UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: July 31, 2021

Date of reporting period: July 31, 2021

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

JULY 31, 2021

2021 Annual Report

iShares Trust

•	iShares Cloud 5G and Tech ETF | IDAT | NYSE Arca

•	iShares Cybersecurity and Tech ETF | IHAK | NYSE Arca

•	iShares Exponential Technologies ETF | XT | NASDAQ

•	iShares Genomics Immunology and Healthcare ETF | IDNA | NYSE Arca

•	iShares Robotics and Artificial Intelligence Multisector ETF | IRBO | NYSE Arca

•	iShares Self-Driving EV and Tech ETF | IDRV | NYSE Arca

•	iShares U.S. Tech Breakthrough Multisector ETF | TECB | NYSE Arca

•	iShares Virtual Work and Life Multisector ETF | IWFH | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2021

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.19%	36.45%
U.S. small cap equities (Russell 2000® Index)	7.86	51.97
International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31
Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T OF Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended July 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 33.18% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of coronavirus vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Two fiscal stimulus bills passed by Congress during the reporting period provided significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels by the end of the reporting period. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy grow at a record annualized pace of 33.8% in the third quarter of 2020, as activity rebounded from the pandemic-induced recession in the first half of 2020. Growth continued at a slower pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. Action by the U.S. Federal Reserve (“the Fed”) also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries approved a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout lagged in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also advanced substantially amid a sharp rebound in economic activity. Strong economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, fueled by economic recovery and a relatively weak U.S. dollar. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

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Fund Summary as of July 31, 2021	iShares® Cloud 5G and Tech ETF

Investment Objective

The iShares Cloud 5G and Tech ETF (the “Fund”) seeks to track the investment results of an index composed of companies from developed and emerging markets that could benefit from providing products, services, and technologies related to cloud computing and 5G, as represented by the Morningstar® Global Digital Infrastructure & Connectivity Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	4.35%
Fund Market	4.35
Index	4.22

For the fiscal period ended 7/31/21, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 6/8/21. The first day of secondary market trading was 6/10/21.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (06/08/21)	(a)	Ending Account Value (07/31/21)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$1,000.00		$1,043.50	$0.70	$1,000.00	$1,022.50	$2.36		0.47%

(a)	The beginning of the period (commencement of operations) is June 8, 2021.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (53 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 20 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Semiconductors & Semiconductor Equipment	44.0%
Software	16.3
Communications Equipment	14.7
Equity Real Estate Investment Trusts (REITs)	8.5
IT Services	5.7
Electronic Equipment, Instruments & Components	4.0
Technology Hardware, Storage & Peripherals	3.0
Chemicals	1.7
Media	1.4
Diversified Telecommunication Services	0.7

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	75.2%
Taiwan	7.7
South Korea	4.0
Finland	3.1
Japan	3.0
Switzerland	2.4
Germany	2.3
Sweden	2.0
Australia	0.3

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2021	iShares® Cybersecurity and Tech ETF

Investment Objective

The iShares Cybersecurity and Tech ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that are involved in cyber security and technology, including cyber security hardware, software, products, and services, as represented by the NYSE® FactSet® Global Cyber Security Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	30.42%	30.83%	30.42%	77.70%
Fund Market	30.52	30.91	30.52	77.94
Index	31.15	31.46	31.15	79.38

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/11/19. The first day of secondary market trading was 6/13/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,070.80	$2.41		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 20 for more information.

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Fund Summary as of July 31, 2021 (continued)	iShares® Cybersecurity and Tech ETF

Portfolio Management Commentary

Stocks of global cybersecurity and technology companies advanced significantly for the reporting period. Cyberattacks on individual, public, and private computer systems rose to record levels and became increasingly sophisticated, as businesses increased their reliance on digital infrastructure and cryptocurrency made extortion payments difficult to trace. Large, high-profile attacks led to significant economic disruption, especially ransomware attacks, in which hackers prevent businesses from accessing their own data. These security breaches posed particular challenges to organizations dependent on data for critical services, such as hospitals. Widespread and widely reported attacks increased attention on computer security, generating higher demand for technology to identify and counter threats. Governments also added to existing cybersecurity rules, requiring companies to defend against and report future attacks.

U.S. equities, which represented approximately 81% of the Index on average during the reporting period, contributed the most to the Index’s return, led by the information technology sector. The systems software industry gained as companies turned to cloud computing to support increases in telecommuting as more employees worked from home amid the coronavirus pandemic. The rise in remote connections increased the need for cybersecurity software to ensure the integrity of the connections, leading to increased subscriptions and revenues in the industry. Demand similarly rose for anti-virus and anti-spam software, as well as firewalls to protect companies’ systems. Enterprises updating and modernizing outdated systems also drove cybersecurity growth, further boosting the Index’s return.

The U.S. IT services industry also contributed to the Index’s return, benefiting from consolidation in the industry and large government contracts for cybersecurity services. Telecommuting amid pandemic-related restrictions increased demand for internet communications infrastructure, supporting the technology hardware and equipment industry.

The Canadian and Taiwanese information technology sectors contributed modestly to the Index’s return. A Canadian company in the systems software industry benefited largely from speculative purchases by retail traders. The Taiwanese communications equipment industry advanced as businesses continued their migration to the cloud amid increased telecommuting, which increased demand for networking infrastructure.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Software	71.0%
Professional Services	10.8
IT Services	9.3
Communications Equipment	8.9

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	80.5%
Israel	7.6
Japan	4.5
Canada	3.1
Taiwan	3.0
Other (each representing less than 1%)	1.3

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2021	iShares® Exponential Technologies ETF

Investment Objective

The iShares Exponential Technologies ETF (the “Fund”) seeks to track the investment results of an index composed of stocks of developed and emerging market companies that create or use exponential technologies, as represented by the Morningstar® Exponential Technologies IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	36.33%	21.19%	17.01%	36.33%	161.38%	172.06%
Fund Market	36.54	21.18	17.03	36.54	161.35	172.33
Index	36.87	21.55	17.30	36.87	165.31	176.15

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/19/15. The first day of secondary market trading was 3/23/15.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,100.40	$2.40		$1,000.00	$1,022.50	$2.31		0.46%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 20 for more information.

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Fund Summary as of July 31, 2021 (continued)	iShares® Exponential Technologies ETF

Portfolio Management Commentary

Stocks of companies that create or use exponential technologies rose sharply for the reporting period, driven by the information technology, industrials, and healthcare sectors. The semiconductors industry led the information technology sector’s gains, as the rebounding global economy and supply chain disruptions led to a microchip shortage, driving prices higher. Continued demand for technologies to facilitate remote work boosted demand for cloud-based services in the software and services industry. Industrials stocks benefited from the continued transition to renewable sources of power.

Stocks in the U.S., which represented approximately 60% of the Index on average during the reporting period, were the main contributors to the Index’s performance, led by the information technology sector. Strong demand for chips used in devices for high-end gaming and cryptocurrency mining bolstered revenues in the semiconductors and semiconductor equipment industry. As businesses migrated their activities to online platforms, demand rose for chips used in data centers. Demand for chips used in computers, consumer electronics, and cars also solidly supported semiconductors manufacturers. The software and services industry contributed as the continued increase in the use of digital transactions for retail purchases and the growing popularity of cryptocurrencies drove gains for online payment processing companies. Additionally, widely reported cyberattacks increased attention to computer security, generating higher demand for cybersecurity technology to identify and counter threats.

The U.S. healthcare sector also contributed significantly to the Index’s return, led by the healthcare equipment industry. As patients became increasingly comfortable with telemedicine visits during the pandemic, demand for prescribed medical equipment such as glucose monitors rose, boosting revenues. Pharmaceuticals stocks advanced due to strength in demand for prescription drugs and investor optimism surrounding the U.S. Food and Drug Administration’s preapproval of an Alzheimer’s treatment and emergency approval of COVID-19 treatments.

Exponential technology stocks in Denmark and China were modest contributors. Global demand for renewable energy sources, such as wind turbines, continued to grow amid increasingly favorable government regulations, benefiting Danish electrical equipment manufacturers. In the Chinese healthcare sector, new technologies for detecting antibodies for the novel coronavirus boosted revenues.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	41.6%
Health Care	28.8
Industrials	9.9
Communication Services	9.7
Financials	3.2
Real Estate	3.0
Consumer Discretionary	2.7
Other (each representing less than 1%)	1.1

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	58.4%
Japan	6.0
Netherlands	4.3
China	4.2
Germany	3.4
France	2.9
United Kingdom	2.9
Switzerland	2.6
Denmark	2.4
Taiwan	2.0

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2021	iShares® Genomics Immunology and Healthcare ETF

Investment Objective

The iShares Genomics Immunology and Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that could benefit from the long-term growth and innovation in genomics, immunology and bioengineering, as represented by the NYSE® FactSet Global Genomics and Immuno Biopharma IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	34.49%	40.53%	34.49%	107.11%
Fund Market	34.37	40.61	34.37	107.35
Index	34.49	40.43	34.49	106.55

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/11/19. The first day of secondary market trading was 6/13/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$996.10	$2.33		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 20 for more information.

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Fund Summary as of July 31, 2021 (continued)	iShares® Genomics Immunology and Healthcare ETF

Portfolio Management Commentary

Global genomics, immunology, and healthcare stocks advanced during the reporting period, in an environment that rewarded spending on research and development and cross-company collaboration. Companies significantly improved efficiency, increasing the speed to market as they raced to deliver COVID-19 treatments and vaccines. In this environment, initial public offerings of biotechnology companies reached an all-time high. Merger and acquisition activity remained steady amid low interest rates as companies sought to diversify their product pipelines. Government aid along with private investment in the healthcare sector also bolstered returns.

U.S. stocks, which represented approximately 72% of the Index on average during the reporting period, contributed the most to the Index’s return. Biotechnology stocks led contribution to the Index’s return in the U.S. as companies developed, tested, and distributed vaccines for COVID-19, receiving emergency use authorization from the U.S. Food and Drug Administration (“FDA”) in addition to other global healthcare agencies. Expectations that studies on vaccine efficacy for children would yield positive results also bolstered the biotechnology industry. Expanded agreements to increase global vaccine supply during 2021 and beyond further supported profit growth.

Outside of developments around COVID-19, the biotechnology industry gained amid encouraging early-stage study results on gene-editing treatments for a liver disease. Investor optimism rose that the technology could be applied to other genetic defects, such as heart and kidney disease and hemophilia. The FDA’s breakthrough therapy designation for a new lung cancer treatment, following successful early-stage trials, also supported the industry.

German and Danish biotechnology stocks contributed modestly to the Index’s performance. In Germany, the industry advanced due to a successful partnership to develop and distribute an mRNA COVID-19 vaccine. Expectations that waning immunity would lead to steady demand for booster shots, along with development of mRNA vaccines for other viruses like the flu, drove the industry’s gains. The Danish biotechnology industry benefited from strong sales of a monoclonal antibody used to treat multiple myeloma, a cancer of plasma cells.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Biotechnology	82.3%
Pharmaceuticals	11.8
Life Sciences Tools & Services	5.9

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	66.5%
Germany	13.6
France	4.3
Denmark	4.3
Switzerland	4.0
Japan	3.7
China	3.3
United Kingdom	0.3

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2021	iShares® Robotics and Artificial Intelligence Multisector ETF

Investment Objective

The iShares Robotics and Artificial Intelligence Multisector ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that could benefit from the long-term growth and innovation in robotics technologies and artificial intelligence, as represented by the NYSE® FactSet® Global Robotics and Artificial Intelligence Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	38.79%	22.06%	38.79%	85.48%
Fund Market	38.67	22.08	38.67	85.55
Index	39.10	22.41	39.10	86.95

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/26/18. The first day of secondary market trading was 6/28/18.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$997.00	$2.33		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 20 for more information.

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Fund Summary as of July 31, 2021 (continued)	iShares® Robotics and Artificial Intelligence Multisector ETF

Portfolio Management Commentary

The Index gained substantially during the reporting period as companies in a wide range of industries increased their investments in artificial intelligence (“AI”) focused initiatives. Enterprise demand for AI capabilities rose sharply during the coronavirus pandemic as business leaders recognized the need for AI solutions to improve efficiencies, reduce costs, manage risks, and accelerate growth. Sectors with the most pronounced acceleration in the pace of AI adoption included financials, information technology, and consumer discretionary.

Within the information technology sector, pandemic-related accelerations in remote working, online shopping, e-learning, and telehealth contributed to a favorable environment for software and services companies, particularly those that provide cloud services. Despite a global recession and consequent slowdown in corporate spending, the cloud market remained remarkably resilient during the reporting period. Semiconductors and semiconductor equipment companies also benefited from an acceleration in certain consumer behaviors due to pandemic-related restrictions. Most notable was a proliferation of technology products with wireless connectivity, such as mobile phones, tablets, and laptops, which rely on sophisticated microchip designs for connectivity. Demand for semiconductors from mobile phone makers was especially strong. Adding to this strength was the rollout of 5G networks and devices, as 5G-capable smartphones require more semiconductors than earlier-generation phones.

Within the communication services sector, several large companies posted robust profit and revenue growth, including select media and entertainment companies. Business closures and social distancing directives aimed at curbing COVID-19 infection rates led to a significant increase in internet usage and digital media consumption. Online activities such as shopping, streaming video, social media engagement, and gaming all surged during the pandemic.

The industrials sector benefited from the market’s rotation out of highly valued growth stocks into value-oriented stocks amid expectations that rising inflation could lead to higher interest rates. Notably, industrials companies continued to demonstrate an increasing reliance on AI to boost productivity, improve quality, and reduce costs.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	59.7%
Communication Services	20.8
Industrials	10.9
Consumer Discretionary	6.8
Health Care	1.8

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	54.0%
China	13.3
Japan	9.7
Taiwan	4.3
South Korea	3.8
Israel	2.5
France	2.4
Germany	2.2
Switzerland	2.2
United Kingdom	1.7

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2021	iShares® Self-Driving EV and Tech ETF

Investment Objective

The iShares Self-Driving EV and Tech ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market companies that may benefit from growth and innovation in and around electric vehicles, battery technologies and autonomous driving technologies, as represented by the NYSE® FactSet Global Autonomous Driving and Electric Vehicle Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	69.28%	35.92%	69.28%	102.13%
Fund Market	68.95	35.94	68.95	102.19
Index	69.43	36.08	69.43	102.42

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/19. The first day of secondary market trading was 4/18/19.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,127.20	$2.48		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 20 for more information.

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Fund Summary as of July 31, 2021 (continued)	iShares® Self-Driving EV and Tech ETF

Portfolio Management Commentary

Stocks of companies related to innovations in electric vehicles (“EVs”) and self-driving cars advanced significantly for the reporting period, as consumer demand for EVs grew and governments developed strategies to lower emissions and support EV usage. As pandemic-related restrictions were relaxed, automobile makers began addressing notable components backlogs that impacted delivery of new vehicles, in order to meet this demand growth.

Stocks in the U.S., which represented nearly 53% of the Index on average for the reporting period, contributed the majority of the Index’s return, led by the consumer discretionary sector’s automobiles industry. Expectations that increasing competition in the EV market, combined with consumers’ growing interest in EVs would lead to increased EV adoption rates buoyed the industry. Manufacturers’ plans to significantly increase investment in and scale up production of affordably priced EVs also supported the industry. Automobiles manufacturers also advanced amid analyst expectations that the autonomous luxury vehicle market could steadily grow through 2027.

U.S. information technology stocks, particularly in the semiconductors industry, also contributed significantly to the Index’s return. Higher than expected demand for cars and consumer electronics, which require semiconductor chips, combined with production limitations due to the pandemic, led to shortages and drove up prices of semiconductors and their components. U.S. sanctions against Chinese technology companies also negatively impacted supply chains. Despite higher prices, worldwide sales of semiconductors still rose at a relatively rapid pace.

German equities also bolstered the Index’s return, led by the consumer discretionary sector. Strong consumer demand for vehicles supported the automobiles industry and select automakers announced focused investment and production strategies to expand their EV offerings. Meanwhile, the E.U., as part of a climate change mitigation effort, introduced an effective ban on the sale of new gas and diesel cars beginning in 2035.

Japanese equities modestly contributed, as the autos and components industry benefited from renewed consumer demand overseas, especially for EVs. South Korea’s information technology sector also contributed. Steady sales of smartphones and TVs supported gains in the technology hardware and equipment industry.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Consumer Discretionary	42.6%
Information Technology	39.5
Industrials	7.1
Materials	5.5
Communication Services	5.3

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	49.9%
Germany	10.1
Japan	8.8
South Korea	8.4
China	5.6
Switzerland	3.9
Netherlands	3.3
Sweden	2.8
United Kingdom	1.9
Italy	1.2

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2021	iShares® U.S. Tech Breakthrough Multisector ETF

Investment Objective

The iShares U.S. Tech Breakthrough Multisector ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that could benefit from various breakthrough technologies, including robotics and artificial intelligence, cloud and data tech, cybersecurity, genomics and immunology, and financial technology, as represented by the NYSE® FactSet® U.S. Tech Breakthrough IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	34.72%	37.91%	34.72%	65.35%
Fund Market	34.80	37.93	34.80	65.39
Index	35.15	38.45	35.15	66.22

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/8/20. The first day of secondary market trading was 1/10/20.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,168.80	$1.61		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 20 for more information.

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Fund Summary as of July 31, 2021 (continued)	iShares® U.S. Tech Breakthrough Multisector ETF

Portfolio Management Commentary

U.S. stocks poised to benefit from breakthrough technologies posted a substantial gain for the reporting period. A strengthening U.S. economy and continued adoption of technologies and services to facilitate remote work helped to drive the advance.

The software and services industry was the leading contributor to the Index’s return. As coronavirus pandemic-related restrictions meant more workers remained at home, employers adapted by increasing the use of management, collaboration, and monitoring software. Continued migration toward cloud computing, which provides a steady revenue stream for software makers, supported earnings growth in the industry. Sales of cloud products that build and deploy applications and services grew significantly, bolstering revenues. Strong sales of business financial and cloud infrastructure software also benefited software makers amid record information technology spending in Asia. Increased concern over ransomware attacks and other security vulnerabilities propelled sales of cybersecurity software.

The semiconductors industry also contributed to the Index’s performance, as the rebounding global economy and supply chain disruptions led to a microchip shortage. Demand for chips in products such as automobiles, appliances, laptops, and smartphones exceeded supply, leading to higher prices and solid profit margins for semiconductors manufacturers. Strong sales of chips used in devices for high-end gaming further boosted revenues in the industry. Chips used by data centers were also in high demand amid the ongoing migration of business activities to online platforms.

The interactive media and services industry advanced in an environment of heightened consumer online engagement. Competition from businesses seeking consumer awareness amid a reopening economy led to substantially higher revenues from online advertising. The heightened interest in advertising on social media platforms allowed companies in the industry to significantly increase pricing, bolstering profitability.

The biotechnology industry was another source of strength, driven primarily by sales of coronavirus vaccines, as worldwide efforts to vaccinate the general public continued. The technology hardware and equipment industry also advanced, as the increase in working and studying from home boosted demand for computers, mobile devices, and technology services.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	62.5%
Communication Services	15.5
Health Care	12.2
Consumer Discretionary	6.1
Real Estate.	2.3
Industrials	1.1
Financials	0.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	4.2%
Microsoft Corp.	4.1
Alphabet Inc., Class A	4.1
NVIDIA Corp.	4.0
Facebook Inc., Class A	3.9
Amazon.com Inc.	3.8
Moderna Inc.	3.7
salesforce.com Inc.	3.6
Walt Disney Co. (The)	3.3
Adobe Inc.	3.1

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2021	iShares® Virtual Work and Life Multisector ETF

Investment Objective

The iShares Virtual Work and Life Multisector ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. companies that provide products, services and technologies that empower individuals to work remotely, and support an increasingly virtual way of life across entertainment, wellness and learning, as represented by the NYSE® FactSet® Global Virtual Work and Life Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	12.11%
Fund Market	11.99
Index	12.44

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/29/20. The first day of secondary market trading was 10/1/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$903.60	$2.22		$1,000.00	$1,022.50	$2.36		0.47%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 20 for more information.

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Fund Summary as of July 31, 2021 (continued)	iShares® Virtual Work and Life Multisector ETF

Portfolio Management Commentary

Stocks of companies that help people work, play, or study from home advanced moderately during the reporting period. Many businesses and schools initially closed their offices or buildings as the novel coronavirus spread, but as COVID-19 vaccinations increased and businesses reopened, many workers and students returned to work or classrooms. Investors’ expectations for further growth in remote work also helped the Index’s return.

Stocks in the U.S. were the largest contributor to the Index’s return, led by the information technology sector. With many employees working from home, sales of project management software, which allows workers to collaborate remotely using cloud-based software to send messages or share files, advanced. Businesses sought solutions to make their data securely accessible from off-site locations, increasing sales of web infrastructure and website security software.

The U.S. communication services and consumer discretionary sectors also contributed to the Index’s return as consumers, staying home due to pandemic-related shutdowns, sought alternative sources of entertainment and exercise. Sales of streaming video platforms increased, and consumers gravitated toward streaming video, leading marketers to shift their advertising budgets toward digital platforms, supporting the media and entertainment industry. With gyms closed due to the pandemic, many consumers purchased exercise equipment to keep fit at home, which drove solid performance in the leisure products industry. Beyond the U.S., stocks in Singapore and the U.K. also contributed to the Index’s return, boosted by gains from communication services companies that offer online gaming, shopping, and remote learning.

On the downside, equities in China, particularly in the communication services and healthcare sectors, weighed on the Index’s return. New sweeping government restrictions and regulations on leading technology companies and concerns about over-extended equity valuations sent Chinese communication services and healthcare stocks lower. In addition, rising vaccination levels and a return to a more normal lifestyle led to lower demand for remote service offerings, such as video-streaming apps.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	45.6%
Communication Services	35.6
Consumer Discretionary	13.4
Health Care	4.4
Other (each representing less than 1%)	1.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Atlassian Corp. PLC, Class A	2.9%
Cloudflare Inc., Class A	2.9
Roku Inc.	2.6
Five9 Inc.	2.6
Nice Ltd.	2.6
DocuSign Inc., Class A	2.6
Snap Inc., Class A	2.5
Chegg Inc.	2.4
Sea Ltd.	2.3
Match Group Inc.	2.3

F U N D S U M M A R Y	19

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Schedule of Investments July 31, 2021	iShares® Cloud 5G and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 1.8%
DuPont de Nemours Inc.	1,928	$144,696

Communications Equipment — 14.7%
Arista Networks Inc.(a)	644	244,971
Ciena Corp.(a)	1,700	98,838
F5 Networks Inc.(a)	1,044	215,597
Juniper Networks Inc.	6,060	170,529
Lumentum Holdings Inc.(a)	864	72,567
Nokia OYJ(a)	42,560	261,503
Telefonaktiebolaget LM Ericsson, Class B	14,312	165,077

		1,229,082

Diversified Telecommunication Services — 0.7%
Cogent Communications Holdings Inc.	768	59,604

Electronic Equipment, Instruments & Components — 3.9%
Murata Manufacturing Co. Ltd.	2,000	165,971
Taiyo Yuden Co. Ltd.	1,600	82,113
Yageo Corp.	4,000	80,667

		328,751

Equity Real Estate Investment Trusts (REITs) — 8.4%
CoreSite Realty Corp.	816	112,780
CyrusOne Inc.	2,292	163,351
Digital Realty Trust Inc.	1,376	212,124
Equinix Inc.	264	216,588

		704,843

IT Services — 5.7%
Akamai Technologies Inc.(a)	1,708	204,823
Megaport Ltd.(a)	2,404	29,417
Twilio Inc., Class A(a)	648	242,086

		476,326

Media — 1.4%
DISH Network Corp., Class A(a)	2,840	118,968

Semiconductors & Semiconductor Equipment — 43.9%
Analog Devices Inc.	1,252	209,610
Broadcom Inc.	432	209,693
Cree Inc.(a)	1,244	115,393
Infineon Technologies AG	4,948	189,084
Intel Corp.	3,524	189,309
MACOM Technology Solutions Holdings Inc.(a)	496	30,613
Marvell Technology Inc.	4,952	299,645
MediaTek Inc.	8,000	261,582
Micron Technology Inc.(a)	2,500	193,950

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Monolithic Power Systems Inc.	580	$260,571
NVIDIA Corp.	1,376	268,306
Qorvo Inc.(a)	1,100	208,549
QUALCOMM Inc.	1,148	171,970
SK Hynix Inc.	1,600	156,634
Skyworks Solutions Inc.	1,192	219,936
STMicroelectronics NV	4,908	201,983
Taiwan Semiconductor Manufacturing Co. Ltd.	12,000	250,794
Win Semiconductors Corp.	4,000	49,639
Xilinx Inc.	1,264	189,398

		3,676,659

Software — 16.3%
Datadog Inc., Class A(a)	1,976	218,743
Dropbox Inc., Class A(a)	5,120	161,229
Fortinet Inc.(a)	1,428	388,760
Microsoft Corp.	836	238,185
New Relic Inc.(a)	952	65,764
Teradata Corp.(a)	1,904	94,553
VMware Inc., Class A(a)	1,248	191,867

		1,359,101

Technology Hardware, Storage & Peripherals — 3.0%
Pure Storage Inc., Class A(a)	3,860	75,347
Samsung Electronics Co. Ltd.	2,604	177,948

		253,295

Total Common Stocks — 99.8% (Cost: $8,025,558)		8,351,325

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	10,000	10,000

Total Short-Term Investments — 0.1% (Cost: $10,000)		10,000

Total Investments in Securities — 99.9% (Cost: $8,035,558)		8,361,325

Other Assets, Less Liabilities — 0.1%		8,948

Net Assets — 100.0%		$8,370,273

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2021	iShares® Cloud 5G and Tech ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/08/21	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—		$10,000	(b)	$—	$—	$—	$10,000	10,000	$—	$—

(a)	The Fund commenced operations on June 08, 2021.
(b)	Represents net amount purchased (sold).

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$6,278,913	$2,072,412	$—	$8,351,325
Money Market Funds	10,000	—	—	10,000

	$6,288,913	$2,072,412	$—	$8,361,325

See notes to financial statements.

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Schedule of Investments July 31, 2021	iShares® Cybersecurity and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communications Equipment — 8.8%
Accton Technology Corp.	1,584,000	$18,543,439
Calix Inc.(a)	182,931	8,557,512
Juniper Networks Inc.	826,140	23,247,580
Radware Ltd.(a)	130,384	4,202,276

		54,550,807

IT Services — 9.3%
Akamai Technologies Inc.(a)(b)	202,601	24,295,912
Change Inc.(a)(b)	140,500	3,259,214
My EG Services Bhd	7,109,300	2,797,355
Okta Inc.(a)(b)	107,623	26,667,903

		57,020,384

Professional Services — 10.8%
Booz Allen Hamilton Holding Corp., Class A	268,355	23,027,543
CACI International Inc., Class A(a)(b)	75,027	20,029,208
ManTech International Corp./VA, Class A	85,424	7,471,183
Science Applications International Corp.	185,741	16,215,189

		66,743,123

Software — 70.9%
A10 Networks Inc.(a)	200,072	2,554,919
Absolute Software Corp.	181,807	2,493,361
Ahnlab Inc.	18,265	1,076,011
Alarm.com Holdings Inc.(a)	116,334	9,681,315
BlackBerry Ltd.(a)	1,658,743	16,885,249
Check Point Software Technologies Ltd.(a)	195,014	24,786,279
Citrix Systems Inc.	171,129	17,241,247
Crowdstrike Holdings Inc., Class A(a)	112,962	28,648,293
CyberArk Software Ltd.(a)	123,078	17,480,768
Digital Arts Inc.	32,100	2,204,499
DocuSign Inc., Class A(a)	100,036	29,814,729
Everbridge Inc.(a)	117,177	16,547,736
FireEye Inc.(a)(b)	746,898	15,087,340
Fortinet Inc.(a)	103,408	28,151,794
McAfee Corp., Class A	268,074	7,256,763
Micro Focus International PLC	707,890	3,944,169
Mimecast Ltd.(a)	190,237	10,567,665
Palo Alto Networks Inc.(a)	65,473	26,127,001
Ping Identity Holding Corp.(a)(b)	155,955	3,441,927

Security	Shares	Value

Software (continued)
Proofpoint Inc.(a)(b)	132,070	$23,067,346
Qualys Inc.(a)(b)	104,813	10,644,808
Rapid7 Inc.(a)(b)	170,005	19,338,069
SailPoint Technologies Holdings Inc.(a)	230,139	11,504,649
Tenable Holdings Inc.(a)	286,445	12,259,846
Trend Micro Inc.	423,200	22,033,103
Varonis Systems Inc.(a)(b)	324,274	19,845,569
VirnetX Holding Corp.(a)	201,477	826,056
VMware Inc., Class A(a)(b)	142,186	21,859,676
Zix Corp.(a)	238,850	1,769,879
Zscaler Inc.(a)	125,607	29,631,947

		436,772,013

Total Common Stocks — 99.8% (Cost: $527,661,885)		615,086,327

Short-Term Investments

Money Market Funds — 10.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	62,697,784	62,729,133
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	790,000	790,000

		63,519,133

Total Short-Term Investments — 10.3% (Cost: $63,518,547)		63,519,133

Total Investments in Securities — 110.1% (Cost: $591,180,432)		678,605,460

Other Assets, Less Liabilities — (10.1)%		(62,211,114)

Net Assets — 100.0%		$616,394,346

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2021	iShares® Cybersecurity and Tech ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$7,762,535	$54,979,314	(a)	$—	$(13,138)	$422	$62,729,133	62,697,784	$114,102	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	250,000	540,000	(a)	—	—	—	790,000	790,000	518		—

					$(13,138)	$422	$63,519,133		$114,620		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P Select Sector Technology E-Mini Index	5	09/17/21	$772	$58,420

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$58,420

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$76,657

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$58,420

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$370,586

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Cybersecurity and Tech ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$561,228,537	$53,857,790	$—	$615,086,327
Money Market Funds	63,519,133	—	—	63,519,133

	$624,747,670	$53,857,790	$—	$678,605,460

Derivative financial instruments(a)
Assets
Futures Contracts	$58,420	$—	$—	$58,420

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments July 31, 2021	iShares® Exponential Technologies ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.6%
Cochlear Ltd.	109,621	$19,832,509
Megaport Ltd.(a)	1,737,384	21,259,521
Sonic Healthcare Ltd.	728,921	21,536,987

		62,629,017

Belgium — 0.9%
Proximus SADP	784,125	16,113,982
UCB SA	165,544	17,904,789

		34,018,771

Brazil — 0.3%
TIM SA	6,178,259	13,428,290

China — 4.2%
Alibaba Group Holding Ltd.(a)	518,200	12,655,870
Baidu Inc., ADR(a)	118,292	19,401,071
Genscript Biotech Corp.(a)	11,208,000	49,267,491
Innovent Biologics Inc.(a)(b)	2,407,500	24,651,012
NetEase Inc.	965,800	19,209,964
Tencent Holdings Ltd.	225,400	13,593,456
Wuxi Biologics Cayman Inc., New(a)(b)	1,671,000	25,523,272

		164,302,136

Denmark — 2.4%
Genmab A/S(a)	47,440	21,441,876
H Lundbeck A/S	542,977	16,384,729
Novo Nordisk A/S, Class B	255,347	23,637,797
Orsted A/S(b)	104,233	15,459,853
Vestas Wind Systems A/S	443,329	16,347,552

		93,271,807

Finland — 0.7%
Nokia OYJ(a)	4,212,654	25,883,976

France — 2.9%
Bouygues SA	400,076	15,419,504
Capgemini SE	122,873	26,559,327
Iliad SA	80,732	17,398,144
Orange SA	1,358,528	15,119,239
Sanofi	171,137	17,639,639
Schneider Electric SE	133,742	22,400,223

		114,536,076

Germany — 3.4%
Bayer AG, Registered	298,793	17,801,786
Deutsche Boerse AG	106,836	17,827,075
Deutsche Telekom AG, Registered	1,017,153	21,110,143
Infineon Technologies AG	496,256	18,963,991
Merck KGaA	106,169	21,733,216
Siemens AG, Registered	127,187	19,845,371
Telefonica Deutschland Holding AG	5,993,724	16,156,420

		133,438,002

India — 1.8%
Infosys Ltd.	1,094,538	23,854,248
Tata Consultancy Services Ltd.	456,695	19,470,583
Wipro Ltd.	3,531,892	27,914,773

		71,239,604

Ireland — 0.6%
Seagate Technology Holdings PLC	271,510	23,865,729

Japan — 6.0%
Chugai Pharmaceutical Co. Ltd.	367,800	13,553,616
Fanuc Corp.	70,000	15,677,728

Security	Shares	Value

Japan (continued)
Mitsubishi Electric Corp.	1,216,400	$16,503,190
Murata Manufacturing Co. Ltd.	194,900	16,173,918
Nabtesco Corp.	423,900	16,055,821
Nidec Corp.	145,300	16,308,980
Omron Corp.	191,500	16,387,617
Rakuten Group Inc.	1,778,600	19,571,809
SoftBank Group Corp.	244,311	15,363,651
Taiyo Yuden Co. Ltd.	376,000	19,296,637
Takeda Pharmaceutical Co. Ltd.	478,904	15,941,045
TDK Corp.	127,400	14,536,339
Tokyo Electron Ltd.	47,800	19,713,935
Yaskawa Electric Corp.	368,200	18,232,047

		233,316,333

Netherlands — 4.3%
Adyen NV(a)(b)	8,340	22,601,809
ASM International NV	85,794	30,449,149
ASML Holding NV	36,812	28,138,495
Koninklijke KPN NV	5,849,710	19,195,070
NXP Semiconductors NV	110,659	22,838,911
QIAGEN NV(a)	368,815	19,765,941
Wolters Kluwer NV	225,942	25,758,143

		168,747,518

Singapore — 1.5%
Keppel DC REIT	9,365,300	18,233,274
Singapore Exchange Ltd.	2,168,800	18,976,961
Singapore Technologies Engineering Ltd.	6,645,100	19,624,170

		56,834,405

South Korea — 0.8%
Samsung Electronics Co. Ltd.	260,127	17,776,141
SK Hynix Inc.	158,886	15,554,347

		33,330,488

Spain — 0.8%
Grifols SA	606,217	15,417,199
Telefonica SA	3,666,556	16,773,928

		32,191,127

Sweden — 1.8%
Elekta AB, Class B	1,355,190	19,779,685
Millicom International Cellular SA, SDR(a)	443,603	17,702,619
Swedish Orphan Biovitrum AB(a)	900,368	17,596,122
Telefonaktiebolaget LM Ericsson, Class B	1,441,053	16,621,357

		71,699,783

Switzerland — 2.6%
ABB Ltd., Registered	638,822	23,354,279
Novartis AG, Registered	203,606	18,829,154
Roche Holding AG, NVS	49,313	19,050,207
STMicroelectronics NV	491,759	20,237,726
Swisscom AG, Registered	33,331	20,031,988

		101,503,354

Taiwan — 2.0%
Advantech Co. Ltd.	1,517,000	19,800,022
MediaTek Inc.	666,000	21,776,766
Taiwan Semiconductor Manufacturing Co. Ltd.	944,000	19,729,124
Win Semiconductors Corp.	1,375,000	17,063,323

		78,369,235

United Kingdom — 2.9%
AstraZeneca PLC	163,204	18,753,751
BT Group PLC(a)	9,514,482	22,917,869
GlaxoSmithKline PLC	931,526	18,391,892

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Exponential Technologies ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
London Stock Exchange Group PLC	151,983	$15,847,464
RELX PLC	709,484	20,854,776
Vodafone Group PLC	9,603,408	15,441,815

		112,207,567

United States — 58.3%
3M Co.	98,468	19,490,756
AbbVie Inc.	163,794	19,049,242
Accenture PLC, Class A	68,739	21,837,006
Advanced Micro Devices Inc.(a)	193,562	20,554,349
Albemarle Corp.	124,845	25,723,064
Align Technology Inc.(a)	34,225	23,813,755
Alnylam Pharmaceuticals Inc.(a)(c)	143,164	25,617,766
Alphabet Inc., Class A(a)	9,573	25,794,736
Amazon.com Inc.(a)	5,478	18,228,538
Amgen Inc.	75,809	18,310,906
Amphenol Corp., Class A	251,958	18,264,435
Analog Devices Inc.	121,820	20,395,104
Apple Inc.	153,627	22,408,034
Applied Materials Inc.	197,806	27,678,994
Arista Networks Inc.(a)	64,432	24,509,288
Berkshire Hathaway Inc., Class B(a)	77,517	21,572,206
Biogen Inc.(a)	71,468	23,350,740
BioMarin Pharmaceutical Inc.(a)	229,937	17,643,066
BlackRock Inc.(d)	24,601	21,333,249
Boston Scientific Corp.(a)	530,037	24,169,687
Bristol-Myers Squibb Co.	298,791	20,278,945
Broadcom Inc.	41,160	19,979,064
Broadridge Financial Solutions Inc.	115,029	19,956,381
Cadence Design Systems Inc.(a)	148,749	21,962,790
Capital One Financial Corp.	186,261	30,118,403
Cisco Systems Inc.	393,071	21,764,341
Cognizant Technology Solutions Corp., Class A	224,296	16,492,485
CoreSite Realty Corp.	143,027	19,767,762
Corning Inc.	467,076	19,551,801
Crowdstrike Holdings Inc., Class A(a)	105,311	26,707,923
CyrusOne Inc.	267,045	19,032,297
Dell Technologies Inc., Class C(a)	243,682	23,544,555
Dexcom Inc.(a)	52,527	27,078,194
Digital Realty Trust Inc.	131,877	20,330,158
Eli Lilly & Co.	109,383	26,634,761
Emerson Electric Co.	213,380	21,527,908
Envestnet Inc.(a)	204,040	15,349,929
Equinix Inc.	25,022	20,528,299
Exelixis Inc.(a)	927,676	15,631,341
Facebook Inc., Class A(a)	61,024	21,742,851
First Solar Inc.(a)(c)	204,481	17,593,545
General Electric Co.	1,550,728	20,081,928
Gentex Corp.	523,900	17,828,317
Gilead Sciences Inc.	289,008	19,736,356
Hewlett Packard Enterprise Co.	1,459,295	21,159,778
Honeywell International Inc.	80,682	18,862,645
HP Inc.	769,297	22,209,604
Hubbell Inc.	106,371	21,323,131
Illumina Inc.(a)	52,047	25,802,300
Incyte Corp.(a)	219,352	16,966,877
Intel Corp.	354,851	19,062,596
International Business Machines Corp.	140,400	19,790,784
Intuitive Surgical Inc.(a)	22,503	22,310,824
Ionis Pharmaceuticals Inc.(a)	364,666	13,543,695
Jazz Pharmaceuticals PLC(a)(c)	121,784	20,644,824

Security	Shares	Value

United States (continued)
Johnson & Johnson	110,441	$19,017,940
KLA Corp.	67,841	23,619,523
Laboratory Corp. of America Holdings(a)	85,756	25,396,639
Lam Research Corp.	35,190	22,430,458
Lincoln Electric Holdings Inc.	142,591	19,881,463
Marvell Technology Inc.	407,609	24,664,421
Mastercard Inc., Class A	54,712	21,115,549
Maxim Integrated Products Inc.	208,798	20,861,008
Medtronic PLC	160,736	21,106,244
MercadoLibre Inc.(a)	11,320	17,757,684
Merck & Co. Inc.	232,326	17,858,900
Microchip Technology Inc.	128,859	18,442,300
Micron Technology Inc.(a)(c)	254,840	19,770,487
Microsoft Corp.	80,201	22,850,067
Monolithic Power Systems Inc.	55,993	25,155,415
Nektar Therapeutics, Class A(a)(c)	1,030,814	16,276,553
NVIDIA Corp.	137,744	26,858,703
Okta Inc.(a)(c)	76,140	18,866,731
ON Semiconductor Corp.(a)	584,847	22,844,124
Palantir Technologies Inc., Class A(a)(c)	660,608	14,341,800
Palo Alto Networks Inc.(a)	58,658	23,407,475
PayPal Holdings Inc.(a)	81,296	22,399,487
Pfizer Inc.	436,713	18,695,684
Premier Inc., Class A	483,677	17,238,248
Qorvo Inc.(a)	107,853	20,447,850
QUALCOMM Inc.	110,743	16,589,301
Quest Diagnostics Inc.	140,095	19,865,471
Redfin Corp.(a)(c)	313,754	18,376,572
Regeneron Pharmaceuticals Inc.(a)	35,446	20,367,626
Rockwell Automation Inc.	67,819	20,848,917
salesforce.com Inc.(a)	79,784	19,302,143
Seagen Inc.(a)	98,704	15,140,207
ServiceNow Inc.(a)	32,717	19,233,997
Skyworks Solutions Inc.	118,348	21,836,389
Splunk Inc.(a)	117,226	16,643,747
Square Inc., Class A(a)	85,631	21,173,121
Stryker Corp.	71,471	19,364,353
Synopsys Inc.(a)	76,840	22,129,152
TE Connectivity Ltd.	147,379	21,733,981
Tesla Inc.(a)	29,042	19,957,662
Texas Instruments Inc.	109,622	20,896,146
Thermo Fisher Scientific Inc.	36,634	19,782,726
T-Mobile U.S. Inc.(a)	134,629	19,389,269
United Therapeutics Corp.(a)	129,526	23,564,665
Verizon Communications Inc.	311,294	17,363,979
Vertex Pharmaceuticals Inc.(a)	79,394	16,004,243
Visa Inc., Class A	81,854	20,168,007
VMware Inc., Class A(a)(c)	125,808	19,341,722
Western Digital Corp.(a)	341,633	22,182,231
Xilinx Inc.	124,119	18,597,991
Zebra Technologies Corp., Class A(a)	45,653	25,222,369
Zillow Group Inc., Class C, NVS(a)(c)	151,001	16,045,366
Zimmer Biomet Holdings Inc.	123,081	20,113,897
Zoetis Inc.	109,026	22,099,570
Zscaler Inc.(a)	98,976	23,349,428

		2,282,631,314

Total Common Stocks — 99.8% (Cost: $2,802,358,207)
		3,907,444,532

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2021	iShares® Exponential Technologies ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)
	29,077,070	$29,091,609
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)
	12,950,000	12,950,000

		42,041,609

Total Short-Term Investments — 1.1% (Cost: $42,028,914)		42,041,609

Total Investments in Securities — 100.9% (Cost: $2,844,387,121)		3,949,486,141

Other Assets, Less Liabilities — (0.9)%		(34,908,456)

Net Assets — 100.0%		$3,914,577,685

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$70,093,118	$—		$(40,967,965	)(a)	$7,910	$(41,454)	$29,091,609	29,077,070	$275,386	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,020,000	8,930,000	(a)	—		—	—	12,950,000	12,950,000	1,953		—
BlackRock Inc.	13,808,865	6,060,383		(5,154,394)		516,582	6,101,813	21,333,249	24,601	356,528		—

						$524,492	$6,060,359	$63,374,858		$633,867		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	16	09/17/21	$ 776	$26,872
MSCI Emerging Markets E-Mini Index	26	09/17/21	1,661	(33,314)
S&P 500 E-Mini Index	17	09/17/21	3,731	62,506

				$56,064

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Exponential Technologies ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$89,378

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$33,314

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,646,590

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(198,135)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,860,218

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,362,165,315	$1,545,279,217	$—	$3,907,444,532
Money Market Funds	42,041,609	—	—	42,041,609

	$2,404,206,924	$1,545,279,217	$—	$3,949,486,141

Derivative financial instruments(a)
Assets
Futures Contracts	$62,506	$26,872	$—	$89,378
Liabilities
Futures Contracts	(33,314)	—	—	(33,314)

	$29,192	$26,872	$—	$56,064

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments July 31, 2021	iShares® Genomics Immunology and Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 3.3%
BeiGene Ltd.(a)(b)	455,400	$10,756,814

Denmark — 4.3%
Genmab A/S(a)	31,042	14,030,327

France — 4.3%
Sanofi	117,279	12,088,323
Valneva SE(a)	145,287	2,043,724

		14,132,047

Germany — 13.6%
BioNTech SE, ADR(a)	55,578	18,249,036
Evotec SE(a)	280,178	11,617,431
Merck KGaA	71,362	14,608,085

		44,474,552

Japan — 3.7%
Takeda Pharmaceutical Co. Ltd.	361,700	12,039,733

Switzerland — 4.0%
CRISPR Therapeutics AG(a)(b)	108,210	13,095,574

United Kingdom — 0.3%
Adaptimmune Therapeutics PLC, ADR(a)	304,443	1,086,862

United States — 66.4%
Agenus Inc.(a)	472,879	2,449,513
Aligos Therapeutics Inc.(a)	11,813	172,115
Allogene Therapeutics Inc.(a)	156,029	3,424,837
Altimmune Inc.(a)	999	9,061
Arcturus Therapeutics Holdings Inc.(a)	19,371	606,506
BioCryst Pharmaceuticals Inc.(a)	429,477	6,923,169
Bluebird Bio Inc.(a)(b)	111,520	2,833,723
Blueprint Medicines Corp.(a)(b)	125,950	11,067,227
CytomX Therapeutics Inc.(a)(b)	57,819	312,801
Editas Medicine Inc.(a)	128,704	5,387,550
Exelixis Inc.(a)	550,119	9,269,505
Fate Therapeutics Inc.(a)(b)	168,157	13,923,400
FibroGen Inc.(a)(b)	143,977	1,871,701
Gilead Sciences Inc.	181,021	12,361,924
ImmunityBio Inc.(a)	194,642	2,133,276
Inovio Pharmaceuticals Inc.(a)	552,181	4,638,320
Intellia Therapeutics Inc.(a)	136,045	19,297,983
Invitae Corp.(a)(b)	429,174	12,012,580
IVERIC bio Inc.(a)	172,034	1,484,653
Ligand Pharmaceuticals Inc.(a)	35,385	4,016,551
MacroGenics Inc.(a)(b)	129,145	3,223,459

Security	Shares	Value

United States (continued)
Moderna Inc.(a)	62,733	$22,182,389
Molecular Templates Inc.(a)	170,352	1,192,464
NanoString Technologies Inc.(a)(b)	99,589	6,168,543
Personalis Inc.(a)	77,268	1,621,855
Precision BioSciences Inc.(a)(b)	109,888	1,083,496
RAPT Therapeutics Inc.(a)	36,563	1,121,387
Regeneron Pharmaceuticals Inc.(a)	23,714	13,626,302
Sangamo Therapeutics Inc.(a)(b)	264,771	2,536,506
Sarepta Therapeutics Inc.(a)(b)	160,400	10,871,912
Seagen Inc.(a)	81,401	12,486,099
SpringWorks Therapeutics Inc.(a)(b)	83,586	7,163,320
Syros Pharmaceuticals Inc.(a)(b)	92,421	426,985
TCR2 Therapeutics Inc.(a)	9,267	115,282
Twist Bioscience Corp.(a)(b)	95,932	11,804,433
Vaxart Inc.(a)(b)	265,809	1,911,167
Vir Biotechnology Inc.(a)	144,839	5,163,510
ZIOPHARM Oncology Inc.(a)(b)	434,533	986,390

		217,881,894

Total Common Stocks — 99.9% (Cost: $279,829,320)		327,497,803

Short-Term Investments

Money Market Funds — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	14,263,264	14,270,396
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	200,000	200,000

		14,470,396

Total Short-Term Investments — 4.4% (Cost: $14,469,709)		14,470,396

Total Investments in Securities — 104.3% (Cost: $294,299,029)		341,968,199

Other Assets, Less Liabilities — (4.3)%		(14,150,101)

Net Assets — 100.0%		$327,818,098

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Genomics Immunology and Healthcare ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$13,668,970	$607,037	(a)	$—	$(5,457)	$(154)	$14,270,396	14,263,264	$360,284	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	124,000	76,000	(a)	—	—	—	200,000	200,000	85		—

					$(5,457)	$(154)	$14,470,396		$360,369		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P Select Sector Health Care E-Mini Index	2	09/17/21	$266	$7,410

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$7,410

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$112,772

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$7,410

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$149,824

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2021	iShares® Genomics Immunology and Healthcare ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$250,313,366	$77,184,437	$—	$327,497,803
Money Market Funds	14,470,396	—	—	14,470,396

	$264,783,762	$77,184,437	$—	$341,968,199

Derivative financial instruments(a)
Assets
Futures Contracts	$7,410	$—	$—	$7,410

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® Robotics and Artificial Intelligence Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.0%
Megaport Ltd.(a)	351,950	$4,306,640

Canada — 1.1%
ATS Automation Tooling Systems Inc.(a)	155,100	4,669,410

China — 13.2%
Alibaba Group Holding Ltd.(a)	146,800	3,585,260
Baidu Inc., ADR(a)	20,983	3,441,422
DouYu International Holdings Ltd., ADR(a)	548,120	2,208,924
Hello Group Inc., NVS	292,955	3,629,712
HengTen Networks Group Ltd.(a)(b)	4,612,000	2,068,649
HUYA Inc., ADR(a)(b)	271,774	3,475,989
iQIYI Inc., ADR(a)	274,196	3,060,027
JOYY Inc., ADR	56,365	3,012,709
Kingsoft Cloud Holdings Ltd., ADR(a)(b)	95,915	2,781,535
Lenovo Group Ltd.	3,318,000	3,093,976
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	343,200	3,211,154
Sogou Inc., ADR(a)	471,838	4,166,330
Sohu.com Ltd., ADR(a)(b)	235,508	4,679,544
Tencent Holdings Ltd.	49,700	2,997,315
Tencent Music Entertainment Group, ADR(a)	171,591	1,813,717
Weibo Corp., ADR(a)(b)	84,369	4,758,412
ZTE Corp., Class H	1,456,800	5,204,823

		57,189,498

France — 2.4%
Atos SE	38,825	1,856,716
Dassault Systemes SE	85,750	4,730,158
Vivendi SE	110,200	3,723,266

		10,310,140

Germany — 2.2%
Duerr AG	98,029	4,684,088
Nemetschek SE	55,901	4,933,141

		9,617,229

Israel — 2.5%
Maytronics Ltd.	205,450	4,468,912
Nano Dimension Ltd., ADR(a)	490,866	3,107,182
Stratasys Ltd.(a)(b)	165,208	3,261,206

		10,837,300

Japan — 9.7%
Fanuc Corp.	18,100	4,053,812
Harmonic Drive Systems Inc.	71,300	3,944,102
Kawasaki Heavy Industries Ltd.(a)	160,000	3,358,259
Kyocera Corp.	64,000	3,954,680
Minebea Mitsumi Inc.	145,200	3,920,531
Nidec Corp.	36,000	4,040,766
Oracle Corp. Japan	44,200	3,301,742
Ricoh Co. Ltd.	365,400	3,992,669
Sharp Corp.	203,600	3,127,187
Sony Group Corp.	41,100	4,293,572
Yaskawa Electric Corp.	80,100	3,966,287

		41,953,607

Netherlands — 0.9%
Yandex NV, Class A(a)	59,573	4,046,794

South Korea — 3.8%
LG Electronics Inc.	32,193	4,409,767
NAVER Corp.	12,150	4,579,352
Samsung Electronics Co. Ltd.	55,400	3,785,836

Security	Shares	Value

South Korea (continued)
Samsung SDS Co. Ltd.	23,489	$3,731,834

		16,506,789

Sweden — 0.8%
Spotify Technology SA(a)	16,124	3,687,075

Switzerland — 2.2%
Comet Holding AG, Registered	15,400	5,042,636
STMicroelectronics NV	109,412	4,502,714

		9,545,350

Taiwan — 4.3%
Alchip Technologies Ltd.	186,000	4,232,164
Global Unichip Corp.	312,000	4,623,763
HTC Corp.(a)	3,050,000	4,296,499
Parade Technologies Ltd.	90,000	5,526,565

		18,678,991

United Kingdom — 1.7%
AVEVA Group PLC	80,550	4,394,978
Clarivate PLC(a)(b)	125,755	2,867,214

		7,262,192

United States — 53.9%
3D Systems Corp.(a)	135,115	3,721,067
Adobe Inc.(a)	8,035	4,994,797
Advanced Micro Devices Inc.(a)(b)	49,179	5,222,318
Alphabet Inc., Class A(a)	1,636	4,408,251
Altair Engineering Inc., Class A(a)(b)	59,000	4,115,840
Alteryx Inc., Class A(a)	52,558	4,067,989
Altra Industrial Motion Corp.	63,472	3,978,425
Amazon.com Inc.(a)	1,196	3,979,798
Ambarella Inc.(a)	41,404	4,077,880
AMETEK Inc.	29,600	4,115,880
Analog Devices Inc.	24,679	4,131,758
ANSYS Inc.(a)	11,458	4,221,815
Apple Inc.	32,335	4,716,383
Autodesk Inc.(a)	14,400	4,624,272
Bentley Systems Inc., Class B(b)	65,100	3,958,731
CEVA Inc.(a)	86,343	4,286,066
Cloudera Inc.(a)(b)	240,472	3,816,291
Cognex Corp.	54,512	4,928,430
Domo Inc., Class B(a)	60,250	5,321,882
Dropbox Inc., Class A(a)	150,691	4,745,259
Elastic NV(a)	31,055	4,598,003
Facebook Inc., Class A(a)	12,050	4,293,415
FARO Technologies Inc.(a)	57,094	4,161,582
fuboTV Inc.(a)(b)	114,166	2,972,883
GoDaddy Inc., Class A(a)	50,324	4,219,667
HubSpot Inc.(a)	7,831	4,667,433
Intel Corp.	71,272	3,828,732
International Business Machines Corp.	26,450	3,728,392
Intuitive Surgical Inc.(a)	4,643	4,603,349
iRobot Corp.(a)	38,812	3,396,050
Lattice Semiconductor Corp.(a)(b)	75,600	4,290,300
Lumen Technologies Inc.	269,250	3,357,547
Microchip Technology Inc.	26,291	3,762,768
Microsoft Corp.	15,400	4,387,614
MicroStrategy Inc., Class A(a)(b)	7,867	4,924,821
Netflix Inc.(a)	8,163	4,224,924
NVIDIA Corp.	22,600	4,406,774
Palantir Technologies Inc., Class A(a)	166,570	3,616,235
Pegasystems Inc.	33,117	4,227,054

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2021	iShares® Robotics and Artificial Intelligence Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Pinterest Inc., Class A(a)	64,229	$3,783,088
Proto Labs Inc.(a)(b)	45,520	3,559,209
PTC Inc.(a)	30,850	4,178,632
QUALCOMM Inc.	29,500	4,419,100
salesforce.com Inc.(a)	17,144	4,147,648
Silicon Laboratories Inc.(a)	30,192	4,498,306
Snap Inc., Class A, NVS(a)	66,350	4,937,767
Snowflake Inc., Class A(a)	16,669	4,429,287
Splunk Inc.(a)	35,907	5,098,076
Sumo Logic Inc.(a)(b)	144,190	2,977,523
Talend SA, ADR(a)(b)	59,766	3,944,556
Teradata Corp.(a)	102,629	5,096,556
Texas Instruments Inc.	20,200	3,850,524
Twitter Inc.(a)	67,489	4,707,358
Walt Disney Co. (The)(a)	23,082	4,062,894
Xilinx Inc.	30,850	4,622,564

		233,413,763

Total Common Stocks — 99.7% (Cost: $357,362,637)		432,024,778

Short-Term Investments

Money Market Funds — 7.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	29,627,550	29,642,364

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	790,000	$790,000

		30,432,364

Total Short-Term Investments — 7.0% (Cost: $30,428,065)		30,432,364

Total Investments in Securities — 106.7% (Cost: $387,790,702)		462,457,142

Other Assets, Less Liabilities — (6.7)%		(29,012,471)

Net Assets — 100.0%		$433,444,671

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$11,886,544	$17,762,861	(a)	$—	$(1,482)	$(5,559)	$29,642,364	29,627,550	$742,566	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	180,000	610,000	(a)	—	—	—	790,000	790,000	120		—

					$(1,482)	$(5,559)	$30,432,364		$742,686		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P Select Sector Technology E-Mini Index	8	09/17/21	$1,235	$58,182

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Robotics and Artificial Intelligence Multisector ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$58,182

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$20,744

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$58,182

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$521,564

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$288,136,409	$143,888,369	$—	$432,024,778
Money Market Funds	30,432,364	—	—	30,432,364

	$318,568,773	$143,888,369	$—	$462,457,142

Derivative financial instruments(a)
Assets
Futures Contracts	$58,182	$—	$—	$58,182

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments July 31, 2021	iShares® Self-Driving EV and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.0%
GUD Holdings Ltd.	19,866	$172,041

Belgium — 0.9%
Solvay SA	12,986	1,734,364
Umicore SA	35,346	2,193,811

		3,928,175

Canada — 1.1%
ElectraMeccanica Vehicles Corp.(a)(b)	16,426	58,969
Magna International Inc.	51,256	4,297,353
Martinrea International Inc.	15,738	159,701

		4,516,023

China — 5.6%
BYD Co. Ltd., Class H	147,500	4,558,993
Ganfeng Lithium Co. Ltd., Class H(c)	40,600	873,855
Li Auto Inc., ADR(a)	129,860	4,336,026
NIO Inc., ADR(a)	245,272	10,958,753
XPeng Inc., ADR(a)	83,076	3,367,070

		24,094,697

France — 0.6%
Cie. Plastic Omnium SA	10,836	343,901
Faurecia SE	23,736	1,059,397
Valeo	35,862	1,036,979

		2,440,277

Germany — 7.5%
Bayerische Motoren Werke AG	58,394	5,806,189
Continental AG(a)	19,866	2,698,698
Daimler AG, Registered	159,616	14,244,039
Hella GmbH & Co. KGaA(a)	8,858	620,149
Infineon Technologies AG	233,576	8,925,904

		32,294,979

Hong Kong — 0.0%
Johnson Electric Holdings Ltd.	92,000	215,618

Italy — 1.2%
Ferrari NV	23,478	5,116,748

Japan — 8.8%
Aisin Corp.	25,800	1,044,485
Alps Alpine Co. Ltd.	25,800	268,549
Denso Corp.	70,400	4,836,560
GS Yuasa Corp.	9,300	238,925
Honda Motor Co. Ltd.	240,800	7,733,982
Koito Manufacturing Co. Ltd.	18,200	1,113,850
Musashi Seimitsu Industry Co. Ltd.	9,300	193,343
NHK Spring Co. Ltd.	25,800	199,338
Nissan Motor Co. Ltd.(a)	378,400	2,196,172
Nissha Co. Ltd.	8,600	121,084
Subaru Corp.	106,500	2,092,402
Tokai Rika Co. Ltd.	9,300	144,934
Toyoda Gosei Co. Ltd.	9,300	218,603
Toyota Boshoku Corp.	17,200	346,986
Toyota Motor Corp.	186,900	16,779,036
TS Tech Co. Ltd.	17,200	255,890

		37,784,139

Netherlands — 3.3%
Alfen Beheer BV(a)(c)	3,698	372,957
NXP Semiconductors NV	49,450	10,205,985

Security	Shares	Value

Netherlands (continued)
Yandex NV, Class A(a)	54,094	$3,674,605

		14,253,547

South Korea — 8.4%
Hanon Systems	32,078	436,170
Hyundai Mobis Co. Ltd.	11,352	2,637,466
Hyundai Motor Co.	24,596	4,680,985
Hyundai Wia Corp.	3,010	256,923
Iljin Materials Co. Ltd.	4,214	295,128
LG Chem Ltd.	8,256	6,064,062
Samsung Electronics Co. Ltd.	228,330	15,603,248
Samsung SDI Co. Ltd.	9,288	5,995,764
SNT Motiv Co. Ltd.	1,296	69,282

		36,039,028

Spain — 0.1%
Cie. Automotive SA	11,868	353,811

Sweden — 2.8%
Hexagon AB, Class B	350,278	5,798,361
Volvo AB, Class B	256,108	6,039,477

		11,837,838

Switzerland — 3.9%
ABB Ltd., Registered	318,286	11,636,012
Autoneum Holding AG(a)	688	132,108
STMicroelectronics NV	116,272	4,785,028

		16,553,148

Taiwan — 1.1%
Delta Electronics Inc.	323,000	3,328,173
Innolux Corp.	1,634,000	1,096,666
International CSRC Investment Holdings Co.	187,430	180,085
Sunonwealth Electric Machine Industry Co. Ltd.	29,000	45,461

		4,650,385

United Kingdom — 1.9%
Aptiv PLC(a)	48,418	8,078,543

United States — 49.8%
Adient PLC(a)	16,512	695,651
Advanced Micro Devices Inc.(a)	206,400	21,917,616
Albemarle Corp.	20,468	4,217,227
Alphabet Inc., Class A(a)	7,052	19,001,826
Altra Industrial Motion Corp.	11,266	706,153
Ambarella Inc.(a)	6,192	609,850
Analog Devices Inc.	66,134	11,072,154
Apple Inc.	132,870	19,380,418
Autoliv Inc.	15,738	1,587,649
Blink Charging Co.(a)(b)	6,278	216,779
BorgWarner Inc.	42,742	2,093,503
Cooper-Standard Holdings Inc.(a)	3,182	82,891
CTS Corp.	5,590	195,594
Dana Inc.	25,370	612,939
DuPont de Nemours Inc.	95,632	7,177,182
Eaton Corp. PLC	72,326	11,431,124
Ford Motor Co.(a)	707,522	9,869,932
Garmin Ltd.	27,606	4,339,663
General Motors Co.(a)	248,196	14,107,461
Gentex Corp.	42,140	1,434,024
Gentherm Inc.(a)	5,418	449,315
II-VI Inc.(a)	18,576	1,296,791
Intel Corp.	293,432	15,763,167
Lear Corp.	10,922	1,911,132

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Self-Driving EV and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Methode Electronics Inc.	6,708	$320,844
NVIDIA Corp.	95,976	18,714,360
Qorvo Inc.(a)	20,124	3,815,309
QUALCOMM Inc.	124,872	18,705,826
Standard Motor Products Inc.	3,526	147,246
Stoneridge Inc.(a)	4,644	134,444
Synaptics Inc.(a)	6,364	966,819
Tenneco Inc., Class A(a)	14,276	248,545
Tesla Inc.(a)	28,122	19,325,438
Veoneer Inc.(a)	20,038	627,590
Visteon Corp.(a)	4,988	568,881
XL Fleet Corp.(a)	15,652	109,251

		213,854,594

Total Common Stocks — 97.0% (Cost: $356,939,248)		416,183,591

Preferred Stocks

Chile — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	20,468	977,704

Germany — 2.6%
Porsche Automobil Holding SE, Preference Shares, NVS	27,692	2,997,137
Volkswagen AG, Preference Shares, NVS	32,938	8,022,724

		11,019,861

Total Preferred Stocks — 2.8% (Cost: $9,481,489)		11,997,565

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	215,929	$216,037
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	220,000	220,000

		436,037

Total Short-Term Investments — 0.1% (Cost: $436,037)		436,037

Total Investments in Securities — 99.9% (Cost: $366,856,774)		428,617,193

Other Assets, Less Liabilities — 0.1%		567,374

Net Assets — 100.0%		$429,184,567

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$20,376	$196,193	(a)	$—	$(534)	$2	$216,037	215,929	$26,632	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	220,000	(a)	—	—	—	220,000	220,000	49		—

					$(534)	$2	$436,037		$26,681		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	8	09/17/21	$388	$4,896

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2021	iShares® Self-Driving EV and Tech ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	2	09/17/21	$439	$7,933

				$12,829

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$12,829

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$56,802

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$12,829

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$347,496

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$264,789,961	$151,393,630	$—	$416,183,591
Preferred Stocks	977,704	11,019,861	—	11,997,565
Money Market Funds	436,037	—	—	436,037

	$266,203,702	$162,413,491	$—	$428,617,193

Derivative financial instruments(a)
Assets
Futures Contracts	$7,933	$4,896	$—	$12,829

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® U.S. Tech Breakthrough Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 10.8%
Agenus Inc.(a)	24,274	$125,739
Allogene Therapeutics Inc.(a)	9,192	201,764
Arcturus Therapeutics Holdings Inc.(a)	2,810	87,981
BioCryst Pharmaceuticals Inc.(a)	22,721	366,262
Bluebird Bio Inc.(a)	8,594	218,374
Blueprint Medicines Corp.(a)	7,503	659,289
Editas Medicine Inc.(a)	8,817	369,080
Exelixis Inc.(a)	39,854	671,540
Fate Therapeutics Inc.(a)	11,483	950,792
FibroGen Inc.(a)	10,899	141,687
Gilead Sciences Inc.	163,272	11,149,845
Inovio Pharmaceuticals Inc.(a)(b)	26,672	224,045
Intellia Therapeutics Inc.(a)	7,811	1,107,990
Invitae Corp.(a)(b)	25,686	718,951
IVERIC bio Inc.(a)	9,991	86,222
Ligand Pharmaceuticals Inc.(a)	2,072	235,193
MacroGenics Inc.(a)	7,607	189,871
Moderna Inc.(a)	44,536	15,747,930
Regeneron Pharmaceuticals Inc.(a)	13,228	7,600,941
Sangamo Therapeutics Inc.(a)	15,498	148,471
Sarepta Therapeutics Inc.(a)	9,896	670,751
Seagen Inc.(a)	23,397	3,588,866
SpringWorks Therapeutics Inc.(a)	4,745	406,646
TCR2 Therapeutics Inc.(a)	4,168	51,850
Twist Bioscience Corp.(a)	5,558	683,912
Vaxart Inc.(a)(b)	15,832	113,832
Vir Biotechnology Inc.(a)	8,158	290,833
ZIOPHARM Oncology Inc.(a)(b)	26,133	59,322

		46,867,979

Capital Markets — 0.2%
Blucora Inc.(a)	1,254	21,143
Donnelley Financial Solutions Inc.(a)	866	27,894
MarketAxess Holdings Inc.	960	456,163
Open Lending Corp., Class A(a)	2,576	97,888
Tradeweb Markets Inc., Class A	2,681	232,523
Virtu Financial Inc., Class A	2,519	64,839

		900,450

Communications Equipment — 0.3%
Calix Inc.(a)	6,779	317,122
Juniper Networks Inc.	40,083	1,127,935

		1,445,057

Consumer Finance — 0.1%
Enova International Inc.(a)	915	30,277
Green Dot Corp., Class A(a)	1,254	57,772
OneMain Holdings Inc.	2,427	148,047
World Acceptance Corp.(a)	162	30,710

		266,806

Diversified Telecommunication Services — 0.1%
Lumen Technologies Inc.	49,328	615,120

Electrical Equipment — 0.3%
AMETEK Inc.	10,322	1,435,274

Electronic Equipment, Instruments & Components — 0.2%
Cognex Corp.	7,660	692,541
FARO Technologies Inc.(a)	827	60,280

		752,821

Security	Shares	Value

Entertainment — 5.7%
Netflix Inc.(a)	19,568	$10,127,810
Walt Disney Co. (The)(a)	81,491	14,344,046

		24,471,856

Equity Real Estate Investment Trusts (REITs) — 2.3%
CoreSite Realty Corp.	2,660	367,639
CyrusOne Inc.	8,857	631,238
Digital Realty Trust Inc.	20,432	3,149,797
Equinix Inc.	6,488	5,322,820
QTS Realty Trust Inc., Class A	4,955	385,053

		9,856,547

Health Care Equipment & Supplies — 1.2%
Intuitive Surgical Inc.(a)	5,271	5,225,986

Household Durables — 0.0%
iRobot Corp.(a)	1,233	107,888

Interactive Media & Services — 9.7%
Alphabet Inc., Class A(a)	6,575	17,716,535
Facebook Inc., Class A(a)	47,649	16,977,339
fuboTV Inc.(a)	4,912	127,908
Pinterest Inc., Class A(a)	24,128	1,421,139
Snap Inc., Class A, NVS(a)	43,838	3,262,424
Twitter Inc.(a)	34,895	2,433,926

		41,939,271

Internet & Direct Marketing Retail — 6.1%
Amazon.com Inc.(a)	4,908	16,331,812
eBay Inc.	47,633	3,249,047
Etsy Inc.(a)	9,177	1,684,071
MercadoLibre Inc.(a)	3,200	5,019,840

		26,284,770

IT Services — 15.0%
Akamai Technologies Inc.(a)	19,866	2,382,331
Alliance Data Systems Corp.	1,279	119,267
Euronet Worldwide Inc.(a)	1,308	186,809
Evo Payments Inc., Class A(a)	1,234	36,033
Fastly Inc., Class A(a)(b)	7,149	343,652
Fidelity National Information Services Inc.	15,976	2,381,223
Fiserv Inc.(a)(b)	15,572	1,792,493
FleetCor Technologies Inc.(a)	2,113	545,619
Global Payments Inc.	7,591	1,468,175
GoDaddy Inc., Class A(a)	7,492	628,204
I3 Verticals Inc., Class A(a)	562	17,939
International Business Machines Corp.	64,868	9,143,793
Jack Henry & Associates Inc.	1,910	332,512
Mastercard Inc., Class A	22,677	8,751,961
MongoDB Inc., Class A(a)	4,190	1,503,875
Okta Inc.(a)	15,313	3,794,408
PayPal Holdings Inc.(a)	30,442	8,387,684
Repay Holdings Corp.(a)	1,974	49,172
Shift4 Payments Inc., Class A(a)	1,087	96,950
Snowflake Inc., Class A(a)	18,843	5,006,962
Square Inc., Class A(a)(b)	9,997	2,471,858
Switch Inc., Class A	7,467	154,268
Twilio Inc., Class A(a)	11,626	4,343,357
Visa Inc., Class A	43,815	10,795,578
WEX Inc.(a)	1,135	215,344

		64,949,467

Life Sciences Tools & Services — 0.1%
NanoString Technologies Inc.(a)	5,846	362,101

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2021	iShares® U.S. Tech Breakthrough Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Personalis Inc.(a)	4,554	$95,589

		457,690

Machinery — 0.1%
Altra Industrial Motion Corp.	2,891	181,208
Proto Labs Inc.(a)	1,253	97,972

		279,180

Professional Services — 0.7%
Booz Allen Hamilton Holding Corp., Class A	16,422	1,409,172
CACI International Inc., Class A(a)(b)	2,874	767,243
ManTech International Corp./VA, Class A	3,362	294,040
Science Applications International Corp.	7,123	621,838

		3,092,293

Semiconductors & Semiconductor Equipment — 12.8%
Advanced Micro Devices Inc.(a)	54,309	5,767,073
Analog Devices Inc.	16,519	2,765,611
CEVA Inc.(a)	1,019	50,583
Intel Corp.	181,316	9,740,296
Lattice Semiconductor Corp.(a)	6,051	343,394
Microchip Technology Inc.	12,036	1,722,592
NVIDIA Corp.	89,556	17,462,524
QUALCOMM Inc.	50,615	7,582,127
Silicon Laboratories Inc.(a)	1,968	293,212
Texas Instruments Inc.	41,423	7,896,052
Xilinx Inc.	11,022	1,651,537

		55,275,001

Software — 28.6%
A10 Networks Inc.(a)	7,844	100,168
ACI Worldwide Inc.(a)	3,067	105,198
Adobe Inc.(a)	21,382	13,291,693
Alarm.com Holdings Inc.(a)	5,640	469,361
Altair Engineering Inc., Class A(a)	1,988	138,683
Alteryx Inc., Class A(a)	4,219	326,551
ANSYS Inc.(a)	3,905	1,438,836
Appian Corp.(a)	2,821	328,449
Autodesk Inc.(a)	9,848	3,162,488
Avalara Inc.(a)	2,170	362,759
Bentley Systems Inc., Class B(b)	7,348	446,832
Bill.com Holdings Inc.(a)	1,981	409,710
Black Knight Inc.(a)	3,933	325,692
Blackline Inc.(a)	1,347	154,083
Bottomline Technologies DE Inc.(a)	1,180	47,625
Citrix Systems Inc.	15,214	1,532,811
Cloudera Inc.(a)	20,452	324,573
CommVault Systems Inc.(a)	3,229	244,080
Crowdstrike Holdings Inc., Class A(a)	24,017	6,090,951
Datto Holding Corp.(a)	1,892	49,362
DocuSign Inc., Class A(a)	23,500	7,003,940
Domo Inc., Class B(a)	2,025	178,868
Dropbox Inc., Class A(a)	21,715	683,805
Duck Creek Technologies Inc.(a)	1,795	78,854
Ebix Inc.	632	19,099
Everbridge Inc.(a)	4,617	652,013
Fair Isaac Corp.(a)	2,043	1,070,348
FireEye Inc.(a)	28,662	578,972
Fortinet Inc.(a)	16,863	4,590,783
Guidewire Software Inc.(a)	2,167	249,638
HubSpot Inc.(a)	3,210	1,913,224
Intuit Inc.	6,886	3,649,373
McAfee Corp., Class A	9,856	266,802

Security	Shares	Value

Software (continued)
Microsoft Corp.	62,765	$17,882,376
MicroStrategy Inc., Class A(a)	567	354,948
nCino Inc.(a)(b)	1,578	100,314
Nutanix Inc., Class A(a)	13,858	499,165
Oracle Corp.	126,355	11,010,575
Palantir Technologies Inc., Class A(a)	101,474	2,203,001
Palo Alto Networks Inc.(a)	11,728	4,680,058
Pegasystems Inc.	2,861	365,178
Ping Identity Holding Corp.(a)	5,281	116,552
Progress Software Corp.	3,151	143,654
Proofpoint Inc.(a)	7,030	1,227,860
PTC Inc.(a)	4,719	639,189
Q2 Holdings Inc.(a)(b)	1,348	139,262
Qualys Inc.(a)	4,127	419,138
Rapid7 Inc.(a)(b)	6,511	740,626
SailPoint Technologies Holdings Inc.(a)	11,133	556,539
salesforce.com Inc.(a)	64,895	15,700,047
ServiceNow Inc.(a)	14,285	8,398,009
Splunk Inc.(a)	11,820	1,678,204
Sprout Social Inc., Class A(a)	2,999	266,431
SS&C Technologies Holdings Inc.	5,803	454,897
Sumo Logic Inc.(a)	4,116	84,995
Tenable Holdings Inc.(a)	11,093	474,780
Teradata Corp.(a)	7,734	384,071
Varonis Systems Inc.(a)	12,797	783,176
VMware Inc., Class A(a)(b)	9,662	1,485,436
Workiva Inc., Class A(a)(b)	989	128,343
Zscaler Inc.(a)	9,506	2,242,561
Zuora Inc., Class A(a)	7,832	135,415

		123,580,424

Technology Hardware, Storage & Peripherals — 5.6%
3D Systems Corp.(a)	5,464	150,479
Apple Inc.	125,033	18,237,313
HP Inc.	90,789	2,621,078
NetApp Inc.	16,145	1,284,981
Pure Storage Inc., Class A(a)	19,199	374,764
Western Digital Corp.(a)	21,664	1,406,644

		24,075,259

Total Common Stocks — 99.9% (Cost: $318,613,930)		431,879,139

Short-Term Investments

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	6,352,067	6,355,243
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	470,000	470,000

		6,825,243

Total Short-Term Investments — 1.6% (Cost: $6,825,243)		6,825,243

Total Investments in Securities — 101.5% (Cost: $325,439,173)		438,704,382

Other Assets, Less Liabilities — (1.5)%		(6,387,005)

Net Assets — 100.0%		$432,317,377

(a)	Non-income producing security.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® U.S. Tech Breakthrough Multisector ETF

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,242,973	$5,116,488	(a)	$—		$(4,331)	$113	$6,355,243	6,352,067	$44,147	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	520,000	—		(50,000	)(a)	—	—	470,000	470,000	226		—

						$(4,331)	$113	$6,825,243		$44,373		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nasdaq 100 E-Mini Index	1	09/17/21	$299	$3,237

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$3,237

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$9,387

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$3,237

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2021	iShares® U.S. Tech Breakthrough Multisector ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$188,547

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$431,879,139	$—	$—	$431,879,139
Money Market Funds	6,825,243	—	—	6,825,243

	$438,704,382	$—	$—	$438,704,382

Derivative financial instruments(a)
Assets
Futures Contracts	$3,237	$—	$—	$3,237

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® Virtual Work and Life Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communication Services — 35.5%
Activision Blizzard Inc.	1,732	$144,830
Bandwidth Inc., Class A(a)(b)	474	61,459
DouYu International Holdings Ltd., ADR(a)(b)	6,502	26,203
Electronic Arts Inc.	1,155	166,274
fuboTV Inc.(a)	2,523	65,699
Hello Group Inc., NVS	4,080	50,551
HUYA Inc., ADR(a)	2,094	26,782
iQIYI Inc., ADR(a)	4,218	47,073
JOYY Inc., ADR	1,320	70,554
Kahoot! ASA(a)	6,958	30,966
Match Group Inc.(a)	1,216	193,672
NetDragon Websoft Holdings Ltd.	4,500	10,509
NetEase Inc.	7,200	143,209
Netflix Inc.(a)	339	175,456
Nexon Co. Ltd.	7,500	154,321
Nintendo Co. Ltd.	300	154,231
Ooma Inc.(a)	687	12,744
Paradox Interactive AB	792	15,944
Pearson PLC	14,592	175,840
Roku Inc.(a)	513	219,723
Sea Ltd., ADR(a)	706	194,969
Snap Inc., Class A, NVS(a)	2,856	212,544
Spotify Technology SA(a)	710	162,356
Stillfront Group AB(a)	6,573	50,130
Take-Two Interactive Software Inc.(a)	909	157,639
Tencent Holdings Ltd.	2,100	126,647
Ubisoft Entertainment SA(a)	2,004	127,041
V-Cube Inc.	300	6,424
XD Inc.(a)	3,600	22,884

		3,006,674

Consumer Discretionary — 13.4%
2U Inc.(a)(b)	1,719	74,605
Chegg Inc.(a)(b)	2,319	205,533
Dada Nexus Ltd., ADR(a)	5,316	114,772
Delivery Hero SE(a)(c)	1,240	185,371
Demae-Can Co. Ltd.(a)	500	5,928
Just Eat Takeaway.com NV(a)(c)	1,854	164,637
Meituan, Class B(a)(c)	4,300	118,987
Peloton Interactive Inc., Class A(a)	1,628	192,185
Shop Apotheke Europe NV(a)(c)	300	44,975
Stride Inc.(a)(b)	936	28,698

		1,135,691

Consumer Staples — 0.9%
Zur Rose Group AG(a)	195	72,545

Health Care — 4.5%
Alibaba Health Information Technology Ltd.(a)	66,000	102,868
Ping An Healthcare and Technology Co. Ltd.(a)(c)	10,800	101,050
Teladoc Health Inc.(a)	1,162	172,499

		376,417

Industrials — 0.1%
Grace Technology Inc.	600	7,556

Information Technology — 45.5%
8x8 Inc.(a)(b)	2,475	63,261

Security	Shares	Value

Information Technology (continued)
Anaplan Inc.(a)	2,988	$170,914
Asana Inc., Class A(a)	1,584	112,559
Atlassian Corp. PLC, Class A(a)	753	244,815
Avaya Holdings Corp.(a)	1,941	47,011
Box Inc., Class A(a)	3,804	90,992
Citrix Systems Inc.	1,416	142,662
Cloudflare Inc., Class A(a)	2,043	242,361
DocuSign Inc., Class A(a)	729	217,271
Dropbox Inc., Class A(a)	5,895	185,633
Enghouse Systems Ltd.	975	44,006
Everbridge Inc.(a)	858	121,167
Five9 Inc.(a)(b)	1,089	219,205
GB Group PLC	4,410	53,330
GoDaddy Inc., Class A(a)	2,091	175,330
Jamf Holding Corp.(a)(b)	777	25,493
Kingsoft Corp. Ltd.	22,200	103,879
LivePerson Inc.(a)	1,482	94,388
Megaport Ltd.(a)	3,039	37,187
Microsoft Corp.	669	190,605
Mitek Systems Inc.(a)	945	20,894
Nice Ltd.(a)	781	217,339
Pagerduty Inc.(a)(b)	1,716	69,652
Plantronics Inc.(a)	951	29,662
Ribbon Communications Inc.(a)	2,760	19,072
RingCentral Inc., Class A(a)	680	181,744
Smartsheet Inc., Class A(a)	2,649	192,185
TeamViewer AG(a)(c)	3,726	125,274
Verint Systems Inc.(a)	1,461	62,341
Zendesk Inc.(a)	1,275	166,426
Zoom Video Communications Inc., Class A(a)	499	188,672

		3,855,330

Total Common Stocks — 99.9% (Cost: $8,454,585)		8,454,213

Short-Term Investments

Money Market Funds — 3.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	304,887	305,040

Total Short-Term Investments — 3.6% (Cost: $305,040)		305,040

Total Investments In Securities — 103.5% (Cost: $8,759,625)		8,759,253

Other Assets, Less Liabilities — (3.5)%		(292,917)

Net Assets — 100.0%		$8,466,336

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2021	iShares® Virtual Work and Life Multisector ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/29/20	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$305,039	(b)	$—	$1	$—	$305,040	304,887	$758	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(d)	—		0	(b)	—	—	—	—	—	4		—

						$1	$—	$305,040		$762		$—

(a)	The Fund commenced operations on September 29, 2020.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	1	09/17/21	$11	$95

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$95

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,348

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$95

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,620

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Virtual Work and Life Multisector ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$6,236,959	$2,217,254	$—	$8,454,213
Money Market Funds	305,040	—	—	305,040

	$6,541,999	$2,217,254	$—	$8,759,253

Derivative financial instruments(a)
Assets
Futures Contracts	$95	$—	$—	$95

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Statements of Assets and Liabilities

July 31, 2021

	iShares Cloud 5G and Tech ETF	iShares Cybersecurity and Tech ETF	iShares Exponential Technologies ETF	iShares Genomics Immunology and Healthcare ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$8,351,325	$615,086,327	$3,886,111,283	$327,497,803
Affiliated(c)	10,000	63,519,133	63,374,858	14,470,396
Cash	9,598	5,730	—	9,710
Foreign currency, at value(d)	1,429	602,374	2,935,545	155,116
Cash pledged:
Futures contracts	—	46,000	302,000	13,000
Foreign currency collateral pledged:
Futures contracts(e)	—	—	58,127	—
Receivables:
Securities lending income — Affiliated	—	10,693	12,583	11,956
Variation margin on futures contracts	—	—	—	80
Capital shares sold	—	404,937	—	—
Dividends	1,215	60,967	2,289,761	—
Tax reclaims	—	—	1,983,907	66,009

Total assets	8,373,567	679,736,161	3,957,068,064	342,224,070

LIABILITIES
Bank overdraft	—	—	8,794,365	—
Collateral on securities loaned, at value	—	62,741,576	29,047,202	14,276,618
Deferred foreign capital gain tax	—	—	3,126,366	—
Payables:
Investments purchased	—	363,957	—	—
Variation margin on futures contracts	—	550	39,423	—
Investment advisory fees	3,294	235,732	1,483,023	129,354

Total liabilities	3,294	63,341,815	42,490,379	14,405,972

NET ASSETS	$8,370,273	$616,394,346	$3,914,577,685	$327,818,098

NET ASSETS CONSIST OF:
Paid-in capital	$8,031,601	$534,783,550	$2,916,234,915	$292,058,085
Accumulated earnings	338,672	81,610,796	998,342,770	35,760,013

NET ASSETS	$8,370,273	$616,394,346	$3,914,577,685	$327,818,098

Shares outstanding	320,000	14,050,000	61,250,000	6,550,000

Net asset value	$26.16	$43.87	$63.91	$50.05

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$61,141,845	$27,973,803	$13,699,391
(b) Investments, at cost — Unaffiliated	$8,025,558	$527,661,885	$2,790,497,201	$279,829,320
(c) Investments, at cost — Affiliated	$10,000	$63,518,547	$53,889,920	$14,469,709
(d) Foreign currency, at cost	$1,434	$601,249	$2,928,738	$153,818
(e) Foreign currency collateral pledged, at cost	$—	$—	$59,445	$—

See notes to financial statements.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

July 31, 2021

	iShares Robotics and Artificial Intelligence Multisector ETF	iShares Self-Driving EV and Tech ETF	iShares U.S. Tech Breakthrough Multisector ETF	iShares Virtual Work and Life Multisector ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$432,024,778	$428,181,156	$431,879,139	$8,454,213
Affiliated(c)	30,432,364	436,037	6,825,243	305,040
Cash	4,526	254,882	2,114	9,921
Foreign currency, at value(d)	200,401	389,627	—	4,095
Cash pledged:
Futures contracts	73,000	12,000	28,000	1,000
Foreign currency collateral pledged:
Futures contracts(e)	—	22,539	—	—
Receivables:
Securities lending income — Affiliated	24,481	2,261	3,161	80
Capital shares sold	—	964,370	—	—
Dividends	484,493	188,969	52,277	345
Tax reclaims	19,177	78,625	—	205

Total assets	463,263,220	430,530,466	438,789,934	8,774,899

LIABILITIES
Collateral on securities loaned, at value	29,643,158	216,157	6,360,820	305,039
Payables:
Investments purchased	—	964,277	—	—
Variation margin on futures contracts	880	2,366	2,378	79
Investment advisory fees	174,511	163,099	109,359	3,445

Total liabilities	29,818,549	1,345,899	6,472,557	308,563

NET ASSETS	$433,444,671	$429,184,567	$432,317,377	$8,466,336

NET ASSETS CONSIST OF:
Paid-in capital	$366,631,936	$369,216,437	$319,248,517	$8,627,998
Accumulated earnings (loss)	66,812,735	59,968,130	113,068,860	(161,662)

NET ASSETS	$433,444,671	$429,184,567	$432,317,377	$8,466,336

Shares outstanding	10,000,000	8,600,000	10,500,000	300,000

Net asset value	$43.34	$49.91	$41.17	$28.22

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$29,084,072	$212,921	$6,132,142	$295,280
(b) Investments, at cost — Unaffiliated	$357,362,637	$366,420,737	$318,613,930	$8,454,585
(c) Investments, at cost — Affiliated	$30,428,065	$436,037	$6,825,243	$305,040
(d) Foreign currency, at cost	$199,552	$387,690	$—	$4,086
(e) Foreign currency collateral pledged, at cost	$—	$22,612	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Operations

Year Ended July 31, 2021

	iShares Cloud 5G and Tech ETF (a)	iShares Cybersecurity and Tech ETF	iShares Exponential Technologies ETF	iShares Genomics Immunology and Healthcare ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$19,821	$1,565,964	$44,025,314	$1,299,073
Dividends — Affiliated	—	518	358,481	85
Non-cash dividends — Unaffiliated	—	—	2,339,472	—
Securities lending income — Affiliated — net	—	114,102	275,386	360,284
Other income — Unaffiliated	—	—	250	—
Foreign taxes withheld	(2,019)	(28,118)	(3,121,843)	(120,333)

Total investment income	17,802	1,652,466	43,877,060	1,539,109

EXPENSES
Investment advisory fees	5,348	1,524,623	14,687,088	1,140,794
Commitment fees	—	667	12,008	—
Miscellaneous	—	—	173	—
Interest expense	—	—	973	—

Total expenses	5,348	1,525,290	14,700,242	1,140,794

Net investment income	12,454	127,176	29,176,818	398,315

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(b)	—	(5,638,352)	4,848,645	(12,929,378)
Investments — Affiliated	—	(13,138)	283,947	(5,457)
In-kind redemptions — Unaffiliated	—	11,647,264	420,688,130	26,581,381
In-kind redemptions — Affiliated	—	—	240,545	—
Futures contracts	—	76,657	2,646,590	112,772
Foreign currency transactions	468	(8,889)	(64,530)	6,620

Net realized gain	468	6,063,542	428,643,327	13,765,938

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(c)	325,767	74,787,436	496,427,303	39,707,511
Investments — Affiliated	—	422	6,060,359	(154)
Futures contracts	—	58,420	(198,135)	7,410
Foreign currency translations	(17)	822	(176,595)	(946)

Net change in unrealized appreciation (depreciation)	325,750	74,847,100	502,112,932	39,713,821

Net realized and unrealized gain	326,218	80,910,642	930,756,259	53,479,759

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$338,672	$81,037,818	$959,933,077	$53,878,074

(a) For the period from June 08, 2021 (commencement of operations) to July 31, 2021.
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable.	$—	$—	$467,640	$—
(c) Net of increase in deferred foreign capital gain tax of	$—	$—	$(2,477,848)	$—

See notes to financial statements.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended July 31, 2021

	iShares Robotics and Artificial Intelligence Multisector ETF	iShares Self-Driving EV and Tech ETF	iShares U.S. Tech Breakthrough Multisector ETF	iShares Virtual Work and Life Multisector ETF (a)

INVESTMENT INCOME
Dividends — Unaffiliated	$2,276,131	$3,838,543	$2,587,476	$18,396
Dividends — Affiliated	120	49	226	4
Securities lending income — Affiliated — net	742,566	26,632	44,147	758
Foreign taxes withheld	(143,720)	(420,712)	—	(586)
Other foreign taxes	(6)	(5)	—	—

Total investment income	2,875,091	3,444,507	2,631,849	18,572

EXPENSES
Investment advisory fees	1,520,228	1,032,889	1,438,688	27,727
Commitment fees	1,715	—	—	—
Miscellaneous	173	—	—	—

Total expenses	1,522,116	1,032,889	1,438,688	27,727

Less:
Investment advisory fees waived	—	—	(359,672)	—

Total expenses after fees waived	1,522,116	1,032,889	1,079,016	27,727

Net investment income (loss)	1,352,975	2,411,618	1,552,833	(9,155)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(5,394,826)	(2,134,226)	(243,671)	(143,259)
Investments — Affiliated	(1,482)	(534)	(4,331)	1
In-kind redemptions — Unaffiliated	26,803,555	7,503,705	26,521,385	709,947
Futures contracts	20,744	56,802	9,387	2,348
Foreign currency transactions	(12,341)	(15,818)	—	(925)

Net realized gain	21,415,650	5,409,929	26,282,770	568,112

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	47,436,194	58,212,400	82,010,153	(372)
Investments — Affiliated	(5,559)	2	113	—
Futures contracts	58,182	12,829	3,237	95
Foreign currency translations	(566)	(59)	—	12

Net change in unrealized appreciation (depreciation)	47,488,251	58,225,172	82,013,503	(265)

Net realized and unrealized gain	68,903,901	63,635,101	108,296,273	567,847

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,256,876	$66,046,719	$109,849,106	$558,692

(a)	For the period from September 29, 2020 (commencement of operations) to July 31, 2021.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets

	iShares Cloud 5G and Tech ETF		iShares Cybersecurity and Tech ETF
	Period From 06/08/21 to 07/31/21	(a)	Year Ended 07/31/21	Year Ended 07/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,454		$127,176	$261,498
Net realized gain	468		6,063,542	1,132,030
Net change in unrealized appreciation (depreciation)	325,750		74,847,100	12,396,866

Net increase in net assets resulting from operations	338,672		81,037,818	13,790,394

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—		(391,004)	(270,159)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	8,031,601		426,258,789	91,981,204

NET ASSETS
Total increase in net assets	8,370,273		506,905,603	105,501,439
Beginning of period	—		109,488,743	3,987,304

End of period	$8,370,273		$616,394,346	$109,488,743

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Exponential Technologies ETF		iShares Genomics Immunology and Healthcare ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$29,176,818	$26,494,171	$398,315	$240,499
Net realized gain	428,643,327	266,247,966	13,765,938	7,248,045
Net change in unrealized appreciation (depreciation)	502,112,932	235,202,824	39,713,821	7,503,830

Net increase in net assets resulting from operations	959,933,077	527,944,961	53,878,074	14,992,374

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(26,862,976)	(32,694,199)	(498,913)	(437,901)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	323,880,980	(400,442,778)	132,764,319	102,269,280

NET ASSETS
Total increase in net assets	1,256,951,081	94,807,984	186,143,480	116,823,753
Beginning of year	2,657,626,604	2,562,818,620	141,674,618	24,850,865

End of year	$3,914,577,685	$2,657,626,604	$327,818,098	$141,674,618

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Changes in Net Assets  (continued)

	iShares Robotics and Artificial Intelligence Multisector ETF		iShares Self-Driving EV and Tech ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,352,975	$312,112	$2,411,618	$404,618
Net realized gain	21,415,650	4,344,987	5,409,929	1,896,029
Net change in unrealized appreciation (depreciation)	47,488,251	23,447,556	58,225,172	4,257,176

Net increase in net assets resulting from operations	70,256,876	28,104,655	66,046,719	6,557,823

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,990,133)	(325,048)	(1,978,221)	(388,068)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	208,006,030	84,414,160	332,456,072	(3,104)

NET ASSETS
Total increase in net assets	276,272,773	112,193,767	396,524,570	6,166,651
Beginning of year	157,171,898	44,978,131	32,659,997	26,493,346

End of year	$433,444,671	$157,171,898	$429,184,567	$32,659,997

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares U.S. Tech Breakthrough Multisector ETF			iShares Virtual Work and Life Multisector ETF
	Year Ended 07/31/21	Period From 01/08/20 to 07/31/20	(a)	Period From 09/29/20 to 07/31/21 (a)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$1,552,833	$245,907		$(9,155)
Net realized gain	26,282,770	3,665,963		568,112
Net change in unrealized appreciation (depreciation)	82,013,503	31,254,943		(265)

Net increase in net assets resulting from operations	109,849,106	35,166,813		558,692

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,801,251)	(226,152)		(10,999)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(19,803,841)	309,132,702		7,918,643

NET ASSETS
Total increase in net assets	88,244,014	344,073,363		8,466,336
Beginning of period	344,073,363	—		—

End of period	$432,317,377	$344,073,363		$8,466,336

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Financial Highlights

(For a share outstanding throughout the period)

	iShares Cloud 5G and Tech ETF
	Period From 06/08/21 to 07/31/21	(a)

Net asset value, beginning of period	$25.07

Net investment income(b)	0.04
Net realized and unrealized gain(c)	1.05

Net increase from investment operations	1.09

Net asset value, end of period	$26.16

Total Return
Based on net asset value	4.35	%(d)

Ratios to Average Net Assets
Total expenses	0.47	%(e)

Net investment income	1.09	%(e)

Supplemental Data
Net assets, end of period (000)	$8,370

Portfolio turnover rate(f)	0	%(d)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Cybersecurity and Tech ETF
	Year Ended 07/31/21	Year Ended 07/31/20		Period From 06/11/19 to 07/31/19	(a)

Net asset value, beginning of period	$33.69	$26.58		$24.94

Net investment income(b)	0.02	0.33	(c)	0.00	(d)
Net realized and unrealized gain(e)	10.22	7.02		1.64

Net increase from investment operations	10.24	7.35		1.64

Distributions(f)
From net investment income	(0.06)	(0.15)		—
From net realized gain	—	(0.09)		—

Total distributions	(0.06)	(0.24)		—

Net asset value, end of period	$43.87	$33.69		$26.58

Total Return
Based on net asset value	30.42%	27.85%		6.58	%(g)

Ratios to Average Net Assets
Total expenses	0.47%	0.47%		0.47	%(h)

Net investment income	0.04%	1.12	%(c)	0.06	%(h)

Supplemental Data
Net assets, end of period (000)	$616,394	$109,489		$3,987

Portfolio turnover rate(i)	38%	29%		8	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Includes a one-time special distribution from NortonLifeLock Inc. Excluding such special distribution, the net investment income would have been $0.08 per share and 0.26% of average net assets.
(d)	Rounds to less than $0.01.
(e)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(f)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(g)	Not annualized.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Exponential Technologies ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$47.25	$38.89	$37.73	$32.74	$25.95

Net investment income(a)	0.52	0.44	0.55	0.47	0.38
Net realized and unrealized gain(b)	16.61	8.47	1.16	4.91	6.79

Net increase from investment operations	17.13	8.91	1.71	5.38	7.17

Distributions(c)
From net investment income	(0.47)	(0.55)	(0.55)	(0.39)	(0.38)

Total distributions	(0.47)	(0.55)	(0.55)	(0.39)	(0.38)

Net asset value, end of year	$63.91	$47.25	$38.89	$37.73	$32.74

Total Return
Based on net asset value	36.33%	23.05%	4.67%	16.48%	27.80%

Ratios to Average Net Assets
Total expenses	0.46%	0.47%	0.47%	0.47%	0.47%

Net investment income	0.91%	1.07%	1.47%	1.30%	1.32%

Supplemental Data
Net assets, end of year (000)	$3,914,578	$2,657,627	$2,562,819	$2,346,884	$1,147,540

Portfolio turnover rate(d)	23%	23%	21%	19%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Genomics Immunology and Healthcare ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Period From 06/11/19 to 07/31/19	(a)

Net asset value, beginning of period	$37.28	$27.61	$24.46

Net investment income (loss)(b)	0.08	0.17	(0.01)
Net realized and unrealized gain(c)	12.78	9.82	3.16

Net increase from investment operations	12.86	9.99	3.15

Distributions(d)
From net investment income	(0.09)	(0.08)	—
From net realized gain	—	(0.24)	—

Total distributions	(0.09)	(0.32)	—

Net asset value, end of period	$50.05	$37.28	$27.61

Total Return
Based on net asset value	34.49%	36.42%	12.88	%(e)

Ratios to Average Net Assets
Total expenses	0.47%	0.47%	0.47	%(f)

Net investment income (loss)	0.16%	0.54%	(0.35	)%(f)

Supplemental Data
Net assets, end of period (000)	$327,818	$141,675	$24,851

Portfolio turnover rate(g)	52%	38%	19	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Robotics and Artificial Intelligence Multisector ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Period From 06/26/18 to 07/31/18	(a)

Net asset value, beginning of period	$31.43	$24.99	$23.63	$23.80

Net investment income(b)	0.17	0.11	0.24	0.03
Net realized and unrealized gain (loss)(c)	12.00	6.44	1.30	(0.20)

Net increase (decrease) from investment operations	12.17	6.55	1.54	(0.17)

Distributions(d)
From net investment income	(0.26)	(0.11)	(0.18)	—

Total distributions	(0.26)	(0.11)	(0.18)	—

Net asset value, end of period	$43.34	$31.43	$24.99	$23.63

Total Return
Based on net asset value	38.79%	26.27%	6.60%	(0.71	)%(e)

Ratios to Average Net Assets
Total expenses	0.47%	0.47%	0.47%	0.47	%(f)

Net investment income	0.42%	0.40%	1.02%	1.16	%(f)

Supplemental Data
Net assets, end of period (000)	$433,445	$157,172	$44,978	$9,454

Portfolio turnover rate(g)	42%	34%	35%	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Self-Driving EV and Tech ETF
	Year Ended 07/31/21	Year Ended 07/31/20		Period From 04/16/19 to 07/31/19	(a)

Net asset value, beginning of period	$29.69	$24.08		$25.39

Net investment income(b)	0.50	0.37		0.17
Net realized and unrealized gain (loss)(c)	20.04	5.59		(1.30)

Net increase (decrease) from investment operations	20.54	5.96		(1.13)

Distributions(d)
From net investment income	(0.32)	(0.35)		(0.18)

Total distributions	(0.32)	(0.35)		(0.18)

Net asset value, end of period	$49.91	$29.69		$24.08

Total Return
Based on net asset value	69.28%	24.91	%(e)	(4.40	)%(f)

Ratios to Average Net Assets
Total expenses	0.47%	0.47%		0.47	%(g)

Net investment income	1.10%	1.44%		2.43	%(g)

Supplemental Data
Net assets, end of period (000)	$429,185	$32,660		$26,493

Portfolio turnover rate(h)	24%	19%		2	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Tech Breakthrough Multisector ETF
	Year Ended 07/31/21	Period From 01/08/20 to 07/31/20	(a)

Net asset value, beginning of period	$30.72	$25.21

Net investment income(b)	0.15	0.07
Net realized and unrealized gain(c)	10.48	5.60

Net increase from investment operations	10.63	5.67

Distributions(d)
From net investment income	(0.15)	(0.16)
From net realized gain	(0.03)	—

Total distributions	(0.18)	(0.16)

Net asset value, end of period	$41.17	$30.72

Total Return
Based on net asset value	34.72%	22.73	%(e)

Ratios to Average Net Assets
Total expenses	0.40%	0.40	%(f)

Total expenses after fees waived	0.30%	0.30	%(f)

Net investment income	0.43%	0.43	%(f)

Supplemental Data
Net assets, end of period (000)	$432,317	$344,073

Portfolio turnover rate(g)	11%	12	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Virtual Work and Life Multisector ETF
	Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$25.22

Net investment loss(b)	(0.04)
Net realized and unrealized gain(c)	3.09

Net increase from investment operations	3.05

Distributions(d)
From net investment income	(0.05)

Total distributions	(0.05)

Net asset value, end of period	$28.22

Total Return
Based on net asset value	12.11	%(e)

Ratios to Average Net Assets
Total expenses	0.47	%(f)

Net investment loss	(0.16	)%(f)

Supplemental Data
Net assets, end of period (000)	$8,466

Portfolio turnover rate(g)	27	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Cloud 5G and Tech(a)	Non-diversified
Cybersecurity and Tech	Non-diversified
Exponential Technologies	Diversified
Genomics Immunology and Healthcare	Non-diversified
Robotics and Artificial Intelligence Multisector	Diversified
Self-Driving EV and Tech	Non-diversified
U.S. Tech Breakthrough Multisector	Non-diversified
Virtual Work and Life Multisector(b)	Non-diversified

(a)	The Fund commenced operations on June 8, 2021.
(b)	The Fund commenced operations on September 29, 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statements of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2021, if any, are disclosed in the statements of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statements of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Cybersecurity and Tech
BNP Paribas Securities Corp.	$64,263	$64,263		$—	$—
BofA Securities, Inc.	2,574,203	2,574,203		—	—
Citigroup Global Markets Inc.	27,258,082	27,258,082		—	—
Goldman Sachs & Co.	14,010,136	14,010,136		—	—
JPMorgan Securities LLC	15,289,433	15,289,433		—	—
State Street Bank & Trust Company	178,325	178,325		—	—
Virtu Americas, LLC	1,767,403	1,767,403		—	—

	$61,141,845	$61,141,845		$—	$—

Exponential Technologies
Barclays Bank PLC	$5,900,205	$5,900,205		$—	$—
BNP Paribas Prime Brokerage International Ltd.	74,337	74,337		—	—
BNP Paribas Securities Corp.	3,800,502	3,800,502		—	—
Citigroup Global Markets Inc.	18,090,613	18,090,613		—	—
Wells Fargo Securities LLC	108,146	108,146		—	—

	$27,973,803	$27,973,803		$—	$—

Genomics Immunology and Healthcare
Barclays Capital Inc.	$1,142,699	$1,142,699		$—	$—
BNP Paribas Prime Brokerage International Ltd.	3,524,515	3,524,515		—	—
BNP Paribas Securities Corp.	460,723	460,723		—	—
Citigroup Global Markets Inc.	4,177,548	4,177,548		—	—
Credit Suisse Securities (USA) LLC	629,019	629,019		—	—
Jefferies LLC	246,100	242,892		—	(3,208	)(b)
Scotia Capital (USA) Inc.	2,671,455	2,671,455		—	—
State Street Bank & Trust Company	682,857	682,857		—	—
TD Prime Services LLC	164,475	164,475		—	—

	$13,699,391	$13,696,183		$—	$(3,208)

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Robotics and Artificial Intelligence Multisector
BNP Paribas Securities Corp.	$1,974,600	$1,974,600		$—	$—
BofA Securities, Inc.	8,846,064	8,846,064		—	—
Citigroup Global Markets Inc.	1,279,362	1,279,362		—	—
Credit Suisse Securities (USA) LLC	4,127,518	4,127,518		—	—
JPMorgan Securities LLC	9,153,207	9,153,207		—	—
Scotia Capital (USA) Inc.	1,122,178	1,122,178		—	—
State Street Bank & Trust Company	200,384	199,137		—	(1,247	)(b)
TD Prime Services LLC	10,823	10,823		—	—
UBS AG	2,369,936	2,369,936		—	—

	$29,084,072	$29,082,825		$—	$(1,247)

Self-Driving EV and Tech
Barclays Capital Inc.	$196,014	$196,014		$—	$—
Citigroup Global Markets Inc.	16,907	16,907		—	—

	$212,921	$212,921		$—	$—

U.S. Tech Breakthrough Multisector
Barclays Bank PLC	$638,376	$638,376		$—	$—
BNP Paribas Securities Corp.	2,401,884	2,401,884		—	—
BofA Securities, Inc.	4,872	4,872		—	—
Citadel Clearing LLC	1,208	1,208		—	—
Citigroup Global Markets Inc.	2,040,831	2,040,831		—	—
JPMorgan Securities LLC	189,852	189,852		—	—
Morgan Stanley & Co. LLC	855,119	855,119		—	—

	$6,132,142	$6,132,142		$—	$—

Virtual Work and Life Multisector
Barclays Bank PLC	$62,622	$62,622		$—	$—
BofA Securities, Inc.	43,812	43,812		—	—
Goldman Sachs & Co.	131,153	131,153		—	—
Nomura Securities International Inc.	9,351	9,351		—	—
TD Prime Services LLC	19,951	19,951		—	—
UBS AG	28,391	28,391		—	—

	$295,280	$295,280		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statements of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statements of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

payable) on futures contracts in the statements of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statements of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Cloud 5G and Tech	0.47%
Cybersecurity and Tech	0.47
Genomics Immunology and Healthcare	0.47
Robotics and Artificial Intelligence Multisector	0.47
Self-Driving EV and Tech	0.47
U.S. Tech Breakthrough Multisector	0.40
Virtual Work and Life Multisector	0.47

For its investment advisory services to the iShares Exponential Technologies ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Net Assets	Investment Advisory Fee
First $2 billion	0.4700%
Over $2 billion, up to and including $3 billion	0.4465
Over $3 billion, up to and including $4 billion	0.4242
Over $4 billion	0.4030

Prior to July 14, 2021, for its investment advisory services to the iShares Exponential Technologies ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Net Assets	Investment Advisory Fee
First $2 billion	0.4700%
Over $2 billion, up to and including $3 billion	0.4465
Over $3 billion	0.4242

Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). For the iShares U.S. Tech Breakthrough Multisector ETF, BFA has elected to implement a voluntary fee waiver in order to limit the Fund’s total annual operating expenses after fee waiver to 0.30%, and currently intends to keep such voluntary fee waiver for the Fund in place through January 7, 2022. Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
U.S. Tech Breakthrough Multisector	$359,672

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money

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Notes to Financial Statements  (continued)

market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Cloud 5G and Tech ETF and iShares U.S. Tech Breakthrough Multisector ETF (the “Group 1 Funds”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF and iShares Virtual Work and Life Multisector ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Group 1 Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statements of operations. For the year ended July 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Cybersecurity and Tech	$44,567
Exponential Technologies	80,126
Genomics Immunology and Healthcare	119,875
Robotics and Artificial Intelligence Multisector	173,185
Self-Driving EV and Tech	6,478
U.S. Tech Breakthrough Multisector	16,049
Virtual Work and Life Multisector	221

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Cybersecurity and Tech	$14,384,501	$17,254,904	$(275,555)
Exponential Technologies	48,512,896	147,255,348	6,533,847
Genomics Immunology and Healthcare	9,379,025	13,513,211	(647,432)
Robotics and Artificial Intelligence Multisector	14,894,799	25,683,759	(1,516,886)
Self-Driving EV and Tech	11,448,567	15,895,498	(349,831)
U.S. Tech Breakthrough Multisector	14,509,125	17,152,298	(311,189)

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statements of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Cloud 5G and Tech	$1,034,952	$—
Cybersecurity and Tech	138,648,945	123,335,036
Exponential Technologies	849,878,273	722,704,061
Genomics Immunology and Healthcare	192,521,497	125,777,049
Robotics and Artificial Intelligence Multisector	169,767,086	135,583,854
Self-Driving EV and Tech	93,651,748	52,511,070
U.S. Tech Breakthrough Multisector	39,975,401	40,600,239
Virtual Work and Life Multisector	1,915,607	1,983,785

For the year ended July 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Cloud 5G and Tech	$6,991,253	$—
Cybersecurity and Tech	436,480,250	26,724,581
Exponential Technologies	953,384,175	754,273,721
Genomics Immunology and Healthcare	150,156,023	84,232,224
Robotics and Artificial Intelligence Multisector	227,124,110	55,507,474
Self-Driving EV and Tech	312,199,677	21,044,685
U.S. Tech Breakthrough Multisector	81,348,438	100,706,309
Virtual Work and Life Multisector	10,888,633	2,911,789

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions and distributions paid in excess of taxable income were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Cybersecurity and Tech	$11,384,064	$(11,384,064)
Exponential Technologies	417,282,920	(417,282,920)
Genomics Immunology and Healthcare	24,936,281	(24,936,281)
Robotics and Artificial Intelligence Multisector	26,752,097	(26,752,097)
Self-Driving EV and Tech	7,496,602	(7,496,602)
U.S. Tech Breakthrough Multisector	26,514,595	(26,514,595)
Virtual Work and Life Multisector	709,355	(709,355)

The tax character of distributions was as follows:

iShares ETF	Year Ended 07/31/21	Year Ended 07/31/20
Cybersecurity and Tech
Ordinary income	$391,004	$270,159

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Notes to Financial Statements  (continued)

iShares ETF	Year Ended 07/31/21	Year Ended 07/31/20
Exponential Technologies
Ordinary income	$26,862,976	$32,694,199

Genomics Immunology and Healthcare
Ordinary income	$498,913	$437,901

Robotics and Artificial Intelligence Multisector
Ordinary income	$1,990,133	$325,048

Self-Driving EV and Tech
Ordinary income	$1,978,221	$388,068

iShares ETF	Year Ended 07/31/21	Period Ended 07/31/20
U.S. Tech Breakthrough Multisector
Ordinary income	$1,801,251	$226,152

iShares ETF	Period Ended 07/31/21
Virtual Work and Life Multisector
Ordinary income	$10,999

As of July 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses	)(b)	Qualified Late-Year Losses	(c)	Total
Cloud 5G and Tech	$12,922	$—	$325,750		$—		$338,672
Cybersecurity and Tech	—	(4,994,488)	86,605,284		—		81,610,796
Exponential Technologies	3,295,181	(85,246,475)	1,080,294,064		—		998,342,770
Genomics Immunology and Healthcare	1,922,680	(9,347,857)	43,185,190		—		35,760,013
Robotics and Artificial Intelligence Multisector	3,299,760	(5,680,653)	69,193,628		—		66,812,735
Self-Driving EV and Tech.	532,655	(1,559,145)	60,994,620		—		59,968,130
U.S. Tech Breakthrough Multisector.	61,454	(228,014)	113,235,420		—		113,068,860
Virtual Work and Life Multisector.	—	(112,129)	(29,046)		(20,487)		(161,662)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended July 31, 2021, the iShares Exponential Technologies ETF utilized $11,147,411 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cloud 5G and Tech	$8,035,558	$506,244	$(180,477)	$325,767
Cybersecurity and Tech	592,001,291	92,778,577	(6,174,408)	86,604,169
Exponential Technologies	2,866,120,802	1,170,902,037	(87,536,698)	1,083,365,339
Genomics Immunology and Healthcare	298,783,792	70,109,060	(26,924,653)	43,184,407
Robotics and Artificial Intelligence Multisector	393,265,178	92,304,925	(23,112,961)	69,191,964
Self-Driving EV and Tech	367,624,981	62,893,160	(1,900,948)	60,992,212
U.S. Tech Breakthrough Multisector	325,468,962	120,873,619	(7,638,199)	113,235,420
Virtual Work and Life Multisector	8,788,311	896,562	(925,620)	(29,058)

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

9.	LINE OF CREDIT

The iShares Cloud 5G and Tech ETF, iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF and iShares Virtual Work and Life Multisector ETF, along with certain other iShares funds ("Participating Funds"), are parties to a $300 million credit agreement ("Credit Agreement") with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

During the year ended July 31, 2021, the iShares Cloud 5G and Tech ETF, iShares Cybersecurity and Tech ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF and iShares Virtual Work and Life Multisector ETF did not borrow under the credit agreement.

For the year ended July 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Exponential Technologies	$5,100,000	$83,836	1.14%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a "passive" or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statements of assets and liabilities, less any collateral held by the Funds.

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Notes to Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 07/31/21
iShares ETF	Shares	Amount
Cloud 5G and Tech
Shares sold	320,000	$8,031,601

	Year Ended 07/31/21		Year Ended 07/31/20
iShares ETF	Shares	Amount	Shares	Amount
Cybersecurity and Tech
Shares sold	11,500,000	$453,252,819	3,200,000	$95,082,997
Shares redeemed	(700,000)	(26,994,030)	(100,000)	(3,101,793)

Net increase	10,800,000	$426,258,789	3,100,000	$91,981,204

Exponential Technologies
Shares sold	18,650,000	$1,079,162,518	11,650,000	$498,519,842
Shares redeemed	(13,650,000)	(755,281,538)	(21,300,000)	(898,962,620)

Net increase (decrease)	5,000,000	$323,880,980	(9,650,000)	$(400,442,778)

Genomics Immunology and Healthcare
Shares sold	4,600,000	$217,819,944	3,500,000	$122,483,801
Shares redeemed	(1,850,000)	(85,055,625)	(600,000)	(20,214,521)

Net increase	2,750,000	$132,764,319	2,900,000	$102,269,280

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

	Year Ended 07/31/21		Year Ended 07/31/20
iShares ETF	Shares	Amount	Shares	Amount
Robotics and Artificial Intelligence Multisector
Shares sold	6,400,000	$263,467,814	3,800,000	$100,960,593
Shares redeemed	(1,400,000)	(55,461,784)	(600,000)	(16,546,433)

Net increase	5,000,000	$208,006,030	3,200,000	$84,414,160

Self-Driving EV and Tech
Shares sold	8,000,000	$353,574,131	200,000	$5,497,318
Shares redeemed	(500,000)	(21,118,059)	(200,000)	(5,500,422)

Net increase (decrease)	7,500,000	$332,456,072	—	$(3,104)

	Year Ended 07/31/21		Period Ended 07/31/20
iShares ETF	Shares	Amount	Shares	Amount
U.S. Tech Breakthrough Multisector
Shares sold	2,200,000	$81,664,317	11,700,000	$324,231,765
Shares redeemed	(2,900,000)	(101,468,158)	(500,000)	(15,099,063)

Net increase (decrease)	(700,000)	$(19,803,841)	11,200,000	$309,132,702

	Period Ended 07/31/21
iShares ETF	Shares	Amount
Virtual Work and Life Multisector
Shares sold	400,000	$10,935,506
Shares redeemed	(100,000)	(3,016,863)

Net increase.	300,000	$7,918,643

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statements of assets and liabilities.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Line of Credit: On August 12, 2021, the Credit Agreement with State Street Bank and Trust Company was terminated.

Effective August 13, 2021, the iShares Cloud 5G and Tech ETF, iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF and iShares Virtual Work and Life Multisector ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares Cloud 5G and Tech ETF, iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF, iShares U.S. Tech Breakthrough Multisector ETF and iShares Virtual Work and Life Multisector ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Cloud 5G and Tech ETF, iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF, iShares U.S. Tech Breakthrough Multisector ETF and iShares Virtual Work and Life Multisector ETF (eight of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Cloud 5G and Tech ETF: statements of operations and changes in net assets for the period June 8, 2021 (commencement of operations) to July 31, 2021.

iShares Cybersecurity and Tech ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF and iShares Self-Driving EV and Tech ETF: statements of operations for the year ended July 31, 2021 and statements of changes in net assets for each of the two years in the period ended July 31, 2021

iShares U.S. Tech Breakthrough Multisector ETF: statement of operations for the year ended July 31, 2021 and statements of changes in net assets for the year ended July 31, 2021 and for the period January 8, 2020 (commencement of operations) to July 31, 2020

iShares Virtual Work and Life Multisector ETF: statements of operations and changes in net assets for the period September 29, 2020 (commencement of operations) to July 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	73

Important Tax Information  (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Cybersecurity and Tech	100.00%
Exponential Technologies	54.17%
Genomics Immunology and Healthcare	15.27%
Robotics and Artificial Intelligence Multisector	14.84%
Self-Driving EV and Tech	22.79%
U.S. Tech Breakthrough Multisector	100.00%
Virtual Work and Life Multisector	33.48%

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Dividend Income
Cloud 5G and Tech	$3,947
Cybersecurity and Tech	1,533,518
Exponential Technologies	41,646,492
Genomics Immunology and Healthcare	1,299,447
Robotics and Artificial Intelligence Multisector	1,740,600
Self-Driving EV and Tech	3,688,277
U.S. Tech Breakthrough Multisector	2,404,856
Virtual Work and Life Multisector	11,960

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Business Income
Exponential Technologies	$177,743
U.S. Tech Breakthrough Multisector	41,097

The Funds intend to pass through to their shareholders the following amount(s), or maximum amount(s) allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Self-Driving EV and Tech	$3,201,341	$283,200

The Fund hereby designates the following amount(s), or maximum amount(s) allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Short-Term Capital Gain
U.S. Tech Breakthrough Multisector	$290,117

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Cloud 5G and Tech ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on December 10-11, 2020, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the overall fund expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	75

Board Review and Approval of Investment Advisory Contract  (continued)

noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

iShares Cybersecurity and Tech ETF, iShares Genomics Immunology and Healthcare ETF, iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF, iShares U.S. Tech Breakthrough Multisector ETF, iShares Virtual Work and Life Multisector ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	77

Board Review and Approval of Investment Advisory Contract  (continued)

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Exponential Technologies ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	79

Board Review and Approval of Investment Advisory Contract  (continued)

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Cybersecurity and Tech(a)	$0.045155	$—	$0.015502	$0.060657	74%	—%	26%	100%
Exponential Technologies(a)	0.465406	—	0.004769	0.470175	99	—	1	100
Genomics Immunology and Healthcare(a)	0.085026	—	0.003328	0.088354	96	—	4	100
Robotics and Artificial Intelligence Multisector(a)	0.206619	—	0.052784	0.259403	80	—	20	100
Self-Driving EV and Tech	0.319131	—	—	0.319131	100	—	—	100
U.S. Tech Breakthrough Multisector(a)	0.146455	0.028868	0.002559	0.177882	83	16	1	100
Virtual Work and Life Multisector(a)	0.001557	—	0.053029	0.054586	3	—	97	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	81

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 381 funds as of July 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)   Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)   Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	83

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	85

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iS-AR-701-0721

JULY 31, 2021

2021 Annual Report

iShares Trust

•  iShares MSCI ACWI ETF | ACWI | NASDAQ

•  iShares MSCI ACWI Low Carbon Target ETF | CRBN | NYSE Arca

•  iShares MSCI All Country Asia ex Japan ETF | AAXJ | NASDAQ

•  iShares MSCI Europe Financials ETF | EUFN | NASDAQ

•  iShares MSCI Europe Small-Cap ETF | IEUS | NASDAQ

•  iShares MSCI Kokusai ETF | TOK | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.19%	36.45%

U.S. small cap equities (Russell 2000® Index)	7.86	51.97

International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31

Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended July 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 33.18% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of coronavirus vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Two fiscal stimulus bills passed by Congress during the reporting period provided significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels by the end of the reporting period. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy grow at a record annualized pace of 33.8% in the third quarter of 2020, as activity rebounded from the pandemic-induced recession in the first half of 2020. Growth continued at a slower pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. Action by the U.S. Federal Reserve (“the Fed”) also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries approved a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout lagged in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also advanced substantially amid a sharp rebound in economic activity. Strong economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, fueled by economic recovery and a relatively weak U.S. dollar. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

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Fund Summary as of July 31, 2021	iShares® MSCI ACWI ETF

Investment Objective

The iShares MSCI ACWI ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market equities, as represented by the MSCI ACWI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	33.14%	14.00%	10.35%	33.14%	92.54%	167.78%
Fund Market	33.39	14.07	10.37	33.39	93.11	168.24
Index	33.18	13.81	10.15	33.18	90.91	163.05

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 1,135.10	$ 1.64		$ 1,000.00	$ 1,023.30	$ 1.56		0.31%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI ACWI ETF

Portfolio Management Commentary

Global stocks posted strong gains for the reporting period as aggressive policy support and rapid vaccine rollout propelled growth, lowered unemployment, and lessened the severity of the pandemic-induced economic contraction. The U.S. contributed the majority of the Index’s return with broad-based gains encouraged by the passage of two additional pandemic relief fiscal packages. The stimulus packages totaled more than 27% of economic growth, approximately four times the fiscal response during the 2008 financial crisis.

Among U.S. sectors, information technology was the leading contributor to the Index’s return. A rebound in both consumer and business information technology spending, coupled with the accelerated adoption of technology products and services led to significant earnings growth for the sector. With 42% of the U.S. labor force working from home as of the first quarter of 2021 and many children learning online, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting an advance in the software and services industry. The technology hardware and equipment industry also contributed to the Index’s return, as the transition to remote work and school drove purchases of personal computers and peripherals and heightened demand for equipment related to data storage.

U.S. financials stocks contributed meaningfully to performance, as the diversified financials industry benefited from robust retail stock trading and strong revenues from investment banking amid strong merger activity. The communications services sector also advanced, led by the media and entertainment industry. Home-bound consumers made greater use of at-home entertainment products such as social media, on-demand films, streaming services, and video games.

Smaller gains in Japan and the U.K. also bolstered the Index’s return as the improving global economy translated into higher profits for multinational corporations. The Index’s return was also bolstered by smaller gains in Japan and the U.K. as the improving global economy translated into higher profits for multinational corporations. In Japan, strong U.S. consumer spending buoyed automobiles stocks. In the U.K., banks reported higher profits from revenue generated in fast-growing Asian markets.

Portfolio Information

ALLOCATION BY SECTOR

	Percent of
Sector	Total Investments	(a)

Information Technology	22.4%

Financials	13.8

Consumer Discretionary	12.4

Health Care	11.8

Industrials	9.9

Communication Services	9.3

Consumer Staples	6.8

Materials	5.0

Energy	3.2

Utilities	2.7

Real Estate	2.7

TEN LARGEST GEOGRAPHIC ALLOCATION

	Percent of
Country/Geographic Region	Total Investments	(a)

United States	58.9%

Japan	5.8

China	4.1

United Kingdom	3.3

Canada	2.9

France	2.9

Switzerland	2.6

Germany	2.4

Australia	2.1

Taiwan	1.8

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF

Investment Objective

The iShares MSCI ACWI Low Carbon Target ETF (the “Fund”) seeks to track the investment results of an index composed of large and mid-capitalization developed and emerging market equities with a lower carbon exposure than that of the broad market, as represented by the MSCI ACWI Low Carbon Target Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	33.48%	14.07%	10.93%	33.48%	93.16%	99.22%
Fund Market	33.71	14.11	10.95	33.71	93.45	99.45
Index	33.08	13.85	10.64	33.08	91.27	95.83

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/8/14. The first day of secondary market trading was 12/9/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(02/01/21)	(07/31/21)	the Period	(a)	(02/01/21)	(07/31/21)	the Period	(a)	Ratio

$1,000.00	$1,136.50	$1.06		$1,000.00	$1,023.80	$1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI ACWI Low Carbon Target ETF

Portfolio Management Commentary

Global carbon emissions in 2020 decreased by the largest percentage since WWII, due to pandemic-related disruptions. Fossil fuel consumption shrank significantly, while renewable energy capacity expanded faster than expected. Travel restrictions led initially to a sharp decline in emissions from transportation, particularly aviation, but as the global economy reopened, carbon emissions began to rise again. In December 2020, monthly emissions surpassed the previous year’s level. Governments made noteworthy investments in renewable energy projects as part of their pandemic response. The E.U. approved a climate-focused stimulus package that exceeded €500 million, and the December 2020 U.S. stimulus bill included wind and solar power incentives. In addition, China announced a plan to achieve carbon neutrality by 2060 and more than doubled its renewable installations in 2020.

Stocks with lower carbon exposure posted strong gains for the reporting period, led by U.S. stocks, which represented approximately 58% of the Index on average. Among U.S. stocks, the information technology sector contributed the most to the Index’s performance. An increase in working from home benefited the software and services industry as sales of cloud computing software rose, and the technology hardware and equipment industry, which gained from higher demand for computers, mobile devices, and technology services. The financials sector was another source of strength, as the diversified financials industry benefited from robust retail stock trading and strong revenues from investment banking amid brisk merger activity. Communication services stocks were buoyed by substantially higher revenues from online advertising as rebounding economic growth prompted competition for consumers’ attention.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI ACWI Index, while tracking it fairly closely. The low-carbon investment process leads to underweight and overweight positions in industries with higher or lower carbon emissions, respectively. Consequently, the Index’s carbon footprint was 77.93% lower than the peer average. For the reporting period, the Index had underweight positions in the information technology and financials sectors and overweight positions in the consumer discretionary and healthcare sectors. Stock selection in the consumer discretionary sector and the information technology sector contributed to relative performance, while positioning in the communication services sector detracted.

Portfolio Information

ALLOCATION BY SECTOR

	Percent of
Sector	Total Investments	(a)

Information Technology	22.1%

Financials	14.7

Consumer Discretionary	12.6

Health Care	11.9

Industrials	10.5

Communication Services	9.5

Consumer Staples	7.2

Materials	4.2

Real Estate	2.8

Energy	2.3

Utilities	2.2

TEN LARGEST GEOGRAPHIC ALLOCATION

	Percent of
Country/Geographic Region	Total Investments	(a)

United States	58.8%

Japan	5.8

China	4.1

United Kingdom	3.5

Canada	3.3

France	2.6

Switzerland	2.5

Germany	2.4

Australia	1.9

South Korea	1.7

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI All Country Asia ex Japan ETF

Investment Objective

The iShares MSCI All Country Asia ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities, excluding Japan, as represented by the MSCI AC Asia ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	17.88%	10.86%	5.35%	17.88%	67.44%	68.45%
Fund Market	18.67	10.67	5.35	18.67	66.03	68.36
Index	19.06	11.67	6.08	19.06	73.67	80.51

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(02/01/21)	(07/31/21)	the Period	(a)	(02/01/21)	(07/31/21)	the Period	(a)	Ratio

$1,000.00	$941.50	$3.27		$1,000.00	$1,021.40	$3.41		0.68%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI All Country Asia ex Japan ETF

Portfolio Management Commentary

Stocks in Asia, excluding Japan, posted strong gains for the reporting period, particularly through the second half of 2020, as many Asian countries moved to contain the pandemic through intense contact-tracing efforts and travel restrictions. Local economies rebounded as Asian consumers returned to work, factories reopened, and businesses began fulfilling heightened demand for products from around the world. Strong demand for goods, particularly from U.S. consumers, drove growth across export-reliant Asian economies. After peaking in February 2021, stocks trimmed gains as regulatory crackdowns on Chinese technology and education companies, a resurgence in U.S.-China geopolitical tension, and the spread of the coronavirus Delta variant shook markets.

Stocks in Taiwan were the largest contributors to the Index’s return, as strong global demand for semiconductors and other electronics reinvigorated the local economy. Despite billion-dollar investments from semiconductor producers around the world, and manufacturers operating at full capacity toward the end of the reporting period, demand for semiconductors continued to outstrip supply. The world’s leading supplier of advanced semiconductors, Taiwan’s economy grew at a brisk pace in 2020 even as growth stalled in much of the world, establishing itself as one of the top performing economies in Asia. The Taiwanese government strengthened the nation’s economy through incentive programs designed to encourage companies to re-shore their manufacturing and production plants, creating jobs and boosting local consumption.

Robust demand for goods in the information technology sector also drove performance in South Korea, contributing to the Index’s return. Exports were the largest contributors to South Korea’s economic growth, as global demand for electronics rewarded smartphone and memory-chip makers and drove operating profits to their highest level since 2018.

Despite a significant second wave of COVID-19, Indian stock indexes hit a series of record highs amid strong interest in Indian initial public offering listings from global stock investors. Hong Kong stocks also gained, benefiting from high flows of international investor capital despite tighter controls from China.

Portfolio Information

ALLOCATION BY SECTOR

	Percent of
Sector	Total Investments	(a)

Information Technology	24.4%

Financials	18.3

Consumer Discretionary	17.0

Communication Services	10.4

Industrials	6.0

Materials	5.3

Health Care	5.2

Consumer Staples	4.7

Real Estate	3.7

Energy	2.6

Utilities	2.4

TEN LARGEST GEOGRAPHIC ALLOCATION

	Percent of
Country/Geographic Region	Total Investments	(a)

China	39.7%

Taiwan	16.7

South Korea	15.4

India	12.4

Hong Kong	7.9

Singapore	2.6

Thailand	1.8

Malaysia	1.5

Indonesia	1.3

Philippines	0.7

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI Europe Financials ETF

Investment Objective

The iShares MSCI Europe Financials ETF (the “Fund”) seeks to track the investment results of an index composed of developed market European equities in the financials sector, as represented by the MSCI Europe Financials Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	38.98%	7.53%	2.86%	38.98%	43.79%	32.58%
Fund Market	39.74	7.62	2.95	39.74	44.37	33.70
Index	39.48	7.73	3.03	39.48	45.11	34.72

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(02/01/21)	(07/31/21)	the Period	(a)	(02/01/21)	(07/31/21)	the Period	(a)	Ratio
$1,000.00	$1,183.10	$2.60		$1,000.00	$1,022.40	$2.41		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI Europe Financials ETF

Portfolio Management Commentary

European financials equities advanced for the reporting period as the region’s economic recovery accelerated notably in the second quarter of 2021. Business and consumer confidence improved, retail sales rebounded, and signs of renewed business investment raised growth expectations following the easing of pandemic restrictions. Rising bond yields and the reemergence of inflation drove up long-term interest rates, bolstering lending margins for banks, which constituted approximately 44% of the Index on average during the reporting period. Banking stocks benefited from expectations for an end to near-zero interest rates, reduced loan provisioning, and robust trading volumes, which supported fee income levels. Strength in corporate and investment banking revenues helped offset continued weakness in net interest margins.

Stocks in the U.K. contributed the most to the Index’s return, led by banks. Early in the reporting period, multinational bank stocks weakened amid subdued economic activity and low interest rates. Bank profits rose sharply, however, as reopening activity increased demand for home loans and an improved economic outlook in combination with government relief programs eased credit loss concerns. Banks in the U.K. began to release substantial loan loss reserves in the first half of 2021, which boosted earnings. Late in the reporting period, some banks announced plans to resume dividend payouts to investors after the Bank of England lifted payment restrictions. U.K. insurance stocks also contributed, advancing amid strong sales, capital inflows, cost cutting, and price increases.

French stocks added notably to the Index’s performance, bolstered by surging equity trading revenues. Lower provisioning costs helped raise profits, along with growth in retail, online, and investment banking. French insurers advanced amid strong commercial pricing momentum and improved underwriting performance.

In Sweden, sales growth and substantial investment profits propelled gains for diversified financial services stocks. Bank stocks advanced as a strong mortgage market, rising assets under management, demand for wealth management and business services, and improved loan losses drove earnings higher.

Capital markets stocks drove contribution from Switzerland. Investment banks profits rose sharply, backed by investment fees and rising asset prices.

Portfolio Information

ALLOCATION BY SECTOR

	Percent of
Sector	Total Investments	(a)

Banks	44.9%

Insurance	30.9

Capital Markets	17.4

Diversified Financial Services	6.8

TEN LARGEST GEOGRAPHIC ALLOCATION

	Percent of
Country/Geographic Region	Total Investments	(a)

United Kingdom	25.4%

Switzerland	14.8

Germany	12.5

France	10.4

Sweden	8.1

Spain	7.0

Italy	6.9

Netherlands	5.0

Finland	3.6

Belgium	2.9

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI Europe Small-Cap ETF

Investment Objective

The iShares MSCI Europe Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities in Europe, as represented by the MSCI Europe Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	46.76%	13.04%	9.27%	46.76%	84.53%	142.67%
Fund Market	47.96	13.09	9.38	47.96	85.02	145.06
Index	47.11	13.12	9.16	47.11	85.24	140.20

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(02/01/21)	(07/31/21)	the Period	(a)	(02/01/21)	(07/31/21)	the Period	(a)	Ratio

$1,000.00	$1,162.80	$2.15		$1,000.00	$1,022.80	$2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI Europe Small-Cap ETF

Portfolio Management Commentary

Small-capitalization European stocks advanced for the reporting period as the regional economic recovery accelerated. Small-capitalization stocks benefited from sensitivity to improving domestic economic conditions, investors’ shift toward cyclical sectors and value equities, and fewer concerns about inflation in Europe. Business and consumer confidence improved as hopes rose for continued economic growth.

U.K. stocks contributed the most to the Index’s return, supported by the market rotation following positive coronavirus vaccine news. Investment in U.K. equities increased as a trade agreement with the E.U. and the vaccine rollout helped reduce Brexit- and pandemic-related uncertainty. The industrials sector drove gains as manufacturing activity recovered amid solid domestic and foreign demand, despite supply chain issues and rising input costs. In the capital goods industry, demand for home renovations, commercial vehicles, and life sciences products propelled earnings growth, which led some companies to institute share buybacks. Transportation companies benefited from increased online shopping during pandemic-related business closures. In the consumer discretionary sector, the retail industry gained from improved demand and margins at car dealerships and strong revenue at discount retailers where food sales allowed stores to remain open during shutdowns. Merger activity further aided the sector. Within the financials sector, U.K. asset managers advanced amid rebounding markets.

Swedish stocks also contributed notably to the Index’s return. Sweden’s economy shrank less than the rest of Europe during the pandemic and growth rebounded quicker than expected. The industrials sector was a key contributor, as Swedish manufacturing activity recovered more robustly than much of Europe and the rest of the world, driving strong orders, sales, and profits. Other cyclical sectors, such as real estate and consumer discretionary, added to the Index’s performance amid a robust housing market, rising consumer confidence, and improved household consumption.

Swiss and German stocks also contributed to the Index’s return as economic conditions improved, especially in the industrials sector. Swiss companies benefited from strong gains in industrial production and a recovering semiconductor market. German industrials stocks advanced amid order growth and upward earnings revisions.

Portfolio Information

ALLOCATION BY SECTOR

	Percent of
Sector	Total Investments	(a)

Industrials	26.0%

Financials	12.9

Consumer Discretionary	11.7

Real Estate	10.6

Information Technology	9.1

Health Care	8.9

Materials	7.0

Communication Services	5.0

Consumer Staples	4.4

Utilities	2.9

Energy	1.5

TEN LARGEST GEOGRAPHIC ALLOCATION

	Percent of
Country/Geographic Region	Total Investments	(a)

United Kingdom	30.9%

Sweden	14.1

Switzerland	9.1

Germany	9.0

France	5.3

Netherlands	5.2

Italy	5.1

Norway	4.2

Spain	3.6

Finland	3.4

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI Kokusai ETF

Investment Objective

The iShares MSCI Kokusai ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding Japan, as represented by the MSCI Kokusai Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	36.01%	15.01%	11.69%	36.01%	101.21%	202.05%
Fund Market	35.82	15.00	11.48	35.82	101.17	196.50
Index	35.81	14.78	11.45	35.81	99.24	195.70

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(02/01/21)	(07/31/21)	the Period	(a)	(02/01/21)	(07/31/21)	the Period	(a)	Ratio

$1,000.00	$1,176.00	$1.35		$1,000.00	$1,023.60	$1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI Kokusai ETF

Portfolio Management Commentary

Developed market stocks outside of Japan strongly advanced during the reporting period as aggressive vaccine rollout propelled growth, lowered unemployment, and lessened the severity of the pandemic-induced economic contraction. U.S. stocks were the most significant contributors to the Index’s return, with the information technology sector leading the advance. A rebound in both consumer and business information technology spending, coupled with the accelerated adoption of technology products and services, led to robust earnings growth for the sector. With a significant part of the U.S. labor force working from home and children in many households learning online, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting an advance in the software and services industry. The technology hardware and equipment industry also contributed to the Index’s return, as remote work and school drove purchases of personal computers and peripherals and heightened demand for equipment related to data storage.

U.S. financials stocks rebounded along with the U.S. economy, contributing to the Index’s return. The diversified financials industry benefited from robust retail stock trading and strong revenues from investment banking amid brisk merger activity.

Online advertising drove revenue and profit for the communications services sector. Advertisers increased their online spending to catch up with consumers’ increased adoption of at-home entertainment products.

Rebounding consumer spending benefited stocks in the consumer discretionary sector. Sales exceeded pre-pandemic levels across nearly every category of retailer. Increased foot traffic and higher shelf prices drove profits for specialty retailers, and the growth of e-commerce continued to help internet retailers. Additionally, the earnings of automakers rose as buyers continued their transition to electric cars.

Stocks in the U.K. and France also contributed to the Index’s return. U.K. bank profits rose sharply as re-opening activity increased demand for home loans and an improved economic outlook in combination with government relief programs eased credit loss concerns. In France, the consumer durables sector contributed with the increase in overseas demand for luxury goods.

Portfolio Information

ALLOCATION BY SECTOR

	Percent of
Sector	Total Investments	(a)

Information Technology	23.1%

Financials	13.6

Health Care	13.0

Consumer Discretionary	11.3

Industrials	9.7

Communication Services	9.2

Consumer Staples	7.0

Materials	4.4

Energy	3.1

Utilities	2.9

Real Estate	2.7

TEN LARGEST GEOGRAPHIC ALLOCATION

	Percent of
Country/Geographic Region	Total Investments	(a)

United States	71.7%

United Kingdom	4.0

Canada	3.6

France	3.5

Switzerland	3.2

Germany	2.9

Australia	2.5

Netherlands	2.0

Sweden	1.1

Hong Kong	0.9

(a)	Excludes money market funds.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	17

Schedule of Investments July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.0%
Globant SA(a)	11,262	$2,693,420

Australia — 2.1%
Afterpay Ltd.(a)	58,116	4,131,022
AGL Energy Ltd.	141,322	748,390
Ampol Ltd.	75,695	1,575,832
APA Group	311,683	2,187,075
Aristocrat Leisure Ltd.	161,277	4,942,364
ASX Ltd.	54,250	3,073,240
Aurizon Holdings Ltd.	594,372	1,686,771
AusNet Services Ltd.	671,761	898,399
Australia & New Zealand Banking Group Ltd.	684,710	13,939,721
BHP Group Ltd.	735,660	28,895,847
BHP Group PLC	552,922	17,901,588
BlueScope Steel Ltd.	205,054	3,636,288
Brambles Ltd.	418,484	3,582,922
Cochlear Ltd.	12,976	2,347,604
Coles Group Ltd.	342,875	4,412,643
Commonwealth Bank of Australia	435,919	31,956,378
Computershare Ltd.	114,827	1,320,245
Crown Resorts Ltd.(a)	104,194	661,045
CSL Ltd.	116,438	24,788,554
Dexus/AU	317,005	2,394,672
Endeavour Group Ltd./Australia(a)	321,566	1,564,556
Evolution Mining Ltd.	431,428	1,312,091
Fortescue Metals Group Ltd.	441,868	8,074,078
Glencore PLC	2,677,847	12,026,612
Goodman Group	413,884	6,883,785
GPT Group (The)	637,388	2,185,415
Insurance Australia Group Ltd.	503,431	1,795,312
James Hardie Industries PLC	133,303	4,497,449
Lendlease Corp. Ltd.	176,704	1,586,059
Macquarie Group Ltd.	85,175	9,835,024
Magellan Financial Group Ltd.	30,781	1,110,551
Medibank Pvt Ltd.	884,468	2,157,114
Mirvac Group	1,452,823	3,049,332
National Australia Bank Ltd.	780,765	14,888,987
Newcrest Mining Ltd.	207,195	4,004,570
Northern Star Resources Ltd.	382,020	2,846,496
Oil Search Ltd.	409,083	1,143,382
Orica Ltd.	165,471	1,509,219
Origin Energy Ltd.	491,143	1,483,859
Qantas Airways Ltd.(a)	230,907	778,393
QBE Insurance Group Ltd.	409,758	3,283,760
Ramsay Health Care Ltd.	34,742	1,643,082
REA Group Ltd.	10,307	1,227,809
Rio Tinto Ltd.	70,648	6,924,208
Rio Tinto PLC	308,682	26,219,574
Santos Ltd.	607,202	2,865,315
Scentre Group	1,401,513	2,675,826
Seek Ltd.	153,598	3,322,622
Sonic Healthcare Ltd.	96,202	2,842,422
South32 Ltd.	1,395,952	3,058,937
Stockland	704,047	2,276,970
Suncorp Group Ltd.	412,632	3,504,425
Sydney Airport(a)	538,649	3,099,480
Tabcorp Holdings Ltd.	467,836	1,707,651
Telstra Corp. Ltd.	1,093,022	3,044,529
Transurban Group	692,084	7,299,955

Security	Shares	Value

Australia (continued)
Treasury Wine Estates Ltd.	206,291	$1,809,526
Vicinity Centres	1,107,686	1,265,739
Washington H Soul Pattinson & Co. Ltd.	26,478	637,481
Wesfarmers Ltd.	265,456	11,968,520
Westpac Banking Corp.	870,927	15,643,977
WiseTech Global Ltd.	43,584	988,597
Woodside Petroleum Ltd.	193,047	3,101,099
Woolworths Group Ltd.	321,566	9,198,788

		357,423,176

Austria — 0.1%
Erste Group Bank AG	75,501	2,925,707
OMV AG	55,237	2,982,453
Raiffeisen Bank International AG	15,630	369,567
Verbund AG	14,014	1,292,648
voestalpine AG	40,941	1,806,139

		9,376,514

Belgium — 0.2%
Ageas SA/NV	68,362	3,609,902
Anheuser-Busch InBev SA/NV	190,969	12,052,455
Elia Group SA/NV	6,563	775,687
Etablissements Franz Colruyt NV	12,446	707,649
Groupe Bruxelles Lambert SA	42,134	4,902,257
KBC Group NV	62,488	5,031,700
Proximus SADP	27,221	559,399
Sofina SA	2,333	1,093,905
Solvay SA	11,314	1,511,058
UCB SA	33,245	3,595,689
Umicore SA	54,527	3,384,313

		37,224,014

Brazil — 0.5%
Ambev SA	1,154,035	3,687,062
Americanas SA, NVS(a)	123,496	1,164,242
Atacadao SA	94,443	344,352
B3 SA - Brasil, Bolsa, Balcao	1,616,552	4,733,340
Banco Bradesco SA	82,643	327,668
Banco BTG Pactual SA	407,368	2,288,597
Banco do Brasil SA	224,800	1,365,223
Banco Inter SA	84,939	1,157,581
Banco Santander Brasil SA	29,400	228,844
BB Seguridade Participacoes SA	152,100	624,082
BRF SA(a)	171,562	843,934
CCR SA	470,870	1,175,310
Centrais Eletricas Brasileiras SA	132,821	1,026,457
Cia. de Saneamento Basico do Estado de Sao Paulo	110,000	748,927
Cia. Siderurgica Nacional SA	212,149	1,904,280
Cosan SA	280,500	1,376,043
Energisa SA	10,000	82,081
Engie Brasil Energia SA	25,800	187,893
Equatorial Energia SA	266,300	1,237,356
Hapvida Participacoes e Investimentos SA(b)	322,000	879,770
Hypera SA	166,390	1,138,924
JBS SA	306,071	1,883,469
Klabin SA(a)	193,990	911,054
Localiza Rent a Car SA	152,985	1,825,569
Lojas Renner SA	194,887	1,545,401
Magazine Luiza SA	796,400	3,149,972
Natura & Co. Holding SA(a)	260,905	2,692,583
Notre Dame Intermedica Participacoes SA	139,900	2,148,898

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Petrobras Distribuidora SA	236,751	$1,287,794
Petroleo Brasileiro SA	688,259	3,634,066
Raia Drogasil SA	293,823	1,423,913
Rumo SA(a)	362,261	1,437,011
Suzano SA(a)	184,970	1,920,286
Telefonica Brasil SA	157,390	1,245,340
TIM SA	369,400	802,882
Ultrapar Participacoes SA	257,500	874,113
Vale SA	990,189	20,677,378
Via Varejo SA(a)	375,400	907,461
WEG SA	428,785	2,939,934

		77,829,090

Canada — 2.9%
Agnico Eagle Mines Ltd.	61,898	4,004,318
Air Canada(a)	52,213	1,045,432
Algonquin Power & Utilities Corp.	70,470	1,122,911
Alimentation Couche-Tard Inc., Class B	217,543	8,769,026
AltaGas Ltd.	64,255	1,360,191
Atco Ltd., Class I, NVS	11,024	398,334
B2Gold Corp.	287,922	1,206,983
Ballard Power Systems Inc.(a)	77,017	1,246,989
Bank of Montreal	165,420	16,378,914
Bank of Nova Scotia (The)	294,217	18,363,801
Barrick Gold Corp.	423,869	9,227,542
Bausch Health Cos Inc.(a)	86,400	2,527,733
BCE Inc.	74,457	3,716,285
BlackBerry Ltd.(a)	137,460	1,399,280
Brookfield Asset Management Inc., Class A	340,115	18,360,649
Brookfield Renewable Corp., Class A	28,388	1,204,601
CAE Inc.(a)	59,455	1,814,245
Cameco Corp.	123,338	2,193,708
Canadian Apartment Properties REIT	26,691	1,333,908
Canadian Imperial Bank of Commerce	113,844	13,237,696
Canadian National Railway Co.	176,131	19,137,799
Canadian Natural Resources Ltd.	309,072	10,199,178
Canadian Pacific Railway Ltd.	173,947	12,916,359
Canadian Tire Corp. Ltd., Class A, NVS	18,913	2,909,716
Canadian Utilities Ltd., Class A, NVS	81,333	2,382,752
Canopy Growth Corp.(a)(c)	68,009	1,288,115
CCL Industries Inc., Class B, NVS	54,328	3,115,717
Cenovus Energy Inc.	304,165	2,537,959
CGI Inc.(a)	52,567	4,781,844
Constellation Software Inc.	5,649	9,048,678
Dollarama Inc.	79,326	3,735,494
Emera Inc.	39,917	1,861,791
Empire Co. Ltd., Class A, NVS	33,415	1,097,317
Enbridge Inc.	504,111	19,871,897
Fairfax Financial Holdings Ltd.	7,751	3,265,037
First Quantum Minerals Ltd.	171,923	3,682,096
FirstService Corp.	8,769	1,633,328
Fortis Inc.	96,164	4,361,141
Franco-Nevada Corp.	48,398	7,741,120
George Weston Ltd.	15,035	1,559,176
GFL Environmental Inc.	45,149	1,572,760
Gildan Activewear Inc.	61,715	2,127,575
Great-West Lifeco Inc.	49,268	1,482,463
Hydro One Ltd.(b)	58,036	1,432,758
iA Financial Corp. Inc.	21,307	1,178,750
Imperial Oil Ltd.	87,044	2,384,710
Intact Financial Corp.	28,770	3,920,247

Security	Shares	Value

Canada (continued)
Inter Pipeline Ltd.	125,227	$2,005,479
Ivanhoe Mines Ltd., Class A(a)	145,670	1,081,199
Keyera Corp.	49,025	1,312,468
Kinross Gold Corp.	395,522	2,590,105
Kirkland Lake Gold Ltd.	65,596	2,805,023
Lightspeed POS Inc.(a)	29,620	2,536,313
Loblaw Companies Ltd.	40,839	2,762,754
Lundin Mining Corp.	100,930	919,825
Magna International Inc.	78,587	6,588,811
Manulife Financial Corp.	492,624	9,523,959
Metro Inc.	55,150	2,860,055
National Bank of Canada	69,161	5,293,511
Nutrien Ltd.	152,023	9,039,008
Nuvei Corp.(a)(b)	12,813	1,052,584
Onex Corp.	17,206	1,311,551
Open Text Corp.	87,563	4,547,998
Pan American Silver Corp.	57,755	1,621,640
Parkland Corp./Canada	41,740	1,328,547
Pembina Pipeline Corp.	149,344	4,936,636
Power Corp. of Canada	185,348	5,915,804
Quebecor Inc., Class B	33,521	876,984
Restaurant Brands International Inc.	70,935	4,839,682
RioCan REIT	17,539	317,575
Ritchie Bros Auctioneers Inc.	27,801	1,659,681
Rogers Communications Inc., Class B, NVS	95,893	4,894,571
Royal Bank of Canada	356,681	36,074,069
Saputo Inc.	96,053	2,771,648
Shaw Communications Inc., Class B, NVS	125,955	3,678,904
Shopify Inc., Class A(a)	28,167	42,286,623
Sun Life Financial Inc.	146,263	7,617,962
Suncor Energy Inc.	400,694	7,887,981
TC Energy Corp.	234,485	11,431,050
Teck Resources Ltd., Class B	137,894	3,147,821
TELUS Corp.	181,203	4,024,635
Thomson Reuters Corp.	48,627	5,152,685
TMX Group Ltd.	13,944	1,531,314
Toronto-Dominion Bank (The)	459,257	30,534,922
Waste Connections Inc.	71,247	9,026,282
West Fraser Timber Co. Ltd.	17,821	1,278,295
Wheaton Precious Metals Corp.	118,532	5,475,312
WSP Global Inc.	22,240	2,639,886
Yamana Gold Inc.	251,892	1,128,628

		498,448,103

Chile — 0.0%
Banco de Chile	9,714,575	889,678
Banco de Credito e Inversiones SA	23,234	958,280
Banco Santander Chile	17,885,110	882,607
Cia. Cervecerias Unidas SA	95,682	1,033,749
Colbun SA	4,305,087	629,693
Empresas CMPC SA	309,244	668,297
Empresas COPEC SA	127,121	1,097,192
Enel Americas SA	7,812,014	1,085,715
Enel Chile SA	9,195,982	477,318
Falabella SA	163,584	635,897

		8,358,426

China — 4.1%
21Vianet Group Inc., ADR(a)(c)	22,518	390,237
360 DigiTech Inc.(a)(c)	23,973	509,426
3SBio Inc.(a)(b)	358,500	298,708

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
51job Inc., ADR(a)	8,005	$576,520
AAC Technologies Holdings Inc.	193,000	1,158,407
Agile Group Holdings Ltd.	228,000	249,444
Agora Inc., ADR(a)(c)	12,028	379,844
Agricultural Bank of China Ltd., Class A	5,066,600	2,296,842
Agricultural Bank of China Ltd., Class H	4,423,000	1,474,952
Aier Eye Hospital Group Co. Ltd., Class A	210,323	1,917,942
Air China Ltd., Class H(a)	422,000	269,093
Akeso Inc.(a)(b)(c)	74,000	492,324
Alibaba Group Holding Ltd.(a)	3,827,376	93,475,048
Alibaba Health Information Technology Ltd.(a)	1,064,000	1,658,358
Alibaba Pictures Group Ltd.(a)(c)	4,070,000	492,804
A-Living Smart City Services Co. Ltd.(b)	162,250	618,849
Aluminum Corp. of China Ltd., Class H(a)	892,000	544,078
Anhui Conch Cement Co. Ltd., Class A	213,192	1,169,305
Anhui Conch Cement Co. Ltd., Class H	190,000	908,751
ANTA Sports Products Ltd.	272,000	5,921,807
Autohome Inc., ADR	18,230	825,819
Baidu Inc., ADR(a)	68,200	11,185,482
Bank of China Ltd., Class H	18,958,000	6,587,720
Bank of Communications Co. Ltd., Class A	3,406,500	2,256,264
Bank of Ningbo Co. Ltd., Class A	311,596	1,563,672
Bank of Shanghai Co. Ltd., Class A	1,464,651	1,621,118
Baozun Inc., ADR(a)	17,592	434,874
BeiGene Ltd., ADR(a)(c)	11,835	3,746,843
Beijing Capital International Airport Co. Ltd., Class H(a)	552,000	317,248
Beijing Enterprises Holdings Ltd.	35,500	110,424
Beijing Enterprises Water Group Ltd.(c)	3,342,000	1,226,768
Bilibili Inc., ADR(a)(c)	41,735	3,571,681
BOC Aviation Ltd.(b)(c)	70,100	515,422
Bosideng International Holdings Ltd.	1,008,000	631,126
Brilliance China Automotive Holdings Ltd.	795,600	554,537
Brilliance China Automotive Holdings Ltd., NVS	8,840	61,615
BYD Co. Ltd., Class H	229,500	7,093,485
BYD Electronic International Co. Ltd.(c)	216,000	1,097,314
CanSino Biologics Inc., Class H(a)(b)(c)	30,200	1,281,136
China Aoyuan Group Ltd.	317,000	202,729
China Cinda Asset Management Co. Ltd., Class H	554,000	94,102
China CITIC Bank Corp. Ltd., Class H	2,139,000	957,255
China Communications Services Corp. Ltd., Class H	582,000	249,677
China Conch Venture Holdings Ltd.	454,500	1,657,042
China Construction Bank Corp., Class H	23,793,260	16,573,037
China East Education Holdings Ltd.(b)	246,000	287,682
China Education Group Holdings Ltd.	306,000	554,884
China Everbright Bank Co. Ltd., Class A	2,728,900	1,393,385
China Everbright Environment Group Ltd.	717,000	388,865
China Everbright Ltd.	304,000	334,131
China Evergrande Group(c)	470,000	317,992
China Feihe Ltd.(b)	968,000	1,860,989
China Galaxy Securities Co. Ltd., Class H	1,042,500	544,699
China Gas Holdings Ltd.	751,000	2,312,169
China Hongqiao Group Ltd.	516,500	684,797
China Huarong Asset Management Co. Ltd., Class H(b)(d)	1,698,000	167,153
China Huishan Dairy Holdings Co. Ltd.(a)(d)	813,015	1
China International Capital Corp. Ltd., Class H(b)	414,800	955,501
China Jinmao Holdings Group Ltd.	1,242,000	346,850
China Lesso Group Holdings Ltd.	362,000	755,894

Security	Shares	Value

China (continued)
China Life Insurance Co. Ltd., Class H	1,921,000	$3,201,816
China Literature Ltd.(a)(b)(c)	106,200	985,539
China Longyuan Power Group Corp. Ltd., Class H	845,000	1,582,403
China Medical System Holdings Ltd.	416,000	844,815
China Meidong Auto Holdings Ltd.	234,000	1,263,076
China Mengniu Dairy Co. Ltd.	712,000	3,865,742
China Merchants Bank Co. Ltd., Class A	440,900	3,178,358
China Merchants Bank Co. Ltd., Class H	944,788	7,187,524
China Merchants Port Holdings Co. Ltd.	98,000	136,551
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,126,322	1,632,971
China Minsheng Banking Corp. Ltd., Class A	2,299,400	1,416,493
China Minsheng Banking Corp. Ltd., Class H	13,500	5,492
China Molybdenum Co. Ltd., Class H	1,092,000	799,279
China National Building Material Co. Ltd., Class H	886,000	959,628
China Oilfield Services Ltd., Class H	554,000	402,701
China Overseas Land & Investment Ltd.	999,000	2,093,847
China Overseas Property Holdings Ltd.	555,000	520,196
China Pacific Insurance Group Co. Ltd., Class A	316,071	1,274,699
China Pacific Insurance Group Co. Ltd., Class H	469,800	1,322,967
China Petroleum & Chemical Corp., Class H	6,535,200	2,988,354
China Railway Group Ltd., Class H	871,000	403,839
China Resources Beer Holdings Co. Ltd.	396,000	2,969,289
China Resources Cement Holdings Ltd.	506,000	418,027
China Resources Gas Group Ltd.	258,000	1,590,267
China Resources Land Ltd.	762,000	2,546,495
China Resources Power Holdings Co. Ltd.	372,000	641,308
China Shenhua Energy Co. Ltd., Class H	1,162,000	2,198,761
China Southern Airlines Co. Ltd., Class H(a)	246,000	129,374
China State Construction Engineering Corp. Ltd., Class A	4,831,157	3,337,043
China State Construction International Holdings Ltd.(c)	384,000	239,212
China Taiping Insurance Holdings Co. Ltd.	634,000	890,615
China Tourism Group Duty Free Corp. Ltd., Class A	84,892	3,170,904
China Tower Corp. Ltd., Class H(b)	10,462,000	1,387,874
China Traditional Chinese Medicine Holdings Co. Ltd.	1,174,000	733,660
China Vanke Co. Ltd., Class A	613,996	1,964,561
China Yangtze Power Co. Ltd., Class A	907,010	2,667,770
China Yuhua Education Corp. Ltd.(b)	604,000	373,849
Chongqing Zhifei Biological Products Co. Ltd., Class A	90,300	2,214,515
CIFI Ever Sunshine Services Group Ltd.	194,000	387,715
CIFI Holdings Group Co. Ltd.	658,000	396,829
CITIC Ltd.	1,275,000	1,377,115
CITIC Securities Co. Ltd., Class A	765,299	2,678,146
Contemporary Amperex Technology Co. Ltd., Class A	58,500	5,013,828
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(c)	1,143,800	1,725,434
COSCO SHIPPING Ports Ltd.	374,000	266,907
Country Garden Holdings Co. Ltd.(c)	1,976,866	1,932,624
Country Garden Services Holdings Co. Ltd.	389,000	3,158,637
CSPC Pharmaceutical Group Ltd.	2,415,120	3,260,022
Dada Nexus Ltd., ADR(a)(c)	18,731	404,402
Dali Foods Group Co. Ltd.(b)	1,218,000	659,848
Daqo New Energy Corp., ADR(a)(c)	17,715	1,049,614
Dongfeng Motor Group Co. Ltd., Class H	670,000	594,350

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
ENN Energy Holdings Ltd.	237,600	$4,958,306
Far East Horizon Ltd.	462,000	492,846
Flat Glass Group Co. Ltd., Class H(c)	157,000	702,098
Foshan Haitian Flavouring & Food Co. Ltd., Class A	137,928	2,449,587
Fosun International Ltd.	1,311,500	1,736,192
Fuyao Glass Industry Group Co. Ltd., Class H(b)	199,600	1,270,757
Ganfeng Lithium Co. Ltd., Class H(b)	77,200	1,661,615
Gaotu Techedu Inc.(a)(c)	31,961	101,956
GDS Holdings Ltd., ADR(a)	29,260	1,725,170
Geely Automobile Holdings Ltd.	1,450,000	4,863,862
Genscript Biotech Corp.(a)(c)	396,000	1,740,714
GF Securities Co. Ltd., Class H	361,200	513,213
GOME Retail Holdings Ltd.(a)(c)	3,502,000	382,657
Great Wall Motor Co. Ltd., Class H	908,500	4,389,470
Greentown Service Group Co. Ltd.	526,000	571,949
Guangdong Investment Ltd.	986,000	1,379,691
Guangzhou Automobile Group Co. Ltd., Class H	684,000	592,875
Haidilao International Holding Ltd.(b)(c)	254,000	952,744
Haier Smart Home Co. Ltd., Class H	650,000	2,229,288
Haitian International Holdings Ltd.	181,000	662,637
Haitong Securities Co. Ltd., Class H	892,800	735,795
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	39,000	757,398
Hansoh Pharmaceutical Group Co. Ltd.(b)	444,000	1,591,163
Hello Group Inc., NVS	44,747	554,415
Hengan International Group Co. Ltd.(c)	161,500	957,963
HengTen Networks Group Ltd.(a)(c)	708,000	317,564
Hopson Development Holdings Ltd.	168,700	559,086
Hua Hong Semiconductor Ltd.(a)(b)	165,000	1,045,615
Huaneng Power International Inc., Class H	622,000	211,294
Huatai Securities Co. Ltd., Class H(b)	536,600	711,007
Huazhu Group Ltd., ADR(a)	50,479	2,270,545
HUYA Inc., ADR(a)(c)	26,194	335,021
I-Mab, ADR(a)	12,148	948,516
Industrial & Commercial Bank of China Ltd., Class A	2,975,291	2,112,495
Industrial & Commercial Bank of China Ltd., Class H	12,760,260	7,085,683
Industrial Bank Co. Ltd., Class A	769,000	2,105,157
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	334,800	1,732,419
Innovent Biologics Inc.(a)(b)	319,500	3,271,443
iQIYI Inc., ADR(a)(c)	71,218	794,793
JD Health International Inc.(a)(b)(c)	78,600	845,561
JD.com Inc., ADR(a)	221,724	15,715,797
Jiangsu Expressway Co. Ltd., Class H	280,000	299,163
Jiangsu Hengrui Medicine Co. Ltd., Class A	187,318	1,580,694
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	50,800	1,284,596
Jiangxi Copper Co. Ltd., Class H	240,000	503,883
Jinxin Fertility Group Ltd.(b)	328,000	616,440
Jiumaojiu International Holdings Ltd.(b)(c)	307,000	916,187
JOYY Inc., ADR	16,446	879,039
Kaisa Group Holdings Ltd.	740,000	201,009
KE Holdings Inc., ADR(a)	76,962	1,692,394
Kingboard Holdings Ltd.	221,500	1,160,456
Kingboard Laminates Holdings Ltd.	525,000	1,053,116
Kingdee International Software Group Co. Ltd.(a)	796,000	2,486,055
Kingsoft Cloud Holdings Ltd., ADR(a)(c)	18,325	531,425

Security	Shares	Value

China (continued)
Kingsoft Corp. Ltd.	284,000	$1,328,902
Kuaishou Technology(a)(b)	75,700	1,074,234
Kunlun Energy Co. Ltd.	1,192,000	1,030,542
Kweichow Moutai Co. Ltd., Class A	24,032	6,251,083
KWG Group Holdings Ltd.	409,500	449,422
Lenovo Group Ltd.	2,018,000	1,881,749
Li Auto Inc., ADR(a)	123,200	4,113,648
Li Ning Co. Ltd.	557,500	5,887,932
Logan Group Co. Ltd.	214,000	228,036
Longfor Group Holdings Ltd.(b)	451,500	2,098,664
Luxshare Precision Industry Co. Ltd., Class A	348,040	1,997,577
Meituan, Class B(a)(b)	924,900	25,593,290
Microport Scientific Corp.	214,000	1,618,699
Midea Group Co. Ltd., Class A	232,900	2,294,343
Ming Yuan Cloud Group Holdings Ltd.	156,000	583,351
Minth Group Ltd.	178,000	752,768
Muyuan Foods Co. Ltd., Class A	280,112	1,834,093
NetEase Inc., ADR	106,184	10,853,067
New China Life Insurance Co. Ltd., Class H	231,500	633,431
New Oriental Education & Technology Group Inc., ADR(a)	385,180	835,841
Nine Dragons Paper Holdings Ltd.	366,000	461,814
NIO Inc., ADR(a)(c)	329,045	14,701,731
Noah Holdings Ltd., ADR(a)(c)	10,686	412,480
People’s Insurance Co. Group of China Ltd. (The), Class H	1,986,000	616,313
PetroChina Co. Ltd., Class H	6,668,000	2,785,502
Pharmaron Beijing Co. Ltd., Class H(b)	62,300	1,366,264
PICC Property & Casualty Co. Ltd., Class H	1,492,000	1,205,261
Pinduoduo Inc., ADR(a)	107,481	9,846,334
Ping An Bank Co. Ltd., Class A	832,300	2,278,907
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	149,500	1,398,798
Ping An Insurance Group Co. of China Ltd., Class A	272,300	2,265,174
Ping An Insurance Group Co. of China Ltd., Class H	1,462,500	12,798,103
Poly Developments and Holdings Group Co. Ltd., Class A(a)	1,604,599	2,488,349
Postal Savings Bank of China Co. Ltd., Class A	1,902,200	1,379,596
Postal Savings Bank of China Co. Ltd., Class H(b)	1,453,000	938,543
SAIC Motor Corp. Ltd., Class A	458,713	1,304,439
Seazen Group Ltd.	568,000	422,805
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	796,000	1,428,199
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	194,000	1,777,948
Shanghai Pudong Development Bank Co. Ltd., Class A	1,491,452	2,085,813
Shenzhen International Holdings Ltd.	296,500	390,825
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	39,900	2,417,515
Shenzhou International Group Holdings Ltd.	207,100	4,596,227
Shimao Group Holdings Ltd.	302,000	596,116
Silergy Corp.	23,000	3,120,749
Sinopharm Group Co. Ltd., Class H	373,600	979,659
Sinotruk Hong Kong Ltd.	188,000	322,276
Smoore International Holdings Ltd.(b)	298,000	1,284,870
SSY Group Ltd.	750,000	481,535
Sun Art Retail Group Ltd.(a)	593,500	369,481

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Sunac China Holdings Ltd.(a)	606,000	$1,572,420
Sunny Optical Technology Group Co. Ltd.	189,900	5,765,653
TAL Education Group, ADR(a)	101,062	613,446
Tencent Holdings Ltd.	1,459,500	88,019,741
Tencent Music Entertainment Group, ADR(a)	167,882	1,774,513
Tingyi Cayman Islands Holding Corp.	610,000	1,099,780
TravelSky Technology Ltd., Class H	374,000	635,343
Trip.com Group Ltd., ADR(a)	125,472	3,253,489
Tsingtao Brewery Co. Ltd., Class H	178,000	1,406,867
Uni-President China Holdings Ltd.	421,000	423,299
Up Fintech Holding Ltd., ADR(a)(c)	30,148	480,861
Venus MedTech Hangzhou Inc., Class H(a)(b)	93,000	587,806
Vipshop Holdings Ltd., ADR(a)	115,350	1,918,270
Wanhua Chemical Group Co. Ltd., Class A	149,253	2,636,114
Want Want China Holdings Ltd.	1,268,000	855,908
Weibo Corp., ADR(a)(c)	17,521	988,184
Weichai Power Co. Ltd., Class H	547,000	1,198,905
Weimob Inc.(a)(b)	666,000	903,576
Wens Foodstuffs Group Co. Ltd., Class A	723,916	1,410,085
Wharf Holdings Ltd. (The)	516,200	1,751,544
Wuliangye Yibin Co. Ltd., Class A	100,400	3,440,828
WuXi AppTec Co. Ltd., Class A	128,559	2,994,197
WuXi AppTec Co. Ltd., Class H(b)	38,212	846,980
Wuxi Biologics Cayman Inc., New(a)(b)	849,500	12,975,475
Xiaomi Corp., Class B(a)(b)	3,657,600	11,979,652
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	217,600	408,879
Xinyi Solar Holdings Ltd.(c)	1,274,000	2,566,180
XPeng Inc., ADR(a)(c)	91,876	3,723,734
Yadea Group Holdings Ltd.(b)	446,000	767,532
Yanzhou Coal Mining Co. Ltd., Class H	470,000	698,708
Yihai International Holding Ltd.(c)	160,000	965,136
Yum China Holdings Inc.	103,491	6,436,105
Zai Lab Ltd., ADR(a)	25,413	3,674,974
Zhejiang Expressway Co. Ltd., Class H	322,000	271,816
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	137,100	744,383
Zhongsheng Group Holdings Ltd.	173,000	1,594,409
Zhuzhou CRRC Times Electric Co. Ltd., Class H(a)	135,200	1,056,126
Zijin Mining Group Co. Ltd., Class H	1,788,000	2,535,727
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	505,000	434,939
ZTE Corp., Class H	194,200	693,834
ZTO Express Cayman Inc., ADR	103,731	2,806,961

		694,584,897

Colombia — 0.0%
Ecopetrol SA	2,208,277	1,499,328
Grupo de Inversiones Suramericana SA	157,198	701,270
Interconexion Electrica SA ESP	26,649	149,943

		2,350,541

Czech Republic — 0.0%
CEZ AS	72,491	2,010,914
Komercni Banka AS(a)	50,459	1,873,073

		3,883,987

Denmark — 0.7%
Ambu A/S, Class B	44,425	1,643,576
AP Moller - Maersk A/S, Class A	2,426	6,485,679
AP Moller - Maersk A/S, Class B, NVS	32	88,807

Security	Shares	Value

Denmark (continued)
Carlsberg A/S, Class B	33,102	$6,116,766
Chr Hansen Holding A/S	28,182	2,534,627
Coloplast A/S, Class B	26,457	4,838,021
Danske Bank A/S	186,510	3,268,776
Demant A/S(a)	22,981	1,404,541
DSV Panalpina A/S	56,261	13,714,455
Genmab A/S(a)	17,496	7,907,822
GN Store Nord A/S	30,177	2,644,512
Novo Nordisk A/S, Class B	439,968	40,728,398
Novozymes A/S, Class B	53,894	4,234,171
Orsted A/S(b)	43,220	6,410,397
Pandora A/S	28,267	3,656,534
Tryg A/S	101,618	2,511,465
Vestas Wind Systems A/S	274,916	10,137,401

		118,325,948

Egypt — 0.0%
Commercial International Bank Egypt SAE(a)	317,406	1,154,854

Finland — 0.3%
Elisa OYJ	31,088	1,998,063
Fortum OYJ	128,932	3,552,111
Kesko OYJ, Class B	59,432	2,547,371
Kone OYJ, Class B	76,639	6,347,747
Neste OYJ	116,881	7,184,765
Nokia OYJ(a)	1,390,199	8,541,854
Nordea Bank Abp	796,914	9,332,188
Orion OYJ, Class B	23,974	1,020,465
Sampo OYJ, Class A	124,918	6,012,128
Stora Enso OYJ, Class R	184,807	3,659,489
UPM-Kymmene OYJ	139,003	5,680,410
Wartsila OYJ Abp	141,464	2,131,084

		58,007,675

France — 2.9%
Accor SA(a)	64,001	2,265,001
Aeroports de Paris(a)	5,652	685,116
Air Liquide SA	119,748	20,825,188
Airbus SE(a)	151,124	20,729,473
Alstom SA(a)	74,633	3,095,504
Amundi SA(b)	12,544	1,158,481
Arkema SA	23,144	2,945,870
Atos SE	29,746	1,422,534
AXA SA	442,437	11,457,802
BioMerieux	10,445	1,245,424
BNP Paribas SA	285,693	17,421,311
Bollore SA	77,745	434,464
Bouygues SA	76,267	2,939,440
Bureau Veritas SA	30,201	997,350
Capgemini SE	45,448	9,823,707
Carrefour SA	159,270	2,958,324
Cie. de Saint-Gobain	136,673	9,769,147
Cie. Generale des Etablissements Michelin SCA	48,723	7,958,527
CNP Assurances	32,435	551,336
Covivio	9,045	849,700
Credit Agricole SA	308,330	4,299,203
Danone SA	152,382	11,208,228
Dassault Systemes SE	132,020	7,282,513
Edenred	76,843	4,464,266
Eiffage SA	15,205	1,550,068
Electricite de France SA	134,336	1,630,777
Engie SA	463,768	6,184,488

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
EssilorLuxottica SA	72,814	$13,746,037
Eurazeo SE	3,235	313,346
Eurofins Scientific SE	31,663	3,787,284
Faurecia SE	20,898	932,730
Gecina SA	5,927	939,969
Getlink SE	172,550	2,764,007
Hermes International	8,153	12,464,110
Iliad SA	5,159	1,111,790
Ipsen SA	10,773	1,151,208
Kering SA	19,367	17,374,886
Klepierre SA	37,921	918,141
La Francaise des Jeux SAEM(b)	23,832	1,274,101
Legrand SA	71,932	8,106,439
L’Oreal SA	63,992	29,275,925
LVMH Moet Hennessy Louis Vuitton SE	71,366	57,140,401
Orange SA	464,116	5,165,208
Orpea SA	8,923	1,133,108
Pernod Ricard SA	55,300	12,205,069
Publicis Groupe SA	68,546	4,327,351
Remy Cointreau SA	4,015	881,979
Renault SA(a)	57,363	2,178,683
Safran SA	82,538	10,802,105
Sanofi	285,075	29,383,594
Sartorius Stedim Biotech	6,642	3,791,544
Schneider Electric SE	147,397	24,687,276
SCOR SE	31,135	869,495
SEB SA	5,107	848,570
Societe Generale SA	185,160	5,422,540
Sodexo SA(a)	14,360	1,223,550
Suez SA	110,950	2,588,086
Teleperformance	12,517	5,279,628
Thales SA	20,704	2,172,983
TotalEnergies SE	630,444	27,491,588
Ubisoft Entertainment SA(a)	26,182	1,659,776
Unibail-Rodamco-Westfield(a)(c)	32,502	2,705,330
Valeo	69,612	2,012,888
Veolia Environnement SA	150,810	4,946,180
Vinci SA	128,367	13,590,781
Vivendi SE	201,632	6,812,427
Wendel SE	17,595	2,469,720
Worldline SA(a)(b)	61,499	5,756,307

		487,859,382

Germany — 2.2%
adidas AG	48,609	17,642,800
Allianz SE, Registered	100,529	24,987,825
Aroundtown SA	279,398	2,186,868
BASF SE	225,200	17,695,860
Bayer AG, Registered	250,253	14,909,821
Bayerische Motoren Werke AG	87,336	8,683,929
Bechtle AG	7,274	1,501,955
Beiersdorf AG	22,956	2,726,568
Brenntag SE	30,873	3,083,574
Carl Zeiss Meditec AG, Bearer	9,134	2,034,257
Commerzbank AG(a)	319,931	2,060,337
Continental AG(a)	27,326	3,712,103
Covestro AG(b)	58,302	3,755,884
Daimler AG, Registered	220,403	19,668,636
Delivery Hero SE(a)(b)	37,197	5,560,674
Deutsche Bank AG, Registered(a)	509,828	6,427,022
Deutsche Boerse AG	50,142	8,366,891

Security	Shares	Value

Germany (continued)
Deutsche Lufthansa AG, Registered(a)(c)	69,138	$780,870
Deutsche Post AG, Registered	256,058	17,353,348
Deutsche Telekom AG, Registered	852,172	17,686,103
Deutsche Wohnen SE	91,133	5,689,626
E.ON SE	567,978	6,982,441
Evonik Industries AG	44,116	1,533,918
Fresenius Medical Care AG & Co. KGaA	51,164	4,032,807
Fresenius SE & Co. KGaA	105,067	5,522,317
GEA Group AG	51,194	2,269,959
Hannover Rueck SE	12,410	2,085,915
HeidelbergCement AG	42,906	3,802,231
HelloFresh SE(a)	40,434	3,790,258
Henkel AG & Co. KGaA	28,666	2,606,454
Infineon Technologies AG	336,742	12,868,303
KION Group AG	15,807	1,678,608
Knorr-Bremse AG	9,760	1,105,219
LANXESS AG	33,998	2,462,254
LEG Immobilien SE	14,686	2,321,074
Merck KGaA	35,248	7,215,406
MTU Aero Engines AG	14,563	3,642,749
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	35,358	9,540,435
Nemetschek SE	17,570	1,550,514
Puma SE	27,993	3,433,884
RWE AG	160,205	5,696,195
SAP SE	263,965	37,881,943
Scout24 AG(b)	23,131	1,980,804
Siemens AG, Registered	193,167	30,140,429
Siemens Healthineers AG(b)	52,164	3,443,936
Symrise AG	26,945	3,973,010
TeamViewer AG(a)(b)	43,348	1,457,425
Telefonica Deutschland Holding AG	210,293	566,857
Uniper SE	43,737	1,707,621
United Internet AG, Registered(e)	24,593	1,017,838
Vonovia SE	132,150	8,798,404
Zalando SE(a)(b)	55,247	6,138,622

		367,762,781

Greece — 0.0%
Hellenic Telecommunications Organization SA	28,873	526,884
JUMBO SA	65,225	1,036,225
OPAP SA	23,357	337,388

		1,900,497

Hong Kong — 0.8%
AIA Group Ltd.	3,105,600	37,160,866
Bank of East Asia Ltd. (The)	336,400	554,262
BOC Hong Kong Holdings Ltd.	755,500	2,426,123
Budweiser Brewing Co. APAC Ltd.(b)	492,800	1,375,313
China Youzan Ltd.(a)	4,928,000	707,182
CK Asset Holdings Ltd.	601,516	4,092,531
CK Hutchison Holdings Ltd.	604,016	4,413,122
CK Infrastructure Holdings Ltd.	200,000	1,207,376
CLP Holdings Ltd.	427,500	4,408,132
ESR Cayman Ltd.(a)(b)	502,400	1,765,844
Futu Holdings Ltd., ADR(a)	14,835	1,519,994
Galaxy Entertainment Group Ltd.(a)	522,000	3,537,614
Hang Lung Properties Ltd.	652,000	1,687,629
Hang Seng Bank Ltd.(c)	194,300	3,721,127
Henderson Land Development Co. Ltd.	299,003	1,335,915

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
HK Electric Investments & HK Electric Investments Ltd., Class SS	906,000	$918,867
HKT Trust & HKT Ltd., Class SS	1,215,000	1,651,523
Hong Kong & China Gas Co. Ltd.	3,132,040	5,093,755
Hong Kong Exchanges & Clearing Ltd.	295,000	18,853,357
Hongkong Land Holdings Ltd.(c)	278,500	1,263,548
Hutchmed China Ltd., ADR(a)(c)	30,046	1,263,434
Jardine Matheson Holdings Ltd.	54,100	3,218,714
Link REIT	529,600	5,061,042
Melco Resorts & Entertainment Ltd., ADR(a)	72,794	1,013,292
MTR Corp. Ltd.	344,000	2,039,455
New World Development Co. Ltd.	483,916	2,294,130
Perennial Energy Holdings Ltd.	255,000	49,235
Power Assets Holdings Ltd.	400,500	2,589,309
Sands China Ltd.(a)	685,200	2,333,827
Sino Biopharmaceutical Ltd.	2,835,000	2,408,322
Sino Land Co. Ltd.	550,000	842,802
SJM Holdings Ltd.(a)	681,000	614,207
Sun Hung Kai Properties Ltd.	291,000	4,162,860
Swire Pacific Ltd., Class A	136,000	844,809
Swire Properties Ltd.	195,800	556,886
Techtronic Industries Co. Ltd.	417,500	7,444,978
WH Group Ltd.(b)	2,828,500	2,343,602
Wharf Real Estate Investment Co. Ltd.	491,200	2,774,238
Wynn Macau Ltd.(a)(c)	378,000	484,448
Xinyi Glass Holdings Ltd.	538,000	2,010,700

		142,044,370

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC, Class A(a)	52,196	415,836
OTP Bank Nyrt(a)	68,310	3,683,678
Richter Gedeon Nyrt	14,254	391,068

		4,490,582

India — 1.3%
Adani Enterprises Ltd.	70,555	1,347,724
Adani Green Energy Ltd.(a)	141,104	1,667,693
Adani Ports & Special Economic Zone Ltd.	153,263	1,392,697
Adani Total Gas Ltd.	69,388	832,255
Adani Transmission Ltd.(a)	70,555	845,329
Ambuja Cements Ltd.	110,208	610,125
Apollo Hospitals Enterprise Ltd.	28,331	1,537,731
Asian Paints Ltd.	111,145	4,422,275
Aurobindo Pharma Ltd.	93,252	1,150,187
Avenue Supermarts Ltd.(a)(b)	39,576	1,863,882
Axis Bank Ltd.(a)	577,306	5,512,501
Bajaj Auto Ltd.	20,243	1,043,307
Bajaj Finance Ltd.	73,295	6,153,281
Bajaj Finserv Ltd.	11,606	2,224,916
Bandhan Bank Ltd.(b)	184,727	724,333
Bharat Forge Ltd.	59,083	614,181
Bharat Petroleum Corp. Ltd.	184,597	1,107,811
Bharti Airtel Ltd.	635,507	4,807,099
Biocon Ltd.(a)	133,312	693,214
Britannia Industries Ltd.	29,557	1,361,888
Cholamandalam Investment and Finance Co. Ltd.	104,542	669,488
Cipla Ltd.(a)	131,258	1,624,262
Colgate-Palmolive India Ltd.	32,670	748,956
Container Corp. of India Ltd.	90,484	784,875
Dabur India Ltd.	143,131	1,156,373
Divi’s Laboratories Ltd.(a)	37,483	2,472,847

Security	Shares	Value

India (continued)
DLF Ltd.	194,177	$882,904
Dr. Reddy’s Laboratories Ltd.	33,108	2,097,916
Eicher Motors Ltd.(a)	38,755	1,319,969
GAIL India Ltd.	451,947	848,462
Godrej Consumer Products Ltd.(a)	94,801	1,259,405
Grasim Industries Ltd.	74,230	1,551,118
Havells India Ltd.	67,479	1,066,218
HCL Technologies Ltd.	289,175	3,987,521
HDFC Asset Management Co. Ltd.(b)	17,205	660,745
HDFC Life Insurance Co. Ltd.(b)	243,466	2,174,769
Hero MotoCorp Ltd.	31,576	1,174,373
Hindalco Industries Ltd.	356,056	2,133,260
Hindustan Unilever Ltd.	213,776	6,717,047
Housing Development Finance Corp. Ltd.	441,689	14,540,234
ICICI Bank Ltd.	1,324,463	12,182,906
ICICI Lombard General Insurance Co. Ltd.(b)	48,925	971,563
Indraprastha Gas Ltd.	104,676	785,914
Info Edge India Ltd.	22,637	1,590,164
Infosys Ltd.	876,099	19,093,611
InterGlobe Aviation Ltd.(a)(b)	39,590	875,466
Ipca Laboratories Ltd.	22,176	627,458
ITC Ltd.	839,290	2,314,160
JSW Steel Ltd.	234,103	2,322,434
Jubilant Foodworks Ltd.(a)	25,841	1,314,496
Kotak Mahindra Bank Ltd.(a)	186,062	4,148,269
Larsen & Toubro Infotech Ltd.(b)	12,480	786,462
Larsen & Toubro Ltd.	170,209	3,672,811
Lupin Ltd.	75,303	1,122,054
Mahindra & Mahindra Ltd.	207,631	2,078,334
Marico Ltd.	148,901	1,095,472
Maruti Suzuki India Ltd.	35,045	3,292,716
Motherson Sumi Systems Ltd.(a)	340,369	1,075,020
Nestle India Ltd.	7,814	1,860,182
NTPC Ltd.	988,692	1,572,432
Oil & Natural Gas Corp. Ltd.	689,900	1,068,654
Page Industries Ltd.	1,783	756,371
PI Industries Ltd.	18,652	739,827
Pidilite Industries Ltd.	44,530	1,365,060
Piramal Enterprises Ltd.	34,329	1,071,707
Power Grid Corp., NVS	155,255	357,076
Power Grid Corp. of India Ltd.	465,764	1,073,217
Reliance Industries Ltd.	733,472	20,105,986
SBI Life Insurance Co. Ltd.(b)	119,682	1,770,735
Shree Cement Ltd.	2,768	1,053,477
Shriram Transport Finance Co. Ltd.	55,090	1,033,186
Siemens Ltd.	19,968	524,947
State Bank of India	490,813	2,853,402
Sun Pharmaceutical Industries Ltd.	244,458	2,545,409
Tata Consultancy Services Ltd.	242,816	10,352,137
Tata Consumer Products Ltd.	168,450	1,713,744
Tata Motors Ltd.(a)	452,629	1,792,479
Tata Steel Ltd.	191,830	3,704,865
Tech Mahindra Ltd.	173,195	2,819,501
Titan Co. Ltd.	92,983	2,146,239
UltraTech Cement Ltd.	26,320	2,698,675
UPL Ltd.	141,548	1,542,101
Wipro Ltd.	330,870	2,615,075

		216,268,965

Indonesia — 0.1%
Adaro Energy Tbk PT	2,485,000	229,499

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Astra International Tbk PT	6,670,900	$2,178,138
Bank Central Asia Tbk PT	2,333,700	4,817,590
Bank Mandiri Persero Tbk PT	4,351,614	1,714,650
Bank Negara Indonesia Persero Tbk PT	2,806,388	926,838
Bank Rakyat Indonesia Persero Tbk PT	13,568,200	3,480,871
Barito Pacific Tbk PT	7,198,900	483,043
Charoen Pokphand Indonesia Tbk PT	2,302,445	975,560
Gudang Garam Tbk PT	125,300	284,476
Indah Kiat Pulp & Paper Tbk PT	638,200	299,985
Indocement Tunggal Prakarsa Tbk PT	722,600	439,969
Indofood Sukses Makmur Tbk PT	2,461,800	1,034,810
Kalbe Farma Tbk PT	8,902,700	775,912
Semen Indonesia Persero Tbk PT	1,275,300	679,614
Telkom Indonesia Persero Tbk PT	10,241,200	2,295,656
Unilever Indonesia Tbk PT	2,804,900	819,271
United Tractors Tbk PT	696,306	942,116

		22,377,998

Ireland — 0.6%
CRH PLC	225,375	11,264,030
Flutter Entertainment PLC, Class DI(a)	37,862	6,454,477
Horizon Therapeutics PLC(a)	54,103	5,411,382
Kerry Group PLC, Class A	51,419	7,624,470
Kingspan Group PLC	26,910	2,926,297
Linde PLC	135,265	41,579,108
Seagate Technology Holdings PLC	58,858	5,173,618
Smurfit Kappa Group PLC	82,965	4,680,385
STERIS PLC	21,910	4,775,285
Trane Technologies PLC	62,881	12,803,201

		102,692,253

Israel — 0.2%
Azrieli Group Ltd.	8,478	675,226
Bank Hapoalim BM(a)	207,863	1,654,158
Bank Leumi Le-Israel BM(a)	195,332	1,492,568
Check Point Software Technologies Ltd.(a)	25,640	3,258,844
CyberArk Software Ltd.(a)(c)	11,707	1,662,745
Elbit Systems Ltd.(c)	6,320	832,251
ICL Group Ltd.	329,330	2,399,859
Isracard Ltd.(a)	1	4
Israel Discount Bank Ltd., Class A(a)	219,728	1,029,316
Mizrahi Tefahot Bank Ltd.(a)	69,903	2,118,453
Nice Ltd.(a)	18,111	5,039,984
Teva Pharmaceutical Industries Ltd., ADR(a)(c)	286,134	2,761,193
Wix.com Ltd.(a)(c)	14,024	4,188,128

		27,112,729

Italy — 0.6%
Amplifon SpA	26,371	1,302,318
Assicurazioni Generali SpA	247,512	4,934,927
Atlantia SpA(a)	146,754	2,661,893
CNH Industrial NV	315,228	5,263,540
DiaSorin SpA	6,516	1,322,452
Enel SpA	2,057,836	18,964,044
Eni SpA	602,556	7,125,593
Ferrari NV	32,699	7,126,354
FinecoBank Banca Fineco SpA(a)	153,952	2,756,729
Infrastrutture Wireless Italiane SpA(b)	45,609	515,207
Intesa Sanpaolo SpA	3,753,316	10,368,708
Mediobanca Banca di Credito Finanziario SpA(a)	293,535	3,435,656
Moncler SpA	41,448	2,846,760
Nexi SpA(a)(b)	129,857	2,782,222

Security	Shares	Value

Italy (continued)
Poste Italiane SpA(b)	103,000	$1,362,945
Prysmian SpA	53,729	1,926,366
Recordati Industria Chimica e Farmaceutica SpA	48,007	2,969,312
Snam SpA	603,647	3,651,357
Telecom Italia SpA/Milano	3,216,437	1,408,514
Tenaris SA	182,063	1,855,029
Terna SPA	540,445	4,289,184
UniCredit SpA	522,621	6,251,260

		95,120,370

Japan — 5.8%
ABC-Mart Inc.	9,400	518,282
Acom Co. Ltd.	188,600	774,098
Advantest Corp.	52,200	4,608,266
Aeon Co. Ltd.	166,400	4,553,506
AGC Inc.	36,600	1,565,131
Aisin Corp.	47,900	1,939,179
Ajinomoto Co. Inc.	116,900	2,978,249
Asahi Group Holdings Ltd.	115,400	5,192,369
Asahi Intecc Co. Ltd.	61,200	1,658,342
Asahi Kasei Corp.	361,100	3,937,765
Astellas Pharma Inc.	465,300	7,411,007
Bandai Namco Holdings Inc.	49,000	3,170,502
Bridgestone Corp.	143,500	6,321,872
Brother Industries Ltd.	65,800	1,339,091
Canon Inc.	244,600	5,632,663
Capcom Co. Ltd.	30,300	833,124
Casio Computer Co. Ltd.	52,500	855,698
Central Japan Railway Co.	34,300	4,989,438
Chubu Electric Power Co. Inc.	142,000	1,704,081
Chugai Pharmaceutical Co. Ltd.	172,500	6,356,712
Concordia Financial Group Ltd.	515,200	1,844,306
Cosmos Pharmaceutical Corp.	8,000	1,358,020
CyberAgent Inc.	107,200	1,929,433
Dai Nippon Printing Co. Ltd.	66,800	1,574,164
Daifuku Co. Ltd.	24,600	2,204,388
Dai-ichi Life Holdings Inc.	280,600	5,164,453
Daiichi Sankyo Co. Ltd.	429,400	8,503,963
Daikin Industries Ltd.	62,400	13,031,157
Daito Trust Construction Co. Ltd.	17,200	2,020,826
Daiwa House Industry Co. Ltd.	136,400	4,182,052
Daiwa House REIT Investment Corp.	662	1,970,970
Daiwa Securities Group Inc.	368,400	1,937,174
Denso Corp.	118,600	8,147,955
Dentsu Group Inc.	51,700	1,796,780
Disco Corp.	8,600	2,455,787
East Japan Railway Co.	72,100	4,803,473
Eisai Co. Ltd.	62,200	5,116,122
ENEOS Holdings Inc.	795,980	3,343,588
Fanuc Corp.	46,000	10,302,507
Fast Retailing Co. Ltd.	14,600	9,901,763
Fuji Electric Co. Ltd.	26,500	1,159,729
FUJIFILM Holdings Corp.	96,300	6,910,759
Fujitsu Ltd.	49,400	8,404,442
GLP J-REIT	1,063	1,904,011
GMO Payment Gateway Inc.	12,500	1,606,843
Hakuhodo DY Holdings Inc.	44,900	682,952
Hamamatsu Photonics KK	46,200	2,568,745
Hankyu Hanshin Holdings Inc.	58,700	1,735,803
Hikari Tsushin Inc.	6,100	1,056,097
Hirose Electric Co. Ltd.	10,900	1,632,892

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hisamitsu Pharmaceutical Co. Inc.	22,100	$967,988
Hitachi Ltd.	249,600	14,356,787
Hitachi Metals Ltd.(a)	58,100	1,134,636
Honda Motor Co. Ltd.	410,400	13,181,172
Hoshizaki Corp.	14,200	1,192,415
Hoya Corp.	96,400	13,608,741
Hulic Co. Ltd.	60,600	689,430
Idemitsu Kosan Co. Ltd.	51,900	1,221,719
Iida Group Holdings Co. Ltd.	36,200	873,531
Inpex Corp.	280,200	1,987,335
Isuzu Motors Ltd.	123,400	1,646,117
Ito En Ltd.	18,300	1,079,771
Itochu Corp.	290,300	8,592,658
Itochu Techno-Solutions Corp.	36,800	1,128,862
Japan Exchange Group Inc.	131,800	2,997,792
Japan Metropolitan Fund Invest	1,634	1,711,673
Japan Post Bank Co. Ltd.	67,500	572,920
Japan Post Holdings Co. Ltd.	335,900	2,851,266
Japan Post Insurance Co. Ltd.	51,800	918,338
Japan Real Estate Investment Corp.	304	1,909,256
Japan Tobacco Inc.	291,200	5,690,134
JFE Holdings Inc.	142,200	1,729,116
JSR Corp.	47,100	1,578,791
Kajima Corp.	77,700	1,000,216
Kakaku.com Inc.	46,100	1,258,030
Kansai Electric Power Co. Inc. (The)	203,100	1,915,816
Kansai Paint Co. Ltd.	48,100	1,181,307
Kao Corp.	104,400	6,286,062
KDDI Corp.	397,900	12,169,215
Keio Corp.	26,500	1,484,376
Keisei Electric Railway Co. Ltd.	35,800	1,066,216
Keyence Corp.	48,000	26,736,120
Kikkoman Corp.	40,200	2,461,724
Kintetsu Group Holdings Co. Ltd.(a)	48,700	1,645,619
Kirin Holdings Co. Ltd.	211,100	3,861,187
Kobayashi Pharmaceutical Co. Ltd.	14,600	1,164,569
Kobe Bussan Co. Ltd.	44,000	1,481,496
Koito Manufacturing Co. Ltd.	23,600	1,444,333
Komatsu Ltd.	238,500	5,976,578
Konami Holdings Corp.	29,300	1,622,796
Kose Corp.	9,400	1,485,302
Kubota Corp.	275,300	5,756,925
Kyocera Corp.	75,300	4,652,928
Kyowa Kirin Co. Ltd.	82,800	2,695,234
Lasertec Corp.	21,400	4,017,456
Lawson Inc.	8,700	437,263
Lion Corp.	64,600	1,118,173
Lixil Corp.	59,000	1,610,114
M3 Inc.	113,300	7,410,577
Makita Corp.	52,100	2,709,145
Marubeni Corp.	465,600	3,962,912
Mazda Motor Corp.(a)	230,500	2,273,860
McDonald’s Holdings Co. Japan Ltd.(c)	23,300	1,050,035
Medipal Holdings Corp.	28,300	532,980
MEIJI Holdings Co. Ltd.	27,900	1,727,031
Mercari Inc.(a)	30,200	1,580,691
Minebea Mitsumi Inc.	102,000	2,754,092
Misumi Group Inc.	85,300	2,973,144
Mitsubishi Chemical Holdings Corp.	431,000	3,616,480
Mitsubishi Corp.	325,500	9,129,872

Security	Shares	Value

Japan (continued)
Mitsubishi Electric Corp.	461,800	$6,265,351
Mitsubishi Estate Co. Ltd.	282,500	4,431,554
Mitsubishi Gas Chemical Co. Inc.	41,400	862,399
Mitsubishi Heavy Industries Ltd.	75,700	2,187,217
Mitsubishi UFJ Financial Group Inc.	3,216,300	16,990,674
Mitsui & Co. Ltd.	427,300	9,807,563
Mitsui Chemicals Inc.	44,100	1,406,301
Mitsui Fudosan Co. Ltd.	214,100	5,007,212
Miura Co. Ltd.	23,800	1,050,978
Mizuho Financial Group Inc.	622,390	8,893,710
MonotaRO Co. Ltd.	76,500	1,759,709
MS&AD Insurance Group Holdings Inc.	117,200	3,622,775
Murata Manufacturing Co. Ltd.	146,200	12,132,513
Nabtesco Corp.	21,000	795,405
NEC Corp.	59,800	3,032,878
Nexon Co. Ltd.	122,600	2,522,631
NGK Insulators Ltd.	44,100	706,255
NH Foods Ltd.	18,400	742,148
Nidec Corp.	113,600	12,750,861
Nihon M&A Center Inc.	82,500	2,297,543
Nintendo Co. Ltd.	29,000	14,908,985
Nippon Building Fund Inc.	386	2,494,582
Nippon Express Co. Ltd.	16,900	1,234,541
Nippon Paint Holdings Co. Ltd.	183,000	2,335,846
Nippon Prologis REIT Inc.	597	1,993,719
Nippon Sanso Holdings Corp.	39,600	876,587
Nippon Shinyaku Co. Ltd.	13,600	1,023,148
Nippon Steel Corp.	222,134	3,853,425
Nippon Telegraph & Telephone Corp.	319,900	8,192,036
Nippon Yusen KK	62,800	3,393,210
Nissan Chemical Corp.	31,600	1,548,832
Nissan Motor Co. Ltd.(a)	577,300	3,350,555
Nisshin Seifun Group Inc.	47,000	757,762
Nissin Foods Holdings Co. Ltd.	17,300	1,231,074
Nitori Holdings Co. Ltd.	19,400	3,687,475
Nitto Denko Corp.	39,100	2,905,068
Nomura Holdings Inc.	821,500	4,113,729
Nomura Real Estate Holdings Inc.	20,400	505,848
Nomura Real Estate Master Fund Inc.	1,109	1,762,173
Nomura Research Institute Ltd.	87,000	2,799,646
NSK Ltd.	52,000	429,149
NTT Data Corp.	174,500	2,702,923
Obayashi Corp.	125,200	1,023,792
Obic Co. Ltd.	18,100	3,181,136
Odakyu Electric Railway Co. Ltd.	76,600	1,828,146
Oji Holdings Corp.	189,200	1,090,829
Olympus Corp.	301,300	6,200,557
Omron Corp.	42,700	3,654,054
Ono Pharmaceutical Co. Ltd.	108,300	2,472,289
Oracle Corp. Japan	13,700	1,023,391
Oriental Land Co. Ltd.	49,100	6,726,717
ORIX Corp.	329,200	5,759,485
Orix JREIT Inc.	695	1,326,118
Osaka Gas Co. Ltd.	87,100	1,627,264
Otsuka Corp.	33,100	1,719,896
Otsuka Holdings Co. Ltd.	103,500	4,114,027
Pan Pacific International Holdings Corp.	110,400	2,304,493
Panasonic Corp.	563,800	6,807,920
PeptiDream Inc.(a)	32,600	1,345,458
Persol Holdings Co. Ltd.	44,000	887,716

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Pigeon Corp.	29,400	$846,521
Pola Orbis Holdings Inc.	24,700	590,438
Rakuten Group Inc.	231,000	2,541,936
Recruit Holdings Co. Ltd.	338,300	17,534,298
Renesas Electronics Corp.(a)	244,900	2,658,056
Resona Holdings Inc.	548,600	2,059,817
Ricoh Co. Ltd.	172,900	1,889,252
Rinnai Corp.	7,700	715,326
Rohm Co. Ltd.	24,500	2,390,171
Ryohin Keikaku Co. Ltd.	62,700	1,271,943
Santen Pharmaceutical Co. Ltd.	109,500	1,483,708
SBI Holdings Inc.	60,730	1,453,752
SCSK Corp.	13,800	831,725
Secom Co. Ltd.	48,500	3,670,991
Seiko Epson Corp.	72,500	1,247,429
Sekisui Chemical Co. Ltd.	73,700	1,271,727
Sekisui House Ltd.	151,400	2,998,551
Seven & i Holdings Co. Ltd.	189,300	8,446,641
SG Holdings Co. Ltd.	82,500	2,218,345
Sharp Corp.	53,700	824,803
Shimadzu Corp.	62,900	2,536,787
Shimano Inc.	17,900	4,582,024
Shimizu Corp.	141,500	1,042,083
Shin-Etsu Chemical Co. Ltd.	89,200	14,551,119
Shionogi & Co. Ltd.	66,800	3,518,001
Shiseido Co. Ltd.	101,000	6,750,403
Shizuoka Bank Ltd. (The)	62,300	449,909
SMC Corp.	14,000	8,322,631
Softbank Corp.	718,800	9,388,393
SoftBank Group Corp.	318,000	19,997,630
Sohgo Security Services Co. Ltd.	17,500	818,312
Sompo Holdings Inc.	86,000	3,555,418
Sony Group Corp.	319,200	33,345,698
Square Enix Holdings Co. Ltd.	28,000	1,452,828
Stanley Electric Co. Ltd.	26,800	699,291
Subaru Corp.	150,800	2,962,762
SUMCO Corp.	70,100	1,621,295
Sumitomo Chemical Co. Ltd.	323,300	1,682,943
Sumitomo Corp.	312,200	4,242,769
Sumitomo Dainippon Pharma Co. Ltd.	58,600	1,014,675
Sumitomo Electric Industries Ltd.	193,200	2,744,737
Sumitomo Metal Mining Co. Ltd.	77,800	3,153,029
Sumitomo Mitsui Financial Group Inc.	340,200	11,467,821
Sumitomo Mitsui Trust Holdings Inc.	75,708	2,485,180
Sumitomo Realty & Development Co. Ltd.	71,200	2,320,637
Suntory Beverage & Food Ltd.	32,400	1,136,023
Suzuki Motor Corp.	94,900	3,861,053
Sysmex Corp.	42,200	5,021,401
T&D Holdings Inc.	190,000	2,431,002
Taisei Corp.	36,700	1,236,840
Takeda Pharmaceutical Co. Ltd.	402,034	13,382,311
TDK Corp.	31,600	3,605,560
Terumo Corp.	166,300	6,454,225
THK Co. Ltd.	23,900	684,716
TIS Inc.	59,900	1,553,581
Tobu Railway Co. Ltd.	52,000	1,352,207
Toho Co. Ltd.	31,200	1,358,277
Toho Gas Co. Ltd.	20,300	986,733
Tohoku Electric Power Co. Inc.	124,400	942,483
Tokio Marine Holdings Inc.	156,800	7,473,255

Security	Shares	Value

Japan (continued)
Tokyo Century Corp.	11,300	$621,873
Tokyo Electric Power Co. Holdings Inc.(a)	449,100	1,196,939
Tokyo Electron Ltd.	37,900	15,630,924
Tokyo Gas Co. Ltd.	99,500	1,883,407
Tokyu Corp.	139,600	1,871,017
Toppan Inc.	58,900	999,125
Toray Industries Inc.	379,600	2,499,356
Toshiba Corp.	98,400	4,235,281
Tosoh Corp.	45,400	796,727
TOTO Ltd.	35,400	1,835,496
Toyo Suisan Kaisha Ltd.	23,300	889,532
Toyota Industries Corp.	33,500	2,810,149
Toyota Motor Corp.	536,200	48,137,610
Toyota Tsusho Corp.	38,800	1,831,937
Trend Micro Inc.	36,700	1,910,716
Tsuruha Holdings Inc.	10,000	1,180,649
Unicharm Corp.	101,000	4,053,870
United Urban Investment Corp.	726	1,067,930
USS Co. Ltd.	95,600	1,664,198
Welcia Holdings Co. Ltd.	28,700	976,939
West Japan Railway Co.	41,700	2,265,662
Yakult Honsha Co. Ltd.	34,100	2,015,138
Yamada Holdings Co. Ltd.	173,700	820,637
Yamaha Corp.	35,800	1,983,821
Yamaha Motor Co. Ltd.	54,000	1,352,197
Yamato Holdings Co. Ltd.	77,900	2,245,088
Yaskawa Electric Corp.	58,600	2,901,678
Yokogawa Electric Corp.	58,400	898,436
Z Holdings Corp.	645,800	3,232,344
ZOZO Inc.	33,600	1,144,372

		986,004,649

Kuwait — 0.1%
Agility Public Warehousing Co. KSC	621,224	2,038,698
Boubyan Bank KSCP(a)	991,803	2,640,847
Kuwait Finance House KSCP	243,920	637,301
Mabanee Co. KPSC	337,770	811,682
Mobile Telecommunications Co. KSCP	1,221,119	2,402,001
National Bank of Kuwait SAKP	1,226,919	3,650,743

		12,181,272

Malaysia — 0.2%
Axiata Group Bhd	352,300	311,490
CIMB Group Holdings Bhd(c)	1,607,800	1,694,307
Dialog Group Bhd	1,560,200	1,016,624
DiGi.Com Bhd	1,613,900	1,588,078
Genting Bhd	1,097,500	1,224,935
Genting Malaysia Bhd	423,900	277,006
Hartalega Holdings Bhd(c)	480,900	802,260
Hong Leong Bank Bhd	250,600	1,068,910
Hong Leong Financial Group Bhd	390,000	1,592,024
IHH Healthcare Bhd	1,221,200	1,632,489
Kossan Rubber Industries	357,600	293,198
Malayan Banking Bhd	397,700	754,876
Malaysia Airports Holdings Bhd(a)	453,900	621,922
Maxis Bhd	1,102,000	1,112,446
MISC Bhd	354,500	562,929
Petronas Chemicals Group Bhd	600,100	1,143,371
Petronas Gas Bhd	421,100	1,520,750
PPB Group Bhd	147,200	631,355
Press Metal Aluminium Holdings Bhd	1,343,000	1,533,948

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Public Bank Bhd	3,102,750	$2,926,290
Supermax Corp. Bhd	559,242	433,346
Telekom Malaysia Bhd	393,600	554,043
Tenaga Nasional Bhd	613,200	1,400,770
Top Glove Corp. Bhd	1,424,100	1,341,286

		26,038,653

Mexico — 0.2%
America Movil SAB de CV, Series L, NVS	8,386,100	7,026,946
Cemex SAB de CV, CPO, NVS(a)	5,436,054	4,434,864
Coca-Cola Femsa SAB de CV	43,900	248,872
Fibra Uno Administracion SA de CV	573,900	625,614
Fomento Economico Mexicano SAB de CV	547,500	4,776,882
Gruma SAB de CV, Class B	32,135	347,692
Grupo Aeroportuario del Pacifico SAB de CV, Class B	89,300	1,027,121
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)	45,435	825,356
Grupo Bimbo SAB de CV, Series A	317,800	732,467
Grupo Carso SAB de CV, Series A1	21,000	68,624
Grupo Financiero Banorte SAB de CV, Class O	710,400	4,605,444
Grupo Financiero Inbursa SAB de CV, Class O(a)	100	97
Grupo Mexico SAB de CV, Series B	1,051,828	4,819,453
Grupo Televisa SAB, CPO	748,000	2,026,105
Industrias Penoles SAB de CV(a)	32,305	455,536
Kimberly-Clark de Mexico SAB de CV, Class A	259,300	419,830
Megacable Holdings SAB de CV, CPO	7,100	24,896
Orbia Advance Corp. SAB de CV	572,023	1,558,920
Wal-Mart de Mexico SAB de CV	1,366,700	4,505,261

		38,529,980

Netherlands — 1.6%
ABN AMRO Bank NV, CVA(a)(b)	106,174	1,237,630
Adyen NV(a)(b)	4,781	12,956,745
Aegon NV	584,309	2,487,753
Akzo Nobel NV	52,791	6,521,126
ArcelorMittal SA	199,219	6,957,808
Argenx SE(a)(c)	10,934	3,338,979
ASM International NV	10,562	3,748,559
ASML Holding NV	107,480	82,155,966
Davide Campari-Milano NV	261,190	3,671,949
EXOR NV	19,468	1,599,408
Heineken Holding NV	12,299	1,209,889
Heineken NV	66,168	7,705,377
ING Groep NV	956,600	12,273,840
Just Eat Takeaway.com NV(a)(b)	36,039	3,200,288
Koninklijke Ahold Delhaize NV	261,045	8,114,541
Koninklijke DSM NV	46,329	9,339,061
Koninklijke KPN NV	974,708	3,198,379
Koninklijke Philips NV	224,933	10,371,534
Koninklijke Vopak NV	22,087	935,220
NN Group NV	81,126	4,033,289
NXP Semiconductors NV	72,354	14,933,142
Prosus NV	126,866	11,318,780
QIAGEN NV(a)	55,502	2,974,524
Randstad NV	21,540	1,562,740
Royal Dutch Shell PLC, Class A	965,325	19,403,954
Royal Dutch Shell PLC, Class B	1,011,363	19,983,695
Stellantis NV	514,062	9,857,916
Wolters Kluwer NV	74,253	8,465,090

		273,557,182

Security	Shares	Value

New Zealand — 0.1%
a2 Milk Co. Ltd. (The)(a)(c)	205,730	$894,486
Auckland International Airport Ltd.(a)	475,362	2,398,367
Fisher & Paykel Healthcare Corp. Ltd.	165,525	3,643,516
Meridian Energy Ltd.	244,370	888,503
Ryman Healthcare Ltd.	88,717	814,859
Spark New Zealand Ltd.	261,830	864,240
Xero Ltd.(a)	28,995	3,008,298

		12,512,269

Norway — 0.2%
Adevinta ASA(a)	63,326	1,217,594
DNB Bank ASA	243,373	4,987,428
Equinor ASA	264,987	5,161,731
Gjensidige Forsikring ASA	33,914	776,058
Mowi ASA	90,051	2,294,479
Norsk Hydro ASA	277,273	1,844,695
Orkla ASA	225,825	2,051,033
Schibsted ASA, Class B	38,052	1,759,013
Telenor ASA	197,246	3,424,613
Yara International ASA	55,815	2,941,815

		26,458,459

Pakistan — 0.0%
Habib Bank Ltd.	148,652	115,875
MCB Bank Ltd.	253,108	252,116

		367,991

Peru — 0.0%
Cia. de Minas Buenaventura SAA, ADR(a)	70,828	585,039
Credicorp Ltd.(a)	17,955	1,812,737
Southern Copper Corp.	16,305	1,070,260

		3,468,036

Philippines — 0.1%
Aboitiz Equity Ventures Inc.	806,930	606,917
Ayala Corp.	51,850	757,237
Ayala Land Inc.	2,409,600	1,576,351
Bank of the Philippine Islands	696,264	1,121,321
BDO Unibank Inc.	897,355	1,831,154
GT Capital Holdings Inc.	7,390	80,396
JG Summit Holdings Inc.	392,689	439,944
Jollibee Foods Corp.	246,510	937,019
Metropolitan Bank & Trust Co.	494,250	425,183
PLDT Inc.	16,515	405,191
SM Investments Corp.	27,880	508,300
SM Prime Holdings Inc.	3,982,325	2,508,082

		11,197,095

Poland — 0.1%
Allegro.eu SA(a)(b)	73,030	1,253,026
Bank Polska Kasa Opieki SA(a)	58,092	1,418,802
CD Projekt SA	16,970	817,185
Cyfrowy Polsat SA	199,169	1,766,026
Dino Polska SA(a)(b)	9,145	732,132
KGHM Polska Miedz SA	52,729	2,662,334
Orange Polska SA(a)	25,646	50,992
Polski Koncern Naftowy ORLEN SA	73,159	1,385,962
Polskie Gornictwo Naftowe i Gazownictwo SA	353,068	576,057
Powszechna Kasa Oszczednosci Bank Polski SA(a)	278,364	2,734,238
Powszechny Zaklad Ubezpieczen SA(a)	117,028	1,141,243

		14,537,997

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Portugal — 0.0%
Banco Espirito Santo SA, Registered(a)(d)	3	$—
EDP - Energias de Portugal SA	915,333	4,747,805
Galp Energia SGPS SA	98,020	955,863
Jeronimo Martins SGPS SA	80,033	1,630,579

		7,334,247

Qatar — 0.1%
Industries Qatar QSC	354,590	1,275,435
Masraf Al Rayan QSC	3,315,910	3,863,906
Mesaieed Petrochemical Holding Co.	994,035	512,467
Ooredoo QPSC	582,216	1,110,599
Qatar Islamic Bank SAQ	168,878	783,532
Qatar National Bank QPSC	1,088,819	5,339,217

		12,885,156

Russia — 0.4%
Alrosa PJSC	318,220	563,630
Gazprom PJSC	2,984,350	11,631,645
Inter RAO UES PJSC	13,198,000	785,317
LUKOIL PJSC	110,036	9,448,293
Magnit PJSC, GDR(e)	83,768	1,224,269
MMC Norilsk Nickel PJSC	17,709	6,120,856
Mobile TeleSystems PJSC, ADR	206,834	1,776,704
Moscow Exchange MICEX-RTS PJSC	490,370	1,160,794
Novatek PJSC, GDR(e)	26,177	5,825,089
Novolipetsk Steel PJSC	316,690	1,119,359
PhosAgro PJSC, GDR(e)	89,404	1,701,358
Polymetal International PLC	69,389	1,512,269
Polyus PJSC	9,842	1,886,343
Rosneft Oil Co. PJSC	352,530	2,617,275
Sberbank of Russia PJSC	2,395,410	10,014,670
Severstal PAO	34,238	837,473
Surgutneftegas PJSC	2,790,810	1,240,475
Tatneft PJSC	341,748	2,281,691
TCS Group Holding PLC, Class A, GDR	26,432	2,203,871
X5 Retail Group NV, GDR(e)	24,002	779,080
Yandex NV, Class A(a)	77,561	5,272,957

		70,003,418

Saudi Arabia — 0.4%
Al Rajhi Bank	290,855	8,605,015
Alinma Bank	865,755	5,010,022
Almarai Co. JSC	109,478	1,717,440
Arab National Bank	106,001	635,938
Bank AlBilad(a)	20,845	203,925
Bank Al-Jazira(a)	868,359	4,479,783
Banque Saudi Fransi	240,090	2,365,435
Co for Cooperative Insurance (The)	9,835	221,067
Dar Al Arkan Real Estate Development Co.(a)	53,182	149,300
Etihad Etisalat Co.	113,443	974,341
Riyad Bank	495,042	3,458,325
SABIC Agri-Nutrients Co.	104,784	3,581,497
Sahara International Petrochemical Co.	57,299	511,961
Saudi Arabian Mining Co.(a)	71,117	1,321,372
Saudi Arabian Oil Co.(b)	384,136	3,569,523
Saudi Basic Industries Corp.	187,463	6,029,823
Saudi British Bank (The)(a)	119,329	979,984
Saudi Cement Co.	10,209	176,665
Saudi Electricity Co.	440,363	3,041,116
Saudi Kayan Petrochemical Co.(a)	113,631	586,349
Saudi National Bank (The)	609,064	8,931,986
Saudi Telecom Co.	149,065	5,321,324

Security	Shares	Value

Saudi Arabia (continued)
Savola Group (The)	56,665	$648,179
Yanbu National Petrochemical Co.	23,046	419,776

		62,940,146

Singapore — 0.3%
Ascendas REIT	1,311,579	3,018,261
CapitaLand Integrated Commercial Trust	1,809,412	2,867,149
CapitaLand Ltd.	1,485,000	4,411,884
City Developments Ltd.	111,500	562,462
DBS Group Holdings Ltd.	393,500	8,805,092
Genting Singapore Ltd.	2,537,300	1,514,004
Keppel Corp. Ltd.	563,400	2,277,706
Mapletree Commercial Trust	527,600	839,974
Mapletree Logistics Trust(c)	582,204	906,473
Oversea-Chinese Banking Corp. Ltd.(c)	652,300	5,901,510
Sea Ltd., ADR(a)(c)	6,966	1,923,731
Singapore Airlines Ltd.(a)	255,300	957,123
Singapore Exchange Ltd.	64,300	562,624
Singapore Technologies Engineering Ltd.	222,800	657,968
Singapore Telecommunications Ltd.	1,768,200	2,963,657
United Overseas Bank Ltd.	237,000	4,582,059
UOL Group Ltd.	72,600	390,194
Venture Corp. Ltd.	76,800	1,077,262
Wilmar International Ltd.	425,000	1,361,085

		45,580,218

South Africa — 0.4%
Absa Group Ltd.(a)	87,517	814,199
Anglo American Platinum Ltd.	13,035	1,705,900
AngloGold Ashanti Ltd.	95,519	1,912,649
Aspen Pharmacare Holdings Ltd.(a)	90,808	1,119,167
Bid Corp. Ltd.(a)	121,549	2,667,960
Bidvest Group Ltd. (The)	25,900	353,332
Capitec Bank Holdings Ltd.	24,089	2,674,637
Clicks Group Ltd.	39,154	708,400
Discovery Ltd.(a)(c)	50,165	402,655
Exxaro Resources Ltd.	25,271	312,730
FirstRand Ltd.	1,020,783	3,787,374
Gold Fields Ltd.	260,691	2,574,517
Growthpoint Properties Ltd.	1,701,954	1,713,425
Harmony Gold Mining Co. Ltd.	125,450	514,368
Impala Platinum Holdings Ltd.	217,160	3,914,620
Kumba Iron Ore Ltd.	12,480	662,118
Mr. Price Group Ltd.	103,615	1,541,716
MTN Group Ltd.(a)	461,616	3,315,663
MultiChoice Group	159,264	1,321,398
Naspers Ltd., Class N	112,791	21,766,431
Nedbank Group Ltd.(a)	131,349	1,518,612
NEPI Rockcastle PLC	95,819	648,113
Northam Platinum Ltd.(a)	103,370	1,627,788
Old Mutual Ltd.	1,626,834	1,434,601
Reinet Investments SCA	31,273	609,974
Remgro Ltd.	50,944	387,420
Sanlam Ltd.	820,084	3,239,755
Sasol Ltd.(a)	159,743	2,381,601
Shoprite Holdings Ltd.	85,450	935,496
Sibanye Stillwater Ltd.	600,898	2,618,829
Standard Bank Group Ltd.	336,873	2,839,196
Tiger Brands Ltd.	27,564	363,099
Vodacom Group Ltd.	119,982	1,069,837

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Woolworths Holdings Ltd.(a)	367,565	$1,402,628

		74,860,208

South Korea — 1.5%
Alteogen Inc.(a)	9,424	656,782
Amorepacific Corp.	9,826	1,894,196
AMOREPACIFIC Group	11,489	575,869
BGF retail Co. Ltd.	4,415	620,730
Celltrion Healthcare Co. Ltd.(a)	21,393	2,002,082
Celltrion Inc.(a)	24,925	5,502,344
CJ CheilJedang Corp.	3,712	1,509,119
CJ Corp.	12,293	1,048,074
CJ ENM Co. Ltd.	6,396	908,382
CJ Logistics Corp.(a)	999	152,884
Coway Co. Ltd.	18,423	1,372,178
DB Insurance Co. Ltd.	8,850	439,712
Doosan Heavy Industries & Construction Co. Ltd.(a)	42,188	797,926
Douzone Bizon Co. Ltd.	8,154	593,736
Fila Holdings Corp.	8,863	402,838
GS Engineering & Construction Corp.	34,395	1,319,194
Hana Financial Group Inc.	94,334	3,559,091
Hankook Tire & Technology Co. Ltd.	29,825	1,255,345
Hanmi Pharm Co. Ltd.	2,860	796,355
Hanwha Solutions Corp.(a)	29,411	1,000,866
HLB Inc.(a)(c)	27,798	872,731
HMM Co. Ltd.(a)	66,613	2,320,538
Hotel Shilla Co. Ltd.	7,699	626,578
Hyundai Engineering & Construction Co. Ltd.	11,194	533,149
Hyundai Glovis Co. Ltd.	7,454	1,263,308
Hyundai Heavy Industries Holdings Co. Ltd.	23,225	1,385,168
Hyundai Mobis Co. Ltd.	17,038	3,958,523
Hyundai Motor Co.	41,938	7,981,426
Hyundai Steel Co.	36,795	1,730,819
Kakao Corp.(c)	78,675	10,071,574
Kangwon Land Inc.(a)	26,358	592,733
KB Financial Group Inc.	94,133	4,181,000
Kia Corp.	66,091	4,826,666
KMW Co. Ltd.(a)(c)	11,873	549,382
Korea Aerospace Industries Ltd.	29,765	839,976
Korea Electric Power Corp.	69,418	1,504,611
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	13,281	1,508,980
Korea Zinc Co. Ltd.	3,761	1,790,551
KT&G Corp.	30,833	2,207,328
Kumho Petrochemical Co. Ltd.	3,979	704,863
LG Chem Ltd.	12,390	9,100,500
LG Corp.	26,981	2,211,270
LG Display Co. Ltd.(a)(c)	93,597	1,798,386
LG Electronics Inc.	29,477	4,037,732
LG Household & Health Care Ltd.	2,826	3,584,555
LG Innotek Co. Ltd.	2,780	549,504
LG Uplus Corp.	29,734	376,551
Lotte Chemical Corp.	5,727	1,292,271
Lotte Shopping Co. Ltd.	4,367	408,621
Mirae Asset Securities Co. Ltd.(c)	226,786	1,764,188
NAVER Corp.	31,343	11,813,219
NCSoft Corp.	4,665	3,345,848
Netmarble Corp.(b)(c)	7,710	930,645
Orion Corp./Republic of Korea	10,558	1,079,209
Pearl Abyss Corp.(a)	12,420	799,666

Security	Shares	Value

South Korea (continued)
POSCO	17,922	$5,700,212
POSCO Chemical Co. Ltd.(c)	6,943	931,840
Samsung Biologics Co. Ltd.(a)(b)	4,709	3,643,204
Samsung C&T Corp.	25,060	3,087,029
Samsung Electro-Mechanics Co. Ltd.	11,547	1,928,644
Samsung Electronics Co. Ltd.	1,202,732	82,190,364
Samsung Engineering Co. Ltd.(a)	28,460	578,560
Samsung Fire & Marine Insurance Co. Ltd.	11,371	2,121,237
Samsung Heavy Industries Co. Ltd.(a)(c)	101,378	573,880
Samsung SDI Co. Ltd.	14,444	9,324,161
Samsung SDS Co. Ltd.	7,375	1,171,709
Seegene Inc.	9,490	578,794
Shin Poong Pharmaceutical Co. Ltd.	7,606	419,856
Shinhan Financial Group Co. Ltd.	97,753	3,313,158
SK Biopharmaceuticals Co. Ltd.(a)	7,042	729,708
SK Chemicals Co. Ltd.	2,336	482,018
SK Hynix Inc.	137,353	13,446,347
SK Inc.	8,898	2,076,634
SK Innovation Co. Ltd.(a)	13,886	3,063,538
SK Telecom Co. Ltd.	7,713	2,020,297
S-Oil Corp.	9,903	845,563
Woori Financial Group Inc.	108,196	1,020,117

		258,196,642

Spain — 0.6%
ACS Actividades de Construccion y Servicios SA	74,592	1,962,015
Aena SME SA(a)(b)	16,895	2,690,474
Amadeus IT Group SA(a)	113,517	7,444,533
Banco Bilbao Vizcaya Argentaria SA	1,588,824	10,170,822
Banco Santander SA	4,245,914	15,553,431
CaixaBank SA	1,056,110	3,136,550
Cellnex Telecom SA(b)	115,896	7,558,343
Enagas SA	14,013	321,844
Endesa SA	82,273	1,998,461
Ferrovial SA	150,036	4,452,342
Grifols SA	85,438	2,172,843
Iberdrola SA	1,546,448	18,611,634
Industria de Diseno Textil SA	268,771	9,115,735
Naturgy Energy Group SA	58,919	1,520,700
Red Electrica Corp. SA	116,669	2,311,068
Repsol SA	426,787	4,674,560
Siemens Gamesa Renewable Energy SA(a)	61,488	1,714,830
Telefonica SA	1,248,586	5,712,088

		101,122,273

Sweden — 0.9%
Alfa Laval AB	63,378	2,646,722
Assa Abloy AB, Class B	252,418	8,096,629
Atlas Copco AB, Class A	188,423	12,760,949
Atlas Copco AB, Class B	89,821	5,107,073
Boliden AB	84,330	3,286,506
Electrolux AB, Series B	92,065	2,417,935
Embracer Group AB(a)	68,541	1,773,943
Epiroc AB, Class A	286,755	6,679,851
EQT AB	68,166	3,285,746
Essity AB, Class B	155,407	5,084,563
Evolution AB(b)	39,909	6,944,175
Fastighets AB Balder, Class B(a)	17,511	1,208,408
H & M Hennes & Mauritz AB, Class B(a)	198,671	4,153,558
Hexagon AB, Class B	548,015	9,071,620
Husqvarna AB, Class B	77,746	1,087,949

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
ICA Gruppen AB	22,544	$1,114,315
Industrivarden AB, Class C	28,086	1,075,131
Investment AB Latour, Class B	17,810	696,050
Investor AB, Class B	459,110	11,369,639
Kinnevik AB, Class B	60,008	2,616,097
L E Lundbergforetagen AB, Class B	13,462	960,621
Lundin Energy AB	60,648	1,890,663
Nibe Industrier AB, Class B	309,771	3,701,757
Sandvik AB	293,198	7,645,518
Securitas AB, Class B	36,543	644,378
Sinch AB.(a)(b)	115,760	2,334,384
Skandinaviska Enskilda Banken AB, Class A	405,731	5,487,487
Skanska AB, Class B	70,581	1,992,477
SKF AB, Class B	131,366	3,495,209
Svenska Cellulosa AB SCA, Class B	141,513	2,632,162
Svenska Handelsbanken AB, Class A	363,810	4,099,885
Swedbank AB, Class A	236,507	4,605,647
Swedish Match AB	355,970	3,187,700
Tele2 AB, Class B	105,040	1,542,934
Telefonaktiebolaget LM Ericsson, Class B	738,452	8,517,434
Telia Co. AB	676,545	2,967,534
Volvo AB, Class B	371,682	8,764,915

		154,947,564

Switzerland — 2.6%
ABB Ltd., Registered	462,929	16,923,921
Adecco Group AG, Registered	52,068	3,118,152
Alcon Inc.	125,532	9,138,611
Baloise Holding AG, Registered	8,110	1,278,708
Barry Callebaut AG, Registered	707	1,791,988
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	319	3,574,378
Chocoladefabriken Lindt & Spruengli AG, Registered	12	1,390,959
Cie. Financiere Richemont SA, Class A, Registered	133,380	17,068,530
Clariant AG, Registered	36,836	766,317
Coca-Cola HBC AG, Class DI	62,863	2,373,887
Credit Suisse Group AG, Registered	527,533	5,296,061
EMS-Chemie Holding AG, Registered	1,756	1,946,631
Geberit AG, Registered	10,128	8,315,875
Givaudan SA, Registered	2,181	10,885,900
Holcim Ltd.	123,274	7,226,463
Julius Baer Group Ltd.	68,202	4,501,465
Kuehne + Nagel International AG, Registered	17,058	5,754,226
Logitech International SA, Registered	41,674	4,578,697
Lonza Group AG, Registered	19,626	15,281,301
Nestle SA, Registered	720,977	91,297,067
Novartis AG, Registered	555,315	51,354,633
Partners Group Holding AG	5,413	9,247,373
Roche Holding AG, NVS	177,339	68,508,197
Schindler Holding AG, Participation Certificates, NVS	9,404	3,044,408
Schindler Holding AG, Registered	8,735	2,721,840
SGS SA, Registered	1,422	4,602,550
Siemens Energy AG(a)	98,543	2,680,846
Sika AG, Registered	36,356	12,807,143
Sonova Holding AG, Registered	14,675	5,761,917
STMicroelectronics NV	171,456	7,056,057
Straumann Holding AG, Registered	2,339	4,336,549
Swatch Group AG (The), Bearer	10,935	3,647,728

Security	Shares	Value

Switzerland (continued)
Swiss Life Holding AG, Registered	6,963	$3,591,535
Swiss Prime Site AG, Registered	25,955	2,763,763
Swiss Re AG	73,023	6,620,302
Swisscom AG, Registered	7,052	4,238,264
Temenos AG, Registered	20,707	3,289,275
UBS Group AG, Registered	991,447	16,334,858
Vifor Pharma AG	17,258	2,413,562
Zurich Insurance Group AG	37,530	15,131,147

		442,661,084

Taiwan — 1.7%
Accton Technology Corp.	167,000	1,955,022
Acer Inc.	1,695,000	1,654,683
Advantech Co. Ltd.	102,388	1,336,377
Airtac International Group	30,000	969,464
ASE Technology Holding Co. Ltd.	973,873	4,285,373
Asia Cement Corp.	352,000	653,414
ASMedia Technology Inc.	13,000	914,975
Asustek Computer Inc.	176,000	2,212,782
AU Optronics Corp.	2,212,000	1,639,617
Catcher Technology Co. Ltd.	155,000	1,027,482
Cathay Financial Holding Co. Ltd.	2,465,357	4,798,356
Chailease Holding Co. Ltd.	227,280	1,886,112
Chang Hwa Commercial Bank Ltd.	3,516,158	2,083,717
China Development Financial Holding Corp.	7,544,000	3,813,290
China Steel Corp.	2,744,305	3,579,037
Chunghwa Telecom Co. Ltd.	753,140	3,107,804
CTBC Financial Holding Co. Ltd.	3,955,142	3,238,876
Delta Electronics Inc.	467,000	4,811,941
E.Sun Financial Holding Co. Ltd.	3,891,815	3,691,165
Eclat Textile Co. Ltd.	35,000	764,154
Evergreen Marine Corp. Taiwan Ltd.(a)	648,000	3,081,905
Far EasTone Telecommunications Co. Ltd.	596,000	1,291,729
Feng TAY Enterprise Co. Ltd.	60,800	503,038
First Financial Holding Co. Ltd.	2,635,543	2,145,352
Formosa Chemicals & Fibre Corp.	818,000	2,408,755
Formosa Plastics Corp.	1,125,160	4,024,771
Fubon Financial Holding Co. Ltd.	1,665,000	4,475,785
Giant Manufacturing Co. Ltd.	91,000	1,047,999
Globalwafers Co. Ltd.	60,000	1,822,989
Hiwin Technologies Corp.	55,708	640,974
Hon Hai Precision Industry Co. Ltd.	3,169,000	12,523,001
Hotai Motor Co. Ltd.	85,000	1,799,330
Hua Nan Financial Holdings Co. Ltd.	2,104,163	1,453,932
Innolux Corp.	2,032,000	1,363,786
Largan Precision Co. Ltd.	24,000	2,525,553
Lite-On Technology Corp.	521,000	1,197,483
MediaTek Inc.	379,000	12,392,484
Mega Financial Holding Co. Ltd.	2,552,287	3,022,832
Micro-Star International Co. Ltd.	285,000	1,514,128
Nan Ya Plastics Corp.	1,661,830	5,186,338
Nan Ya Printed Circuit Board Corp.	63,000	900,196
Nanya Technology Corp.	305,000	793,513
Novatek Microelectronics Corp.	162,000	2,980,042
Oneness Biotech Co. Ltd.(a)	58,000	400,286
Pegatron Corp.	382,000	920,924
President Chain Store Corp.	97,000	974,304
Quanta Computer Inc.	628,000	1,739,650
Realtek Semiconductor Corp.	187,000	3,948,279
Shanghai Commercial & Savings Bank Ltd. (The)	564,000	843,666
SinoPac Financial Holdings Co. Ltd.	7,136,842	3,592,883

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taishin Financial Holding Co. Ltd.	7,249,340	$4,399,020
Taiwan Business Bank	6,927,620	2,350,947
Taiwan Cement Corp.	882,013	1,663,396
Taiwan Cooperative Financial Holding Co. Ltd.	4,965,903	3,882,026
Taiwan High Speed Rail Corp.	343,000	372,832
Taiwan Mobile Co. Ltd.	596,000	2,216,485
Taiwan Semiconductor Manufacturing Co. Ltd.	6,216,000	129,911,266
Unimicron Technology Corp.	340,000	1,786,454
Uni-President Enterprises Corp.	1,419,600	3,723,090
United Microelectronics Corp.	3,106,000	6,495,102
Walsin Technology Corp.	82,000	590,525
Win Semiconductors Corp.	87,000	1,079,643
Winbond Electronics Corp.	578,000	712,931
Wistron Corp.	600,000	596,653
Wiwynn Corp.	31,000	1,042,242
Yageo Corp.	97,000	1,956,165
Yang Ming Marine Transport Corp.(a)	415,000	1,748,638
Yuanta Financial Holding Co. Ltd.	1,262,840	1,148,563
Zhen Ding Technology Holding Ltd.	198,000	742,418

		296,357,944

Thailand — 0.2%
Advanced Info Service PCL, NVDR	324,100	1,770,779
Airports of Thailand PCL, NVDR(c)	1,079,500	1,857,514
B Grimm Power PCL, NVDR(c)	217,500	261,627
Bangkok Bank PCL, Foreign(c)	323,100	1,007,269
Bangkok Dusit Medical Services PCL, NVDR	3,894,700	2,667,662
Bangkok Expressway & Metro PCL, NVDR(c)	4,686,200	1,091,174
BTS Group Holdings PCL, NVDR	2,547,500	659,000
Central Pattana PCL, NVDR	1,070,900	1,534,200
Charoen Pokphand Foods PCL, NVDR(c)	2,318,200	1,833,191
CP ALL PCL, NVDR	1,298,700	2,332,936
Delta Electronics Thailand PCL, NVDR(c)	82,500	1,469,612
Electricity Generating PCL, NVDR	86,000	447,892
Energy Absolute PCL, NVDR(c)	781,000	1,417,172
Global Power Synergy PCL, NVDR	201,500	471,012
Gulf Energy Development PCL, NVDR	762,856	778,562
Indorama Ventures PCL, NVDR	799,033	882,516
Intouch Holdings PCL, NVDR	862,800	1,693,624
Muangthai Capital PCL, NVDR(c)	199,600	363,495
Osotspa PCL, NVDR(c)	198,700	213,258
PTT Exploration & Production PCL, NVDR	348,300	1,090,845
PTT Global Chemical PCL, NVDR	575,800	994,871
PTT PCL, NVDR	2,596,200	2,745,478
Ratch Group PCL, NVDR(c)	497,100	642,711
Siam Cement PCL (The), NVDR	190,300	2,399,335
Srisawad Corp. PCL, NVDR(c)	207,300	403,913
True Corp. PCL, NVDR(c)	2,554,200	250,325

		31,279,973

Turkey — 0.0%
Akbank TAS	876,529	547,506
Aselsan Elektronik Sanayi Ve Ticaret AS	382,594	704,253
BIM Birlesik Magazalar AS	179,356	1,349,533
Eregli Demir ve Celik Fabrikalari TAS	482,847	1,147,047
Turkcell Iletisim Hizmetleri AS	275,729	504,365
Turkiye Garanti Bankasi AS	668,946	676,409
Turkiye Petrol Rafinerileri AS(a)	47,419	528,098

		5,457,211

United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	1,317,666	2,518,279

Security	Shares	Value

United Arab Emirates (continued)
Aldar Properties PJSC	1,812,698	$1,956,472
Emaar Properties PJSC	1,452,742	1,570,335
Emirates NBD Bank PJSC	630,851	2,301,404
Emirates Telecommunications Group Co. PJSC	239,542	1,486,886
First Abu Dhabi Bank PJSC	558,831	2,522,472

		12,355,848

United Kingdom — 3.3%
3i Group PLC	296,796	5,275,014
Abrdn PLC	685,190	2,703,029
Admiral Group PLC	41,982	1,983,168
Amcor PLC	394,165	4,556,547
Anglo American PLC	281,226	12,462,238
Antofagasta PLC	123,621	2,566,771
Aptiv PLC(a)	68,792	11,477,945
Ashtead Group PLC	129,494	9,689,962
Associated British Foods PLC	91,520	2,544,885
AstraZeneca PLC	394,459	45,327,233
Auto Trader Group PLC(a)(b)	330,305	2,992,616
AVEVA Group PLC	35,191	1,920,095
Aviva PLC	796,228	4,276,252
BAE Systems PLC	846,982	6,790,714
Barclays PLC	4,025,456	9,737,899
Barratt Developments PLC	271,232	2,650,658
Berkeley Group Holdings PLC	49,969	3,364,311
BP PLC	5,127,876	20,583,423
British American Tobacco PLC	554,504	20,623,330
British Land Co. PLC (The)	322,946	2,286,436
BT Group PLC(a)	2,119,936	5,106,365
Bunzl PLC	72,035	2,668,697
Burberry Group PLC	118,720	3,405,306
Clarivate PLC(a)	78,591	1,791,875
Coca-Cola Europacific Partners PLC	54,304	3,370,106
Compass Group PLC(a)	418,037	8,833,073
Croda International PLC	21,652	2,534,610
DCC PLC	23,710	1,985,080
Diageo PLC	570,108	28,269,522
Direct Line Insurance Group PLC	209,385	865,541
Entain PLC(a)	157,384	3,968,640
Evraz PLC	101,953	871,073
Experian PLC	245,144	10,792,662
Ferguson PLC	63,235	8,864,858
GlaxoSmithKline PLC	1,272,570	25,125,407
Halma PLC	67,112	2,693,942
Hargreaves Lansdown PLC	77,740	1,763,202
Hikma Pharmaceuticals PLC	33,722	1,240,007
HSBC Holdings PLC	5,160,514	28,487,038
Imperial Brands PLC	243,776	5,219,317
Informa PLC(a)	290,538	1,996,379
InterContinental Hotels Group PLC(a)	27,260	1,800,349
Intertek Group PLC	46,828	3,355,036
J Sainsbury PLC	571,109	2,248,929
JD Sports Fashion PLC	117,151	1,459,724
Johnson Matthey PLC	71,848	2,969,786
Kingfisher PLC	655,674	3,367,822
Land Securities Group PLC	247,837	2,439,305
Legal & General Group PLC	1,622,824	5,878,627
Lloyds Banking Group PLC	17,674,435	11,174,961
London Stock Exchange Group PLC	84,808	8,843,040
M&G PLC	568,627	1,780,508
Melrose Industries PLC	1,329,218	2,953,882

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Mondi PLC	77,386	$2,145,430
National Grid PLC	844,480	10,797,620
Natwest Group PLC	1,243,008	3,488,771
Next PLC(a)	37,766	4,137,022
NMC Health PLC(a)(d)	19,275	0	(f)
Ocado Group PLC(a)	123,379	3,179,171
Pearson PLC	229,742	2,768,498
Persimmon PLC	84,864	3,423,211
Prudential PLC	639,548	12,009,961
Reckitt Benckiser Group PLC	178,088	13,623,674
RELX PLC	503,492	14,799,788
Rentokil Initial PLC	421,863	3,323,219
Rolls-Royce Holdings PLC(a)	2,125,590	2,935,695
Royalty Pharma PLC, Class A	22,128	845,290
Sage Group PLC (The)	196,868	1,918,949
Schroders PLC	19,547	992,678
Segro PLC	248,932	4,208,006
Sensata Technologies Holding PLC(a)	35,501	2,081,069
Severn Trent PLC	85,604	3,327,562
Smith & Nephew PLC	237,418	4,844,936
Smiths Group PLC	83,571	1,805,666
Spirax-Sarco Engineering PLC	16,059	3,345,872
SSE PLC	268,736	5,388,018
St. James’s Place PLC	213,835	4,711,209
Standard Chartered PLC	698,880	4,189,650
Taylor Wimpey PLC	999,481	2,285,080
Tesco PLC	1,831,273	5,928,568
Unilever PLC	666,694	38,369,289
United Utilities Group PLC	127,147	1,893,154
Vodafone Group PLC	6,735,966	10,831,108
Whitbread PLC(a)	41,520	1,754,874
Wm Morrison Supermarkets PLC	775,915	2,886,126
WPP PLC	331,968	4,293,353

		554,469,712

United States — 58.7%
10X Genomics Inc., Class A(a)	18,819	3,448,205
3M Co.	146,668	29,031,464
A O Smith Corp.	29,807	2,096,326
Abbott Laboratories	446,169	53,977,526
AbbVie Inc.	451,808	52,545,270
ABIOMED Inc.(a)	12,070	3,948,580
Accenture PLC, Class A	157,884	50,156,589
Activision Blizzard Inc.	202,274	16,914,152
Adobe Inc.(a)	122,320	76,037,782
Advance Auto Parts Inc.	18,117	3,841,891
Advanced Micro Devices Inc.(a)	305,406	32,431,063
AES Corp. (The)	178,660	4,234,242
Aflac Inc.	177,669	9,771,796
Agilent Technologies Inc.	72,094	11,046,964
AGNC Investment Corp.	143,144	2,271,696
Air Products & Chemicals Inc.	56,712	16,504,893
Airbnb Inc., Class A(a)(c)	14,954	2,153,526
Akamai Technologies Inc.(a)(c)	43,468	5,212,683
Albemarle Corp.	29,083	5,992,261
Alexandria Real Estate Equities Inc.	28,834	5,805,438
Align Technology Inc.(a)	19,412	13,506,870
Alleghany Corp.(a)	3,868	2,564,871
Allegion PLC	21,680	2,961,488
Alliant Energy Corp.	68,271	3,995,902
Allstate Corp. (The)	79,076	10,283,834

Security	Shares	Value

United States (continued)
Ally Financial Inc.	83,476	$4,287,327
Alnylam Pharmaceuticals Inc.(a)	31,207	5,584,181
Alphabet Inc., Class A(a)	75,026	202,159,808
Alphabet Inc., Class C, NVS(a)	75,362	203,810,500
Altice USA Inc., Class A(a)	67,017	2,059,432
Altria Group Inc.	473,195	22,732,288
Amazon.com Inc.(a)	108,084	359,659,238
AMERCO	2,382	1,400,521
Ameren Corp.	66,010	5,539,559
American Electric Power Co. Inc.	123,773	10,906,877
American Express Co.	172,080	29,344,802
American Financial Group Inc./OH	19,802	2,504,755
American International Group Inc.	219,408	10,388,969
American Tower Corp.	112,929	31,936,321
American Water Works Co. Inc.	49,579	8,433,884
Ameriprise Financial Inc.	32,028	8,249,132
AmerisourceBergen Corp., Class A	40,819	4,986,857
AMETEK Inc.	60,215	8,372,896
Amgen Inc.	146,905	35,483,434
Amphenol Corp., Class A	152,930	11,085,896
Analog Devices Inc.	95,947	16,063,447
Annaly Capital Management Inc.	380,236	3,228,204
ANSYS Inc.(a)	20,513	7,558,220
Anthem Inc.	62,265	23,910,383
Aon PLC, Class A	59,111	15,370,633
Apollo Global Management Inc., Class A	49,437	2,909,862
Apple Inc.	4,240,861	618,571,985
Applied Materials Inc.	230,537	32,259,042
Aramark	53,861	1,892,137
Arch Capital Group Ltd.(a)	100,832	3,932,448
Archer-Daniels-Midland Co.	144,463	8,627,330
Arista Networks Inc.(a)	15,169	5,770,136
Arrow Electronics Inc.(a)	20,228	2,398,434
Arthur J Gallagher & Co.	45,371	6,320,634
Assurant Inc.	13,665	2,156,474
AT&T Inc.	1,783,301	50,021,593
Athene Holding Ltd., Class A(a)	40,432	2,612,716
Atmos Energy Corp.	30,661	3,022,868
Autodesk Inc.(a)	57,967	18,614,943
Autoliv Inc.	27,035	2,727,291
Automatic Data Processing Inc.	110,314	23,125,124
AutoZone Inc.(a)	6,010	9,757,656
Avalara Inc.(a)	21,725	3,631,768
AvalonBay Communities Inc.	35,918	8,183,198
Avantor Inc.(a)	112,901	4,242,820
Avery Dennison Corp.	17,152	3,613,583
Baker Hughes Co., Class A	155,441	3,301,567
Ball Corp.	82,198	6,648,174
Bank of America Corp.	1,967,551	75,475,256
Bank of New York Mellon Corp. (The)	208,045	10,678,950
Baxter International Inc.	126,691	9,799,549
Becton Dickinson and Co.	73,997	18,924,733
Bentley Systems Inc., Class B(c)	37,230	2,263,956
Berkshire Hathaway Inc., Class B(a)	346,189	96,340,937
Best Buy Co. Inc.	61,400	6,898,290
Biogen Inc.(a)	38,925	12,717,965
BioMarin Pharmaceutical Inc.(a)	47,609	3,653,039
Bio-Rad Laboratories Inc., Class A(a)	6,124	4,528,759
Bio-Techne Corp.	7,622	3,675,633
Black Knight Inc.(a)	33,696	2,790,366

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
BlackRock Inc.(g)	39,232	$34,020,813
Blackstone Group Inc. (The), NVS	176,922	20,393,799
Boeing Co. (The)(a)	137,286	31,092,533
Booking Holdings Inc.(a)	10,415	22,686,578
Booz Allen Hamilton Holding Corp., Class A	35,998	3,088,988
BorgWarner Inc.	62,147	3,043,960
Boston Beer Co. Inc. (The), Class A, NVS(a)	1,556	1,104,760
Boston Properties Inc.	40,466	4,749,899
Boston Scientific Corp.(a)	359,006	16,370,674
Bristol-Myers Squibb Co.	577,998	39,228,724
Broadcom Inc.	102,963	49,978,240
Broadridge Financial Solutions Inc.	27,953	4,849,566
Brown & Brown Inc.	63,502	3,454,509
Brown-Forman Corp., Class B, NVS	80,944	5,740,548
Bunge Ltd.	33,575	2,606,427
Burlington Stores Inc.(a)	17,982	6,020,374
Cable One Inc.	1,155	2,180,628
Cadence Design Systems Inc.(a)	74,455	10,993,281
Caesars Entertainment Inc.(a)	47,159	4,119,810
Camden Property Trust	28,899	4,317,222
Campbell Soup Co.	47,053	2,057,157
Capital One Financial Corp.	118,022	19,084,157
Cardinal Health Inc.	76,244	4,527,369
CarMax Inc.(a)(c)	42,988	5,758,243
Carnival Corp.(a)	198,282	4,292,805
Carrier Global Corp.	214,018	11,824,495
Carvana Co., Class A(a)	17,210	5,809,408
Catalent Inc.(a)	41,273	4,944,918
Caterpillar Inc.	139,831	28,910,059
Cboe Global Markets Inc.	30,387	3,599,948
CBRE Group Inc., Class A(a)	88,860	8,571,436
CDW Corp./DE	33,675	6,174,311
Celanese Corp., Class A	28,653	4,463,278
Centene Corp.(a)	149,614	10,265,017
CenterPoint Energy Inc.	109,450	2,786,597
Ceridian HCM Holding Inc.(a)	30,056	2,957,510
Cerner Corp.	76,155	6,122,100
CF Industries Holdings Inc.	64,470	3,046,208
CH Robinson Worldwide Inc.	34,892	3,111,320
Charles River Laboratories International Inc.(a)	4,225	1,719,237
Charles Schwab Corp. (The)	375,124	25,489,676
Charter Communications Inc., Class A(a)(c)	35,192	26,184,608
Cheniere Energy Inc.(a)	66,369	5,636,719
Chevron Corp.	489,522	49,838,235
Chewy Inc., Class A(a)(c)	24,086	2,015,998
Chipotle Mexican Grill Inc., Class A(a)	6,996	13,036,626
Chubb Ltd.	114,427	19,308,412
Church & Dwight Co. Inc.	64,872	5,616,618
Cigna Corp.	89,973	20,647,904
Cincinnati Financial Corp.	38,152	4,497,358
Cintas Corp.	22,578	8,899,796
Cisco Systems Inc.	1,062,836	58,849,229
Citigroup Inc.	520,953	35,226,842
Citizens Financial Group Inc.	120,373	5,074,926
Citrix Systems Inc.	30,848	3,107,936
Clorox Co. (The)	33,337	6,030,330
Cloudflare Inc., Class A(a)	56,178	6,664,396
CME Group Inc.	93,368	19,806,154
CMS Energy Corp.	74,369	4,595,261
Coca-Cola Co. (The)	1,025,299	58,472,802

Security	Shares	Value

United States (continued)
Cognex Corp.	41,622	$3,763,045
Cognizant Technology Solutions Corp., Class A	139,366	10,247,582
Colgate-Palmolive Co.	206,353	16,405,064
Comcast Corp., Class A	1,158,779	68,170,969
Conagra Brands Inc.	129,430	4,334,611
ConocoPhillips	359,235	20,138,714
Consolidated Edison Inc.	82,273	6,069,279
Constellation Brands Inc., Class A	44,085	9,890,029
Cooper Companies Inc. (The)	11,771	4,964,655
Copart Inc.(a)(c)	57,495	8,451,765
Corning Inc.	197,284	8,258,308
Corteva Inc.	199,423	8,531,316
CoStar Group Inc.(a)	100,310	8,912,544
Costco Wholesale Corp.	113,194	48,641,726
Coupa Software Inc.(a)	17,988	3,903,396
Crowdstrike Holdings Inc., Class A(a)	44,793	11,359,953
Crown Castle International Corp.	107,587	20,773,974
Crown Holdings Inc.	30,046	2,997,389
CSX Corp.	572,889	18,515,772
Cummins Inc.	40,117	9,311,156
CVS Health Corp.	334,263	27,529,901
Danaher Corp.	163,336	48,590,827
Darden Restaurants Inc.	33,586	4,899,526
Datadog Inc., Class A(a)	43,086	4,769,620
DaVita Inc.(a)	23,964	2,881,671
Deere & Co.	77,198	27,914,025
Dell Technologies Inc., Class C(a)	61,629	5,954,594
Delta Air Lines Inc.(a)	44,380	1,770,762
DENTSPLY SIRONA Inc.	60,142	3,971,778
Devon Energy Corp.	67,689	1,749,084
Dexcom Inc.(a)	24,337	12,545,967
Digital Realty Trust Inc.	69,402	10,699,012
Discover Financial Services	80,632	10,024,170
Discovery Inc., Class A(a)(c)	43,139	1,251,462
Discovery Inc., Class C, NVS(a)	70,607	1,914,156
DISH Network Corp., Class A(a)	66,672	2,792,890
DocuSign Inc., Class A(a)	46,061	13,728,020
Dollar General Corp.	62,647	14,574,198
Dollar Tree Inc.(a)	58,498	5,837,515
Dominion Energy Inc.	205,136	15,358,532
Domino’s Pizza Inc.	10,351	5,439,347
Dover Corp.	37,742	6,307,443
Dow Inc.	192,831	11,986,375
DR Horton Inc.	93,285	8,902,188
DraftKings Inc., Class A(a)(c)	49,331	2,392,554
Dropbox Inc., Class A(a)	77,356	2,435,940
DTE Energy Co.	45,343	5,319,641
Duke Energy Corp.	185,905	19,540,475
Duke Realty Corp.	97,975	4,984,968
DuPont de Nemours Inc.	138,143	10,367,632
Dynatrace Inc.(a)	57,088	3,646,211
Eastman Chemical Co.	28,901	3,257,721
Eaton Corp. PLC	95,198	15,046,044
eBay Inc.	178,725	12,190,832
Ecolab Inc.	64,367	14,214,165
Edison International	94,257	5,137,007
Edwards Lifesciences Corp.(a)	161,024	18,078,164
Elanco Animal Health Inc.(a)	104,666	3,817,169
Electronic Arts Inc.	75,694	10,896,908
Eli Lilly & Co.	207,543	50,536,721

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Emerson Electric Co.	158,870	$16,028,394
Enphase Energy Inc.(a)	31,024	5,882,150
Entergy Corp.	51,306	5,280,414
EOG Resources Inc.	150,839	10,990,130
EPAM Systems Inc.(a)(c)	13,984	7,828,243
Equifax Inc.	32,030	8,347,018
Equinix Inc.	22,695	18,619,205
Equitable Holdings Inc.	98,123	3,029,057
Equity LifeStyle Properties Inc.	38,435	3,220,853
Equity Residential	91,361	7,686,201
Erie Indemnity Co., Class A, NVS	6,265	1,158,336
Essential Utilities Inc.	61,766	3,033,946
Essex Property Trust Inc.	17,133	5,621,337
Estee Lauder Companies Inc. (The), Class A	57,882	19,322,748
Etsy Inc.(a)	30,953	5,680,185
Everest Re Group Ltd.	11,295	2,855,715
Evergy Inc.	48,746	3,179,214
Eversource Energy	82,818	7,144,709
Exact Sciences Corp.(a)	40,314	4,347,462
Exelon Corp.	247,127	11,565,544
Expedia Group Inc.(a)	35,529	5,715,550
Expeditors International of Washington Inc.	48,852	6,265,269
Extra Space Storage Inc.	34,932	6,083,058
Exxon Mobil Corp.	1,072,594	61,749,237
F5 Networks Inc.(a)	16,133	3,331,626
Facebook Inc., Class A(a)	607,304	216,382,415
FactSet Research Systems Inc.	7,982	2,851,809
Fair Isaac Corp.(a)	7,000	3,667,370
Fastenal Co.	147,228	8,063,678
FedEx Corp.	64,584	18,080,291
Fidelity National Financial Inc.	70,105	3,127,384
Fidelity National Information Services Inc.	162,159	24,169,799
Fifth Third Bancorp	189,913	6,891,943
First Republic Bank/CA	45,326	8,839,477
FirstEnergy Corp.	136,437	5,228,266
Fiserv Inc.(a)	145,968	16,802,376
FleetCor Technologies Inc.(a)	22,348	5,770,701
FMC Corp.	34,273	3,665,497
Ford Motor Co.(a)	977,467	13,635,665
Fortinet Inc.(a)	36,806	10,020,065
Fortive Corp.	82,579	6,000,190
Fortune Brands Home & Security Inc.	32,707	3,187,951
Fox Corp., Class A, NVS	98,397	3,508,837
Franklin Resources Inc.	77,102	2,278,364
Freeport-McMoRan Inc.	380,343	14,491,068
Garmin Ltd.	29,250	4,598,100
Gartner Inc.(a)	24,353	6,446,970
Generac Holdings Inc.(a)	16,289	6,830,955
General Dynamics Corp.	61,464	12,048,788
General Electric Co.	2,235,078	28,944,260
General Mills Inc.	159,542	9,390,642
General Motors Co.(a)	333,153	18,936,417
Genuine Parts Co.	32,021	4,064,105
Gilead Sciences Inc.	320,246	21,869,599
Global Payments Inc.	77,322	14,954,848
Globe Life Inc.	21,423	1,994,696
GoDaddy Inc., Class A(a)	45,569	3,820,961
Goldman Sachs Group Inc. (The)	82,984	31,109,042
Guidewire Software Inc.(a)	22,405	2,581,056
Halliburton Co.	220,202	4,553,777

Security	Shares	Value

United States (continued)
Hartford Financial Services Group Inc. (The)	91,999	$5,852,976
Hasbro Inc.	33,315	3,312,844
HCA Healthcare Inc.	70,008	17,375,986
Healthpeak Properties Inc.	145,114	5,364,865
HEICO Corp.	13,594	1,838,589
HEICO Corp., Class A	15,260	1,850,885
Henry Schein Inc.(a)	31,436	2,519,595
Hershey Co. (The)	39,228	7,017,105
Hess Corp.	74,670	5,707,775
Hewlett Packard Enterprise Co.	340,516	4,937,482
Hilton Worldwide Holdings Inc.(a)	62,292	8,188,283
Hologic Inc.(a)	62,165	4,664,862
Home Depot Inc. (The)	271,462	89,091,114
Honeywell International Inc.	178,414	41,711,409
Hormel Foods Corp.	78,288	3,630,997
Host Hotels & Resorts Inc.(a)	184,676	2,941,889
Howmet Aerospace Inc.(a)	105,406	3,459,425
HP Inc.	330,284	9,535,299
HubSpot Inc.(a)	10,922	6,509,730
Humana Inc.	32,496	13,838,747
Huntington Bancshares Inc./OH	240,611	3,387,803
Huntington Ingalls Industries Inc.	10,229	2,098,275
IAC/InterActiveCorp.(a)	21,182	2,908,077
IDEX Corp.	15,643	3,546,112
IDEXX Laboratories Inc.(a)	22,003	14,929,696
IHS Markit Ltd.	100,519	11,744,640
Illinois Tool Works Inc.	80,625	18,275,269
Illumina Inc.(a)	37,830	18,754,223
Incyte Corp.(a)	50,150	3,879,103
Ingersoll Rand Inc.(a)	91,429	4,468,135
Insulet Corp.(a)	16,577	4,636,421
Intel Corp.	1,020,093	54,799,396
Intercontinental Exchange Inc.	141,804	16,992,373
International Business Machines Corp.	226,399	31,913,203
International Flavors & Fragrances Inc.	57,583	8,674,303
International Paper Co.	98,787	5,705,937
Interpublic Group of Companies Inc. (The)	80,703	2,853,658
Intuit Inc.	68,090	36,085,657
Intuitive Surgical Inc.(a)	30,198	29,940,109
Invesco Ltd.	108,229	2,638,623
Invitation Homes Inc.	130,013	5,288,929
IPG Photonics Corp.(a)	9,740	2,124,878
IQVIA Holdings Inc.(a)	47,313	11,719,430
Iron Mountain Inc.	68,062	2,978,393
Jack Henry & Associates Inc.	18,555	3,230,240
Jacobs Engineering Group Inc.	37,162	5,026,161
Jazz Pharmaceuticals PLC(a)	15,310	2,595,351
JB Hunt Transport Services Inc.	18,954	3,192,801
JM Smucker Co. (The)	28,393	3,722,606
Johnson & Johnson	661,245	113,866,389
Johnson Controls International PLC	190,762	13,624,222
JPMorgan Chase & Co.	767,458	116,484,775
Juniper Networks Inc.	105,146	2,958,808
Kansas City Southern	21,978	5,885,708
Kellogg Co.	65,978	4,180,366
Keurig Dr Pepper Inc.	118,756	4,181,399
KeyCorp.	273,060	5,368,360
Keysight Technologies Inc.(a)	51,610	8,492,426
Kimberly-Clark Corp.	84,010	11,401,837
Kinder Morgan Inc.	504,415	8,766,733

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
KKR & Co. Inc.	133,275	$8,497,614
KLA Corp.	40,923	14,247,752
Knight-Swift Transportation Holdings Inc.	33,399	1,659,596
Kraft Heinz Co. (The)	170,459	6,557,558
Kroger Co. (The)	184,183	7,496,248
L Brands Inc.	55,465	4,441,083
L3Harris Technologies Inc.	56,850	12,890,169
Laboratory Corp. of America Holdings(a)	25,746	7,624,678
Lam Research Corp.	36,684	23,382,748
Lamb Weston Holdings Inc.	38,920	2,598,688
Las Vegas Sands Corp.(a)	89,542	3,792,104
Lear Corp.	11,587	2,027,493
Leidos Holdings Inc.	35,146	3,740,237
Lennar Corp., Class A	72,676	7,641,881
Lennox International Inc.	7,991	2,632,475
Liberty Broadband Corp., Class C, NVS(a)	44,700	7,933,803
Liberty Global PLC, Class A(a)	45,277	1,215,687
Liberty Global PLC, Class C, NVS(a)	95,410	2,562,713
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)(c)	55,231	2,591,991
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(c)	19,338	902,891
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	39,932	1,844,858
Lincoln National Corp.	53,075	3,270,482
Live Nation Entertainment Inc.(a)	37,045	2,922,480
LKQ Corp.(a)	78,665	3,992,249
Lockheed Martin Corp.	63,525	23,610,337
Loews Corp.	46,949	2,517,875
Lowe’s Companies Inc.	186,136	35,866,546
Lululemon Athletica Inc.(a)	31,782	12,718,203
Lumen Technologies Inc.	249,068	3,105,878
Lyft Inc., Class A(a)	54,500	3,014,940
LyondellBasell Industries NV, Class A	70,884	7,040,908
M&T Bank Corp.	33,547	4,490,266
Marathon Petroleum Corp.	170,708	9,426,496
Markel Corp.(a)	3,368	4,062,381
MarketAxess Holdings Inc.	9,174	4,359,210
Marriott International Inc./MD, Class A(a)	71,906	10,496,838
Marsh & McLennan Companies Inc.	130,094	19,152,439
Martin Marietta Materials Inc.	16,851	6,121,968
Marvell Technology Inc.	203,306	12,302,046
Masco Corp.	68,348	4,081,059
Masimo Corp.(a)	12,724	3,465,890
Mastercard Inc., Class A	223,742	86,350,987
Match Group Inc.(a)(c)	63,674	10,141,358
Maxim Integrated Products Inc.	63,852	6,379,453
McCormick & Co. Inc./MD, NVS	64,864	5,459,603
McDonald’s Corp.	187,805	45,582,152
McKesson Corp.	42,345	8,631,181
Medical Properties Trust Inc.	120,328	2,530,498
Medtronic PLC	337,341	44,296,247
MercadoLibre Inc.(a)	11,574	18,156,134
Merck & Co. Inc.	637,646	49,015,848
MetLife Inc.	196,034	11,311,162
Mettler-Toledo International Inc.(a)	5,898	8,691,942
MGM Resorts International	114,640	4,302,439
Microchip Technology Inc.	65,053	9,310,385
Micron Technology Inc.(a)	284,842	22,098,042
Microsoft Corp.	1,808,475	515,252,612
Mid-America Apartment Communities Inc.	30,653	5,919,094

Security	Shares	Value

United States (continued)
Moderna Inc.(a)	77,679	$27,467,294
Mohawk Industries Inc.(a)	17,173	3,347,018
Molina Healthcare Inc.(a)	13,273	3,623,662
Molson Coors Beverage Co., Class B(a)	54,144	2,647,100
Mondelez International Inc., Class A	366,593	23,190,673
MongoDB Inc., Class A(a)	12,968	4,654,475
Monolithic Power Systems Inc.	9,752	4,381,184
Monster Beverage Corp.(a)	105,776	9,976,792
Moody’s Corp.	44,354	16,677,104
Morgan Stanley	350,553	33,646,077
Mosaic Co. (The)	107,388	3,353,727
Motorola Solutions Inc.	45,840	10,264,493
MSCI Inc., Class A	21,049	12,544,362
Nasdaq Inc.	23,765	4,437,638
NetApp Inc.	61,304	4,879,185
Netflix Inc.(a)	112,413	58,181,596
Neurocrine Biosciences Inc.(a)	23,001	2,143,923
Newell Brands Inc.	112,784	2,791,404
Newmont Corp.	207,737	13,050,038
News Corp., Class A, NVS	99,923	2,461,103
NextEra Energy Inc.	505,047	39,343,161
Nike Inc., Class B	320,190	53,635,027
NiSource Inc.	76,605	1,897,506
Nordson Corp.	13,214	2,988,082
Norfolk Southern Corp.	64,143	16,537,990
Northern Trust Corp.	52,226	5,893,704
Northrop Grumman Corp.	40,642	14,753,859
NortonLifeLock Inc.	154,431	3,832,977
Novavax Inc.(a)(c)	19,477	3,492,810
Novocure Ltd.(a)	21,813	3,359,420
NRG Energy Inc.	72,675	2,997,117
Nucor Corp.	76,829	7,991,753
NVIDIA Corp.	627,092	122,276,669
NVR Inc.(a)	792	4,136,299
Oak Street Health Inc.(a)(c)	23,558	1,485,096
Occidental Petroleum Corp.	240,432	6,275,275
Okta Inc.(a)(c)	31,270	7,748,393
Old Dominion Freight Line Inc.	22,789	6,133,659
Omega Healthcare Investors Inc.	58,208	2,111,786
Omnicom Group Inc.	60,283	4,389,808
ON Semiconductor Corp.(a)	92,582	3,616,253
ONEOK Inc.	117,044	6,082,777
Oracle Corp.	486,595	42,401,888
O’Reilly Automotive Inc.(a)	19,086	11,524,890
Otis Worldwide Corp.	107,018	9,583,462
Owens Corning	23,045	2,216,007
PACCAR Inc.	90,826	7,537,650
Packaging Corp. of America	21,915	3,100,973
Palantir Technologies Inc., Class A(a)(c)	120,866	2,624,001
Palo Alto Networks Inc.(a)	25,827	10,306,264
Parker-Hannifin Corp.	34,504	10,766,283
Paychex Inc.	84,210	9,584,782
Paycom Software Inc.(a)	13,586	5,434,400
PayPal Holdings Inc.(a)	284,317	78,337,863
Peloton Interactive Inc., Class A(a)	62,565	7,385,798
Pentair PLC	48,447	3,569,091
PepsiCo Inc.	346,132	54,325,417
PerkinElmer Inc.	25,640	4,672,377
Pfizer Inc.	1,407,642	60,261,154
PG&E Corp.(a)	367,965	3,234,412

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Philip Morris International Inc.	397,442	$39,779,970
Phillips 66	111,726	8,204,040
Pinnacle West Capital Corp.	28,862	2,411,420
Pinterest Inc., Class A(a)	132,561	7,807,843
Pioneer Natural Resources Co.	49,119	7,140,429
Plug Power Inc.(a)(c)	119,536	3,260,942
PNC Financial Services Group Inc. (The)	106,441	19,415,903
Pool Corp.	9,418	4,500,109
PPD Inc.(a)	36,043	1,662,303
PPG Industries Inc.	62,590	10,234,717
PPL Corp.	182,762	5,184,958
Principal Financial Group Inc.	76,580	4,757,915
Procter & Gamble Co. (The)	614,277	87,368,618
Progressive Corp. (The)	151,672	14,433,108
Prologis Inc.	190,747	24,423,246
Prudential Financial Inc.	104,903	10,519,673
PTC Inc.(a)	24,221	3,280,734
Public Service Enterprise Group Inc.	128,928	8,023,189
Public Storage	40,075	12,522,636
PulteGroup Inc.	73,108	4,011,436
Qorvo Inc.(a)	31,876	6,043,371
QUALCOMM Inc.	287,700	43,097,460
Quest Diagnostics Inc.	35,085	4,975,053
Raymond James Financial Inc.	31,863	4,125,621
Raytheon Technologies Corp.	385,912	33,555,048
Realty Income Corp.	88,423	6,215,253
Regency Centers Corp.	36,488	2,386,680
Regeneron Pharmaceuticals Inc.(a)	26,504	15,229,463
Regions Financial Corp.	269,835	5,194,324
Reinsurance Group of America Inc.	16,029	1,766,075
RenaissanceRe Holdings Ltd.	13,159	2,009,248
Republic Services Inc., Class A	60,790	7,195,104
ResMed Inc.	38,320	10,415,376
RingCentral Inc., Class A(a)	19,479	5,206,152
Robert Half International Inc.	25,532	2,507,498
Rockwell Automation Inc.	30,751	9,453,472
Roku Inc.(a)(c)	27,423	11,745,545
Rollins Inc.	51,376	1,969,242
Roper Technologies Inc.	27,337	13,431,762
Ross Stores Inc.	92,457	11,343,549
Royal Caribbean Cruises Ltd.(a)	53,929	4,145,522
RPM International Inc.	28,187	2,440,712
S&P Global Inc.	62,250	26,687,820
salesforce.com Inc.(a)	241,699	58,474,239
SBA Communications Corp., Class A	29,013	9,893,143
Schlumberger Ltd.	340,393	9,813,530
Seagen Inc.(a)(c)	32,449	4,977,352
Sealed Air Corp.	35,817	2,032,615
SEI Investments Co.	26,177	1,591,562
Sempra Energy	71,495	9,340,822
ServiceNow Inc.(a)	50,028	29,410,961
Sherwin-Williams Co. (The)	64,902	18,888,429
Simon Property Group Inc.	78,004	9,869,066
Sirius XM Holdings Inc.	278,119	1,799,430
Skyworks Solutions Inc.	42,564	7,853,484
Snap Inc., Class A, NVS(a)	234,746	17,469,797
Snap-on Inc.	13,063	2,847,473
Snowflake Inc., Class A(a)	8,664	2,302,198
SolarEdge Technologies Inc.(a)	12,703	3,296,174
Southern Co. (The)	264,428	16,889,016

Security	Shares	Value

United States (continued)
Southwest Airlines Co.(a)	42,364	$2,140,229
Splunk Inc.(a)	42,978	6,102,016
Square Inc., Class A(a)	96,175	23,780,231
SS&C Technologies Holdings Inc.	64,844	5,083,121
Stanley Black & Decker Inc.	37,038	7,298,338
Starbucks Corp.	302,996	36,792,804
State Street Corp.	94,040	8,194,646
Steel Dynamics Inc.	47,245	3,044,940
Stryker Corp.	86,550	23,449,857
Sun Communities Inc.	20,647	4,049,083
Sunrun Inc.(a)(c)	47,308	2,505,905
SVB Financial Group(a)	14,144	7,778,634
Synchrony Financial	138,808	6,526,752
Synopsys Inc.(a)	36,314	10,458,069
Sysco Corp.	124,917	9,268,841
T Rowe Price Group Inc.	58,126	11,867,004
Take-Two Interactive Software Inc.(a)	30,500	5,289,310
Target Corp.	128,293	33,490,888
TE Connectivity Ltd.	89,138	13,145,181
Teladoc Health Inc.(a)(c)	32,201	4,780,238
Teledyne Technologies Inc.(a)	9,996	4,525,889
Teleflex Inc.	10,003	3,975,492
Teradyne Inc.	43,684	5,547,868
Tesla Inc.(a)	193,752	133,146,374
Texas Instruments Inc.	232,366	44,293,607
Textron Inc.	65,781	4,539,547
Thermo Fisher Scientific Inc.	100,260	54,141,403
TJX Companies Inc. (The)	307,731	21,174,970
T-Mobile U.S. Inc.(a)	148,994	21,458,116
Tractor Supply Co.	31,442	5,688,801
Trade Desk Inc. (The), Class A(a)	109,810	8,994,537
Tradeweb Markets Inc., Class A	20,731	1,798,000
TransDigm Group Inc.(a)	13,250	8,494,443
TransUnion	49,591	5,953,895
Travelers Companies Inc. (The)	65,363	9,733,858
Trimble Inc.(a)	68,452	5,852,646
Truist Financial Corp.	348,215	18,953,342
Twilio Inc., Class A(a)(c)	37,176	13,888,582
Twitter Inc.(a)	202,594	14,130,932
Tyler Technologies Inc.(a)	9,596	4,727,373
Tyson Foods Inc., Class A	76,045	5,434,176
U.S. Bancorp	339,635	18,863,328
Uber Technologies Inc.(a)	289,416	12,578,019
UDR Inc.	77,515	4,262,550
UGI Corp.	44,773	2,059,110
Ulta Beauty Inc.(a)	14,348	4,818,058
Union Pacific Corp.	168,198	36,794,994
United Parcel Service Inc., Class B	181,624	34,755,569
United Rentals Inc.(a)	19,814	6,529,704
UnitedHealth Group Inc.	239,073	98,550,672
Unity Software Inc.(a)	15,654	1,676,856
Universal Health Services Inc., Class B	18,069	2,898,448
Vail Resorts Inc.(a)	11,020	3,363,304
Valero Energy Corp.	106,155	7,109,200
Veeva Systems Inc., Class A(a)	35,206	11,713,388
Ventas Inc.	96,827	5,788,318
VEREIT Inc.	46,598	2,281,904
VeriSign Inc.(a)	27,875	6,031,314
Verisk Analytics Inc., Class A	42,538	8,079,668
Verizon Communications Inc.	1,033,930	57,672,615

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Vertex Pharmaceuticals Inc.(a)	67,115	$13,529,042
VF Corp.	84,656	6,789,411
ViacomCBS Inc., Class B, NVS	144,952	5,932,885
Viatris Inc.	316,104	4,447,583
VICI Properties Inc.	107,070	3,339,513
Visa Inc., Class A	422,889	104,195,621
Vistra Corp.	94,237	1,804,639
VMware Inc., Class A(a)(c)	21,086	3,241,762
Vornado Realty Trust	53,314	2,319,159
Voya Financial Inc.	22,254	1,433,158
Vulcan Materials Co.	34,257	6,165,917
W R Berkley Corp.	36,191	2,648,095
Walgreens Boots Alliance Inc.	189,551	8,937,330
Walmart Inc.	370,388	52,798,809
Walt Disney Co. (The)(a)	459,707	80,917,626
Waste Management Inc.	109,701	16,264,270
Waters Corp.(a)	16,552	6,452,135
Wayfair Inc., Class A(a)(c)	17,313	4,178,666
WEC Energy Group Inc.	80,953	7,620,915
Wells Fargo & Co.	992,059	45,575,190
Welltower Inc.	105,270	9,143,752
West Pharmaceutical Services Inc.	19,070	7,851,691
Western Digital Corp.(a)	77,210	5,013,245
Western Union Co. (The)	114,285	2,652,555
Westinghouse Air Brake Technologies Corp.	51,559	4,375,812
Westrock Co.	69,630	3,426,492
Weyerhaeuser Co.	183,853	6,201,362
Whirlpool Corp.	17,756	3,933,664
Williams Companies Inc. (The)	319,641	8,007,007
Willis Towers Watson PLC	33,314	6,865,349
Workday Inc., Class A(a)	43,626	10,225,934
WP Carey Inc.	35,031	2,826,651
WW Grainger Inc.	11,580	5,148,236
Wynn Resorts Ltd.(a)	26,359	2,591,880
Xcel Energy Inc.	133,068	9,081,891
Xilinx Inc.	64,697	9,694,198
XPO Logistics Inc.(a)	27,013	3,746,433
Xylem Inc./NY	49,197	6,191,442
Yum! Brands Inc.	77,156	10,137,527
Zebra Technologies Corp., Class A(a)	14,701	8,122,008
Zendesk Inc.(a)	26,658	3,479,669
Zillow Group Inc., Class C, NVS(a)	50,125	5,326,283
Zimmer Biomet Holdings Inc.	51,953	8,490,159
Zoetis Inc.	124,723	25,281,352
Zoom Video Communications Inc., Class A(a)	51,347	19,414,301
Zscaler Inc.(a)(c)	19,849	4,682,578

		9,961,245,791

Total Common Stocks — 99.2% (Cost: $11,748,091,797)		16,833,841,590

Preferred Stocks

Brazil — 0.1%
Banco Bradesco SA, Preference Shares, NVS	1,440,018	6,704,831
Cia. Energetica de Minas Gerais, Preference Shares, NVS	421,963	967,358
Gerdau SA, Preference Shares, NVS	210,300	1,243,650
Itau Unibanco Holding SA, Preference Shares, NVS	1,127,498	6,559,438

Security	Shares/ Par		Value

Brazil (continued)
Itausa SA, Preference Shares, NVS		1,185,174	$2,541,812
Petroleo Brasileiro SA, Preference Shares, NVS		1,498,801	7,744,009

			25,761,098

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares		33,045	1,578,475

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS		161,538	1,158,008

Germany — 0.2%
Bayerische Motoren Werke AG, Preference Shares, NVS		4,823	413,977
Fuchs Petrolub SE, Preference Shares, NVS		16,341	814,248
Henkel AG & Co. KGaA, Preference Shares, NVS		46,834	4,748,246
Porsche Automobil Holding SE, Preference Shares, NVS		42,459	4,595,386
Sartorius AG, Preference Shares, NVS		8,443	5,107,278
Volkswagen AG, Preference Shares, NVS		55,870	13,608,282

			29,287,417

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS		1,166,456	543,835

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS		1,979,800	1,033,455

South Korea — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS		217,093	13,628,200

Total Preferred Stocks — 0.4% (Cost: $52,697,113)			72,990,488

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 07/22/22)		891,625	0	(f)

Total Warrants — 0.0% (Cost: $0)			0	(f)

Corporate Bonds & Notes

India — 0.0%
Britannia Industries Ltd., Series N3, 5.50%, 06/03/24	INR	880,005	11,863

Total Corporate Bonds & Notes — 0.0% (Cost: $12,093)			11,863

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(g)(h)(i)		121,419,850	121,480,560

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(g)(h)	29,600,000	$29,600,000

		151,080,560

Total Short-Term Investments — 0.9% (Cost: $150,977,490)		151,080,560

Total Investments in Securities — 100.5% (Cost: $11,951,778,493)		17,057,924,501

Other Assets, Less Liabilities — (0.5)%		(92,100,042)

Net Assets — 100.0%		$16,965,824,459

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Rounds to less than $1.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$248,935,613	$—		$(127,323,002	)(a)	$(12,531)	$(119,520)	$121,480,560	121,419,850	$1,097,383(b	)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	19,200,000	10,400,000(a	)	—		—	—	29,600,000	29,600,000	12,317		—
BlackRock Inc.	20,811,912	4,127,381		(2,185,853)		1,100,818	10,166,555	34,020,813	39,232	588,238		—
iShares MSCI India ETF(c)	110,802,862	9,919,211		(148,899,661)		25,025,930	3,151,658	—	—	105,601		—

						$26,114,217	$13,198,693	$185,101,373		$1,803,539		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	96	09/17/21	$11,133	$(139,601)
MSCI Emerging Markets E-Mini Index	94	09/17/21	6,005	(433,940)
S&P 500 E-Mini Index	124	09/17/21	27,215	849,789

				$276,248

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$849,789

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$573,541

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$15,162,566

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,728,951)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$47,018,567

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total

Investments
Assets
Common Stocks	$10,998,770,431	$5,834,904,005		$167,154	$16,833,841,590
Preferred Stocks	28,497,581	44,492,907		—	72,990,488
Warrants	—	0	(a)	—	0	(a)
Corporate Bonds & Notes	—	11,863		—	11,863
Money Market Funds	151,080,560	—		—	151,080,560

	$11,178,348,572	$5,879,408,775		$167,154	$17,057,924,501

Derivative financial instruments(b)
Assets
Futures Contracts	$849,789	$—		$—	$849,789
Liabilities
Futures Contracts	(573,541)	—		—	(573,541)

	$276,248	$—		$—	$276,248

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.9%
Afterpay Ltd.(a)	3,502	$248,930
Ampol Ltd.	16,068	334,506
APA Group	8,240	57,820
Aristocrat Leisure Ltd.	10,040	307,678
ASX Ltd.	2,060	116,698
Australia & New Zealand Banking Group Ltd.	38,110	775,865
Brambles Ltd.	29,664	253,973
Cochlear Ltd.	1,030	186,346
Coles Group Ltd.	15,450	198,834
Commonwealth Bank of Australia	20,703	1,517,697
Computershare Ltd.	15,370	176,720
Crown Resorts Ltd.(a)	15,450	98,020
CSL Ltd.	6,077	1,293,736
Dexus/AU	26,412	199,518
Endeavour Group Ltd./Australia(a)	15,759	76,674
Evolution Mining Ltd.	23,793	72,361
Fortescue Metals Group Ltd.	38,625	705,779
Goodman Group	20,600	342,623
GPT Group (The)	33,063	113,363
Insurance Australia Group Ltd.	53,869	192,105
James Hardie Industries PLC	8,446	284,956
Lendlease Corp. Ltd.	15,553	139,601
Macquarie Group Ltd.	5,253	606,556
Magellan Financial Group Ltd.	3,090	111,484
Medibank Pvt Ltd.	30,076	73,352
Mirvac Group	99,292	208,404
National Australia Bank Ltd.	45,629	870,133
Newcrest Mining Ltd.	8,652	167,222
Northern Star Resources Ltd.	21,012	156,564
QBE Insurance Group Ltd.	21,115	169,214
Ramsay Health Care Ltd.	3,343	158,103
REA Group Ltd.	1,854	220,856
Rio Tinto PLC	16,377	1,391,069
Scentre Group	95,996	183,280
Seek Ltd.	11,021	238,406
Sonic Healthcare Ltd.	6,386	188,683
Stockland	70,040	226,518
Suncorp Group Ltd.	27,913	237,061
Sydney Airport(a)	37,007	212,945
Tabcorp Holdings Ltd.	52,130	190,280
Telstra Corp. Ltd.	49,028	136,564
Transurban Group	43,775	461,729
Treasury Wine Estates Ltd.	21,733	190,636
Vicinity Centres	61,800	70,618
Wesfarmers Ltd.	19,055	859,126
Westpac Banking Corp.	50,385	905,038
Woolworths Group Ltd.	15,759	450,805

		16,378,449

Austria — 0.1%
Erste Group Bank AG	4,635	179,609
Raiffeisen Bank International AG	5,211	123,213
Verbund AG	6,489	598,543

		901,365

Belgium — 0.2%
Anheuser-Busch InBev SA/NV	12,154	767,065
Groupe Bruxelles Lambert SA	1,865	216,991
KBC Group NV	1,854	149,289
UCB SA	1,339	144,823

Security	Shares	Value

Belgium (continued)
Umicore SA	5,356	$332,429

		1,610,597

Brazil — 0.4%
Ambev SA	79,105	252,735
B3 SA - Brasil, Bolsa, Balcao	108,150	316,668
Banco Bradesco SA	27,226	107,947
Banco do Brasil SA	20,600	125,105
CCR SA	51,500	128,546
Localiza Rent a Car SA	21,378	255,104
Lojas Renner SA	20,646	163,717
Magazine Luiza SA	49,543	195,956
Natura & Co. Holding SA(a)	20,600	212,595
Notre Dame Intermedica Participacoes SA	13,905	213,584
Suzano SA(a)	7,592	78,817
Telefonica Brasil SA	10,300	81,498
Ultrapar Participacoes SA	22,682	76,997
Vale SA	69,011	1,441,105
WEG SA	20,600	141,243

		3,791,617

Canada — 3.3%
Agnico Eagle Mines Ltd.	4,841	313,175
Alimentation Couche-Tard Inc., Class B	12,875	518,983
AltaGas Ltd.	41,303	874,329
Bank of Montreal	8,343	826,075
Bank of Nova Scotia (The)	14,523	906,465
Barrick Gold Corp.	15,656	340,828
Bausch Health Cos Inc.(a)	6,283	183,817
BCE Inc.	3,914	195,355
Brookfield Asset Management Inc., Class A	21,424	1,156,546
Brookfield Renewable Corp., Class A	6,695	284,092
CAE Inc.(a)	23,254	709,586
Cameco Corp.	19,982	355,403
Canadian Imperial Bank of Commerce	4,429	515,001
Canadian National Railway Co.	7,725	839,372
Canadian Pacific Railway Ltd.	6,695	497,134
Canadian Tire Corp. Ltd., Class A, NVS	1,648	253,541
Canopy Growth Corp.(a)	5,047	95,592
CCL Industries Inc., Class B, NVS	6,489	372,145
CGI Inc.(a)	1,957	178,022
Constellation Software Inc.	309	494,962
Dollarama Inc.	4,532	213,414
Enbridge Inc.	43,569	1,717,476
Fairfax Financial Holdings Ltd.	412	173,551
First Quantum Minerals Ltd.	16,068	344,130
Franco-Nevada Corp.	4,223	675,457
George Weston Ltd.	3,914	405,894
Great-West Lifeco Inc.	6,798	204,550
Hydro One Ltd.(b)	22,660	559,416
Imperial Oil Ltd.	11,536	316,047
Intact Financial Corp.	1,854	252,629
Inter Pipeline Ltd.	31,328	501,710
Ivanhoe Mines Ltd., Class A(a)	39,140	290,507
Keyera Corp.	13,802	369,499
Kirkland Lake Gold Ltd.	5,150	220,225
Loblaw Companies Ltd.	3,090	209,038
Lundin Mining Corp.	39,964	364,212
Magna International Inc.	2,884	241,797
Manulife Financial Corp.	18,437	356,445
Metro Inc.	2,987	154,905

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
National Bank of Canada	3,193	$244,389
Open Text Corp.	7,004	363,786
Pan American Silver Corp.	5,356	150,385
Pembina Pipeline Corp.	30,900	1,021,414
Power Corp. of Canada	8,093	258,307
Restaurant Brands International Inc.	2,777	189,466
RioCan REIT	11,639	210,745
Ritchie Bros Auctioneers Inc.	2,884	172,171
Rogers Communications Inc., Class B, NVS	5,047	257,609
Royal Bank of Canada	15,656	1,583,419
Shaw Communications Inc., Class B, NVS	12,360	361,012
Shopify Inc., Class A(a)	1,442	2,164,849
Sun Life Financial Inc.	6,077	316,514
TC Energy Corp.	11,536	562,375
TELUS Corp.	6,180	137,262
Thomson Reuters Corp.	5,768	611,197
Toronto-Dominion Bank (The)	20,116	1,337,466
Wheaton Precious Metals Corp.	10,403	480,543
WSP Global Inc.	2,472	293,426
Yamana Gold Inc.	34,917	156,449

		28,354,109

Chile — 0.0%

Falabella SA	47,380	184,179

China — 4.1%
Agricultural Bank of China Ltd., Class H	824,000	274,782
Alibaba Group Holding Ltd.(a)	207,568	5,069,381
Alibaba Health Information Technology Ltd.(a)	42,000	65,462
ANTA Sports Products Ltd.	9,000	195,942
Baidu Inc., ADR(a)	3,605	591,256
Bank of China Ltd., Class H	1,751,000	608,455
Bank of Communications Co. Ltd., Class A	360,500	238,774
Bank of Nanjing Co. Ltd., Class A	72,100	97,435
Bank of Ningbo Co. Ltd., Class A	10,300	51,688
BeiGene Ltd., ADR(a)(c)	721	228,261
Bilibili Inc., ADR(a)(c)	3,090	264,442
BYD Co. Ltd., Class H	7,000	216,359
CGN Power Co. Ltd., Class H(b)	1,517,000	327,910
China CITIC Bank Corp. Ltd., Class H	206,000	92,190
China Conch Venture Holdings Ltd.	51,500	187,762
China Construction Bank Corp., Class H	1,448,000	1,008,595
China Everbright Bank Co. Ltd., Class A	206,000	105,184
China Life Insurance Co. Ltd., Class H	206,000	343,349
China Mengniu Dairy Co. Ltd.	18,000	97,729
China Merchants Bank Co. Ltd., Class A	30,900	222,752
China Merchants Bank Co. Ltd., Class H	51,500	391,789
China Merchants Port Holdings Co. Ltd.	206,000	287,036
China Minsheng Banking Corp. Ltd., Class A	175,100	107,866
China Molybdenum Co. Ltd., Class H	309,000	226,170
China National Nuclear Power Co. Ltd., Class A	834,398	620,739
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	20,600	153,107
China Oilfield Services Ltd., Class H	412,000	299,481
China Overseas Land & Investment Ltd.(c)	103,000	215,882
China Pacific Insurance Group Co. Ltd., Class A	20,600	83,079
China Resources Beer Holdings Co. Ltd.	14,000	104,975
China Resources Gas Group Ltd.	26,000	160,259
China Resources Land Ltd.	22,000	73,521
China Tower Corp. Ltd., Class H(b)	824,000	109,311
China Vanke Co. Ltd., Class H	31,600	82,320

Security	Shares	Value

China (continued)
China Yangtze Power Co. Ltd., Class A	123,600	$363,542
Chongqing Rural Commercial Bank Co. Ltd., Class H	206,000	76,886
Contemporary Amperex Technology Co. Ltd., Class A	2,100	179,984
Country Garden Holdings Co. Ltd.(c)	103,000	100,695
Country Garden Services Holdings Co. Ltd.	15,000	121,798
CSPC Pharmaceutical Group Ltd.	206,000	278,067
ENN Energy Holdings Ltd.	20,600	429,887
Foshan Haitian Flavouring & Food Co. Ltd., Class A	15,432	274,071
Fosun International Ltd.	103,000	136,354
Geely Automobile Holdings Ltd.	103,000	345,502
Great Wall Motor Co. Ltd., Class H	51,500	248,825
Huazhu Group Ltd., ADR(a)	11,886	534,632
Iflytek Co. Ltd., Class A	20,600	187,114
Industrial & Commercial Bank of China Ltd., Class H	927,000	514,757
Industrial Bank Co. Ltd., Class A	103,098	282,233
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	20,600	106,595
Innovent Biologics Inc.(a)(b)	14,000	143,350
JD.com Inc., ADR(a)	12,154	861,476
Jiangsu Expressway Co. Ltd., Class H	206,000	220,098
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	10,300	260,460
KE Holdings Inc., ADR(a)	5,356	117,778
Kingdee International Software Group Co. Ltd.(a)	103,000	321,688
Kweichow Moutai Co. Ltd., Class A	800	208,092
Li Auto Inc., ADR(a)	8,755	292,329
Li Ning Co. Ltd.	51,500	543,908
Meituan, Class B(a)(b)	45,500	1,259,049
Midea Group Co. Ltd., Class A	9,700	95,557
Muyuan Foods Co. Ltd., Class A	22,636	148,214
NetEase Inc., ADR	6,180	631,658
New Oriental Education & Technology Group Inc., ADR(a)	20,301	44,053
NIO Inc., ADR(a)	18,540	828,367
People’s Insurance Co. Group of China Ltd. (The), Class H	412,000	127,855
PICC Property & Casualty Co. Ltd., Class H	206,000	166,410
Pinduoduo Inc., ADR(a)	6,283	575,586
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	10,300	96,372
Ping An Insurance Group Co. of China Ltd., Class A	10,300	85,682
Ping An Insurance Group Co. of China Ltd., Class H	72,500	634,436
Sany Heavy Industry Co. Ltd., Class A	61,800	238,180
SF Holding Co. Ltd., Class A	20,600	188,870
Shanghai International Airport Co. Ltd., Class A	10,300	61,538
Shenzhen International Holdings Ltd.	188,000	247,808
Shenzhen Investment Ltd.	412,000	115,783
Shenzhou International Group Holdings Ltd.	10,300	228,591
Sichuan Chuantou Energy Co. Ltd., Class A	113,300	191,905
Sunac China Holdings Ltd.(a)	103,000	267,259
Sunny Optical Technology Group Co. Ltd.	10,300	312,724
TAL Education Group, ADR(a)	5,871	35,637
Tencent Holdings Ltd.	72,100	4,348,217
Trip.com Group Ltd., ADR(a)	7,519	194,968
Vipshop Holdings Ltd., ADR(a)	7,622	126,754
Wens Foodstuffs Group Co. Ltd., Class A	42,840	83,446
Wuliangye Yibin Co. Ltd., Class A	10,300	352,993
WuXi AppTec Co. Ltd., Class H(b)	12,300	272,633
Wuxi Biologics Cayman Inc., New(a)(b)	30,000	458,228
Xiaomi Corp., Class B(a)(b)	185,400	607,236
XPeng Inc., ADR(a)(c)	5,768	233,777
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	41,200	241,305
Yintai Gold Co. Ltd., Class A	77,700	109,825
Yum China Holdings Inc.	4,662	289,930

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Yunnan Aluminium Co. Ltd., Class A(a)	60,500	$133,671
Zai Lab Ltd., ADR(a)	1,957	283,002
Zhejiang Expressway Co. Ltd., Class H	206,000	173,894
Zhejiang Huayou Cobalt Co. Ltd., Class A	8,800	179,229
Zijin Mining Group Co. Ltd., Class H	206,000	292,147
ZTO Express Cayman Inc., ADR	6,180	167,231

		35,483,384

Colombia — 0.1%
Grupo de Inversiones Suramericana SA	58,813	262,369
Interconexion Electrica SA ESP	41,200	231,816

		494,185

Denmark — 0.6%
Carlsberg A/S, Class B	1,090	201,416
Chr Hansen Holding A/S	2,369	213,063
Coloplast A/S, Class B	1,133	207,184
Danske Bank A/S	12,772	223,842
DSV Panalpina A/S	1,133	276,186
Genmab A/S(a)	824	372,431
Novo Nordisk A/S, Class B	22,145	2,049,991
Novozymes A/S, Class B	4,223	331,779
Orsted A/S(b)	4,635	687,464
Pandora A/S	1,648	213,180
Vestas Wind Systems A/S	15,965	588,702

		5,365,238

Finland — 0.3%
Kesko OYJ, Class B	8,240	353,183
Kone OYJ, Class B	4,017	332,714
Neste OYJ	14,729	905,403
Nokia OYJ(a)	67,156	412,629
Nordea Bank Abp	28,119	329,285
Sampo OYJ, Class A	5,871	282,563
Wartsila OYJ Abp	16,892	254,469

		2,870,246

France — 2.6%
Aeroports de Paris(a)	1,236	149,824
Airbus SE(a)	8,240	1,130,270
Alstom SA(a)	3,914	162,338
Atos SE	3,090	147,772
AXA SA	32,754	848,231
BNP Paribas SA	13,081	797,668
Bureau Veritas SA	6,798	224,495
Capgemini SE	2,163	467,538
CNP Assurances	8,343	141,816
Danone SA	7,622	560,625
Dassault Aviation SA	103	122,637
Dassault Systemes SE	4,588	253,084
Edenred	2,814	163,482
Eiffage SA	2,060	210,006
EssilorLuxottica SA	4,567	862,172
Eurofins Scientific SE	1,854	221,761
Faurecia SE	420	18,746
Gecina SA	889	140,987
Getlink SE	5,871	94,045
Hermes International	412	629,856
Kering SA	1,133	1,016,458
Klepierre SA	5,459	132,173
Legrand SA	3,708	417,876
L’Oreal SA	3,812	1,743,965
LVMH Moet Hennessy Louis Vuitton SE	3,708	2,968,873

Security	Shares	Value

France (continued)
Orange SA	13,184	$146,727
Pernod Ricard SA	3,296	727,449
Publicis Groupe SA	3,708	234,088
Renault SA(a)	4,532	172,128
Safran SA	4,635	606,603
Sanofi	15,450	1,592,481
Sartorius Stedim Biotech	515	293,985
Schneider Electric SE	8,456	1,416,281
SCOR SE	8,482	236,874
Societe Generale SA	12,463	364,988
Sodexo SA(a)	2,369	201,852
Teleperformance	824	347,560
Thales SA	1,957	205,396
Unibail-Rodamco-Westfield(a)	2,928	243,714
Vinci SA	10,197	1,079,601
Vivendi SE	11,536	389,760
Worldline SA(a)(b)	3,771	352,966

		22,239,151

Germany — 2.1%
adidas AG	2,472	897,221
Allianz SE, Registered	6,180	1,536,121
Aroundtown SA	18,231	142,695
BASF SE	10,712	841,732
Bayer AG, Registered	14,420	859,129
Bayerische Motoren Werke AG	6,695	665,692
Beiersdorf AG	1,460	173,410
Brenntag SE	2,060	205,751
Continental AG(a)	2,163	293,833
Daimler AG, Registered	13,287	1,185,724
Delivery Hero SE(a)(b)	2,575	384,943
Deutsche Bank AG, Registered(a)	29,664	373,952
Deutsche Boerse AG	2,266	378,114
Deutsche Post AG, Registered	9,991	677,102
Deutsche Telekom AG, Registered	45,320	940,578
Deutsche Wohnen SE	3,193	199,346
E.ON SE	26,265	322,889
Fresenius Medical Care AG & Co. KGaA	1,751	138,016
Fresenius SE & Co. KGaA	5,047	265,270
GEA Group AG	3,502	155,280
HelloFresh SE(a)	3,193	299,310
Infineon Technologies AG	20,916	799,287
KION Group AG	109	11,575
Merck KGaA	1,957	400,606
MTU Aero Engines AG	927	231,877
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	2,120	572,027
Puma SE	809	99,239
SAP SE	14,214	2,039,869
Siemens AG, Registered	11,330	1,767,854
Siemens Healthineers AG(b)	2,575	170,005
Symrise AG	1,442	212,621
Telefonica Deutschland Holding AG	48,719	131,325
Vonovia SE	7,107	473,176
Zalando SE(a)(b)	3,980	442,227

		18,287,796

Greece — 0.0%
OPAP SA	5,625	81,252

Hong Kong — 0.8%
AIA Group Ltd.	164,800	1,971,957

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
BOC Hong Kong Holdings Ltd.	51,500	$165,381
Budweiser Brewing Co. APAC Ltd.(b)	61,800	172,472
CK Asset Holdings Ltd.	51,500	350,390
Galaxy Entertainment Group Ltd.(a)	25,000	169,426
Hang Seng Bank Ltd.(c)	10,300	197,260
Hong Kong & China Gas Co. Ltd.	245,582	399,399
Hong Kong Exchanges & Clearing Ltd.	13,800	881,954
Hongkong Land Holdings Ltd.(c)	30,900	140,193
Link REIT	30,900	295,291
MTR Corp. Ltd.	51,500	305,326
Power Assets Holdings Ltd.	77,000	497,820
Sands China Ltd.(a)	41,200	140,329
Sino Biopharmaceutical Ltd.	206,000	174,996
Sun Hung Kai Properties Ltd.	27,500	393,398
Swire Properties Ltd.	41,200	117,179
Techtronic Industries Co. Ltd.	22,500	401,226

		6,773,997

India — 1.1%
Adani Green Energy Ltd.(a)	8,343	98,605
Adani Ports & Special Economic Zone Ltd.	13,184	119,803
Adani Total Gas Ltd.	5,938	71,222
Asian Paints Ltd.	9,991	397,525
Axis Bank Ltd.(a)	31,209	298,004
Bajaj Finance Ltd.	3,319	278,638
Bandhan Bank Ltd.(b)	10,624	41,658
Bharti Airtel Ltd.	40,685	307,749
DLF Ltd.	30,900	140,499
Godrej Consumer Products Ltd.(a)	7,725	102,624
HCL Technologies Ltd.	21,424	295,422
HDFC Life Insurance Co. Ltd.(b)	7,725	69,004
Hero MotoCorp Ltd.	2,060	76,615
Hindustan Unilever Ltd.	14,008	440,145
Housing Development Finance Corp. Ltd.	16,892	556,078
ICICI Bank Ltd.	36,874	339,181
ICICI Bank Ltd., ADR, NVS	17,613	327,426
Infosys Ltd.	50,779	1,106,672
ITC Ltd.	80,031	220,668
Kotak Mahindra Bank Ltd.(a)	7,430	165,652
Larsen & Toubro Ltd.	17,613	380,058
Mahindra & Mahindra Ltd., GDR	3,708	36,914
Maruti Suzuki India Ltd.	1,442	135,486
Nestle India Ltd.	1,751	416,839
Petronet LNG Ltd.	189,726	556,815
REC Ltd.	50,573	102,855
Reliance Industries Ltd.	35,432	971,264
SBI Life Insurance Co. Ltd.(b)	7,725	114,294
Sun Pharmaceutical Industries Ltd.	15,965	166,235
Tata Consultancy Services Ltd.	13,205	562,978
Tata Motors Ltd.(a)	64,790	256,578
Tech Mahindra Ltd.	10,815	176,061
Titan Co. Ltd.	6,283	145,025
Wipro Ltd.	7,725	61,056
Wipro Ltd., ADR	21,428	178,495

		9,714,143

Indonesia — 0.2%
Astra International Tbk PT	782,800	255,595
Bank Central Asia Tbk PT	144,200	297,680
Bank Mandiri Persero Tbk PT	339,900	133,929
Bank Rakyat Indonesia Persero Tbk PT	679,800	174,400

Security	Shares	Value

Indonesia (continued)
Charoen Pokphand Indonesia Tbk PT	226,600	$96,012
Gudang Garam Tbk PT	51,500	116,924
Merdeka Copper Gold Tbk PT(a)	1,205,100	246,599
Telkom Indonesia Persero Tbk PT	1,658,300	371,723
Unilever Indonesia Tbk PT	257,500	75,212

		1,768,074

Ireland — 0.5%
Flutter Entertainment PLC, Class DI(a)	2,693	459,086
Horizon Therapeutics PLC(a)	2,678	267,854
Kerry Group PLC, Class A	2,369	351,278
Kingspan Group PLC	2,781	302,417
Linde PLC	5,768	1,773,025
Seagate Technology Holdings PLC	2,781	244,450
STERIS PLC	824	179,591
Trane Technologies PLC	3,914	796,929

		4,374,630

Israel — 0.3%
Azrieli Group Ltd.	2,781	221,491
Bank Hapoalim BM(a)	41,227	328,081
Bank Leumi Le-Israel BM(a)	41,389	316,261
Check Point Software Technologies Ltd.(a)	2,060	261,826
Elbit Systems Ltd.	1,751	230,581
Israel Discount Bank Ltd., Class A(a)	52,905	247,834
Mizrahi Tefahot Bank Ltd.(a)	7,416	224,746
Nice Ltd.(a)	1,648	458,611
Teva Pharmaceutical Industries Ltd., ADR(a)(c)	18,952	182,887
Wix.com Ltd.(a)	824	246,079

		2,718,397

Italy — 0.7%
Assicurazioni Generali SpA	20,600	410,726
Atlantia SpA(a)	12,566	227,928
CNH Industrial NV	19,158	319,892
Ferrari NV	1,751	381,609
Intesa Sanpaolo SpA	223,098	616,318
Mediobanca Banca di Credito Finanziario SpA(a)	16,995	198,917
Moncler SpA	4,429	304,196
Nexi SpA(a)(b)	13,596	291,298
Poste Italiane SpA(b)	31,930	422,513
Recordati Industria Chimica e Farmaceutica SpA	2,472	152,897
Snam SpA	112,579	680,971
Tenaris SA	76,735	781,848
Terna SPA	57,783	458,589
UniCredit SpA	25,750	308,005

		5,555,707

Japan — 5.8%
Asahi Group Holdings Ltd.	10,300	463,444
Astellas Pharma Inc.	31,500	501,712
Canon Inc.	20,600	474,378
Central Japan Railway Co.	1,900	276,383
Chiba Bank Ltd. (The)	30,900	175,780
Chugai Pharmaceutical Co. Ltd.	10,300	379,560
Concordia Financial Group Ltd.	82,400	294,974
Dai-ichi Life Holdings Inc.	20,600	379,144
Daiichi Sankyo Co. Ltd.	30,900	611,953
Daikin Industries Ltd.	2,900	605,615
Daiwa House Industry Co. Ltd.	20,600	631,600
Daiwa Securities Group Inc.	61,800	324,966
Denso Corp.	3,800	261,064
Dentsu Group Inc.	10,300	357,966

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
East Japan Railway Co.	3,200	$213,192
Fanuc Corp.	2,200	492,729
Fast Retailing Co. Ltd.	500	339,101
Hitachi Ltd.	10,300	592,448
Honda Motor Co. Ltd.	20,600	661,628
Hoya Corp.	10,300	1,454,046
Hulic Co. Ltd.	30,900	351,541
Iida Group Holdings Co. Ltd.	10,300	248,546
Isuzu Motors Ltd.	20,600	274,797
Itochu Corp.	19,200	568,305
Japan Post Holdings Co. Ltd.	41,200	349,724
Japan Tobacco Inc.	25,700	502,186
Kajima Corp.	20,600	265,179
Kansai Paint Co. Ltd.	4,400	108,061
Kao Corp.	10,300	620,177
KDDI Corp.	22,600	691,189
Keisei Electric Railway Co. Ltd.	10,300	306,760
Keyence Corp.	2,200	1,225,405
Kirin Holdings Co. Ltd.	10,300	188,395
Komatsu Ltd.	10,300	258,108
Kubota Corp.	10,300	215,388
Kyocera Corp.	3,100	191,555
M3 Inc.	10,300	673,689
Marubeni Corp.	61,800	526,005
Medipal Holdings Corp.	20,600	387,964
Mitsubishi Electric Corp.	30,900	419,228
Mitsubishi Estate Co. Ltd.	20,600	323,150
Mitsubishi HC Capital Inc.	30,900	168,539
Mitsubishi Heavy Industries Ltd.	10,300	297,600
Mitsubishi UFJ Financial Group Inc.	185,400	979,408
Mitsui & Co. Ltd.	72,100	1,654,869
Mitsui Fudosan Co. Ltd.	10,300	240,889
Mizuho Financial Group Inc.	41,200	588,732
MS&AD Insurance Group Holdings Inc.	10,300	318,384
Murata Manufacturing Co. Ltd.	10,300	854,753
Nexon Co. Ltd.	10,300	211,934
Nidec Corp.	10,300	1,156,108
Nintendo Co. Ltd.	1,200	616,924
Nippon Paint Holdings Co. Ltd.	12,900	164,658
Nippon Telegraph & Telephone Corp.	20,600	527,527
Nomura Holdings Inc.	61,800	309,469
NTT Data Corp.	20,600	319,084
Obayashi Corp.	30,900	252,677
Olympus Corp.	20,600	423,935
Omron Corp.	2,100	179,708
Oriental Land Co. Ltd.	2,200	301,401
ORIX Corp.	10,300	180,203
Otsuka Holdings Co. Ltd.	10,300	409,415
Panasonic Corp.	30,900	373,119
Rakuten Group Inc.	30,900	340,025
Recruit Holdings Co. Ltd.	20,600	1,067,711
Renesas Electronics Corp.(a)	30,900	335,377
Resona Holdings Inc.	82,400	309,386
Ricoh Co. Ltd.	25,300	276,449
Santen Pharmaceutical Co. Ltd.	20,600	279,127
SBI Holdings Inc.	10,300	246,561
Secom Co. Ltd.	2,800	211,934
Sekisui House Ltd.	10,300	203,997
Seven & i Holdings Co. Ltd.	10,300	459,590
Shimizu Corp.	41,200	303,419

Security	Shares	Value

Japan (continued)
Shin-Etsu Chemical Co. Ltd.	6,700	$1,092,965
Shiseido Co. Ltd.	10,300	688,407
Shizuoka Bank Ltd. (The)	20,600	148,766
SMC Corp.	600	356,684
Softbank Corp.	30,900	403,591
SoftBank Group Corp.	20,600	1,295,444
Sony Group Corp.	20,600	2,152,009
Subaru Corp.	13,300	261,305
Sumitomo Corp.	20,600	279,952
Sumitomo Mitsui Financial Group Inc.	20,600	694,407
Sumitomo Mitsui Trust Holdings Inc.	10,300	338,106
Sumitomo Realty & Development Co. Ltd.	10,300	335,710
T&D Holdings Inc.	20,600	263,572
Taisei Corp.	10,300	347,124
Takeda Pharmaceutical Co. Ltd.	23,375	778,072
Terumo Corp.	10,300	399,751
Tokio Marine Holdings Inc.	10,300	490,909
Tokyo Electron Ltd.	1,900	783,608
Toshiba Corp.	10,300	443,327
Toyota Industries Corp.	10,300	864,016
Toyota Motor Corp.	30,900	2,774,062
Toyota Tsusho Corp.	10,300	486,313
Unicharm Corp.	10,300	413,414
Yaskawa Electric Corp.	10,300	510,022
Yokogawa Electric Corp.	10,300	158,457
Z Holdings Corp.	51,500	257,767

		49,767,707

Kuwait — 0.1%
Agility Public Warehousing Co. KSC	41,097	134,870
Kuwait Finance House KSCP	61,922	161,787
Mobile Telecommunications Co. KSCP	198,527	390,512
National Bank of Kuwait SAKP	63,723	189,610

		876,779

Malaysia — 0.2%
Dialog Group Bhd	782,800	510,071
Malayan Banking Bhd	72,100	136,853
Petronas Dagangan Bhd	82,400	359,232
PPB Group Bhd	31,020	133,048
Public Bank Bhd	149,900	141,375

		1,280,579

Mexico — 0.2%
America Movil SAB de CV, Series L, NVS	267,801	224,398
Coca-Cola Femsa SAB de CV	20,600	116,783
Fibra Uno Administracion SA de CV	195,700	213,334
Fomento Economico Mexicano SAB de CV	20,600	179,733
Grupo Aeroportuario del Pacifico SAB de CV, Class B	10,300	118,470
Grupo Financiero Banorte SAB de CV, Class O	41,401	268,398
Grupo Mexico SAB de CV, Series B	51,500	235,972
Promotora y Operadora de Infraestructura SAB de CV	8,265	62,337
Wal-Mart de Mexico SAB de CV	82,400	271,628

		1,691,053

Netherlands — 1.4%
Adyen NV(a)(b)	309	837,405
Aegon NV	42,539	181,114
Akzo Nobel NV	2,987	368,976
Argenx SE(a)(c)	824	251,630
ASML Holding NV	5,459	4,172,771
Davide Campari-Milano NV	24,720	347,527
Heineken NV	3,605	419,808

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
ING Groep NV	51,912	$666,067
Just Eat Takeaway.com NV(a)(b)	1,442	128,051
Koninklijke Ahold Delhaize NV	8,034	249,736
Koninklijke DSM NV	3,090	622,886
Koninklijke Philips NV	11,656	537,452
Koninklijke Vopak NV	4,326	183,174
NN Group NV	4,429	220,194
NXP Semiconductors NV	4,496	927,929
Prosus NV	6,180	551,370
Randstad NV	2,781	201,763
Stellantis NV	25,474	488,502
Wolters Kluwer NV	3,708	422,724

		11,779,079

New Zealand — 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	5,356	117,896
Meridian Energy Ltd.	76,220	277,128
Xero Ltd.(a)	3,296	341,967

		736,991

Norway — 0.3%
Adevinta ASA(a)	11,124	213,886
DNB Bank ASA	32,224	660,364
Gjensidige Forsikring ASA	19,673	450,179
Mowi ASA	17,248	439,475
Orkla ASA	39,874	362,152
Schibsted ASA, Class A	953	50,512
Schibsted ASA, Class B	3,605	166,647
Telenor ASA	34,711	602,657

		2,945,872

Peru — 0.1%
Southern Copper Corp.	8,034	527,352

Philippines — 0.1%
Ayala Land Inc.	216,300	141,502
BDO Unibank Inc.	49,460	100,929
International Container Terminal Services Inc.	48,540	151,005
SM Prime Holdings Inc.	236,900	149,200

		542,636

Poland — 0.1%
Bank Polska Kasa Opieki SA(a)	6,180	150,936
Powszechna Kasa Oszczednosci Bank Polski SA(a)	33,578	329,821
Powszechny Zaklad Ubezpieczen SA(a)	14,626	142,631

		623,388

Portugal — 0.0%
Jeronimo Martins SGPS SA	13,493	274,904

Qatar — 0.1%
Barwa Real Estate Co.	363,590	299,441
Industries Qatar QSC	50,985	183,389
Mesaieed Petrochemical Holding Co.	429,613	221,483
Qatar National Bank QPSC	12,669	62,125

		766,438

Russia — 0.4%
Alrosa PJSC	122,910	217,698
Magnit PJSC, GDR(d)	9,108	133,113
Mobile TeleSystems PJSC, ADR	44,084	378,682
Moscow Exchange MICEX-RTS PJSC	117,110	277,220
Ozon Holdings PLC, ADR(a)	3,502	182,370
Polymetal International PLC	8,463	184,443
Polyus PJSC	869	166,555

Security	Shares	Value

Russia (continued)
Sberbank of Russia PJSC	211,750	$885,279
TCS Group Holding PLC, Class A, GDR(d)	2,781	231,877
VTB Bank PJSC	22,490,000	14,973
Yandex NV, Class A(a)	6,884	468,006

		3,140,216

Saudi Arabia — 0.5%
Abdullah Al Othaim Markets Co.	3,399	106,954
Al Rajhi Bank	19,642	581,113
Arab National Bank	23,690	142,125
Bank Al-Jazira(a)	7,725	39,852
Banque Saudi Fransi	15,450	152,218
Dar Al Arkan Real Estate Development Co.(a)	38,419	107,855
Emaar Economic City(a)	68,083	246,423
Etihad Etisalat Co.	12,772	109,696
National Petrochemical Co.	33,641	415,746
Riyad Bank	28,531	199,315
SABIC Agri-Nutrients Co.	10,815	369,655
Saudi British Bank (The)(a)	23,175	190,324
Saudi National Bank (The)	52,032	763,055
Saudi Telecom Co.	12,772	455,935
Yanbu National Petrochemical Co.	13,493	245,771

		4,126,037

Singapore — 0.2%
Ascendas REIT	57,902	133,247
City Developments Ltd.	61,800	311,750
DBS Group Holdings Ltd.	20,600	460,953
Genting Singapore Ltd.	216,300	129,066
Oversea-Chinese Banking Corp. Ltd.(c)	34,800	314,844
Singapore Telecommunications Ltd.	254,800	427,067
United Overseas Bank Ltd.	5,100	98,601
UOL Group Ltd.	30,900	166,074

		2,041,602

South Africa — 0.4%
Discovery Ltd.(a)	15,450	124,011
FirstRand Ltd.	70,761	262,542
Gold Fields Ltd.	16,995	167,838
Growthpoint Properties Ltd.	206,000	207,388
Impala Platinum Holdings Ltd.	11,227	202,383
Kumba Iron Ore Ltd.	4,944	262,300
MTN Group Ltd.(a)	25,235	181,256
Naspers Ltd., Class N	5,871	1,132,987
Nedbank Group Ltd.(a)	9,600	110,992
NEPI Rockcastle PLC	27,090	183,235
Northam Platinum Ltd.(a)	29,705	467,771
Old Mutual Ltd.	126,896	111,901
Reinet Investments SCA	6,386	124,558
Sanlam Ltd.	20,394	80,567
Standard Bank Group Ltd.	14,111	118,929

		3,738,658

South Korea — 1.6%
Amorepacific Corp.	1,133	218,413
Celltrion Healthcare Co. Ltd.(a)	1,779	166,489
Celltrion Inc.(a)	1,402	309,500
CJ ENM Co. Ltd.	1,236	175,541
Coway Co. Ltd.	1,545	115,074
GS Engineering & Construction Corp.	5,253	201,475
Hana Financial Group Inc.	4,968	187,436
HLB Inc.(a)	2,554	80,184
Hotel Shilla Co. Ltd.	1,339	108,974

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Hyundai Heavy Industries Holdings Co. Ltd.	4,223	$251,865
Hyundai Mobis Co. Ltd.	1,236	287,166
Hyundai Motor Co.	2,266	431,254
Industrial Bank of Korea	14,214	127,176
Kakao Corp.	4,223	540,607
Kangwon Land Inc.(a)	7,725	173,718
KB Financial Group Inc.	5,266	233,894
Kia Corp.	4,017	293,364
Korea Aerospace Industries Ltd.	3,456	97,529
KT&G Corp.	5,150	368,687
LG Chem Ltd.	382	280,580
LG Electronics Inc.	1,957	268,068
LG Household & Health Care Ltd.	206	261,295
NAVER Corp.	1,689	636,586
NCSoft Corp.	414	296,931
Samsung Biologics Co. Ltd.(a)(b)	412	318,751
Samsung C&T Corp.	1,957	241,074
Samsung Electronics Co. Ltd.	65,204	4,455,806
Samsung Engineering Co. Ltd.(a)	9,682	196,824
Samsung Fire & Marine Insurance Co. Ltd.	824	153,716
Samsung Life Insurance Co. Ltd.	3,811	250,063
Samsung SDI Co. Ltd.	824	531,924
Samsung SDS Co. Ltd.	1,133	180,006
Shinhan Financial Group Co. Ltd.	6,493	220,068
SK Hynix Inc.	7,725	756,249
SK Inc.	1,648	384,614
SK Telecom Co. Ltd.	866	226,835

		14,027,736

Spain — 0.6%
Aena SME SA(a)(b)	1,442	229,634
Amadeus IT Group SA(a)	7,725	506,611
Banco Bilbao Vizcaya Argentaria SA	97,335	623,088
Banco Santander SA	244,584	895,948
CaixaBank SA	63,757	189,352
Cellnex Telecom SA(b)	5,877	383,278
Enagas SA	7,009	160,979
Ferrovial SA	11,664	346,131
Iberdrola SA	39,025	469,667
Industria de Diseno Textil SA	17,510	593,876
Red Electrica Corp. SA	9,559	189,352
Siemens Gamesa Renewable Energy SA(a)	6,283	175,226
Telefonica SA	92,870	424,866

		5,188,008

Sweden — 1.0%
Alfa Laval AB	7,064	294,999
Assa Abloy AB, Class B	16,892	541,832
Atlas Copco AB, Class A	5,359	362,938
Atlas Copco AB, Class B	8,890	505,471
Boliden AB	14,214	553,947
Epiroc AB, Class A	9,373	218,341
Evolution AB(b)	2,472	430,129
H & M Hennes & Mauritz AB, Class B(a)	13,184	275,634
Hexagon AB, Class B	29,561	489,341
ICA Gruppen AB	3,502	173,098
Industrivarden AB, Class C	8,652	331,198
Investor AB, Class B	41,097	1,017,748
Kinnevik AB, Class B	5,768	251,461
Nibe Industrier AB, Class B	22,454	268,325
Sandvik AB	18,477	481,812

Security	Shares	Value

Sweden (continued)
Skandinaviska Enskilda Banken AB, Class A	15,476	$209,312
Skanska AB, Class B	6,901	194,813
Svenska Cellulosa AB SCA, Class B	11,639	216,487
Svenska Handelsbanken AB, Class A	12,051	135,806
Swedish Match AB	25,750	230,590
Telefonaktiebolaget LM Ericsson, Class B	31,930	368,286
Telia Co. AB	60,770	266,556
Volvo AB, Class B	25,132	592,657

		8,410,781

Switzerland — 2.5%
ABB Ltd., Registered	23,278	851,005
Adecco Group AG, Registered	2,781	166,543
Alcon Inc.	5,253	382,414
Cie. Financiere Richemont SA, Class A, Registered	7,210	922,658
Coca-Cola HBC AG, Class DI	6,798	256,712
Credit Suisse Group AG, Registered	39,346	395,006
EMS-Chemie Holding AG, Registered	103	114,182
Geberit AG, Registered	412	338,284
Givaudan SA, Registered	152	758,669
Julius Baer Group Ltd.	3,811	251,534
Kuehne + Nagel International AG, Registered	824	277,962
Logitech International SA, Registered	2,987	328,180
Lonza Group AG, Registered	618	481,191
Nestle SA, Registered	37,183	4,708,470
Novartis AG, Registered	26,986	2,495,622
Partners Group Holding AG	206	351,923
Roche Holding AG, NVS	9,167	3,541,323
Schindler Holding AG, Participation Certificates, NVS	1,236	400,137
SGS SA, Registered	103	333,377
Siemens Energy AG(a)	8,980	244,299
Sika AG, Registered	2,781	979,664
Sonova Holding AG, Registered	621	243,826
STMicroelectronics NV	10,609	436,600
Straumann Holding AG, Registered	103	190,964
Swiss Life Holding AG, Registered	412	212,511
Swiss Re AG	3,708	336,169
Temenos AG, Registered	1,751	278,144
UBS Group AG, Registered	44,648	735,610
Vifor Pharma AG	1,030	144,047
Zurich Insurance Group AG	1,648	664,432

		21,821,458

Taiwan — 1.7%
Acer Inc.	206,000	201,100
Cathay Financial Holding Co. Ltd.	317,253	617,473
China Development Financial Holding Corp.	824,000	416,510
China Life Insurance Co. Ltd.	200,345	188,932
Chunghwa Telecom Co. Ltd.	103,000	425,026
CTBC Financial Holding Co. Ltd.	515,400	422,062
Delta Electronics Inc.	21,000	216,383
E.Sun Financial Holding Co. Ltd.	216,936	205,751
Fubon Financial Holding Co. Ltd.	309,000	830,641
Hon Hai Precision Industry Co. Ltd.	140,720	556,086
Hotai Motor Co. Ltd.	5,000	105,843
MediaTek Inc.	21,000	686,655
Mega Financial Holding Co. Ltd.	206,000	243,979
Shin Kong Financial Holding Co. Ltd.	643,439	211,249
SinoPac Financial Holdings Co. Ltd.	515,200	259,366
Taishin Financial Holding Co. Ltd.	552,001	334,963
Taiwan Cooperative Financial Holding Co. Ltd.	208,740	163,180

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taiwan Mobile Co. Ltd.	103,000	$383,050
Taiwan Semiconductor Manufacturing Co. Ltd.	330,000	6,896,834
Uni-President Enterprises Corp.	206,000	540,262
United Microelectronics Corp.	182,000	380,589
Yuanta Financial Holding Co. Ltd.	309,600	281,584

		14,567,518

Thailand — 0.2%
Airports of Thailand PCL, NVDR	185,400	319,021
Bangkok Bank PCL, Foreign	82,400	256,883
Bangkok Expressway & Metro PCL, NVDR	1,948,900	453,798
CP ALL PCL, NVDR	113,300	203,528
Krung Thai Bank PCL, NVDR	638,600	196,072
Siam Commercial Bank PCL (The), NVDR	103,000	293,117

		1,722,419

Turkey — 0.0%
Akbank TAS	147,139	91,907
BIM Birlesik Magazalar AS	15,347	115,476
Turkiye Is Bankasi AS, Class C	38,466	24,073

		231,456

United Arab Emirates — 0.1%
Emaar Properties PJSC	98,880	106,884
Emirates Telecommunications Group Co. PJSC	56,238	349,081
First Abu Dhabi Bank PJSC	67,638	305,307

		761,272

United Kingdom — 3.5%
3i Group PLC	26,986	479,627
Abrdn PLC	45,114	177,972
Amcor PLC	23,175	267,903
Antofagasta PLC	29,973	622,337
Aptiv PLC(a)	3,502	584,309
Ashtead Group PLC	7,416	554,935
AstraZeneca PLC	19,940	2,291,303
Aviva PLC	78,589	422,073
BAE Systems PLC	25,956	208,103
Barclays PLC	229,278	554,642
Barratt Developments PLC	23,896	233,528
Berkeley Group Holdings PLC	3,296	221,913
British American Tobacco PLC	32,243	1,199,194
British Land Co. PLC (The)	32,548	230,438
BT Group PLC(a)	102,897	247,852
Bunzl PLC	6,077	225,136
Burberry Group PLC	7,931	227,489
Coca-Cola Europacific Partners PLC	3,090	191,765
Compass Group PLC(a)	26,162	552,800
Croda International PLC	4,160	486,975
DCC PLC	2,266	189,717
Diageo PLC	33,269	1,649,685
Direct Line Insurance Group PLC	19,982	82,600
Entain PLC(a)	10,403	262,325
Experian PLC	13,741	604,959
Ferguson PLC	4,326	606,458
GlaxoSmithKline PLC	63,757	1,258,807
Halma PLC	7,725	310,089
Hargreaves Lansdown PLC	4,532	102,789
HSBC Holdings PLC	255,337	1,409,510
Imperial Brands PLC	15,862	339,610
Informa PLC(a)	24,926	171,274
Intertek Group PLC	2,678	191,868
JD Sports Fashion PLC	7,725	96,255

Security	Shares	Value

United Kingdom (continued)
Johnson Matthey PLC	6,592	$272,476
Kingfisher PLC	37,080	190,459
Land Securities Group PLC	21,012	206,808
Legal & General Group PLC	113,197	410,052
Lloyds Banking Group PLC	1,015,786	642,248
London Stock Exchange Group PLC	4,667	486,634
M&G PLC	77,971	244,146
Melrose Industries PLC	86,623	192,500
National Grid PLC	69,525	888,955
Natwest Group PLC	61,800	173,455
Next PLC(a)	2,163	236,943
Ocado Group PLC(a)	6,592	169,859
Pearson PLC	16,686	201,074
Persimmon PLC	5,699	229,884
Prudential PLC	41,033	770,552
Reckitt Benckiser Group PLC	9,785	748,549
RELX PLC	27,501	808,372
Rentokil Initial PLC	23,175	182,561
Rolls-Royce Holdings PLC(a)	137,299	189,626
Sage Group PLC (The)	7,725	75,299
Segro PLC	13,493	228,089
Sensata Technologies Holding PLC(a)	3,502	205,287
Severn Trent PLC	12,566	488,460
Smith & Nephew PLC	19,673	401,463
Smiths Group PLC	10,403	224,771
St. James’s Place PLC	4,944	108,926
Standard Chartered PLC	17,242	103,362
Taylor Wimpey PLC	87,344	199,692
Tesco PLC	54,541	176,571
Unilever PLC	35,913	2,066,850
United Utilities Group PLC	30,385	452,417
Vodafone Group PLC	387,074	622,396
Whitbread PLC(a)	6,015	254,229
WPP PLC	22,454	290,398

		30,399,603

United States — 58.6%
10X Genomics Inc., Class A(a)	1,545	283,090
3M Co.	6,901	1,365,984
A O Smith Corp.	4,326	304,248
Abbott Laboratories	23,690	2,866,016
AbbVie Inc.	24,308	2,827,020
ABIOMED Inc.(a)	824	269,563
Accenture PLC, Class A	8,755	2,781,288
Activision Blizzard Inc.	8,755	732,093
Adobe Inc.(a)	5,871	3,649,590
Advanced Micro Devices Inc.(a)	16,377	1,739,074
Aflac Inc.	12,463	685,466
Agilent Technologies Inc.	4,223	647,090
AGNC Investment Corp.	14,832	235,384
Air Products & Chemicals Inc.	824	239,809
Airbnb Inc., Class A(a)	1,854	266,995
Akamai Technologies Inc.(a)	2,060	247,035
Albemarle Corp.	2,781	572,997
Alexandria Real Estate Equities Inc.	1,339	269,594
Align Technology Inc.(a)	1,133	788,341
Allegion PLC	1,957	267,326
Allstate Corp. (The)	4,635	602,782
Ally Financial Inc.	4,944	253,924
Alnylam Pharmaceuticals Inc.(a)(c)	1,648	294,893
Alphabet Inc., Class A(a)	3,708	9,991,317

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Alphabet Inc., Class C, NVS(a)	4,017	$10,863,655
Altice USA Inc., Class A(a)	4,944	151,929
Altria Group Inc.	28,119	1,350,837
Amazon.com Inc.(a)	5,562	18,508,056
AMERCO	309	181,680
American Express Co.	8,961	1,528,119
American International Group Inc.	14,832	702,295
American Tower Corp.	5,768	1,631,190
American Water Works Co. Inc.	7,416	1,261,536
Ameriprise Financial Inc.	1,648	424,459
AmerisourceBergen Corp., Class A	1,854	226,503
AMETEK Inc.	3,090	429,665
Amgen Inc.	7,519	1,816,139
Amphenol Corp., Class A	8,755	634,650
Analog Devices Inc.	5,459	913,946
Annaly Capital Management Inc.	34,627	293,983
ANSYS Inc.(a)	784	288,873
Anthem Inc.	3,193	1,226,144
Aon PLC, Class A	2,781	723,143
Apollo Global Management Inc., Class A	2,575	151,565
Apple Inc.	216,827	31,626,386
Applied Materials Inc.	12,978	1,816,012
Arch Capital Group Ltd.(a)	4,532	176,748
Arista Networks Inc.(a)	865	329,037
Arrow Electronics Inc.(a)	2,575	305,318
Arthur J Gallagher & Co.	1,442	200,885
Assurant Inc.	1,465	231,192
AT&T Inc.	97,026	2,721,579
Athene Holding Ltd., Class A(a)	2,678	173,052
Atmos Energy Corp.	7,043	694,369
Autodesk Inc.(a)	2,884	926,139
Automatic Data Processing Inc.	6,077	1,273,922
AutoZone Inc.(a)	206	334,455
Avalara Inc.(a)	1,648	275,496
AvalonBay Communities Inc.	2,060	469,330
Avantor Inc.(a)	13,028	489,592
Avery Dennison Corp.	1,751	368,901
Baker Hughes Co., Class A	29,458	625,688
Ball Corp.	5,768	466,516
Bank of America Corp.	99,292	3,808,841
Bank of New York Mellon Corp. (The)	11,536	592,143
Baxter International Inc.	6,283	485,990
Becton Dickinson and Co.	3,811	974,663
Berkshire Hathaway Inc., Class B(a)	16,480	4,586,219
Best Buy Co. Inc.	3,090	347,162
Biogen Inc.(a)	2,060	673,064
BioMarin Pharmaceutical Inc.(a)	3,193	244,999
Bio-Rad Laboratories Inc., Class A(a)	206	152,339
Bio-Techne Corp.	618	298,024
BlackRock Inc.(e)	1,759	1,525,352
Blackstone Group Inc. (The), NVS	9,373	1,080,426
Boeing Co. (The)(a)	7,210	1,632,921
Booking Holdings Inc.(a)	618	1,346,165
BorgWarner Inc.	2,781	136,213
Boston Beer Co. Inc. (The), Class A, NVS(a)	103	73,130
Boston Properties Inc.	1,751	205,532
Boston Scientific Corp.(a)	21,630	986,328
Bristol-Myers Squibb Co.	31,209	2,118,155
Broadcom Inc.	5,562	2,699,795
Broadridge Financial Solutions Inc.	1,442	250,173

Security	Shares	Value

United States (continued)
Brown & Brown Inc.	4,464	$242,842
Brown-Forman Corp., Class B, NVS	4,680	331,906
Burlington Stores Inc.(a)(c)	721	241,391
Cadence Design Systems Inc.(a)	2,884	425,823
Caesars Entertainment Inc.(a)	2,884	251,946
Capital One Financial Corp.	5,047	816,100
Cardinal Health Inc.	3,193	189,600
CarMax Inc.(a)	1,854	248,343
Carrier Global Corp.	12,596	695,929
Carvana Co., Class A(a)	927	312,918
Catalent Inc.(a)	2,266	271,489
Caterpillar Inc.	7,107	1,469,372
Cboe Global Markets Inc.	2,369	280,655
CBRE Group Inc., Class A(a)	3,331	321,308
CDW Corp./DE	1,957	358,816
Celanese Corp., Class A	1,648	256,709
Centene Corp.(a)	6,820	467,920
Ceridian HCM Holding Inc.(a)(c)	2,266	222,974
Cerner Corp.	4,635	372,608
Charles Schwab Corp. (The)	18,025	1,224,799
Charter Communications Inc., Class A(a)	1,648	1,226,194
Cheniere Energy Inc.(a)	6,798	577,354
Chevron Corp.	1,236	125,837
Chipotle Mexican Grill Inc., Class A(a)	412	767,737
Chubb Ltd.	5,768	973,292
Church & Dwight Co. Inc.	4,120	356,710
Cigna Corp.	4,429	1,016,411
Cincinnati Financial Corp.	1,648	194,266
Cintas Corp.	1,236	487,206
Cisco Systems Inc.	55,105	3,051,164
Citigroup Inc.	29,046	1,964,091
Citizens Financial Group Inc.	9,064	382,138
Citrix Systems Inc.	1,442	145,282
Clorox Co. (The)	1,442	260,843
Cloudflare Inc., Class A(a)	3,090	366,567
CME Group Inc.	4,532	961,373
Coca-Cola Co. (The)	56,341	3,213,127
Cognex Corp.	3,296	297,991
Cognizant Technology Solutions Corp., Class A	7,931	583,166
Colgate-Palmolive Co.	11,536	917,112
Comcast Corp., Class A	57,474	3,381,195
Conagra Brands Inc.	7,107	238,013
Consolidated Edison Inc.	8,137	600,266
Constellation Brands Inc., Class A	2,678	600,783
Cooper Companies Inc. (The)	515	217,212
Copart Inc.(a)	3,193	469,371
Corning Inc.	10,918	457,027
Corteva Inc.	11,021	471,478
CoStar Group Inc.(a)	6,180	549,093
Costco Wholesale Corp.	6,283	2,699,931
Coupa Software Inc.(a)	618	134,106
Crowdstrike Holdings Inc., Class A(a)	1,871	474,504
Crown Castle International Corp.	5,562	1,073,967
Crown Holdings Inc.	1,339	133,579
CSX Corp.	29,355	948,754
Cummins Inc.	1,648	382,501
CVS Health Corp.	16,995	1,399,708
Danaher Corp.	8,549	2,543,242
Darden Restaurants Inc.	1,854	270,462
Datadog Inc., Class A(a)	1,957	216,640

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
DaVita Inc.(a)	824	$99,086
Deere & Co.	3,708	1,340,776
Dell Technologies Inc., Class C(a)	4,429	427,930
DENTSPLY SIRONA Inc.	4,223	278,887
Dexcom Inc.(a)	1,339	690,268
Digital Realty Trust Inc.	2,987	460,476
Discover Financial Services	2,575	320,124
DISH Network Corp., Class A(a)	4,532	189,845
DocuSign Inc., Class A(a)	2,190	652,708
Dollar General Corp.	2,987	694,896
Dollar Tree Inc.(a)	2,369	236,403
Domino’s Pizza Inc.	515	270,627
Dover Corp.	2,266	378,694
Dow Inc.	2,613	162,424
DR Horton Inc.	1,969	187,902
DraftKings Inc., Class A(a)	3,193	154,861
Duke Realty Corp.	6,077	309,198
DuPont de Nemours Inc.	7,004	525,650
Eaton Corp. PLC	5,871	927,912
eBay Inc.	8,137	555,025
Ecolab Inc.	4,944	1,091,784
Edison International	8,961	488,375
Edwards Lifesciences Corp.(a)	8,961	1,006,051
Elanco Animal Health Inc.(a)	7,725	281,731
Electronic Arts Inc.	2,575	370,697
Eli Lilly & Co.	10,609	2,583,291
Emerson Electric Co.	9,888	997,600
Enphase Energy Inc.(a)	2,163	410,105
EPAM Systems Inc.(a)	618	345,956
Equifax Inc.	1,648	429,469
Equinix Inc.	1,133	929,525
Equitable Holdings Inc.	7,725	238,471
Equity Residential	6,283	528,589
Essential Utilities Inc.	20,188	991,635
Essex Property Trust Inc.	721	236,560
Estee Lauder Companies Inc. (The), Class A	3,605	1,203,457
Etsy Inc.(a)	1,545	283,523
Everest Re Group Ltd.	515	130,207
Eversource Energy	15,038	1,297,328
Exact Sciences Corp.(a)	2,575	277,688
Exelon Corp.	3,605	168,714
Expedia Group Inc.(a)	2,266	364,531
Expeditors International of Washington Inc.	1,236	158,517
Extra Space Storage Inc.	1,545	269,046
F5 Networks Inc.(a)	1,030	212,705
Facebook Inc., Class A(a)	30,900	11,009,670
Fair Isaac Corp.(a)	496	259,859
Fastenal Co.	7,828	428,740
FedEx Corp.	2,575	720,871
Fidelity National Financial Inc.	4,102	182,990
Fidelity National Information Services Inc.	8,963	1,335,935
Fifth Third Bancorp	11,639	422,379
First Republic Bank/CA	1,236	241,045
Fiserv Inc.(a)	8,670	998,004
FleetCor Technologies Inc.(a)	1,133	292,563
FMC Corp.	4,223	451,650
Ford Motor Co.(a)	44,599	622,156
Fortinet Inc.(a)	1,442	392,570
Fortive Corp.	4,451	323,410
Fortune Brands Home & Security Inc.	2,163	210,828

Security	Shares	Value

United States (continued)
Fox Corp., Class A, NVS	5,665	$202,014
Freeport-McMoRan Inc.	27,501	1,047,788
Garmin Ltd.	2,575	404,790
Gartner Inc.(a)	1,545	409,008
Generac Holdings Inc.(a)	1,030	431,941
General Dynamics Corp.	3,193	625,924
General Electric Co.	119,789	1,551,268
General Mills Inc.	7,416	436,506
General Motors Co.(a)	15,862	901,596
Genuine Parts Co.	2,472	313,746
Gilead Sciences Inc.	17,304	1,181,690
Global Payments Inc.	3,708	717,164
GoDaddy Inc., Class A(a)	3,013	252,640
Goldman Sachs Group Inc. (The)	4,635	1,737,569
Halliburton Co.	58,607	1,211,993
Hartford Financial Services Group Inc. (The)	5,356	340,749
Hasbro Inc.	2,678	266,300
HCA Healthcare Inc.	3,296	818,067
Healthpeak Properties Inc.	4,990	184,480
HEICO Corp.	1,030	139,308
Henry Schein Inc.(a)	2,575	206,386
Hershey Co. (The)	2,266	405,342
Hess Corp.	7,313	559,006
Hewlett Packard Enterprise Co.	26,368	382,336
Hilton Worldwide Holdings Inc.(a)	2,987	392,641
Hologic Inc.(a)	3,399	255,061
Home Depot Inc. (The)	13,802	4,529,678
Honeywell International Inc.	9,991	2,335,796
Host Hotels & Resorts Inc.(a)	14,214	226,429
Howmet Aerospace Inc.(a)	6,798	223,110
HP Inc.	19,467	562,012
HubSpot Inc.(a)	515	306,950
Humana Inc.	1,545	657,954
Huntington Bancshares Inc./OH	16,171	227,688
IAC/InterActiveCorp.(a)	1,133	155,550
IDEX Corp.	1,135	257,293
IDEXX Laboratories Inc.(a)	1,030	698,886
IHS Markit Ltd.	5,356	625,795
Illinois Tool Works Inc.	4,223	957,227
Illumina Inc.(a)	2,060	1,021,245
Incyte Corp.(a)	3,296	254,946
Ingersoll Rand Inc.(a)	4,781	233,647
Insulet Corp.(a)	618	172,848
Intel Corp.	53,869	2,893,843
Intercontinental Exchange Inc.	6,077	728,207
International Business Machines Corp.	12,978	1,829,379
International Flavors & Fragrances Inc.	4,738	713,732
Interpublic Group of Companies Inc. (The)	7,519	265,872
Intuit Inc.	3,399	1,801,368
Intuitive Surgical Inc.(a)	1,648	1,633,926
Invesco Ltd.	7,725	188,336
Invitation Homes Inc.	7,725	314,253
IQVIA Holdings Inc.(a)	3,193	790,906
Iron Mountain Inc.	5,356	234,379
Jack Henry & Associates Inc.	1,648	286,900
Jacobs Engineering Group Inc.	2,163	292,546
Jazz Pharmaceuticals PLC(a)	1,442	244,448
JM Smucker Co. (The)	1,648	216,069
Johnson & Johnson	35,020	6,030,444
Johnson Controls International PLC	13,184	941,601

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
JPMorgan Chase & Co.	38,038	$5,773,408
Juniper Networks Inc.	7,416	208,686
Kansas City Southern	1,133	303,417
Kellogg Co.	4,078	258,382
Keurig Dr Pepper Inc.	10,300	362,663
KeyCorp	18,643	366,521
Keysight Technologies Inc.(a)	1,854	305,076
Kimberly-Clark Corp.	2,163	293,562
Kinder Morgan Inc.	104,030	1,808,041
KKR & Co. Inc.	5,974	380,902
KLA Corp.	2,266	788,931
Kraft Heinz Co. (The)	11,330	435,865
Kroger Co. (The)	4,429	180,260
L Brands Inc.	3,193	255,664
L3Harris Technologies Inc.	2,208	500,642
Laboratory Corp. of America Holdings(a)	1,133	335,538
Lam Research Corp.	1,957	1,247,411
Lamb Weston Holdings Inc.	2,369	158,178
Las Vegas Sands Corp.(a)	5,047	213,740
Leidos Holdings Inc.	2,472	263,070
Lennar Corp., Class A	3,399	357,405
Lennox International Inc.	509	167,680
Liberty Broadband Corp., Class C, NVS(a)	1,854	329,066
Liberty Global PLC, Class A(a)(c)	7,004	188,057
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	3,914	182,745
Lincoln National Corp.	4,326	266,568
Live Nation Entertainment Inc.(a)	2,727	215,133
LKQ Corp.(a)	3,914	198,636
Lockheed Martin Corp.	2,987	1,110,178
Loews Corp.	9,476	508,198
Lowe’s Companies Inc.	9,270	1,786,236
Lululemon Athletica Inc.(a)	1,854	741,915
Lyft Inc., Class A(a)	5,459	301,992
M&T Bank Corp.	1,751	234,371
Markel Corp.(a)	103	124,236
MarketAxess Holdings Inc.	412	195,770
Marriott International Inc./MD, Class A(a)	1,442	210,503
Marsh & McLennan Companies Inc.	7,210	1,061,456
Martin Marietta Materials Inc.	1,133	411,619
Marvell Technology Inc.(c)	11,948	722,973
Masco Corp.	5,150	307,507
Mastercard Inc., Class A	11,639	4,491,956
Match Group Inc.(a)	3,296	524,954
Maxim Integrated Products Inc.	2,060	205,815
McCormick & Co. Inc./MD, NVS	4,738	398,797
McDonald’s Corp.	9,064	2,199,923
McKesson Corp.	2,060	419,890
Medical Properties Trust Inc.	7,725	162,457
Medtronic PLC	18,242	2,395,357
MercadoLibre Inc.(a)(c)	618	969,457
Merck & Co. Inc.	34,814	2,676,152
MetLife Inc.	12,669	731,001
Mettler-Toledo International Inc.(a)	309	455,376
MGM Resorts International	6,283	235,801
Microchip Technology Inc.	3,399	486,465
Micron Technology Inc.(a)	14,214	1,102,722
Microsoft Corp.	91,567	26,088,354
Moderna Inc.(a)	4,326	1,529,674
Molina Healthcare Inc.(a)	628	171,450
Molson Coors Beverage Co., Class B(a)	3,296	161,141

Security	Shares	Value

United States (continued)
Mondelez International Inc., Class A	20,394	$1,290,124
MongoDB Inc., Class A(a)(c)	721	258,781
Monster Beverage Corp.(a)	6,695	631,472
Moody’s Corp.	1,854	697,104
Morgan Stanley	18,437	1,769,583
Mosaic Co. (The)	5,974	186,568
Motorola Solutions Inc.	2,266	507,403
MSCI Inc., Class A	927	552,455
NetApp Inc.	3,811	303,317
Netflix Inc.(a)	5,768	2,985,344
Newell Brands Inc.	8,343	206,489
Newmont Corp.	11,433	718,221
News Corp., Class A, NVS	6,489	159,824
NextEra Energy Inc.	22,763	1,773,238
Nike Inc., Class B	16,686	2,795,072
Norfolk Southern Corp.	3,399	876,364
Northern Trust Corp.	2,163	244,095
Northrop Grumman Corp.	1,854	673,039
NortonLifeLock Inc.	8,446	209,630
Novocure Ltd.(a)	1,442	222,082
NVIDIA Corp.	32,548	6,346,535
Okta Inc.(a)	1,442	357,313
Old Dominion Freight Line Inc.	1,236	332,669
Omega Healthcare Investors Inc.	4,120	149,474
Omnicom Group Inc.	2,163	157,510
ONEOK Inc.	11,536	599,526
Oracle Corp.	25,132	2,190,002
O’Reilly Automotive Inc.(a)	824	497,564
Otis Worldwide Corp.	6,298	563,986
PACCAR Inc.	3,193	264,987
Palantir Technologies Inc., Class A(a)	9,476	205,724
Palo Alto Networks Inc.(a)	1,133	452,124
Parker-Hannifin Corp.	1,751	546,365
Paychex Inc.	5,150	586,173
Paycom Software Inc.(a)	721	288,400
PayPal Holdings Inc.(a)	14,317	3,944,763
Peloton Interactive Inc., Class A(a)	3,708	437,729
Pentair PLC	2,808	206,865
PepsiCo Inc.	18,437	2,893,687
PerkinElmer Inc.	1,648	300,315
Pfizer Inc.	72,821	3,117,467
PG&E Corp.(a)	13,905	122,225
Philip Morris International Inc.	21,115	2,113,400
Pinterest Inc., Class A(a)	7,107	418,602
Pioneer Natural Resources Co.	12,566	1,826,719
Plug Power Inc.(a)	8,446	230,407
PNC Financial Services Group Inc. (The)	5,974	1,089,717
Pool Corp.	618	295,293
PPG Industries Inc.	5,562	909,498
Principal Financial Group Inc.	4,738	294,372
Procter & Gamble Co. (The)	33,990	4,834,398
Progressive Corp. (The)	7,725	735,111
Prologis Inc.	10,094	1,292,436
Prudential Financial Inc.	7,313	733,348
PTC Inc.(a)	2,266	306,930
Public Storage	1,957	611,523
PulteGroup Inc.	3,090	169,548
Qorvo Inc.(a)	1,339	253,861
QUALCOMM Inc.	15,038	2,252,692
Quest Diagnostics Inc.	1,545	219,081

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Raytheon Technologies Corp.	21,740	$1,890,293
Realty Income Corp.	2,472	173,757
Regency Centers Corp.	2,472	161,694
Regeneron Pharmaceuticals Inc.(a)	1,133	651,033
Regions Financial Corp.	16,583	319,223
Reinsurance Group of America Inc.	927	102,137
ResMed Inc.	1,854	503,917
RingCentral Inc., Class A(a)	721	192,702
Robert Half International Inc.	2,266	222,544
Rockwell Automation Inc.	1,442	443,300
Roku Inc.(a)	1,545	661,739
Rollins Inc.	5,705	218,673
Roper Technologies Inc.	1,545	759,120
Ross Stores Inc.	4,841	593,942
Royal Caribbean Cruises Ltd.(a)	2,781	213,775
S&P Global Inc.	3,090	1,324,745
salesforce.com Inc.(a)	12,198	2,950,962
SBA Communications Corp., Class A	1,442	491,708
Schlumberger Ltd.	53,148	1,532,257
Seagen Inc.(a)	1,236	189,590
Sealed Air Corp.	3,914	222,120
Sempra Energy	5,670	740,786
ServiceNow Inc.(a)	2,472	1,453,264
Sherwin-Williams Co. (The)	4,017	1,169,068
Simon Property Group Inc.	4,841	612,483
Skyworks Solutions Inc.	2,266	418,100
Snap Inc., Class A, NVS(a)	12,772	950,492
Snap-on Inc.	1,133	246,971
Snowflake Inc., Class A(a)	721	191,584
SolarEdge Technologies Inc.(a)	824	213,812
Splunk Inc.(a)	1,751	248,607
Square Inc., Class A(a)	5,150	1,273,389
SS&C Technologies Holdings Inc.	2,266	177,632
Stanley Black & Decker Inc.	2,472	487,108
Starbucks Corp.	17,304	2,101,225
State Street Corp.	5,205	453,564
Stryker Corp.	4,635	1,255,807
Sun Communities Inc.	1,030	201,993
Sunrun Inc.(a)	4,326	229,148
SVB Financial Group(a)	721	396,521
Synchrony Financial	7,004	329,328
Synopsys Inc.(a)	1,339	385,619
Sysco Corp.	8,343	619,051
T Rowe Price Group Inc.	2,369	483,655
Take-Two Interactive Software Inc.(a)	1,030	178,623
Target Corp.	6,283	1,640,177
TE Connectivity Ltd.	5,974	880,986
Teladoc Health Inc.(a)(c)	2,060	305,807
Teledyne Technologies Inc.(a)(c)	515	233,177
Teleflex Inc.	515	204,676
Teradyne Inc.	2,472	313,944
Tesla Inc.(a)	10,094	6,936,597
Texas Instruments Inc.	11,845	2,257,894
Textron Inc.	2,987	206,133
Thermo Fisher Scientific Inc.	5,253	2,836,673
TJX Companies Inc. (The)	16,583	1,141,076
T-Mobile U.S. Inc.(a)	8,034	1,157,057
Tractor Supply Co.	1,442	260,901
Trade Desk Inc. (The), Class A(a)	5,665	464,020
Tradeweb Markets Inc., Class A	1,442	125,065

Security	Shares	Value

United States (continued)
TransDigm Group Inc.(a)	721	$462,226
TransUnion	2,781	333,887
Travelers Companies Inc. (The)	3,502	521,518
Trimble Inc.(a)	4,532	387,486
Truist Financial Corp.	17,253	939,081
Twilio Inc., Class A(a)	2,060	769,595
Twitter Inc.(a)	10,094	704,057
Tyson Foods Inc., Class A	2,163	154,568
U.S. Bancorp	18,643	1,035,432
Uber Technologies Inc.(a)	18,952	823,654
UDR Inc.	2,829	155,567
Ulta Beauty Inc.(a)	824	276,699
Union Pacific Corp.	8,343	1,825,115
United Parcel Service Inc., Class B	9,064	1,734,487
United Rentals Inc.(a)	1,442	475,211
UnitedHealth Group Inc.	12,154	5,010,122
Universal Health Services Inc., Class B	1,030	165,222
Vail Resorts Inc.(a)	618	188,614
Valero Energy Corp.	3,708	248,325
Veeva Systems Inc., Class A(a)	1,957	651,113
Ventas Inc.	5,768	344,811
VEREIT Inc.	4,905	240,198
VeriSign Inc.(a)	1,339	289,719
Verisk Analytics Inc., Class A	2,060	391,276
Verizon Communications Inc.	52,633	2,935,869
Vertex Pharmaceuticals Inc.(a)	3,193	643,645
VF Corp.	4,738	379,988
ViacomCBS Inc., Class B, NVS	6,234	255,158
Viatris Inc.	17,424	245,156
VICI Properties Inc.	7,725	240,943
Visa Inc., Class A	21,733	5,354,794
VMware Inc., Class A(a)(c)	1,133	174,187
Vornado Realty Trust	3,828	166,518
Voya Financial Inc.	4,120	265,328
Vulcan Materials Co.	2,781	500,552
Walgreens Boots Alliance Inc.	12,463	587,630
Walmart Inc.	20,085	2,863,117
Walt Disney Co. (The)(a)	23,175	4,079,263
Waters Corp.(a)	927	361,354
Wayfair Inc., Class A(a)(c)	1,030	248,601
Wells Fargo & Co.	54,281	2,493,669
Welltower Inc.	6,592	572,581
West Pharmaceutical Services Inc.	618	254,449
Western Digital Corp.(a)	4,223	274,199
Western Union Co. (The)	7,210	167,344
Westinghouse Air Brake Technologies Corp.	2,987	253,507
Weyerhaeuser Co.	10,918	368,264
Whirlpool Corp.	1,236	273,823
Williams Companies Inc. (The)	32,239	807,587
Willis Towers Watson PLC	1,462	301,289
Workday Inc., Class A(a)	2,369	555,294
WP Carey Inc.	2,374	191,558
WW Grainger Inc.	618	274,750
Wynn Resorts Ltd.(a)	1,957	192,432
Xilinx Inc.	3,399	509,306
XPO Logistics Inc.(a)	1,236	171,421
Xylem Inc./NY	3,399	427,764
Yum! Brands Inc.	2,884	378,929
Zebra Technologies Corp., Class A(a)	721	398,338
Zillow Group Inc., Class C, NVS(a)(c)	3,399	361,178

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Zimmer Biomet Holdings Inc.	3,296	$538,632
Zoetis Inc.	6,489	1,315,320
Zoom Video Communications Inc., Class A(a)	2,678	1,012,552

		504,428,174

Total Common Stocks — 99.1% (Cost: $631,298,476)		853,364,232

Preferred Stocks

Brazil — 0.1%
Banco Bradesco SA, Preference Shares, NVS	46,884	218,295
Bradespar SA, Preference Shares, NVS	37,286	529,482
Itau Unibanco Holding SA, Preference Shares, NVS	21,169	123,155
Itausa SA, Preference Shares, NVS	153,058	328,259

		1,199,191

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	7,331	350,184

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	21,527	154,319

Germany — 0.3%
Fuchs Petrolub SE, Preference Shares, NVS	2,266	112,911
Henkel AG & Co. KGaA, Preference Shares, NVS	4,944	501,245
Sartorius AG, Preference Shares, NVS	1,257	760,375
Volkswagen AG, Preference Shares, NVS	3,193	777,721

		2,152,252

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	398,404	185,747

South Korea — 0.1%
LG Chem Ltd., Preference Shares, NVS	384	128,089

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co. Ltd., Preference Shares, NVS	10,300	$646,592

		774,681

Total Preferred Stocks — 0.5% (Cost: $4,176,390)		4,816,374

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	4,224,871	4,226,983
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	1,380,000	1,380,000

		5,606,983

Total Short-Term Investments — 0.7% (Cost: $5,605,369)		5,606,983

Total Investments in Securities — 100.3% (Cost: $641,080,235)		863,787,589

Other Assets, Less Liabilities — (0.3)%		(2,568,486)

Net Assets — 100.0%		$861,219,103

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,907,756	$2,321,219	(a)	$—	$(1,181)	$(811)	$4,226,983	4,224,871	$22,140	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	960,000	420,000	(a)	—	—	—	1,380,000	1,380,000	455		—
BlackRock Inc.	591,110	538,519		—	—	395,723	1,525,352	1,759	20,896		—

					$(1,181)	$394,912	$7,132,335		$43,491		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	5	09/17/21	$580	$2,122
MSCI Emerging Markets E-Mini Index	6	09/17/21	383	(16,096)
S&P 500 E-Mini Index	6	09/17/21	1,317	43,101

				$29,127

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$45,223

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$16,096

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$644,574

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(53,784)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,059,964

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI Low Carbon Target ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$561,804,458	$291,559,774	$—	$853,364,232
Preferred Stocks	1,703,694	3,112,680	—	4,816,374
Money Market Funds	5,606,983	—	—	5,606,983

	$569,115,135	$294,672,454	$—	$863,787,589

Derivative financial instruments(a)
Assets
Futures Contracts	$45,223	$—	$—	$45,223
Liabilities
Futures Contracts	(16,096)	—	—	(16,096)

	$29,127	$—	$—	$29,127

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments July 31, 2021	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 39.5%
21Vianet Group Inc., ADR(a)	71,232	$1,234,451
360 DigiTech Inc.(a)(b)	67,098	1,425,832
360 Security Technology Inc., Class A(a)	254,400	470,681
3SBio Inc.(a)(c)	1,113,000	927,371
51job Inc., ADR(a)	24,168	1,740,579
AAC Technologies Holdings Inc.	636,000	3,817,341
AECC Aviation Power Co. Ltd., Class A	128,291	1,088,652
Agile Group Holdings Ltd.	1,272,000	1,391,637
Agora Inc., ADR(a)(b)	37,524	1,185,010
Agricultural Bank of China Ltd., Class A	3,180,000	1,441,590
Agricultural Bank of China Ltd., Class H	20,670,000	6,892,893
Aier Eye Hospital Group Co. Ltd., Class A	275,474	2,512,056
Air China Ltd., Class A(a)	383,218	389,648
Air China Ltd., Class H(a)	1,276,000	813,654
Akeso Inc.(a)(b)(c)	257,000	1,709,828
Alibaba Group Holding Ltd.(a)	12,052,240	294,348,847
Alibaba Health Information Technology Ltd.(a)	3,180,000	4,956,370
Alibaba Pictures Group Ltd.(a)	9,540,000	1,155,122
A-Living Smart City Services Co. Ltd.(c)	477,000	1,819,359
Aluminum Corp. of China Ltd., Class A(a)	700,699	647,759
Aluminum Corp. of China Ltd., Class H(a)	3,180,000	1,939,651
Angel Yeast Co. Ltd., Class A	33,498	242,651
Anhui Conch Cement Co. Ltd., Class A	222,680	1,221,344
Anhui Conch Cement Co. Ltd., Class H	885,000	4,232,868
Anhui Gujing Distillery Co. Ltd., Class A	33,435	964,420
Anhui Gujing Distillery Co. Ltd., Class B	63,600	861,115
Anhui Kouzi Distillery Co. Ltd., Class A	31,800	270,695
ANTA Sports Products Ltd.	894,000	19,463,587
Autohome Inc., ADR	54,378	2,463,325
AVIC Electromechanical Systems Co. Ltd., Class A	192,499	295,168
AVIC Industry-Finance Holdings Co. Ltd., Class A	540,600	323,852
AviChina Industry & Technology Co. Ltd., Class H	2,228,000	1,670,278
Baidu Inc., ADR(a)	215,604	35,361,212
Bank of Beijing Co. Ltd., Class A	985,800	654,400
Bank of Chengdu Co. Ltd., Class A	254,400	425,820
Bank of China Ltd., Class A	795,000	367,781
Bank of China Ltd., Class H	64,236,000	22,321,385
Bank of Communications Co. Ltd., Class A	1,939,886	1,284,866
Bank of Communications Co. Ltd., Class H	6,678,100	3,862,946
Bank of Hangzhou Co. Ltd., Class A	349,960	655,914
Bank of Jiangsu Co. Ltd., Class A	811,400	786,037
Bank of Nanjing Co. Ltd., Class A	543,600	734,614
Bank of Ningbo Co. Ltd., Class A	318,023	1,595,924
Bank of Shanghai Co. Ltd., Class A	699,641	774,383
Baoshan Iron & Steel Co. Ltd., Class A	1,081,295	1,323,950
Baozun Inc., ADR(a)(b)	49,926	1,234,171
BBMG Corp., Class A	347,494	136,072
BeiGene Ltd., ADR(a)(b)	36,888	11,678,372
Beijing Capital International Airport Co. Ltd., Class H(a)	1,272,000	731,050
Beijing Dabeinong Technology Group Co. Ltd., Class A	238,300	292,396
Beijing Enlight Media Co. Ltd., Class A	159,000	219,290
Beijing Enterprises Holdings Ltd.	318,000	989,147
Beijing Enterprises Water Group Ltd.	3,816,000	1,400,762
Beijing New Building Materials PLC, Class A	96,026	483,513
Beijing Originwater Technology Co. Ltd., Class A	222,600	238,251

Security	Shares	Value

China (continued)
Beijing Shiji Information Technology Co. Ltd., Class A	46,120	$144,277
Beijing Shunxin Agriculture Co. Ltd., Class A	31,800	153,468
Beijing Sinnet Technology Co. Ltd., Class A	97,099	243,141
Beijing Tiantan Biological Products Corp. Ltd., Class A	74,120	424,274
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	1,653,600	1,231,147
Betta Pharmaceuticals Co. Ltd., Class A	31,800	406,786
BGI Genomics Co. Ltd., Class A	29,790	518,635
Bilibili Inc., ADR(a)(b)	129,744	11,103,492
BOC Aviation Ltd.(c)	190,800	1,402,888
BOE Technology Group Co. Ltd., Class A	1,844,400	1,641,702
Bosideng International Holdings Ltd.	2,544,000	1,592,841
Brilliance China Automotive Holdings Ltd.	2,577,600	1,796,599
Brilliance China Automotive Holdings Ltd., NVS	28,640	199,621
Burning Rock Biotech Ltd., ADR(a)	34,026	775,112
BYD Co. Ltd., Class A	95,400	3,938,416
BYD Co. Ltd., Class H	636,000	19,657,761
BYD Electronic International Co. Ltd.(b)	477,000	2,423,235
By-Health Co. Ltd., Class A	95,400	405,421
Caitong Securities Co. Ltd., Class A	224,268	338,087
CanSino Biologics Inc., Class H(a)(b)(c)	63,600	2,698,022
CGN Power Co. Ltd., Class H(c)	7,632,000	1,649,710
Changchun High & New Technology Industry Group Inc., Class A	31,800	1,507,723
Changjiang Securities Co. Ltd., Class A	413,400	441,699
Chaozhou Three-Circle Group Co. Ltd., Class A	97,097	699,634
China Aoyuan Group Ltd.	954,000	610,106
China Bohai Bank Co. Ltd., Class H(c)	1,908,000	743,936
China Cinda Asset Management Co. Ltd., Class H	7,314,000	1,242,355
China CITIC Bank Corp. Ltd., Class H	7,314,200	3,273,283
China Communications Services Corp. Ltd., Class H	1,908,000	818,529
China Conch Venture Holdings Ltd.	1,272,000	4,637,531
China Construction Bank Corp., Class A	413,400	368,580
China Construction Bank Corp., Class H	76,320,390	53,160,462
China CSSC Holdings Ltd., Class A	190,800	437,714
China East Education Holdings Ltd.(c)	477,000	557,822
China Eastern Airlines Corp. Ltd., Class A	572,495	390,701
China Education Group Holdings Ltd.	636,000	1,153,289
China Everbright Bank Co. Ltd., Class A	2,003,400	1,022,942
China Everbright Bank Co. Ltd., Class H	2,544,000	867,237
China Everbright Environment Group Ltd.	2,862,370	1,552,406
China Everbright Ltd.	636,000	699,038
China Evergrande Group(b)	1,590,000	1,075,759
China Feihe Ltd.(c)	2,544,000	4,890,865
China Fortune Land Development Co. Ltd., Class A(a)	286,278	192,108
China Galaxy Securities Co. Ltd., Class H	3,339,000	1,744,603
China Gas Holdings Ltd.	2,416,800	7,440,814
China Greatwall Technology Group Co. Ltd., Class A	159,000	392,730
China Hongqiao Group Ltd.	1,749,000	2,318,897
China Huarong Asset Management Co. Ltd., Class H(c)(d)	9,666,000	951,531
China Huishan Dairy Holdings Co. Ltd.(a)(d)	277,900	0	(e)
China International Capital Corp. Ltd., Class H(c)	1,272,000	2,930,079
China Jinmao Holdings Group Ltd.	4,452,000	1,243,297
China Jushi Co. Ltd., Class A	207,571	481,480
China Lesso Group Holdings Ltd.	954,000	1,992,051
China Life Insurance Co. Ltd., Class A	159,790	693,154

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Life Insurance Co. Ltd., Class H	5,724,000	$9,540,445
China Literature Ltd.(a)(b)(c)	318,000	2,951,049
China Longyuan Power Group Corp. Ltd., Class H	2,864,000	5,363,316
China Medical System Holdings Ltd.	1,273,000	2,585,214
China Meidong Auto Holdings Ltd.	358,000	1,932,398
China Mengniu Dairy Co. Ltd.	2,544,000	13,812,426
China Merchants Bank Co. Ltd., Class A	922,204	6,647,981
China Merchants Bank Co. Ltd., Class H	3,180,446	24,195,408
China Merchants Energy Shipping Co. Ltd., Class A	498,598	291,221
China Merchants Port Holdings Co. Ltd.	1,278,180	1,780,987
China Merchants Securities Co. Ltd., Class A	411,065	1,055,534
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	318,060	461,132
China Minsheng Banking Corp. Ltd., Class A	1,908,098	1,175,440
China Minsheng Banking Corp. Ltd., Class H	4,293,020	1,746,439
China Molybdenum Co. Ltd., Class A	954,000	1,022,294
China Molybdenum Co. Ltd., Class H	2,862,000	2,094,814
China National Building Material Co. Ltd., Class H	3,180,000	3,444,262
China National Chemical Engineering Co. Ltd., Class A	252,056	341,313
China National Medicines Corp. Ltd., Class A	31,800	149,509
China National Nuclear Power Co. Ltd., Class A	699,600	520,458
China National Software & Service Co. Ltd., Class A	31,800	285,906
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	222,600	1,654,451
China Oilfield Services Ltd., Class H	1,420,000	1,032,193
China Overseas Land & Investment Ltd.	3,021,260	6,332,389
China Overseas Property Holdings Ltd.	1,590,000	1,490,292
China Pacific Insurance Group Co. Ltd., Class A	349,898	1,411,122
China Pacific Insurance Group Co. Ltd., Class H	2,098,800	5,910,267
China Petroleum & Chemical Corp., Class A	1,049,492	647,506
China Petroleum & Chemical Corp., Class H	19,716,000	9,015,544
China Power International Development Ltd.	3,816,000	873,622
China Railway Group Ltd., Class A	922,200	752,621
China Railway Group Ltd., Class H	3,180,000	1,474,408
China Resources Beer Holdings Co. Ltd.	1,276,000	9,567,709
China Resources Cement Holdings Ltd.	1,908,000	1,576,275
China Resources Gas Group Ltd.	636,000	3,920,192
China Resources Land Ltd.	2,545,555	8,506,881
China Resources Mixc Lifestyle Services Ltd.(c)	254,400	1,541,246
China Resources Pharmaceutical Group Ltd.(c)	1,272,000	681,301
China Resources Power Holdings Co. Ltd.	1,272,000	2,192,860
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	65,273	240,968
China Shenhua Energy Co. Ltd., Class A	255,718	673,486
China Shenhua Energy Co. Ltd., Class H	2,862,000	5,415,536
China South Publishing & Media Group Co. Ltd., Class A	97,097	124,793
China Southern Airlines Co. Ltd., Class A(a)	540,600	447,379
China Southern Airlines Co. Ltd., Class H(a)	1,272,000	668,960
China State Construction Engineering Corp. Ltd., Class A	1,939,800	1,339,885
China State Construction International Holdings Ltd.	1,272,000	792,389
China Taiping Insurance Holdings Co. Ltd.	1,081,390	1,519,088
China Tourism Group Duty Free Corp. Ltd., Class A	96,498	3,604,414
China Tower Corp. Ltd., Class H(c)	33,708,000	4,471,657
China Traditional Chinese Medicine Holdings Co. Ltd.	1,918,000	1,198,603
China TransInfo Technology Co. Ltd., Class A	127,200	303,775
China Vanke Co. Ltd., Class A	508,807	1,627,995

Security	Shares	Value

China (continued)
China Vanke Co. Ltd., Class H	1,335,684	$3,479,530
China Yangtze Power Co. Ltd., Class A	1,081,248	3,180,253
China Yuhua Education Corp. Ltd.(c)	1,272,000	787,312
China Zheshang Bank Co. Ltd., Class A	1,335,600	748,256
Chindata Group Holdings Ltd., ADR(a)(b)	62,328	777,853
Chongqing Brewery Co. Ltd., Class A(a)	33,496	802,453
Chongqing Changan Automobile Co. Ltd., Class A	316,337	902,598
Chongqing Fuling Zhacai Group Co. Ltd., Class A(a)	63,600	299,033
Chongqing Rural Commercial Bank Co. Ltd., Class H	1,908,000	712,131
Chongqing Zhifei Biological Products Co. Ltd., Class A	63,600	1,559,725
CIFI Ever Sunshine Services Group Ltd.	612,000	1,223,100
CIFI Holdings Group Co. Ltd.	2,544,000	1,534,245
CITIC Ltd.	4,452,000	4,808,560
CITIC Securities Co. Ltd., Class A	572,828	2,004,598
CITIC Securities Co. Ltd., Class H	1,749,000	3,894,984
Contemporary Amperex Technology Co. Ltd., Class A	110,599	9,479,049
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	664,387	1,824,997
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(b)	2,697,899	4,069,809
COSCO SHIPPING Ports Ltd.	1,912,000	1,364,510
Country Garden Holdings Co. Ltd.	6,042,838	5,907,600
Country Garden Services Holdings Co. Ltd.	1,272,000	10,328,500
CSC Financial Co. Ltd., Class A	222,699	910,947
CSPC Pharmaceutical Group Ltd.	7,185,440	9,699,184
Dada Nexus Ltd., ADR(a)(b)	44,838	968,052
Dali Foods Group Co. Ltd.(c)	1,749,000	947,516
Daqo New Energy Corp., ADR(a)(b)	42,930	2,543,602
DaShenLin Pharmaceutical Group Co. Ltd., Class A	32,000	210,269
DHC Software Co. Ltd., Class A	190,800	210,244
DiDi Global Inc., Class A, ADR(a)(b)	243,275	2,508,165
Dong-E-E-Jiao Co. Ltd., Class A	31,800	150,211
Dongfang Electric Corp. Ltd., Class A	222,188	401,652
Dongfeng Motor Group Co. Ltd., Class H	1,908,000	1,692,568
Dongxing Securities Co. Ltd., Class A	192,498	307,109
DouYu International Holdings Ltd., ADR(a)(b)	78,864	317,822
East Money Information Co. Ltd., Class A	491,344	2,366,548
Ecovacs Robotics Co. Ltd., Class A	31,800	842,707
ENN Energy Holdings Ltd.	636,000	13,272,232
Eve Energy Co. Ltd., Class A	95,416	1,670,519
Everbright Securities Co. Ltd., Class A	191,893	449,670
Fangda Carbon New Material Co. Ltd., Class A	256,775	349,870
Far East Horizon Ltd.	1,272,000	1,356,927
Fiberhome Telecommunication Technologies Co. Ltd., Class A	65,299	201,064
First Capital Securities Co. Ltd., Class A(a)	254,400	245,639
Flat Glass Group Co. Ltd., Class H(b)	318,000	1,422,084
Focus Media Information Technology Co. Ltd., Class A	795,040	926,139
Foshan Haitian Flavouring & Food Co. Ltd., Class A	191,140	3,394,626
Fosun International Ltd.	2,067,000	2,736,339
Founder Securities Co. Ltd., Class A(a)	540,142	735,608
Foxconn Industrial Internet Co. Ltd., Class A	381,600	663,603
Fujian Sunner Development Co. Ltd., Class A	63,600	183,643
Fuyao Glass Industry Group Co. Ltd., Class A	99	742
Fuyao Glass Industry Group Co. Ltd., Class H(c)	508,800	3,239,286
Ganfeng Lithium Co. Ltd., Class A	65,298	1,977,671
Ganfeng Lithium Co. Ltd., Class H(c)	160,400	3,452,371
Gaotu Techedu Inc.(a)(b)	98,327	313,663

S C H E D U L E O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
GCL System Integration Technology Co. Ltd., Class A(a)	413,400	$272,409
GDS Holdings Ltd., ADR(a)	71,868	4,237,337
Geely Automobile Holdings Ltd.	4,770,000	16,000,429
Gemdale Corp., Class A	254,446	330,054
Genscript Biotech Corp.(a)	658,000	2,892,399
GF Securities Co. Ltd., Class A	413,400	987,312
GF Securities Co. Ltd., Class H	890,400	1,265,131
Giant Network Group Co. Ltd., Class A	97,019	163,521
Gigadevice Semiconductor Beijing Inc., Class A	31,935	1,139,531
GoerTek Inc., Class A	190,897	1,129,304
GOME Retail Holdings Ltd.(a)(b)	9,540,160	1,042,434
Great Wall Motor Co. Ltd., Class A	95,400	901,667
Great Wall Motor Co. Ltd., Class H	2,544,000	12,291,483
Greenland Holdings Corp. Ltd., Class A	468,887	313,699
Greentown China Holdings Ltd.(b)	795,000	878,079
Greentown Service Group Co. Ltd.	1,272,000	1,383,116
GRG Banking Equipment Co. Ltd., Class A	159,060	257,121
Guangdong Haid Group Co. Ltd., Class A	97,099	944,570
Guangdong Investment Ltd.	2,544,000	3,559,772
Guangdong Kinlong Hardware Products Co. Ltd., Class A	31,800	1,007,640
Guanghui Energy Co. Ltd., Class A(a)	540,600	336,717
Guangzhou Automobile Group Co. Ltd., Class H	2,544,397	2,205,424
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	95,400	443,424
Guangzhou Haige Communications Group Inc. Co., Class A	190,311	291,978
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	33,498	687,259
Guangzhou R&F Properties Co. Ltd., Class H	1,017,600	892,957
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	32,858	564,643
Guangzhou Tinci Materials Technology Co. Ltd., Class A	31,800	498,370
Guosen Securities Co. Ltd., Class A	349,800	573,027
Guotai Junan Securities Co. Ltd., Class A	477,000	1,199,011
Guoyuan Securities Co. Ltd., Class A	277,430	308,690
Haidilao International Holding Ltd.(c)	954,000	3,578,417
Haier Smart Home Co. Ltd., Class A	349,800	1,352,528
Haier Smart Home Co. Ltd., Class H	1,526,400	5,235,054
Haitian International Holdings Ltd.	639,000	2,339,364
Haitong Securities Co. Ltd., Class A	763,200	1,305,318
Haitong Securities Co. Ltd., Class H	1,908,000	1,572,464
Hangzhou First Applied Material Co. Ltd., Class A	63,796	1,325,304
Hangzhou Robam Appliances Co. Ltd., Class A	63,183	380,525
Hangzhou Silan Microelectronics Co. Ltd., Class A	88,700	959,482
Hangzhou Tigermed Consulting Co. Ltd., Class A	32,890	804,526
Hangzhou Tigermed Consulting Co. Ltd., Class H(c)	96,900	1,881,842
Hansoh Pharmaceutical Group Co. Ltd.(c)	972,000	3,483,356
Hefei Meiya Optoelectronic Technology Inc., Class A	31,800	243,420
Hello Group Inc., NVS	126,882	1,572,068
Henan Shuanghui Investment & Development Co. Ltd., Class A	154,098	613,050
Hengan International Group Co. Ltd.	477,000	2,829,402
Hengli Petrochemical Co. Ltd., Class A	318,099	1,440,006
HengTen Networks Group Ltd.(a)(b)	2,368,000	1,062,134
Hengyi Petrochemical Co. Ltd., Class A	204,700	385,254
Hesteel Co. Ltd., Class A	667,800	278,873

Security	Shares	Value

China (continued)
Hithink RoyalFlush Information Network Co. Ltd., Class A	31,888	$458,316
Hongfa Technology Co. Ltd., Class A	31,800	323,739
Hopson Development Holdings Ltd.	523,600	1,735,253
Hua Hong Semiconductor Ltd.(a)(b)(c)	318,000	2,015,185
Huaan Securities Co. Ltd., Class A	374,860	294,748
Huadian Power International Corp. Ltd., Class A	318,000	156,913
Huadong Medicine Co. Ltd., Class A	95,487	526,524
Hualan Biological Engineering Inc., Class A	80,280	457,779
Huaneng Power International Inc., Class A	190,800	113,256
Huaneng Power International Inc., Class H	3,180,000	1,080,251
Huatai Securities Co. Ltd., Class A	381,600	852,866
Huatai Securities Co. Ltd., Class H(c)	1,208,400	1,601,158
Huaxi Securities Co. Ltd., Class A	190,800	260,294
Huaxia Bank Co. Ltd., Class A	764,299	648,107
Huaxin Cement Co. Ltd., Class A	95,400	218,912
Huayu Automotive Systems Co. Ltd., Class A	192,000	574,441
Huazhu Group Ltd., ADR(a)	142,782	6,422,334
Hubei Biocause Pharmaceutical Co. Ltd., Class A	349,800	180,338
Hundsun Technologies Inc., Class A	112,012	967,408
HUYA Inc., ADR(a)(b)	66,462	850,049
Iflytek Co. Ltd., Class A	128,000	1,162,649
I-Mab, ADR(a)	25,440	1,986,355
Industrial & Commercial Bank of China Ltd., Class A	2,353,200	1,670,803
Industrial & Commercial Bank of China Ltd., Class H	45,156,350	25,075,004
Industrial Bank Co. Ltd., Class A	1,043,825	2,857,497
Industrial Securities Co. Ltd., Class A	412,959	568,825
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	2,226,096	983,343
Inner Mongolia Junzheng Energy & Chemical
Industry Group Co. Ltd., Class A	506,200	380,833
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	318,091	1,645,959
Innovent Biologics Inc.(a)(c)	955,500	9,783,610
Inspur Electronic Information Industry Co. Ltd., Class A	63,648	300,542
iQIYI Inc., ADR(a)	227,370	2,537,449
Jafron Biomedical Co. Ltd., Class A	56,820	590,798
Jason Furniture Hangzhou Co. Ltd., Class A	30,000	300,962
JD Health International Inc.(a)(b)(c)	222,600	2,394,681
JD.com Inc., ADR(a)	691,014	48,979,072
Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	222,600	202,844
Jiangsu Eastern Shenghong Co. Ltd., Class A	159,000	670,400
Jiangsu Expressway Co. Ltd., Class H	1,274,000	1,361,191
Jiangsu Hengli Hydraulic Co. Ltd., Class A	77,665	1,179,197
Jiangsu Hengrui Medicine Co. Ltd., Class A	307,790	2,597,304
Jiangsu King’s Luck Brewery JSC Ltd., Class A	63,600	405,505
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	63,600	1,608,274
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	63,600	335,755
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	190,800	134,806
Jiangsu Zhongtian Technology Co. Ltd., Class A	190,800	224,479
Jiangxi Copper Co. Ltd., Class A	95,400	383,184
Jiangxi Copper Co. Ltd., Class H	954,000	2,002,933
Jiangxi Zhengbang Technology Co. Ltd., Class A	190,800	281,046
Jinke Properties Group Co. Ltd., Class A	286,200	190,744
Jinxin Fertility Group Ltd.(c)	636,000	1,195,292
Jiumaojiu International Holdings Ltd.(b)(c)	636,000	1,898,030

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	159,000	$290,336
Jointown Pharmaceutical Group Co. Ltd., Class A	127,200	277,428
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	58,686	332,679
JOYY Inc., ADR	47,064	2,515,571
Juewei Food Co. Ltd., Class A	30,000	317,442
Kaisa Group Holdings Ltd.	2,226,000	604,657
KE Holdings Inc., ADR(a)	282,384	6,209,624
Kingboard Holdings Ltd.	636,000	3,332,055
Kingboard Laminates Holdings Ltd.	795,000	1,594,718
Kingdee International Software Group Co. Ltd.(a)	2,226,000	6,952,209
Kingsoft Cloud Holdings Ltd., ADR(a)(b)	44,202	1,281,858
Kingsoft Corp. Ltd.	636,000	2,975,991
Kuaishou Technology(a)(c)	222,600	3,158,843
Kunlun Energy Co. Ltd.	3,186,000	2,754,451
Kweichow Moutai Co. Ltd., Class A	63,672	16,562,040
KWG Group Holdings Ltd.	1,113,000	1,221,505
Laobaixing Pharmacy Chain JSC, Class A	42,720	289,535
LB Group Co. Ltd., Class A	127,200	589,366
Lee & Man Paper Manufacturing Ltd.	1,272,000	949,809
Lenovo Group Ltd.	5,724,000	5,337,527
Lens Technology Co. Ltd., Class A	254,486	1,002,269
Lepu Medical Technology Beijing Co. Ltd., Class A	95,400	381,193
Li Auto Inc., ADR(a)	376,512	12,571,736
Li Ning Co. Ltd.	1,754,500	18,529,823
Liaoning Cheng Da Co. Ltd., Class A	127,242	385,076
Lingyi iTech Guangdong Co., Class A	381,600	408,458
Livzon Pharmaceutical Group Inc., Class A	63,601	389,918
Logan Group Co. Ltd.	954,000	1,016,571
Longfor Group Holdings Ltd.(c)	1,431,000	6,651,580
LONGi Green Energy Technology Co. Ltd., Class A	268,720	3,587,231
Lufax Holding Ltd., ADR(a)(b)	144,372	1,082,790
Luxshare Precision Industry Co. Ltd., Class A	318,030	1,825,334
Luzhou Laojiao Co. Ltd., Class A	63,600	1,689,776
Mango Excellent Media Co. Ltd., Class A	93,050	794,333
Maxscend Microelectronics Co. Ltd., Class A	28,640	1,793,666
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	217,087	252,946
Meituan, Class B(a)(c)	2,862,000	79,195,584
Metallurgical Corp. of China Ltd., Class A	1,113,008	645,912
Microport Scientific Corp.(b)	572,400	4,329,642
Midea Group Co. Ltd., Class A	190,800	1,879,608
Ming Yuan Cloud Group Holdings Ltd.	318,000	1,189,139
Minth Group Ltd.	636,000	2,689,665
MMG Ltd.(a)	2,544,000	1,297,292
Muyuan Foods Co. Ltd., Class A	253,736	1,661,390
NanJi E-Commerce Co. Ltd., Class A	127,200	201,976
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	52,401	239,648
Nanjing Securities Co. Ltd., Class A	254,400	405,619
NARI Technology Co. Ltd., Class A	307,797	1,497,136
NAURA Technology Group Co. Ltd., Class A	31,800	2,134,711
NavInfo Co. Ltd., Class A	190,800	379,620
NetEase Inc., ADR	322,452	32,957,819
New China Life Insurance Co. Ltd., Class A	127,299	798,669
New China Life Insurance Co. Ltd., Class H	604,200	1,653,213
New Hope Liuhe Co. Ltd., Class A(a)	254,472	449,742
New Oriental Education & Technology Group Inc., ADR(a)	1,193,454	2,589,795

Security	Shares	Value

China (continued)
Nine Dragons Paper Holdings Ltd.	1,272,000	$1,604,995
Ninestar Corp., Class A	90,300	502,419
Ningbo Joyson Electronic Corp., Class A	63,600	249,696
Ningxia Baofeng Energy Group Co. Ltd., Class A	318,000	772,680
NIO Inc., ADR(a)	1,035,408	46,262,029
Noah Holdings Ltd., ADR(a)	26,712	1,031,083
Nongfu Spring Co. Ltd., Class H(c)	381,600	1,970,289
Offcn Education Technology Co. Ltd., Class A(a)	127,200	257,067
Offshore Oil Engineering Co. Ltd., Class A	223,400	142,319
OFILM Group Co. Ltd., Class A	190,823	217,789
OneConnect Financial Technology Co. Ltd.(a)	88,722	703,565
Oppein Home Group Inc., Class A	31,800	708,649
Orient Securities Co. Ltd., Class A	351,798	595,836
Ovctek China Inc., Class A	63,680	901,339
Pacific Securities Co. Ltd. (The), Class A(a)	383,297	184,824
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	667,800	295,700
People’s Insurance Co. Group of China Ltd. (The), Class H	7,314,000	2,269,745
Perfect World Co. Ltd., Class A	90,489	223,494
PetroChina Co. Ltd., Class A	890,400	644,220
PetroChina Co. Ltd., Class H	17,172,000	7,173,462
Pharmaron Beijing Co. Ltd., Class A	31,800	977,279
Pharmaron Beijing Co. Ltd., Class H(b)(c)	127,200	2,789,546
PICC Property & Casualty Co. Ltd., Class H	5,089,814	4,111,632
Pinduoduo Inc., ADR(a)	350,754	32,132,574
Ping An Bank Co. Ltd., Class A	954,038	2,612,236
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	349,800	3,272,907
Ping An Insurance Group Co. of China Ltd., Class A	540,699	4,497,896
Ping An Insurance Group Co. of China Ltd., Class H	4,929,000	43,132,890
Poly Developments and Holdings Group Co. Ltd., Class A(a)	572,495	887,803
Poly Property Services Co. Ltd., Class H	63,600	359,465
Postal Savings Bank of China Co. Ltd., Class A	1,272,000	922,535
Postal Savings Bank of China Co. Ltd., Class H(c)	6,996,000	4,518,957
Power Construction Corp. of China Ltd., Class A	858,600	647,780
Powerlong Real Estate Holdings Ltd.	954,000	645,450
RiseSun Real Estate Development Co. Ltd., Class A	286,693	202,018
RLX Technology Inc., ADR(a)(b)	74,412	324,436
Rongsheng Petrochemical Co. Ltd., Class A	519,968	1,501,161
SAIC Motor Corp. Ltd., Class A	413,498	1,175,862
Sanan Optoelectronics Co. Ltd., Class A	255,489	1,687,447
Sangfor Technologies Inc., Class A	31,800	1,194,318
Sany Heavy Equipment International Holdings Co. Ltd.	636,000	698,125
Sany Heavy Industry Co. Ltd., Class A	445,299	1,716,205
SDIC Capital Co. Ltd., Class A	387,328	445,218
SDIC Power Holdings Co. Ltd., Class A	381,600	501,345
Sealand Securities Co. Ltd., Class A	381,610	231,189
Seazen Group Ltd.	1,974,000	1,469,396
Seazen Holdings Co. Ltd., Class A	127,224	624,486
SF Holding Co. Ltd., Class A	222,695	2,041,769
Shaanxi Coal Industry Co. Ltd., Class A	567,499	982,667
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	127,200	396,629
Shandong Gold Mining Co. Ltd., Class A	254,480	691,510
Shandong Gold Mining Co. Ltd., Class H(c)	397,500	702,466
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	127,220	610,705
Shandong Linglong Tyre Co. Ltd., Class A	93,200	540,412

S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shandong Nanshan Aluminum Co. Ltd., Class A	667,800	$529,825
Shandong Sinocera Functional Material Co. Ltd., Class A	63,600	461,641
Shandong Sun Paper Industry JSC Ltd., Class A	159,000	285,247
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	2,004,000	3,595,616
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	46,120	496,944
Shanghai Baosight Software Co. Ltd., Class A	85,080	880,042
Shanghai Construction Group Co. Ltd., Class A	508,800	210,169
Shanghai Electric Group Co. Ltd., Class A(a)	604,200	379,932
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	159,000	2,018,720
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	318,000	2,914,368
Shanghai International Airport Co. Ltd., Class A	63,600	379,980
Shanghai International Port Group Co. Ltd., Class A	604,200	461,282
Shanghai Jahwa United Co. Ltd., Class A	31,800	239,365
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	1,049,475	990,627
Shanghai M&G Stationery Inc., Class A	63,600	695,970
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	159,000	468,833
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	508,800	1,085,881
Shanghai Pudong Development Bank Co. Ltd., Class A	1,367,495	1,912,458
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	190,800	288,292
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	158,571	418,888
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	190,800	370,007
Shanxi Meijin Energy Co. Ltd., Class A(a)	286,200	384,944
Shanxi Securities Co. Ltd., Class A	255,240	248,821
Shanxi Taigang Stainless Steel Co. Ltd., Class A	413,400	653,488
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	45,480	2,028,392
Shenergy Co. Ltd., Class A	381,658	338,646
Shengyi Technology Co. Ltd., Class A	127,200	542,105
Shennan Circuits Co. Ltd., Class A	42,920	808,657
Shenwan Hongyuan Group Co. Ltd., Class A	1,303,897	865,992
Shenzhen Energy Group Co. Ltd., Class A	276,686	367,552
Shenzhen Goodix Technology Co. Ltd., Class A	31,800	588,090
Shenzhen Inovance Technology Co. Ltd., Class A	145,100	1,752,890
Shenzhen International Holdings Ltd.	795,000	1,047,911
Shenzhen Investment Ltd.	2,544,000	714,929
Shenzhen Kangtai Biological Products Co. Ltd., Class A	31,800	626,389
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	63,875	3,870,144
Shenzhen Overseas Chinese Town Co. Ltd., Class A	477,000	476,400
Shenzhen Sunway Communication Co. Ltd., Class A	63,600	255,147
Shenzhou International Group Holdings Ltd.	667,800	14,820,669
Shimao Group Holdings Ltd.	954,000	1,883,095
Shimao Services Holdings Ltd.(c)	318,000	734,297
Sichuan Chuantou Energy Co. Ltd., Class A	286,200	484,758
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	95,400	271,048
Sichuan Swellfun Co. Ltd., Class A	31,800	502,892
Silergy Corp.	58,000	7,869,714

Security	Shares	Value

China (continued)
Sinolink Securities Co. Ltd., Class A	190,800	$316,900
Sinopec Shanghai Petrochemical Co. Ltd., Class A	286,200	142,684
Sinopharm Group Co. Ltd., Class H	1,017,600	2,668,365
Sinotruk Hong Kong Ltd.	636,000	1,090,252
Smoore International Holdings Ltd.(c)	954,000	4,113,310
Songcheng Performance Development Co. Ltd., Class A	170,120	333,916
SooChow Securities Co. Ltd., Class A	236,575	287,303
Southwest Securities Co. Ltd., Class A	540,600	379,972
Spring Airlines Co. Ltd., Class A(a)	65,299	479,559
SSY Group Ltd.	1,272,000	816,683
Sun Art Retail Group Ltd.(a)	1,590,000	989,847
Sunac China Holdings Ltd.(a)	1,908,000	4,950,786
Sunac Services Holdings Ltd.(a)(c)	318,000	862,624
Sungrow Power Supply Co. Ltd., Class A	92,200	2,403,987
Suning.com Co. Ltd., Class A(a)	567,894	518,889
Sunny Optical Technology Group Co. Ltd.	572,400	17,378,935
Sunwoda Electronic Co. Ltd., Class A	97,099	508,754
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	127,200	416,442
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	192,409	203,641
TAL Education Group, ADR(a)	329,766	2,001,680
Tangshan Jidong Cement Co. Ltd., Class A	65,298	120,213
TBEA Co. Ltd., Class A	224,297	526,473
TCL Technology Group Corp., Class A	795,000	910,670
Tencent Holdings Ltd.	4,579,200	276,163,068
Tencent Music Entertainment Group, ADR(a)	532,014	5,623,388
Thunder Software Technology Co. Ltd., Class A	31,800	719,855
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	160,699	1,247,353
Tianma Microelectronics Co. Ltd., Class A	128,889	279,630
Tianshui Huatian Technology Co. Ltd., Class A	222,600	490,550
Tingyi Cayman Islands Holding Corp.	1,274,000	2,296,918
Toly Bread Co. Ltd., Class A	63,618	272,868
Tongcheng-Elong Holdings Ltd.(a)	763,200	1,717,565
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	127,200	217,712
Tongkun Group Co. Ltd., Class A	128,896	517,834
Tongling Nonferrous Metals Group Co. Ltd., Class A	1,144,800	651,489
Tongwei Co. Ltd., Class A	222,600	1,492,680
Topchoice Medical Corp., Class A(a)	30,900	1,513,287
Topsports International Holdings Ltd.(c)	1,272,000	1,775,134
Transfar Zhilian Co. Ltd., Class A	256,096	281,434
TravelSky Technology Ltd., Class H	638,000	1,083,821
Trip.com Group Ltd., ADR(a)	402,906	10,447,353
Tsingtao Brewery Co. Ltd., Class A	61,800	769,619
Tsingtao Brewery Co. Ltd., Class H	348,000	2,750,503
Unigroup Guoxin Microelectronics Co. Ltd., Class A	31,800	941,662
Uni-President China Holdings Ltd.	1,272,000	1,278,945
Unisplendour Corp. Ltd., Class A	159,020	649,277
Universal Scientific Industrial Shanghai Co. Ltd., Class A	95,400	202,873
Up Fintech Holding Ltd., ADR(a)(b)	62,646	999,204
Venus MedTech Hangzhou Inc., Class H(a)(c)	159,000	1,004,958
Vinda International Holdings Ltd.(b)	318,000	898,232
Vipshop Holdings Ltd., ADR(a)	357,750	5,949,382
Walvax Biotechnology Co. Ltd., Class A	95,400	1,271,358
Wanhua Chemical Group Co. Ltd., Class A	160,699	2,838,274
Want Want China Holdings Ltd.	4,134,000	2,790,476
Weibo Corp., ADR(a)	50,244	2,833,762
Weichai Power Co. Ltd., Class A	318,000	844,610

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Weichai Power Co. Ltd., Class H	1,590,600	$3,486,250
Weimob Inc.(a)(c)	1,272,000	1,725,749
Wens Foodstuffs Group Co. Ltd., Class A	366,598	714,081
Western Securities Co. Ltd., Class A	319,699	364,508
Wharf Holdings Ltd. (The)	1,294,000	4,390,737
Will Semiconductor Co. Ltd. Shanghai, Class A	31,800	1,491,518
Wingtech Technology Co. Ltd., Class A	75,400	1,278,461
Winning Health Technology Group Co. Ltd., Class A	132,138	294,783
Wuchan Zhongda Group Co. Ltd., Class A	383,299	346,845
Wuhan Guide Infrared Co. Ltd., Class A	153,961	653,825
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	128,849	386,592
Wuliangye Yibin Co. Ltd., Class A	191,899	6,576,609
WUS Printed Circuit Kunshan Co. Ltd., Class A	175,850	360,194
WuXi AppTec Co. Ltd., Class A	161,364	3,758,240
WuXi AppTec Co. Ltd., Class H(c)	229,774	5,093,007
Wuxi Biologics Cayman Inc., New(a)(c)	2,703,000	41,286,297
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	55,990	660,250
XCMG Construction Machinery Co. Ltd., Class A	478,698	431,865
Xiamen C & D Inc., Class A	190,800	208,806
Xiaomi Corp., Class B(a)(c)	11,448,000	37,495,368
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	303,313	680,642
Xinjiang Goldwind Science & Technology Co. Ltd., Class H(b)	606,658	1,139,935
Xinyi Solar Holdings Ltd.	3,816,000	7,686,455
XPeng Inc., ADR(a)	307,506	12,463,218
Yadea Group Holdings Ltd.(c)	1,272,000	2,189,014
Yango Group Co. Ltd., Class A	222,600	150,618
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	63,701	373,091
Yanzhou Coal Mining Co. Ltd., Class A	127,200	370,339
Yanzhou Coal Mining Co. Ltd., Class H	1,272,000	1,890,972
Yealink Network Technology Corp. Ltd., Class A	48,248	689,539
Yifeng Pharmacy Chain Co. Ltd., Class A	60,086	454,075
Yihai International Holding Ltd.(b)	318,000	1,918,208
Yihai Kerry Arawana Holdings Co. Ltd., Class A	63,600	669,103
Yintai Gold Co. Ltd., Class A	208,021	294,028
Yonghui Superstores Co. Ltd., Class A	574,028	358,894
Yonyou Network Technology Co. Ltd., Class A	185,290	1,028,770
Yum China Holdings Inc.	336,126	20,903,676
Yunda Holding Co. Ltd., Class A	159,020	321,398
Yunnan Baiyao Group Co. Ltd., Class A	65,254	1,001,080
Yunnan Energy New Material Co. Ltd., Class A	31,800	1,225,484
Yutong Bus Co. Ltd., Class A	128,899	226,715
Zai Lab Ltd., ADR(a)(b)	61,056	8,829,308
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	31,902	1,812,579
Zhaojin Mining Industry Co. Ltd., Class H	954,000	932,542
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	413,472	357,552
Zhejiang Chint Electrics Co. Ltd., Class A	127,200	834,190
Zhejiang Dahua Technology Co. Ltd., Class A	190,800	625,330
Zhejiang Dingli Machinery Co. Ltd., Class A	45,247	393,653
Zhejiang Expressway Co. Ltd., Class H	1,274,000	1,075,444
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	95,425	288,212
Zhejiang Huayou Cobalt Co. Ltd., Class A	63,600	1,295,335
Zhejiang Longsheng Group Co. Ltd., Class A	190,800	362,561
Zhejiang NHU Co. Ltd., Class A	157,877	633,606

Security	Shares	Value

China (continued)
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	204,640	$678,681
Zhejiang Supor Co. Ltd., Class A	33,499	268,617
Zhejiang Weixing New Building Materials Co. Ltd., Class A	97,096	287,021
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	31,800	295,655
Zhenro Properties Group Ltd.	954,000	532,786
Zheshang Securities Co. Ltd., Class A(a)	190,800	328,050
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	413,400	2,244,552
Zhongji Innolight Co. Ltd., Class A	63,699	421,146
Zhongjin Gold Corp. Ltd., Class A	318,039	404,219
Zhongsheng Group Holdings Ltd.	477,000	4,396,146
Zhuzhou CRRC Times Electric Co. Ltd., Class H(a)	445,200	3,477,715
Zijin Mining Group Co. Ltd., Class A	731,400	1,165,326
Zijin Mining Group Co. Ltd., Class H	5,088,000	7,215,759
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	498,637	589,201
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	843,400	726,392
ZTE Corp., Class A	190,800	1,148,604
ZTE Corp., Class H	636,000	2,272,287
ZTO Express Cayman Inc., ADR	350,754	9,491,403

		2,203,724,918

Hong Kong — 7.9%
AIA Group Ltd.	9,603,600	114,914,379
Bank of East Asia Ltd. (The)	890,400	1,467,048
BOC Hong Kong Holdings Ltd.	3,021,000	9,701,281
Budweiser Brewing Co. APAC Ltd.(c)	1,399,200	3,904,906
China Youzan Ltd.(a)	11,448,000	1,642,820
Chow Tai Fook Jewellery Group Ltd.	1,462,800	3,066,753
CK Asset Holdings Ltd.	1,590,132	10,818,773
CK Hutchison Holdings Ltd.	2,067,132	15,103,088
CK Infrastructure Holdings Ltd.	477,000	2,879,593
CLP Holdings Ltd.	1,272,000	13,116,126
ESR Cayman Ltd.(a)(c)	1,590,000	5,588,559
Futu Holdings Ltd., ADR(a)	40,386	4,137,950
Galaxy Entertainment Group Ltd.(a)	1,590,000	10,775,490
Hang Lung Properties Ltd.	1,590,000	4,115,537
Hang Seng Bank Ltd.(b)	604,200	11,571,306
Henderson Land Development Co. Ltd.	1,274,166	5,692,844
HK Electric Investments & HK Electric Investments Ltd., Class SS	2,226,000	2,257,613
HKT Trust & HKT Ltd., Class SS	3,180,640	4,323,376
Hong Kong & China Gas Co. Ltd.	9,222,763	14,999,328
Hong Kong Exchanges & Clearing Ltd.	994,353	63,548,786
Hongkong Land Holdings Ltd.(b)	954,000	4,328,275
Hutchmed China Ltd., ADR(a)(b)	59,148	2,487,173
Jardine Matheson Holdings Ltd.	159,000	9,459,806
Link REIT	1,621,800	15,498,485
Melco Resorts & Entertainment Ltd., ADR(a)	174,582	2,430,181
MTR Corp. Ltd.	1,272,000	7,541,242
New World Development Co. Ltd.	1,272,166	6,031,034
Perennial Energy Holdings Ltd.(b)	90,000	17,377
Power Assets Holdings Ltd.	1,113,000	7,195,757
Sands China Ltd.(a)	1,908,000	6,498,748
Sino Biopharmaceutical Ltd.	8,268,250	7,023,849
Sino Land Co. Ltd.	2,545,200	3,900,182
SJM Holdings Ltd.(a)	1,645,000	1,483,656

S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Sun Hung Kai Properties Ltd.	1,113,000	$15,921,868
Swire Pacific Ltd., Class A	318,000	1,975,362
Swire Properties Ltd.	954,000	2,713,325
Techtronic Industries Co. Ltd.	1,113,000	19,847,329
WH Group Ltd.(c)	7,473,000	6,191,881
Wharf Real Estate Investment Co. Ltd.	1,272,000	7,184,102
Wynn Macau Ltd.(a)(b)	1,272,000	1,630,206
Xinyi Glass Holdings Ltd.	1,272,000	4,753,922
Yuexiu Property Co. Ltd.	1,025,600	955,004

		438,694,320

India — 12.3%
ACC Ltd.	56,286	1,813,761
Adani Enterprises Ltd.	212,106	4,051,597
Adani Green Energy Ltd.(a)	321,695	3,802,080
Adani Ports & Special Economic Zone Ltd.	416,262	3,782,562
Adani Total Gas Ltd.	194,629	2,334,423
Adani Transmission Ltd.(a)	190,265	2,279,591
Ambuja Cements Ltd.	563,178	3,117,820
Apollo Hospitals Enterprise Ltd.	78,684	4,270,757
Asian Paints Ltd.	308,142	12,260,459
Aurobindo Pharma Ltd.	238,182	2,937,781
Avenue Supermarts Ltd.(a)(c)	131,016	6,170,364
Axis Bank Ltd.(a)	1,828,542	17,460,132
Bajaj Auto Ltd.	57,240	2,950,102
Bajaj Finance Ltd.	217,830	18,287,321
Bajaj Finserv Ltd.	31,164	5,974,262
Balkrishna Industries Ltd.	78,864	2,519,890
Bandhan Bank Ltd.(c)	553,354	2,169,755
Berger Paints India Ltd.	196,206	2,226,173
Bharat Electronics Ltd.	894,216	2,221,563
Bharat Forge Ltd.	188,574	1,960,269
Bharat Petroleum Corp. Ltd.	653,808	3,923,657
Bharti Airtel Ltd.	1,944,888	14,711,512
Biocon Ltd.(a)	324,678	1,688,304
Britannia Industries Ltd.	81,408	3,751,009
Cholamandalam Investment and Finance Co. Ltd.	305,916	1,959,090
Cipla Ltd.(a)	375,876	4,651,306
Coal India Ltd.	1,083,426	2,089,210
Colgate-Palmolive India Ltd.	99,216	2,274,517
Container Corp. of India Ltd.	206,700	1,792,953
Dabur India Ltd.	449,334	3,630,226
Divi’s Laboratories Ltd.(a)	106,848	7,049,029
DLF Ltd.	504,348	2,293,221
Dr. Reddy’s Laboratories Ltd.	93,174	5,904,049
Eicher Motors Ltd.(a)	110,982	3,779,970
GAIL India Ltd.	1,281,858	2,406,495
Godrej Consumer Products Ltd.(a)	299,874	3,983,742
Grasim Industries Ltd.	226,098	4,724,566
Havells India Ltd.	196,524	3,105,224
HCL Technologies Ltd.	869,412	11,988,583
HDFC Asset Management Co. Ltd.(c)	37,842	1,453,293
HDFC Life Insurance Co. Ltd.(c)	615,648	5,499,298
Hero MotoCorp Ltd.	95,718	3,559,938
Hindalco Industries Ltd.	1,288,218	7,718,178
Hindustan Petroleum Corp. Ltd.	533,286	1,873,820
Hindustan Unilever Ltd.	657,624	20,663,176
Housing Development Finance Corp. Ltd.	1,367,400	45,014,289
ICICI Bank Ltd.	4,091,706	37,637,042
ICICI Lombard General Insurance Co. Ltd.(c)	169,176	3,359,531
ICICI Prudential Life Insurance Co. Ltd.(c)	284,610	2,423,098

Security	Shares	Value

India (continued)
Indian Oil Corp. Ltd.	1,326,696	$1,840,500
Indraprastha Gas Ltd.	243,588	1,828,875
Indus Towers Ltd.	497,352	1,487,271
Info Edge India Ltd.	60,420	4,244,277
Infosys Ltd.	2,721,126	59,303,939
InterGlobe Aviation Ltd.(a)(c)	78,546	1,736,913
Ipca Laboratories Ltd.	57,558	1,628,573
ITC Ltd.	2,310,270	6,370,069
JSW Steel Ltd.	681,474	6,760,608
Jubilant Foodworks Ltd.(a)	64,554	3,283,773
Kotak Mahindra Bank Ltd.(a)	439,476	9,798,158
Larsen & Toubro Infotech Ltd.(c)	42,612	2,685,315
Larsen & Toubro Ltd.	539,328	11,637,752
Lupin Ltd.	184,122	2,743,513
Mahindra & Mahindra Ltd.	686,562	6,872,311
Marico Ltd.	391,458	2,879,975
Maruti Suzuki India Ltd.	108,120	10,158,609
Motherson Sumi Systems Ltd.(a)	1,004,244	3,171,799
MRF Ltd.	1,548	1,664,619
Muthoot Finance Ltd.	101,940	2,131,509
Nestle India Ltd.	27,030	6,434,698
NTPC Ltd.	3,721,872	5,919,326
Oil & Natural Gas Corp. Ltd.	1,937,574	3,001,300
Page Industries Ltd.	4,770	2,023,494
Petronet LNG Ltd.	553,320	1,623,903
PI Industries Ltd.	69,324	2,749,718
Pidilite Industries Ltd.	125,610	3,850,553
Piramal Enterprises Ltd.	82,680	2,581,162
Power Grid Corp., NVS	605,897	1,393,526
Power Grid Corp. of India Ltd.	1,817,690	4,188,336
REC Ltd.	675,432	1,373,688
Reliance Industries Ltd.	2,264,478	62,074,031
SBI Cards & Payment Services Ltd.(a)	121,794	1,698,399
SBI Life Insurance Co. Ltd.(c)	352,026	5,208,343
Shree Cement Ltd.	8,268	3,146,731
Shriram Transport Finance Co. Ltd.	154,230	2,892,509
Siemens Ltd.	53,106	1,396,126
State Bank of India	1,433,544	8,334,086
Sun Pharmaceutical Industries Ltd.	670,026	6,976,618
Tata Consultancy Services Ltd.	737,124	31,426,300
Tata Consumer Products Ltd.	488,448	4,969,278
Tata Motors Ltd.(a)	1,334,010	5,282,880
Tata Steel Ltd.	502,758	9,709,903
Tech Mahindra Ltd.	507,210	8,257,045
Titan Co. Ltd.	281,748	6,503,325
Torrent Pharmaceuticals Ltd.	41,658	1,720,635
Trent Ltd.	144,960	1,800,263
UltraTech Cement Ltd.	82,044	8,412,238
United Spirits Ltd.(a)	244,542	2,109,761
UPL Ltd.	407,358	4,437,981
Vedanta Ltd.	911,388	3,707,944
Wipro Ltd.	1,075,158	8,497,653
Yes Bank Ltd.(a)	8,705,250	1,494,586

		684,923,685

Indonesia — 1.3%
Adaro Energy Tbk PT	12,274,800	1,133,624
Aneka Tambang Tbk	6,868,800	1,196,971
Astra International Tbk PT	16,154,400	5,274,627
Bank Central Asia Tbk PT	8,586,000	17,724,568
Bank Mandiri Persero Tbk PT	14,946,002	5,889,116

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Bank Negara Indonesia Persero Tbk PT	6,010,215	$1,984,934
Bank Rakyat Indonesia Persero Tbk PT	44,710,800	11,470,389
Barito Pacific Tbk PT	22,673,400	1,521,376
Charoen Pokphand Indonesia Tbk PT	6,137,400	2,600,453
Gudang Garam Tbk PT	349,800	794,172
Indah Kiat Pulp & Paper Tbk PT	2,321,400	1,091,169
Indocement Tunggal Prakarsa Tbk PT	1,208,400	735,758
Indofood CBP Sukses Makmur Tbk PT	1,876,200	1,053,427
Indofood Sukses Makmur Tbk PT	3,529,800	1,483,740
Kalbe Farma Tbk PT	16,726,800	1,457,819
Merdeka Copper Gold Tbk PT(a)	9,063,000	1,854,558
Sarana Menara Nusantara Tbk PT	18,698,400	1,894,106
Semen Indonesia Persero Tbk PT	2,512,200	1,338,764
Telkom Indonesia Persero Tbk PT	39,336,600	8,817,651
Tower Bersama Infrastructure Tbk PT	5,851,200	1,299,634
Unilever Indonesia Tbk PT	5,628,600	1,644,033
United Tractors Tbk PT	1,367,443	1,850,179

		74,111,068

Malaysia — 1.5%
AMMB Holdings Bhd	1,367,400	923,481
Axiata Group Bhd	2,226,000	1,968,143
CIMB Group Holdings Bhd	5,024,400	5,294,734
Dialog Group Bhd	3,180,062	2,072,125
DiGi.Com Bhd	2,544,000	2,503,297
Fraser & Neave Holdings Bhd	127,200	747,874
Genting Bhd	1,812,600	2,023,068
Genting Malaysia Bhd	2,385,000	1,558,529
HAP Seng Consolidated Bhd	508,800	928,613
Hartalega Holdings Bhd	1,367,400	2,281,160
Hong Leong Bank Bhd	381,600	1,627,678
Hong Leong Financial Group Bhd	222,600	908,678
IHH Healthcare Bhd	1,405,200	1,878,458
IOI Corp. Bhd	1,717,200	1,485,256
Kossan Rubber Industries	1,081,200	886,482
Kuala Lumpur Kepong Bhd	381,600	1,674,700
Malayan Banking Bhd	3,084,600	5,854,892
Malaysia Airports Holdings Bhd(a)	826,800	1,132,861
Maxis Bhd	1,971,600	1,990,288
MISC Bhd	1,049,400	1,666,396
Nestle Malaysia Bhd	65,000	2,048,119
Petronas Chemicals Group Bhd	1,939,800	3,695,902
Petronas Dagangan Bhd	222,600	970,449
Petronas Gas Bhd	604,200	2,181,992
PPB Group Bhd	540,620	2,318,773
Press Metal Aluminium Holdings Bhd	2,575,800	2,942,028
Public Bank Bhd	11,724,550	11,057,751
QL Resources Bhd	922,200	1,234,699
RHB Bank Bhd	1,335,645	1,617,333
Sime Darby Bhd	2,226,000	1,134,132
Sime Darby Plantation Bhd	1,378,300	1,110,205
Supermax Corp. Bhd(b)	1,256,969	974,002
Telekom Malaysia Bhd	954,000	1,342,878
Tenaga Nasional Bhd	1,780,800	4,067,989
Top Glove Corp. Bhd	4,261,200	4,013,403
Westports Holdings Bhd	795,000	764,858

		80,881,226

Pakistan — 0.0%
Habib Bank Ltd.	504,348	393,143
Lucky Cement Ltd.(a)	79,182	432,725

Security	Shares	Value

Pakistan (continued)
MCB Bank Ltd.	404,877	$403,290

		1,229,158

Philippines — 0.7%
Aboitiz Equity Ventures Inc.	1,653,650	1,243,761
Ayala Corp.	228,968	3,343,936
Ayala Land Inc.	6,582,600	4,306,312
Bank of the Philippine Islands	1,001,706	1,613,231
BDO Unibank Inc.	1,590,200	3,244,982
Globe Telecom Inc.	23,850	887,486
GT Capital Holdings Inc.	79,505	864,934
International Container Terminal Services Inc.	852,240	2,651,262
JG Summit Holdings Inc.	2,470,955	2,768,300
Jollibee Foods Corp.	372,060	1,414,252
Manila Electric Co.	184,440	979,086
Metro Pacific Investments Corp.	11,766,200	823,844
Metropolitan Bank & Trust Co.	1,506,640	1,296,099
PLDT Inc.	63,605	1,560,533
SM Investments Corp.	195,240	3,559,556
SM Prime Holdings Inc.	8,204,425	5,167,175
Universal Robina Corp.	737,760	1,870,045

		37,594,794

Singapore — 2.6%
Ascendas REIT	2,575,814	5,927,572
CapitaLand Integrated Commercial Trust	3,682,491	5,835,183
CapitaLand Ltd.	2,130,600	6,329,940
City Developments Ltd.	381,600	1,924,981
DBS Group Holdings Ltd.	1,436,100	32,134,670
Genting Singapore Ltd.	4,674,600	2,789,328
Keppel Corp. Ltd.	1,144,800	4,628,182
Mapletree Commercial Trust	1,812,600	2,885,779
Mapletree Logistics Trust	2,226,073	3,465,926
Oversea-Chinese Banking Corp. Ltd.(b)	2,671,275	24,167,649
Sea Ltd., ADR(a)	11,130	3,073,661
Singapore Airlines Ltd.(a)	1,049,400	3,934,216
Singapore Exchange Ltd.	544,500	4,764,365
Singapore Technologies Engineering Ltd.	1,272,000	3,756,444
Singapore Telecommunications Ltd.	6,858,800	11,495,945
United Overseas Bank Ltd.	954,000	18,444,236
UOL Group Ltd.	349,800	1,880,025
Venture Corp. Ltd.	222,600	3,122,376
Wilmar International Ltd.	1,558,200	4,990,218

		145,550,696

South Korea — 14.5%
Alteogen Inc.(a)	22,799	1,588,920
Amorepacific Corp.(b)	25,758	4,965,469
AMOREPACIFIC Group	19,080	956,356
BGF retail Co. Ltd.	5,724	804,769
Celltrion Healthcare Co. Ltd.(a)(b)	66,462	6,219,903
Celltrion Inc.(a)	76,638	16,918,300
Celltrion Pharm Inc.(a)	13,314	1,611,776
Cheil Worldwide Inc.	57,876	1,219,154
CJ CheilJedang Corp.	6,678	2,714,951
CJ Corp.	11,766	1,003,144
CJ ENM Co. Ltd.	8,586	1,219,413
CJ Logistics Corp.(a)	6,996	1,070,645
Coway Co. Ltd.	41,658	3,102,762
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)(b)	31,800	900,726
DB Insurance Co. Ltd.	36,252	1,801,178

S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Doosan Bobcat Inc.(a)	42,248	$1,697,049
Doosan Heavy Industries & Construction Co. Ltd.(a)	178,858	3,382,846
Douzone Bizon Co. Ltd.	15,900	1,157,764
E-MART Inc.	15,264	2,238,873
Fila Holdings Corp.	41,658	1,893,423
Green Cross Corp.	4,452	1,132,711
GS Engineering & Construction Corp.	48,336	1,853,890
GS Holdings Corp.	38,478	1,432,546
Hana Financial Group Inc.	240,726	9,082,258
Hankook Tire & Technology Co. Ltd.	59,148	2,489,561
Hanmi Pharm Co. Ltd.	5,515	1,535,628
Hanon Systems	153,594	2,088,443
Hanwha Solutions Corp.(a)	100,140	3,407,798
HLB Inc.(a)	73,776	2,316,231
HMM Co. Ltd.(a)(b)	206,700	7,200,625
Hotel Shilla Co. Ltd.	24,486	1,992,776
HYBE Co. Ltd.(a)	6,996	1,764,957
Hyundai Engineering & Construction Co. Ltd.	57,876	2,756,522
Hyundai Glovis Co. Ltd.	15,264	2,586,951
Hyundai Heavy Industries Holdings Co. Ltd.	39,432	2,351,773
Hyundai Mobis Co. Ltd.	52,788	12,264,497
Hyundai Motor Co.	112,572	21,424,129
Hyundai Steel Co.	69,642	3,275,925
Industrial Bank of Korea	193,980	1,735,589
Kakao Corp.	247,722	31,712,113
Kangwon Land Inc.(a)	75,048	1,687,663
KB Financial Group Inc.	311,004	13,813,515
Kia Corp.	211,470	15,443,782
KMW Co. Ltd.(a)(b)	21,942	1,015,291
Korea Aerospace Industries Ltd.	57,240	1,615,328
Korea Electric Power Corp.	201,294	4,362,978
Korea Investment Holdings Co. Ltd.	34,344	2,869,645
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	30,846	3,504,706
Korea Zinc Co. Ltd.	6,996	3,330,682
Korean Air Lines Co. Ltd.(a)	124,656	3,235,144
KT&G Corp.	89,358	6,397,122
Kumho Petrochemical Co. Ltd.	14,946	2,647,620
LG Chem Ltd.	36,570	26,860,798
LG Corp.	69,508	5,696,638
LG Display Co. Ltd.(a)(b)	188,256	3,617,178
LG Electronics Inc.	85,542	11,717,463
LG Household & Health Care Ltd.	7,632	9,680,581
LG Innotek Co. Ltd.	11,766	2,325,705
LG Uplus Corp.	162,498	2,057,874
Lotte Chemical Corp.	13,674	3,085,474
Lotte Shopping Co. Ltd.	7,632	714,128
Meritz Securities Co. Ltd.	228,960	978,493
Mirae Asset Securities Co. Ltd.	223,236	1,736,572
NAVER Corp.	99,216	37,394,644
NCSoft Corp.	13,038	9,351,160
Netmarble Corp.(c)	17,490	2,111,152
NH Investment & Securities Co. Ltd.	95,718	1,058,634
Orion Corp./Republic of Korea	18,444	1,885,294
Pan Ocean Co. Ltd.	231,822	1,524,326
Pearl Abyss Corp.(a)	25,440	1,637,962
POSCO	58,830	18,711,275
POSCO Chemical Co. Ltd.	24,610	3,302,979
S-1 Corp.	13,038	913,595
Samsung Biologics Co. Ltd.(a)(c)	13,038	10,087,086

Security	Shares	Value

South Korea (continued)
Samsung C&T Corp.	67,098	$8,265,502
Samsung Electro-Mechanics Co. Ltd.	44,838	7,489,092
Samsung Electronics Co. Ltd.	3,792,786	259,185,308
Samsung Engineering Co. Ltd.(a)	129,426	2,631,086
Samsung Fire & Marine Insurance Co. Ltd.	24,168	4,508,491
Samsung Heavy Industries Co. Ltd.(a)	396,312	2,243,441
Samsung Life Insurance Co. Ltd.	55,968	3,672,403
Samsung SDI Co. Ltd.	44,202	28,534,102
Samsung SDS Co. Ltd.	27,666	4,395,459
Samsung Securities Co. Ltd.	52,470	2,021,473
Seegene Inc.(b)	29,650	1,808,351
Shin Poong Pharmaceutical Co. Ltd.	25,758	1,421,857
Shinhan Financial Group Co. Ltd.	341,850	11,586,377
Shinsegae Inc.	6,042	1,399,179
SK Biopharmaceuticals Co. Ltd.(a)	21,306	2,207,775
SK Chemicals Co. Ltd.	6,360	1,312,343
SK Hynix Inc.	436,296	42,711,752
SK Inc.	25,122	5,863,027
SK Innovation Co. Ltd.(a)	40,704	8,980,142
SK Telecom Co. Ltd.	32,118	8,412,796
SKC Co. Ltd.(b)	15,900	2,241,471
S-Oil Corp.	36,252	3,095,361
Woori Financial Group Inc.	432,371	4,076,576
Yuhan Corp.(b)	40,816	2,188,070

		807,496,265

Taiwan — 16.6%
Accton Technology Corp.	318,000	3,722,734
Acer Inc.	2,544,830	2,484,299
Advantech Co. Ltd.	318,413	4,155,955
Airtac International Group	110,000	3,554,700
ASE Technology Holding Co. Ltd.	2,544,110	11,194,952
Asia Cement Corp.	1,908,448	3,542,630
ASMedia Technology Inc.	20,000	1,407,654
Asustek Computer Inc.	639,100	8,035,166
AU Optronics Corp.	6,678,580	4,950,412
Catcher Technology Co. Ltd.	639,000	4,235,876
Cathay Financial Holding Co. Ltd.	6,042,357	11,760,316
Chailease Holding Co. Ltd.	954,293	7,919,322
Chang Hwa Commercial Bank Ltd.	4,452,826	2,638,798
Cheng Shin Rubber Industry Co. Ltd.	1,590,303	2,457,830
China Development Financial Holding Corp.	11,130,734	5,626,288
China Life Insurance Co. Ltd.	1,908,036	1,799,340
China Steel Corp.	9,540,484	12,442,402
Chunghwa Telecom Co. Ltd.	2,862,110	11,810,389
Compal Electronics Inc.	3,135,000	2,425,008
CTBC Financial Holding Co. Ltd.	13,674,456	11,198,048
Delta Electronics Inc.	1,590,000	16,383,267
E.Sun Financial Holding Co. Ltd.	9,858,118	9,349,865
Eclat Textile Co. Ltd.	134,208	2,930,161
Evergreen Marine Corp. Taiwan Ltd.(a)	1,968,942	9,364,340
Far Eastern New Century Corp.	2,544,040	2,695,968
Far EasTone Telecommunications Co. Ltd.	1,275,000	2,763,346
Feng TAY Enterprise Co. Ltd.	318,340	2,633,836
First Financial Holding Co. Ltd.	8,804,451	7,166,889
Formosa Chemicals & Fibre Corp.	2,862,740	8,429,877
Formosa Petrochemical Corp.	954,000	3,324,079
Formosa Plastics Corp.	3,180,400	11,376,499
Foxconn Technology Co. Ltd.	888,666	1,965,757
Fubon Financial Holding Co. Ltd.	5,088,111	13,677,653
Giant Manufacturing Co. Ltd.	318,000	3,662,240

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Globalwafers Co. Ltd.	153,000	$4,648,621
Hiwin Technologies Corp.	202,102	2,325,377
Hon Hai Precision Industry Co. Ltd.	9,858,516	38,958,095
Hotai Motor Co. Ltd.	210,000	4,445,403
Hua Nan Financial Holdings Co. Ltd.	7,059,315	4,877,836
Innolux Corp.	6,996,981	4,696,054
Inventec Corp.	1,908,460	1,603,546
Largan Precision Co. Ltd.	79,000	8,313,278
Lite-On Technology Corp.	1,590,371	3,655,359
MediaTek Inc.	1,210,391	39,577,180
Mega Financial Holding Co. Ltd.	8,268,827	9,793,286
Micro-Star International Co. Ltd.	636,000	3,378,897
Nan Ya Plastics Corp.	4,134,000	12,901,633
Nan Ya Printed Circuit Board Corp.	191,000	2,729,165
Nanya Technology Corp.	954,000	2,482,003
Nien Made Enterprise Co. Ltd.	68,000	1,141,672
Novatek Microelectronics Corp.	468,000	8,609,012
Oneness Biotech Co. Ltd.(a)	151,000	1,042,124
Pegatron Corp.	1,590,000	3,833,166
Phison Electronics Corp.	116,000	1,982,417
Pou Chen Corp.	1,908,000	2,413,198
Powertech Technology Inc.	637,200	2,525,048
President Chain Store Corp.	463,000	4,650,542
Quanta Computer Inc.	2,226,000	6,166,338
Realtek Semiconductor Corp.	318,642	6,727,742
Ruentex Development Co. Ltd.	541,465	1,210,807
Shanghai Commercial & Savings Bank Ltd. (The)	3,063,088	4,581,958
Shin Kong Financial Holding Co. Ltd.	9,222,239	3,027,777
SinoPac Financial Holdings Co. Ltd.	8,904,925	4,482,985
Synnex Technology International Corp.	1,272,950	2,417,754
Taishin Financial Holding Co. Ltd.	7,648,363	4,641,154
Taiwan Business Bank	4,309,928	1,462,611
Taiwan Cement Corp.	3,816,071	7,196,762
Taiwan Cooperative Financial Holding Co. Ltd.	7,836,066	6,125,736
Taiwan High Speed Rail Corp.	1,272,000	1,382,629
Taiwan Mobile Co. Ltd.	1,272,000	4,730,484
Taiwan Semiconductor Manufacturing Co. Ltd.	19,642,670	410,521,899
Unimicron Technology Corp.	954,000	5,012,580
Uni-President Enterprises Corp.	3,816,694	10,009,788
United Microelectronics Corp.	9,540,000	19,949,540
Vanguard International Semiconductor Corp.	638,000	2,643,386
Walsin Technology Corp.	318,000	2,290,087
Wan Hai Lines Ltd.	318,000	2,552,579
Win Semiconductors Corp.	320,000	3,971,101
Winbond Electronics Corp.	2,526,000	3,115,683
Wistron Corp.	2,226,169	2,213,750
Wiwynn Corp.	55,000	1,849,140
WPG Holdings Ltd.	1,272,100	2,486,841
Yageo Corp.	318,217	6,417,370
Yang Ming Marine Transport Corp.(a)	1,288,000	5,427,098
Yuanta Financial Holding Co. Ltd.	8,279,418	7,530,197
Zhen Ding Technology Holding Ltd.	636,097	2,385,101

		926,199,685

Thailand — 1.8%
Advanced Info Service PCL, NVDR	954,000	5,212,352
Airports of Thailand PCL, NVDR(b)	3,434,400	5,909,629
Asset World Corp. PCL, NVDR(a)	7,250,400	808,917
B Grimm Power PCL, NVDR	667,800	803,285
Bangkok Bank PCL, Foreign	349,800	1,090,507

Security	Shares	Value

Thailand (continued)
Bangkok Commercial Asset Management PCL, NVDR(b)	1,462,800	$734,375
Bangkok Dusit Medical Services PCL, NVDR	7,600,200	5,205,732
Bangkok Expressway & Metro PCL, NVDR(b)	5,692,200	1,325,420
Berli Jucker PCL, NVDR(b)	954,000	987,840
BTS Group Holdings PCL, NVDR	6,520,400	1,686,730
Bumrungrad Hospital PCL, NVDR	349,800	1,278,150
Carabao Group PCL, NVDR	222,600	982,298
Central Pattana PCL, NVDR(b)	1,717,200	2,460,106
Central Retail Corp. PCL, NVDR	1,494,674	1,411,148
Charoen Pokphand Foods PCL, NVDR(b)	3,052,800	2,414,099
CP ALL PCL, NVDR	4,611,000	8,283,028
Delta Electronics Thailand PCL, NVDR	254,200	4,528,186
Electricity Generating PCL, NVDR	222,600	1,159,312
Energy Absolute PCL, NVDR(b)	1,272,000	2,308,121
Global Power Synergy PCL, NVDR	604,200	1,412,334
Gulf Energy Development PCL, NVDR	2,194,200	2,239,375
Home Product Center PCL, NVDR	5,183,443	2,100,021
Indorama Ventures PCL, NVDR	1,367,400	1,510,267
Intouch Holdings PCL, NVDR	1,621,800	3,183,495
Krung Thai Bank PCL, NVDR	2,130,675	654,190
Krungthai Card PCL, NVDR(b)	731,400	1,375,052
Land & Houses PCL, NVDR	5,183,400	1,230,462
Minor International PCL, NVDR(a)(b)	2,544,020	2,301,086
Muangthai Capital PCL, NVDR	604,200	1,100,319
Osotspa PCL, NVDR	763,200	819,115
PTT Exploration & Production PCL, NVDR	1,113,084	3,486,080
PTT Global Chemical PCL, NVDR	1,844,476	3,186,899
PTT Oil & Retail Business PCL, NVDR(b)	2,226,000	1,880,817
PTT PCL, NVDR	7,791,000	8,238,971
Ratch Group PCL, NVDR	413,400	534,494
SCG Packaging PCL, NVDR(b)	826,800	1,742,455
Siam Cement PCL (The), NVDR	604,200	7,617,858
Siam Commercial Bank PCL (The), NVDR	667,800	1,900,419
Sri Trang Gloves Thailand PCL, NVDR	826,800	943,333
Srisawad Corp. PCL, NVDR(b)	636,000	1,239,212
Thai Oil PCL, NVDR(b)	954,000	1,276,931
Thai Union Group PCL, NVDR	2,448,600	1,654,843
True Corp. PCL, NVDR(b)	8,427,090	825,898

		101,043,161

Total Common Stocks — 98.7% (Cost: $4,246,206,104)		5,501,448,976

Preferred Stocks

South Korea — 0.9%
Hyundai Motor Co.
Preference Shares, NVS	16,218	1,498,566
Series 2, Preference Shares, NVS	27,666	2,510,175
LG Chem Ltd., Preference Shares, NVS	6,042	2,015,401
LG Household & Health Care Ltd., Preference Shares, NVS	1,590	929,974
Samsung Electronics Co. Ltd., Preference Shares, NVS	659,532	41,402,689

		48,356,805

Total Preferred Stocks — 0.9% (Cost: $19,071,395)		48,356,805

S C H E D U L E O F I N V E S T M E N T S	65

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® MSCI All Country Asia ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares/ Par		Value

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 07/22/22)		2,382,590	$0	(e)

Total Warrants — 0.0% (Cost: $0)			0	(e)

Corporate Bonds & Notes

India — 0.0%
Britannia Industries Ltd., Series N3, 5.50%, 06/03/24	INR	2,938,106	39,608

Total Corporate Bonds & Notes — 0.0% (Cost: $40,374)			39,608

Short-Term Investments

Money Market Funds — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(f)(g)(h)		91,672,757	91,718,593
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)		32,790,000	32,790,000

			124,508,593

Total Short-Term Investments — 2.2% (Cost: $124,455,565)			124,508,593

Total Investments in Securities — 101.8% (Cost: $4,389,773,438)			5,674,353,982

Other Assets, Less Liabilities — (1.8)%			(99,850,929)

Net Assets — 100.0%			$5,574,503,053

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$131,403,632	$—		$(39,617,043	)(a)	$(11,135)	$(56,861)	$91,718,593	91,672,757	$1,385,332	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,640,000	25,150,000	(a)	—		—	—	32,790,000	32,790,000	4,174		—

						$(11,135)	$(56,861)	$124,508,593		$1,389,506		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® MSCI All Country Asia ex Japan ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Free Index	54	09/17/21	$2,810	$(179,574)
MSCI Emerging Markets E-Mini Index	325	09/17/21	20,763	(279,156)

				$(458,730)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$458,730

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$2,755,626

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,500,879)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,868,315

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	67

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® MSCI All Country Asia ex Japan ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2		Level 3	Total

Investments
Assets
Common Stocks	$479,040,548	$5,021,456,897		$951,531	$5,501,448,976
Preferred Stocks	—	48,356,805		—	48,356,805
Warrants	—	0	(a)	—	0	(a)
Corporate Bonds & Notes	—	39,608		—	39,608
Money Market Funds	124,508,593	—		—	124,508,593

	$603,549,141	$5,069,853,310		$951,531	$5,674,353,982

Derivative financial instruments(b)
Liabilities
Futures Contracts	$(279,156)	$(179,574)		$—	$(458,730)

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® MSCI Europe Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.8%
Erste Group Bank AG	251,124	$9,731,199
Raiffeisen Bank International AG	133,657	3,160,286

		12,891,485
Belgium — 2.9%
Ageas SA/NV	156,606	8,269,686
Groupe Bruxelles Lambert SA	101,147	11,768,372
KBC Group NV	224,818	18,102,943
Sofina SA	13,840	6,489,349

		44,630,350
Denmark — 1.2%
Danske Bank A/S	619,540	10,858,065
Tryg A/S	322,584	7,972,587

		18,830,652
Finland — 3.6%
Nordea Bank Abp	2,908,247	34,056,760
Sampo OYJ, Class A	447,683	21,546,353

		55,603,113
France — 10.4%
Amundi SA(a)	54,475	5,030,951
AXA SA	1,736,630	44,973,549
BNP Paribas SA	1,009,664	61,568,434
CNP Assurances	153,721	2,612,977
Credit Agricole SA	1,045,145	14,572,993
Eurazeo SE	35,668	3,454,850
SCOR SE	141,689	3,956,895
Societe Generale SA	727,712	21,311,555
Wendel SE	24,361	3,419,429

		160,901,633
Germany — 12.4%
Allianz SE, Registered	370,086	91,989,814
Commerzbank AG(b)	894,163	5,758,358
Deutsche Bank AG, Registered(b)	1,855,194	23,387,049
Deutsche Boerse AG	170,550	28,458,644
Hannover Rueck SE	54,237	9,116,338
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	125,768	33,935,218

		192,645,421
Italy — 6.9%
Assicurazioni Generali SpA	991,202	19,762,717
FinecoBank Banca Fineco SpA(b)	553,276	9,907,193
Intesa Sanpaolo SpA	14,825,029	40,954,826
Mediobanca Banca di Credito Finanziario SpA(b)	560,019	6,554,696
Poste Italiane SpA(a)	466,069	6,167,247
UniCredit SpA	1,907,817	22,820,093

		106,166,772
Netherlands — 5.0%
ABN AMRO Bank NV, CVA(a)(b)	376,496	4,388,670
Aegon NV	1,613,148	6,868,137
EXOR NV	97,251	7,989,727
ING Groep NV	3,501,304	44,924,155
NN Group NV	252,075	12,532,252

		76,702,941
Norway — 1.4%
DNB Bank ASA	836,673	17,145,889
Gjensidige Forsikring ASA	180,163	4,122,688

		21,268,577

Security	Shares	Value

Spain — 6.9%
Banco Bilbao Vizcaya Argentaria SA	5,985,197	$38,314,106
Banco Santander SA	15,565,217	57,017,765
CaixaBank SA	3,985,146	11,835,518

		107,167,389
Sweden — 8.1%
EQT AB	214,740	10,350,924
Industrivarden AB, Class A	96,578	3,853,448
Industrivarden AB, Class C	143,217	5,482,341
Investor AB, Class B	1,635,398	40,499,847
Kinnevik AB, Class B	217,193	9,468,703
L E Lundbergforetagen AB, Class B	68,005	4,852,697
Skandinaviska Enskilda Banken AB, Class A	1,460,917	19,758,814
Svenska Handelsbanken AB, Class A	1,306,041	14,718,172
Swedbank AB, Class A	810,683	15,786,931

		124,771,877
Switzerland — 14.7%
Baloise Holding AG, Registered	41,744	6,581,797
Banque Cantonale Vaudoise, Registered	26,720	2,385,346
Credit Suisse Group AG, Registered	2,198,795	22,074,358
Julius Baer Group Ltd.	201,051	13,269,759
Partners Group Holding AG	20,387	34,828,413
Swiss Life Holding AG, Registered	28,685	14,795,803
Swiss Re AG	270,746	24,545,970
UBS Group AG, Registered	3,290,751	54,217,674
Zurich Insurance Group AG	135,067	54,455,600

		227,154,720
United Kingdom — 25.3%
3i Group PLC	871,566	15,490,515
Abrdn PLC	1,955,522	7,714,405
Admiral Group PLC	173,372	8,189,838
Aviva PLC	3,527,037	18,942,440
Barclays PLC	15,583,325	37,697,305
Direct Line Insurance Group PLC	1,231,550	5,090,892
Hargreaves Lansdown PLC	318,710	7,228,585
HSBC Holdings PLC	18,283,315	100,927,445
Legal & General Group PLC	5,357,614	19,407,782
Lloyds Banking Group PLC	63,604,769	40,215,192
London Stock Exchange Group PLC	291,453	30,390,181
M&G PLC	2,323,237	7,274,615
Natwest Group PLC	4,383,263	12,302,575
Phoenix Group Holdings PLC	584,409	5,507,373
Prudential PLC	2,342,343	43,986,454
Schroders PLC	111,864	5,680,918
St. James’s Place PLC	481,108	10,599,763
Standard Chartered PLC	2,414,393	14,473,817

		391,120,095

Total Common Stocks — 99.6% (Cost: $1,625,120,296)		1,539,855,025

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Europe Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	620,000	$620,000

Total Short-Term Investments — 0.0% (Cost: $620,000)		620,000

Total Investments in Securities — 99.6% (Cost: $1,625,740,296)		1,540,475,025

Other Assets, Less Liabilities — 0.4%		5,536,872

Net Assets — 100.0%		$1,546,011,897

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$43,922	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	270,000	350,000	(b)	—	—	—	620,000	620,000	222		—

					$—	$—	$620,000		$44,144		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	80	09/17/21	$3,882	$(19,503)
FTSE 100 Index	24	09/17/21	2,322	(39,960)

				$(59,463)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$59,463

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Europe Financials ETF

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,337,700

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$103,267

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,125,522

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$17,145,889	$1,522,709,136	$—	$1,539,855,025
Money Market Funds	620,000	—	—	620,000

	$17,765,889	$1,522,709,136	$—	$1,540,475,025

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(59,463)	$—	$(59,463)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments July 31, 2021	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 2.0%
Agrana Beteiligungs AG	2,976	$63,192
ams AG(a)	67,591	1,291,583
ANDRITZ AG	16,660	917,217
AT&S Austria Technologie & Systemtechnik AG	6,426	294,401
BAWAG Group AG(b)	17,519	995,245
CA Immobilien Anlagen AG	10,457	460,336
DO & CO AG(a)(c)	1,647	134,532
EVN AG	8,477	205,233
FACC AG(a)(c)	4,868	50,204
IMMOFINANZ AG(a)	19,874	471,249
Lenzing AG(a)	3,305	426,259
Oesterreichische Post AG(c)	8,319	439,144
Palfinger AG	3,751	162,411
Porr AG(a)	2,742	53,539
S IMMO AG	11,290	269,107
S&T AG(c)	11,910	302,261
Schoeller-Bleckmann Oilfield Equipment AG(a)	2,645	96,466
Semperit AG Holding	2,637	97,129
Telekom Austria AG	40,095	341,976
UNIQA Insurance Group AG	31,162	267,103
Vienna Insurance Group AG Wiener Versicherung Gruppe	9,442	260,413
Wienerberger AG	28,360	1,159,245
Zumtobel Group AG	6,707	71,128

		8,829,373

Belgium — 3.0%
Ackermans & van Haaren NV	5,740	989,135
Aedifica SA	8,091	1,159,092
AGFA-Gevaert NV(a)	36,960	182,171
Akka Technologies(a)	3,003	167,746
Barco NV	17,275	431,561
Befimmo SA	5,383	228,153
Bekaert SA	8,969	425,956
bpost SA(a)	24,445	274,511
Cie. d’Entreprises CFE	1,768	180,577
Cofinimmo SA	6,387	1,032,147
D’ieteren Group	5,360	859,092
Econocom Group SA/NV	31,880	138,638
Euronav NV	45,549	395,815
Fagron	15,448	320,426
Galapagos NV(a)(c)	11,212	679,425
Gimv NV	4,646	296,509
Immobel SA	1,025	86,816
Intervest Offices & Warehouses NV	5,091	150,113
Ion Beam Applications	4,869	92,414
KBC Ancora	8,684	383,862
Kinepolis Group NV(a)(c)	3,392	176,170
Melexis NV	5,069	564,989
Mithra Pharmaceuticals SA(a)(c)	4,985	120,418
Montea NV	2,511	336,590
Ontex Group NV(a)	16,629	184,971
Orange Belgium SA	3,762	90,025
Recticel SA	10,457	172,317
Retail Estates NV	2,510	203,378
Telenet Group Holding NV	11,381	427,145
Tessenderlo Group SA(a)	4,349	183,969
Van de Velde NV	1,389	41,036
VGP NV	1,755	361,412
Warehouses De Pauw CVA	33,608	1,445,421

Security	Shares	Value

Belgium (continued)
X-Fab Silicon Foundries SE(a)(b)	13,539	$128,334
Xior Student Housing NV	5,372	347,303

		13,257,637

China — 0.0%
Boshiwa International Holding Ltd.(d)	20,000	0	(e)

Denmark — 3.2%
ALK-Abello A/S(a)	1,618	797,686
Alm Brand A/S	15,899	115,432
Bavarian Nordic A/S(a)(c)	14,534	589,871
Better Collective AS(a)	7,231	169,307
Brodrene Hartmann A/S(a)	509	41,071
cBrain AS(c)	2,131	112,820
Chemometec A/S	3,925	628,353
D/S Norden A/S	6,246	178,386
Dfds A/S(a)	8,570	473,344
Drilling Co. of 1972 A/S (The)(a)	5,009	193,216
FLSmidth & Co. A/S	10,919	404,701
H Lundbeck A/S	17,141	517,242
ISS A/S(a)	38,570	910,200
Jyske Bank A/S, Registered(a)	13,407	650,557
Matas A/S	9,085	161,968
Netcompany Group A/S(b)	9,876	1,220,070
Nilfisk Holding A/S(a)	5,490	193,039
NKT A/S(a)	10,078	478,910
NNIT A/S(b)	2,977	64,088
NTG Nordic Transport Group AS, Class A(a)	1,619	125,784
Per Aarsleff Holding A/S	4,617	198,983
Ringkjoebing Landbobank A/S	6,839	776,490
Royal Unibrew A/S	12,190	1,651,917
Scandinavian Tobacco Group A/S, Class A(b)	16,474	337,490
Schouw & Co. A/S	3,241	346,755
SimCorp A/S	9,953	1,382,930
Spar Nord Bank A/S	20,732	249,273
Sydbank A/S	14,687	449,637
Topdanmark A/S	10,916	555,878
Zealand Pharma A/S(a)	8,356	253,277

		14,228,675

Finland — 3.3%
Adapteo OYJ	9,323	178,914
Admicom OYJ	670	74,319
Aktia Bank OYJ	14,056	197,054
BasWare OYJ(a)	3,226	148,541
Cargotec OYJ, Class B	9,565	514,169
Caverion OYJ	23,569	204,490
Citycon OYJ	15,651	137,672
Finnair OYJ(a)(c)	148,579	119,111
F-Secure OYJ	22,708	111,382
Harvia OYJ	3,370	245,456
Huhtamaki OYJ	23,838	1,269,620
Kamux Corp.	7,577	156,395
Kemira OYJ	26,788	451,445
Kojamo OYJ	30,037	740,581
Konecranes OYJ	14,680	631,880
Metsa Board OYJ	43,048	475,861
Metso Outotec OYJ	153,349	1,741,142
Musti Group OYJ	7,689	317,375
Neles OYJ	23,956	370,568
Nokian Renkaat OYJ	32,537	1,372,264
Oriola OYJ, Class B	20,723	47,789

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Outokumpu OYJ(a)	81,984	$584,920
QT Group OYJ(a)	4,246	575,022
Remedy Entertainment OYJ	1,894	93,016
Revenio Group OYJ	5,840	473,909
Rovio Entertainment OYJ(b)(c)	10,428	88,323
Sanoma OYJ	17,987	333,712
Talenom OYJ	7,629	147,332
TietoEVRY OYJ	21,879	735,886
Tokmanni Group Corp.	11,794	340,522
Uponor OYJ	13,428	428,233
Valmet OYJ	33,255	1,387,828
YIT OYJ	34,629	209,976

		14,904,707

France — 5.3%
AB Science SA(a)(c)	7,074	119,940
ABC arbitrage	9,060	76,951
Air France-KLM(a)(c)	72,801	337,866
AKWEL	2,240	64,570
Albioma SA	6,353	253,860
ALD SA(b)	24,345	356,408
Altarea SCA	937	210,022
Alten SA	7,151	1,136,764
APERAM SA	11,928	747,541
Aubay	2,010	115,880
Beneteau SA(a)	8,727	142,634
Boiron SA	1,117	57,971
Bonduelle SCA	3,118	78,043
Carmila SA	12,816	180,867
Casino Guichard Perrachon SA(a)(c)	9,221	260,672
Cellectis SA(a)	7,814	103,554
CGG SA(a)(c)	179,428	125,436
Chargeurs SA	4,113	106,773
Cie. des Alpes(a)	4,765	69,525
Cie. Plastic Omnium SA	14,516	460,693
Coface SA(a)	27,044	339,478
Derichebourg SA(a)	23,973	253,225
Devoteam SA(a)	390	51,815
Elior Group SA(a)(b)	30,021	205,792
Elis SA(a)	46,682	837,138
Eramet SA(a)(c)	2,158	172,567
Eutelsat Communications SA	42,319	460,476
Fnac Darty SA	4,237	294,099
Gaztransport Et Technigaz SA	5,360	429,807
Groupe Guillin	1,740	49,125
Guerbet	1,365	50,925
ICADE	7,213	659,338
ID Logistics Group(a)	624	199,839
Imerys SA	8,477	392,655
Interparfums SA	4,133	303,557
IPSOS	9,549	443,630
JCDecaux SA(a)	15,789	430,709
Kaufman & Broad SA	3,516	156,009
Korian SA	18,245	692,623
Lagardere SA(a)	8,065	224,952
LISI	4,478	152,672
LNA Sante SA	1,253	78,926
Maisons du Monde SA(b)	7,812	178,748
Manitou BF SA	2,365	77,712
McPhy Energy SA(a)(c)	5,028	101,610
Mercialys SA	16,998	205,904

Security	Shares	Value

France (continued)
Mersen SA	4,466	$177,401
Metropole Television SA	5,751	115,157
Nacon SA(a)	5,257	31,035
Neoen SA(a)(b)	9,335	404,830
Nexans SA	5,965	570,930
Nexity SA	9,866	496,991
Peugeot Invest	1,155	147,091
Pharmagest Interactive	903	101,534
Quadient SA	8,446	247,872
Rexel SA	60,063	1,268,045
Rubis SCA	22,973	921,566
SES SA	93,656	722,030
SMCP SA(a)(b)	9,197	57,738
Societe BIC SA	6,130	415,588
SOITEC(a)	5,261	1,261,311
Solutions 30 SE(a)(c)	21,097	176,936
Sopra Steria Group SACA	3,768	748,998
SPIE SA	31,163	738,143
Technicolor SA(a)	48,238	169,658
Television Francaise 1	10,540	100,638
Trigano SA	2,125	459,639
Valneva SE(a)	15,915	223,873
Verallia SA(b)	13,565	503,015
Vicat SA	5,106	257,394
Vilmorin & Cie SA	1,414	94,913
Virbac SA	1,024	413,577
Voltalia SA(a)	6,328	170,399

		23,445,603

Germany — 8.7%
1&1 AG	10,836	321,507
Aareal Bank AG	15,068	379,982
Adesso SE	652	119,733
ADLER Group SA(b)	18,886	458,376
ADVA Optical Networking SE(a)	10,068	149,770
AIXTRON SE	27,448	677,083
alstria office REIT-AG	39,200	829,362
Amadeus Fire AG	1,401	281,532
AURELIUS Equity Opportunities SE & Co. KGaA	7,452	231,170
Aurubis AG	7,729	782,722
Basler AG	877	114,854
BayWa AG	3,518	161,295
Bertrandt AG	1,279	75,649
Bilfinger SE	6,957	213,965
Borussia Dortmund GmbH & Co. KGaA(a)	16,137	117,203
CANCOM SE	9,310	585,091
Ceconomy AG(a)	38,946	186,844
Cewe Stiftung & Co. KGaA	1,421	213,067
CompuGroup Medical SE & Co. KgaA	6,503	521,864
Corestate Capital Holding SA(a)(c)	5,496	82,017
CropEnergies AG	6,324	74,467
CTS Eventim AG & Co. KGaA(a)	14,166	962,510
Datagroup SE(a)	1,002	78,361
Dermapharm Holding SE	4,499	359,890
Deutsche Beteiligungs AG	3,140	138,805
Deutsche EuroShop AG	11,955	283,734
Deutsche Pfandbriefbank AG(b)	33,137	365,024
Deutz AG(a)	29,546	250,956
DIC Asset AG	10,693	193,184
Draegerwerk AG & Co. KGaA	744	66,342
Duerr AG	12,969	619,694

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Eckert & Ziegler Strahlen- und Medizintechnik AG	3,622	$498,190
Elmos Semiconductor SE	2,379	107,239
ElringKlinger AG(a)(c)	7,354	120,003
Encavis AG(c)	23,840	436,304
Evotec SE(a)	32,510	1,348,010
Exasol AG(a)	3,488	77,994
flatexDEGIRO AG(a)	2,012	243,132
Fraport AG Frankfurt Airport Services Worldwide(a)	9,246	608,144
Freenet AG	31,622	756,312
Gerresheimer AG	7,831	817,667
Global Fashion Group SA(a)	18,370	249,895
Grand City Properties SA	25,576	679,307
GRENKE AG(c)	6,711	292,245
Hamborner REIT AG	16,281	179,395
Hamburger Hafen und Logistik AG	7,464	177,043
Hensoldt AG	9,923	173,036
Hochtief AG	5,261	417,446
Home24 SE(a)	6,240	111,181
Hornbach Baumarkt AG	1,895	76,430
Hornbach Holding AG & Co. KGaA	2,362	265,394
Hugo Boss AG(c)	14,657	878,082
Hypoport SE(a)	873	525,990
Indus Holding AG	4,235	178,549
Instone Real Estate Group AG(b)	11,284	349,365
Jenoptik AG	12,967	445,009
JOST Werke AG(b)	3,521	215,104
K+S AG, Registered(a)	47,178	676,746
Kloeckner & Co. SE(a)	18,235	277,402
Koenig & Bauer AG(a)	3,272	111,979
Krones AG	3,572	352,179
KWS Saat SE & Co. KGaA	2,732	229,775
LPKF Laser & Electronics AG(c)	6,117	157,244
MBB SE	535	91,697
Media and Games Invest SE(a)(c)	21,973	146,508
Medios AG(a)	2,383	96,254
METRO AG	31,380	406,777
MLP SE	16,275	133,213
MorphoSys AG(a)	8,085	450,417
Nagarro SE(a)	2,041	311,116
New Work SE	701	210,801
Nordex SE(a)	25,135	483,407
Norma Group SE	7,818	413,986
Northern Data AG(a)(c)	1,155	99,060
OHB SE	1,241	58,885
PATRIZIA AG	11,683	297,754
Pfeiffer Vacuum Technology AG	923	188,543
PNE AG	9,675	80,839
ProSiebenSat.1 Media SE	40,201	763,776
Rheinmetall AG	10,688	1,025,618
SAF-Holland SE(a)	11,172	155,588
Salzgitter AG(a)	8,948	348,384
Secunet Security Networks AG	323	184,521
SGL Carbon SE(a)	14,660	162,969
Siltronic AG(c)	4,104	669,887
Sirius Real Estate Ltd.	244,699	404,393
Sixt SE(a)(c)	3,418	475,531
SMA Solar Technology AG	2,520	131,884
Software AG	12,558	606,877
Stabilus SA	5,977	474,500
Steico SE(c)	1,448	199,779

Security	Shares	Value

Germany (continued)
Stratec SE	1,911	$296,513
Stroeer SE & Co. KGaA	6,949	549,633
Suedzucker AG	17,393	261,808
TAG Immobilien AG	36,130	1,198,229
Takkt AG	8,804	144,712
thyssenkrupp AG(a)	99,705	993,345
TUI AG(a)(c)	186,182	874,145
Varta AG(c)	4,502	780,919
VERBIO Vereinigte BioEnergie AG	5,220	282,768
Vossloh AG	2,119	106,705
Wacker Chemie AG	3,851	566,497
Wacker Neuson SE	7,952	239,666
Washtec AG	2,636	180,091
Westwing Group AG(a)	2,857	135,565
Wuestenrot & Wuerttembergische AG	5,704	124,772
Zeal Network SE	3,793	186,639
zooplus AG(a)	1,580	537,917

		38,460,732

Hong Kong — 0.0%
China Hongxing Sports Ltd.(d)	198,000	2
Peace Mark Holdings Ltd.(d)	30,000	0	(e)
Untrade Real Gold Mining(d)	27,000	0	(e)

		2

Ireland — 1.5%
AIB Group PLC(a)	198,677	487,960
Bank of Ireland Group PLC(a)	236,309	1,253,666
C&C Group PLC(a)	96,161	316,516
Cairn Homes PLC(a)	183,472	243,761
Dalata Hotel Group PLC(a)	50,117	229,166
Glanbia PLC	50,733	870,941
Glenveagh Properties PLC(a)(b)	185,506	220,056
Grafton Group PLC	54,972	980,732
Greencore Group PLC(a)	132,102	239,385
Hibernia REIT PLC	158,988	246,316
Irish Residential Properties REIT PLC	105,408	192,562
Origin Enterprises PLC	30,055	122,645
UDG Healthcare PLC	61,513	921,724
Uniphar PLC(a)	55,187	246,151

		6,571,581

Israel — 0.1%
Tremor International Ltd.(a)(c)	26,485	289,359

Italy — 5.0%
A2A SpA	386,310	819,614
ACEA SpA	10,550	245,873
Anima Holding SpA(b)	63,381	312,218
Arnoldo Mondadori Editore SpA(a)	31,149	72,492
Ascopiave SpA	18,848	78,370
Autogrill SpA(a)(c)	47,803	335,390
Azimut Holding SpA	26,452	680,456
Banca Generali SpA(a)	14,177	588,125
Banca IFIS SpA	6,519	107,495
Banca Mediolanum SpA	54,980	541,105
Banca Monte dei Paschi di Siena SpA(a)(c)	78,409	108,691
Banca Popolare di Sondrio SCPA	111,476	491,046
Banco BPM SpA	337,338	1,012,023
BFF Bank SpA(b)	37,830	394,909
Biesse SpA(a)	3,230	122,850
Bio On SpA(a)(c)(d)	801	0	(e)

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
BPER Banca	259,171	$505,257
Brembo SpA	36,504	510,149
Brunello Cucinelli SpA(a)(c)	8,353	517,447
Buzzi Unicem SpA	23,322	616,472
Carel Industries SpA(b)	8,726	207,542
Cerved Group SpA(a)	45,276	531,432
CIR SpA-Compagnie Industriali(a)	218,872	132,934
Credito Emiliano SpA	22,087	141,555
Danieli & C Officine Meccaniche SpA(c)	2,865	84,914
Datalogic SpA	3,630	85,068
De’ Longhi SpA	16,506	729,895
doValue SpA(b)	14,769	169,307
El.En. SpA	2,525	144,867
Enav SpA(a)(b)	66,505	307,457
ERG SpA	14,414	450,159
Esprinet SpA	7,366	135,859
Falck Renewables SpA	29,512	202,791
Fila SpA	5,125	64,140
Fincantieri SpA(a)(c)	103,649	88,727
Gruppo MutuiOnline SpA	6,332	373,689
GVS SpA(b)	17,520	268,064
Hera SpA	200,914	853,774
Illimity Bank SpA(a)	12,934	181,743
Immobiliare Grande Distribuzione SIIQ SpA(a)	13,145	63,264
Interpump Group SpA	17,413	1,088,478
Iren SpA	164,737	501,363
Italgas SpA	119,577	809,381
Italmobiliare SpA	3,137	119,720
Juventus Football Club SpA(a)(c)	134,340	116,869
La Doria SpA	3,540	76,008
Leonardo SpA(a)	99,364	780,871
Maire Tecnimont SpA	34,741	128,489
MARR SpA(a)	8,605	199,707
Mediaset SpA	74,682	228,545
Piaggio & C SpA	38,074	146,247
Pirelli & C SpA(b)	87,906	530,847
RAI Way SpA(b)	25,079	148,155
Reply SpA	5,015	896,506
Saipem SpA(a)(c)	135,555	310,995
Salcef SpA	3,021	53,217
Salvatore Ferragamo SpA(a)	12,782	254,943
Sanlorenzo SpA/Ameglia	3,478	103,463
Saras SpA(a)	157,195	115,516
Sesa SpA(a)	1,875	333,830
Societa Cattolica Di Assicurazione SPA(a)	29,913	245,447
Tamburi Investment Partners SpA	24,966	244,195
Technogym SpA(b)	32,141	414,427
Tinexta SpA	5,086	221,864
Tod’s SpA(a)(c)	2,358	148,055
Unipol Gruppo SpA	97,245	516,802
Webuild SpA(c)	65,776	179,139
Zignago Vetro SpA	5,103	103,514

		22,293,756

Netherlands — 5.2%
Aalberts NV	24,503	1,493,778
Accell Group NV(a)	6,235	308,794
AerCap Holdings NV(a)	31,935	1,692,555
Alfen Beheer BV(a)(b)	5,084	512,740
AMG Advanced Metallurgical Group NV	7,326	229,143
Arcadis NV	17,893	792,401

Security	Shares	Value

Netherlands (continued)
ASR Nederland NV	34,727	$1,427,162
B&S Group Sarl(b)	7,442	73,982
Basic-Fit NV(a)(b)	12,054	557,152
BE Semiconductor Industries NV	16,436	1,442,400
Boskalis Westminster	19,248	605,717
Brunel International NV	5,470	72,438
Cementir Holding NV	11,042	124,394
CM.Com(a)	3,038	144,771
Corbion NV	14,557	796,916
COSMO Pharmaceuticals NV(a)(c)	1,959	183,822
Eurocommercial Properties NV	10,668	267,611
Euronext NV(b)	19,612	2,181,760
Fastned BV(a)(c)	1,004	69,274
Flow Traders(b)	7,975	324,300
ForFarmers NV	8,717	49,479
Fugro NV(a)	25,452	240,603
IMCD NV	14,038	2,432,253
Intertrust NV(a)(b)	21,621	356,967
Koninklijke BAM Groep NV(a)	64,607	182,654
Meltwater Holding BV(a)	32,250	146,379
NSI NV	4,921	204,606
OCI NV(a)	23,441	568,654
Pharming Group NV(a)(c)	156,491	178,184
PostNL NV	114,500	619,626
Rhi Magnesita NV	7,079	372,339
SBM Offshore NV	37,214	540,210
Shop Apotheke Europe NV(a)(b)	3,359	503,570
SIF Holding NV	2,872	48,069
Signify NV(b)	31,637	1,772,265
Sligro Food Group NV(a)	5,963	173,075
Technip Energies NV(a)	27,588	373,897
TKH Group NV	9,924	527,599
TomTom NV(a)(c)	15,539	130,516
Van Lanschot Kempen NV	7,605	195,314
Vastned Retail NV	2,767	82,698
Wereldhave NV	8,219	135,673

		23,135,740

Norway — 4.2%
Aker ASA, Class A	6,516	499,583
Aker BioMarine ASA(a)(c)	5,362	30,710
Aker Carbon Capture ASA(a)	61,896	137,078
Aker Horizons Holding ASA(a)(c)	28,646	83,705
Aker Solutions ASA(a)	60,158	114,426
Atea ASA	19,999	381,203
Atlantic Sapphire ASA(a)(c)	14,424	126,326
Austevoll Seafood ASA	23,523	296,561
Bakkafrost P/F	12,403	1,054,036
Bank Norwegian ASA	30,668	359,261
Bonheur ASA	4,498	143,573
Borregaard ASA	23,973	624,103
BW Energy Ltd.(a)	17,995	54,347
BW LPG Ltd.(b)	19,259	111,234
BW Offshore Ltd.	21,718	73,672
Crayon Group Holding ASA(a)(b)	13,393	231,953
DNO ASA(a)	111,001	105,094
Elkem ASA(b)	64,359	238,194
Entra ASA(b)	26,969	657,531
Europris ASA(b)	38,975	262,252
Fjordkraft Holding ASA(b)	24,827	141,277
Flex LNG Ltd.(c)	7,462	100,932

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Frontline Ltd./Bermuda	23,131	$185,643
Golden Ocean Group Ltd.	33,022	325,378
Grieg Seafood ASA(a)	12,433	119,901
Hafnia Ltd.(c)	28,043	54,101
Hexagon Composites ASA(a)	28,178	104,433
Hexagon Purus ASA(a)(c)	12,682	47,315
Kahoot! ASA(a)	60,407	268,836
Kongsberg Gruppen ASA	22,197	635,743
Leroy Seafood Group ASA	73,192	666,821
LINK Mobility Group Holding ASA(a)	40,202	148,344
NEL ASA(a)(c)	320,704	612,476
Nordic Semiconductor ASA(a)	42,798	1,401,414
Norway Royal Salmon ASA	3,151	74,899
Ocean Yield ASA	15,294	51,103
Pexip Holding ASA(a)	17,779	146,272
Protector Forsikring ASA	15,305	157,156
Quantafuel ASA(a)	28,563	108,880
REC Silicon ASA(a)(c)	73,342	143,977
Salmar ASA	13,928	923,869
Sbanken ASA(b)	10,056	122,474
Scatec ASA(b)	29,388	631,413
Selvaag Bolig ASA	9,947	65,865
SpareBank 1 Nord Norge	23,491	222,553
Sparebank 1 Oestlandet	9,716	135,049
SpareBank 1 SMN	32,000	444,067
SpareBank 1 SR-Bank ASA	43,694	571,988
Stolt-Nielsen Ltd.	6,462	88,210
Storebrand ASA	115,368	990,554
Subsea 7 SA	54,733	438,200
TGS ASA	28,670	328,013
Tomra Systems ASA	29,301	1,693,223
Vaccibody AS(a)	31,642	219,548
Veidekke ASA	27,213	350,529
Volue ASA(a)	11,533	60,114
Wallenius Wilhelmsen ASA(a)	24,809	78,290
XXL ASA(a)(b)	34,847	76,224

		18,519,926

Portugal — 0.4%
Altri SGPS SA	17,256	104,235
Banco Comercial Portugues SA, Class R(a)	2,060,679	293,311
Corticeira Amorim SGPS SA	10,667	132,864
CTT-Correios de Portugal SA	30,029	156,234
Navigator Co. SA (The)	53,321	192,035
NOS SGPS SA	50,768	188,138
REN - Redes Energeticas Nacionais SGPS SA	94,027	262,676
Semapa-Sociedade de Investimento e Gestao	3,981	54,875
Sonae SGPS SA	216,060	213,294

		1,597,662

Singapore — 0.0%
Jurong Technologies Industrial Corp. Ltd.(d)	60,000	0	(e)

Spain — 3.6%
Acciona SA	6,079	931,991
Acerinox SA	39,597	529,325
Almirall SA	18,157	288,095
Applus Services SA	36,108	347,591
Atresmedia Corp. de Medios de Comunicacion SA(a)	21,484	88,842
Audax Renovables SA(c)	25,307	57,459
Banco de Sabadell SA(a)	1,384,346	962,465
Bankinter SA	165,346	903,298

Security	Shares	Value

Spain (continued)
Befesa SA(b)	9,800	$769,457
Cia. de Distribucion Integral Logista Holdings SA	16,790	361,925
Cie. Automotive SA	12,183	363,201
Construcciones y Auxiliar de Ferrocarriles SA(a)	4,628	196,329
Corp Financiera Alba SA	4,249	238,643
Distribuidora Internacional de Alimentacion SA(a)(c)	421,879	12,762
Distribuidora Internacional de Alimentacion SA	2,983,530	90,250
Ebro Foods SA	16,776	340,299
eDreams ODIGEO SA(a)	15,037	124,507
Ence Energia y Celulosa SA(a)	37,332	115,393
Euskaltel SA(b)	19,970	259,636
Faes Farma SA	70,330	274,481
Fluidra SA	21,765	882,325
Gestamp Automocion SA(a)(b)	42,553	208,091
Global Dominion Access SA(b)	25,015	133,606
Grenergy Renovables SA(a)	2,645	87,854
Grupo Catalana Occidente SA	10,220	382,495
Grupo Empresarial San Jose SA(c)	5,483	31,708
Indra Sistemas SA(a)	33,118	346,695
Inmobiliaria Colonial Socimi SA	68,084	726,074
Laboratorios Farmaceuticos Rovi SA	4,915	346,910
Lar Espana Real Estate Socimi SA	15,501	97,641
Liberbank SA	482,415	162,118
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	158,111	318,760
Mapfre SA	260,821	537,325
Mediaset Espana Comunicacion SA(a)	40,089	238,491
Melia Hotels International SA(a)	29,926	206,485
Merlin Properties Socimi SA	87,235	978,431
Metrovacesa SA(b)	9,927	82,634
Miquel y Costas & Miquel SA	3,970	77,140
Neinor Homes SA(b)	11,062	160,999
Pharma Mar SA	3,483	297,818
Promotora de Informaciones SA, Class A(a)(c)	48,265	50,384
Prosegur Cash SA(b)	109,892	107,628
Prosegur Cia. de Seguridad SA	53,712	183,497
Sacyr SA	95,384	231,922
Solaria Energia y Medio Ambiente SA(a)	18,272	352,986
Solarpack Corp. Tecnologica SA(a)(c)	3,999	124,051
Soltec Power Holdings SA(a)(c)	8,965	72,210
Talgo SA(a)(b)	18,232	93,300
Tecnicas Reunidas SA(a)(c)	8,308	70,243
Unicaja Banco SA(b)	158,625	145,860
Viscofan SA	9,689	672,828
Zardoya Otis SA	44,418	301,011

		15,965,469

Sweden — 14.0%
AAK AB	43,829	1,044,859
AcadeMedia AB(b)	20,833	201,705
AddTech AB, Class B	64,042	1,332,555
AFRY AB	22,847	778,590
Alimak Group AB(b)	8,468	147,357
Ambea AB(b)	17,874	131,329
Arjo AB, Class B	52,495	663,105
Atrium Ljungberg AB, Class B	11,036	270,163
Attendo AB(a)(b)	27,426	134,229
Avanza Bank Holding AB	30,594	990,902
Axfood AB	25,702	695,668
Bactiguard Holding AB(a)	4,370	97,163
Beijer Alma AB	11,611	283,191

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Beijer Ref AB	60,656	$1,280,835
Betsson AB, Class B	26,195	210,877
BHG Group AB(a)	23,833	367,667
Bilia AB, Class A	17,891	383,885
BillerudKorsnas AB	45,781	990,348
BioArctic AB(a)(b)	7,972	127,798
BioGaia AB, Class B	3,875	231,710
Biotage AB	16,029	458,801
Bonava AB, Class B	18,391	196,702
BoneSupport Holding AB(a)(b)	11,942	113,477
Boozt AB(a)(b)	11,210	241,301
Bravida Holding AB(b)	50,236	777,315
Bufab AB	6,821	263,858
Bure Equity AB	13,658	736,871
Calliditas Therapeutics AB, Class B(a)(c)	6,850	100,647
Camurus AB(a)	7,112	151,024
Castellum AB	58,132	1,628,108
Catena AB	6,502	390,495
Cellavision AB	3,405	179,340
CELLINK AB, Class B(a)	6,748	440,557
Cibus Nordic Real Estate AB	8,835	240,761
Cint Group AB(a)	21,363	285,389
Clas Ohlson AB, Class B(a)	9,823	100,759
Cloetta AB, Class B	52,986	171,963
Collector AB(a)	15,556	64,855
Coor Service Management Holding AB(b)	21,629	199,131
Corem Property Group AB, Class B	154,681	392,614
Creades AB, Class A	12,638	165,974
Desenio Group AB(a)	13,780	80,278
Dios Fastigheter AB	22,203	252,119
Dometic Group AB(b)	72,945	1,238,123
Duni AB(a)	8,311	109,482
Dustin Group AB(b)(c)	13,067	151,718
Electrolux Professional AB, Class B(a)	55,835	415,042
Elekta AB, Class B	90,902	1,326,761
Enad Global 7 AB(a)	10,309	81,885
Fabege AB	65,259	1,130,102
Fagerhult AB	19,618	180,492
Fingerprint Cards AB, Class B(a)(c)	71,820	255,990
Fortnox AB	11,912	639,023
GARO AB	6,855	99,539
Getinge AB, Class B	56,398	2,450,890
Granges AB	26,672	352,594
Hansa Biopharma AB(a)(c)	7,692	102,710
Hexatronic Group AB	6,744	137,159
Hexpol AB	64,772	881,867
HMS Networks AB	6,452	303,173
Holmen AB, Class B	22,989	1,210,190
Hufvudstaden AB, Class A	27,549	503,554
Implantica AG, SDR(a)	4,753	58,526
Indutrade AB	67,209	2,192,247
Instalco AB	9,962	536,467
Intrum AB	16,789	520,210
Investment AB Oresund	6,229	126,485
INVISIO AB	9,937	205,934
Inwido AB	12,436	230,463
JM AB	13,439	474,229
Kambi Group PLC(a)	6,119	263,231
Karo Pharma AB(a)	12,452	79,123
K-Fast Holding AB(a)	13,644	128,382

Security	Shares	Value

Sweden (continued)
Kindred Group PLC	56,472	$924,363
KNOW IT AB	4,762	167,061
Kungsleden AB	40,854	551,465
LeoVegas AB(b)	17,733	76,342
Lifco AB, Class B	57,423	1,684,211
Lime Technologies AB	2,642	122,465
Lindab International AB	19,732	575,882
Loomis AB	18,253	612,151
Mekonomen AB(a)	9,952	159,192
Millicom International Cellular SA, SDR(a)	25,070	1,000,455
MIPS AB	6,549	691,580
Modern Times Group MTG AB, Class B(a)	25,357	360,233
Munters Group AB(b)	31,503	288,740
Mycronic AB	17,783	522,265
NCC AB, Class B	19,988	355,177
New Wave Group AB, Class B(a)	9,576	153,435
Nobia AB	31,418	257,525
Nobina AB(b)	21,113	194,679
Nolato AB, Class B	50,860	564,555
Nordic Entertainment Group AB, Class B(a)	18,115	967,359
Nordnet AB publ	27,683	446,676
Nyfosa AB	42,447	656,793
Oncopeptides AB(a)(b)(c)	16,000	79,802
Pandox AB(a)	22,224	372,018
Paradox Interactive AB	8,943	180,036
Peab AB, Class B	44,673	520,956
Platzer Fastigheter Holding AB, Class B	15,023	280,970
PowerCell Sweden AB(a)	11,415	250,982
Ratos AB, Class B	51,268	363,407
Re:NewCell AB(a)(c)	4,882	117,770
Resurs Holding AB(b)	31,166	150,322
Saab AB, Class B	18,018	546,717
Sagax AB, Class B	35,629	1,250,203
Sagax AB, Class D	29,948	119,202
Samhallsbyggnadsbolaget i Norden AB	205,368	1,028,939
Samhallsbyggnadsbolaget i Norden AB, Class D, New	32,261	114,752
SAS AB(a)(c)	911,921	222,249
Scandi Standard AB	12,402	82,416
Scandic Hotels Group AB(a)(b)(c)	37,240	151,701
Sdiptech AB, Class B(a)	5,837	277,665
Sedana Medical AB(a)	15,912	158,041
SkiStar AB(a)	10,330	193,021
SSAB AB, Class A(a)	61,428	350,801
SSAB AB, Class B(a)	143,139	731,703
Stillfront Group AB(a)	75,199	573,518
Storytel AB(a)(c)	10,183	263,790
Svolder AB, Class B	5,130	191,346
Sweco AB, Class B	49,136	785,980
SwedenCare AB	15,508	245,818
Swedish Orphan Biovitrum AB(a)	48,615	950,095
Thule Group AB(b)	25,462	1,285,549
Tobii AB(a)	22,860	181,639
Trelleborg AB, Class B	59,676	1,475,168
Troax Group AB	9,838	355,994
Vitrolife AB	14,776	841,753
Wallenstam AB, Class B	40,207	675,152
Wihlborgs Fastigheter AB	34,110	794,716
Xvivo Perfusion AB(a)	5,883	309,240

		62,187,901

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland — 9.1%
Allreal Holding AG, Registered	3,495	$723,037
ALSO Holding AG, Registered	1,580	486,131
APG SGA SA(a)	286	70,249
Arbonia AG	13,154	249,764
Aryzta AG(a)	242,683	323,050
Ascom Holding AG, Registered(a)	7,460	127,939
Autoneum Holding AG(a)	646	124,043
Bachem Holding AG, Class B, Registered	1,293	856,099
Basilea Pharmaceutica AG, Registered(a)(c)	2,887	147,887
Belimo Holding AG, Registered	2,431	1,255,542
Bell Food Group AG, Registered	512	157,511
BKW AG	5,209	573,815
Bobst Group SA, Registered(a)	2,143	184,054
Bossard Holding AG, Class A, Registered	1,386	448,958
Bucher Industries AG, Registered	1,627	905,456
Burckhardt Compression Holding AG	700	274,644
Burkhalter Holding AG	1,025	72,305
Bystronic AG, Registered	336	462,328
Cembra Money Bank AG	7,320	760,438
Coltene Holding AG, Registered	765	102,153
Comet Holding AG, Registered	1,747	572,045
Daetwyler Holding AG, Bearer	1,869	678,508
DKSH Holding AG	8,811	744,851
dormakaba Holding AG	703	486,317
Dufry AG, Registered(a)	13,775	728,804
EFG International AG	23,214	188,589
Emmi AG, Registered	525	578,117
Flughafen Zurich AG, Registered(a)	4,865	781,744
Forbo Holding AG, Registered	266	569,333
Galenica AG(b)	12,327	935,780
GAM Holding AG(a)(c)	43,817	94,793
Georg Fischer AG, Registered	1,006	1,628,169
Gurit Holding AG, Bearer	74	167,467
Helvetia Holding AG, Registered	9,101	989,862
Huber + Suhner AG, Registered	3,598	306,002
Idorsia Ltd.(a)	26,675	658,930
Implenia AG, Registered(a)	3,375	89,642
Inficon Holding AG, Registered	413	497,562
Interroll Holding AG, Registered	156	712,966
Intershop Holding AG	268	184,909
Kardex Holding AG, Registered	1,509	405,858
Komax Holding AG, Registered(a)	893	262,372
Landis+Gyr Group AG	5,224	413,468
LEM Holding SA, Registered	104	260,043
Leonteq AG	2,403	152,534
Liechtensteinische Landesbank AG	3,105	183,255
Medacta Group SA(a)(b)	1,807	256,533
Medartis Holding AG(a)(b)	1,119	133,907
Metall Zug AG, Class B, Registered	39	94,718
Meyer Burger Technology AG(a)	536,584	277,829
Mobilezone Holding AG, Registered	9,686	116,535
Mobimo Holding AG, Registered	1,615	554,050
Molecular Partners AG(a)	5,527	113,243
OC Oerlikon Corp. AG, Registered	46,011	520,822
Orior AG	1,529	144,317
Peach Property Group AG	1,998	124,399
PSP Swiss Property AG, Registered	11,292	1,528,124
Relief Therapeutics Holding AG(a)(c)	453,270	105,169
Rieter Holding AG, Registered(a)	744	174,952
Schweiter Technologies AG, Bearer	248	388,214

Security	Shares	Value

Switzerland (continued)
Sensirion Holding AG(a)(b)(c)	2,401	$233,987
SFS Group AG	4,095	610,735
Siegfried Holding AG, Registered	943	954,204
SIG Combibloc Group AG	79,039	2,332,107
Softwareone Holding AG	23,339	599,009
St. Galler Kantonalbank AG, Class A, Registered	714	332,043
Stadler Rail AG(c)	12,297	539,746
Sulzer AG, Registered	4,682	687,030
Swiss Steel Holding AG, Registered(a)	205,607	101,913
Swissquote Group Holding SA, Registered	2,238	355,369
Tecan Group AG, Registered	2,936	1,693,100
TX Group AG(a)	643	64,240
u-blox Holding AG(a)	1,768	139,551
Valiant Holding AG, Registered	3,876	403,110
Valora Holding AG, Registered(a)	896	202,844
VAT Group AG(b)	6,636	2,604,993
Vetropack Holding AG, Registered	3,268	215,985
Vontobel Holding AG, Registered	7,129	628,583
VZ Holding AG	3,474	313,325
V-ZUG Holding AG(a)	498	76,016
Ypsomed Holding AG, Registered(c)	766	121,768
Zehnder Group AG, Registered	2,273	241,448
Zur Rose Group AG(a)	2,213	823,294

		40,384,535

United Kingdom — 30.7%
888 Holdings PLC	90,654	468,149
AB Dynamics PLC	3,642	94,667
Abcam PLC(a)	53,213	1,004,460
Advanced Medical Solutions Group PLC	46,640	182,171
AG Barr PLC(a)	21,746	173,805
Aggreko PLC	62,517	755,150
Airtel Africa PLC(b)	227,950	281,743
AJ Bell PLC	76,074	444,755
Alliance Pharma PLC	114,577	165,633
Alpha FX Group PLC	6,489	151,531
AO World PLC(a)	73,295	229,434
Argo Blockchain PLC(a)(c)	87,312	162,621
Arrow Global Group PLC(a)	39,321	166,428
Ascential PLC(a)	99,335	597,319
Ashmore Group PLC	114,111	602,616
ASOS PLC(a)	17,237	911,440
Assura PLC	659,114	715,455
Aston Martin Lagonda Global Holdings PLC(a)(b)	17,325	469,630
Auction Technology Group PLC(a)	16,165	305,134
Avacta Group PLC(a)	63,386	119,825
Avast PLC(b)	165,070	1,330,263
Avon Protection PLC	7,729	291,788
B&M European Value Retail SA	219,910	1,689,533
Babcock International Group PLC(a)	62,772	223,100
Bakkavor Group PLC(b)	30,564	53,785
Balfour Beatty PLC	168,539	709,764
Bank of Georgia Group PLC(a)	9,948	207,416
Beazley PLC(a)	151,976	828,932
Bellway PLC	30,401	1,388,029
Biffa PLC(a)(b)	75,655	375,949
Big Yellow Group PLC	41,327	834,095
Blue Prism Group PLC(a)	20,212	237,380
BMO Commercial Property Trust Ltd.	202,006	262,564
Bodycote PLC	48,012	602,106
boohoo Group PLC(a)	249,951	905,548

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Breedon Group PLC(a)	366,933	$549,820
Brewin Dolphin Holdings PLC	73,321	365,457
Britvic PLC	66,026	894,359
Burford Capital Ltd.	45,901	501,932
Bytes Technology Group PLC(a)	53,087	355,968
Cairn Energy PLC	124,138	220,109
Capita PLC(a)	418,898	205,219
Capital & Counties Properties PLC(a)	180,074	427,067
Carnival PLC(a)	38,338	758,854
Centamin PLC	282,771	420,872
Central Asia Metals PLC	46,659	158,897
Centrica PLC(a)	1,447,987	913,721
Ceres Power Holdings PLC(a)	21,496	301,253
Chemring Group PLC	69,850	298,227
Cineworld Group PLC(a)(c)	237,473	209,473
Civitas Social Housing PLC	150,292	247,143
Clinigen Group PLC	31,143	259,516
Clipper Logistics PLC	19,120	224,308
Close Brothers Group PLC	37,470	803,646
CLS Holdings PLC	45,175	159,521
CMC Markets PLC(b)	31,748	198,584
Coats Group PLC	349,571	340,619
Computacenter PLC	18,249	689,848
ContourGlobal PLC(b)	49,891	136,023
ConvaTec Group PLC(b)	390,777	1,286,794
Countryside Properties PLC(a)(b)	123,165	900,079
Craneware PLC	6,462	198,955
Cranswick PLC	12,945	727,348
Crest Nicholson Holdings PLC(a)	63,390	365,489
Custodian REIT PLC	101,804	148,360
CVS Group PLC(a)	16,620	555,000
Dechra Pharmaceuticals PLC	26,682	1,843,274
Derwent London PLC	24,462	1,233,431
Dialog Semiconductor PLC(a)	17,911	1,377,650
Diploma PLC	30,275	1,243,677
Diversified Energy Co. PLC	199,168	291,542
Dixons Carphone PLC(a)	266,147	477,396
Domino’s Pizza Group PLC	104,569	608,730
dotdigital group PLC	66,018	227,577
Dr. Martens PLC(a)	111,603	671,705
Draper Esprit PLC(a)	33,737	469,883
Drax Group PLC	95,771	536,481
DS Smith PLC	338,589	1,989,003
Dunelm Group PLC	29,562	544,690
easyJet PLC(a)	44,031	516,655
Electrocomponents PLC	115,733	1,635,044
Elementis PLC(a)	141,868	281,202
EMIS Group PLC	14,391	258,045
Empiric Student Property PLC(a)	149,699	201,423
Energean PLC(a)	28,314	255,030
Equiniti Group PLC(a)(b)	88,924	221,252
Ergomed PLC(a)	9,100	155,583
Essentra PLC	71,967	283,548
Eurasia Mining PLC(a)	450,041	131,367
Euromoney Institutional Investor PLC	27,324	386,164
FD Technologies PLC(a)	5,469	177,885
Ferrexpo PLC	72,676	485,775
Fevertree Drinks PLC	25,920	861,449
Finablr PLC(a)(b)(d)	20,497	0	(e)
Firstgroup PLC(a)	303,708	348,425

Security	Shares	Value

United Kingdom (continued)
Forterra PLC(b)	57,572	$241,676
Frasers Group PLC(a)	51,747	433,574
Frontier Developments PLC(a)(c)	5,363	197,919
Funding Circle Holdings PLC(a)(b)	41,464	80,113
Future PLC	28,171	1,350,941
Games Workshop Group PLC	8,083	1,277,462
Gamesys Group PLC	19,234	492,487
Gamma Communications PLC	19,973	574,960
GB Group PLC	46,149	558,080
GCP Student Living PLC	110,256	324,136
Genuit Group PLC	60,891	540,558
Genus PLC	16,069	1,231,295
Go-Ahead Group PLC (The)(a)	10,540	150,608
Grainger PLC	163,697	688,456
Great Portland Estates PLC	55,582	588,256
Greatland Gold PLC(a)	983,693	246,120
Greggs PLC(a)	24,945	955,837
Halfords Group PLC(a)	48,665	240,679
Hammerson PLC	751,239	385,385
Harbour Energy PLC(a)	56,381	256,082
Hays PLC(a)	415,246	854,245
Helical PLC	27,280	172,261
Hill & Smith Holdings PLC	19,127	431,766
Hiscox Ltd.(a)	85,200	1,034,604
Hochschild Mining PLC	83,607	179,120
HomeServe PLC	74,529	968,617
Hotel Chocolat Group PLC(a)	12,927	64,687
Howden Joinery Group PLC	147,228	1,834,692
Hunting PLC	33,650	98,124
Ibstock PLC(b)	98,737	293,380
Ideagen PLC	51,486	213,265
IG Design Group PLC(c)	17,529	127,187
IG Group Holdings PLC	91,466	1,133,139
IMI PLC	66,369	1,623,711
Inchcape PLC	96,984	1,145,550
Indivior PLC(a)	181,062	415,266
IntegraFin Holdings PLC	70,325	518,603
Intermediate Capital Group PLC	70,947	2,138,024
Investec PLC	171,651	652,122
iomart Group PLC	23,441	84,716
IP Group PLC	253,332	405,346
IQE PLC(a)	190,600	126,506
ITM Power PLC(a)	93,286	531,291
ITV PLC(a)	893,707	1,389,671
IWG PLC(a)	187,056	814,962
J D Wetherspoon PLC(a)	23,735	374,455
JET2 PLC(a)	39,713	683,769
John Laing Group PLC(b)	120,706	672,205
John Wood Group PLC(a)	170,141	515,386
Johnson Service Group PLC(a)	109,550	236,939
Judges Scientific PLC	1,249	114,762
Jupiter Fund Management PLC	110,929	416,899
Just Group PLC(a)	256,613	355,669
Kainos Group PLC	19,987	479,794
Kape Technologies PLC(a)	19,131	85,627
Keller Group PLC	18,642	228,288
Keywords Studios PLC(a)	17,518	713,943
Lancashire Holdings Ltd.	60,308	533,715
Learning Technologies Group PLC	138,530	413,227
Liontrust Asset Management PLC	15,261	443,885

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
LondonMetric Property PLC	213,086	$736,143
Luceco PLC(b)	19,760	106,570
LXI REIT PLC	171,892	344,099
Man Group PLC	359,293	988,597
Marks & Spencer Group PLC(a)	485,266	913,528
Marshalls PLC	49,851	505,681
Marston’s PLC(a)	152,927	178,133
Mediclinic International PLC(a)	98,109	379,774
Meggitt PLC(a)	192,698	1,255,864
Micro Focus International PLC	81,355	453,288
Mitchells & Butlers PLC(a)	67,346	261,025
Mitie Group PLC(a)	341,997	301,388
Moneysupermarket.com Group PLC	129,752	457,937
Moonpig Group PLC(a)	37,957	196,690
Morgan Advanced Materials PLC	69,101	369,794
Morgan Sindall Group PLC	9,943	323,406
Naked Wines PLC(a)	14,401	175,953
National Express Group PLC(a)	135,814	513,486
NCC Group PLC	71,468	312,426
Network International Holdings PLC(a)(b)	114,101	540,294
Ninety One PLC	86,687	274,247
Numis Corp. PLC	18,929	94,195
On the Beach Group PLC(a)(b)	37,730	170,445
OSB Group PLC	109,263	735,078
Oxford Biomedica PLC(a)	14,419	266,965
Pagegroup PLC(a)	81,011	692,523
Paragon Banking Group PLC	63,242	485,683
Patisserie Holdings PLC(d)	7,527	0	(e)
Penno Group PLC	69,116	1,226,430
Petrofac Ltd.(a)(c)	66,623	95,592
Petropavlovsk PLC(a)	582,108	173,316
Pets at Home Group PLC	123,537	802,598
Picton Property Income Ltd. (The)	141,875	181,627
Playtech PLC(a)	72,047	370,538
Plus500 Ltd.	22,609	440,000
Polar Capital Holdings PLC	18,246	223,185
Premier Foods PLC	149,715	231,828
Primary Health Properties PLC	329,672	749,967
Provident Financial PLC(a)	63,158	248,618
PZ Cussons PLC	54,109	189,157
QinetiQ Group PLC	140,257	641,240
Quilter PLC(b)	438,317	977,071
Rank Group PLC(a)	63,418	144,920
Rathbone Brothers PLC	14,181	369,468
Reach PLC	73,040	390,366
Redde Northgate PLC	58,062	341,343
Redrow PLC	68,864	615,265
Regional REIT Ltd.(b)	103,451	127,127
Renalytix PLC(a)	11,535	179,459
Renishaw PLC	8,848	629,388
Restaurant Group PLC (The)(a)	192,598	307,333
Restore PLC(a)	27,530	181,384
Rightmove PLC	213,033	2,078,021
Rotork PLC	215,548	1,080,914
Royal Mail PLC	194,966	1,366,004
RWS Holdings PLC	71,304	561,473
S4 Capital PLC(a)	66,838	644,760
Sabre Insurance Group PLC(b)	58,409	188,232
Safestore Holdings PLC	52,353	768,459
Saga PLC(a)	25,202	124,011

Security	Shares	Value

United Kingdom (continued)
Sanne Group PLC	36,834	$432,122
Savills PLC	34,760	555,161
Secure Income REIT PLC	67,879	371,031
Senior PLC(a)	103,549	233,172
Serco Group PLC	301,493	592,717
Serica Energy PLC	41,306	89,798
Shaftesbury PLC	47,769	391,568
SIG PLC(a)	169,149	107,101
Silence Therapeutics PLC(a)	9,851	84,896
Smart Metering Systems PLC	25,193	316,215
Softcat PLC	29,316	787,683
SolGold PLC(a)(c)	196,586	75,008
Spectris PLC	28,685	1,423,820
Spire Healthcare Group PLC(a)(b)	71,301	219,833
Spirent Communications PLC	150,833	535,047
SSP Group PLC(a)	186,754	677,239
St. Modwen Properties PLC	47,938	372,483
Stagecoach Group PLC(a)	100,734	104,525
SThree PLC	31,012	215,805
Strix Group PLC	50,237	237,769
Sumo Group PLC(a)	27,414	184,431
Synthomer PLC	82,258	605,030
Tate & Lyle PLC	115,703	1,186,977
TBC Bank Group PLC(a)	10,330	174,315
Team17 Group PLC(a)	24,707	298,706
Telecom Plus PLC	14,799	211,055
TI Fluid Systems PLC(b)	56,552	243,565
TORM PLC, Class A	5,142	44,110
TP ICAP Group PLC	192,127	522,470
Trainline PLC(a)(b)	119,180	560,594
Travis Perkins PLC(a)	55,614	1,315,385
Tritax Big Box REIT PLC	417,668	1,221,912
Tullow Oil PLC(a)	298,876	186,280
UK Commercial Property REIT Ltd.	187,663	211,560
Ultra Electronics Holdings PLC	17,774	782,654
UNITE Group PLC (The)	82,506	1,327,461
Vectura Group PLC	142,265	300,182
Vesuvius PLC	53,108	393,949
Victoria PLC(a)	16,040	234,104
Victrex PLC	21,098	778,045
Virgin Money UK PLC(a)	320,020	888,551
Vistry Group PLC	54,954	910,904
Volex PLC	27,048	131,777
Warehouse REIT PLC	101,275	217,353
Watkin Jones PLC	51,632	167,221
Weir Group PLC (The)(a)	64,005	1,541,270
WH Smith PLC(a)	32,274	727,902
Wickes Group PLC(a)	63,657	221,562
Workspace Group PLC	33,638	403,745
Young & Co’s Brewery PLC, Series A(a)	5,482	123,444

		136,434,420

Total Common Stocks — 99.3% (Cost: $405,793,007)		440,507,078

Preferred Stocks

Germany — 0.3%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	2,028	186,443
Jungheinrich AG, Preference Shares, NVS	11,831	650,845

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Europe Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Sixt SE, Preference Shares, NVS	4,157	$344,467
STO SE & Co. KGaA, Preference Shares, NVS	620	157,391

		1,339,146

Italy — 0.0%
Danieli & C Officine Meccaniche SpA, Preference Shares	9,099	167,086

Total Preferred Stocks — 0.3% (Cost: $1,347,146)		1,506,232

Short-Term Investments

Money Market Funds — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(f)(g)(h)	12,442,079	12,448,300
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	410,000	410,000

		12,858,300

Total Short-Term Investments — 2.9% (Cost: $12,856,463)		12,858,300

Total Investments in Securities — 102.5% (Cost: $419,996,616)		454,871,610

Other Assets, Less Liabilities — (2.5)%		(11,010,207)

Net Assets — 100.0%		$443,861,403

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$5,400,162	$7,052,797	(a)	$—	$(1,530)	$(3,129)	$12,448,300	12,442,079	$289,470	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	380,000	(a)	—	—	—	410,000	410,000	25		—

					$(1,530)	$(3,129)	$12,858,300		$289,495		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	25	09/17/21	$1,213	$4,699
FTSE 100 Index	6	09/17/21	581	(4,297)

				$402

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Europe Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$ 4,699

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$ 4,297

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$206,799

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ 18,278

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,115,371

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$104,417,314	$336,089,762	$2	$440,507,078
Preferred Stocks	510,920	995,312	—	1,506,232
Money Market Funds	12,858,300	—	—	12,858,300

	$117,786,534	$337,085,074	$2	$454,871,610

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$4,699	$—	$4,699
Liabilities
Futures Contracts	—	(4,297)	—	(4,297)

	$—	$402	$—	$402

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.5%
Afterpay Ltd.(a)	1,730	$122,972
AGL Energy Ltd.	5,937	31,440
Ampol Ltd.	2,419	50,359
APA Group	11,525	80,871
Aristocrat Leisure Ltd.	5,015	153,686
ASX Ltd.	1,946	110,240
Aurizon Holdings Ltd.	13,121	37,236
AusNet Services Ltd.	14,026	18,758
Australia & New Zealand Banking Group Ltd.	25,400	517,108
BHP Group Ltd.	26,203	1,029,223
BHP Group PLC	18,815	609,161
BlueScope Steel Ltd.	4,715	83,613
Brambles Ltd.	14,200	121,576
Cochlear Ltd.	511	92,449
Coles Group Ltd.	12,722	163,726
Commonwealth Bank of Australia	15,503	1,136,495
Computershare Ltd.	4,735	54,442
Crown Resorts Ltd.(a)	3,600	22,840
CSL Ltd.	4,007	853,053
Dexus/AU	9,400	71,008
Domino’s Pizza Enterprises Ltd.	514	44,225
Endeavour Group Ltd./Australia(a)	11,106	54,035
Evolution Mining Ltd.	13,418	40,808
Fortescue Metals Group Ltd.	15,501	283,244
Glencore PLC	88,912	399,317
Goodman Group	14,604	242,896
GPT Group (The)	17,015	58,339
Insurance Australia Group Ltd.	19,316	68,884
James Hardie Industries PLC	3,915	132,086
Lendlease Corp. Ltd.	5,200	46,674
Macquarie Group Ltd.	3,017	348,368
Magellan Financial Group Ltd.	1,697	61,226
Medibank Pvt Ltd.	24,630	60,070
Mirvac Group	38,706	81,240
National Australia Bank Ltd.	28,919	551,478
Newcrest Mining Ltd.	6,900	133,360
Northern Star Resources Ltd.	9,701	72,284
Oil Search Ltd.	20,622	57,638
Orica Ltd.	3,500	31,923
Origin Energy Ltd.	15,734	47,536
Qantas Airways Ltd.(a)	6,527	22,003
QBE Insurance Group Ltd.	11,915	95,486
Ramsay Health Care Ltd.	1,600	75,670
REA Group Ltd.	404	48,126
Reece Ltd.	2,526	43,820
Rio Tinto Ltd.	3,129	306,673
Rio Tinto PLC	10,100	857,898
Santos Ltd.	15,214	71,793
Scentre Group	51,418	98,169
Seek Ltd.	2,800	60,569
Sonic Healthcare Ltd.	3,800	112,276
South32 Ltd.	43,316	94,918
Stockland	22,425	72,525
Suncorp Group Ltd.	10,930	92,827
Sydney Airport(a)	11,337	65,235
Tabcorp Holdings Ltd.	18,105	66,085
Telstra Corp. Ltd.	38,032	105,935
Transurban Group	25,127	265,034

Security	Shares	Value

Australia (continued)
Treasury Wine Estates Ltd.	6,217	$54,534
Vicinity Centres	29,510	33,721
Washington H Soul Pattinson & Co. Ltd.	900	21,668
Wesfarmers Ltd.	9,932	447,800
Westpac Banking Corp.	32,001	574,816
WiseTech Global Ltd.	1,236	28,036
Woodside Petroleum Ltd.	8,500	136,544
Woolworths Group Ltd.	11,106	317,701

		12,345,749

Austria — 0.1%
Erste Group Bank AG	2,615	101,333
OMV AG	1,330	71,811
Raiffeisen Bank International AG	1,200	28,374
Verbund AG	600	55,344
voestalpine AG	1,030	45,439

		302,301

Belgium — 0.3%
Ageas SA/NV	1,700	89,770
Anheuser-Busch InBev SA/NV	6,857	432,760
Elia Group SA/NV	232	27,420
Etablissements Franz Colruyt NV	600	34,115
Groupe Bruxelles Lambert SA	1,016	118,211
KBC Group NV	2,215	178,358
Proximus SADP	1,318	27,085
Sofina SA	111	52,046
Solvay SA	700	93,489
UCB SA	1,115	120,595
Umicore SA	1,733	107,562

		1,281,411

Canada — 3.6%
Agnico Eagle Mines Ltd.	2,030	131,325
Air Canada(a)	1,132	22,665
Algonquin Power & Utilities Corp.	4,629	73,761
Alimentation Couche-Tard Inc., Class B	7,132	287,487
AltaGas Ltd.	3,056	64,691
Atco Ltd., Class I, NVS	715	25,835
B2Gold Corp.	8,604	36,068
Ballard Power Systems Inc.(a)	1,935	31,330
Bank of Montreal	5,759	570,222
Bank of Nova Scotia (The)	10,737	670,159
Barrick Gold Corp.	15,926	346,706
Bausch Health Cos Inc.(a)	3,000	87,769
BCE Inc.	615	30,696
BlackBerry Ltd.(a)	4,300	43,772
Brookfield Asset Management Inc., Class A	11,503	620,974
Brookfield Renewable Corp., Class A	1,030	43,707
CAE Inc.(a)	2,500	76,287
Cameco Corp.	3,615	64,297
Canadian Apartment Properties REIT	701	35,033
Canadian Imperial Bank of Commerce	4,000	465,117
Canadian National Railway Co.	6,354	690,404
Canadian Natural Resources Ltd.	9,936	327,882
Canadian Pacific Railway Ltd.	5,727	425,256
Canadian Tire Corp. Ltd., Class A, NVS	419	64,462
Canadian Utilities Ltd., Class A, NVS	1,200	35,156
Canopy Growth Corp.(a)(b)	1,801	34,112
CCL Industries Inc., Class B, NVS	1,235	70,827
Cenovus Energy Inc.	12,321	102,807
CGI Inc.(a)	1,936	176,111

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Constellation Software Inc.	175	$280,318
Dollarama Inc.	2,633	123,989
Emera Inc.	2,200	102,611
Empire Co. Ltd., Class A, NVS	1,300	42,691
Enbridge Inc.	18,336	722,799
Fairfax Financial Holdings Ltd.	222	93,515
First Quantum Minerals Ltd.	5,611	120,172
FirstService Corp.	320	59,604
Fortis Inc.	4,104	186,121
Franco-Nevada Corp.	1,631	260,874
George Weston Ltd.	703	72,903
GFL Environmental Inc.	1,632	56,851
Gildan Activewear Inc.	1,800	62,054
Great-West Lifeco Inc.	2,531	76,157
Hydro One Ltd.(c)	2,831	69,890
iA Financial Corp. Inc.	1,015	56,152
IGM Financial Inc.	1,201	42,385
Imperial Oil Ltd.	2,608	71,450
Intact Financial Corp.	1,336	182,046
Inter Pipeline Ltd.	3,328	53,297
Ivanhoe Mines Ltd., Class A(a)	5,314	39,442
Keyera Corp.	1,809	48,430
Kinross Gold Corp.	10,300	67,450
Kirkland Lake Gold Ltd.	2,420	103,484
Lightspeed POS Inc.(a)	820	70,215
Loblaw Companies Ltd.	1,507	101,948
Lundin Mining Corp.	5,814	52,986
Magna International Inc.	2,514	210,776
Manulife Financial Corp.	16,509	319,171
Metro Inc.	2,319	120,262
National Bank of Canada	2,877	220,203
Northland Power Inc.	1,700	59,655
Nutrien Ltd.	5,027	298,896
Nuvei Corp.(a)(c)	417	34,256
Onex Corp.	715	54,502
Open Text Corp.	2,233	115,981
Pan American Silver Corp.	1,718	48,238
Parkland Corp./Canada	1,310	41,696
Pembina Pipeline Corp.	4,430	146,436
Power Corp. of Canada	5,124	163,544
Quebecor Inc., Class B	1,200	31,395
Restaurant Brands International Inc.	2,432	165,928
RioCan REIT	1,300	23,539
Ritchie Bros Auctioneers Inc.	934	55,759
Rogers Communications Inc., Class B, NVS	3,230	164,866
Royal Bank of Canada	12,535	1,267,767
Saputo Inc.	2,531	73,033
Shaw Communications Inc., Class B, NVS	4,030	117,709
Shopify Inc., Class A(a)	986	1,480,265
Sun Life Financial Inc.	4,932	256,878
Suncor Energy Inc.	13,816	271,979
TC Energy Corp.	8,417	410,325
Teck Resources Ltd., Class B	4,501	102,748
TELUS Corp.	3,830	85,067
Thomson Reuters Corp.	1,523	161,382
TMX Group Ltd.	655	71,931
Toromont Industries Ltd.	713	60,253
Toronto-Dominion Bank (The)	16,034	1,066,063
Waste Connections Inc.	2,300	291,387
West Fraser Timber Co. Ltd.	720	51,645

Security	Shares	Value

Canada (continued)
Wheaton Precious Metals Corp.	3,804	$175,717
WSP Global Inc.	1,015	120,480
Yamana Gold Inc.	7,901	35,401

		17,249,885

Denmark — 0.8%
Ambu A/S, Class B	1,323	48,946
AP Moller - Maersk A/S, Class A	27	72,182
AP Moller - Maersk A/S, Class B, NVS	53	147,087
Carlsberg A/S, Class B	926	171,111
Chr Hansen Holding A/S	901	81,034
Coloplast A/S, Class B	1,107	202,430
Danske Bank A/S	6,204	108,731
Demant A/S(a)	1,016	62,095
DSV Panalpina A/S	1,800	438,777
Genmab A/S(a)	583	263,504
GN Store Nord A/S	1,026	89,912
Novo Nordisk A/S, Class B	15,019	1,390,328
Novozymes A/S, Class B	1,700	133,560
Orsted A/S(c)	1,715	254,369
Pandora A/S	916	118,491
Rockwool International A/S, Class B	77	40,858
Tryg A/S	3,391	83,808
Vestas Wind Systems A/S	9,169	338,103

		4,045,326

Finland — 0.4%
Elisa OYJ	1,403	90,172
Fortum OYJ	4,100	112,956
Kesko OYJ, Class B	2,412	103,383
Kone OYJ, Class B	3,121	258,502
Neste OYJ	3,627	222,954
Nokia OYJ(a)	45,923	282,167
Nordea Bank Abp	27,737	324,812
Orion OYJ, Class B	830	35,329
Sampo OYJ, Class A	4,508	216,964
Stora Enso OYJ, Class R	4,715	93,365
UPM-Kymmene OYJ	4,828	197,298
Wartsila OYJ Abp	3,724	56,100

		1,994,002

France — 3.5%
Accor SA(a)	1,701	60,199
Aeroports de Paris(a)	230	27,880
Air Liquide SA	4,201	730,589
Airbus SE(a)	5,212	714,923
Alstom SA(a)	2,332	96,723
Amundi SA(c)	521	48,116
Arkema SA	524	66,697
Atos SE	827	39,549
AXA SA	17,380	450,090
BioMerieux	403	48,052
BNP Paribas SA	9,716	592,473
Bollore SA	7,415	41,437
Bouygues SA	1,903	73,344
Bureau Veritas SA	2,300	75,955
Capgemini SE	1,416	306,072
Carrefour SA	5,000	92,871
Cie. de Saint-Gobain	4,508	322,224
Cie. Generale des Etablissements Michelin SCA	1,513	247,137
CNP Assurances	1,600	27,197
Covivio	502	47,159

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Credit Agricole SA	10,113	$141,011
Danone SA	5,838	429,405
Dassault Aviation SA	32	38,101
Dassault Systemes SE	5,929	327,057
Edenred	2,033	118,109
Eiffage SA	632	64,429
Electricite de France SA	3,631	44,079
Engie SA	17,378	231,741
EssilorLuxottica SA	2,500	471,957
Eurazeo SE	406	39,326
Eurofins Scientific SE	1,195	142,937
Faurecia SE	1,010	45,079
Gecina SA	422	66,925
Getlink SE	4,100	65,676
Hermes International	277	423,471
Iliad SA	112	24,137
Ipsen SA	300	32,058
Kering SA	658	590,317
Klepierre SA	1,830	44,308
La Francaise des Jeux SAEM(c)	729	38,974
Legrand SA	2,418	272,499
L’Oreal SA	2,213	1,012,433
LVMH Moet Hennessy Louis Vuitton SE	2,411	1,930,408
Orange SA	17,830	198,432
Orpea SA	412	52,319
Pernod Ricard SA	1,836	405,217
Publicis Groupe SA	1,910	120,579
Remy Cointreau SA	200	43,934
Renault SA(a)	1,700	64,567
Safran SA	3,013	394,324
Sanofi	9,802	1,010,324
Sartorius Stedim Biotech	225	128,440
Schneider Electric SE	4,729	792,052
SCOR SE	1,505	42,030
SEB SA	211	35,059
Societe Generale SA	7,002	205,059
Sodexo SA(a)	815	69,442
Suez SA	2,900	67,647
Teleperformance	510	215,116
Thales SA	915	96,034
TotalEnergies SE	22,102	963,796
Ubisoft Entertainment SA(a)	802	50,842
Unibail-Rodamco-Westfield(a)(b)	1,221	101,631
Valeo	2,200	63,615
Veolia Environnement SA	5,000	163,987
Vinci SA	4,602	487,234
Vivendi SE	6,233	210,591
Wendel SE	300	42,109
Worldline SA(a)(c)	2,135	199,836

		16,927,340

Germany — 2.7%
adidas AG	1,700	617,021
Allianz SE, Registered	3,707	921,424
Aroundtown SA	8,127	63,611
BASF SE	8,203	644,579
Bayer AG, Registered	8,421	501,715
Bayerische Motoren Werke AG	2,900	288,351
Bechtle AG	218	45,013
Beiersdorf AG	900	106,896
Brenntag SE	1,330	132,839

Security	Shares	Value

Germany (continued)
Carl Zeiss Meditec AG, Bearer	300	$66,814
Commerzbank AG(a)	9,800	63,111
Continental AG(a)	919	124,842
Covestro AG(c)	1,526	98,307
Daimler AG, Registered	7,613	679,380
Delivery Hero SE(a)(c)	1,334	199,423
Deutsche Bank AG, Registered(a)	19,604	247,133
Deutsche Boerse AG	1,743	290,844
Deutsche Lufthansa AG, Registered(a)	2,128	24,034
Deutsche Post AG, Registered	8,820	597,742
Deutsche Telekom AG, Registered	29,700	616,398
Deutsche Wohnen SE	3,134	195,662
E.ON SE	19,900	244,641
Evonik Industries AG	2,000	69,540
Fresenius Medical Care AG & Co. KGaA	1,717	135,336
Fresenius SE & Co. KGaA	3,630	190,793
GEA Group AG	1,023	45,360
Hannover Rueck SE	530	89,084
HeidelbergCement AG	1,301	115,292
HelloFresh SE(a)	1,524	142,859
Henkel AG & Co. KGaA	930	84,560
Infineon Technologies AG	11,616	443,895
KION Group AG	703	74,654
Knorr-Bremse AG	635	71,907
LANXESS AG	800	57,939
LEG Immobilien SE	681	107,630
Merck KGaA	1,200	245,645
MTU Aero Engines AG	423	105,808
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	1,207	325,677
Nemetschek SE	433	38,211
Puma SE	995	122,056
Rational AG	44	47,913
RWE AG	5,820	206,934
SAP SE	9,273	1,330,780
Scout24 AG(c)	838	71,761
Siemens AG, Registered	6,708	1,046,669
Siemens Healthineers AG(c)	2,337	154,292
Symrise AG	1,100	162,194
TeamViewer AG(a)(c)	1,425	47,911
Telefonica Deutschland Holding AG	7,030	18,950
Uniper SE	803	31,351
United Internet AG, Registered	511	21,149
Volkswagen AG	301	99,898
Vonovia SE	4,765	317,248
Zalando SE(a)(c)	1,939	215,447

		13,008,523

Hong Kong — 0.9%
AIA Group Ltd.	106,600	1,275,550
Bank of East Asia Ltd. (The)	18,080	29,789
BOC Hong Kong Holdings Ltd.	34,000	109,184
Budweiser Brewing Co. APAC Ltd.(c)	18,200	50,793
Chow Tai Fook Jewellery Group Ltd.	20,200	42,349
CK Asset Holdings Ltd.	17,836	121,351
CK Hutchison Holdings Ltd.	24,336	177,806
CK Infrastructure Holdings Ltd.	6,500	39,240
CLP Holdings Ltd.	15,000	154,671
ESR Cayman Ltd.(a)(c)	19,000	66,782
Futu Holdings Ltd., ADR(a)(b)	590	60,451
Galaxy Entertainment Group Ltd.(a)	20,000	135,541

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares		Value

Hong Kong (continued)
Hang Lung Properties Ltd.	19,000		$49,179
Hang Seng Bank Ltd.	7,300		139,806
Henderson Land Development Co. Ltd.	13,523		60,419
HK Electric Investments & HK Electric Investments Ltd., Class SS	30,500		30,933
HKT Trust & HKT Ltd., Class SS	35,740		48,581
Hong Kong & China Gas Co. Ltd.	101,618		165,265
Hong Kong Exchanges & Clearing Ltd.	4,000		255,639
Hongkong Land Holdings Ltd.	13,000		58,981
Jardine Matheson Holdings Ltd.	1,900		113,042
Link REIT	18,900		180,615
Melco Resorts & Entertainment Ltd., ADR(a)	1,937		26,963
MTR Corp. Ltd.	14,000		83,001
New World Development Co. Ltd.	15,583		73,875
Power Assets Holdings Ltd.	13,000		84,047
Sands China Ltd.(a)	22,000		74,933
Sino Land Co. Ltd.	32,000		49,036
SJM Holdings Ltd.(a)	32,000		28,861
Sun Hung Kai Properties Ltd.	12,000		171,664
Swire Pacific Ltd., Class A	5,500		34,165
Swire Properties Ltd.	12,400		35,268
Techtronic Industries Co. Ltd.	12,893		229,912
WH Group Ltd.(c)	96,500		79,957
Wharf Real Estate Investment Co. Ltd.	16,000		90,366
Wynn Macau Ltd.(a)(b)	22,000		28,195
Xinyi Glass Holdings Ltd.	17,000		63,535

			4,519,745

Ireland — 0.7%
CRH PLC	7,000		349,853
Flutter Entertainment PLC, Class DI(a)	1,475		251,449
Horizon Therapeutics PLC(a)	1,925		192,539
Kerry Group PLC, Class A	1,415		209,818
Kingspan Group PLC	1,330		144,629
Linde PLC	4,614		1,418,298
Seagate Technology Holdings PLC	1,832		161,033
Smurfit Kappa Group PLC	2,314		130,542
STERIS PLC	832		181,334
Trane Technologies PLC	2,028		412,921

			3,452,416

Israel — 0.2%
Azrieli Group Ltd.	400		31,858
Bank Hapoalim BM(a)	9,785		77,868
Bank Leumi Le-Israel BM(a)	12,220		93,375
Check Point Software Technologies Ltd.(a)	1,105		140,446
CyberArk Software Ltd.(a)(b)	300		42,609
Elbit Systems Ltd.	137		18,041
ICL Group Ltd.	6,401		46,645
Isracard Ltd.(a)	0	(d)	1
Israel Discount Bank Ltd., Class A(a)	10,800		50,593
Mizrahi Tefahot Bank Ltd.(a)	1,115		33,791
Nice Ltd.(a)	530		147,490
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	9,600		92,640
Wix.com Ltd.(a)	510		152,306

			927,663

Italy — 0.6%
Amplifon SpA	1,103		54,471
Assicurazioni Generali SpA	9,403		187,478
Atlantia SpA(a)	4,400		79,809
CNH Industrial NV	8,700		145,269

Security	Shares	Value

Italy (continued)
DiaSorin SpA	204	$41,403
Enel SpA	72,300	666,283
Eni SpA	23,100	273,172
Ferrari NV	1,117	243,437
FinecoBank Banca Fineco SpA(a)	5,252	94,044
Infrastrutture Wireless Italiane SpA(c)	2,121	23,959
Intesa Sanpaolo SpA	147,024	406,161
Mediobanca Banca di Credito Finanziario SpA(a)	5,702	66,739
Moncler SpA	1,600	109,892
Nexi SpA(a)(c)	3,909	83,751
Poste Italiane SpA(c)	4,700	62,193
Prysmian SpA	2,492	89,347
Recordati Industria Chimica e Farmaceutica SpA	930	57,522
Snam SpA	16,328	98,765
Telecom Italia SpA/Milano	78,126	34,212
Tenaris SA	4,200	42,794
Terna SPA	11,728	93,078
UniCredit SpA	17,925	214,407

		3,168,186

Malta — 0.0%
BGP Holdings PLC, NVS(a)(e)	38,252	0	(f)

Netherlands — 2.0%
ABN AMRO Bank NV, CVA(a)(c)	4,025	46,918
Adyen NV(a)(c)	172	466,128
Aegon NV	16,808	71,562
Akzo Nobel NV	1,607	198,508
ArcelorMittal SA	6,724	234,839
Argenx SE(a)(b)	401	122,456
ASM International NV	407	144,448
ASML Holding NV	3,702	2,829,749
Davide Campari-Milano NV	5,230	73,526
EXOR NV	915	75,172
Heineken Holding NV	1,011	99,455
Heineken NV	2,213	257,708
ING Groep NV	34,900	447,791
InPost SA(a)	1,726	33,843
JDE Peet’s NV	628	21,142
Just Eat Takeaway.com NV(a)(c)	1,529	135,776
Koninklijke Ahold Delhaize NV	9,026	280,572
Koninklijke DSM NV	1,503	302,977
Koninklijke KPN NV	30,002	98,448
Koninklijke Philips NV	8,313	383,308
Koninklijke Vopak NV	630	26,676
NN Group NV	2,715	134,980
NXP Semiconductors NV	2,452	506,068
Prosus NV	4,325	385,870
QIAGEN NV(a)	2,012	107,829
Randstad NV	1,030	74,727
Royal Dutch Shell PLC, Class A	35,316	709,885
Royal Dutch Shell PLC, Class B	31,806	628,460
Stellantis NV	18,027	345,695
Wolters Kluwer NV	2,409	274,634

		9,519,150

New Zealand — 0.1%
a2 Milk Co. Ltd. (The)(a)(b)	6,500	28,261
Auckland International Airport Ltd.(a)	8,815	44,475
Fisher & Paykel Healthcare Corp. Ltd.	5,100	112,260
Mercury NZ Ltd.	6,108	28,103
Meridian Energy Ltd.	11,907	43,293

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Ryman Healthcare Ltd.	3,230	$29,667
Spark New Zealand Ltd.	15,700	51,822
Xero Ltd.(a)	1,264	131,143

		469,024

Norway — 0.2%
Adevinta ASA(a)	2,116	40,685
DNB Bank ASA	7,733	158,472
Equinor ASA	8,819	171,787
Gjensidige Forsikring ASA	1,815	41,533
Mowi ASA	3,920	99,881
Norsk Hydro ASA	11,920	79,304
Orkla ASA	7,134	64,794
Schibsted ASA, Class A	427	22,632
Schibsted ASA, Class B	1,000	46,227
Telenor ASA	6,600	114,590
Yara International ASA	1,515	79,850

		919,755

Portugal — 0.1%
EDP - Energias de Portugal SA	23,204	120,359
EDP Renovaveis SA	2,518	59,142
Galp Energia SGPS SA	4,602	44,877
Jeronimo Martins SGPS SA	2,500	50,935

		275,313

Singapore — 0.3%
Ascendas REIT	22,577	51,955
CapitaLand Integrated Commercial Trust	46,701	74,001
CapitaLand Ltd.	20,000	59,419
City Developments Ltd.	1,800	9,080
DBS Group Holdings Ltd.	15,700	351,309
Genting Singapore Ltd.	50,800	30,312
Keppel Corp. Ltd.	10,900	44,067
Mapletree Commercial Trust	13,500	21,493
Mapletree Logistics Trust(b)	21,789	33,925
Oversea-Chinese Banking Corp. Ltd.(b)	29,325	265,310
Sea Ltd., ADR(a)	192	53,023
Singapore Airlines Ltd.(a)	10,900	40,864
Singapore Exchange Ltd.	3,400	29,750
Singapore Technologies Engineering Ltd.	19,600	57,882
Singapore Telecommunications Ltd.	70,800	118,667
United Overseas Bank Ltd.	10,200	197,203
UOL Group Ltd.	2,000	10,749
Venture Corp. Ltd.	2,800	39,275
Wilmar International Ltd.	20,100	64,371

		1,552,655

Spain — 0.7%
ACS Actividades de Construccion y Servicios SA	2,700	71,019
Aena SME SA(a)(c)	602	95,867
Amadeus IT Group SA(a)	3,900	255,765
Banco Bilbao Vizcaya Argentaria SA	59,115	378,423
Banco Santander SA	156,446	573,086
CaixaBank SA	39,332	116,812
Cellnex Telecom SA(c)	4,512	294,257
Enagas SA	959	22,026
Endesa SA	2,715	65,949
Ferrovial SA	4,502	133,598
Grifols SA	2,716	69,073
Iberdrola SA	53,459	643,389
Industria de Diseno Textil SA	9,635	326,784
Naturgy Energy Group SA	2,700	69,687

Security	Shares	Value

Spain (continued)
Red Electrica Corp. SA	1,551	$30,723
Repsol SA	12,630	138,335
Siemens Gamesa Renewable Energy SA(a)	2,115	58,985
Telefonica SA	48,001	219,597

		3,563,375

Sweden — 1.1%
Alfa Laval AB	2,403	100,351
Assa Abloy AB, Class B	9,030	289,649
Atlas Copco AB, Class A	6,007	406,824
Atlas Copco AB, Class B	3,500	199,004
Boliden AB	2,300	89,636
Electrolux AB, Series B	1,627	42,730
Embracer Group AB(a)	2,225	57,586
Epiroc AB, Class A	6,015	140,117
Epiroc AB, Class B	3,500	70,320
EQT AB	2,114	101,899
Essity AB, Class B	5,302	173,469
Evolution AB(c)	1,556	270,744
Fastighets AB Balder, Class B(a)	900	62,108
H & M Hennes & Mauritz AB, Class B(a)	6,236	130,374
Hexagon AB, Class B	16,636	275,386
Husqvarna AB, Class B	4,600	64,371
ICA Gruppen AB	700	34,600
Industrivarden AB, Class A	921	36,748
Industrivarden AB, Class C	1,301	49,802
Investment AB Latour, Class B	1,311	51,237
Investor AB, Class B	15,923	394,325
Kinnevik AB, Class B	2,200	95,911
L E Lundbergforetagen AB, Class B	715	51,021
Lundin Energy AB	1,961	61,133
Nibe Industrier AB, Class B	12,534	149,781
Sandvik AB	9,700	252,940
Securitas AB, Class B	2,922	51,525
Sinch AB.(a)(c)	4,111	82,901
Skandinaviska Enskilda Banken AB, Class A	13,900	187,997
Skanska AB, Class B	3,300	93,158
SKF AB, Class B	3,531	93,948
Svenska Cellulosa AB SCA, Class B	5,013	93,243
Svenska Handelsbanken AB, Class A	13,818	155,719
Swedbank AB, Class A	8,030	156,373
Swedish Match AB	15,111	135,319
Tele2 AB, Class B	3,901	57,302
Telefonaktiebolaget LM Ericsson, Class B	25,930	299,081
Telia Co. AB	23,230	101,894
Volvo AB, Class A	1,727	41,991
Volvo AB, Class B	13,004	306,657

		5,509,174

Switzerland — 3.2%
ABB Ltd., Registered	15,308	559,635
Adecco Group AG, Registered	1,432	85,757
Alcon Inc.	4,403	320,534
Baloise Holding AG, Registered	414	65,276
Banque Cantonale Vaudoise, Registered	200	17,854
Barry Callebaut AG, Registered	31	78,574
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	9	100,845
Cie. Financiere Richemont SA, Class A, Registered	4,635	593,137
Clariant AG, Registered	1,536	31,954
Coca-Cola HBC AG, Class DI	1,701	64,235

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Credit Suisse Group AG, Registered	22,600	$226,888
EMS-Chemie Holding AG, Registered	60	66,514
Geberit AG, Registered	338	277,524
Givaudan SA, Registered	80	399,299
Holcim Ltd.	4,701	275,578
Julius Baer Group Ltd.	2,000	132,004
Kuehne + Nagel International AG, Registered	502	169,341
Logitech International SA, Registered	1,526	167,661
Lonza Group AG, Registered	659	513,114
Nestle SA, Registered	25,401	3,216,520
Novartis AG, Registered	19,528	1,805,918
Partners Group Holding AG	200	341,673
Roche Holding AG, Bearer	287	123,188
Roche Holding AG, NVS	6,200	2,395,135
Schindler Holding AG, Participation Certificates, NVS	328	106,185
Schindler Holding AG, Registered	200	62,320
SGS SA, Registered	52	168,307
Siemens Energy AG(a)	3,324	90,429
Sika AG, Registered	1,270	447,383
Sonova Holding AG, Registered	490	192,391
STMicroelectronics NV	6,235	256,594
Straumann Holding AG, Registered	100	185,402
Swatch Group AG (The), Bearer	282	94,070
Swatch Group AG (The), Registered	402	26,107
Swiss Life Holding AG, Registered	280	144,425
Swiss Prime Site AG, Registered	710	75,603
Swiss Re AG	2,800	253,849
Swisscom AG, Registered	214	128,614
Temenos AG, Registered	600	95,309
UBS Group AG, Registered	32,610	537,275
Vifor Pharma AG	415	58,039
Zurich Insurance Group AG	1,314	529,772

		15,480,232

United Kingdom — 4.0%
3i Group PLC	8,804	156,475
Abrdn PLC	18,306	72,216
Admiral Group PLC	1,816	85,785
Amcor PLC	13,400	154,904
Anglo American PLC	11,415	505,844
Antofagasta PLC	3,115	64,679
Aptiv PLC(a)	2,332	389,094
Ashtead Group PLC	3,920	293,331
Associated British Foods PLC	3,200	88,982
AstraZeneca PLC	12,760	1,466,250
AstraZeneca PLC	1,688	96,621
Auto Trader Group PLC(a)(c)	9,330	84,531
AVEVA Group PLC	1,013	55,271
Aviva PLC	35,402	190,131
BAE Systems PLC	29,200	234,112
Barclays PLC	147,830	357,613
Barratt Developments PLC	8,615	84,191
Berkeley Group Holdings PLC	1,201	80,861
BP PLC	178,505	716,524
British American Tobacco PLC	19,220	714,838
British Land Co. PLC (The)	8,615	60,994
BT Group PLC(a)	72,800	175,356
Bunzl PLC	3,100	114,846
Burberry Group PLC	3,630	104,121
Clarivate PLC(a)	2,921	66,599
Coca-Cola Europacific Partners PLC	1,628	101,034

Security	Shares	Value

United Kingdom (continued)
Compass Group PLC(a)	15,820	$334,275
Croda International PLC	1,228	143,751
DCC PLC	901	75,435
Diageo PLC	20,600	1,021,477
Direct Line Insurance Group PLC	12,017	49,675
Entain PLC(a)	4,803	121,114
Evraz PLC	3,600	30,758
Experian PLC	8,187	360,439
Ferguson PLC	1,918	268,883
GlaxoSmithKline PLC	44,614	880,851
Halma PLC	3,405	136,680
Hargreaves Lansdown PLC	3,800	86,187
Hikma Pharmaceuticals PLC	1,806	66,409
HSBC Holdings PLC	178,434	984,990
Imperial Brands PLC	8,500	181,988
Informa PLC(a)	14,123	97,044
InterContinental Hotels Group PLC(a)	1,515	100,056
Intertek Group PLC	1,500	107,469
J Sainsbury PLC	13,930	54,854
JD Sports Fashion PLC	4,825	60,120
Johnson Matthey PLC	1,733	71,632
Kingfisher PLC	19,201	98,625
Land Securities Group PLC	6,802	66,948
Legal & General Group PLC	51,200	185,470
Lloyds Banking Group PLC	634,317	401,058
London Stock Exchange Group PLC	3,025	315,421
M&G PLC	23,709	74,239
Melrose Industries PLC	42,700	94,891
Mondi PLC	4,326	119,933
National Grid PLC	30,802	393,838
Natwest Group PLC	43,732	122,743
Next PLC(a)	1,115	122,141
Ocado Group PLC(a)	4,000	103,070
Pearson PLC	6,400	77,123
Persimmon PLC	2,715	109,517
Phoenix Group Holdings PLC	4,837	45,583
Prudential PLC	22,826	428,645
Reckitt Benckiser Group PLC	6,212	475,216
RELX PLC	16,817	494,324
Rentokil Initial PLC	16,723	131,735
Rolls-Royce Holdings PLC(a)	73,030	100,863
Royalty Pharma PLC, Class A	1,516	57,911
Sage Group PLC (The)	9,602	93,594
Schroders PLC	1,030	52,308
Segro PLC	10,234	172,998
Sensata Technologies Holding PLC(a)	1,500	87,930
Severn Trent PLC	2,030	78,909
Smith & Nephew PLC	7,800	159,173
Smiths Group PLC	3,515	75,946
Spirax-Sarco Engineering PLC	628	130,843
SSE PLC	9,601	192,495
St. James’s Place PLC	4,627	101,942
Standard Chartered PLC	21,907	131,328
Taylor Wimpey PLC	35,830	81,917
Tesco PLC	66,302	214,646
Unilever PLC	23,137	1,331,571
United Utilities Group PLC	5,903	87,893
Vodafone Group PLC	235,913	379,337
Whitbread PLC(a)	1,723	72,824
Wm Morrison Supermarkets PLC	19,915	74,077

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
WPP PLC	11,200	$144,850

		19,433,165

United States — 71.5%
10X Genomics Inc., Class A(a)(b)	618	113,236
3M Co.	5,100	1,009,494
A O Smith Corp.	1,300	91,429
Abbott Laboratories	15,600	1,887,288
AbbVie Inc.	15,527	1,805,790
ABIOMED Inc.(a)	400	130,856
Accenture PLC, Class A	5,597	1,778,055
Activision Blizzard Inc.	6,803	568,867
Adobe Inc.(a)	4,211	2,617,684
Advance Auto Parts Inc.	523	110,907
Advanced Micro Devices Inc.(a)	10,701	1,136,339
AES Corp. (The)	5,428	128,644
Aflac Inc.	5,710	314,050
Agilent Technologies Inc.	2,705	414,487
AGNC Investment Corp.	4,401	69,842
Air Products & Chemicals Inc.	1,916	557,613
Airbnb Inc., Class A(a)	602	86,694
Akamai Technologies Inc.(a)	1,327	159,134
Albemarle Corp.	1,050	216,342
Alexandria Real Estate Equities Inc.	1,110	223,487
Align Technology Inc.(a)	663	461,315
Alleghany Corp.(a)	106	70,289
Allegion PLC	710	96,986
Alliant Energy Corp.	2,335	136,668
Allstate Corp. (The)	2,619	340,601
Ally Financial Inc.	3,307	169,848
Alnylam Pharmaceuticals Inc.(a)	1,062	190,034
Alphabet Inc., Class A(a)	2,644	7,124,337
Alphabet Inc., Class C, NVS(a)	2,590	7,004,448
Altice USA Inc., Class A(a)	2,018	62,013
Altria Group Inc.	16,617	798,281
Amazon.com Inc.(a)	3,762	12,518,394
AMERCO	100	58,796
Ameren Corp.	2,200	184,624
American Electric Power Co. Inc.	4,400	387,728
American Express Co.	6,070	1,035,117
American Financial Group Inc./OH	712	90,061
American International Group Inc.	7,322	346,697
American Tower Corp.	3,913	1,106,596
American Water Works Co. Inc.	1,649	280,511
Ameriprise Financial Inc.	1,030	265,287
AmerisourceBergen Corp., Class A	1,438	175,680
AMETEK Inc.	2,105	292,700
Amgen Inc.	5,027	1,214,222
Amphenol Corp., Class A	5,238	379,703
Analog Devices Inc.	3,300	552,486
Annaly Capital Management Inc.	13,023	110,565
ANSYS Inc.(a)	728	268,239
Anthem Inc.	2,185	839,062
Aon PLC, Class A	2,010	522,660
Apollo Global Management Inc., Class A	1,832	107,832
Apple Inc.	147,528	21,518,434
Applied Materials Inc.	8,121	1,136,372
Aramark	2,202	77,356
Arch Capital Group Ltd.(a)	3,600	140,400
Archer-Daniels-Midland Co.	5,002	298,719
Arista Networks Inc.(a)	500	190,195

Security	Shares	Value

United States (continued)
Arrow Electronics Inc.(a)	607	$71,972
Arthur J Gallagher & Co.	1,709	238,081
Assurant Inc.	509	80,325
AT&T Inc.	62,515	1,753,546
Athene Holding Ltd., Class A(a)	1,300	84,006
Atmos Energy Corp.	1,214	119,688
Autodesk Inc.(a)	1,915	614,964
Autoliv Inc.	722	72,835
Automatic Data Processing Inc.	3,724	780,662
AutoZone Inc.(a)	200	324,714
Avalara Inc.(a)	727	121,533
AvalonBay Communities Inc.	1,207	274,991
Avantor Inc.(a)	4,603	172,981
Avery Dennison Corp.	754	158,853
Baker Hughes Co., Class A	6,638	140,991
Ball Corp.	2,801	226,545
Bank of America Corp.	68,017	2,609,132
Bank of New York Mellon Corp. (The)	7,620	391,135
Baxter International Inc.	4,527	350,163
Becton Dickinson and Co.	2,535	648,326
Bentley Systems Inc., Class B(b)	1,506	91,580
Berkshire Hathaway Inc., Class B(a)	12,007	3,341,428
Best Buy Co. Inc.	2,135	239,867
Biogen Inc.(a)	1,305	426,383
BioMarin Pharmaceutical Inc.(a)	1,530	117,397
Bio-Rad Laboratories Inc., Class A(a)	200	147,902
Bio-Techne Corp.	317	152,870
Black Knight Inc.(a)	1,318	109,144
BlackRock Inc.(g)	1,341	1,162,875
Blackstone Group Inc. (The), NVS	6,152	709,141
Boeing Co. (The)(a)	4,836	1,095,257
Booking Holdings Inc.(a)	359	781,995
Booz Allen Hamilton Holding Corp., Class A	1,225	105,117
BorgWarner Inc.	2,230	109,225
Boston Beer Co. Inc. (The), Class A, NVS(a)	78	55,380
Boston Properties Inc.	1,210	142,030
Boston Scientific Corp.(a)	12,226	557,506
Bristol-Myers Squibb Co.	19,735	1,339,414
Broadcom Inc.	3,588	1,741,615
Broadridge Financial Solutions Inc.	1,015	176,092
Brown & Brown Inc.	2,237	121,693
Brown-Forman Corp., Class B, NVS	2,635	186,874
Bunge Ltd.	1,230	95,485
Burlington Stores Inc.(a)	600	200,880
Cable One Inc.	47	88,736
Cadence Design Systems Inc.(a)	2,515	371,340
Caesars Entertainment Inc.(a)	1,815	158,558
Camden Property Trust	800	119,512
Campbell Soup Co.	1,615	70,608
Capital One Financial Corp.	4,076	659,089
Cardinal Health Inc.	2,600	154,388
Carlyle Group Inc. (The)	1,754	88,524
CarMax Inc.(a)	1,408	188,602
Carnival Corp.(a)(b)	6,832	147,913
Carrier Global Corp.	7,303	403,491
Carvana Co., Class A(a)	615	207,599
Catalent Inc.(a)	1,432	171,568
Caterpillar Inc.	4,835	999,636
Cboe Global Markets Inc.	1,021	120,958
CBRE Group Inc., Class A(a)	2,902	279,927

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
CDW Corp./DE	1,229	$225,337
Celanese Corp., Class A	928	144,555
Centene Corp.(a)	5,203	356,978
CenterPoint Energy Inc.	4,415	112,406
Ceridian HCM Holding Inc.(a)	1,134	111,586
Cerner Corp.	2,700	217,053
CF Industries Holdings Inc.	2,030	95,917
CH Robinson Worldwide Inc.	1,203	107,271
Charles River Laboratories International Inc.(a)	417	169,686
Charles Schwab Corp. (The)	12,716	864,052
Charter Communications Inc., Class A(a)	1,191	886,164
Cheniere Energy Inc.(a)	2,131	180,986
Chevron Corp.	16,915	1,722,116
Chewy Inc., Class A(a)(b)	630	52,731
Chipotle Mexican Grill Inc., Class A(a)	247	460,270
Chubb Ltd.	3,929	662,979
Church & Dwight Co. Inc.	2,204	190,822
Cigna Corp.	3,103	712,107
Cincinnati Financial Corp.	1,400	165,032
Cintas Corp.	814	320,863
Cisco Systems Inc.	37,122	2,055,445
Citigroup Inc.	18,202	1,230,819
Citizens Financial Group Inc.	3,517	148,277
Citrix Systems Inc.	1,017	102,463
Clorox Co. (The)	1,035	187,221
Cloudflare Inc., Class A(a)	2,019	239,514
CME Group Inc.	3,220	683,059
CMS Energy Corp.	2,515	155,402
Coca-Cola Co. (The)	35,900	2,047,377
Cognex Corp.	1,520	137,423
Cognizant Technology Solutions Corp., Class A	4,533	333,311
Colgate-Palmolive Co.	7,101	564,529
Comcast Corp., Class A	40,006	2,353,553
Conagra Brands Inc.	4,230	141,663
ConocoPhillips	12,006	673,056
Consolidated Edison Inc.	2,930	216,146
Constellation Brands Inc., Class A	1,500	336,510
Cooper Companies Inc. (The)	415	175,035
Copart Inc.(a)	1,900	279,300
Corning Inc.	6,529	273,304
Corteva Inc.	6,713	287,182
CoStar Group Inc.(a)	3,313	294,360
Costco Wholesale Corp.	3,903	1,677,197
Coupa Software Inc.(a)	615	133,455
Crowdstrike Holdings Inc., Class A(a)	1,612	408,819
Crown Castle International Corp.	3,812	736,059
Crown Holdings Inc.	1,223	122,006
CSX Corp.	20,112	650,020
Cummins Inc.	1,328	308,229
CVS Health Corp.	11,434	941,704
Danaher Corp.	5,605	1,667,431
Darden Restaurants Inc.	1,115	162,656
Datadog Inc., Class A(a)	1,523	168,596
DaVita Inc.(a)	713	85,738
Deere & Co.	2,608	943,027
Dell Technologies Inc., Class C(a)	2,403	232,178
Delta Air Lines Inc.(a)	1,305	52,069
DENTSPLY SIRONA Inc.	2,092	138,156
Devon Energy Corp.	5,315	137,340
Dexcom Inc.(a)	823	424,265

Security	Shares	Value

United States (continued)
Digital Realty Trust Inc.	2,508	$386,633
Discover Financial Services	2,616	325,221
Discovery Inc., Class A(a)	1,300	37,713
Discovery Inc., Class C, NVS(a)	2,621	71,055
DISH Network Corp., Class A(a)	2,103	88,095
DocuSign Inc., Class A(a)	1,624	484,017
Dollar General Corp.	2,128	495,058
Dollar Tree Inc.(a)	2,007	200,279
Dominion Energy Inc.	7,138	534,422
Domino’s Pizza Inc.	323	169,733
Dover Corp.	1,215	203,051
Dow Inc.	6,500	404,040
DR Horton Inc.	2,909	277,606
DraftKings Inc., Class A(a)(b)	1,506	73,041
Dropbox Inc., Class A(a)	2,600	81,874
DTE Energy Co.	1,722	202,025
Duke Energy Corp.	6,759	710,438
Duke Realty Corp.	3,406	173,297
DuPont de Nemours Inc.	4,716	353,936
Dynatrace Inc.(a)	1,610	102,831
Eastman Chemical Co.	1,201	135,377
Eaton Corp. PLC	3,434	542,744
eBay Inc.	5,826	397,391
Ecolab Inc.	2,213	488,697
Edison International	3,542	193,039
Edwards Lifesciences Corp.(a)	5,427	609,289
Elanco Animal Health Inc.(a)	3,816	139,170
Electronic Arts Inc.	2,532	364,507
Eli Lilly & Co.	7,137	1,737,859
Emerson Electric Co.	5,216	526,242
Enphase Energy Inc.(a)	1,027	194,719
Entergy Corp.	1,815	186,800
EOG Resources Inc.	5,200	378,872
EPAM Systems Inc.(a)	500	279,900
Equifax Inc.	1,030	268,418
Equinix Inc.	783	642,381
Equitable Holdings Inc.	3,733	115,238
Equity LifeStyle Properties Inc.	1,411	118,242
Equity Residential	3,212	270,226
Erie Indemnity Co., Class A, NVS	200	36,978
Essential Utilities Inc.	1,916	94,114
Essex Property Trust Inc.	601	197,188
Estee Lauder Companies Inc. (The), Class A	2,002	668,328
Etsy Inc.(a)	1,149	210,853
Everest Re Group Ltd.	320	80,906
Evergy Inc.	2,104	137,223
Eversource Energy	3,091	266,661
Exact Sciences Corp.(a)	1,400	150,976
Exelon Corp.	8,624	403,603
Expedia Group Inc.(a)	1,222	196,583
Expeditors International of Washington Inc.	1,515	194,299
Extra Space Storage Inc.	1,130	196,778
Exxon Mobil Corp.	37,109	2,136,365
F5 Networks Inc.(a)	512	105,733
Facebook Inc., Class A(a)	21,125	7,526,837
FactSet Research Systems Inc.	323	115,401
Fair Isaac Corp.(a)(b)	261	136,740
Fastenal Co.	5,200	284,804
FedEx Corp.	2,214	619,809
Fidelity National Financial Inc.	2,454	109,473

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Fidelity National Information Services Inc.	5,503	$820,222
Fifth Third Bancorp	6,432	233,417
First Republic Bank/CA	1,500	292,530
FirstEnergy Corp.	4,530	173,590
Fiserv Inc.(a)	5,309	611,119
FleetCor Technologies Inc.(a)	723	186,693
FMC Corp.	1,204	128,768
Ford Motor Co.(a)	34,215	477,299
Fortinet Inc.(a)	1,221	332,405
Fortive Corp.	2,713	197,127
Fortune Brands Home & Security Inc.	1,113	108,484
Fox Corp., Class A, NVS	2,709	96,603
Fox Corp., Class B	1,502	49,926
Franklin Resources Inc.	2,730	80,671
Freeport-McMoRan Inc.	12,701	483,908
Garmin Ltd.	1,332	209,390
Gartner Inc.(a)	808	213,902
Generac Holdings Inc.(a)	525	220,164
General Dynamics Corp.	2,114	414,407
General Electric Co.	77,704	1,006,267
General Mills Inc.	5,402	317,962
General Motors Co.(a)	11,303	642,462
Genuine Parts Co.	1,301	165,123
Gilead Sciences Inc.	11,270	769,628
Global Payments Inc.	2,601	503,059
Globe Life Inc.	814	75,792
GoDaddy Inc., Class A(a)	1,600	134,160
Goldman Sachs Group Inc. (The)	3,086	1,156,880
Guidewire Software Inc.(a)	716	82,483
Halliburton Co.	7,800	161,304
Hartford Financial Services Group Inc. (The)	3,200	203,584
Hasbro Inc.	1,215	120,820
HCA Healthcare Inc.	2,400	595,680
Healthpeak Properties Inc.	4,400	162,668
HEICO Corp.	300	40,575
HEICO Corp., Class A	605	73,380
Henry Schein Inc.(a)	1,315	105,397
Hershey Co. (The)	1,313	234,869
Hess Corp.	2,500	191,100
Hewlett Packard Enterprise Co.	10,617	153,946
Hilton Worldwide Holdings Inc.(a)	2,519	331,123
Hologic Inc.(a)	2,217	166,364
Home Depot Inc. (The)	9,481	3,111,569
Honeywell International Inc.	6,142	1,435,938
Hormel Foods Corp.	2,612	121,145
Host Hotels & Resorts Inc.(a)	6,530	104,023
Howmet Aerospace Inc.(a)	3,203	105,122
HP Inc.	11,004	317,685
HubSpot Inc.(a)	385	229,468
Humana Inc.	1,113	473,982
Huntington Bancshares Inc./OH	12,921	181,928
Huntington Ingalls Industries Inc.	400	82,052
IAC/InterActiveCorp.(a)	714	98,025
IDEX Corp.	608	137,828
IDEXX Laboratories Inc.(a)	753	510,933
IHS Markit Ltd.	3,400	397,256
Illinois Tool Works Inc.	2,816	638,303
Illumina Inc.(a)	1,300	644,475
Incyte Corp.(a)	1,611	124,611
Ingersoll Rand Inc.(a)	3,219	157,313

Security	Shares	Value

United States (continued)
Insulet Corp.(a)	606	$169,492
Intel Corp.	35,719	1,918,825
Intercontinental Exchange Inc.	4,920	589,564
International Business Machines Corp.	7,900	1,113,584
International Flavors & Fragrances Inc.	2,138	322,068
International Paper Co.	3,113	179,807
Interpublic Group of Companies Inc. (The)	3,315	117,218
Intuit Inc.	2,407	1,275,638
Intuitive Surgical Inc.(a)	1,034	1,025,170
Invesco Ltd.	3,515	85,696
Invitation Homes Inc.	5,119	208,241
IPG Photonics Corp.(a)	318	69,375
IQVIA Holdings Inc.(a)	1,712	424,062
Iron Mountain Inc.	2,435	106,556
Jack Henry & Associates Inc.	705	122,733
Jacobs Engineering Group Inc.	1,104	149,316
Jazz Pharmaceuticals PLC(a)	566	95,948
JB Hunt Transport Services Inc.	717	120,779
JM Smucker Co. (The)	902	118,261
Johnson & Johnson	23,160	3,988,152
Johnson Controls International PLC	6,235	445,304
JPMorgan Chase & Co.	26,881	4,079,998
Juniper Networks Inc.	3,215	90,470
Kansas City Southern	801	214,508
Kellogg Co.	2,302	145,855
Keurig Dr Pepper Inc.	6,206	218,513
KeyCorp.	8,800	173,008
Keysight Technologies Inc.(a)	1,700	279,735
Kimberly-Clark Corp.	2,921	396,438
Kinder Morgan Inc.	17,816	309,642
KKR & Co. Inc.	4,529	288,769
KLA Corp.	1,308	455,393
Knight-Swift Transportation Holdings Inc.	1,202	59,727
Kraft Heinz Co. (The)	5,805	223,318
Kroger Co. (The)	6,335	257,834
L Brands Inc.	2,371	189,846
L3Harris Technologies Inc.	1,829	414,707
Laboratory Corp. of America Holdings(a)	891	263,870
Lam Research Corp.	1,266	806,961
Lamb Weston Holdings Inc.	1,300	86,801
Las Vegas Sands Corp.(a)	3,100	131,285
Lear Corp.	504	88,190
Leidos Holdings Inc.	1,117	118,871
Lennar Corp., Class A	2,504	263,296
Lennox International Inc.	302	99,488
Liberty Broadband Corp., Class A(a)	210	36,051
Liberty Broadband Corp., Class C, NVS(a)	1,401	248,663
Liberty Global PLC, Class A(a)	1,702	45,699
Liberty Global PLC, Class C, NVS(a)	3,514	94,386
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	1,801	84,521
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	800	37,352
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	1,700	78,540
Lincoln National Corp.	1,426	87,870
Live Nation Entertainment Inc.(a)	1,300	102,557
LKQ Corp.(a)	2,715	137,786
Lockheed Martin Corp.	2,262	840,718
Loews Corp.	2,101	112,677
Lowe’s Companies Inc.	6,426	1,238,226
Lululemon Athletica Inc.(a)	1,102	440,987
Lumen Technologies Inc.	7,419	92,515

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Lyft Inc., Class A(a)	2,224	$123,032
LyondellBasell Industries NV, Class A	2,327	231,141
M&T Bank Corp.	1,103	147,637
Marathon Petroleum Corp.	5,814	321,049
Markel Corp.(a)	129	155,596
MarketAxess Holdings Inc.	366	173,912
Marriott International Inc./MD, Class A(a)	2,426	354,147
Marsh & McLennan Companies Inc.	4,508	663,668
Martin Marietta Materials Inc.	520	188,916
Marvell Technology Inc.	7,038	425,869
Masco Corp.	2,315	138,229
Masimo Corp.(a)	501	136,467
Mastercard Inc., Class A	7,807	3,013,034
Match Group Inc.(a)(b)	2,227	354,694
Maxim Integrated Products Inc.	2,400	239,784
McCormick & Co. Inc./MD, NVS	2,230	187,699
McDonald’s Corp.	6,526	1,583,925
McKesson Corp.	1,410	287,400
Medical Properties Trust Inc.	4,552	95,729
Medtronic PLC	11,900	1,562,589
MercadoLibre Inc.(a)	400	627,480
Merck & Co. Inc.	22,303	1,714,432
MetLife Inc.	6,722	387,859
Mettler-Toledo International Inc.(a)	200	294,742
MGM Resorts International	3,313	124,337
Microchip Technology Inc.	2,416	345,778
Micron Technology Inc.(a)	9,819	761,758
Microsoft Corp.	63,004	17,950,470
Mid-America Apartment Communities Inc.	1,015	195,996
Moderna Inc.(a)	2,814	995,030
Mohawk Industries Inc.(a)	500	97,450
Molina Healthcare Inc.(a)	504	137,597
Molson Coors Beverage Co., Class B(a)	1,715	83,846
Mondelez International Inc., Class A	12,697	803,212
MongoDB Inc., Class A(a)(b)	506	181,614
Monolithic Power Systems Inc.	394	177,008
Monster Beverage Corp.(a)	3,400	320,688
Moody’s Corp.	1,500	564,000
Morgan Stanley	12,415	1,191,592
Mosaic Co. (The)	2,816	87,944
Motorola Solutions Inc.	1,429	319,982
MSCI Inc., Class A	755	449,950
Nasdaq Inc.	1,065	198,867
NetApp Inc.	1,817	144,615
Netflix Inc.(a)	3,893	2,014,900
Neurocrine Biosciences Inc.(a)	734	68,416
Newell Brands Inc.	3,434	84,991
Newmont Corp.	6,833	429,249
News Corp., Class A, NVS	3,330	82,018
NextEra Energy Inc.	17,232	1,342,373
Nike Inc., Class B	11,209	1,877,620
NiSource Inc.	3,316	82,137
Nordson Corp.	423	95,653
Norfolk Southern Corp.	2,215	571,093
Northern Trust Corp.	1,815	204,823
Northrop Grumman Corp.	1,397	507,139
NortonLifeLock Inc.	5,618	139,439
Novavax Inc.(a)(b)	608	109,033
Novocure Ltd.(a)	854	131,525
NRG Energy Inc.	2,219	91,512

Security	Shares	Value

United States (continued)
Nucor Corp.	2,529	$263,067
NVIDIA Corp.	21,705	4,232,258
NVR Inc.(a)	30	156,678
Oak Street Health Inc.(a)	819	51,630
Occidental Petroleum Corp.	8,309	216,865
Okta Inc.(a)	1,104	273,560
Old Dominion Freight Line Inc.	912	245,465
Omega Healthcare Investors Inc.	1,926	69,875
Omnicom Group Inc.	2,001	145,713
ON Semiconductor Corp.(a)	3,900	152,334
ONEOK Inc.	4,100	213,077
Oracle Corp.	16,901	1,472,753
O’Reilly Automotive Inc.(a)	611	368,946
Otis Worldwide Corp.	3,620	324,171
Owens Corning	1,000	96,160
PACCAR Inc.	3,100	257,269
Packaging Corp. of America	908	128,482
Palantir Technologies Inc., Class A(a)	4,617	100,235
Palo Alto Networks Inc.(a)	822	328,019
Parker-Hannifin Corp.	1,128	351,970
Paychex Inc.	2,902	330,306
Paycom Software Inc.(a)	425	170,000
PayPal Holdings Inc.(a)	9,800	2,700,194
Peloton Interactive Inc., Class A(a)	2,116	249,794
Pentair PLC	1,502	110,652
PepsiCo Inc.	12,169	1,909,925
PerkinElmer Inc.	911	166,012
Pfizer Inc.	49,219	2,107,065
PG&E Corp.(a)	12,920	113,567
Philip Morris International Inc.	13,624	1,363,626
Phillips 66	3,927	288,360
Pinnacle West Capital Corp.	930	77,701
Pinterest Inc., Class A(a)	4,804	282,956
Pioneer Natural Resources Co.	1,805	262,393
Plug Power Inc.(a)(b)	4,111	112,148
PNC Financial Services Group Inc. (The)	3,702	675,282
Pool Corp.	324	154,814
PPD Inc.(a)	1,103	50,870
PPG Industries Inc.	2,107	344,537
PPL Corp.	6,410	181,852
Principal Financial Group Inc.	2,234	138,798
Procter & Gamble Co. (The)	21,696	3,085,822
Progressive Corp. (The)	5,214	496,164
Prologis Inc.	6,511	833,668
Prudential Financial Inc.	3,579	358,902
PTC Inc.(a)	1,002	135,721
Public Service Enterprise Group Inc.	4,515	280,968
Public Storage	1,400	437,472
PulteGroup Inc.	2,407	132,072
Qorvo Inc.(a)	934	177,077
QUALCOMM Inc.	9,921	1,486,166
Quest Diagnostics Inc.	1,215	172,287
Raymond James Financial Inc.	1,100	142,428
Raytheon Technologies Corp.	13,310	1,157,304
Realty Income Corp.	3,132	220,148
Regency Centers Corp.	1,415	92,555
Regeneron Pharmaceuticals Inc.(a)	918	527,492
Regions Financial Corp.	8,711	167,687
Reinsurance Group of America Inc.	536	59,056
RenaissanceRe Holdings Ltd.	496	75,734

92	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Republic Services Inc., Class A	2,000	$236,720
ResMed Inc.	1,302	353,884
RingCentral Inc., Class A(a)	619	165,440
Robert Half International Inc.	1,000	98,210
Rockwell Automation Inc.	1,007	309,572
Roku Inc.(a)	924	395,758
Rollins Inc.	2,133	81,758
Roper Technologies Inc.	922	453,015
Ross Stores Inc.	3,203	392,976
Royal Caribbean Cruises Ltd.(a)	2,010	154,509
RPM International Inc.	1,127	97,587
S&P Global Inc.	2,164	927,750
salesforce.com Inc.(a)	8,542	2,066,566
SBA Communications Corp., Class A	979	333,829
Schlumberger Ltd.	12,300	354,609
Seagen Inc.(a)	1,261	193,425
Sealed Air Corp.	1,415	80,301
SEI Investments Co.	1,210	73,568
Sempra Energy	2,720	355,368
ServiceNow Inc.(a)	1,708	1,004,116
Sherwin-Williams Co. (The)	2,305	670,824
Simon Property Group Inc.	2,932	370,957
Sirius XM Holdings Inc.(b)	9,832	63,613
Skyworks Solutions Inc.	1,430	263,849
Snap Inc., Class A, NVS(a)	8,318	619,026
Snap-on Inc.	514	112,042
Snowflake Inc., Class A(a)	224	59,521
SolarEdge Technologies Inc.(a)	419	108,722
Southern Co. (The)	9,230	589,520
Southwest Airlines Co.(a)	1,330	67,192
Splunk Inc.(a)	1,505	213,680
Square Inc., Class A(a)	3,435	849,338
SS&C Technologies Holdings Inc.	2,012	157,721
Stanley Black & Decker Inc.	1,418	279,417
Starbucks Corp.	10,406	1,263,601
State Street Corp.	3,309	288,346
Steel Dynamics Inc.	1,931	124,453
Stryker Corp.	3,004	813,904
Sun Communities Inc.	919	180,225
Sunrun Inc.(a)(b)	1,533	81,203
SVB Financial Group(a)	489	268,930
Synchrony Financial	5,122	240,836
Synopsys Inc.(a)	1,324	381,299
Sysco Corp.	4,330	321,286
T Rowe Price Group Inc.	2,050	418,528
Take-Two Interactive Software Inc.(a)	1,011	175,328
Target Corp.	4,430	1,156,451
TE Connectivity Ltd.	2,916	430,023
Teladoc Health Inc.(a)(b)	1,137	168,788
Teledyne Technologies Inc.(a)	404	182,919
Teleflex Inc.	402	159,767
Teradyne Inc.	1,511	191,897
Tesla Inc.(a)	6,751	4,639,287
Texas Instruments Inc.	8,020	1,528,772
Textron Inc.	2,100	144,921
Thermo Fisher Scientific Inc.	3,463	1,870,055
TJX Companies Inc. (The)	10,534	724,845
T-Mobile U.S. Inc.(a)	5,435	782,749
Tractor Supply Co.	1,066	192,871
Trade Desk Inc. (The), Class A(a)	3,636	297,825

Security	Shares	Value

United States (continued)
Tradeweb Markets Inc., Class A	926	$80,312
TransDigm Group Inc.(a)	462	296,184
TransUnion	1,600	192,096
Travelers Companies Inc. (The)	2,129	317,051
Trimble Inc.(a)	2,300	196,650
Truist Financial Corp.	11,932	649,459
Twilio Inc., Class A(a)	1,405	524,894
Twitter Inc.(a)	7,010	488,947
Tyler Technologies Inc.(a)	368	181,292
Tyson Foods Inc., Class A	2,700	192,942
U.S. Bancorp	12,602	699,915
Uber Technologies Inc.(a)	10,611	461,154
UDR Inc.	2,731	150,178
UGI Corp.	1,615	74,274
Ulta Beauty Inc.(a)	502	168,572
Union Pacific Corp.	5,912	1,293,309
United Parcel Service Inc., Class B	6,316	1,208,630
United Rentals Inc.(a)	630	207,616
UnitedHealth Group Inc.	8,308	3,424,724
Unity Software Inc.(a)	435	46,597
Universal Health Services Inc., Class B	721	115,656
Vail Resorts Inc.(a)	318	97,054
Valero Energy Corp.	3,630	243,101
Veeva Systems Inc., Class A(a)	1,211	402,912
Ventas Inc.	3,217	192,312
VEREIT Inc.	1,914	93,729
VeriSign Inc.(a)	910	196,897
Verisk Analytics Inc., Class A	1,400	265,916
Verizon Communications Inc.	36,416	2,031,284
Vertex Pharmaceuticals Inc.(a)	2,237	450,934
VF Corp.	3,005	241,001
ViacomCBS Inc., Class B, NVS	4,937	202,071
Viatris Inc.	10,737	151,070
VICI Properties Inc.	4,912	153,205
Visa Inc., Class A	14,927	3,677,864
Vistra Corp.	3,700	70,855
VMware Inc., Class A(a)(b)	713	109,617
Vornado Realty Trust	1,515	65,902
Voya Financial Inc.	923	59,441
Vulcan Materials Co.	1,200	215,988
W R Berkley Corp.	1,215	88,902
Walgreens Boots Alliance Inc.	6,328	298,365
Walmart Inc.	13,718	1,955,501
Walt Disney Co. (The)(a)	15,906	2,799,774
Waste Management Inc.	3,766	558,347
Waters Corp.(a)	569	221,802
Wayfair Inc., Class A(a)(b)	618	149,160
WEC Energy Group Inc.	2,814	264,910
Wells Fargo & Co.	36,506	1,677,086
Welltower Inc.	3,700	321,382
West Pharmaceutical Services Inc.	626	257,743
Western Digital Corp.(a)	2,802	181,934
Western Union Co. (The)	3,428	79,564
Westinghouse Air Brake Technologies Corp.	1,635	138,762
Westrock Co.	2,229	109,689
Weyerhaeuser Co.	6,711	226,362
Whirlpool Corp.	602	133,367
Williams Companies Inc. (The)	10,626	266,181
Willis Towers Watson PLC	1,107	228,131
Workday Inc., Class A(a)	1,626	381,134

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Kokusai ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
WP Carey Inc.	1,614	$130,234
WW Grainger Inc.	390	173,386
Wynn Resorts Ltd.(a)	900	88,497
Xcel Energy Inc.	4,600	313,950
Xilinx Inc.	2,121	317,811
XPO Logistics Inc.(a)	812	112,616
Xylem Inc./NY	1,700	213,945
Yum! Brands Inc.	2,527	332,023
Zebra Technologies Corp., Class A(a)	469	259,113
Zendesk Inc.(a)	1,011	131,966
Zillow Group Inc., Class A(a)	514	55,065
Zillow Group Inc., Class C, NVS(a)(b)	1,307	138,882
Zimmer Biomet Holdings Inc.	1,811	295,954
Zoetis Inc.	4,218	854,989
Zoom Video Communications Inc., Class A(a)	1,803	681,714
Zscaler Inc.(a)	722	170,327

		346,454,688

Total Common Stocks — 99.5% (Cost: $430,798,069)		482,399,078

Preferred Stocks

Germany — 0.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	515	44,204
Fuchs Petrolub SE, Preference Shares, NVS	530	26,409
Henkel AG & Co. KGaA, Preference Shares, NVS	1,536	155,727
Porsche Automobil Holding SE, Preference Shares, NVS	1,400	151,524
Sartorius AG, Preference Shares, NVS	212	128,241
Volkswagen AG, Preference Shares, NVS	1,619	394,341

		900,446

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	51,430	23,978

Total Preferred Stocks — 0.2% (Cost: $902,003)		924,424

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(g)(h)(i)	1,622,220	$1,623,031
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(g)(h)	580,000	580,000

		2,203,031

Total Short-Term Investments — 0.5% (Cost: $2,202,301)		2,203,031

Total Investments in Securities — 100.2% (Cost: $433,902,373)		485,526,533

Other Assets, Less Liabilities — (0.2)%		(934,248)

Net Assets — 100.0%		$484,592,285

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rounds to less than 1.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Rounds to less than $1.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,273,194	$—		$(648,811	)(a)	$769	$(2,121)	$1,623,031	1,622,220	$6,469	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	304,000	276,000	(a)	—		—	—	580,000	580,000	182		—
BlackRock Inc.	327,756	721,444		(37,526)		10,998	140,203	1,162,875	1,341	8,524		—

						$11,767	$138,082	$3,365,906		$15,175		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Kokusai ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	5	09/17/21	$242	$2,547
S&P 500 E-Mini Index	4	09/17/21	878	7,593

				$10,140

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$10,140

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$261,038

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(6,821)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$755,526

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Kokusai ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Common Stocks	$369,343,584	$113,055,494	$0	(a)	$482,399,078
Preferred Stocks	—	924,424	—		924,424
Money Market Funds	2,203,031	—	—		2,203,031

	$371,546,615	$113,979,918	$0	(a)	$485,526,533

Derivative financial instruments(b)
Assets
Futures Contracts	$7,593	$2,547	$—		$10,140

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

96	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2021

	iShares MSCI ACWI ETF	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI All Country Asia ex Japan ETF (Consolidated)	iShares MSCI Europe Financials ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$16,872,823,128	$856,655,254	$5,549,845,389	$1,539,855,025
Affiliated(c)	185,101,373	7,132,335	124,508,593	620,000
Cash	280,733	30,574	—	2,635
Foreign currency, at value(d)	11,693,762	610,658	12,599,320	1,379,791
Cash pledged:
Futures contracts	2,724,000	129,000	1,852,997	—
Foreign currency collateral pledged:
Futures contracts(e)	—	—	—	495,369
Receivables:
Investments sold	—	3,056	34,218,669	—
Securities lending income — Affiliated	81,220	842	168,207	—
Capital shares sold	—	5,148	—	—
Dividends	18,560,613	946,352	18,335,399	35,992
Interest	10	—	333	—
Tax reclaims	6,138,726	286,297	—	4,389,262

Total assets	17,097,403,565	865,799,516	5,741,528,907	1,546,778,074

LIABILITIES
Bank overdraft	—	—	3,610,160	—
Collateral on securities loaned, at value	121,389,980	4,225,939	91,670,321	—
Deferred foreign capital gain tax	3,435,407	191,789	488,632	—
Payables:
Investments purchased	1,723,576	5,148	33,322,695	—
Variation margin on futures contracts	260,421	13,740	233,783	36,524
Capital shares redeemed	—	—	34,080,623	99,233
Investment advisory fees	4,533,955	143,784	3,565,305	629,806
Professional fees	55,783	—	—	614
Foreign taxes	2,024	13	54,335	—
IRS compliance fee for foreign withholding tax claims	177,960	—	—	—

Total liabilities	131,579,106	4,580,413	167,025,854	766,177

NET ASSETS	$16,965,824,459	$861,219,103	$5,574,503,053	$1,546,011,897

NET ASSETS CONSIST OF:
Paid-in capital	$12,577,145,041	$667,353,781	$5,061,987,638	$1,716,140,735
Accumulated earnings (loss)	4,388,679,418	193,865,322	512,515,415	(170,128,838)

NET ASSETS	$16,965,824,459	$861,219,103	$5,574,503,053	$1,546,011,897

Shares outstanding	166,400,000	5,150,000	63,600,000	78,700,000

Net asset value	$101.96	$167.23	$87.65	$19.64

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$115,501,881	$4,176,037	$80,966,119	$—
(b) Investments, at cost — Unaffiliated	$11,781,755,797	$634,504,590	$4,265,317,873	$1,625,120,296
(c) Investments, at cost — Affiliated	$170,022,696	$6,575,645	$124,455,565	$620,000
(d) Foreign currency, at cost	$11,797,372	$615,106	$12,597,057	$1,355,586
(e) Foreign currency collateral pledged, at cost	$—	$—	$—	$511,866

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	97

Statements of Assets and Liabilities  (continued)

July 31, 2021

	iShares MSCI Europe Small-Cap ETF	iShares MSCI Kokusai ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$442,013,310	$482,160,627
Affiliated(c)	12,858,300	3,365,906
Cash	5,775	8,101
Foreign currency, at value(d)	727,197	369,092
Cash pledged:
Futures contracts	—	49,000
Foreign currency collateral pledged:
Futures contracts(e)	144,161	18,980
Receivables:
Investments sold	200,156	—
Securities lending income — Affiliated	42,588	221
Capital shares sold	7,089	472,813
Dividends	265,955	239,305
Tax reclaims	285,417	72,353

Total assets	456,549,948	486,756,398

LIABILITIES
Collateral on securities loaned, at value	12,448,690	1,625,876
Payables:
Investments purchased	93,550	472,813
Variation margin on futures contracts	10,468	5,800
Investment advisory fees	135,837	59,624

Total liabilities	12,688,545	2,164,113

NET ASSETS	$443,861,403	$484,592,285

NET ASSETS CONSIST OF:
Paid-in capital	$416,032,327	$451,487,799
Accumulated earnings	27,829,076	33,104,486

NET ASSETS	$443,861,403	$484,592,285

Shares outstanding	6,200,000	5,000,000

Net asset value	$71.59	$96.92

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$11,993,375	$1,477,094
(b) Investments, at cost — Unaffiliated	$407,140,153	$430,681,399
(c) Investments, at cost — Affiliated	$12,856,463	$3,220,974
(d) Foreign currency, at cost	$724,343	$365,401
(e) Foreign currency collateral pledged, at cost	$145,546	$19,861

See notes to financial statements.

98	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2021

	iShares MSCI ACWI ETF	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI All Country Asia ex Japan ETF (Consolidated)	iShares MSCI Europe Financials ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$291,970,778	$12,844,193	$117,370,231	$40,526,681
Dividends — Affiliated	706,156	21,351	4,174	222
Securities lending income — Affiliated — net	1,097,383	22,140	1,385,332	43,922
Other income — Unaffiliated	2,050	—	—	440
Foreign taxes withheld	(17,294,204)	(827,370)	(13,799,172)	(5,350,196)
Foreign withholding tax claims	57,834	—	—	235
IRS Compliance fee for foreign withholding tax claims	(27,354)	—	—	—
Other foreign taxes	(6,194)	—	(2,038)	—

Total investment income	276,506,449	12,060,314	104,958,527	35,221,304

EXPENSES
Investment advisory fees	47,032,783	1,310,170	39,749,345	5,353,031
Commitment fees	25,557	4,159	25,557	—
Professional fees	5,805	—	—	235
Miscellaneous	173	173	173	173
Mauritius income taxes	—	—	49,474	—
Interest expense	8,676	251	99,474	—

Total expenses	47,072,994	1,314,753	39,924,023	5,353,439

Less:
Investment advisory fees waived	(595,172)	—	—	—

Total expenses after fees waived	46,477,822	1,314,753	39,924,023	5,353,439

Net investment income	230,028,627	10,745,561	65,034,504	29,867,865

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(71,103,404)	750,165	150,486,438	(7,184,852)
Investments — Affiliated	25,013,399	(1,181)	(11,135)	—
In-kind redemptions — Unaffiliated	451,342,164	4,538	145,400,394	68,760,756
In-kind redemptions — Affiliated	1,100,818	—	—	—
Futures contracts	15,162,566	644,574	2,755,626	1,337,700
Foreign currency transactions	58,759	(7,906)	(1,606,617)	117,784

Net realized gain	421,574,302	1,390,190	297,024,706	63,031,388

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	3,493,947,809	168,678,743	390,259,442	216,648,644
Investments — Affiliated	13,198,693	394,912	(56,861)	—
Futures contracts	(1,728,951)	(53,784)	(1,500,879)	103,267
Foreign currency translations	(756,347)	(16,695)	(72,019)	(95,240)

Net change in unrealized appreciation (depreciation)	3,504,661,204	169,003,176	388,629,683	216,656,671

Net realized and unrealized gain	3,926,235,506	170,393,366	685,654,389	279,688,059

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,156,264,133	$181,138,927	$750,688,893	$309,555,924

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$232,659	$28,208	$24,034,751	$—
(b) Net of reduction/increase in deferred foreign capital gain tax of	$(3,066,582)	$(130,268)	$1,017,723	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	99

Statements of Operations  (continued)

Year Ended July 31, 2021

	iShares MSCI Europe Small-Cap ETF	iShares MSCI Kokusai ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$4,867,479	$3,346,202
Dividends — Affiliated	25	8,706
Securities lending income — Affiliated — net	289,470	6,469
Other income — Unaffiliated	—	207
Foreign taxes withheld	(476,624)	(164,790)
Foreign withholding tax claims	—	8,741

Total investment income	4,680,350	3,205,535

EXPENSES
Investment advisory fees	788,157	449,632
Professional fees	—	93
Miscellaneous	173	173

Total expenses	788,330	449,898

Net investment income	3,892,020	2,755,637

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	1,170,628	(614,234)
Investments — Affiliated	(1,530)	3,818
In-kind redemptions — Unaffiliated	—	4,346,354
In-kind redemptions — Affiliated	—	7,949
Futures contracts	206,799	261,038
Foreign currency transactions	(32,756)	24,044

Net realized gain	1,343,141	4,028,969

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	58,072,421	51,567,025
Investments — Affiliated	(3,129)	138,082
Futures contracts	18,278	(6,821)
Foreign currency translations	(15,507)	(11,083)

Net change in unrealized appreciation (depreciation)	58,072,063	51,687,203

Net realized and unrealized gain	59,415,204	55,716,172

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,307,224	$58,471,809

See notes to financial statements.

100	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI ACWI ETF		iShares MSCI ACWI Low Carbon Target ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$230,028,627	$216,465,449	$10,745,561	$9,639,194
Net realized gain	421,574,302	649,439,899	1,390,190	30,942,668
Net change in unrealized appreciation (depreciation)	3,504,661,204	388,704,915	169,003,176	(7,471,837)

Net increase in net assets resulting from operations	4,156,264,133	1,254,610,263	181,138,927	33,110,025

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(230,246,413)	(229,032,124)	(10,128,091)	(9,984,246)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,006,790,709	153,067,966	258,113,034	(60,029,663)

NET ASSETS
Total increase (decrease) in net assets	4,932,808,429	1,178,646,105	429,123,870	(36,903,884)
Beginning of year	12,033,016,030	10,854,369,925	432,095,233	468,999,117

End of year	$16,965,824,459	$12,033,016,030	$861,219,103	$432,095,233

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	101

Statements of Changes in Net Assets (continued)

	iShares MSCI All Country Asia ex Japan ETF (Consolidated)		iShares MSCI Europe Financials ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$65,034,504	$65,561,122	$29,867,865	$12,003,776
Net realized gain (loss)	297,024,706	90,948,321	63,031,388	(118,922,829)
Net change in unrealized appreciation (depreciation)	388,629,683	323,356,082	216,656,671	(66,732,192)

Net increase (decrease) in net assets resulting from operations	750,688,893	479,865,525	309,555,924	(173,651,245)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(63,771,745)	(67,043,036)	(36,493,715)	(12,564,780)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	844,305,907	(399,890,246)	554,026,456	(130,009,165)

NET ASSETS
Total increase (decrease) in net assets	1,531,223,055	12,932,243	827,088,665	(316,225,190)
Beginning of year	4,043,279,998	4,030,347,755	718,923,232	1,035,148,422

End of year	$5,574,503,053	$4,043,279,998	$1,546,011,897	$718,923,232

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

102	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Europe Small-Cap ETF		iShares MSCI Kokusai ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,892,020	$2,120,600	$2,755,637	$2,770,193
Net realized gain (loss)	1,343,141	(4,737,320)	4,028,969	(8,509,572)
Net change in unrealized appreciation (depreciation)	58,072,063	5,609,882	51,687,203	10,202,369

Net increase in net assets resulting from operations	63,307,224	2,993,162	58,471,809	4,462,990

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,348,387)	(2,463,439)	(2,876,281)	(2,711,973)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	259,856,157	(16,401,034)	276,911,800	6,850,620

NET ASSETS
Total increase (decrease) in net assets	319,814,994	(15,871,311)	332,507,328	8,601,637
Beginning of year	124,046,409	139,917,720	152,084,957	143,483,320

End of year	$443,861,403	$124,046,409	$484,592,285	$152,084,957

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	103

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI ACWI ETF

	Year Ended 07/31/21		Year Ended 07/31/20		Year Ended 07/31/19		Year Ended 07/31/18		Year Ended 07/31/17

Net asset value, beginning of year	$77.73		$73.94		$73.31		$67.16		$58.43

Net investment income(a)	1.42		1.48		1.60		1.50		1.36	(b)
Net realized and unrealized gain(c)	24.22		3.87		0.58		6.12		8.66

Net increase from investment operations	25.64		5.35		2.18		7.62		10.02

Distributions(d)
From net investment income	(1.41)		(1.56)		(1.55)		(1.47)		(1.29)

Total distributions	(1.41)		(1.56)		(1.55)		(1.47)		(1.29)

Net asset value, end of year	$101.96		$77.73		$73.94		$73.31		$67.16

Total Return
Based on net asset value	33.14%		7.29%		3.14%		11.40%		17.31	%(b)

Ratios to Average Net Assets
Total expenses	0.32%		0.32	%(e)	0.32	%(e)	0.31	%(e)	0.32%

Total expenses after fees waived	0.31%		0.31	%(e)	0.31	%(e)	0.31	%(e)	0.32%

Total expenses excluding professional fees for foreign withholding tax claims	0.32%		N/A		0.32%		N/A		0.32%

Net investment income	1.55%		2.01%		2.25%		2.10%		2.21	%(b)

Supplemental Data
Net assets, end of year (000)	$16,965,824		$12,033,016		$10,854,370		$8,826,485		$7,266,576

Portfolio turnover rate(f)	6	%(g)	16	%(g)	11	%(g)	4	%(g)	4%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.01%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

104	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI ACWI Low Carbon Target ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$127.09	$120.26	$118.67	$110.08	$95.80

Net investment income(a)	2.49	2.49	2.58	2.51	2.33
Net realized and unrealized gain(b)	39.88	6.91	1.70	8.63	14.05

Net increase from investment operations	42.37	9.40	4.28	11.14	16.38

Distributions(c)
From net investment income	(2.23)	(2.57)	(2.69)	(2.55)	(2.10)

Total distributions	(2.23)	(2.57)	(2.69)	(2.55)	(2.10)

Net asset value, end of year	$167.23	$127.09	$120.26	$118.67	$110.08

Total Return
Based on net asset value	33.48%	7.88%	3.82%	10.17%	17.28%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Total expenses after fees waived	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.64%	2.07%	2.24%	2.16%	2.29%

Supplemental Data
Net assets, end of year (000)	$861,219	$432,095	$468,999	$534,024	$434,815

Portfolio turnover rate(d)	12%	15%	14%	18%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	105

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI All Country Asia ex Japan ETF (Consolidated)

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$75.15	$68.54	$72.59	$70.99	$57.05

Net investment income(a)	1.00	1.20	1.24	1.39	1.21
Net realized and unrealized gain (loss)(b)	12.46	6.61	(3.95)	1.85	13.65

Net increase (decrease) from investment operations	13.46	7.81	(2.71)	3.24	14.86

Distributions(c)
From net investment income	(0.96)	(1.20)	(1.34)	(1.64)	(0.92)

Total distributions	(0.96)	(1.20)	(1.34)	(1.64)	(0.92)

Net asset value, end of year	$87.65	$75.15	$68.54	$72.59	$70.99

Total Return
Based on net asset value	17.88%	11.52%	(3.61)%	4.52%	26.41%

Ratios to Average Net Assets
Total expenses	0.69%	0.70%	0.68%	0.67%	0.70%

Net investment income	1.12%	1.75%	1.82%	1.84%	1.97%

Supplemental Data
Net assets, end of year (000)	$5,574,503	$4,043,280	$4,030,348	$4,326,387	$4,159,795

Portfolio turnover rate(d)	31%	23%	17%	13%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

106	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Europe Financials ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$14.48	$17.53	$21.18	$23.15	$16.32

Net investment income(a)	0.48	0.31	0.68	0.86	0.87
Net realized and unrealized gain (loss)(b)	5.17	(3.01)	(3.35)	(1.85)	6.61

Net increase (decrease) from investment operations	5.65	(2.70)	(2.67)	(0.99)	7.48

Distributions(c)
From net investment income	(0.49)	(0.35)	(0.98)	(0.98)	(0.65)

Total distributions	(0.49)	(0.35)	(0.98)	(0.98)	(0.65)

Net asset value, end of year	$19.64	$14.48	$17.53	$21.18	$23.15

Total Return
Based on net asset value	38.98%	(15.62)%	(12.53)%	(4.18)%	46.28%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.48%	N/A	0.48%	N/A	0.48%

Net investment income	2.68%	1.90%	3.62%	3.72%	4.30	%(d)

Supplemental Data
Net assets, end of year (000)	$1,546,012	$718,923	$1,035,148	$1,805,451	$1,611,394

Portfolio turnover rate(e)	4%	5%	5%	3%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Ratio of net investment income to average net assets by 0.01%.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	107

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Europe Small-Cap ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$49.62	$49.09	$57.28	$53.88	$44.03

Net investment income(a)	1.25	0.81	1.51	1.52	1.22
Net realized and unrealized gain (loss)(b)	21.87	0.68	(7.50)	3.38	9.56

Net increase (decrease) from investment operations	23.12	1.49	(5.99)	4.90	10.78

Distributions(c)
From net investment income	(1.15)	(0.96)	(2.20)	(1.50)	(0.93)

Total distributions	(1.15)	(0.96)	(2.20)	(1.50)	(0.93)

Net asset value, end of year	$71.59	$49.62	$49.09	$57.28	$53.88

Total Return
Based on net asset value	46.76%	2.98%	(10.32)%	9.15%	24.74%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	N/A	0.40%	N/A	N/A

Net investment income	1.98%	1.67%	2.95%	2.65%	2.56%

Supplemental Data
Net assets, end of year (000)	$443,861	$124,046	$139,918	$266,371	$161,646

Portfolio turnover rate(d)	14%	20%	17%	15%	16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

108	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Kokusai ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$72.42	$68.33	$66.90	$61.10	$53.85

Net investment income(a)	1.31	1.32	1.42	1.40	1.36	(b)
Net realized and unrealized gain(c)	24.61	4.06	1.51	6.10	7.49

Net increase from investment operations	25.92	5.38	2.93	7.50	8.85

Distributions(d)
From net investment income	(1.42)	(1.29)	(1.50)	(1.70)		(1.60)

Total distributions	(1.42)	(1.29)	(1.50)	(1.70)		(1.60)

Net asset value, end of year	$96.92	$72.42	$68.33	$66.90	$61.10

Total Return
Based on net asset value	36.01%	7.94%	4.59%	12.38%	16.62	%(b)

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%		0.25%

Total expenses excluding professional fees for foreign withholding tax claims	0.25%	N/A	N/A	N/A		0.25%

Net investment income	1.53%	1.93%	2.17%	2.16%	2.40	%(b)

Supplemental Data
Net assets, end of year (000)	$484,592	$152,085	$143,483	$147,181	$329,938

Portfolio turnover rate(e)	3%	4%	4%	6%		7%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Net investment income per share by $0.02.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.03%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	109

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI ACWI	Diversified
MSCI ACWI Low Carbon Target	Diversified
MSCI All Country Asia ex Japan	Diversified
MSCI Europe Financials	Diversified
MSCI Europe Small-Cap	Diversified
MSCI Kokusai	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for the iShares MSCI All Country Asia ex Japan ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The net assets of the Subsidiary as of period end were $501,586, which is 0.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.

Beginning July 12, 2021, MSCI All Country Asia ex Japan transferred substantially all of the assets of the Subsidiary to MSCI All Country Asia ex Japan through on-exchange transactions in India. MSCI All Country Asia ex Japan recognized a net realized gain of $297,578,994 as a result of this transaction. After the transfer, MSCI All Country Asia ex Japan began making new investments in India directly.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statements of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2021, if any, are disclosed in the statements of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statements of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

110	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The iShares MSCI All Country Asia ex Japan ETF has conducted its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its consolidated statements of operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

N O T E S T O F I N A N C I A L S T A T E M E N T S	111

Notes to Financial Statements   (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral

112	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI ACWI
Barclays Bank PLC	$4,686,605	$4,568,056		$—	$(118,549	)(b)
BNP Paribas Prime Brokerage International Ltd.	14,098,779	14,098,779		—	—
BNP Paribas Securities Corp.	6,191,813	6,191,813		—	—
BofA Securities, Inc.	3,779,322	3,779,322		—	—
Citigroup Global Markets Inc.	19,707,989	19,707,989		—	—
Credit Suisse Securities (USA) LLC	404,226	404,226		—	—
Deutsche Bank Securities Inc.	179,469	179,469		—	—
Goldman Sachs & Co.	17,040,500	17,040,500		—	—
HSBC Bank PLC	3,490,767	3,490,767		—	—
Jefferies LLC	503,945	503,945		—	—
JPMorgan Securities LLC	12,181,110	12,181,110		—	—
JPMorgan Securities PLC	401,130	401,130		—	—
Macquarie Bank Limited	1,676,049	1,676,049		—	—
Morgan Stanley & Co. LLC	18,062,957	18,062,957		—	—
National Financial Services LLC	62,872	62,872		—	—
Nomura Securities International Inc.	1,224,199	1,224,199		—	—
Scotia Capital (USA) Inc.	1,995,827	1,995,827		—	—
SG Americas Securities LLC	160,368	160,368		—	—
State Street Bank & Trust Company	1,326,569	1,326,569		—	—
UBS AG	3,657,077	3,657,077		—	—
UBS Securities LLC	778,320	778,320		—	—
Virtu Americas, LLC	904,394	890,806		—	(13,588	)(b)
Wells Fargo Bank, National Association	272,119	272,119		—	—
Wells Fargo Securities LLC	2,715,475	2,715,475		—	—

	$115,501,881	$115,369,744		$—	$(132,137)

MSCI ACWI Low Carbon Target
Barclays Bank PLC	$385,632	$385,632		$—	$—
BNP Paribas Prime Brokerage International Ltd.	1,176,235	1,176,235		—	—
BNP Paribas Securities Corp.	473,135	473,135		—	—
BofA Securities, Inc.	91,553	91,553		—	—
Citigroup Global Markets Inc.	531,718	531,718		—	—
Credit Suisse Securities (USA) LLC	27,360	26,218		—	(1,142	)(b)
Goldman Sachs & Co.	503,647	503,647		—	—
HSBC Bank PLC	161,162	161,162		—	—
Jefferies LLC	231,426	217,857		—	(13,569	)(b)
JPMorgan Securities LLC	592,413	592,413		—	—
Wells Fargo Bank, National Association	1,756	1,756		—	—

	$4,176,037	$4,161,326		$—	$(14,711)

N O T E S T O F I N A N C I A L S T A T E M E N T S	113

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI All Country Asia ex Japan
Barclays Bank PLC	$1,087,996	$1,087,996		$—	$—
Barclays Capital Inc.	1,720,204	1,720,204		—	—
BMO Capital Markets	1,031,000	1,031,000		—	—
BNP Paribas Prime Brokerage International Ltd.	624,872	624,872		—	—
BofA Securities, Inc.	9,373,394	9,373,394		—	—
Citigroup Global Markets Inc.	13,432,547	13,432,547		—	—
Credit Suisse Securities (USA) LLC	1,468,128	1,468,128		—	—
Goldman Sachs & Co.	11,949,200	11,949,200		—	—
HSBC Bank PLC	61,660	61,660		—	—
JPMorgan Securities LLC	22,586,300	22,586,300		—	—
Macquarie Bank Limited	82,430	82,430		—	—
Morgan Stanley & Co. LLC	14,954,002	14,954,002		—	—
National Financial Services LLC	572,605	572,605		—	—
Nomura Securities International Inc.	131,240	131,240		—	—
SG Americas Securities LLC	352,161	352,161		—	—
UBS AG	1,395,410	1,395,410		—	—
Wells Fargo Securities LLC	142,970	142,970		—	—

	$80,966,119	$80,966,119		$—	$—

MSCI Europe Small-Cap
Barclays Capital Inc.	$266,433	$266,433		$—	$—
BNP Paribas Securities Corp.	773	773		—	—
BofA Securities, Inc.	1,149,582	1,149,582		—	—
Citigroup Global Markets Inc.	977,840	977,840		—	—
Credit Suisse AG	845,642	845,642		—	—
Credit Suisse Securities (USA) LLC	144,621	141,104		—	(3,517	)(b)
Deutsche Bank Securities Inc.	459,106	459,106		—	—
Goldman Sachs & Co.	2,914,845	2,914,845		—	—
Jefferies LLC	131,910	131,910		—	—
JPMorgan Securities LLC	1,306,150	1,306,150		—	—
Morgan Stanley & Co. LLC	3,359,572	3,359,572		—	—
Nomura Securities International Inc.	15,370	15,370		—	—
Scotia Capital (USA) Inc.	9,225	9,225		—	—
SG Americas Securities LLC	290	290		—	—
UBS AG	412,016	412,016		—	—

	$11,993,375	$11,989,858		$—	$(3,517)

MSCI Kokusai
Barclays Bank PLC	$254,196	$254,196		$—	$—
BNP Paribas Prime Brokerage International Ltd.	567,928	567,928		—	—
BNP Paribas Securities Corp.	53,980	53,980		—	—
BofA Securities, Inc.	26,786	26,786		—	—
Citigroup Global Markets Inc.	28,373	28,373		—	—
Goldman Sachs & Co.	97,482	97,482		—	—
JPMorgan Securities LLC	159,114	159,114		—	—
Macquarie Bank Limited	10,909	10,909		—	—
Morgan Stanley & Co. LLC	121,309	121,309		—	—
Scotia Capital (USA) Inc.	21,846	21,846		—	—
State Street Bank & Trust Company	43,457	43,457		—	—
VIRTU AMERICAS, LLC	55,951	55,951		—	—
Wells Fargo Bank, National Association	35,763	35,763		—	—

	$1,477,094	$1,477,094		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

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Notes to Financial Statements   (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statements of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statements of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statements of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statements of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI ACWI ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

MSCI ACWI Low Carbon Target	0.20%
MSCI Europe Financials	0.48
MSCI Europe Small-Cap	0.40
MSCI Kokusai	0.25

For its investment advisory services to the iShares MSCI All Country Asia ex Japan ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

N O T E S T O F I N A N C I A L S T A T E M E N T S	115

Notes to Financial Statements   (continued)

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For each of the iShares MSCI ACWI and iShares MSCI All Country Asia ex Japan ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for the Funds through November 30, 2026 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

MSCI ACWI	$595,172

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statements of operations. For the year ended July 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI ACWI	$314,159
MSCI ACWI Low Carbon Target	6,458
MSCI All Country Asia ex Japan	355,652
MSCI Europe Financials	9,758
MSCI Europe Small-Cap	66,332
MSCI Kokusai	2,160

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

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Notes to Financial Statements   (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI ACWI	$51,146,770	$94,818,627	$ (19,091,285)
MSCI ACWI Low Carbon Target	20,592,579	28,129,870	358,065
MSCI All Country Asia ex Japan	31,471,262	31,791,086	(8,219,631)
MSCI Europe Financials	6,654,455	9,102,736	(2,362,169)
MSCI Europe Small-Cap	4,569,020	9,465,909	4,164,242
MSCI Kokusai	969,293	827,684	(103,719)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statements of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI ACWI	$939,254,629	$830,442,836
MSCI ACWI Low Carbon Target	112,330,397	79,247,083
MSCI All Country Asia ex Japan	2,563,816,417	1,732,998,277
MSCI Europe Financials	80,053,202	42,911,013
MSCI Europe Small-Cap	35,504,604	28,907,284
MSCI Kokusai	16,988,061	6,645,428

For the year ended July 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI ACWI	$1,858,307,988	$944,880,478
MSCI ACWI Low Carbon Target	225,521,966	—
MSCI All Country Asia ex Japan	342,872,127	348,660,175
MSCI Europe Financials	887,721,543	372,201,857
MSCI Europe Small-Cap	254,632,320	—
MSCI Kokusai	278,527,729	12,239,870

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	117

Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI ACWI	$448,840,991	$(448,840,991)
MSCI ACWI Low Carbon Target	4,538	(4,538)
MSCI All Country Asia ex Japan	140,574,886	(140,574,886)
MSCI Europe Financials	65,146,379	(65,146,379)
MSCI Kokusai	4,340,113	(4,340,113)

The tax character of distributions was as follows:

iShares ETF	Year Ended 07/31/21	Year Ended 07/31/20

MSCI ACWI
Ordinary income	$230,246,413	$229,032,124

MSCI ACWI Low Carbon Target
Ordinary income	$10,128,091	$9,984,246

MSCI All Country Asia ex Japan
Ordinary income	$63,771,745	$67,043,036

MSCI Europe Financials
Ordinary income	$36,493,715	$12,564,780

MSCI Europe Small-Cap
Ordinary income	$3,348,387	$2,463,439

MSCI Kokusai
Ordinary income	$2,876,281	$2,711,973

As of July 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

MSCI ACWI	$50,655,063	$(679,000,774)	$5,017,025,129		$4,388,679,418
MSCI ACWI Low Carbon Target	3,522,657	(28,962,796)	219,305,461		193,865,322
MSCI All Country Asia ex Japan	4,521,762	(940,995,812)	1,448,989,465		512,515,415
MSCI Europe Financials	17,942,784	(76,949,634)	(111,121,988)		(170,128,838)
MSCI Europe Small-Cap	3,004,284	(5,565,387)	30,390,179		27,829,076
MSCI Kokusai	518,663	(18,539,843)	51,125,666		33,104,486

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, foreign withholding tax reclaims and the timing and recognition of realized gains/losses for tax purposes.

For the year ended July 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

MSCI ACWI Low Carbon Target	$1,211,718
MSCI Europe Small-Cap	1,824,945

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

118	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI ACWI	$12,037,274,674	$5,605,788,801	$(585,138,974)	$5,020,649,827
MSCI ACWI Low Carbon Target	644,295,042	239,619,042	(20,126,495)	219,492,547
MSCI All Country Asia ex Japan	4,224,806,572	1,917,025,796	(467,478,386)	1,449,547,410
MSCI Europe Financials	1,651,678,754	39,419,212	(150,622,941)	(111,203,729)
MSCI Europe Small-Cap	424,493,243	51,629,094	(21,250,727)	30,378,367
MSCI Kokusai	434,406,374	66,608,657	(15,488,498)	51,120,159

9.	LINE OF CREDIT

The iShares MSCI ACWI, iShares MSCI ACWI Low Carbon Target and iShares MSCI All Country Asia ex Japan ETFs, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

For the year ended July 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

MSCI ACWI	$58,087,694	$770,114	1.11%
MSCI ACWI Low Carbon Target	1,190,000	22,822	1.09
MSCI All Country Asia ex Japan	250,000,000	8,632,671	1.11

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The iShares MSCI All Country Asia ex Japan ETF invests in A-shares (i.e., equity securities of companies based in the People’s Republic of China (“China” or “PRC”) that trade on the Shanghai Stock Exchange and Shenzhen Stock Exchange) primarily through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). Investing in A-shares through Stock Connect is subject to trading, clearance and settlement procedures, which could pose risks to the Fund. Trading through Stock Connect is subject to a daily quota, which limits the maximum net purchases under Stock Connect each day. The daily quota may restrict the Fund’s ability to invest in A-shares on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Additionally, the Fund

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Notes to Financial Statements   (continued)

may be subject to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. The A-shares market has a higher propensity for trading suspensions than many other global equity markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statements of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

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Notes to Financial Statements   (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/21		Year Ended 07/31/20

iShares ETF	Shares	Amount	Shares	Amount

MSCI ACWI
Shares sold	22,600,000	$2,027,841,125	49,000,000	$3,143,699,271
Shares redeemed	(11,000,000)	(1,021,050,416)	(41,000,000)	(2,990,631,305)

Net increase	11,600,000	$1,006,790,709	8,000,000	$153,067,966

MSCI ACWI Low Carbon Target
Shares sold	1,750,000	$258,113,034	800,000	$98,257,874
Shares redeemed	—	—	(1,300,000)	(158,287,537)

Net increase (decrease)	1,750,000	$258,113,034	(500,000)	$(60,029,663)

MSCI All Country Asia ex Japan
Shares sold	17,800,000	$1,575,533,337	10,200,000	$660,794,906
Shares redeemed	(8,000,000)	(731,227,430)	(15,200,000)	(1,060,685,152)

Net increase (decrease)	9,800,000	$844,305,907	(5,000,000)	$(399,890,246)

MSCI Europe Financials
Shares sold	50,250,000	$936,699,560	37,450,000	$603,732,479
Shares redeemed	(21,200,000)	(382,673,104)	(46,850,000)	(733,741,644)

Net increase (decrease)	29,050,000	$554,026,456	(9,400,000)	$(130,009,165)

MSCI Europe Small-Cap
Shares sold	3,700,000	$259,856,157	500,000	$23,302,486
Shares redeemed	—	—	(850,000)	(39,703,520)

Net increase (decrease)	3,700,000	$259,856,157	(350,000)	$(16,401,034)

MSCI Kokusai
Shares sold	3,050,000	$289,662,474	400,000	$28,216,887
Shares redeemed	(150,000)	(12,750,674)	(400,000)	(21,366,267)

Net increase	2,900,000	$276,911,800	—	$6,850,620

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statements of assets and liabilities.

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Notes to Financial Statements   (continued)

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares MSCI Europe Financials ETF and iShares MSCI Kokusai ETF is able to pass through to shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

The iShares MSCI ACWI ETF is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the statements of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Line of Credit: On August 12, 2021, the Credit Agreement with State Street Bank and Trust Company was terminated.

Effective August 13, 2021, the iShares MSCI ACWI ETF, iShares MSCI ACWI Low Carbon Target ETF and iShares MSCI All Country Asia ex Japan ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares MSCI ACWI ETF, iShares

MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI

Europe Financials ETF, iShares MSCI Europe Small-Cap ETF and iShares MSCI Kokusai ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI ACWI ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI Europe Financials ETF, iShares MSCI Europe Small-Cap ETF and iShares MSCI Kokusai ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
MSCI ACWI	49.67%
MSCI ACWI Low Carbon Target	47.15%
MSCI All Country Asia ex Japan	0.13%
MSCI Europe Small-Cap	0.31%
MSCI Kokusai	59.87%

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Dividend Income
MSCI ACWI	$261,763,144
MSCI ACWI Low Carbon Target	11,467,028
MSCI All Country Asia ex Japan	62,954,318
MSCI Europe Financials	42,155,550
MSCI Europe Small-Cap	4,479,848
MSCI Kokusai	3,210,697

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Business Income
MSCI ACWI	$1,547,912
MSCI ACWI Low Carbon Target	67,450
MSCI Kokusai	24,068

The Funds intend to pass through to their shareholders the following amount(s), or maximum amount(s) allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI All Country Asia ex Japan	$117,243,768	$36,632,894
MSCI Europe Financials	44,913,175	3,692,661
MSCI Europe Small-Cap	5,019,479	403,007

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Board Review and Approval of Investment Advisory Contract

iShares MSCI ACWI ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI Europe Financials ETF, iShares MSCI Kokusai ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

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providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI All Country Asia ex Japan ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to

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evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Europe Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

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After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	131

Board Review and Approval of Investment Advisory Contract  (continued)

the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI ACWI(a)	$1.395283	$—	$0.014789	$1.410072	99%	—%	1%	100%
MSCI ACWI Low Carbon Target(a)	2.217203	—	0.011217	2.228420	99	—	1	100
MSCI All Country Asia ex Japan(a)	0.941606	—	0.021699	0.963305	98	—	2	100
MSCI Europe Financials	0.489736	—	—	0.489736	100	—	—	100
MSCI Kokusai(a)	1.412508	—	0.009849	1.422357	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI ACWI ETF, iShares MSCI All Country Asia ex Japan ETF and iShares MSCI Kokusai ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

S U P P L E M E N T A L I N F O R M A T I O N	133

Supplemental Information (unaudited) (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI ACWI ETF in respect of the Company’s financial year ending 31 December 2020 is USD 1.11 million. This figure is comprised of fixed remuneration of USD 515.44 thousand and variable remuneration of USD 591.44 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI ACWI ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 180.31 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 14.56 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI All Country Asia ex Japan ETF in respect of the Company’s financial year ending 31 December 2020 is USD 454.46 thousand. This figure is comprised of fixed remuneration of USD 211.63 thousand and variable remuneration of USD 242.83 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI All Country Asia ex Japan ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 74.03 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 5.98 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Kokusai ETF in respect of the Company’s financial year ending 31 December 2020 is USD 13.68 thousand. This figure is comprised of fixed remuneration of USD 6.37 thousand and variable remuneration of USD 7.31 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Kokusai ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 2.23 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.18 thousand.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 381 funds as of July 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)   Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)   Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019)	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	137

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

Currency Abbreviations

INR	Indian Rupee

Portfolio Abbreviations - Equity (continued)

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

138	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-705-0721

JULY 31, 2021

2021 Annual Report

iShares Trust

•	iShares Adaptive Currency Hedged MSCI EAFE ETF | DEFA | Cboe BZX

•	iShares Currency Hedged MSCI ACWI ex U.S. ETF | HAWX | NYSE Arca

•	iShares Currency Hedged MSCI EAFE ETF | HEFA | Cboe BZX

•	iShares Currency Hedged MSCI EAFE Small-Cap ETF | HSCZ | NYSE Arca

•	iShares MSCI ACWI ex U.S. ETF | ACWX | NASDAQ

•	iShares MSCI EAFE ETF | EFA | NYSE Arca

•	iShares MSCI EAFE Small-Cap ETF | SCZ | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.19%	36.45%

U.S. small cap equities (Russell 2000® Index)	7.86	51.97

International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31

Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended July 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 33.18% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of coronavirus vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Two fiscal stimulus bills passed by Congress during the reporting period provided significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels by the end of the reporting period. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy grow at a record annualized pace of 33.8% in the third quarter of 2020, as activity rebounded from the pandemic-induced recession in the first half of 2020. Growth continued at a slower pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. Action by the U.S. Federal Reserve (“the Fed”) also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries approved a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout lagged in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also advanced substantially amid a sharp rebound in economic activity. Strong economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, fueled by economic recovery and a relatively weak U.S. dollar. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Adaptive Currency Hedged MSCI EAFE ETF

Investment Objective

The iShares Adaptive Currency Hedged MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities in Europe, Australasia, and the Far East while dynamically hedging currency risk for a U.S. dollar based investor, as represented by the MSCI EAFE® Adaptive Hedge to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	29.52%	10.11%	9.02%	29.52%	61.83%	61.84%
Fund Market	29.16	10.05	9.02	29.16	61.44	61.85
Index	28.85	10.06	9.15	28.85	61.50	62.84

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/5/16. The first day of secondary market trading was 1/7/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 1,113.60	$ 0.21		$ 1,000.00	$ 1,024.60	$ 0.20		0.04%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.

(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2021 (continued)	iShares® Adaptive Currency Hedged MSCI EAFE ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. and Canada rose significantly for the reporting period, as widespread monetary and fiscal stimulus, COVID-19 vaccine rollouts, and global reopening boosted investor sentiment and economic growth. Japanese equities contributed the most to the Index’s return in U.S. dollar terms, particularly within the consumer discretionary and industrials sectors. The automobiles industry benefited from a demand rebound in China and the U.S., as coronavirus pandemic restrictions eased and dealerships reopened, driving stronger car sales. In addition, consumer demand for music, video games, and recreational products, supported by pandemic-related shutdowns, led to strong sales for companies in the household durables industry. In the industrials sector, rising commodities prices and improving economic conditions in several developed countries buoyed global trading companies.

U.K. equities were also strong contributors to the Index’s performance, as vaccination rates in the U.K. surpassed most other countries. The materials sector gained as robust demand from China drove up the price of commodities, particularly iron ore. In addition, supply disruptions and low mine supply growth led to higher copper prices. In the financials sector, banking stocks gained as vaccine rollouts and the improved U.K. economic outlook led banks to lower their expected credit losses and other credit impairment charges. Banks also signaled a return to dividend payments and provided outlooks for an increase in consumer lending as countries continue to recover from the impact of COVID-19. Additionally, consumer demand for home loans remained resilient throughout the pandemic.

French equities also contributed to the Index’s return. The consumer discretionary sector benefited from an increase in demand for luxury goods, particularly from Chinese and U.S. consumers, as consumer confidence rebounded from pandemic-induced lows. The emerging recovery in air travel bolstered the aerospace and defense industry as demand improved, although it remained well below levels prior to the pandemic. In addition, the financials sector advanced, with French banks benefiting from rising equity markets, a strong rebound in equity and derivatives trading, and stronger-than-expected overall revenues.

In terms of currency performance, the U.S. dollar was mixed against most major foreign currencies during the reporting period. As the global economy strengthened, investors moved back into equities and other financial assets, pressuring the U.S. dollar. The British pound, the Australian dollar, and the Swiss franc appreciated by approximately 6%, 3%, and 1%, respectively, against the U.S. dollar. However, the euro was flat against the U.S. dollar, and the Japanese yen depreciated by approximately 4% against the U.S. dollar amid weak domestic demand and deflationary pressure.

The adaptive currency hedging component of the Index employs a hedge ratio that modifies currency exposure based on the difference in interest rates, relative valuation, currency momentum, and currency volatility. Due to the relative weakness of the U.S. dollar versus some currencies during the reporting period, greater hedging activity tended to dampen the effect of the appreciation in foreign currencies. For example, approximately 25% of the Index’s exposure to the British pound was hedged on average, which limited the positive impact of the British pound’s 6% appreciation against the U.S. dollar.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets

Investment Companies	100.0%
Forward foreign currency exchange contracts, net cumulative depreciation	(0.2)
Other assets less liabilities	0.2

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment	(a)

Financials	16.7%
Industrials	15.7
Consumer Discretionary	12.9
Health Care	12.6
Consumer Staples	10.4
Information Technology	9.4
Materials	8.1
Communication Services	4.7
Utilities	3.4
Exchanged-Traded Funds	3.1
Real Estate	3.0

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Investment Objective

The iShares Currency Hedged MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging equities, excluding the U.S., while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI ACWI ex USA 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI ACWI ex U.S. ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	26.76%	10.62%	7.72%	26.76%	65.63%	57.32%
Fund Market	26.70	10.60	7.73	26.70	65.52	57.37
Index	26.54	10.77	7.79	26.54	66.80	57.87

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 1,089.90	$ 0.16		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

M A R K E T O V E R V I E W	7

Fund Summary as of July 31, 2021 (continued)	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Portfolio Management Commentary

International stocks advanced during the reporting period as aggressive policy support and rapid vaccine rollout propelled growth, lowered unemployment, and lessened the severity of the pandemic-induced economic contraction. The largest contributor to the Index’s return in U.S. dollar terms was Japan, where strong export demand to China and the U.S. drove economic growth. The U.S. government’s $3 trillion in fiscal and monetary stimulus helped stimulate an increase in domestic consumption.

Japan’s consumer discretionary sector made a significant contribution to the Index’s return, as robust U.S. consumer spending and an increase in battery-powered vehicle sales translated into gains for Japanese automobile stocks. American buyers also drove sales of video game consoles, benefiting the household durables industry.

Japan’s industrial production levels turned positive in the first half of 2021 for the first time since the onset of the pandemic, supporting the industrials sector. Machinery led Japan’s rising export goods amid a continued recovery in global trade. Additionally, manufacturing companies increased their adoption of equipment for factory automation and remote storage systems, benefiting Japan’s information technology sector.

In the U.K., bank stocks contributed to the Index’s return as revenue gains in fast-growing Asian markets helped offset Europe’s slower recovery. Bank profits rose sharply as re-opening activity increased demand for home loans and an improved economic outlook, in combination with government relief programs, eased credit loss concerns. Banks in the U.K. began to release substantial loan loss reserves in the first half of 2021, which boosted earnings. The U.K. materials sector also contributed, driven by the metals and mining industry. Production of iron ore, a key ingredient used in steelmaking, increased amid rising demand as China strengthened industrial activity and infrastructure projects driving up demand and prices for iron ore.

Additionally, overseas demand for luxury goods in the consumer durables sector benefited France’s contribution to the Index’s return. In Canada, investor inflows and merger and acquisition activity buoyed banks which were notable contributors as financial markets recovered.

In terms of currency performance, the U.S. dollar was mixed against most major foreign currencies during the reporting period. As the global economy strengthened, investors moved back into equities and other financial assets, pressuring the U.S. dollar. The Chinese yuan, the British pound, and the Swiss franc appreciated by approximately 8%, 6%, and 1%, respectively, against the U.S. dollar. However, the euro was flat against the U.S. dollar, and the Japanese yen depreciated by approximately 4% against the U.S. dollar amid weak domestic demand and deflationary pressure.

The positive performance of some foreign currencies meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets

Investment Companies	99.9%
Short-term Investments	0.1
Forward foreign currency exchange contracts, net cumulative appreciation	0.0	(a)
Other assets less liabilities	(0.0	)(a)

(a)	Rounds to less than 0.1%.

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Financials	18.5%
Consumer Discretionary	13.3
Information Technology	13.1
Industrials	12.1
Health Care	9.5
Materials	8.7
Consumer Staples	8.6
Communication Services	6.3
Energy	4.4
Utilities	3.0
Real Estate	2.5

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Currency Hedged MSCI EAFE ETF

Investment Objective

The iShares Currency Hedged MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities in Europe, Australasia, and the Far East while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE® 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	31.22%	10.87%	8.72%	31.22%	67.50%	87.15%
Fund Market	31.04	10.85	8.71	31.04	67.40	87.03
Index	30.97	10.90	8.78	30.97	67.73	87.92

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 1,140.80	$ 0.16		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

M A R K E T O V E R V I E W	9

Fund Summary as of July 31, 2021 (continued)	iShares® Currency Hedged MSCI EAFE ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. and Canada rose significantly for the reporting period, as widespread monetary and fiscal stimulus, COVID-19 vaccine rollouts, and global reopening boosted investor sentiment and economic growth. Japanese equities contributed the most to the Index’s return in U.S. dollar terms, particularly within the consumer discretionary and industrials sectors. The automobiles industry benefited from a demand rebound in China and the U.S., as coronavirus pandemic restrictions eased and dealerships reopened, driving stronger car sales. In addition, consumer demand for music, video games, and recreational products, supported by pandemic-related shutdowns, led to strong sales for companies in the household durables industry. In the industrials sector, rising commodities prices and improving economic conditions in several developed countries buoyed global trading companies.

U.K. equities were also strong contributors to the Index’s performance, as vaccination rates in the U.K. surpassed most other countries. The materials sector gained as robust demand from China drove up the price of commodities, particularly iron ore. In addition, supply disruptions and low mine supply growth led to higher copper prices. In the financials sector, banking stocks gained as vaccine rollouts and the improved U.K. economic outlook led banks to lower their expected credit losses and other credit impairment charges. Banks also signaled a return to dividend payments and provided outlooks for an increase in consumer lending as countries continued to recover from the impact of COVID-19. Additionally, consumer demand for home loans remained resilient throughout the pandemic.

French equities also contributed to the Index’s return. The consumer discretionary sector benefited from an increase in demand for luxury goods, particularly from Chinese and U.S. consumers, as consumer confidence rebounded from pandemic-induced lows. The emerging recovery in air travel bolstered the aerospace and defense industry as demand improved, although it remained well below levels prior to the pandemic. In addition, the financials sector advanced, with French banks benefiting from rising equity markets, a strong rebound in equity and derivatives trading, and stronger-than-expected overall revenues.

In terms of currency performance, the U.S. dollar was mixed against most major foreign currencies during the reporting period. As the global economy strengthened, investors moved back into equities and other financial assets, pressuring the U.S. dollar. The British pound, the Australian dollar, and the Swiss franc appreciated by approximately 6%, 3%, and 1%, respectively, against the U.S. dollar. However, the euro was flat against the U.S. dollar, and the Japanese yen depreciated by approximately 4% against the U.S. dollar amid weak domestic demand and deflationary pressure.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets

Investment Companies	100.0%
Forward foreign currency exchange contracts, net cumulative depreciation	(0.3)
Other assets less liabilities	0.3

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Financials	16.7%
Industrials	15.7
Consumer Discretionary	12.9
Health Care	12.6
Consumer Staples	10.4
Information Technology	9.4
Materials	8.1
Communication Services	4.7
Utilities	3.4
Energy	3.1
Real Estate	3.0

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Investment Objective

The iShares Currency Hedged MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE Small-Cap 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE Small-Cap ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	38.96%	12.69%	10.46%	38.96%	81.69%	83.24%
Fund Market	38.85	12.69	10.46	38.85	81.69	83.24
Index	38.85	12.84	10.60	38.85	82.91	84.58

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 1,145.40	$ 0.16		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

M A R K E T O V E R V I E W	11

Fund Summary as of July 31, 2021 (continued)	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Portfolio Management Commentary

Small-capitalization developed market stocks outside the U.S. and Canada rose sharply for the reporting period. U.K. stocks contributed the most to the Index’s return in U.S. dollar terms as the economy benefited from the country’s commitment to its early vaccination program. The industrials sector gained, with capital goods firms leading the advance. High demand for custom kitchens and small appliances drove profits higher. Transportation companies also contributed amid increased consumer spending during pandemic-related shutdowns. Specialty retailers in the consumer discretionary sector also performed well, as companies in the industry benefited from growth in at-home veterinary care and stronger sales at bookstores located in airports and train stations. Within the financials sector, U.K. asset managers contributed to the Index’s return, boosted by rebounding markets.

Japan-based stocks also supported the Index’s return. The Japanese yen declined, which made Japanese exporters like industrials companies attractive to investors. As prices stayed lower in Japan than in other developed markets, its export-based recovery continued. Improved capital spending increased core machinery orders, driving capital goods companies’ contribution. Within the consumer discretionary sector, the consumer services and autos and components industries benefited from both a weaker Japanese yen and improved consumer demand. The real estate sector advanced as the economy reopened and real estate investment trusts (“REITs”) and property developers profited from increased consumer spending.

Swedish stocks also benefited the Index’s performance, especially cyclical sectors like industrials, real estate, and consumer discretionary. Sweden’s economy did not shrink as much at the onset of the pandemic as the rest of Europe since it relied less on shutdowns and more on social distancing and treating patients with the country’s robust healthcare system. These measures also helped the Swedish economy surpass pre-pandemic levels, leading European countries in its recovery.

Australian stocks boosted the Index’s return, with materials companies like metals and mining firms benefiting from rising demand and increasing prices for commodities. Consumer discretionary companies also contributed as consumer services like food delivery profited from stay-at-home mandates. Finally, Swiss and German industrials firms benefited from a rebound in industrial production, enhancing the Index’s return.

In terms of currency performance, the U.S. dollar was mixed against most major foreign currencies during the reporting period. As the global economy strengthened, investors moved back into equities and other financial assets, pressuring the U.S. dollar. The British pound, the Australian dollar, and the Swiss franc appreciated by approximately 6%, 3%, and 1%, respectively, against the U.S. dollar. However, the euro was flat against the U.S. dollar, and the Japanese yen depreciated by approximately 4% against the U.S. dollar amid weak domestic demand and deflationary pressure.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets

Investment Companies	99.9%
Short-term Investments	0.1
Forward foreign currency exchange contracts, net cumulative depreciation	(0.2)
Other assets less liabilities	0.2

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Industrials	23.6%
Consumer Discretionary	13.0
Real Estate	12.0
Financials	10.4
Information Technology	10.0
Materials	9.3
Health Care	7.4
Consumer Staples	5.6
Communication Services	4.4
Utilities	2.8
Energy	1.5

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI ACWI ex U.S. ETF

Investment Objective

The iShares MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	27.66%	9.47%	5.30%	27.66%	57.19%	67.65%
Fund Market	28.22	9.55	5.35	28.22	57.81	68.45
Index	27.78	9.65	5.42	27.78	58.48	69.48

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 1,070.10	$ 1.59		$ 1,000.00	$ 1,023.30	$ 1.56		0.31%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.

(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI ACWI ex U.S. ETF

Portfolio Management Commentary

International stocks advanced during the reporting period as aggressive policy support and rapid vaccine rollout propelled growth, lowered unemployment, and lessened the severity of the pandemic-induced economic contraction. The largest contributor to the Index’s return was Japan, where strong export demand to China and the U.S. drove economic growth. The U.S. government’s $3 trillion in fiscal and monetary stimulus helped stimulate an increase in domestic consumption.

Japan’s consumer discretionary sector made a significant contribution to the Index’s return, as robust U.S. consumer spending and an increase in battery-powered vehicle sales translated into gains for Japanese automobile stocks. American buyers also drove sales of video game consoles, benefiting the household durables industry.

Japan’s industrial production levels turned positive in the first half of 2021 for the first time since the onset of the pandemic, supporting the industrials sector. Machinery led Japan’s rising export goods amid a continued recovery in global trade. Additionally, manufacturing companies increased their adoption of equipment for factory automation and remote storage systems, benefiting Japan’s information technology sector.

In the U.K., bank stocks contributed to the Index’s return as revenue gains in fast-growing Asian markets helped offset Europe’s slower recovery. Bank profits rose sharply as re-opening activity increased demand for home loans and an improved economic outlook, in combination with government relief programs, eased credit loss concerns. Banks in the U.K. began to release substantial loan loss reserves in the first half of 2021, which boosted earnings. The U.K. materials sector also contributed, driven by the metals and mining industry. Production of iron ore, a key ingredient used in steelmaking, increased amid rising demand as China strengthened industrial activity and infrastructure projects driving up demand and prices for iron ore.

Additionally, overseas demand for luxury goods in the consumer durables sector benefited France’s contribution to the Index’s return. In Canada, investor inflows and merger and acquisition activity buoyed banks which were notable contributors as financial markets recovered.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	18.5%
Consumer Discretionary	13.3
Information Technology	13.1
Industrials	12.1
Health Care	9.5
Materials	8.7
Consumer Staples	8.6
Communication Services	6.3
Energy	4.4
Utilities	3.0
Real Estate	2.5

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Japan	14.4%
China	10.2
United Kingdom	7.8
Canada	7.2
France	7.2
Switzerland	6.5
Germany	5.9
Australia	5.2
Taiwan	4.3
South Korea	4.0

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI EAFE ETF

Investment Objective

The iShares MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	30.73%	9.36%	6.09%	30.73%	56.39%	80.59%
Fund Market	31.05	9.46	6.14	31.05	57.11	81.39
Index	30.31	9.35	6.14	30.31	56.38	81.46

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,110.70	$ 1.94		$ 1,000.00	$ 1,023.00	$ 1.86		0.37%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI EAFE ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. and Canada rose significantly for the reporting period, as widespread monetary and fiscal stimulus, COVID-19 vaccine rollouts, and global reopening boosted investor sentiment and economic growth. Japanese equities contributed the most to the Index’s return, particularly within the consumer discretionary and industrials sectors. The automobiles industry benefited from a demand rebound in China and the U.S., as coronavirus pandemic restrictions eased and dealerships reopened, driving stronger car sales. In addition, consumer demand for music, video games, and recreational products, supported by pandemic-related shutdowns, led to strong sales for companies in the household durables industry. In the industrials sector, rising commodities prices and improving economic conditions in several developed countries buoyed global trading companies.

U.K. equities were also strong contributors to the Index’s performance, as vaccination rates in the U.K. surpassed most other countries. The materials sector gained as robust demand from China drove up the price of commodities, particularly iron ore. In addition, supply disruptions and low mine supply growth led to higher copper prices. In the financials sector, banking stocks gained as vaccine rollouts and the improved U.K. economic outlook led banks to lower their expected credit losses and other credit impairment charges. Banks also signaled a return to dividend payments and provided outlooks for an increase in consumer lending as countries continue to recover from the impact of COVID-19. Additionally, consumer demand for home loans remained resilient throughout the pandemic.

French equities also contributed to the Index’s return. The consumer discretionary sector benefited from an increase in demand for luxury goods, particularly from Chinese and U.S. consumers, as consumer confidence rebounded from pandemic-induced lows. The emerging recovery in air travel bolstered the aerospace and defense industry as demand improved, although it remained well below levels prior to the pandemic. In addition, the financials sector advanced, with French banks benefiting from rising equity markets, a strong rebound in equity and derivatives trading, and stronger-than-expected overall revenues.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	16.7%
Industrials	15.7
Consumer Discretionary	12.9
Health Care	12.6
Consumer Staples	10.4
Information Technology	9.4
Materials	8.1
Communication Services	4.7
Utilities	3.4
Energy	3.1
Real Estate	3.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	22.8%
United Kingdom	12.4
France	11.3
Switzerland	10.3
Germany	9.2
Australia	8.2
Netherlands	6.0
Sweden	3.7
Hong Kong	3.1
Denmark	2.7

(a)	Excludes money market funds.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI EAFE Small-Cap ETF

Investment Objective

The iShares MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	38.84%	10.96%	8.68%	38.84%	68.19%	129.97%
Fund Market	39.25	11.06	8.67	39.25	68.99	129.60
Index	38.72	11.08	8.67	38.72	69.09	129.75

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,114.20	$ 2.04		$ 1,000.00	$ 1,022.90	$ 1.96		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI EAFE Small-Cap ETF

Portfolio Management Commentary

Small-capitalization developed market stocks outside the U.S. and Canada rose sharply for the reporting period. U.K. stocks contributed the most to the Index’s return as the economy benefited from the country’s commitment to its early vaccination program. The industrials sector gained, with capital goods firms leading the advance. High demand for custom kitchens and small appliances drove profits higher. Transportation companies also contributed amid increased consumer spending during pandemic-related shutdowns. Specialty retailers in the consumer discretionary sector also performed well, as companies in the industry benefited from growth in at-home veterinary care and stronger sales at bookstores located in airports and train stations. Within the financials sector, U.K. asset managers contributed to the Index’s return, boosted by rebounding markets.

Japan-based stocks also supported the Index’s return. The Japanese yen declined, which made Japanese exporters like industrials companies attractive to investors. As prices stayed lower in Japan than in other developed markets, its export-based recovery continued. Improved capital spending increased core machinery orders, driving capital goods companies’ contribution. Within the consumer discretionary sector, the consumer services and autos and components industries benefited from both a weaker Japanese yen and improved consumer demand. The real estate sector advanced as the economy reopened and real estate investment trusts (“REITs”) and property developers profited from increased consumer spending.

Swedish stocks also benefited the Index’s performance, especially cyclical sectors like industrials, real estate, and consumer discretionary. Sweden’s economy did not shrink as much at the onset of the pandemic as the rest of Europe since it relied less on shutdowns and more on social distancing and treating patients with the country’s robust healthcare system. These measures also helped the Swedish economy surpass pre-pandemic levels, leading European countries in its recovery.

Australian stocks boosted the Index’s return, with materials companies like metals and mining firms benefiting from rising demand and increasing prices for commodities. Consumer discretionary companies also contributed as consumer services like food delivery profited from stay-at-home mandates. Finally, Swiss and German industrials firms benefited from a rebound in industrial production, enhancing the Index’s return.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	23.6%

Consumer Discretionary	13.0

Real Estate	12.0

Financials	10.4

Information Technology	10.0

Materials	9.3

Health Care	7.4

Consumer Staples	5.6

Communication Services	4.4

Utilities	2.8

Energy	1.5

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	27.5%

United Kingdom	17.3

Australia	8.8

Sweden	7.9

Switzerland	5.1

Germany	5.1

France	3.0

Netherlands	2.9

Italy	2.9
Israel	2.8

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	19

Schedule of Investments July 31, 2021	iShares® Adaptive Currency Hedged MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.0%
iShares MSCI EAFE ETF(a)	82,660	$6,570,643

Total Investment Companies — 100.0% (Cost: $5,609,570)		6,570,643

Total Investments in Securities — 100.0% (Cost: $5,609,570)		6,570,643

Other Assets, Less Liabilities — 0.0%		2,383

Net Assets — 100.0%		$6,573,026

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$1	$—
iShares MSCI EAFE ETF	5,188,559	287,696		(357,610)	10,303	1,441,695	6,570,643	82,660	148,354	—

					$10,303	$1,441,695	$6,570,643		$148,355	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	451,000	USD	497,541	MS	08/04/21	$347
DKK	793,000	USD	126,419	MS	08/04/21	38
EUR	1,381,000	USD	1,637,620	MS	08/04/21	622
GBP	2,000	USD	2,767	MS	08/04/21	13
HKD	774,000	USD	99,599	MS	08/04/21	—
JPY	85,363,000	USD	777,676	MS	08/04/21	444
NOK	178,000	USD	20,148	MS	08/04/21	—
USD	128,296	DKK	804,000	MS	08/04/21	85
USD	1,661,363	EUR	1,400,000	MS	08/04/21	582
USD	160,196	HKD	1,244,000	MS	08/04/21	116
USD	20,921	NOK	180,000	MS	08/04/21	547
USD	11,878	NZD	17,000	MS	08/04/21	34
USD	188,312	SEK	1,610,000	MS	08/04/21	1,284
USD	34,218	SGD	46,000	MS	08/04/21	268
USD	237,274	AUD	316,000	MS	08/05/21	5,376
JPY	1,509,000	USD	13,751	MS	08/20/21	6
USD	230,823	AUD	314,000	MS	08/20/21	375
USD	478,296	GBP	344,000	MS	08/20/21	117
USD	11,158	ILS	36,000	MS	08/20/21	20

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Adaptive Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,865	NZD	17,000	MS	08/20/21	$22
USD	191,561	SEK	1,648,000	MS	08/20/21	95
USD	33,231	SGD	45,000	MS	08/20/21	20

						10,411

DKK	11,000	USD	1,756	MS	08/04/21	(2)
EUR	19,000	USD	22,556	MS	08/04/21	(16)
GBP	171,000	USD	237,750	MS	08/04/21	(60)
HKD	470,000	USD	60,526	MS	08/04/21	(46)
ILS	36,000	USD	11,157	MS	08/04/21	(20)
NOK	2,000	USD	233	MS	08/04/21	(6)
NZD	17,000	USD	11,865	MS	08/04/21	(21)
SEK	1,610,000	USD	187,134	MS	08/04/21	(106)
SGD	46,000	USD	33,975	MS	08/04/21	(26)
USD	488,329	CHF	451,000	MS	08/04/21	(9,559)
USD	239,012	GBP	173,000	MS	08/04/21	(1,459)
USD	11,051	ILS	36,000	MS	08/04/21	(86)
USD	769,292	JPY	85,363,000	MS	08/04/21	(8,827)
AUD	316,000	USD	232,348	MS	08/05/21	(450)
HKD	18,000	USD	2,316	MS	08/20/21	—
ILS	18,000	USD	5,579	MS	08/20/21	(10)
NZD	6,000	USD	4,188	MS	08/20/21	(8)
SGD	22,000	USD	16,247	MS	08/20/21	(10)
USD	734	AUD	1,000	MS	08/20/21	—
USD	491,217	CHF	445,000	MS	08/20/21	(245)
USD	130,917	DKK	821,000	MS	08/20/21	(42)
USD	1,647,603	EUR	1,389,000	MS	08/20/21	(638)
USD	99,730	HKD	775,000	MS	08/20/21	(1)
USD	767,197	JPY	84,189,000	MS	08/20/21	(310)
USD	30,223	NOK	267,000	MS	08/20/21	—

						(21,948)

	Net unrealized depreciation					$(11,537)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$10,411

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	$21,948

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2021	iShares® Adaptive Currency Hedged MSCI EAFE ETF

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(114,798)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$44,060

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,159,984
Average amounts sold — in USD	$5,149,222

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$10,411	$21,948

Total derivative assets and liabilities in the Statement of Assets and Liabilities	10,411	21,948
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	10,411	21,948

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Assets

Morgan Stanley & Co. International PLC	$10,411		$(10,411)	$—

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Liabilities	(b)

Morgan Stanley & Co. International PLC	$21,948		$(10,411)	$11,537

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Adaptive Currency Hedged MSCI EAFE ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets

Investment Companies	$6,570,643	$—	$—	$6,570,643

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$10,411	$—	$10,411
Liabilities
Forward Foreign Currency Exchange Contracts	—	(21,948)	—	(21,948)

	$—	$(11,537)	$—	$(11,537)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments July 31, 2021	iShares® Currency Hedged MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.9%
iShares MSCI ACWI ex U.S. ETF(a)	2,127,195	$120,314,149

Total Investment Companies — 99.9% (Cost: $103,634,808)		120,314,149

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	70,000	70,000

Total Short-Term Investments — 0.1% (Cost: $70,000)		70,000

Total Investments in Securities — 100.0% (Cost: $103,704,808)		120,384,149

Other Assets, Less Liabilities — 0.0%		21,376

Net Assets — 100.0%		$120,405,525

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$70,000	(a)	$—	$—	$—	$70,000	70,000	$62	$—
iShares MSCI ACWI ex U.S. ETF	70,871,882	42,514,830		(12,490,785)	130,213	19,288,009	120,314,149	2,127,195	2,049,319	—

					$130,213	$19,288,009	$120,384,149		$2,049,381	$—

(a)	Represents net amount purchased (sold).

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	4,905,400	USD	3,929,501	CITI	08/04/21	$2,364

CAD	5,758,600	USD	4,612,969	HSBC	08/04/21	2,768

CHF	6,878,000	USD	7,589,291	BNP	08/04/21	3,769

CHF	66,000	USD	71,731	JPM	08/04/21	1,130

CLP	162,521,000	USD	214,012	MS	08/04/21	138

CNH	115,000	USD	17,730	JPM	08/04/21	57

CNY	50,000	USD	7,715	SSB	08/04/21	19

DKK	12,267,000	USD	1,955,555	UBS	08/04/21	625

EUR	21,705,000	USD	25,737,789	CITI	08/04/21	10,252

GBP	77,000	USD	106,538	JPM	08/04/21	492

HKD	95,942,000	USD	12,345,905	MS	08/04/21	32

ILS	13,000	USD	3,983	JPM	08/04/21	38

INR	2,736,000	USD	36,620	MS	08/04/21	147

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY	3,038,000	USD	27,353	BOA	08/04/21	$340

JPY	18,738,000	USD	168,806	JPM	08/04/21	1,999

JPY	1,947,211,000	USD	17,742,241	UBS	08/04/21	7,396

MYR	1,978,000	USD	466,846	MS	08/04/21	1,603

NOK	4,116,000	USD	465,884	BNP	08/04/21	5

RUB	1,108,000	USD	15,069	MS	08/04/21	77

THB	19,787,000	USD	601,390	CITI	08/04/21	629

TRY	8,000	USD	908	JPM	08/04/21	41

USD	5,165,200	AUD	6,879,000	BNP	08/04/21	117,045

USD	58,087	AUD	78,000	CITI	08/04/21	847

USD	100,356	AUD	136,000	JPM	08/04/21	552

USD	102,117	AUD	136,000	MS	08/04/21	2,313

USD	42,049	AUD	56,000	SSB	08/04/21	953

USD	2,019,502	BRL	10,168,000	MS	08/04/21	67,453

USD	2,351,591	CAD	2,912,000	CITI	08/04/21	17,512

USD	4,652,308	CAD	5,761,000	HSBC	08/04/21	34,648

USD	23,528	CAD	29,000	JPM	08/04/21	283

USD	54,804	CAD	68,000	MS	08/04/21	300

USD	1,337,305	CAD	1,656,000	SSB	08/04/21	9,958

USD	224,698	CLP	163,818,000	MS	08/04/21	8,839

USD	5,268	DKK	33,000	BOA	08/04/21	6

USD	1,805,426	DKK	11,314,000	JPM	08/04/21	1,218

USD	78,828	DKK	494,000	SSB	08/04/21	52

USD	397,545	EUR	335,000	CITI	08/04/21	144

USD	68,855	EUR	58,000	JPM	08/04/21	51

USD	24,486,574	EUR	20,636,000	SSB	08/04/21	6,659

USD	11,868,410	HKD	92,162,000	BOA	08/04/21	8,889

USD	401,786	HKD	3,120,000	CITI	08/04/21	301

USD	63,085	HKD	490,000	UBS	08/04/21	32

USD	5,668,742	KRW	6,410,703,000	MS	08/04/21	97,436

USD	1,815	MXN	36,000	CITI	08/04/21	7

USD	484,384	MYR	2,019,000	MS	08/04/21	6,225

USD	5,127	NOK	45,000	BBP	08/04/21	34

USD	455,150	NOK	3,916,000	CITI	08/04/21	11,899

USD	2,493	NOK	22,000	HSBC	08/04/21	3

USD	1,393	NOK	12,000	JPM	08/04/21	35

USD	11,041	NOK	95,000	SSB	08/04/21	288

USD	167,684	NZD	240,000	BOA	08/04/21	476

USD	9,083	NZD	13,000	CITI	08/04/21	26

USD	698	NZD	1,000	JPM	08/04/21	1

USD	698	NZD	1,000	SSB	08/04/21	2

USD	45,335	SEK	388,000	DB	08/04/21	263

USD	2,731,258	SEK	23,351,000	JPM	08/04/21	18,655

USD	29,368	SEK	251,000	SSB	08/04/21	211

USD	769,915	SGD	1,035,000	CITI	08/04/21	6,051

USD	2,228	SGD	3,000	HSBC	08/04/21	13

USD	4,430	SGD	6,000	SSB	08/04/21	2

USD	4,688	THB	154,000	BBP	08/04/21	3

USD	6,303	THB	206,000	BOA	08/04/21	36

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	596,474	THB	19,169,000	CITI	08/04/21	$13,257

USD	14,230	THB	459,000	HSBC	08/04/21	264

USD	1,553	THB	51,000	SSB	08/04/21	1

USD	5,213,842	TWD	145,277,000	MS	08/04/21	18,115

USD	1,358,768	ZAR	19,484,000	CITI	08/04/21	29,070

USD	37,869	ZAR	545,000	SSB	08/04/21	675

AUD	57,000	USD	41,833	BOA	09/03/21	3

CHF	74,000	USD	81,720	BOA	09/03/21	35

DKK	209,000	USD	33,331	BBP	09/03/21	15

EUR	151,000	USD	179,142	BOA	09/03/21	89

GBP	14,000	USD	19,452	BOA	09/03/21	10

JPY	13,074,000	USD	119,143	JPM	09/03/21	58

JPY	16,000,000	USD	145,822	MS	09/03/21	56

MXN	86,000	USD	4,300	CITI	09/03/21	3

NZD	1,000	USD	697	BOA	09/03/21	—

RUB	666,000	USD	9,060	MS	09/03/21	18

SEK	243,000	USD	28,233	BOA	09/03/21	2

THB	170,000	USD	5,162	BBP	09/03/21	10

THB	689,000	USD	20,934	BNP	09/03/21	25

USD	5,318,081	AUD	7,234,000	BBP	09/03/21	8,637

USD	92,628	AUD	126,000	BNP	09/03/21	150

USD	1,974,861	BRL	10,200,000	MS	09/03/21	24,649

USD	1,814,913	CNH	11,761,000	BNP	09/03/21	98

USD	10,992,874	GBP	7,906,000	BNP	09/03/21	2,736

USD	137,653	GBP	99,000	MS	09/03/21	33

USD	12,354,267	HKD	95,942,000	MS	09/03/21	7,472

USD	14,258	ILS	46,000	BNP	09/03/21	25

USD	254,479	ILS	821,000	BOA	09/03/21	457

USD	3,866,871	INR	288,488,000	MS	09/03/21	1,243

USD	5,602,272	KRW	6,450,165,000	MS	09/03/21	10,985

USD	23,670	MXN	472,000	BNP	09/03/21	55

USD	671,007	MXN	13,379,000	CITI	09/03/21	1,653

USD	180,057	NZD	258,000	BNP	09/03/21	327

USD	698	NZD	1,000	MS	09/03/21	1

USD	135,663	SEK	1,167,000	CITI	09/03/21	64

USD	2,855,258	SEK	24,561,000	JPM	09/03/21	1,405

USD	24,369	SGD	33,000	BNP	09/03/21	15

USD	771,697	SGD	1,045,000	CITI	09/03/21	480

USD	93,679	TRY	802,000	CITI	09/03/21	26

USD	2,866	TWD	80,000	MS	09/03/21	1

USD	681	ZAR	10,000	BNP	09/03/21	1

USD	1,324,292	ZAR	19,449,000	CITI	09/03/21	1,978

USD	7,960	ZAR	117,000	HSBC	09/03/21	5

						577,844

AUD	7,234,000	USD	5,317,352	BBP	08/04/21	(8,680)

AUD	70,000	USD	52,708	JPM	08/04/21	(1,339)

BRL	10,194,000	USD	1,981,635	MS	08/04/21	(24,595)

CAD	103,000	USD	83,570	JPM	08/04/21	(1,011)

CLP	2,139,000	USD	2,910	MS	08/04/21	(92)

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CNH	11,761,000	USD	1,819,208	BNP	08/04/21	$(123)

DKK	120,000	USD	19,157	JPM	08/04/21	(21)

EUR	209,000	USD	248,113	JPM	08/04/21	(182)

GBP	7,906,000	USD	10,992,130	BNP	08/04/21	(2,760)

HKD	335,000	USD	43,143	HSBC	08/04/21	(34)

HKD	925,000	USD	119,130	JPM	08/04/21	(100)

ILS	821,000	USD	254,440	BOA	08/04/21	(457)

INR	284,187,000	USD	3,821,772	MS	08/04/21	(2,861)

KRW	6,512,276,000	USD	5,660,603	MS	08/04/21	(1,024)

MXN	13,379,000	USD	673,683	CITI	08/04/21	(1,672)

MXN	129,000	USD	6,504	JPM	08/04/21	(24)

MYR	72,000	USD	17,309	MS	08/04/21	(257)

NOK	40,000	USD	4,655	JPM	08/04/21	(128)

NZD	258,000	USD	180,072	BNP	08/04/21	(324)

NZD	2,000	USD	1,406	JPM	08/04/21	(13)

RUB	82,600,000	USD	1,130,932	MS	08/04/21	(1,759)

SEK	24,797,000	USD	2,882,227	JPM	08/04/21	(1,647)

SGD	1,045,000	USD	771,729	CITI	08/04/21	(484)

SGD	19,000	USD	14,120	JPM	08/04/21	(98)

SGD	9,000	USD	6,688	SSB	08/04/21	(46)

THB	163,000	USD	5,074	BNP	08/04/21	(115)

THB	191,000	USD	5,947	JPM	08/04/21	(136)

TRY	802,000	USD	95,130	CITI	08/04/21	(45)

TWD	149,230,000	USD	5,341,247	MS	08/04/21	(4,143)

USD	13,929	AUD	19,000	JPM	08/04/21	(14)

USD	4,965	BRL	26,000	MS	08/04/21	(27)

USD	67,635	CAD	85,000	BNP	08/04/21	(496)

USD	22,083	CAD	28,000	HSBC	08/04/21	(360)

USD	181,598	CAD	228,000	JPM	08/04/21	(1,153)

USD	59,969	CHF	55,000	BOA	08/04/21	(749)

USD	7,244,056	CHF	6,690,000	CITI	08/04/21	(141,459)

USD	56,207	CHF	52,000	DB	08/04/21	(1,199)

USD	160,188	CHF	147,000	JPM	08/04/21	(2,095)

USD	1,097	CLP	842,000	MS	08/04/21	(13)

USD	1,776,755	CNH	11,504,000	BOA	08/04/21	(2,580)

USD	2,780	CNH	18,000	CITI	08/04/21	(4)

USD	9,188	CNH	60,000	UBS	08/04/21	(92)

USD	53,074	CNY	344,000	SSB	08/04/21	(136)

USD	55,000	DKK	346,000	BBP	08/04/21	(175)

USD	26,512	DKK	167,000	HSBC	08/04/21	(119)

USD	5,228	DKK	33,000	JPM	08/04/21	(34)

USD	273,365	EUR	232,000	BOA	08/04/21	(1,850)

USD	230,056	EUR	194,000	DB	08/04/21	(81)

USD	542,054	EUR	459,000	UBS	08/04/21	(2,445)

USD	10,517,307	GBP	7,613,000	BOA	08/04/21	(64,792)

USD	262,491	GBP	190,000	CITI	08/04/21	(1,610)

USD	114,383	GBP	83,000	JPM	08/04/21	(987)

USD	74,535	GBP	54,000	SSB	08/04/21	(526)

USD	59,692	GBP	43,000	UBS	08/04/21	(78)

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	152,626	HKD	1,187,000	HSBC	08/04/21	$(119)

USD	31,264	HKD	243,000	SSB	08/04/21	(5)

USD	247,714	ILS	807,000	BOA	08/04/21	(1,939)

USD	2,137	ILS	7,000	DB	08/04/21	(29)

USD	608	ILS	2,000	JPM	08/04/21	(11)

USD	5,496	ILS	18,000	SSB	08/04/21	(72)

USD	3,845,775	INR	286,923,000	MS	08/04/21	(9,903)

USD	235,917	JPY	26,107,000	BOA	08/04/21	(2,060)

USD	16,951,084	JPY	1,880,776,000	CITI	08/04/21	(192,971)

USD	279,647	JPY	30,767,000	JPM	08/04/21	(807)

USD	282,415	JPY	31,337,000	MS	08/04/21	(3,235)

USD	88,162	KRW	101,573,000	MS	08/04/21	(111)

USD	646,986	MXN	12,935,000	BOA	08/04/21	(2,724)

USD	5,702	MXN	114,000	DB	08/04/21	(24)

USD	6,976	MXN	141,000	HSBC	08/04/21	(107)

USD	14,061	MXN	282,000	SSB	08/04/21	(104)

USD	7,326	MYR	31,000	MS	08/04/21	(16)

USD	1,222	NOK	11,000	BOA	08/04/21	(23)

USD	2,480	NOK	22,000	JPM	08/04/21	(10)

USD	3,717	NOK	33,000	SSB	08/04/21	(19)

USD	3,471	NZD	5,000	JPM	08/04/21	(12)

USD	1,138,767	RUB	83,708,000	MS	08/04/21	(5,552)

USD	7,587	SEK	66,000	BOA	08/04/21	(80)

USD	70,023	SEK	606,000	JPM	08/04/21	(373)

USD	15,579	SEK	135,000	SSB	08/04/21	(103)

USD	14,715	SGD	20,000	BOA	08/04/21	(45)

USD	6,606	SGD	9,000	SSB	08/04/21	(37)

USD	3,097	THB	102,000	MS	08/04/21	(7)

USD	226	TRY	2,000	BNP	08/04/21	(11)

USD	88,465	TRY	782,000	BOA	08/04/21	(4,249)

USD	918	TRY	8,000	CITI	08/04/21	(30)

USD	677	TRY	6,000	JPM	08/04/21	(35)

USD	1,392	TRY	12,000	SSB	08/04/21	(31)

USD	140,994	TWD	3,953,000	MS	08/04/21	(382)

USD	13,938	ZAR	206,000	MS	08/04/21	(121)

USD	10,305	ZAR	152,000	SSB	08/04/21	(68)

ZAR	19,449,000	USD	1,329,345	CITI	08/04/21	(2,036)

ZAR	938,000	USD	65,461	JPM	08/04/21	(1,446)

BRL	175,000	USD	33,544	MS	09/03/21	(85)

CAD	80,000	USD	64,128	CITI	09/03/21	(7)

CLP	2,611,000	USD	3,440	MS	09/03/21	(3)

CNH	870,000	USD	134,260	BNP	09/03/21	(12)

HKD	12,743,000	USD	1,639,913	BNP	09/03/21	(14)

ILS	12,000	USD	3,714	BOA	09/03/21	(1)

INR	3,061,000	USD	41,021	MS	09/03/21	(4)

KRW	183,062,000	USD	158,844	MS	09/03/21	(158)

MYR	52,000	USD	12,277	MS	09/03/21	(20)

NOK	12,000	USD	1,358	BOA	09/03/21	—

TRY	3,000	USD	351	CITI	09/03/21	—

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

TWD	2,628,000	USD	94,122	MS	09/03/21	$(4)

USD	4,034,332	CAD	5,036,400	CITI	09/03/21	(2,410)

USD	4,612,847	CAD	5,758,600	HSBC	09/03/21	(2,747)

USD	7,595,015	CHF	6,878,000	BNP	09/03/21	(3,810)

USD	90,549	CHF	82,000	CITI	09/03/21	(45)

USD	215,148	CLP	163,537,000	MS	09/03/21	(142)

USD	13,268	CNY	86,000	SSB	09/03/21	(3)

USD	102,238	DKK	641,000	CITI	09/03/21	(33)

USD	1,956,572	DKK	12,267,000	UBS	09/03/21	(624)

USD	25,752,635	EUR	21,705,000	CITI	09/03/21	(10,320)

USD	367,797	EUR	310,000	MS	09/03/21	(160)

USD	354,295	HKD	2,754,000	CITI	09/03/21	(118)

USD	17,746,138	JPY	1,947,211,000	UBS	09/03/21	(7,427)

USD	465,583	MYR	1,978,000	MS	09/03/21	(652)

USD	465,934	NOK	4,116,000	BNP	09/03/21	(5)

USD	3,056	NOK	27,000	CITI	09/03/21	—

USD	1,131,153	RUB	83,037,000	MS	09/03/21	(681)

USD	2,214	SGD	3,000	BNP	09/03/21	—

USD	600,988	THB	19,787,000	CITI	09/03/21	(925)

USD	1,633	TRY	14,000	JPM	09/03/21	(2)

USD	5,291,392	TWD	147,796,000	MS	09/03/21	(1,687)

						(538,250)

	Net unrealized appreciation					$39,594

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$577,844

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$538,250

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(2,756,972)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$2,001,939

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$ 93,193,437
Average amounts sold — in USD	$182,732,469

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$577,844	$538,250

Total derivative assets and liabilities in the Statement of Assets and Liabilities	577,844	538,250
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	577,844	538,250

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Assets	(b)

Bank of America N.A.	$10,343	$(10,343)	$—
Barclays Bank PLC	8,699	(8,699)	—
BNP Paribas SA	124,251	(7,670)	116,581
Citibank N.A.	96,563	(96,563)	—
Deutsche Bank Securities Inc.	263	(263)	—
HSBC Bank PLC	37,701	(3,486)	34,215
JPMorgan Chase Bank N.A.	26,015	(11,678)	14,337
Morgan Stanley & Co. International PLC	247,136	(57,694)	189,442
State Street Bank and Trust Co.	18,820	(1,150)	17,670
UBS AG	8,053	(8,053)	—

	$577,844	$(205,599)	$372,245

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Liabilities	(c)

Bank of America N.A.	$81,549	$(10,343)	$71,206
Barclays Bank PLC	8,855	(8,699)	156
BNP Paribas SA	7,670	(7,670)	—
Citibank N.A.	354,169	(96,563)	257,606
Deutsche Bank Securities Inc.	1,333	(263)	1,070
HSBC Bank PLC	3,486	(3,486)	—
JPMorgan Chase Bank N.A.	11,678	(11,678)	—
Morgan Stanley & Co. International PLC	57,694	(57,694)	—
State Street Bank and Trust Co.	1,150	(1,150)	—
UBS AG	10,666	(8,053)	2,613

	$538,250	$(205,599)	$332,651

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI ACWI ex U.S. ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$120,314,149	$—	$—	$120,314,149
Money Market Funds	70,000	—	—	70,000

	$120,384,149	$—	$—	$120,384,149

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$577,844	$—	$577,844
Liabilities
Forward Foreign Currency Exchange Contracts	—	(538,250)	—	(538,250)

	$—	$39,594	$—	$39,594

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments July 31, 2021	iShares® Currency Hedged MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.0%
iShares MSCI EAFE ETF(a)	35,697,029	$2,837,556,835

Total Investment Companies — 100.0% (Cost: $2,407,542,954)		2,837,556,835

Total Investments in Securities — 100.0% (Cost: $2,407,542,954)		2,837,556,835

Other Assets, Less Liabilities — 0.0%		1,062,630

Net Assets — 100.0%		$2,838,619,465

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$1,451	$—
iShares MSCI EAFE ETF	2,253,206,262	781,339,211		(790,373,453)	34,013,917	559,370,898	2,837,556,835	35,697,029	60,615,760	—

					$34,013,917	$559,370,898	$2,837,556,835		$60,617,211	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	163,000	USD	119,575	CITI	08/04/21	$42

CHF	261,493,000	USD	288,457,799	MS	08/04/21	220,899

DKK	282,000	USD	44,743	CITI	08/04/21	227

DKK	1,406,000	USD	223,106	HSBC	08/04/21	1,104

DKK	458,164,000	USD	73,038,626	UBS	08/04/21	23,344

EUR	2,381,000	USD	2,809,500	CBA	08/04/21	15,014

EUR	474,000	USD	559,360	CITI	08/04/21	2,933

EUR	797,309,000	USD	945,449,012	UBS	08/04/21	376,589

GBP	4,069,000	USD	5,629,901	JPM	08/04/21	26,024

GBP	893,000	USD	1,232,256	MS	08/04/21	9,017

GBP	177,000	USD	241,939	SSB	08/04/21	4,092

HKD	670,485,000	USD	86,278,625	MS	08/04/21	222

ILS	602,000	USD	184,409	JPM	08/04/21	1,825

ILS	94,000	USD	28,730	SSB	08/04/21	350

ILS	19,000	USD	5,763	UBS	08/04/21	115

JPY	991,354,000	USD	8,930,844	JPM	08/04/21	105,760

JPY	219,873,000	USD	1,988,077	MS	08/04/21	16,156

JPY	31,570,000	USD	284,245	SSB	08/04/21	3,529

JPY	72,800,124,000	USD	663,326,870	UBS	08/04/21	276,498

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

NOK	153,827,000	USD	17,411,445	BNP	08/04/21	$199

NOK	93,000	USD	10,384	SSB	08/04/21	143

NZD	6,000	USD	4,159	CBA	08/04/21	22

SEK	2,772,000	USD	321,555	CITI	08/04/21	458

SEK	566,000	USD	65,132	SSB	08/04/21	619

SGD	24,000	USD	17,596	SSB	08/04/21	117

USD	198,163,563	AUD	263,913,000	BOA	08/04/21	4,490,965

USD	490,287	AUD	654,000	CITI	08/04/21	10,349

USD	4,092,942	AUD	5,451,000	MS	08/04/21	92,724

USD	2,298,210	AUD	3,063,000	SSB	08/04/21	50,427

USD	984,066	AUD	1,317,000	UBS	08/04/21	17,585

USD	136,495	DKK	855,000	BOA	08/04/21	151

USD	135,438	DKK	849,000	HSBC	08/04/21	51

USD	69,236,987	DKK	433,885,000	JPM	08/04/21	46,711

USD	3,340,327	DKK	20,933,000	SSB	08/04/21	2,207

USD	15,707,184	EUR	13,236,000	CITI	08/04/21	5,683

USD	2,887,263	EUR	2,433,000	HSBC	08/04/21	1,063

USD	3,449,147	EUR	2,906,000	JPM	08/04/21	1,839

USD	923,007,402	EUR	777,796,000	SSB	08/04/21	329,533

USD	89,643,054	HKD	696,107,000	BOA	08/04/21	67,136

USD	159,697	HKD	1,240,000	CITI	08/04/21	132

USD	208,698	HKD	1,621,000	HSBC	08/04/21	106

USD	263,534	HKD	2,046,000	MS	08/04/21	252

USD	420,573	HKD	3,266,000	TDB	08/04/21	300

USD	17,537,287	NOK	150,890,000	CITI	08/04/21	458,081

USD	609,459	NOK	5,250,000	SSB	08/04/21	15,213

USD	6,374,790	NZD	9,124,000	BOA	08/04/21	18,112

USD	355,637	NZD	509,000	CITI	08/04/21	1,018

USD	16,828	NZD	24,000	HSBC	08/04/21	107

USD	12,570	NZD	18,000	RBS	08/04/21	30

USD	49,596	NZD	71,000	SSB	08/04/21	130

USD	524,461	SEK	4,491,000	CITI	08/04/21	2,757

USD	324,559	SEK	2,784,000	HSBC	08/04/21	1,152

USD	104,781,778	SEK	895,836,000	JPM	08/04/21	715,669

USD	1,863,282	SEK	15,948,000	MS	08/04/21	10,659

USD	1,128,034	SEK	9,642,000	SSB	08/04/21	7,957

USD	259,399	SEK	2,229,000	TNTC	08/04/21	464

USD	53,247	SGD	72,000	BNP	08/04/21	108

USD	29,559,468	SGD	39,737,000	CITI	08/04/21	232,249

USD	54,204	SGD	73,000	HSBC	08/04/21	327

USD	249,403	SGD	336,000	SSB	08/04/21	1,424

AUD	1,419,000	USD	1,041,459	MS	09/03/21	26

CHF	2,091,000	USD	2,309,214	MS	09/03/21	926

DKK	6,555,000	USD	1,045,457	SSB	09/03/21	391

EUR	3,622,000	USD	4,297,218	JPM	09/03/21	1,949

JPY	302,480,000	USD	2,756,481	BNP	09/03/21	1,360

JPY	1,093,776,000	USD	9,968,571	MS	09/03/21	3,857

SEK	6,601,000	USD	766,951	MS	09/03/21	49

USD	2,128,245	AUD	2,895,000	BNP	09/03/21	3,440

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	198,785,988	AUD	270,399,000	MS	09/03/21	$324,796

USD	410,928,535	GBP	295,537,000	BNP	09/03/21	102,289

USD	2,360,961	GBP	1,698,000	MS	09/03/21	570

USD	86,337,063	HKD	670,485,000	MS	09/03/21	52,220

USD	474,539	ILS	1,531,000	BNP	09/03/21	839

USD	9,505,300	ILS	30,666,000	BOA	09/03/21	17,058

USD	6,721,436	NZD	9,631,000	BNP	09/03/21	12,193

USD	4,412,938	SEK	37,961,000	CITI	09/03/21	2,079

USD	106,640,355	SEK	917,323,000	JPM	09/03/21	52,476

USD	765,774	SGD	1,037,000	BNP	09/03/21	460

USD	28,780,984	SGD	38,974,000	CITI	09/03/21	17,885

						8,262,832

AUD	3,677,000	USD	2,768,678	JPM	08/04/21	(70,311)

AUD	270,399,000	USD	198,756,785	MS	08/04/21	(324,436)

AUD	808,000	USD	604,549	UBS	08/04/21	(11,598)

DKK	6,339,000	USD	1,011,990	JPM	08/04/21	(1,129)

EUR	10,867,000	USD	12,900,672	JPM	08/04/21	(9,451)

GBP	295,537,000	USD	410,900,725	BNP	08/04/21	(103,188)

HKD	23,305,000	USD	3,001,202	CITI	08/04/21	(2,286)

HKD	885,000	USD	113,935	HSBC	08/04/21	(52)

HKD	9,197,000	USD	1,184,474	JPM	08/04/21	(993)

HKD	2,022,000	USD	260,324	UBS	08/04/21	(130)

ILS	30,666,000	USD	9,503,863	BOA	08/04/21	(17,058)

JPY	43,397,000	USD	396,418	CITI	08/04/21	(836)

NOK	2,114,000	USD	246,040	JPM	08/04/21	(6,757)

NOK	469,000	USD	53,688	SSB	08/04/21	(602)

NZD	9,631,000	USD	6,722,005	BNP	08/04/21	(12,101)

NZD	132,000	USD	92,805	JPM	08/04/21	(841)

NZD	29,000	USD	20,334	UBS	08/04/21	(130)

SEK	929,811,000	USD	108,077,824	JPM	08/04/21	(64,959)

SGD	38,974,000	USD	28,782,153	CITI	08/04/21	(18,053)

SGD	885,000	USD	657,603	JPM	08/04/21	(4,443)

SGD	308,000	USD	228,893	SSB	08/04/21	(1,579)

SGD	122,000	USD	90,429	UBS	08/04/21	(389)

USD	475,801	AUD	649,000	UBS	08/04/21	(467)

USD	283,134,795	CHF	261,493,000	MS	08/04/21	(5,543,902)

USD	1,139,151	DKK	7,151,000	HSBC	08/04/21	(1,197)

USD	177,704	DKK	1,117,000	SSB	08/04/21	(420)

USD	223,336	DKK	1,401,000	TNTC	08/04/21	(77)

USD	2,181,420	EUR	1,851,000	MS	08/04/21	(14,370)

USD	10,038,129	EUR	8,465,000	SSB	08/04/21	(3,666)

USD	5,144,388	EUR	4,344,000	UBS	08/04/21	(8,779)

USD	400,226,211	GBP	289,689,000	BOA	08/04/21	(2,442,584)

USD	751,140	GBP	541,000	CBA	08/04/21	(852)

USD	5,882,704	GBP	4,258,000	CITI	08/04/21	(35,932)

USD	759,637	GBP	549,000	JPM	08/04/21	(3,475)

USD	940,592	GBP	690,000	MS	08/04/21	(18,511)

USD	999,116	GBP	724,000	RBS	08/04/21	(7,246)

USD	4,592,310	GBP	3,325,000	SSB	08/04/21	(29,452)

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI EAFE ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,238,507	GBP	900,000	UBS	08/04/21	$(12,496)

USD	207,656	HKD	1,614,000	UBS	08/04/21	(36)

USD	28,746	ILS	94,000	BNP	08/04/21	(334)

USD	9,471,815	ILS	30,857,000	BOA	08/04/21	(74,077)

USD	52,042	ILS	170,000	SSB	08/04/21	(549)

USD	56,906	ILS	186,000	TDB	08/04/21	(635)

USD	22,482	ILS	74,000	UBS	08/04/21	(410)

USD	1,562,460	JPY	171,607,000	BNY	08/04/21	(1,809)

USD	1,204,483	JPY	133,690,000	BOA	08/04/21	(14,156)

USD	646,885,941	JPY	71,778,464,000	CITI	08/04/21	(7,404,572)

USD	11,284,142	JPY	1,252,098,000	MS	08/04/21	(129,251)

USD	3,586,387	JPY	398,549,000	RBS	08/04/21	(46,553)

USD	1,176,169	JPY	129,775,000	SSB	08/04/21	(6,784)

USD	2,000,414	JPY	222,135,000	UBS	08/04/21	(24,439)

USD	40,322	NOK	363,000	MS	08/04/21	(766)

USD	15,913	NZD	23,000	HSBC	08/04/21	(111)

USD	20,200	NZD	29,000	UBS	08/04/21	(4)

USD	255,077	SEK	2,219,000	RBS	08/04/21	(2,697)

USD	69,544	SGD	95,000	SSB	08/04/21	(569)

HKD	23,225,000	USD	2,988,855	BNP	09/03/21	(25)

ILS	366,000	USD	113,275	TDB	09/03/21	(33)

NOK	86,000	USD	9,736	SSB	09/03/21	(1)

NZD	29,000	USD	20,239	MS	09/03/21	(37)

USD	285,361,623	CHF	258,432,000	MS	09/03/21	(154,430)

USD	3,366,689	DKK	21,108,000	CITI	09/03/21	(1,086)

USD	73,076,604	DKK	458,164,000	UBS	09/03/21	(23,319)

USD	7,052,219	EUR	5,944,000	MS	09/03/21	(3,068)

USD	945,992,777	EUR	797,309,000	UBS	09/03/21	(380,692)

USD	323,733	GBP	233,000	CITI	09/03/21	(160)

USD	863,874	HKD	6,715,000	TDB	09/03/21	(281)

USD	663,472,562	JPY	72,800,124,000	UBS	09/03/21	(277,657)

USD	17,413,335	NOK	153,827,000	BNP	09/03/21	(201)

USD	2,490	NOK	22,000	CITI	09/03/21	—

USD	11,841	NZD	17,000	SSB	09/03/21	(2)

USD	177,085	SGD	240,000	SSB	09/03/21	(37)

						(17,323,529)

	Net unrealized depreciation					$(9,060,697)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$8,262,832

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI EAFE ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Foreign Currency Exchange Contracts

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$17,323,529

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(77,134,474)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$82,063,879

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,613,066,377
Average amounts sold — in USD	$5,031,566,292

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$8,262,832	$17,323,529

Total derivative assets3 and liabilities in the Statement of Assets and Liabilities	8,262,832	17,323,529
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	8,262,832	17,323,529

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$4,593,422	$(2,547,875)	$—	$2,045,547
BNP Paribas SA	120,888	(115,849)	—	5,039
Citibank N.A.	733,893	(733,893)	—	—

Commonwealth Bank of Australia	15,036	(852)	—	14,184
HSBC Bank PLC	3,910	(1,360)	—	2,550

JPMorgan Chase Bank N.A.	952,253	(162,359)	—	789,894
Morgan Stanley & Co. International PLC	732,373	(732,373)	—	—
Royal Bank of Scotland PLC	30	(30)	—	—
State Street Bank and Trust Co.	416,132	(43,661)	—	372,471
The Northern Trust Company	464	(77)	—	387
Toronto Dominion Bank	300	(300)	—	—
UBS AG	694,131	(694,131)	—	—

	$8,262,832	$(5,032,760)	$—	$3,230,072

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI EAFE ETF

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(e)

Bank of America N.A.	$2,547,875	$(2,547,875)	$—	$—
Bank of New York	1,809	—	—	1,809
BNP Paribas SA	115,849	(115,849)	—	—
Citibank N.A.	7,462,925	(733,893)	—	6,729,032
Commonwealth Bank of Australia	852	(852)	—	—
HSBC Bank PLC	1,360	(1,360)	—	—
JPMorgan Chase Bank N.A.	162,359	(162,359)	—	—
Morgan Stanley & Co. International PLC	6,188,771	(732,373)	(5,420,000)	36,398
Royal Bank of Scotland PLC	56,496	(30)	—	56,466
State Street Bank and Trust Co.	43,661	(43,661)	—	—
The Northern Trust Company	77	(77)	—	—
Toronto Dominion Bank	949	(300)	—	649
UBS AG	740,546	(694,131)	—	46,415

	$17,323,529	$(5,032,760)	$(5,420,000)	$6,870,769

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$2,837,556,835	$—	$—	$2,837,556,835

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$8,262,832	$—	$8,262,832
Liabilities
Forward Foreign Currency Exchange Contracts	—	(17,323,529)	—	(17,323,529)

	$—	$(9,060,697)	$—	$(9,060,697)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments July 31, 2021	iShares® Currency Hedged MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.9%
iShares MSCI EAFE Small-Cap ETF(a)	1,300,669	$98,122,469

Total Investment Companies — 99.9% (Cost: $82,832,190)		98,122,469

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	60,000	60,000

Total Short-Term Investments — 0.1% (Cost: $60,000)		60,000

Total Investments in Securities — 100.0% (Cost: $82,892,190)		98,182,469

Other Assets, Less Liabilities — (0.0)%		(4,584)

Net Assets — 100.0%		$98,177,885

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$60,000	(a)	$—	$—	$—	$60,000	60,000	$61	$—
iShares MSCI EAFE Small-Cap ETF	44,071,235	43,075,024		(7,801,850)	(3,082)	18,781,142	98,122,469	1,300,669	1,288,027	—

					$(3,082)	$18,781,142	$98,182,469		$1,288,088	$—

(a)	Represents net amount purchased (sold).

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CHF	4,569,000	USD	5,041,377	BNP	08/03/21	$2,504

CHF	41,000	USD	44,559	JPM	08/03/21	702

DKK	10,607,000	USD	1,690,924	BOA	08/03/21	512

EUR	16,976,000	USD	20,130,141	CITI	08/03/21	7,630

GBP	176,000	USD	243,385	JPM	08/03/21	1,255

HKD	16,320,000	USD	2,100,062	MS	08/03/21	14

ILS	59,000	USD	18,057	JPM	08/03/21	196

JPY	7,510,000	USD	67,616	BOA	08/03/21	840

JPY	27,036,000	USD	243,558	JPM	08/03/21	2,885

JPY	2,998,412,000	USD	27,320,383	UBS	08/03/21	11,207

NOK	20,584,000	USD	2,329,864	BNP	08/03/21	26

USD	1,609,436	DKK	10,086,000	JPM	08/03/21	1,081

USD	26,010	DKK	163,000	SSB	08/03/21	17

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Forward Foreign Currency Exchange Contracts (continued)

						Unrealized
						Appreciation
Currency Purchased		Currency Sold		Counterparty	Settlement Date	(Depreciation)

USD	19,532,638	EUR	16,460,000	SSB	08/03/21	$6,971

USD	2,026,184	HKD	15,734,000	BOA	08/03/21	1,516

USD	61,162	HKD	475,000	CITI	08/03/21	38

USD	10,947	HKD	85,000	JPM	08/03/21	9

USD	22,520	HKD	175,000	SSB	08/03/21	1

USD	2,310,713	NOK	19,881,000	CITI	08/03/21	60,395

USD	23,567	NOK	203,000	JPM	08/03/21	590

USD	42,809	NOK	373,000	SSB	08/03/21	589

USD	825,138	NZD	1,181,000	BOA	08/03/21	2,335

USD	18,865	NZD	27,000	CITI	08/03/21	54

USD	26,593	NZD	38,000	JPM	08/03/21	118

USD	18,856	NZD	27,000	SSB	08/03/21	45

USD	155,284	SEK	1,329,000	DB	08/03/21	900

USD	6,861,599	SEK	58,664,000	JPM	08/03/21	46,860

USD	14,737	SEK	126,000	SSB	08/03/21	100

USD	6,651	SGD	9,000	BOA	08/03/21	8

USD	1,635,784	SGD	2,199,000	CITI	08/03/21	12,846

USD	19,271	SGD	26,000	SSB	08/03/21	82

USD	8,728,358	AUD	11,628,000	MS	08/05/21	195,098

CHF	4,000	USD	4,417	BOA	09/03/21	2

DKK	87,000	USD	13,875	SSB	09/03/21	6

EUR	79,000	USD	93,724	BOA	09/03/21	46

GBP	82,000	USD	113,932	SSB	09/03/21	56

JPY	20,128,000	USD	183,427	JPM	09/03/21	89

SEK	223,000	USD	25,909	BOA	09/03/21	2

SGD	7,000	USD	5,165	DB	09/03/21	1

USD	8,619,710	AUD	11,725,000	MS	09/03/21	14,066

USD	17,180,363	GBP	12,356,000	BNP	09/03/21	4,277

USD	354,561	GBP	255,000	MS	09/03/21	86

USD	2,101,495	HKD	16,320,000	MS	09/03/21	1,271

USD	2,024,673	ILS	6,532,000	BOA	09/03/21	3,633

USD	3,095	ILS	10,000	SSB	09/03/21	1

USD	880,047	NZD	1,261,000	BNP	09/03/21	1,596

USD	4,187	NZD	6,000	MS	09/03/21	8

USD	621,701	SEK	5,348,000	CITI	09/03/21	293

USD	7,148,433	SEK	61,491,000	JPM	09/03/21	3,518

USD	32,492	SGD	44,000	BNP	09/03/21	20

USD	1,660,812	SGD	2,249,000	CITI	09/03/21	1,033

						387,428

DKK	98,000	USD	15,645	JPM	08/03/21	(17)

EUR	35,000	USD	41,534	CITI	08/03/21	(15)

EUR	154,000	USD	182,816	JPM	08/03/21	(134)

GBP	12,356,000	USD	17,179,165	BNP	08/03/21	(4,314)

HKD	149,000	USD	19,190	JPM	08/03/21	(16)

ILS	6,532,000	USD	2,024,359	BOA	08/03/21	(3,632)

NOK	186,000	USD	21,648	JPM	08/03/21	(595)

NZD	1,261,000	USD	880,115	BNP	08/03/21	(1,576)

NZD	12,000	USD	8,437	JPM	08/03/21	(76)

SEK	62,048,000	USD	7,211,935	JPM	08/03/21	(4,091)

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Forward Foreign Currency Exchange Contracts (continued)

						Unrealized
						Appreciation
Currency Purchased		Currency Sold		Counterparty	Settlement Date	(Depreciation)

SGD	2,249,000	USD	1,660,882	CITI	08/03/21	$(1,042)

SGD	20,000	USD	14,850	JPM	08/03/21	(90)

USD	73,725	CHF	68,000	BOA	08/03/21	(1,342)

USD	4,799,846	CHF	4,433,000	CITI	08/03/21	(93,901)

USD	43,235	CHF	40,000	DB	08/03/21	(922)

USD	75,067	CHF	69,000	JPM	08/03/21	(1,105)

USD	40,248	DKK	253,000	BBP	08/03/21	(96)

USD	6,526	DKK	41,000	BNP	08/03/21	(12)

USD	19,151	DKK	121,000	BOA	08/03/21	(144)

USD	6,490	DKK	41,000	SSB	08/03/21	(48)

USD	75,770	EUR	64,000	BNP	08/03/21	(150)

USD	224,848	EUR	191,000	BOA	08/03/21	(1,726)

USD	231,237	EUR	195,000	DB	08/03/21	(81)

USD	75,347	EUR	64,000	JPM	08/03/21	(573)

USD	225,370	EUR	191,000	UBS	08/03/21	(1,204)

USD	16,665,879	GBP	12,063,000	BOA	08/03/21	(101,702)

USD	445,048	GBP	323,000	JPM	08/03/21	(3,922)

USD	201,780	GBP	146,000	SSB	08/03/21	(1,160)

USD	1,976,943	ILS	6,441,000	BOA	08/03/21	(15,632)

USD	16,269	ILS	53,000	JPM	08/03/21	(127)

USD	29,663	ILS	97,000	SSB	08/03/21	(345)

USD	102,802	JPY	11,303,000	BOA	08/03/21	(229)

USD	25,758,335	JPY	2,858,168,000	CITI	08/03/21	(294,881)

USD	403,572	JPY	44,501,000	JPM	08/03/21	(2,070)

USD	769,175	JPY	85,349,000	MS	08/03/21	(8,811)

USD	304,142	JPY	33,637,000	SSB	08/03/21	(2,471)

USD	26,556	NOK	235,000	BBP	08/03/21	(44)

USD	8,793	NOK	78,000	JPM	08/03/21	(35)

USD	194,778	SEK	1,686,000	JPM	08/03/21	(1,077)

USD	28,201	SEK	243,000	SSB	08/03/21	(28)

USD	25,739	SGD	35,000	SSB	08/03/21	(92)

AUD	11,628,000	USD	8,549,061	MS	08/05/21	(15,802)

HKD	1,320,000	USD	169,873	BNP	09/03/21	(1)

ILS	127,000	USD	39,366	CITI	09/03/21	(72)

NOK	132,000	USD	14,944	JPM	09/03/21	(1)

USD	30,825	AUD	42,000	MS	09/03/21	(2)

USD	5,045,307	CHF	4,569,000	BNP	09/03/21	(2,531)

USD	171,159	CHF	155,000	CITI	09/03/21	(85)

USD	1,691,801	DKK	10,607,000	BOA	09/03/21	(543)

USD	68,584	DKK	430,000	CITI	09/03/21	(22)

USD	20,142,075	EUR	16,976,000	CITI	09/03/21	(7,749)

USD	387,967	EUR	327,000	MS	09/03/21	(169)

USD	41,939	HKD	326,000	CITI	09/03/21	(14)

USD	45,058	JPY	4,944,000	MS	09/03/21	(19)

USD	27,326,383	JPY	2,998,412,000	UBS	09/03/21	(11,436)

USD	2,330,125	NOK	20,584,000	BNP	09/03/21	(27)

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Forward Foreign Currency Exchange Contracts (continued)

						Unrealized
						Appreciation
Currency Purchased		Currency Sold		Counterparty	Settlement Date	(Depreciation)

USD	29,319	NOK	259,000	CITI	09/03/21	$—

						(588,001)

Net unrealized depreciation						$(200,573)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$387,428

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$588,001

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(1,267,452)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$1,611,156

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$71,221,920
Average amounts sold — in USD	$138,709,348

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$387,428	$588,001

Total derivative assets and liabilities in the Statement of Assets and Liabilities	387,428	588,001
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	387,428	588,001

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Assets	(b)

Bank of America N.A.	$8,894	$(8,894)	$—
BNP Paribas SA	8,423	(8,423)	—
Citibank N.A.	82,289	(82,289)	—
Deutsche Bank Securities Inc.	901	(901)	—
JPMorgan Chase Bank N.A.	57,303	(13,929)	43,374
Morgan Stanley & Co. International PLC	210,543	(24,803)	185,740
State Street Bank and Trust Co.	7,868	(4,144)	3,724
UBS AG	11,207	(11,207)	—

	$387,428	$(154,590)	$232,838

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Liabilities	(c)

Bank of America N.A.	$124,950	$(8,894)	$116,056
Barclays Bank PLC	140	—	140
BNP Paribas SA	8,611	(8,423)	188
Citibank N.A.	397,781	(82,289)	315,492
Deutsche Bank Securities Inc.	1,003	(901)	102
JPMorgan Chase Bank N.A.	13,929	(13,929)	—
Morgan Stanley & Co. International PLC	24,803	(24,803)	—
State Street Bank and Trust Co.	4,144	(4,144)	—
UBS AG	12,640	(11,207)	1,433

	$588,001	$(154,590)	$433,411

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Currency Hedged MSCI EAFE Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$98,122,469	$—	$—	$98,122,469
Money Market Funds	60,000	—	—	60,000

	$98,182,469	$—	$—	$98,182,469

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$387,428	$—	$387,428
Liabilities
Forward Foreign Currency Exchange Contracts	—	(588,001)	—	(588,001)

	$—	$(200,573)	$—	$(200,573)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.0%
Globant SA(a)	6,725	$1,608,351

Australia — 5.2%
Afterpay Ltd.(a)	35,075	2,493,213
AGL Energy Ltd.	85,158	450,966
Ampol Ltd.	42,812	891,268
APA Group	185,717	1,303,173
Aristocrat Leisure Ltd.	88,865	2,723,285
ASX Ltd.	31,210	1,768,033
Aurizon Holdings Ltd.	267,249	758,427
AusNet Services Ltd.	281,800	376,874
Australia & New Zealand Banking Group Ltd.	451,079	9,183,326
BHP Group Ltd.	465,948	18,301,881
BHP Group PLC	336,884	10,907,069
BlueScope Steel Ltd.	91,888	1,629,479
Brambles Ltd.	216,096	1,850,143
Cochlear Ltd.	10,612	1,919,911
Coles Group Ltd.	209,144	2,691,587
Commonwealth Bank of Australia	285,528	20,931,505
Computershare Ltd.	99,721	1,146,561
Crown Resorts Ltd.(a)	71,197	451,700
CSL Ltd.	72,577	15,450,960
Dexus/AU	166,806	1,260,061
Domino’s Pizza Enterprises Ltd.	6,650	572,167
Endeavour Group Ltd./Australia(a)	200,240	974,253
Evolution Mining Ltd.	250,882	763,001
Fortescue Metals Group Ltd.	266,861	4,876,245
Glencore PLC	1,607,241	7,218,360
Goodman Group	265,876	4,422,093
GPT Group (The)	303,894	1,041,963
Insurance Australia Group Ltd.	395,796	1,411,469
James Hardie Industries PLC	73,152	2,468,042
Lendlease Corp. Ltd.	107,291	963,022
Macquarie Group Ltd.	55,043	6,355,729
Magellan Financial Group Ltd.	19,834	715,593
Medibank Pvt Ltd.	458,373	1,117,918
Mirvac Group	661,415	1,388,245
National Australia Bank Ltd.	518,417	9,886,078
Newcrest Mining Ltd.	131,313	2,537,958
Northern Star Resources Ltd.	165,884	1,236,030
Oil Search Ltd.	306,434	856,479
Orica Ltd.	75,924	692,483
Origin Energy Ltd.	263,786	796,960
Qantas Airways Ltd.(a)	162,264	546,996
QBE Insurance Group Ltd.	237,302	1,901,715
Ramsay Health Care Ltd.	27,198	1,286,297
REA Group Ltd.	7,954	947,511
Reece Ltd.	43,080	747,341
Rio Tinto Ltd.	55,412	5,430,928
Rio Tinto PLC	181,470	15,414,135
Santos Ltd.	292,326	1,379,452
Scentre Group	815,722	1,557,410
Seek Ltd.	59,421	1,285,391
Sonic Healthcare Ltd.	74,315	2,195,740
South32 Ltd.	812,437	1,780,286
Stockland	409,700	1,325,018
Suncorp Group Ltd.	199,658	1,695,667
Sydney Airport(a)	200,339	1,152,785
Tabcorp Holdings Ltd.	352,248	1,285,743

Security	Shares	Value

Australia (continued)
Telstra Corp. Ltd.	617,345	$1,719,567
Transurban Group	430,486	4,540,675
Treasury Wine Estates Ltd.	121,461	1,065,421
Vicinity Centres	575,891	658,064
Washington H Soul Pattinson & Co. Ltd.	21,565	519,197
Wesfarmers Ltd.	177,191	7,988,947
Westpac Banking Corp.	568,758	10,216,284
WiseTech Global Ltd.	24,124	547,194
Woodside Petroleum Ltd.	144,853	2,326,913
Woolworths Group Ltd.	200,240	5,728,109

		222,026,296

Austria — 0.1%
Erste Group Bank AG	42,015	1,628,105
OMV AG	25,032	1,351,572
Raiffeisen Bank International AG	29,864	706,126
Verbund AG	10,529	971,192
voestalpine AG	19,886	877,284

		5,534,279

Belgium — 0.5%
Ageas SA/NV	28,910	1,526,612
Anheuser-Busch InBev SA/NV	121,803	7,687,243
Elia Group SA/NV(b)	5,002	591,191
Etablissements Franz Colruyt NV	7,999	454,804
Groupe Bruxelles Lambert SA	17,227	2,004,348
KBC Group NV	38,836	3,127,178
Proximus SADP	23,952	492,220
Sofina SA	1,852	868,372
Solvay SA	11,646	1,555,399
UCB SA	20,286	2,194,079
Umicore SA	31,812	1,974,467

		22,475,913

Brazil — 1.1%
Ambev SA	748,260	2,390,639
Americanas SA, NVS(a)	63,719	600,698
Atacadao SA	77,155	281,318
B3 SA - Brasil, Bolsa, Balcao	1,028,053	3,010,187
Banco Bradesco SA	164,197	651,019
Banco BTG Pactual SA	170,448	957,578
Banco do Brasil SA	139,380	846,463
Banco Inter SA	57,950	789,764
Banco Santander Brasil SA	50,574	393,658
BB Seguridade Participacoes SA	113,760	466,769
BRF SA(a)	88,194	433,837
CCR SA	215,530	537,971
Cia. de Saneamento Basico do Estado de Sao Paulo	58,455	397,987
Cia. Siderurgica Nacional SA	114,165	1,024,761
Cosan SA	166,639	817,477
Energisa SA	22,565	185,216
Engie Brasil Energia SA	49,205	358,344
Equatorial Energia SA	154,292	716,914
Hapvida Participacoes e Investimentos SA(c)	187,875	513,313
Hypera SA	74,763	511,746
JBS SA	159,105	979,084
Klabin SA(a)	116,910	549,056
Localiza Rent a Car SA	101,450	1,210,602
Lojas Renner SA	140,030	1,110,400
Magazine Luiza SA	482,497	1,908,403
Natura & Co. Holding SA(a)	147,301	1,520,171

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Notre Dame Intermedica Participacoes SA	82,127	$1,261,491
Petrobras Distribuidora SA	136,771	743,959
Petroleo Brasileiro SA	638,684	3,372,305
Raia Drogasil SA	188,585	913,913
Rede D’Or Sao Luiz SA(c)	20,375	269,932
Rumo SA(a)	203,525	807,340
Suzano SA(a)	122,200	1,268,632
Telefonica Brasil SA	77,975	616,973
TIM SA	194,373	422,465
TOTVS SA	61,380	416,723
Ultrapar Participacoes SA	126,260	428,604
Vale SA	613,610	12,813,560
Via Varejo SA(a)	217,776	526,434
WEG SA	261,957	1,796,090

		48,821,796

Canada — 7.2%
Agnico Eagle Mines Ltd.	38,953	2,519,956
Air Canada(a)	26,958	539,765
Algonquin Power & Utilities Corp.	97,707	1,556,921
Alimentation Couche-Tard Inc., Class B	136,085	5,485,504
AltaGas Ltd.	44,389	939,655
Atco Ltd., Class I, NVS	11,768	425,218
B2Gold Corp.	165,685	694,560
Ballard Power Systems Inc.(a)	35,935	581,827
Bank of Montreal	101,855	10,085,082
Bank of Nova Scotia (The)	189,128	11,804,583
Barrick Gold Corp.	280,247	6,100,921
Bausch Health Cos Inc.(a)	49,861	1,458,742
BCE Inc.	21,416	1,068,912
BlackBerry Ltd.(a)	92,158	938,126
Brookfield Asset Management Inc., Class A	207,529	11,203,173
Brookfield Renewable Corp., Class A	21,207	899,887
CAE Inc.(a)	43,604	1,330,558
Cameco Corp.	67,705	1,204,211
Canadian Apartment Properties REIT	13,580	678,673
Canadian Imperial Bank of Commerce	70,240	8,167,455
Canadian National Railway Co.	111,030	12,064,145
Canadian Natural Resources Ltd.	190,378	6,282,352
Canadian Pacific Railway Ltd.	105,480	7,832,372
Canadian Tire Corp. Ltd., Class A, NVS	9,512	1,463,396
Canadian Utilities Ltd., Class A, NVS	21,313	624,391
Canopy Growth Corp.(a)	36,354	688,558
CCL Industries Inc., Class B, NVS	27,856	1,597,545
Cenovus Energy Inc.	205,375	1,713,653
CGI Inc.(a)	37,288	3,391,965
Constellation Software Inc.	3,278	5,250,764
Dollarama Inc.	46,860	2,206,657
Emera Inc.	36,536	1,704,096
Empire Co. Ltd., Class A, NVS	31,621	1,038,404
Enbridge Inc.	316,786	12,487,605
Fairfax Financial Holdings Ltd.	4,314	1,817,233
First Quantum Minerals Ltd.	96,941	2,076,197
FirstService Corp.	5,819	1,083,856
Fortis Inc.	76,304	3,460,468
Franco-Nevada Corp.	30,386	4,860,152
George Weston Ltd.	12,533	1,299,711
GFL Environmental Inc.	28,221	983,075
Gildan Activewear Inc.	32,106	1,106,828
Great-West Lifeco Inc.	51,838	1,559,794
Hydro One Ltd.(c)	52,007	1,283,918

Security	Shares	Value

Canada (continued)
iA Financial Corp. Inc.	15,696	$868,337
IGM Financial Inc.	12,983	458,193
Imperial Oil Ltd.	44,625	1,222,573
Intact Financial Corp.	22,392	3,051,170
Inter Pipeline Ltd.	65,629	1,051,032
Ivanhoe Mines Ltd., Class A(a)	92,654	687,701
Keyera Corp.	35,766	957,506
Kinross Gold Corp.	204,413	1,338,613
Kirkland Lake Gold Ltd.	43,981	1,880,720
Lightspeed POS Inc.(a)	14,272	1,222,089
Loblaw Companies Ltd.	26,807	1,813,490
Lundin Mining Corp.	117,260	1,068,649
Magna International Inc.	46,092	3,864,398
Manulife Financial Corp.	301,927	5,837,191
Metro Inc.	39,749	2,061,366
National Bank of Canada	53,901	4,125,526
Northland Power Inc.	29,964	1,051,478
Nutrien Ltd.	92,891	5,523,128
Nuvei Corp.(a)(c)	6,912	567,819
Onex Corp.	14,545	1,108,712
Open Text Corp.	45,611	2,369,023
Pan American Silver Corp.	34,535	969,671
Parkland Corp./Canada	24,251	771,888
Pembina Pipeline Corp.	90,441	2,989,569
Power Corp. of Canada	92,556	2,954,136
Quebecor Inc., Class B	21,312	557,569
Restaurant Brands International Inc.	43,645	2,977,767
RioCan REIT	25,585	463,262
Ritchie Bros Auctioneers Inc.	17,908	1,069,083
Rogers Communications Inc., Class B, NVS	59,058	3,014,438
Royal Bank of Canada	221,797	22,432,146
Saputo Inc.	40,712	1,174,761
Shaw Communications Inc., Class B, NVS	73,178	2,137,389
Shopify Inc., Class A(a)	17,660	26,512,648
Sun Life Financial Inc.	92,274	4,805,999
Suncor Energy Inc.	244,345	4,810,126
TC Energy Corp.	147,451	7,188,177
Teck Resources Ltd., Class B	77,131	1,760,733
TELUS Corp.	74,662	1,658,291
Thomson Reuters Corp.	28,784	3,050,052
TMX Group Ltd.	8,321	913,803
Toromont Industries Ltd.	11,375	961,259
Toronto-Dominion Bank (The)	285,605	18,989,207
West Fraser Timber Co. Ltd.	13,014	933,491
Wheaton Precious Metals Corp.	71,962	3,324,118
WSP Global Inc.	16,349	1,940,625
Yamana Gold Inc.	153,842	689,305

		306,739,091

Chile — 0.1%
Banco de Chile	3,860,918	353,589
Banco de Credito e Inversiones SA	13,430	553,917
Banco Santander Chile	10,275,593	507,087
Cencosud SA	227,404	412,446
Cencosud Shopping SA	63,784	98,246
Cia. Cervecerias Unidas SA	23,202	250,675
Colbun SA	2,231,726	326,428
Empresas CMPC SA	179,057	386,954
Empresas COPEC SA	68,374	590,142
Enel Americas SA	5,062,921	703,646
Enel Chile SA	6,677,917	346,618

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile (continued)
Falabella SA	129,974	$505,245

		5,034,993

China — 10.2%
21Vianet Group Inc., ADR(a)(b)	13,619	236,017
360 DigiTech Inc.(a)(b)	14,865	315,881
3SBio Inc.(a)(c)	271,000	225,802
51job Inc., ADR(a)	5,203	374,720
AAC Technologies Holdings Inc.	113,000	678,238
Agile Group Holdings Ltd.	146,000	159,732
Agora Inc., ADR(a)	6,754	213,291
Agricultural Bank of China Ltd., Class A	1,439,900	652,750
Agricultural Bank of China Ltd., Class H	3,922,000	1,307,882
Aier Eye Hospital Group Co. Ltd., Class A	62,394	568,973
Air China Ltd., Class H(a)(b)	280,000	178,545
Akeso Inc.(a)(c)	44,000	292,733
Alibaba Group Holding Ltd.(a)	2,405,964	58,760,258
Alibaba Health Information Technology Ltd.(a)	624,000	972,571
Alibaba Pictures Group Ltd.(a)	2,830,000	342,662
A-Living Smart City Services Co. Ltd.(c)	83,250	317,530
Aluminum Corp. of China Ltd., Class H(a)	766,000	467,224
Anhui Conch Cement Co. Ltd., Class A	67,198	368,564
Anhui Conch Cement Co. Ltd., Class H	198,500	949,406
Anhui Gujing Distillery Co. Ltd., Class B	25,000	338,488
ANTA Sports Products Ltd.	165,000	3,592,273
Autohome Inc., ADR	10,070	456,171
AviChina Industry & Technology Co. Ltd., Class H	403,000	302,119
Baidu Inc., ADR(a)	42,997	7,051,938
Bank of Beijing Co. Ltd., Class A	932,398	618,950
Bank of China Ltd., Class A	1,056,200	488,616
Bank of China Ltd., Class H	12,534,000	4,355,443
Bank of Communications Co. Ltd., Class A	920,000	609,354
Bank of Communications Co. Ltd., Class H	913,800	528,588
Bank of Ningbo Co. Ltd., Class A	99,998	501,817
Bank of Shanghai Co. Ltd., Class A	450,699	498,847
Baoshan Iron & Steel Co. Ltd., Class A	423,396	518,411
Baozun Inc., ADR(a)(b)	10,015	247,571
BeiGene Ltd., ADR(a)(b)	7,257	2,297,494
Beijing Capital International Airport Co. Ltd., Class H(a)	386,000	221,844
Beijing Enterprises Holdings Ltd.	41,500	129,087
Beijing Enterprises Water Group Ltd.(b)	810,000	297,331
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	1,380,700	1,027,966
Bilibili Inc., ADR(a)(b)	25,893	2,215,923
BOC Aviation Ltd.(c)	32,300	237,491
BOE Technology Group Co. Ltd., Class A	572,300	509,405
Bosideng International Holdings Ltd.	578,000	361,895
Brilliance China Automotive Holdings Ltd.	475,200	331,217
Brilliance China Automotive Holdings Ltd., NVS	5,280	36,802
Burning Rock Biotech Ltd., ADR(a)	6,338	144,380
BYD Co. Ltd., Class A	20,900	862,819
BYD Co. Ltd., Class H	122,500	3,786,283
BYD Electronic International Co. Ltd.(b)	109,000	553,737
CanSino Biologics Inc., Class H(a)(c)	13,600	576,935
CGN Power Co. Ltd., Class H(c)	949,000	205,133
Changchun High & New Technology Industry Group Inc., Class A	7,900	374,560
China Aoyuan Group Ltd.	203,000	129,823
China Cinda Asset Management Co. Ltd., Class H	640,000	108,710
China CITIC Bank Corp. Ltd., Class H	1,390,000	622,059

Security	Shares	Value

China (continued)
China Communications Services Corp. Ltd., Class H	534,000	$229,085
China Conch Venture Holdings Ltd.	262,000	955,215
China Construction Bank Corp., Class H	15,381,050	10,713,568
China East Education Holdings Ltd.(c)	128,000	149,688
China Education Group Holdings Ltd.	140,000	253,869
China Everbright Bank Co. Ltd., Class A	918,500	468,989
China Everbright Bank Co. Ltd., Class H	149,000	50,793
China Everbright Environment Group Ltd.	823,037	446,374
China Everbright Ltd.	244,000	268,184
China Evergrande Group(b)	288,000	194,855
China Feihe Ltd.(c)	547,000	1,051,613
China Galaxy Securities Co. Ltd., Class H	713,000	372,537
China Gas Holdings Ltd.	463,600	1,427,326
China Hongqiao Group Ltd.	409,000	542,269
China Huarong Asset Management Co. Ltd., Class H(c)(d)	778,000	76,587
China Huishan Dairy Holdings Co. Ltd.(a)(d)	930,700	1
China International Capital Corp. Ltd., Class H(c)	274,800	633,008
China Jinmao Holdings Group Ltd.	864,000	241,287
China Lesso Group Holdings Ltd.	228,000	476,088
China Life Insurance Co. Ltd., Class A	57,200	248,128
China Life Insurance Co. Ltd., Class H	1,076,000	1,793,417
China Literature Ltd.(a)(b)(c)	62,000	575,362
China Longyuan Power Group Corp. Ltd., Class H	506,000	947,569
China Medical System Holdings Ltd.	227,000	460,993
China Meidong Auto Holdings Ltd.	98,000	528,980
China Mengniu Dairy Co. Ltd.	455,000	2,470,383
China Merchants Bank Co. Ltd., Class A	245,200	1,767,597
China Merchants Bank Co. Ltd., Class H	611,593	4,652,726
China Merchants Port Holdings Co. Ltd.	240,000	334,411
China Merchants Securities Co. Ltd., Class A	152,060	390,460
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	295,877	428,970
China Minsheng Banking Corp. Ltd., Class A	827,995	510,067
China Minsheng Banking Corp. Ltd., Class H	767,740	312,324
China Molybdenum Co. Ltd., Class H	807,000	590,676
China National Building Material Co. Ltd., Class H	602,000	652,027
China Oilfield Services Ltd., Class H	314,000	228,245
China Overseas Land & Investment Ltd.	603,000	1,263,854
China Overseas Property Holdings Ltd.	215,000	201,518
China Pacific Insurance Group Co. Ltd., Class A	139,697	563,391
China Pacific Insurance Group Co. Ltd., Class H	385,600	1,085,858
China Petroleum & Chemical Corp., Class A	910,198	561,566
China Petroleum & Chemical Corp., Class H	3,457,000	1,580,784
China Power International Development Ltd.	750,000	171,702
China Railway Group Ltd., Class A	862,196	703,651
China Railway Group Ltd., Class H	222,000	102,930
China Renewable Energy Investment Ltd.(a)(d)	7,401	0	(e)
China Resources Beer Holdings Co. Ltd.	230,000	1,724,587
China Resources Cement Holdings Ltd.	380,000	313,933
China Resources Gas Group Ltd.	148,000	912,246
China Resources Land Ltd.	480,000	1,604,091
China Resources Mixc Lifestyle Services Ltd.(c)	51,000	308,976
China Resources Pharmaceutical Group Ltd.(c)	183,500	98,285
China Resources Power Holdings Co. Ltd.	254,000	437,882
China Shenhua Energy Co. Ltd., Class H	566,000	1,070,997
China Southern Airlines Co. Ltd., Class H(a)	194,000	102,027
China State Construction Engineering Corp. Ltd., Class A	1,029,798	711,316

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China State Construction International Holdings Ltd.	356,000	$221,769
China Taiping Insurance Holdings Co. Ltd.	274,000	384,903
China Tourism Group Duty Free Corp. Ltd., Class A	26,698	997,229
China Tower Corp. Ltd., Class H(c)	7,322,000	971,326
China Traditional Chinese Medicine Holdings Co. Ltd.	420,000	262,468
China Vanke Co. Ltd., Class A	186,800	597,691
China Vanke Co. Ltd., Class H	231,500	603,070
China Yangtze Power Co. Ltd., Class A	263,649	775,466
China Yuhua Education Corp. Ltd.(c)	272,000	168,356
Chindata Group Holdings Ltd., ADR(a)	13,444	167,781
Chongqing Rural Commercial Bank Co. Ltd., Class H	90,000	33,591
Chongqing Zhifei Biological Products Co. Ltd., Class A	18,300	448,789
CIFI Ever Sunshine Services Group Ltd.	116,000	231,829
CIFI Holdings Group Co. Ltd.	424,000	255,708
CITIC Ltd.	941,000	1,016,365
CITIC Securities Co. Ltd., Class A	212,400	743,289
CITIC Securities Co. Ltd., Class H	254,000	565,652
Contemporary Amperex Technology Co. Ltd., Class A	25,000	2,142,662
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(b)	738,749	1,114,411
COSCO SHIPPING Ports Ltd.	276,000	196,969
Country Garden Holdings Co. Ltd.	1,273,828	1,245,320
Country Garden Services Holdings Co. Ltd.	232,000	1,883,814
CSC Financial Co. Ltd., Class A	129,300	528,900
CSPC Pharmaceutical Group Ltd.	1,404,960	1,896,469
Dada Nexus Ltd., ADR(a)(b)	9,831	212,251
Dali Foods Group Co. Ltd.(c)	296,500	160,628
Daqo New Energy Corp., ADR(a)(b)	9,243	547,648
Dongfeng Motor Group Co. Ltd., Class H	448,000	397,416
DouYu International Holdings Ltd., ADR(a)(b)	18,423	74,245
East Money Information Co. Ltd., Class A	129,444	623,464
ENN Energy Holdings Ltd.	129,800	2,708,704
Eve Energy Co. Ltd., Class A	32,800	574,254
Far East Horizon Ltd.	274,000	292,294
Flat Glass Group Co. Ltd., Class H(b)	87,000	389,061
Focus Media Information Technology Co. Ltd., Class A	622,750	725,439
Foshan Haitian Flavouring & Food Co. Ltd., Class A	39,600	703,292
Fosun International Ltd.	418,500	554,019
Fuyao Glass Industry Group Co. Ltd., Class H(c)	123,600	786,902
Ganfeng Lithium Co. Ltd., Class H(c)	40,600	873,855
Gaotu Techedu Inc.(a)(b)	19,171	61,155
GDS Holdings Ltd., ADR(a)	14,270	841,359
Geely Automobile Holdings Ltd.	934,000	3,132,998
Genscript Biotech Corp.(a)	198,000	870,357
GF Securities Co. Ltd., Class H	242,200	344,131
GoerTek Inc., Class A	51,700	305,846
GOME Retail Holdings Ltd.(a)(b)	1,633,320	178,470
Great Wall Motor Co. Ltd., Class H	532,500	2,572,804
Greentown Service Group Co. Ltd.	260,000	282,712
Guangdong Investment Ltd.	494,000	691,245
Guangzhou Automobile Group Co. Ltd., Class H	464,028	402,209
Guangzhou R&F Properties Co. Ltd., Class H	262,800	230,610
Guotai Junan Securities Co. Ltd., Class A	349,800	879,275
Haidilao International Holding Ltd.(c)	158,000	592,652

Security	Shares	Value

China (continued)
Haier Smart Home Co. Ltd., Class A	219,800	$849,873
Haier Smart Home Co. Ltd., Class H	195,000	668,786
Haitian International Holdings Ltd.	113,000	413,690
Haitong Securities Co. Ltd., Class A	351,492	601,165
Haitong Securities Co. Ltd., Class H	565,200	465,806
Hangzhou Tigermed Consulting Co. Ltd., Class A	28,700	702,034
Hansoh Pharmaceutical Group Co. Ltd.(c)	192,000	688,070
Hello Group Inc., NVS	25,296	313,417
Henan Shuanghui Investment & Development Co. Ltd., Class A	76,000	302,352
Hengan International Group Co. Ltd.	106,000	628,756
Hengli Petrochemical Co. Ltd., Class A	95,900	434,131
HengTen Networks Group Ltd.(a)(b)	420,000	188,385
Hopson Development Holdings Ltd.	107,900	357,589
Hua Hong Semiconductor Ltd.(a)(b)(c)	90,000	570,335
Huaneng Power International Inc., Class H	878,000	298,258
Huatai Securities Co. Ltd., Class A	277,300	619,758
Huatai Securities Co. Ltd., Class H(c)	95,400	126,407
Huaxia Bank Co. Ltd., Class A	674,400	571,875
Huazhu Group Ltd., ADR(a)	27,803	1,250,579
HUYA Inc., ADR(a)	12,998	166,244
I-Mab, ADR(a)(b)	5,585	436,077
Industrial & Commercial Bank of China Ltd., Class A	1,021,010	724,930
Industrial & Commercial Bank of China Ltd., Class H	8,767,285	4,868,412
Industrial Bank Co. Ltd., Class A	300,342	822,194
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	95,999	496,746
Innovent Biologics Inc.(a)(c)	154,000	1,576,846
iQIYI Inc., ADR(a)(b)	44,868	500,727
JD Health International Inc.(a)(b)(c)	44,650	480,335
JD.com Inc., ADR(a)	138,634	9,826,378
Jiangsu Expressway Co. Ltd., Class H	88,000	94,023
Jiangsu Hengli Hydraulic Co. Ltd., Class A	25,300	384,133
Jiangsu Hengrui Medicine Co. Ltd., Class A	79,456	670,494
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	38,000	960,919
Jiangxi Copper Co. Ltd., Class H	226,000	474,490
Jinxin Fertility Group Ltd.(c)	206,000	387,154
Jiumaojiu International Holdings Ltd.(c)	134,000	399,899
JOYY Inc., ADR	9,696	518,251
Kaisa Group Holdings Ltd.	408,000	110,827
KE Holdings Inc., ADR(a)	54,986	1,209,142
Kingboard Holdings Ltd.	115,000	602,494
Kingboard Laminates Holdings Ltd.	202,500	406,202
Kingdee International Software Group Co. Ltd.(a)	413,000	1,289,875
Kingsoft Cloud Holdings Ltd., ADR(a)(b)	8,650	250,850
Kingsoft Corp. Ltd.	155,000	725,281
Kuaishou Technology(a)(c)	41,300	586,075
Kunlun Energy Co. Ltd.	664,000	574,060
Kweichow Moutai Co. Ltd., Class A	12,800	3,329,471
KWG Group Holdings Ltd.	191,500	210,169
Lee & Man Paper Manufacturing Ltd.	241,000	179,956
Lenovo Group Ltd.	1,238,000	1,154,413
Lens Technology Co. Ltd., Class A	113,925	448,683
Li Auto Inc., ADR(a)	75,485	2,520,444
Li Ning Co. Ltd.	354,000	3,738,705
Logan Group Co. Ltd.	182,000	193,937
Longfor Group Holdings Ltd.(c)	288,000	1,338,683

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
LONGi Green Energy Technology Co. Ltd., Class A	66,440	$886,929
Lufax Holding Ltd., ADR(a)(b)	22,367	167,753
Luxshare Precision Industry Co. Ltd., Class A	114,088	654,808
Luzhou Laojiao Co. Ltd., Class A	16,300	433,072
Mango Excellent Media Co. Ltd., Class A	31,800	271,465
Meituan, Class B(a)(c)	575,600	15,927,665
Microport Scientific Corp.	116,000	877,426
Midea Group Co. Ltd., Class A	101,500	999,896
Ming Yuan Cloud Group Holdings Ltd.	74,000	276,718
Minth Group Ltd.	120,000	507,484
MMG Ltd.(a)	440,000	224,374
Muyuan Foods Co. Ltd., Class A	76,058	498,006
NARI Technology Co. Ltd., Class A	129,420	629,504
NetEase Inc., ADR	66,630	6,810,252
New China Life Insurance Co. Ltd., Class A	46,000	288,602
New China Life Insurance Co. Ltd., Class H	108,600	297,151
New Hope Liuhe Co. Ltd., Class A(a)	150,007	265,115
New Oriental Education & Technology Group Inc., ADR(a)	242,414	526,038
Nine Dragons Paper Holdings Ltd.	299,000	377,275
NIO Inc., ADR(a)	206,290	9,217,037
Noah Holdings Ltd., ADR(a)(b)	5,848	225,733
Nongfu Spring Co. Ltd., Class H(c)	59,600	307,729
OneConnect Financial Technology Co. Ltd.(a)	16,957	134,469
People’s Insurance Co. Group of China Ltd. (The), Class H	1,021,000	316,846
PetroChina Co. Ltd., Class A	207,100	149,841
PetroChina Co. Ltd., Class H	3,506,000	1,464,603
Pharmaron Beijing Co. Ltd., Class H(c)	38,000	833,355
PICC Property & Casualty Co. Ltd., Class H	1,148,285	927,603
Pinduoduo Inc., ADR(a)	69,506	6,367,445
Ping An Bank Co. Ltd., Class A	256,600	702,592
Ping An Healthcare and Technology Co. Ltd.(a)(c)	81,500	762,555
Ping An Insurance Group Co. of China Ltd., Class A	137,506	1,143,867
Ping An Insurance Group Co. of China Ltd., Class H	938,500	8,212,663
Poly Developments and Holdings Group Co. Ltd., Class A(a)	225,500	349,697
Poly Property Services Co. Ltd., Class H(b)	44,200	249,817
Postal Savings Bank of China Co. Ltd., Class H(c)	1,517,000	979,882
Powerlong Real Estate Holdings Ltd.	175,000	118,400
RLX Technology Inc., ADR(a)	20,814	90,749
Rongsheng Petrochemical Co. Ltd., Class A	137,850	397,976
SAIC Motor Corp. Ltd., Class A	126,900	360,865
Sany Heavy Equipment International Holdings Co. Ltd.	190,000	208,559
Sany Heavy Industry Co. Ltd., Class A	121,727	469,142
Seazen Group Ltd.	344,000	256,065
SF Holding Co. Ltd., Class A	76,000	696,802
Shandong Gold Mining Co. Ltd., Class A	156,200	424,449
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	416,000	746,395
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	101,500	930,215
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	321,712	303,672
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	134,100	286,196

Security	Shares	Value

China (continued)
Shanghai Pudong Development Bank Co. Ltd., Class A	482,500	$674,782
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	19,180	851,676
Shenwan Hongyuan Group Co. Ltd., Class A	727,106	482,912
Shenzhen Inovance Technology Co. Ltd., Class A	41,300	498,927
Shenzhen International Holdings Ltd.	117,500	154,880
Shenzhen Investment Ltd.	568,000	159,622
Shenzhen Kangtai Biological Products Co. Ltd., Class A	14,400	283,648
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	14,300	866,428
Shenzhou International Group Holdings Ltd.	133,000	2,951,706
Shimao Group Holdings Ltd.	200,500	395,766
Shimao Services Holdings Ltd.(c)	91,000	210,129
Silergy Corp.	12,000	1,628,217
Sinopharm Group Co. Ltd., Class H	234,400	614,647
Sinotruk Hong Kong Ltd.	117,000	200,565
Smoore International Holdings Ltd.(c)	183,000	789,031
SSY Group Ltd.	306,000	196,466
Sun Art Retail Group Ltd.(a)	445,500	277,344
Sunac China Holdings Ltd.(a)	393,000	1,019,737
Sunac Services Holdings Ltd.(a)(c)	93,000	252,277
Suning.com Co. Ltd., Class A(a)	326,794	298,594
Sunny Optical Technology Group Co. Ltd.	115,200	3,497,647
TAL Education Group, ADR(a)	63,965	388,268
Tencent Holdings Ltd.	910,200	54,892,476
Tencent Music Entertainment Group, ADR(a)	101,463	1,072,464
Tingyi Cayman Islands Holding Corp.	310,000	558,905
Tongcheng-Elong Holdings Ltd.(a)	164,000	369,078
Tongwei Co. Ltd., Class A	64,100	429,833
Topsports International Holdings Ltd.(c)	278,000	387,962
TravelSky Technology Ltd., Class H	142,000	241,227
Trip.com Group Ltd., ADR(a)	78,733	2,041,547
Tsingtao Brewery Co. Ltd., Class H	90,000	711,337
Uni-President China Holdings Ltd.	192,000	193,048
Up Fintech Holding Ltd., ADR(a)(b)	14,485	231,036
Venus MedTech Hangzhou Inc., Class H(a)(c)	39,500	249,659
Vinda International Holdings Ltd.(b)	58,000	163,828
Vipshop Holdings Ltd., ADR(a)	72,057	1,198,308
Wanhua Chemical Group Co. Ltd., Class A	43,231	763,548
Want Want China Holdings Ltd.	812,000	548,105
Weibo Corp., ADR(a)	9,685	546,234
Weichai Power Co. Ltd., Class H	383,000	839,453
Weimob Inc.(a)(c)	270,000	366,315
Wens Foodstuffs Group Co. Ltd., Class A	211,960	412,868
Wharf Holdings Ltd. (The)	243,000	824,536
Will Semiconductor Co. Ltd. Shanghai, Class A	11,500	539,385
Wingtech Technology Co. Ltd., Class A	38,000	644,317
Wuliangye Yibin Co. Ltd., Class A	40,900	1,401,692
WuXi AppTec Co. Ltd., Class A	36,714	855,086
WuXi AppTec Co. Ltd., Class H(c)	41,736	925,090
Wuxi Biologics Cayman Inc., New(a)(c)	534,500	8,164,087
Xiaomi Corp., Class B(a)(c)	2,296,000	7,520,035
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	157,400	295,761
Xinyi Solar Holdings Ltd.(b)	760,000	1,530,845
XPeng Inc., ADR(a)	61,380	2,487,731
Yadea Group Holdings Ltd.(c)	210,000	361,394
Yanzhou Coal Mining Co. Ltd., Class H	318,000	472,743

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Yihai International Holding Ltd.(b)	76,000	$458,440
Yonyou Network Technology Co. Ltd., Class A	68,200	378,661
Yum China Holdings Inc.	65,912	4,099,067
Yunnan Baiyao Group Co. Ltd., Class A	24,599	377,380
Yunnan Energy New Material Co. Ltd., Class A	20,700	797,721
Zai Lab Ltd., ADR(a)	12,203	1,764,676
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	9,400	534,081
Zhaojin Mining Industry Co. Ltd., Class H	247,000	241,444
Zhejiang Expressway Co. Ltd., Class H	168,000	141,817
Zhenro Properties Group Ltd.	304,000	169,777
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	80,500	437,074
Zhongsheng Group Holdings Ltd.	89,000	820,245
Zhuzhou CRRC Times Electric Co. Ltd., Class H(a)	98,600	770,222
Zijin Mining Group Co. Ltd., Class A	334,200	532,475
Zijin Mining Group Co. Ltd., Class H	764,000	1,083,498
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	290,800	250,456
ZTE Corp., Class A	37,600	226,350
ZTE Corp., Class H	130,800	467,319
ZTO Express Cayman Inc., ADR	68,981	1,866,626

		435,562,714

Colombia — 0.0%
Bancolombia SA	35,968	251,349
Ecopetrol SA	919,783	624,494
Grupo de Inversiones Suramericana SA	8,304	37,045
Interconexion Electrica SA ESP	75,843	426,739

		1,339,627

Czech Republic — 0.0%
CEZ AS	32,614	904,718
Komercni Banka AS(a)	12,200	452,873
Moneta Money Bank AS(a)(c)	79,967	325,093

		1,682,684

Denmark — 1.7%
Ambu A/S, Class B	27,210	1,006,679
AP Moller - Maersk A/S, Class A	748	1,999,706
AP Moller - Maersk A/S, Class B, NVS	694	1,926,004
Carlsberg A/S, Class B	15,797	2,919,055
Chr Hansen Holding A/S	17,032	1,531,821
Coloplast A/S, Class B	18,942	3,463,801
Danske Bank A/S	101,830	1,784,674
Demant A/S(a)	20,415	1,247,714
DSV Panalpina A/S	33,107	8,070,323
Genmab A/S(a)	10,522	4,755,721
GN Store Nord A/S	20,852	1,827,331
Novo Nordisk A/S, Class B	274,370	25,398,780
Novozymes A/S, Class B	33,127	2,602,616
Orsted A/S(c)	30,611	4,540,228
Pandora A/S	16,304	2,109,037
Rockwool International A/S, Class B	1,338	709,978
Tryg A/S	50,112	1,238,506
Vestas Wind Systems A/S	160,660	5,924,263

		73,056,237

Egypt — 0.0%
Commercial International Bank Egypt SAE(a)	230,748	839,557
Eastern Co. SAE	149,094	111,737

		951,294

Security	Shares	Value

Finland — 0.8%
Elisa OYJ	21,517	$1,382,923
Fortum OYJ	71,113	1,959,182
Kesko OYJ, Class B	47,320	2,028,227
Kone OYJ, Class B	53,871	4,461,951
Neste OYJ	68,250	4,195,380
Nokia OYJ(a)	883,221	5,426,810
Nordea Bank Abp	520,025	6,089,705
Orion OYJ, Class B	19,256	819,641
Sampo OYJ, Class A	74,632	3,591,933
Stora Enso OYJ, Class R	90,662	1,795,260
UPM-Kymmene OYJ	82,690	3,379,158
Wartsila OYJ Abp	72,903	1,098,247

		36,228,417

France — 7.1%
Accor SA(a)	28,002	990,993
Aeroports de Paris(a)	4,821	584,385
Air Liquide SA	75,241	13,085,045
Airbus SE(a)	93,998	12,893,577
Alstom SA(a)	41,629	1,726,619
Amundi SA(c)	9,672	893,242
Arkema SA	11,076	1,409,802
Atos SE	16,593	793,522
AXA SA	292,178	7,566,541
BioMerieux	6,114	729,011
BNP Paribas SA	178,709	10,897,520
Bollore SA	138,667	774,916
Bouygues SA	31,117	1,199,294
Bureau Veritas SA	46,831	1,546,534
Capgemini SE	25,892	5,596,625
Carrefour SA	95,573	1,775,199
Cie. de Saint-Gobain	80,283	5,738,488
Cie. Generale des Etablissements Michelin SCA	27,381	4,472,476
CNP Assurances	31,873	541,783
Covivio	9,285	872,246
Credit Agricole SA	176,070	2,455,034
Danone SA	97,134	7,144,545
Dassault Aviation SA	449	534,603
Dassault Systemes SE	107,325	5,920,283
Edenred	41,248	2,396,341
Eiffage SA	12,672	1,291,843
Electricite de France SA	77,861	945,197
Engie SA	286,348	3,818,538
EssilorLuxottica SA	45,353	8,561,870
Eurazeo SE	6,301	610,323
Eurofins Scientific SE	21,576	2,580,755
Faurecia SE	18,816	839,805
Gecina SA	8,020	1,271,900
Getlink SE	72,480	1,161,027
Hermes International	5,027	7,685,156
Iliad SA	2,727	587,682
Ipsen SA	6,583	703,462
Kering SA	11,977	10,745,031
Klepierre SA	30,246	732,314
La Francaise des Jeux SAEM(c)	14,925	797,917
Legrand SA	43,237	4,872,631
L’Oreal SA	39,908	18,257,651
LVMH Moet Hennessy Louis Vuitton SE	43,727	35,010,766
Orange SA	291,626	3,245,544
Orpea SA	7,776	987,454
Pernod Ricard SA	33,730	7,444,430

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Publicis Groupe SA	35,023	$2,211,024
Remy Cointreau SA	3,745	822,668
Renault SA(a)	29,419	1,117,352
Safran SA	52,817	6,912,389
Sanofi	181,102	18,666,764
Sartorius Stedim Biotech	4,504	2,571,080
Schneider Electric SE	86,419	14,474,173
SCOR SE	26,341	735,615
SEB SA	3,672	610,133
Societe Generale SA	124,347	3,641,589
Sodexo SA(a)	14,226	1,212,133
Suez SA	57,466	1,340,486
Teleperformance	9,643	4,067,384
Thales SA	17,009	1,785,175
TotalEnergies SE	398,527	17,378,451
Ubisoft Entertainment SA(a)	14,188	899,431
Unibail-Rodamco-Westfield(a)	20,405	1,698,426
Valeo	38,443	1,111,611
Veolia Environnement SA	86,673	2,842,651
Vinci SA	81,276	8,605,049
Vivendi SE	120,340	4,065,860
Wendel SE	4,799	673,611
Worldline SA(a)(c)	38,709	3,623,163

		305,756,138

Germany — 5.4%
adidas AG	30,086	10,919,815
Allianz SE, Registered	64,229	15,964,975
Aroundtown SA	151,996	1,189,683
BASF SE	145,024	11,395,757
Bayer AG, Registered	156,032	9,296,229
Bayerische Motoren Werke AG	51,051	5,076,065
Bechtle AG	4,333	894,689
Beiersdorf AG	15,979	1,897,884
Brenntag SE	25,970	2,593,866
Carl Zeiss Meditec AG, Bearer	7,005	1,560,102
Commerzbank AG(a)	161,778	1,041,841
Continental AG(a)	17,299	2,349,984
Covestro AG(c)	28,149	1,813,392
Daimler AG, Registered	135,600	12,100,865
Delivery Hero SE(a)(c)	24,021	3,590,961
Deutsche Bank AG, Registered(a)	319,768	4,031,077
Deutsche Boerse AG	30,745	5,130,232
Deutsche Lufthansa AG, Registered(a)(b)	52,468	592,593
Deutsche Post AG, Registered	154,683	10,483,047
Deutsche Telekom AG, Registered	524,000	10,875,173
Deutsche Wohnen SE	55,441	3,461,299
E.ON SE	349,862	4,301,030
Evonik Industries AG	27,117	942,861
Fresenius Medical Care AG & Co. KGaA	32,945	2,596,764
Fresenius SE & Co. KGaA	66,008	3,469,378
GEA Group AG	26,201	1,161,761
Hannover Rueck SE	9,027	1,517,289
HeidelbergCement AG	23,029	2,040,777
HelloFresh SE(a)	25,373	2,378,449
Henkel AG & Co. KGaA	17,057	1,550,907
Infineon Technologies AG	207,619	7,933,979
KION Group AG	11,907	1,264,452
Knorr-Bremse AG	10,239	1,159,461
LANXESS AG	14,726	1,066,508
LEG Immobilien SE	10,679	1,687,781

Security	Shares	Value

Germany (continued)
Merck KGaA	20,933	$4,285,068
MTU Aero Engines AG	8,572	2,144,177
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	22,216	5,994,409
Nemetschek SE	9,952	878,242
Puma SE	15,374	1,885,919
Rational AG	832	905,983
RWE AG	103,487	3,679,549
SAP SE	165,412	23,738,480
Scout24 AG(c)	17,934	1,535,763
Siemens AG, Registered	121,165	18,905,740
Siemens Healthineers AG(c)	42,303	2,792,899
Symrise AG	20,788	3,065,168
TeamViewer AG(a)(c)	24,326	817,877
Telefonica Deutschland Holding AG	154,191	415,631
Uniper SE	23,745	927,075
United Internet AG, Registered(f)	18,441	763,223
Volkswagen AG	4,873	1,617,281
Vonovia SE	85,131	5,667,930
Zalando SE(a)(c)	31,803	3,533,705

		232,885,045

Greece — 0.0%
Eurobank Ergasias Services and Holdings SA, Class A(a)	216,818	204,356
Hellenic Telecommunications Organization SA	30,914	564,128
JUMBO SA	23,107	367,100
OPAP SA	39,345	568,331

		1,703,915

Hong Kong — 2.0%
AIA Group Ltd.	1,928,600	23,077,166
Bank of East Asia Ltd. (The)	210,000	346,002
BOC Hong Kong Holdings Ltd.	575,500	1,848,093
Budweiser Brewing Co. APAC Ltd.(c)	254,400	709,983
China Youzan Ltd.(a)	2,240,000	321,446
Chow Tai Fook Jewellery Group Ltd.	280,000	587,019
CK Asset Holdings Ltd.	411,060	2,796,727
CK Hutchison Holdings Ltd.	416,560	3,043,513
CK Infrastructure Holdings Ltd.	104,500	630,854
CLP Holdings Ltd.	260,000	2,680,969
ESR Cayman Ltd.(a)(c)	330,000	1,159,890
Futu Holdings Ltd., ADR(a)(b)	8,385	859,127
Galaxy Entertainment Group Ltd.(a)	346,000	2,344,855
Hang Lung Properties Ltd.	293,000	758,398
Hang Seng Bank Ltd.	125,900	2,411,168
Henderson Land Development Co. Ltd.	204,617	914,208
HK Electric Investments & HK Electric Investments Ltd., Class SS	472,000	478,703
HKT Trust & HKT Ltd., Class SS	560,000	761,196
Hong Kong & China Gas Co. Ltd.	1,827,748	2,972,536
Hong Kong Exchanges & Clearing Ltd.	179,100	11,446,225
Hongkong Land Holdings Ltd.	165,100	749,055
Hutchmed China Ltd., ADR(a)	13,449	565,530
Jardine Matheson Holdings Ltd.	35,700	2,123,994
Link REIT	334,400	3,195,643
Melco Resorts & Entertainment Ltd., ADR(a)	36,430	507,106
MTR Corp. Ltd.	248,500	1,473,269
New World Development Co. Ltd.	210,750	999,115
Perennial Energy Holdings Ltd.(b)	135,000	26,066
Power Assets Holdings Ltd.	224,500	1,451,435

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Sands China Ltd.(a)	361,600	$1,231,628
Sino Biopharmaceutical Ltd.	1,770,000	1,503,609
Sino Land Co. Ltd.	440,000	674,242
SJM Holdings Ltd.(a)	267,000	240,812
Sun Hung Kai Properties Ltd.	198,500	2,839,614
Swire Pacific Ltd., Class A	85,500	531,111
Swire Properties Ltd.	166,600	473,836
Techtronic Industries Co. Ltd.	227,500	4,056,844
WH Group Ltd.(c)	1,757,500	1,456,206
Wharf Real Estate Investment Co. Ltd.	258,000	1,457,153
Wynn Macau Ltd.(a)(b)	235,600	301,947
Xinyi Glass Holdings Ltd.	298,000	1,113,733
Yuexiu Property Co. Ltd.	91,200	84,922

		87,204,948

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC, Class A(a)	83,169	662,592
OTP Bank Nyrt(a)	34,659	1,869,017
Richter Gedeon Nyrt	16,628	456,201

		2,987,810

India — 3.2%
ACC Ltd.	16,253	523,737
Adani Enterprises Ltd.	43,460	830,162
Adani Green Energy Ltd.(a)	65,912	779,007
Adani Ports & Special Economic Zone Ltd.	93,367	848,424
Adani Total Gas Ltd.	36,150	433,591
Adani Transmission Ltd.(a)	35,429	424,480
Ambuja Cements Ltd.	125,566	695,148
Apollo Hospitals Enterprise Ltd.	17,535	951,753
Asian Paints Ltd.	64,052	2,548,523
Aurobindo Pharma Ltd.	54,091	667,168
Avenue Supermarts Ltd.(a)(c)	25,481	1,200,060
Axis Bank Ltd.(a)	353,302	3,373,562
Bajaj Auto Ltd.	13,107	675,524
Bajaj Finance Ltd.	44,402	3,727,648
Bajaj Finserv Ltd.	6,756	1,295,152
Bandhan Bank Ltd.(c)	113,050	443,280
Bharat Petroleum Corp. Ltd.	135,097	810,749
Bharti Airtel Ltd.	399,495	3,021,858
Biocon Ltd.(a)	84,500	439,394
Britannia Industries Ltd.	19,798	912,226
Cipla Ltd.(a)	76,434	945,838
Coal India Ltd.	233,818	450,880
Colgate-Palmolive India Ltd.	21,288	488,025
Dabur India Ltd.	96,139	776,719
Divi’s Laboratories Ltd.(a)	22,596	1,490,714
Dr. Reddy’s Laboratories Ltd.	19,656	1,245,519
Eicher Motors Ltd.(a)	22,318	760,136
GAIL India Ltd.	303,643	570,044
Godrej Consumer Products Ltd.(a)	68,681	912,408
Grasim Industries Ltd.	51,422	1,074,519
Havells India Ltd.	38,125	602,403
HCL Technologies Ltd.	170,420	2,349,972
HDFC Asset Management Co. Ltd.(c)	9,886	379,664
HDFC Life Insurance Co. Ltd.(c)	144,973	1,294,977
Hero MotoCorp Ltd.	20,744	771,510
Hindalco Industries Ltd.	268,182	1,606,775
Hindustan Unilever Ltd.	132,086	4,150,269
Housing Development Finance Corp. Ltd.	276,737	9,110,077
ICICI Bank Ltd.	814,694	7,493,860

Security	Shares	Value

India (continued)
ICICI Lombard General Insurance Co. Ltd.(c)	36,193	$718,728
ICICI Prudential Life Insurance Co. Ltd.(c)	76,321	649,778
Indraprastha Gas Ltd.	62,566	469,750
Indus Towers Ltd.	120,730	361,029
Info Edge India Ltd.	13,725	964,129
Infosys Ltd.	541,360	11,798,344
InterGlobe Aviation Ltd.(a)(c)	21,731	480,545
ITC Ltd.	511,576	1,410,560
JSW Steel Ltd.	144,393	1,432,460
Jubilant Foodworks Ltd.(a)	14,449	735,001
Kotak Mahindra Bank Ltd.(a)	96,597	2,153,639
Larsen & Toubro Infotech Ltd.(c)	8,559	539,369
Larsen & Toubro Ltd.	110,015	2,373,931
Lupin Ltd.	41,543	619,012
Mahindra & Mahindra Ltd.	137,888	1,380,224
Marico Ltd.	95,063	699,383
Maruti Suzuki India Ltd.	23,725	2,229,125
Motherson Sumi Systems Ltd.(a)	223,658	706,400
MRF Ltd.	409	439,812
Nestle India Ltd.	5,439	1,294,796
NTPC Ltd.	729,841	1,160,751
Oil & Natural Gas Corp. Ltd.	427,679	662,474
Page Industries Ltd.	1,050	445,423
Petronet LNG Ltd.	157,594	462,512
Pidilite Industries Ltd.	28,421	871,241
Piramal Enterprises Ltd.	22,070	688,997
Power Grid Corp., NVS	113,516	261,079
Power Grid Corp. of India Ltd.	340,547	784,691
Reliance Industries Ltd.	452,714	12,409,828
SBI Life Insurance Co. Ltd.(c)	72,339	1,070,280
Shree Cement Ltd.	1,872	712,467
Shriram Transport Finance Co. Ltd.	36,064	676,363
Siemens Ltd.	11,173	293,732
State Bank of India	310,192	1,803,340
Sun Pharmaceutical Industries Ltd.	146,230	1,522,614
Tata Consultancy Services Ltd.	146,066	6,227,329
Tata Consumer Products Ltd.	111,464	1,133,991
Tata Motors Ltd.(a)	290,920	1,152,087
Tata Steel Ltd.	118,641	2,291,346
Tech Mahindra Ltd.	98,871	1,609,555
Titan Co. Ltd.	60,092	1,387,047
UltraTech Cement Ltd.	18,104	1,856,262
United Spirits Ltd.(a)	65,261	563,033
UPL Ltd.	86,737	944,960
Vedanta Ltd.	139,730	568,486
Wipro Ltd.	193,670	1,530,696

		135,622,354

Indonesia — 0.3%
Adaro Energy Tbk PT	3,047,100	281,411
Aneka Tambang Tbk	1,401,500	244,228
Astra International Tbk PT	3,055,400	997,629
Bank Central Asia Tbk PT	1,603,600	3,310,403
Bank Mandiri Persero Tbk PT	2,978,584	1,173,640
Bank Negara Indonesia Persero Tbk PT	1,226,600	405,097
Bank Rakyat Indonesia Persero Tbk PT	9,108,400	2,336,726
Barito Pacific Tbk PT	5,086,500	341,302
Charoen Pokphand Indonesia Tbk PT	1,323,800	560,902
Gudang Garam Tbk PT	95,100	215,911
Indah Kiat Pulp & Paper Tbk PT	519,700	244,284
Indocement Tunggal Prakarsa Tbk PT	337,000	205,189

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Indofood CBP Sukses Makmur Tbk PT	324,000	$181,916
Indofood Sukses Makmur Tbk PT	591,300	248,551
Kalbe Farma Tbk PT	4,118,100	358,912
Merdeka Copper Gold Tbk PT(a)	1,688,900	345,599
Sarana Menara Nusantara Tbk PT	3,412,000	345,628
Semen Indonesia Persero Tbk PT	612,300	326,298
Telkom Indonesia Persero Tbk PT	7,903,600	1,771,663
Tower Bersama Infrastructure Tbk PT	946,500	210,231
Unilever Indonesia Tbk PT	1,245,400	363,763
United Tractors Tbk PT	300,145	406,102

		14,875,385

Ireland — 0.5%
CRH PLC	128,445	6,419,560
Flutter Entertainment PLC, Class DI(a)	26,434	4,506,303
Kerry Group PLC, Class A	24,313	3,605,160
Kingspan Group PLC	25,734	2,798,414
Smurfit Kappa Group PLC	35,557	2,005,912

		19,335,349

Israel — 0.4%
Azrieli Group Ltd.	5,845	465,522
Bank Hapoalim BM(a)	191,035	1,520,242
Bank Leumi Le-Israel BM(a)	234,801	1,794,158
Check Point Software Technologies Ltd.(a)	17,510	2,225,521
CyberArk Software Ltd.(a)(b)	6,779	962,821
Elbit Systems Ltd.	5,134	676,073
ICL Group Ltd.	128,026	932,938
Isracard Ltd.(a)	1	2
Israel Discount Bank Ltd., Class A(a)	142,275	666,487
Mizrahi Tefahot Bank Ltd.(a)	17,197	521,165
Nice Ltd.(a)	10,234	2,847,949
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	173,164	1,671,033
Wix.com Ltd.(a)(b)	8,812	2,631,616

		16,915,527

Italy — 1.3%
Amplifon SpA	19,770	976,331
Assicurazioni Generali SpA	156,678	3,123,867
Atlantia SpA(a)	78,039	1,415,508
CNH Industrial NV	164,798	2,751,725
DiaSorin SpA	3,999	811,615
Enel SpA	1,293,052	11,916,156
Eni SpA	397,303	4,698,351
Ferrari NV	20,410	4,448,114
FinecoBank Banca Fineco SpA(a)	95,363	1,707,610
Infrastrutture Wireless Italiane SpA(c)	60,348	681,702
Intesa Sanpaolo SpA	2,591,002	7,157,762
Mediobanca Banca di Credito Finanziario SpA(a)	106,546	1,247,059
Moncler SpA	31,981	2,196,541
Nexi SpA(a)(c)	70,299	1,506,176
Poste Italiane SpA(c)	70,677	935,232
Prysmian SpA	40,297	1,444,783
Recordati Industria Chimica e Farmaceutica SpA	15,658	968,473
Snam SpA	325,048	1,966,160
Telecom Italia SpA/Milano	1,381,824	605,116
Tenaris SA	82,830	843,950
Terna SPA	222,339	1,764,570
UniCredit SpA	329,917	3,946,257

		57,113,058

Japan — 14.3%
ABC-Mart Inc.	5,200	286,709

Security	Shares	Value

Japan (continued)
Acom Co. Ltd.	91,000	$373,504
Advantest Corp.	31,600	2,789,678
Aeon Co. Ltd.	101,800	2,785,739
AGC Inc.	29,600	1,265,789
Aisin Corp.	23,100	935,178
Ajinomoto Co. Inc.	71,000	1,808,860
ANA Holdings Inc.(a)	24,000	562,396
Asahi Group Holdings Ltd.	70,200	3,158,616
Asahi Intecc Co. Ltd.	32,500	880,656
Asahi Kasei Corp.	205,100	2,236,598
Astellas Pharma Inc.	292,700	4,661,942
Azbil Corp.	24,500	955,454
Bandai Namco Holdings Inc.	30,700	1,986,417
Bridgestone Corp.	84,500	3,722,636
Brother Industries Ltd.	38,300	779,440
Canon Inc.	159,200	3,666,067
Capcom Co. Ltd.	25,900	712,142
Casio Computer Co. Ltd.	32,200	524,828
Central Japan Railway Co.	22,400	3,258,408
Chiba Bank Ltd. (The)	85,300	485,244
Chubu Electric Power Co. Inc.	95,700	1,148,454
Chugai Pharmaceutical Co. Ltd.	104,500	3,850,878
Concordia Financial Group Ltd.	187,300	670,494
Cosmos Pharmaceutical Corp.	3,300	560,183
CyberAgent Inc.	61,600	1,108,704
Dai Nippon Printing Co. Ltd.	37,300	878,987
Daifuku Co. Ltd.	15,700	1,406,865
Dai-ichi Life Holdings Inc.	171,200	3,150,942
Daiichi Sankyo Co. Ltd.	271,200	5,370,924
Daikin Industries Ltd.	39,200	8,186,240
Daito Trust Construction Co. Ltd.	10,500	1,233,644
Daiwa House Industry Co. Ltd.	85,700	2,627,580
Daiwa House REIT Investment Corp.	310	922,962
Daiwa Securities Group Inc.	239,700	1,260,425
Denso Corp.	67,000	4,602,976
Dentsu Group Inc.	31,600	1,098,226
Disco Corp.	4,400	1,256,449
East Japan Railway Co.	46,900	3,124,589
Eisai Co. Ltd.	38,700	3,183,182
ENEOS Holdings Inc.	467,000	1,961,677
Fanuc Corp.	30,400	6,808,613
Fast Retailing Co. Ltd.	9,200	6,239,467
Fuji Electric Co. Ltd.	18,100	792,117
FUJIFILM Holdings Corp.	55,500	3,982,836
Fujitsu Ltd.	30,800	5,240,016
GLP J-REIT	627	1,123,062
GMO Payment Gateway Inc.	6,800	874,122
Hakuhodo DY Holdings Inc.	34,200	520,200
Hamamatsu Photonics KK	21,300	1,184,292
Hankyu Hanshin Holdings Inc.	32,700	966,964
Harmonic Drive Systems Inc.	4,000	221,268
Hikari Tsushin Inc.	3,300	571,331
Hino Motors Ltd.	47,700	418,171
Hirose Electric Co. Ltd.	4,600	689,110
Hisamitsu Pharmaceutical Co. Inc.	8,400	367,923
Hitachi Construction Machinery Co. Ltd.	17,000	480,343
Hitachi Ltd.	154,600	8,892,465
Hitachi Metals Ltd.(a)	34,300	669,845
Honda Motor Co. Ltd.	254,600	8,177,208
Hoshizaki Corp.	8,200	688,578

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hoya Corp.	58,400	$8,244,299
Hulic Co. Ltd.	54,400	618,895
Ibiden Co. Ltd.	17,800	942,958
Idemitsu Kosan Co. Ltd.	36,872	867,962
Iida Group Holdings Co. Ltd.	24,000	579,137
Inpex Corp.	157,500	1,117,078
Isuzu Motors Ltd.	85,400	1,139,209
Ito En Ltd.	9,200	542,836
Itochu Corp.	199,000	5,890,248
Itochu Techno-Solutions Corp.	16,400	503,080
Japan Airlines Co. Ltd.(a)	20,300	423,202
Japan Exchange Group Inc.	83,100	1,890,110
Japan Metropolitan Fund Invest	1,209	1,266,470
Japan Post Bank Co. Ltd.	57,400	487,194
Japan Post Holdings Co. Ltd.	238,300	2,022,794
Japan Post Insurance Co. Ltd.	32,600	577,950
Japan Real Estate Investment Corp.	198	1,243,528
Japan Tobacco Inc.	184,900	3,613,000
JFE Holdings Inc.	76,600	931,437
JSR Corp.	31,700	1,062,584
Kajima Corp.	62,500	804,549
Kakaku.com Inc.	20,900	570,343
Kansai Electric Power Co. Inc. (The)	101,200	954,607
Kansai Paint Co. Ltd.	27,600	677,840
Kao Corp.	75,300	4,533,912
KDDI Corp.	253,100	7,740,710
Keio Corp.	15,700	879,423
Keisei Electric Railway Co. Ltd.	20,400	607,564
Keyence Corp.	29,600	16,487,274
Kikkoman Corp.	22,200	1,359,460
Kintetsu Group Holdings Co. Ltd.(a)	25,700	868,427
Kirin Holdings Co. Ltd.	129,400	2,366,829
Kobayashi Pharmaceutical Co. Ltd.	7,800	622,167
Kobe Bussan Co. Ltd.	19,700	663,306
Koei Tecmo Holdings Co. Ltd.	6,800	319,487
Koito Manufacturing Co. Ltd.	15,700	960,849
Komatsu Ltd.	134,500	3,370,439
Konami Holdings Corp.	14,200	786,475
Kose Corp.	5,300	837,457
Kubota Corp.	164,700	3,444,117
Kurita Water Industries Ltd.	16,200	786,810
Kyocera Corp.	48,900	3,021,622
Kyowa Kirin Co. Ltd.	45,200	1,471,311
Lasertec Corp.	12,500	2,346,645
Lawson Inc.	7,000	351,821
Lion Corp.	33,300	576,396
Lixil Corp.	48,400	1,320,840
M3 Inc.	70,600	4,617,711
Makita Corp.	33,800	1,757,564
Marubeni Corp.	262,200	2,231,692
Mazda Motor Corp.(a)	88,200	870,084
McDonald’s Holdings Co. Japan Ltd.(b)	9,600	432,632
Medipal Holdings Corp.	26,200	493,430
MEIJI Holdings Co. Ltd.	16,390	1,014,553
Mercari Inc.(a)	15,600	816,516
Minebea Mitsumi Inc.	53,200	1,436,448
Misumi Group Inc.	46,300	1,613,793
Mitsubishi Chemical Holdings Corp.	192,100	1,611,893
Mitsubishi Corp.	202,200	5,671,460
Mitsubishi Electric Corp.	283,400	3,844,956

Security	Shares	Value

Japan (continued)
Mitsubishi Estate Co. Ltd.	181,400	$2,845,607
Mitsubishi Gas Chemical Co. Inc.	23,700	493,692
Mitsubishi Heavy Industries Ltd.	53,800	1,554,455
Mitsubishi UFJ Financial Group Inc.	1,964,700	10,378,876
Mitsui & Co. Ltd.	252,900	5,804,664
Mitsui Chemicals Inc.	26,400	841,867
Mitsui Fudosan Co. Ltd.	149,800	3,503,411
Miura Co. Ltd.	14,100	622,638
Mizuho Financial Group Inc.	393,260	5,619,532
MonotaRO Co. Ltd.	36,800	846,501
MS&AD Insurance Group Holdings Inc.	68,100	2,105,042
Murata Manufacturing Co. Ltd.	89,300	7,410,625
Nabtesco Corp.	16,700	632,536
NEC Corp.	38,600	1,957,677
Nexon Co. Ltd.	77,300	1,590,533
NGK Insulators Ltd.	55,500	888,825
NH Foods Ltd.	11,700	471,909
Nidec Corp.	70,900	7,958,064
Nihon M&A Center Inc.	47,900	1,333,968
Nintendo Co. Ltd.	17,400	8,945,391
Nippon Building Fund Inc.	257	1,660,901
Nippon Express Co. Ltd.	9,900	723,192
Nippon Paint Holdings Co. Ltd.	116,500	1,487,028
Nippon Prologis REIT Inc.	339	1,132,112
Nippon Sanso Holdings Corp.	24,000	531,265
Nippon Shinyaku Co. Ltd.	6,900	519,097
Nippon Steel Corp.	130,086	2,256,641
Nippon Telegraph & Telephone Corp.	203,200	5,203,569
Nippon Yusen KK	38,000	2,053,216
Nissan Chemical Corp.	19,200	941,062
Nissan Motor Co. Ltd.(a)	367,100	2,130,589
Nisshin Seifun Group Inc.	37,225	600,163
Nissin Foods Holdings Co. Ltd.	9,700	690,255
Nitori Holdings Co. Ltd.	13,400	2,547,019
Nitto Denko Corp.	26,400	1,961,478
Nomura Holdings Inc.	504,500	2,526,325
Nomura Real Estate Holdings Inc.	20,200	500,888
Nomura Real Estate Master Fund Inc.	677	1,075,736
Nomura Research Institute Ltd.	47,500	1,528,542
NSK Ltd.	58,900	486,094
NTT Data Corp.	92,200	1,428,135
Obayashi Corp.	88,800	726,140
Obic Co. Ltd.	10,600	1,862,986
Odakyu Electric Railway Co. Ltd.	44,900	1,071,589
Oji Holdings Corp.	126,700	730,487
Olympus Corp.	185,600	3,819,527
Omron Corp.	27,600	2,361,871
Ono Pharmaceutical Co. Ltd.	58,800	1,342,295
Oracle Corp. Japan	6,000	448,200
Oriental Land Co. Ltd.	32,000	4,384,011
ORIX Corp.	205,100	3,588,306
Orix JREIT Inc.	465	887,259
Osaka Gas Co. Ltd.	58,300	1,089,202
Otsuka Corp.	15,700	815,782
Otsuka Holdings Co. Ltd.	60,800	2,416,743
Pan Pacific International Holdings Corp.	62,200	1,298,365
Panasonic Corp.	353,700	4,270,950
PeptiDream Inc.(a)	15,100	623,203
Persol Holdings Co. Ltd.	27,800	560,875
Pigeon Corp.	18,500	532,675

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Pola Orbis Holdings Inc.	14,500	$346,614
Rakuten Group Inc.	136,100	1,497,652
Recruit Holdings Co. Ltd.	215,400	11,164,315
Renesas Electronics Corp.(a)	190,500	2,067,618
Resona Holdings Inc.	324,100	1,216,891
Ricoh Co. Ltd.	103,000	1,125,465
Rinnai Corp.	5,500	510,947
Rohm Co. Ltd.	12,900	1,258,498
Ryohin Keikaku Co. Ltd.	35,500	720,159
Santen Pharmaceutical Co. Ltd.	59,700	808,926
SBI Holdings Inc.	38,300	916,824
SCSK Corp.	7,800	470,105
Secom Co. Ltd.	34,700	2,626,462
Seiko Epson Corp.	43,400	746,737
Sekisui Chemical Co. Ltd.	52,900	912,814
Sekisui House Ltd.	97,500	1,931,035
Seven & i Holdings Co. Ltd.	118,300	5,278,593
SG Holdings Co. Ltd.	49,300	1,325,629
Sharp Corp.	34,000	522,222
Shimadzu Corp.	38,800	1,564,823
Shimano Inc.	11,200	2,866,965
Shimizu Corp.	118,700	874,171
Shin-Etsu Chemical Co. Ltd.	57,100	9,314,674
Shionogi & Co. Ltd.	41,600	2,190,851
Shiseido Co. Ltd.	64,300	4,297,534
Shizuoka Bank Ltd. (The)	73,800	532,959
SMC Corp.	8,900	5,290,815
Softbank Corp.	453,100	5,918,031
SoftBank Group Corp.	199,000	12,514,240
Sohgo Security Services Co. Ltd.	17,900	837,016
Sompo Holdings Inc.	52,300	2,162,190
Sony Group Corp.	200,400	20,935,081
Square Enix Holdings Co. Ltd.	14,100	731,603
Stanley Electric Co. Ltd.	20,800	542,733
Subaru Corp.	96,600	1,897,897
SUMCO Corp.	42,000	971,389
Sumitomo Chemical Co. Ltd.	220,600	1,148,337
Sumitomo Corp.	180,600	2,454,337
Sumitomo Dainippon Pharma Co. Ltd.	28,800	498,680
Sumitomo Electric Industries Ltd.	123,300	1,751,688
Sumitomo Metal Mining Co. Ltd.	38,300	1,552,198
Sumitomo Mitsui Financial Group Inc.	211,500	7,129,466
Sumitomo Mitsui Trust Holdings Inc.	50,500	1,657,706
Sumitomo Realty & Development Co. Ltd.	46,500	1,515,584
Suntory Beverage & Food Ltd.	20,300	711,767
Suzuki Motor Corp.	57,400	2,335,347
Sysmex Corp.	27,700	3,296,038
T&D Holdings Inc.	91,300	1,168,161
Taisei Corp.	26,500	893,086
Taisho Pharmaceutical Holdings Co. Ltd.	4,900	274,415
Takeda Pharmaceutical Co. Ltd.	249,713	8,312,076
TDK Corp.	21,400	2,441,740
Terumo Corp.	101,400	3,935,409
THK Co. Ltd.	19,900	570,120
TIS Inc.	32,300	837,741
Tobu Railway Co. Ltd.	29,500	767,117
Toho Co. Ltd.	18,800	818,449
Toho Gas Co. Ltd.	11,800	573,569
Tohoku Electric Power Co. Inc.	65,000	492,455
Tokio Marine Holdings Inc.	97,900	4,666,018

Security	Shares	Value

Japan (continued)
Tokyo Century Corp.	7,100	$390,734
Tokyo Electric Power Co. Holdings Inc.(a)	225,400	600,735
Tokyo Electron Ltd.	23,400	9,650,755
Tokyo Gas Co. Ltd.	57,600	1,090,294
Tokyu Corp.	73,300	982,418
Toppan Inc.	56,800	963,502
Toray Industries Inc.	223,800	1,473,540
Toshiba Corp.	61,100	2,629,834
Tosoh Corp.	39,800	698,453
TOTO Ltd.	20,900	1,083,668
Toyo Suisan Kaisha Ltd.	13,500	515,394
Toyota Industries Corp.	24,800	2,080,349
Toyota Motor Corp.	336,100	30,173,537
Toyota Tsusho Corp.	31,500	1,487,268
Trend Micro Inc.	19,500	1,015,230
Tsuruha Holdings Inc.	5,400	637,550
Unicharm Corp.	62,200	2,496,542
United Urban Investment Corp.	520	764,909
USS Co. Ltd.	33,100	576,203
Welcia Holdings Co. Ltd.	14,600	496,979
West Japan Railway Co.	27,800	1,510,441
Yakult Honsha Co. Ltd.	19,100	1,128,713
Yamada Holdings Co. Ltd.	108,600	513,075
Yamaha Corp.	19,200	1,063,949
Yamaha Motor Co. Ltd.	44,500	1,114,311
Yamato Holdings Co. Ltd.	45,600	1,314,198
Yaskawa Electric Corp.	37,400	1,851,924
Yokogawa Electric Corp.	41,700	641,520
Z Holdings Corp.	421,900	2,111,685
ZOZO Inc.	17,000	578,998

		614,404,272

Kuwait — 0.2%
Agility Public Warehousing Co. KSC	244,313	801,772
Boubyan Bank KSCP(a)	221,983	591,068
Kuwait Finance House KSCP	777,519	2,031,461
Mabanee Co. KPSC	106,911	256,914
Mobile Telecommunications Co. KSCP	414,705	815,745
National Bank of Kuwait SAKP	1,078,400	3,208,819

		7,705,779

Malaysia — 0.4%
Axiata Group Bhd	506,800	448,093
CIMB Group Holdings Bhd	762,700	803,737
Dialog Group Bhd	700,200	456,249
DiGi.Com Bhd	648,700	638,321
Genting Bhd	364,000	406,265
Genting Malaysia Bhd	480,500	313,993
Hartalega Holdings Bhd(b)	277,600	463,105
Hong Leong Bank Bhd	132,300	564,313
Hong Leong Financial Group Bhd	89,600	365,757
IHH Healthcare Bhd	490,200	655,295
IOI Corp. Bhd	563,700	487,560
Kossan Rubber Industries	213,700	175,214
Kuala Lumpur Kepong Bhd	76,700	336,608
Malayan Banking Bhd	472,300	896,475
Malaysia Airports Holdings Bhd(a)	211,200	289,381
Maxis Bhd	522,500	527,453
MISC Bhd	168,200	267,093
Petronas Chemicals Group Bhd	434,000	826,901
Petronas Dagangan Bhd	61,800	269,424

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Petronas Gas Bhd	155,500	$561,569
PPB Group Bhd	187,300	803,348
Press Metal Aluminium Holdings Bhd	509,000	581,370
Public Bank Bhd	2,338,900	2,205,882
RHB Bank Bhd	337,595	408,794
Sime Darby Bhd	511,200	260,453
Sime Darby Plantation Bhd	516,900	416,357
Supermax Corp. Bhd(b)	251,191	194,643
Telekom Malaysia Bhd	131,500	185,103
Tenaga Nasional Bhd	356,500	814,374
Top Glove Corp. Bhd(b)	796,500	750,182

		16,373,312

Mexico — 0.6%
America Movil SAB de CV, Series L, NVS	5,461,000	4,575,924
Arca Continental SAB de CV	39,400	238,424
Cemex SAB de CV, CPO, NVS(a)	2,575,008	2,100,754
Coca-Cola Femsa SAB de CV	40,100	227,330
Fibra Uno Administracion SA de CV	543,300	592,257
Fomento Economico Mexicano SAB de CV	314,800	2,746,598
Gruma SAB de CV, Class B	22,860	247,339
Grupo Aeroportuario del Pacifico SAB de CV, Class B	54,900	631,455
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)	36,300	659,413
Grupo Bimbo SAB de CV, Series A	279,200	643,501
Grupo Carso SAB de CV, Series A1	62,500	204,238
Grupo Financiero Banorte SAB de CV, Class O	421,200	2,730,593
Grupo Financiero Inbursa SAB de CV, Class O(a)	495,900	480,299
Grupo Mexico SAB de CV, Series B	529,129	2,424,457
Grupo Televisa SAB, CPO	398,200	1,078,603
Industrias Penoles SAB de CV(a)	26,150	368,744
Kimberly-Clark de Mexico SAB de CV, Class A	347,000	561,824
Megacable Holdings SAB de CV, CPO	24,500	85,908
Orbia Advance Corp. SAB de CV	147,900	403,068
Promotora y Operadora de Infraestructura SAB de CV	17,130	129,200
Wal-Mart de Mexico SAB de CV	859,700	2,833,960

		23,963,889

Netherlands — 3.8%
ABN AMRO Bank NV, CVA(a)(c)	68,265	795,739
Adyen NV(a)(c)	3,050	8,265,650
Aegon NV	272,278	1,159,251
Akzo Nobel NV	31,477	3,888,266
ArcelorMittal SA	113,959	3,980,066
Argenx SE(a)	7,264	2,218,250
ASM International NV	7,589	2,693,412
ASML Holding NV	66,355	50,720,684
Davide Campari-Milano NV	108,902	1,531,003
EXOR NV	17,462	1,434,603
Heineken Holding NV	18,883	1,857,576
Heineken NV	41,613	4,845,906
ING Groep NV	619,264	7,945,586
InPost SA(a)	17,803	349,081
Just Eat Takeaway.com NV(a)(c)	25,160	2,234,225
Koninklijke Ahold Delhaize NV	162,184	5,041,463
Koninklijke DSM NV	27,616	5,566,870
Koninklijke KPN NV	559,990	1,837,535
Koninklijke Philips NV	142,652	6,577,603
Koninklijke Vopak NV	10,641	450,567

Security	Shares	Value

Netherlands (continued)
NN Group NV	46,186	$2,296,200
Prosus NV	77,872	6,947,614
QIAGEN NV(a)	36,607	1,961,883
Randstad NV	16,887	1,225,162
Royal Dutch Shell PLC, Class A	656,382	13,193,905
Royal Dutch Shell PLC, Class B	580,780	11,475,731
Stellantis NV	326,259	6,256,510
Wolters Kluwer NV	43,690	4,980,806

		161,731,147

New Zealand — 0.2%
a2 Milk Co. Ltd. (The)(a)	124,209	540,044
Auckland International Airport Ltd.(a)	194,009	978,843
Fisher & Paykel Healthcare Corp. Ltd.	85,289	1,877,371
Mercury NZ Ltd.	84,897	390,615
Meridian Energy Ltd.	183,046	665,536
Ryman Healthcare Ltd.	85,456	784,906
Spark New Zealand Ltd.	349,452	1,153,460
Xero Ltd.(a)	19,565	2,029,914

		8,420,689

Norway — 0.4%
Adevinta ASA(a)	40,904	786,477
DNB Bank ASA	148,380	3,040,742
Equinor ASA	152,767	2,975,777
Gjensidige Forsikring ASA	40,830	934,317
Mowi ASA	72,212	1,839,945
Norsk Hydro ASA	227,080	1,510,762
Orkla ASA	118,456	1,075,865
Schibsted ASA, Class A	12,568	666,148
Schibsted ASA, Class B	16,478	761,721
Telenor ASA	99,342	1,724,790
Yara International ASA	28,501	1,502,189

		16,818,733

Pakistan — 0.0%
MCB Bank Ltd.	88,326	87,980

Peru — 0.1%
Cia. de Minas Buenaventura SAA, ADR(a)	32,820	271,093
Credicorp Ltd.(a)	10,652	1,075,426
Southern Copper Corp.	12,498	820,369

		2,166,888

Philippines — 0.2%
Aboitiz Equity Ventures Inc.	288,830	217,238
Ayala Corp.	36,090	527,072
Ayala Land Inc.	1,370,220	896,393
Bank of the Philippine Islands	258,966	417,060
BDO Unibank Inc.	318,210	649,343
Globe Telecom Inc.	3,265	121,495
GT Capital Holdings Inc.	13,910	151,327
International Container Terminal Services Inc.	191,480	595,682
JG Summit Holdings Inc.	642,080	719,345
Jollibee Foods Corp.	99,330	377,567
Metro Pacific Investments Corp.	1,820,000	127,433
Metropolitan Bank & Trust Co.	545,168	468,985
PLDT Inc.	14,970	367,285
SM Investments Corp.	36,055	657,344
SM Prime Holdings Inc.	1,739,700	1,095,669
Universal Robina Corp.	111,110	281,637

		7,670,875

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Poland — 0.2%
Allegro.eu SA(a)(c)	50,169	$860,784
Bank Polska Kasa Opieki SA(a)	26,852	655,816
CD Projekt SA	11,712	563,988
Cyfrowy Polsat SA	67,446	598,042
Dino Polska SA(a)(c)	7,148	572,255
KGHM Polska Miedz SA	24,131	1,218,395
LPP SA	178	639,460
Orange Polska SA(a)	74,090	147,315
PGE Polska Grupa Energetyczna SA(a)	134,195	301,917
Polski Koncern Naftowy ORLEN SA	47,101	892,306
Polskie Gornictwo Naftowe i Gazownictwo SA	306,958	500,825
Powszechna Kasa Oszczednosci Bank Polski SA(a)	129,295	1,270,004
Powszechny Zaklad Ubezpieczen SA(a)	83,649	815,735
Santander Bank Polska SA(a)	7,129	474,522

		9,511,364

Portugal — 0.1%
Banco Espirito Santo SA, Registered(a)(d)	4	—
EDP - Energias de Portugal SA	450,176	2,335,049
EDP Renovaveis SA	36,162	849,364
Galp Energia SGPS SA	80,804	787,977
Jeronimo Martins SGPS SA	43,241	880,985

		4,853,375

Qatar — 0.2%
Barwa Real Estate Co.	298,500	245,835
Commercial Bank PSQC (The)	412,662	611,516
Industries Qatar QSC	252,915	909,717
Masraf Al Rayan QSC	891,715	1,039,082
Mesaieed Petrochemical Holding Co.	671,126	345,994
Ooredoo QPSC	189,263	361,026
Qatar Electricity & Water Co. QSC	108,720	483,330
Qatar Fuel QSC	91,366	441,747
Qatar International Islamic Bank QSC	91,702	227,606
Qatar Islamic Bank SAQ	160,084	742,731
Qatar National Bank QPSC	696,034	3,413,127

		8,821,711

Russia — 1.0%
Alrosa PJSC	390,270	691,245
Gazprom PJSC	1,885,664	7,349,464
Inter RAO UES PJSC	5,597,000	333,037
LUKOIL PJSC	62,905	5,401,368
Magnit PJSC, GDR(f)	54,129	791,095
Mail.Ru Group Ltd., GDR(a)(f)	19,886	414,040
MMC Norilsk Nickel PJSC	10,296	3,558,661
Mobile TeleSystems PJSC, ADR	87,069	747,923
Moscow Exchange MICEX-RTS PJSC	228,660	541,279
Novatek PJSC, GDR(f)	14,904	3,316,542
Novolipetsk Steel PJSC	223,890	791,352
Ozon Holdings PLC, ADR(a)	5,059	263,452
PhosAgro PJSC, GDR(f)	24,106	458,737
Polymetal International PLC	52,614	1,146,674
Polyus PJSC	5,198	996,262
Rosneft Oil Co. PJSC	165,180	1,226,340
Sberbank of Russia PJSC	1,647,940	6,889,666
Severstal PAO	30,098	736,207
Surgutneftegas PJSC	1,421,550	631,859
Tatneft PJSC	186,140	1,242,769
TCS Group Holding PLC, Class A, GDR(f)	18,881	1,574,277
VTB Bank PJSC	493,800,000	328,744

Security	Shares	Value

Russia (continued)
X5 Retail Group NV, GDR	16,185	$525,348
Yandex NV, Class A(a)	49,049	3,334,579

		43,290,920

Saudi Arabia — 0.9%
Abdullah Al Othaim Markets Co.	7,762	244,242
Advanced Petrochemical Co.	22,725	449,551
Al Rajhi Bank	198,030	5,858,765
Alinma Bank	155,334	898,900
Almarai Co. JSC	22,336	350,397
Arab National Bank	98,101	588,543
Bank AlBilad(a)	74,657	730,362
Bank Al-Jazira(a)	78,376	404,334
Banque Saudi Fransi	107,374	1,057,879
Bupa Arabia for Cooperative Insurance Co.	7,992	294,074
Co for Cooperative Insurance (The)	10,753	241,702
Dar Al Arkan Real Estate Development Co.(a)	55,226	155,038
Emaar Economic City(a)	44,738	161,927
Etihad Etisalat Co.	60,102	516,205
Jarir Marketing Co.	18,095	970,616
Mouwasat Medical Services Co.	3,991	191,982
National Industrialization Co.(a)	52,344	301,703
Rabigh Refining & Petrochemical Co.(a)	41,664	286,926
Riyad Bank	208,059	1,453,484
SABIC Agri-Nutrients Co.	39,228	1,340,806
Sahara International Petrochemical Co.	78,068	697,530
Saudi Arabian Mining Co.(a)	78,310	1,455,020
Saudi Arabian Oil Co.(c)	337,532	3,136,463
Saudi Basic Industries Corp.	133,250	4,286,040
Saudi British Bank (The)(a)	115,889	951,733
Saudi Cement Co.	16,407	283,920
Saudi Electricity Co.	165,809	1,145,065
Saudi Industrial Investment Group	41,815	412,028
Saudi Kayan Petrochemical Co.(a)	97,282	501,986
Saudi National Bank (The)	329,307	4,829,321
Saudi Telecom Co.	86,779	3,097,838
Savola Group (The)	35,892	410,561
Yanbu National Petrochemical Co.	36,635	667,295

		38,372,236

Singapore — 0.7%
Ascendas REIT	509,177	1,171,740
CapitaLand Integrated Commercial Trust	773,503	1,225,674
CapitaLand Ltd.	374,900	1,113,815
City Developments Ltd.	62,800	316,795
DBS Group Holdings Ltd.	279,400	6,251,951
Genting Singapore Ltd.	984,900	587,689
Keppel Corp. Ltd.	245,700	993,312
Mapletree Commercial Trust	316,300	503,570
Mapletree Logistics Trust	439,590	684,428
Oversea-Chinese Banking Corp. Ltd.	517,075	4,678,098
Sea Ltd., ADR(a)	2,184	603,133
Singapore Airlines Ltd.(a)	225,350	844,840
Singapore Exchange Ltd.	121,400	1,062,248
Singapore Technologies Engineering Ltd.	203,400	600,677
Singapore Telecommunications Ltd.	1,282,600	2,149,749
United Overseas Bank Ltd.	188,400	3,642,447
UOL Group Ltd.	65,500	352,034
Venture Corp. Ltd.	51,700	725,188
Wilmar International Ltd.	320,000	1,024,817

		28,532,205

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa — 1.1%
Absa Group Ltd.(a)	91,323	$849,607
Anglo American Platinum Ltd.	9,187	1,202,310
AngloGold Ashanti Ltd.	67,577	1,353,145
Aspen Pharmacare Holdings Ltd.(a)	67,459	831,402
Bid Corp. Ltd.(a)	58,694	1,288,314
Bidvest Group Ltd. (The)	56,325	768,394
Capitec Bank Holdings Ltd.	11,701	1,299,179
Clicks Group Ltd.	44,255	800,690
Discovery Ltd.(a)	49,390	396,435
Exxaro Resources Ltd.	50,082	619,767
FirstRand Ltd.	775,784	2,878,363
Gold Fields Ltd.	145,880	1,440,673
Growthpoint Properties Ltd.	682,501	687,101
Harmony Gold Mining Co. Ltd.	94,313	386,701
Impala Platinum Holdings Ltd.	130,252	2,347,979
Kumba Iron Ore Ltd.	9,781	518,924
Mr. Price Group Ltd.	47,825	711,601
MTN Group Ltd.(a)	267,923	1,924,419
MultiChoice Group	67,872	563,127
Naspers Ltd., Class N	68,867	13,289,968
Nedbank Group Ltd.(a)	50,170	580,049
NEPI Rockcastle PLC	75,606	511,394
Northam Platinum Ltd.(a)	63,991	1,007,679
Old Mutual Ltd.	770,939	679,842
Rand Merchant Investment Holdings Ltd.	224,178	475,707
Reinet Investments SCA	28,174	549,529
Remgro Ltd.	80,447	611,784
Sanlam Ltd.	230,344	909,978
Sasol Ltd.(a)	91,465	1,363,647
Shoprite Holdings Ltd.	75,371	825,152
Sibanye Stillwater Ltd.	401,896	1,751,540
SPAR Group Ltd. (The)	22,459	281,626
Standard Bank Group Ltd.	176,762	1,489,766
Tiger Brands Ltd.	29,261	385,453
Vodacom Group Ltd.	87,707	782,052
Woolworths Holdings Ltd.(a)	189,803	724,288

		47,087,585

South Korea — 3.8%
Alteogen Inc.(a)	4,989	347,696
Amorepacific Corp.(b)	5,410	1,042,907
AMOREPACIFIC Group	6,391	320,339
BGF retail Co. Ltd.	2,023	284,425
Celltrion Healthcare Co. Ltd.(a)	12,350	1,155,785
Celltrion Inc.(a)	15,378	3,394,786
Celltrion Pharm Inc.(a)	2,546	308,216
Cheil Worldwide Inc.	6,115	128,812
CJ CheilJedang Corp.	1,735	705,367
CJ Corp.	3,698	315,283
CJ ENM Co. Ltd.	2,229	316,570
CJ Logistics Corp.(a)	888	135,897
Coway Co. Ltd.	9,120	679,274
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)(b)	5,231	148,167
DB Insurance Co. Ltd.	9,827	488,254
Doosan Bobcat Inc.(a)	6,609	265,475
Doosan Heavy Industries & Construction Co. Ltd.(a)	34,700	656,301
Douzone Bizon Co. Ltd.	4,265	310,557
E-MART Inc.	3,208	470,539
Fila Holdings Corp.	8,709	395,838
Green Cross Corp.	805	204,814

Security	Shares	Value

South Korea (continued)
GS Engineering & Construction Corp.	4,699	$180,227
GS Holdings Corp.	8,060	300,076
Hana Financial Group Inc.	43,472	1,640,138
Hankook Tire & Technology Co. Ltd.	14,570	613,257
Hanmi Pharm Co. Ltd.	1,338	372,560
Hanon Systems	25,390	345,232
Hanwha Solutions Corp.(a)	17,913	609,586
HLB Inc.(a)	14,165	444,717
HMM Co. Ltd.(a)	40,594	1,414,137
Hotel Shilla Co. Ltd.	5,901	480,249
HYBE Co. Ltd.(a)	1,116	281,546
Hyundai Engineering & Construction Co. Ltd.	13,105	624,166
Hyundai Glovis Co. Ltd.	3,376	572,166
Hyundai Heavy Industries Holdings Co. Ltd.	9,700	578,520
Hyundai Mobis Co. Ltd.	10,658	2,476,226
Hyundai Motor Co.	22,165	4,218,330
Hyundai Steel Co.	15,290	719,234
Industrial Bank of Korea	46,728	418,088
Kakao Corp.	49,180	6,295,774
Kangwon Land Inc.(a)	18,825	423,332
KB Financial Group Inc.	63,302	2,811,614
Kia Corp.	40,583	2,963,801
KMW Co. Ltd.(a)(b)	5,208	240,982
Korea Aerospace Industries Ltd.	14,612	412,355
Korea Electric Power Corp.	36,995	801,854
Korea Investment Holdings Co. Ltd.	6,723	561,747
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	6,782	770,567
Korea Zinc Co. Ltd.	1,440	685,561
Korean Air Lines Co. Ltd.(a)	23,748	616,322
KT&G Corp.	15,926	1,140,139
Kumho Petrochemical Co. Ltd.	2,760	488,922
LG Chem Ltd.	7,418	5,448,548
LG Corp.	14,975	1,227,300
LG Display Co. Ltd.(a)	38,639	742,415
LG Electronics Inc.	16,939	2,320,288
LG Household & Health Care Ltd.	1,486	1,884,872
LG Innotek Co. Ltd.	2,065	408,174
LG Uplus Corp.	22,753	288,144
Lotte Chemical Corp.	2,552	575,847
Lotte Shopping Co. Ltd.	1,736	162,438
Meritz Securities Co. Ltd.	48,342	206,596
Mirae Asset Securities Co. Ltd.	67,139	522,280
NAVER Corp.	19,744	7,441,540
NCSoft Corp.	2,718	1,949,413
Netmarble Corp.(c)	3,945	476,186
NH Investment & Securities Co. Ltd.	3,839	42,459
Orion Corp./Republic of Korea	4,799	490,540
Pan Ocean Co. Ltd.	30,721	202,003
Pearl Abyss Corp.(a)	7,310	470,657
POSCO	11,268	3,583,863
POSCO Chemical Co. Ltd.(b)	4,422	593,489
S-1 Corp.	2,714	190,175
Samsung Biologics Co. Ltd.(a)(c)	2,628	2,033,200
Samsung C&T Corp.	12,056	1,485,125
Samsung Electro-Mechanics Co. Ltd.	9,019	1,506,404
Samsung Electronics Co. Ltd.	755,906	51,655,888
Samsung Engineering Co. Ltd.(a)	17,352	352,747
Samsung Fire & Marine Insurance Co. Ltd.	5,169	964,266
Samsung Heavy Industries Co. Ltd.(a)(b)	77,542	438,949

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Samsung Life Insurance Co. Ltd.	11,613	$762,000
Samsung SDI Co. Ltd.	8,845	5,709,790
Samsung SDS Co. Ltd.	5,848	929,106
Samsung Securities Co. Ltd.	9,992	384,954
Seegene Inc.	5,920	361,060
Shin Poong Pharmaceutical Co. Ltd.	4,950	273,243
Shinhan Financial Group Co. Ltd.	64,096	2,172,416
Shinsegae Inc.	1,271	294,332
SK Biopharmaceuticals Co. Ltd.(a)	3,324	344,440
SK Chemicals Co. Ltd.	1,153	237,914
SK Hynix Inc.	87,055	8,522,360
SK Inc.	5,009	1,169,011
SK Innovation Co. Ltd.(a)	8,204	1,809,972
SK Telecom Co. Ltd.	5,511	1,443,518
SKC Co. Ltd.	3,050	429,968
S-Oil Corp.	8,214	701,349
Woori Financial Group Inc.	82,163	774,667
Yuhan Corp.	10,611	568,836

		161,129,469

Spain — 1.5%
ACS Actividades de Construccion y Servicios SA	39,820	1,047,397
Aena SME SA(a)(c)	10,542	1,678,779
Amadeus IT Group SA(a)	72,689	4,767,001
Banco Bilbao Vizcaya Argentaria SA	1,048,955	6,714,862
Banco Santander SA	2,733,743	10,014,118
CaixaBank SA	674,080	2,001,956
Cellnex Telecom SA(c)	76,819	5,009,874
Enagas SA	22,741	522,304
Endesa SA	50,393	1,224,077
Ferrovial SA	82,149	2,437,785
Grifols SA	47,442	1,206,536
Iberdrola SA	972,239	11,700,976
Industria de Diseno Textil SA	173,693	5,891,035
Naturgy Energy Group SA	47,703	1,231,215
Red Electrica Corp. SA	64,486	1,277,387
Repsol SA	235,328	2,577,527
Siemens Gamesa Renewable Energy SA(a)	40,601	1,132,315
Telefonica SA	827,806	3,787,085

		64,222,229

Sweden — 2.3%
Alfa Laval AB	49,080	2,049,625
Assa Abloy AB, Class B	155,939	5,001,942
Atlas Copco AB, Class A	103,032	6,977,843
Atlas Copco AB, Class B	63,913	3,633,987
Boliden AB	40,951	1,595,941
Electrolux AB, Series B	36,521	959,164
Embracer Group AB(a)	42,315	1,095,175
Epiroc AB, Class A	111,730	2,602,709
Epiroc AB, Class B	57,745	1,160,182
EQT AB	37,428	1,804,109
Essity AB, Class B	95,625	3,128,632
Evolution AB(c)	26,587	4,626,144
Fastighets AB Balder, Class B(a)	16,010	1,104,826
H & M Hennes & Mauritz AB, Class B(a)	123,582	2,583,694
Hexagon AB, Class B	341,215	5,648,336
Husqvarna AB, Class B	74,686	1,045,128
ICA Gruppen AB	14,251	704,405
Industrivarden AB, Class A	17,240	687,873
Industrivarden AB, Class C	26,210	1,003,318

Security	Shares	Value

Sweden (continued)
Investment AB Latour, Class B	24,807	$969,507
Investor AB, Class B	289,258	7,163,336
Kinnevik AB, Class B	38,354	1,672,073
L E Lundbergforetagen AB, Class B	12,269	875,491
Lundin Energy AB	32,210	1,004,126
Nibe Industrier AB, Class B	224,555	2,683,428
Sandvik AB	181,648	4,736,707
Securitas AB, Class B	50,312	887,173
Sinch AB.(a)(c)	81,960	1,652,783
Skandinaviska Enskilda Banken AB, Class A	251,450	3,400,846
Skanska AB, Class B	55,211	1,558,587
SKF AB, Class B	55,716	1,482,416
Svenska Cellulosa AB SCA, Class B	96,278	1,790,784
Svenska Handelsbanken AB, Class A	237,500	2,676,459
Swedbank AB, Class A	142,200	2,769,148
Swedish Match AB	263,605	2,360,574
Tele2 AB, Class B	84,151	1,236,095
Telefonaktiebolaget LM Ericsson, Class B	474,466	5,472,574
Telia Co. AB	396,490	1,739,127
Volvo AB, Class B	231,283	5,454,060

		98,998,327

Switzerland — 6.5%
ABB Ltd., Registered	267,635	9,784,294
Adecco Group AG, Registered	24,374	1,459,665
Alcon Inc	79,837	5,812,058
Baloise Holding AG, Registered	7,963	1,255,530
Banque Cantonale Vaudoise, Registered	4,843	432,344
Barry Callebaut AG, Registered	489	1,239,437
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	168	1,882,431
Chocoladefabriken Lindt & Spruengli AG, Registered	15	1,738,698
Cie. Financiere Richemont SA, Class A, Registered	83,190	10,645,757
Clariant AG, Registered	28,429	591,422
Coca-Cola HBC AG, Class DI	31,745	1,198,782
Credit Suisse Group AG, Registered	375,484	3,769,596
EMS-Chemie Holding AG, Registered	1,137	1,260,432
Geberit AG, Registered	6,100	5,008,574
Givaudan SA, Registered	1,525	7,611,645
Holcim Ltd.	79,477	4,659,033
Julius Baer Group Ltd.	36,889	2,434,746
Kuehne + Nagel International AG, Registered	8,765	2,956,724
Logitech International SA, Registered	28,210	3,099,415
Lonza Group AG, Registered	12,200	9,499,229
Nestle SA, Registered	454,408	57,541,527
Novartis AG, Registered	349,989	32,366,417
Partners Group Holding AG	3,430	5,859,688
Roche Holding AG, Bearer	3,050	1,309,138
Roche Holding AG, NVS	112,239	43,359,281
Schindler Holding AG, Participation Certificates, NVS	6,480	2,097,805
Schindler Holding AG, Registered	3,309	1,031,090
SGS SA, Registered	941	3,045,710
Siemens Energy AG(a)	66,082	1,797,750
Sika AG, Registered	22,920	8,074,038
Sonova Holding AG, Registered	9,145	3,590,646
STMicroelectronics NV	103,732	4,268,961
Straumann Holding AG, Registered	1,671	3,098,064
Swatch Group AG (The), Bearer	4,749	1,584,185
Swatch Group AG (The), Registered	7,436	482,922

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Swiss Life Holding AG, Registered	5,106	$2,633,689
Swiss Prime Site AG, Registered	12,502	1,331,249
Swiss Re AG	44,522	4,036,387
Swisscom AG, Registered	4,041	2,428,648
Temenos AG, Registered	10,884	1,728,906
UBS Group AG, Registered	585,465	9,645,990
Vifor Pharma AG	7,869	1,100,494
Zurich Insurance Group AG	23,419	9,441,949

		278,194,346

Taiwan — 4.3%
Accton Technology Corp.	107,000	1,252,619
Acer Inc.	542,792	529,881
Advantech Co. Ltd.	52,793	689,059
Airtac International Group	20,000	646,309
ASE Technology Holding Co. Ltd.	529,762	2,331,133
Asia Cement Corp.	306,440	568,841
ASMedia Technology Inc.	5,000	351,914
Asustek Computer Inc.	102,000	1,282,408
AU Optronics Corp.	1,405,000	1,041,438
Catcher Technology Co. Ltd.	99,000	656,263
Cathay Financial Holding Co. Ltd.	1,246,281	2,425,653
Chailease Holding Co. Ltd.	183,880	1,525,952
Chang Hwa Commercial Bank Ltd.	949,137	562,470
Cheng Shin Rubber Industry Co. Ltd.	314,000	485,290
China Development Financial Holding Corp.	2,175,000	1,099,404
China Life Insurance Co. Ltd.	482,200	454,730
China Steel Corp.	1,848,288	2,410,480
Chunghwa Telecom Co. Ltd.	529,000	2,182,899
Compal Electronics Inc.	678,000	524,451
CTBC Financial Holding Co. Ltd.	2,611,036	2,138,184
Delta Electronics Inc.	296,000	3,049,967
E.Sun Financial Holding Co. Ltd.	1,801,312	1,708,442
Eclat Textile Co. Ltd.	30,000	654,989
Evergreen Marine Corp. Taiwan Ltd.(a)	403,000	1,916,679
Far Eastern New Century Corp.	470,000	498,068
Far EasTone Telecommunications Co. Ltd.	268,000	580,845
Feng TAY Enterprise Co. Ltd.	57,600	476,563
First Financial Holding Co. Ltd.	1,683,978	1,370,771
Formosa Chemicals & Fibre Corp.	472,340	1,390,894
Formosa Petrochemical Corp.	163,000	567,951
Formosa Plastics Corp.	591,960	2,117,480
Foxconn Technology Co. Ltd.	172,000	380,469
Fubon Financial Holding Co. Ltd.	998,000	2,682,783
Giant Manufacturing Co. Ltd.	49,000	564,307
Globalwafers Co. Ltd.	34,000	1,033,027
Hiwin Technologies Corp.	42,193	485,471
Hon Hai Precision Industry Co. Ltd.	1,967,377	7,774,523
Hotai Motor Co. Ltd.	46,000	973,755
Hua Nan Financial Holdings Co. Ltd.	1,362,559	941,499
Innolux Corp.	1,377,688	924,641
Inventec Corp.	414,000	347,855
Largan Precision Co. Ltd.	15,000	1,578,471
Lite-On Technology Corp.	351,000	806,749
MediaTek Inc.	236,000	7,716,692
Mega Financial Holding Co. Ltd.	1,462,195	1,731,768
Micro-Star International Co. Ltd.	112,000	595,026
Nan Ya Plastics Corp.	764,840	2,386,958
Nan Ya Printed Circuit Board Corp.	36,000	514,398
Nanya Technology Corp.	193,000	502,124
Nien Made Enterprise Co. Ltd.	33,000	554,047

Security	Shares	Value

Taiwan (continued)
Novatek Microelectronics Corp.	89,000	$1,637,184
Oneness Biotech Co. Ltd.(a)	35,000	241,552
Pegatron Corp.	400,000	964,318
Phison Electronics Corp.	26,000	444,335
Pou Chen Corp.	288,000	364,256
Powertech Technology Inc.	125,000	495,341
President Chain Store Corp.	66,000	662,928
Quanta Computer Inc.	450,000	1,246,564
Realtek Semiconductor Corp.	72,000	1,520,193
Shanghai Commercial & Savings Bank Ltd. (The)	531,000	794,303
Shin Kong Financial Holding Co. Ltd.	1,844,127	605,450
SinoPac Financial Holdings Co. Ltd.	1,800,600	906,472
Synnex Technology International Corp.	209,750	398,385
Taishin Financial Holding Co. Ltd.	1,646,868	999,347
Taiwan Business Bank	1,140,716	387,112
Taiwan Cement Corp.	708,738	1,336,615
Taiwan Cooperative Financial Holding Co. Ltd.	1,564,968	1,223,392
Taiwan High Speed Rail Corp.	627,000	681,532
Taiwan Mobile Co. Ltd.	234,000	870,231
Taiwan Semiconductor Manufacturing Co. Ltd.	3,898,000	81,466,235
Unimicron Technology Corp.	189,000	993,058
Uni-President Enterprises Corp.	760,972	1,995,750
United Microelectronics Corp.	1,864,000	3,897,897
Vanguard International Semiconductor Corp.	151,000	625,629
Walsin Technology Corp.	54,000	388,883
Wan Hai Lines Ltd.	89,000	714,401
Win Semiconductors Corp.	50,000	620,484
Winbond Electronics Corp.	552,000	680,862
Wistron Corp.	480,000	477,322
Wiwynn Corp.	15,000	504,311
WPG Holdings Ltd.	283,000	553,240
Yageo Corp.	56,000	1,129,332
Yang Ming Marine Transport Corp.(a)	255,000	1,074,464
Yuanta Financial Holding Co. Ltd.	1,726,829	1,570,565
Zhen Ding Technology Holding Ltd.	101,000	378,708

		182,837,241

Thailand — 0.4%
Advanced Info Service PCL, NVDR	194,200	1,061,047
Airports of Thailand PCL, NVDR	731,600	1,258,876
Asset World Corp. PCL, NVDR(a)	1,300,500	145,095
B Grimm Power PCL, NVDR	145,300	174,779
Bangkok Bank PCL, Foreign	92,000	286,811
Bangkok Commercial Asset Management PCL, NVDR	339,900	170,641
Bangkok Dusit Medical Services PCL, NVDR	1,523,100	1,043,242
Bangkok Expressway & Metro PCL, NVDR(b)	2,301,200	535,831
Berli Jucker PCL, NVDR(b)	286,400	296,559
BTS Group Holdings PCL, NVDR	2,599,400	672,426
Central Pattana PCL, NVDR	446,500	639,668
Charoen Pokphand Foods PCL, NVDR(b)	947,300	749,108
CP ALL PCL, NVDR	936,900	1,683,012
Delta Electronics Thailand PCL, NVDR	54,000	961,928
Global Power Synergy PCL, NVDR	131,400	307,151
Indorama Ventures PCL, NVDR(b)	401,788	443,767
Intouch Holdings PCL, NVDR	488,300	958,503
Krungthai Card PCL, NVDR(b)	145,800	274,108
Land & Houses PCL, NVDR	1,192,000	282,963
Minor International PCL, NVDR(a)(b)	618,520	559,456
Osotspa PCL, NVDR	178,800	191,900
PTT Exploration & Production PCL, NVDR	225,799	707,182

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
PTT Global Chemical PCL, NVDR	375,101	$648,102
PTT PCL, NVDR	1,770,300	1,872,090
Siam Cement PCL (The), NVDR	121,200	1,528,111
Siam Commercial Bank PCL (The), NVDR	210,000	597,616
Srisawad Corp. PCL, NVDR(b)	149,900	292,072
Thai Oil PCL, NVDR	279,200	373,710
True Corp. PCL, NVDR(b)	2,646,334	259,354

		18,975,108

Turkey — 0.1%
Akbank TAS	445,571	278,317
Aselsan Elektronik Sanayi Ve Ticaret AS	101,468	186,775
BIM Birlesik Magazalar AS	73,109	550,096
Eregli Demir ve Celik Fabrikalari TAS	286,815	681,355
Ford Otomotiv Sanayi AS	10,779	220,750
KOC Holding AS	120,156	293,189
Turkcell Iletisim Hizmetleri AS	216,428	395,891
Turkiye Garanti Bankasi AS	383,453	387,731
Turkiye Is Bankasi AS, Class C	211,927	132,627
Turkiye Petrol Rafinerileri AS(a)	23,322	259,733

		3,386,464

United Arab Emirates — 0.2%
Abu Dhabi Commercial Bank PJSC	500,746	957,009
Abu Dhabi Islamic Bank PJSC	116,183	174,792
Aldar Properties PJSC	736,124	794,510
Emaar Properties PJSC	720,585	778,913
Emirates NBD Bank PJSC	401,025	1,462,977
Emirates Telecommunications Group Co. PJSC	343,460	2,131,927
First Abu Dhabi Bank PJSC	599,243	2,704,885

		9,005,013

United Kingdom — 7.8%
3i Group PLC	158,223	2,812,129
Abrdn PLC	387,991	1,530,599
Admiral Group PLC	27,841	1,315,168
Anglo American PLC	195,120	8,646,540
Antofagasta PLC	52,178	1,083,384
Ashtead Group PLC	73,222	5,479,161
Associated British Foods PLC	57,143	1,588,968
AstraZeneca PLC	244,340	28,077,078
Auto Trader Group PLC(a)(c)	160,584	1,454,917
AVEVA Group PLC	18,878	1,030,023
Aviva PLC	609,237	3,271,992
BAE Systems PLC	508,147	4,074,090
Barclays PLC	2,770,007	6,700,868
Barratt Developments PLC	167,655	1,638,436
Berkeley Group Holdings PLC	19,448	1,309,394
BP PLC	3,202,866	12,856,385
British American Tobacco PLC	346,982	12,905,090
British Land Co. PLC (The)	154,120	1,091,159
BT Group PLC(a)	1,377,542	3,318,134
Bunzl PLC	55,726	2,064,494
Burberry Group PLC	66,396	1,904,470
Coca-Cola Europacific Partners PLC	33,129	2,055,986
Compass Group PLC(a)	277,730	5,868,402
Croda International PLC	22,182	2,596,653
DCC PLC	17,270	1,445,902
Diageo PLC	373,129	18,502,070
Direct Line Insurance Group PLC	163,305	675,058
Entain PLC(a)	93,923	2,368,390
Evraz PLC	87,534	747,879

Security	Shares	Value

United Kingdom (continued)
Experian PLC	146,452	$6,447,667
Ferguson PLC	36,373	5,099,098
GlaxoSmithKline PLC	800,105	15,797,138
Halma PLC	62,203	2,496,890
Hargreaves Lansdown PLC	50,319	1,141,273
Hikma Pharmaceuticals PLC	24,129	887,258
HSBC Holdings PLC	3,207,417	17,705,564
Imperial Brands PLC	151,824	3,250,598
Informa PLC(a)	231,232	1,588,869
InterContinental Hotels Group PLC(a)	28,773	1,900,273
Intertek Group PLC	25,642	1,837,145
J Sainsbury PLC	289,723	1,140,879
JD Sports Fashion PLC	73,522	916,098
Johnson Matthey PLC	31,587	1,305,626
Kingfisher PLC	340,632	1,749,632
Land Securities Group PLC	93,058	915,912
Legal & General Group PLC	896,284	3,246,760
Lloyds Banking Group PLC	11,152,568	7,051,400
London Stock Exchange Group PLC	50,801	5,297,086
M&G PLC	415,861	1,302,161
Melrose Industries PLC	780,782	1,735,109
Mondi PLC	77,710	2,154,412
National Grid PLC	556,134	7,110,794
Natwest Group PLC	775,898	2,177,726
Next PLC(a)	21,404	2,344,670
NMC Health PLC(a)(d)	14,180	0	(e)
Ocado Group PLC(a)	74,890	1,929,730
Pearson PLC	118,296	1,425,522
Persimmon PLC	52,573	2,120,669
Phoenix Group Holdings PLC	37,175	350,331
Prudential PLC	415,042	7,794,002
Reckitt Benckiser Group PLC	112,602	8,614,016
RELX PLC	304,870	8,961,436
Rentokil Initial PLC	304,391	2,397,835
Rolls-Royce Holdings PLC(a)	1,316,660	1,818,466
Sage Group PLC (The)	182,831	1,782,125
Schroders PLC	13,507	685,941
Segro PLC	178,336	3,014,634
Severn Trent PLC	32,224	1,252,597
Smith & Nephew PLC	148,901	3,038,590
Smiths Group PLC	51,423	1,111,064
Spirax-Sarco Engineering PLC	10,928	2,276,835
SSE PLC	167,328	3,354,840
St. James’s Place PLC	74,936	1,650,989
Standard Chartered PLC	423,468	2,538,608
Taylor Wimpey PLC	561,204	1,283,062
Tesco PLC	1,196,682	3,874,141
Unilever PLC	420,499	24,200,379
United Utilities Group PLC	114,721	1,708,137
Vodafone Group PLC	4,213,585	6,775,241
Whitbread PLC(a)	31,926	1,349,377
Wm Morrison Supermarkets PLC	395,636	1,471,624
WPP PLC	203,798	2,635,726

		334,428,774

Total Common Stocks — 98.5% (Cost: $3,550,721,916)		4,226,451,152

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Brazil — 0.4%
Alpargatas SA, Preference Shares, NVS	20,838	$205,889
Banco Bradesco SA, Preference Shares, NVS	848,684	3,951,536
Bradespar SA, Preference Shares, NVS	38,830	551,407
Braskem SA, Class A, Preference Shares, NVS	30,750	340,962
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	102,471	797,811
Cia. Energetica de Minas Gerais, Preference Shares, NVS	209,306	479,838
Gerdau SA, Preference Shares, NVS	188,280	1,113,430
Itau Unibanco Holding SA, Preference Shares, NVS	762,285	4,434,740
Itausa SA, Preference Shares, NVS	658,306	1,411,852
Petroleo Brasileiro SA, Preference Shares, NVS	708,590	3,661,145

		16,948,610

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	22,567	1,077,968

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	93,637	671,250

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares, NVS	10,064	863,833
Fuchs Petrolub SE, Preference Shares, NVS	11,411	568,593
Henkel AG & Co. KGaA, Preference Shares, NVS	29,376	2,978,274
Porsche Automobil Holding SE, Preference Shares, NVS	24,688	2,672,011
Sartorius AG, Preference Shares, NVS	4,449	2,691,256
Volkswagen AG, Preference Shares, NVS	29,927	7,289,333

		17,063,300

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	957,927	446,613

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS	1,039,600	542,671

South Korea — 0.2%
Hyundai Motor Co.
Preference Shares, NVS	3,847	355,468
Series 2, Preference Shares, NVS	5,981	542,664
LG Chem Ltd., Preference Shares, NVS	1,178	392,940
LG Household & Health Care Ltd., Preference Shares, NVS	309	180,731
Samsung Electronics Co. Ltd., Preference Shares, NVS	129,385	8,122,255

		9,594,058

Total Preferred Stocks — 1.1% (Cost: $32,578,716)		46,344,470

Security		Shares/ Par	Value

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 07/22/22)		909,790	$0	(e)

Total Warrants — 0.0% (Cost: $0)			0	(e)

Corporate Bonds & Notes

India — 0.0%
Britannia Industries Ltd., Series N3, 5.50%, 06/03/24	INR	565,007	7,616

Total Corporate Bonds & Notes — 0.0% (Cost: $7,764)			7,616

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(g)(h)(i)		20,131,853	20,141,919
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(g)(h)		4,700,000	4,700,000

			24,841,919

Total Short-Term Investments — 0.6% (Cost: $24,827,692)			24,841,919

Total Investments in Securities — 100.2% (Cost: $3,608,136,088)			4,297,645,157

Other Assets, Less Liabilities — (0.2)%			(7,264,505)

Net Assets — 100.0%			$4,290,380,652

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$125,859,057	$—	$(105,662,435	)(a)	$(37,378)	$(17,325)	$20,141,919	20,131,853	$452,836	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,750,000	—	(2,050,000	)(a)	—	—	4,700,000	4,700,000	2,475		—
iShares MSCI India ETF(c)	69,993,668	16,308,577	(105,190,873)		15,666,768	3,221,860	—	—	74,359		—

					$15,629,390	$3,204,535	$24,841,919		$529,670		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	91	09/17/21	$10,553	$(106,223)
MSCI Emerging Markets E-Mini Index	75	09/17/21	4,792	(298,529)

				$(404,752)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$404,752

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$5,185,491

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(722,318)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,725,149

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI ACWI ex U.S. ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total

Investments
Assets
Common Stocks	$578,967,420	$3,647,407,144		$76,588	$4,226,451,152
Preferred Stocks	18,697,828	27,646,642		—	46,344,470
Warrants	—	0	(a)	—	0	(a)
Corporate Bonds & Notes	—	7,616		—	7,616
Money Market Funds	24,841,919	—		—	24,841,919

	$622,507,167	$3,675,061,402		$76,588	$4,297,645,157

Derivative financial instruments(b)
Liabilities
Futures Contracts	$(404,752)	$—		$—	$(404,752)

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments July 31, 2021	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.1%
Afterpay Ltd.(a)	723,274	$51,412,015
AGL Energy Ltd.	2,070,329	10,963,706
Ampol Ltd.	791,873	16,485,349
APA Group	3,934,626	27,609,211
Aristocrat Leisure Ltd.	1,915,682	58,706,439
ASX Ltd.	646,754	36,638,342
Aurizon Holdings Ltd.	6,192,670	17,574,204
AusNet Services Ltd.	6,327,607	8,462,412
Australia & New Zealand Banking Group Ltd.	9,484,448	193,089,856
BHP Group Ltd.	9,818,789	385,670,314
BHP Group PLC	7,039,726	227,920,533
BlueScope Steel Ltd.	1,680,247	29,796,357
Brambles Ltd.	4,898,147	41,936,317
Cochlear Ltd.	218,988	39,619,065
Coles Group Ltd.	4,446,108	57,219,364
Commonwealth Bank of Australia	5,913,224	433,487,002
Computershare Ltd.	1,809,388	20,803,782
Crown Resorts Ltd.(a)	1,237,601	7,851,796
CSL Ltd.	1,516,595	322,868,792
Dexus/AU	3,621,983	27,360,642
Domino’s Pizza Enterprises Ltd.	201,261	17,316,537
Endeavour Group Ltd./Australia(a)	4,468,628	21,741,781
Evolution Mining Ltd.	5,685,229	17,290,347
Fortescue Metals Group Ltd.	5,644,358	103,137,111
Glencore PLC	33,308,354	149,592,810
Goodman Group	5,541,884	92,173,508
GPT Group (The)	6,495,675	22,271,749
Insurance Australia Group Ltd.	8,210,194	29,278,801
James Hardie Industries PLC	1,480,450	49,948,224
Lendlease Corp. Ltd.	2,287,335	20,530,658
Macquarie Group Ltd.	1,145,684	132,290,339
Magellan Financial Group Ltd.	460,529	16,615,480
Medibank Pvt Ltd.	9,193,423	22,421,688
Mirvac Group	13,130,053	27,558,681
National Australia Bank Ltd.	10,989,646	209,569,708
Newcrest Mining Ltd.	2,723,607	52,640,631
Northern Star Resources Ltd.	3,686,077	27,465,582
Oil Search Ltd.	6,594,401	18,431,266
Orica Ltd.	1,352,757	12,338,150
Origin Energy Ltd.	5,860,058	17,704,619
Qantas Airways Ltd.(a)	3,070,972	10,352,317
QBE Insurance Group Ltd.	4,926,433	39,479,944
Ramsay Health Care Ltd.	609,839	28,841,610
REA Group Ltd.	176,401	21,013,561
Reece Ltd.	965,967	16,757,347
Rio Tinto Ltd.	1,237,297	121,267,430
Rio Tinto PLC	3,740,678	317,734,699
Santos Ltd.	6,248,054	29,483,833
Scentre Group	17,295,121	33,020,556
Seek Ltd.	1,118,518	24,195,709
Sonic Healthcare Ltd.	1,512,031	44,675,063
South32 Ltd.	15,931,256	34,910,022
Stockland	7,961,031	25,746,902
Suncorp Group Ltd.	4,268,360	36,250,579
Sydney Airport(a)	4,413,664	25,396,991
Tabcorp Holdings Ltd.	7,393,814	26,988,211
Telstra Corp. Ltd.	13,832,417	38,529,142
Transurban Group	9,126,006	96,259,166

Security	Shares	Value

Australia (continued)
Treasury Wine Estates Ltd.	2,408,685	$21,128,301
Vicinity Centres	12,861,538	14,696,720
Washington H Soul Pattinson & Co. Ltd.	359,803	8,662,577
Wesfarmers Ltd.	3,779,192	170,391,077
Westpac Banking Corp.	12,227,748	219,640,236
WiseTech Global Ltd.	485,857	11,020,489
Woodside Petroleum Ltd.	3,208,042	51,533,861
Woolworths Group Ltd.	4,217,570	120,648,734

		4,664,418,245

Austria — 0.2%
Erste Group Bank AG	930,922	36,073,761
OMV AG	491,117	26,517,251
Raiffeisen Bank International AG	492,159	11,636,974
Verbund AG	227,291	20,965,258
voestalpine AG	387,166	17,080,079

		112,273,323

Belgium — 0.8%
Ageas SA/NV	583,670	30,821,089
Anheuser-Busch InBev SA/NV	2,539,678	160,284,416
Elia Group SA/NV(b)	103,297	12,208,764
Etablissements Franz Colruyt NV	181,591	10,324,828
Groupe Bruxelles Lambert SA	376,475	43,802,563
KBC Group NV	833,328	67,101,786
Proximus SADP	505,463	10,387,402
Sofina SA	51,430	24,114,684
Solvay SA	247,049	32,994,998
UCB SA	421,085	45,543,409
Umicore SA	656,732	40,761,212

		478,345,151

Denmark — 2.7%
Ambu A/S, Class B	559,319	20,692,933
AP Moller - Maersk A/S, Class A	10,566	28,247,190
AP Moller - Maersk A/S, Class B, NVS	20,436	56,714,443
Carlsberg A/S, Class B	343,348	63,445,697
Chr Hansen Holding A/S	352,382	31,692,465
Coloplast A/S, Class B	395,336	72,292,545
Danske Bank A/S	2,303,097	40,364,105
Demant A/S(a)	361,640	22,102,530
DSV Panalpina A/S	689,950	168,185,561
Genmab A/S(a)	218,470	98,743,817
GN Store Nord A/S	426,620	37,386,150
Novo Nordisk A/S, Class B	5,739,368	531,300,608
Novozymes A/S, Class B	693,719	54,501,888
Orsted A/S(c)	630,526	93,519,705
Pandora A/S	333,163	43,096,966
Rockwool International A/S, Class B	28,601	15,176,434
Tryg A/S	1,200,440	29,668,589
Vestas Wind Systems A/S	3,365,979	124,118,921

		1,531,250,547

Finland — 1.3%
Elisa OYJ	472,643	30,377,327
Fortum OYJ	1,481,663	40,820,215
Kesko OYJ, Class B	910,242	39,014,745
Kone OYJ, Class B	1,132,885	93,832,999
Neste OYJ	1,410,117	86,680,978
Nokia OYJ(a)	17,970,984	110,419,823
Nordea Bank Abp	10,799,085	126,461,694
Orion OYJ, Class B	352,551	15,006,498
Sampo OYJ, Class A	1,659,492	79,869,017

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Stora Enso OYJ, Class R	1,943,743	$38,489,371
UPM-Kymmene OYJ	1,776,216	72,585,741
Wartsila OYJ Abp	1,579,539	23,794,956

		757,353,364

France — 11.2%
Accor SA(a)	567,185	20,072,731
Aeroports de Paris(a)	98,653	11,958,372
Air Liquide SA	1,578,825	274,570,996
Airbus SE(a)	1,960,230	268,882,073
Alstom SA(a)	929,392	38,547,779
Amundi SA(c)	202,961	18,744,136
Arkema SA	204,817	26,070,012
Atos SE	330,569	15,808,699
AXA SA	6,448,568	166,998,721
BioMerieux	137,850	16,436,731
BNP Paribas SA	3,749,122	228,618,203
Bollore SA	2,951,737	16,495,256
Bouygues SA	761,834	29,362,177
Bureau Veritas SA	982,133	32,433,697
Capgemini SE	534,446	115,521,931
Carrefour SA	2,048,024	38,040,549
Cie. de Saint-Gobain	1,686,710	120,563,076
Cie. Generale des Etablissements Michelin SCA	564,700	92,239,399
CNP Assurances	571,025	9,706,386
Covivio	173,762	16,323,453
Credit Agricole SA	3,889,744	54,236,697
Danone SA	2,174,169	159,917,715
Dassault Aviation SA	8,323	9,909,792
Dassault Systemes SE	2,201,959	121,464,894
Edenred	822,264	47,770,194
Eiffage SA	277,514	28,291,067
Electricite de France SA	1,552,378	18,845,156
Engie SA	6,087,769	81,182,258
EssilorLuxottica SA	951,099	179,551,214
Eurazeo SE	132,038	12,789,378
Eurofins Scientific SE	445,034	53,231,543
Faurecia SE	391,374	17,467,999
Gecina SA	153,048	24,272,038
Getlink SE	1,468,540	23,523,931
Hermes International	105,562	161,380,638
Iliad SA	49,295	10,623,316
Ipsen SA	125,331	13,392,927
Kering SA	250,018	224,300,831
Klepierre SA	686,731	16,627,085
La Francaise des Jeux SAEM(c)	317,756	16,987,794
Legrand SA	891,428	100,460,245
L’Oreal SA	839,724	384,168,283
LVMH Moet Hennessy Louis Vuitton SE	925,321	740,873,988
Orange SA	6,629,486	73,780,430
Orpea SA	172,584	21,915,988
Pernod Ricard SA	698,287	154,116,478
Publicis Groupe SA	743,191	46,918,107
Remy Cointreau SA	75,952	16,684,451
Renault SA(a)	640,800	24,337,991
Safran SA	1,139,213	149,093,734
Sanofi	3,776,640	389,270,392
Sartorius Stedim Biotech	92,293	52,684,875
Schneider Electric SE	1,795,586	300,739,682
SCOR SE	527,692	14,736,655
SEB SA	92,499	15,369,463

Security	Shares	Value

France (continued)
Societe Generale SA	2,702,146	$79,134,237
Sodexo SA(a)	294,792	25,117,884
Suez SA	1,152,754	26,889,828
Teleperformance	195,429	82,431,281
Thales SA	355,479	37,309,203
TotalEnergies SE	8,327,218	363,122,578
Ubisoft Entertainment SA(a)	308,585	19,562,373
Unibail-Rodamco-Westfield(a)	415,190	34,558,670
Valeo	764,040	22,092,841
Veolia Environnement SA	1,796,580	58,923,201
Vinci SA	1,774,431	187,866,849
Vivendi SE	2,371,818	80,135,283
Wendel SE	89,148	12,513,246
Worldline SA(a)(c)	791,934	74,125,037

		6,422,094,117

Germany — 8.6%
adidas AG	634,605	230,332,025
Allianz SE, Registered	1,374,210	341,578,234
Aroundtown SA	3,332,679	26,085,111
BASF SE	3,061,373	240,557,850
Bayer AG, Registered	3,274,508	195,091,885
Bayerische Motoren Werke AG	1,103,577	109,730,054
Bechtle AG	91,216	18,834,523
Beiersdorf AG	335,777	39,881,463
Brenntag SE	514,962	51,434,048
Carl Zeiss Meditec AG, Bearer	134,230	29,894,712
Commerzbank AG(a)	3,342,736	21,527,026
Continental AG(a)	366,934	49,846,181
Covestro AG(c)	644,381	41,511,788
Daimler AG, Registered	2,852,692	254,572,582
Delivery Hero SE(a)(c)	522,599	78,124,658
Deutsche Bank AG, Registered(a)	6,893,869	86,905,873
Deutsche Boerse AG	633,287	105,672,759
Deutsche Lufthansa AG, Registered(a)(b)	993,144	11,216,935
Deutsche Post AG, Registered	3,303,916	223,910,230
Deutsche Telekom AG, Registered	11,104,406	230,462,479
Deutsche Wohnen SE	1,137,289	71,003,363
E.ON SE	7,483,191	91,994,649
Evonik Industries AG	699,091	24,307,470
Fresenius Medical Care AG & Co. KGaA	683,684	53,888,787
Fresenius SE & Co. KGaA	1,393,751	73,255,498
GEA Group AG	512,251	22,713,383
Hannover Rueck SE	200,981	33,781,565
HeidelbergCement AG	496,040	43,957,922
HelloFresh SE(a)	550,584	51,611,401
Henkel AG & Co. KGaA	345,886	31,449,660
Infineon Technologies AG	4,352,753	166,336,668
KION Group AG	240,713	25,562,266
Knorr-Bremse AG	241,960	27,399,466
LANXESS AG	276,269	20,008,363
LEG Immobilien SE	240,645	38,033,145
Merck KGaA	430,776	88,181,561
MTU Aero Engines AG	177,802	44,474,912
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	466,962	125,997,529
Nemetschek SE	191,902	16,934,930
Puma SE	352,491	43,239,856
Rational AG	17,100	18,620,573
RWE AG	2,137,480	75,999,524
SAP SE	3,480,508	499,491,999

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Scout24 AG(c)	298,872	$25,593,660
Siemens AG, Registered	2,549,814	397,855,156
Siemens Healthineers AG(c)	896,201	59,168,362
Symrise AG	428,826	63,229,919
TeamViewer AG(a)(c)	537,288	18,064,426
Telefonica Deutschland Holding AG	3,485,864	9,396,342
Uniper SE	303,869	11,863,941
United Internet AG, Registered(d)	322,329	13,340,331
Volkswagen AG	108,470	35,999,688
Vonovia SE	1,791,846	119,299,166
Zalando SE(a)(c)	723,189	80,355,197

		4,909,581,094

Hong Kong — 3.1%
AIA Group Ltd.	40,313,600	482,382,889
Bank of East Asia Ltd. (The)	4,415,240	7,274,675
BOC Hong Kong Holdings Ltd.	12,345,000	39,643,270
Budweiser Brewing Co. APAC Ltd.(c)	5,753,200	16,056,105
Chow Tai Fook Jewellery Group Ltd.	6,702,800	14,052,387
CK Asset Holdings Ltd.	6,694,684	45,548,588
CK Hutchison Holdings Ltd.	9,006,684	65,805,542
CK Infrastructure Holdings Ltd.	2,213,792	13,364,402
CLP Holdings Ltd.	5,475,000	56,455,023
ESR Cayman Ltd.(a)(c)	6,645,400	23,357,363
Futu Holdings Ltd., ADR(a)(b)	167,225	17,133,873
Galaxy Entertainment Group Ltd.(a)	7,243,000	49,086,084
Hang Lung Properties Ltd.	6,735,000	17,432,795
Hang Seng Bank Ltd.(b)	2,550,100	48,838,111
Henderson Land Development Co. Ltd.	4,847,764	21,659,315
HK Electric Investments & HK Electric Investments Ltd., Class SS	8,909,000	9,035,521
HKT Trust & HKT Ltd., Class SS	12,674,440	17,228,094
Hong Kong & China Gas Co. Ltd.	37,319,513	60,694,135
Hong Kong Exchanges & Clearing Ltd.	3,993,900	255,248,889
Hongkong Land Holdings Ltd.(b)	3,898,900	17,689,216
Jardine Matheson Holdings Ltd.	720,900	42,890,403
Link REIT	6,939,058	66,312,054
Melco Resorts & Entertainment Ltd., ADR(a)	719,861	10,020,465
MTR Corp. Ltd.	5,153,500	30,553,296
New World Development Co. Ltd.	5,082,033	24,092,698
Power Assets Holdings Ltd.	4,626,500	29,911,205
Sands China Ltd.(a)	8,089,200	27,552,237
Sino Land Co. Ltd.	11,020,000	16,886,690
SJM Holdings Ltd.(a)	6,604,000	5,956,271
Sun Hung Kai Properties Ltd.	4,346,500	62,178,254
Swire Pacific Ltd., Class A	1,660,500	10,314,744
Swire Properties Ltd.	3,904,855	11,106,017
Techtronic Industries Co. Ltd.	4,580,033	81,672,438
WH Group Ltd.(c)	31,961,000	26,481,828
Wharf Real Estate Investment Co. Ltd.	5,566,912	31,441,247
Wynn Macau Ltd.(a)(b)	5,259,600	6,740,747
Xinyi Glass Holdings Ltd.	6,066,000	22,670,827

		1,784,767,698

Ireland — 0.7%
CRH PLC	2,616,700	130,780,198
Flutter Entertainment PLC, Class DI(a)	554,732	94,567,246
Kerry Group PLC, Class A	529,830	78,563,820
Kingspan Group PLC	514,547	55,953,812
Smurfit Kappa Group PLC	816,519	46,063,082

		405,928,158

Security	Shares	Value

Israel — 0.6%
Azrieli Group Ltd.	141,898	$11,301,397
Bank Hapoalim BM(a)	3,773,288	30,027,543
Bank Leumi Le-Israel BM(a)	4,842,633	37,003,460
Check Point Software Technologies Ltd.(a)	373,563	47,479,857
CyberArk Software Ltd.(a)(b)	128,704	18,279,829
Elbit Systems Ltd.	88,616	11,669,427
ICL Group Ltd.	2,340,751	17,057,274
Isracard Ltd.(a)	1	2
Israel Discount Bank Ltd., Class A(a)	3,868,006	18,119,679
Mizrahi Tefahot Bank Ltd.(a)	469,437	14,226,571
Nice Ltd.(a)	209,001	58,161,434
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	3,653,860	35,259,749
Wix.com Ltd.(a)(b)	185,487	55,393,838

		353,980,060

Italy — 2.1%
Amplifon SpA	415,823	20,535,205
Assicurazioni Generali SpA	3,670,519	73,183,294
Atlantia SpA(a)	1,655,891	30,035,333
CNH Industrial NV	3,411,550	56,964,572
DiaSorin SpA	84,159	17,080,450
Enel SpA	27,109,171	249,825,305
Eni SpA	8,408,766	99,438,803
Ferrari NV	419,463	91,416,924
FinecoBank Banca Fineco SpA(a)	2,031,698	36,380,438
Infrastrutture Wireless Italiane SpA(c)	1,116,754	12,615,048
Intesa Sanpaolo SpA	55,048,967	152,075,307
Mediobanca Banca di Credito Finanziario SpA(a)	2,072,069	24,252,361
Moncler SpA	645,552	44,338,244
Nexi SpA(a)(c)	1,464,709	31,381,797
Poste Italiane SpA(c)	1,743,506	23,070,904
Prysmian SpA	849,306	30,450,482
Recordati Industria Chimica e Farmaceutica SpA	349,189	21,597,912
Snam SpA	6,717,985	40,635,938
Telecom Italia SpA/Milano	33,110,682	14,499,535
Tenaris SA	1,569,160	15,988,081
Terna SPA	4,689,640	37,218,822
UniCredit SpA	7,084,146	84,736,048

		1,207,720,803

Japan — 22.7%
ABC-Mart Inc.	109,500	6,037,431
Acom Co. Ltd.	1,326,070	5,442,778
Advantest Corp.	665,600	58,759,802
Aeon Co. Ltd.	2,180,000	59,655,305
AGC Inc.	644,400	27,556,561
Aisin Corp.	492,100	19,922,130
Ajinomoto Co. Inc.	1,555,000	39,616,576
ANA Holdings Inc.(a)	531,100	12,445,361
Asahi Group Holdings Ltd.	1,520,900	68,432,177
Asahi Intecc Co. Ltd.	696,900	18,883,963
Asahi Kasei Corp.	4,179,700	45,579,280
Astellas Pharma Inc.	6,205,550	98,838,108
Azbil Corp.	410,100	15,993,125
Bandai Namco Holdings Inc.	666,500	43,125,304
Bridgestone Corp.	1,903,100	83,840,804
Brother Industries Ltd.	784,200	15,959,195
Canon Inc.	3,334,200	76,780,155
Capcom Co. Ltd.	585,100	16,087,815
Casio Computer Co. Ltd.	645,500	10,521,012
Central Japan Railway Co.	480,400	69,881,221

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Chiba Bank Ltd. (The)	1,775,200	$10,098,543
Chubu Electric Power Co. Inc.	2,144,600	25,736,419
Chugai Pharmaceutical Co. Ltd.	2,238,600	82,493,545
Concordia Financial Group Ltd.	3,645,800	13,051,186
Cosmos Pharmaceutical Corp.	66,500	11,288,542
CyberAgent Inc.	1,349,200	24,283,499
Dai Nippon Printing Co. Ltd.	754,200	17,772,973
Daifuku Co. Ltd.	337,800	30,270,008
Dai-ichi Life Holdings Inc.	3,396,452	62,511,822
Daiichi Sankyo Co. Ltd.	5,671,685	112,323,701
Daikin Industries Ltd.	830,400	173,414,633
Daito Trust Construction Co. Ltd.	218,500	25,671,541
Daiwa House Industry Co. Ltd.	1,888,400	57,898,737
Daiwa House REIT Investment Corp.	6,602	19,656,110
Daiwa Securities Group Inc.	4,818,100	25,335,224
Denso Corp.	1,444,500	99,238,790
Dentsu Group Inc.	721,600	25,078,468
Disco Corp.	96,200	27,470,552
East Japan Railway Co.	1,007,700	67,135,361
Eisai Co. Ltd.	790,800	65,045,492
ENEOS Holdings Inc.	10,245,350	43,036,551
Fanuc Corp.	639,400	143,204,845
Fast Retailing Co. Ltd.	194,500	131,910,473
Fuji Electric Co. Ltd.	423,300	18,525,032
FUJIFILM Holdings Corp.	1,200,700	86,165,608
Fujitsu Ltd.	655,500	111,520,478
GLP J-REIT	13,778	24,678,702
GMO Payment Gateway Inc.	137,900	17,726,686
Hakuhodo DY Holdings Inc.	779,320	11,853,859
Hamamatsu Photonics KK	467,900	26,015,496
Hankyu Hanshin Holdings Inc.	763,900	22,589,100
Harmonic Drive Systems Inc.	145,100	8,026,496
Hikari Tsushin Inc.	69,600	12,049,896
Hino Motors Ltd.	961,700	8,430,924
Hirose Electric Co. Ltd.	107,848	16,156,339
Hisamitsu Pharmaceutical Co. Inc.	169,900	7,441,685
Hitachi Construction Machinery Co. Ltd.	359,900	10,169,143
Hitachi Ltd.	3,226,000	185,556,875
Hitachi Metals Ltd.(a)	712,600	13,916,378
Honda Motor Co. Ltd.	5,433,900	174,525,267
Hoshizaki Corp.	180,500	15,157,107
Hoya Corp.	1,242,700	175,431,347
Hulic Co. Ltd.	895,800	10,191,282
Ibiden Co. Ltd.	353,100	18,705,536
Idemitsu Kosan Co. Ltd.	697,183	16,411,589
Iida Group Holdings Co. Ltd.	488,780	11,794,602
Inpex Corp.	3,414,643	24,218,556
Isuzu Motors Ltd.	1,834,900	24,476,984
Ito En Ltd.	178,800	10,549,893
Itochu Corp.	3,961,900	117,269,204
Itochu Techno-Solutions Corp.	320,600	9,834,596
Japan Airlines Co. Ltd.(a)	479,400	9,994,242
Japan Exchange Group Inc.	1,702,000	38,712,001
Japan Metropolitan Fund Invest	23,317	24,425,383
Japan Post Bank Co. Ltd.	1,345,800	11,422,756
Japan Post Holdings Co. Ltd.	5,245,800	44,528,640
Japan Post Insurance Co. Ltd.	752,000	13,331,859
Japan Real Estate Investment Corp.	4,160	26,126,659
Japan Tobacco Inc.	3,999,700	78,155,314
JFE Holdings Inc.	1,639,475	19,935,603

Security	Shares	Value

Japan (continued)
JSR Corp.	678,700	$22,750,015
Kajima Corp.	1,500,800	19,319,481
Kakaku.com Inc.	446,500	12,184,611
Kansai Electric Power Co. Inc. (The)	2,344,800	22,118,196
Kansai Paint Co. Ltd.	590,200	14,494,962
Kao Corp.	1,606,500	96,729,486
KDDI Corp.	5,376,000	164,417,444
Keio Corp.	343,400	19,235,267
Keisei Electric Railway Co. Ltd.	429,700	12,797,569
Keyence Corp.	648,492	361,211,661
Kikkoman Corp.	484,800	29,687,657
Kintetsu Group Holdings Co. Ltd.(a)	573,200	19,368,973
Kirin Holdings Co. Ltd.	2,738,500	50,089,350
Kobayashi Pharmaceutical Co. Ltd.	177,500	14,158,282
Kobe Bussan Co. Ltd.	455,500	15,336,850
Koei Tecmo Holdings Co. Ltd.	195,400	9,180,549
Koito Manufacturing Co. Ltd.	349,000	21,358,991
Komatsu Ltd.	2,918,500	73,134,770
Konami Holdings Corp.	310,000	17,169,518
Kose Corp.	111,400	17,602,405
Kubota Corp.	3,424,100	71,602,926
Kurita Water Industries Ltd.	328,700	15,964,480
Kyocera Corp.	1,069,800	66,104,943
Kyowa Kirin Co. Ltd.	900,000	29,296,022
Lasertec Corp.	251,700	47,252,037
Lawson Inc.	168,000	8,443,694
Lion Corp.	745,500	12,903,994
Lixil Corp.	888,680	24,252,142
M3 Inc.	1,470,600	96,187,059
Makita Corp.	746,000	38,791,213
Marubeni Corp.	5,211,200	44,354,659
Mazda Motor Corp.(a)	1,899,600	18,739,367
McDonald’s Holdings Co. Japan Ltd.(b)	265,400	11,960,484
Medipal Holdings Corp.	609,300	11,475,068
MEIJI Holdings Co. Ltd.	407,504	25,224,800
Mercari Inc.(a)	340,000	17,795,864
Minebea Mitsumi Inc.	1,210,100	32,673,793
Misumi Group Inc.	947,000	33,007,827
Mitsubishi Chemical Holdings Corp.	4,269,200	35,822,446
Mitsubishi Corp.	4,209,200	118,062,853
Mitsubishi Electric Corp.	6,083,300	82,533,586
Mitsubishi Estate Co. Ltd.	3,942,000	61,837,826
Mitsubishi Gas Chemical Co. Inc.	525,400	10,944,550
Mitsubishi HC Capital Inc.	2,206,500	12,034,968
Mitsubishi Heavy Industries Ltd.	1,068,500	30,872,404
Mitsubishi UFJ Financial Group Inc.	40,742,980	215,232,008
Mitsui & Co. Ltd.	5,150,900	118,225,553
Mitsui Chemicals Inc.	612,500	19,531,957
Mitsui Fudosan Co. Ltd.	3,056,500	71,483,150
Miura Co. Ltd.	291,400	12,867,856
Mizuho Financial Group Inc.	8,040,416	114,894,404
MonotaRO Co. Ltd.	837,300	19,260,192
MS&AD Insurance Group Holdings Inc.	1,482,588	45,828,349
Murata Manufacturing Co. Ltd.	1,914,700	158,892,768
Nabtesco Corp.	374,200	14,173,362
NEC Corp.	818,100	41,491,594
Nexon Co. Ltd.	1,625,900	33,454,698
NGK Insulators Ltd.	856,600	13,718,326
NH Foods Ltd.	275,500	11,112,049
Nidec Corp.	1,490,600	167,310,153

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nihon M&A Center Inc.	1,010,000	$28,127,500
Nintendo Co. Ltd.	373,000	191,760,392
Nippon Building Fund Inc.	4,954	32,015,960
Nippon Express Co. Ltd.	256,600	18,744,562
Nippon Paint Holdings Co. Ltd.	2,370,100	30,252,395
Nippon Prologis REIT Inc.	6,895	23,026,285
Nippon Sanso Holdings Corp.	503,700	11,149,925
Nippon Shinyaku Co. Ltd.	163,400	12,292,819
Nippon Steel Corp.	2,852,335	49,480,303
Nippon Telegraph & Telephone Corp.	4,290,600	109,874,172
Nippon Yusen KK	537,500	29,042,202
Nissan Chemical Corp.	411,700	20,178,924
Nissan Motor Co. Ltd.(a)	7,734,000	44,886,877
Nisshin Seifun Group Inc.	657,397	10,598,941
Nissin Foods Holdings Co. Ltd.	210,700	14,993,485
Nitori Holdings Co. Ltd.	266,800	50,712,282
Nitto Denko Corp.	502,700	37,349,817
Nomura Holdings Inc.	10,242,500	51,290,160
Nomura Real Estate Holdings Inc.	385,400	9,556,550
Nomura Real Estate Master Fund Inc.	14,166	22,509,419
Nomura Research Institute Ltd.	1,174,271	37,787,849
NSK Ltd.	1,282,300	10,582,645
NTT Data Corp.	2,103,855	32,587,730
Obayashi Corp.	2,168,200	17,729,920
Obic Co. Ltd.	232,300	40,827,508
Odakyu Electric Railway Co. Ltd.	983,500	23,472,340
Oji Holdings Corp.	2,696,600	15,547,200
Olympus Corp.	3,884,000	79,930,179
Omron Corp.	618,700	52,945,268
Ono Pharmaceutical Co. Ltd.	1,233,400	28,156,243
Oracle Corp. Japan	128,800	9,621,365
Oriental Land Co. Ltd.	666,700	91,338,135
ORIX Corp.	4,069,400	71,195,768
Orix JREIT Inc.	8,734	16,665,197
Osaka Gas Co. Ltd.	1,251,700	23,385,150
Otsuka Corp.	380,800	19,786,600
Otsuka Holdings Co. Ltd.	1,302,500	51,773,148
Pan Pacific International Holdings Corp.	1,372,500	28,649,613
Panasonic Corp.	7,360,168	88,874,491
PeptiDream Inc.(a)	318,500	13,145,043
Persol Holdings Co. Ltd.	592,200	11,947,856
Pigeon Corp.	384,000	11,056,596
Pola Orbis Holdings Inc.	304,600	7,281,275
Rakuten Group Inc.	2,886,400	31,762,100
Recruit Holdings Co. Ltd.	4,522,200	234,388,425
Renesas Electronics Corp.(a)	4,174,000	45,303,086
Resona Holdings Inc.	7,121,000	26,737,065
Ricoh Co. Ltd.	2,236,400	24,436,797
Rinnai Corp.	120,800	11,222,258
Rohm Co. Ltd.	292,100	28,496,697
Ryohin Keikaku Co. Ltd.	840,800	17,056,617
Santen Pharmaceutical Co. Ltd.	1,197,200	16,221,873
SBI Holdings Inc.	813,480	19,473,047
SCSK Corp.	173,100	10,432,725
Secom Co. Ltd.	700,400	53,013,658
Seiko Epson Corp.	929,600	15,994,619
Sekisui Chemical Co. Ltd.	1,272,500	21,957,565
Sekisui House Ltd.	2,052,500	40,650,760
Seven & i Holdings Co. Ltd.	2,511,380	112,058,773
SG Holdings Co. Ltd.	1,067,900	28,714,792

Security	Shares	Value

Japan (continued)
Sharp Corp.	713,500	$10,958,976
Shimadzu Corp.	789,700	31,848,979
Shimano Inc.	247,200	63,278,007
Shimizu Corp.	1,841,900	13,564,752
Shin-Etsu Chemical Co. Ltd.	1,180,500	192,573,952
Shionogi & Co. Ltd.	882,400	46,471,317
Shiseido Co. Ltd.	1,333,200	89,105,323
Shizuoka Bank Ltd. (The)	1,483,200	10,711,167
SMC Corp.	190,900	113,485,015
Softbank Corp.	9,573,600	125,042,739
SoftBank Group Corp.	4,179,300	262,817,912
Sohgo Security Services Co. Ltd.	237,400	11,100,980
Sompo Holdings Inc.	1,057,150	43,704,766
Sony Group Corp.	4,203,200	439,093,482
Square Enix Holdings Co. Ltd.	285,000	14,787,714
Stanley Electric Co. Ltd.	432,200	11,277,370
Subaru Corp.	2,049,800	40,272,351
SUMCO Corp.	923,600	21,361,314
Sumitomo Chemical Co. Ltd.	4,970,000	25,871,411
Sumitomo Corp.	3,753,500	51,009,713
Sumitomo Dainippon Pharma Co. Ltd.	598,400	10,361,463
Sumitomo Electric Industries Ltd.	2,513,200	35,704,315
Sumitomo Metal Mining Co. Ltd.	824,000	33,394,547
Sumitomo Mitsui Financial Group Inc.	4,350,800	146,661,364
Sumitomo Mitsui Trust Holdings Inc.	1,125,760	36,954,033
Sumitomo Realty & Development Co. Ltd.	1,031,100	33,606,863
Suntory Beverage & Food Ltd.	462,100	16,202,350
Suzuki Motor Corp.	1,228,800	49,994,336
Sysmex Corp.	558,400	66,444,326
T&D Holdings Inc.	1,795,900	22,978,089
Taisei Corp.	637,200	21,474,509
Taisho Pharmaceutical Holdings Co. Ltd.	113,200	6,339,544
Takeda Pharmaceutical Co. Ltd.	5,254,210	174,894,341
TDK Corp.	432,400	49,336,836
Terumo Corp.	2,151,800	83,512,939
THK Co. Ltd.	400,300	11,468,284
TIS Inc.	747,900	19,397,722
Tobu Railway Co. Ltd.	627,500	16,317,496
Toho Co. Ltd.	374,100	16,286,267
Toho Gas Co. Ltd.	245,400	11,928,288
Tohoku Electric Power Co. Inc.	1,427,500	10,815,070
Tokio Marine Holdings Inc.	2,105,800	100,364,668
Tokyo Century Corp.	122,600	6,747,049
Tokyo Electric Power Co. Holdings Inc.(a)	5,074,600	13,524,795
Tokyo Electron Ltd.	497,800	205,305,375
Tokyo Gas Co. Ltd.	1,255,100	23,757,428
Tokyu Corp.	1,668,400	22,361,063
Toppan Inc.	876,100	14,861,344
Toray Industries Inc.	4,623,500	30,441,976
Toshiba Corp.	1,366,000	58,794,647
Tosoh Corp.	869,200	15,253,645
TOTO Ltd.	472,300	24,488,831
Toyo Suisan Kaisha Ltd.	294,800	11,254,675
Toyota Industries Corp.	488,400	40,969,457
Toyota Motor Corp.	7,069,264	634,646,537
Toyota Tsusho Corp.	707,600	33,409,237
Trend Micro Inc.	446,100	23,225,348
Tsuruha Holdings Inc.	131,600	15,537,336
Unicharm Corp.	1,346,000	54,024,847
United Urban Investment Corp.	9,874	14,524,443

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
USS Co. Ltd.	728,680	$12,684,812
Welcia Holdings Co. Ltd.	313,500	10,671,441
West Japan Railway Co.	542,000	29,448,167
Yakult Honsha Co. Ltd.	428,100	25,298,544
Yamada Holdings Co. Ltd.	2,248,350	10,622,215
Yamaha Corp.	447,500	24,797,764
Yamaha Motor Co. Ltd.	934,700	23,405,531
Yamato Holdings Co. Ltd.	971,400	27,995,868
Yaskawa Electric Corp.	799,700	39,598,501
Yokogawa Electric Corp.	758,700	11,671,980
Z Holdings Corp.	8,843,122	44,261,407
ZOZO Inc.	414,800	14,127,549

		13,001,805,344

Malta — 0.0%
BGP Holdings PLC, NVS(a)(e)	33,026,812	392

Netherlands — 6.0%
ABN AMRO Bank NV, CVA(a)(c)	1,412,030	16,459,494
Adyen NV(a)(c)	65,750	178,185,726
Aegon NV	5,969,531	25,415,868
Akzo Nobel NV	634,148	78,334,540
ArcelorMittal SA	2,389,247	83,445,459
Argenx SE(a)	152,729	46,639,744
ASM International NV	157,803	56,005,863
ASML Holding NV	1,398,223	1,068,778,949
Davide Campari-Milano NV	1,744,409	24,523,836
EXOR NV	361,355	29,687,386
Heineken Holding NV	384,397	37,814,257
Heineken NV	863,941	100,607,417
ING Groep NV	13,001,281	166,815,439
InPost SA(a)	665,093	13,041,151
JDE Peet’s NV	251,312	8,460,609
Just Eat Takeaway.com NV(a)(c)	598,423	53,140,370
Koninklijke Ahold Delhaize NV	3,485,375	108,342,310
Koninklijke DSM NV	574,471	115,802,625
Koninklijke KPN NV	11,172,774	36,662,019
Koninklijke Philips NV	3,036,622	140,016,929
Koninklijke Vopak NV	230,185	9,746,616
NN Group NV	935,720	46,520,593
Prosus NV	1,624,534	144,938,306
QIAGEN NV(a)	769,094	41,218,135
Randstad NV	398,344	28,900,089
Royal Dutch Shell PLC, Class A	13,669,802	274,776,066
Royal Dutch Shell PLC, Class B	12,353,046	244,085,951
Stellantis NV	6,759,366	129,621,068
Wolters Kluwer NV	891,656	101,651,765

		3,409,638,580

New Zealand — 0.3%
a2 Milk Co. Ltd. (The)(a)(b)	2,472,406	10,749,688
Auckland International Airport Ltd.(a)	4,178,839	21,083,701
Fisher & Paykel Healthcare Corp. Ltd.	1,920,210	42,267,428
Mercury NZ Ltd.	2,258,188	10,390,028
Meridian Energy Ltd.	4,264,990	15,507,049
Ryman Healthcare Ltd.	1,412,267	12,971,561
Spark New Zealand Ltd.	6,158,551	20,327,945
Xero Ltd.(a)	440,325	45,684,734

		178,982,134

Norway — 0.6%
Adevinta ASA(a)	911,609	17,527,863

Security	Shares	Value

Norway (continued)
DNB Bank ASA	3,100,504	$63,538,442
Equinor ASA	3,257,450	63,452,475
Gjensidige Forsikring ASA	664,596	15,208,018
Mowi ASA	1,464,401	37,312,608
Norsk Hydro ASA	4,483,953	29,831,708
Orkla ASA	2,505,489	22,755,854
Schibsted ASA, Class A	244,854	12,978,117
Schibsted ASA, Class B	323,959	14,975,506
Telenor ASA	2,325,186	40,370,209
Yara International ASA	580,981	30,621,490

		348,572,290

Portugal — 0.2%
EDP - Energias de Portugal SA	9,252,581	47,992,856
EDP Renovaveis SA	961,598	22,585,763
Galp Energia SGPS SA	1,665,681	16,243,247
Jeronimo Martins SGPS SA	836,452	17,041,735

		103,863,601

Singapore — 1.1%
Ascendas REIT	10,734,100	24,701,763
CapitaLand Integrated Commercial Trust	15,117,609	23,954,986
CapitaLand Ltd.	8,786,400	26,104,093
City Developments Ltd.	1,359,700	6,859,007
DBS Group Holdings Ltd.	6,007,200	134,419,186
Genting Singapore Ltd.	20,254,700	12,085,955
Keppel Corp. Ltd.	4,865,200	19,668,963
Mapletree Commercial Trust	7,153,700	11,389,164
Mapletree Logistics Trust(b)	9,963,094	15,512,227
Oversea-Chinese Banking Corp. Ltd.	11,184,498	101,188,765
Sea Ltd., ADR(a)	46,125	12,737,880
Singapore Airlines Ltd.(a)	4,479,400	16,793,335
Singapore Exchange Ltd.	2,670,800	23,369,452
Singapore Technologies Engineering Ltd.	5,222,700	15,423,568
Singapore Telecommunications Ltd.	27,397,985	45,921,405
United Overseas Bank Ltd.	3,927,100	75,924,904
UOL Group Ltd.	1,554,500	8,354,771
Venture Corp. Ltd.	919,200	12,893,478
Wilmar International Ltd.	6,412,800	20,537,331

		607,840,233

Spain — 2.4%
ACS Actividades de Construccion y Servicios SA	814,998	21,437,134
Aena SME SA(a)(c)	249,224	39,688,108
Amadeus IT Group SA(a)	1,497,000	98,174,423
Banco Bilbao Vizcaya Argentaria SA	22,214,958	142,208,561
Banco Santander SA	57,705,239	211,383,096
CaixaBank SA	14,816,884	44,004,788
Cellnex Telecom SA(c)	1,693,135	110,420,512
Enagas SA	827,058	18,995,465
Endesa SA	1,055,596	25,641,071
Ferrovial SA	1,596,215	47,367,932
Grifols SA	991,339	25,211,550
Iberdrola SA	19,725,768	237,401,265
Industria de Diseno Textil SA	3,635,827	123,314,030
Naturgy Energy Group SA	968,378	24,993,852
Red Electrica Corp. SA	1,438,398	28,492,872
Repsol SA	4,949,566	54,212,154
Siemens Gamesa Renewable Energy SA(a)	792,199	22,093,519
Telefonica SA	18,215,615	83,333,630

		1,358,373,962

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden — 3.6%
Alfa Laval AB	1,048,136	$43,771,101
Assa Abloy AB, Class B	3,340,749	107,158,782
Atlas Copco AB, Class A	2,238,221	151,583,533
Atlas Copco AB, Class B	1,300,635	73,951,942
Boliden AB	911,637	35,528,283
Electrolux AB, Series B	750,559	19,712,193
Embracer Group AB(a)	853,302	22,084,726
Epiroc AB, Class A	2,196,549	51,167,788
Epiroc AB, Class B	1,297,730	26,073,297
EQT AB	794,095	38,277,064
Essity AB, Class B	2,030,628	66,437,519
Evolution AB(c)	566,164	98,512,659
Fastighets AB Balder, Class B(a)	350,617	24,195,560
H & M Hennes & Mauritz AB, Class B(a)	2,433,212	50,870,474
Hexagon AB, Class B	6,569,918	108,755,787
Husqvarna AB, Class B	1,396,957	19,548,499
ICA Gruppen AB	334,566	16,537,084
Industrivarden AB, Class A	357,581	14,267,429
Industrivarden AB, Class C	531,418	20,342,660
Investment AB Latour, Class B	494,605	19,330,142
Investor AB, Class B	6,072,677	150,386,934
Kinnevik AB, Class B	807,335	35,196,416
L E Lundbergforetagen AB, Class B	252,909	18,047,066
Lundin Energy AB	665,948	20,760,502
Nibe Industrier AB, Class B	4,751,877	56,784,837
Sandvik AB	3,762,883	98,122,047
Securitas AB, Class B	1,041,451	18,364,351
Sinch AB.(a)(c)	1,685,841	33,996,207
Skandinaviska Enskilda Banken AB, Class A	5,424,653	73,368,103
Skanska AB, Class B	1,134,093	32,015,053
SKF AB, Class B	1,271,958	33,842,543
Svenska Cellulosa AB SCA, Class B	2,019,409	37,561,289
Svenska Handelsbanken AB, Class A	4,864,489	54,819,400
Swedbank AB, Class A	3,018,911	58,789,121
Swedish Match AB	5,403,910	48,391,836
Tele2 AB, Class B	1,667,972	24,500,855
Telefonaktiebolaget LM Ericsson, Class B	9,728,544	112,210,727
Telia Co. AB	8,833,347	38,745,774
Volvo AB, Class A	670,450	16,301,595
Volvo AB, Class B	4,765,045	112,368,139

		2,082,679,317

Switzerland — 10.3%
ABB Ltd., Registered	5,781,307	211,355,055
Adecco Group AG, Registered	516,522	30,932,512
Alcon Inc.	1,665,545	121,250,098
Baloise Holding AG, Registered	154,625	24,379,801
Banque Cantonale Vaudoise, Registered	100,159	8,941,389
Barry Callebaut AG, Registered	11,901	30,164,703
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	3,427	38,399,349
Chocoladefabriken Lindt & Spruengli AG, Registered	361	41,844,676
Cie. Financiere Richemont SA, Class A, Registered	1,739,873	222,650,133
Clariant AG, Registered	716,968	14,915,436
Coca-Cola HBC AG, Class DI	668,141	25,230,920
Credit Suisse Group AG, Registered	8,165,017	81,971,038
EMS-Chemie Holding AG, Registered	23,417	25,959,141
Geberit AG, Registered	123,462	101,371,893
Givaudan SA, Registered	30,776	153,610,485
Holcim Ltd.	1,745,005	102,294,191
Julius Baer Group Ltd.	746,334	49,259,504

Security	Shares	Value

Switzerland (continued)
Kuehne + Nagel International AG, Registered	180,002	$60,720,616
Logitech International SA, Registered	576,728	63,364,752
Lonza Group AG, Registered	248,211	193,263,375
Nestle SA, Registered	9,602,633	1,215,978,083
Novartis AG, Registered	7,400,643	684,399,496
Partners Group Holding AG	75,672	129,275,305
Roche Holding AG, Bearer	106,731	45,811,683
Roche Holding AG, NVS	2,341,705	904,628,912
Schindler Holding AG, Participation Certificates, NVS	135,654	43,916,001
Schindler Holding AG, Registered	66,956	20,863,599
SGS SA, Registered	20,178	65,309,609
Siemens Energy AG(a)	1,331,344	36,218,993
Sika AG, Registered	472,569	166,472,074
Sonova Holding AG, Registered	183,315	71,975,864
STMicroelectronics NV	2,272,583	93,525,307
Straumann Holding AG, Registered	34,463	63,895,030
Swatch Group AG (The), Bearer	96,451	32,174,400
Swatch Group AG (The), Registered	176,302	11,449,711
Swiss Life Holding AG, Registered	106,787	55,081,034
Swiss Prime Site AG, Registered	253,448	26,987,870
Swiss Re AG	1,005,335	91,144,182
Swisscom AG, Registered	86,330	51,884,477
Temenos AG, Registered	222,532	35,348,862
UBS Group AG, Registered	12,219,451	201,324,928
Vifor Pharma AG	162,780	22,765,071
Zurich Insurance Group AG	501,497	202,190,911

		5,874,500,469

United Kingdom — 12.4%
3i Group PLC	3,244,195	57,659,719
Abrdn PLC	7,277,200	28,708,072
Admiral Group PLC	643,130	30,380,514
Anglo American PLC	4,316,226	191,269,076
Antofagasta PLC	1,315,303	27,309,950
Ashtead Group PLC	1,497,590	112,063,817
Associated British Foods PLC	1,187,013	33,007,122
AstraZeneca PLC	5,157,458	592,642,840
Auto Trader Group PLC(a)(c)	3,219,326	29,167,606
AVEVA Group PLC	383,865	20,944,483
Aviva PLC	13,094,638	70,326,563
BAE Systems PLC	10,714,021	85,900,111
Barclays PLC	57,865,160	139,980,434
Barratt Developments PLC	3,394,151	33,169,888
Berkeley Group Holdings PLC	409,409	27,564,675
BP PLC	67,819,124	272,227,667
British American Tobacco PLC	7,264,581	270,187,140
British Land Co. PLC (The)	2,925,474	20,712,161
BT Group PLC(a)	29,659,426	71,441,707
Bunzl PLC	1,122,838	41,598,040
Burberry Group PLC	1,348,344	38,675,234
Coca-Cola Europacific Partners PLC	682,169	42,335,408
Compass Group PLC(a)	5,945,843	125,634,967
Croda International PLC	465,534	54,495,991
DCC PLC	328,319	27,487,964
Diageo PLC	7,798,465	386,696,686
Direct Line Insurance Group PLC	4,539,900	18,766,711
Entain PLC(a)	1,950,628	49,187,598
Evraz PLC	1,694,406	14,476,789
Experian PLC	3,057,509	134,609,292
Ferguson PLC	750,107	105,156,824
GlaxoSmithKline PLC	16,768,845	331,081,245

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Halma PLC	1,264,196	$50,746,069
Hargreaves Lansdown PLC	1,186,599	26,912,965
Hikma Pharmaceuticals PLC	577,325	21,229,073
HSBC Holdings PLC	67,890,971	374,771,326
Imperial Brands PLC	3,148,556	67,411,530
Informa PLC(a)	5,005,378	34,393,543
InterContinental Hotels Group PLC(a)	608,407	40,181,407
Intertek Group PLC	537,598	38,516,715
J Sainsbury PLC	5,569,809	21,932,950
JD Sports Fashion PLC	1,721,429	21,449,333
Johnson Matthey PLC	645,503	26,681,408
Kingfisher PLC	7,033,691	36,128,042
Land Securities Group PLC	2,350,630	23,135,786
Legal & General Group PLC	19,889,762	72,050,015
Lloyds Banking Group PLC	236,180,128	149,328,883
London Stock Exchange Group PLC	1,082,218	112,844,271
M&G PLC	8,671,746	27,153,327
Melrose Industries PLC	16,193,003	35,985,239
Mondi PLC	1,620,976	44,939,529
National Grid PLC	11,829,716	151,256,126
Natwest Group PLC	16,253,874	45,620,011
Next PLC(a)	443,132	48,542,250
NMC Health PLC(a)(e)	473,933	7
Ocado Group PLC(a)	1,625,509	41,885,342
Pearson PLC	2,512,848	30,280,991
Persimmon PLC	1,062,717	42,867,466
Phoenix Group Holdings PLC	2,163,904	20,392,271
Prudential PLC	8,697,759	163,333,713
Reckitt Benckiser Group PLC	2,375,729	181,742,489
RELX PLC	6,440,865	189,324,630
Rentokil Initial PLC	6,180,659	48,688,042
Rolls-Royce Holdings PLC(a)	27,872,842	38,495,744
Sage Group PLC (The)	3,653,756	35,614,583
Schroders PLC	415,092	21,080,091
Segro PLC	3,971,639	67,137,534
Severn Trent PLC	796,104	30,945,812
Smith & Nephew PLC	2,923,553	59,660,298
Smiths Group PLC	1,321,555	28,554,008
Spirax-Sarco Engineering PLC	245,772	51,206,278
SSE PLC	3,473,635	69,644,589
St. James’s Place PLC	1,798,004	39,613,593
Standard Chartered PLC	8,944,481	53,620,424
Taylor Wimpey PLC	12,158,036	27,796,511
Tesco PLC	25,770,481	83,429,418
Unilever PLC	8,763,507	504,353,615
United Utilities Group PLC	2,273,178	33,846,456
Vodafone Group PLC	89,441,188	143,817,105
Whitbread PLC(a)	672,849	28,438,471
Wm Morrison Supermarkets PLC	8,043,274	29,918,103
WPP PLC	4,086,566	52,851,685

		7,074,615,361

Total Common Stocks — 99.0% (Cost: $46,666,721,810)		56,668,584,243

Security	Shares	Value

Preferred Stocks

Germany — 0.6%
Bayerische Motoren Werke AG, Preference Shares, NVS	190,082	$16,315,491
Fuchs Petrolub SE, Preference Shares, NVS	231,569	11,538,737
Henkel AG & Co. KGaA, Preference Shares, NVS	592,596	60,080,099
Porsche Automobil Holding SE, Preference Shares, NVS	510,636	55,266,722
Sartorius AG, Preference Shares, NVS	87,354	52,841,540
Volkswagen AG, Preference Shares, NVS	618,571	150,665,630

		346,708,219

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	20,030,232	9,338,656

Total Preferred Stocks — 0.6% (Cost: $303,612,448)		356,046,875

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(f)(g)(h)	97,897,743	97,946,692
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	32,940,000	32,940,000

		130,886,692

Total Short-Term Investments — 0.2% (Cost: $130,821,030)		130,886,692

Total Investments in Securities — 99.8% (Cost: $47,101,155,288)		57,155,517,810

Other Assets, Less Liabilities — 0.2%		114,472,972

Net Assets — 100.0%		$57,269,990,782

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$425,334,940	$—		$(327,193,412	)(a)	$36,801	$(231,637)	$97,946,692	97,897,743	$2,364,922	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,200,000	18,740,000	(a)	—		—	—	32,940,000	32,940,000	7,277		—

						$36,801	$(231,637)	$130,886,692		$2,372,199		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	347	09/09/21	$60,572	$(1,399,860)
ASX SPI 200 Index	220	09/16/21	29,529	216,659
Euro STOXX 50 Index	1,803	09/17/21	87,481	(298,998)
FTSE 100 Index	511	09/17/21	49,446	(706,897)

				$(2,189,096)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$216,659

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$2,405,755

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$92,438,632

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$10,061,266

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$350,911,486

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$787,539,424	$55,881,044,420	$399	$56,668,584,243
Preferred Stocks	—	356,046,875	—	356,046,875
Money Market Funds	130,886,692	—	—	130,886,692

	$918,426,116	$56,237,091,295	$399	$57,155,517,810

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$216,659	$—	$216,659
Liabilities
Futures Contracts	—	(2,405,755)	—	(2,405,755)

	$—	$(2,189,096)	$—	$(2,189,096)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.8%
Abacus Property Group	1,938,150	$4,516,898
Accent Group Ltd.	1,418,764	2,848,526
Adbri Ltd.	1,450,285	3,777,426
AET&D Holdings No. 1 Pty Ltd.(a)	169,200	1
Alkane Resources Ltd.(b)(c)	1,786,903	1,505,579
ALS Ltd.	1,969,349	18,494,994
Altium Ltd.	480,258	11,994,475
Alumina Ltd.	10,002,663	12,266,548
AMP Ltd.	14,028,369	10,746,803
Ansell Ltd.	521,711	15,084,899
Appen Ltd.	479,413	4,017,163
ARB Corp. Ltd.	299,222	10,292,838
Arena REIT	1,422,653	3,695,810
Atlas Arteria Ltd.	3,896,225	17,999,839
AUB Group Ltd.	307,558	5,205,931
Austal Ltd.	1,349,519	2,143,183
Australian Agricultural Co. Ltd.(b)	2,597,993	2,659,620
Australian Ethical Investment Ltd.(c)	338,347	2,037,754
Australian Pharmaceutical Industries Ltd.	1,901,517	1,967,554
Aventus Group	1,554,395	3,578,144
Bank of Queensland Ltd.	2,404,530	15,937,924
Bapcor Ltd.	1,368,439	8,229,164
Beach Energy Ltd.	6,896,711	6,066,505
Bega Cheese Ltd.	1,200,933	4,551,780
Bellevue Gold Ltd.(b)(c)	3,076,715	2,230,485
Bendigo & Adelaide Bank Ltd.	2,160,891	16,403,940
Betmakers Technology Group Ltd.(b)	2,332,869	1,707,849
Blackmores Ltd.	60,229	3,219,446
Boral Ltd.(b)(c)	3,988,386	21,079,476
BrainChip Holdings Ltd.(b)(c)	5,298,621	1,775,643
Bravura Solutions Ltd.	1,024,152	2,555,431
Breville Group Ltd.	396,805	9,433,189
Brickworks Ltd.	304,356	5,431,498
BWP Trust	2,070,786	6,255,297
BWX Ltd.	560,675	2,057,257
carsales.com Ltd.	1,088,155	17,546,493
Cedar Woods Properties Ltd.	257,837	1,256,379
Centuria Capital Group	2,149,583	4,611,390
Centuria Industrial REIT	1,976,527	5,558,494
Centuria Office REIT	1,513,885	2,739,599
Chalice Mining Ltd.(b)	1,237,566	6,585,769
Challenger Ltd.	2,354,787	9,855,889
Champion Iron Ltd.(b)	1,300,546	7,267,368
Charter Hall Group	1,899,008	22,692,842
Charter Hall Long Wale REIT	2,458,182	8,876,639
Charter Hall Retail REIT	2,108,585	5,749,422
Charter Hall Social Infrastructure REIT	1,445,004	3,661,548
CIMIC Group Ltd.	320,479	4,859,537
City Chic Collective Ltd.(b)	811,385	3,179,534
Cleanaway Waste Management Ltd.	8,369,463	15,684,074
Clinuvel Pharmaceuticals Ltd.	164,999	3,379,271
Codan Ltd./Australia	408,358	5,064,774
Collins Foods Ltd.	449,838	3,652,132
Cooper Energy Ltd.(b)(c)	6,174,331	1,042,582
Coronado Global Resources Inc.(b)(d)	3,409,277	2,480,039
Corporate Travel Management Ltd.(b)	440,289	7,028,799
Costa Group Holdings Ltd.	1,714,294	4,046,223
Credit Corp. Group Ltd.	272,109	5,601,562

Security	Shares	Value

Australia (continued)
Cromwell Property Group	5,777,346	$3,714,207
CSR Ltd.	1,990,487	8,165,219
Data#3 Ltd.	588,306	2,016,214
De Grey Mining Ltd.(b)	4,185,454	3,843,544
Deterra Royalties Ltd.	1,694,528	5,821,417
Dicker Data Ltd.(c)	233,578	1,992,886
Domain Holdings Australia Ltd.(b)	959,037	3,438,767
Downer EDI Ltd.	2,885,119	11,224,473
Eagers Automotive Ltd.	626,937	7,321,410
Elders Ltd.	628,835	5,232,843
Electro Optic Systems Holdings Ltd.(b)(c)	505,089	1,530,970
Emeco Holdings Ltd.(b)(c)	1,694,185	1,487,363
EML Payments Ltd.(b)	1,166,821	3,060,946
EVENT Hospitality and Entertainment Ltd.(b)	390,213	3,588,064
Flight Centre Travel Group Ltd.(b)(c)	648,616	7,173,188
G8 Education Ltd.(b)	3,406,597	2,428,521
Galaxy Resources Ltd.(b)	1,940,751	6,646,736
GDI Property Group	3,789,718	3,142,626
Genworth Mortgage Insurance Australia Ltd.(b)	1,648,367	2,465,821
Gold Road Resources Ltd.	3,595,519	3,470,411
GrainCorp Ltd., Class A	923,579	3,559,567
Growthpoint Properties Australia Ltd.	1,150,411	3,325,492
GUD Holdings Ltd.	377,967	3,273,218
GWA Group Ltd.	901,956	1,863,024
Hansen Technologies Ltd.	651,135	2,971,391
Harvey Norman Holdings Ltd.	2,255,970	9,421,871
Healius Ltd.	2,126,355	7,628,478
Home Consortium Ltd.	397,508	1,743,288
HT&E Ltd.(b)(c)	255,776	311,898
HUB24 Ltd.	217,483	3,845,880
IDP Education Ltd.	680,851	14,108,111
IGO Ltd.	2,766,555	18,876,025
Iluka Resources Ltd.	1,718,929	12,530,746
Imugene Ltd.(b)(c)	17,359,690	3,783,096
Incitec Pivot Ltd.	7,922,637	15,617,527
Ingenia Communities Group	1,170,340	4,995,436
Inghams Group Ltd.	1,332,476	3,720,457
Integral Diagnostics Ltd.	679,256	2,638,671
Integrated Research Ltd.	549,244	744,875
InvoCare Ltd.	593,413	4,670,678
IOOF Holdings Ltd.	2,500,913	7,692,255
IPH Ltd.	879,874	5,232,426
IRESS Ltd.	777,967	8,073,794
Irongate Group	2,192,825	2,363,534
JB Hi-Fi Ltd.	467,956	16,525,227
Johns Lyng Group Ltd.	554,629	2,315,788
Jumbo Interactive Ltd.	216,405	2,633,543
Jupiter Mines Ltd.	5,447,436	1,177,538
Kogan.com Ltd.(c)	342,789	2,624,877
Lifestyle Communities Ltd.(c)	379,955	4,765,409
Link Administration Holdings Ltd.	1,850,638	6,602,495
Lovisa Holdings Ltd.	230,615	2,668,580
Lynas Rare Earths Ltd.(b)	3,660,138	19,783,124
MA Financial Group Ltd.	211,496	865,457
Maas Group Holdings Ltd.	318,225	1,078,906
Mayne Pharma Group Ltd.(b)	5,704,832	1,343,106
McMillan Shakespeare Ltd.	271,749	2,530,590
Megaport Ltd.(b)	568,374	6,954,916
Mesoblast Ltd.(b)(c)	2,189,252	3,046,472
Metcash Ltd.	4,137,571	12,249,005

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Mineral Resources Ltd.	651,200	$30,130,482
Monadelphous Group Ltd.	374,872	2,975,680
Mount Gibson Iron Ltd.	2,371,540	1,500,900
Nanosonics Ltd.(b)	1,025,022	4,012,227
National Storage REIT	4,520,265	7,094,632
nearmap Ltd.(b)	1,882,111	2,861,876
Netwealth Group Ltd.	441,229	5,099,897
New Hope Corp. Ltd.(c)	1,841,989	2,697,327
NEXTDC Ltd.(b)	1,857,338	17,459,088
NIB Holdings Ltd.	1,865,142	9,835,419
Nick Scali Ltd.	282,195	2,540,980
Nickel Mines Ltd.	3,995,035	3,223,464
Nine Entertainment Co. Holdings Ltd.	5,853,737	11,935,867
NRW Holdings Ltd.	1,777,528	2,235,634
Nufarm Ltd./Australia(b)	1,281,084	4,063,331
Nuix Ltd.(b)	779,716	1,425,611
Objective Corp. Ltd.	93,461	1,157,738
Omni Bridgeway Ltd.	1,056,267	2,680,828
oOh!media Ltd.(b)	2,402,809	2,897,110
Orocobre Ltd.(b)	1,112,812	6,732,399
Orora Ltd.	3,750,196	9,939,356
OZ Minerals Ltd.	1,349,443	22,878,251
Pact Group Holdings Ltd.	850,406	2,311,942
Paladin Energy Ltd.(b)	9,126,366	3,575,520
Pendal Group Ltd.	1,167,320	6,929,663
Perenti Global Ltd.	2,414,378	1,621,418
Perpetual Ltd.	230,595	6,373,108
Perseus Mining Ltd.(b)	4,840,224	5,915,233
Pilbara Minerals Ltd.(b)	9,390,899	12,219,445
Pinnacle Investment Management Group Ltd.	379,664	3,673,706
Platinum Asset Management Ltd.	1,160,332	3,496,052
PointsBet Holdings Ltd.(b)	585,866	4,871,419
PolyNovo Ltd.(b)(c)	2,429,412	4,033,441
Premier Investments Ltd.	358,696	7,100,776
Pro Medicus Ltd.	191,568	8,188,997
Qube Holdings Ltd.	7,398,151	15,942,257
Ramelius Resources Ltd.	3,285,824	4,073,134
Redbubble Ltd.(b)(c)	752,221	1,793,349
Regis Resources Ltd.	3,107,094	5,856,404
Reliance Worldwide Corp. Ltd.	3,200,281	13,072,069
Resolute Mining Ltd.(b)(c)	4,725,671	1,862,714
Rural Funds Group(c)	1,253,161	2,358,571
Sandfire Resources Ltd.	687,240	3,478,493
SeaLink Travel Group Ltd.	572,694	3,912,309
Select Harvests Ltd.	483,405	2,824,107
Seven Group Holdings Ltd.	551,802	9,463,802
SG Fleet Group Ltd.	619,486	1,352,226
Shopping Centres Australasia Property Group	4,402,642	7,945,864
Sigma Healthcare Ltd.	4,666,975	2,157,662
Silver Lake Resources Ltd.(b)	3,662,198	4,093,045
Sims Ltd.	695,643	8,409,665
SmartGroup Corp. Ltd.	498,729	2,643,222
Southern Cross Media Group Ltd.(b)	1,114,025	1,597,596
Spark Infrastructure Group	7,144,885	14,209,569
St. Barbara Ltd.	2,966,071	3,840,193
Star Entertainment Grp Ltd. (The)(b)	3,500,765	8,823,463
Steadfast Group Ltd.	3,508,121	11,478,042
Super Retail Group Ltd.	626,550	6,111,711
Tassal Group Ltd.	986,021	2,347,805
Technology One Ltd.	1,093,442	7,600,146

Security	Shares	Value

Australia (continued)
Telix Pharmaceuticals Ltd.(b)	736,741	$3,045,901
Temple & Webster Group Ltd.(b)	315,614	2,771,417
Tyro Payments Ltd.(b)	1,372,224	3,495,480
United Malt Grp Ltd.	1,151,666	3,810,119
Uniti Group Ltd.(b)	2,187,595	5,613,174
Viva Energy Group Ltd.(d)	3,511,045	5,324,963
Waypoint REIT	3,242,459	6,266,446
Webjet Ltd.(b)(c)	1,387,486	5,094,707
West African Resources Ltd.(b)	3,363,433	2,586,737
Western Areas Ltd.(c)	1,300,618	2,499,509
Westgold Resources Ltd.(b)	1,607,581	2,062,532
Whitehaven Coal Ltd.(b)	3,770,263	6,144,832
Worley Ltd.	1,273,658	10,458,517
Zip Co. Ltd.(b)(c)	1,805,675	8,814,062

		1,153,036,256
Austria — 1.1%
Agrana Beteiligungs AG	12,995	275,934
ams AG(b)	1,116,714	21,339,064
ANDRITZ AG	276,077	15,199,433
AT&S Austria Technologie & Systemtechnik AG	105,221	4,820,600
BAWAG Group AG(d)	290,327	16,493,320
CA Immobilien Anlagen AG	169,490	7,461,260
DO & CO AG(b)(c)	28,224	2,305,430
EVN AG	167,787	4,062,215
FACC AG(b)(c)	92,380	952,710
IMMOFINANZ AG(b)	323,503	7,670,846
Lenzing AG(b)	54,723	7,057,843
Oesterreichische Post AG(c)	139,773	7,378,351
Palfinger AG	45,164	1,955,516
Porr AG(b)	31,442	613,926
S IMMO AG	206,767	4,928,465
S&T AG(c)	200,391	5,085,667
Schoeller-Bleckmann Oilfield Equipment AG(b)	47,321	1,725,848
Semperit AG Holding	30,693	1,130,517
Telekom Austria AG	675,047	5,757,566
UNIQA Insurance Group AG	514,319	4,408,458
Vienna Insurance Group AG Wiener Versicherung Gruppe	134,296	3,703,924
Wienerberger AG	473,216	19,343,211
Zumtobel Group AG	162,603	1,724,416

		145,394,520
Belgium — 1.7%
Ackermans & van Haaren NV	94,147	16,223,702
Aedifica SA	136,536	19,559,731
AGFA-Gevaert NV(b)	660,206	3,254,067
Akka Technologies(b)(c)	50,204	2,804,373
Barco NV	282,569	7,059,089
Befimmo SA	90,152	3,821,002
Bekaert SA	143,800	6,829,360
bpost SA(b)	406,946	4,569,906
Cie. d’Entreprises CFE	30,685	3,134,046
Cofinimmo SA	106,367	17,189,039
D’ieteren Group	90,434	14,494,610
Econocom Group SA/NV	542,168	2,357,751
Euronav NV	754,799	6,559,106
Fagron	242,386	5,027,632
Galapagos NV(b)(c)	186,824	11,321,167
Gimv NV	84,084	5,366,259
Immobel SA	16,029	1,357,628

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Belgium (continued)
Intervest Offices & Warehouses NV	107,291	$3,163,572
Ion Beam Applications	98,223	1,864,272
KBC Ancora	139,741	6,177,020
Kinepolis Group NV(b)(c)	55,160	2,864,845
Melexis NV	82,529	9,198,651
Mithra Pharmaceuticals SA(b)(c)	77,208	1,865,047
Montea NV	41,456	5,557,019
Ontex Group NV(b)	273,521	3,042,485
Orange Belgium SA	56,009	1,340,295
Recticel SA	173,117	2,852,725
Retail Estates NV	32,125	2,602,997
Telenet Group Holding NV	186,610	7,003,744
Tessenderlo Group SA(b)	105,315	4,454,970
Van de Velde NV	4,613	136,286
VGP NV	28,525	5,874,236
Warehouses De Pauw CVA	555,758	23,902,181
X-Fab Silicon Foundries SE(b)(d)	266,999	2,530,840
Xior Student Housing NV	85,932	5,555,555

		220,915,208
Denmark — 1.8%
ALK-Abello A/S(b)	27,023	13,322,544
Alm Brand A/S	258,528	1,876,999
Amagerbanken A/S(a)	130,550	0	(e)
Bavarian Nordic A/S(b)(c)	236,246	9,588,183
Better Collective AS(b)	109,499	2,563,819
Brodrene Hartmann A/S(b)	8,971	723,860
cBrain AS(c)	36,093	1,910,840
Chemometec A/S	63,680	10,194,524
D/S Norden A/S	109,441	3,125,639
Dfds A/S(b)	144,358	7,973,276
Drilling Co. of 1972 A/S (The)(b)	80,538	3,106,653
FLSmidth & Co. A/S	176,423	6,538,926
H Lundbeck A/S	281,415	8,491,904
ISS A/S(b)	645,544	15,233,966
Jyske Bank A/S, Registered(b)	221,241	10,735,429
Matas A/S	156,863	2,796,569
Netcompany Group A/S(d)	162,597	20,087,055
Nilfisk Holding A/S(b)	96,898	3,407,114
NKT A/S(b)	163,058	7,748,570
NNIT A/S(d)	50,107	1,078,687
NTG Nordic Transport Group AS, Class A(b)	27,272	2,118,820
Per Aarsleff Holding A/S	72,904	3,142,011
Ringkjoebing Landbobank A/S	112,555	12,779,327
Royal Unibrew A/S	199,645	27,054,707
Scandinavian Tobacco Group A/S, Class A(d)	264,170	5,411,848
Schouw & Co. A/S	54,255	5,804,748
SimCorp A/S	164,651	22,877,606
Spar Nord Bank A/S	329,535	3,962,197
Sydbank A/S	237,905	7,283,381
Topdanmark A/S	184,313	9,385,821
Zealand Pharma A/S(b)	139,901	4,240,513

		234,565,536
Finland — 1.9%
Adapteo OYJ	158,420	3,040,168
Admicom OYJ	12,939	1,435,251
Aktia Bank OYJ	162,389	2,276,566
BasWare OYJ(b)	49,447	2,276,792
Cargotec OYJ, Class B	154,852	8,324,104
Caverion OYJ	409,207	3,550,372

Security	Shares	Value

Finland (continued)
Citycon OYJ	240,913	$2,119,154
Finnair OYJ(b)(c)	2,556,662	2,049,596
F-Secure OYJ	551,492	2,705,040
Harvia OYJ	56,627	4,124,468
Huhtamaki OYJ	396,913	21,139,723
Kamux Corp.	128,865	2,659,869
Kemira OYJ	432,250	7,284,489
Kojamo OYJ	499,345	12,311,662
Konecranes OYJ	240,718	10,361,367
Metsa Board OYJ	712,275	7,873,628
Metso Outotec OYJ	2,527,210	28,694,238
Musti Group OYJ	128,125	5,288,550
Neles OYJ	396,696	6,136,369
Nokian Renkaat OYJ	536,840	22,641,484
Oriola OYJ, Class B	647,936	1,494,185
Outokumpu OYJ(b)	1,356,788	9,680,085
QT Group OYJ(b)	70,668	9,570,347
Remedy Entertainment OYJ	31,500	1,546,988
Revenio Group OYJ	96,418	7,824,204
Rovio Entertainment OYJ(c)(d)	166,745	1,412,300
Sanoma OYJ	303,785	5,636,105
Talenom OYJ	113,422	2,190,422
TietoEVRY OYJ	349,589	11,758,203
TietoEVRY OYJ, New	12,844	431,839
Tokmanni Group Corp.	191,933	5,541,581
Uponor OYJ	229,009	7,303,340
Valmet OYJ	548,646	22,896,595
YIT OYJ	572,409	3,470,853

		247,049,937
France — 2.9%
AB Science SA(b)(c)	119,758	2,030,501
ABC arbitrage	68,026	577,782
Air France-KLM(b)(c)	1,175,805	5,456,860
AKWEL	36,551	1,053,614
Albioma SA	104,431	4,172,964
ALD SA(d)	414,689	6,070,999
Altarea SCA	13,577	3,043,197
Alten SA	118,435	18,827,102
APERAM SA	192,724	12,078,228
Aubay	33,132	1,910,117
Beneteau SA(b)	160,125	2,617,075
Boiron SA	29,103	1,510,400
Bonduelle SCA	56,512	1,414,488
Carmila SA	206,335	2,911,929
Casino Guichard Perrachon SA(b)(c)	157,042	4,439,478
Cellectis SA(b)	136,504	1,809,003
CGG SA(b)(c)	2,792,767	1,952,392
Chargeurs SA	77,258	2,005,616
Cie. des Alpes(b)	44,367	647,353
Cie. Plastic Omnium SA	234,420	7,439,763
Coface SA(b)	423,098	5,311,072
Derichebourg SA(b)	390,689	4,126,824
Devoteam SA(b)	6,134	814,963
Elior Group SA(b)(d)	491,874	3,371,770
Elis SA(b)	766,701	13,749,089
Eramet SA(b)	37,319	2,984,250
Eutelsat Communications SA	699,564	7,611,999
Fnac Darty SA	71,138	4,937,839
Gaztransport Et Technigaz SA	91,608	7,345,846
Groupe Guillin	9,742	275,043

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Guerbet	32,294	$1,204,810
ICADE	121,199	11,078,763
ID Logistics Group(b)	12,298	3,938,492
Imerys SA	137,205	6,355,345
Interparfums SA	76,398	5,611,208
IPSOS	166,175	7,720,199
JCDecaux SA(b)	258,446	7,050,160
Kaufman & Broad SA	56,833	2,521,743
Korian SA	298,996	11,350,587
Lagardere SA(b)(c)	132,285	3,689,738
LISI	78,673	2,682,258
LNA Sante SA	10,926	688,227
Maisons du Monde SA(d)	127,894	2,926,365
Manitou BF SA	55,969	1,839,092
McPhy Energy SA(b)(c)	84,294	1,703,475
Mercialys SA	278,442	3,372,884
Mersen SA	69,125	2,745,819
Metropole Television SA	112,451	2,251,707
Nacon SA(b)(c)	89,806	530,169
Neoen SA(b)(c)(d)	150,539	6,528,405
Nexans SA	95,893	9,178,239
Nexity SA	157,828	7,950,450
Peugeot Invest	21,564	2,746,204
Pharmagest Interactive	15,084	1,696,051
Quadient SA	140,909	4,135,371
Rexel SA	990,569	20,912,804
Rubis SCA	381,849	15,317,943
SES SA	1,559,352	12,021,635
SMCP SA(b)(c)(d)	153,192	961,723
Societe BIC SA	100,519	6,814,764
SOITEC(b)	87,768	21,042,156
Solutions 30 SE(b)(c)	344,620	2,890,253
Sopra Steria Group SACA	61,678	12,260,268
SPIE SA	515,596	12,212,670
Technicolor SA(b)	807,592	2,840,389
Television Francaise 1	190,433	1,818,297
Trigano SA	34,944	7,558,409
Valneva SE(b)	259,055	3,644,077
Verallia SA(d)	222,315	8,243,854
Vicat SA	77,496	3,906,589
Vilmorin & Cie SA	26,104	1,752,196
Virbac SA	17,364	7,013,042
Voltalia SA(b)(c)	95,947	2,583,648

		387,788,034
Germany — 4.9%
1&1 AG	181,536	5,386,217
Aareal Bank AG	243,296	6,135,388
Adesso SE	11,905	2,186,233
ADLER Group SA(d)	309,969	7,523,153
ADVA Optical Networking SE(b)	200,551	2,983,368
AIXTRON SE	459,069	11,324,240
alstria office REIT-AG	656,415	13,887,903
Amadeus Fire AG	23,907	4,804,127
AURELIUS Equity Opportunities SE & Co. KGaA	124,197	3,852,738
Aurubis AG	128,056	12,968,329
Basler AG	7,587	993,608
BayWa AG	57,102	2,618,043
Bertrandt AG	30,027	1,775,995
Bilfinger SE	116,353	3,578,473
Borussia Dortmund GmbH & Co. KGaA(b)	258,560	1,877,919

Security	Shares	Value

Germany (continued)
CANCOM SE	157,856	$9,920,521
Ceconomy AG(b)	650,840	3,122,421
Cewe Stiftung & Co. KGaA	20,732	3,108,596
CompuGroup Medical SE & Co. KgaA	107,996	8,666,655
Corestate Capital Holding SA(b)(c)	102,579	1,530,788
CropEnergies AG	126,107	1,484,946
CTS Eventim AG & Co. KGaA(b)	233,931	15,894,467
Datagroup SE(b)	19,592	1,532,180
Dermapharm Holding SE	77,409	6,192,203
Deutsche Beteiligungs AG	42,757	1,890,086
Deutsche EuroShop AG	202,976	4,817,329
Deutsche Pfandbriefbank AG(d)	550,047	6,059,094
Deutz AG(b)	496,471	4,216,894
DIC Asset AG	173,586	3,136,071
Draegerwerk AG & Co. KGaA	13,057	1,164,283
Duerr AG	215,026	10,274,518
Eckert & Ziegler Strahlen-und Medizintechnik AG	59,796	8,224,679
Elmos Semiconductor SE	36,206	1,632,075
ElringKlinger AG(b)(c)	119,570	1,951,152
Encavis AG(c)	392,329	7,180,146
Evotec SE(b)	535,402	22,200,158
Exasol AG(b)(c)	58,128	1,299,789
flatexDEGIRO AG(b)(c)	37,152	4,489,480
Fraport AG Frankfurt Airport Services Worldwide(b)	151,392	9,957,623
Freenet AG	516,349	12,349,666
Gerresheimer AG	127,703	13,333,990
Global Fashion Group SA(b)	304,083	4,136,575
Grand City Properties SA	416,639	11,066,077
GRENKE AG(c)	116,441	5,070,682
Hamborner REIT AG	267,095	2,943,035
Hamburger Hafen und Logistik AG	109,353	2,593,802
Hensoldt AG	174,659	3,045,680
Hochtief AG(c)	87,214	6,920,190
Home24 SE(b)(c)	107,366	1,912,990
Hornbach Baumarkt AG	35,208	1,420,026
Hornbach Holding AG & Co. KGaA	38,908	4,371,701
Hugo Boss AG(c)	243,295	14,575,497
Hypoport SE(b)	14,621	8,809,279
Indus Holding AG	70,858	2,987,403
Instone Real Estate Group AG(d)	187,058	5,791,524
Jenoptik AG	211,344	7,253,029
JOST Werke AG(d)	54,615	3,336,531
K+S AG, Registered(b)	782,542	11,225,187
Kloeckner & Co. SE(b)	298,044	4,534,024
Koenig & Bauer AG(b)	61,007	2,087,861
Krones AG	58,354	5,753,379
KWS Saat SE & Co. KGaA	52,437	4,410,218
LPKF Laser & Electronics AG(c)	100,875	2,593,096
MBB SE	6,854	1,174,745
Media and Games Invest SE(b)(c)	361,635	2,411,248
Medios AG(b)	40,985	1,655,458
METRO AG	516,344	6,693,332
MLP SE	263,730	2,158,662
MorphoSys AG(b)	134,787	7,509,014
Nagarro SE(b)	34,429	5,248,118
New Work SE	12,328	3,707,205
Nordex SE(b)(c)	422,123	8,118,448
Norma Group SE	131,556	6,966,273
Northern Data AG(b)(c)	19,853	1,702,709
OHB SE	14,662	695,712

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
PATRIZIA AG	200,876	$5,119,536
Pfeiffer Vacuum Technology AG	17,312	3,536,360
PNE AG(c)	149,571	1,249,734
ProSiebenSat.1 Media SE	667,190	12,675,903
Rheinmetall AG	178,303	17,109,922
SAF-Holland SE(b)	182,786	2,545,582
Salzgitter AG(b)	145,553	5,667,009
Secunet Security Networks AG	5,281	3,016,896
SGL Carbon SE(b)	261,041	2,901,878
Siltronic AG	66,896	10,919,295
Sirius Real Estate Ltd.	4,069,886	6,725,950
Sixt SE(b)(c)	56,552	7,867,825
SMA Solar Technology AG	42,301	2,213,828
Software AG(c)	210,667	10,180,673
Stabilus SA	103,398	8,208,528
Steico SE	22,739	3,137,280
Stratec SE	31,739	4,924,669
Stroeer SE & Co. KGaA	115,547	9,139,225
Suedzucker AG	299,391	4,506,582
TAG Immobilien AG	594,180	19,705,608
Takkt AG	140,110	2,302,992
thyssenkrupp AG(b)	1,648,923	16,427,963
TUI AG(b)(c)	3,116,020	14,630,057
Varta AG(c)	74,279	12,884,473
VERBIO Vereinigte BioEnergie AG	102,399	5,546,973
Vossloh AG	49,235	2,479,292
Wacker Chemie AG	63,369	9,321,831
Wacker Neuson SE	130,298	3,927,062
Washtec AG	39,330	2,687,025
Westwing Group AG(b)	47,008	2,230,529
Wuestenrot & Wuerttembergische AG	59,643	1,304,657
Zeal Network SE	58,806	2,893,612
zooplus AG(b)	26,400	8,987,975

		639,380,978
Hong Kong — 2.0%
Apollo Future Mobility Group Ltd.(b)(c)	15,036,000	715,968
ASM Pacific Technology Ltd.	1,249,600	16,111,955
Atlas Corp.	350,471	4,580,656
BOCOM International Holdings Co. Ltd.	527,000	117,911
Brightoil Petroleum Holdings Ltd.(a)(b)	12,938,512	17
Cafe de Coral Holdings Ltd.	1,504,000	2,928,040
Champion REIT	8,900,000	5,055,546
Chinese Estates Holdings Ltd.	152,500	59,807
Chow Sang Sang Holdings International Ltd.	1,484,000	2,483,183
CITIC Telecom International Holdings Ltd.	6,795,000	2,204,475
Citychamp Watch & Jewellery Group Ltd.(b)	5,546,000	1,041,951
CK Life Sciences International Holdings Inc.(c)	12,122,000	1,264,058
CMBC Capital Holdings Ltd.(c)	73,670,000	995,393
C-Mer Eye Care Holdings Ltd.	2,082,000	2,033,103
Comba Telecom Systems Holdings Ltd.(c)	7,722,000	1,800,563
Cowell e Holdings Inc.(c)	1,307,000	729,452
Crystal International Group Ltd.(d)	2,155,500	866,283
Dah Sing Banking Group Ltd.	2,066,800	2,127,665
Dah Sing Financial Holdings Ltd.	595,200	1,876,235
EC Healthcare(c)	1,113,000	1,727,258
Far East Consortium International Ltd.	4,911,000	1,946,415
First Pacific Co. Ltd.	9,278,000	3,092,209
Fosun Tourism Group(c)(d)	997,200	1,161,791
Guotai Junan International Holdings Ltd.	11,777,000	1,777,232
Haitong International Securities Group Ltd.	9,339,000	2,406,827

Security	Shares	Value

Hong Kong (continued)
Hang Lung Group Ltd.	3,194,000	$7,821,424
Health and Happiness H&H International Holdings Ltd.	921,000	3,306,576
HKBN Ltd.	3,033,500	3,532,252
Hong Kong Technology Venture Co. Ltd.(b)(c)	2,181,000	3,060,349
Hongkong & Shanghai Hotels Ltd. (The)(b)	824,000	725,092
Huobi Technology Holdings Ltd.(b)(c)	366,500	499,787
Hutchison Telecommunications Hong Kong Holdings Ltd.	14,198,000	2,761,946
Hysan Development Co. Ltd.	2,494,000	9,820,477
IGG Inc.(c)	3,371,000	3,832,080
Johnson Electric Holdings Ltd.	1,474,750	3,456,326
K Wah International Holdings Ltd.	4,721,000	2,133,933
Kerry Logistics Network Ltd.	2,519,000	7,506,359
Kerry Properties Ltd.	2,352,500	6,947,445
Lifestyle International Holdings Ltd.(b)	1,344,000	959,064
Luk Fook Holdings International Ltd.	1,468,000	4,698,574
Macau Legend Development Ltd.(b)	701,000	90,205
Man Wah Holdings Ltd.	7,215,200	14,477,264
MECOM Power and Construction Ltd.(c)	2,836,000	1,426,405
Melco International Development Ltd.	2,670,000	4,263,871
MGM China Holdings Ltd.(b)(c)	3,866,400	4,670,165
Nissin Foods Co. Ltd.(c)	1,324,000	952,738
NWS Holdings Ltd.	6,450,000	6,500,261
Pacific Basin Shipping Ltd.(b)	19,349,000	8,624,401
Pacific Textiles Holdings Ltd.	3,506,000	1,899,366
PCCW Ltd.	17,264,000	9,043,391
Perfect Medical Health Management Ltd.	1,610,000	1,669,492
Prosperity REIT	9,330,000	3,617,869
Realord Group Holdings Ltd.(b)	1,710,000	2,420,491
Sa Sa International Holdings Ltd.(b)	4,368,000	1,090,905
Shangri-La Asia Ltd.(b)	4,368,000	3,880,683
Shun Tak Holdings Ltd.(b)	5,772,000	1,672,180
SITC International Holdings Co. Ltd.	5,462,000	22,532,779
SmarTone Telecommunications Holdings Ltd.	2,214,500	1,241,150
Stella International Holdings Ltd.(b)	1,790,500	2,285,603
Sun Hung Kai & Co. Ltd.	1,806,000	929,592
Suncity Group Holdings Ltd.(b)(c)	7,210,000	348,014
SUNeVision Holdings Ltd.	3,063,000	3,231,677
Sunlight REIT	4,557,000	2,791,263
Television Broadcasts Ltd.(b)	1,271,200	1,069,809
Texhong Textile Group Ltd.	1,094,000	1,599,548
United Laboratories International Holdings Ltd. (The)	4,074,000	2,861,276
Value Partners Group Ltd.	4,144,000	2,382,600
Vesync Co. Ltd.(c)	955,000	1,309,653
Vitasoy International Holdings Ltd.(c)	3,010,000	8,456,469
Vobile Group Ltd.(b)(c)	4,744,000	4,290,578
VPower Group International Holdings Ltd.(c)(d)	2,756,000	567,432
VSTECS Holdings Ltd.	4,034,000	3,221,655
VTech Holdings Ltd.	653,100	6,476,666
Xinyi Electric Storage Holdings Ltd.(b)	1	1
Yue Yuen Industrial Holdings Ltd.(b)	3,258,500	6,876,750
Zensun Enterprises Ltd.	24,560,000	2,054,265

		260,992,144
Ireland — 0.8%
AIB Group PLC(b)	3,266,652	8,023,053
Bank of Ireland Group PLC(b)	3,910,896	20,748,074
C&C Group PLC(b)	1,649,198	5,428,372
Cairn Homes PLC(b)	3,055,718	4,059,825
Dalata Hotel Group PLC(b)	823,502	3,765,563

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland (continued)
Dole PLC	124,967	$1,812,022
Glanbia PLC	829,242	14,235,720
Glenveagh Properties PLC(b)(d)	2,849,932	3,380,730
Grafton Group PLC	924,566	16,494,791
Greencore Group PLC(b)	2,134,257	3,867,534
Hibernia REIT PLC	2,738,192	4,242,209
Irish Residential Properties REIT PLC	1,886,626	3,446,534
Origin Enterprises PLC	558,248	2,278,042
UDG Healthcare PLC	1,024,001	15,343,846
Uniphar PLC(b)	936,574	4,177,399

		111,303,714
Israel — 2.8%
AFI Properties Ltd.(b)(c)	45,891	2,197,657
Airport City Ltd.(b)	313,794	5,347,674
Alony Hetz Properties & Investments Ltd.	576,997	7,860,742
Altshuler Shaham Provident Funds & Pension Ltd.	230,103	1,306,167
Amot Investments Ltd.	798,748	5,273,663
Arad Investment & Industrial Development Ltd.	13,237	1,396,982
Ashtrom Group Ltd.(c)	158,436	3,406,578
AudioCodes Ltd.	104,185	3,366,557
Azorim-Investment Development & Construction Co. Ltd.(b)(c)	336,353	1,271,122
Bezeq The Israeli Telecommunication Corp. Ltd.(b)	8,337,996	8,905,705
Big Shopping Centers Ltd.(b)	39,178	5,478,206
Blue Square Real Estate Ltd.(c)	15,911	1,218,425
Caesarstone Ltd.	108,652	1,441,812
Camtek Ltd./Israel(b)	112,750	4,052,979
Cellcom Israel Ltd.(b)(c)	407,896	1,534,663
Clal Insurance Enterprises Holdings Ltd.(b)	232,172	4,622,254
Cognyte Software Ltd.(b)	265,300	6,889,841
Compugen Ltd.(b)(c)	335,508	2,278,099
Danel Adir Yeoshua Ltd.	20,675	4,410,082
Delek Automotive Systems Ltd.	213,354	2,691,925
Delek Group Ltd.(b)(c)	34,546	2,063,667
Delta-Galil Industries Ltd.	19,627	833,076
Doral Group Renewable Energy Resources Ltd.(b)(c)	245,708	1,054,818
Elco Ltd.(c)	28,557	1,657,994
Electra Consumer Products 1970 Ltd.	44,241	2,316,726
Electra Ltd./Israel	8,277	4,651,532
Electreon Wireless Ltd.(b)(c)	18,368	964,125
Energix-Renewable Energies Ltd.	876,200	3,452,884
Enlight Renewable Energy Ltd.(b)(c)	3,814,406	8,526,798
Equital Ltd.(b)(c)	118,075	3,138,337
Fattal Holdings 1998 Ltd.(b)(c)	25,474	2,226,992
FIBI Holdings Ltd.(b)	71,384	2,561,935
First International Bank Of Israel Ltd. (The)(b)	209,483	6,642,735
Fiverr International Ltd.(b)(c)	109,065	27,147,369
Formula Systems 1985 Ltd.	40,643	3,583,979
Fox Wizel Ltd.	30,320	3,574,628
Gav-Yam Lands Corp. Ltd.(c)	569,981	5,400,359
Gazit-Globe Ltd.	257,575	1,915,136
Gilat Satellite Networks Ltd.	139,226	1,436,484
Harel Insurance Investments & Financial Services Ltd.	482,278	4,575,712
Hilan Ltd.	64,768	3,339,634
IDI Insurance Co. Ltd.	36,301	1,234,824
Inmode Ltd.(b)(c)	100,247	11,395,076
Isracard Ltd.(b)(c)	813,402	3,111,587
Israel Canada T.R Ltd.(c)	440,313	1,875,324
Israel Corp. Ltd. (The)(b)	15,581	4,961,897

Security	Shares	Value

Israel (continued)
Isras Investment Co. Ltd.	6,526	$1,438,279
Ituran Location and Control Ltd.	108,531	2,755,602
Kornit Digital Ltd.(b)(c)	176,216	23,288,707
M Yochananof & Sons Ltd.	20,339	1,317,286
Magic Software Enterprises Ltd.	108,076	1,891,417
Malam - Team Ltd.(c)	30,469	1,015,130
Matrix IT Ltd.	162,970	4,484,338
Maytronics Ltd.(c)	196,760	4,279,889
Mega Or Holdings Ltd.	98,124	3,175,580
Melisron Ltd.(b)	82,926	6,114,674
Menora Mivtachim Holdings Ltd.(c)	189,788	3,748,274
Migdal Insurance & Financial Holdings Ltd.(b)(c)	1,428,859	1,830,834
Mivne Real Estate KD Ltd.	2,413,229	7,210,805
Nano Dimension Ltd., ADR(b)(c)	1,002,786	6,347,635
Nano-X Imaging Ltd.(b)(c)	133,534	3,785,689
Naphtha Israel Petroleum Corp. Ltd.(b)(c)	459,022	2,113,040
NEOGAMES SA(b)	25,038	1,208,084
Nova Ltd.(b)	127,126	12,182,648
Oil Refineries Ltd.(b)	7,100,833	1,677,778
One Software Technologies Ltd.	151,015	2,305,962
OPC Energy Ltd.(b)(c)	341,753	3,236,300
Partner Communications Co. Ltd.(b)(c)	554,418	2,382,560
Paz Oil Co. Ltd.(c)	39,266	4,741,058
Phoenix Holdings Ltd. (The)	655,318	6,262,460
Prashkovsky Investments and Construction Ltd.	27,606	797,294
Property & Building Corp. Ltd.(b)	8,608	1,067,951
Radware Ltd.(b)	163,095	5,256,552
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	33,983	2,206,462
REIT 1 Ltd.	721,245	3,939,727
Sapiens International Corp. NV(c)	115,403	2,908,207
Shapir Engineering and Industry Ltd.	530,642	3,930,174
Shikun & Binui Ltd.(b)(c)	955,396	5,412,754
Shufersal Ltd.	1,069,489	8,607,608
Strauss Group Ltd.	211,506	5,862,935
Summit Real Estate Holdings Ltd.(b)	168,211	2,550,441
Tadiran Group Ltd.	12,731	1,494,159
Taro Pharmaceutical Industries Ltd.(b)(c)	38,897	2,769,466
Tower Semiconductor Ltd.(b)	412,067	11,120,586
Tremor International Ltd.(b)(c)	415,743	4,542,161
UroGen Pharma Ltd.(b)(c)	79,343	1,229,817
YH Dimri Construction & Development Ltd.(c)	31,836	2,050,236

		363,135,320

Italy — 2.8%
A2A SpA	6,304,002	13,374,878
ACEA SpA	176,609	4,115,957
Anima Holding SpA(d)	1,035,498	5,100,923
Arnoldo Mondadori Editore SpA(b)	417,551	971,749
Ascopiave SpA	373,804	1,554,284
Autogrill SpA(b)(c)	796,296	5,586,887
Azimut Holding SpA	436,862	11,237,910
Banca Generali SpA(b)	231,978	9,623,480
Banca IFIS SpA	90,265	1,488,422
Banca Mediolanum SpA	904,155	8,898,556
Banca Monte dei Paschi di Siena SpA(b)(c)	1,207,753	1,674,199
Banca Popolare di Sondrio SCPA	1,836,754	8,090,799
Banco BPM SpA	5,493,213	16,479,789
BFF Bank SpA(d)	609,274	6,360,234
Biesse SpA(b)	57,914	2,202,701
Bio On SpA(a)(b)(c)	19,879	0	(e)

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
BPER Banca	4,265,274	$8,315,198
Brembo SpA	613,006	8,566,845
Brunello Cucinelli SpA(b)	139,695	8,653,753
Buzzi Unicem SpA	393,765	10,408,419
Carel Industries SpA(d)	159,465	3,792,764
Cerved Group SpA(b)	748,833	8,789,510
CIR SpA-Compagnie Industriali(b)	6,042,491	3,669,966
Credito Emiliano SpA	367,810	2,357,291
Danieli & C Officine Meccaniche SpA	36,368	1,077,890
Datalogic SpA	65,949	1,545,496
De’ Longhi SpA	274,991	12,160,097
doValue SpA(d)	243,628	2,792,874
El.En. SpA	47,365	2,717,470
Enav SpA(b)(d)	1,133,479	5,240,146
ERG SpA	248,811	7,770,541
Esprinet SpA	122,801	2,264,949
Falck Renewables SpA	477,199	3,279,054
Fila SpA	82,451	1,031,891
Fincantieri SpA(b)(c)	2,127,104	1,820,882
Gruppo MutuiOnline SpA	102,946	6,075,452
GVS SpA(d)	290,495	4,444,712
Hera SpA	3,349,607	14,233,981
Illimity Bank SpA(b)(c)	217,272	3,053,016
Immobiliare Grande Distribuzione SIIQ SpA(b)	137,942	663,884
Interpump Group SpA	284,925	17,810,518
Iren SpA	2,685,864	8,174,191
Italgas SpA	1,968,664	13,325,294
Italmobiliare SpA	56,816	2,168,311
Juventus Football Club SpA(b)(c)	2,152,239	1,872,343
La Doria SpA	49,369	1,060,007
Leonardo SpA(b)(c)	1,640,040	12,888,572
Maire Tecnimont SpA(c)	628,979	2,326,265
MARR SpA(b)	148,156	3,438,449
Mediaset SpA(c)	1,202,109	3,678,738
Piaggio & C SpA	699,893	2,688,383
Pirelli & C SpA(d)	1,413,281	8,534,526
RAI Way SpA(d)	401,139	2,369,738
Reply SpA	84,439	15,094,732
Saipem SpA(b)(c)	2,205,435	5,059,778
Salcef SpA	53,051	934,536
Salvatore Ferragamo SpA(b)	205,376	4,096,320
Sanlorenzo SpA/Ameglia	52,642	1,565,982
Saras SpA(b)	2,505,596	1,841,254
Sesa SpA(b)	32,646	5,812,380
Societa Cattolica Di Assicurazione SPA(b)	503,224	4,129,142
Tamburi Investment Partners SpA	400,000	3,912,442
Technogym SpA(d)	526,089	6,783,407
Tinexta SpA	89,842	3,919,139
Tod’s SpA(b)(c)	40,747	2,558,437
Unipol Gruppo SpA	1,604,162	8,525,216
Webuild SpA(c)	1,077,576	2,934,753
Zignago Vetro SpA	57,431	1,164,980

		370,154,682
Japan — 27.3%
77 Bank Ltd. (The)	215,100	2,281,862
Activia Properties Inc.	2,659	12,078,492
Adastria Co. Ltd.	92,880	1,602,077
Adeka Corp.	318,100	6,422,393
Advan Group Co. Ltd.	85,800	702,764
Advance Residence Investment Corp.	5,457	18,619,880

Security	Shares	Value

Japan (continued)
Aeon Delight Co. Ltd.	88,300	$2,905,263
AEON Financial Service Co. Ltd.	430,400	5,302,494
Aeon Hokkaido Corp.	91,200	860,813
Aeon Mall Co. Ltd.	410,800	6,261,462
AEON REIT Investment Corp.	5,686	8,271,905
Ai Holdings Corp.	174,200	3,252,205
AI inside Inc.(b)(c)	6,200	599,571
Aica Kogyo Co. Ltd.	218,400	7,716,957
Aichi Corp.	124,700	897,962
Aichi Steel Corp.	26,800	710,824
Aida Engineering Ltd.	299,900	2,773,266
Aiful Corp.	1,232,300	3,873,200
Ain Holdings Inc.	103,500	6,335,739
Air Water Inc.	732,200	10,945,801
Akatsuki Inc.	38,400	1,147,794
Alfresa Holdings Corp.	764,200	11,638,672
Alpen Co. Ltd.	57,200	1,607,920
Alpha Systems Inc.	25,500	934,192
Alps Alpine Co. Ltd.	840,300	8,746,593
Altech Corp.	41,400	768,273
Amada Co. Ltd.	1,358,100	13,958,728
Amano Corp.	225,900	5,569,970
Amuse Inc.	29,500	602,612
Anest Iwata Corp.	50,600	487,993
AnGes Inc.(b)(c)	516,400	3,243,944
Anicom Holdings Inc.	298,400	2,354,870
Anritsu Corp.(c)	558,100	9,754,259
AOKI Holdings Inc.	96,300	576,227
Aomori Bank Ltd. (The)	48,100	871,179
Aozora Bank Ltd.	479,100	10,783,564
Arata Corp.	38,900	1,518,185
Arcland Sakamoto Co. Ltd.	124,600	1,718,691
Arcland Service Holdings Co. Ltd.(c)	62,400	1,288,834
Arcs Co. Ltd.	175,600	3,576,451
Argo Graphics Inc.	61,300	1,926,638
Ariake Japan Co. Ltd.	77,100	4,475,452
ARTERIA Networks Corp.	104,600	1,746,933
Aruhi Corp.(c)	135,500	1,714,233
As One Corp.	56,200	7,635,562
Asahi Holdings Inc.	294,800	5,829,854
Asics Corp.	623,400	13,767,547
ASKUL Corp.	153,700	2,320,101
Atom Corp.(c)	506,600	3,590,710
Autobacs Seven Co. Ltd.	285,900	4,205,730
Avex Inc.	143,700	2,043,612
Awa Bank Ltd. (The)	164,700	2,981,041
Axial Retailing Inc.	43,000	1,491,978
Bank of Kyoto Ltd. (The)	223,100	9,607,657
Bank of Nagoya Ltd. (The)	110,000	2,482,089
Bank of Okinawa Ltd. (The)	53,900	1,215,728
BASE Inc.(b)(c)	309,200	3,232,791
BayCurrent Consulting Inc.	53,400	21,265,508
Belc Co. Ltd.	37,100	1,819,212
Bell System24 Holdings Inc.	131,400	2,017,873
Belluna Co. Ltd.	209,500	1,779,378
Benefit One Inc.	321,600	10,589,929
Benesse Holdings Inc.	266,600	6,134,717
BeNext-Yumeshin Group Co.	258,931	3,222,758
Bengo4.com Inc.(b)	36,000	2,718,061
Bic Camera Inc.	380,400	3,931,592

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
BML Inc.	84,400	$2,914,977
Broadleaf Co. Ltd.	389,000	1,793,046
Bunka Shutter Co. Ltd.	306,100	3,293,950
Bushiroad Inc.(b)(c)	28,600	581,105
C.I. Takiron Corp.	177,700	972,792
Calbee Inc.	354,300	8,139,810
Canon Electronics Inc.	40,700	595,139
Canon Marketing Japan Inc.	191,500	4,289,450
Cawachi Ltd.	59,100	1,194,862
CellSource Co. Ltd.(b)	8,900	1,166,194
Central Glass Co. Ltd.	130,000	2,628,194
Central Security Patrols Co. Ltd.	29,700	810,444
Change Inc.(b)(c)	137,600	3,191,942
Chatwork Co. Ltd.(b)(c)	48,100	444,022
Chiyoda Corp.(b)(c)	615,000	2,192,270
Chofu Seisakusho Co. Ltd.	37,300	678,582
Chubu Shiryo Co. Ltd.	83,000	867,110
Chudenko Corp.	67,300	1,412,644
Chugoku Bank Ltd. (The)	583,600	4,640,834
Chugoku Electric Power Co. Inc. (The)	1,175,400	10,625,020
Chugoku Marine Paints Ltd.	173,100	1,433,221
Citizen Watch Co. Ltd.	1,057,400	4,136,369
CKD Corp.	208,700	4,173,925
Coca-Cola Bottlers Japan Holdings Inc.	499,700	8,154,703
cocokara fine Inc.(c)	77,400	5,778,428
COLOPL Inc.	220,600	1,606,309
Colowide Co. Ltd.(c)	244,700	4,423,155
Comforia Residential REIT Inc.	2,508	8,014,347
Computer Engineering & Consulting Ltd.	85,100	1,242,029
COMSYS Holdings Corp.	474,600	13,190,347
Comture Corp.	95,800	2,061,952
CONEXIO Corp.	38,500	562,157
Cosmo Energy Holdings Co. Ltd.	223,200	5,191,022
CRE Logistics REIT Inc.	1,931	3,659,443
Create Restaurants Holdings Inc.(b)(c)	340,000	2,878,759
Create SD Holdings Co. Ltd.	109,200	3,665,333
Credit Saison Co. Ltd.	604,800	7,214,136
Curves Holdings Co. Ltd.	215,600	1,607,134
CYBERDYNE Inc.(b)(c)	433,700	1,747,827
Cybozu Inc.	108,200	2,367,421
Daibiru Corp.	149,000	1,903,566
Daicel Corp.	1,041,300	8,648,151
Dai-Dan Co. Ltd.	26,300	633,138
Daido Steel Co. Ltd.	109,000	5,145,608
Daihen Corp.	79,000	3,542,981
Daiho Corp.	44,200	1,715,297
Daiichi Jitsugyo Co. Ltd.	32,800	1,394,706
Daiichikosho Co. Ltd.	148,100	5,187,297
Daiken Corp.	43,200	874,821
Daikokutenbussan Co. Ltd.	24,800	1,430,749
Daikyonishikawa Corp.	81,900	528,055
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	12,900	272,129
Daio Paper Corp.	346,900	5,979,443
Daiseki Co. Ltd.	145,100	6,715,985
Daishi Hokuetsu Financial Group Inc.	139,300	3,079,187
Daito Pharmaceutical Co. Ltd.	48,000	1,456,836
Daiwa Industries Ltd.	129,600	1,352,302
Daiwa Office Investment Corp.	1,313	9,473,323
Daiwa Securities Living Investments Corp.	7,414	8,139,849

Security	Shares	Value

Japan (continued)
Daiwabo Holdings Co. Ltd.	354,500	$7,156,005
DCM Holdings Co. Ltd.	477,200	4,703,151
Demae-Can Co. Ltd.(b)(c)	142,300	1,687,209
DeNA Co. Ltd.	343,600	6,469,960
Denka Co. Ltd.	324,400	11,226,844
Denyo Co. Ltd.	40,500	738,368
Descente Ltd.(b)	131,500	3,578,567
Dexerials Corp.	227,000	5,233,732
DIC Corp.	310,400	8,388,253
Digital Arts Inc.	44,300	3,042,346
Digital Garage Inc.	130,700	5,425,320
Digital Holdings Inc.	60,100	1,168,242
Dip Corp.	143,400	4,193,892
Direct Marketing MiX Inc.	41,100	1,408,983
DMG Mori Co. Ltd.	461,500	7,211,061
Doshisha Co. Ltd.	83,000	1,306,766
Doutor Nichires Holdings Co. Ltd.	83,400	1,271,097
Dowa Holdings Co. Ltd.	206,100	8,008,762
DTS Corp.	151,000	3,644,752
Duskin Co. Ltd.	200,400	4,627,968
DyDo Group Holdings Inc.	35,000	1,699,049
Eagle Industry Co. Ltd.	40,600	480,032
Earth Corp.	59,000	3,494,052
Ebara Corp.	386,300	19,108,332
Ebase Co. Ltd.	111,400	824,861
EDION Corp.	306,400	3,167,746
Edulab Inc.(c)	17,400	725,400
eGuarantee Inc.	145,600	3,117,926
Eiken Chemical Co. Ltd.	128,600	2,680,931
Eizo Corp.	46,100	1,944,179
Elan Corp.	131,300	1,428,041
Elecom Co. Ltd.	186,100	3,276,493
Electric Power Development Co. Ltd.	597,000	8,739,940
Elematec Corp.	11,700	121,984
EM Systems Co. Ltd.	156,700	1,171,322
en Japan Inc.	125,100	4,368,574
Enigmo Inc.	93,500	1,222,942
Enplas Corp.	30,100	913,013
eRex Co. Ltd.	110,500	3,117,642
ES-Con Japan Ltd.	142,600	995,754
Espec Corp.	61,300	1,287,562
Euglena Co. Ltd.(b)	407,400	3,551,920
Exedy Corp.	122,200	1,850,540
Ezaki Glico Co. Ltd.	194,700	7,273,814
Fancl Corp.	316,400	10,057,380
FCC Co. Ltd.	129,900	1,862,263
Ferrotec Holdings Corp.	161,300	4,283,641
Financial Products Group Co. Ltd.	255,200	1,717,151
Food & Life Companies Ltd.	448,000	18,253,620
FP Corp.	196,900	7,579,989
Freee KK(b)	123,300	10,583,990
Frontier Real Estate Investment Corp.	1,865	8,648,635
Fuji Co. Ltd./Ehime	39,200	697,221
Fuji Corp./Aichi	278,800	6,560,868
Fuji Kyuko Co. Ltd.	89,300	4,130,766
Fuji Media Holdings Inc.	204,100	2,214,262
Fuji Oil Holdings Inc.	199,000	4,504,655
Fuji Seal International Inc.	183,800	3,733,549
Fuji Soft Inc.	96,800	4,891,134
Fujibo Holdings Inc.	51,800	1,887,087

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Fujicco Co. Ltd.	36,900	$647,153
Fujikura Ltd.(b)	944,700	4,835,605
Fujimi Inc.	80,000	3,772,324
Fujimori Kogyo Co. Ltd.	65,800	2,486,015
Fujio Food Group Inc.(c)	68,900	845,796
Fujitec Co. Ltd.	263,900	5,863,033
Fujitsu General Ltd.	241,700	6,235,001
Fujiya Co. Ltd.	28,700	592,864
Fukuda Corp.	22,500	1,018,285
Fukui Computer Holdings Inc.	38,400	1,415,815
Fukuoka Financial Group Inc.	697,900	11,763,185
Fukuoka REIT Corp.	2,615	4,395,243
Fukushima Galilei Co. Ltd.	36,100	1,489,072
Fukuyama Transporting Co. Ltd.	114,400	4,295,643
Fullcast Holdings Co. Ltd.	74,700	1,539,215
Funai Soken Holdings Inc.	158,060	3,632,549
Furukawa Co. Ltd.	162,400	1,902,214
Furukawa Electric Co. Ltd.	269,400	6,937,092
Fuso Chemical Co. Ltd.	70,800	2,552,202
Futaba Industrial Co. Ltd.	341,600	1,775,183
Future Corp.	72,400	1,215,278
Fuyo General Lease Co. Ltd.	69,900	4,567,330
G-7 Holdings Inc.	44,000	1,467,494
GA Technologies Co. Ltd./Japan(b)(c)	61,700	1,079,173
Gakken Holdings Co. Ltd.	76,200	895,324
Genky DrugStores Co. Ltd.	31,700	1,170,977
Geo Holdings Corp.	130,500	1,458,078
giftee Inc.(b)(c)	47,800	1,478,669
Giken Ltd.	66,900	2,744,775
Global One Real Estate Investment Corp.	4,238	4,895,202
Glory Ltd.	210,000	4,512,307
GMO Financial Gate Inc.	5,600	1,062,829
GMO Financial Holdings Inc.	161,200	1,222,250
GMO GlobalSign Holdings KK	20,700	799,484
GMO internet Inc.	268,400	7,077,230
GNI Group Ltd.(b)(c)	166,797	2,421,210
Goldcrest Co. Ltd.	61,000	903,027
Goldwin Inc.	97,400	6,089,137
Grace Technology Inc.	105,800	1,332,395
Gree Inc.	470,100	2,591,829
GS Yuasa Corp.	269,000	6,910,857
G-Tekt Corp.	43,400	615,972
GungHo Online Entertainment Inc.	192,530	3,567,082
Gunma Bank Ltd. (The)	1,397,100	4,464,301
Gunze Ltd.	65,200	2,823,162
H.U. Group Holdings Inc.	216,500	5,620,403
H2O Retailing Corp.	350,600	2,654,718
Hachijuni Bank Ltd. (The)	1,343,500	4,346,534
Halows Co. Ltd.	28,500	737,519
Hamakyorex Co. Ltd.	38,200	1,104,410
Hankyu Hanshin REIT Inc.	2,167	3,204,519
Hanwa Co. Ltd.	147,100	4,352,686
Haseko Corp.	1,029,000	13,924,721
Hazama Ando Corp.	743,500	5,656,266
Healios KK(b)	94,200	1,417,242
Heiwa Corp.	219,100	3,832,722
Heiwa Real Estate Co. Ltd.	130,700	4,716,684
Heiwa Real Estate REIT Inc.	3,464	5,518,343
Heiwado Co. Ltd.	92,600	1,764,063
Hennge KK(b)	29,100	863,931

Security	Shares	Value

Japan (continued)
Hibiya Engineering Ltd.	24,200	$414,115
Hiday Hidaka Corp.	91,900	1,474,401
Hioki E.E. Corp.	30,500	2,127,314
Hirata Corp.	38,000	2,139,181
Hirogin Holdings Inc.	1,069,600	5,755,463
HIS Co. Ltd.(b)(c)	149,100	3,213,987
Hitachi Transport System Ltd.	134,400	5,386,756
Hitachi Zosen Corp.	639,500	4,620,400
Hogy Medical Co. Ltd.	101,300	3,185,635
Hokkaido Electric Power Co. Inc.	671,700	3,015,828
Hokkoku Bank Ltd. (The)	85,400	1,589,284
Hokuetsu Corp.	473,500	2,638,716
Hokuhoku Financial Group Inc.	476,900	3,444,044
Hokuriku Electric Power Co.	657,200	3,429,981
Hokuto Corp.	69,700	1,222,748
Horiba Ltd.	136,700	9,395,458
Hoshino Resorts REIT Inc.	766	4,872,296
Hosiden Corp.	222,100	2,037,551
Hosokawa Micron Corp.	21,000	1,193,935
House Foods Group Inc.	263,500	8,202,533
Hulic Reit Inc.	4,762	8,425,201
Hyakugo Bank Ltd. (The)	1,258,800	3,514,698
Hyakujushi Bank Ltd. (The)	84,000	1,159,509
Ichibanya Co. Ltd.	52,400	2,326,645
Ichigo Inc.	982,200	2,948,936
Ichigo Office REIT Investment Corp.	5,021	4,547,715
Ichikoh Industries Ltd.	105,500	708,204
Idec Corp./Japan	118,000	2,358,582
IDOM Inc.	234,600	2,148,768
IHI Corp.(b)	533,800	12,346,806
Iino Kaiun Kaisha Ltd.	538,200	2,231,607
Inaba Denki Sangyo Co. Ltd.	183,400	4,475,577
Inabata & Co. Ltd.	174,800	2,720,215
Inageya Co. Ltd.	85,900	1,131,723
Industrial & Infrastructure Fund Investment Corp.	7,650	14,827,849
Infocom Corp.	99,300	2,360,039
Infomart Corp.	790,900	6,525,808
Information Services International-Dentsu Ltd.	96,100	3,803,119
Insource Co. Ltd.	92,400	1,675,200
Internet Initiative Japan Inc.	217,800	6,915,732
Invincible Investment Corp.	24,652	9,684,984
IR Japan Holdings Ltd.	40,500	5,011,708
Iriso Electronics Co. Ltd.	85,300	4,075,454
Isetan Mitsukoshi Holdings Ltd.	1,350,000	9,141,505
Itochu Advance Logistics Investment Corp.	2,051	2,993,353
Itochu Enex Co. Ltd.	160,600	1,472,921
Itochu-Shokuhin Co. Ltd.	23,200	1,093,463
Itoham Yonekyu Holdings Inc.	591,500	3,934,457
Iwatani Corp.	193,400	11,110,634
Iyo Bank Ltd. (The)	910,500	4,492,664
Izumi Co. Ltd.	131,300	4,494,319
J Front Retailing Co. Ltd.	984,300	8,294,289
JAC Recruitment Co. Ltd.	57,000	912,525
Jaccs Co. Ltd.	103,900	2,416,288
JAFCO Group Co. Ltd.	130,500	7,454,785
Japan Airport Terminal Co. Ltd.(b)	242,200	10,466,394
Japan Aviation Electronics Industry Ltd.	184,300	2,934,571
Japan Display Inc.(b)(c)	2,284,900	731,124
Japan Elevator Service Holdings Co. Ltd.	230,200	5,306,143
Japan Excellent Inc.	5,032	7,003,763

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Japan Hotel REIT Investment Corp.	18,121	$11,050,316
Japan Investment Adviser Co. Ltd.	62,900	849,629
Japan Lifeline Co. Ltd.	238,500	3,002,279
Japan Logistics Fund Inc.	3,274	9,934,412
Japan Material Co. Ltd.	246,500	2,946,611
Japan Medical Dynamic Marketing Inc.	68,600	1,517,864
Japan Petroleum Exploration Co. Ltd.	137,000	2,276,491
Japan Prime Realty Investment Corp.	3,276	12,813,204
Japan Pulp & Paper Co. Ltd.	45,100	1,514,893
Japan Securities Finance Co. Ltd.	348,400	2,602,754
Japan Steel Works Ltd. (The)	241,000	5,928,560
Japan Wool Textile Co. Ltd. (The)	134,700	1,211,515
JCR Pharmaceuticals Co. Ltd.	263,300	7,428,444
JCU Corp.	78,200	2,872,873
JDC Corp.	168,700	890,491
Jeol Ltd.	146,700	9,539,784
JGC Holdings Corp.	905,000	8,147,419
JIG-SAW Inc.(b)(c)	21,500	1,684,121
JINS Holdings Inc.	52,900	3,464,371
JM Holdings Co. Ltd.(c)	44,000	841,319
JMDC Inc.(b)(c)	103,400	5,300,798
J-Oil Mills Inc.	34,100	576,075
Joshin Denki Co. Ltd.	57,700	1,433,036
Joyful Honda Co. Ltd.	224,200	2,830,058
JSP Corp.	15,900	234,224
J-Stream Inc.	24,900	682,065
JTEKT Corp.	827,200	7,859,300
JTOWER Inc.(b)(c)	40,500	2,691,678
Juroku Bank Ltd. (The)	159,100	2,811,815
Justsystems Corp.	130,800	7,599,120
Kadokawa Corp.	184,767	7,214,819
Kaga Electronics Co. Ltd.	47,500	1,239,487
Kagome Co. Ltd.	302,400	7,765,733
Kaken Pharmaceutical Co. Ltd.	123,400	5,462,071
Kamakura Shinsho Ltd.	107,300	969,616
Kameda Seika Co. Ltd.	57,400	2,369,797
Kamei Corp.	10,000	104,256
Kamigumi Co. Ltd.	440,900	9,304,204
Kanamoto Co. Ltd.	122,700	2,868,255
Kandenko Co. Ltd.	371,200	3,113,721
Kaneka Corp.	193,200	7,650,182
Kanematsu Corp.	313,700	4,340,222
Kanematsu Electronics Ltd.	30,900	1,015,406
Kanto Denka Kogyo Co. Ltd.	152,000	1,461,491
Kappa Create Co. Ltd.(b)	108,900	1,404,801
Katakura Industries Co. Ltd.	33,200	464,862
Katitas Co. Ltd.	210,600	6,281,383
Kato Sangyo Co. Ltd.	63,800	1,940,879
Kawasaki Heavy Industries Ltd.(b)	575,700	12,083,437
Kawasaki Kisen Kaisha Ltd.(b)	189,300	6,478,398
KeePer Technical Laboratory Co. Ltd.	53,700	1,432,475
Keihan Holdings Co. Ltd.	389,500	10,708,106
Keihanshin Building Co. Ltd.	130,800	1,688,137
Keikyu Corp.	903,000	10,727,980
Keiyo Bank Ltd. (The)	727,800	2,779,962
Keiyo Co. Ltd.	118,000	900,308
Kenedix Office Investment Corp.	1,715	12,646,391
Kenedix Residential Next Investment Corp.	3,765	8,150,756
Kenedix Retail REIT Corp.	2,183	6,058,932
Kewpie Corp.	449,700	10,112,357

Security	Shares	Value

Japan (continued)
KEY Coffee Inc.	77,500	$1,498,098
KFC Holdings Japan Ltd.	62,500	1,624,608
KH Neochem Co. Ltd.	125,000	2,955,799
Kinden Corp.	536,000	8,691,910
Kintetsu Department Store Co. Ltd.(b)	29,700	833,847
Kintetsu World Express Inc.	144,800	3,528,423
Kisoji Co. Ltd.	61,800	1,330,601
Kissei Pharmaceutical Co. Ltd.	80,200	1,649,961
Kitanotatsujin Corp.	278,600	1,373,967
Kitz Corp.	229,300	1,660,413
Kiyo Bank Ltd. (The)	309,200	4,125,501
Koa Corp.	127,600	1,962,212
Kobe Steel Ltd.	1,220,000	8,140,486
Kohnan Shoji Co. Ltd.	97,000	3,940,468
Kojima Co. Ltd.	134,000	843,941
Kokuyo Co. Ltd.	351,300	5,700,165
KOMEDA Holdings Co. Ltd.	186,100	3,488,912
Komeri Co. Ltd.	130,200	3,157,729
Komori Corp.	233,900	1,773,134
Konica Minolta Inc.	1,832,500	9,423,548
Konishi Co. Ltd.	218,800	3,246,614
Konoike Transport Co. Ltd.	38,500	445,107
Koshidaka Holdings Co. Ltd.	162,700	823,311
Kotobuki Spirits Co. Ltd.	76,000	4,557,644
K’s Holdings Corp.	706,440	8,346,360
Kumagai Gumi Co. Ltd.	151,900	3,906,387
Kumiai Chemical Industry Co. Ltd.	304,700	2,342,807
Kura Sushi Inc.	86,800	3,231,745
Kuraray Co. Ltd.	1,210,300	11,238,340
Kureha Corp.	61,300	4,029,564
Kusuri no Aoki Holdings Co. Ltd.	62,300	4,172,308
KYB Corp.	73,400	2,414,249
Kyoei Steel Ltd.	72,400	938,167
Kyokuto Kaihatsu Kogyo Co. Ltd.	77,200	1,105,964
KYORIN Holdings Inc.	166,800	2,702,891
Kyoritsu Maintenance Co. Ltd.	123,100	4,069,081
Kyowa Exeo Corp.	422,600	10,504,692
Kyudenko Corp.	174,600	6,222,263
Kyushu Electric Power Co. Inc.	1,638,600	12,386,481
Kyushu Financial Group Inc.	1,414,600	5,047,745
Kyushu Railway Co.	541,000	12,199,558
LaSalle Logiport REIT	6,578	12,052,122
LEC Inc.	97,000	983,059
Leopalace21 Corp.(b)	707,000	964,641
Life Corp.	74,100	2,588,576
Lifenet Insurance Co.(b)	142,900	1,476,396
Lifull Co. Ltd.	293,600	892,992
Link And Motivation Inc.	153,300	1,233,054
Lintec Corp.	177,400	3,867,346
Litalico Inc.	39,700	1,907,880
M&A Capital Partners Co. Ltd.(b)	54,300	2,629,123
Mabuchi Motor Co. Ltd.	198,000	7,446,457
Macnica Fuji Electronics Holdings Inc.	193,750	4,979,663
Maeda Corp.	581,100	4,885,401
Maeda Kosen Co. Ltd.	89,700	3,005,077
Maeda Road Construction Co. Ltd.	138,500	2,644,738
Makino Milling Machine Co. Ltd.	94,500	3,565,398
Makuake Inc.(b)(c)	21,700	899,893
Mandom Corp.	135,800	2,302,437
Mani Inc.	299,700	6,396,995

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Marudai Food Co. Ltd.	38,300	$605,175
Maruha Nichiro Corp.	170,200	3,773,559
Marui Group Co. Ltd.	771,900	13,521,453
Maruichi Steel Tube Ltd.	223,200	5,384,481
Marusan Securities Co. Ltd.	386,600	2,095,783
Maruwa Co. Ltd./Aichi	38,100	3,731,852
Maruwa Unyu Kikan Co. Ltd.	155,900	2,186,205
Maruzen Showa Unyu Co. Ltd.	29,400	929,207
Marvelous Inc.	138,000	928,491
Matsuda Sangyo Co. Ltd.	52,700	1,044,448
Matsui Securities Co. Ltd.	472,600	3,396,221
Matsumotokiyoshi Holdings Co. Ltd.	332,700	14,782,533
Matsuya Co. Ltd.(b)	151,400	1,247,287
Matsuyafoods Holdings Co. Ltd.	38,400	1,278,671
Max Co. Ltd.	109,200	1,884,512
Maxell Holdings Ltd.(b)	211,300	2,473,346
Maxvalu Tokai Co. Ltd.	43,100	986,854
MCJ Co. Ltd.	276,400	3,124,991
Mebuki Financial Group Inc.	3,991,200	8,542,002
Media Do Co. Ltd.	38,100	1,572,740
Medical Data Vision Co. Ltd.(c)	118,500	2,170,154
Medley Inc.(b)(c)	81,000	2,978,676
MedPeer Inc.(b)	50,100	1,839,100
Megachips Corp.	65,000	1,923,317
Megmilk Snow Brand Co. Ltd.	197,300	3,708,162
Meidensha Corp.	139,800	3,037,065
Meiko Electronics Co. Ltd.	80,900	2,239,677
Meisei Industrial Co. Ltd.	155,100	1,053,912
Meitec Corp.	105,500	5,958,956
Melco Holdings Inc.	18,900	1,014,966
Menicon Co. Ltd.	117,800	8,610,579
METAWATER Co. Ltd.	100,900	1,845,721
Micronics Japan Co. Ltd.	131,300	1,675,037
Mie Kotsu Group Holdings Inc.	71,800	314,391
Milbon Co. Ltd.	100,600	5,549,670
Mimasu Semiconductor Industry Co. Ltd.	66,400	1,492,244
Mirai Corp.	6,332	3,257,500
Mirait Holdings Corp.	371,700	7,329,066
Miroku Jyoho Service Co. Ltd.	60,200	864,840
Mitani Sekisan Co. Ltd.	44,000	1,788,436
Mitsubishi Estate Logistics REIT Investment Corp.	1,481	6,827,857
Mitsubishi Logisnext Co. Ltd.	121,400	1,101,828
Mitsubishi Logistics Corp.	214,600	6,375,438
Mitsubishi Materials Corp.	453,700	9,465,886
Mitsubishi Motors Corp.(b)	2,718,400	7,637,955
Mitsubishi Pencil Co. Ltd.	78,700	1,016,389
Mitsubishi Research Institute Inc.	33,700	1,227,289
Mitsubishi Shokuhin Co. Ltd.	42,600	1,102,402
Mitsuboshi Belting Ltd.	43,500	726,373
Mitsui DM Sugar Holdings Co. Ltd.	25,200	428,883
Mitsui Fudosan Logistics Park Inc.	2,172	12,156,310
Mitsui High-Tec Inc.	79,400	4,650,932
Mitsui Mining & Smelting Co. Ltd.	230,400	6,560,569
Mitsui OSK Lines Ltd.	439,600	22,809,814
Mitsui-Soko Holdings Co. Ltd.	51,100	1,190,477
Mitsuuroko Group Holdings Co. Ltd.	118,300	1,357,129
Mixi Inc.	171,600	4,322,364
Mizuho Leasing Co. Ltd.	118,100	3,919,609
Mizuno Corp.	148,800	3,411,392
Mochida Pharmaceutical Co. Ltd.	77,600	2,549,272

Security	Shares	Value

Japan (continued)
Modalis Therapeutics Corp.(b)	44,200	$597,294
Modec Inc.	74,400	1,245,897
Monex Group Inc.	629,470	3,967,483
Money Forward Inc.(b)	144,400	8,900,196
Monogatari Corp. (The)	43,300	2,690,509
Mori Hills REIT Investment Corp.	6,116	8,995,670
Mori Trust Hotel Reit Inc.	1,197	1,490,226
Mori Trust Sogo REIT Inc.	4,160	6,001,526
Morinaga & Co. Ltd./Japan	158,900	5,041,311
Morinaga Milk Industry Co. Ltd.	154,700	8,668,354
Morita Holdings Corp.	82,100	1,158,300
MOS Food Services Inc.	131,700	3,773,473
MTI Ltd.	83,600	558,280
Musashi Seimitsu Industry Co. Ltd.	202,700	4,214,041
Musashino Bank Ltd. (The)	154,500	2,317,090
Nachi-Fujikoshi Corp.	57,400	2,337,702
Nafco Co. Ltd.	58,700	1,003,972
Nagaileben Co. Ltd.	50,500	1,191,215
Nagase & Co. Ltd.	443,500	6,787,554
Nagatanien Holdings Co. Ltd.	6,500	125,866
Nagoya Railroad Co. Ltd.(b)	755,800	12,727,429
Nakanishi Inc.	293,000	6,083,359
Nankai Electric Railway Co. Ltd.	424,700	9,018,531
Nanto Bank Ltd. (The)	131,300	2,254,368
NEC Networks & System Integration Corp.	267,600	4,745,497
NET One Systems Co. Ltd.	347,300	11,910,466
Nextage Co. Ltd.	176,100	3,621,937
NGK Spark Plug Co. Ltd.	619,400	9,122,010
NHK Spring Co. Ltd.	789,100	6,096,810
Nichias Corp.	231,000	5,872,417
Nichicon Corp.	202,600	2,157,945
Nichiden Corp.	23,000	467,000
Nichiha Corp.	107,800	2,831,907
Nichi-Iko Pharmaceutical Co. Ltd.	209,500	1,619,236
Nichirei Corp.	468,600	12,820,651
Nichireki Co. Ltd.	97,800	1,206,024
Nifco Inc./Japan	327,000	10,868,450
Nihon Chouzai Co. Ltd.	31,800	497,408
Nihon Kohden Corp.	324,900	9,925,423
Nihon Nohyaku Co. Ltd.	316,400	1,476,613
Nihon Parkerizing Co. Ltd.	468,100	4,822,384
Nihon Unisys Ltd.	294,200	8,871,283
Nikkiso Co. Ltd.	209,300	2,170,819
Nikkon Holdings Co. Ltd.	269,000	5,924,486
Nikon Corp.	1,218,400	11,342,513
Nippn Corp., New	161,700	2,324,732
Nippo Corp.	217,100	6,030,821
Nippon Accommodations Fund Inc.	1,830	11,200,819
Nippon Carbon Co. Ltd.	43,400	1,627,610
Nippon Ceramic Co. Ltd.	86,800	2,300,714
Nippon Densetsu Kogyo Co. Ltd.	103,400	1,809,575
Nippon Electric Glass Co. Ltd.	317,200	7,202,607
Nippon Gas Co. Ltd.	439,300	6,938,755
Nippon Kanzai Co. Ltd.	73,700	1,746,527
Nippon Kayaku Co. Ltd.	564,500	5,853,847
Nippon Koei Co. Ltd.	38,400	1,050,630
Nippon Light Metal Holdings Co. Ltd.	239,490	4,215,808
Nippon Paper Industries Co. Ltd.	402,700	4,707,291
Nippon Parking Development Co. Ltd.	1,534,600	2,175,840
Nippon REIT Investment Corp.	1,823	7,562,326

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nippon Road Co. Ltd. (The)	14,200	$1,053,620
Nippon Seiki Co. Ltd.	186,700	2,165,430
Nippon Sheet Glass Co. Ltd.(b)	358,500	1,974,248
Nippon Shokubai Co. Ltd.	111,300	5,353,606
Nippon Signal Company Ltd.	186,800	1,563,023
Nippon Soda Co. Ltd.	83,300	2,673,775
Nippon Steel Trading Corp.	67,100	2,880,115
Nippon Suisan Kaisha Ltd.	1,166,000	6,049,081
Nippon Television Holdings Inc.	205,200	2,281,462
Nipro Corp.	558,200	6,933,233
Nishimatsu Construction Co. Ltd.	178,000	5,788,032
Nishimatsuya Chain Co. Ltd.	147,700	1,804,506
Nishi-Nippon Financial Holdings Inc.	488,900	2,748,719
Nishi-Nippon Railroad Co. Ltd.	251,900	6,038,344
Nishio Rent All Co. Ltd.	98,200	2,687,086
Nissan Shatai Co. Ltd.	314,900	2,070,726
Nissei ASB Machine Co. Ltd.	33,800	1,497,015
Nissha Co. Ltd.	168,400	2,370,987
Nisshin Oillio Group Ltd. (The)	131,200	3,612,929
Nisshinbo Holdings Inc.	549,000	4,619,028
Nissin Electric Co. Ltd.	218,400	2,546,191
Nitta Corp.	47,600	1,146,956
Nittetsu Mining Co. Ltd.	17,300	950,882
Nitto Boseki Co. Ltd.	97,800	2,992,193
Nitto Kogyo Corp.	131,300	2,166,722
Nitto Kohki Co. Ltd.	17,400	294,802
Nittoku Co. Ltd.	51,100	1,790,167
Noevir Holdings Co. Ltd.	68,900	3,441,596
NOF Corp.	285,200	14,506,503
Nohmi Bosai Ltd.	73,800	1,413,291
Nojima Corp.	131,300	3,412,783
NOK Corp.	339,400	4,489,453
Nomura Co. Ltd.	336,000	2,619,304
Noritake Co. Ltd./Nagoya Japan	21,300	822,215
Noritsu Koki Co. Ltd.	75,600	1,574,904
Noritz Corp.	115,700	1,968,734
North Pacific Bank Ltd.	1,232,200	2,635,767
NS Solutions Corp.	127,100	4,046,172
NS United Kaiun Kaisha Ltd.	31,500	793,508
NSD Co. Ltd.	279,180	4,786,566
NTN Corp.(b)	1,548,500	3,973,634
NTT UD REIT Investment Corp.	5,129	7,448,545
Obara Group Inc.	50,900	1,821,654
OBIC Business Consultants Co. Ltd.	82,200	4,207,622
Ogaki Kyoritsu Bank Ltd. (The)	168,300	2,835,651
Ohsho Food Service Corp.	37,000	1,982,678
Oiles Corp.	41,300	610,614
Oisix ra daichi Inc.(b)	101,300	3,602,063
Okamoto Industries Inc.	33,100	1,250,045
Okamura Corp.	252,100	3,570,648
Okasan Securities Group Inc.	665,600	2,425,114
Oki Electric Industry Co. Ltd.	327,100	3,056,167
Okinawa Cellular Telephone Co.	45,400	2,159,653
Okinawa Electric Power Co. Inc. (The)	202,877	2,592,684
OKUMA Corp.	97,500	4,884,489
Okumura Corp.	130,200	3,538,586
Okuwa Co. Ltd.	76,300	759,668
One REIT Inc.	690	2,154,591
Onward Holdings Co. Ltd.	408,800	1,122,489
Open Door Inc.(b)	48,100	866,040

Security	Shares	Value

Japan (continued)
Open House Co. Ltd.	304,200	$15,380,272
Optex Group Co. Ltd.	136,000	2,097,778
Optim Corp.(b)	66,500	1,219,552
Optorun Co. Ltd.	109,300	2,202,548
Organo Corp.	30,200	1,734,060
Orient Corp.	2,018,000	2,532,918
Oro Co. Ltd.	31,900	1,119,278
Osaka Organic Chemical Industry Ltd.	57,200	1,961,238
Osaka Soda Co. Ltd.	44,100	972,297
Osaka Steel Co. Ltd.	12,500	135,412
OSG Corp.	354,700	6,634,574
Outsourcing Inc.	454,100	8,691,846
Pacific Industrial Co. Ltd.	108,800	1,324,284
Pack Corp. (The)	37,000	958,640
PAL GROUP Holdings Co. Ltd.	66,900	1,068,984
Paltac Corp.	118,200	5,489,433
Paramount Bed Holdings Co. Ltd.	147,600	2,638,219
Park24 Co. Ltd.(b)	441,500	8,324,736
Pasona Group Inc.	97,100	1,969,541
Penta-Ocean Construction Co. Ltd.	1,112,000	7,535,187
Pharma Foods International Co. Ltd.(c)	88,600	2,353,771
Pilot Corp.	124,500	4,279,146
Piolax Inc.	63,800	887,081
PKSHA Technology Inc.(b)(c)	60,200	1,100,021
Plaid Inc.(b)	58,200	1,310,000
Plenus Co. Ltd.	97,300	1,873,811
PR Times Inc.(b)(c)	21,500	622,474
Premier Anti-Aging Co. Ltd.(b)	13,900	1,941,705
Pressance Corp.	96,300	1,405,893
Prestige International Inc.	383,400	2,454,710
Prima Meat Packers Ltd.	115,100	3,120,908
Proto Corp.	217,900	2,763,379
Qol Holdings Co. Ltd.	133,800	1,854,846
Raito Kogyo Co. Ltd.	217,800	3,899,895
Raiznext Corp.	202,300	2,114,754
Raksul Inc.(b)	93,300	4,400,148
Rakus Co. Ltd.	297,300	8,368,803
Relia Inc.	181,600	2,225,194
Relo Group Inc.	474,400	10,469,466
Rengo Co. Ltd.	736,700	6,271,859
RENOVA Inc.(b)	140,600	6,346,094
Resorttrust Inc.	330,500	5,432,101
Restar Holdings Corp.	64,700	1,149,084
Retail Partners Co. Ltd.(c)	92,100	1,012,782
Ricoh Leasing Co. Ltd.	64,400	2,029,607
Riken Keiki Co. Ltd.	24,600	579,788
Riken Vitamin Co. Ltd.	68,400	995,044
Ringer Hut Co. Ltd.(b)	150,900	3,121,898
Riso Kagaku Corp.	86,500	1,429,304
Riso Kyoiku Co. Ltd.	473,800	1,565,560
Rock Field Co. Ltd.	71,600	953,714
Rohto Pharmaceutical Co. Ltd.	391,100	10,310,604
Roland Corp.	46,300	2,203,126
Rorze Corp.	44,200	3,410,837
Round One Corp.(c)	225,700	2,199,784
Royal Holdings Co. Ltd.(b)(c)	107,700	1,928,541
RPA Holdings Inc.(b)	93,400	547,910
RS Technologies Co. Ltd.	33,300	1,782,456
Ryobi Ltd.	110,500	1,454,050
Ryosan Co. Ltd.	108,100	2,283,563

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Ryoyo Electro Corp.	59,600	$1,313,247
S Foods Inc.	82,700	2,583,028
S.T. Corp.	24,000	379,916
Saibu Gas Holdings Co. Ltd.	82,500	1,829,156
Saizeriya Co. Ltd.	128,700	3,170,333
Sakai Moving Service Co. Ltd.	31,200	1,505,192
Sakata INX Corp.	110,600	1,083,937
Sakata Seed Corp.	131,300	4,299,757
SAMTY Co. Ltd.	119,500	2,411,081
Samty Residential Investment Corp.	1,311	1,521,559
San-A Co. Ltd.	61,700	2,301,282
San-Ai Oil Co. Ltd.	243,600	3,037,353
SanBio Co. Ltd.(b)(c)	120,900	1,298,606
Sangetsu Corp.	218,800	3,179,527
San-in Godo Bank Ltd. (The)	600,300	2,989,121
Sanken Electric Co. Ltd.(b)	93,700	4,446,555
Sanki Engineering Co. Ltd.	224,200	3,065,576
Sankyo Co. Ltd.	180,800	4,512,083
Sankyu Inc.	225,500	10,135,636
Sanrio Co. Ltd.(b)(c)	197,600	3,370,180
Sansan Inc.(b)	61,500	5,028,912
Sanshin Electronics Co. Ltd.(c)	38,700	749,886
Sanwa Holdings Corp.	757,700	9,220,732
Sanyo Chemical Industries Ltd.	42,700	2,308,644
Sanyo Denki Co. Ltd.	32,300	2,087,585
Sanyo Special Steel Co. Ltd.(b)	102,200	1,712,450
Sapporo Holdings Ltd.	251,500	5,348,101
Sato Holdings Corp.	104,000	2,656,644
Sawai Group Holdings Co. Ltd.	161,400	6,912,946
SB Technology Corp.	41,900	1,149,386
SBS Holdings Inc.	74,000	2,277,799
SCREEN Holdings Co. Ltd.	152,500	13,814,374
Sega Sammy Holdings Inc.	692,600	8,736,017
Seibu Holdings Inc.(b)	919,400	10,374,073
Seikagaku Corp.	226,800	2,222,942
Seiko Holdings Corp.	109,400	2,284,952
Seino Holdings Co. Ltd.	504,300	6,418,502
Seiren Co. Ltd.	178,200	3,624,183
Sekisui House Reit Inc.	16,739	14,746,106
Sekisui Jushi Corp.	77,000	1,533,093
Senko Group Holdings Co. Ltd.	431,300	4,364,805
Senshu Ikeda Holdings Inc.	882,180	1,271,202
Septeni Holdings Co. Ltd.	273,700	1,031,863
Seria Co. Ltd.	186,900	6,722,961
Seven Bank Ltd.	2,198,800	4,796,567
Shibaura Machine Co. Ltd.	88,300	2,098,443
Shibuya Corp.	74,700	2,091,029
SHIFT Inc.(b)	45,500	8,347,249
Shiga Bank Ltd. (The)	180,700	3,068,689
Shikoku Chemicals Corp.	77,000	912,039
Shikoku Electric Power Co. Inc.	640,700	4,215,783
Shima Seiki Manufacturing Ltd.	110,200	1,834,534
Shimamura Co. Ltd.	90,200	8,719,247
Shin Nippon Air Technologies Co. Ltd.	37,500	769,296
Shin-Etsu Polymer Co. Ltd.	178,900	1,669,536
Shinko Electric Industries Co. Ltd.	274,800	9,340,670
Shinmaywa Industries Ltd.	206,000	1,803,548
Shinnihon Corp.	14,900	116,973
Shinnihonseiyaku Co. Ltd.	38,500	712,956
Shinsei Bank Ltd.	517,400	6,843,307

Security	Shares	Value

Japan (continued)
Ship Healthcare Holdings Inc.	314,800	$7,938,558
Shizuoka Gas Co. Ltd.	140,300	1,466,716
SHO-BOND Holdings Co. Ltd.	165,200	6,978,292
Shochiku Co. Ltd.(b)	40,700	4,427,323
Shoei Co. Ltd.	106,800	4,474,392
Shoei Foods Corp.	38,300	1,369,233
Showa Denko KK	516,000	14,805,987
Showa Sangyo Co. Ltd.	41,600	1,136,648
Siix Corp.	108,400	1,398,833
Sinfonia Technology Co. Ltd.	78,300	906,150
Sinko Industries Ltd.	53,400	1,027,146
SKY Perfect JSAT Holdings Inc.	621,600	2,351,667
Skylark Holdings Co. Ltd.(b)	912,500	12,290,459
SMS Co. Ltd.	285,300	7,991,365
Snow Peak Inc.	53,000	1,971,473
Sodick Co. Ltd.	193,100	1,802,324
Software Service Inc.	10,000	898,774
Sojitz Corp.	4,820,800	14,748,203
Solasto Corp.	215,000	2,627,136
Sosei Group Corp.(b)(c)	279,600	4,225,190
SOSiLA Logistics REIT Inc.	2,244	3,521,585
Sotetsu Holdings Inc.	301,500	5,964,189
Sourcenext Corp.	355,500	989,682
SPARX Group Co. Ltd.	656,200	1,485,057
S-Pool Inc.	245,500	2,116,225
SRE Holdings Corp.(b)	27,700	1,657,385
Star Asia Investment Corp.	5,857	3,228,953
Star Micronics Co. Ltd.	174,100	2,619,520
Starts Corp. Inc.	124,600	3,261,266
Starts Proceed Investment Corp.	920	2,094,038
Starzen Co. Ltd.	30,000	595,216
Strike Co. Ltd.	37,100	1,242,226
Sugi Holdings Co. Ltd.	142,600	10,523,385
Sumitomo Bakelite Co. Ltd.	147,100	6,403,116
Sumitomo Densetsu Co. Ltd.	63,300	1,246,432
Sumitomo Forestry Co. Ltd.	525,700	9,945,798
Sumitomo Heavy Industries Ltd.	453,500	12,560,923
Sumitomo Mitsui Construction Co. Ltd.	642,380	2,837,043
Sumitomo Osaka Cement Co. Ltd.	132,800	3,797,596
Sumitomo Riko Co. Ltd.	49,700	366,475
Sumitomo Rubber Industries Ltd.	683,300	9,196,625
Sumitomo Seika Chemicals Co. Ltd.	15,100	510,988
Sumitomo Warehouse Co. Ltd. (The)	333,500	4,866,348
Sun Corp.(c)	48,800	1,372,298
Sun Frontier Fudousan Co. Ltd.	122,200	1,153,088
Sundrug Co. Ltd.	293,300	9,521,131
Suruga Bank Ltd.	595,700	1,802,303
Suzuken Co. Ltd.	270,900	7,817,569
Systena Corp.	274,300	5,084,133
T. Hasegawa Co. Ltd.	102,500	2,387,759
Tachi-S Co. Ltd.	70,500	939,942
Tadano Ltd.	407,900	4,197,493
Taihei Dengyo Kaisha Ltd.	51,000	1,234,521
Taiheiyo Cement Corp.	460,300	10,724,372
Taikisha Ltd.	93,000	2,937,481
Taiko Pharmaceutical Co. Ltd.(c)	104,500	935,734
Taiyo Holdings Co. Ltd.	68,400	3,160,592
Taiyo Yuden Co. Ltd.	479,100	24,587,815
Takamatsu Construction Group Co. Ltd.	25,800	475,817
Takara Bio Inc.	195,900	4,897,072

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Takara Holdings Inc.	578,400	$6,730,384
Takara Leben Co. Ltd.	457,000	1,429,700
Takara Leben Real Estate Investment Corp.	1,723	2,053,723
Takara Standard Co. Ltd.	82,300	1,198,643
Takasago International Corp.	25,100	623,903
Takasago Thermal Engineering Co. Ltd.	186,400	3,423,786
Takashimaya Co. Ltd.	569,500	5,909,580
Takeuchi Manufacturing Co. Ltd.	138,900	3,463,033
Taki Chemical Co. Ltd.	20,900	1,105,506
Takuma Co. Ltd.	283,900	4,558,685
Tama Home Co. Ltd.(c)	56,700	1,320,385
Tamron Co. Ltd.	62,000	1,489,280
Tamura Corp.(c)	275,300	2,170,715
Tatsuta Electric Wire and Cable Co. Ltd.	155,000	762,009
TBS Holdings Inc.	148,000	2,227,420
TechMatrix Corp.	143,500	2,262,074
TechnoPro Holdings Inc.	443,200	11,084,926
Teijin Ltd.	722,100	10,872,640
Teikoku Sen-I Co. Ltd.	70,300	1,259,542
Tenma Corp.	24,600	577,237
T-Gaia Corp.	78,800	1,421,027
TKC Corp.	90,200	2,677,660
TKP Corp.(b)	51,200	816,113
Toa Corp./Tokyo	68,100	1,535,923
Toagosei Co. Ltd.	457,200	4,776,038
TOC Co. Ltd.	461,600	2,709,536
Tocalo Co. Ltd.	231,700	2,911,345
Toda Corp.	935,100	6,665,045
Toei Animation Co. Ltd.	35,100	4,802,594
Toei Co. Ltd.	23,200	4,185,633
Toenec Corp.	6,700	228,406
Toho Bank Ltd. (The)	769,700	1,455,219
Toho Holdings Co. Ltd.	217,700	3,656,475
Toho Titanium Co. Ltd.	172,800	1,883,025
Tokai Carbon Co. Ltd.	773,000	10,210,829
Tokai Corp./Gifu	47,200	1,041,088
TOKAI Holdings Corp.	334,500	2,741,158
Tokai Rika Co. Ltd.	217,300	3,386,475
Tokai Tokyo Financial Holdings Inc.	821,800	2,909,575
Token Corp.	30,300	2,735,346
Tokushu Tokai Paper Co. Ltd.	16,400	662,330
Tokuyama Corp.	244,900	5,186,154
Tokyo Ohka Kogyo Co. Ltd.	131,300	8,509,747
Tokyo Seimitsu Co. Ltd.	150,400	6,439,198
Tokyo Steel Manufacturing Co. Ltd.	335,400	3,369,118
Tokyo Tatemono Co. Ltd.	761,500	11,456,681
Tokyotokeiba Co. Ltd.	64,300	2,560,760
Tokyu Construction Co. Ltd.	373,340	2,629,948
Tokyu Fudosan Holdings Corp.	2,438,900	13,768,438
Tokyu REIT Inc.	3,534	6,583,113
TOMONY Holdings Inc.	964,700	2,627,843
Tomy Co. Ltd.	314,400	2,761,784
Tonami Holdings Co. Ltd.	7,500	336,124
Topcon Corp.	421,300	5,941,240
Toppan Forms Co. Ltd.	108,100	1,041,252
Topre Corp.	160,600	2,321,657
Toridoll Holdings Corp.	172,700	3,187,704
Torii Pharmaceutical Co. Ltd.	42,000	974,232
Tosei Corp.	124,000	1,287,549
Toshiba TEC Corp.	100,900	4,065,092

Security	Shares	Value

Japan (continued)
Tosho Co. Ltd.	62,500	$954,622
Totetsu Kogyo Co. Ltd.	130,000	2,762,690
Towa Pharmaceutical Co. Ltd.	72,100	1,841,594
Toyo Construction Co. Ltd.	471,500	2,524,834
Toyo Gosei Co. Ltd.	23,300	2,569,548
Toyo Ink SC Holdings Co. Ltd.	151,400	2,772,550
Toyo Seikan Group Holdings Ltd.	584,700	7,955,589
Toyo Tanso Co. Ltd.	46,700	1,226,533
Toyo Tire Corp.	443,100	8,366,618
Toyobo Co. Ltd.	322,000	4,086,195
Toyoda Gosei Co. Ltd.	264,700	6,221,960
Toyota Boshoku Corp.	263,900	5,323,814
TPR Co. Ltd.	162,300	2,273,609
Trancom Co. Ltd.	19,400	1,513,821
Transcosmos Inc.	101,200	2,871,471
Tri Chemical Laboratories Inc.	109,000	3,021,535
Trusco Nakayama Corp.	189,100	4,998,636
TS Tech Co. Ltd.	344,500	5,125,230
Tsubaki Nakashima Co. Ltd.	165,800	2,499,362
Tsubakimoto Chain Co.	116,900	3,559,985
Tsugami Corp.	168,700	2,390,199
Tsukishima Kikai Co. Ltd.	68,000	721,380
Tsumura & Co.	238,100	7,510,617
Tsurumi Manufacturing Co. Ltd.	14,500	235,988
TV Asahi Holdings Corp.	76,500	1,189,048
UACJ Corp.(b)	130,094	3,433,803
Ube Industries Ltd.	412,800	8,290,883
Uchida Yoko Co. Ltd.	33,200	1,529,614
Ulvac Inc.	180,100	8,769,958
Union Tool Co.	14,300	527,976
Unipres Corp.	155,700	1,406,267
United Arrows Ltd.(b)	92,200	1,602,735
United Super Markets Holdings Inc.	252,300	2,468,141
Universal Entertainment Corp.(b)	102,100	2,204,413
Usen-Next Holdings Co. Ltd.	57,700	1,272,577
Ushio Inc.	397,600	7,124,611
UT Group Co. Ltd.	113,500	3,562,197
Uzabase Inc.(b)	80,900	1,698,188
V Technology Co. Ltd.	39,400	1,727,212
Valor Holdings Co. Ltd.	148,500	3,153,653
ValueCommerce Co. Ltd.	63,000	2,186,280
V-Cube Inc.	79,000	1,691,711
Vector Inc.	125,100	1,182,513
Vision Inc./Tokyo Japan(b)	123,300	1,218,559
VT Holdings Co. Ltd.	394,400	1,761,016
Wacoal Holdings Corp.	173,300	3,947,111
Wacom Co. Ltd.	588,000	3,407,065
Wakita & Co. Ltd.	82,700	773,815
WDB Holdings Co. Ltd.	19,100	528,300
WealthNavi Inc.(b)(c)	91,500	3,565,915
Weathernews Inc.	22,600	1,118,663
West Holdings Corp.	94,130	4,231,965
World Co. Ltd.(b)	87,800	1,074,570
World Holdings Co. Ltd.	36,000	1,046,579
Wowow Inc.	13,300	288,942
Xebio Holdings Co. Ltd.	162,700	1,491,762
YAKUODO Holdings Co. Ltd.	45,000	948,318
YAMABIKO Corp.	215,100	2,462,586
Yamaguchi Financial Group Inc.	798,400	4,589,898
YA-MAN Ltd.	133,000	1,499,839

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yamashin-Filter Corp.	161,900	$1,014,495
Yamato Kogyo Co. Ltd.	169,500	5,763,861
Yamazaki Baking Co. Ltd.	487,400	6,692,003
Yamazen Corp.	173,500	1,637,329
Yaoko Co. Ltd.	73,000	4,405,186
Yellow Hat Ltd.	111,600	2,151,028
Yodogawa Steel Works Ltd.	172,400	3,719,670
Yokogawa Bridge Holdings Corp.	143,700	2,893,285
Yokohama Reito Co. Ltd.	398,000	3,229,977
Yokohama Rubber Co. Ltd. (The)	481,200	9,608,816
Yokowo Co. Ltd.	60,300	1,469,568
Yondoshi Holdings Inc.	76,600	1,266,194
Yonex Co. Ltd.(c)	215,000	1,337,870
Yoshinoya Holdings Co. Ltd.(b)	267,400	5,086,221
Yuasa Trading Co. Ltd.	44,700	1,277,418
Yukiguni Maitake Co. Ltd.	80,200	1,212,502
Yurtec Corp.	91,900	602,632
Zenkoku Hosho Co. Ltd.	217,000	9,845,485
Zenrin Co. Ltd.	142,400	1,408,884
Zensho Holdings Co. Ltd.	383,300	9,724,435
Zeon Corp.	543,200	7,421,886
Zeria Pharmaceutical Co. Ltd.	155,700	2,950,160
ZIGExN Co. Ltd.	291,200	1,134,227
Zojirushi Corp.	144,200	2,001,438
Zuken Inc.	64,700	2,038,610

		3,592,989,836
Netherlands — 2.9%
Aalberts NV	404,185	24,640,356
Accell Group NV(b)	102,439	5,073,385
AerCap Holdings NV(b)	529,827	28,080,831
Alfen Beheer BV(b)(d)	83,507	8,421,981
AMG Advanced Metallurgical Group NV	120,691	3,774,977
Arcadis NV	292,650	12,960,160
ASR Nederland NV	573,550	23,570,954
B&S Group Sarl(d)	133,878	1,330,896
Basic-Fit NV(b)(d)	200,939	9,287,665
BE Semiconductor Industries NV	270,156	23,708,502
Boskalis Westminster	317,783	10,000,341
Brack Capital Properties NV(b)(c)	6,435	687,206
Brunel International NV	107,975	1,429,893
Cementir Holding NV	160,585	1,809,078
CM.Com(b)	46,162	2,199,772
Corbion NV	241,567	13,224,469
COSMO Pharmaceuticals NV(b)(c)	32,874	3,084,716
Eurocommercial Properties NV	170,469	4,276,290
Euronext NV(d)	326,797	36,354,913
Fastned BV(b)(c)	16,876	1,164,410
Flow Traders(d)	130,723	5,315,803
ForFarmers NV	128,754	730,834
Fugro NV(b)	394,702	3,731,206
IMCD NV	231,850	40,170,805
Intertrust NV(b)(d)	359,889	5,941,844
Koninklijke BAM Groep NV(b)	1,106,310	3,127,709
Meltwater Holding BV(b)	592,016	2,687,098
NSI NV	88,629	3,685,020
OCI NV(b)	383,620	9,306,215
Pharming Group NV(b)(c)	2,512,821	2,861,158
PostNL NV	1,894,430	10,251,868
Rhi Magnesita NV	119,658	6,293,728
SBM Offshore NV	613,673	8,908,271

Security	Shares	Value

Netherlands (continued)
Shop Apotheke Europe NV(b)(d)	54,600	$8,185,441
SIF Holding NV(c)	45,173	756,065
Signify NV(d)	521,384	29,207,277
Sligro Food Group NV(b)	98,086	2,846,924
SNS REAAL NV(a)(b)(c)	291,555	3
Technip Energies NV(b)	438,339	5,940,765
TKH Group NV	164,848	8,763,967
TomTom NV(b)(c)	270,601	2,272,853
Van Lanschot Kempen NV	121,087	3,109,793
Vastned Retail NV	53,320	1,593,596
Wereldhave NV	144,278	2,381,630

		383,150,668
New Zealand — 0.9%
Air New Zealand Ltd.(b)(c)	2,269,922	2,373,023
Argosy Property Ltd.	3,376,921	3,834,587
Chorus Ltd.	1,901,689	8,162,854
Contact Energy Ltd.	3,111,569	17,686,433
Fletcher Building Ltd.	3,184,823	16,958,240
Genesis Energy Ltd.	1,816,101	4,343,838
Goodman Property Trust	4,389,568	7,447,921
Infratil Ltd.	2,976,199	15,160,553
Kiwi Property Group Ltd.	8,587,465	6,976,603
Oceania Healthcare Ltd.	2,426,335	2,518,539
Precinct Properties New Zealand Ltd.	4,308,033	4,796,899
Pushpay Holdings Ltd.(b)	3,790,721	4,494,652
Restaurant Brands New Zealand Ltd.(b)	143,986	1,605,041
SKYCITY Entertainment Group Ltd.(b)	3,216,977	7,216,883
Summerset Group Holdings Ltd.	896,951	8,069,023
Synlait Milk Ltd.(b)(c)	385,604	1,002,066
Z Energy Ltd.	2,151,989	4,421,606

		117,068,761
Norway — 2.4%
Aker ASA, Class A	103,640	7,946,101
Aker BioMarine ASA(b)(c)	86,235	493,901
Aker Carbon Capture ASA(b)	1,023,651	2,267,037
Aker Horizons Holding ASA(b)(c)	464,309	1,356,737
Aker Solutions ASA(b)(c)	987,560	1,878,424
Atea ASA	334,613	6,378,090
Atlantic Sapphire ASA(b)(c)	243,610	2,133,543
Austevoll Seafood ASA	371,014	4,677,473
Bakkafrost P/F	204,613	17,388,491
Bank Norwegian ASA	519,428	6,084,854
Bonheur ASA	77,178	2,463,476
Borregaard ASA	398,354	10,370,573
BW Energy Ltd.(b)(c)	306,873	926,788
BW LPG Ltd.(d)	316,526	1,828,156
BW Offshore Ltd.(c)	351,987	1,194,016
Crayon Group Holding ASA(b)(d)	175,830	3,045,200
DNO ASA(b)	1,607,374	1,521,835
Elkem ASA(d)	1,022,194	3,783,160
Entra ASA(d)	530,035	12,922,781
Europris ASA(d)	620,060	4,172,215
Fjordkraft Holding ASA(d)	398,509	2,267,700
Flex LNG Ltd.	122,762	1,660,495
Frontline Ltd./Bermuda(c)	445,484	3,575,332
Golden Ocean Group Ltd.	517,495	5,099,077
Grieg Seafood ASA(b)	210,374	2,028,791
Hafnia Ltd.(c)	401,558	774,688
Hexagon Composites ASA(b)	454,942	1,686,098

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Hexagon Purus ASA(b)(c)	227,136	$847,410
Kahoot! ASA(b)	988,570	4,399,541
Kongsberg Gruppen ASA	362,491	10,382,088
Leroy Seafood Group ASA	1,202,518	10,955,633
LINK Mobility Group Holding ASA(b)	657,150	2,424,867
NEL ASA(b)(c)	6,366,100	12,157,881
Nordic Semiconductor ASA(b)	699,189	22,894,829
Norway Royal Salmon ASA	59,740	1,420,006
Ocean Yield ASA(c)	228,181	762,433
Pexip Holding ASA(b)(c)	285,464	2,348,574
Protector Forsikring ASA	310,123	3,184,429
Quantafuel ASA(b)(c)	473,592	1,805,305
REC Silicon ASA(b)(c)	1,149,224	2,256,034
Salmar ASA	230,553	15,292,992
Sbanken ASA(d)	266,215	3,242,280
Scatec ASA(d)	480,229	10,317,914
Selvaag Bolig ASA	273,848	1,813,306
SpareBank 1 Nord Norge	327,382	3,101,601
Sparebank 1 Oestlandet	112,680	1,566,213
SpareBank 1 SMN	615,609	8,542,861
SpareBank 1 SR-Bank ASA	727,877	9,528,464
Stolt-Nielsen Ltd.	180,301	2,461,224
Storebrand ASA	1,874,742	16,096,611
Subsea 7 SA	896,665	7,178,826
TGS ASA	464,261	5,311,605
Tomra Systems ASA	481,719	27,837,189
Vaccibody AS(b)	562,930	3,905,895
Veidekke ASA	442,510	5,699,951
Volue ASA(b)	200,024	1,042,599
Wallenius Wilhelmsen ASA(b)	443,626	1,399,960
XXL ASA(b)(d)	637,494	1,394,441

		311,497,994
Portugal — 0.2%
Altri SGPS SA	324,061	1,957,497
Banco Comercial Portugues SA, Class R(b)	33,582,774	4,780,067
Corticeira Amorim SGPS SA	120,097	1,495,883
CTT-Correios de Portugal SA	471,742	2,454,360
Navigator Co. SA (The)	904,825	3,258,724
NOS SGPS SA	857,681	3,178,431
REN - Redes Energeticas Nacionais SGPS SA	1,523,706	4,256,652
Semapa-Sociedade de Investimento e Gestao	77,927	1,074,163
Sonae SGPS SA	3,519,847	3,474,786

		25,930,563
Singapore — 1.9%
AEM Holdings Ltd.(c)	1,002,500	2,892,134
AIMS APAC REIT(c)	2,041,800	2,380,932
ARA LOGOS Logistics Trust	5,240,782	3,484,065
Ascendas India Trust	3,403,000	3,642,444
Ascott Residence Trust	7,425,196	5,647,210
Best World International Ltd.(a)(b)(c)	1,890,600	880,899
CapitaLand China Trust	4,155,534	4,293,616
CDL Hospitality Trusts	3,680,000	3,283,026
China Aviation Oil Singapore Corp. Ltd.	568,100	423,376
ComfortDelGro Corp. Ltd.	8,835,900	10,250,635
COSCO Shipping International Singapore Co. Ltd.(b)(c)	5,356,500	1,165,863
Cromwell European Real Estate Investment Trust	1,106,060	3,267,037
Eagle Hospitality Trust(a)(b)(c)	2,020,200	20
ESR-REIT	10,062,600	3,304,813

Security	Shares	Value

Singapore (continued)
Far East Hospitality Trust	3,518,900	$1,504,475
First Resources Ltd.	2,301,300	2,307,065
Fortune REIT	5,713,000	6,208,598
Frasers Centrepoint Trust	4,152,538	7,418,876
Frasers Hospitality Trust	1,751,200	665,610
Frasers Logistics & Commercial Trust	10,452,936	11,707,034
Golden Agri-Resources Ltd.(c)	26,951,400	4,564,005
Haw Par Corp. Ltd.	499,500	4,934,033
Hutchison Port Holdings Trust, Class U	21,457,000	5,035,250
iFAST Corp. Ltd.(c)	562,700	3,325,044
Japfa Ltd.(c)	1,772,320	1,000,856
Kenon Holdings Ltd./Singapore	95,175	3,215,602
Keppel DC REIT	5,284,800	10,288,961
Keppel Infrastructure Trust	13,837,600	5,616,945
Keppel Pacific Oak US REIT(c)	3,070,700	2,425,853
Keppel REIT	6,760,900	5,993,173
Lendlease Global Commercial REIT	3,513,400	2,267,987
Manulife US Real Estate Investment Trust	5,604,931	4,262,460
Mapletree Industrial Trust	7,509,893	16,628,165
Mapletree North Asia Commercial Trust	8,885,100	6,624,732
Medtecs International Corp. Ltd.(c)	1,630,300	969,748
Nanofilm Technologies International Ltd.(b)(c)	1,051,500	4,797,319
NetLink NBN Trust(c)	12,667,000	9,112,256
Olam International Ltd.(c)	2,630,000	2,557,015
OUE Commercial Real Estate Investment Trust	8,703,779	2,794,305
OUE Ltd.	1,139,400	1,050,895
Oxley Holdings Ltd.	3,885,500	659,837
Parkway Life REIT	1,583,600	5,423,008
Prime U.S. REIT(c)	1,897,694	1,594,063
Raffles Medical Group Ltd.	4,001,000	4,252,142
Razer Inc.(b)(c)(d)	809,000	196,256
Riverstone Holdings Ltd./Singapore(c)	2,077,000	1,858,079
Sasseur Real Estate Investment Trust	2,143,100	1,502,598
SATS Ltd.(b)	2,796,100	8,268,573
Sembcorp Industries Ltd.	3,956,300	6,102,787
Sembcorp Marine Ltd.(b)(c)	30,951,033	2,623,077
Sheng Siong Group Ltd.	2,872,800	3,329,883
SIA Engineering Co. Ltd.(b)(c)	917,000	1,427,106
Silverlake Axis Ltd.(c)	4,297,840	839,344
Singapore Post Ltd.(c)	6,327,600	2,989,988
Singapore Press Holdings Ltd.	6,498,349	9,016,339
SPH REIT	4,431,200	2,991,543
Starhill Global REIT(c)	5,979,200	2,736,832
StarHub Ltd.	2,415,000	2,157,477
Suntec REIT	8,070,900	8,685,419
Yangzijiang Shipbuilding Holdings Ltd.	9,588,600	9,702,967
Yanlord Land Group Ltd.	2,330,600	1,925,399

		250,475,049
Spain — 2.0%
Acciona SA	98,822	15,150,721
Acerinox SA	641,740	8,578,664
Almirall SA	289,850	4,599,020
Applus Services SA	597,956	5,756,172
Atresmedia Corp. de Medios de Comunicacion SA(b)	396,930	1,641,411
Audax Renovables SA(c)	437,535	993,415
Banco de Sabadell SA(b)	22,886,591	15,911,878
Bankinter SA	2,716,122	14,838,385
Befesa SA(d)	162,061	12,724,390
Cia. de Distribucion Integral Logista Holdings SA	265,566	5,724,531
Cie. Automotive SA	192,207	5,730,103

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Construcciones y Auxiliar de Ferrocarriles SA(b)	84,173	$3,570,779
Corp Financiera Alba SA	63,043	3,540,784
Distribuidora Internacional de Alimentacion SA(b)(c)	6,568,550	198,694
Distribuidora Internacional de Alimentacion SA	50,527,307	1,528,419
Ebro Foods SA	287,835	5,838,694
eDreams ODIGEO SA(b)	270,593	2,240,516
Ence Energia y Celulosa SA(b)	585,006	1,808,254
Euskaltel SA(d)	302,865	3,937,637
Faes Farma SA	1,244,174	4,855,714
Fluidra SA	397,160	16,100,348
Gestamp Automocion SA(b)(d)	706,486	3,454,835
Global Dominion Access SA(d)	371,919	1,986,435
Grenergy Renovables SA(b)	44,754	1,486,503
Grupo Catalana Occidente SA	177,568	6,645,690
Grupo Empresarial San Jose SA(c)	75,720	437,886
Indra Sistemas SA(b)	522,518	5,469,967
Inmobiliaria Colonial Socimi SA	1,157,314	12,342,039
Laboratorios Farmaceuticos Rovi SA	77,638	5,479,833
Lar Espana Real Estate Socimi SA	290,320	1,828,721
Let’s GOWEX SA(a)(b)(c)	51,450	1
Liberbank SA	8,090,578	2,718,879
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	2,737,018	5,517,972
Mapfre SA	4,323,299	8,906,562
Mediaset Espana Comunicacion SA(b)	677,317	4,029,387
Melia Hotels International SA(b)	488,979	3,373,890
Merlin Properties Socimi SA	1,419,916	15,925,833
Metrovacesa SA(d)	172,765	1,438,130
Miquel y Costas & Miquel SA	87,713	1,704,331
Neinor Homes SA(d)	177,040	2,576,682
Pharma Mar SA(c)	60,313	5,157,126
Promotora de Informaciones SA, Class A(b)(c)	437,332	456,531
Prosegur Cash SA(d)	1,964,276	1,923,806
Prosegur Cia. de Seguridad SA	884,755	3,022,609
Sacyr SA	1,629,409	3,961,841
Solaria Energia y Medio Ambiente SA(b)	301,835	5,830,971
Solarpack Corp. Tecnologica SA(b)(c)	63,457	1,968,463
Soltec Power Holdings SA(b)(c)	145,728	1,173,786
Talgo SA(b)(d)	399,185	2,042,774
Tecnicas Reunidas SA(b)(c)	132,481	1,120,101
Unicaja Banco SA(d)	2,522,237	2,319,263
Viscofan SA	161,835	11,238,223
Zardoya Otis SA	787,510	5,336,789

		266,144,388
Sweden — 7.9%
AAK AB	728,634	17,370,234
AcadeMedia AB(d)	339,775	3,289,701
AddTech AB, Class B	1,081,510	22,503,533
AFRY AB	374,149	12,750,420
Alimak Group AB(d)	174,836	3,042,427
Ambea AB(d)	272,750	2,004,024
Arjo AB, Class B	877,442	11,083,653
Atrium Ljungberg AB, Class B	180,103	4,408,943
Attendo AB(b)(d)	413,855	2,025,493
Avanza Bank Holding AB	506,287	16,398,020
Axfood AB	424,840	11,499,014
Bactiguard Holding AB(b)	75,113	1,670,070
Beijer Alma AB	184,250	4,493,839
Beijer Ref AB	1,003,778	21,196,150
Betsson AB, Class B	457,028	3,679,202

Security	Shares	Value

Sweden (continued)
BHG Group AB(b)	393,044	$6,063,408
Bilia AB, Class A	295,195	6,333,964
BillerudKorsnas AB	762,160	16,487,262
BioArctic AB(b)(d)	142,932	2,291,322
BioGaia AB, Class B	70,709	4,228,126
Biotage AB	259,521	7,428,323
Bonava AB, Class B	313,921	3,357,561
BoneSupport Holding AB(b)(d)	203,483	1,933,566
Boozt AB(b)(d)	214,322	4,613,385
Bravida Holding AB(d)	831,236	12,861,930
Bufab AB	88,971	3,441,678
Bure Equity AB	224,647	12,120,064
Calliditas Therapeutics AB, Class B(b)(c)	107,661	1,581,861
Camurus AB(b)	135,907	2,885,995
Castellum AB	955,946	26,773,255
Catena AB	103,826	6,235,542
Cellavision AB	61,876	3,258,977
CELLINK AB, Class B(b)(c)	111,064	7,251,042
Cibus Nordic Real Estate AB	138,066	3,762,419
Cint Group AB(b)	358,562	4,790,046
Clas Ohlson AB, Class B(b)(c)	167,790	1,721,098
Cloetta AB, Class B	895,692	2,906,909
Collector AB(b)	283,385	1,181,474
Coor Service Management Holding AB(d)	369,219	3,399,283
Corem Property Group AB, Class B	2,519,203	6,394,288
Creades AB, Class A	207,930	2,730,733
Desenio Group AB(b)	224,459	1,307,632
Dios Fastigheter AB	347,193	3,942,442
Dometic Group AB(d)	1,206,419	20,477,000
Duni AB(b)	141,367	1,862,253
Dustin Group AB(c)(d)	215,932	2,507,133
Electrolux Professional AB, Class B(b)	890,665	6,620,631
Elekta AB, Class B	1,498,559	21,872,228
Enad Global 7 AB(b)	169,396	1,345,524
Fabege AB	1,081,781	18,733,406
Fagerhult AB	321,018	2,953,467
Fingerprint Cards AB, Class B(b)(c)	1,196,305	4,264,015
Fortnox AB	195,898	10,509,002
GARO AB	123,534	1,793,800
Getinge AB, Class B	930,545	40,438,723
Granges AB	433,077	5,725,125
Hansa Biopharma AB(b)(c)	135,911	1,814,805
Hexatronic Group AB	113,313	2,304,551
Hexpol AB	1,064,602	14,494,502
HMS Networks AB	106,439	5,001,461
Holmen AB, Class B	384,773	20,255,270
Hufvudstaden AB, Class A	457,736	8,366,713
Implantica AG, SDR(b)	84,633	1,042,133
Indutrade AB	1,109,810	36,200,178
Instalco AB	165,950	8,936,635
Intrum AB	270,665	8,386,603
Investment AB Oresund	173,044	3,513,788
INVISIO AB	167,002	3,460,940
Inwido AB	211,342	3,916,571
JM AB	226,786	8,002,720
Kambi Group PLC(b)	100,304	4,314,944
Karo Pharma AB(b)	256,321	1,628,730
K-Fast Holding AB(b)(c)	246,896	2,323,147
Kindred Group PLC	931,922	15,254,191
KNOW IT AB	79,165	2,777,268

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Kungsleden AB	658,854	$8,893,503
LeoVegas AB(d)	304,240	1,309,783
Lifco AB, Class B	948,279	27,812,933
Lime Technologies AB	40,157	1,861,408
Lindab International AB	317,754	9,273,716
Loomis AB	307,114	10,299,685
Mekonomen AB(b)	165,011	2,639,517
Millicom International Cellular SA, SDR(b)	413,768	16,512,010
MIPS AB	105,833	11,176,057
Modern Times Group MTG AB, Class B(b)(c)	401,364	5,701,953
Munters Group AB(d)	516,430	4,733,322
Mycronic AB	303,317	8,908,043
NCC AB, Class B	329,307	5,851,620
New Wave Group AB, Class B(b)	159,236	2,551,420
Nobia AB	513,654	4,210,287
Nobina AB(d)	359,764	3,317,316
Nolato AB, Class B	825,433	9,162,454
Nordic Entertainment Group AB, Class B(b)	300,404	16,041,868
Nordnet AB publ	495,969	8,002,659
Nyfosa AB	706,896	10,937,985
Oncopeptides AB(b)(c)(d)	264,305	1,318,255
Pandox AB(b)	375,232	6,281,182
Paradox Interactive AB	149,011	2,999,815
Peab AB, Class B	744,894	8,686,607
Platzer Fastigheter Holding AB, Class B	254,237	4,754,909
PowerCell Sweden AB(b)	188,551	4,145,674
Ratos AB, Class B	875,174	6,203,564
Re:NewCell AB(b)(c)	80,261	1,936,155
Resurs Holding AB(d)	553,568	2,670,015
Saab AB, Class B	297,723	9,033,753
Sagax AB, Class B	594,757	20,869,718
Sagax AB, Class D	485,574	1,932,724
Samhallsbyggnadsbolaget i Norden AB	3,421,267	17,141,309

Samhallsbyggnadsbolaget i Norden AB, Class D, New	536,859	1,909,603
SAS AB(b)(c)	14,900,776	3,631,549
Scandi Standard AB	200,554	1,332,752
Scandic Hotels Group AB(b)(c)(d)	642,561	2,617,538
Sdiptech AB, Class B(b)	95,614	4,548,340
Sedana Medical AB(b)	244,994	2,433,319
SkiStar AB(b)	173,223	3,236,751
SSAB AB, Class A(b)	1,050,338	5,998,238
SSAB AB, Class B(b)	2,380,310	12,167,756
Stillfront Group AB(b)	1,238,040	9,442,121
Storytel AB(b)(c)	184,338	4,775,263
Svolder AB, Class B	87,984	3,281,758
Sweco AB, Class B	813,653	13,015,197
SwedenCare AB	253,757	4,022,314
Swedish Orphan Biovitrum AB(b)	801,076	15,655,633
Thule Group AB(d)	425,297	21,472,792
Tobii AB(b)	359,021	2,852,683
Trelleborg AB, Class B	988,064	24,424,564
Troax Group AB	152,147	5,505,528
Vitrolife AB	241,459	13,755,343
Wallenstam AB, Class B	665,025	11,167,040
Wihlborgs Fastigheter AB	563,650	13,132,271
Xvivo Perfusion AB(b)	93,012	4,889,170

		1,032,234,507
Switzerland — 5.1%
Allreal Holding AG, Registered	57,084	11,809,396

Security	Shares	Value

Switzerland (continued)
ALSO Holding AG, Registered	25,492	$7,843,316
APG SGA SA(b)	2,616	642,557
Arbonia AG	212,257	4,030,270
Aryzta AG(b)	4,019,690	5,350,849
Ascom Holding AG, Registered(b)	127,815	2,192,020
Autoneum Holding AG(b)	11,751	2,256,389
Bachem Holding AG, Class B, Registered	21,129	13,989,574
Basilea Pharmaceutica AG, Registered(b)(c)	48,478	2,483,298
Belimo Holding AG, Registered	40,107	20,714,116
Bell Food Group AG, Registered	4,668	1,436,057
BKW AG	85,305	9,397,065
Bobst Group SA, Registered(b)	34,884	2,996,054
Bossard Holding AG, Class A, Registered	23,499	7,611,877
Bucher Industries AG, Registered	27,133	15,100,022
Burckhardt Compression Holding AG	12,898	5,060,507
Burkhalter Holding AG	11,248	793,451
Bystronic AG, Registered	5,612	7,721,982
Cembra Money Bank AG	122,805	12,757,587
Coltene Holding AG, Registered	13,613	1,817,791
Comet Holding AG, Registered	28,499	9,331,825
Daetwyler Holding AG, Bearer	30,648	11,126,218
DKSH Holding AG	144,244	12,193,885
dormakaba Holding AG	11,692	8,088,213
Dufry AG, Registered(b)	228,381	12,083,127
EFG International AG	371,559	3,018,523
Emmi AG, Registered	9,080	9,998,675
Flughafen Zurich AG, Registered(b)	82,019	13,179,417
Forbo Holding AG, Registered	4,421	9,462,484
Galenica AG(d)	203,091	15,417,250
GAM Holding AG(b)	683,488	1,478,644
Georg Fischer AG, Registered	16,643	26,936,005
Gurit Holding AG, Bearer	1,313	2,971,408
Helvetia Holding AG, Registered	151,188	16,443,820
Huber + Suhner AG, Registered	65,725	5,589,767
Idorsia Ltd.(b)(c)	439,414	10,854,470
Implenia AG, Registered(b)	52,920	1,405,592
Inficon Holding AG, Registered	7,141	8,603,124
Interroll Holding AG, Registered	2,624	11,992,449
Intershop Holding AG	6,190	4,270,851
Kardex Holding AG, Registered	27,258	7,331,258
Komax Holding AG, Registered(b)	15,037	4,418,022
Landis+Gyr Group AG	87,546	6,929,075
LEM Holding SA, Registered	1,700	4,250,704
Leonteq AG	42,045	2,668,861
Liechtensteinische Landesbank AG	28,111	1,659,091
Medacta Group SA(b)(d)	31,134	4,419,973
Medartis Holding AG(b)(c)(d)	7,543	902,645
Metall Zug AG, Class B, Registered	820	1,991,500
Meyer Burger Technology AG(b)(c)	9,199,533	4,763,283
Mobilezone Holding AG, Registered	199,067	2,395,027
Mobimo Holding AG, Registered	28,039	9,619,202
Molecular Partners AG(b)	80,161	1,642,422
OC Oerlikon Corp. AG, Registered	746,487	8,449,862
Orior AG	24,255	2,289,344
Peach Property Group AG	29,778	1,854,037
PSP Swiss Property AG, Registered	186,464	25,233,800
Relief Therapeutics Holding AG(b)(c)	6,979,783	1,619,470
Rieter Holding AG, Registered(b)	16,428	3,863,064
Schweiter Technologies AG, Bearer	4,130	6,465,022
Sensirion Holding AG(b)(c)(d)	37,212	3,626,460

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
SFS Group AG	70,121	$10,457,964
Siegfried Holding AG, Registered	15,801	15,988,743
SIG Combibloc Group AG	1,303,784	38,469,157
Softwareone Holding AG	386,104	9,909,582
St. Galler Kantonalbank AG, Class A, Registered	12,420	5,775,882
Stadler Rail AG(c)	202,337	8,881,072
Sulzer AG, Registered	76,324	11,199,672
Swiss Steel Holding AG, Registered(b)	3,593,758	1,781,307
Swissquote Group Holding SA, Registered	37,276	5,919,005
Tecan Group AG, Registered	48,631	28,043,992
TX Group AG(b)	4,168	416,409
u-blox Holding AG(b)(c)	29,049	2,292,878
Valiant Holding AG, Registered	64,570	6,715,383
Valora Holding AG, Registered(b)	15,106	3,419,824
VAT Group AG(d)	109,252	42,887,393
Vetropack Holding AG, Registered	52,921	3,497,596
Vontobel Holding AG, Registered	115,258	10,162,609
VZ Holding AG	59,042	5,325,088
V-ZUG Holding AG(b)	8,588	1,310,892
Ypsomed Holding AG, Registered(c)	14,231	2,262,255
Zehnder Group AG, Registered	44,987	4,778,712
Zur Rose Group AG(b)	36,387	13,536,920

		669,874,382
United Kingdom — 17.2%
888 Holdings PLC	1,496,638	7,728,837
AB Dynamics PLC	64,021	1,664,099
Abcam PLC(b)	869,817	16,418,850
Advanced Medical Solutions Group PLC	969,156	3,785,429
AG Barr PLC(b)	363,649	2,906,466
Aggreko PLC	1,033,194	12,480,062
Airtel Africa PLC(d)	3,769,368	4,658,881
AJ Bell PLC	1,246,606	7,288,087
Alliance Pharma PLC	1,838,860	2,658,258
Alpha FX Group PLC	112,094	2,617,621
AO World PLC(b)	1,262,069	3,950,632
Argo Blockchain PLC(b)(c)	1,471,547	2,740,793
Arrow Global Group PLC(b)	647,235	2,739,456
Ascential PLC(b)	1,639,194	9,856,762
Ashmore Group PLC	1,876,623	9,910,383
ASOS PLC(b)	285,132	15,076,904
Assura PLC	10,940,242	11,875,408
Aston Martin Lagonda Global Holdings PLC(b)(d)	278,712	7,555,065
Auction Technology Group PLC(b)	268,582	5,069,811
Avacta Group PLC(b)(c)	1,027,458	1,942,308
Avast PLC(d)	2,710,236	21,841,197
Avon Protection PLC	129,350	4,883,276
B&M European Value Retail SA	3,664,940	28,157,140
Babcock International Group PLC(b)	1,043,899	3,710,161
Bakkavor Group PLC(d)	589,436	1,037,255
Balfour Beatty PLC	2,753,289	11,594,848
Bank of Georgia Group PLC(b)	160,121	3,338,525
Beazley PLC(b)	2,474,705	13,497,941
Bellway PLC	501,943	22,917,377
Biffa PLC(b)(d)	1,238,127	6,152,567
Big Yellow Group PLC	678,585	13,695,754
Blue Prism Group PLC(b)	325,266	3,820,097
BMO Commercial Property Trust Ltd.	3,289,433	4,275,553
Bodycote PLC	783,919	9,830,916
boohoo Group PLC(b)	4,109,575	14,888,589
Breedon Group PLC(b)	6,162,544	9,234,085

Security	Shares	Value

United Kingdom (continued)
Brewin Dolphin Holdings PLC	1,231,410	$6,137,777
Britvic PLC	1,076,959	14,588,011
Burford Capital Ltd.	755,494	8,261,395
Bytes Technology Group PLC(b)	866,042	5,807,127
Cairn Energy PLC	1,972,783	3,497,937
Capita PLC(b)	6,816,148	3,339,252
Capital & Counties Properties PLC(b)	2,932,776	6,955,425
Carnival PLC(b)	644,121	12,749,591
Centamin PLC	4,683,704	6,971,155
Central Asia Metals PLC	716,302	2,439,368
Centrica PLC(b)	23,767,006	14,997,657
Ceres Power Holdings PLC(b)	349,291	4,895,092
Chemring Group PLC	1,147,806	4,900,592
Cineworld Group PLC(b)(c)	3,899,025	3,439,298
Civitas Social Housing PLC	2,436,019	4,005,841
Clinigen Group PLC	512,735	4,272,649
Clipper Logistics PLC	309,647	3,632,657
Close Brothers Group PLC	613,352	13,154,998
CLS Holdings PLC	743,842	2,626,637
CMC Markets PLC(d)	530,603	3,318,924
Coats Group PLC	5,785,624	5,637,458
Computacenter PLC	300,406	11,355,936
ContourGlobal PLC(d)	798,189	2,176,190
ConvaTec Group PLC(d)	6,524,857	21,485,781
Countryside Properties PLC(b)(d)	2,030,879	14,841,490
Craneware PLC	107,508	3,310,012
Cranswick PLC	213,039	11,970,143
Crest Nicholson Holdings PLC(b)	1,048,616	6,046,030
Custodian REIT PLC	1,689,308	2,461,851
CVS Group PLC(b)	272,568	9,101,994
Dechra Pharmaceuticals PLC	440,107	30,403,931
Derwent London PLC	410,447	20,695,689
Dialog Semiconductor PLC(b)	295,611	22,737,339
Diploma PLC	507,664	20,854,504
Diversified Energy Co. PLC	3,034,887	4,442,464
Dixons Carphone PLC(b)	4,465,636	8,010,149
Domino’s Pizza Group PLC	1,706,736	9,935,463
dotdigital group PLC	1,088,125	3,750,987
Dr. Martens PLC(b)	1,826,264	10,991,742
Draper Esprit PLC(b)	560,073	7,800,590
Drax Group PLC	1,615,491	9,049,502
DS Smith PLC	5,586,056	32,814,663
Dunelm Group PLC	494,534	9,111,957
easyJet PLC(b)	741,430	8,699,856
Electrocomponents PLC	1,912,163	27,014,517
Elementis PLC(b)	2,398,292	4,753,754
EMIS Group PLC	251,695	4,513,146
Empiric Student Property PLC(b)	2,494,937	3,356,990
Energean PLC(b)	461,470	4,156,555
Equiniti Group PLC(b)(d)	1,467,902	3,652,289
Ergomed PLC(b)	148,276	2,535,076
Essentra PLC	1,260,251	4,965,346
Eurasia Mining PLC(b)	7,535,463	2,199,603
Euromoney Institutional Investor PLC	447,764	6,328,154
FD Technologies PLC(b)	89,975	2,926,529
Ferrexpo PLC	1,197,393	8,003,518
Fevertree Drinks PLC	425,490	14,141,127
Finablr PLC(a)(b)(d)	1,080,679	15
Firstgroup PLC(b)	4,954,313	5,683,772
Forterra PLC(d)	951,959	3,996,136

92	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Frasers Group PLC(b)	850,925	$7,129,671
Frontier Developments PLC(b)(c)	87,771	3,239,147
Funding Circle Holdings PLC(b)(d)	786,805	1,520,187
Future PLC	466,316	22,362,198
Games Workshop Group PLC	133,365	21,077,418
Gamesys Group PLC	310,702	7,955,536
Gamma Communications PLC	329,054	9,472,429
GB Group PLC	756,577	9,149,292
GCP Student Living PLC	1,795,671	5,279,007
Genuit Group PLC	991,799	8,804,665
Genus PLC	265,727	20,361,467
Go-Ahead Group PLC (The)(b)	176,811	2,526,489
Grainger PLC	2,741,785	11,531,051
Great Portland Estates PLC	958,312	10,142,354
Greatland Gold PLC(b)	15,534,714	3,886,788
Greggs PLC(b)	411,456	15,766,076
Halfords Group PLC(b)	814,670	4,029,051
Hammerson PLC	12,518,607	6,422,036
Harbour Energy PLC(b)	923,524	4,194,635
Hays PLC(b)	6,754,406	13,895,173
Helical PLC	556,964	3,516,969
Hill & Smith Holdings PLC	316,963	7,155,001
Hiscox Ltd.(b)	1,408,800	17,107,398
Hochschild Mining PLC	1,340,905	2,872,764
HomeServe PLC	1,229,909	15,984,523
Hotel Chocolat Group PLC(b)	203,804	1,019,836
Howden Joinery Group PLC	2,429,993	30,281,533
Hunting PLC	605,696	1,766,220
Ibstock PLC(d)	1,695,387	5,037,559
Ideagen PLC	857,874	3,553,488
IG Design Group PLC	310,136	2,250,286
IG Group Holdings PLC	1,506,816	18,667,401
IMI PLC	1,107,750	27,100,988
Inchcape PLC	1,597,301	18,866,908
Indivior PLC(b)	2,978,391	6,830,944
IntegraFin Holdings PLC	1,129,301	8,327,896
Intermediate Capital Group PLC	1,179,254	35,537,420
Investec PLC	2,835,498	10,772,377
iomart Group PLC(c)	655,220	2,367,967
IP Group PLC	4,184,679	6,695,734
IQE PLC(b)	3,103,393	2,059,801
ITM Power PLC(b)	1,554,293	8,852,155
ITV PLC(b)	14,692,842	22,846,648
IWG PLC(b)	3,071,101	13,380,111
J D Wetherspoon PLC(b)	392,379	6,190,371
JET2 PLC(b)	654,622	11,271,134
John Laing Group PLC(d)	2,023,133	11,266,723
John Wood Group PLC(b)	2,780,391	8,422,279
Johnson Service Group PLC(b)	1,805,154	3,904,262
Judges Scientific PLC	21,249	1,952,431
Jupiter Fund Management PLC	1,782,617	6,699,520
Just Group PLC(b)	4,243,242	5,881,188
Kainos Group PLC	323,482	7,765,287
Kape Technologies PLC(b)(c)	315,732	1,413,154
Keller Group PLC	304,799	3,732,540
Keywords Studios PLC(b)	287,566	11,719,702
Lancashire Holdings Ltd.	991,783	8,777,097
Learning Technologies Group PLC	2,252,522	6,719,142
Liontrust Asset Management PLC	248,761	7,235,523
LondonMetric Property PLC	3,507,701	12,117,962

Security	Shares	Value

United Kingdom (continued)
Luceco PLC(d)	326,183	$1,759,171
LXI REIT PLC	3,024,909	6,055,355
Man Group PLC	5,916,547	16,279,419
Marks & Spencer Group PLC(b)	7,961,388	14,987,549
Marshalls PLC	835,762	8,477,847
Marston’s PLC(b)	2,571,913	2,995,818
Mediclinic International PLC(b)	1,649,830	6,386,390
Meggitt PLC(b)	3,179,117	20,719,149
Micro Focus International PLC	1,359,029	7,572,136
Mitchells & Butlers PLC(b)	1,085,821	4,208,512
Mitie Group PLC(b)	5,759,149	5,075,311
Moneysupermarket.com Group PLC	2,161,918	7,630,117
Moonpig Group PLC(b)(c)	701,452	3,634,870
Morgan Advanced Materials PLC	1,218,461	6,520,598
Morgan Sindall Group PLC	159,830	5,198,634
Naked Wines PLC(b)	237,442	2,901,092
National Express Group PLC(b)	2,237,170	8,458,298
NCC Group PLC	1,147,114	5,014,669
Network International Holdings PLC(b)(d)	1,903,857	9,015,195
Ninety One PLC	1,389,465	4,395,770
Numis Corp. PLC	285,054	1,418,487
On the Beach Group PLC(b)(d)	639,269	2,887,900
OSB Group PLC	1,798,682	12,100,821
Oxford Biomedica PLC(b)	233,943	4,331,411
Pagegroup PLC(b)	1,333,890	11,402,766
Paragon Banking Group PLC	1,042,227	8,004,048
Penno Group PLC	1,152,610	20,452,499
Petrofac Ltd.(b)(c)	1,192,956	1,711,677
Petropavlovsk PLC(b)	9,633,760	2,868,338
Pets at Home Group PLC	2,027,267	13,170,799
Picton Property Income Ltd. (The)	2,305,258	2,951,170
Playtech PLC(b)	1,212,007	6,233,356
Plus500 Ltd.	368,875	7,178,784
Polar Capital Holdings PLC	300,488	3,675,572
Premier Foods PLC	2,417,508	3,743,417
Primary Health Properties PLC	5,430,546	12,353,891
Provident Financial PLC(b)	1,042,185	4,102,504
PZ Cussons PLC	914,952	3,198,537
QinetiQ Group PLC	2,369,549	10,833,333
Quilter PLC(d)	7,158,444	15,957,186
Rank Group PLC(b)	1,162,524	2,656,555
Rathbone Brothers PLC	233,306	6,078,497
Reach PLC	1,202,882	6,428,867
Redde Northgate PLC	951,977	5,596,608
Redrow PLC	1,143,218	10,214,069
Regional REIT Ltd.(d)	1,384,359	1,701,192
Renalytix PLC(b)	189,708	2,951,428
Renishaw PLC	148,934	10,594,180
Restaurant Group PLC (The)(b)	3,106,302	4,956,791
Restore PLC(b)	534,372	3,520,766
Rightmove PLC	3,553,895	34,666,314
Rotork PLC	3,520,077	17,652,211
Royal Mail PLC	3,255,362	22,808,276
RWS Holdings PLC	1,172,144	9,229,878
S4 Capital PLC(b)	1,104,829	10,657,850
Sabre Insurance Group PLC(d)	925,284	2,981,873
Safestore Holdings PLC	861,762	12,649,295
Saga PLC(b)	426,361	2,097,981
Sanne Group PLC	597,880	7,014,094
Savills PLC	572,697	9,146,688

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares		Value

United Kingdom (continued)
Secure Income REIT PLC	1,099,896		$6,012,098
Senior PLC(b)	1,814,616		4,086,155
Serco Group PLC	4,934,493		9,700,907
Serica Energy PLC	652,304		1,418,084
Shaftesbury PLC	776,255		6,363,048
SIG PLC(b)	2,876,472		1,821,317
Silence Therapeutics PLC(b)	158,294		1,364,179
Smart Metering Systems PLC	413,484		5,189,930
Softcat PLC	481,492		12,937,072
SolGold PLC(b)(c)	3,620,318		1,381,351
Spectris PLC	473,052		23,480,589
Spire Healthcare Group PLC(b)(d)	1,202,594		3,707,804
Spirent Communications PLC	2,525,213		8,957,643
SSP Group PLC(b)	3,097,799		11,233,758
St. Modwen Properties PLC	816,601		6,345,075
Stagecoach Group PLC(b)	1,752,885		1,818,856
SThree PLC	514,247		3,578,524
Strix Group PLC	835,309		3,953,478
Sumo Group PLC(b)	451,607		3,038,233
Synthomer PLC	1,383,577		10,176,583
Tate & Lyle PLC	1,906,112		19,554,472
TBC Bank Group PLC(b)	173,764		2,932,200
Team17 Group PLC(b)	421,135		5,091,495
Telecom Plus PLC	273,930		3,906,628
TI Fluid Systems PLC(d)	960,024		4,134,739
TORM PLC, Class A	92,357		792,278
TP ICAP Group PLC	3,208,227		8,724,445
Trainline PLC(b)(d)	1,959,491		9,216,981
Travis Perkins PLC(b)	913,714		21,611,215
Tritax Big Box REIT PLC	6,977,090		20,411,885
Tullow Oil PLC(b)	4,889,351		3,047,376
UK Commercial Property REIT Ltd.	3,272,130		3,688,796
Ultra Electronics Holdings PLC	289,467		12,746,285
UNITE Group PLC (The)	1,381,166		22,221,939
Vectura Group PLC	2,468,917		5,209,468
Vesuvius PLC	892,605		6,621,233
Victoria PLC(b)	260,803		3,806,422
Victrex PLC	352,309		12,992,338
Virgin Money UK PLC(b)	5,238,628		14,545,307
Vistry Group PLC	905,669		15,012,153
Volex PLC	477,893		2,328,272
Warehouse REIT PLC	1,475,969		3,167,668
Watkin Jones PLC	827,505		2,680,042
Weir Group PLC (The)(b)	1,052,267		25,339,078
WH Smith PLC(b)	533,559		12,033,790
Wickes Group PLC(b)	1,023,766		3,563,281
Workspace Group PLC	551,885		6,624,087
Young & Co’s Brewery PLC, Series A(b)	90,755		2,043,622

			2,258,445,924
United States — 0.0%
Arko Corp.(b)	0	(f)	2

Total Common Stocks — 99.3% (Cost: $10,958,300,370)			13,041,528,403

Security	Shares	Value

Preferred Stocks

Germany — 0.2%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS(c)	35,263	$3,241,880
Jungheinrich AG, Preference Shares, NVS	196,923	10,833,091
Sixt SE, Preference Shares, NVS	67,374	5,582,898
STO SE & Co. KGaA, Preference Shares, NVS	7,052	1,790,202

		21,448,071

Italy — 0.0%
Danieli & C Officine Meccaniche SpA, Preference Shares	211,881	3,890,801

Total Preferred Stocks — 0.2% (Cost: $18,793,941)		25,338,872

Warrants

Singapore — 0.0%
Ezion Holdings Ltd. (Expires 04/16/23)(a)(b)(c)	3,963,747	29

Spain — 0.0%
Abengoa SA (Expires 03/31/25)(b)(c)	3,096,556	22,040

Total Warrants — 0.0% (Cost: $0)		22,069

Short-Term Investments

Money Market Funds — 3.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(g)(h)(i)	459,730,869	459,960,734
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(g)(h)	7,290,000	7,290,000

		467,250,734

Total Short-Term Investments — 3.5% (Cost: $467,276,169)		467,250,734

Total Investments in Securities — 103.0% (Cost: $11,444,370,480)		13,534,140,078

Other Assets, Less Liabilities — (3.0)%		(398,529,596)

Net Assets — 100.0%		$13,135,610,482

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Rounds to less than $1.
(f)	Rounds to less than 1.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$373,297,430	$86,913,976	(a)	$—	$88,505	$(339,177)	$459,960,734	459,730,869	$16,377,854	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,790,000	4,500,000	(a)	—	—	—	7,290,000	7,290,000	1,893		—

					$88,505	$(339,177)	$467,250,734		$16,379,747		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	127	09/09/21	$22,169	$(364,945)
Euro STOXX 50 Index	590	09/17/21	28,627	(21,173)
FTSE 100 Index	206	09/17/21	19,933	(154,031)

				$(540,149)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$540,149

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$16,070,398

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,403,867

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$68,115,037

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Small-Cap ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,974,719,736	$11,065,927,711	$880,956	$13,041,528,403
Preferred Stocks	8,922,883	16,415,989	—	25,338,872
Warrants	—	22,040	29	22,069
Money Market Funds	467,250,734	—	—	467,250,734

	$2,450,893,353	$11,082,365,740	$880,985	$13,534,140,078

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(540,149)	$—	$(540,149)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

96	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2021

	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$6,570,643	$120,384,149	$2,837,556,835	$98,182,469
Cash	3,596	6,932	—	3,659
Cash pledged:
Collateral — OTC derivatives	—	—	5,420,000	—
Receivables:
Investments sold	10,491	—	8,793,318	194,769
Dividends	—	—	47	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	10,411	577,844	8,262,832	387,428

Total assets	6,595,141	120,968,925	2,860,033,032	98,768,325

LIABILITIES
Bank overdraft	—	—	4,017,999	—
Payables:
Investments purchased	—	22,117	—	—
Investment advisory fees	167	3,033	72,039	2,439
Unrealized depreciation on:
Forward foreign currency exchange contracts	21,948	538,250	17,323,529	588,001

Total liabilities	22,115	563,400	21,413,567	590,440

NET ASSETS	$6,573,026	$120,405,525	$2,838,619,465	$98,177,885

NET ASSETS CONSIST OF:
Paid-in capital	$5,715,033	$106,934,396	$2,512,595,066	$84,866,489
Accumulated earnings	857,993	13,471,129	326,024,399	13,311,396

NET ASSETS	$6,573,026	$120,405,525	$2,838,619,465	$98,177,885

Shares outstanding	200,000	3,750,000	82,800,000	2,680,000

Net asset value	$32.87	$32.11	$34.28	$36.63

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Affiliated	$5,609,570	$103,704,808	$2,407,542,954	$82,892,190

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	97

Statements of Assets and Liabilities  (continued)

July 31, 2021

	iShares MSCI ACWI ex U.S. ETF	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,272,803,238	$57,024,631,118	$13,066,889,344
Affiliated(c)	24,841,919	130,886,692	467,250,734
Cash	59,780	2,979	6,660
Foreign currency, at value(d)	4,267,984	74,559,324	24,623,228
Cash pledged:
Futures contracts	981,000	—	—
Foreign currency collateral pledged:
Futures contracts(e)	—	15,482,502	4,246,388
Receivables:
Investments sold	—	—	13,188,245
Securities lending income — Affiliated	26,849	77,349	1,214,415
Capital shares sold	154,696	—	33
Dividends	6,510,716	44,341,236	14,628,798
Interest	7	—	—
Tax reclaims	4,223,962	120,983,381	9,643,844
Foreign withholding tax claims	—	76,677,538	—

Total assets	4,313,870,151	57,487,642,119	13,601,691,689

LIABILITIES
Collateral on securities loaned, at value	20,144,053	97,630,680	459,834,998
Deferred foreign capital gain tax	1,930,678	—	97,134
Payables:
Investments purchased	154,696	—	1,453,907
Variation margin on futures contracts	106,936	683,201	258,317
Investment advisory fees	1,147,804	15,252,460	4,436,851
Professional fees	4,163	21,740,354	—
Foreign taxes	1,169	—	—
IRS compliance fee for foreign withholding tax claims	—	82,344,642	—

Total liabilities	23,489,499	217,651,337	466,081,207

NET ASSETS	$4,290,380,652	$57,269,990,782	$13,135,610,482

NET ASSETS CONSIST OF:
Paid-in capital	$4,025,483,445	$54,612,434,054	$11,517,154,126
Accumulated earnings	264,897,207	2,657,556,728	1,618,456,356

NET ASSETS	$4,290,380,652	$57,269,990,782	$13,135,610,482

Shares outstanding	76,000,000	721,200,000	174,200,000

Net asset value	$56.45	$79.41	$75.41

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$18,808,028	$93,322,597	$422,683,712
(b) Investments, at cost — Unaffiliated	$3,583,308,396	$46,970,334,258	$10,977,094,311
(c) Investments, at cost — Affiliated	$24,827,692	$130,821,030	$467,276,169
(d) Foreign currency, at cost	$4,257,209	$73,441,416	$24,601,066
(e) Foreign currency collateral pledged, at cost	$—	$16,596,475	$4,344,002

See notes to financial statements.

98	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2021

	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF

INVESTMENT INCOME
Dividends — Affiliated	$148,355	$2,049,381	$60,617,211	$1,288,088

Total investment income	148,355	2,049,381	60,617,211	1,288,088

EXPENSES
Investment advisory fees	23,042	362,992	9,400,812	294,310
Miscellaneous	173	173	173	173

Total expenses	23,215	363,165	9,400,985	294,483

Less:
Investment advisory fees waived	(21,223)	(334,335)	(8,658,643)	(273,777)

Total expenses after fees waived	1,992	28,830	742,342	20,706

Net investment income	146,363	2,020,551	59,874,869	1,267,382

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	10,303	(29,427)	(1,644,109)	(3,082)
In-kind redemptions — Affiliated	—	159,640	35,658,026	—
Forward foreign currency exchange contracts	(114,798)	(2,756,972)	(77,134,474)	(1,267,452)
Foreign currency transactions	(2,167)	2,764	796	—

Net realized loss	(106,662)	(2,623,995)	(43,119,761)	(1,270,534)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	1,441,695	19,288,009	559,370,898	18,781,142
Forward foreign currency exchange contracts	44,060	2,001,939	82,063,879	1,611,156

Net change in unrealized appreciation (depreciation)	1,485,755	21,289,948	641,434,777	20,392,298

Net realized and unrealized gain	1,379,093	18,665,953	598,315,016	19,121,764

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,525,456	$20,686,504	$658,189,885	$20,389,146

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	99

Statements of Operations  (continued)

Year Ended July 31, 2021

	iShares MSCI ACWI ex U.S. ETF	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$95,485,020	$1,406,754,273	$296,005,383
Dividends — Affiliated	76,834	7,277	1,893
Non-cash dividends — Unaffiliated	5,779,274	101,864,735	—
Securities lending income — Affiliated — net	452,836	2,364,922	16,377,854
Other income — Unaffiliated	142	50,538,521	—
Foreign taxes withheld	(9,711,914)	(128,197,999)	(25,615,931)
Foreign withholding tax claims	41,628	218,992,666	—
IRS Compliance fee for foreign withholding tax claims	—	(82,344,642)	—

Total investment income	92,123,820	1,569,979,753	286,769,199

EXPENSES
Investment advisory fees	11,934,584	167,870,692	46,430,413
Commitment fees	25,557	—	—
Professional fees	4,182	27,209,974	85
Miscellaneous	173	173	173
Interest expense	8,715	—	—

Total expenses	11,973,211	195,080,839	46,430,671

Less:
Investment advisory fees waived	(402,917)	—	—

Total expenses after fees waived	11,570,294	195,080,839	46,430,671

Net investment income	80,553,526	1,374,898,914	240,338,528

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(42,255,442)	(634,606,798)	(125,525,445)
Investments — Affiliated	15,629,390	36,801	88,505
In-kind redemptions — Unaffiliated	40,845,813	455,706,963	818,891,999
Futures contracts	5,185,491	92,438,632	16,070,398
Foreign currency transactions	(32,916)	8,360,862	507,483

Net realized gain (loss)	19,372,336	(78,063,540)	710,032,940

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	774,916,400	12,455,674,392	2,594,460,334
Investments — Affiliated	3,204,535	(231,637)	(339,177)
Futures contracts	(722,318)	10,061,266	1,403,867
Foreign currency translations	(186,652)	(7,409,974)	(1,232,361)

Net change in unrealized appreciation (depreciation)	777,211,965	12,458,094,047	2,594,292,663

Net realized and unrealized gain	796,584,301	12,380,030,507	3,304,325,603

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$877,137,827	$13,754,929,421	$3,544,664,131

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$32,211	$—	$—
(b) Net of increase in deferred foreign capital gain tax of	$(1,869,067)	$—	$(96,498)

See notes to financial statements.

100	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Adaptive Currency Hedged MSCI EAFE ETF		iShares Currency Hedged MSCI ACWI ex U.S. ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$146,363	$168,842	$2,020,551	$2,158,692
Net realized gain (loss)	(106,662)	(228,969)	(2,623,995)	1,726,326
Net change in unrealized appreciation (depreciation)	1,485,755	(633,868)	21,289,948	(4,916,962)

Net increase (decrease) in net assets resulting from operations	1,525,456	(693,995)	20,686,504	(1,031,944)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(146,530)	(168,842)	(2,023,586)	(2,163,891)
Return of capital	—	(134)	—	—

Decrease in net assets resulting from distributions to shareholders	(146,530)	(168,976)	(2,023,586)	(2,163,891)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	—	(2,118,423)	30,716,026	3,571,994

NET ASSETS
Total increase (decrease) in net assets	1,378,926	(2,981,394)	49,378,944	376,159
Beginning of year	5,194,100	8,175,494	71,026,581	70,650,422

End of year	$6,573,026	$5,194,100	$120,405,525	$71,026,581

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	101

Statements of Changes in Net Assets (continued)

	iShares Currency Hedged MSCI EAFE ETF		iShares Currency Hedged MSCI EAFE Small-Cap ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$59,874,869	$67,314,529	$1,267,382	$1,215,352
Net realized gain (loss)	(43,119,761)	4,643,399	(1,270,534)	1,923,601
Net change in unrealized appreciation (depreciation)	641,434,777	(247,760,967)	20,392,298	(4,321,233)

Net increase (decrease) in net assets resulting from operations	658,189,885	(175,803,039)	20,389,146	(1,182,280)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(59,947,087)	(132,964,441)	(1,269,822)	(1,580,016)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(19,982,523)	(321,955,844)	34,871,646	21,190,701

NET ASSETS
Total increase (decrease) in net assets	578,260,275	(630,723,324)	53,990,970	18,428,405
Beginning of year	2,260,359,190	2,891,082,514	44,186,915	25,758,510

End of year	$2,838,619,465	$2,260,359,190	$98,177,885	$44,186,915

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

102	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI ACWI ex U.S. ETF		iShares MSCI EAFE ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$80,553,526	$88,564,336	$1,374,898,914	$1,290,976,020
Net realized gain (loss)	19,372,336	18,391,003	(78,063,540)	(28,264,178)
Net change in unrealized appreciation (depreciation)	777,211,965	(31,062,767)	12,458,094,047	(3,816,543,605)

Net increase (decrease) in net assets resulting from operations	877,137,827	75,892,572	13,754,929,421	(2,553,831,763)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(80,474,155)	(101,163,008)	(1,290,595,029)	(1,347,746,321)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	498,176,395	(846,660,541)	(1,599,597,936)	(9,773,801,141)

NET ASSETS
Total increase (decrease) in net assets	1,294,840,067	(871,930,977)	10,864,736,456	(13,675,379,225)
Beginning of year	2,995,540,585	3,867,471,562	46,405,254,326	60,080,633,551

End of year	$4,290,380,652	$2,995,540,585	$57,269,990,782	$46,405,254,326

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	103

Statements of Changes in Net Assets (continued)

	iShares MSCI EAFE Small-Cap ETF

	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$240,338,528	$186,689,132
Net realized gain	710,032,940	256,025,329
Net change in unrealized appreciation (depreciation)	2,594,292,663	(730,978,542)

Net increase (decrease) in net assets resulting from operations	3,544,664,131	(288,264,081)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(215,301,526)	(301,619,246)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,278,387,826	(338,099,674)

NET ASSETS
Total increase (decrease) in net assets	4,607,750,431	(927,983,001)
Beginning of year	8,527,860,051	9,455,843,052

End of year	$13,135,610,482	$8,527,860,051

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

104	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

		iShares Adaptive Currency Hedged MSCI EAFE ETF

	Year Ended 07/31/21	Year Ended 07/31/20		Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$25.97	$27.25		$28.89	$27.43	$23.77

Net investment income(a)	0.73	0.58		0.94	0.86	0.68
Net realized and unrealized gain (loss)(b)	6.90	(1.18)		(1.15)	1.46	3.66

Net increase (decrease) from investment operations	7.63	(0.60)		(0.21)	2.32	4.34

Distributions(c)
From net investment income	(0.73)	(0.68)		(0.85)	(0.86)	(0.68)
From net realized gain	—	—		(0.58)	—	—
Return of capital	—	(0.00	)(d)	—	—	(0.00	)(d)

Total distributions	(0.73)	(0.68)		(1.43)	(0.86)	(0.68)

Net asset value, end of year	$32.87	$25.97		$27.25	$28.89	$27.43

Total Return

Based on net asset value	29.52%	(2.32)%		(0.49)%	8.56%	18.42%

Ratios to Average Net Assets
Total expenses(e)	0.38%	0.38%		0.38%	0.38%	0.38%

Total expenses after fees waived(e)	0.03%	0.03%		0.03%	0.03%	0.03%

Net investment income	2.41%	2.17%		3.46%	3.00%	2.69%

Supplemental Data
Net assets, end of year (000)	$6,573	$5,194		$8,175	$2,889	$2,743

Portfolio turnover rate(f)(g)	5%	5%		8%	8%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	105

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI ACWI ex U.S. ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$25.83	$26.66	$26.88	$25.28	$21.88

Net investment income(a)	0.64	0.76	0.88	0.44	0.90
Net realized and unrealized gain (loss)(b)	6.25	(0.82)	(0.43)	1.83	3.05

Net increase (decrease) from investment operations	6.89	(0.06)	0.45	2.27	3.95

Distributions(c)
From net investment income	(0.61)	(0.77)	(0.67)	(0.67)	(0.55)

Total distributions	(0.61)	(0.77)	(0.67)	(0.67)	(0.55)

Net asset value, end of year	$32.11	$25.83	$26.66	$26.88	$25.28

Total Return
Based on net asset value	26.76%	(0.36)%	1.75%	9.05%	18.18%

Ratios to Average Net Assets
Total expenses(d)	0.38%	0.38%	0.38%	0.38%	0.38%

Total expenses after fees waived(d)	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	2.12%	2.90%	3.37%	1.66%	3.68%

Supplemental Data
Net assets, end of year (000)	$120,406	$71,027	$70,650	$43,008	$85,968

Portfolio turnover rate(e)(f)	10%	9%	7%	10%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

106	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI EAFE ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$26.72	$29.40	$29.96	$28.09	$24.30

Net investment income(a)	0.75	0.70	0.86	0.83	0.74
Net realized and unrealized gain (loss)(b)	7.55	(1.98)	(0.20)	1.93	3.83

Net increase (decrease) from investment operations	8.30	(1.28)	0.66	2.76	4.57

Distributions(c)
From net investment income	(0.74)	(0.73)	(0.91)	(0.89)	(0.70)
From net realized gain	—	(0.67)	(0.31)	—	(0.08)

Total distributions	(0.74)	(1.40)	(1.22)	(0.89)	(0.78)

Net asset value, end of year	$34.28	$26.72	$29.40	$29.96	$28.09

Total Return
Based on net asset value	31.22%	(4.74)%	2.45%	9.94%	18.97%

Ratios to Average Net Assets
Total expenses(d)	0.38%	0.38%	0.38%	0.38%	0.38%

Total expenses after fees waived(d)	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	2.42%	2.47%	3.01%	2.82%	2.77%

Supplemental Data
Net assets, end of year (000)	$2,838,619	$2,260,359	$2,891,083	$3,458,983	$4,278,604

Portfolio turnover rate(e)(f)	12%	8%	7%	12%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	107

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI EAFE Small-Cap ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$26.78	$28.62	$31.37	$28.48	$23.85

Net investment income(a)	0.62	0.87	0.84	0.77	0.92
Net realized and unrealized gain (loss)(b)	9.78	(1.51)	(1.93)	2.86	4.46

Net increase (decrease) from investment operations	10.40	(0.64)	(1.09)	3.63	5.38

Distributions(c)
From net investment income	(0.55)	(0.88)	(0.80)	(0.74)	(0.75)
From net realized gain	—	(0.32)	(0.86)	—	—

Total distributions	(0.55)	(1.20)	(1.66)	(0.74)	(0.75)

Net asset value, end of year	$36.63	$26.78	$28.62	$31.37	$28.48

Total Return
Based on net asset value	38.96%	(2.62)%	(3.05)%	12.81%	22.77%

Ratios to Average Net Assets
Total expenses(d)	0.43%	0.43%	0.43%	0.43%	0.43%

Total expenses after fees waived(d)	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	1.85%	3.16%	2.94%	2.50%	3.50%

Supplemental Data
Net assets, end of year (000)	$98,178	$44,187	$25,759	$21,961	$9,969

Portfolio turnover rate(e)(f)	11%	9%	10%	10%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

108	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI ACWI ex U.S. ETF

	Year Ended 07/31/21		Year Ended 07/31/20		Year Ended 07/31/19		Year Ended 07/31/18		Year Ended 07/31/17

Net asset value, beginning of year	$45.11		$46.26		$48.60		$47.08		$40.66

Net investment income(a)	1.14		1.12		1.32		1.33		1.12	(b)
Net realized and unrealized gain (loss)(c)	11.31		(0.97)		(2.49)		1.45		6.36

Net increase (decrease) from investment operations	12.45		0.15		(1.17)		2.78		7.48

Distributions(d)
From net investment income	(1.11)		(1.30)		(1.17)		(1.26)		(1.06)

Total distributions	(1.11)		(1.30)		(1.17)		(1.26)		(1.06)

Net asset value, end of year	$56.45		$45.11		$46.26		$48.60		$47.08

Total Return
Based on net asset value	27.66%		0.29%		(2.27)%		5.92%		18.62%

Ratios to Average Net Assets
Total expenses	0.32	%(e)	0.32	%(e)	0.32	%(e)	0.31	%(e)	0.32%

Total expenses after fees waived	0.31	%(e)	0.30	%(e)	0.30	%(e)	0.31	%(e)	0.32%

Total expenses excluding professional fees for foreign withholding tax claims	0.32%		N/A		0.32%		N/A		0.32%

Net investment income	2.14%		2.50%		2.91%		2.69%		2.62	%(b)

Supplemental Data
Net assets, end of year (000)	$4,290,381		$2,995,541		$3,867,472		$3,158,687		$2,655,487

Portfolio turnover rate(f)	10	%(g)	17	%(g)	15	%(g)	6	%(g)	7%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Net investment income per share by $0.01.

• Ratio of net investment income to average net assets by 0.02%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	109

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$62.17	$64.94	$68.87	$66.78	$58.27

Net investment income(a)	1.90	1.48	1.95	1.93	1.72
Net realized and unrealized gain (loss)(b)	17.14	(2.62)	(3.87)	2.26	8.45

Net increase (decrease) from investment operations	19.04	(1.14)	(1.92)	4.19	10.17

Distributions(c)
From net investment income	(1.80)	(1.63)	(2.01)	(2.10)	(1.66)

Total distributions	(1.80)	(1.63)	(2.01)	(2.10)	(1.66)

Net asset value, end of year	$79.41	$62.17	$64.94	$68.87	$66.78

Total Return
Based on net asset value	30.73%	(1.80)%	(2.64)%	6.32%	17.68%

Ratios to Average Net Assets
Total expenses	0.37%	0.32%	0.32%	0.31%	0.32%

Total expenses excluding professional fees for foreign withholding tax claims	0.32%	0.32%	0.32%	N/A	0.32%

Net investment income	2.60%	2.34%	3.03%	2.77%	2.82%

Supplemental Data
Net assets, end of year (000)	$57,269,991	$46,405,254	$60,080,634	$72,770,477	$78,691,555

Portfolio turnover rate(d)	5%	4%	4%	4%	2%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

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Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE Small-Cap ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19		Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$55.23	$57.03	$63.44		$59.60	$51.00

Net investment income(a)	1.39	1.12	1.43		1.46	1.28	(b)
Net realized and unrealized gain (loss)(c)	20.00	(1.12)	(6.23)		3.90	8.83

Net increase (decrease) from investment operations	21.39	—	(4.80)		5.36	10.11

Distributions(d)
From net investment income	(1.21)	(1.80)	(1.61)		(1.52)	(1.51)

Total distributions	(1.21)	(1.80)	(1.61)		(1.52)	(1.51)

Net asset value, end of year	$75.41	$55.23	$57.03		$63.44	$59.60

Total Return
Based on net asset value	38.84%	(0.16)%	(7.41	)%(e)	9.01%	20.21	%(b)

Ratios to Average Net Assets
Total expenses	0.39%	0.40%	0.40%		0.39%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	0.39%	N/A	0.40%		N/A	0.40%

Net investment income	2.03%	2.01%	2.47%		2.28%	2.38	%(b)

Supplemental Data
Net assets, end of year (000)	$13,135,610	$8,527,860	$9,455,843		$11,178,397	$8,737,472

Portfolio turnover rate(f)	17%	20%	10%		8%	6%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.02%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	111

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Adaptive Currency Hedged MSCI EAFE	Diversified
Currency Hedged MSCI ACWI ex U.S.	Diversified
Currency Hedged MSCI EAFE	Diversified
Currency Hedged MSCI EAFE Small-Cap	Diversified
MSCI ACWI ex U.S.	Diversified
MSCI EAFE	Diversified
MSCI EAFE Small-Cap	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and schedules of investments for the underlying funds are included in this report and should be read in conjunction with the financial statements of the Funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statements of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, each of the currency hedged funds has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2021, if any, are disclosed in the statements of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statements of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore,

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Notes to Financial Statements  (continued)

if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	113

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI ACWI ex U.S.
Barclays Bank PLC	$746,446	$746,446		$—	$—
BNP Paribas Prime Brokerage International Ltd.	340,872	340,872		—	—
BNP Paribas Securities Corp.	2,045,619	2,045,619		—	—
BofA Securities, Inc.	1,344,735	1,344,735		—	—
Citigroup Global Markets Inc.	3,371,983	3,371,983		—	—
Credit Suisse Securities (USA) LLC	329,022	329,022		—	—
Goldman Sachs & Co.	2,532,672	2,532,672		—	—
HSBC Bank PLC	1,454,303	1,454,303		—	—
JPMorgan Securities LLC	1,387,833	1,387,833		—	—
Macquarie Bank Limited	349,336	349,336		—	—
Morgan Stanley & Co. International PLC	463,734	463,734		—	—
Morgan Stanley & Co. LLC	2,586,677	2,586,677		—	—
National Financial Services LLC	3,857	3,857		—	—
Nomura Securities International Inc.	92,990	92,990		—	—
SG Americas Securities LLC	308,405	308,405		—	—
State Street Bank & Trust Company	628,249	628,249		—	—
UBS AG	582,383	582,383		—	—
UBS Securities LLC	238,912	238,912		—	—

	$18,808,028	$18,808,028		$—	$—

MSCI EAFE
Barclays Bank PLC	$11,752,572	$11,752,572		$—	$—
BNP Paribas Prime Brokerage International Ltd.	113,624	113,624		—	—
BofA Securities, Inc.	1,927,492	1,927,492		—	—
Citigroup Global Markets Inc.	812,506	812,506		—	—
Goldman Sachs & Co.	1,748,052	1,748,052		—	—
HSBC Bank PLC	38,839	38,839		—	—
Morgan Stanley & Co. LLC	18,309,138	18,309,138		—	—
State Street Bank & Trust Company	1,158,238	1,158,238		—	—
UBS AG	55,892,062	55,892,062		—	—
Virtu Americas LLC	1,570,074	1,570,074		—	—

	$93,322,597	$93,322,597		$—	$—

MSCI EAFE Small-Cap
Barclays Capital Inc.	$14,915,416	$14,915,416		$—	$—
BNP Paribas Prime Brokerage International Ltd.	1,922,772	1,922,772		—	—
BNP Paribas Securities Corp.	9,402,666	9,402,666		—	—
BofA Securities, Inc.	43,011,204	43,011,204		—	—
Citigroup Global Markets Inc.	26,052,847	26,052,847		—	—
Credit Suisse AG	17,076,759	17,076,759		—	—
Credit Suisse Securities (USA) LLC	32,358,102	32,358,102		—	—
Deutsche Bank Securities Inc.	10,754,922	10,754,922		—	—
Goldman Sachs & Co.	77,959,597	77,959,597		—	—
HSBC Bank PLC	1,596,158	1,596,158		—	—
Jefferies LLC	1,707,792	1,707,792		—	—
JPMorgan Securities LLC	46,124,913	46,124,913		—	—
Macquarie Bank Limited	18,426,543	18,426,543		—	—
Morgan Stanley & Co. LLC	98,115,150	98,115,150		—	—
Nomura Securities International Inc.	1,161,023	1,161,023		—	—
Scotia Capital (USA) Inc.	433,186	433,186		—	—
SG Americas Securities LLC	495,338	495,338		—	—
State Street Bank & Trust Company	1,428,528	1,428,528		—	—
UBS AG	18,618,762	18,618,762		—	—
UBS Securities LLC	12,373	12,373		—	—
Wells Fargo Bank, National Association	1,109,661	1,109,661		—	—

	$422,683,712	$422,683,712		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	115

Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statements of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statements of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statements of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statements of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statements of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statements of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the statements of assets and liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the statements of assets and liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the statements of assets and liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the schedules of investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

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Notes to Financial Statements  (continued)

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statements of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Adaptive Currency Hedged MSCI EAFE	0.38%
Currency Hedged MSCI ACWI ex U.S.	0.38
Currency Hedged MSCI EAFE	0.38
Currency Hedged MSCI EAFE Small-Cap	0.43

For its investment advisory services to each of the iShares MSCI ACWI ex U.S. and iShares MSCI EAFE ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

For its investment advisory services to the iShares MSCI EAFE Small-Cap ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $12 billion	0.4000%
Over $12 billion, up to and including $18 billion	0.3800
Over $18 billion, up to and including $24 billion	0.3610
Over $24 billion, up to and including $30 billion	0.3430
Over $30 billion	0.3259

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For each of the iShares Adaptive Currency Hedged MSCI EAFE ETF and iShares Currency Hedged MSCI EAFE ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through November 30, 2025 so that each Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to each Fund’s investments in the iShares MSCI EAFE ETF (“EFA”), after taking into account any fee waivers by EFA, plus 0.03%.

For the iShares Currency Hedged MSCI ACWI ex U.S. ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investments in the iShares MSCI ACWI ex U.S. ETF (“ACWX”), after taking into account any fee waivers by ACWX, plus 0.03%.

For the iShares Currency Hedged MSCI EAFE Small-Cap ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investments in the iShares MSCI EAFE Small-Cap ETF (“SCZ”), taking into account any fee waivers by SCZ, plus 0.03%.

For ACWX, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2026 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	117

Notes to Financial Statements  (continued)

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

Adaptive Currency Hedged MSCI EAFE	$21,223
Currency Hedged MSCI ACWI ex U.S.	334,335
Currency Hedged MSCI EAFE	8,658,643
Currency Hedged MSCI EAFE Small-Cap	273,777
MSCI ACWI ex U.S.	402,917

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statements of operations. For the year ended July 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI ACWI ex U.S.	$125,033
MSCI EAFE	599,921
MSCI EAFE Small-Cap	3,755,977

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI ACWI ex U.S.	$13,522,144	$26,785,575	$(9,859,268)
MSCI EAFE	384,539,286	296,974,175	(180,112,418)
MSCI EAFE Small-Cap	748,022,187	320,489,159	75,899,005

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statements of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

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Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Adaptive Currency Hedged MSCI EAFE	$287,696	$357,610
Currency Hedged MSCI ACWI ex U.S.	9,266,835	9,882,620
Currency Hedged MSCI EAFE	308,451,294	295,961,512
Currency Hedged MSCI EAFE Small-Cap	8,251,517	7,801,850
MSCI ACWI ex U.S.	503,643,329	360,920,462
MSCI EAFE	2,930,172,902	2,334,797,526
MSCI EAFE Small-Cap	2,546,555,345	2,015,654,251

For the year ended July 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Currency Hedged MSCI ACWI ex U.S.	$33,247,995	$2,608,164
Currency Hedged MSCI EAFE	472,887,917	494,411,423
Currency Hedged MSCI EAFE Small-Cap	34,823,507	—
MSCI ACWI ex U.S.	507,208,878	149,730,287
MSCI EAFE	—	1,904,920,301
MSCI EAFE Small-Cap	2,943,068,042	2,099,052,842

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions and distributions paid in excess of taxable income were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings

Adaptive Currency Hedged MSCI EAFE	$(167)	$167
Currency Hedged MSCI ACWI ex U.S.	(1,256)	1,256
Currency Hedged MSCI EAFE	30,622,872	(30,622,872)
Currency Hedged MSCI EAFE Small-Cap	(2,440)	2,440
MSCI ACWI ex U.S.	40,336,431	(40,336,431)
MSCI EAFE	351,332,359	(351,332,359)
MSCI EAFE Small-Cap	800,080,514	(800,080,514)

The tax character of distributions was as follows:

iShares ETF	Year Ended 07/31/21	Year Ended 07/31/20

Adaptive Currency Hedged MSCI EAFE
Ordinary income	$146,530	$168,842
Return of capital	—	134

	$146,530	$168,976

Currency Hedged MSCI ACWI ex U.S.
Ordinary income	$2,023,586	$2,163,891

Currency Hedged MSCI EAFE
Ordinary income	$59,947,087	$90,558,867
Long-term capital gains	—	42,405,574

	$59,947,087	$132,964,441

N O T E S T O F I N A N C I A L S T A T E M E N T S	119

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 07/31/21	Year Ended 07/31/20

Currency Hedged MSCI EAFE Small-Cap
Ordinary income	$1,269,822	$1,270,383
Long-term capital gains	—	309,633

	$1,269,822	$1,580,016

MSCI ACWI ex U.S.
Ordinary income	$80,474,155	$101,163,008

MSCI EAFE
Ordinary income	$1,290,595,029	$1,347,746,321

MSCI EAFE Small-Cap
Ordinary income	$215,301,526	$301,619,246

As of July 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

Adaptive Currency Hedged MSCI EAFE	$—	$(90,537)	$948,530		$857,993
Currency Hedged MSCI ACWI ex U.S.	—	(2,730,331)	16,201,460		13,471,129
Currency Hedged MSCI EAFE	—	(87,806,992)	413,831,391		326,024,399
Currency Hedged MSCI EAFE Small-Cap	—	(1,576,716)	14,888,112		13,311,396
MSCI ACWI ex U.S.	22,738,114	(401,268,461)	643,427,554		264,897,207
MSCI EAFE	336,079,213	(6,603,572,655)	8,925,050,170		2,657,556,728
MSCI EAFE Small-Cap	126,911,556	(381,902,894)	1,873,447,694		1,618,456,356

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain foreign currency contracts and futures contracts, the timing and recognition of partnership income, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and foreign withholding tax reclaims.

For the year ended July 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Currency Hedged MSCI EAFE	$5,079,399
Currency Hedged MSCI EAFE Small-Cap	412,225

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Adaptive Currency Hedged MSCI EAFE	$5,622,515	$983,423	$(34,893)	$948,530
Currency Hedged MSCI ACWI ex U.S.	104,276,420	17,239,148	(1,076,500)	16,162,648
Currency Hedged MSCI EAFE	2,424,551,019	447,728,434	(34,331,594)	413,396,840
Currency Hedged MSCI EAFE Small-Cap	83,311,867	15,894,598	(1,007,678)	14,886,920
MSCI ACWI ex U.S.	3,652,414,281	998,994,726	(353,763,850)	645,230,876
MSCI EAFE	48,265,784,948	17,551,247,052	(8,662,697,391)	8,888,549,661
MSCI EAFE Small-Cap	11,660,358,287	2,749,097,975	(875,676,884)	1,873,421,091

9.	LINE OF CREDIT

The iShares MSCI ACWI ex U.S. ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a

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Notes to Financial Statements  (continued)

commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

For the year ended July 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

MSCI ACWI ex U.S.	$47,345,844	$769,598	1.12%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statements of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

N O T E S T O F I N A N C I A L S T A T E M E N T S	121

Notes to Financial Statements  (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/21		Year Ended 07/31/20

iShares ETF	Shares	Amount	Shares	Amount

Adaptive Currency Hedged MSCI EAFE
Shares sold	—	$—	50,000	$1,457,060
Shares redeemed	—	—	(150,000)	(3,575,483)

Net decrease	—	$—	(100,000)	$(2,118,423)

Currency Hedged MSCI ACWI ex U.S.
Shares sold	1,100,000	$33,347,320	400,000	$10,937,948
Shares redeemed	(100,000)	(2,631,294)	(300,000)	(7,365,954)

Net increase	1,000,000	$30,716,026	100,000	$3,571,994

Currency Hedged MSCI EAFE
Shares sold	14,950,000	$474,171,183	15,950,000	$456,155,962
Shares redeemed	(16,750,000)	(494,153,706)	(29,700,000)	(778,111,806)

Net decrease	(1,800,000)	$(19,982,523)	(13,750,000)	$(321,955,844)

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Notes to Financial Statements  (continued)

	Year Ended 07/31/21		Year Ended 07/31/20

iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI EAFE Small-Cap
Shares sold	1,030,000	$34,871,646	1,200,000	$33,757,178
Shares redeemed	—	—	(450,000)	(12,566,477)

Net increase	1,030,000	$34,871,646	750,000	$21,190,701

MSCI ACWI ex U.S.
Shares sold	13,000,000	$680,182,994	11,000,000	$422,956,424
Shares redeemed	(3,400,000)	(182,006,599)	(28,200,000)	(1,269,616,965)

Net increase (decrease)	9,600,000	$498,176,395	(17,200,000)	$(846,660,541)

MSCI EAFE
Shares sold	4,200,000	$317,216,783	22,200,000	$1,529,991,301
Shares redeemed	(29,400,000)	(1,916,814,719)	(201,000,000)	(11,303,792,442)

Net decrease	(25,200,000)	$(1,599,597,936)	(178,800,000)	$(9,773,801,141)

MSCI EAFE Small-Cap
Shares sold	49,800,000	$3,412,035,853	21,600,000	$1,310,891,295
Shares redeemed	(30,000,000)	(2,133,648,027)	(33,000,000)	(1,648,990,969)

Net increase (decrease)	19,800,000	$1,278,387,826	(11,400,000)	$(338,099,674)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statements of assets and liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI EAFE ETF has filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Sweden based upon previous determinations made by the Swedish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Swedish tax claim receivables and related liabilities are disclosed in the statements of assets and liabilities. Collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the Swedish tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Fund, as of July 31, 2021, is $69,187,854 or $0.10 per share.

The Fund is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the statements of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Fund Liquidation: On June 16, 2021, the Board approved the liquidation of the iShares Adaptive Currency Hedged MSCI EAFE ETF. After the close of business on August 23, 2021, the Fund no longer accepted creation orders. Trading in the Fund was halted prior to market open on August 24, 2021. Proceeds of the liquidation was sent to shareholders on August 26, 2021.

Line of Credit: On August 12, 2021, the Credit Agreement with State Street Bank and Trust Company was terminated.

Effective August 13, 2021, the iShares Currency Hedged MSCI EAFE ETF and iShares MSCI ACWI ex U.S. ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may

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Notes to Financial Statements  (continued)

borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

124	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares Adaptive Currency Hedged

MSCI EAFE ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged

MSCI EAFE ETF, iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares MSCI ACWI ex

U.S. ETF, iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Adaptive Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF (seven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Currency Hedged MSCI ACWI ex U.S.	1.80%
Currency Hedged MSCI EAFE Small-Cap	17.90%
MSCI ACWI ex U.S.	0.06%
MSCI EAFE Small-Cap	0.18%

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Dividend Income

Adaptive Currency Hedged MSCI EAFE	$142,498
Currency Hedged MSCI ACWI ex U.S.	1,899,089
Currency Hedged MSCI EAFE	57,497,212
Currency Hedged MSCI EAFE Small-Cap	1,205,069
MSCI ACWI ex U.S.	85,783,109
MSCI EAFE	1,413,346,904
MSCI EAFE Small-Cap	248,659,410

The Funds intend to pass through to their shareholders the following amount(s), or maximum amount(s) allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Adaptive Currency Hedged MSCI EAFE	$147,517	$—
Currency Hedged MSCI ACWI ex U.S.	2,263,584	226,606
Currency Hedged MSCI EAFE	60,285,142	—
Currency Hedged MSCI EAFE Small-Cap	1,418,403	132,537
MSCI ACWI ex U.S.	101,230,750	8,902,544
MSCI EAFE	1,509,547,955	—
MSCI EAFE Small-Cap	301,811,180	22,004,489

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Board Review and Approval of Investment Advisory Contract

iShares Adaptive Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Currency Hedged MSCI EAFE ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

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Board Review and Approval of Investment Advisory Contract  (continued)

providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Currency Hedged MSCI EAFE Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to

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evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI ACWI ex U.S. ETF, iShares MSCI EAFE ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

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After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and

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the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. Further, with respect to comparisons with one or more open-end index mutual funds registered under the 1940 Act managed by BFA (or an affiliate) that track the same index as the Fund and have investment advisory fee rates and overall expenses (net of waivers and reimbursements) that are lower than the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of the Fund, the Board gave weight to management’s explanations of the relevant circumstances applicable to such mutual funds. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI EAFE Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction

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Board Review and Approval of Investment Advisory Contract  (continued)

with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the

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Board Review and Approval of Investment Advisory Contract  (continued)

provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

Adaptive Currency Hedged MSCI EAFE(a)	$0.730354	$—	$0.002296	$0.732650	100%	—%	0	%(b)	100%
Currency Hedged MSCI ACWI ex U.S.	0.605939	—	—	0.605939	100	—	—		100
Currency Hedged MSCI EAFE(a)	0.741467	—	0.002328	0.743795	100	—	0	(b)	100
Currency Hedged MSCI EAFE Small-Cap	0.547752	—	—	0.547752	100	—	—		100
MSCI ACWI ex U.S.	1.108051	—	—	1.108051	100	—	—		100
MSCI EAFE(a)	1.790744	—	0.005561	1.796305	100	—	0	(b)	100
MSCI EAFE Small-Cap	1.205508	—	—	1.205508	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

S U P P L E M E N T A L I N F O R M A T I O N	137

Supplemental Information (unaudited) (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI EAFE ETF in respect of the Company’s financial year ending 31 December 2020 is USD 4.1 million. This figure is comprised of fixed remuneration of USD 1.91 million and variable remuneration of USD 2.19 million. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI EAFE ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 666.94 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 53.84 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI EAFE Small-Cap ETF in respect of the Company’s financial year ending 31 December 2020 is USD 872.28 thousand. This figure is comprised of fixed remuneration of USD 406.19 thousand and variable remuneration of USD 466.09 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI EAFE Small-Cap ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 142.09 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 11.47 thousand.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 381 funds as of July 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Informationn

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	141

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

Counterparty Abbreviations

BBP	Barclays Bank PLC Wholesale

BNP	BNP Paribas SA

BNY	Bank of New York

Currency Abbreviations

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNY	Chinese Yuan

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Counterparty Abbreviations (continued)

BOA	Bank of America N.A.

CBA	Commonwealth Bank of Australia

CITI	Citibank N.A.

DB	Deutsche Bank AG London

HSBC	HSBC Bank PLC

JPM	JPMorgan Chase Bank N.A.

MS	Morgan Stanley & Co. International PLC

RBS	Royal Bank of Scotland PLC

SSB	State Street Bank and Trust Co.

TDB	Toronto Dominion Bank

TNTC	The Northern Trust Company

UBS	UBS AG

142	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-703-0721

JULY 31, 2021

2021 Annual Report

iShares Trust

•	iShares MSCI EAFE Growth ETF | EFG | Cboe BZX
•	iShares MSCI EAFE Value ETF | EFV | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.19%	36.45%

U.S. small cap equities (Russell 2000® Index)	7.86	51.97

International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31

Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended July 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 33.18% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of coronavirus vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Two fiscal stimulus bills passed by Congress during the reporting period provided significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels by the end of the reporting period. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy grow at a record annualized pace of 33.8% in the third quarter of 2020, as activity rebounded from the pandemic-induced recession in the first half of 2020. Growth continued at a slower pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. Action by the U.S. Federal Reserve (“the Fed”) also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries approved a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout lagged in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also advanced substantially amid a sharp rebound in economic activity. Strong economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, fueled by economic recovery and a relatively weak U.S. dollar. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI EAFE Growth ETF

Investment Objective

The iShares MSCI EAFE Growth ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit growth characteristics, as represented by the MSCI EAFE Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	27.42%	11.54%	7.75%	27.42%	72.66%	110.87%
Fund Market	27.82	11.63	7.79	27.82	73.37	111.71
Index	27.50	11.79	8.02	27.50	74.55	116.22

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,102.40	$1.88		$1,000.00	$1,023.00	$1.81		0.36%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI EAFE Growth ETF

Portfolio Management Commentary

Growth-oriented stocks in developed markets outside the U.S. and Canada rose significantly for the reporting period, as widespread monetary and fiscal stimulus, COVID-19 vaccine rollouts, and global reopening boosted investor sentiment and economic growth. Japanese equities were the largest contributor to the Index’s return. Despite a slowdown in Japan’s economy, economic recoveries in the U.S. and China, the country’s two largest trading partners, helped Japanese markets. A key source of strength was the information technology sector, as technology hardware and equipment stocks benefited from high overseas demand for electronic parts. The industrials sector also contributed. Industrial output expanded, as an acceleration in Japan’s vaccine rollout facilitated a broad-based recovery in manufacturing.

French equities also contributed significantly to the Index’s return. Strong corporate earnings and positive economic data brightened investors’ outlook for French stocks. The consumer discretionary sector led contributions in France, where apparel, accessories, and luxury goods companies benefited from easing COVID-19 restrictions in major markets. Notably, sales of high-end fashion and accessories surged amid rising vaccination rates and store re-openings. The industrials sector also contributed meaningfully to the Index’s return. A sharp rebound in industrial production in early 2021 encouraged investors’ optimism surrounding the sector amid France’s ongoing economic recovery. Aerospace and defense stocks led the sector’s gains, benefiting from an emerging recovery in air travel.

Dutch equities also contributed to the Index’s performance. Rising business confidence and strong growth in manufacturing provided a positive environment for the Netherlands, where information technology stocks led gains. A global semiconductor shortage that led chip companies to ramp up production benefited stocks of chip-making equipment manufacturers.

Swiss stocks also advanced amid optimism surrounding Europe’s economic recovery and continued policy support. Within the healthcare sector, pharmaceuticals companies advanced due to robust sales of new diagnostics tests developed in response to COVID-19. The consumer staples sector also contributed, as consumers stocked up on products and increased at-home dining during the pandemic, driving stocks higher in the packaged foods and meats industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	19.3%
Consumer Discretionary	16.4
Health Care	16.2
Information Technology	15.4
Consumer Staples	14.0
Financials	7.1
Materials	6.5
Communication Services	3.1
Real Estate	1.0
Other (each representing less than 1%)	1.0

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	21.8%
Switzerland	13.2
France	11.5
United Kingdom	11.3
Netherlands	7.6
Germany	7.2
Australia	7.2
Sweden	5.6
Denmark	4.5
Hong Kong	3.1

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI EAFE Value ETF

Investment Objective

The iShares MSCI EAFE Value ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics, as represented by the MSCI EAFE Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	32.79%	6.52%	3.92%	32.79%	37.13%	46.96%
Fund Market	33.39	6.63	3.99	33.39	37.85	47.94
Index	32.92	6.66	4.10	32.92	38.06	49.44

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,113.50	$1.83		$1,000.00	$1,023.10	$1.76		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI EAFE Value ETF

Portfolio Management Commentary

Value-oriented stocks in developed markets outside the U.S. and Canada advanced during the reporting period, as large-scale fiscal and monetary stimulus, fewer public health restrictions, and COVID-19 vaccine rollouts boosted investor sentiment and economic growth in some regions. Japanese stocks contributed the most to the Index’s return, driven by an increase in overseas demand for Japanese products. The consumer discretionary sector benefited significantly from the global revival in consumer spending, which boosted sales of Japanese autos. The automobiles industry’s management strategies earlier in the pandemic also lessened the impact of supply-chain backlogs and helped maintain strong sales. In the industrials sector, the capital goods industry benefited from rising demand for production machinery amid a global manufacturing recovery, as well as foreign investment in Japanese trading companies and distributors. The financials sector also contributed to the Index’s performance, as banks with overseas operations posted a solid increase in loan activity with foreign entities, due in part to Japan’s comparatively low interest rates.

U.K. equities were meaningful contributors to the Index’s return despite headwinds related to Brexit and the coronavirus pandemic. The financials sector contributed the most, benefiting from growth in global financial markets and the release of reserves created for expected loan losses. Many banks posted increased mortgage lending activity and were supported by government measures to compensate firms for employees kept on payroll. The materials sector also contributed to the Index’s return, benefiting from a rebound in commodities prices and investments in infrastructure. Rising commodities prices also supported the U.K.’s energy sector. Demand for oil and gas grew due to increased consumer spending and manufacturing activity. Strong revenues supported dividend distributions, stock buyback programs, and clean energy initiatives.

French equities also contributed as the industrials sector advancing due to strong building product demand and increasing energy conservation-focused renovations. The French financials sector gained as corporate and institutional banking activity increased. German equities contributed, driven by the consumer discretionary sector, with automakers posting strong delivery figures. In the industrials sector, German capital goods stocks gained with increased business activity, especially overseas.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	26.8%
Industrials	12.0
Materials	9.9
Consumer Discretionary	9.3
Health Care	8.7
Consumer Staples	6.6
Utilities	6.4
Communication Services	6.4
Energy	5.8
Real Estate	5.1
Information Technology	3.0

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	23.8%
United Kingdom	13.6
Germany	11.4
France	11.0
Australia	9.3
Switzerland	7.3
Netherlands	4.3
Spain	3.5
Hong Kong	3.1
Italy	2.7

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments July 31, 2021	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.1%
Afterpay Ltd.(a)	298,756	$21,236,279
Ampol Ltd.	332,049	6,912,653
APA Group	1,035,254	7,264,362
Aristocrat Leisure Ltd.	789,019	24,179,637
ASX Ltd.	103,789	5,879,603
BHP Group Ltd.	1,418,300	55,709,131
BlueScope Steel Ltd.	694,057	12,307,935
Brambles Ltd.	2,029,018	17,371,782
Cochlear Ltd.	90,690	16,407,534
Coles Group Ltd.	1,840,053	23,680,635
Computershare Ltd.	745,262	8,568,791
Crown Resorts Ltd.(a)	517,354	3,282,284
CSL Ltd.	627,684	133,628,012
Domino’s Pizza Enterprises Ltd.	83,089	7,148,994
Endeavour Group Ltd./Australia(a)	1,855,692	9,028,733
Evolution Mining Ltd.	2,220,944	6,754,502
Glencore PLC	13,742,486	61,719,564
Goodman Group	2,288,277	38,058,992
James Hardie Industries PLC	612,494	20,664,654
Macquarie Group Ltd.	478,107	55,206,267
Magellan Financial Group Ltd.	204,877	7,391,782
Medibank Pvt Ltd.	3,787,226	9,236,603
Newcrest Mining Ltd.	1,126,563	21,773,695
Northern Star Resources Ltd.	1,523,185	11,349,509
Oil Search Ltd.	2,745,385	7,673,316
Orica Ltd.	563,988	5,143,990
Qantas Airways Ltd.(a)	843,151	2,842,281
Ramsay Health Care Ltd.	252,263	11,930,479
REA Group Ltd.	71,564	8,524,977
Reece Ltd.	405,132	7,028,126
Santos Ltd.	1,675,324	7,905,657
Seek Ltd.	461,852	9,990,753
Sonic Healthcare Ltd.	626,366	18,506,856
South32 Ltd.	6,597,236	14,456,466
Sydney Airport(a)	1,820,911	10,477,839
Transurban Group	3,774,845	39,816,261
Treasury Wine Estates Ltd.	991,710	8,698,999
Washington H Soul Pattinson & Co. Ltd.	140,503	3,382,734
Wesfarmers Ltd.	1,559,870	70,329,300
WiseTech Global Ltd.	192,794	4,373,065
Woolworths Group Ltd.	1,741,128	49,807,090

		865,650,122

Austria — 0.1%
Verbund AG	94,702	8,735,286
voestalpine AG	161,515	7,125,339

		15,860,625

Belgium — 0.3%
Elia Group SA/NV	42,755	5,053,251
Sofina SA	21,142	9,913,137
Umicore SA	271,840	16,872,222

		31,838,610

Denmark — 4.5%
Ambu A/S, Class B	230,627	8,532,428
AP Moller - Maersk A/S, Class A	4,378	11,704,164
AP Moller - Maersk A/S, Class B, NVS	5,462	15,158,264
Chr Hansen Holding A/S	145,106	13,050,516
Coloplast A/S, Class B	163,509	29,899,837
Demant A/S(a)	149,137	9,114,880

Security	Shares	Value

Denmark (continued)
DSV Panalpina A/S	284,616	$69,379,378
Genmab A/S(a)	90,045	40,698,434
GN Store Nord A/S	176,253	15,445,645
Novo Nordisk A/S, Class B	2,368,966	219,298,201
Novozymes A/S, Class B	285,339	22,417,599
Orsted A/S(b)	129,589	19,220,659
Pandora A/S	137,430	17,777,532
Rockwool International A/S, Class B	11,836	6,280,489
Vestas Wind Systems A/S	1,388,498	51,200,222

		549,178,248

Finland — 0.7%
Elisa OYJ	98,988	6,362,076
Kesko OYJ, Class B	376,035	16,117,593
Kone OYJ, Class B	304,564	25,225,997
Neste OYJ	291,695	17,930,716
Sampo OYJ, Class A	343,859	16,549,450
Wartsila OYJ Abp	223,237	3,362,953

		85,548,785

France — 11.5%
Accor SA(a)	117,081	4,143,508
Aeroports de Paris(a)	13,984	1,695,092
Air Liquide SA	325,629	56,629,632
Airbus SE(a)	404,209	55,444,797
Alstom SA(a)	383,351	15,899,997
BioMerieux	57,071	6,804,938
Bureau Veritas SA	404,368	13,353,741
Capgemini SE	220,355	47,630,322
Dassault Aviation SA	3,368	4,010,114
Dassault Systemes SE	908,319	50,104,871
Edenred	339,511	19,724,208
EssilorLuxottica SA	137,269	25,914,038
Eurazeo SE	54,431	5,272,260
Eurofins Scientific SE	183,264	21,920,629
Faurecia SE	160,991	7,185,430
Getlink SE	390,321	6,252,390
Hermes International	43,527	66,543,027
Iliad SA	20,257	4,365,483
Ipsen SA	51,969	5,553,431
Kering SA	103,126	92,518,329
La Francaise des Jeux SAEM(b)	130,686	6,986,703
Legrand SA	239,343	26,972,965
L’Oreal SA	346,660	158,594,701
LVMH Moet Hennessy Louis Vuitton SE	381,883	305,761,115
Orpea SA	70,857	8,997,944
Pernod Ricard SA	288,060	63,576,714
Remy Cointreau SA	31,307	6,877,240
Safran SA	469,950	61,504,390
Sartorius Stedim Biotech	37,900	21,634,975
Schneider Electric SE	481,457	80,638,424
SEB SA	38,083	6,327,801
Sodexo SA(a)	121,484	10,351,099
Teleperformance	80,648	34,017,049
Thales SA	146,607	15,387,098
Ubisoft Entertainment SA(a)	127,566	8,086,892
Vinci SA	256,537	27,160,705
Wendel SE	36,458	5,117,422
Worldline SA(a)(b)	327,109	30,617,408

		1,389,576,882

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany — 6.9%
adidas AG	262,722	$95,355,836
Aroundtown SA	488,078	3,820,221
Bechtle AG	36,833	7,605,376
Beiersdorf AG	138,932	16,501,462
Carl Zeiss Meditec AG, Bearer	55,530	12,367,231
Daimler AG, Registered	588,810	52,545,063
Delivery Hero SE(a)(b)	215,936	32,280,824
Deutsche Boerse AG	265,014	44,221,278
Deutsche Lufthansa AG, Registered(a)(c)	211,463	2,388,341
Deutsche Telekom AG, Registered	1,604,427	33,298,515
Deutsche Wohnen SE	469,961	29,340,661
E.ON SE	1,083,698	13,322,447
GEA Group AG	211,416	9,374,257
HeidelbergCement AG	102,541	9,086,947
HelloFresh SE(a)	226,922	21,271,527
Infineon Technologies AG	1,796,860	68,665,441
KION Group AG	99,545	10,571,078
Knorr-Bremse AG	100,177	11,344,008
LEG Immobilien SE	99,367	15,704,625
Merck KGaA	177,744	36,384,904
MTU Aero Engines AG	73,710	18,437,620
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	67,715	18,271,128
Nemetschek SE	80,796	7,130,070
Puma SE	144,994	17,786,326
Rational AG	7,013	7,636,613
SAP SE	933,670	133,992,134
Scout24 AG(b)	123,618	10,585,926
Siemens Healthineers AG(b)	369,257	24,378,830
Symrise AG	176,826	26,072,798
TeamViewer AG(a)(b)	224,734	7,555,893
Zalando SE(a)(b)	295,142	32,793,908

		830,091,288

Hong Kong — 3.1%
AIA Group Ltd.	16,699,800	199,825,810
Budweiser Brewing Co. APAC Ltd.(b)	2,601,600	7,260,579
ESR Cayman Ltd.(a)(b)	2,936,400	10,320,908
Futu Holdings Ltd., ADR(a)	87,646	8,980,209
Galaxy Entertainment Group Ltd.(a)	2,040,000	13,825,157
Hong Kong Exchanges & Clearing Ltd.	1,444,400	92,311,148
Sands China Ltd.(a)	1,358,800	4,628,144
SJM Holdings Ltd.(a)	2,115,000	1,907,558
Techtronic Industries Co. Ltd.	1,933,000	34,469,800
Wynn Macau Ltd.(a)	2,659,600	3,408,565

		376,937,878

Ireland — 0.6%
Flutter Entertainment PLC, Class DI(a)	114,757	19,563,057
Kerry Group PLC, Class A	218,804	32,444,516
Kingspan Group PLC	212,903	23,151,888

		75,159,461

Israel — 0.6%
Bank Hapoalim BM(a)	490,521	3,903,530
Bank Leumi Le-Israel BM(a)	694,126	5,303,946
Check Point Software Technologies Ltd.(a)	154,383	19,622,079
CyberArk Software Ltd.(a)(c)	18,981	2,695,872
Israel Discount Bank Ltd., Class A(a)	1,055,236	4,943,254
Mizrahi Tefahot Bank Ltd.(a)	98,194	2,975,828
Nice Ltd.(a)	86,512	24,074,822

Security	Shares	Value

Israel (continued)
Wix.com Ltd.(a)	38,261	$11,426,265

		74,945,596

Italy — 1.5%
Amplifon SpA	172,155	8,501,786
Atlantia SpA(a)	683,039	12,389,284
CNH Industrial NV	1,411,105	23,562,015
DiaSorin SpA	35,072	7,118,021
Ferrari NV	173,431	37,797,204
FinecoBank Banca Fineco SpA(a)	730,173	13,074,785
Infrastrutture Wireless Italiane SpA(b)	235,681	2,662,294
Moncler SpA	267,353	18,362,522
Nexi SpA(a)(b)	605,312	12,968,977
Prysmian SpA	345,490	12,386,981
Recordati Industria Chimica e Farmaceutica SpA	145,578	9,004,238
Tenaris SA	657,303	6,697,222
UniCredit SpA	1,901,688	22,746,782

		187,272,111

Japan — 21.8%
Acom Co. Ltd.	560,300	2,299,719
Advantest Corp.	275,300	24,303,746
Aeon Co. Ltd.	899,200	24,606,445
AGC Inc.	134,700	5,760,194
Aisin Corp.	73,100	2,959,374
Ajinomoto Co. Inc.	321,100	8,180,632
ANA Holdings Inc.(a)	221,100	5,181,076
Asahi Intecc Co. Ltd.	283,100	7,671,187
Azbil Corp.	169,600	6,614,079
Bandai Namco Holdings Inc.	275,600	17,832,459
Capcom Co. Ltd.	238,000	6,544,010
Chugai Pharmaceutical Co. Ltd.	923,100	34,016,703
Cosmos Pharmaceutical Corp.	27,600	4,685,169
CyberAgent Inc.	559,200	10,064,729
Daifuku Co. Ltd.	139,100	12,464,648
Daiichi Sankyo Co. Ltd.	1,522,100	30,144,112
Daikin Industries Ltd.	341,600	71,337,234
Denso Corp.	595,300	40,897,786
Disco Corp.	38,400	10,965,376
East Japan Railway Co.	144,400	9,620,270
Eisai Co. Ltd.	327,700	26,954,233
Fanuc Corp.	262,400	58,769,083
Fast Retailing Co. Ltd.	80,300	54,459,696
GMO Payment Gateway Inc.	56,700	7,288,638
Hakuhodo DY Holdings Inc.	166,300	2,529,509
Hamamatsu Photonics KK	192,900	10,725,346
Harmonic Drive Systems Inc.	59,200	3,274,766
Hikari Tsushin Inc.	28,700	4,968,851
Hirose Electric Co. Ltd.	22,400	3,355,667
Hisamitsu Pharmaceutical Co. Inc.	34,500	1,511,113
Hitachi Ltd.	467,400	26,884,465
Hitachi Metals Ltd.(a)	149,700	2,923,494
Hoshizaki Corp.	36,400	3,056,613
Hoya Corp.	511,300	72,179,969
Hulic Co. Ltd.	191,600	2,179,783
Ibiden Co. Ltd.	144,700	7,665,508
Ito En Ltd.	75,000	4,425,291
Itochu Corp.	574,500	17,004,760
Itochu Techno-Solutions Corp.	133,900	4,107,462
Japan Airlines Co. Ltd.(a)	71,800	1,496,843
Japan Exchange Group Inc.	727,700	16,551,541

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
JSR Corp.	282,000	$9,452,636
Kakaku.com Inc.	186,300	5,083,971
Kansai Paint Co. Ltd.	246,200	6,046,526
Kao Corp.	332,200	20,002,201
Keio Corp.	140,611	7,876,209
Keisei Electric Railway Co. Ltd.	115,900	3,451,799
Keyence Corp.	267,748	149,136,304
Kikkoman Corp.	199,200	12,198,394
Kintetsu Group Holdings Co. Ltd.(a)	156,300	5,281,526
Kobayashi Pharmaceutical Co. Ltd.	74,700	5,958,443
Kobe Bussan Co. Ltd.	189,300	6,373,800
Koei Tecmo Holdings Co. Ltd.	81,350	3,822,097
Koito Manufacturing Co. Ltd.	92,800	5,679,411
Komatsu Ltd.	1,204,400	30,181,092
Konami Holdings Corp.	127,300	7,050,579
Kose Corp.	45,900	7,252,697
Kubota Corp.	498,100	10,415,998
Kurita Water Industries Ltd.	135,200	6,566,467
Kyowa Kirin Co. Ltd.	373,300	12,151,339
Lasertec Corp.	104,300	19,580,403
Lion Corp.	312,200	5,403,926
Lixil Corp.	368,300	10,050,934
M3 Inc.	606,800	39,688,772
Makita Corp.	307,900	16,010,475
Mazda Motor Corp.(a)	283,500	2,796,700
McDonald’s Holdings Co. Japan Ltd.(c)	110,700	4,988,793
Mercari Inc.(a)	141,400	7,400,986
Minebea Mitsumi Inc.	503,100	13,584,154
Misumi Group Inc.	390,400	13,607,450
Mitsubishi Chemical Holdings Corp.	887,100	7,443,571
Mitsubishi Corp.	612,100	17,168,648
Miura Co. Ltd.	119,600	5,281,385
MonotaRO Co. Ltd.	340,900	7,841,633
Murata Manufacturing Co. Ltd.	788,800	65,459,140
Nabtesco Corp.	156,700	5,935,237
NEC Corp.	300,900	15,260,751
Nexon Co. Ltd.	674,600	13,880,644
Nidec Corp.	614,600	68,984,852
Nihon M&A Center Inc.	419,600	11,685,445
Nintendo Co. Ltd.	154,100	79,223,261
Nippon Paint Holdings Co. Ltd.	984,900	12,571,446
Nippon Shinyaku Co. Ltd.	66,500	5,002,891
Nissan Chemical Corp.	166,700	8,170,577
Nissin Foods Holdings Co. Ltd.	43,700	3,109,707
Nitori Holdings Co. Ltd.	110,400	20,984,393
Nomura Research Institute Ltd.	487,170	15,677,051
NTT Data Corp.	874,500	13,545,596
Obic Co. Ltd.	94,400	16,591,118
Odakyu Electric Railway Co. Ltd.	267,400	6,381,803
Olympus Corp.	1,604,700	33,023,676
Omron Corp.	166,000	14,205,454
Ono Pharmaceutical Co. Ltd.	510,500	11,653,772
Oracle Corp. Japan	53,700	4,011,392
Oriental Land Co. Ltd.	275,100	37,688,797
Otsuka Corp.	157,400	8,178,600
Pan Pacific International Holdings Corp.	568,700	11,871,064
PeptiDream Inc.(a)	131,300	5,418,977
Persol Holdings Co. Ltd.	244,500	4,932,879
Pigeon Corp.	105,100	3,026,167
Pola Orbis Holdings Inc.	45,900	1,097,211

Security	Shares	Value

Japan (continued)
Rakuten Group Inc.	779,300	$8,575,459
Recruit Holdings Co. Ltd.	1,865,400	96,684,837
Renesas Electronics Corp.(a)	1,735,700	18,838,660
Ricoh Co. Ltd.	926,600	10,124,815
Rinnai Corp.	25,400	2,359,647
Rohm Co. Ltd.	79,000	7,707,083
Ryohin Keikaku Co. Ltd.	177,800	3,606,882
SCSK Corp.	71,800	4,327,381
Secom Co. Ltd.	188,700	14,282,806
SG Holdings Co. Ltd.	440,900	11,855,372
Sharp Corp.	298,700	4,587,871
Shimadzu Corp.	326,600	13,171,934
Shimano Inc.	102,100	26,135,455
Shin-Etsu Chemical Co. Ltd.	487,400	79,509,144
Shiseido Co. Ltd.	550,200	36,772,989
SMC Corp.	78,800	46,844,521
SoftBank Group Corp.	604,000	37,982,920
Sohgo Security Services Co. Ltd.	100,700	4,708,798
Sony Group Corp.	1,733,100	181,050,846
Square Enix Holdings Co. Ltd.	118,000	6,122,632
SUMCO Corp.	380,800	8,807,263
Sumitomo Chemical Co. Ltd.	1,339,800	6,974,349
Sumitomo Metal Mining Co. Ltd.	220,200	8,924,125
Suzuki Motor Corp.	252,500	10,273,087
Sysmex Corp.	229,500	27,308,332
TDK Corp.	177,000	20,195,698
Terumo Corp.	889,400	34,518,267
THK Co. Ltd.	167,300	4,793,015
TIS Inc.	305,400	7,920,931
Tobu Railway Co. Ltd.	260,000	6,761,034
Toho Co. Ltd.	155,800	6,782,680
Toho Gas Co. Ltd.	34,600	1,681,821
Tokyo Electron Ltd.	204,200	84,217,271
Tokyu Corp.	352,200	4,720,431
Toshiba Corp.	563,700	24,262,476
TOTO Ltd.	127,100	6,590,156
Toyo Suisan Kaisha Ltd.	60,400	2,305,910
Trend Micro Inc.	118,600	6,174,683
Tsuruha Holdings Inc.	53,300	6,292,857
Unicharm Corp.	555,900	22,312,342
USS Co. Ltd.	106,400	1,852,204
Welcia Holdings Co. Ltd.	130,800	4,452,391
West Japan Railway Co.	79,500	4,319,427
Yakult Honsha Co. Ltd.	174,700	10,323,886
Yamaha Corp.	118,900	6,588,724
Yamato Holdings Co. Ltd.	402,500	11,600,100
Yaskawa Electric Corp.	330,900	16,385,074
Z Holdings Corp.	2,389,000	11,957,372
ZOZO Inc.	171,500	5,841,067

		2,641,249,824

Netherlands — 7.6%
Adyen NV(a)(b)	27,140	73,550,732
Akzo Nobel NV	263,362	32,532,376
Argenx SE(a)(c)	31,712	9,684,078
ASM International NV	65,105	23,106,415
ASML Holding NV	576,996	441,046,370
Davide Campari-Milano NV	727,363	10,225,658
Heineken Holding NV	159,658	15,706,024
Heineken NV	178,441	20,779,762
InPost SA(a)	278,582	5,462,439

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
JDE Peet’s NV	105,841	$3,563,218
Just Eat Takeaway.com NV(a)(b)	88,082	7,821,742
Koninklijke DSM NV	237,338	47,842,908
Koninklijke Philips NV	1,254,799	57,858,074
Prosus NV	671,180	59,881,598
QIAGEN NV(a)	319,193	17,106,544
Stellantis NV	2,793,809	53,575,514
Wolters Kluwer NV	368,715	42,034,743

		921,778,195

New Zealand — 0.4%
a2 Milk Co. Ltd. (The)(a)	978,508	4,254,421
Auckland International Airport Ltd.(a)	865,730	4,367,910
Fisher & Paykel Healthcare Corp. Ltd.	793,446	17,465,236
Xero Ltd.(a)	181,749	18,856,878

		44,944,445

Norway — 0.2%
Adevinta ASA(a)	381,116	7,327,866
Mowi ASA	397,132	10,118,834
Schibsted ASA, Class A	101,861	5,398,989
Schibsted ASA, Class B	132,809	6,139,302

		28,984,991

Portugal — 0.1%
EDP Renovaveis SA	260,761	6,124,686
Jeronimo Martins SGPS SA	347,902	7,088,098

		13,212,784

Singapore — 1.1%
Ascendas REIT	2,273,636	5,232,187
DBS Group Holdings Ltd.	2,485,700	55,620,883
Genting Singapore Ltd.	8,488,800	5,065,256
Mapletree Commercial Trust	3,050,400	4,856,438
Mapletree Logistics Trust(c)	4,190,571	6,524,589
Sea Ltd., ADR(a)	19,176	5,295,644
Singapore Airlines Ltd.(a)	1,883,900	7,062,768
Singapore Exchange Ltd.	944,600	8,265,233
Singapore Technologies Engineering Ltd.	2,183,200	6,447,381
Singapore Telecommunications Ltd.	4,016,300	6,731,668
UOL Group Ltd.	329,800	1,772,534
Venture Corp. Ltd.	385,100	5,401,739
Wilmar International Ltd.	2,691,600	8,619,991

		126,896,311

Spain — 1.3%
Aena SME SA(a)(b)	67,089	10,683,704
Amadeus IT Group SA(a)	310,603	20,369,586
Cellnex Telecom SA(b)	700,433	45,679,860
Ferrovial SA	233,990	6,943,690
Grifols SA	410,371	10,436,479
Industria de Diseno Textil SA	1,500,679	50,897,575
Siemens Gamesa Renewable Energy SA(a)	331,535	9,246,130

		154,257,024

Sweden — 5.6%
Alfa Laval AB	434,374	18,139,849
Assa Abloy AB, Class B	1,378,379	44,213,263
Atlas Copco AB, Class A	923,988	62,577,094
Atlas Copco AB, Class B	537,252	30,547,255
Electrolux AB, Series B	310,422	8,152,721
Embracer Group AB(a)	353,001	9,136,192
Epiroc AB, Class A	909,653	21,190,026
Epiroc AB, Class B	537,439	10,797,937

Security	Shares	Value

Sweden (continued)
EQT AB	339,983	$16,387,902
Essity AB, Class B	839,610	27,470,125
Evolution AB(b)	233,535	40,635,141
Fastighets AB Balder, Class B(a)	145,110	10,013,826
H & M Hennes & Mauritz AB, Class B(a)	1,007,878	21,071,420
Hexagon AB, Class B	2,709,187	44,846,795
Husqvarna AB, Class B	566,972	7,933,996
Investment AB Latour, Class B	203,398	7,949,196
Investor AB, Class B	2,506,889	62,081,904
Kinnevik AB, Class B	333,484	14,538,502
L E Lundbergforetagen AB, Class B	37,461	2,673,140
Lundin Energy AB	275,527	8,589,378
Nibe Industrier AB, Class B	1,967,246	23,508,551
Sandvik AB	1,552,349	40,479,511
Sinch AB.(a)(b)	699,363	14,103,162
Svenska Cellulosa AB SCA, Class B	835,106	15,533,088
Swedish Match AB	2,238,933	20,049,571
Telefonaktiebolaget LM Ericsson, Class B	4,014,894	46,308,489
Volvo AB, Class A	274,977	6,685,903
Volvo AB, Class B	1,966,536	46,374,376

		681,988,313

Switzerland — 13.2%
Alcon Inc.	344,108	25,050,736
Barry Callebaut AG, Registered	4,917	12,462,805
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	721	8,078,766
Chocoladefabriken Lindt & Spruengli AG, Registered	86	9,968,538
Cie. Financiere Richemont SA, Class A, Registered	718,559	91,953,411
Clariant AG, Registered	304,627	6,337,305
Credit Suisse Group AG, Registered	1,239,061	12,439,303
EMS-Chemie Holding AG, Registered	6,408	7,103,650
Geberit AG, Registered	50,993	41,869,215
Givaudan SA, Registered	12,708	63,428,712
Kuehne + Nagel International AG, Registered	74,380	25,090,829
Logitech International SA, Registered	239,387	26,301,303
Lonza Group AG, Registered	102,517	79,822,334
Nestle SA, Registered	3,962,623	501,785,575
Partners Group Holding AG	31,595	53,975,754
Roche Holding AG, Bearer	44,339	19,031,436
Roche Holding AG, NVS	966,380	373,324,261
Schindler Holding AG, Participation Certificates, NVS	56,392	18,256,086
Schindler Holding AG, Registered	27,875	8,685,896
SGS SA, Registered	4,162	13,471,037
Siemens Energy AG(a)	279,238	7,596,624
Sika AG, Registered	195,240	68,777,274
Sonova Holding AG, Registered	76,178	29,910,140
STMicroelectronics NV	938,040	38,603,861
Straumann Holding AG, Registered	14,218	26,360,431
Temenos AG, Registered	92,417	14,680,297
Vifor Pharma AG	66,057	9,238,188

		1,593,603,767

United Kingdom — 11.3%
3i Group PLC	502,497	8,930,979
Antofagasta PLC	541,864	11,250,851
Ashtead Group PLC	617,895	46,236,735
Associated British Foods PLC	490,681	13,644,305
AstraZeneca PLC	2,126,185	244,319,647
Auto Trader Group PLC(a)(b)	1,325,770	12,011,687
AVEVA Group PLC	154,594	8,434,974

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Bunzl PLC	463,945	$17,187,878
Burberry Group PLC	556,673	15,967,334
Coca-Cola Europacific Partners PLC	282,300	17,519,538
Compass Group PLC(a)	2,453,153	51,834,836
Croda International PLC	191,861	22,459,488
Diageo PLC	3,217,520	159,544,772
Entain PLC(a)	806,209	20,329,599
Experian PLC	1,261,056	55,519,004
Ferguson PLC	309,476	43,385,162
Halma PLC	522,987	20,993,212
Hargreaves Lansdown PLC	198,142	4,494,011
Hikma Pharmaceuticals PLC	236,744	8,705,418
Informa PLC(a)	729,357	5,011,644
InterContinental Hotels Group PLC(a)	248,062	16,382,915
Intertek Group PLC	222,343	15,929,974
JD Sports Fashion PLC	706,391	8,801,766
London Stock Exchange Group PLC	452,466	47,179,215
Melrose Industries PLC	6,691,501	14,870,328
Natwest Group PLC	2,364,395	6,636,186
Next PLC(a)	183,157	20,063,667
NMC Health PLC(a)(d)	50,450	1
Ocado Group PLC(a)	333,300	8,588,316
Reckitt Benckiser Group PLC	637,128	48,740,083
RELX PLC	2,657,395	78,112,229
Rentokil Initial PLC	2,554,520	20,123,190
Rolls-Royce Holdings PLC(a)	11,527,162	15,920,396
Sage Group PLC (The)	532,262	5,188,165
Smith & Nephew PLC	420,490	8,580,846
Spirax-Sarco Engineering PLC	101,565	21,160,937
St. James’s Place PLC	769,202	16,947,045
Taylor Wimpey PLC	5,005,026	11,442,823
Unilever PLC	3,615,673	208,087,669
Whitbread PLC(a)	98,016	4,142,720

		1,364,679,545

Total Common Stocks — 99.5% (Cost: $9,024,955,396)		12,053,654,805

Security	Shares	Value

Preferred Stocks

Germany — 0.3%
Fuchs Petrolub SE, Preference Shares, NVS	63,737	$3,175,920
Porsche Automobil Holding SE, Preference Shares, NVS	105,664	11,436,136
Sartorius AG, Preference Shares, NVS	35,984	21,767,177

		36,379,233

Total Preferred Stocks — 0.3% (Cost: $19,265,073)		36,379,233

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	9,843,869	9,848,791
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	3,140,000	3,140,000

		12,988,791

Total Short-Term Investments — 0.1% (Cost: $12,983,075)		12,988,791

Total Investments in Securities — 99.9% (Cost: $9,057,203,544)		12,103,022,829

Other Assets, Less Liabilities — 0.1%		12,307,193

Net Assets — 100.0%		$12,115,330,022

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$30,414,741	$—		$(20,534,055	)(a)	$(6,855)	$(25,040)	$9,848,791	9,843,869	$228,925	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,460,000	680,000	(a)	—		—	—	3,140,000	3,140,000	1,402		—

						$(6,855)	$(25,040)	$12,988,791		$230,327		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Growth ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	55	09/09/21	$9,601	$(210,171)
Euro STOXX 50 Index	233	09/17/21	11,305	(11,536)
FTSE 100 Index	29	09/17/21	2,806	(36,071)

				$(257,778)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$257,778

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$8,957,750

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$859,095

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$33,323,387

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$218,335,580	$11,835,319,224	$1	$12,053,654,805
Preferred Stocks	—	36,379,233	—	36,379,233
Money Market Funds	12,988,791	—	—	12,988,791

	$231,324,371	$11,871,698,457	$1	$12,103,022,829

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(257,778)	$—	$(257,778)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments July 31, 2021	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 9.2%
AGL Energy Ltd.	1,074,735	$5,691,404
APA Group	727,668	5,106,035
ASX Ltd.	218,396	12,372,042
Aurizon Holdings Ltd.	3,206,247	9,099,022
AusNet Services Ltd.	3,358,508	4,491,600
Australia & New Zealand Banking Group Ltd.	4,906,694	99,893,303
BHP Group Ltd.	3,306,535	129,876,749
BHP Group PLC	3,647,157	118,081,580
Commonwealth Bank of Australia	3,063,550	224,582,919
Dexus/AU	1,883,428	14,227,510
Fortescue Metals Group Ltd.	2,915,862	53,280,388
GPT Group (The)	3,357,268	11,511,079
Insurance Australia Group Ltd.	4,273,294	15,239,217
Lendlease Corp. Ltd.	1,196,299	10,737,739
Mirvac Group	6,829,061	14,333,523
National Australia Bank Ltd.	5,693,593	108,575,346
Origin Energy Ltd.	3,064,231	9,257,765
Qantas Airways Ltd.(a)	560,739	1,890,264
QBE Insurance Group Ltd.	2,538,388	20,342,389
Rio Tinto Ltd.	641,032	62,827,521
Rio Tinto PLC	1,937,980	164,612,804
Santos Ltd.	1,132,206	5,342,747
Scentre Group	8,989,273	17,162,689
Stockland	4,140,649	13,391,341
Suncorp Group Ltd.	2,218,313	18,839,819
Tabcorp Holdings Ltd.	3,845,591	14,036,818
Telstra Corp. Ltd.	7,171,300	19,975,109
Vicinity Centres	6,673,196	7,625,378
Westpac Banking Corp.	6,335,049	113,792,961
Woodside Petroleum Ltd.	1,657,266	26,622,256

		1,332,819,317

Austria — 0.3%
Erste Group Bank AG	483,787	18,747,024
OMV AG	255,411	13,790,599
Raiffeisen Bank International AG	255,236	6,034,990

		38,572,613

Belgium — 1.4%
Ageas SA/NV	303,568	16,030,114
Anheuser-Busch InBev SA/NV	1,315,777	83,041,452
Etablissements Franz Colruyt NV	94,074	5,348,821
Groupe Bruxelles Lambert SA	194,658	22,648,302
KBC Group NV	430,687	34,680,062
Proximus SADP	263,103	5,406,838
Solvay SA	128,567	17,170,957
UCB SA	217,526	23,527,021

		207,853,567

Denmark — 0.7%
AP Moller - Maersk A/S, Class B, NVS	3,712	10,301,625
Carlsberg A/S, Class B	178,016	32,894,757
Danske Bank A/S	1,189,026	20,838,884
Orsted A/S(b)	163,467	24,245,449
Tryg A/S	625,043	15,447,789

		103,728,504

Finland — 2.0%
Elisa OYJ	122,619	7,880,869
Fortum OYJ	768,597	21,175,054
Kone OYJ, Class B	206,158	17,075,364

Security	Shares	Value

Finland (continued)
Neste OYJ	363,698	$22,356,796
Nokia OYJ(a)	9,310,650	57,207,792
Nordea Bank Abp	5,578,215	65,323,175
Orion OYJ, Class B	182,886	7,784,628
Sampo OYJ, Class A	430,092	20,699,723
Stora Enso OYJ, Class R	1,007,702	19,954,189
UPM-Kymmene OYJ	919,077	37,558,431
Wartsila OYJ Abp	530,915	7,997,966

		285,013,987

France — 11.0%
Accor SA(a)	148,836	5,267,320
Aeroports de Paris(a)	33,247	4,030,085
Air Liquide SA	408,400	71,024,208
Airbus SE(a)	508,001	69,681,804
Amundi SA(b)	105,873	9,777,730
Arkema SA	106,567	13,564,318
Atos SE	170,423	8,150,086
AXA SA	3,340,936	86,520,300
BNP Paribas SA	1,942,372	118,444,158
Bollore SA	1,541,876	8,616,499
Bouygues SA	396,151	15,268,229
Carrefour SA	1,056,162	19,617,437
Cie. de Saint-Gobain	873,867	62,462,482
Cie. Generale des Etablissements Michelin SCA	292,569	47,788,895
CNP Assurances	296,057	5,032,430
Covivio	89,647	8,421,569
Credit Agricole SA	2,016,271	28,113,901
Danone SA	1,126,413	82,851,606
Eiffage SA	144,209	14,701,336
Electricite de France SA	808,861	9,819,201
Engie SA	3,154,035	42,060,020
EssilorLuxottica SA	319,831	60,378,619
Gecina SA	79,724	12,643,511
Getlink SE	265,259	4,249,074
Klepierre SA	355,608	8,609,957
Legrand SA	161,893	18,244,671
Orange SA	3,435,025	38,228,849
Publicis Groupe SA	383,983	24,241,084
Renault SA(a)	333,542	12,668,137
Sanofi	1,956,621	201,675,199
Schneider Electric SE	325,503	54,517,951
SCOR SE	273,243	7,630,754
Societe Generale SA	1,399,969	40,999,072
Suez SA	599,555	13,985,578
TotalEnergies SE	4,314,206	188,128,328
Unibail-Rodamco-Westfield(a)	214,680	17,869,061
Valeo	398,010	11,508,784
Veolia Environnement SA	931,267	30,543,161
Vinci SA	596,165	63,118,622
Vivendi SE	1,228,833	41,517,890

		1,581,971,916

Germany — 10.4%
Allianz SE, Registered	711,958	176,966,662
Aroundtown SA	1,118,656	8,755,798
BASF SE	1,586,056	124,629,773
Bayer AG, Registered	1,696,482	101,074,687
Bayerische Motoren Werke AG	571,119	56,787,083
Brenntag SE	266,266	26,594,464
Commerzbank AG(a)	1,728,410	11,130,860

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Continental AG(a)	190,259	$25,845,750
Covestro AG(b)	332,991	21,451,675
Daimler AG, Registered	739,146	65,960,961
Deutsche Bank AG, Registered(a)	3,569,011	44,991,864
Deutsche Lufthansa AG, Registered(a)(c)	259,561	2,931,578
Deutsche Post AG, Registered	1,711,718	116,005,120
Deutsche Telekom AG, Registered	3,733,448	77,484,530
E.ON SE	2,525,055	31,041,777
Evonik Industries AG	361,810	12,580,173
Fresenius Medical Care AG & Co. KGaA	353,535	27,866,050
Fresenius SE & Co. KGaA	722,291	37,963,587
Hannover Rueck SE	104,541	17,571,604
HeidelbergCement AG	128,611	11,397,211
Henkel AG & Co. KGaA	179,169	16,290,929
LANXESS AG	143,407	10,386,034
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	156,971	42,354,534
RWE AG	1,106,558	39,344,406
SAP SE	631,124	90,573,384
Siemens AG, Registered	1,321,021	206,122,884
Telefonica Deutschland Holding AG	1,802,992	4,860,066
Uniper SE	158,629	6,193,344
United Internet AG, Registered	178,661	7,394,299
Volkswagen AG	56,246	18,667,267
Vonovia SE	928,337	61,807,672

		1,503,026,026

Hong Kong — 3.1%
Bank of East Asia Ltd. (The)	2,279,000	3,754,945
BOC Hong Kong Holdings Ltd.	6,364,500	20,438,201
Chow Tai Fook Jewellery Group Ltd.	3,450,800	7,234,585
CK Asset Holdings Ltd.	3,454,500	23,503,364
CK Hutchison Holdings Ltd.	4,661,000	34,054,668
CK Infrastructure Holdings Ltd.	1,152,000	6,954,489
CLP Holdings Ltd.	2,845,000	29,335,989
Galaxy Entertainment Group Ltd.(a)	1,311,000	8,884,696
Hang Lung Properties Ltd.	3,484,088	9,018,172
Hang Seng Bank Ltd.(c)	1,316,700	25,216,714
Henderson Land Development Co. Ltd.	2,513,794	11,231,375
HK Electric Investments & HK Electric Investments Ltd., Class SS	4,599,000	4,664,313
HKT Trust & HKT Ltd., Class SS	6,534,000	8,881,526
Hong Kong & China Gas Co. Ltd.	19,355,650	31,478,825
Hongkong Land Holdings Ltd.	2,009,500	9,117,053
Jardine Matheson Holdings Ltd.	372,800	22,179,973
Link REIT	3,594,900	34,354,116
Melco Resorts & Entertainment Ltd., ADR(a)	369,445	5,142,674
MTR Corp. Ltd.	2,684,500	15,915,460
New World Development Co. Ltd.	2,644,250	12,535,754
Power Assets Holdings Ltd.	2,407,500	15,564,947
Sands China Ltd.(a)	2,721,200	9,268,549
Sino Land Co. Ltd.	5,732,000	8,783,531
SJM Holdings Ltd.(a)	1,685,000	1,519,733
Sun Hung Kai Properties Ltd.	2,247,500	32,151,300
Swire Pacific Ltd., Class A	862,500	5,357,704
Swire Properties Ltd.	2,030,400	5,774,775
WH Group Ltd.(b)	16,640,500	13,787,768
Wharf Real Estate Investment Co. Ltd.	2,887,419	16,307,794
Xinyi Glass Holdings Ltd.	3,165,000	11,828,745

		444,241,738

Security	Shares	Value

Ireland — 0.8%
CRH PLC	1,355,769	$67,760,056
Flutter Entertainment PLC, Class DI(a)	143,777	24,510,205
Smurfit Kappa Group PLC	423,962	23,917,381

		116,187,642

Israel — 0.6%
Azrieli Group Ltd.(c)	73,200	5,829,979
Bank Hapoalim BM(a)	1,267,556	10,087,116
Bank Leumi Le-Israel BM(a)	1,628,906	12,446,774
CyberArk Software Ltd.(a)(c)	44,077	6,260,256
Elbit Systems Ltd.	46,525	6,126,660
ICL Group Ltd.	1,214,381	8,849,309
Isracard Ltd.(a)	1	2
Israel Discount Bank Ltd., Class A(a)	704,710	3,301,215
Mizrahi Tefahot Bank Ltd.(a)	121,341	3,677,312
Teva Pharmaceutical Industries Ltd., ADR(a)(c)	1,898,420	18,319,753
Wix.com Ltd.(a)	48,171	14,385,787

		89,284,163

Italy — 2.7%
Assicurazioni Generali SpA	1,905,140	37,984,933
Enel SpA	14,044,904	129,431,196
Eni SpA	4,345,371	51,386,671
Infrastrutture Wireless Italiane SpA(b)	289,610	3,271,485
Intesa Sanpaolo SpA	28,520,341	78,788,756
Mediobanca Banca di Credito Finanziario SpA(a)	1,078,482	12,623,004
Poste Italiane SpA(b)	900,092	11,910,447
Snam SpA	3,490,511	21,113,502
Telecom Italia SpA/Milano	17,167,394	7,517,793
Terna SPA	2,436,900	19,340,194
UniCredit SpA	1,284,912	15,369,300

		388,737,281

Japan — 23.7%
ABC-Mart Inc.	56,400	3,109,690
AGC Inc.	165,300	7,068,746
Aisin Corp.	166,000	6,720,328
Ajinomoto Co. Inc.	402,400	10,251,904
Asahi Group Holdings Ltd.	787,900	35,451,188
Asahi Kasei Corp.	2,161,900	23,575,339
Astellas Pharma Inc.	3,215,000	51,206,503
Bridgestone Corp.	982,300	43,275,089
Brother Industries Ltd.	406,800	8,278,756
Canon Inc.	1,722,800	39,672,740
Casio Computer Co. Ltd.	336,800	5,489,507
Central Japan Railway Co.	249,700	36,322,525
Chiba Bank Ltd. (The)	916,900	5,215,950
Chubu Electric Power Co. Inc.	1,117,600	13,411,836
Concordia Financial Group Ltd.	1,879,700	6,728,925
Dai Nippon Printing Co. Ltd.	405,700	9,560,455
Dai-ichi Life Holdings Inc.	1,776,400	32,694,706
Daiichi Sankyo Co. Ltd.	1,026,200	20,323,164
Daito Trust Construction Co. Ltd.	113,200	13,299,856
Daiwa House Industry Co. Ltd.	974,700	29,884,505
Daiwa House REIT Investment Corp.	3,409	10,149,603
Daiwa Securities Group Inc.	2,508,900	13,192,658
Dentsu Group Inc.	373,900	12,994,511
East Japan Railway Co.	339,000	22,584,983
ENEOS Holdings Inc.	5,287,850	22,212,109
Fuji Electric Co. Ltd.	217,900	9,536,037
FUJIFILM Holdings Corp.	620,400	44,521,648
Fujitsu Ltd.	339,000	57,674,206

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
GLP J-REIT	7,097	$12,711,914
Hakuhodo DY Holdings Inc.	201,900	3,071,003
Hankyu Hanshin Holdings Inc.	395,200	11,686,363
Hino Motors Ltd.	496,100	4,349,154
Hirose Electric Co. Ltd.	27,790	4,163,125
Hisamitsu Pharmaceutical Co. Inc.	56,700	2,483,482
Hitachi Construction Machinery Co. Ltd.	186,400	5,266,819
Hitachi Ltd.	1,086,200	62,477,333
Hitachi Metals Ltd.(a)	190,300	3,716,372
Honda Motor Co. Ltd.	2,815,200	90,418,214
Hoshizaki Corp.	47,900	4,022,302
Hulic Co. Ltd.	230,800	2,625,751
Idemitsu Kosan Co. Ltd.	358,383	8,436,285
Iida Group Holdings Co. Ltd.	254,700	6,146,088
Inpex Corp.	1,775,000	12,589,292
Isuzu Motors Ltd.	957,900	12,778,082
Itochu Corp.	1,329,200	39,343,301
Japan Airlines Co. Ltd.(a)	160,300	3,341,838
Japan Metropolitan Fund Invest	12,137	12,713,937
Japan Post Bank Co. Ltd.	699,400	5,936,302
Japan Post Holdings Co. Ltd.	2,713,800	23,035,919
Japan Post Insurance Co. Ltd.	388,900	6,894,627
Japan Real Estate Investment Corp.	2,151	13,509,241
Japan Tobacco Inc.	2,072,300	40,493,351
JFE Holdings Inc.	846,400	10,292,011
Kajima Corp.	773,200	9,953,240
Kansai Electric Power Co. Inc. (The)	1,223,300	11,539,231
Kao Corp.	414,400	24,951,571
KDDI Corp.	2,785,300	85,184,507
Keisei Electric Railway Co. Ltd.	77,600	2,311,127
Kintetsu Group Holdings Co. Ltd.(a)	101,700	3,436,540
Kirin Holdings Co. Ltd.	1,420,400	25,980,250
Koito Manufacturing Co. Ltd.	63,400	3,880,115
Kubota Corp.	1,150,800	24,064,907
Kyocera Corp.	552,700	34,152,367
Lawson Inc.	85,400	4,292,211
Marubeni Corp.	2,729,700	23,233,596
Mazda Motor Corp.(a)	638,700	6,300,713
Medipal Holdings Corp.	317,300	5,975,774
MEIJI Holdings Co. Ltd.	211,900	13,116,767
Mitsubishi Chemical Holdings Corp.	1,107,000	9,288,730
Mitsubishi Corp.	1,413,000	39,632,902
Mitsubishi Electric Corp.	3,143,400	42,647,260
Mitsubishi Estate Co. Ltd.	2,037,200	31,957,387
Mitsubishi Gas Chemical Co. Inc.	266,800	5,557,682
Mitsubishi HC Capital Inc.	1,140,200	6,219,021
Mitsubishi Heavy Industries Ltd.	555,400	16,047,293
Mitsubishi UFJ Financial Group Inc.	21,108,200	111,507,805
Mitsui & Co. Ltd.	2,691,700	61,780,994
Mitsui Chemicals Inc.	318,500	10,156,618
Mitsui Fudosan Co. Ltd.	1,579,600	36,942,510
Mizuho Financial Group Inc.	4,165,420	59,522,225
MS&AD Insurance Group Holdings Inc.	766,208	23,684,292
NGK Insulators Ltd.	442,400	7,084,972
NH Foods Ltd.	141,600	5,711,311
Nippon Building Fund Inc.	2,572	16,621,931
Nippon Express Co. Ltd.	132,600	9,686,395
Nippon Prologis REIT Inc.	3,548	11,848,769
Nippon Sanso Holdings Corp.	261,200	5,781,935
Nippon Steel Corp.	1,471,500	25,526,548

Security	Shares	Value

Japan (continued)
Nippon Telegraph & Telephone Corp.	2,216,200	$56,752,701
Nippon Yusen KK	280,100	15,134,364
Nissan Motor Co. Ltd.(a)	3,999,900	23,214,768
Nisshin Seifun Group Inc.	341,630	5,507,960
Nissin Foods Holdings Co. Ltd.	55,300	3,935,167
Nitto Denko Corp.	266,300	19,785,670
Nomura Holdings Inc.	5,297,100	26,525,663
Nomura Real Estate Holdings Inc.	197,700	4,902,257
Nomura Real Estate Master Fund Inc.	7,312	11,618,585
NSK Ltd.	665,200	5,489,804
Obayashi Corp.	1,120,100	9,159,341
Odakyu Electric Railway Co. Ltd.	179,300	4,279,197
Oji Holdings Corp.	1,461,900	8,428,559
Omron Corp.	113,300	9,695,650
ORIX Corp.	2,102,000	36,775,324
Orix JREIT Inc.	4,520	8,624,535
Osaka Gas Co. Ltd.	650,000	12,143,762
Otsuka Holdings Co. Ltd.	673,400	26,767,016
Panasonic Corp.	3,801,100	45,898,521
Pigeon Corp.	69,500	2,001,129
Pola Orbis Holdings Inc.	100,900	2,411,952
Rakuten Group Inc.	521,500	5,738,614
Resona Holdings Inc.	3,681,300	13,822,097
Rinnai Corp.	30,900	2,870,594
Rohm Co. Ltd.	53,200	5,190,087
Ryohin Keikaku Co. Ltd.	216,700	4,396,014
Santen Pharmaceutical Co. Ltd.	619,500	8,394,128
SBI Holdings Inc.	419,100	10,032,397
Secom Co. Ltd.	127,200	9,627,837
Seiko Epson Corp.	481,900	8,291,531
Sekisui Chemical Co. Ltd.	657,000	11,336,833
Sekisui House Ltd.	1,059,900	20,991,835
Seven & i Holdings Co. Ltd.	1,298,200	57,926,200
Shimizu Corp.	952,100	7,011,782
Shionogi & Co. Ltd.	457,500	24,094,093
Shizuoka Bank Ltd. (The)	770,600	5,565,012
Softbank Corp.	4,960,000	64,783,570
SoftBank Group Corp.	1,407,400	88,505,235
Sompo Holdings Inc.	550,500	22,758,808
Stanley Electric Co. Ltd.	223,000	5,818,726
Subaru Corp.	1,058,500	20,796,313
Sumitomo Chemical Co. Ltd.	901,100	4,690,690
Sumitomo Corp.	1,958,800	26,619,908
Sumitomo Dainippon Pharma Co. Ltd.	306,600	5,308,865
Sumitomo Electric Industries Ltd.	1,299,700	18,464,467
Sumitomo Metal Mining Co. Ltd.	148,900	6,034,524
Sumitomo Mitsui Financial Group Inc.	2,254,000	75,980,214
Sumitomo Mitsui Trust Holdings Inc.	583,205	19,144,202
Sumitomo Realty & Development Co. Ltd.	533,900	17,401,517
Suntory Beverage & Food Ltd.	240,200	8,421,996
Suzuki Motor Corp.	318,500	12,958,330
T&D Holdings Inc.	927,600	11,868,409
Taisei Corp.	327,800	11,047,307
Taisho Pharmaceutical Holdings Co. Ltd.	62,000	3,472,188
Takeda Pharmaceutical Co. Ltd.	2,718,300	90,482,734
Toho Gas Co. Ltd.	84,000	4,083,033
Tohoku Electric Power Co. Inc.	739,100	5,599,592
Tokio Marine Holdings Inc.	1,088,800	51,893,366
Tokyo Century Corp.	69,800	3,841,305
Tokyo Electric Power Co. Holdings Inc.(a)	2,636,700	7,027,318

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Tokyo Gas Co. Ltd.	651,600	$12,333,950
Tokyu Corp.	432,400	5,795,327
Toppan Inc.	452,100	7,669,003
Toray Industries Inc.	2,391,100	15,743,443
Tosoh Corp.	448,500	7,870,754
TOTO Ltd.	84,600	4,386,524
Toyo Suisan Kaisha Ltd.	76,000	2,901,477
Toyota Industries Corp.	253,700	21,281,636
Toyota Motor Corp.	3,662,416	328,795,138
Toyota Tsusho Corp.	366,900	17,323,133
Trend Micro Inc.	79,900	4,159,842
United Urban Investment Corp.	5,112	7,519,643
USS Co. Ltd.	247,000	4,299,759
West Japan Railway Co.	183,500	9,969,998
Yamada Holdings Co. Ltd.	1,248,300	5,897,530
Yamaha Corp.	80,200	4,444,203
Yamaha Motor Co. Ltd.	486,300	12,177,286
Yokogawa Electric Corp.	394,300	6,065,983
Z Holdings Corp.	1,600,900	8,012,791

		3,420,480,085

Malta — 0.0%
BGP Holdings PLC, NVS(a)(d)	2,256,851	27

Netherlands — 4.2%
ABN AMRO Bank NV, CVA(a)(b)	728,998	8,497,651
Aegon NV	3,107,609	13,230,952
ArcelorMittal SA	1,239,556	43,292,016
Argenx SE(a)	39,722	12,130,138
EXOR NV	188,069	15,450,947
Heineken NV	223,187	25,990,510
ING Groep NV	6,735,828	86,425,338
Just Eat Takeaway.com NV(a)(b)	201,826	17,922,286
Koninklijke Ahold Delhaize NV	1,817,156	56,485,996
Koninklijke KPN NV	5,899,298	19,357,787
Koninklijke Vopak NV	119,607	5,064,464
NN Group NV	490,220	24,371,954
Randstad NV	207,149	15,028,781
Royal Dutch Shell PLC, Class A	7,082,080	142,356,567
Royal Dutch Shell PLC, Class B	6,399,893	126,456,582

		612,061,969

New Zealand — 0.2%
Auckland International Airport Ltd.(a)	1,081,226	5,455,162
Mercury NZ Ltd.	1,196,484	5,505,079
Meridian Energy Ltd.	2,208,380	8,029,434
Ryman Healthcare Ltd.	742,916	6,823,625
Spark New Zealand Ltd.	3,190,960	10,532,617

		36,345,917

Norway — 1.0%
DNB Bank ASA	1,601,773	32,825,038
Equinor ASA	1,687,679	32,874,613
Gjensidige Forsikring ASA	344,727	7,888,423
Mowi ASA	266,060	6,779,149
Norsk Hydro ASA	2,332,047	15,515,093
Orkla ASA	1,302,290	11,827,919
Telenor ASA	1,205,144	20,923,881
Yara International ASA	302,043	15,919,637

		144,553,753

Portugal — 0.3%
EDP - Energias de Portugal SA	4,799,254	24,893,584

Security	Shares	Value

Portugal (continued)
EDP Renovaveis SA	173,984	$4,086,491
Galp Energia SGPS SA	863,785	8,423,386

		37,403,461

Singapore — 1.1%
Ascendas REIT	2,772,700	6,380,654
CapitaLand Integrated Commercial Trust	7,868,639	12,468,449
CapitaLand Ltd.	4,585,500	13,623,363
City Developments Ltd.	753,500	3,801,031
Keppel Corp. Ltd.	2,510,700	10,150,223
Oversea-Chinese Banking Corp. Ltd.(c)	5,779,400	52,287,581
Singapore Telecommunications Ltd.	9,268,800	15,535,315
United Overseas Bank Ltd.	2,028,300	39,214,302
UOL Group Ltd.	401,500	2,157,890

		155,618,808

Spain — 3.5%
ACS Actividades de Construccion y Servicios SA	446,473	11,743,712
Aena SME SA(a)(b)	49,367	7,861,534
Amadeus IT Group SA(a)	396,044	25,972,873
Banco Bilbao Vizcaya Argentaria SA	11,575,980	74,103,379
Banco Santander SA	29,962,786	109,758,257
CaixaBank SA	7,805,585	23,181,873
Enagas SA	186,158	4,275,586
Endesa SA	565,896	13,745,959
Ferrovial SA	556,622	16,517,846
Iberdrola SA	10,226,042	123,071,271
Naturgy Energy Group SA	525,359	13,559,524
Red Electrica Corp. SA	342,244	6,779,427
Repsol SA	2,612,130	28,610,426
Telefonica SA	9,548,416	43,682,531

		502,864,198

Sweden — 1.6%
Boliden AB	473,767	18,463,630
ICA Gruppen AB	173,346	8,568,227
Industrivarden AB, Class A	186,661	7,447,746
Industrivarden AB, Class C	277,443	10,620,507
L E Lundbergforetagen AB, Class B	85,130	6,074,702
Securitas AB, Class B	539,702	9,516,796
Skandinaviska Enskilda Banken AB, Class A	2,802,435	37,902,763
Skanska AB, Class B	589,741	16,648,184
SKF AB, Class B	661,327	17,595,697
Svenska Handelsbanken AB, Class A	2,550,522	28,742,605
Swedbank AB, Class A	1,559,532	30,369,731
Tele2 AB, Class B	870,234	12,782,875
Telia Co. AB	4,578,193	20,081,361

		224,814,824

Switzerland — 7.2%
ABB Ltd., Registered	2,995,220	109,500,307
Adecco Group AG, Registered	268,744	16,094,043
Alcon Inc.	431,292	31,397,649
Baloise Holding AG, Registered	80,640	12,714,549
Banque Cantonale Vaudoise, Registered	52,187	4,658,835
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	898	10,062,041
Chocoladefabriken Lindt & Spruengli AG, Registered	66	7,650,273
Coca-Cola HBC AG, Class DI	347,609	13,126,713
Credit Suisse Group AG, Registered	2,742,064	27,528,397
EMS-Chemie Holding AG, Registered	4,854	5,380,948
Holcim Ltd.	901,742	52,861,148
Julius Baer Group Ltd.	385,767	25,461,377

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Novartis AG, Registered	3,834,154	$354,576,361
SGS SA, Registered	5,249	16,989,302
Siemens Energy AG(a)	347,459	9,452,565
Swatch Group AG (The), Bearer	49,969	16,668,801
Swatch Group AG (The), Registered	93,469	6,070,226
Swiss Life Holding AG, Registered	55,154	28,448,588
Swiss Prime Site AG, Registered	132,088	14,065,109
Swiss Re AG	519,247	47,075,197
Swisscom AG, Registered	44,638	26,827,514
UBS Group AG, Registered	6,330,742	104,303,882
Zurich Insurance Group AG	259,818	104,752,048

		1,045,665,873

United Kingdom — 13.5%
3i Group PLC	1,095,695	19,474,004
Abrdn PLC	3,782,340	14,921,081
Admiral Group PLC	334,190	15,786,643
Anglo American PLC	2,236,159	99,093,066
Aviva PLC	6,784,098	36,434,936
BAE Systems PLC	5,542,190	44,434,740
Barclays PLC	29,978,903	72,521,356
Barratt Developments PLC	1,763,069	17,229,876
Berkeley Group Holdings PLC	212,875	14,332,441
BP PLC	35,135,874	141,036,280
British American Tobacco PLC	3,763,649	139,979,107
British Land Co. PLC (The)	1,515,333	10,728,457
BT Group PLC(a)	15,362,989	37,005,374
DCC PLC	170,855	14,304,551
Direct Line Insurance Group PLC	2,348,734	9,709,027
Evraz PLC	877,666	7,498,666
GlaxoSmithKline PLC	8,687,637	171,527,238
Hargreaves Lansdown PLC	398,263	9,032,907
HSBC Holdings PLC	35,173,097	194,162,317
Imperial Brands PLC	1,634,270	34,990,212
Informa PLC(a)	1,695,504	11,650,347
J Sainsbury PLC	2,936,314	11,562,700
Johnson Matthey PLC	335,454	13,865,753
Kingfisher PLC	3,652,950	18,763,112
Land Securities Group PLC	1,223,088	12,038,093
Legal & General Group PLC	10,304,530	37,327,824
Lloyds Banking Group PLC	122,360,694	77,364,620
M&G PLC	4,505,945	14,109,200
Mondi PLC	835,752	23,170,177
National Grid PLC	6,128,764	78,363,090
Natwest Group PLC	5,487,195	15,400,999
Ocado Group PLC(a)	422,703	10,892,010
Pearson PLC	1,305,926	15,737,018
Persimmon PLC	549,207	22,153,699
Phoenix Group Holdings PLC	1,119,947	10,554,194
Prudential PLC	4,499,628	84,497,737
Reckitt Benckiser Group PLC	430,789	32,955,217
Sage Group PLC (The)	1,236,167	12,049,401
Schroders PLC	213,961	10,865,826
Segro PLC	2,057,634	34,782,736
Severn Trent PLC	414,053	16,094,890
Smith & Nephew PLC	979,894	19,996,479
Smiths Group PLC	686,741	14,837,981

Security	Shares	Value

United Kingdom (continued)
SSE PLC	1,803,377	$36,156,778
Standard Chartered PLC	4,632,621	27,771,662
Tesco PLC	13,308,179	43,083,931
United Utilities Group PLC	1,180,962	17,583,919
Vodafone Group PLC	46,270,776	74,401,170
Whitbread PLC(a)	225,996	9,551,892
Wm Morrison Supermarkets PLC	4,178,841	15,543,794
WPP PLC	2,109,110	27,277,185

		1,954,605,713

Total Common Stocks — 98.5% (Cost: $13,562,458,180)		14,225,851,382

Preferred Stocks

Germany — 0.9%
Bayerische Motoren Werke AG, Preference Shares, NVS	98,080	8,418,595
Fuchs Petrolub SE, Preference Shares, NVS	42,284	2,106,949
Henkel AG & Co. KGaA, Preference Shares, NVS	306,937	31,118,680
Porsche Automobil Holding SE, Preference Shares, NVS	133,008	14,395,609
Volkswagen AG, Preference Shares, NVS	320,473	78,057,759

		134,097,592

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	10,394,419	4,846,170

Total Preferred Stocks — 1.0% (Cost: $120,627,997)		138,943,762

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	23,313,438	23,325,094
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	4,010,000	4,010,000

		27,335,094

Total Short-Term Investments — 0.2% (Cost: $27,325,972)		27,335,094

Total Investments in Securities — 99.7% (Cost: $13,710,412,149)		14,392,130,238

Other Assets, Less Liabilities — 0.3%		42,176,147

Net Assets — 100.0%		$14,434,306,385

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$87,204,128	$—		$(63,843,753	)(a)	$(16,805)	$(18,476)	$23,325,094	23,313,438	$555,724	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,030,000	1,980,000	(a)	—		—	—	4,010,000	4,010,000	1,280		—

						$(16,805)	$(18,476)	$27,335,094		$557,004		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	90	09/09/21	$15,710	$(328,356)
Euro STOXX 50 Index	473	09/17/21	22,950	(97,812)
FTSE 100 Index	265	09/17/21	25,642	(362,253)

				$(788,421)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$788,421

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$12,911,653

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$494,451

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$59,483,640

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Value ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$135,556,248	$14,090,295,107	$27	$14,225,851,382
Preferred Stocks	—	138,943,762	—	138,943,762
Money Market Funds	27,335,094	—	—	27,335,094

	$162,891,342	$14,229,238,869	$27	$14,392,130,238

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(788,421)	$—	$(788,421)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2021

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$12,090,034,038	$14,364,795,144
Affiliated(c)	12,988,791	27,335,094
Cash	8,235	781
Foreign currency, at value(d)	9,697,178	31,911,154
Foreign currency collateral pledged:
Futures contracts(e)	1,467,466	4,604,903
Receivables:
Investments sold	—	65,298
Securities lending income — Affiliated	13,796	24,955
Capital shares sold	92,345,605	2,304,369
Dividends	3,106,665	18,459,884
Tax reclaims	11,276,118	14,888,615

Total assets	12,220,937,892	14,464,390,197

LIABILITIES
Collateral on securities loaned, at value	9,867,953	23,320,187
Payables:
Investments purchased	92,345,605	2,223,281
Variation margin on futures contracts	82,834	299,328
Capital shares redeemed	—	65,298
Investment advisory fees	3,311,478	4,175,718

Total liabilities	105,607,870	30,083,812

NET ASSETS	$12,115,330,022	$14,434,306,385

NET ASSETS CONSIST OF:
Paid-in capital	$9,459,424,214	$14,495,355,984
Accumulated earnings (loss)	2,655,905,808	(61,049,599)

NET ASSETS	$12,115,330,022	$14,434,306,385

Shares outstanding	111,200,000	280,400,000

Net asset value	$108.95	$51.48

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$9,406,788	$22,209,582
(b) Investments, at cost — Unaffiliated	$9,044,220,469	$13,683,086,177
(c) Investments, at cost — Affiliated	$12,983,075	$27,325,972
(d) Foreign currency, at cost	$9,694,750	$31,743,518
(e) Foreign currency collateral pledged, at cost	$1,523,000	$4,744,405

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Operations

Year Ended July 31, 2021

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated.	$155,148,249	$386,041,540
Dividends — Affiliated	1,402	1,280
Non-cash dividends — Unaffiliated	8,453,826	18,625,713
Securities lending income — Affiliated — net	228,925	555,724
Foreign taxes withheld	(16,023,787)	(32,449,309)

Total investment income	147,808,615	372,774,948

EXPENSES
Investment advisory fees	35,547,408	35,428,874
Professional fees	9	70
Miscellaneous	173	173

Total expenses	35,547,590	35,429,117

Net investment income	112,261,025	337,345,831

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	51,939,179	(114,592,414)
Investments — Affiliated	(6,855)	(16,805)
In-kind redemptions — Unaffiliated	463,134,243	293,403,179
Futures contracts	8,957,750	12,911,653
Foreign currency transactions	712,055	708,591

Net realized gain	524,736,372	192,414,204

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,643,588,752	1,633,330,865
Investments — Affiliated	(25,040)	(18,476)
Futures contracts	859,095	494,451
Foreign currency translations	(853,619)	(944,312)

Net change in unrealized appreciation (depreciation)	1,643,569,188	1,632,862,528

Net realized and unrealized gain	2,168,305,560	1,825,276,732

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,280,566,585	$2,162,622,563

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI EAFE Growth ETF		iShares MSCI EAFE Value ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$112,261,025	$66,219,441	$337,345,831	$178,152,155
Net realized gain (loss)	524,736,372	(107,827,231)	192,414,204	(426,864,813)
Net change in unrealized appreciation (depreciation)	1,643,569,188	859,944,438	1,632,862,528	(405,870,129)

Net increase (decrease) in net assets resulting from operations	2,280,566,585	818,336,648	2,162,622,563	(654,582,787)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(120,719,418)	(70,803,899)	(332,175,925)	(180,523,052)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,961,152,434	3,291,104,216	6,804,357,557	1,210,949,461

NET ASSETS
Total increase in net assets	4,120,999,601	4,038,636,965	8,634,804,195	375,843,622
Beginning of year	7,994,330,421	3,955,693,456	5,799,502,190	5,423,658,568

End of year	$12,115,330,022	$7,994,330,421	$14,434,306,385	$5,799,502,190

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EAFE Growth ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$86.52	$80.40	$80.65	$75.38	$68.12

Net investment income(a)	1.15	1.06	1.42	1.41	1.24	(b)
Net realized and unrealized gain (loss)(c)	22.53	6.06	(0.29)	5.19	7.30

Net increase from investment operations	23.68	7.12	1.13	6.60	8.54

Distributions(d)
From net investment income	(1.25)	(1.00)	(1.38)	(1.33)	(1.28)

Total distributions	(1.25)	(1.00)	(1.38)	(1.33)	(1.28)

Net asset value, end of year	$108.95	$86.52	$80.40	$80.65	$75.38

Total Return
Based on net asset value	27.42%	8.91%	1.52%	8.79%	12.66	%(b)

Ratios to Average Net Assets
Total expenses	0.36%	0.39%	0.40%	0.40%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	0.36%	N/A	0.40%	N/A	0.40%

Net investment income	1.15%	1.31%	1.86%	1.77%	1.80	%(b)

Supplemental Data
Net assets, end of year (000)	$12,115,330	$7,994,330	$3,955,693	$3,516,376	$3,045,417

Portfolio turnover rate(e)	24%	33%	22%	22%	30%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.01%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE Value ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$39.94	$47.08	$52.87	$53.18	$44.86

Net investment income(a)	1.67	1.48	2.03	2.05	1.81	(b)
Net realized and unrealized gain (loss)(c)	11.39	(7.18)	(5.81)	(0.15)	8.17

Net increase (decrease) from investment operations	13.06	(5.70)	(3.78)	1.90	9.98

Distributions(d)
From net investment income	(1.52)	(1.44)	(2.01)	(2.21)	(1.66)

Total distributions	(1.52)	(1.44)	(2.01)	(2.21)	(1.66)

Net asset value, end of year	$51.48	$39.94	$47.08	$52.87	$53.18

Total Return
Based on net asset value	32.79%	(12.48)%	(7.05)%	3.63%	22.49	%(b)

Ratios to Average Net Assets
Total expenses	0.36%	0.39%	0.39%	0.38%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	0.36%	N/A	0.39%	N/A	0.40%

Net investment income	3.42%	3.36%	4.17%	3.75%	3.70	%(b)

Supplemental Data
Net assets, end of year (000)	$14,434,306	$5,799,502	$5,423,659	$5,561,771	$5,296,875

Portfolio turnover rate(e)	25%	27%	21%	22%	28%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.02%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI EAFE Growth	Diversified
MSCI EAFE Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statements of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2021, if any, are disclosed in the statements of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statements of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI EAFE Growth
BofA Securities, Inc.	$1,299,869	$1,299,869		$—	$—
Goldman Sachs & Co.	4,708,927	4,708,927		—	—
HSBC BANK PLC	696,851	696,851		—	—
JPMorgan Securities LLC	2,496,177	2,496,177		—	—
Morgan Stanley & Co. LLC	178,195	178,195		—	—
State Street Bank & Trust Company	26,769	26,769		—	—

	$9,406,788	$9,406,788		$—	$—

MSCI EAFE Value
BNP Paribas Prime Brokerage International Ltd.	$383,481	$383,481		$—	$—
BofA Securities, Inc.	11,271,731	11,271,731		—	—
Goldman Sachs & Co.	698,823	698,823		—	—
HSBC Bank PLC	508,732	508,732		—	—
JPMorgan Securities LLC	8,751,283	8,751,283		—	—
State Street Bank & Trust Company	595,532	595,532		—	—

	$22,209,582	$22,209,582		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statements of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statements of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statements of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statements of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI EAFE Growth ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fee
First $3 billion	0.4000%
Over $3 billion, up to and including $4.5 billion	0.3800
Over $4.5 billion, up to and including $6 billion	0.3610
Over $6 billion, up to and including $7.5 billion	0.3430
Over $7.5 billion, up to and including $9 billion	0.3258
Over $9 billion, up to and including $10.5 billion	0.3095
Over $10.5 billion	0.2940

Prior to July 14, 2021, for its investment advisory services to the iShares MSCI EAFE Growth ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fee
First $3 billion	0.4000%
Over $3 billion, up to and including $4.5 billion	0.3800
Over $4.5 billion, up to and including $6 billion	0.3610
Over $6 billion, up to and including $7.5 billion	0.3430
Over $7.5 billion	0.3258

For its investment advisory services to the iShares MSCI EAFE Value ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fee
First $3 billion	0.4000%
Over $3 billion, up to and including $4.5 billion	0.3800
Over $4.5 billion, up to and including $6 billion	0.3610
Over $6 billion, up to and including $7.5 billion	0.3430
Over $7.5 billion, up to and including $9 billion	0.3258
Over $9 billion, up to and including $10.5 billion	0.3096
Over $10.5 billion, up to and including $12 billion	0.2941
Over $12 billion, up to and including $13.5 billion	0.2793
Over $13.5 billion	0.2653

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

Prior to July 14, 2021, for its investment advisory services to the iShares MSCI EAFE Value ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fee
First $3 billion	0.4000%
Over $3 billion, up to and including $4.5 billion	0.3800
Over $4.5 billion, up to and including $6 billion	0.3610
Over $6 billion, up to and including $7.5 billion	0.3430
Over $7.5 billion, up to and including $9 billion	0.3258
Over $9 billion	0.3096

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statements of operations. For the year ended July 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI EAFE Growth	$65,080
MSCI EAFE Value	137,329

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI EAFE Growth	$1,479,564,267	$1,425,391,973	$33,719,341
MSCI EAFE Value	1,599,140,096	1,230,631,482	(26,647,956)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statements of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE Growth	$2,880,579,415	$2,354,646,311
MSCI EAFE Value	3,173,321,552	2,393,656,097

For the year ended July 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EAFE Growth	$2,657,682,581	$1,210,835,740
MSCI EAFE Value	7,194,980,980	1,185,181,424

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI EAFE Growth	$459,518,264	$(459,518,264)
MSCI EAFE Value	267,008,049	(267,008,049)

The tax character of distributions was as follows:

iShares ETF	Year Ended 07/31/21	Year Ended 07/31/20
MSCI EAFE Growth
Ordinary income	$120,719,418	$70,803,899

MSCI EAFE Value
Ordinary income	$332,175,925	$180,523,052

As of July 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
MSCI EAFE Growth	$37,811,875	$(367,666,122)	$2,985,760,055		$2,655,905,808
MSCI EAFE Value	80,227,850	(584,160,553)	442,883,104		(61,049,599)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended July 31, 2021, the iShares MSCI EAFE Growth ETF utilized $69,204,893 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI EAFE Growth	$9,117,400,817	$3,105,959,534	$(120,547,692)	$2,985,411,842
MSCI EAFE Value	13,949,137,374	1,179,040,793	(736,376,285)	442,664,508

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statements of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/21		Year Ended 07/31/20
iShares ETF	Shares	Amount	Shares	Amount
MSCI EAFE Growth
Shares sold	31,200,000	$3,178,620,940	44,000,000	$3,355,728,858
Shares redeemed	(12,400,000)	(1,217,468,506)	(800,000)	(64,624,642)

Net increase	18,800,000	$1,961,152,434	43,200,000	$3,291,104,216

MSCI EAFE Value
Shares sold	160,400,000	$7,988,182,543	49,600,000	$2,094,679,112
Shares redeemed	(25,200,000)	(1,183,824,986)	(19,600,000)	(883,729,651)

Net increase	135,200,000	$6,804,357,557	30,000,000	$1,210,949,461

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statements of assets and liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares MSCI EAFE Growth ETF

and iShares MSCI EAFE Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	37

Important Tax Information  (unaudited)

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Dividend Income
MSCI EAFE Growth	$158,632,151
MSCI EAFE Value	375,048,658

The Funds intend to pass through to their shareholders the following amount(s), or maximum amount(s) allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI EAFE Growth	$171,248,111	$12,790,637
MSCI EAFE Value	404,844,503	30,251,567

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI EAFE Growth ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	39

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

Shares MSCI EAFE Value ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members)

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	41

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI EAFE Growth	$1.245645	$—	$—	$1.245645	100%	—%	—%	100%
MSCI EAFE Value	1.515731	—	—	1.515731	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	43

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 381 funds as of July 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	47

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-702-0721

JULY 31, 2021

2021 Annual Report

iShares Trust

•  iShares China Large-Cap ETF | FXI | NYSE Arca

•  iShares MSCI China A ETF | CNYA | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito
President, BlackRock, Inc.

Total Returns as of July 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.19%	36.45%

U.S. small cap equities (Russell 2000® Index)	7.86	51.97

International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31

Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended July 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 33.18% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of coronavirus vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Two fiscal stimulus bills passed by Congress during the reporting period provided significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels by the end of the reporting period. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy grow at a record annualized pace of 33.8% in the third quarter of 2020, as activity rebounded from the pandemic-induced recession in the first half of 2020. Growth continued at a slower pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. Action by the U.S. Federal Reserve (“the Fed”) also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries approved a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout lagged in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also advanced substantially amid a sharp rebound in economic activity. Strong economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, fueled by economic recovery and a relatively weak U.S. dollar. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

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Fund Summary as of July 31, 2021	iShares® China Large-Cap ETF

Investment Objective

The iShares China Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization Chinese equities that trade on the Hong Kong Stock Exchange, as represented by the FTSE China 50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(1.13)%	5.40%	2.04%	(1.13)%	30.06%	22.41%
Fund Market	(0.35)	5.29	2.03	(0.35)	29.40	22.25
Index	0.01	6.28	2.83	0.01	35.63	32.24

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance beginning on February 10, 2012 reflects net returns where dividends are reinvested into the Index net of withholding tax. Performance before this date reflects dividends being reinvested at gross.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 822.20	$ 3.34		$ 1,000.00	$ 1,021.10	$ 3.71		0.74%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2021 (continued)	iShares® China Large-Cap ETF

Portfolio Management Commentary

Large-capitalization Chinese stocks were flat for the reporting period. Chinese equities advanced through February 2021 as global demand propelled strong exports and growth, then retreated as China’s economic recovery showed signs of decelerating. Investor concerns rose surrounding the impact of regulatory crackdowns, rising raw material costs, and U.S.-China tensions.

The healthcare sector was the largest contributor to the Index’s return, led by the life sciences tools and services industry. Within a fast-growing healthcare sector supported by an aging population, rising incomes, and urbanization, companies benefited from rising profits for treatments used in combatting COVID-19, government support to develop treatments, and a quick reopening. Chinese biologics firms’ project flow, revenues, profits, and backlogs all improved due to global demand and partnerships, including many new deals in early 2021.

The technology hardware and equipment industry drove contribution from the information technology sector as smartphone manufacturers released from U.S. sanctions gained market share. Sales of smartphones surged, and internet services revenues grew.

The financials sector contributed to the Index’s performance amid an investor shift from technology stocks to more traditional sectors. Bank stocks advanced due to resurgent profits and improving bad-loan ratios as well as government crackdowns on non-bank financials companies.

On the downside, the communication services sector detracted from the Index’s return. The interactive media and services industry declined amid a regulatory campaign to rein in investors and large internet technology companies. Additional government intervention in the online education industry curbed values of education services companies within the consumer services industry.

The real estate sector also drove detraction as government investigations, asset freezes, and other regulatory hurdles weighed on real estate development stocks. New borrowing limits designed to reduce risk and debt forced some large developers to deleverage and sell assets.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Consumer Discretionary	33.2%
Financials	29.7
Communication Services	12.9
Health Care	7.3
Information Technology	4.5
Real Estate	3.7
Energy	3.3
Consumer Staples	2.4
Materials	1.7
Industrials	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Alibaba Group Holding Ltd.	9.6%
Tencent Holdings Ltd.	8.1
Meituan, Class B	7.2
China Construction Bank Corp., Class H	6.0
Wuxi Biologics Cayman Inc.	5.0
Ping An Insurance Group Co. of China Ltd., Class H	4.8
JD.com Inc., Class A	4.6
Xiaomi Corp., Class B	4.5
Industrial & Commercial Bank of China Ltd., Class H	4.4
NetEase Inc.	3.5

(a)	Excludes money market funds.

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Fund Summary as of July 31, 2021	iShares® MSCI China A ETF

Investment Objective

The iShares MSCI China A ETF (the “Fund”) seeks to track the investment results of an index composed of domestic Chinese equities that trade on the Shanghai or Shenzhen Stock Exchange, as represented by the MSCI China A Inclusion Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	15.79%	12.11%	13.15%	15.79%	77.10%	88.55%
Fund Market	16.94	11.95	13.22	16.94	75.85	89.18
Index	15.84	10.99	11.85	15.84	68.41	77.65

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/13/16. The first day of secondary market trading was 6/15/16.

Index performance through April 25, 2018 reflects the performance of the MSCI China A International Index. Index performance beginning on April 26, 2018 reflects the performance of the MSCI China A Inclusion Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 943.50	$ 1.16		$ 1,000.00	$ 1,023.60	$ 1.20		0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI China A ETF

Portfolio Management Commentary

Chinese equities advanced during the reporting period amid a V-shaped economic recovery as surging global demand for Chinese goods propelled exports to all-time highs. After peaking in February 2021, stocks trimmed gains amid concerns of a decelerating recovery, rising raw material costs, regulatory crackdowns, and resurgent U.S.-China geopolitical tensions.

The industrials sector contributed the most to the Index’s return, led by stocks exposed to electric vehicle (“EV”) batteries and renewable energy. Battery makers advanced as EV sales and growth forecasts rose, with support from government policies and subsidies aimed at curbing emissions. Battery sales surged and manufacturers reported strong earnings and new deals. Demand for new solar installations also grew, and makers of solar components reported strong earnings and market share gains. Marine transportation stocks advanced as freight rates rose amid robust trade and an imbalance in supply and demand.

The metals and mining and chemicals industries drove contribution from the materials sector as recovering demand outpaced supply. Lithium prices rose sharply due to growing (and anticipated) demand for EV batteries, driving miners’ profits and guidance higher. Cobalt and rare-earth miners advanced due to rising demand for metals and elements used in EVs, gadgets, and renewable energy. Chemicals stocks benefited as demand rebounded, bolstered by surging Chinese construction.

Information technology stocks contributed to the Index’s return, benefiting from increased solar demand and government support for renewable energy. In the semiconductors industry, manufacturers of photovoltaics reported strong profits. Other semiconductors companies advanced amid strong earnings growth, propelled by a global supply-demand imbalance and government subsidies to reduce reliance on foreign chipmakers.

Automobile manufacturers drove contribution from the consumer discretionary sector. EV manufacturers posted strong sales growth, while other auto producers announced surging profits and plans to expand or introduce EV offerings.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	18.4%
Consumer Staples	15.7
Industrials	14.6
Information Technology	14.5
Health Care	11.4
Materials	11.0
Consumer Discretionary	7.6
Real Estate	2.0
Energy	1.8
Utilities	1.8
Communication Services	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Kweichow Moutai Co. Ltd., Class A	5.2%
Contemporary Amperex Technology Co. Ltd., Class A	3.2
China Merchants Bank Co. Ltd., Class A	2.4
Wuliangye Yibin Co. Ltd., Class A	2.1
Ping An Insurance Group Co. of China Ltd., Class A	1.4
BYD Co. Ltd., Class A	1.2
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1.2
China Tourism Group Duty Free Corp. Ltd., Class A	1.1
LONGi Green Energy Technology Co. Ltd., Class A	1.1
China Yangtze Power Co. Ltd., Class A	1.1

(a)	Excludes money market funds.

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About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments July 31, 2021	iShares® China Large-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 4.8%
BYD Co. Ltd., Class H	4,676,500	$144,543,272
Great Wall Motor Co. Ltd., Class H(a)	18,383,500	88,820,939

		233,364,211

Banks — 20.5%
Agricultural Bank of China Ltd., Class H	182,340,000	60,805,521
Bank of China Ltd., Class H	451,447,000	156,873,439
Bank of Communications Co. Ltd., Class H	43,155,200	24,963,121
China CITIC Bank Corp. Ltd., Class H	55,234,000	24,718,561
China Construction Bank Corp., Class H	408,899,320	284,816,110
China Everbright Bank Co. Ltd., Class H	18,366,000	6,260,877
China Merchants Bank Co. Ltd., Class H	21,647,938	164,687,815
China Minsheng Banking Corp. Ltd., Class H	37,805,100	15,379,456
Industrial & Commercial Bank of China Ltd., Class H	378,143,995	209,980,704
Postal Savings Bank of China Co. Ltd., Class H(b)	55,551,000	35,882,301

		984,367,905

Beverages — 1.4%
China Resources Beer Holdings Co. Ltd	9,280,000	69,583,338

Capital Markets — 1.4%
China International Capital Corp. Ltd., Class H(b)	8,758,400	20,175,160
China Merchants Securities Co. Ltd., Class H(b)	7,026,600	9,575,739
CITIC Securities Co. Ltd., Class H	13,515,500	30,098,714
CSC Financial Co. Ltd., Class H(a)(b)	5,346,000	5,278,837

		65,128,450

Construction Materials — 0.7%
Anhui Conch Cement Co. Ltd., Class H	7,008,000	33,518,577

Diversified Telecommunication Services — 0.8%
China Tower Corp. Ltd., Class H(b)	276,806,000	36,720,701

Entertainment — 3.5%
NetEase Inc.	8,401,200	167,101,625

Health Care Technology — 0.9%
Alibaba Health Information Technology Ltd.(c)	27,964,000	43,584,887

Hotels, Restaurants & Leisure — 0.4%
Haidilao International Holding Ltd.(a)(b)	5,415,000	20,311,453

Household Durables — 1.0%
Haier Smart Home Co. Ltd., Class H	13,390,800	45,926,073

Industrial Conglomerates — 0.7%
CITIC Ltd.	29,094,000	31,424,133

Insurance — 7.5%
China Life Insurance Co. Ltd., Class H	44,127,000	73,548,432
China Pacific Insurance Group Co. Ltd., Class H	15,308,000	43,107,662
People’s Insurance Co. Group of China Ltd. (The), Class H	48,666,000	15,102,464
Ping An Insurance Group Co. of China Ltd., Class H	26,104,000	228,431,926

		360,190,484

Interactive Media & Services — 8.5%
Kuaishou Technology(a)(b)(c)	1,586,700	22,516,333
Tencent Holdings Ltd.	6,412,200	386,707,903

		409,224,236

Internet & Direct Marketing Retail — 21.4%
Alibaba Group Holding Ltd.(c)	18,629,000	454,971,413
JD Health International Inc.(b)(c)	1,155,600	12,431,686
JD.com Inc., Class A	6,330,200	220,694,677

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Meituan, Class B(b)(c)	12,442,700	$344,307,089

		1,032,404,865

Life Sciences Tools & Services — 5.9%
WuXi AppTec Co. Ltd., Class H(b)	1,919,852	42,554,071
Wuxi Biologics Cayman Inc., New(b)(c)	15,692,000	239,683,529

		282,237,600

Marine — 0.6%
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(c)	19,267,100	29,064,622

Metals & Mining — 1.0%
Zijin Mining Group Co. Ltd., Class H	34,008,000	48,229,862

Oil, Gas & Consumable Fuels — 3.3%
China Petroleum & Chemical Corp., Class H	151,340,600	69,203,579
China Shenhua Energy Co. Ltd., Class H	20,030,000	37,901,186
PetroChina Co. Ltd., Class H	123,398,000	51,548,500

		158,653,265

Pharmaceuticals — 0.4%
Hansoh Pharmaceutical Group Co. Ltd.(b)	5,662,000	20,290,909

Real Estate Management & Development — 3.7%
China Resources Land Ltd.	16,313,333	54,516,830
China Vanke Co. Ltd., Class H	11,232,100	29,260,233
Country Garden Holdings Co. Ltd.	44,388,000	43,394,604
Longfor Group Holdings Ltd.(b)	10,907,000	50,697,963

		177,869,630

Technology Hardware, Storage & Peripherals — 4.4%
Xiaomi Corp., Class B(b)(c)	64,977,400	212,818,968

Textiles, Apparel & Luxury Goods — 5.1%
ANTA Sports Products Ltd.	6,686,000	145,563,250
Shenzhou International Group Holdings Ltd.	4,481,000	99,448,064

		245,011,314

Tobacco — 0.9%
Smoore International Holdings Ltd.(b)	10,398,000	44,832,491

Total Common Stocks — 98.8% (Cost: $4,977,253,386)		4,751,859,599

Short-Term Investments

Money Market Funds — 5.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	48,921,808	48,946,269
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	222,350,000	222,350,000

		271,296,269

Total Short-Term Investments — 5.6% (Cost: $271,280,714)		271,296,269

Total Investments in Securities — 104.4% (Cost: $5,248,534,100)		5,023,155,868

Other Assets, Less Liabilities — (4.4)%		(210,668,529)

Net Assets — 100.0%		$4,812,487,339

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

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Schedule of Investments (continued) July 31, 2021	iShares® China Large-Cap ETF

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$118,923,752	$—		$(69,928,578	)(a)	$3,393	$(52,298)	$48,946,269	48,921,808	$471,255	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,650,000	218,700,000	(a)	—		—	—	222,350,000	222,350,000	2,358		—

						$3,393	$(52,298)	$271,296,269		$473,613		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Free Index	1,051	09/17/21	$54,697	$(4,953,101)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$4,953,101

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(2,822,471)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(4,419,239)

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) July 31, 2021	iShares® China Large-Cap ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$26,349,481

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$4,751,859,599	$—	$4,751,859,599
Money Market Funds	271,296,269	—	—	271,296,269

	$271,296,269	$4,751,859,599	$—	$5,023,155,868

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(4,953,101)	$—	$(4,953,101)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

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Schedule of Investments July 31, 2021	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
AECC Aero-Engine Control Co. Ltd., Class A	118,298	$377,729
AECC Aviation Power Co. Ltd., Class A	270,998	2,299,635
AVIC Electromechanical Systems Co. Ltd., Class A	361,299	553,996
AVICOPTER PLC, Class A	60,299	476,218

		3,707,578

Air Freight & Logistics — 0.8%
SF Holding Co. Ltd., Class A	451,766	4,141,995
Sinotrans Ltd., Class A	451,500	325,675
YTO Express Group Co. Ltd., Class A	301,000	420,772

		4,888,442

Airlines — 0.5%
Air China Ltd., Class A(a)	692,300	703,917
China Eastern Airlines Corp. Ltd., Class A	1,083,600	739,506
China Southern Airlines Co. Ltd., Class A(a)	993,324	822,036
Spring Airlines Co. Ltd., Class A(a)	92,404	678,619

		2,944,078

Auto Components — 1.1%
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	30,197	964,083
Fuyao Glass Industry Group Co. Ltd., Class A	210,700	1,578,956
Huayu Automotive Systems Co. Ltd., Class A	301,000	900,557
Kuang-Chi Technologies Co. Ltd., Class A(a)	210,700	687,032
Ningbo Joyson Electronic Corp., Class A	150,500	590,869
Ningbo Tuopu Group Co. Ltd., Class A	118,100	619,374
Sailun Group Co. Ltd., Class A	295,300	418,276
Shandong Linglong Tyre Co. Ltd., Class A	120,400	698,129
Weifu High-Technology Group Co. Ltd., Class A	60,200	188,416

		6,645,692

Automobiles — 2.2%
BYD Co. Ltd., Class A	180,673	7,458,758
Chongqing Changan Automobile Co. Ltd., Class A	632,160	1,803,729
FAW Jiefang Group Co. Ltd., Class A	301,000	514,204
Great Wall Motor Co. Ltd., Class A	210,789	1,992,259
SAIC Motor Corp. Ltd., Class A	752,506	2,139,896

		13,908,846

Banks — 9.9%
Agricultural Bank of China Ltd., Class A	7,555,100	3,424,954
Bank of Beijing Co. Ltd., Class A	2,167,200	1,438,644
Bank of Chengdu Co. Ltd., Class A	331,177	554,331
Bank of China Ltd., Class A	3,702,300	1,712,747
Bank of Communications Co. Ltd., Class A	4,003,302	2,651,550
Bank of Hangzhou Co. Ltd., Class A	571,988	1,072,051
Bank of Jiangsu Co. Ltd., Class A	1,505,000	1,457,955
Bank of Nanjing Co. Ltd., Class A	963,280	1,301,764
Bank of Ningbo Co. Ltd., Class A	602,010	3,021,047
Bank of Shanghai Co. Ltd., Class A	1,414,769	1,565,907
China Construction Bank Corp., Class A	963,200	858,772
China Everbright Bank Co. Ltd., Class A	4,334,400	2,213,158
China Merchants Bank Co. Ltd., Class A	2,046,802	14,754,979
China Minsheng Banking Corp. Ltd., Class A	1,956,580	1,205,306
China Zheshang Bank Co. Ltd., Class A	1,685,600	944,340
Chongqing Rural Commercial Bank Co. Ltd., Class A	1,053,430	616,195
Huaxia Bank Co. Ltd., Class A	1,384,660	1,174,157
Industrial & Commercial Bank of China Ltd., Class A	6,290,900	4,466,621
Industrial Bank Co. Ltd., Class A	2,046,847	5,603,295
Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	286,203	260,802

Security	Shares	Value

Banks (continued)
Ping An Bank Co. Ltd., Class A	1,926,456	$5,274,799
Postal Savings Bank of China Co. Ltd., Class A	2,709,000	1,964,739
Qingdao Rural Commercial Bank Corp., Class A	571,900	344,446
Shanghai Pudong Development Bank Co. Ltd., Class A	2,949,820	4,125,359

		62,007,918

Beverages — 10.5%
Anhui Gujing Distillery Co. Ltd., Class A	39,099	1,127,796
Anhui Kouzi Distillery Co. Ltd., Class A	60,200	512,447
Beijing Shunxin Agriculture Co. Ltd., Class A	75,500	364,365
Beijing Yanjing Brewery Co. Ltd., Class A	270,900	261,924
Chongqing Brewery Co. Ltd., Class A(a)	48,695	1,166,570
Jiangsu King’s Luck Brewery JSC Ltd., Class A	120,400	767,653
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	146,100	3,694,479
JiuGui Liquor Co. Ltd., Class A	32,700	971,181
Kweichow Moutai Co. Ltd., Class A	124,261	32,322,145
Luzhou Laojiao Co. Ltd., Class A	141,600	3,762,143
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	79,320	854,675
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	118,501	5,261,963
Sichuan Swellfun Co. Ltd., Class A	50,200	793,874
Tsingtao Brewery Co. Ltd., Class A	65,800	819,432
Wuliangye Yibin Co. Ltd., Class A	384,314	13,170,902

		65,851,549

Biotechnology — 1.8%
Beijing Tiantan Biological Products Corp. Ltd., Class A	150,518	861,588
BGI Genomics Co. Ltd., Class A	45,500	792,141
Chongqing Zhifei Biological Products Co. Ltd., Class A	153,900	3,774,240
Daan Gene Co Ltd., Class A	145,744	493,458
Hualan Biological Engineering Inc., Class A	180,648	1,030,105
Shanghai RAAS Blood Products Co. Ltd., Class A	662,200	752,887
Shenzhen Kangtai Biological Products Co. Ltd., Class A	66,398	1,307,892
Walvax Biotechnology Co. Ltd., Class A	155,798	2,076,258

		11,088,569

Building Products — 0.5%
Beijing New Building Materials PLC, Class A	180,600	909,363
Guangdong Kinlong Hardware Products Co. Ltd., Class A	30,100	953,773
Zhejiang Weixing New Building Materials Co. Ltd., Class A	150,596	445,169
Zhuzhou Kibing Group Co. Ltd., Class A	258,700	834,140

		3,142,445

Capital Markets — 6.0%
BOC International China Co. Ltd., Class A	179,200	412,855
Caitong Securities Co. Ltd., Class A	331,147	499,209
Changjiang Securities Co. Ltd., Class A	541,800	578,888
China Galaxy Securities Co. Ltd., Class A	421,400	622,038
China Great Wall Securities Co. Ltd., Class A	240,800	344,486
China International Capital Corp. Ltd., Class A	90,300	727,003
China Merchants Securities Co. Ltd., Class A	752,507	1,932,289
CITIC Securities Co. Ltd., Class A	1,053,500	3,686,699
CSC Financial Co. Ltd., Class A	451,539	1,847,013
Dongxing Securities Co. Ltd., Class A	286,339	456,821
East Money Information Co. Ltd., Class A	1,023,480	4,929,569
Everbright Securities Co. Ltd., Class A	391,300	916,947
First Capital Securities Co. Ltd., Class A(a)	421,400	406,888
Founder Securities Co. Ltd., Class A(a)	782,600	1,065,807
GF Securities Co. Ltd., Class A	571,900	1,365,854
Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A(a)	180,600	294,918
Guolian Securities Co. Ltd., Class A	150,500	291,695
Guosen Securities Co. Ltd., Class A	615,900	1,008,941

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) July 31, 2021	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Guotai Junan Securities Co. Ltd., Class A	782,645	$1,967,295
Guoyuan Securities Co. Ltd., Class A	421,444	468,932
Haitong Securities Co. Ltd., Class A	1,023,400	1,750,344
Hithink RoyalFlush Information Network Co. Ltd., Class A	55,400	796,247
Huaan Securities Co. Ltd., Class A	488,200	383,866
Huatai Securities Co. Ltd., Class A	752,500	1,681,817
Huaxi Securities Co. Ltd., Class A	270,900	369,568
Industrial Securities Co. Ltd., Class A	662,260	912,222
Nanjing Securities Co. Ltd., Class A	361,262	576,002
Northeast Securities Co. Ltd., Class A	240,800	290,540
Orient Securities Co. Ltd., Class A	602,023	1,019,638
Pacific Securities Co. Ltd. (The), Class A(a)	644,797	310,918
SDIC Capital Co. Ltd., Class A	626,022	719,587
Sealand Securities Co. Ltd., Class A	541,800	328,236
Shanxi Securities Co. Ltd., Class A	361,257	352,171
Shenwan Hongyuan Group Co. Ltd., Class A	2,167,200	1,439,360
Sinolink Securities Co. Ltd., Class A	286,188	475,331
SooChow Securities Co. Ltd., Class A	361,260	438,723
Southwest Securities Co. Ltd., Class A	645,300	453,562
Tianfeng Securities Co. Ltd., Class A	872,900	578,481
Western Securities Co. Ltd., Class A	421,420	480,487
Zheshang Securities Co. Ltd., Class A(a)	391,327	672,823

		37,854,070

Chemicals — 4.9%
Guangzhou Tinci Materials Technology Co. Ltd., Class A	95,460	1,496,052
Hengli Petrochemical Co. Ltd., Class A	571,915	2,589,009
Hengyi Petrochemical Co. Ltd., Class A	361,276	679,936
Huafon Chemical Co. Ltd., Class A	481,600	918,841
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	812,700	611,424
Jiangsu Eastern Shenghong Co. Ltd., Class A	331,100	1,396,034
Jiangsu Yangnong Chemical Co. Ltd., Class A	30,100	586,300
Jiangsu Yoke Technology Co. Ltd., Class A	45,100	744,380
Kingfa Sci & Tech Co. Ltd., Class A	240,800	749,950
LB Group Co. Ltd., Class A	226,409	1,049,038
Luxi Chemical Group Co. Ltd., Class A	182,900	568,311
Ningxia Baofeng Energy Group Co. Ltd., Class A	587,400	1,427,270
Rongsheng Petrochemical Co. Ltd., Class A	993,351	2,867,830
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	215,960	1,036,691
Shandong Sinocera Functional Material Co. Ltd., Class A	106,900	775,935
Shanghai Putailai New Energy Technology Co. Ltd., Class A	70,260	1,393,973
Shenzhen Capchem Technology Co. Ltd., Class A	31,300	553,517
Sinoma Science & Technology Co. Ltd., Class A	150,500	597,637
Sinopec Shanghai Petrochemical Co. Ltd., Class A	602,031	300,141
Skshu Paint Co. Ltd., Class A	38,260	906,819
Tongkun Group Co. Ltd., Class A	210,797	846,868
Transfar Zhilian Co. Ltd., Class A	331,133	363,895
Wanhua Chemical Group Co. Ltd., Class A	308,300	5,445,210
Weihai Guangwei Composites Co. Ltd., Class A	53,295	563,920
Zhejiang Juhua Co. Ltd., Class A	270,900	494,842
Zhejiang Longsheng Group Co. Ltd., Class A	331,100	629,162
Zhejiang Satellite Petrochemical Co. Ltd., Class A	165,820	935,331

		30,528,316

Commercial Services & Supplies — 0.2%
Beijing Originwater Technology Co. Ltd., Class A	331,100	354,380
Shanghai M&G Stationery Inc., Class A	90,300	988,146

		1,342,526

Security	Shares	Value

Communications Equipment — 1.1%
Addsino Co. Ltd., Class A	180,600	$550,422
Beijing BDStar Navigation Co. Ltd., Class A(a)	56,200	371,970
Fiberhome Telecommunication Technologies Co. Ltd., Class A	150,599	463,715
Guangzhou Haige Communications Group Inc. Co., Class A	240,800	369,439
Shenzhen Sunway Communication Co. Ltd., Class A	120,400	483,013
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	90,300	563,044
Yealink Network Technology Corp. Ltd., Class A	90,355	1,291,313
Zhongji Innolight Co. Ltd., Class A	83,388	551,320
ZTE Corp., Class A	361,200	2,174,401

		6,818,637

Construction & Engineering — 1.3%
China National Chemical Engineering Co. Ltd., Class A	481,610	652,156
China Railway Group Ltd., Class A	2,046,800	1,670,424
China State Construction Engineering Corp. Ltd., Class A	4,183,900	2,889,961
Metallurgical Corp. of China Ltd., Class A	1,775,900	1,030,608
Power Construction Corp. of China Ltd., Class A	1,535,100	1,158,172
Shanghai Construction Group Co. Ltd., Class A	933,100	385,434
Sichuan Road & Bridge Co. Ltd., Class A	459,000	431,778
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	270,900	286,714

		8,505,247

Construction Materials — 0.6%
Anhui Conch Cement Co. Ltd., Class A	391,300	2,146,183
BBMG Corp., Class A	824,100	322,703
China Jushi Co. Ltd., Class A	379,306	879,835
Huaxin Cement Co. Ltd., Class A	146,519	336,214
Tangshan Jidong Cement Co. Ltd., Class A	140,497	258,653

		3,943,588
Containers & Packaging — 0.5%
Yunnan Energy New Material Co. Ltd., Class A	90,315	3,480,490

Distributors — 0.1%
Liaoning Cheng Da Co. Ltd., Class A	150,500	455,462
Wuchan Zhongda Group Co. Ltd., Class A	481,614	435,809

		891,271
Diversified Consumer Services — 0.1%
Offcn Education Technology Co. Ltd., Class A(a)	217,400	439,358

Diversified Financial Services — 0.1%
AVIC Industry-Finance Holdings Co. Ltd., Class A	864,301	517,769

Electrical Equipment — 6.5%
Contemporary Amperex Technology Co. Ltd., Class A	230,800	19,781,052
Dongfang Electric Corp. Ltd., Class A	270,990	489,872
Eve Energy Co. Ltd., Class A	183,682	3,215,858
Fangda Carbon New Material Co. Ltd., Class A	361,228	492,193
Gotion High-tech Co. Ltd., Class A(a)	120,400	1,021,013
Hongfa Technology Co. Ltd., Class A	77,000	783,897
Jiangsu Zhongtian Technology Co. Ltd., Class A	331,100	389,545
Ming Yang Smart Energy Group Ltd., Class A	187,600	627,586
NARI Technology Co. Ltd., Class A	541,812	2,635,393
Shanghai Electric Group Co. Ltd., Class A(a)	1,083,650	681,419
Sungrow Power Supply Co. Ltd., Class A	150,600	3,926,686
Sunwoda Electronic Co. Ltd., Class A	180,699	946,779
Suzhou Maxwell Technologies Co. Ltd., Class A	10,400	1,052,619
TBEA Co. Ltd., Class A	361,200	847,813
Topsec Technologies Group Inc., Class A	120,400	340,506

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	331,151	$743,111
Zhefu Holding Group Co. Ltd., Class A	515,700	447,976
Zhejiang Chint Electrics Co. Ltd., Class A	210,700	1,381,792
Zhejiang HangKe Technology Inc. Co., Class A	40,444	771,587

		40,576,697

Electronic Equipment, Instruments & Components — 5.1%
Avary Holding Shenzhen Co. Ltd., Class A	149,300	852,701
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A	23,300	571,310
BOE Technology Group Co. Ltd., Class A	3,341,128	2,973,940
Chaozhou Three-Circle Group Co. Ltd., Class A	180,600	1,301,316
China Railway Signal & Communication Corp. Ltd., Class A	894,845	701,195
Foxconn Industrial Internet Co. Ltd., Class A	752,506	1,308,609
GoerTek Inc., Class A	331,104	1,958,737
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	63,367	1,088,920
Huagong Tech Co. Ltd., Class A	90,300	392,294
Lens Technology Co. Ltd., Class A	511,700	2,015,281
Leyard Optoelectronic Co. Ltd., Class A	240,800	355,012
Lingyi iTech Guangdong Co., Class A	692,300	741,026
Luxshare Precision Industry Co. Ltd., Class A	692,368	3,973,849
Maxscend Microelectronics Co. Ltd., Class A	32,160	2,014,117
OFILM Group Co. Ltd., Class A	270,900	309,182
Raytron Technology Co. Ltd., Class A	44,849	783,974
Shengyi Technology Co. Ltd., Class A	210,782	898,317
Shennan Circuits Co. Ltd., Class A	44,267	834,036
Shenzhen Sunlord Electronics Co. Ltd., Class A	78,300	491,025
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	166,700	545,762
Tianma Microelectronics Co. Ltd., Class A	238,000	516,351
Unisplendour Corp. Ltd., Class A	292,995	1,196,296
Universal Scientific Industrial Shanghai Co. Ltd., Class A	150,500	320,046
Wingtech Technology Co. Ltd., Class A	120,311	2,039,959
Wuhan Guide Infrared Co. Ltd., Class A	240,874	1,022,917
Wuhu Token Science Co. Ltd., Class A	240,800	334,714
WUS Printed Circuit Kunshan Co. Ltd., Class A	198,660	406,916
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	73,800	870,270
Zhejiang Dahua Technology Co. Ltd., Class A	286,100	937,667

		31,755,739

Energy Equipment & Services — 0.1%
Offshore Oil Engineering Co. Ltd., Class A	451,568	287,676
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	102,285	599,074

		886,750

Entertainment — 0.7%
Beijing Enlight Media Co. Ltd., Class A	286,100	394,584
G-Bits Network Technology Xiamen Co. Ltd., Class A	5,500	375,741
Giant Network Group Co. Ltd., Class A	180,612	304,413
Kunlun Tech Co. Ltd., Class A	120,400	316,147
Mango Excellent Media Co. Ltd., Class A	180,680	1,542,398
Perfect World Co. Ltd., Class A	180,652	446,183
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	210,793	632,452
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	752,382	650,627

		4,662,545

Food & Staples Retailing — 0.3%
DaShenLin Pharmaceutical Group Co. Ltd., Class A	72,840	478,626
Laobaixing Pharmacy Chain JSC, Class A	41,100	278,555
Shanghai Bailian Group Co. Ltd., Class A	154,200	363,922
Yifeng Pharmacy Chain Co. Ltd., Class A	70,057	529,426

Security	Shares	Value

Food & Staples Retailing (continued)
Yixintang Pharmaceutical Group Co. Ltd., Class A	58,600	$264,323

		1,914,852

Food Products — 4.5%
Angel Yeast Co. Ltd., Class A	90,396	654,805
Beijing Dabeinong Technology Group Co. Ltd., Class A	451,500	553,993
Chacha Food Co. Ltd., Class A	60,200	351,420
Chongqing Fuling Zhacai Group Co. Ltd., Class A(a)	90,300	424,571
Foshan Haitian Flavouring & Food Co. Ltd., Class A	347,454	6,170,746
Fu Jian Anjoy Foods Co. Ltd., Class A	26,200	655,206
Fujian Sunner Development Co. Ltd., Class A	150,500	434,565
Guangdong Haid Group Co. Ltd., Class A	168,199	1,636,223
Heilongjiang Agriculture Co. Ltd., Class A	180,600	415,957
Henan Shuanghui Investment & Development Co. Ltd., Class A	301,000	1,197,472
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	602,000	3,115,043
Jiangxi Zhengbang Technology Co. Ltd., Class A	331,100	487,706
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	81,300	460,873
Juewei Food Co. Ltd., Class A	60,200	637,001
Muyuan Foods Co. Ltd., Class A	507,619	3,323,743
New Hope Liuhe Co. Ltd., Class A(a)	481,600	851,158
Qianhe Condiment and Food Co. Ltd., Class A	72,840	270,605
Toly Bread Co. Ltd., Class A	85,618	367,230
Tongwei Co. Ltd., Class A	445,293	2,985,984
Wens Foodstuffs Group Co. Ltd., Class A	692,346	1,348,591
Yihai Kerry Arawana Holdings Co. Ltd., Class A	120,400	1,266,667
Yuan Longping High-Tech Agriculture Co. Ltd., Class A(a)	150,500	466,028

		28,075,587

Gas Utilities — 0.1%
ENN Natural Gas Co. Ltd., Class A	182,200	494,859

Health Care Equipment & Supplies — 2.0%
Autobio Diagnostics Co. Ltd., Class A	53,480	511,361
Guangzhou Wondfo Biotech Co. Ltd., Class A	39,580	330,892
Intco Medical Technology Co. Ltd., Class A	36,200	654,984
Jafron Biomedical Co. Ltd., Class A	81,550	847,933
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	90,300	476,709
Lepu Medical Technology Beijing Co. Ltd., Class A	180,600	721,630
Ovctek China Inc., Class A	85,480	1,209,901
Shandong Pharmaceutical Glass Co. Ltd., Class A	57,300	304,276
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	120,434	7,297,017

		12,354,703

Health Care Providers & Services — 1.6%
Aier Eye Hospital Group Co. Ltd., Class A	541,813	4,940,810
China National Medicines Corp. Ltd., Class A	87,800	412,795
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	45,497	933,436
Huadong Medicine Co. Ltd., Class A	180,625	995,982
Jointown Pharmaceutical Group Co. Ltd., Class A	166,500	363,143
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	391,340	455,982
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	210,709	621,305
Topchoice Medical Corp., Class A(a)	31,000	1,518,185

		10,241,638

Health Care Technology — 0.1%
Winning Health Technology Group Co. Ltd., Class A	210,788	470,241

Hotels, Restaurants & Leisure — 0.3%
Shanghai Jinjiang International Hotels Co. Ltd., Class A	90,300	566,578
Shenzhen Overseas Chinese Town Co. Ltd., Class A	782,656	781,672

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2021	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Songcheng Performance Development Co. Ltd., Class A	240,872	$472,789

		1,821,039

Household Durables — 2.3%
Ecovacs Robotics Co. Ltd., Class A	48,300	1,279,961
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd., Class A	87,400	282,562
Haier Smart Home Co. Ltd., Class A	632,100	2,444,063
Hang Zhou Great Star Industrial Co. Ltd., Class A(a)	110,700	499,828
Hangzhou Robam Appliances Co. Ltd., Class A	90,300	543,840
Huizhou Desay Sv Automotive Co. Ltd., Class A	44,700	711,418
Jason Furniture Hangzhou Co. Ltd., Class A	57,300	574,838
Joyoung Co. Ltd., Class A	60,955	237,044
Midea Group Co. Ltd., Class A	338,100	3,330,689
NavInfo Co. Ltd., Class A	270,900	538,988
Oppein Home Group Inc., Class A	51,483	1,147,276
Shenzhen MTC Co. Ltd., Class A(a)	421,400	407,792
Suofeiya Home Collection Co. Ltd., Class A	47,400	140,095
TCL Technology Group Corp., Class A	1,384,638	1,586,099
Xiamen Intretech Inc., Class A	65,926	389,488
Zhejiang Supor Co. Ltd., Class A	60,298	483,509

		14,597,490

Household Products — 0.1%
C&S Paper Co. Ltd., Class A	132,700	402,841

Independent Power and Renewable Electricity Producers — 1.7%
China National Nuclear Power Co. Ltd., Class A	1,474,947	1,097,267
China Yangtze Power Co. Ltd., Class A	2,257,588	6,640,198
Huadian Power International Corp. Ltd., Class A	692,300	341,607
Huaneng Power International Inc., Class A	722,400	428,805
SDIC Power Holdings Co. Ltd., Class A	692,300	909,542
Shenergy Co. Ltd., Class A	451,531	400,644
Shenzhen Energy Group Co. Ltd., Class A	391,318	519,830
Sichuan Chuantou Energy Co. Ltd., Class A	361,200	611,791

		10,949,684

Insurance — 2.4%
China Life Insurance Co. Ltd., Class A	270,900	1,175,138
China Pacific Insurance Group Co. Ltd., Class A	662,200	2,670,621
Hubei Biocause Pharmaceutical Co. Ltd., Class A	571,900	294,840
New China Life Insurance Co. Ltd., Class A	210,700	1,321,923
People’s Insurance Co. Group of China Ltd. (The), Class A	571,900	445,577
Ping An Insurance Group Co. of China Ltd., Class A	1,083,623	9,014,302

		14,922,401

IT Services — 0.2%
Beijing Sinnet Technology Co. Ltd., Class A	150,599	377,108
China TransInfo Technology Co. Ltd., Class A	150,500	359,420
DHC Software Co. Ltd., Class A	301,000	331,675
Lakala Payment Co. Ltd., Class A	87,200	330,850

		1,399,053

Life Sciences Tools & Services — 1.5%
Hangzhou Tigermed Consulting Co. Ltd., Class A	35,104	858,683
Joinn Laboratories China Co. Ltd., Class A	22,900	674,372
Maccura Biotechnology Co. Ltd., Class A	57,300	319,716
Pharmaron Beijing Co. Ltd., Class A	63,600	1,954,559
WuXi AppTec Co. Ltd., Class A	253,448	5,902,917

		9,710,247

Machinery — 2.8%
China CSSC Holdings Ltd., Class A	429,700	985,775
Hangzhou Oxygen Plant Group Co. Ltd., Class A	92,700	499,078
Hefei Meiya Optoelectronic Technology Inc., Class A	76,887	588,549

Security	Shares	Value

Machinery (continued)
Jiangsu Hengli Hydraulic Co. Ltd., Class A	136,924	$2,078,934
Riyue Heavy Industry Co. Ltd., Class A	93,000	500,953
Sany Heavy Industry Co. Ltd., Class A	842,850	3,248,386
Shenzhen Inovance Technology Co. Ltd., Class A	260,911	3,151,952
Weichai Power Co. Ltd., Class A	662,200	1,758,807
Wuxi Shangji Automation Co. Ltd., Class A	27,700	980,208
XCMG Construction Machinery Co. Ltd., Class A	782,600	706,036
Yantai Eddie Precision Machinery Co. Ltd., Class A	79,320	441,386
Yutong Bus Co. Ltd., Class A	210,700	370,591
Zhejiang Dingli Machinery Co. Ltd., Class A	57,198	497,627
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	361,231	1,198,008
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	692,300	818,038

		17,824,328

Marine — 0.5%
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	1,234,130	3,390,018

Media — 0.4%
China South Publishing & Media Group Co. Ltd., Class A	180,682	232,219
Focus Media Information Technology Co. Ltd., Class A	1,474,960	1,718,175
Leo Group Co. Ltd., Class A	692,300	250,043
NanJi E-Commerce Co. Ltd., Class A	240,800	382,358

		2,582,795

Metals & Mining — 4.9%
Aluminum Corp. of China Ltd., Class A(a)	1,294,300	1,196,512
Anhui Honglu Steel Construction Group Co. Ltd., Class A	51,300	406,987
Baoshan Iron & Steel Co. Ltd., Class A	2,197,370	2,690,485
Chifeng Jilong Gold Mining Co. Ltd., Class A(a)	147,000	359,002
China Molybdenum Co. Ltd., Class A	1,775,900	1,903,031
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	345,900	2,570,865
Ganfeng Lithium Co. Ltd., Class A	115,150	3,487,531
GEM Co. Ltd., Class A	481,696	893,197
Guangdong Hongda Blasting Co. Ltd., Class A	88,400	428,537
Hesteel Co. Ltd., Class A	1,023,400	427,372
Hunan Valin Steel Co. Ltd., Class A	602,040	715,276
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	4,575,200	2,021,022
Jiangsu Shagang Co. Ltd., Class A	210,700	231,726
Jiangxi Copper Co. Ltd., Class A	210,700	846,299
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	903,000	399,846
Shandong Gold Mining Co. Ltd., Class A	361,228	981,580
Shandong Nanshan Aluminum Co. Ltd., Class A	1,173,900	931,359
Shanxi Taigang Stainless Steel Co. Ltd., Class A	541,800	856,459
Shenghe Resources Holding Co. Ltd., Class A	169,400	648,411
Tongling Nonferrous Metals Group Co. Ltd., Class A	1,023,400	582,402
Xiamen Tungsten Co. Ltd., Class A	150,598	699,299
Yintai Gold Co. Ltd., Class A	270,920	382,933
Yunnan Aluminium Co. Ltd., Class A(a)	301,200	665,485
Zhejiang Huayou Cobalt Co. Ltd., Class A	120,400	2,452,176
Zhongjin Gold Corp. Ltd., Class A	481,600	612,101
Zijin Mining Group Co. Ltd., Class A	1,956,500	3,117,256

		30,507,149

Multiline Retail — 0.1%
Wangfujing Group Co. Ltd., Class A	87,200	348,729

Oil, Gas & Consumable Fuels — 1.7%
China Merchants Energy Shipping Co. Ltd., Class A	831,238	485,509
China Petroleum & Chemical Corp., Class A	3,341,143	2,061,389
China Shenhua Energy Co. Ltd., Class A	662,299	1,744,300

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	331,149	$260,593
Guanghui Energy Co. Ltd., Class A(a)	632,100	393,709
PetroChina Co. Ltd., Class A	2,076,900	1,502,674
Shaanxi Coal Industry Co. Ltd., Class A	1,023,401	1,772,096
Shanxi Coking Coal Energy Group Co. Ltd., Class A	391,360	536,961
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	301,000	583,711
Shanxi Meijin Energy Co. Ltd., Class A(a)	421,400	566,791
Yanzhou Coal Mining Co. Ltd., Class A	240,800	701,083

		10,608,816

Paper & Forest Products — 0.1%
Shandong Sun Paper Industry JSC Ltd., Class A	240,800	431,997

Personal Products — 0.3%
By-Health Co. Ltd., Class A	180,600	767,494
Proya Cosmetics Co. Ltd., Class A	17,900	447,014
Shanghai Jahwa United Co. Ltd., Class A	77,000	579,595

		1,794,103

Pharmaceuticals — 4.3%
Apeloa Pharmaceutical Co. Ltd., Class A	120,400	514,913
Asymchem Laboratories Tianjin Co. Ltd., Class A	25,700	1,583,433
Betta Pharmaceuticals Co. Ltd., Class A	45,412	580,910
CanSino Biologics Inc., Class A(a)	9,632	911,143
Changchun High & New Technology Industry Group Inc., Class A	40,140	1,903,145
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	76,800	283,523
Dong-E-E-Jiao Co. Ltd., Class A	60,200	284,361
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	150,500	699,532
Humanwell Healthcare Group Co. Ltd., Class A	150,500	551,031
Jiangsu Hengrui Medicine Co. Ltd., Class A	632,142	5,334,367
Jilin Aodong Pharmaceutical Group Co. Ltd., Class A	120,460	277,073
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	180,600	329,777
Livzon Pharmaceutical Group Inc., Class A	60,200	369,067
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	103,116	471,585
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	120,423	375,498
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	203,763	2,587,047
Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A	106,900	249,980
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A(a)	106,900	449,798
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	168,560	490,770
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	150,500	427,596
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	210,700	360,629
Yifan Pharmaceutical Co. Ltd., Class A	120,496	254,486
Yunnan Baiyao Group Co. Ltd., Class A	126,400	1,939,137
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	59,099	3,357,833
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	150,504	454,567
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	80,800	590,536
Zhejiang NHU Co. Ltd., Class A	253,557	1,017,597
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	53,900	501,126

		27,150,460

Real Estate Management & Development — 2.0%
China Fortune Land Development Co. Ltd., Class A(a)	391,300	262,583
China Merchants Property Operation & Service Co. Ltd., Class A	90,300	187,448

Security	Shares	Value

Real Estate Management & Development (continued)
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	782,600	$1,134,634
China Vanke Co. Ltd., Class A	963,200	3,081,886
Financial Street Holdings Co. Ltd., Class A	286,166	251,111
Gemdale Corp., Class A	511,718	663,773
Greenland Holdings Corp. Ltd., Class A	948,150	634,339
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	361,200	255,198
Jinke Properties Group Co. Ltd., Class A	541,800	361,093
Poly Developments and Holdings Group Co. Ltd., Class A(a)	1,234,100	1,913,794
RiseSun Real Estate Development Co. Ltd., Class A	451,537	318,175
Seazen Holdings Co. Ltd., Class A	240,866	1,182,305
Shanghai Lingang Holdings Corp. Ltd., Class A	145,680	339,979
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	150,500	397,567
Yango Group Co. Ltd., Class A	421,400	285,132
Youngor Group Co. Ltd., Class A	421,494	415,432
Zhejiang China Commodities City Group Co. Ltd., Class A	527,800	360,538
Zhongtian Financial Group Co. Ltd., Class A(a)	722,492	243,022

		12,288,009

Road & Rail — 0.5%

Beijing-Shanghai High Speed Railway Co. Ltd., Class A	4,093,600	3,047,790

Semiconductors & Semiconductor Equipment — 5.9%
Flat Glass Group Co. Ltd., Class A	109,500	730,119
GCL System Integration Technology Co. Ltd., Class A(a)	571,900	376,852
Gigadevice Semiconductor Beijing Inc., Class A	62,657	2,235,778
Hangzhou First Applied Material Co. Ltd., Class A	86,700	1,801,113
Hangzhou Silan Microelectronics Co. Ltd., Class A	120,400	1,302,387
Ingenic Semiconductor Co. Ltd., Class A	45,700	1,347,046
JA Solar Technology Co. Ltd., Class A	120,400	1,140,184
JCET Group Co. Ltd., Class A	180,600	1,099,287
LONGi Green Energy Technology Co. Ltd., Class A	511,733	6,831,291
Montage Technology Co. Ltd., Class A	74,597	779,731
NAURA Technology Group Co. Ltd., Class A	49,800	3,343,038
Sanan Optoelectronics Co. Ltd., Class A	451,596	2,982,690
SG Micro Corp., Class A	22,800	1,317,665
Shenzhen Goodix Technology Co. Ltd., Class A	46,900	867,341
Shenzhen SC New Energy Technology Corp., Class A	30,100	760,254
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	301,099	2,337,143
Tianshui Huatian Technology Co. Ltd., Class A	270,900	596,990
TongFu Microelectronics Co. Ltd., Class A	120,400	434,229
Unigroup Guoxin Microelectronics Co. Ltd., Class A	60,200	1,782,643
Will Semiconductor Co. Ltd. Shanghai, Class A	84,300	3,953,929
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	130,001	1,285,979

		37,305,689

Software — 1.7%
360 Security Technology Inc., Class A(a)	451,500	835,347
Beijing E-Hualu Information Technology Co. Ltd., Class A	60,200	246,320
Beijing Shiji Information Technology Co. Ltd., Class A	85,580	267,718
China National Software & Service Co. Ltd., Class A	57,200	514,271
Hundsun Technologies Inc., Class A	155,202	1,340,425
Iflytek Co. Ltd., Class A	210,750	1,914,283
Sangfor Technologies Inc., Class A	40,800	1,532,333
Shanghai Baosight Software Co. Ltd., Class A	118,740	1,228,211
Thunder Software Technology Co. Ltd., Class A	46,200	1,045,827
Yonyou Network Technology Co. Ltd., Class A	331,149	1,838,610

		10,763,345

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2021	iShares® MSCI China A ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 1.4%
China Tourism Group Duty Free Corp. Ltd., Class A	193,141	$7,214,244
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	301,000	454,801
Suning.com Co. Ltd., Class A(a)	948,000	866,195

		8,535,240

Technology Hardware, Storage & Peripherals — 0.5%
China Greatwall Technology Group Co. Ltd., Class A	301,000	743,469
GRG Banking Equipment Co. Ltd., Class A	240,800	389,253
Inspur Electronic Information Industry Co. Ltd., Class A	152,260	718,963
Ninestar Corp., Class A	107,810	599,843
Shenzhen Kaifa Technology Co. Ltd., Class A	150,500	430,128

		2,881,656

Textiles, Apparel & Luxury Goods — 0.0%
Zhejiang Semir Garment Co. Ltd., Class A	210,700	317,478

Trading Companies & Distributors — 0.1%
Beijing United Information Technology Co. Ltd., Class A	33,200	502,424

Security	Shares	Value

Trading Companies & Distributors (continued)
Xiamen C & D Inc., Class A	286,300	$313,319

		815,743

Transportation Infrastructure — 0.2%
Shanghai International Airport Co. Ltd., Class A	111,422	665,695
Shanghai International Port Group Co. Ltd., Class A	1,053,500	804,304

		1,469,999

Total Common Stocks — 99.7% (Cost: $442,010,446)		625,806,099

Total Investments in Securities — 99.7% (Cost: $442,010,446)		625,806,099

Other Assets, Less Liabilities — 0.3%		1,720,369

Net Assets — 100.0%		$627,526,468

(a)	Non-income producing security.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE China A50 E-Mini Index	71	08/30/21	$1,066	$(67,710)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$67,710

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(391,874)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(67,710)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$223,705

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI China A ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,756,661	$621,049,438	$—	$625,806,099

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(67,710)	$—	$(67,710)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Statements of Assets and Liabilities

July 31, 2021

	iShares China Large-Cap ETF	iShares MSCI China A ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,751,859,599	$625,806,099
Affiliated(c)	271,296,269	—
Cash	—	692,662
Foreign currency, at value(d)	16,894,405	1,103,592
Cash pledged:
Futures contracts	5,926,984	64,000
Receivables:
Investments sold	499	—
Securities lending income — Affiliated	57,127	—
Capital shares sold	264,583,315	—
Dividends	36,911,301	15,225

Total assets	5,347,529,499	627,681,578

LIABILITIES
Bank overdraft	203,945,217	—
Collateral on securities loaned, at value	48,794,340	—
Payables:
Investments purchased	278,730,855	—
Variation margin on futures contracts	596,221	22,603
Investment advisory fees	2,975,527	132,507

Total liabilities	535,042,160	155,110

NET ASSETS	$4,812,487,339	$627,526,468

NET ASSETS CONSIST OF:
Paid-in capital	$7,510,747,062	$464,262,433
Accumulated earnings (loss)	(2,698,259,723)	163,264,035

NET ASSETS	$4,812,487,339	$627,526,468

Shares outstanding	119,250,000	15,050,000

Net asset value	$40.36	$41.70

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$42,799,108	$—

(b) Investments, at cost — Unaffiliated	$4,977,253,386	$442,010,446

(c) Investments, at cost — Affiliated	$271,280,714	$—

(d) Foreign currency, at cost	$16,882,958	$1,099,842

See notes to financial statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2021

	iShares China Large-Cap ETF	iShares MSCI China A ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$117,327,471	$10,102,197
Dividends — Affiliated	2,358	—
Interest — Unaffiliated	—	1,150
Securities lending income — Affiliated — net	471,255	—
Foreign taxes withheld	(10,246,840)	(1,016,585)

Total investment income	107,554,244	9,086,762

EXPENSES
Investment advisory fees	30,150,465	3,678,110
Commitment fees	—	2,982
Miscellaneous	173	173

Total expenses	30,150,638	3,681,265

Less:
Investment advisory fees waived	—	(2,210,021)

Total expenses after fees waived	30,150,638	1,471,244

Net investment income	77,403,606	7,615,518

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(485,448,695)	(11,603,967)
Investments — Affiliated	3,393	—
In-kind redemptions — Unaffiliated	196,438,849	—
Futures contracts	(2,822,471)	(391,874)
Foreign currency transactions	(75,614)	44,785

Net realized loss	(291,904,538)	(11,951,056)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	50,876,325	72,546,997
Investments — Affiliated	(52,298)	—
Futures contracts	(4,419,239)	(67,710)
Foreign currency translations	(7,083)	3,499

Net change in unrealized appreciation (depreciation)	46,397,705	72,482,786

Net realized and unrealized gain (loss)	(245,506,833)	60,531,730

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(168,103,227)	$68,147,248

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Changes in Net Assets

	iShares China Large-Cap ETF		iShares MSCI China A ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$77,403,606	$90,387,550	$7,615,518	$5,417,031
Net realized gain (loss)	(291,904,538)	136,500,623	(11,951,056)	(8,566,578)
Net change in unrealized appreciation (depreciation)	46,397,705	(248,556,366)	72,482,786	95,860,338

Net increase (decrease) in net assets resulting from operations	(168,103,227)	(21,668,193)	68,147,248	92,710,791

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(75,177,990)	(109,484,134)	(6,046,186)	(3,307,597)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,626,058,494	(1,478,548,428)	81,420,345	252,612,876

NET ASSETS
Total increase (decrease) in net assets	1,382,777,277	(1,609,700,755)	143,521,407	342,016,070
Beginning of year	3,429,710,062	5,039,410,817	484,005,061	141,988,991

End of year	$4,812,487,339	$3,429,710,062	$627,526,468	$484,005,061

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares China Large-Cap ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$41.57	$41.63	$43.14	$42.57	$35.11

Net investment income(a)	0.88	0.89	1.07	1.27	0.86
Net realized and unrealized gain (loss)(b)	(1.26)	0.17	(1.73)	0.80	7.47

Net increase (decrease) from investment operations	(0.38)	1.06	(0.66)	2.07	8.33

Distributions(c)
From net investment income	(0.83)	(1.12)	(0.85)	(1.50)	(0.87)

Total distributions	(0.83)	(1.12)	(0.85)	(1.50)	(0.87)

Net asset value, end of year	$40.36	$41.57	$41.63	$43.14	$42.57

Total Return
Based on net asset value	(1.13)%	2.59%	(1.44)%	4.73%	24.23%

Ratios to Average Net Assets
Total expenses	0.74%	0.74%	0.74%	0.74%	0.74%

Net investment income	1.90%	2.18%	2.55%	2.75%	2.26%

Supplemental Data
Net assets, end of year (000)	$4,812,487	$3,429,710	$5,039,411	$4,096,070	$3,346,303

Portfolio turnover rate(d)	62%	18%	14%	18%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

iShares MSCI China A ETF

Year Ended 07/31/21			Year Ended 07/31/20		Year Ended 07/31/19		Year Ended 07/31/18		Year Ended 07/31/17

Net asset value, beginning of year	$36.39		$28.68		$27.06		$29.19		$25.68

Net investment income(a)	0.52		0.59		0.84		0.56		0.30
Net realized and unrealized gain (loss)(b)	5.22		7.47		1.67		(2.38)		3.66

Net increase (decrease) from investment operations	5.74		8.06		2.51		(1.82)		3.96

Distributions(c)
From net investment income	(0.43)		(0.35)		(0.19)		(0.31)		(0.45)
From net realized gain	—		—		(0.70)		—		—

Total distributions	(0.43)		(0.35)		(0.89)		(0.31)		(0.45)

Net asset value, end of year	$41.70		$36.39		$28.68		$27.06		$29.19

Total Return
Based on net asset value	15.79%		28.40%		9.97%		(6.33	)%(d)	15.65%

Ratios to Average Net Assets
Total expenses	0.60%		0.63%		0.65%		0.65%		0.65%

Total expenses after fees waived	0.24%		0.24%		0.24%		0.55%		0.65%

Net investment income	1.24%		1.98%		3.10%		1.81%		1.13%

Supplemental Data
Net assets, end of year (000)	$627,526		$484,005		$141,989		$13,529		$10,217

Portfolio turnover rate(e)	38	%(f)	31	%(f)	44	%(f)	154%		13%

(a)   Based on average shares outstanding.

(b)   The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -6.54%.

(e)   Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(f) Portfolio turnover rate excluding cash creations was as follows:	24%		28%		22%		—		—

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

China Large-Cap	Non-diversified
MSCI China A	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statements of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2021, if any, are disclosed in the statements of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statements of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements   (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

China Large-Cap
Barclays Capital Inc.	$3,750,961	$3,750,961		$—	$—
BofA Securities, Inc.	6,082,162	6,082,162		—	—
Citigroup Global Markets Inc.	27,718,534	27,718,534		—	—
Credit Suisse Securities (USA) LLC	540,128	540,128		—	—
Goldman Sachs & Co.	2,305,702	2,305,702		—	—
Morgan Stanley & Co. LLC	2,401,621	2,401,621		—	—

	$42,799,108	$42,799,108		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statements of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statements of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements   (continued)

payable) on futures contracts in the statements of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statements of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares China Large-Cap ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fee

First $6 billion	0.74%
Over $6 billion, up to and including $9 billion	0.67
Over $9 billion, up to and including $12 billion	0.60
Over $12 billion	0.54

For its investment advisory services to the iShares MSCI China A ETF, BFA is entitled to an annual investment advisory fee of 0.60%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). BFA has elected to implement a voluntary fee waiver in order to limit the Fund’s total annual operating expenses after fee waiver to 0.24%, and currently intends to keep such voluntary fee waiver for the Fund in place through December 31, 2021. Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

MSCI China A	$2,210,021

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statements of operations. For the year ended July 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

China Large-Cap	$128,365

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

China Large-Cap	$83,204,111	$53,553,652	$8,149,727

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statements of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

China Large-Cap	$4,781,323,967	$2,501,895,193
MSCI China A	308,299,578	226,939,945

For the year ended July 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

China Large-Cap	$—	$659,634,201

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

China Large-Cap	$155,070,369	$(155,070,369)

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements   (continued)

The tax character of distributions was as follows:

iShares ETF	Year Ended 07/31/21	Year Ended 07/31/20

China Large-Cap
Ordinary income	$75,177,990	$109,484,134

MSCI China A
Ordinary income	$6,046,186	$3,307,597

As of July 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

China Large-Cap	$57,067,153	$(2,357,333,369)	$(397,993,507)		$(2,698,259,723)
MSCI China A	6,105,783	(13,836,433)	170,994,685		163,264,035

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

China Large-Cap	$5,421,143,038	$490,379,657	$(888,366,827)	$(397,987,170)
MSCI China A	454,747,407	207,691,369	(36,700,387)	170,990,982

9.	LINE OF CREDIT

The iShares MSCI China A ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1 and $200 million with respect to Tier 2, including the Fund. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

During the year ended July 31, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The iShares MSCI China A ETF invests in A-shares (i.e., equity securities of companies based in the People’s Republic of China (“China” or “PRC”) that trade on the Shanghai Stock Exchange and Shenzhen Stock Exchange) primarily through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). Investing in A-shares through Stock Connect is subject to trading, clearance and settlement procedures, which could pose risks to the Fund. Trading through Stock Connect is subject to a daily quota, which limits the maximum net purchases under Stock Connect each day. The daily quota may restrict the Fund’s ability to invest in A-shares on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Additionally, the Fund may be subject to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. The A-shares market has a higher propensity for trading suspensions than many other global equity markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statements of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements   (continued)

taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/21		Year Ended 07/31/20

iShares ETF	Shares	Amount	Shares	Amount

China Large-Cap
Shares sold	50,700,000	$2,298,663,625	14,400,000	$587,905,012
Shares redeemed	(13,950,000)	(672,605,131)	(52,950,000)	(2,066,453,440)

Net increase (decrease)	36,750,000	$1,626,058,494	(38,550,000)	$(1,478,548,428)

MSCI China A
Shares sold	3,900,000	$168,647,485	8,700,000	$262,711,214
Shares redeemed	(2,150,000)	(87,227,140)	(350,000)	(10,098,338)

Net increase	1,750,000	$81,420,345	8,350,000	$252,612,876

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statements of assets and liabilities.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Line of Credit: On August 12, 2021, the Credit Agreement with State Street Bank and Trust Company was terminated.

Effective August 13, 2021, the iShares MSCI China A ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares China Large-Cap ETF and

iShares MSCI China A ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares China Large-Cap ETF and iShares MSCI China A ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Dividend Income

China Large-Cap	$102,294,540
MSCI China A	10,013,233

The Funds intend to pass through to their shareholders the following amount(s), or maximum amount(s) allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

China Large-Cap	$117,328,067	$8,908,133
MSCI China A	10,102,196	1,017,201

I M P O R T A N T T A X I N F O R M A T I O N	35

Board Review and Approval of Investment Advisory Contract

iShares China Large-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI China A ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	37

Board Review and Approval of Investment Advisory Contract  (continued)

providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	39

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

China Large-Cap(a)	$0.832492	$—	$0.002091	$0.834583	100%	—%	0	%(b)	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares China Large-Cap ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

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Supplemental Information  (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 320.3 thousand. This figure is comprised of fixed remuneration of USD 149.15 thousand and variable remuneration of USD 171.15 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 52.18 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 4.21 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	41

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 381 funds as of July 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)   Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)   Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

JSC	Joint Stock Company

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	45

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-708-0721

JULY 31, 2021

2021 Annual Report

iShares Trust

•  iShares Core Aggressive Allocation ETF | AOA | NYSE Arca

•  iShares Core Conservative Allocation ETF | AOK | NYSE Arca

•  iShares Core Growth Allocation ETF | AOR | NYSE Arca

•  iShares Core Moderate Allocation ETF | AOM | NYSE Arca

•  iShares Morningstar Multi-Asset Income ETF | IYLD | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.19%	36.45%

U.S. small cap equities (Russell 2000® Index)	7.86	51.97

International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31

Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended July 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 33.18% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of coronavirus vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Two fiscal stimulus bills passed by Congress during the reporting period provided significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels by the end of the reporting period. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy grow at a record annualized pace of 33.8% in the third quarter of 2020, as activity rebounded from the pandemic-induced recession in the first half of 2020. Growth continued at a slower pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. Action by the U.S. Federal Reserve (“the Fed”) also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries approved a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout lagged in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also advanced substantially amid a sharp rebound in economic activity. Strong economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, fueled by economic recovery and a relatively weak U.S. dollar. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Core Aggressive Allocation ETF

Investment Objective

The iShares Core Aggressive Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent an aggressive target risk allocation strategy, as represented by the S&P Target Risk Aggressive Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	27.01%	11.56%	9.95%	27.01%	72.81%	158.20%
Fund Market	26.82	11.51	9.93	26.82	72.37	157.63
Index	27.27	11.72	10.08	27.27	74.02	161.27

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 1,117.40	$ 1.05		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2021 (continued)	iShares® Core Aggressive Allocation ETF

Portfolio Management Commentary

The Index’s mix of stock and bond funds designed to represent a growth target risk allocation strategy advanced for the reporting period. The equity allocation, which represented approximately 82% of the Index on average, contributed the most to the Index’s performance, while the bond component contributed only marginally. Large capitalization U.S. stocks, particularly in the information technology sector, drove gains in the equity allocation. The software and services industry gained, buoyed by an increase in investments to support remote work. Increased adoption of cloud computing, which provides a steady revenue stream for software makers, helped propel earnings in the industry. Sales of cloud products that help build and deploy applications and services grew significantly, bolstering industry revenues.

The technology hardware and equipment industry also advanced, as continued remote work and school requirements boosted demand for computers, mobile devices, and technology services. The release of new mobile devices with 5G technology led to sharply higher sales in the industry. The semiconductors and semiconductor equipment industry benefited from a global microchip shortage and higher demand for advanced graphics cards amid an increase in gaming.

U.S. financials stocks contributed meaningfully to performance, as the diversified financials industry benefited from robust retail stock trading and strong revenues from investment banking amid brisk merger activity. Communication services stocks also gained amid substantially higher revenues from online advertising, bolstering the interactive media and services industry’s profitability.

Stocks in international developed markets further added to the Index’s return. Japanese stocks gained as the global economic recovery drove an increase in exports, particularly to China. The industrials sector contributed the most among Japanese stocks, boosted by a strong rebound in industrial production and business sentiment. U.K. stocks were another source of strength, benefiting from loosening coronavirus restrictions and one of the world’s swiftest vaccination programs. Financials stocks led the advance in the U.K. as the improving economy boosted loan quality at banks, prompting the release of loan loss reserves.

Within the bond allocation, which represented approximately 18% of the Index on average, U.S. bonds contributed the most to the Index’s performance. Corporate bonds gained slightly, particularly lower-rated corporate bonds, as improving corporate balance sheets and investor demand for yield drove yields lower (bond prices and bond yields are inversely related).

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments(a)

Domestic Equity	45.8%
International Equity	34.3
Domestic Fixed Income	16.9
International Fixed Income	3.0

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments(a)

iShares Core S&P 500 ETF	42.0%
iShares Core MSCI International Developed Markets ETF	25.7
iShares Core Total USD Bond Market ETF	16.9
iShares Core MSCI Emerging Markets ETF	8.6
iShares Core International Aggregate Bond ETF	3.0

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Core Conservative Allocation ETF

Investment Objective

The iShares Core Conservative Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a conservative target risk allocation strategy, as represented by the S&P Target Risk Conservative Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	9.70%	6.32%	5.46%	9.70%	35.87%	70.22%
Fund Market	9.81	6.33	5.47	9.81	35.92	70.38
Index	9.99	6.51	5.59	9.99	37.08	72.21

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,046.30	$ 0.96		$ 1,000.00	$ 1,023.90	$ 0.95		0.19%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2021 (continued)	iShares® Core Conservative Allocation ETF

Portfolio Management Commentary

The Index’s mix of stock and bond funds designed to represent a conservative target risk allocation strategy advanced for the reporting period. The equity allocation, which represented approximately 32% of the Index on average, contributed the most to the Index’s performance, while the bond component contributed only marginally. Large capitalization U.S. stocks, particularly in the information technology sector, drove gains in the equity allocation. The software and services industry gained, buoyed by an increase in investments to support remote work. Increased adoption of cloud computing, which provides a steady revenue stream for software makers, helped propel earnings in the industry.

The technology hardware and equipment industry also advanced as continued remote work and school requirements boosted demand for computers, mobile devices, and technology services. The semiconductors and semiconductor equipment industry benefited from a global microchip shortage and higher demand for advanced graphics cards amid an increase in gaming.

U.S. financials stocks contributed meaningfully to performance, as the diversified financials industry benefited from robust retail stock trading and strong revenues from investment banking amid brisk merger activity. Communication services stocks also gained amid substantially higher revenues from online advertising, bolstering the interactive media and services industry’s profitability.

Stocks in international developed markets further added to the Index’s return. Japanese stocks gained as the global economic recovery drove an increase in exports, particularly to China. The industrials sector contributed the most among Japanese stocks, boosted by a strong rebound in industrial production and business sentiment. U.K. stocks were another source of strength, benefiting from loosening coronavirus restrictions and one of the world’s swiftest vaccination programs.

Within the bond allocation, which represented approximately 68% of the Index on average, U.S. bonds contributed the most to the Index’s performance. Corporate bonds gained slightly, particularly lower-rated corporate bonds, as improving corporate balance sheets and investor demand for yield drove yields lower (bond prices and bond yields are inversely related). The strengthening economy helped reduce investors’ concerns about corporate solvency, and spreads between high-yield corporate bonds and U.S. Treasuries declined significantly. Low borrowing costs and strong investor demand supported high levels of corporate bond issuance as many companies used debt to refinance or add to their cash reserves. Gains in corporate bonds were partially offset by U.S. Treasuries, which declined amid a growing economy and higher inflation expectations.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments(a)

Domestic Fixed Income	59.3%
Domestic Equity	17.3
International Equity	12.9
International Fixed Income	10.5

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments(a)

iShares Core Total USD Bond Market ETF	59.3%
iShares Core S&P 500 ETF	15.8
iShares Core International Aggregate Bond ETF	10.5
iShares Core MSCI International Developed Markets ETF	9.7
iShares Core MSCI Emerging Markets ETF	3.2

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Core Growth Allocation ETF

Investment Objective

The iShares Core Growth Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a growth allocation target risk strategy, as represented by the S&P Target Risk Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	19.92%	9.51%	8.29%	19.92%	57.51%	121.72%
Fund Market	19.85	9.48	8.27	19.85	57.30	121.36
Index	20.21	9.68	8.42	20.21	58.76	124.48

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,089.30	$ 1.04		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2021 (continued)	iShares® Core Growth Allocation ETF

Portfolio Management Commentary

The Index’s mix of stock and bond funds designed to represent a growth target risk allocation strategy advanced for the reporting period. The equity allocation, which represented approximately 62% of the Index on average, contributed the most to the Index’s performance, while the bond component contributed only marginally. Large capitalization U.S. stocks, particularly in the information technology sector, drove gains in the equity allocation. The software and services industry gained, buoyed by an increase in investments to support remote work. Increased adoption of cloud computing, which provides a steady revenue stream for software makers, helped propel earnings in the industry. Sales of cloud products that help build and deploy applications and services grew significantly, bolstering revenues in the industry.

The technology hardware and equipment industry also advanced, as continued remote work and school requirements boosted demand for computers, mobile devices, and technology services. The semiconductors and semiconductor equipment industry benefited from a global microchip shortage and higher demand for advanced graphics cards amid an increase in gaming.

U.S. financials stocks contributed meaningfully to performance, as the diversified financials industry benefited from robust retail stock trading and strong revenues from investment banking amid brisk merger activity. Communication services stocks also gained, amid substantially higher revenues from online advertising, bolstering the interactive media and services industry’s profitability.

Stocks in international developed markets further added to the Index’s return. Japanese stocks gained as the global economic recovery drove an increase in exports, particularly to China. The industrials sector contributed the most among Japanese stocks, boosted by a strong rebound in industrial production and business sentiment. U.K. stocks were another source of strength, benefiting from loosening coronavirus restrictions and one of the world’s swiftest vaccination programs. Financials stocks led the advance in the U.K., as the improving economy boosted loan quality at banks, prompting the release of loan loss reserves.

Within the bond allocation, which represented approximately 38% of the Index on average, U.S. bonds contributed the most to the Index’s performance. Corporate bonds gained slightly, particularly lower-rated corporate bonds, as improving corporate balance sheets and investor demand for yield drove yields lower (bond prices and bond yields are inversely related). These gains were partially offset by U.S. Treasuries, which declined amid a growing economy and higher inflation expectations.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments(a)

Domestic Equity	34.4%
Domestic Fixed Income	33.8
International Equity	25.8
International Fixed Income	6.0

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments(a)

iShares Core Total USD Bond Market ETF	33.8%
iShares Core S&P 500 ETF	31.5
iShares Core MSCI International Developed Markets ETF	19.3
iShares Core MSCI Emerging Markets ETF	6.5
iShares Core International Aggregate Bond ETF	6.0

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Core Moderate Allocation ETF

Investment Objective

The iShares Core Moderate Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a moderate target risk allocation strategy, as represented by the S&P Target Risk Moderate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	13.03%	7.40%	6.40%	13.03%	42.88%	86.01%
Fund Market	13.13	7.37	6.41	13.13	42.72	86.09
Index	13.35	7.59	6.53	13.35	44.14	88.32

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 1,060.80	$ 0.97		$ 1,000.00	$ 1,023.90	$ 0.95		0.19%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2021 (continued)	iShares® Core Moderate Allocation ETF

Portfolio Management Commentary

The Index’s mix of stock and bond funds designed to represent a moderate target risk allocation strategy advanced for the reporting period. The equity allocation, which represented approximately 43% of the Index on average, contributed the most to the Index’s performance, while the bond component contributed only marginally. Large capitalization U.S. stocks, particularly in the information technology sector, drove gains in the equity allocation. The software and services industry gained, buoyed by an increase in investments to support remote work. Increased adoption of cloud computing, which provides a steady revenue stream for software makers, helped propel earnings in the industry. Sales of cloud products that build and deploy applications and services grew significantly, bolstering revenues in the industry.

The technology hardware and equipment industry also advanced, as continued remote work and school requirements boosted demand for computers, mobile devices, and technology services. The semiconductors and semiconductor equipment industry benefited from a global microchip shortage and higher demand for advanced graphics cards amid an increase in gaming.

U.S. financials stocks contributed meaningfully to performance, as the diversified financials industry benefited from robust retail stock trading and strong revenues from investment banking amid brisk merger activity. Communication services stocks also gained amid substantially higher revenues from online advertising, bolstering the interactive media and services industry’s profitability.

Stocks in international developed markets further added to the Index’s return. Japanese stocks gained as the global economic recovery drove an increase in exports, particularly to China. The industrials sector contributed the most among Japanese stocks, boosted by a strong rebound in industrial production and business sentiment. U.K. stocks were another source of strength, benefiting from loosening coronavirus restrictions and one of the world’s swiftest vaccination programs.

Within the bond allocation, which represented approximately 57% of the Index on average, U.S. bonds contributed the most to the Index’s performance. Corporate bonds gained slightly, particularly lower-rated corporate bonds, as improving corporate balance sheets and investor demand for yield drove yields lower (bond prices and bond yields are inversely related). The strengthening economy helped reduce investors’ concerns about corporate solvency, and spreads between high-yield corporate bonds and U.S. Treasuries declined significantly. Gains in corporate bonds were partially offset by U.S. Treasuries, which declined amid a growing economy and higher inflation expectations.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments(a)

Domestic Fixed Income	50.8%
Domestic Equity	23.0
International Equity	17.2
International Fixed Income	9.0

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments(a)

iShares Core Total USD Bond Market ETF	50.8%
iShares Core S&P 500 ETF	21.1
iShares Core MSCI International Developed Markets ETF	12.9
iShares Core International Aggregate Bond ETF	9.0
iShares Core MSCI Emerging Markets ETF	4.3

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Morningstar Multi-Asset Income ETF

Investment Objective

The iShares Morningstar Multi-Asset Income ETF (the “Fund”) seeks to track the investment results of an index composed of underlying equity, fixed income and other income funds that collectively seek to deliver high current income while providing an opportunity for capital appreciation, as represented by the Morningstar® Multi-Asset High Income IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	10.15%	4.27%	4.94%	10.15%	23.23%	56.84%
Fund Market	10.21	4.26	4.94	10.21	23.19	56.78
Index	10.35	4.37	4.99	10.35	23.86	57.45

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 1,047.10	$ 1.27		$ 1,000.00	$ 1,023.60	$ 1.25		0.25%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2021 (continued)	iShares® Morningstar Multi-Asset Income ETF

Portfolio Management Commentary

The Index’s mix of stock, bond, and real estate investment trust (“REIT”) funds designed to seek a high current income while providing an opportunity for capital appreciation posted a positive return for the reporting period. The equity allocation was the largest contributor to the Index’s return. Securities in developed countries outside the U.S. with relatively high dividends gained, reflecting recovering economies. U.K. companies led the advance as higher iron ore prices and increased demand from China drove metals and mining firms to issue special dividends. Utilities companies in the U.K. also helped as dividends remained stable amid sales of traditional assets and an increased focus on networks and renewable energy. Canadian and Australian stocks were also notable contributors, particularly in the financials sector, as banks built up capital reserves in advance of a lowering of restrictions on dividend payouts.

As global economies recovered, high-dividend stocks from emerging market countries also advanced. Steel companies in Russia maintained their dividend payments, even increasing their payout ratios for the reporting period. South African financials stocks also contributed, helped by the easing of credit impairments and company reorganizations at diversified banks.

The Index’s property allocation was another source of strength. Mortgage REITs contributed significantly. Several forces supported mortgage REITs, including large purchases of mortgage-backed securities by the Fed to support the U.S. economy during the pandemic. Mortgage REITs derive their income from the difference between the short-term interest rates at which they borrow funds to purchase securities and the long-term rates they earn on their mortgage investments. Historically low interest rates drove high demand for consumer mortgages and refinancing, which also helped mortgage REITs. Amid signs of economic stabilization, easing pandemic restrictions, and optimism that coronavirus vaccine rollouts would lead to a substantive recovery in 2021, long-term interest rates rose in the second half of the reporting period. This widening of the spread between short- and long-term interest rates supported profitability of mortgage REITs.

Finally, the bond component of the Index contributed only marginally to the Index’s performance. Preferred stocks, which have some bond-like characteristics, gained as investors sought out yield in a low interest rate environment. High-yield corporate bonds also advanced as the improving economy assuaged investors’ pandemic-related concerns about solvency, leading to higher returns for lower-rated bonds.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments(a)

Domestic Fixed Income	31.0%
Domestic Equity	24.2
Mortgage-Backed Securities	14.7
International Equity	9.9
International Fixed Income	9.5
Non-Investment Grade Bonds	5.7
Domestic Real Estate	5.0

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments(a)

iShares 20+ Year Treasury Bond ETF	15.9%
iShares Preferred and Income Securities ETF	15.0
iShares MBS ETF	14.7
iShares 10-20 Year Treasury Bond ETF	10.4
iShares Emerging Markets Dividend ETF	9.4

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments July 31, 2021	iShares® Core Aggressive Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Domestic Equity — 45.8%
iShares Core S&P 500 ETF	1,394,459	$614,119,744
iShares Core S&P Mid-Cap ETF	143,173	38,615,190
iShares Core S&P Small-Cap ETF	159,432	17,578,972

		670,313,906

Domestic Fixed Income — 16.8%
iShares Core Total USD Bond Market ETF	4,575,914	246,824,801

International Equity — 34.3%
iShares Core MSCI Emerging Markets ETF	1,991,136	125,859,707
iShares Core MSCI International Developed Markets ETF	5,539,884	376,933,707

		502,793,414

International Fixed Income — 3.0%
iShares Core International Aggregate Bond ETF	780,642	43,583,243

Total Investment Companies — 99.9% (Cost: $1,131,800,602)		1,463,515,364

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	1,373,000	$1,373,000

Total Short-Term Investments — 0.1% (Cost: $1,373,000)		1,373,000

Total Investments in Securities — 100.0% (Cost: $1,133,173,602)		1,464,888,364

Other Assets, Less Liabilities — (0.0)%		(182,102)

Net Assets — 100.0%		$1,464,706,262

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$8,922,710	$—		$(8,917,280	)(b)	$1,294	$(6,724)	$—	—	$14,558	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,323,000	50,000	(b)	—		—	—	1,373,000	1,373,000	1,004		—
iShares Core International Aggregate Bond ETF	27,021,333	17,202,384		(1,095,753)		102,106	353,173	43,583,243	780,642	180,781		—
iShares Core MSCI Emerging Markets ETF	95,342,898	25,366,131		(15,023,195)		888,787	19,285,086	125,859,707	1,991,136	2,222,860		—
iShares Core MSCI International Developed Markets ETF	281,913,970	72,550,199		(58,025,925)		2,158,332	78,337,131	376,933,707	5,539,884	8,184,175		—
iShares Core S&P 500 ETF	418,611,388	111,114,587		(63,758,113)		17,351,047	130,800,835	614,119,744	1,394,459	7,477,385		—
iShares Core S&P Mid-Cap ETF	26,107,733	7,208,112		(5,811,643)		249,218	10,861,770	38,615,190	143,173	401,750		—
iShares Core S&P Small-Cap ETF	10,746,514	3,168,803		(1,781,084)		(2,285)	5,447,024	17,578,972	159,432	157,645		—
iShares Core Total USD Bond Market ETF	155,176,465	100,247,941		(6,117,649)		424,991	(2,906,947)	246,824,801	4,575,914	3,680,054		141,566

						$21,173,490	$242,171,348	$1,464,888,364		$22,320,212		$141,566

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core Aggressive Allocation ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	5	09/17/21	$1,097	$40,116

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$40,116

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$692,674

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(23,886)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$968,083

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$1,463,515,364	$—	$—	$1,463,515,364
Money Market Funds	1,373,000	—	—	1,373,000

	$1,464,888,364	$—	$—	$1,464,888,364

Derivative financial instruments(a)
Assets
Futures Contracts	$40,116	$—	$—	$40,116

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments July 31, 2021	iShares® Core Conservative Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Domestic Equity — 17.2%
iShares Core S&P 500 ETF	338,864	$149,235,706
iShares Core S&P Mid-Cap ETF	34,797	9,385,099
iShares Core S&P Small-Cap ETF	38,789	4,276,875

		162,897,680

Domestic Fixed Income — 59.2%
iShares Core Total USD Bond Market ETF	10,378,370	559,809,278

International Equity — 12.9%
iShares Core MSCI Emerging Markets ETF	483,853	30,584,348
iShares Core MSCI International Developed Markets ETF	1,346,215	91,596,469

		122,180,817

International Fixed Income — 10.5%
iShares Core International Aggregate Bond ETF	1,770,536	98,849,025

Total Investment Companies — 99.8% (Cost: $870,344,231)		943,736,800

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	1,661,000	$1,661,000

Total Short-Term Investments — 0.2% (Cost: $1,661,000)		1,661,000

Total Investments in Securities — 100.0% (Cost: $872,005,231)		945,397,800

Other Assets, Less Liabilities — (0.0)%		(141,985)

Net Assets — 100.0%		$945,255,815

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$4,649,977	$—	$(4,649,292	)(b)	$(1,011)	$326	$—	—	$31,775	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,221,000	—	(3,560,000	)(b)	—	—	1,661,000	1,661,000	1,287		—
iShares Core International Aggregate Bond ETF	69,393,405	44,897,295	(16,346,875)		1,231,549	(326,349)	98,849,025	1,770,536	473,316		—
iShares Core MSCI Emerging Markets ETF	26,231,294	15,030,548	(16,362,109)		2,884,995	2,799,620	30,584,348	483,853	590,963		—
iShares Core MSCI International Developed Markets ETF	77,569,345	43,071,338	(50,571,253)		4,504,024	17,023,015	91,596,469	1,346,215	2,120,945		—
iShares Core S&P 500 ETF	115,179,885	65,493,202	(70,724,785)		17,763,137	21,524,267	149,235,706	338,864	2,044,800		—
iShares Core S&P Mid-Cap ETF	5,286,362	6,128,444	(4,986,807)		1,033,075	1,924,025	9,385,099	34,797	109,353		—
iShares Core S&P Small-Cap ETF	1,139,360	3,705,168	(1,955,507)		213,974	1,173,880	4,276,875	38,789	42,981		—
iShares Core Total USD Bond Market ETF	398,506,075	261,454,633	(92,281,240)		4,643,679	(12,513,869)	559,809,278	10,378,370	9,367,057		369,980

					$32,273,422	$31,604,915	$945,397,800		$14,782,477		$369,980

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core Conservative Allocation ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$943,736,800	$—	$—	$943,736,800
Money Market Funds	1,661,000	—	—	1,661,000

	$945,397,800	$—	$—	$945,397,800

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments July 31, 2021	iShares® Core Growth Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Domestic Equity — 34.4%
iShares Core S&P 500 ETF	1,320,171	$581,403,308
iShares Core S&P Mid-Cap ETF	135,528	36,553,257
iShares Core S&P Small-Cap ETF	150,998	16,649,040

		634,605,605

Domestic Fixed Income — 33.8%
iShares Core Total USD Bond Market ETF	11,552,327	623,132,518

International Equity — 25.8%
iShares Core MSCI Emerging Markets ETF	1,885,062	119,154,769
iShares Core MSCI International Developed Markets ETF	5,244,738	356,851,973

		476,006,742

International Fixed Income — 5.9%
iShares Core International Aggregate Bond ETF	1,970,813	110,030,490

Total Investment Companies — 99.9% (Cost: $1,544,668,585)		1,843,775,355

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	1,523,000	$1,523,000

Total Short-Term Investments — 0.1% (Cost: $1,523,000)		1,523,000

Total Investments in Securities — 100.0% (Cost: $1,546,191,585)		1,845,298,355

Other Assets, Less Liabilities — (0.0)%		(299,956)

Net Assets — 100.0%		$ 1,844,998,399

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$18,480,664	$—	$(18,475,748	)(b)	$(4,883)	$(33)	$—	—	$66,008	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,513,000	—	(990,000	)(b)	—	—	1,523,000	1,523,000	1,919		—
iShares Core International Aggregate Bond ETF	77,160,110	39,429,118	(7,758,391)		571,880	627,773	110,030,490	1,970,813	508,368		—
iShares Core MSCI Emerging Markets ETF	102,094,673	30,950,587	(35,129,595)		5,088,742	16,150,362	119,154,769	1,885,062	2,243,044		—
iShares Core MSCI International Developed Markets ETF	301,878,644	88,349,959	(115,473,918)		6,054,774	76,042,514	356,851,973	5,244,738	8,168,664		—
iShares Core S&P 500 ETF	448,256,151	135,320,982	(152,108,529)		44,071,564	105,863,140	581,403,308	1,320,171	7,660,274		—
iShares Core S&P Mid-Cap ETF	27,956,249	8,807,120	(11,631,056)		2,327,830	9,093,114	36,553,257	135,528	410,882		—
iShares Core S&P Small-Cap ETF	11,520,994	3,852,223	(4,322,715)		137,822	5,460,716	16,649,040	150,998	161,317		—
iShares Core Total USD Bond Market ETF	443,109,253	231,379,186	(43,589,475)		2,179,182	(9,945,628)	623,132,518	11,552,327	9,935,124		387,265

					$60,426,911	$203,291,958	$1,845,298,355		$29,155,600		$387,265

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core Growth Allocation ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$1,843,775,355	$—	$—	$1,843,775,355
Money Market Funds	1,523,000	—	—	1,523,000

	$1,845,298,355	$—	$—	$1,845,298,355

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments July 31, 2021	iShares® Core Moderate Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Domestic Equity — 23.0%
iShares Core S&P 500 ETF	816,143	$359,429,377
iShares Core S&P Mid-Cap ETF	83,831	22,610,059
iShares Core S&P Small-Cap ETF	93,361	10,293,984

		392,333,420

Domestic Fixed Income — 50.7%
iShares Core Total USD Bond Market ETF	16,068,963	866,759,864

International Equity — 17.2%
iShares Core MSCI Emerging Markets ETF	1,165,363	73,662,595
iShares Core MSCI International Developed Markets ETF	3,242,347	220,609,290

		294,271,885

International Fixed Income — 9.0%
iShares Core International Aggregate Bond ETF	2,741,349	153,049,515

Total Investment Companies — 99.9% (Cost: $1,524,961,727)		1,706,414,684

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	1,776,000	$1,776,000

Total Short-Term Investments — 0.1% (Cost: $1,776,000)		1,776,000

Total Investments in Securities — 100.0% (Cost: $1,526,737,727)		1,708,190,684

Other Assets, Less Liabilities — (0.0)%		(270,358)

Net Assets — 100.0%		$ 1,707,920,326

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$2,535,329	$—	$(2,531,078	)(b)	$559	$(4,810)	$—	—	$29,032	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,116,000	—	(8,340,000	)(b)	—	—	1,776,000	1,776,000	2,397		—
iShares Core International Aggregate Bond ETF	104,148,082	60,644,707	(13,328,648)		1,035,950	549,424	153,049,515	2,741,349	696,183		—
iShares Core MSCI Emerging Markets ETF	61,246,306	28,726,425	(29,182,884)		4,330,805	8,541,943	73,662,595	1,165,363	1,377,870		—
iShares Core MSCI International Developed Markets ETF	181,095,877	82,079,643	(92,025,933)		5,896,542	43,563,161	220,609,290	3,242,347	4,994,793		—
iShares Core S&P 500 ETF	268,907,468	125,225,689	(126,096,157)		31,860,931	59,531,446	359,429,377	816,143	4,721,452		—
iShares Core S&P Mid-Cap ETF	13,414,477	11,622,455	(9,226,142)		1,744,243	5,055,026	22,610,059	83,831	252,683		—
iShares Core S&P Small-Cap ETF	2,205,445	8,512,830	(3,546,301)		227,163	2,894,847	10,293,984	93,361	99,191		—
iShares Core Total USD Bond Market ETF	598,093,400	354,271,238	(75,022,952)		3,810,143	(14,391,965)	866,759,864	16,068,963	13,812,071		545,648

					$48,906,336	$105,739,072	$1,708,190,684		$25,985,672		$545,648

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core Moderate Allocation ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$1,706,414,684	$—	$—	$1,706,414,684
Money Market Funds	1,776,000	—	—	1,776,000

	$1,708,190,684	$—	$—	$1,708,190,684

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments July 31, 2021	iShares® Morningstar Multi-Asset Income ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Domestic Equity — 24.2%
iShares Core High Dividend ETF	230,225	$22,389,381
iShares Preferred and Income Securities ETF	927,739	36,571,471

		58,960,852

Domestic Fixed Income — 31.0%
iShares 10-20 Year Treasury Bond ETF	167,430	25,390,759
iShares 20+ Year Treasury Bond ETF	259,192	38,754,388
iShares 7-10 Year Treasury Bond ETF	95,011	11,183,745

		75,328,892

Domestic Real Estate — 5.0%
iShares Mortgage Real Estate ETF	228,516	8,267,709
iShares U.S. Real Estate ETF	36,132	3,856,007

		12,123,716

International Equity — 9.9%
iShares Emerging Markets Dividend ETF	598,144	22,843,120
iShares International Select Dividend ETF	34,727	1,122,377

		23,965,497

International Fixed Income — 9.5%
iShares J.P. Morgan EM Local Currency Bond ETF	271,216	11,784,335
iShares J.P. Morgan USD Emerging Markets Bond ETF	101,098	11,396,778

		23,181,113

Mortgage-Backed Securities — 14.7%
iShares MBS ETF	329,149	35,775,205

Non-Investment Grade Bonds — 5.6%
iShares iBoxx $ High Yield Corporate Bond ETF(b)	156,524	13,749,068

Total Investment Companies — 99.9% (Cost: $245,063,480)		243,084,343

Security	Shares	Value

Short-Term Investments

Money Market Funds — 5.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(a)(c)(d)	13,884,289	$13,891,231
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(c)	140,000	140,000

		14,031,231

Total Short-Term Investments — 5.8% (Cost: $14,012,626)		14,031,231

Total Investments in Securities — 105.7% (Cost: $259,076,106)		257,115,574

Other Assets, Less Liabilities — (5.7)%		(13,924,451)

Net Assets — 100.0%		$243,191,123

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$27,195,726	$—		$(13,269,181	)(a)	$(9,902)	$(25,412)	$13,891,231	13,884,289	$515,181	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	40,000	(a)	—		—	—	140,000	140,000	160		—
iShares 10+ Year Investment Grade Corporate Bond ETF(c)	32,782,236	—		(31,574,226)		1,722,098	(2,930,108)	—	—	86,790		—
iShares 10-20 Year Treasury Bond ETF	—	47,667,613		(18,094,411)		(1,915,719)	(2,266,724)	25,390,759	167,430	600,994		298,078
iShares 20+ Year Treasury Bond ETF	35,435,817	16,665,798		(8,517,332)		(125,948)	(4,703,947)	38,754,388	259,192	539,529		—
iShares 7-10 Year Treasury Bond ETF	—	11,394,463		(488,150)		(222)	277,654	11,183,745	95,011	20,650		—
iShares Core High Dividend ETF	—	22,956,133		(1,446,576)		92,110	787,714	22,389,381	230,225	299,655		—
iShares Emerging Markets Dividend ETF	13,239,311	27,397,283		(20,802,685)		(667,702)	3,676,913	22,843,120	598,144	1,448,335		—
iShares iBoxx $ High Yield Corporate Bond ETF	54,817,135	3,652,998		(45,836,895)		(1,740,040)	2,855,870	13,749,068	156,524	2,068,448		—
iShares International Developed Real Estate ETF(c)	13,945,914	62,679		(15,510,146)		1,868,214	(366,661)	—	—	112,601		—

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Morningstar Multi-Asset Income ETF

Affiliates (continued)

Affiliated Issuer	Value at 07/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income	Capital Gain Distributions from Underlying Funds

iShares International Select Dividend ETF	$42,429,100	$13,205,638	$(63,993,179)	$3,649,222	$5,831,596	$1,122,377	34,727	$1,026,919	$—
iShares J.P. Morgan EM Local Currency Bond ETF	1,124,231	25,206,686	(14,596,849)	125,486	(75,219)	11,784,335	271,216	—	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	41,646,863	9,231,009	(39,425,857)	(977,833)	922,596	11,396,778	101,098	571,026	—
iShares MBS ETF	—	36,592,051	(920,585)	340	103,399	35,775,205	329,149	75,431	—
iShares Mortgage Real Estate ETF	30,188,872	621,058	(30,307,224)	(8,370,264)	16,135,267	8,267,709	228,516	41,408	—
iShares Preferred and Income Securities ETF	13,747,351	28,058,804	(7,509,695)	84,657	2,190,354	36,571,471	927,739	1,357,324	—
iShares U.S. Real Estate ETF	—	3,708,139	(87,751)	2,464	233,155	3,856,007	36,132	18,953	—

				$(6,263,039)	$22,646,447	$257,115,574		$8,783,404	$298,078

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$243,084,343	$—	$—	$243,084,343
Money Market Funds	14,031,231	—	—	14,031,231

	$257,115,574	$—	$—	$257,115,574

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Statements of Assets and Liabilities

July 31, 2021

	iShares Core Aggressive Allocation ETF	iShares Core Conservative Allocation ETF	iShares Core Growth Allocation ETF	iShares Core Moderate Allocation ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$1,464,888,364	$945,397,800	$1,845,298,355	$1,708,190,684
Cash	7,664	9,621	5,826	8,659
Cash pledged:
Futures contracts	62,000	—	—	—
Receivables:
Capital shares sold	—	3,183	—	—
Dividends	14	9	14	14

Total assets	1,464,958,042	945,410,613	1,845,304,195	1,708,199,357

LIABILITIES
Collateral on securities loaned, at value	—	2,148	—	—
Payables:
Variation margin on futures contracts	5,599	—	—	—
Investment advisory fees	246,181	152,650	305,796	279,031

Total liabilities	251,780	154,798	305,796	279,031

NET ASSETS	$1,464,706,262	$945,255,815	$1,844,998,399	$1,707,920,326

NET ASSETS CONSIST OF:
Paid-in capital	$1,140,570,191	$875,430,968	$1,555,252,901	$1,532,648,290
Accumulated earnings	324,136,071	69,824,847	289,745,498	175,272,036

NET ASSETS	$1,464,706,262	$945,255,815	$1,844,998,399	$1,707,920,326

Shares outstanding	20,650,000	23,600,000	32,800,000	37,700,000

Net asset value	$70.93	$40.05	$56.25	$45.30

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Affiliated	$1,133,173,602	$872,005,231	$1,546,191,585	$1,526,737,727

See notes to financial statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

July 31, 2021

iShares Morningstar Multi-Asset Income ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$257,115,574
Cash	7,027
Receivables:
Securities lending income — Affiliated	29,641
Dividends	640

Total assets	257,152,882

LIABILITIES
Collateral on securities loaned, at value	13,910,429
Payables:
Investment advisory fees	51,330

Total liabilities	13,961,759

NET ASSETS	$243,191,123

NET ASSETS CONSIST OF:
Paid-in capital	$272,575,833
Accumulated loss	(29,384,710)

NET ASSETS	$243,191,123

Shares outstanding	10,000,000

Net asset value	$24.32

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$13,610,018

(b) Investments, at cost — Affiliated	$259,076,106

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Operations

Year Ended July 31, 2021

	iShares Core Aggressive Allocation ETF	iShares Core Conservative Allocation ETF	iShares Core Growth Allocation ETF	iShares Core Moderate Allocation ETF

INVESTMENT INCOME
Dividends — Affiliated	$22,305,654	$14,750,702	$29,089,592	$25,956,640
Securities lending income — Affiliated — net	14,558	31,775	66,008	29,032

Total investment income	22,320,212	14,782,477	29,155,600	25,985,672

EXPENSES
Investment advisory fees	3,064,497	2,090,042	4,079,841	3,687,258
Miscellaneous	173	173	173	173

Total expenses	3,064,670	2,090,215	4,080,014	3,687,431

Less:
Investment advisory fees waived	(619,411)	(487,240)	(873,896)	(835,785)

Total expenses after fees waived	2,445,259	1,602,975	3,206,118	2,851,646

Net investment income	19,874,953	13,179,502	25,949,482	23,134,026

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(3,031,012)	(2,429,204)	(5,444,545)	(4,423,849)
In-kind redemptions — Affiliated	24,204,502	34,702,626	65,871,456	53,330,185
Capital gain distributions from underlying funds — Affiliated	141,566	369,980	387,265	545,648
Futures contracts	692,674	—	—	—

Net realized gain	22,007,730	32,643,402	60,814,176	49,451,984

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	242,171,348	31,604,915	203,291,958	105,739,072
Futures contracts	(23,886)	—	—	—

Net change in unrealized appreciation (depreciation)	242,147,462	31,604,915	203,291,958	105,739,072

Net realized and unrealized gain	264,155,192	64,248,317	264,106,134	155,191,056

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$284,030,145	$77,427,819	$290,055,616	$178,325,082

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended July 31, 2021

iShares Morningstar Multi-Asset Income ETF

INVESTMENT INCOME
Dividends — Affiliated	$8,268,223
Securities lending income — Affiliated — net	515,181

Total investment income	8,783,404

EXPENSES
Investment advisory fees	646,185
Miscellaneous	173

Total expenses	646,358

Less:
Investment advisory fees waived	(38,862)

Total expenses after fees waived	607,496

Net investment income	8,175,908

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(8,718,004)
In-kind redemptions — Affiliated	2,454,965
Capital gain distributions from underlying funds — Affiliated	298,078

Net realized loss	(5,964,961)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	22,646,447

Net change in unrealized appreciation (depreciation)	22,646,447

Net realized and unrealized gain	16,681,486

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,857,394

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets

	iShares Core Aggressive Allocation ETF		iShares Core Conservative Allocation ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,874,953	$22,175,599	$13,179,502	$15,082,933
Net realized gain	22,007,730	15,383,542	32,643,402	10,520,189
Net change in unrealized appreciation (depreciation)	242,147,462	21,294,890	31,604,915	22,723,694

Net increase in net assets resulting from operations	284,030,145	58,854,031	77,427,819	48,326,816

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(20,581,128)	(22,338,227)	(14,457,143)	(15,191,108)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	185,091,938	30,753,629	183,867,378	136,217,788

NET ASSETS
Total increase in net assets	448,540,955	67,269,433	246,838,054	169,353,496
Beginning of year	1,016,165,307	948,895,874	698,417,761	529,064,265

End of year	$1,464,706,262	$1,016,165,307	$945,255,815	$698,417,761

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Core Growth Allocation ETF		iShares Core Moderate Allocation ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$25,949,482	$32,686,693	$23,134,026	$28,813,860
Net realized gain	60,814,176	32,831,161	49,451,984	22,894,773
Net change in unrealized appreciation (depreciation)	203,291,958	21,625,881	105,739,072	33,200,442

Net increase in net assets resulting from operations	290,055,616	87,143,735	178,325,082	84,909,075

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(27,609,936)	(32,904,836)	(25,186,094)	(29,001,527)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	168,248,398	49,806,483	315,724,534	76,193,039

NET ASSETS
Total increase in net assets	430,694,078	104,045,382	468,863,522	132,100,587
Beginning of year	1,414,304,321	1,310,258,939	1,239,056,804	1,106,956,217

End of year	$1,844,998,399	$1,414,304,321	$1,707,920,326	$1,239,056,804

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Changes in Net Assets (continued)

	iShares Morningstar Multi-Asset Income ETF

	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,175,908	$18,036,502
Net realized loss	(5,964,961)	(27,424,225)
Net change in unrealized appreciation (depreciation)	22,646,447	(20,109,561)

Net increase (decrease) in net assets resulting from operations	24,857,394	(29,497,284)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(9,541,720)	(18,036,502)
Return of capital	—	(760,853)

Decrease in net assets resulting from distributions to shareholders	(9,541,720)	(18,797,355)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(51,574,819)	(14,148,375)

NET ASSETS
Total decrease in net assets	(36,259,145)	(62,443,014)
Beginning of year	279,450,268	341,893,282

End of year	$243,191,123	$279,450,268

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core Aggressive Allocation ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$56.77	$54.53	$54.21	$52.49	$47.02

Net investment income(a)	1.05	1.24	1.29	1.06	1.09
Net realized and unrealized gain(b)	14.19	2.24	0.28	3.51	5.40

Net increase from investment operations	15.24	3.48	1.57	4.57	6.49

Distributions(c)
From net investment income	(1.08)	(1.24)	(1.25)	(1.05)	(1.02)
From net realized gain	—	—	—	(1.80)	—

Total distributions	(1.08)	(1.24)	(1.25)	(2.85)	(1.02)

Net asset value, end of year	$70.93	$56.77	$54.53	$54.21	$52.49

Total Return
Based on net asset value	27.01%	6.49%	2.99%	8.84%	13.99%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.20%	0.19%	0.19%	0.18%	0.16%

Net investment income	1.62%	2.27%	2.44%	1.97%	2.23%

Supplemental Data
Net assets, end of year (000)	$1,464,706	$1,016,165	$948,896	$897,242	$692,880

Portfolio turnover rate(e)(f)	6%	4%	4%	40%	1%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares Core Conservative Allocation ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$37.15	$35.27	$34.18	$34.19	$33.34

Net investment income(a)	0.61	0.88	0.98	0.70	0.74
Net realized and unrealized gain(b)	2.96	1.89	1.08	0.33	0.84

Net increase from investment operations	3.57	2.77	2.06	1.03	1.58

Distributions(c)
From net investment income	(0.67)	(0.89)	(0.97)	(0.72)	(0.73)
From net realized gain	—	—	—	(0.32)	—

Total distributions	(0.67)	(0.89)	(0.97)	(1.04)	(0.73)

Net asset value, end of year	$40.05	$37.15	$35.27	$34.18	$34.19

Total Return
Based on net asset value	9.70%	7.98%	6.17%	3.05%	4.84%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.19%	0.19%	0.19%	0.18%	0.14%

Net investment income	1.58%	2.46%	2.87%	2.04%	2.22%

Supplemental Data
Net assets, end of year (000)	$945,256	$698,418	$529,064	$471,721	$398,334

Portfolio turnover rate(e)(f)	5%	5%	3%	41%	2%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares Core Growth Allocation ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$47.70	$45.57	$44.84	$44.08	$40.81

Net investment income(a)	0.84	1.09	1.16	0.88	0.94
Net realized and unrealized gain(b)	8.60	2.13	0.69	1.96	3.22

Net increase from investment operations	9.44	3.22	1.85	2.84	4.16

Distributions(c)
From net investment income	(0.89)	(1.09)	(1.12)	(0.90)	(0.89)
From net realized gain	—	—	—	(1.18)	—

Total distributions	(0.89)	(1.09)	(1.12)	(2.08)	(0.89)

Net asset value, end of year	$56.25	$47.70	$45.57	$44.84	$44.08

Total Return
Based on net asset value	19.92%	7.20%	4.24%	6.53%	10.33%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.20%	0.19%	0.19%	0.18%	0.15%

Net investment income	1.59%	2.37%	2.63%	1.96%	2.26%

Supplemental Data
Net assets, end of year (000)	$1,844,998	$1,414,304	$1,310,259	$1,118,727	$1,029,196

Portfolio turnover rate(e)(f)	7%	4%	4%	44%	2%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares Core Moderate Allocation ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$40.76	$38.77	$37.73	$37.48	$35.89

Net investment income(a)	0.68	0.96	1.05	0.77	0.81
Net realized and unrealized gain(b)	4.59	1.99	0.99	0.80	1.54

Net increase from investment operations	5.27	2.95	2.04	1.57	2.35

Distributions(c)
From net investment income	(0.73)	(0.96)	(1.00)	(0.77)	(0.76)
From net realized gain	—	—	—	(0.55)	—

Total distributions	(0.73)	(0.96)	(1.00)	(1.32)	(0.76)

Net asset value, end of year	$45.30	$40.76	$38.77	$37.73	$37.48

Total Return
Based on net asset value	13.03%	7.75%	5.52%	4.24%	6.66%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.19%	0.19%	0.19%	0.18%	0.15%

Net investment income	1.57%	2.44%	2.80%	2.03%	2.24%

Supplemental Data
Net assets, end of year (000)	$1,707,920	$1,239,057	$1,106,956	$909,234	$736,575

Portfolio turnover rate(e)(f)	7%	6%	4%	40%	2%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares Morningstar Multi-Asset Income ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$22.91	$24.96	$24.87	$25.63	$25.10

Net investment income(a)	0.74	1.23	1.25	1.17	1.12
Net realized and unrealized gain (loss)(b)	1.54	(2.02)	0.16	(0.71)	0.58

Net increase (decrease) from investment operations	2.28	(0.79)	1.41	0.46	1.70

Distributions(c)
From net investment income	(0.87)	(1.21)	(1.31)	(1.22)	(1.15)
Return of capital	—	(0.05)	(0.01)	—	(0.02)

Total distributions	(0.87)	(1.26)	(1.32)	(1.22)	(1.17)

Net asset value, end of year	$24.32	$22.91	$24.96	$24.87	$25.63

Total Return
Based on net asset value	10.15%	(3.10)%	5.92%	1.85%	7.01%

Ratios to Average Net Assets
Total expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived(d)	0.24%	0.22%	0.23%	0.24%	0.24%

Net investment income	3.16%	5.15%	5.14%	4.65%	4.48%

Supplemental Data
Net assets, end of year (000)	$243,191	$279,450	$341,893	$324,618	$329,325

Portfolio turnover rate(e)(f)	94%	66%	50%	64%	51%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Core Aggressive Allocation	Diversified
Core Conservative Allocation	Diversified
Core Growth Allocation	Diversified
Core Moderate Allocation	Diversified
Morningstar Multi-Asset Income	Diversified

Each Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in other iShares funds (each, an “underlying fund” and collectively, the “underlying funds”). The financial statements, including the accounting policies, and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Morningstar Multi-Asset Income
Barclays Capital Inc.	$5,668,842	$5,668,842		$—	$—
BNP Paribas Securities Corp.	81,516	81,516		—	—
Goldman Sachs & Co.	7,859,660	7,859,660		—	—

	$13,610,018	$13,610,018		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statements of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statements of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statements of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statements of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.25%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For each of the iShares Core Aggressive Allocation, iShares Core Conservative Allocation, iShares Core Growth Allocation and iShares Core Moderate Allocation ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through November 30, 2026, in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

For the iShares Morningstar Multi-Asset Income ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2026 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.60% of average daily net assets.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

Core Aggressive Allocation	$619,411
Core Conservative Allocation	487,240
Core Growth Allocation	873,896
Core Moderate Allocation	835,785
Morningstar Multi-Asset Income	38,862

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statements of operations. For the year ended July 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Core Aggressive Allocation	$5,293
Core Conservative Allocation	12,442
Core Growth Allocation	17,761
Core Moderate Allocation	10,714
Morningstar Multi-Asset Income	137,270

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statements of operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Core Aggressive Allocation	$69,639,762	$70,223,220
Core Conservative Allocation	48,082,420	44,757,357
Core Growth Allocation	116,424,805	116,445,408
Core Moderate Allocation	102,976,465	95,623,375
Morningstar Multi-Asset Income	241,989,188	242,117,149

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

For the year ended July 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Core Aggressive Allocation	$267,678,409	$81,531,708
Core Conservative Allocation	392,823,211	208,841,198
Core Growth Allocation	423,019,052	253,955,537
Core Moderate Allocation	569,879,554	253,351,289
Morningstar Multi-Asset Income	4,729,242	56,243,377

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2021, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Core Aggressive Allocation	$23,498,327	$(23,498,327)
Core Conservative Allocation	33,307,853	(33,307,853)
Core Growth Allocation	64,210,921	(64,210,921)
Core Moderate Allocation	51,227,142	(51,227,142)
Morningstar Multi-Asset Income	876,873	(876,873)

The tax character of distributions was as follows:

iShares ETF	Year Ended 07/31/21	Year Ended 07/31/20

Core Aggressive Allocation Ordinary income	$20,581,128	$22,338,227

Core Conservative Allocation Ordinary income	$14,457,143	$15,191,108

Core Growth Allocation Ordinary income	$27,609,936	$32,904,836

Core Moderate Allocation Ordinary income	$25,186,094	$29,001,527

Morningstar Multi-Asset Income
Ordinary income	$9,541,720	$18,036,502
Return of capital	—	760,853

	$9,541,720	$18,797,355

As of July 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

Core Aggressive Allocation	$(7,394,539)	$331,530,610		$324,136,071
Core Conservative Allocation	(3,411,994)	73,236,841		69,824,847
Core Growth Allocation	(9,233,216)	298,978,714		289,745,498
Core Moderate Allocation	(6,019,067)	181,291,103		175,272,036
Morningstar Multi-Asset Income	(27,156,518)	(2,228,192)		(29,384,710)

(a)	Amounts available to offset future realized capital gains.

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Notes to Financial Statements  (continued)

(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core Aggressive Allocation	$1,133,357,754	$331,530,610	$—	$331,530,610
Core Conservative Allocation	872,160,959	73,236,841	—	73,236,841
Core Growth Allocation	1,546,319,641	298,978,714	—	298,978,714
Core Moderate Allocation	1,526,899,581	181,291,103	—	181,291,103
Morningstar Multi-Asset Income	259,343,766	4,834,705	(7,062,897)	(2,228,192)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statements of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/21		Year Ended 07/31/20

iShares ETF	Shares	Amount	Shares	Amount

Core Aggressive Allocation
Shares sold	4,050,000	$268,069,430	2,950,000	$157,597,840
Shares redeemed	(1,300,000)	(82,977,492)	(2,450,000)	(126,844,211)

Net increase	2,750,000	$185,091,938	500,000	$30,753,629

Core Conservative Allocation
Shares sold	10,250,000	$393,898,126	8,150,000	$288,503,582
Shares redeemed	(5,450,000)	(210,030,748)	(4,350,000)	(152,285,794)

Net increase	4,800,000	$183,867,378	3,800,000	$136,217,788

Core Growth Allocation
Shares sold	8,000,000	$423,696,814	8,300,000	$377,096,591
Shares redeemed	(4,850,000)	(255,448,416)	(7,400,000)	(327,290,108)

Net increase	3,150,000	$168,248,398	900,000	$49,806,483

Core Moderate Allocation
Shares sold	13,200,000	$571,073,241	9,450,000	$367,012,212
Shares redeemed	(5,900,000)	(255,348,707)	(7,600,000)	(290,819,173)

Net increase	7,300,000	$315,724,534	1,850,000	$76,193,039

Morningstar Multi-Asset Income
Shares sold	200,000	$4,737,279	4,850,000	$121,476,916
Shares redeemed	(2,400,000)	(56,312,098)	(6,350,000)	(135,625,291)

Net decrease	(2,200,000)	$(51,574,819)	(1,500,000)	$(14,148,375)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statements of assets and liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares Core Aggressive Allocation

ETF, iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF, iShares

Core Moderate Allocation ETF and iShares Morningstar Multi-Asset Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core Aggressive Allocation ETF, iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Moderate Allocation ETF and iShares Morningstar Multi-Asset Income ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	45

Important Tax Information (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Core Aggressive Allocation	18.66%
Core Conservative Allocation	7.72%
Core Growth Allocation	14.57%
Core Moderate Allocation	9.98%
Morningstar Multi-Asset Income	1.74%

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Dividend Income

Core Aggressive Allocation	$8,060,795
Core Conservative Allocation	2,263,247
Core Growth Allocation	8,266,391
Core Moderate Allocation	5,125,507
Morningstar Multi-Asset Income	1,177,884

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Business Income

Core Aggressive Allocation	$47,129
Core Conservative Allocation	13,860
Core Growth Allocation	49,382
Core Moderate Allocation	29,616
Morningstar Multi-Asset Income	371,841

The Funds intend to pass through to their shareholders the following amount(s), or maximum amount(s) allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Core Aggressive Allocation	$7,767,452	$844,576
Core Conservative Allocation	3,371,572	240,049
Core Growth Allocation	9,294,307	907,892
Core Moderate Allocation	6,764,513	551,088
Morningstar Multi-Asset Income	5,133,300	284,433

The Funds hereby designate the following amount(s), or maximum amount(s) allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2021:

iShares ETF	Interest-Related Dividends

Core Aggressive Allocation	$2,502,733
Core Conservative Allocation	6,270,668
Core Growth Allocation	6,839,171
Core Moderate Allocation	9,260,204
Morningstar Multi-Asset Income	1,994,817

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Core Aggressive Allocation ETF, iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Moderate Allocation ETF, iShares Morningstar Multi-Asset Income ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	47

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Core Aggressive Allocation(a)	$1.029112	$—	$0.047949	$1.077061	96%	—%	4%	100%
Core Conservative Allocation(a)	0.642208	—	0.028128	0.670336	96	—	4	100
Core Growth Allocation(a)	0.847420	—	0.038648	0.886068	96	—	4	100
Core Moderate Allocation(a)	0.698427	—	0.031033	0.729460	96	—	4	100
Morningstar Multi-Asset Income(a)	0.825688	—	0.043525	0.869213	95	—	5	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	49

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 381 funds as of July 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009)	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019)	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016)	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016)	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019)	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019)	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017)	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019)	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019)	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019)	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020)	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019)	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012)	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016)	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019)	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	51

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-704-0721

JULY 31, 2021

2021 Annual Report

iShares Trust

•	iShares MSCI EAFE Min Vol Factor ETF | EFAV | Cboe BZX
•	iShares MSCI USA Min Vol Factor ETF | USMV | Cboe BZX
•	iShares MSCI USA Small-Cap Min Vol Factor ETF | SMMV | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.19%	36.45%
U.S. small cap equities (Russell 2000® Index)	7.86	51.97
International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31
Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended July 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 33.18% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of coronavirus vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Two fiscal stimulus bills passed by Congress during the reporting period provided significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels by the end of the reporting period. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy grow at a record annualized pace of 33.8% in the third quarter of 2020, as activity rebounded from the pandemic-induced recession in the first half of 2020. Growth continued at a slower pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. Action by the U.S. Federal Reserve (“the Fed”) also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries approved a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout lagged in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also advanced substantially amid a sharp rebound in economic activity. Strong economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, fueled by economic recovery and a relatively weak U.S. dollar. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

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Fund Summary as of July 31, 2021	iShares® MSCI EAFE Min Vol Factor ETF

Investment Objective

The iShares MSCI EAFE Min Vol Factor ETF (the “Fund”) (formerly the iShares Edge MSCI Min Vol EAFE ETF) seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada, as represented by the MSCI EAFE Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	17.61%	5.81%	7.63%	17.61%	32.66%	105.38%
Fund Market	17.97	5.85	7.62	17.97	32.90	105.26
Index	17.51	5.82	7.67	17.51	32.69	106.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,079.00	$1.03		$1,000.00	$1,023.80	$1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI EAFE Min Vol Factor ETF

Portfolio Management Commentary

Lower-volatility stocks in developed markets outside the U.S. and Canada advanced for the reporting period as coronavirus vaccinations became more widespread amid broader economic recovery. Swiss stocks contributed the most to the Index’s return as increasing international demand benefited the economy’s export-dependent companies. Industrials stocks led contributors as transportation and logistics companies inked deals to support vaccine distribution, and demand for international freight surged. Industrial machinery companies propelled the Index’s return, benefiting from China’s recovering economy. Swiss healthcare companies that make testing equipment also contributed amid widespread testing for COVID-19. In the materials sector, specialty chemicals makers of food and drink flavorings contributed moderately as demand rose for food and beverages consumed at home during the pandemic.

U.K. stocks were also a source of strength, with the financials sector leading contributors. In particular, the insurance industry benefited from rising profits despite lower premiums, fewer motor vehicle claims, and the sale of nonessential business units. Consumer staples stocks also performed well, as a leading supermarket chain attracted interest from potential acquirers.

Japanese stocks were beneficial to the Index’s return. Stocks in the communication services sector led contribution, driven almost entirely by a state-based telecommunications company after announcing plans to sell its mobile services arm at a 41% premium to market value.

French consumer discretionary companies helped the Index’s performance as luxury brand sales rose with higher sales in Asian markets. Utilities companies in Hong Kong were also contributors as green initiatives outside the country boosted investor confidence.

In terms of relative performance, the Index underperformed the broader market, as measured by the MSCI EAFE Index. Investors in developed markets favored growth in 2020, then rotated to cyclical and value exposures. Investors’ preference for risk did not favor the minimum-volatility strategy, and defensive strategies experienced underperformance and investment outflows. From a country perspective, stock selection and an overweight position in Japan detracted from relative performance, while stock selection and an overweight position in Switzerland contributed to relative return. Underweight positions in the automobiles and components industry and capital goods industry weighed on relative return. On the upside, overweight positions in consumer staples and utilities stocks benefited relative return.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	17.8%
Consumer Staples	15.6
Industrials	14.0
Financials	12.2
Communication Services	9.6
Utilities	8.2
Consumer Discretionary	7.7
Materials	6.8
Information Technology	5.4
Real Estate	2.4
Energy	0.3

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	26.7%
Switzerland	15.5
United Kingdom	10.0
Hong Kong	8.0
France	7.1
Denmark	6.4
Australia	4.8
Germany	3.8
Netherlands	3.4
Singapore	3.1

(a)	Excludes money market funds.

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Fund Summary as of July 31, 2021	iShares® MSCI USA Min Vol Factor ETF

Investment Objective

The iShares MSCI USA Min Vol Factor ETF (the “Fund”) (formerly the iShares Edge MSCI Min Vol USA ETF) seeks to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market, as represented by the MSCI USA Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	22.23%	12.39%	14.16%	22.23%	79.29%	265.69%
Fund Market	22.28	12.39	14.17	22.28	79.36	265.81
Index	22.43	12.57	14.35	22.43	80.75	271.40

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,161.20	$0.80		$1,000.00	$1,024.10	$0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI USA Min Vol Factor ETF

Portfolio Management Commentary

Stocks of companies with lower volatility characteristics advanced substantially for the reporting period. The information technology sector contributed the most to the Index’s return, driven by the IT services industry. As the economy reopened and businesses hired new employees, investor optimism grew that demand for human resource management software would rise. Consumers increased both in-person and e-commerce transactions, particularly for travel-related purchases, benefiting payment processing companies. The software industry advanced due to increased demand for cloud-based software, services, and infrastructure as corporations continued to migrate their information technology infrastructure to the cloud. Increased working from home led to strong demand for new personal computers and home-bound consumers purchased video game consoles for entertainment. In addition, corporate information technology spending increased, benefiting companies that provide technology consulting and outsourcing services.

The healthcare sector also contributed significantly to the Index’s return. Sales and revenues in the healthcare equipment and services industry rose sharply due to strong demand for COVID-19 diagnostic tests and devices used in developing COVID-19 vaccines and treatments. The pharmaceuticals industry advanced due to strength in demand for prescription drugs, investor optimism surrounding the U.S. Food and Drug Administration’s preapproval of an Alzheimer’s treatment, and emergency use authorization of COVID-19 treatments.

The consumer discretionary sector was a modest contributor. As economies reopened, consumer spending increased, buoyed by government stimulus payments. Retailers advanced as consumers made more purchases, in particular goods needed for travel and returning to social activities. Restaurants’ revenues strengthened as consumers returned to dining out and use of restaurant drive-throughs increased. In the financials sector, the insurance industry benefited from fewer traffic accidents due to curtailed commuting as employees worked from home.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI USA Index. In the early part of the reporting period, market dominance of large- and mega-capitalization growth stocks led to relative underperformance. Later in the reporting period, stocks with low volatility characteristics trailed the broader market as economic reopening, characterized by strong economic growth and robust consumer spending, disfavored less-risky, low volatility stocks. Stock selection in the financials and information technology sectors and positioning among consumer staples drove relative detraction. Positioning in the consumer discretionary sector contributed marginally.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	25.2%
Health Care	18.7
Communication Services	10.6
Consumer Staples	10.5
Industrials	8.8
Consumer Discretionary	7.9
Utilities	7.0
Financials	6.7
Real Estate	2.7
Materials	1.7
Energy	0.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Eli Lilly & Co.	1.7%
Microsoft Corp.	1.6
Accenture PLC, Class A	1.6
Visa Inc., Class A	1.5
Adobe Inc.	1.5
Waste Management Inc.	1.5
Kroger Co. (The)	1.5
T-Mobile U.S. Inc.	1.5
Johnson & Johnson	1.4
PepsiCo Inc.	1.4

(a)	Excludes money market funds.

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Fund Summary as of July 31, 2021	iShares® MSCI USA Small-Cap Min Vol Factor ETF

Investment Objective

The iShares MSCI USA Small-Cap Min Vol Factor ETF (the “Fund”) (formerly the iShares Edge MSCI Min Vol USA Small-Cap ETF) seeks to track the investment results of an index composed of small-capitalization U.S. equities that, in the aggregate, have lower volatility characteristics relative to the small-capitalization U.S. equity market, as represented by the MSCI USA Small Cap Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	28.66%	10.57%	28.66%	63.61%
Fund Market	28.62	10.57	28.62	63.60
Index	28.78	10.79	28.78	65.20

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/7/16. The first day of secondary market trading was 9/9/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,102.20	$1.04		$1,000.00	$1,023.80	$1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI USA Small-Cap Min Vol Factor ETF

Portfolio Management Commentary

Stocks of small-market-capitalization companies with lower volatility characteristics rose significantly for the reporting period. The information technology sector was the largest contributor to the Index’s performance, led by the software industry. As businesses continued to migrate to the cloud, revenues rose for companies that sell cloud-based database and analytics software. Cybersecurity software companies advanced, as high profile cyberattacks increased attention to potential computer security vulnerabilities, generating higher demand for technology to identify and counter threats. Company reorganizations and acquisitions also supported the software industry, as did cryptocurrency gains due to a software company’s large investment.

The healthcare sector also contributed solidly to the Index’s return. As the pandemic continued, demand for digital solutions for remote healthcare services, including telemedicine and artificial intelligence technologies, rose sharply, boosting earnings in the healthcare equipment and services industry. The pandemic led to a shortage of healthcare workers, driving increased revenues for companies that facilitate replacement staffing of doctors and nurses. The industry also benefited from consolidation.

The real estate sector also contributed meaningfully to the Index’s return. Robust demand for self-storage space was driven by relocations and increased time at home amid the pandemic’s restrictions, as consumers cleared space for activities and increased purchases. These changes led to increased occupancy rates and sharply higher revenue in the specialized real estate investment trusts industry.

The financials and industrials sectors also contributed to the Index’s return. In the financials sector, the insurance industry contributed the most, driven by solid profit growth amid a recovery in premium revenue late in the reporting period and limited COVID-19-related losses. The capital goods industry supported industrials sector gains as the reopening economy led to increased demand for residential and commercial machinery to meet seasonal landscaping needs.

In terms of relative performance, the Index underperformed the broader market for small-company stocks, as represented by the MSCI USA Small Cap Index. Stocks with low volatility characteristics trailed the broader market as the rebound following the pandemic-related downturn favored higher volatility factors. The consumer discretionary sector detracted the most from relative performance due primarily to stock selection, although an underweight to the sector also weighed on relative performance. The industrials, financials, materials, and consumer staples sectors all detracted from relative performance largely due to stock selection.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	19.0%
Financials	11.8
Information Technology	10.7
Industrials	9.9
Consumer Discretionary	9.8
Real Estate	9.7
Consumer Staples	8.3
Utilities	7.2
Materials	7.1
Communication Services	5.7
Energy	0.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
CubeSmart	1.8%
American Homes 4 Rent, Class A	1.6
Service Corp. International	1.3
Royal Gold Inc.	1.3
AptarGroup Inc.	1.3
Landstar System Inc.	1.2
CDK Global Inc.	1.2
Zynga Inc., Class A	1.2
Maximus Inc.	1.1
Life Storage Inc.	1.1

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Schedule of Investments July 31, 2021	iShares® MSCI EAFE Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.8%
AusNet Services Ltd.	7,876,010	$10,533,215
Brambles Ltd.	963,261	8,247,123
Cochlear Ltd.	34,145	6,177,475
Commonwealth Bank of Australia	686,683	50,339,401
CSL Ltd.	112,785	24,010,864
Endeavour Group Ltd./Australia(a)	2,578,020	12,543,167
Medibank Pvt Ltd.	4,980,062	12,145,791
Newcrest Mining Ltd.	1,353,275	26,155,481
Ramsay Health Care Ltd.	171,243	8,098,734
Sonic Healthcare Ltd.	1,930,193	57,030,242
Telstra Corp. Ltd.	8,075,961	22,494,973
Wesfarmers Ltd.	2,265,187	102,129,675
Woolworths Group Ltd.	2,585,756	73,968,704

		413,874,845

Belgium — 2.0%
Etablissements Franz Colruyt NV	530,907	30,186,095
Groupe Bruxelles Lambert SA	725,840	84,450,900
Proximus SADP	1,482,762	30,471,161
UCB SA	250,503	27,093,724

		172,201,880

Denmark — 6.4%
AP Moller - Maersk A/S, Class A	5,171	13,824,174
AP Moller - Maersk A/S, Class B, NVS	1,648	4,573,566
Carlsberg A/S, Class B	260,882	48,207,184
Chr Hansen Holding A/S	345,963	31,115,154
Coloplast A/S, Class B	773,323	141,412,591
DSV Panalpina A/S	46,085	11,233,903
Genmab A/S(a)	89,134	40,286,682
Novo Nordisk A/S, Class B	1,530,438	141,674,596
Novozymes A/S, Class B	618,695	48,607,643
Orsted A/S(b)	247,823	36,757,142
Tryg A/S	1,287,567	31,821,912

		549,514,547

Finland — 1.9%
Elisa OYJ	971,201	62,420,243
Kone OYJ, Class B	948,186	78,535,011
Nokia OYJ(a)	2,041,689	12,544,830
Orion OYJ, Class B	240,327	10,229,631

		163,729,715

France — 7.0%
Air Liquide SA	307,736	53,517,888
Alstom SA(a)	403,164	16,721,767
BioMerieux	201,563	24,033,637
Danone SA	485,712	35,725,812
Dassault Systemes SE	146,180	8,063,610
EssilorLuxottica SA	210,502	39,739,175
Eurazeo SE	77,604	7,516,827
Eurofins Scientific SE	236,234	28,256,493
Hermes International	88,306	135,000,082
Iliad SA	121,708	26,228,675
L’Oreal SA	117,681	53,838,294
Orange SA	4,126,542	45,924,834
Pernod Ricard SA	179,712	39,663,606
Sanofi	795,008	81,944,023
SEB SA	29,247	4,859,627
Ubisoft Entertainment SA(a)	61,854	3,921,160

		604,955,510

Security	Shares	Value

Germany — 3.8%
Beiersdorf AG	373,414	$44,351,747
Deutsche Boerse AG	142,754	23,820,494
Deutsche Telekom AG, Registered	4,763,873	98,870,123
Henkel AG & Co. KGaA	186,419	16,950,135
Knorr-Bremse AG	214,204	24,256,386
Merck KGaA	250,513	51,281,007
Siemens Healthineers AG(b)	433,622	28,628,291
Symrise AG	225,385	33,232,769
Telefonica Deutschland Holding AG	1,401,236	3,777,110

		325,168,062

Hong Kong — 8.0%
Bank of East Asia Ltd. (The)	1,963,600	3,235,283
BOC Hong Kong Holdings Ltd.	5,596,500	17,971,937
CK Infrastructure Holdings Ltd.	5,035,500	30,398,721
CLP Holdings Ltd.	9,266,000	95,545,615
Hang Seng Bank Ltd.(c)	4,169,000	79,842,393
HK Electric Investments & HK Electric Investments Ltd., Class SS	26,131,500	26,502,606
HKT Trust & HKT Ltd., Class SS	33,142,349	45,049,682
Hong Kong & China Gas Co. Ltd.	56,786,799	92,354,518
Hong Kong Exchanges & Clearing Ltd.	295,500	18,885,312
Jardine Matheson Holdings Ltd.	700,400	41,670,743
Link REIT	5,579,200	53,316,778
MTR Corp. Ltd.	14,287,248	84,704,088
Power Assets Holdings Ltd.	13,522,500	87,425,542
Sun Hung Kai Properties Ltd.	710,500	10,163,959

		687,067,177

Ireland — 1.1%
Kerry Group PLC, Class A	620,357	91,987,270

Israel — 1.7%
Azrieli Group Ltd.	69,907	5,567,709
Bank Hapoalim BM(a)	4,190,136	33,344,789
Bank Leumi Le-Israel BM(a)	6,069,217	46,376,017
Check Point Software Technologies Ltd.(a)	198,843	25,272,945
Elbit Systems Ltd.	34,271	4,512,988
ICL Group Ltd.	1,895,936	13,815,865
Isracard Ltd.(a)	1	3
Mizrahi Tefahot Bank Ltd.(a)	600,945	18,212,000

		147,102,316

Italy — 1.6%
DiaSorin SpA	197,076	39,997,465
Enel SpA	1,237,963	11,408,482
FinecoBank Banca Fineco SpA(a)	535,846	9,595,084
Infrastrutture Wireless Italiane SpA(b)	672,114	7,592,317
Recordati Industria Chimica e Farmaceutica SpA	357,630	22,120,002
Snam SpA	6,600,247	39,923,761
Terna SPA	1,533,117	12,167,418

		142,804,529

Japan — 26.5%
ABC-Mart Inc.	320,700	17,682,228
Ajinomoto Co. Inc.	960,600	24,473,108
ANA Holdings Inc.(a)	1,228,200	28,780,629
Asahi Intecc Co. Ltd.	328,800	8,909,524
Astellas Pharma Inc.	265,200	4,223,939
Bandai Namco Holdings Inc.	128,600	8,320,951
Bridgestone Corp.	482,900	21,274,092
Canon Inc.	2,343,700	53,970,862
Central Japan Railway Co.	149,600	21,761,513

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Chubu Electric Power Co. Inc.	325,300	$3,903,785
Chugai Pharmaceutical Co. Ltd.	993,400	36,607,294
Daiwa House REIT Investment Corp.	7,360	21,912,901
East Japan Railway Co.	740,300	49,320,540
Fast Retailing Co. Ltd.	9,300	6,307,287
FUJIFILM Holdings Corp.	516,600	37,072,668
Hamamatsu Photonics KK	420,700	23,391,150
Hankyu Hanshin Holdings Inc.	317,700	9,394,629
Hikari Tsushin Inc.	53,900	9,331,744
Hirose Electric Co. Ltd.	315,700	47,293,933
Hoya Corp.	168,100	23,730,594
Itochu Corp.	1,927,400	57,049,563
Japan Airlines Co. Ltd.(a)	1,187,100	24,747,946
Japan Exchange Group Inc.	736,700	16,756,246
Japan Post Bank Co. Ltd.	3,949,600	33,523,048
Japan Post Holdings Co. Ltd.	7,752,400	65,805,755
Japan Tobacco Inc.	1,721,000	33,628,846
Kao Corp.	171,600	10,332,263
KDDI Corp.	1,285,000	39,299,929
Keio Corp.	405,400	22,708,145
Keisei Electric Railway Co. Ltd.	202,800	6,039,904
Keyence Corp.	125,600	69,959,513
Kintetsu Group Holdings Co. Ltd.(a)	974,100	32,915,766
Kirin Holdings Co. Ltd.	296,500	5,423,222
Koei Tecmo Holdings Co. Ltd.	106,430	5,000,439
Kyowa Kirin Co. Ltd.	228,700	7,444,445
Lawson Inc.	489,600	24,607,338
Lion Corp.	278,700	4,824,068
McDonald’s Holdings Co. Japan Ltd.(c)	709,100	31,956,213
MEIJI Holdings Co. Ltd.	360,200	22,296,647
Mitsubishi Corp.	575,400	16,139,258
Mitsubishi Heavy Industries Ltd.	161,400	4,663,365
Mitsubishi UFJ Financial Group Inc.	4,622,200	24,417,590
Mizuho Financial Group Inc.	5,404,020	77,221,335
MonotaRO Co. Ltd.	807,800	18,581,611
MS&AD Insurance Group Holdings Inc.	208,100	6,432,589
Murata Manufacturing Co. Ltd.	179,400	14,887,639
NEC Corp.	837,400	42,470,432
Nintendo Co. Ltd.	40,900	21,026,810
Nippon Express Co. Ltd.	74,100	5,412,985
Nippon Paint Holdings Co. Ltd.	1,332,700	17,010,830
Nippon Prologis REIT Inc.	20,128	67,218,719
Nippon Steel Corp.	236,100	4,095,697
Nippon Telegraph & Telephone Corp.	2,452,400	62,801,338
Nissin Foods Holdings Co. Ltd.	128,100	9,115,640
Nitori Holdings Co. Ltd.	186,800	35,506,201
Nitto Denko Corp.	54,600	4,056,694
Obic Co. Ltd.	150,600	26,468,458
Odakyu Electric Railway Co. Ltd.	740,600	17,675,257
Ono Pharmaceutical Co. Ltd.	872,300	19,912,997
Oracle Corp. Japan	71,400	5,333,583
Oriental Land Co. Ltd.	462,300	63,335,263
Osaka Gas Co. Ltd.	1,860,800	34,764,790
Pan Pacific International Holdings Corp.	847,400	17,688,657
PeptiDream Inc.(a)	753,100	31,081,734
Rinnai Corp.	221,700	20,595,816
Santen Pharmaceutical Co. Ltd.	862,700	11,689,450
Secom Co. Ltd.	608,400	46,050,128
Sekisui House Ltd.	1,089,400	21,576,096
Seven & i Holdings Co. Ltd.	703,000	31,368,139

Security	Shares	Value

Japan (continued)
SG Holdings Co. Ltd.	2,535,300	$68,171,750
Shimano Inc.	153,200	39,215,982
Shionogi & Co. Ltd.	301,200	15,862,603
Shizuoka Bank Ltd. (The)	2,644,800	19,099,848
Softbank Corp.	6,564,900	85,745,495
Sohgo Security Services Co. Ltd.	102,300	4,783,615
Sony Group Corp.	45,100	4,711,438
Sumitomo Mitsui Financial Group Inc.	308,900	10,412,728
Suntory Beverage & Food Ltd.	1,007,600	35,328,907
Sysmex Corp.	173,600	20,656,760
Takeda Pharmaceutical Co. Ltd.	290,400	9,666,404
Tobu Railway Co. Ltd.	851,700	22,147,588
Toho Co. Ltd.	236,000	10,274,149
Toho Gas Co. Ltd.	412,900	20,070,049
Tokio Marine Holdings Inc.	251,100	11,967,693
Tokyo Gas Co. Ltd.	698,700	13,225,492
Tokyu Corp.	310,600	4,162,878
Toyo Suisan Kaisha Ltd.	102,900	3,928,447
Toyota Motor Corp.	68,500	6,149,620
Tsuruha Holdings Inc.	153,000	18,063,924
USS Co. Ltd.	250,300	4,357,206
Welcia Holdings Co. Ltd.	918,900	31,279,067
West Japan Railway Co.	764,700	41,547,996
Yakult Honsha Co. Ltd.	130,100	7,688,252
Yamada Holdings Co. Ltd.	6,598,500	31,174,277

		2,290,273,936

Netherlands — 3.3%
Adyen NV(a)(b)	5,128	13,897,132
Davide Campari-Milano NV	485,629	6,827,233
Heineken NV	167,737	19,533,262
Koninklijke Ahold Delhaize NV	1,784,851	55,481,800
Koninklijke DSM NV	142,186	28,662,042
Koninklijke KPN NV	3,347,199	10,983,403
Koninklijke Vopak NV	673,528	28,518,883
Prosus NV	142,826	12,742,706
QIAGEN NV(a)	1,293,656	69,331,041
Wolters Kluwer NV	375,720	42,833,336

		288,810,838

New Zealand — 0.6%
Auckland International Airport Ltd.(a)	2,783,335	14,042,896
Fisher & Paykel Healthcare Corp. Ltd.	790,718	17,405,188
Meridian Energy Ltd.	1,147,555	4,172,388
Spark New Zealand Ltd.	5,818,759	19,206,371

		54,826,843

Norway — 0.3%
Telenor ASA	1,535,800	26,664,777

Singapore — 3.1%
CapitaLand Integrated Commercial Trust	2,660,000	4,214,970
DBS Group Holdings Ltd.	1,156,200	25,871,531
Oversea-Chinese Banking Corp. Ltd.(c)	4,842,599	43,812,124
Singapore Airlines Ltd.(a)	6,004,899	22,512,452
Singapore Exchange Ltd.	6,525,800	57,100,632
Singapore Technologies Engineering Ltd.	13,738,100	40,571,070
Singapore Telecommunications Ltd.	23,304,100	39,059,698
United Overseas Bank Ltd.	1,452,500	28,082,026
Wilmar International Ltd.	2,741,400	8,779,478

		270,003,981

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain — 1.0%
Aena SME SA(a)(b)	68,367	$10,887,222
Endesa SA	946,286	22,985,864
Grifols SA	195,176	4,963,680
Iberdrola SA	1,440,673	17,338,615
Red Electrica Corp. SA	1,427,937	28,285,653

		84,461,034

Sweden — 0.9%
ICA Gruppen AB	555,250	27,445,155
Telefonaktiebolaget LM Ericsson, Class B	2,185,283	25,205,436
Telia Co. AB	5,435,704	23,842,668

		76,493,259

Switzerland — 15.4%
Alcon Inc.	70,492	5,131,751
Barry Callebaut AG, Registered	12,882	32,651,181
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	6,141	68,809,571
Chocoladefabriken Lindt & Spruengli AG, Registered	272	31,528,399
EMS-Chemie Holding AG, Registered	68,345	75,764,509
Geberit AG, Registered	43,596	35,795,703
Givaudan SA, Registered	28,835	143,922,482
Kuehne + Nagel International AG, Registered	201,976	68,133,172
Logitech International SA, Registered	364,261	40,021,133
Lonza Group AG, Registered	43,452	33,832,828
Nestle SA, Registered	999,686	126,589,891
Novartis AG, Registered	1,230,556	113,799,829
Partners Group Holding AG	27,826	47,536,931
Roche Holding AG, Bearer	97,945	42,040,507
Roche Holding AG, NVS	354,190	136,827,873
Schindler Holding AG, Participation Certificates, NVS	104,803	33,928,441
Schindler Holding AG, Registered	194,514	60,610,880
SGS SA, Registered	1,634	5,288,725
Sonova Holding AG, Registered	69,000	27,091,807
Swatch Group AG (The), Registered	90,697	5,890,202
Swiss Prime Site AG, Registered	387,804	41,294,482
Swisscom AG, Registered	219,810	132,106,185
Zurich Insurance Group AG	44,555	17,963,449

		1,326,559,931

United Kingdom — 9.9%
Admiral Group PLC	1,413,180	66,756,542
AstraZeneca PLC	483,981	55,614,195
British American Tobacco PLC	191,792	7,133,203
Bunzl PLC	448,226	16,605,533
Croda International PLC	847,696	99,232,351
Diageo PLC	339,369	16,828,038
Direct Line Insurance Group PLC	2,226,968	9,205,680

Security	Shares	Value

United Kingdom (continued)
GlaxoSmithKline PLC	3,727,460	$73,594,341
Halma PLC	214,605	8,614,456
Hikma Pharmaceuticals PLC	622,939	22,906,365
HSBC Holdings PLC	8,534,160	47,110,218
J Sainsbury PLC	8,371,664	32,966,173
National Grid PLC	6,690,549	85,546,138
Ocado Group PLC(a)	832,540	21,452,494
Reckitt Benckiser Group PLC	540,064	41,314,719
RELX PLC	1,930,007	56,731,178
Rentokil Initial PLC	724,667	5,708,553
Sage Group PLC (The)	774,046	7,544,928
Severn Trent PLC	474,933	18,461,391
Tesco PLC	2,239,977	7,251,707
Unilever PLC	1,519,562	87,453,184
United Utilities Group PLC	884,219	13,165,568
Wm Morrison Supermarkets PLC	14,204,143	52,834,332

		854,031,287

Total Common Stocks — 99.3% (Cost: $7,582,546,964)		8,570,531,737

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	20,706,631	20,716,984
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	2,300,000	2,300,000

		23,016,984

Total Short-Term Investments — 0.3% (Cost: $23,007,211)		23,016,984

Total Investments in Securities — 99.6% (Cost: $7,605,554,175)		8,593,548,721

Other Assets, Less Liabilities — 0.4%		37,796,976

Net Assets — 100.0%		$8,631,345,697

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Min Vol Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$123,256,674	$—		$(102,485,821	)(a)	$12,010	$(65,879)	$20,716,984	20,706,631	$462,909	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,170,000	130,000	(a)	—		—	—	2,300,000	2,300,000	1,515		—

						$12,010	$(65,879)	$23,016,984		$464,424		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	92	09/09/21	$16,059	$(373,005)
ASX SPI 200 Index	83	09/16/21	11,141	57,268
Euro STOXX 50 Index	212	09/17/21	10,286	(81,582)
FTSE 100 Index	89	09/17/21	8,612	(150,824)
2-Year U.S. Treasury Note	52	09/30/21	11,475	204

				$(547,939)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$57,472

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$605,411

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$16,781,367

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,416,354

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2021	iShares® MSCI EAFE Min Vol Factor ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$73,843,335

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$374,187,174	$8,196,344,563	$—	$8,570,531,737
Money Market Funds	23,016,984	—	—	23,016,984

	$397,204,158	$8,196,344,563	$—	$8,593,548,721

Derivative financial instruments(a)
Assets
Futures Contracts	$204	$57,268	$—	$57,472
Liabilities
Futures Contracts	—	(605,411)	—	(605,411)

	$204	$(548,143)	$—	$(547,939)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® MSCI USA Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
Lockheed Martin Corp.	110,249	$40,976,246
Northrop Grumman Corp.	67,621	24,547,775

		65,524,021

Air Freight & Logistics — 1.3%
CH Robinson Worldwide Inc.	1,918,497	171,072,377
Expeditors International of Washington Inc.	1,209,946	155,175,575
United Parcel Service Inc., Class B	306,215	58,597,302

		384,845,254

Beverages — 1.6%
Boston Beer Co. Inc. (The), Class A, NVS(a)	82,282	58,420,220
PepsiCo Inc.	2,513,063	394,425,238

		452,845,458

Biotechnology — 6.1%
Amgen Inc.	395,643	95,563,610
BioMarin Pharmaceutical Inc.(a)(b)	750,854	57,613,028
Gilead Sciences Inc.	5,686,847	388,354,782
Horizon Therapeutics PLC(a)	1,249,936	125,018,599
Incyte Corp.(a)	1,273,217	98,483,335
Moderna Inc.(a)(b)	604,929	213,902,894
Regeneron Pharmaceuticals Inc.(a)(b)	659,635	379,032,867
Seagen Inc.(a)	287,775	44,141,807
Vertex Pharmaceuticals Inc.(a)	1,717,009	346,114,674

		1,748,225,596

Building Products — 0.1%
Carrier Global Corp.	622,218	34,377,545

Capital Markets — 1.9%
Cboe Global Markets Inc.	745,218	88,285,976
CME Group Inc.	872,772	185,141,124
Intercontinental Exchange Inc.	1,488,392	178,354,013
MarketAxess Holdings Inc.	44,274	21,037,677
Tradeweb Markets Inc., Class A	846,235	73,393,962

		546,212,752

Chemicals — 0.4%
Air Products & Chemicals Inc.	302,977	88,175,397
Linde PLC	69,511	21,366,986

		109,542,383

Commercial Services & Supplies — 4.2%
Republic Services Inc., Class A	3,200,306	378,788,218
Rollins Inc.	996,337	38,189,598
Waste Connections Inc.	2,895,593	366,842,677
Waste Management Inc.	2,850,350	422,592,891

		1,206,413,384

Communications Equipment — 2.0%
Arista Networks Inc.(a)	108,802	41,387,193
Cisco Systems Inc.	3,925,588	217,359,808
Juniper Networks Inc.	1,040,746	29,286,592
Motorola Solutions Inc.	1,305,283	292,278,969

		580,312,562

Containers & Packaging — 0.1%
Amcor PLC	1,368,463	15,819,432
Ball Corp.	277,855	22,472,913

		38,292,345

Diversified Financial Services — 0.7%
Berkshire Hathaway Inc., Class B(a)	669,061	186,192,986

Security	Shares	Value

Diversified Telecommunication Services — 1.9%
AT&T Inc.	6,997,032	$196,266,748
Verizon Communications Inc.	6,158,382	343,514,548

		539,781,296

Electric Utilities — 5.0%
Alliant Energy Corp.	513,903	30,078,743
American Electric Power Co. Inc.	1,305,710	115,059,165
Duke Energy Corp.	2,720,188	285,918,961
Evergy Inc.	294,978	19,238,465
Eversource Energy	775,376	66,891,688
NextEra Energy Inc.	4,901,348	381,815,009
Southern Co. (The)	4,222,745	269,706,723
Xcel Energy Inc.	3,848,296	262,646,202

		1,431,354,956

Electrical Equipment — 0.6%
Generac Holdings Inc.(a)(b)	389,904	163,510,141

Electronic Equipment, Instruments & Components — 2.0%
Amphenol Corp., Class A	2,741,212	198,710,458
Keysight Technologies Inc.(a)	1,599,140	263,138,487
TE Connectivity Ltd.	208,313	30,719,918
Zebra Technologies Corp., Class A(a)	135,978	75,125,125

		567,693,988

Entertainment — 3.4%
Activision Blizzard Inc.	3,266,130	273,113,791
Electronic Arts Inc.	1,731,499	249,266,596
Netflix Inc.(a)	66,664	34,503,286
Take-Two Interactive Software Inc.(a)	1,106,327	191,859,228
Walt Disney Co. (The)(a)	1,300,494	228,912,954

		977,655,855

Equity Real Estate Investment Trusts (REITs) — 2.7%
American Tower Corp.	309,341	87,481,635
Crown Castle International Corp.	945,964	182,656,189
Equinix Inc.	26,235	21,523,456
Extra Space Storage Inc.	737,838	128,487,109
Public Storage	1,003,189	313,476,499
SBA Communications Corp., Class A	118,399	40,372,875

		773,997,763

Food & Staples Retailing — 2.5%
Costco Wholesale Corp.	54,042	23,222,928
Kroger Co. (The)	10,369,233	422,027,783
Walmart Inc.	1,857,603	264,801,308

		710,052,019

Food Products — 3.7%
Campbell Soup Co.	1,003,981	43,894,049
General Mills Inc.	844,779	49,723,692
Hershey Co. (The)	1,964,790	351,461,635
Hormel Foods Corp.	4,257,271	197,452,229
JM Smucker Co. (The)	551,861	72,354,496
Kellogg Co.	1,806,347	114,450,146
McCormick & Co. Inc./MD, NVS	874,243	73,585,033
Mondelez International Inc., Class A	2,233,075	141,264,325

		1,044,185,605

Health Care Equipment & Supplies — 4.2%
Abbott Laboratories	712,396	86,185,668
Baxter International Inc.	1,808,467	139,884,923
Becton Dickinson and Co.	302,785	77,437,264
Cooper Companies Inc. (The)	216,308	91,232,225
Danaher Corp.	1,187,529	353,278,002

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Masimo Corp.(a)	307,708	$83,816,582
Medtronic PLC	2,318,955	304,501,981
West Pharmaceutical Services Inc.	120,443	49,589,996

		1,185,926,641

Health Care Providers & Services — 1.4%
Anthem Inc.	363,819	139,710,134
Humana Inc.	64,125	27,308,273
Quest Diagnostics Inc.	138,136	19,587,685
UnitedHealth Group Inc.	527,146	217,300,124

		403,906,216

Health Care Technology — 0.2%
Cerner Corp.	187,003	15,033,171
Teladoc Health Inc.(a)(b)	130,762	19,411,619
Veeva Systems Inc., Class A(a)	78,155	26,002,950

		60,447,740

Hotels, Restaurants & Leisure — 2.2%
Domino’s Pizza Inc.	142,429	74,845,015
McDonald’s Corp.	1,356,269	329,180,049
Starbucks Corp.	1,804,962	219,176,536

		623,201,600

Household Durables — 0.3%
Garmin Ltd.	637,166	100,162,495

Household Products — 2.5%
Church & Dwight Co. Inc.	1,151,606	99,706,047
Clorox Co. (The)	660,343	119,449,445
Colgate-Palmolive Co.	1,176,233	93,510,524
Kimberly-Clark Corp.	583,365	79,174,298
Procter & Gamble Co. (The)	2,324,223	330,574,237

		722,414,551

Industrial Conglomerates — 0.4%
Honeywell International Inc.	484,865	113,356,588

Insurance — 4.1%
Allstate Corp. (The)	874,277	113,699,724
Aon PLC, Class A	861,218	223,942,517
Arthur J Gallagher & Co.	1,447,182	201,606,924
Brown & Brown Inc.	2,518,690	137,016,736
Erie Indemnity Co., Class A, NVS	104,097	19,246,494
Marsh & McLennan Companies Inc.	1,624,472	239,154,768
Progressive Corp. (The)(b)	1,305,331	124,215,298
Travelers Companies Inc. (The)	358,228	53,347,314
Willis Towers Watson PLC	302,531	62,345,588

		1,174,575,363

Interactive Media & Services — 1.6%
Alphabet Inc., Class C, NVS(a)	138,073	373,407,383
Facebook Inc., Class A(a)	73,200	26,081,160
IAC/InterActiveCorp.(a)	347,032	47,644,023

		447,132,566

Internet & Direct Marketing Retail — 0.4%
Amazon.com Inc.(a)	30,540	101,624,599
eBay Inc.	377,629	25,758,074

		127,382,673

IT Services — 10.8%
Accenture PLC, Class A	1,405,416	446,472,555
Akamai Technologies Inc.(a)(b)	1,439,736	172,653,141
Automatic Data Processing Inc.	853,919	179,007,040
Broadridge Financial Solutions Inc.	645,428	111,975,304
Cognizant Technology Solutions Corp., Class A	1,585,498	116,581,668

Security	Shares	Value

IT Services (continued)
EPAM Systems Inc.(a)	264,689	$148,172,902
Fidelity National Information Services Inc.	1,012,091	150,852,163
Fiserv Inc.(a)	1,833,326	211,034,156
International Business Machines Corp.	619,401	87,310,765
Jack Henry & Associates Inc.	1,090,778	189,893,542
Mastercard Inc., Class A	608,198	234,727,936
Paychex Inc.	3,164,395	360,171,439
VeriSign Inc.(a)	433,738	93,847,891
Visa Inc., Class A	1,748,228	430,745,897
Western Union Co. (The)	5,894,301	136,806,726

		3,070,253,125

Leisure Products — 0.4%
Peloton Interactive Inc., Class A(a)	868,624	102,541,063

Life Sciences Tools & Services — 0.7%
10X Genomics Inc., Class A(a)	409,543	75,040,564
Bio-Rad Laboratories Inc., Class A(a)	149,655	110,671,369

		185,711,933

Machinery — 0.4%
Deere & Co.	226,073	81,745,736
Otis Worldwide Corp.	211,148	18,908,304

		100,654,040

Media — 2.2%
Charter Communications Inc., Class A(a)(b)	153,849	114,471,348
Comcast Corp., Class A	2,973,242	174,915,827
Fox Corp., Class B	498,415	16,567,315
Liberty Broadband Corp., Class C, NVS(a)	830,257	147,362,315
News Corp., Class A, NVS	4,835,038	119,086,986
Omnicom Group Inc.	660,635	48,107,441

		620,511,232

Metals & Mining — 1.2%
Newmont Corp.	5,450,721	342,414,293

Multi-Utilities — 1.9%
CMS Energy Corp.	913,219	56,427,802
Consolidated Edison Inc.	3,070,452	226,507,244
Dominion Energy Inc.	1,283,886	96,124,545
WEC Energy Group Inc.	1,795,482	169,026,675

		548,086,266

Multiline Retail — 2.2%
Dollar General Corp.	837,255	194,779,003
Dollar Tree Inc.(a)	738,959	73,740,719
Target Corp.	1,327,364	346,508,372

		615,028,094

Oil, Gas & Consumable Fuels — 0.2%
Cheniere Energy Inc.(a)	649,228	55,138,934

Pharmaceuticals — 6.0%
Bristol-Myers Squibb Co.	1,344,733	91,267,029
Eli Lilly & Co.	1,963,237	478,048,210
Johnson & Johnson	2,367,243	407,639,245
Merck & Co. Inc.	4,628,951	355,827,463
Pfizer Inc.	5,833,977	249,752,555
Zoetis Inc.	629,329	127,564,988

		1,710,099,490

Professional Services — 0.6%
Booz Allen Hamilton Holding Corp., Class A	907,252	77,851,294
Verisk Analytics Inc., Class A	485,617	92,238,093

		170,089,387

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail — 1.0%
AMERCO	140,348	$82,519,010
Old Dominion Freight Line Inc.	701,595	188,834,294

		271,353,304

Semiconductors & Semiconductor Equipment — 1.3%
Applied Materials Inc.	108,694	15,209,551
Broadcom Inc.	168,334	81,709,324
Intel Corp.	528,798	28,407,028
Texas Instruments Inc.	1,316,435	250,938,840

		376,264,743

Software — 8.6%
Adobe Inc.(a)	683,492	424,879,132
Black Knight Inc.(a)	1,903,135	157,598,609
Citrix Systems Inc.	1,762,855	177,607,641
Cloudflare Inc., Class A(a)(b)	835,574	99,124,144
Fortinet Inc.(a)(b)	131,094	35,689,031
Intuit Inc.	160,322	84,965,850
Microsoft Corp.	1,645,135	468,715,413
NortonLifeLock Inc.	1,915,358	47,539,186
Oracle Corp.	3,969,337	345,888,026
Palo Alto Networks Inc.(a)	165,571	66,071,108
Tyler Technologies Inc.(a)	581,721	286,579,033
Zoom Video Communications Inc., Class A(a)	433,045	163,734,314
Zscaler Inc.(a)	417,688	98,536,776

		2,456,928,263

Specialty Retail — 1.9%
AutoZone Inc.(a)	101,990	165,587,905
Home Depot Inc. (The)	771,812	253,300,980
O’Reilly Automotive Inc.(a)	182,037	109,921,222

		528,810,107

Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc.	498,658	72,734,256
Dell Technologies Inc., Class C(a)	249,254	24,082,921

		96,817,177

Textiles, Apparel & Luxury Goods — 0.5%
Nike Inc., Class B	804,241	134,718,410

Security	Shares	Value

Tobacco — 0.2%
Altria Group Inc.	355,770	$17,091,191
Philip Morris International Inc.	403,613	40,397,625

		57,488,816

Water Utilities — 0.1%
American Water Works Co. Inc.	119,782	20,376,116

Wireless Telecommunication Services — 1.5%
T-Mobile U.S. Inc.(a)	2,876,985	414,343,380

Total Common Stocks — 99.7% (Cost: $22,752,135,889)		28,397,150,515

Short-Term Investments

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	432,775,666	432,992,054
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	50,790,000	50,790,000

		483,782,054

Total Short-Term Investments — 1.7% (Cost: $483,674,984)		483,782,054

Total Investments in Securities — 101.4% (Cost: $23,235,810,873)		28,880,932,569

Other Assets, Less Liabilities — (1.4)%		(409,945,428)

Net Assets — 100.0%		$28,470,987,141

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$395,047,833	$38,131,434	(a)	$—		$7,141	$(194,354)	$432,992,054	432,775,666	$623,221	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	55,280,000	—		(4,490,000	)(a)	—	—	50,790,000	50,790,000	34,520		—

						$7,141	$(194,354)	$483,782,054		$657,741		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Min Vol Factor ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	90	09/17/21	$3,735	$44,018
S&P 500 E-Mini Index	307	09/17/21	67,379	1,883,731

				$1,927,749

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,927,749

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$19,399,541

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(2,166,702)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$75,932,103

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$28,397,150,515	$—	$—	$28,397,150,515
Money Market Funds	483,782,054	—	—	483,782,054

	$28,880,932,569	$—	$—	$28,880,932,569

Derivative financial instruments(a)
Assets
Futures Contracts	$1,927,749	$—	$—	$1,927,749

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® MSCI USA Small-Cap Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Aerojet Rocketdyne Holdings Inc.	10,608	$500,485
BWX Technologies Inc.	17,036	978,377
National Presto Industries Inc.	9,408	907,684
Parsons Corp.(a)	12,264	473,636

		2,860,182

Air Freight & Logistics — 0.3%
Air Transport Services Group Inc.(a)	26,752	647,398
Atlas Air Worldwide Holdings Inc.(a)	6,635	444,346
Forward Air Corp.	16,232	1,435,558

		2,527,302

Auto Components — 0.8%
Dorman Products Inc.(a)	49,105	4,966,971
Gentex Corp.	38,503	1,310,257
Standard Motor Products Inc.	9,925	414,468

		6,691,696

Banks — 3.4%
Altabancorp	21,860	882,925
Bank First Corp.	12,404	868,156
Bank OZK	104,008	4,234,166
CBTX Inc.	30,815	810,434
Century Bancorp. Inc./MA, Class A, NVS	4,935	564,465
Commerce Bancshares Inc.	28,736	2,032,497
East West Bancorp. Inc.	42,089	2,994,632
First Hawaiian Inc.	82,818	2,279,979
First Interstate BancSystem Inc., Class A	15,854	664,600
German American Bancorp. Inc.	44,741	1,686,736
Harborone Bancorp. Inc.	91,639	1,247,207
Independent Bank Group Inc.	11,497	801,341
Nicolet Bankshares Inc.(a)	16,058	1,162,439
Origin Bancorp Inc.	39,676	1,614,020
Park National Corp.	27,454	3,127,285
Texas Capital Bancshares Inc.(a)	11,116	700,086
UMB Financial Corp.	19,393	1,815,185
Westamerica Bancorp	46,622	2,589,852

		30,076,005

Biotechnology — 7.8%
Acceleron Pharma Inc.(a)	4,780	597,787
Alkermes PLC(a)	281,539	7,283,414
Allakos Inc.(a)(b)	11,326	901,097
Allogene Therapeutics Inc.(a)(b)	19,103	419,311
ALX Oncology Holdings Inc.(a)	14,167	829,619
Applied Molecular Transport Inc.(a)	9,290	260,399
Arcutis Biotherapeutics Inc.(a)	22,538	525,811
Arena Pharmaceuticals Inc.(a)	32,211	1,992,572
BioCryst Pharmaceuticals Inc.(a)(b)	80,454	1,296,918
Bluebird Bio Inc.(a)(b)	15,480	393,347
Blueprint Medicines Corp.(a)(b)	8,310	730,200
Celldex Therapeutics Inc.(a)	69,848	3,055,850
Chimerix Inc.(a)	128,562	852,366
Curis Inc.(a)	120,598	915,339
Dynavax Technologies Corp.(a)(b)	161,397	1,507,448
Enanta Pharmaceuticals Inc.(a)	32,305	1,364,886
Essa Pharma Inc.(a)	37,487	838,584
Geron Corp.(a)(b)	429,844	524,410
Halozyme Therapeutics Inc.(a)	102,182	4,223,182
Heron Therapeutics Inc.(a)	76,591	946,665
Humanigen Inc.(a)(b)	23,989	386,703

Security	Shares	Value

Biotechnology (continued)
IGM Biosciences Inc.(a)	9,882	$672,075
Ironwood Pharmaceuticals Inc.(a)(b)	270,813	3,593,688
MacroGenics Inc.(a)	79,874	1,993,655
Madrigal Pharmaceuticals Inc.(a)(b)	17,077	1,491,164
MannKind Corp.(a)	191,787	786,327
Merus NV(a)(b)	27,406	471,383
Myovant Sciences Ltd.(a)(b)	64,638	1,326,372
Ocugen Inc.(a)(b)	124,668	836,522
OPKO Health Inc.(a)(b)	572,453	1,969,238
Protagonist Therapeutics Inc.(a)	14,606	721,975
Prothena Corp. PLC(a)	36,364	1,821,836
Puma Biotechnology Inc.(a)	54,582	410,457
Repare Therapeutics Inc.(a)(b)	16,530	552,102
Rhythm Pharmaceuticals Inc.(a)	49,858	862,045
Rubius Therapeutics Inc.(a)(b)	64,940	1,395,561
Sage Therapeutics Inc.(a)	60,725	2,655,504
Scholar Rock Holding Corp.(a)	38,970	1,217,812
Sorrento Therapeutics Inc.(a)(b)	246,930	2,027,295
Spectrum Pharmaceuticals Inc.(a)	274,498	883,884
Translate Bio Inc.(a)	26,202	724,223
United Therapeutics Corp.(a)	47,663	8,671,330
Vanda Pharmaceuticals Inc.(a)	97,434	1,589,148
Vaxart Inc.(a)(b)	97,947	704,239
Viking Therapeutics Inc.(a)	73,974	454,940
Vir Biotechnology Inc.(a)(b)	10,117	360,671

		68,039,354

Building Products — 0.7%
Carlisle Companies Inc.	13,396	2,709,207
CSW Industrials Inc.	26,341	3,115,877

		5,825,084

Capital Markets — 2.4%
Affiliated Managers Group Inc.	2,779	440,305
Diamond Hill Investment Group Inc.	5,349	921,365
Donnelley Financial Solutions Inc.(a)	54,392	1,751,966
Houlihan Lokey Inc.	61,569	5,485,798
Interactive Brokers Group Inc., Class A	70,733	4,375,544
Morningstar Inc.	12,629	3,190,464
Virtu Financial Inc., Class A	124,893	3,214,746
WisdomTree Investments Inc.	198,352	1,225,815

		20,606,003

Chemicals — 2.2%
AdvanSix Inc.(a)	49,852	1,667,549
Ashland Global Holdings Inc.	16,756	1,425,433
Balchem Corp.	37,107	5,005,363
NewMarket Corp.	15,459	4,883,653
Sensient Technologies Corp.	75,008	6,539,198

		19,521,196

Commercial Services & Supplies — 0.8%
Brady Corp., Class A, NVS	37,878	2,071,169
Ennis Inc.	46,541	920,115
Healthcare Services Group Inc.	26,768	698,645
Stericycle Inc.(a)	11,857	836,511
U.S. Ecology Inc.(a)	21,180	741,300
UniFirst Corp./MA	9,567	2,083,406

		7,351,146

Communications Equipment — 0.8%
ADTRAN Inc.	49,863	1,117,430
Ciena Corp.(a)	34,815	2,024,144
EchoStar Corp., Class A(a)	19,776	441,005

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Small-Cap Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
NETGEAR Inc.(a)	13,261	$454,189
NetScout Systems Inc.(a)	47,619	1,369,522
Viavi Solutions Inc.(a)	89,568	1,494,890

		6,901,180

Construction & Engineering — 0.3%
Argan Inc.	27,931	1,255,498
EMCOR Group Inc.	12,691	1,545,891

		2,801,389

Construction Materials — 0.1%
United State Lime & Minerals Inc.	4,055	563,645

Consumer Finance — 0.1%
FirstCash Inc.	6,036	478,051

Containers & Packaging — 2.7%
AptarGroup Inc.	86,136	11,104,653
Berry Global Group Inc.(a)	26,735	1,718,793
Ranpak Holdings Corp.(a)	59,436	1,522,750
Silgan Holdings Inc.	155,688	6,308,478
Sonoco Products Co.	44,840	2,860,344

		23,515,018

Distributors — 0.2%
Core-Mark Holding Co. Inc.	32,203	1,386,017

Diversified Consumer Services — 3.9%
American Public Education Inc.(a)	16,051	475,431
Carriage Services Inc.	30,441	1,131,796
frontdoor Inc.(a)	95,812	4,689,039
Graham Holdings Co., Class B	7,146	4,749,660
Grand Canyon Education Inc.(a)	37,317	3,446,971
H&R Block Inc.	105,769	2,596,629
Service Corp. International	180,181	11,259,511
Terminix Global Holdings Inc.(a)	116,595	6,121,238

		34,470,275

Diversified Telecommunication Services — 0.6%
ATN International Inc.	13,482	580,400
Bandwidth Inc., Class A(a)	14,140	1,833,392
Cincinnati Bell Inc.(a)	85,687	1,314,439
Globalstar Inc.(a)(b)	1,193,905	1,647,589

		5,375,820

Electric Utilities — 3.3%
ALLETE Inc.	72,240	5,079,917
Hawaiian Electric Industries Inc.	119,783	5,191,395
IDACORP Inc.	89,204	9,406,562
MGE Energy Inc.	17,374	1,357,257
Portland General Electric Co.	158,300	7,740,870

		28,776,001

Electronic Equipment, Instruments & Components — 0.7%
Badger Meter Inc.	12,093	1,221,756
MicroVision Inc.(a)(b)	59,080	813,532
National Instruments Corp.	19,802	873,466
OSI Systems Inc.(a)	30,140	3,015,507

		5,924,261

Entertainment — 3.0%
IMAX Corp.(a)	88,884	1,434,588
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	57,583	1,523,070
Lions Gate Entertainment Corp., Class A(a)	103,190	1,550,946
Lions Gate Entertainment Corp., Class B, NVS(a)	207,861	2,777,023
Madison Square Garden Entertainment Corp.(a)(b)	31,901	2,231,794

Security	Shares	Value

Entertainment (continued)
Madison Square Garden Sports Corp.(a)	21,703	$3,531,946
World Wrestling Entertainment Inc., Class A	53,640	2,648,743
Zynga Inc., Class A(a)	1,008,125	10,182,063

		25,880,173

Equity Real Estate Investment Trusts (REITs) — 9.6%
Agree Realty Corp.	25,409	1,909,486
American Homes 4 Rent, Class A	333,439	14,004,438
Americold Realty Trust	140,654	5,464,408
CoreSite Realty Corp.	57,546	7,953,433
CubeSmart	310,914	15,439,989
Easterly Government Properties Inc.	116,537	2,645,390
EastGroup Properties Inc.	4,787	843,565
Equity Commonwealth	215,144	5,656,136
First Industrial Realty Trust Inc.	12,908	707,100
Healthcare Realty Trust Inc.	142,044	4,528,363
Healthcare Trust of America Inc., Class A	222,782	6,369,337
JBG SMITH Properties	47,250	1,541,768
Life Storage Inc.	81,295	9,540,781
Monmouth Real Estate Investment Corp.	27,094	515,870
PS Business Parks Inc.	10,270	1,578,191
QTS Realty Trust Inc., Class A	25,614	1,990,464
Rexford Industrial Realty Inc.	16,071	988,688
Terreno Realty Corp.	28,186	1,926,795

		83,604,202

Food & Staples Retailing — 3.0%
BJ’s Wholesale Club Holdings Inc.(a)	155,175	7,858,062
Casey’s General Stores Inc.	26,394	5,218,358
Grocery Outlet Holding Corp.(a)	85,344	2,826,593
Ingles Markets Inc., Class A	25,287	1,511,151
Rite Aid Corp.(a)(b)	58,121	883,439
Sprouts Farmers Market Inc.(a)	208,639	5,128,347
United Natural Foods Inc.(a)	23,861	790,276
Weis Markets Inc.	31,071	1,635,888

		25,852,114

Food Products — 4.5%
B&G Foods Inc.(b)	49,648	1,425,891
Calavo Growers Inc.	16,985	956,935
Cal-Maine Foods Inc.	66,278	2,312,439
Flowers Foods Inc.	355,479	8,375,085
Hain Celestial Group Inc. (The)(a)	98,262	3,921,637
Hostess Brands Inc.(a)	231,226	3,720,426
John B Sanfilippo & Son Inc.	14,486	1,337,927
Lancaster Colony Corp.	34,098	6,746,971
Landec Corp.(a)	42,382	463,659
Post Holdings Inc.(a)	20,756	2,124,169
Sanderson Farms Inc.	7,984	1,491,731
Seaboard Corp.	512	2,104,320
Tootsie Roll Industries Inc.	28,936	995,109
TreeHouse Foods Inc.(a)	75,895	3,369,738

		39,346,037

Gas Utilities — 1.6%
Chesapeake Utilities Corp.	9,812	1,222,477
National Fuel Gas Co.	44,263	2,276,446
New Jersey Resources Corp.	14,477	557,654
Northwest Natural Holding Co.	54,207	2,834,484
ONE Gas Inc.	53,714	3,963,019
Spire Inc.	31,649	2,245,497
Star Group LP	64,994	766,279

		13,865,856

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Small-Cap Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies — 3.6%
AngioDynamics Inc.(a)	67,400	$1,794,862
Atrion Corp.	2,601	1,635,873
Globus Medical Inc., Class A(a)	64,901	5,397,816
Heska Corp.(a)(b)	11,248	2,707,394
Hill-Rom Holdings Inc.	28,502	3,946,387
ICU Medical Inc.(a)	24,363	4,952,754
Integra LifeSciences Holdings Corp.(a)	22,613	1,636,955
Meridian Bioscience Inc.(a)	72,842	1,493,261
Mesa Laboratories Inc.	6,487	1,910,486
Natus Medical Inc.(a)	42,080	1,123,536
Neogen Corp.(a)	81,907	3,567,869
Senseonics Holdings Inc.(a)(b)	224,577	689,451
Zomedica Corp.(a)(b)	1,588,658	966,540

		31,823,184

Health Care Providers & Services — 4.1%
AMN Healthcare Services Inc.(a)	53,579	5,387,904
Apollo Medical Holdings Inc.(a)(b)	52,669	4,654,360
Chemed Corp.	959	456,503
CorVel Corp.(a)	17,436	2,455,337
Guardant Health Inc.(a)	3,987	437,773
LHC Group Inc.(a)	23,394	5,033,921
Magellan Health Inc.(a)	11,760	1,109,203
ModivCare Inc.(a)	22,598	3,841,660
National HealthCare Corp.	23,214	1,802,567
Owens & Minor Inc.	59,548	2,754,095
Patterson Companies Inc.	17,054	530,891
Premier Inc., Class A	216,095	7,701,626

		36,165,840

Health Care Technology — 0.8%
Computer Programs & Systems Inc.	24,920	786,724
Health Catalyst Inc.(a)	9,499	551,512
HealthStream Inc.(a)	45,126	1,318,131
Inovalon Holdings Inc., Class A(a)	70,102	2,655,464
Vocera Communications Inc.(a)	35,899	1,506,322

		6,818,153

Hotels, Restaurants & Leisure — 0.4%
El Pollo Loco Holdings Inc.(a)	35,955	669,123
Papa John’s International Inc.	14,316	1,633,742
Playa Hotels & Resorts NV(a)	206,063	1,378,561

		3,681,426

Household Durables — 0.7%
Ethan Allen Interiors Inc.	38,181	907,562
Helen of Troy Ltd.(a)	18,475	4,127,130
Vuzix Corp.(a)	72,292	1,069,922

		6,104,614

Household Products — 0.6%
WD-40 Co.	23,036	5,597,518

Insurance — 4.6%
AMERISAFE Inc.	33,071	1,891,661
Axis Capital Holdings Ltd.	128,918	6,558,059
Employers Holdings Inc.	49,406	2,051,337
Enstar Group Ltd.(a)	16,066	4,129,283
Hanover Insurance Group Inc. (The)	64,313	8,740,137
HCI Group Inc.	11,390	1,144,467
Mercury General Corp.	49,031	2,982,556
Safety Insurance Group Inc.	26,122	2,001,468
Selective Insurance Group Inc.	53,886	4,383,626

Security	Shares	Value

Insurance (continued)
White Mountains Insurance Group Ltd.	5,486	$6,207,793

		40,090,387

Interactive Media & Services — 0.4%
ANGI Inc.(a)(b)	118,217	1,360,678
fuboTV Inc.(a)	42,769	1,113,705
TrueCar Inc.(a)	167,316	880,082

		3,354,465

Internet & Direct Marketing Retail — 0.6%
Duluth Holdings Inc., Class B(a)	36,985	553,666
Shutterstock Inc.	40,568	4,401,222

		4,954,888

IT Services — 2.9%
Cass Information Systems Inc.	18,550	817,870
CSG Systems International Inc.	37,409	1,696,872
DXC Technology Co.(a)(b)	18,897	755,502
EVERTEC Inc.	66,530	2,907,361
Evo Payments Inc., Class A(a)	17,796	519,643
ExlService Holdings Inc.(a)	4,877	552,174
International Money Express Inc.(a)	31,840	515,490
Maximus Inc.	108,605	9,665,845
Switch Inc., Class A	144,355	2,982,374
Sykes Enterprises Inc.(a)	69,396	3,723,789
Tucows Inc., Class A(a)	16,064	1,249,137

		25,386,057

Leisure Products — 1.5%
Acushnet Holdings Corp.	65,791	3,370,473
Johnson Outdoors Inc., Class A	10,304	1,219,684
Mattel Inc.(a)	138,571	3,009,762
Smith & Wesson Brands Inc.	99,212	2,326,521
Sturm Ruger & Co. Inc.	31,107	2,313,117
Vista Outdoor Inc.(a)	18,571	750,083

		12,989,640

Life Sciences Tools & Services — 0.7%
Pacific Biosciences of California Inc.(a)	78,835	2,534,545
Repligen Corp.(a)	14,387	3,534,886

		6,069,431

Machinery — 1.8%
ESCO Technologies Inc.	9,319	879,434
Graco Inc.	24,313	1,898,359
Helios Technologies Inc.	36,829	2,977,625
REV Group Inc.	51,350	775,899
Toro Co. (The)	48,575	5,524,920
TriMas Corp.(a)	76,579	2,505,665
Wabash National Corp.	92,646	1,356,337

		15,918,239

Media — 0.9%
AMC Networks Inc., Class A(a)	47,447	2,374,248
Boston Omaha Corp., Class A(a)	27,939	913,885
John Wiley & Sons Inc., Class A	38,836	2,282,780
Meredith Corp.(a)	33,780	1,474,159
New York Times Co. (The), Class A	14,886	651,709

		7,696,781

Metals & Mining — 2.1%
Alcoa Corp.(a)	12,995	521,749
McEwen Mining Inc.(a)(b)	697,871	837,445
Royal Gold Inc.	92,478	11,237,927
Schnitzer Steel Industries Inc., Class A	13,337	699,126
United States Steel Corp.(b)	133,862	3,544,666

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Small-Cap Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Warrior Met Coal Inc.	86,972	$1,623,767

		18,464,680

Mortgage Real Estate Investment — 0.1%
New Residential Investment Corp.	66,505	649,089

Multi-Utilities — 1.1%
Avista Corp.	120,464	5,159,473
NorthWestern Corp.	73,853	4,578,148

		9,737,621

Multiline Retail — 0.0%
Big Lots Inc.	6,620	381,378

Oil, Gas & Consumable Fuels — 0.8%
Antero Midstream Corp.	399,303	3,793,378
Arch Resources Inc.(a)	23,989	1,576,557
Cimarex Energy Co.	18,828	1,227,586
Range Resources Corp.(a)	31,348	477,430

		7,074,951

Pharmaceuticals — 1.9%
Aclaris Therapeutics Inc.(a)	64,015	955,744
Aerie Pharmaceuticals Inc.(a)	79,205	1,249,855
Amneal Pharmaceuticals Inc.(a)(b)	171,659	846,279
Amphastar Pharmaceuticals Inc.(a)	67,629	1,416,828
Corcept Therapeutics Inc.(a)	109,869	2,281,979
Nektar Therapeutics, Class A(a)(b)	104,310	1,647,055
Pacira BioSciences Inc.(a)	23,644	1,393,814
Phibro Animal Health Corp., Class A	17,378	411,337
Prestige Consumer Healthcare Inc.(a)	60,397	3,173,862
SIGA Technologies Inc.(a)(b)	83,845	534,093
Supernus Pharmaceuticals Inc.(a)	48,246	1,270,317
Theravance Biopharma Inc.(a)	79,842	1,036,349

		16,217,512

Professional Services — 2.4%
ASGN Inc.(a)	4,364	441,331
CBIZ Inc.(a)(b)	86,290	2,790,619
FTI Consulting Inc.(a)	49,714	7,243,330
Heidrick & Struggles International Inc.	12,285	524,692
Nielsen Holdings PLC	222,505	5,271,143
Resources Connection Inc.	35,004	542,212
TrueBlue Inc.(a)	41,565	1,130,152
Upwork Inc.(a)	64,640	3,347,706

		21,291,185

Real Estate Management & Development — 0.1%
Tejon Ranch Co.(a)(b)	37,822	689,495

Road & Rail — 2.3%
ArcBest Corp.	9,006	532,345
Heartland Express Inc.	92,405	1,573,657
Landstar System Inc.	67,833	10,649,781
Ryder System Inc.	12,056	918,064
Schneider National Inc., Class B	100,414	2,253,290
Werner Enterprises Inc.	90,486	4,136,115

		20,063,252

Software — 6.3%
Benefitfocus Inc.(a)	46,716	614,783
Blackbaud Inc.(a)	30,568	2,180,415
CDK Global Inc.	215,156	10,325,337
CommVault Systems Inc.(a)	65,736	4,968,984
Dolby Laboratories Inc., Class A	82,973	8,056,678

Security	Shares	Value

Software (continued)
E2open Parent Holdings Inc.(a)	133,058	$1,337,233
InterDigital Inc.	26,974	1,777,317
j2 Global Inc.(a)(b)	35,792	5,056,336
Marathon Digital Holdings Inc.(a)	44,710	1,235,337
MicroStrategy Inc., Class A(a)(b)	1,450	907,715
Nuance Communications Inc.(a)	97,671	5,362,138
Progress Software Corp.	26,015	1,186,024
Proofpoint Inc.(a)	15,441	2,696,925
SPS Commerce Inc.(a)	31,474	3,429,092
Teradata Corp.(a)	67,132	3,333,775
Verint Systems Inc.(a)	63,078	2,691,538

		55,159,627

Specialty Retail — 1.2%
American Eagle Outfitters Inc.	12,092	416,811
Monro Inc.	30,681	1,779,498
Murphy USA Inc.	45,775	6,752,270
Winmark Corp.	5,345	1,126,833

		10,075,412

Textiles, Apparel & Luxury Goods — 0.5%
Columbia Sportswear Co.	41,550	4,139,211
Hanesbrands Inc.	28,885	527,440

		4,666,651

Thrifts & Mortgage Finance — 1.2%
Capitol Federal Financial Inc.	115,961	1,286,008
Columbia Financial Inc.(a)	88,755	1,601,140
Kearny Financial Corp./MD	134,686	1,620,273
Northfield Bancorp. Inc.	76,667	1,261,172
Northwest Bancshares Inc.	180,798	2,406,421
TFS Financial Corp.	99,604	1,940,286
Waterstone Financial Inc.	38,207	753,824

		10,869,124

Tobacco — 0.1%
Universal Corp./VA	20,638	1,076,478

Trading Companies & Distributors — 0.9%
McGrath RentCorp	6,183	484,871
Watsco Inc.	26,335	7,438,057

		7,922,928

Water Utilities — 1.2%
American States Water Co.	38,423	3,393,519
Cadiz Inc.(a)(b)	63,545	861,035
California Water Service Group	82,069	5,144,085
SJW Group	12,174	839,154

		10,237,793

Wireless Telecommunication Services — 0.9%
Gogo Inc.(a)(b)	37,067	384,385
Shenandoah Telecommunications Co.	83,939	4,431,140
Telephone and Data Systems Inc.	91,853	2,052,914
U.S. Cellular Corp.(a)	23,720	862,459

		7,730,898

Total Common Stocks — 99.8% (Cost: $757,695,704)		871,196,704

Short-Term Investments

Money Market Funds — 2.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	21,923,498	21,934,459

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Small-Cap Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,550,000	$1,550,000

		23,484,459

Total Short-Term Investments — 2.7% (Cost: $23,476,261)		23,484,459

Total Investments in Securities — 102.5% (Cost: $781,171,965)		894,681,163

Other Assets, Less Liabilities — (2.5)%		(21,694,864)

Net Assets — 100.0%		$872,986,299

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$22,417,273	$—		$(465,774	)(a)	$(10,931)	$(6,109)	$21,934,459	21,923,498	$369,699	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	1,550,000	(a)	—		—	—	1,550,000	1,550,000	614		—

						$(10,931)	$(6,109)	$23,484,459		$370,313		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	5	09/17/21	$208	$6,794
Russell 2000 E-Mini Index	1	09/17/21	111	(5,142)
S&P MidCap 400 E-Mini Index	5	09/17/21	1,349	(2,736)

				$(1,084)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$6,794

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Small-Cap Min Vol Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$7,878

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$497,821

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,084)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$928,480

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$871,196,704	$—	$—	$871,196,704
Money Market Funds	23,484,459	—	—	23,484,459

	$894,681,163	$—	$—	$894,681,163

Derivative financial instruments(a)
Assets
Futures Contracts	$6,794	$—	$—	$6,794
Liabilities
Futures Contracts	(7,878)	—	—	(7,878)

	$(1,084)	$—	$—	$(1,084)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2021

	iShares MSCI EAFE Min Vol Factor ETF	iShares MSCI USA Min Vol Factor ETF	iShares MSCI USA Small-Cap Min Vol Factor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$8,570,531,737	$28,397,150,515	$871,196,704
Affiliated(c)	23,016,984	483,782,054	23,484,459
Cash	6,019	248,430	5,107
Foreign currency, at value(d)	17,774,757	—	—
Cash pledged:
Futures contracts	16,999	3,260,000	95,000
Foreign currency collateral pledged:
Futures contracts(e)	2,995,274	—	—
Receivables:
Securities lending income — Affiliated	19,626	35,649	17,535
Dividends	10,214,049	23,334,001	286,555
Tax reclaims	29,210,464	—	—

Total assets	8,653,785,909	28,907,810,649	895,085,360

LIABILITIES
Collateral on securities loaned, at value	20,663,447	432,936,526	21,948,979
Payables:
Variation margin on futures contracts	61,968	309,423	2,555
Capital shares redeemed	244,956	—	—
Investment advisory fees	1,469,841	3,577,559	147,527

Total liabilities	22,440,212	436,823,508	22,099,061

NET ASSETS	$8,631,345,697	$28,470,987,141	$872,986,299

NET ASSETS CONSIST OF:
Paid-in capital	$8,343,580,769	$24,333,870,815	$818,130,480
Accumulated earnings	287,764,928	4,137,116,326	54,855,819

NET ASSETS	$8,631,345,697	$28,470,987,141	$872,986,299

Shares outstanding	111,700,000	373,700,000	23,000,000

Net asset value	$77.27	$76.19	$37.96

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$19,667,968	$431,053,030	$20,497,112
(b) Investments, at cost — Unaffiliated	$7,582,546,964	$22,752,135,889	$757,695,704
(c) Investments, at cost — Affiliated	$23,007,211	$483,674,984	$23,476,261
(d) Foreign currency, at cost	$17,611,053	$—	$—
(e) Foreign currency collateral pledged, at cost	$3,186,832	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Operations

Year Ended July 31, 2021

	iShares MSCI EAFE Min Vol Factor ETF	iShares MSCI USA Min Vol Factor ETF	iShares MSCI USA Small-Cap Min Vol Factor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$271,694,551	$540,952,065	$11,505,025
Dividends — Affiliated	1,515	34,520	614
Non-cash dividends — Unaffiliated	15,530,519	—	—
Securities lending income — Affiliated — net	462,909	623,221	369,699
Other income — Unaffiliated	3,089	—	—
Foreign taxes withheld	(21,324,399)	(436,435)	—
Foreign withholding tax claims	1,696	—	—

Total investment income	266,369,880	541,173,371	11,875,338

EXPENSES
Investment advisory fees	31,559,526	46,640,825	1,751,862
Professional fees	1,727	—	—
Miscellaneous	173	173	173

Total expenses	31,561,426	46,640,998	1,752,035

Less:
Investment advisory fees waived	(11,713,593)	—	—

Total expenses after fees waived	19,847,833	46,640,998	1,752,035

Net investment income	246,522,047	494,532,373	10,123,303

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(12,664,821)	(27,173,164)	(5,543,673)
Investments — Affiliated	12,010	7,141	(10,931)
In-kind redemptions — Unaffiliated	589,087,407	3,378,821,397	73,749,398
Futures contracts	16,781,367	19,399,541	497,821
Foreign currency transactions	1,029,270	(243)	—

Net realized gain	594,245,233	3,371,054,672	68,692,615

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	765,910,829	2,189,512,100	144,304,044
Investments — Affiliated	(65,879)	(194,354)	(6,109)
Futures contracts	1,416,354	(2,166,702)	(1,084)
Foreign currency translations	(2,076,997)	—	—

Net change in unrealized appreciation (depreciation)	765,184,307	2,187,151,044	144,296,851

Net realized and unrealized gain	1,359,429,540	5,558,205,716	212,989,466

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,605,951,587	$6,052,738,089	$223,112,769

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI EAFE Min Vol Factor ETF		iShares MSCI USA Min Vol Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$246,522,047	$309,230,623	$494,532,373	$720,337,051
Net realized gain (loss)	594,245,233	(293,383,782)	3,371,054,672	1,188,378,832
Net change in unrealized appreciation (depreciation)	765,184,307	(574,369,634)	2,187,151,044	(1,232,614,143)

Net increase (decrease) in net assets resulting from operations	1,605,951,587	(558,522,793)	6,052,738,089	676,101,740

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(147,128,455)	(452,685,454)	(512,658,921)	(720,879,520)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(3,386,673,077)	274,868,342	(11,581,152,074)	3,910,442,388

NET ASSETS
Total increase (decrease) in net assets	(1,927,849,945)	(736,339,905)	(6,041,072,906)	3,865,664,608
Beginning of year	10,559,195,642	11,295,535,547	34,512,060,047	30,646,395,439

End of year	$8,631,345,697	$10,559,195,642	$28,470,987,141	$34,512,060,047

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets  (continued)

	iShares MSCI USA Small-Cap Min Vol Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,123,303	$8,373,390
Net realized gain (loss)	68,692,615	(31,777,288)
Net change in unrealized appreciation (depreciation)	144,296,851	(45,159,942)

Net increase (decrease) in net assets resulting from operations	223,112,769	(68,563,840)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,362,801)	(8,655,171)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(168,629,674)	695,649,883

NET ASSETS
Total increase in net assets	43,120,294	618,430,872
Beginning of year	829,866,005	211,435,133

End of year	$872,986,299	$829,866,005

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EAFE Min Vol Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$66.79	$71.90	$72.92	$70.34	$67.93

Net investment income(a)	1.79	1.86	2.15	2.15	2.04
Net realized and unrealized gain (loss)(b)	9.96	(4.26)	(1.01)	2.28	3.18

Net increase (decrease) from investment operations	11.75	(2.40)	1.14	4.43	5.22

Distributions(c)
From net investment income	(1.27)	(2.71)	(2.16)	(1.85)	(2.81)

Total distributions	(1.27)	(2.71)	(2.16)	(1.85)	(2.81)

Net asset value, end of year	$77.27	$66.79	$71.90	$72.92	$70.34

Total Return
Based on net asset value	17.61%	(3.51)%	1.68%	6.36%	8.09%

Ratios to Average Net Assets
Total expenses	0.32%	0.32%	0.32%	0.31%	0.32%

Total expenses after fees waived	0.20%	0.20%	0.20%	0.20%	0.20%

Total expenses excluding professional fees for foreign withholding tax claims	0.32%	N/A	0.32%	N/A	0.32%

Net investment income	2.48%	2.65%	3.04%	2.96%	3.09%

Supplemental Data
Net assets, end of year (000)	$8,631,346	$10,559,196	$11,295,536	$8,852,315	$7,238,327

Portfolio turnover rate(d)	25%	23%	22%	23%	28%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Min Vol Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$63.37	$62.75	$54.90	$49.89	$46.91

Net investment income(a)	1.08	1.29	1.23	1.02	0.98
Net realized and unrealized gain(b)	12.84	0.62	7.77	4.98	3.02

Net increase from investment operations	13.92	1.91	9.00	6.00	4.00

Distributions(c)
From net investment income	(1.10)	(1.29)	(1.15)	(0.99)	(1.02)

Total distributions	(1.10)	(1.29)	(1.15)	(0.99)	(1.02)

Net asset value, end of year	$76.19	$63.37	$62.75	$54.90	$49.89

Total Return
Based on net asset value	22.23%	3.18%	16.61%	12.16%	8.70%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.59%	2.06%	2.12%	1.95%	2.10%

Supplemental Data
Net assets, end of year (000)	$28,470,987	$34,512,060	$30,646,395	$15,191,622	$13,530,002

Portfolio turnover rate(d)	23%	22%	21%	22%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Small-Cap Min Vol Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Period From 09/07/16 to 07/31/17	(a)

Net asset value, beginning of period	$29.91	$34.10	$31.53	$27.82	$25.11

Net investment income(b)	0.40	0.54	0.60	0.52	0.49
Net realized and unrealized gain (loss)(c)	8.09	(4.17)	2.48	3.66	2.63

Net increase (decrease) from investment operations	8.49	(3.63)	3.08	4.18	3.12

Distributions(d)
From net investment income	(0.44)	(0.56)	(0.51)	(0.47)	(0.41)

Total distributions	(0.44)	(0.56)	(0.51)	(0.47)	(0.41)

Net asset value, end of period	$37.96	$29.91	$34.10	$31.53	$27.82

Total Return
Based on net asset value	28.66%	(10.73)%	9.91%	15.19%	12.51	%(e)

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20	%(f)

Net investment income	1.16%	1.72%	1.85%	1.76%	2.04	%(f)

Supplemental Data
Net assets, end of period (000)	$872,986	$829,866	$211,435	$39,418	$8,347

Portfolio turnover rate(g)	50%	43%	48%	47%	47	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI EAFE Min Vol Factor(a)	Diversified
MSCI USA Min Vol Factor(b)	Diversified
MSCI USA Small-Cap Min Vol Factor(c)	Diversified

(a)	Formerly the iShares Edge MSCI Min Vol EAFE ETF.
(b)	Formerly the iShares Edge MSCI Min Vol USA ETF.
(c)	Formerly the iShares Edge MSCI Min Vol USA Small-Cap ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statements of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2021, if any, are disclosed in the statements of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statements of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI EAFE Min Vol Factor
HSBC BANK PLC	$12,736	$12,736		$—	$—
JPMorgan Securities LLC	70,369	70,369		—	—
State Street Bank & Trust Company	19,584,863	19,584,863		—	—

	$19,667,968	$19,667,968		$—	$—

MSCI USA Min Vol Factor
Barclays Capital Inc.	$361,608	$361,608		$—	$—
BNP Paribas Prime Brokerage International Ltd.	1,373,277	1,373,277		—	—
BofA Securities, Inc.	62,797,820	61,472,183		—	(1,325,637	)(b)
Citigroup Global Markets Inc.	161,736,640	161,299,925		—	(436,715	)(b)
Goldman Sachs & Co.	39,190,535	38,691,031		—	(499,504	)(b)
JPMorgan Securities LLC	106,585,985	106,585,985		—	—
Morgan Stanley & Co. LLC	4,089,272	4,089,272		—	—
SG Americas Securities LLC	2,683,044	2,626,406		—	(56,638	)(b)
State Street Bank & Trust Company	27,663,330	27,663,330		—	—
TD Prime Services LLC	721,262	721,262		—	—
UBS Securities LLC	23,850,257	23,850,257		—	—

	$431,053,030	$428,734,536		$—	$(2,318,494)

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI USA Small-Cap Min Vol Factor
Barclays Bank PLC	$1,483,177	$1,483,177		$—	$—
Citigroup Global Markets Inc.	4,198,042	4,198,042		—	—
HSBC Bank PLC	2,969	2,969		—	—
Morgan Stanley & Co. LLC	6,559,412	6,559,412		—	—
Nomura Securities International Inc.	33,159	33,159		—	—
Scotia Capital (USA) Inc.	192,560	192,560		—	—
SG Americas Securities LLC	25,218	25,218		—	—
State Street Bank & Trust Company	2,007,837	1,843,294		—	(164,543	)(b)
TD Prime Services LLC	1,863,709	1,863,709		—	—
UBS AG	381,721	381,721		—	—
Virtu Americas LLC	299,850	299,850		—	—
Wells Fargo Bank, National Association	448,890	448,890		—	—
Wells Fargo Securities LLC	3,000,568	3,000,568		—	—

	$20,497,112	$20,332,569		$—	$(164,543)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statements of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statements of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statements of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statements of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

MSCI USA Min Vol Factor	0.15%
MSCI USA Small-Cap Min Vol Factor	0.20

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

For its investment advisory services to the iShares MSCI EAFE Min Vol Factor ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expenses.

For the iShares MSCI EAFE Min Vol Factor ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2026 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.20% of average daily net assets.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

MSCI EAFE Min Vol Factor	$11,713,593

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares MSCI USA Min Vol Factor ETF and iShares MSCI USA Small-Cap Min Vol Factor ETF (the “Group 1 Funds”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, the iShares MSCI EAFE Min Vol Factor ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) the Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Group 1 Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. The Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) the Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statements of operations. For the year ended July 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI EAFE Min Vol Factor	$125,741
MSCI USA Min Vol Factor	267,091
MSCI USA Small-Cap Min Vol Factor	129,651

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI EAFE Min Vol Factor	$439,297,942	$215,144,217	$ (20,296,283)
MSCI USA Min Vol Factor	1,176,881,347	554,444,360	(1,958,678)
MSCI USA Small-Cap Min Vol Factor	41,094,740	12,281,887	(469,662)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statements of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI EAFE Min Vol Factor	$2,460,033,822	$2,392,328,352
MSCI USA Min Vol Factor	6,974,709,502	6,977,689,053
MSCI USA Small-Cap Min Vol Factor	432,803,195	435,442,266

For the year ended July 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI EAFE Min Vol Factor	$27,389,904	$3,357,422,170
MSCI USA Min Vol Factor	1,735,674,060	13,275,811,805
MSCI USA Small-Cap Min Vol Factor	169,592,711	337,572,556

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions and distributions paid in excess of taxable income were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings

MSCI EAFE Min Vol Factor	$562,507,074	$(562,507,074)
MSCI USA Min Vol Factor	3,340,670,302	(3,340,670,302)
MSCI USA Small-Cap Min Vol Factor	70,463,683	(70,463,683)

The tax character of distributions was as follows:

iShares ETF	Year Ended 07/31/21	Year Ended 07/31/20

MSCI EAFE Min Vol Factor
Ordinary income	$147,128,455	$452,685,454

MSCI USA Min Vol Factor
Ordinary income	$512,658,921	$720,879,520

MSCI USA Small-Cap Min Vol Factor
Ordinary income	$11,362,801	$8,655,171

As of July 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

MSCI EAFE Min Vol Factor	$6,958,576	$(659,801,109)	$940,607,461		$287,764,928
MSCI USA Min Vol Factor	28,287,941	(1,469,074,627)	5,577,903,012		4,137,116,326
MSCI USA Small-Cap Min Vol Factor	—	(56,695,282)	111,551,101		54,855,819

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended July 31, 2021, the iShares MSCI EAFE Min Vol Factor ETF utilized $2,217,482 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI EAFE Min Vol Factor	$7,653,794,204	$1,487,779,799	$(548,341,019)	$939,438,780
MSCI USA Min Vol Factor	23,303,029,557	6,151,533,098	(573,630,086)	5,577,903,012
MSCI USA Small-Cap Min Vol Factor	783,130,062	139,215,776	(27,664,675)	111,551,101

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statements of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements   (continued)

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/21		Year Ended 07/31/20
iShares ETF	Shares	Amount	Shares	Amount

MSCI EAFE Min Vol Factor
Shares sold	400,000	$27,601,881	21,100,000	$1,547,782,525
Shares redeemed	(46,800,000)	(3,414,274,958)	(20,100,000)	(1,272,914,183)

Net increase (decrease)	(46,400,000)	$(3,386,673,077)	1,000,000	$274,868,342

MSCI USA Min Vol Factor
Shares sold	25,300,000	$1,741,186,816	195,600,000	$12,444,508,191
Shares redeemed	(196,200,000)	(13,322,338,890)	(139,400,000)	(8,534,065,803)

Net increase (decrease)	(170,900,000)	$(11,581,152,074)	56,200,000	$3,910,442,388

MSCI USA Small-Cap Min Vol Factor
Shares sold	4,950,000	$174,057,791	26,950,000	$862,050,243
Shares redeemed	(9,700,000)	(342,687,465)	(5,400,000)	(166,400,360)

Net increase (decrease)	(4,750,000)	$(168,629,674)	21,550,000	$695,649,883

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statements of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares MSCI EAFE Min Vol Factor ETF is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares MSCI EAFE Min Vol Factor ETF, iShares MSCI USA Min Vol Factor ETF and iShares MSCI USA Small-Cap Min Vol Factor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI EAFE Min Vol Factor ETF, iShares MSCI USA Min Vol Factor ETF and iShares MSCI USA Small-Cap Min Vol Factor ETF (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	43

Important Tax Information  (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI USA Min Vol Factor	96.31%
MSCI USA Small-Cap Min Vol Factor	82.51%

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Dividend Income

MSCI EAFE Min Vol Factor	$231,251,139
MSCI USA Min Vol Factor	518,483,962
MSCI USA Small-Cap Min Vol Factor	9,399,140

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Business Income

MSCI USA Min Vol Factor	$14,476,476
MSCI USA Small-Cap Min Vol Factor	643,635

The Funds intend to pass through to their shareholders the following amount(s), or maximum amount(s) allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI EAFE Min Vol Factor	$287,385,980	$21,446,571

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI EAFE Min Vol Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	45

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI USA Min Vol Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	47

Board Review and Approval of Investment Advisory Contract   (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI USA Small-Cap Min Vol Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract   (continued)

evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	49

Board Review and Approval of Investment Advisory Contract   (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI USA Min Vol Factor(a)	$1.064294	$—	$0.038207	$1.102501	97%	—%	3%	100%
MSCI USA Small-Cap Min Vol Factor(a)	0.395404	—	0.045783	0.441187	90	—	10	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	51

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 381 funds as of July 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	53

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	55

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-709-0721

JULY 31, 2021

2021 Annual Report

iShares Trust

•	iShares Core MSCI EAFE ETF | IEFA | Cboe BZX
•	iShares Core MSCI Europe ETF | IEUR | NYSE Arca
•	iShares Core MSCI International Developed Markets ETF | IDEV | NYSE Arca
•	iShares Core MSCI Pacific ETF | IPAC | NYSE Arca
•	iShares Core MSCI Total International Stock ETF | IXUS | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.19%	36.45%
U.S. small cap equities (Russell 2000® Index)	7.86	51.97
International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31
Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended July 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 33.18% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of coronavirus vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Two fiscal stimulus bills passed by Congress during the reporting period provided significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels by the end of the reporting period. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy grow at a record annualized pace of 33.8% in the third quarter of 2020, as activity rebounded from the pandemic-induced recession in the first half of 2020. Growth continued at a slower pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. Action by the U.S. Federal Reserve (“the Fed”) also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries approved a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout lagged in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also advanced substantially amid a sharp rebound in economic activity. Strong economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, fueled by economic recovery and a relatively weak U.S. dollar. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Core MSCI EAFE ETF

Investment Objective

The iShares Core MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	31.95%	9.83%	8.00%	31.95%	59.82%	96.68%
Fund Market	32.37	9.91	8.02	32.37	60.40	96.91
Index	31.52	9.60	7.82	31.52	58.18	93.72

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,112.50	$0.42		$1,000.00	$1,024.40	$0.40		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2021 (continued)	iShares® Core MSCI EAFE ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. and Canada rose significantly for the reporting period, as widespread monetary and fiscal stimulus, COVID-19 vaccine rollouts, and global reopening boosted investor sentiment and economic growth. Japanese equities contributed the most to the Index’s return, particularly within the industrials and consumer discretionary sectors. In the industrials sector, the machinery industry rebounded strongly, as machinery orders grew after falling sharply during the first six months of the pandemic. Rising commodities prices and improving economic conditions in several developed countries also buoyed global trading companies. In the consumer discretionary sector, the automobiles industry benefited from a demand rebound in China and the U.S., as coronavirus pandemic restrictions eased and dealerships reopened, driving stronger car sales.

U.K. equities were also strong contributors to the Index’s performance, as vaccination rates in the U.K. surpassed most other countries. In the financials sector, banking stocks gained as vaccine rollouts and the improved U.K. economic outlook led banks to lower their expected credit losses and other credit impairment charges. Banks also signaled a return to dividend payments and provided outlooks for an increase in consumer lending as countries continue to recover from the impact of COVID-19. Additionally, consumer demand for home loans remained resilient throughout the pandemic.

French equities also contributed to the Index’s return. The consumer discretionary sector benefited from an increase in demand for luxury goods, particularly from Chinese and U.S. consumers, as consumer confidence rebounded from pandemic-induced lows. In the industrials sector, the emerging recovery in air travel bolstered the aerospace and defense industry as demand improved, although it remained well below levels prior to the pandemic. In addition, the financials sector advanced, with French banks benefiting from rising equity markets, a strong rebound in equity and derivatives trading, and stronger-than-expected overall revenues.

Swiss pharmaceuticals stocks also contributed to the Index’s return, driven by strong sales of new medicines and COVID-19 tests, as well as the advancement of drugs in regulatory testing and development pipelines. The automobiles industry in Germany also contributed to the Index’s return, benefiting from a strong rebound in demand for cars and trucks.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	17.0%
Financials	15.7
Consumer Discretionary	12.9
Health Care	11.8
Consumer Staples	9.6
Information Technology	9.5
Materials	8.3
Communication Services	4.7
Real Estate	4.4
Utilities	3.3
Energy	2.8

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	23.5%
United Kingdom	13.2
France	10.0
Switzerland	9.5
Germany	8.6
Australia	8.3
Netherlands	5.5
Sweden	4.3
Hong Kong	2.9
Denmark	2.6

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Core MSCI Europe ETF

Investment Objective

The iShares Core MSCI Europe ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization European equities, as represented by the MSCI Europe IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	34.39%	10.45%	5.01%	34.39%	64.39%	41.76%
Fund Market	34.96	10.47	5.01	34.96	64.51	41.79
Index	34.32	10.27	4.80	34.32	63.02	39.74

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,158.30	$0.48		$1,000.00	$1,024.30	$0.45		0.09%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2021 (continued)	iShares® Core MSCI Europe ETF

Portfolio Management Commentary

European equities advanced for the reporting period, amid economic recovery and vaccination programs in the wake of the coronavirus pandemic. Stocks in the U.K. contributed the most to the Index’s return, due in part to the December 2020 Brexit trade deal, which reduced investors’ uncertainty and buoyed U.K. stocks. Financials companies, particularly banks, posted strong gains as economic improvement reduced credit losses, and surging equity markets bolstered trading revenues. The metals and mining industry drove contribution in the U.K. materials sector. Production of iron ore, a key ingredient used in steelmaking, increased amid rising demand from China. The Chinese government’s stimulatory measures led to an increase in industrial activity and infrastructure projects, driving up demand and prices for iron ore. In this environment, mining companies announced record dividend payouts. The U.K. industrials sector also contributed as capital goods companies advanced due to a record increase in manufacturing activity in May 2021.

French equities also contributed notably to the Index’s return. Textiles and apparel companies in the consumer discretionary sector showed resilience, benefiting from pent-up demand for luxury purchases among high-end consumers. French aerospace and defense companies led gains among industrials stocks, signing new airplane contracts despite the effects of the pandemic on travel. Electrical equipment companies benefited from increased demand from data center and building energy management clients, along with sales growth in China.

Swiss healthcare companies further contributed to the Index’s return. Despite increased competition from biosimilars, pharmaceuticals stocks were especially beneficial, rising on strong sales of COVID-19 diagnostic tests. Easing restrictions also boosted drug sales, which had declined during the pandemic as patients delayed seeking treatment. The industrials sector in Switzerland also bolstered performance amid strong gains in industrial production.

Stocks in Germany also contributed meaningfully to the Index’s performance, led by the consumer discretionary sector. German automobile manufacturers posted strong profit growth, due to a favorable pricing environment and successful cost discipline. Sales of trucks and buses surpassed expectations amid a resurgence in economic growth. German industrials stocks also advanced amid growth in orders from automotive, machine building, and industrial software customers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	16.5%
Financials	15.1
Health Care	13.7
Consumer Discretionary	11.9
Consumer Staples	11.5
Information Technology	8.6
Materials	8.3
Utilities	4.0
Communication Services	4.0
Energy	3.8
Real Estate	2.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United Kingdom	20.7%
France	15.6
Switzerland	14.9
Germany	13.4
Netherlands	8.6
Sweden	6.8
Denmark	4.0
Spain	3.7
Italy	3.5
Finland	2.2

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Core MSCI International Developed Markets ETF

Investment Objective

The iShares Core MSCI International Developed Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the United States, as represented by the MSCI World ex USA IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	32.63%	9.64%	32.63%	49.42%
Fund Market	33.03	9.70	33.03	49.76
Index	32.15	9.29	32.15	47.29

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/21/17. The first day of secondary market trading was 3/23/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,122.70	$0.26		$1,000.00	$1,024.50	$0.25		0.05%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2021 (continued)	iShares® Core MSCI International Developed Markets ETF

Portfolio Management Commentary

Developed market stocks outside the U.S. advanced significantly during the reporting period as the global economy rebounded from restrictions implemented to contain the coronavirus pandemic. Japanese stocks were the largest contributors to the Index’s return, as Japan’s export-heavy economy benefited from recovering overseas trade and signs of increased consumer confidence. The industrial sector contributed the most as Japan’s industrial production levels turned positive in the first half of 2021 for the first time since the onset of the pandemic. The consumer discretionary sector provided another source of strength as the expedited pace of vaccinations and pent-up consumer demand encouraged domestic spending. Japan’s information technology sector also contributed to the Index’s return, as manufacturing demand for more data-intensive sensors, vision systems, and labor-saving technology accelerated due to the pandemic.

Stocks in the U.K. contributed meaningfully to the Index’s performance, as a relatively fast rollout of vaccinations across the country boosted consumer activity. The financials sector contributed the most, as U.K. banks recouped credit provisions previously set aside for expected bad loans. Despite the low interest rate environment, which pressured net interest margins (the difference between what banks earn from loans and pay for deposits), growth in trading revenue and income from interest-bearing assets helped buoy the banking industry. Additionally, metals and mining stocks in the materials sector contributed to the Index’s return, as rising prices for commodities such as iron ore, aluminum, and copper increased industry earnings. The U.K.’s industrial sector also contributed, driven by their U.S. business unit’s exposure to the strong U.S. housing market and the prospect of greater U.S. government spending on infrastructure projects.

Canadian stocks contributed solidly, led by the financials sector. Bank stocks gained as lenders’ credit losses from the pandemic were lower than expected, strengthening balance sheets. Canada’s strong housing market supported an increase in the mortgage lending market, further benefiting bank stocks.

French stocks were another source of strength, buoyed by government stimulus spending. Renewed demand for French luxury goods, particularly from Chinese and U.S. consumers, drove gains in the consumer discretionary sector. French industrials stocks also advanced as leading companies in the sector restructured operations to post stronger profits.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	17.3%
Industrials	16.4
Consumer Discretionary	12.1
Health Care	10.7
Information Technology	9.8
Consumer Staples	9.0
Materials	8.8
Communication Services	4.5
Real Estate	4.2
Energy	3.8
Utilities	3.4

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	21.2%
United Kingdom	11.9
Canada	9.9
France	9.0
Switzerland	8.5
Germany	7.7
Australia	7.4
Netherlands	5.0
Sweden	3.9
Hong Kong	2.7

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Core MSCI Pacific ETF

Investment Objective

The iShares Core MSCI Pacific ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Pacific region equities, as represented by the MSCI Pacific IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	27.70%	8.84%	6.66%	27.70%	52.74%	58.54%
Fund Market	27.67	8.98	6.66	27.67	53.74	58.54
Index	26.67	8.50	6.50	26.67	50.34	56.82

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,038.60	$0.45		$1,000.00	$1,024.30	$0.45		0.09%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2021 (continued)	iShares® Core MSCI Pacific ETF

Portfolio Management Commentary

Stocks in the Pacific region advanced during the reporting period as growth continued to recover, bolstered by efforts to re-open economies and vaccinate populations. Japanese stocks contributed the most to the Index’s return as the country emerged from its worst recession since World War II. Economic growth was supported by rising exports and government stimulus programs, and business sentiment improved beyond pre-pandemic levels. Japan’s industrials sector was a key contributor as demand for capital goods improved, especially for machinery and capital equipment, driving stronger exports. Higher sales of motors, particularly for electric vehicles and home appliances, and demand for robots and automation equipment helped increase profits. Trading companies and distributors benefited from rising commodities prices and strong demand for basic goods. The commercial and professional services industry advanced due to strength in online job advertising sales.

Japanese consumer discretionary stocks also contributed to the Index’s performance, notably the automobiles and components industry, as global demand and sales recovered sharply in 2021. Companies that maintained high production levels through the global semiconductor shortage logged an increase in sales. The consumer electronics industry benefited as consumers increased spending on home entertainment. Within the information technology sector, the technology hardware and equipment industry benefited from the recovery in demand for sensors and machine vision systems due to the ongoing adoption of robotics and automated systems in manufacturing and service industries. Semiconductor-related stocks advanced as chip demand grew, especially for electric vehicles and smartphones, amid a global semiconductor shortage, driving earnings growth.

Australian stocks also contributed to the Index’s performance as policy support and strength in the job and housing markets supported a faster-than-expected economic rebound. Bank stocks advanced as low interest rates and a robust housing market drove loan volumes higher, with home loans and building permits approaching 20-year highs. Lower-than-expected deferrals reduced provisioning costs, and banks released loan loss reserves in the first half of 2021, boosting earnings. Dividend increases, along with stock buybacks, supported bank stocks as the government raised payout limits. Australian materials stocks also advanced as prices for iron ore, a key steelmaking ingredient, reached multi-year highs amid surging demand.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	18.2%
Financials	16.8
Consumer Discretionary	15.0
Information Technology	10.3
Materials	8.7
Health Care	8.3
Real Estate	7.4
Consumer Staples	6.3
Communication Services	5.9
Utilities	2.1
Energy	1.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	66.5%
Australia	20.5
Hong Kong	8.4
Singapore	3.4
New Zealand	1.2

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Core MSCI Total International Stock ETF

Investment Objective

The iShares Core MSCI Total International Stock ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	29.71%	10.00%	7.17%	29.71%	61.08%	83.79%
Fund Market	30.29	10.05	7.20	30.29	61.39	84.19
Index	29.53	9.82	7.04	29.53	59.77	81.79

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,081.40	$0.46		$1,000.00	$1,024.30	$0.45		0.09%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2021 (continued)	iShares® Core MSCI Total International Stock ETF

Portfolio Management Commentary

Global stocks outside the U.S. advanced for the reporting period as aggressive policy support and rapid vaccine rollouts propelled growth out of the pandemic-induced economic contraction. Japanese stocks contributed the most to the Index’s return as rising exports helped Japan emerge from recession. The industrials sector was a key contributor as demand for capital goods improved, especially for machinery and capital equipment. Higher sales of motors and demand for robots and automation equipment helped increase profits. Consumer discretionary stocks also contributed, particularly the automobiles industry, as global demand and sales recovered sharply. Companies that maintained high production levels through the global semiconductor shortage increased sales. In the information technology sector, the technology hardware and equipment industry benefited from the ongoing adoption of robotics and automated systems in manufacturing and service industries.

U.K. stocks were solid contributors to the Index’s performance, led by banks, whose profits rose sharply as re-opening activity increased loan demand. An improved economic outlook and government relief programs eased credit loss concerns, and U.K. banks began to release substantial loan loss reserves in the first half of 2021, boosting earnings. Some banks announced plans to resume dividend payouts to investors after the Bank of England eased payment restrictions. Materials sector stocks also advanced, driven by the metals and mining industry, as iron ore production increased.

Canadian stocks were notable contributors to the Index’s return. Income rose as banks released loan loss reserves and reduced provisioning costs amid lower-than-expected defaults. Strong North American housing markets drove mortgage lending, while capital market and wealth management divisions also performed well. Rising oil prices drove investor optimism due to the Canadian financial system’s exposure to the energy industry.

French equities contributed modestly to the Index’s return, led by the consumer discretionary sector. Apparel, accessories, and luxury goods companies advanced as sales of high-end fashion and accessories surged amid rising vaccination rates and store re-openings.

The information technology sector drove contribution from Taiwan and South Korea, as strong global demand for semiconductors and electronics increased exports and reinvigorated both economies. Taiwan is the world’s largest supplier of advanced semiconductors, and demand far outstripped supply. South Korea’s smartphone and memory-chip makers posted high operating profits.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	17.4%
Industrials	13.4
Consumer Discretionary	13.2
Information Technology	13.0
Health Care	9.2
Materials	9.0
Consumer Staples	8.1
Communication Services	6.0
Energy	4.1
Real Estate	3.6
Utilities	3.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	15.1%
China	9.0
United Kingdom	8.5
Canada	7.0
France	6.4
Switzerland	6.1
Germany	5.5
Australia	5.3
Taiwan	4.4
South Korea	4.1

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.2%
Abacus Property Group	3,011,948	$7,019,406
Accent Group Ltd.	458,364	920,281
Adbri Ltd.	2,504,049	6,522,070
Afterpay Ltd.(a)	1,056,524	75,100,208
AGL Energy Ltd.	3,006,178	15,919,620
Alkane Resources Ltd.(a)(b)	2,011,893	1,695,148
ALS Ltd.	2,460,792	23,110,344
Altium Ltd.	620,624	15,500,124
Alumina Ltd.	12,191,599	14,950,902
AMP Ltd.	16,681,725	12,779,477
Ampol Ltd.	1,149,754	23,935,777
Ansell Ltd.	657,296	19,005,242
APA Group	5,713,184	40,089,326
Appen Ltd.	596,298	4,996,582
ARB Corp. Ltd.	459,028	15,789,951
Arena REIT(b)	1,650,389	4,287,429
Aristocrat Leisure Ltd.	2,817,596	86,345,765
ASX Ltd.	942,054	53,366,963
Atlas Arteria Ltd.	4,625,181	21,367,480
AUB Group Ltd.	312,337	5,286,823
Aurizon Holdings Ltd.	8,999,763	25,540,466
AusNet Services Ltd.	8,805,645	11,776,489
Austal Ltd.	2,035,922	3,233,266
Australia & New Zealand Banking Group Ltd.	13,779,910	280,539,346
Australian Agricultural Co. Ltd.(a)	2,775,079	2,840,907
Australian Ethical Investment Ltd.(b)	406,296	2,446,988
Australian Pharmaceutical Industries Ltd.	2,958,117	3,060,849
Aventus Group(b)	374,315	861,655
Bank of Queensland Ltd.	3,008,752	19,942,884
Bapcor Ltd.	1,978,519	11,897,905
Beach Energy Ltd.	9,618,025	8,460,235
Bega Cheese Ltd.	1,663,965	6,306,766
Bellevue Gold Ltd.(a)(b)	3,837,067	2,781,707
Bendigo & Adelaide Bank Ltd.	2,432,539	18,466,097
Betmakers Technology Group Ltd.(a)	2,926,149	2,142,178
BHP Group Ltd.	14,313,646	562,222,932
BHP Group PLC	10,254,152	331,991,868
Blackmores Ltd.	76,806	4,105,543
BlueScope Steel Ltd.	2,483,572	44,041,976
Boral Ltd.(a)(b)	4,748,154	25,095,013
BrainChip Holdings Ltd.(a)(b)	6,365,579	2,133,196
Brambles Ltd.	7,149,610	61,212,600
Bravura Solutions Ltd.	1,800,952	4,493,677
Breville Group Ltd.	470,514	11,185,463
Brickworks Ltd.	328,344	5,859,585
BWP Trust	2,927,746	8,843,947
BWX Ltd.	155,307	569,860
carsales.com Ltd.	1,357,462	21,889,067
Centuria Capital Group	2,538,391	5,445,480
Centuria Industrial REIT	2,022,648	5,688,198
Centuria Office REIT(b)	502,787	909,868
Chalice Mining Ltd.(a)	1,431,089	7,615,611
Challenger Ltd.	2,760,146	11,552,507
Champion Iron Ltd.(a)(b)	1,417,005	7,918,133
Charter Hall Group	2,479,987	29,635,448
Charter Hall Long Wale REIT	2,950,901	10,655,877
Charter Hall Retail REIT	2,294,506	6,256,368
Charter Hall Social Infrastructure REIT	286,000	724,706

Security	Shares	Value

Australia (continued)
CIMIC Group Ltd.	378,091	$5,733,128
City Chic Collective Ltd.(a)	969,449	3,798,931
Cleanaway Waste Management Ltd.	10,282,672	19,269,359
Clinuvel Pharmaceuticals Ltd.	196,211	4,018,511
Cochlear Ltd.	325,511	58,891,087
Codan Ltd./Australia	515,547	6,394,215
Coles Group Ltd.	6,490,133	83,525,025
Collins Foods Ltd.	150,443	1,221,412
Commonwealth Bank of Australia	8,579,457	628,943,380
Computershare Ltd.	2,683,720	30,856,580
Coronado Global Resources Inc.(a)(c)	2,664,110	1,937,976
Corporate Travel Management Ltd.(a)(b)	618,871	9,879,693
Costa Group Holdings Ltd.	1,985,940	4,687,385
Credit Corp. Group Ltd.	325,035	6,691,083
Cromwell Property Group	11,098,876	7,135,375
Crown Resorts Ltd.(a)	1,802,910	11,438,324
CSL Ltd.	2,210,732	470,644,023
CSR Ltd.	2,854,399	11,709,090
Data#3 Ltd.	109,471	375,174
De Grey Mining Ltd.(a)	4,912,707	4,511,388
Deterra Royalties Ltd.	2,058,916	7,073,244
Dexus/AU	5,357,227	40,468,762
Dicker Data Ltd.(b)	56,676	483,559
Domain Holdings Australia Ltd.(a)	1,986,121	7,121,526
Domino’s Pizza Enterprises Ltd.	293,852	25,283,085
Downer EDI Ltd.	3,786,455	14,731,095
Eagers Automotive Ltd.	599,213	6,997,648
Elders Ltd.	851,279	7,083,909
Electro Optic Systems Holdings Ltd.(a)(b)	612,687	1,857,110
Emeco Holdings Ltd.(a)	108,566	95,313
EML Payments Ltd.(a)	1,821,169	4,777,510
Endeavour Group Ltd./Australia(a)	6,124,310	29,797,381
EVENT Hospitality and Entertainment Ltd.(a)	465,577	4,281,047
Evolution Mining Ltd.	7,921,976	24,092,911
Flight Centre Travel Group Ltd.(a)(b)	719,234	7,954,168
Fortescue Metals Group Ltd.	8,218,996	150,182,448
G8 Education Ltd.(a)	4,408,738	3,142,935
Galaxy Resources Ltd.(a)	2,342,926	8,024,115
Genworth Mortgage Insurance Australia Ltd.(a)	2,621,461	3,921,490
Glencore PLC	48,261,854	216,751,219
Gold Road Resources Ltd.	3,927,817	3,791,147
Goodman Group	8,080,900	134,402,832
GPT Group (The)	9,237,746	31,673,499
GrainCorp Ltd., Class A	1,191,979	4,594,008
Growthpoint Properties Australia Ltd.	292,347	845,087
GUD Holdings Ltd.	570,434	4,939,994
GWA Group Ltd.	1,482,175	3,061,488
Hansen Technologies Ltd.	381,517	1,741,015
Harvey Norman Holdings Ltd.	3,347,944	13,982,410
Healius Ltd.	3,124,989	11,211,161
Home Consortium Ltd.(b)	681,217	2,987,506
HT&E Ltd.(a)(b)	1,570,924	1,915,615
HUB24 Ltd.	180,602	3,193,692
IDP Education Ltd.	799,012	16,556,559
IGO Ltd.	3,333,990	22,747,598
Iluka Resources Ltd.	2,033,645	14,824,981
Imugene Ltd.(a)(b)	20,574,989	4,483,787
Incitec Pivot Ltd.	8,862,981	17,471,183
Ingenia Communities Group	1,265,729	5,402,591
Inghams Group Ltd.	1,543,280	4,309,051

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Insurance Australia Group Ltd.	11,755,185	$41,920,779
Integral Diagnostics Ltd.	272,649	1,059,146
InvoCare Ltd.	723,780	5,696,780
IOOF Holdings Ltd.	2,722,421	8,373,565
IPH Ltd.	1,352,362	8,042,213
IRESS Ltd.	1,099,683	11,412,584
James Hardie Industries PLC	2,181,481	73,599,988
JB Hi-Fi Ltd.	602,416	21,273,499
Johns Lyng Group Ltd.	677,472	2,828,705
Jumbo Interactive Ltd.	124,676	1,517,246
Jupiter Mines Ltd.	7,494,525	1,620,044
Kogan.com Ltd.(b)	402,858	3,084,850
Lendlease Corp. Ltd.	3,299,184	29,612,810
Lifestyle Communities Ltd.	62,758	787,113
Link Administration Holdings Ltd.	2,509,291	8,952,362
Lovisa Holdings Ltd.	130,788	1,513,424
Lynas Rare Earths Ltd.(a)	4,322,512	23,363,270
Macquarie Group Ltd.	1,667,845	192,583,453
Magellan Financial Group Ltd.	646,298	23,317,862
Mayne Pharma Group Ltd.(a)	2,314,485	544,906
McMillan Shakespeare Ltd.	480,454	4,474,099
Medibank Pvt Ltd.	13,409,328	32,703,789
Megaport Ltd.(a)	727,199	8,898,380
Mesoblast Ltd.(a)(b)	2,366,520	3,293,150
Metcash Ltd.	5,091,744	15,073,771
Mineral Resources Ltd.	862,356	39,900,495
Mirvac Group	18,965,367	39,806,427
Monadelphous Group Ltd.	591,345	4,694,012
Mount Gibson Iron Ltd.	3,443,071	2,179,050
Nanosonics Ltd.(a)	1,322,471	5,176,526
National Australia Bank Ltd.	15,963,220	304,414,478
National Storage REIT	6,135,827	9,630,284
nearmap Ltd.(a)	2,031,254	3,088,658
Netwealth Group Ltd.	460,011	5,316,986
New Hope Corp. Ltd.(b)	2,469,692	3,616,507
Newcrest Mining Ltd.	3,911,668	75,602,931
NEXTDC Ltd.(a)	2,288,089	21,508,174
NIB Holdings Ltd.	2,275,374	11,998,687
Nick Scali Ltd.	331,399	2,984,030
Nickel Mines Ltd.	4,829,241	3,896,558
Nine Entertainment Co. Holdings Ltd.	8,511,756	17,355,612
Northern Star Resources Ltd.	5,547,418	41,334,748
NRW Holdings Ltd.	2,124,652	2,672,219
Nufarm Ltd./Australia(a)	1,474,324	4,676,248
Nuix Ltd.(a)	918,867	1,680,031
Oil Search Ltd.	9,601,135	26,835,050
Omni Bridgeway Ltd.	1,133,440	2,876,694
oOh!media Ltd.(a)	3,327,333	4,011,825
Orica Ltd.	1,903,027	17,357,022
Origin Energy Ltd.	8,627,759	26,066,497
Orocobre Ltd.(a)	1,277,286	7,727,450
Orora Ltd.	4,847,304	12,847,083
OZ Minerals Ltd.	1,741,179	29,519,683
Pact Group Holdings Ltd.	1,406,480	3,823,704
Paladin Energy Ltd.(a)	10,898,066	4,269,635
Pendal Group Ltd.	1,507,506	8,949,139
Perenti Global Ltd.	2,444,455	1,641,617
Perpetual Ltd.	277,558	7,671,056
Perseus Mining Ltd.(a)	6,132,277	7,494,250
Pilbara Minerals Ltd.(a)	11,415,280	14,853,571

Security	Shares	Value

Australia (continued)
Pinnacle Investment Management Group Ltd.	159,741	$1,545,686
Platinum Asset Management Ltd.	1,694,560	5,105,667
PointsBet Holdings Ltd.(a)	685,553	5,700,307
PolyNovo Ltd.(a)(b)	3,397,895	5,641,368
Premier Investments Ltd.	564,441	11,173,722
Pro Medicus Ltd.	253,238	10,825,217
Qantas Airways Ltd.(a)	4,354,225	14,678,192
QBE Insurance Group Ltd.	7,064,368	56,613,143
Qube Holdings Ltd.	7,651,012	16,487,146
Ramelius Resources Ltd.	4,047,577	5,017,409
Ramsay Health Care Ltd.	895,313	42,342,763
REA Group Ltd.	260,601	31,043,786
Redbubble Ltd.(a)(b)	954,424	2,275,416
Reece Ltd.	1,402,626	24,332,394
Regis Resources Ltd.	4,007,150	7,552,874
Reliance Worldwide Corp. Ltd.	4,511,071	18,426,204
Resolute Mining Ltd.(a)(b)	6,394,889	2,520,669
Rio Tinto Ltd.	1,805,267	176,934,147
Rio Tinto PLC	5,452,578	463,144,177
Rural Funds Group(b)	84,877	159,747
Sandfire Resources Ltd.	1,020,127	5,163,414
Santos Ltd.	9,308,036	43,923,529
Scentre Group	24,757,741	47,268,496
SeaLink Travel Group Ltd.	547,481	3,740,069
Seek Ltd.	1,678,147	36,301,567
Select Harvests Ltd.	121,586	710,319
Seven Group Holdings Ltd.	842,469	14,448,951
Shopping Centres Australasia Property Group	5,603,812	10,113,728
Silver Lake Resources Ltd.(a)	4,938,998	5,520,057
Sims Ltd.	943,166	11,401,984
SmartGroup Corp. Ltd.	215,152	1,140,287
Sonic Healthcare Ltd.	2,265,986	66,951,713
South32 Ltd.	23,846,313	52,254,217
Southern Cross Media Group Ltd.(a)	1,505,019	2,158,311
Spark Infrastructure Group	8,470,078	16,845,080
St. Barbara Ltd.	4,195,063	5,431,377
Star Entertainment Grp Ltd. (The)(a)	4,092,443	10,314,751
Steadfast Group Ltd.	4,721,961	15,449,543
Stockland	11,487,260	37,151,138
Suncorp Group Ltd.	6,002,031	50,974,402
Super Retail Group Ltd.	847,509	8,267,066
Sydney Airport(a)	6,424,706	36,968,877
Tabcorp Holdings Ltd.	10,687,128	39,009,159
Tassal Group Ltd.	263,125	626,524
Technology One Ltd.	1,431,097	9,947,072
Telix Pharmaceuticals Ltd.(a)(b)	916,658	3,789,730
Telstra Corp. Ltd.	20,026,999	55,783,677
Temple & Webster Group Ltd.(a)	423,795	3,721,358
Transurban Group	13,302,504	140,311,977
Treasury Wine Estates Ltd.	3,514,486	30,828,073
Tyro Payments Ltd.(a)	1,421,294	3,620,476
United Malt Grp Ltd.	1,438,289	4,758,370
Uniti Group Ltd.(a)	2,649,362	6,798,026
Vicinity Centres	18,399,983	21,025,433
Viva Energy Group Ltd.(c)	4,904,287	7,437,998
Washington H Soul Pattinson & Co. Ltd.	601,471	14,480,948
Waypoint REIT	3,692,759	7,136,706
Webjet Ltd.(a)(b)	1,725,912	6,337,372
Wesfarmers Ltd.	5,501,476	248,043,079
West African Resources Ltd.(a)	4,387,315	3,374,181

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Western Areas Ltd.	1,338,600	$2,572,502
Westgold Resources Ltd.(a)	909,155	1,166,449
Westpac Banking Corp.	17,781,322	319,395,996
Whitehaven Coal Ltd.(a)	4,460,490	7,269,774
WiseTech Global Ltd.	720,223	16,336,513
Woodside Petroleum Ltd.	4,656,305	74,798,701
Woolworths Group Ltd.	6,122,939	175,154,138
Worley Ltd.	1,603,960	13,170,760
Zip Co. Ltd.(a)(b)	2,123,890	10,367,369

		8,172,556,393

Austria — 0.3%
ams AG(a)	1,300,168	24,844,650
ANDRITZ AG	326,294	17,964,133
AT&S Austria Technologie & Systemtechnik AG	133,827	6,131,156
BAWAG Group AG(c)	321,778	18,280,035
CA Immobilien Anlagen AG	271,135	11,935,859
DO & CO AG(a)(b)	35,242	2,878,683
Erste Group Bank AG	1,368,009	53,011,133
EVN AG	172,916	4,186,391
IMMOFINANZ AG(a)	448,606	10,637,266
Lenzing AG(a)	77,379	9,979,878
Oesterreichische Post AG(b)	176,008	9,291,128
OMV AG	729,467	39,386,663
Palfinger AG	9,047	391,718
Raiffeisen Bank International AG	689,816	16,310,524
S IMMO AG	317,852	7,576,270
S&T AG(b)	324,446	8,234,023
Schoeller-Bleckmann Oilfield Equipment AG(a)	19,547	712,900
Semperit AG Holding	63,166	2,326,596
Telekom Austria AG	818,681	6,982,640
UNIQA Insurance Group AG	730,933	6,265,153
Verbund AG	328,443	30,295,489
Vienna Insurance Group AG Wiener Versicherung Gruppe	226,299	6,241,394
voestalpine AG	547,384	24,148,200
Wienerberger AG	579,741	23,697,534

		341,709,416

Belgium — 1.0%
Ackermans & van Haaren NV	102,528	17,667,942
Aedifica SA	161,954	23,201,036
Ageas SA/NV	839,763	44,344,254
AGFA-Gevaert NV(a)	1,061,155	5,230,291
Akka Technologies(a)	12,501	698,300
Anheuser-Busch InBev SA/NV	3,678,606	232,164,556
Barco NV	390,551	9,756,677
Befimmo SA	123,451	5,232,346
Bekaert SA	220,176	10,456,615
bpost SA(a)	461,739	5,185,218
Cie. d’Entreprises CFE	40,928	4,180,225
Cofinimmo SA	120,970	19,548,902
D’ieteren Group	135,965	21,792,243
Econocom Group SA/NV	210,890	917,107
Elia Group SA/NV	162,108	19,159,688
Etablissements Franz Colruyt NV	258,797	14,714,575
Euronav NV	887,992	7,716,537
Fagron	376,003	7,799,150
Galapagos NV(a)(b)	227,344	13,776,599
Gimv NV	143,437	9,154,181
Groupe Bruxelles Lambert SA	527,560	61,381,181

Security	Shares	Value

Belgium (continued)
Intervest Offices & Warehouses NV	11,736	$346,047
Ion Beam Applications	118,496	2,249,053
KBC Ancora	248,735	10,994,920
KBC Group NV	1,192,314	96,008,292
Kinepolis Group NV(a)(b)	90,556	4,703,207
Melexis NV	112,889	12,582,565
Mithra Pharmaceuticals SA(a)(b)	42,295	1,021,684
Montea NV	40,795	5,468,414
Ontex Group NV(a)	345,725	3,845,639
Orange Belgium SA	128,541	3,075,984
Proximus SADP	681,599	14,007,045
Recticel SA	61,549	1,014,241
Retail Estates NV	13,430	1,088,195
Sofina SA	74,167	34,775,691
Solvay SA	346,281	46,248,075
Telenet Group Holding NV	209,832	7,875,299
Tessenderlo Group SA(a)	169,511	7,170,549
UCB SA	621,021	67,167,944
Umicore SA	957,061	59,401,652
VGP NV	35,075	7,223,097
Warehouses De Pauw CVA	660,932	28,425,531
X-Fab Silicon Foundries SE(a)(c)	116,202	1,101,460
Xior Student Housing NV	102,289	6,613,045

		956,485,252

Denmark — 2.6%
ALK-Abello A/S(a)	37,847	18,658,858
Alm Brand A/S(b)	487,295	3,537,924
Ambu A/S, Class B	813,934	30,112,836
AP Moller - Maersk A/S, Class A	15,419	41,221,222
AP Moller - Maersk A/S, Class B, NVS	29,441	81,705,320
Bavarian Nordic A/S(a)(b)	325,642	13,216,372
Better Collective AS(a)	142,712	3,341,471
Brodrene Hartmann A/S(a)	10,230	825,447
Carlsberg A/S, Class B	501,091	92,594,299
cBrain AS	3,947	208,963
Chemometec A/S	72,528	11,610,999
Chr Hansen Holding A/S	509,208	45,797,052
Coloplast A/S, Class B	576,808	105,477,160
D/S Norden A/S	176,168	5,031,365
Danske Bank A/S	3,295,972	57,765,244
Demant A/S(a)	509,592	31,144,986
Dfds A/S(a)	195,036	10,772,356
Drilling Co. of 1972 A/S (The)(a)	106,360	4,102,704
DSV Panalpina A/S	1,007,976	245,709,123
FLSmidth & Co. A/S	227,696	8,439,303
Genmab A/S(a)	320,219	144,732,211
GN Store Nord A/S	633,865	55,547,728
H Lundbeck A/S	340,948	10,288,356
ISS A/S(a)	763,632	18,020,683
Jyske Bank A/S, Registered(a)	299,107	14,513,775
Matas A/S	278,960	4,973,326
Netcompany Group A/S(c)	189,619	23,425,324
Nilfisk Holding A/S(a)	138,115	4,856,380
NKT A/S(a)	215,110	10,222,099
NNIT A/S(c)	73,919	1,591,304
Novo Nordisk A/S, Class B	8,372,611	775,063,268
Novozymes A/S, Class B	1,010,029	79,352,716
NTG Nordic Transport Group AS, Class A(a)	1,777	138,059
Orsted A/S(c)	920,765	136,567,994
Pandora A/S	488,696	63,216,248

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Denmark (continued)
Per Aarsleff Holding A/S	122,455	$5,277,557
Ringkjoebing Landbobank A/S	167,742	19,045,177
Rockwool International A/S, Class B	39,086	20,740,048
Royal Unibrew A/S	249,278	33,780,677
Scandinavian Tobacco Group A/S, Class A(c)	396,473	8,122,238
Schouw & Co. A/S	72,200	7,724,685
SimCorp A/S	210,854	29,297,330
Spar Nord Bank A/S	517,207	6,218,690
Sydbank A/S	355,550	10,885,043
Topdanmark A/S	220,495	11,228,327
Tryg A/S	1,755,914	43,396,997
Vestas Wind Systems A/S	4,890,997	180,353,255
Zealand Pharma A/S(a)	183,646	5,566,459

		2,535,418,958

Finland — 1.4%
Adapteo OYJ	231,706	4,446,567
Admicom OYJ(b)	14,327	1,589,214
Aktia Bank OYJ	56,621	793,782
BasWare OYJ(a)	17,711	815,505
Cargotec OYJ, Class B	222,518	11,961,505
Caverion OYJ	502,861	4,362,935
Citycon OYJ	411,906	3,623,268
Elisa OYJ	698,451	44,890,276
Finnair OYJ(a)(b)	3,644,038	2,921,311
Fortum OYJ	2,172,721	59,859,048
Harvia OYJ	67,401	4,909,200
Huhtamaki OYJ	481,000	25,618,226
Kamux Corp.	154,151	3,181,791
Kemira OYJ	590,314	9,948,261
Kesko OYJ, Class B	1,343,561	57,587,641
Kojamo OYJ	595,742	14,688,390
Kone OYJ, Class B	1,645,065	136,255,121
Konecranes OYJ	360,085	15,499,351
Metsa Board OYJ	1,049,138	11,597,379
Metso Outotec OYJ	3,079,514	34,965,162
Musti Group OYJ	34,758	1,434,688
Neles OYJ	509,141	7,875,746
Neste OYJ	2,044,921	125,702,869
Nokia OYJ(a)	26,204,068	161,006,684
Nokian Renkaat OYJ	621,367	26,206,451
Nordea Bank Abp	15,630,183	183,035,823
Oriola OYJ, Class B	701,824	1,618,455
Orion OYJ, Class B	519,284	22,103,566
Outokumpu OYJ(a)	1,746,164	12,458,112
QT Group OYJ(a)	83,830	11,352,835
Remedy Entertainment OYJ	37,730	1,852,948
Revenio Group OYJ	101,082	8,202,682
Sampo OYJ, Class A	2,414,488	116,205,913
Sanoma OYJ	414,552	7,691,159
Stora Enso OYJ, Class R	2,797,441	55,394,023
Talenom OYJ	136,172	2,629,773
TietoEVRY OYJ	423,184	14,233,524
Tokmanni Group Corp.	101,511	2,930,874
UPM-Kymmene OYJ	2,569,740	105,013,401
Uponor OYJ	338,020	10,779,816
Valmet OYJ	637,739	26,614,705
Wartsila OYJ Abp	2,254,680	33,965,613
YIT OYJ	953,260	5,780,177

		1,393,603,770

Security	Shares	Value

France — 9.9%
AB Science SA(a)(b)	126,249	$2,140,557
ABC arbitrage	459,068	3,899,115
Accor SA(a)	820,170	29,025,895
Aeroports de Paris(a)	146,504	17,758,704
Air France-KLM(a)(b)	1,509,784	7,006,842
Air Liquide SA	2,299,322	399,871,506
Airbus SE(a)	2,859,717	392,263,477
Albioma SA	211,116	8,435,996
ALD SA(c)	557,119	8,156,158
Alstom SA(a)	1,350,696	56,021,928
Altarea SCA	16,713	3,746,111
Alten SA	156,815	24,928,205
Amundi SA(c)	289,198	26,708,415
APERAM SA	263,196	16,494,786
Arkema SA	298,522	37,997,198
Atos SE	488,139	23,344,120
AXA SA	9,358,659	242,361,417
Beneteau SA(a)	34,329	561,071
BioMerieux	202,463	24,140,950
BNP Paribas SA	5,449,464	332,303,582
Boiron SA	43,036	2,233,500
Bollore SA	4,472,881	24,995,898
Bonduelle SCA	103,121	2,581,105
Bouygues SA	1,097,964	42,317,111
Bureau Veritas SA	1,369,483	45,225,440
Capgemini SE	778,995	168,381,851
Carmila SA	241,831	3,412,871
Carrefour SA	2,910,634	54,062,900
Casino Guichard Perrachon SA(a)(b)	202,224	5,716,745
Cellectis SA(a)	216,320	2,866,755
CGG SA(a)(b)	3,734,139	2,610,495
Chargeurs SA	53,881	1,398,749
Cie. de Saint-Gobain	2,456,356	175,576,024
Cie. Generale des Etablissements Michelin SCA	824,239	134,633,097
Cie. Plastic Omnium SA	345,867	10,976,744
CNP Assurances	836,190	14,213,708
Coface SA(a)	594,138	7,458,106
Covivio	240,632	22,605,318
Credit Agricole SA	5,510,613	76,837,305
Danone SA	3,163,639	232,696,685
Dassault Aviation SA	12,749	15,179,616
Dassault Systemes SE	3,216,349	177,420,874
Derichebourg SA(a)	651,182	6,878,395
Edenred	1,205,820	70,053,238
Eiffage SA	400,590	40,838,006
Electricite de France SA	2,248,491	27,295,648
Elior Group SA(a)(c)	545,568	3,739,840
Elis SA(a)	956,465	17,152,087
Engie SA	8,803,314	117,394,880
Eramet SA(a)	32,062	2,563,869
EssilorLuxottica SA	1,388,842	262,189,600
Eurazeo SE	217,530	21,070,247
Eurofins Scientific SE	645,605	77,222,302
Eutelsat Communications SA	813,553	8,852,321
Faurecia SE	574,138	25,625,212
Fnac Darty SA	103,501	7,184,223
Gaztransport Et Technigaz SA	124,952	10,019,628
Gecina SA	222,982	35,362,943
Getlink SE	2,183,965	34,984,026
Guerbet	34,486	1,286,588

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Hermes International	154,008	$235,443,714
ICADE	140,048	12,801,744
Iliad SA	70,982	15,296,971
Imerys SA	191,598	8,874,833
Interparfums SA	13,486	990,507
Ipsen SA	186,476	19,926,909
IPSOS	219,348	10,190,523
JCDecaux SA(a)	308,402	8,412,912
Kaufman & Broad SA	55,658	2,469,607
Kering SA	364,602	327,098,575
Klepierre SA	980,350	23,736,168
Korian SA	381,527	14,483,656
La Francaise des Jeux SAEM(c)	452,345	24,183,159
Lagardere SA(a)(b)	176,494	4,922,830
Legrand SA	1,293,789	145,804,664
LISI	105,036	3,581,072
L’Oreal SA	1,223,907	559,929,513
LVMH Moet Hennessy Louis Vuitton SE	1,348,949	1,080,058,947
Maisons du Monde SA(c)	209,955	4,804,017
McPhy Energy SA(a)	100,473	2,030,433
Mercialys SA	334,939	4,057,256
Mersen SA	121,492	4,825,968
Metropole Television SA	205,391	4,112,727
Nacon SA(a)(b)	102,603	605,716
Neoen SA(a)(b)(c)	195,723	8,487,893
Nexans SA	153,527	14,694,582
Nexity SA	232,084	11,691,032
Orange SA	9,584,640	106,668,731
Orpea SA	254,946	32,374,922
Pernod Ricard SA	1,018,636	224,819,584
Peugeot Invest	32,674	4,161,078
Pharmagest Interactive	18,181	2,044,278
Publicis Groupe SA	1,083,327	68,391,103
Quadient SA	204,561	6,003,418
Remy Cointreau SA	112,339	24,677,620
Renault SA(a)	928,970	35,282,871
Rexel SA	1,225,484	25,872,309
Rubis SCA	447,847	17,965,465
Safran SA	1,653,205	216,362,091
Sanofi	5,498,030	566,699,578
Sartorius Stedim Biotech	136,635	77,997,225
Schneider Electric SE	2,615,024	437,985,975
SCOR SE	770,544	21,518,691
SEB SA	133,807	22,233,124
SES SA	1,861,141	14,348,240
Societe BIC SA	127,090	8,616,166
Societe Generale SA	3,937,685	115,317,861
Sodexo SA(a)	427,028	36,385,112
SOITEC(a)	115,440	27,676,449
Solutions 30 SE(a)(b)	441,487	3,702,656
Sopra Steria Group SACA	83,641	16,626,043
SPIE SA	615,903	14,588,593
Suez SA	1,668,147	38,912,193
Technicolor SA(a)	967,667	3,403,390
Teleperformance	289,708	122,197,839
Television Francaise 1	355,421	3,393,640
Thales SA	516,154	54,172,805
TotalEnergies SE	12,109,788	528,068,009
Trigano SA	56,324	12,182,917
Ubisoft Entertainment SA(a)	449,428	28,490,945

Security	Shares	Value

France (continued)
Unibail-Rodamco-Westfield(a)	605,801	$50,424,328
Valeo	1,142,181	33,027,096
Valneva SE(a)	305,370	4,295,581
Veolia Environnement SA	2,608,453	85,550,546
Verallia SA(c)	228,477	8,472,352
Vicat SA	90,829	4,578,709
Vinci SA	2,572,058	272,315,143
Virbac SA	26,892	10,861,249
Vivendi SE	3,458,766	116,859,384
Voltalia SA(a)(b)	114,941	3,095,116
Wendel SE	126,156	17,707,869
Worldline SA(a)(c)	1,154,634	108,073,763

		9,838,197,968

Germany — 8.0%
1&1 AG	212,584	6,307,418
Aareal Bank AG	281,525	7,099,439
Adesso SE	13,254	2,433,964
adidas AG	926,125	336,140,192
ADLER Group SA(c)	403,099	9,783,480
ADVA Optical Networking SE(a)	377,917	5,621,840
AIXTRON SE	613,143	15,124,913
Allianz SE, Registered	1,982,551	492,789,508
alstria office REIT-AG	746,111	15,785,619
Amadeus Fire AG	10,193	2,048,290
Aroundtown SA	4,985,889	39,024,901
AURELIUS Equity Opportunities SE & Co. KGaA	103,861	3,221,891
Aurubis AG	164,133	16,621,874
BASF SE	4,436,554	348,617,398
Bayer AG, Registered	4,759,231	283,550,184
Bayerische Motoren Werke AG	1,596,409	158,732,962
BayWa AG	76,864	3,524,102
Bechtle AG	131,828	27,220,198
Beiersdorf AG	489,460	58,134,955
Bertrandt AG	36,887	2,181,741
Bilfinger SE	169,890	5,225,020
Borussia Dortmund GmbH & Co. KGaA(a)	421,729	3,063,014
Brenntag SE	753,503	75,259,359
CANCOM SE	210,484	13,227,947
Carl Zeiss Meditec AG, Bearer	198,882	44,293,527
Ceconomy AG(a)	581,700	2,790,720
Cewe Stiftung & Co. KGaA	44,910	6,733,892
Commerzbank AG(a)	4,871,795	31,374,077
CompuGroup Medical SE & Co. KgaA	130,765	10,493,862
Continental AG(a)	535,154	72,698,041
Covestro AG(c)	915,706	58,990,867
CTS Eventim AG & Co. KGaA(a)	306,510	20,825,855
Daimler AG, Registered	4,145,164	369,912,034
Delivery Hero SE(a)(c)	765,650	114,458,972
Dermapharm Holding SE	75,105	6,007,899
Deutsche Bank AG, Registered(a)	9,974,175	125,736,997
Deutsche Beteiligungs AG	129,566	5,727,503
Deutsche Boerse AG	918,911	153,333,103
Deutsche EuroShop AG	296,372	7,033,942
Deutsche Lufthansa AG, Registered(a)(b)	1,421,045	16,049,807
Deutsche Pfandbriefbank AG(c)	768,662	8,467,268
Deutsche Post AG, Registered	4,802,622	325,479,278
Deutsche Telekom AG, Registered	16,133,334	334,833,592
Deutsche Wohnen SE	1,663,109	103,831,420
Deutz AG(a)	778,481	6,612,212
DIC Asset AG	328,880	5,941,672

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Duerr AG	301,836	$14,422,532
E.ON SE	10,841,739	133,282,977
Eckert & Ziegler Strahlen- und Medizintechnik AG	53,848	7,406,557
ElringKlinger AG(a)(b)	58,486	954,379
Encavis AG(b)	500,212	9,154,550
Evonik Industries AG	1,012,425	35,202,127
Evotec SE(a)	641,901	26,616,082
Exasol AG(a)(b)	53,334	1,192,591
flatexDEGIRO AG(a)	39,718	4,799,558
Fraport AG Frankfurt Airport Services Worldwide(a)	178,575	11,745,552
Freenet AG	615,401	14,718,721
Fresenius Medical Care AG & Co. KGaA	986,196	77,733,143
Fresenius SE & Co. KGaA	2,012,508	105,777,341
GEA Group AG	745,881	33,072,617
Gerresheimer AG	157,835	16,480,194
Global Fashion Group SA(a)	362,196	4,927,111
Grand City Properties SA	524,980	13,943,652
GRENKE AG(b)	137,842	6,002,636
Hamborner REIT AG	519,987	5,729,572
Hamburger Hafen und Logistik AG	169,913	4,030,257
Hannover Rueck SE	289,440	48,650,052
HeidelbergCement AG	705,232	62,496,035
HelloFresh SE(a)	804,402	75,404,142
Henkel AG & Co. KGaA	506,229	46,028,837
Hensoldt AG	202,307	3,527,803
Hochtief AG(b)	102,948	8,168,639
Home24 SE(a)(b)	120,763	2,151,691
Hornbach Holding AG & Co. KGaA	54,369	6,108,899
Hugo Boss AG(b)	304,812	18,260,903
Hypoport SE(a)	22,900	13,797,449
Indus Holding AG	106,774	4,501,636
Infineon Technologies AG	6,273,715	239,744,560
Instone Real Estate Group AG(c)	226,010	6,997,521
Jenoptik AG	298,743	10,252,440
JOST Werke AG(c)	12,544	766,336
K+S AG, Registered(a)	931,447	13,361,157
KION Group AG	345,952	36,738,012
Kloeckner & Co. SE(a)	430,483	6,548,766
Knorr-Bremse AG	347,820	39,387,015
Koenig & Bauer AG(a)	93,780	3,209,461
Krones AG	83,591	8,241,607
KWS Saat SE & Co. KGaA	57,132	4,805,092
LANXESS AG	402,187	29,127,783
LEG Immobilien SE	357,877	56,561,274
LPKF Laser & Electronics AG	80,837	2,077,999
Media and Games Invest SE(a)	14,882	99,228
Medios AG(a)	46,412	1,874,664
Merck KGaA	631,127	129,194,207
METRO AG	687,748	8,915,230
MLP SE	525,028	4,297,418
MorphoSys AG(a)	162,652	9,061,380
MTU Aero Engines AG	259,919	65,015,436
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	673,203	181,646,289
Nagarro SE(a)	36,001	5,487,742
Nemetschek SE	300,815	26,546,264
New Work SE	20,671	6,216,064
Nordex SE(a)	509,592	9,800,689
Norma Group SE	185,682	9,832,403
Northern Data AG(a)(b)	23,761	2,037,882

Security	Shares	Value

Germany (continued)
PATRIZIA AG	292,553	$7,456,021
Pfeiffer Vacuum Technology AG	38,054	7,773,373
ProSiebenSat.1 Media SE	807,656	15,344,608
Puma SE	514,159	63,071,571
Rational AG	24,632	26,822,337
Rheinmetall AG	214,969	20,628,385
RWE AG	3,097,060	110,118,029
SAF-Holland SE(a)	218,679	3,045,448
Salzgitter AG(a)	105,045	4,089,857
SAP SE	5,074,732	728,281,053
Scout24 AG(c)	440,841	37,751,059
Secunet Security Networks AG	6,252	3,571,603
SGL Carbon SE(a)	386,998	4,302,086
Siemens AG, Registered	3,700,694	577,430,427
Siemens Healthineers AG(c)	1,313,470	86,717,007
Siltronic AG(b)	97,115	15,851,880
Sirius Real Estate Ltd.	3,820,372	6,313,599
Sixt SE(a)(b)	75,414	10,492,010
SMA Solar Technology AG	78,682	4,117,832
Software AG	265,182	12,815,159
Stabilus SA	134,045	10,641,523
Steico SE(b)	27,036	3,730,133
Stratec SE	36,792	5,708,699
Stroeer SE & Co. KGaA	166,385	13,160,272
Suedzucker AG	383,669	5,775,176
Symrise AG	630,193	92,921,260
TAG Immobilien AG	688,357	22,828,930
Takkt AG	184,665	3,035,344
TeamViewer AG(a)(c)	785,060	26,394,891
Telefonica Deutschland Holding AG	4,682,315	12,621,443
thyssenkrupp AG(a)	2,002,626	19,951,851
TUI AG(a)(b)	3,749,394	17,603,818
Uniper SE	448,256	17,501,235
United Internet AG, Registered	471,917	19,531,376
Varta AG(b)	96,198	16,686,553
VERBIO Vereinigte BioEnergie AG	85,505	4,631,822
Volkswagen AG	161,361	53,553,477
Vonovia SE	2,622,994	174,636,100
Vossloh AG	63,353	3,190,222
Wacker Chemie AG	75,913	11,167,103
Wacker Neuson SE	204,825	6,173,237
Westwing Group AG(a)	54,663	2,593,758
Zalando SE(a)(c)	1,034,460	114,941,236
Zeal Network SE	64,743	3,185,748
zooplus AG(a)	35,627	12,129,340

		7,916,786,794

Hong Kong — 2.9%
AIA Group Ltd.	58,793,600	703,510,146
ASM Pacific Technology Ltd.	1,489,800	19,209,020
Atlas Corp.	412,486	5,391,192
Bank of East Asia Ltd. (The)	6,469,200	10,658,838
BOC Hong Kong Holdings Ltd.	18,353,500	58,938,254
Brightoil Petroleum Holdings Ltd.(a)(d)	6,240,000	8
Budweiser Brewing Co. APAC Ltd.(b)(c)	8,498,200	23,716,887
Cafe de Coral Holdings Ltd.(b)	1,598,000	3,111,042
Champion REIT	10,799,000	6,134,251
Chow Sang Sang Holdings International Ltd.	976,000	1,633,145
Chow Tai Fook Jewellery Group Ltd.	9,761,800	20,465,566
CITIC Telecom International Holdings Ltd.	11,541,000	3,744,202
CK Asset Holdings Ltd.	9,834,516	66,911,047

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
CK Hutchison Holdings Ltd.	13,117,516	$95,840,517
CK Infrastructure Holdings Ltd.	3,281,000	19,807,011
CK Life Sciences International Holdings Inc.(b)	13,698,000	1,428,400
CLP Holdings Ltd.	8,147,500	84,012,292
C-Mer Eye Care Holdings Ltd.	2,400,000	2,343,635
Comba Telecom Systems Holdings Ltd.(b)	8,928,000	2,081,769
Dah Sing Banking Group Ltd.	2,954,000	3,040,991
Dah Sing Financial Holdings Ltd.	812,800	2,562,170
EC Healthcare(b)	826,000	1,281,864
ESR Cayman Ltd.(a)(c)	9,758,200	34,298,285
Far East Consortium International Ltd.	6,442,000	2,553,208
First Pacific Co. Ltd.	13,530,250	4,509,416
Fosun Tourism Group(b)(c)	1,190,600	1,387,112
Futu Holdings Ltd., ADR(a)(b)	243,317	24,930,260
Galaxy Entertainment Group Ltd.(a)	10,783,000	73,076,797
Guotai Junan International Holdings Ltd.(b)	23,086,000	3,483,839
Haitong International Securities Group Ltd.	17,260,000	4,448,210
Hang Lung Group Ltd.	4,898,000	11,994,156
Hang Lung Properties Ltd.	9,485,000	24,550,862
Hang Seng Bank Ltd.	3,825,600	73,265,785
Health and Happiness H&H International Holdings Ltd.	1,074,500	3,857,672
Henderson Land Development Co. Ltd.	7,107,570	31,755,897
HK Electric Investments & HK Electric Investments Ltd., Class SS	13,231,000	13,418,900
HKBN Ltd.	4,372,000	5,090,821
HKT Trust & HKT Ltd., Class SS	18,837,200	25,605,001
Hong Kong & China Gas Co. Ltd.	55,836,864	90,809,603
Hong Kong Exchanges & Clearing Ltd.	5,451,600	348,410,036
Hong Kong Technology Venture Co. Ltd.(a)(b)	2,551,000	3,579,528
Hongkong Land Holdings Ltd.	5,733,100	26,010,937
Hsin Chong Group Holdings Ltd.(a)(d)	7,490,000	10
Huobi Technology Holdings Ltd.(a)(b)	86,000	117,276
Hutchison Telecommunications Hong Kong Holdings Ltd.	11,952,000	2,325,031
Hysan Development Co. Ltd.	2,891,000	11,383,721
IGG Inc.(b)	4,145,000	4,711,947
Jardine Matheson Holdings Ltd.	1,068,200	63,553,237
Johnson Electric Holdings Ltd.	1,858,250	4,355,123
K Wah International Holdings Ltd.	193,000	87,238
Kerry Logistics Network Ltd.	3,107,000	9,258,538
Kerry Properties Ltd.	2,824,000	8,339,887
Lifestyle International Holdings Ltd.(a)	3,041,000	2,170,026
Link REIT	10,222,900	97,693,592
Luk Fook Holdings International Ltd.	1,475,000	4,720,979
Man Wah Holdings Ltd.	8,660,000	17,376,248
MECOM Power and Construction Ltd.(b)	310,000	155,919
Melco International Development Ltd.	4,492,000	7,173,524
Melco Resorts & Entertainment Ltd., ADR(a)	1,067,751	14,863,094
MGM China Holdings Ltd.(a)(b)	3,694,000	4,461,925
MTR Corp. Ltd.	7,638,500	45,285,991
New World Development Co. Ltd.	7,300,000	34,607,547
NWS Holdings Ltd.	7,655,166	7,714,818
Pacific Basin Shipping Ltd.(a)	26,012,000	11,594,290
Pacific Textiles Holdings Ltd.	4,708,000	2,550,547
PCCW Ltd.	21,595,000	11,312,096
Perfect Medical Health Management Ltd.	1,153,000	1,195,605
Power Assets Holdings Ltd.	7,054,000	45,605,455
Prosperity REIT	8,175,000	3,169,998
Realord Group Holdings Ltd.(a)	2,236,000	3,165,040

Security	Shares	Value

Hong Kong (continued)
Sa Sa International Holdings Ltd.(a)(b)	8,390,000	$2,095,397
Sands China Ltd.(a)	12,048,400	41,037,478
Shangri-La Asia Ltd.(a)	7,974,000	7,084,379
Shun Tak Holdings Ltd.(a)	9,594,000	2,779,435
Sino Land Co. Ltd.	15,156,000	23,224,562
SITC International Holdings Co. Ltd.	7,060,000	29,125,122
SJM Holdings Ltd.(a)	10,450,000	9,425,051
SmarTone Telecommunications Holdings Ltd.	1,971,000	1,104,677
Sun Hung Kai Properties Ltd.	6,302,000	90,152,389
SUNeVision Holdings Ltd.	1,348,000	1,422,233
Sunlight REIT	2,113,000	1,294,259
Swire Pacific Ltd., Class A	2,525,500	15,687,977
Swire Properties Ltd.	5,656,000	16,086,547
Techtronic Industries Co. Ltd.	6,775,000	120,813,708
Television Broadcasts Ltd.(a)	1,486,800	1,251,253
Texhong Textile Group Ltd.	1,222,500	1,787,429
United Laboratories International Holdings Ltd. (The)	4,468,000	3,137,992
Value Partners Group Ltd.	7,866,000	4,522,570
Vesync Co. Ltd.	185,000	253,702
Vitasoy International Holdings Ltd.(b)	3,390,000	9,524,063
Vobile Group Ltd.(a)(b)	5,468,000	4,945,379
VSTECS Holdings Ltd.	1,658,000	1,324,121
VTech Holdings Ltd.	863,200	8,560,187
WH Group Ltd.(c)	47,201,000	39,109,188
Wharf Real Estate Investment Co. Ltd.	8,414,000	47,521,256
Wynn Macau Ltd.(a)(b)	7,912,400	10,140,597
Xinyi Glass Holdings Ltd.	9,587,000	35,830,073
Yue Yuen Industrial Holdings Ltd.(a)	3,758,000	7,930,896
Zensun Enterprises Ltd.(b)	26,850,000	2,245,807

		2,901,225,001

Ireland — 0.7%
AIB Group PLC(a)	3,754,826	9,222,032
Bank of Ireland Group PLC(a)	4,469,404	23,711,069
C&C Group PLC(a)	2,114,179	6,958,867
Cairn Homes PLC(a)	3,468,333	4,608,025
CRH PLC	3,815,442	190,692,192
Dalata Hotel Group PLC(a)	1,120,654	5,124,327
Dole PLC	148,139	2,148,020
Flutter Entertainment PLC, Class DI(a)	808,590	137,843,372
Glanbia PLC	923,575	15,855,149
Glenveagh Properties PLC(a)(c)	628,024	744,993
Grafton Group PLC	1,200,044	21,409,477
Greencore Group PLC(a)	2,720,652	4,930,153
Hibernia REIT PLC	3,450,940	5,346,451
Irish Residential Properties REIT PLC	1,436,394	2,624,039
Kerry Group PLC, Class A	771,563	114,408,275
Kingspan Group PLC	736,400	80,078,958
Origin Enterprises PLC	638,692	2,606,309
Smurfit Kappa Group PLC	1,172,211	66,129,081
UDG Healthcare PLC(b)	1,335,976	20,018,544
Uniphar PLC(a)	337,339	1,504,633

		715,963,966

Israel — 1.0%
AFI Properties Ltd.(a)(b)	65,844	3,153,179
Airport City Ltd.(a)	462,461	7,881,256
Alony Hetz Properties & Investments Ltd.	889,751	12,121,558
Altshuler Shaham Provident Funds & Pension Ltd.	298,500	1,694,419
Amot Investments Ltd.	762,255	5,032,722
Arad Investment & Industrial Development Ltd.	15,423	1,627,684

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Ashtrom Group Ltd.(b)	82,340	$1,770,416
AudioCodes Ltd.	117,893	3,809,507
Azrieli Group Ltd.	214,383	17,074,430
Bank Hapoalim BM(a)	5,705,472	45,403,719
Bank Leumi Le-Israel BM(a)(b)	7,445,054	56,889,043
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	10,610,498	11,332,934
Big Shopping Centers Ltd.(a)	19,168	2,680,235
Caesarstone Ltd.	192,079	2,548,888
Camtek Ltd./Israel(a)	118,131	4,246,408
Cellcom Israel Ltd.(a)(b)	479,654	1,804,645
Check Point Software Technologies Ltd.(a)	558,440	70,977,724
Clal Insurance Enterprises Holdings Ltd.(a)	321,927	6,409,164
Cognyte Software Ltd.(a)	311,910	8,100,303
Compugen Ltd.(a)(b)	425,577	2,889,668
CyberArk Software Ltd.(a)(b)	193,202	27,440,480
Danel Adir Yeoshua Ltd.	25,451	5,428,827
Delek Automotive Systems Ltd.	240,223	3,030,936
Delek Group Ltd.(a)	31,080	1,856,620
Doral Group Renewable Energy Resources Ltd.(a)(b)	299,053	1,283,826
Elbit Systems Ltd.	128,356	16,902,601
Elco Ltd.	7,954	461,802
Electra Consumer Products 1970 Ltd.(b)	51,812	2,713,190
Electra Ltd./Israel	8,653	4,862,837
Electreon Wireless Ltd.(a)(b)	23,140	1,214,604
Energix-Renewable Energies Ltd.	948,979	3,739,688
Enlight Renewable Energy Ltd.(a)(b)	4,366,487	9,760,931
Fattal Holdings 1998 Ltd.(a)(b)	20,693	1,809,027
FIBI Holdings Ltd.(a)	2,786	99,988
First International Bank Of Israel Ltd. (The)(a)	430,075	13,637,738
Fiverr International Ltd.(a)(b)	129,374	32,202,482
Formula Systems 1985 Ltd.(b)	34,881	3,075,875
Fox Wizel Ltd.	37,763	4,452,134
Gav-Yam Lands Corp. Ltd.	613,624	5,813,861
Gazit-Globe Ltd.	644,307	4,790,586
Gilat Satellite Networks Ltd.	18,733	193,280
Harel Insurance Investments & Financial Services Ltd.(b)	913,333	8,665,435
Hilan Ltd.(b)	16,492	850,377
ICL Group Ltd.	3,500,753	25,510,319
Inmode Ltd.(a)	120,722	13,722,470
Isracard Ltd.(a)	390,435	1,493,570
Israel Canada T.R Ltd.(b)	529,856	2,256,694
Israel Corp. Ltd. (The)(a)	27,369	8,715,881
Israel Discount Bank Ltd., Class A(a)	6,302,775	29,525,357
Isras Investment Co. Ltd.	7,396	1,630,020
Ituran Location and Control Ltd.	157,870	4,008,319
Kornit Digital Ltd.(a)(b)	210,233	27,784,393
Magic Software Enterprises Ltd.	122,039	2,135,780
Matrix IT Ltd.	160,175	4,407,430
Maytronics Ltd.	110,148	2,395,920
Mega Or Holdings Ltd.	84,374	2,730,590
Melisron Ltd.(a)(b)	134,166	9,892,903
Menora Mivtachim Holdings Ltd.	9,450	186,636
Migdal Insurance & Financial Holdings Ltd.(a)(b)	3,161,862	4,051,375
Mivne Real Estate KD Ltd.	2,922,294	8,731,908
Mizrahi Tefahot Bank Ltd.(a)(b)	745,391	22,589,523
Nano Dimension Ltd., ADR(a)(b)	1,196,528	7,574,022
Nano-X Imaging Ltd.(a)(b)	164,542	4,664,766
NEOGAMES SA(a)	5,318	256,594
Nice Ltd.(a)	312,583	86,986,547

Security	Shares	Value

Israel (continued)
Nova Ltd.(a)	109,196	$10,464,393
Oil Refineries Ltd.(a)	12,265,982	2,898,194
One Software Technologies Ltd.	175,531	2,680,315
OPC Energy Ltd.(a)(b)	226,901	2,148,686
Partner Communications Co. Ltd.(a)(b)	717,820	3,084,765
Paz Oil Co. Ltd.	61,068	7,373,477
Phoenix Holdings Ltd. (The)	617,434	5,900,427
Radware Ltd.(a)	295,921	9,537,534
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	68,498	4,447,466
REIT 1 Ltd.	799,704	4,368,302
Sapiens International Corp. NV(b)	112,920	2,845,634
Shapir Engineering and Industry Ltd.	632,266	4,682,847
Shikun & Binui Ltd.(a)(b)	1,491,570	8,450,424
Shufersal Ltd.	1,325,747	10,670,058
Strauss Group Ltd.	310,548	8,608,374
Summit Real Estate Holdings Ltd.(a)	71,974	1,091,281
Tadiran Group Ltd.	15,015	1,762,218
Taro Pharmaceutical Industries Ltd.(a)(b)	45,785	3,259,892
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	5,286,911	51,018,691
Tower Semiconductor Ltd.(a)	541,130	14,603,641
Tremor International Ltd.(a)(b)	480,978	5,254,880
UroGen Pharma Ltd.(a)(b)	26,843	416,066
Wix.com Ltd.(a)(b)	271,050	80,946,372

		939,499,981

Italy — 2.2%
A2A SpA	7,413,267	15,728,348
ACEA SpA	303,824	7,080,764
Amplifon SpA	598,502	29,556,713
Anima Holding SpA(c)	1,833,603	9,032,434
Assicurazioni Generali SpA	5,299,639	105,664,904
Atlantia SpA(a)	2,414,867	43,801,998
Autogrill SpA(a)(b)	1,087,412	7,629,385
Azimut Holding SpA	572,672	14,731,509
Banca Generali SpA(a)	369,271	15,319,005
Banca IFIS SpA	150,055	2,474,328
Banca Mediolanum SpA	1,080,209	10,631,253
Banca Monte dei Paschi di Siena SpA(a)(b)	419,861	582,015
Banca Popolare di Sondrio SCPA	2,558,104	11,268,305
Banco BPM SpA	6,845,641	20,537,110
BFF Bank SpA(c)	628,800	6,564,066
Biesse SpA(a)	14,461	550,010
BPER Banca	5,598,504	10,914,344
Brembo SpA	883,692	12,349,719
Brunello Cucinelli SpA(a)	180,684	11,192,918
Buzzi Unicem SpA	522,035	13,798,989
Carel Industries SpA(c)	87,211	2,074,253
Cerved Group SpA(a)	980,670	11,510,722
CIR SpA-Compagnie Industriali(a)	4,205,218	2,554,080
CNH Industrial NV	4,883,352	81,540,079
Credito Emiliano SpA	512,985	3,287,716
Danieli & C Officine Meccaniche SpA(b)	92,712	2,747,837
De’ Longhi SpA	353,265	15,621,372
DiaSorin SpA	124,128	25,192,339
doValue SpA(c)	77,954	893,640
El.En. SpA	12,422	712,687
Enav SpA(a)(c)	1,341,735	6,202,927
Enel SpA	39,390,019	362,999,795
Eni SpA	12,248,977	144,851,647
ERG SpA	335,815	10,487,737

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Esprinet SpA	147,249	$2,715,870
Falck Renewables SpA	599,025	4,116,177
Ferrari NV	609,277	132,784,605
Fincantieri SpA(a)(b)	1,115,363	954,793
FinecoBank Banca Fineco SpA(a)	2,836,191	50,786,028
Gruppo MutuiOnline SpA	48,099	2,838,606
GVS SpA(c)	335,317	5,130,510
Hera SpA	3,983,768	16,928,815
Illimity Bank SpA(a)	61,970	870,777
Infrastrutture Wireless Italiane SpA(c)	1,653,760	18,681,161
Interpump Group SpA	368,390	23,027,873
Intesa Sanpaolo SpA	79,695,502	220,162,496
Iren SpA	3,489,005	10,618,480
Italgas SpA	2,480,120	16,787,186
Juventus Football Club SpA(a)(b)	2,982,469	2,594,603
Leonardo SpA(a)	1,866,385	14,667,349
Maire Tecnimont SpA(b)	1,096,627	4,055,851
MARR SpA(a)	228,779	5,309,571
Mediaset SpA	971,430	2,972,806
Mediobanca Banca di Credito Finanziario SpA(a)	3,099,678	36,279,925
Moncler SpA	940,465	64,593,661
Nexi SpA(a)(c)	2,138,517	45,818,320
Piaggio & C SpA	1,425,142	5,474,161
Pirelli & C SpA(c)	1,683,934	10,168,946
Poste Italiane SpA(c)	2,559,647	33,870,472
Prysmian SpA	1,213,631	43,512,761
RAI Way SpA(c)	198,916	1,175,101
Recordati Industria Chimica e Farmaceutica SpA	527,527	32,628,410
Reply SpA	131,623	23,529,577
Saipem SpA(a)(b)	2,937,572	6,739,470
Salvatore Ferragamo SpA(a)(b)	324,877	6,479,823
Saras SpA(a)	3,253,821	2,391,092
Sesa SpA(a)	14,230	2,533,547
Snam SpA	9,903,622	59,905,310
Societa Cattolica Di Assicurazione SPA(a)	665,260	5,458,709
Tamburi Investment Partners SpA	209,055	2,044,789
Technogym SpA(c)	626,170	8,073,854
Telecom Italia SpA/Milano	47,756,864	20,913,261
Tenaris SA	2,235,398	22,776,341
Terna SPA	6,872,600	54,543,648
Tinexta SpA	41,467	1,808,897
Tod’s SpA(a)(b)	57,986	3,640,846
UniCredit SpA	10,221,275	122,260,389
Unipol Gruppo SpA	2,237,513	11,891,119
Webuild SpA(b)	1,422,702	3,874,696

		2,188,475,630

Japan — 23.4%
77 Bank Ltd. (The)	412,400	4,374,894
ABC-Mart Inc.	154,900	8,540,621
Acom Co. Ltd.	2,337,400	9,593,724
Activia Properties Inc.	2,746	12,473,689
Adastria Co. Ltd.	142,600	2,459,692
Adeka Corp.	539,500	10,892,426
Advance Residence Investment Corp.	5,976	20,390,764
Advantest Corp.	990,300	87,424,627
Aeon Co. Ltd.	3,200,400	87,578,367
Aeon Delight Co. Ltd.	110,300	3,629,111
AEON Financial Service Co. Ltd.	633,900	7,809,598
Aeon Mall Co. Ltd.	500,900	7,634,777
AEON REIT Investment Corp.	8,672	12,615,891

Security	Shares	Value

Japan (continued)
AGC Inc.	872,800	$37,323,661
Ai Holdings Corp.	189,100	3,530,379
AI inside Inc.(a)(b)	3,100	299,785
Aica Kogyo Co. Ltd.	243,200	8,593,242
Aichi Steel Corp.	40,700	1,079,497
Aida Engineering Ltd.	398,200	3,682,276
Aiful Corp.	2,007,200	6,308,761
Ain Holdings Inc.	121,900	7,462,093
Air Water Inc.	885,400	13,236,017
Aisin Corp.	708,200	28,670,702
Ajinomoto Co. Inc.	2,257,000	57,501,358
Akatsuki Inc.	3,800	113,584
Alfresa Holdings Corp.	905,300	13,787,608
Alpen Co. Ltd.	4,000	112,442
Alps Alpine Co. Ltd.	1,048,276	10,911,393
Amada Co. Ltd.	1,661,000	17,071,974
Amano Corp.	389,400	9,601,357
ANA Holdings Inc.(a)	736,200	17,251,505
AnGes Inc.(a)(b)	648,400	4,073,147
Anicom Holdings Inc.	345,600	2,727,356
Anritsu Corp.(b)	693,000	12,111,990
AOKI Holdings Inc.	159,600	954,992
Aozora Bank Ltd.	570,600	12,843,042
Arata Corp.	4,300	167,820
Arcland Sakamoto Co. Ltd.	54,400	750,376
Arcs Co. Ltd.	202,300	4,120,251
Argo Graphics Inc.	3,500	110,004
Ariake Japan Co. Ltd.	83,600	4,852,760
ARTERIA Networks Corp.	10,700	178,702
Aruhi Corp.	126,900	1,605,433
As One Corp.	65,400	8,885,511
Asahi Group Holdings Ltd.	2,211,800	99,518,897
Asahi Holdings Inc.	403,000	7,969,576
Asahi Intecc Co. Ltd.	1,013,200	27,454,774
Asahi Kasei Corp.	6,132,100	66,870,040
Asics Corp.	768,700	16,976,441
ASKUL Corp.	243,400	3,674,122
Astellas Pharma Inc.	9,061,800	144,330,666
Atom Corp.(b)	699,100	4,955,123
Autobacs Seven Co. Ltd.	500,700	7,365,543
Avex Inc.	200,100	2,845,698
Awa Bank Ltd. (The)	165,500	2,995,521
Axial Retailing Inc.	18,000	624,549
Azbil Corp.	634,000	24,724,801
Bandai Namco Holdings Inc.	1,005,600	65,066,475
Bank of Kyoto Ltd. (The)	268,700	11,571,392
Bank of Nagoya Ltd. (The)	33,600	758,165
Bank of Okinawa Ltd. (The)	59,700	1,346,549
BASE Inc.(a)(b)	405,800	4,242,777
BayCurrent Consulting Inc.	63,500	25,287,636
Belc Co. Ltd.	40,500	1,985,932
Bell System24 Holdings Inc.	41,600	638,840
Belluna Co. Ltd.	83,900	712,601
Benefit One Inc.	405,200	13,342,784
Benesse Holdings Inc.	396,800	9,130,742
BeNext-Yumeshin Group Co.	195,500	2,433,271
Bengo4.com Inc.(a)	38,300	2,891,715
Bic Camera Inc.	615,400	6,360,415
BML Inc.	129,100	4,458,810
Bridgestone Corp.	2,770,900	122,071,611

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Broadleaf Co. Ltd.	705,800	$3,253,295
Brother Industries Ltd.	1,159,300	23,592,827
Bunka Shutter Co. Ltd.	21,000	225,982
Bushiroad Inc.(a)(b)	29,100	591,264
Calbee Inc.	441,300	10,138,578
Canon Electronics Inc.	95,000	1,389,146
Canon Inc.	4,897,500	112,779,920
Canon Marketing Japan Inc.	226,100	5,064,463
Capcom Co. Ltd.	905,800	24,905,731
Casio Computer Co. Ltd.	896,500	14,612,065
Cawachi Ltd.	96,800	1,957,067
CellSource Co. Ltd.(a)	5,500	720,682
Central Glass Co. Ltd.	184,700	3,734,057
Central Japan Railway Co.	698,300	101,577,970
Change Inc.(a)(b)	148,900	3,454,071
Chiba Bank Ltd. (The)	3,037,500	17,279,363
Chiyoda Corp.(a)(b)	657,600	2,344,124
Chofu Seisakusho Co. Ltd.	31,300	569,427
Chubu Electric Power Co. Inc.	3,121,700	37,462,175
Chudenko Corp.	12,700	266,576
Chugai Pharmaceutical Co. Ltd.	3,254,200	119,918,920
Chugoku Bank Ltd. (The)	896,100	7,125,859
Chugoku Electric Power Co. Inc. (The)	1,406,000	12,709,527
Citizen Watch Co. Ltd.	1,629,700	6,375,109
CKD Corp.	361,300	7,225,870
Coca-Cola Bottlers Japan Holdings Inc.	601,850	9,821,709
cocokara fine Inc.(b)	95,500	7,129,714
COLOPL Inc.	389,400	2,835,433
Colowide Co. Ltd.(b)	383,800	6,937,503
Comforia Residential REIT Inc.	4,313	13,782,249
COMSYS Holdings Corp.	574,000	15,952,927
Comture Corp.	54,000	1,162,269
Concordia Financial Group Ltd.	5,325,700	19,064,870
Cosmo Energy Holdings Co. Ltd.	373,600	8,688,916
Cosmos Pharmaceutical Corp.	90,900	15,430,504
CRE Logistics REIT Inc.	1,154	2,186,948
Create Restaurants Holdings Inc.(a)(b)	457,300	3,871,931
Create SD Holdings Co. Ltd.	148,100	4,971,024
Credit Saison Co. Ltd.	737,100	8,792,229
Curves Holdings Co. Ltd.	53,400	398,056
CyberAgent Inc.	1,999,200	35,982,487
CYBERDYNE Inc.(a)(b)	539,600	2,174,607
Cybozu Inc.	104,300	2,282,089
Dai Nippon Printing Co. Ltd.	1,182,300	27,861,292
Daibiru Corp.	198,200	2,532,126
Daicel Corp.	1,262,000	10,481,097
Daido Steel Co. Ltd.	117,300	5,537,430
Daifuku Co. Ltd.	513,900	46,050,198
Daihen Corp.	106,900	4,794,236
Daiho Corp.	47,900	1,858,886
Dai-ichi Life Holdings Inc.	4,970,500	91,482,232
Daiichi Sankyo Co. Ltd.	8,280,500	163,989,433
Daiichikosho Co. Ltd.	185,900	6,511,267
Daikin Industries Ltd.	1,212,600	253,230,473
Daikokutenbussan Co. Ltd.	3,100	178,844
Daikyonishikawa Corp.	190,800	1,230,194
Daio Paper Corp.	434,700	7,492,834
Daiseki Co. Ltd.	198,600	9,192,245
Daishi Hokuetsu Financial Group Inc.	181,500	4,012,006
Daito Trust Construction Co. Ltd.	306,400	35,998,903

Security	Shares	Value

Japan (continued)
Daiwa House Industry Co. Ltd.	2,720,700	$83,417,228
Daiwa House REIT Investment Corp.	9,092	27,069,578
Daiwa Office Investment Corp.	1,501	10,829,747
Daiwa Securities Group Inc.	7,539,000	39,642,650
Daiwa Securities Living Investments Corp.	10,987	12,062,654
Daiwabo Holdings Co. Ltd.	484,300	9,776,173
DCM Holdings Co. Ltd.	684,700	6,748,214
Demae-Can Co. Ltd.(a)(b)	134,000	1,588,799
DeNA Co. Ltd.	518,600	9,765,196
Denka Co. Ltd.	451,700	15,632,446
Denso Corp.	2,099,600	144,244,903
Dentsu Group Inc.	1,074,100	37,329,243
Descente Ltd.(a)	158,000	4,299,723
Dexerials Corp.	127,400	2,937,346
DIC Corp.	441,700	11,936,505
Digital Arts Inc.	52,100	3,578,019
Digital Garage Inc.	194,300	8,065,338
Dip Corp.	174,400	5,100,522
Disco Corp.	128,600	36,722,588
DMG Mori Co. Ltd.	663,700	10,370,491
Doshisha Co. Ltd.	83,500	1,314,638
Doutor Nichires Holdings Co. Ltd.	188,900	2,879,020
Dowa Holdings Co. Ltd.	219,100	8,513,924
DTS Corp.	222,700	5,375,406
Duskin Co. Ltd.	229,100	5,290,756
DyDo Group Holdings Inc.	13,400	650,493
Earth Corp.	74,800	4,429,747
East Japan Railway Co.	1,462,800	97,455,201
Ebara Corp.	493,900	24,430,767
EDION Corp.	518,100	5,356,427
eGuarantee Inc.	93,300	1,997,957
Eiken Chemical Co. Ltd.	75,400	1,571,868
Eisai Co. Ltd.	1,156,400	95,117,105
Eizo Corp.	100,300	4,229,960
Elan Corp.	41,400	450,273
Elecom Co. Ltd.	183,700	3,234,238
Electric Power Development Co. Ltd.	705,600	10,329,819
en Japan Inc.	158,000	5,517,463
ENEOS Holdings Inc.	15,249,950	64,058,842
Enigmo Inc.	17,400	227,585
Enplas Corp.	55,700	1,689,530
eRex Co. Ltd.	139,200	3,927,383
Euglena Co. Ltd.(a)(b)	592,700	5,167,460
Exedy Corp.	154,900	2,345,733
Ezaki Glico Co. Ltd.	212,000	7,920,126
Fancl Corp.	426,100	13,544,404
Fanuc Corp.	919,300	205,893,360
Fast Retailing Co. Ltd.	277,500	188,201,317
FCC Co. Ltd.	196,200	2,812,749
Ferrotec Holdings Corp.	145,800	3,872,008
Financial Products Group Co. Ltd.	96,700	650,660
Food & Life Companies Ltd.	529,000	21,553,940
FP Corp.	220,600	8,492,359
Freee KK(a)	147,100	12,626,967
Frontier Real Estate Investment Corp.	2,014	9,339,598
Fuji Co. Ltd./Ehime	91,800	1,632,778
Fuji Corp./Aichi	422,500	9,942,491
Fuji Electric Co. Ltd.	577,700	25,282,095
Fuji Kyuko Co. Ltd.	110,000	5,088,290
Fuji Media Holdings Inc.	208,600	2,263,082

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Fuji Oil Holdings Inc.	245,000	$5,545,932
Fuji Seal International Inc.	216,600	4,399,819
Fuji Soft Inc.	133,300	6,735,414
FUJIFILM Holdings Corp.	1,749,400	125,541,862
Fujikura Ltd.(a)	1,375,700	7,041,751
Fujimi Inc.	110,900	5,229,384
Fujimori Kogyo Co. Ltd.	5,300	200,241
Fujitec Co. Ltd.	392,500	8,720,123
Fujitsu General Ltd.	389,000	10,034,817
Fujitsu Ltd.	949,900	161,606,868
Fujiya Co. Ltd.	73,900	1,526,573
Fukuoka Financial Group Inc.	814,680	13,731,525
Fukuoka REIT Corp.	4,702	7,903,034
Fukushima Galilei Co. Ltd.	2,500	103,121
Fukuyama Transporting Co. Ltd.	133,700	5,020,345
Fullcast Holdings Co. Ltd.	5,100	105,087
Funai Soken Holdings Inc.	115,000	2,642,940
Furukawa Co. Ltd.	180,500	2,114,222
Furukawa Electric Co. Ltd.	389,200	10,021,961
Fuso Chemical Co. Ltd.	48,700	1,755,540
Future Corp.	10,700	179,606
Fuyo General Lease Co. Ltd.	83,600	5,462,500
GA Technologies Co. Ltd./Japan(a)(b)	76,700	1,341,532
Gakken Holdings Co. Ltd.	11,000	129,246
Genky DrugStores Co. Ltd.	3,700	136,676
giftee Inc.(a)(b)	53,900	1,667,369
Giken Ltd.	67,500	2,769,392
Global One Real Estate Investment Corp.	6,228	7,193,799
Glory Ltd.	237,600	5,105,353
GLP J-REIT	20,414	36,564,888
GMO Financial Gate Inc.	2,000	379,582
GMO GlobalSign Holdings KK(b)	21,300	822,658
GMO internet Inc.	419,200	11,053,558
GMO Payment Gateway Inc.	192,400	24,732,520
GNI Group Ltd.(a)(b)	210,000	3,048,341
Goldcrest Co. Ltd.	79,000	1,169,494
Goldwin Inc.	101,500	6,345,456
Grace Technology Inc.	111,900	1,409,216
Gree Inc.	805,000	4,438,252
GS Yuasa Corp.	417,400	10,723,389
GungHo Online Entertainment Inc.	215,630	3,995,065
Gunma Bank Ltd. (The)	2,268,200	7,247,819
Gunze Ltd.	78,800	3,412,043
H.U. Group Holdings Inc.	246,100	6,388,828
H2O Retailing Corp.	560,600	4,244,824
Hachijuni Bank Ltd. (The)	2,286,500	7,397,358
Hakuhodo DY Holdings Inc.	1,155,900	17,581,835
Hamamatsu Photonics KK	689,500	38,336,577
Hankyu Hanshin Holdings Inc.	1,100,500	32,542,617
Hankyu Hanshin REIT Inc.	4,124	6,098,493
Hanwa Co. Ltd.	173,400	5,130,903
Harmonic Drive Systems Inc.	187,600	10,377,469
Haseko Corp.	1,280,200	17,324,031
Hazama Ando Corp.	1,159,700	8,822,558
Healios KK(a)	8,000	120,360
Heiwa Corp.	368,600	6,447,930
Heiwa Real Estate Co. Ltd.	175,400	6,329,812
Heiwa Real Estate REIT Inc.	5,325	8,483,019
Heiwado Co. Ltd.	187,300	3,568,132
Hennge KK(a)	29,400	872,838

Security	Shares	Value

Japan (continued)
Hibiya Engineering Ltd.	32,300	$552,724
Hiday Hidaka Corp.	9,000	144,392
Hikari Tsushin Inc.	91,900	15,910,710
Hino Motors Ltd.	1,376,900	12,070,853
Hioki E.E. Corp.	8,500	592,858
Hirata Corp.	48,700	2,741,529
Hirogin Holdings Inc.	1,686,100	9,072,818
Hirose Electric Co. Ltd.	130,445	19,541,518
HIS Co. Ltd.(a)(b)	144,600	3,116,985
Hisamitsu Pharmaceutical Co. Inc.	239,100	10,472,671
Hitachi Construction Machinery Co. Ltd.	526,400	14,873,678
Hitachi Ltd.	4,694,000	269,995,032
Hitachi Metals Ltd.(a)	1,053,700	20,577,727
Hitachi Transport System Ltd.	147,800	5,923,829
Hitachi Zosen Corp.	1,019,500	7,365,908
Hogy Medical Co. Ltd.	127,600	4,012,706
Hokkaido Electric Power Co. Inc.	972,000	4,364,128
Hokkoku Bank Ltd. (The)	92,200	1,715,831
Hokuetsu Corp.	804,400	4,482,752
Hokuhoku Financial Group Inc.	764,200	5,518,847
Hokuriku Electric Power Co.	872,500	4,553,649
Hokuto Corp.	125,500	2,201,648
Honda Motor Co. Ltd.	7,903,200	253,833,912
Horiba Ltd.	157,500	10,825,052
Hoshino Resorts REIT Inc.	1,618	10,291,612
Hoshizaki Corp.	244,700	20,548,167
Hosiden Corp.	393,000	3,605,392
House Foods Group Inc.	381,600	11,878,887
Hoya Corp.	1,817,300	256,547,346
Hulic Co. Ltd.	1,274,800	14,503,066
Hulic Reit Inc.	6,986	12,360,028
Hyakugo Bank Ltd. (The)	1,227,100	3,426,188
Hyakujushi Bank Ltd. (The)	78,100	1,078,067
Ibiden Co. Ltd.	533,600	28,267,556
Ichibanya Co. Ltd.	85,700	3,805,219
Ichigo Inc.	1,681,200	5,047,599
Ichigo Office REIT Investment Corp.	8,284	7,503,140
Idec Corp./Japan	151,300	3,024,181
Idemitsu Kosan Co. Ltd.	995,728	23,439,296
IDOM Inc.	21,500	196,925
IHI Corp.(a)	654,800	15,145,539
Iida Group Holdings Co. Ltd.	700,500	16,903,553
Iino Kaiun Kaisha Ltd.	689,700	2,859,791
Inaba Denki Sangyo Co. Ltd.	226,200	5,520,041
Inabata & Co. Ltd.	137,000	2,131,976
Inageya Co. Ltd.	105,000	1,383,363
Industrial & Infrastructure Fund Investment Corp.	8,888	17,227,441
Infocom Corp.	101,400	2,409,949
Infomart Corp.	1,112,000	9,175,242
Information Services International-Dentsu Ltd.	70,900	2,805,839
Inpex Corp.	4,985,500	35,359,951
Insource Co. Ltd.	61,400	1,113,174
Internet Initiative Japan Inc.	266,600	8,465,262
Invincible Investment Corp.	33,499	13,160,688
IR Japan Holdings Ltd.	42,700	5,283,949
Iriso Electronics Co. Ltd.	103,900	4,964,123
Isetan Mitsukoshi Holdings Ltd.	1,655,300	11,208,839
Isuzu Motors Ltd.	2,619,300	34,940,631
Ito En Ltd.	245,700	14,497,252
Itochu Advance Logistics Investment Corp.	1,302	1,900,217

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Itochu Corp.	5,782,500	$171,157,569
Itochu Enex Co. Ltd.	221,400	2,030,540
Itochu Techno-Solutions Corp.	516,000	15,828,608
Itoham Yonekyu Holdings Inc.	866,000	5,760,338
Iwatani Corp.	219,700	12,621,542
Iyo Bank Ltd. (The)	1,416,200	6,987,931
Izumi Co. Ltd.	157,400	5,387,706
J Front Retailing Co. Ltd.	1,178,900	9,934,103
Jaccs Co. Ltd.	129,300	3,006,988
JAFCO Group Co. Ltd.	150,500	8,597,281
Japan Airlines Co. Ltd.(a)	661,700	13,794,723
Japan Airport Terminal Co. Ltd.(a)	286,000	12,359,160
Japan Aviation Electronics Industry Ltd.	228,800	3,643,135
Japan Elevator Service Holdings Co. Ltd.	237,700	5,479,019
Japan Excellent Inc.	7,218	10,046,335
Japan Exchange Group Inc.	2,475,400	56,302,989
Japan Hotel REIT Investment Corp.	23,521	14,343,275
Japan Investment Adviser Co. Ltd.	7,800	105,359
Japan Lifeline Co. Ltd.	396,200	4,987,434
Japan Logistics Fund Inc.	4,963	15,059,404
Japan Material Co. Ltd.	237,200	2,835,440
Japan Metropolitan Fund Invest	35,833	37,536,336
Japan Petroleum Exploration Co. Ltd.	169,600	2,818,197
Japan Post Bank Co. Ltd.	1,916,200	16,264,144
Japan Post Holdings Co. Ltd.	7,526,700	63,889,915
Japan Post Insurance Co. Ltd.	1,056,900	18,737,289
Japan Prime Realty Investment Corp.	4,290	16,779,196
Japan Real Estate Investment Corp.	6,048	37,984,143
Japan Securities Finance Co. Ltd.	794,600	5,936,132
Japan Steel Works Ltd. (The)	386,200	9,500,455
Japan Tobacco Inc.	5,817,400	113,673,707
Japan Wool Textile Co. Ltd. (The)	33,200	298,607
JCR Pharmaceuticals Co. Ltd.	302,500	8,534,388
JCU Corp.	65,100	2,391,611
Jeol Ltd.	169,800	11,041,959
JFE Holdings Inc.	2,335,300	28,396,660
JGC Holdings Corp.	1,061,700	9,558,137
JIG-SAW Inc.(a)	6,200	485,653
JINS Holdings Inc.	68,800	4,505,647
JM Holdings Co. Ltd.	8,000	152,967
JMDC Inc.(a)	123,400	6,326,098
J-Oil Mills Inc.	71,200	1,202,831
Joshin Denki Co. Ltd.	15,900	394,892
Joyful Honda Co. Ltd.	253,800	3,203,697
JSP Corp.	58,100	855,876
JSR Corp.	911,700	30,560,172
J-Stream Inc.	3,400	93,133
JTEKT Corp.	1,066,500	10,132,911
JTOWER Inc.(a)(b)	41,600	2,764,785
Juroku Bank Ltd. (The)	128,600	2,272,781
Justsystems Corp.	150,200	8,726,207
Kadokawa Corp.	318,500	12,436,853
Kaga Electronics Co. Ltd.	3,700	96,549
Kagome Co. Ltd.	490,100	12,585,932
Kajima Corp.	2,145,100	27,613,419
Kakaku.com Inc.	683,800	18,660,329
Kaken Pharmaceutical Co. Ltd.	168,500	7,458,338
Kameda Seika Co. Ltd.	18,500	763,785
Kamigumi Co. Ltd.	577,000	12,176,289
Kanamoto Co. Ltd.	154,900	3,620,967

Security	Shares	Value

Japan (continued)
Kandenko Co. Ltd.	573,500	$4,810,665
Kaneka Corp.	228,800	9,059,843
Kanematsu Corp.	504,600	6,981,434
Kanematsu Electronics Ltd.	3,200	105,155
Kansai Electric Power Co. Inc. (The)	3,430,500	32,359,465
Kansai Paint Co. Ltd.	825,800	20,281,158
Kanto Denka Kogyo Co. Ltd.	419,300	4,031,600
Kao Corp.	2,364,300	142,357,624
Kappa Create Co. Ltd.(a)	138,300	1,784,059
Katitas Co. Ltd.	209,100	6,236,644
Kato Sangyo Co. Ltd.	105,900	3,221,616
Kawasaki Heavy Industries Ltd.(a)	669,600	14,054,315
Kawasaki Kisen Kaisha Ltd.(a)	260,700	8,921,914
KDDI Corp.	7,815,800	239,035,317
KeePer Technical Laboratory Co. Ltd.	11,700	312,103
Keihan Holdings Co. Ltd.	471,600	12,965,193
Keihanshin Building Co. Ltd.	77,900	1,005,397
Keikyu Corp.	1,076,500	12,789,225
Keio Corp.	518,800	29,060,152
Keisei Electric Railway Co. Ltd.	672,000	20,013,884
Keiyo Bank Ltd. (The)	541,600	2,068,738
Keiyo Co. Ltd.	13,300	101,475
Kenedix Office Investment Corp.	1,790	13,199,440
Kenedix Residential Next Investment Corp.	5,656	12,244,536
Kenedix Retail REIT Corp.	3,910	10,852,233
Kewpie Corp.	543,900	12,230,623
KEY Coffee Inc.	82,100	1,587,018
Keyence Corp.	938,700	522,858,240
KFC Holdings Japan Ltd.	64,900	1,686,993
KH Neochem Co. Ltd.	165,600	3,915,843
Kikkoman Corp.	705,700	43,214,891
Kinden Corp.	727,300	11,794,079
Kintetsu Group Holdings Co. Ltd.(a)	811,100	27,407,841
Kintetsu World Express Inc.	182,300	4,442,206
Kirin Holdings Co. Ltd.	4,017,800	73,488,768
Kisoji Co. Ltd.	129,000	2,777,468
Kissei Pharmaceutical Co. Ltd.	149,900	3,083,906
Kitanotatsujin Corp.	26,600	131,183
Kitz Corp.	442,400	3,203,518
Kiyo Bank Ltd. (The)	365,400	4,875,349
Koa Corp.	171,400	2,635,762
Kobayashi Pharmaceutical Co. Ltd.	247,200	19,717,900
Kobe Bussan Co. Ltd.	663,500	22,340,286
Kobe Steel Ltd.	1,723,600	11,500,771
Koei Tecmo Holdings Co. Ltd.	366,266	17,208,408
Kohnan Shoji Co. Ltd.	160,100	6,503,803
Koito Manufacturing Co. Ltd.	521,000	31,885,485
Kojima Co. Ltd.	121,500	765,215
Kokuyo Co. Ltd.	525,500	8,526,719
Komatsu Ltd.	4,277,400	107,187,482
KOMEDA Holdings Co. Ltd.	217,700	4,081,333
Komeri Co. Ltd.	145,500	3,528,798
Komori Corp.	260,300	1,973,265
Konami Holdings Corp.	473,700	26,236,131
Konica Minolta Inc.	2,340,300	12,034,886
Konishi Co. Ltd.	96,500	1,431,893
Kose Corp.	153,100	24,191,456
Kotobuki Spirits Co. Ltd.	108,700	6,518,630
K’s Holdings Corp.	920,900	10,880,136
Kubota Corp.	5,008,400	104,732,950

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kumagai Gumi Co. Ltd.	172,000	$4,423,295
Kumiai Chemical Industry Co. Ltd.	538,927	4,143,754
Kura Sushi Inc.	68,900	2,565,291
Kuraray Co. Ltd.	1,459,200	13,549,522
Kureha Corp.	91,000	5,981,897
Kurita Water Industries Ltd.	517,200	25,119,650
Kusuri no Aoki Holdings Co. Ltd.	78,500	5,257,242
KYB Corp.	100,100	3,292,457
Kyocera Corp.	1,552,300	95,919,521
Kyoei Steel Ltd.	90,100	1,167,526
Kyokuto Kaihatsu Kogyo Co. Ltd.	131,000	1,876,700
KYORIN Holdings Inc.	366,000	5,930,803
Kyoritsu Maintenance Co. Ltd.	149,500	4,941,735
Kyowa Exeo Corp.	519,000	12,900,935
Kyowa Kirin Co. Ltd.	1,313,500	42,755,917
Kyudenko Corp.	197,200	7,027,665
Kyushu Electric Power Co. Inc.	1,955,500	14,781,986
Kyushu Financial Group Inc.	1,987,200	7,090,965
Kyushu Railway Co.	628,500	14,172,684
LaSalle Logiport REIT	8,440	15,463,653
Lasertec Corp.	377,900	70,943,761
Lawson Inc.	229,400	11,529,664
Leopalace21 Corp.(a)	638,500	871,178
Life Corp.	71,400	2,494,255
Lifenet Insurance Co.(a)	157,100	1,623,106
Lifull Co. Ltd.	480,500	1,461,453
Link And Motivation Inc.	36,100	290,367
Lintec Corp.	234,200	5,105,595
Lion Corp.	1,114,300	19,287,619
Litalico Inc.	7,700	370,042
Lixil Corp.	1,244,800	33,970,682
M&A Capital Partners Co. Ltd.(a)	65,000	3,147,201
M3 Inc.	2,142,100	140,107,643
Mabuchi Motor Co. Ltd.	223,900	8,420,513
Macnica Fuji Electronics Holdings Inc.	236,000	6,065,551
Maeda Corp.	735,500	6,183,467
Maeda Kosen Co. Ltd.	3,300	110,555
Maeda Road Construction Co. Ltd.	222,700	4,252,586
Makino Milling Machine Co. Ltd.	125,600	4,738,773
Makita Corp.	1,096,700	57,027,242
Makuake Inc.(a)(b)	27,000	1,119,683
Mandom Corp.	215,800	3,658,807
Mani Inc.	439,700	9,385,248
Marubeni Corp.	7,618,000	64,839,921
Marudai Food Co. Ltd.	82,200	1,298,835
Maruha Nichiro Corp.	223,300	4,950,857
Marui Group Co. Ltd.	916,400	16,052,674
Maruichi Steel Tube Ltd.	265,600	6,407,339
Maruwa Co. Ltd./Aichi	50,500	4,946,418
Maruwa Unyu Kikan Co. Ltd.	174,800	2,451,242
Matsui Securities Co. Ltd.	759,500	5,457,956
Matsumotokiyoshi Holdings Co. Ltd.	409,600	18,199,356
Matsuya Co. Ltd.(a)	184,900	1,523,271
Maxell Holdings Ltd.(a)	372,100	4,355,570
Mazda Motor Corp.(a)	2,636,600	26,009,799
McDonald’s Holdings Co. Japan Ltd.(b)	394,200	17,764,969
MCJ Co. Ltd.	177,200	2,003,431
Mebuki Financial Group Inc.	5,282,010	11,304,605
Media Do Co. Ltd.	17,600	726,515
Medical Data Vision Co. Ltd.	116,400	2,131,695

Security	Shares	Value

Japan (continued)
Medipal Holdings Corp.	821,700	$15,475,239
Medley Inc.(a)(b)	95,000	3,493,509
MedPeer Inc.(a)	61,000	2,239,223
Megachips Corp.	92,600	2,739,986
Megmilk Snow Brand Co. Ltd.	242,900	4,565,193
Meidensha Corp.	189,100	4,108,076
MEIJI Holdings Co. Ltd.	604,800	37,437,569
Meiko Electronics Co. Ltd.	49,500	1,370,383
Meitec Corp.	139,600	7,885,026
Melco Holdings Inc.	39,400	2,115,855
Menicon Co. Ltd.	146,200	10,686,474
Mercari Inc.(a)	510,500	26,719,966
METAWATER Co. Ltd.	37,500	685,972
Micronics Japan Co. Ltd.	185,400	2,365,208
Milbon Co. Ltd.	130,000	7,171,542
Mimasu Semiconductor Industry Co. Ltd.	10,700	240,467
Minebea Mitsumi Inc.	1,843,259	49,769,658
Mirai Corp.	3,165	1,628,236
Mirait Holdings Corp.	520,900	10,270,946
Misumi Group Inc.	1,377,600	48,016,454
Mitsubishi Chemical Holdings Corp.	6,270,200	52,612,645
Mitsubishi Corp.	6,135,000	172,079,161
Mitsubishi Electric Corp.	8,834,000	119,852,991
Mitsubishi Estate Co. Ltd.	5,726,000	89,823,286
Mitsubishi Estate Logistics REIT Investment Corp.	1,588	7,321,159
Mitsubishi Gas Chemical Co. Inc.	801,400	16,693,876
Mitsubishi HC Capital Inc.	3,712,370	20,248,472
Mitsubishi Heavy Industries Ltd.	1,512,000	43,686,546
Mitsubishi Logistics Corp.	380,300	11,298,132
Mitsubishi Materials Corp.	520,700	10,863,758
Mitsubishi Motors Corp.(a)	3,304,700	9,285,297
Mitsubishi Pencil Co. Ltd.	172,600	2,229,081
Mitsubishi Research Institute Inc.	6,300	229,434
Mitsubishi Shokuhin Co. Ltd.	37,800	978,187
Mitsubishi UFJ Financial Group Inc.	59,289,000	313,204,644
Mitsui & Co. Ltd.	7,474,400	171,555,470
Mitsui Chemicals Inc.	813,000	25,925,684
Mitsui DM Sugar Holdings Co. Ltd.	110,800	1,885,723
Mitsui Fudosan Co. Ltd.	4,453,100	104,145,792
Mitsui Fudosan Logistics Park Inc.	2,400	13,432,387
Mitsui High-Tec Inc.	86,500	5,066,821
Mitsui Mining & Smelting Co. Ltd.	272,000	7,745,117
Mitsui OSK Lines Ltd.	543,100	28,180,187
Mitsui-Soko Holdings Co. Ltd.	114,900	2,676,827
Miura Co. Ltd.	464,400	20,507,317
Mixi Inc.	228,700	5,760,633
Mizuho Financial Group Inc.	11,688,770	167,027,958
Mizuho Leasing Co. Ltd.	140,800	4,672,997
Mochida Pharmaceutical Co. Ltd.	149,600	4,914,577
Modalis Therapeutics Corp.(a)	43,100	582,429
Modec Inc.	106,200	1,778,418
Monex Group Inc.	877,800	5,532,681
Money Forward Inc.(a)	182,000	11,217,698
Monogatari Corp. (The)	24,300	1,509,916
MonotaRO Co. Ltd.	1,273,400	29,291,686
Mori Hills REIT Investment Corp.	8,110	11,928,529
Mori Trust Hotel Reit Inc.	80	99,597
Mori Trust Sogo REIT Inc.	5,577	8,045,795
Morinaga & Co. Ltd./Japan	206,400	6,548,311
Morinaga Milk Industry Co. Ltd.	187,500	10,506,246

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Morita Holdings Corp.	90,400	$1,275,400
MOS Food Services Inc.	138,200	3,959,711
MS&AD Insurance Group Holdings Inc.	2,076,900	64,199,156
Murata Manufacturing Co. Ltd.	2,787,500	231,322,708
Musashi Seimitsu Industry Co. Ltd.	250,900	5,216,098
Musashino Bank Ltd. (The)	107,600	1,613,715
Nabtesco Corp.	561,800	21,278,981
Nachi-Fujikoshi Corp.	97,200	3,958,618
Nafco Co. Ltd.	59,700	1,021,075
Nagaileben Co. Ltd.	53,700	1,266,698
Nagase & Co. Ltd.	578,200	8,849,073
Nagoya Railroad Co. Ltd.(a)(b)	899,900	15,154,026
Nakanishi Inc.	388,200	8,059,931
Nankai Electric Railway Co. Ltd.	519,000	11,020,998
Nanto Bank Ltd. (The)	139,600	2,396,876
NEC Corp.	1,167,600	59,217,192
NEC Networks & System Integration Corp.	531,800	9,430,701
NET One Systems Co. Ltd.	453,600	15,555,967
Nexon Co. Ltd.	2,403,300	49,450,567
Nextage Co. Ltd.	151,600	3,118,033
NGK Insulators Ltd.	1,232,400	19,736,709
NGK Spark Plug Co. Ltd.	740,500	10,905,471
NH Foods Ltd.	426,500	17,202,501
NHK Spring Co. Ltd.	1,107,200	8,554,541
Nichias Corp.	377,300	9,591,614
Nichicon Corp.	402,700	4,289,263
Nichiha Corp.	127,000	3,336,291
Nichi-Iko Pharmaceutical Co. Ltd.	389,800	3,012,783
Nichirei Corp.	538,700	14,738,551
Nidec Corp.	2,168,500	243,400,018
Nifco Inc./Japan	447,100	14,860,196
Nihon Kohden Corp.	445,100	13,597,433
Nihon M&A Center Inc.	1,492,600	41,567,433
Nihon Parkerizing Co. Ltd.	544,700	5,611,520
Nihon Unisys Ltd.	410,800	12,387,230
Nikkiso Co. Ltd.	268,100	2,780,682
Nikkon Holdings Co. Ltd.	255,100	5,618,351
Nikon Corp.	1,429,400	13,306,785
Nintendo Co. Ltd.	547,800	281,625,583
Nippn Corp., New	273,500	3,932,061
Nippo Corp.	250,300	6,953,084
Nippon Accommodations Fund Inc.	1,898	11,617,024
Nippon Building Fund Inc.	7,145	46,175,622
Nippon Carbon Co. Ltd.	4,600	172,512
Nippon Ceramic Co. Ltd.	25,000	662,648
Nippon Densetsu Kogyo Co. Ltd.	77,600	1,358,056
Nippon Electric Glass Co. Ltd.	455,900	10,352,044
Nippon Express Co. Ltd.	373,400	27,276,771
Nippon Gas Co. Ltd.	526,400	8,314,502
Nippon Kanzai Co. Ltd.	5,100	120,859
Nippon Kayaku Co. Ltd.	803,800	8,335,380
Nippon Light Metal Holdings Co. Ltd.	356,760	6,280,144
Nippon Paint Holdings Co. Ltd.	3,514,400	44,858,452
Nippon Paper Industries Co. Ltd.	514,400	6,012,989
Nippon Parking Development Co. Ltd.	80,500	114,137
Nippon Prologis REIT Inc.	10,712	35,773,396
Nippon REIT Investment Corp.	2,403	9,968,333
Nippon Road Co. Ltd. (The)	27,700	2,055,302
Nippon Sanso Holdings Corp.	683,900	15,138,840
Nippon Seiki Co. Ltd.	116,100	1,346,580

Security	Shares	Value

Japan (continued)
Nippon Sheet Glass Co. Ltd.(a)	608,500	$3,350,989
Nippon Shinyaku Co. Ltd.	215,900	16,242,470
Nippon Shokubai Co. Ltd.	122,000	5,868,283
Nippon Signal Company Ltd.	272,300	2,278,432
Nippon Soda Co. Ltd.	116,700	3,745,853
Nippon Steel Corp.	4,083,908	70,844,765
Nippon Steel Trading Corp.	67,472	2,896,082
Nippon Suisan Kaisha Ltd.	1,707,800	8,859,880
Nippon Telegraph & Telephone Corp.	6,239,200	159,774,142
Nippon Television Holdings Inc.	235,000	2,612,785
Nippon Yusen KK	723,900	39,113,767
Nipro Corp.	741,800	9,213,673
Nishimatsu Construction Co. Ltd.	213,300	6,935,884
Nishimatsuya Chain Co. Ltd.	375,200	4,583,960
Nishi-Nippon Financial Holdings Inc.	830,800	4,670,967
Nishi-Nippon Railroad Co. Ltd.	384,400	9,214,528
Nishio Rent All Co. Ltd.	21,700	593,786
Nissan Chemical Corp.	611,300	29,962,050
Nissan Motor Co. Ltd.(a)	11,139,200	64,650,103
Nissan Shatai Co. Ltd.	241,100	1,585,430
Nissha Co. Ltd.	228,500	3,217,164
Nisshin Oillio Group Ltd. (The)	135,400	3,728,587
Nisshin Seifun Group Inc.	1,030,500	16,614,326
Nisshinbo Holdings Inc.	819,900	6,898,254
Nissin Electric Co. Ltd.	377,500	4,401,040
Nissin Foods Holdings Co. Ltd.	292,900	20,842,865
Nitori Holdings Co. Ltd.	414,800	78,843,533
Nitta Corp.	104,500	2,518,003
Nitto Boseki Co. Ltd.	116,300	3,558,201
Nitto Denko Corp.	719,800	53,480,005
Nitto Kogyo Corp.	112,400	1,854,833
Nittoku Co. Ltd.	28,400	994,926
Noevir Holdings Co. Ltd.	90,300	4,510,539
NOF Corp.	408,100	20,757,728
Nohmi Bosai Ltd.	5,000	95,751
Nojima Corp.	128,400	3,337,405
NOK Corp.	515,800	6,822,804
Nomura Co. Ltd.	501,400	3,908,687
Nomura Holdings Inc.	14,860,300	74,414,172
Nomura Real Estate Holdings Inc.	570,600	14,148,852
Nomura Real Estate Master Fund Inc.	19,792	31,448,992
Nomura Research Institute Ltd.	1,716,940	55,250,848
Noritake Co. Ltd./Nagoya Japan	59,200	2,285,217
Noritsu Koki Co. Ltd.	33,700	702,040
Noritz Corp.	106,900	1,818,995
North Pacific Bank Ltd.	2,092,400	4,475,799
NS Solutions Corp.	171,500	5,459,626
NSD Co. Ltd.	505,500	8,666,842
NSK Ltd.	1,730,400	14,280,752
NTN Corp.(a)	2,424,800	6,222,324
NTT Data Corp.	3,110,800	48,184,837
NTT UD REIT Investment Corp.	7,907	11,482,872
Obara Group Inc.	68,900	2,465,854
Obayashi Corp.	3,223,100	26,356,104
OBIC Business Consultants Co. Ltd.	119,500	6,116,920
Obic Co. Ltd.	360,600	63,376,665
Odakyu Electric Railway Co. Ltd.	1,409,700	33,644,085
Ogaki Kyoritsu Bank Ltd. (The)	189,900	3,199,585
Ohsho Food Service Corp.	70,900	3,799,240
Oiles Corp.	104,200	1,540,579

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Oisix ra daichi Inc.(a)	119,400	$4,245,669
Oji Holdings Corp.	3,906,800	22,524,588
Okamoto Industries Inc.	47,500	1,793,872
Okamura Corp.	411,400	5,826,912
Okasan Securities Group Inc.	1,006,500	3,667,183
Oki Electric Industry Co. Ltd.	569,800	5,323,767
Okinawa Cellular Telephone Co.	57,500	2,735,244
Okinawa Electric Power Co. Inc. (The)	210,616	2,691,585
OKUMA Corp.	129,100	6,467,565
Okumura Corp.	186,200	5,060,559
Olympus Corp.	5,697,600	117,252,881
Omron Corp.	882,200	75,494,286
One REIT Inc.	97	302,892
Ono Pharmaceutical Co. Ltd.	1,857,900	42,412,424
Onward Holdings Co. Ltd.	690,400	1,895,711
Open Door Inc.(a)	7,000	126,035
Open House Co. Ltd.	360,500	18,226,786
Optex Group Co. Ltd.	49,500	763,529
Optim Corp.(a)	45,100	827,094
Optorun Co. Ltd.	99,600	2,007,079
Oracle Corp. Japan	178,500	13,333,957
Organo Corp.	13,700	786,643
Orient Corp.	5,007,300	6,284,975
Oriental Land Co. Ltd.	965,200	132,232,740
ORIX Corp.	5,864,500	102,601,755
Orix JREIT Inc.	13,300	25,377,504
Osaka Gas Co. Ltd.	1,827,600	34,144,523
Osaka Organic Chemical Industry Ltd.	64,900	2,225,250
OSG Corp.	466,700	8,729,506
Otsuka Corp.	570,500	29,643,528
Otsuka Holdings Co. Ltd.	1,894,200	75,292,665
Outsourcing Inc.	648,100	12,405,164
Pack Corp. (The)	55,800	1,445,733
PAL GROUP Holdings Co. Ltd.	130,200	2,080,443
Paltac Corp.	145,000	6,734,076
Pan Pacific International Holdings Corp.	2,045,700	42,702,013
Panasonic Corp.	10,734,200	129,616,139
Paramount Bed Holdings Co. Ltd.	199,800	3,571,248
Park24 Co. Ltd.(a)	558,400	10,528,952
Pasona Group Inc.	13,600	275,857
Penta-Ocean Construction Co. Ltd.	1,531,900	10,380,533
PeptiDream Inc.(a)	492,200	20,313,941
Persol Holdings Co. Ltd.	836,900	16,884,769
Pharma Foods International Co. Ltd.(b)	102,800	2,731,011
Pigeon Corp.	580,800	16,723,102
Pilot Corp.	137,200	4,715,654
Piolax Inc.	123,300	1,714,375
PKSHA Technology Inc.(a)(b)	30,500	557,320
Plaid Inc.(a)	74,100	1,667,887
Plenus Co. Ltd.	113,700	2,189,643
Pola Orbis Holdings Inc.	478,900	11,447,808
Premier Anti-Aging Co. Ltd.(a)(b)	15,100	2,109,335
Pressance Corp.	7,700	112,413
Prestige International Inc.	231,700	1,483,454
Prima Meat Packers Ltd.	169,200	4,587,816
Raito Kogyo Co. Ltd.	219,500	3,930,335
Raiznext Corp.	175,400	1,833,553
Raksul Inc.(a)	107,400	5,065,122
Rakus Co. Ltd.	413,500	11,639,758
Rakuten Group Inc.	4,306,500	47,388,956

Security	Shares	Value

Japan (continued)
Recruit Holdings Co. Ltd.	6,591,300	$341,631,159
Relia Inc.	241,300	2,956,714
Relo Group Inc.	564,800	12,464,491
Renesas Electronics Corp.(a)	6,086,700	66,062,839
Rengo Co. Ltd.	890,300	7,579,524
RENOVA Inc.(a)	174,100	7,858,143
Resona Holdings Inc.	10,635,838	39,934,151
Resorttrust Inc.	496,600	8,162,123
Ricoh Co. Ltd.	3,315,800	36,231,234
Ricoh Leasing Co. Ltd.	65,300	2,057,971
Ringer Hut Co. Ltd.(a)	157,900	3,266,717
Rinnai Corp.	153,900	14,297,231
Riso Kagaku Corp.	53,300	880,715
Rohm Co. Ltd.	456,800	44,564,503
Rohto Pharmaceutical Co. Ltd.	519,500	13,695,625
Roland Corp.	58,500	2,783,647
Rorze Corp.	36,000	2,778,058
Round One Corp.	397,600	3,875,207
Royal Holdings Co. Ltd.(a)(b)	152,400	2,728,966
RPA Holdings Inc.(a)	14,200	83,301
RS Technologies Co. Ltd.	13,300	711,912
Ryobi Ltd.	107,400	1,413,257
Ryohin Keikaku Co. Ltd.	1,189,200	24,124,321
Ryosan Co. Ltd.	89,700	1,894,871
Ryoyo Electro Corp.	136,900	3,016,502
S Foods Inc.	24,400	762,103
Saibu Gas Holdings Co. Ltd.	99,400	2,203,856
Saizeriya Co. Ltd.	161,400	3,975,848
Sakai Moving Service Co. Ltd.	18,800	906,975
Sakata INX Corp.	10,100	98,985
Sakata Seed Corp.	190,900	6,251,512
SAMTY Co. Ltd.	52,600	1,061,279
San-A Co. Ltd.	98,700	3,681,305
SanBio Co. Ltd.(a)(b)	145,500	1,562,839
Sangetsu Corp.	256,000	3,720,104
San-in Godo Bank Ltd. (The)	795,600	3,961,594
Sanken Electric Co. Ltd.(a)	129,500	6,145,453
Sanki Engineering Co. Ltd.	15,700	214,672
Sankyo Co. Ltd.	208,500	5,203,370
Sankyu Inc.	219,200	9,852,468
Sanrio Co. Ltd.(a)(b)	261,300	4,456,620
Sansan Inc.(a)	78,900	6,451,727
Santen Pharmaceutical Co. Ltd.	1,844,500	24,992,687
Sanwa Holdings Corp.	1,055,100	12,839,903
Sanyo Chemical Industries Ltd.	9,600	519,039
Sanyo Denki Co. Ltd.	22,600	1,460,663
Sanyo Special Steel Co. Ltd.(a)	112,700	1,888,387
Sapporo Holdings Ltd.	391,800	8,331,554
Sato Holdings Corp.	156,100	3,987,520
Sawai Group Holdings Co. Ltd.	189,100	8,099,369
SBI Holdings Inc.	1,179,700	28,239,605
SBS Holdings Inc.	21,200	652,559
SCREEN Holdings Co. Ltd.	165,600	15,001,052
SCSK Corp.	218,700	13,181,034
Secom Co. Ltd.	1,048,400	79,353,968
Sega Sammy Holdings Inc.	834,600	10,527,115
Seibu Holdings Inc.(a)	1,081,800	12,206,518
Seikagaku Corp.	165,900	1,626,041
Seiko Epson Corp.	1,329,000	22,866,661
Seiko Holdings Corp.	132,700	2,771,601

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Seino Holdings Co. Ltd.	727,500	$9,259,291
Seiren Co. Ltd.	218,500	4,443,794
Sekisui Chemical Co. Ltd.	1,789,900	30,885,537
Sekisui House Ltd.	3,078,900	60,979,111
Sekisui House Reit Inc.	19,825	17,464,696
Senko Group Holdings Co. Ltd.	662,700	6,706,600
Senshu Ikeda Holdings Inc.	1,866,600	2,689,729
Septeni Holdings Co. Ltd.	40,300	151,933
Seria Co. Ltd.	208,500	7,499,932
Seven & i Holdings Co. Ltd.	3,661,000	163,355,274
Seven Bank Ltd.	3,226,300	7,038,005
SG Holdings Co. Ltd.	1,539,400	41,392,968
Sharp Corp.	1,073,099	16,482,224
Shibaura Machine Co. Ltd.	142,400	3,384,125
SHIFT Inc.(a)	58,100	10,658,795
Shiga Bank Ltd. (The)	223,800	3,800,624
Shikoku Chemicals Corp.	100,200	1,186,835
Shikoku Electric Power Co. Inc.	809,000	5,323,190
Shima Seiki Manufacturing Ltd.	154,900	2,578,669
Shimadzu Corp.	1,176,100	47,432,676
Shimamura Co. Ltd.	104,300	10,082,234
Shimano Inc.	384,800	98,500,717
Shimizu Corp.	2,692,500	19,829,032
Shin-Etsu Chemical Co. Ltd.	1,725,400	281,463,021
Shinko Electric Industries Co. Ltd.	435,900	14,816,586
Shinmaywa Industries Ltd.	461,300	4,038,722
Shinnihonseiyaku Co. Ltd.	28,900	535,180
Shinsei Bank Ltd.	629,000	8,319,366
Shionogi & Co. Ltd.	1,294,700	68,184,966
Ship Healthcare Holdings Inc.	483,000	12,180,189
Shiseido Co. Ltd.	1,935,500	129,360,450
Shizuoka Bank Ltd. (The)	2,095,700	15,134,434
Shizuoka Gas Co. Ltd.	169,600	1,773,022
SHO-BOND Holdings Co. Ltd.	194,900	8,232,864
Shochiku Co. Ltd.(a)	47,600	5,177,901
Shoei Co. Ltd.	45,100	1,889,467
Shoei Foods Corp.	2,600	92,951
Showa Denko KK	617,700	17,724,144
Showa Sangyo Co. Ltd.	69,100	1,888,037
Siix Corp.	165,600	2,136,962
SKY Perfect JSAT Holdings Inc.	1,153,500	4,363,976
Skylark Holdings Co. Ltd.(a)	1,072,200	14,441,458
SMC Corp.	272,700	162,112,957
SMS Co. Ltd.	427,100	11,963,239
Snow Peak Inc.	62,400	2,321,131
Softbank Corp.	14,012,400	183,018,809
SoftBank Group Corp.	6,080,800	382,394,937
Sohgo Security Services Co. Ltd.	393,800	18,414,347
Sojitz Corp.	5,736,500	17,549,590
Solasto Corp.	111,500	1,362,445
Sompo Holdings Inc.	1,507,100	62,306,629
Sony Group Corp.	6,122,300	639,575,092
Sosei Group Corp.(a)(b)	416,200	6,289,428
SOSiLA Logistics REIT Inc.	2,467	3,871,546
Sotetsu Holdings Inc.	419,900	8,306,345
S-Pool Inc.	194,700	1,678,326
Square Enix Holdings Co. Ltd.	431,700	22,399,495
SRE Holdings Corp.(a)	8,700	520,550
Stanley Electric Co. Ltd.	660,900	17,244,826
Star Asia Investment Corp.	1,954	1,077,236

Security	Shares	Value

Japan (continued)
Star Micronics Co. Ltd.	214,700	$3,230,390
Starts Corp. Inc.	141,000	3,690,517
Strike Co. Ltd.	5,200	174,113
Subaru Corp.	3,027,400	59,479,225
Sugi Holdings Co. Ltd.	161,600	11,925,519
SUMCO Corp.	1,304,200	30,163,951
Sumitomo Bakelite Co. Ltd.	178,400	7,765,574
Sumitomo Chemical Co. Ltd.	7,174,900	37,349,052
Sumitomo Corp.	5,381,600	73,135,439
Sumitomo Dainippon Pharma Co. Ltd.	821,900	14,231,428
Sumitomo Electric Industries Ltd.	3,731,200	53,008,093
Sumitomo Forestry Co. Ltd.	693,500	13,120,431
Sumitomo Heavy Industries Ltd.	543,000	15,039,870
Sumitomo Metal Mining Co. Ltd.	1,192,600	48,332,932
Sumitomo Mitsui Construction Co. Ltd.	1,093,440	4,829,130
Sumitomo Mitsui Financial Group Inc.	6,296,300	212,242,334
Sumitomo Mitsui Trust Holdings Inc.	1,527,100	50,128,361
Sumitomo Osaka Cement Co. Ltd.	168,500	4,818,486
Sumitomo Realty & Development Co. Ltd.	1,507,700	49,140,789
Sumitomo Riko Co. Ltd.	107,800	794,889
Sumitomo Rubber Industries Ltd.	823,800	11,087,633
Sumitomo Warehouse Co. Ltd. (The)	416,700	6,080,382
Sun Corp.(b)	61,600	1,732,246
Sundrug Co. Ltd.	355,400	11,537,027
Suntory Beverage & Food Ltd.	665,000	23,316,518
Suruga Bank Ltd.	416,700	1,260,735
Suzuken Co. Ltd.	318,700	9,196,970
Suzuki Motor Corp.	1,787,000	72,704,979
Sysmex Corp.	814,900	96,965,403
Systena Corp.	443,200	8,214,684
T&D Holdings Inc.	2,643,800	33,826,757
T. Hasegawa Co. Ltd.	90,600	2,110,546
Tachi-S Co. Ltd.	146,200	1,949,213
Tadano Ltd.	579,000	5,958,197
Taiheiyo Cement Corp.	555,100	12,933,084
Taikisha Ltd.	121,800	3,847,153
Taiko Pharmaceutical Co. Ltd.(b)	101,900	912,452
Taisei Corp.	925,300	31,183,871
Taisho Pharmaceutical Holdings Co. Ltd.	152,200	8,523,662
Taiyo Holdings Co. Ltd.	101,600	4,694,680
Taiyo Yuden Co. Ltd.	583,200	29,930,315
Takara Bio Inc.	222,200	5,554,514
Takara Holdings Inc.	810,500	9,431,148
Takara Leben Co. Ltd.	669,300	2,093,869
Takara Leben Real Estate Investment Corp.	329	392,150
Takasago Thermal Engineering Co. Ltd.	224,800	4,129,115
Takashimaya Co. Ltd.	782,600	8,120,873
Takeda Pharmaceutical Co. Ltd.	7,685,180	255,812,860
Takeuchi Manufacturing Co. Ltd.	245,100	6,110,794
Takuma Co. Ltd.	458,300	7,359,089
Tama Home Co. Ltd.	24,600	572,866
Tamron Co. Ltd.	96,000	2,305,983
Tamura Corp.	256,000	2,018,536
TBS Holdings Inc.	194,700	2,930,262
TDK Corp.	629,300	71,803,124
TechMatrix Corp.	160,600	2,531,631
TechnoPro Holdings Inc.	528,500	13,218,374
Teijin Ltd.	852,700	12,839,081
Terumo Corp.	3,139,900	121,861,826
T-Gaia Corp.	114,300	2,061,211

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
THK Co. Ltd.	612,600	$17,550,513
TIS Inc.	1,148,600	29,790,378
TKC Corp.	70,400	2,089,881
Toa Corp./Tokyo	104,000	2,345,609
Toagosei Co. Ltd.	619,800	6,474,603
Tobu Railway Co. Ltd.	890,000	23,143,541
TOC Co. Ltd.	134,900	791,847
Tocalo Co. Ltd.	447,200	5,619,135
Toda Corp.	1,302,700	9,285,161
Toei Animation Co. Ltd.(b)	13,900	1,901,882
Toei Co. Ltd.	37,300	6,729,488
Toho Bank Ltd. (The)	730,600	1,381,295
Toho Co. Ltd.	556,700	24,235,672
Toho Gas Co. Ltd.	389,600	18,937,494
Toho Holdings Co. Ltd.	374,300	6,286,719
Toho Titanium Co. Ltd.	178,200	1,941,869
Tohoku Electric Power Co. Inc.	2,033,400	15,405,508
Tokai Carbon Co. Ltd.	1,140,200	15,061,304
Tokai Corp./Gifu	64,500	1,422,673
TOKAI Holdings Corp.	641,600	5,257,779
Tokai Rika Co. Ltd.	252,200	3,930,368
Tokai Tokyo Financial Holdings Inc.	1,758,700	6,226,660
Token Corp.	50,010	4,514,675
Tokio Marine Holdings Inc.	3,071,000	146,367,127
Tokuyama Corp.	380,800	8,064,056
Tokyo Century Corp.	174,400	9,597,760
Tokyo Electric Power Co. Holdings Inc.(a)	7,372,900	19,650,212
Tokyo Electron Ltd.	724,200	298,678,491
Tokyo Gas Co. Ltd.	1,832,800	34,692,546
Tokyo Ohka Kogyo Co. Ltd.	172,300	11,167,018
Tokyo Seimitsu Co. Ltd.	182,500	7,813,522
Tokyo Steel Manufacturing Co. Ltd.	565,500	5,680,490
Tokyo Tatemono Co. Ltd.	1,021,000	15,360,829
Tokyotokeiba Co. Ltd.	84,100	3,349,299
Tokyu Construction Co. Ltd.	548,700	3,865,250
Tokyu Corp.	2,380,200	31,901,104
Tokyu Fudosan Holdings Corp.	2,993,400	16,898,783
Tokyu REIT Inc.	5,333	9,934,279
TOMONY Holdings Inc.	809,200	2,204,261
Tomy Co. Ltd.	533,700	4,688,181
Topcon Corp.	589,200	8,308,992
Toppan Forms Co. Ltd.	210,700	2,029,526
Toppan Inc.	1,370,900	23,254,671
Topre Corp.	170,500	2,464,773
Toray Industries Inc.	6,729,900	44,310,902
Toridoll Holdings Corp.	266,200	4,913,532
Torii Pharmaceutical Co. Ltd.	54,900	1,273,461
Toshiba Corp.	2,005,200	86,306,754
Toshiba TEC Corp.	167,000	6,728,150
Tosoh Corp.	1,265,600	22,210,093
Totetsu Kogyo Co. Ltd.	112,400	2,388,664
TOTO Ltd.	674,700	34,983,304
Towa Pharmaceutical Co. Ltd.	14,700	375,471
Toyo Construction Co. Ltd.	75,400	403,759
Toyo Gosei Co. Ltd.	18,300	2,018,143
Toyo Ink SC Holdings Co. Ltd.	181,400	3,321,932
Toyo Seikan Group Holdings Ltd.	743,100	10,110,822
Toyo Suisan Kaisha Ltd.	458,900	17,519,574
Toyo Tanso Co. Ltd.	97,800	2,568,628
Toyo Tire Corp.	589,000	11,121,504

Security	Shares	Value

Japan (continued)
Toyobo Co. Ltd.	515,000	$6,535,373
Toyoda Gosei Co. Ltd.	307,100	7,218,602
Toyota Boshoku Corp.	398,400	8,037,163
Toyota Industries Corp.	692,800	58,115,560
Toyota Motor Corp.	10,296,425	924,366,451
Toyota Tsusho Corp.	1,054,700	49,797,516
TPR Co. Ltd.	108,100	1,514,339
Transcosmos Inc.	106,400	3,019,017
Trend Micro Inc.	655,900	34,148,186
Tri Chemical Laboratories Inc.	80,800	2,239,817
Trusco Nakayama Corp.	213,400	5,640,978
TS Tech Co. Ltd.	470,600	7,001,258
Tsubaki Nakashima Co. Ltd.	243,400	3,669,147
Tsubakimoto Chain Co.	118,000	3,593,483
Tsugami Corp.	110,200	1,561,351
Tsumura & Co.	405,000	12,775,304
Tsuruha Holdings Inc.	175,100	20,673,158
TV Asahi Holdings Corp.	114,700	1,782,794
UACJ Corp.(a)	133,200	3,515,785
Ube Industries Ltd.	542,100	10,887,810
Uchida Yoko Co. Ltd.	4,200	193,505
Ulvac Inc.	202,800	9,875,333
Unicharm Corp.	1,964,600	78,853,800
Unipres Corp.	193,000	1,743,157
United Arrows Ltd.(a)	117,900	2,049,484
United Super Markets Holdings Inc.	414,700	4,056,829
United Urban Investment Corp.	14,992	22,052,911
Universal Entertainment Corp.(a)	45,900	991,014
Usen-Next Holdings Co. Ltd.	14,500	319,798
Ushio Inc.	508,500	9,111,833
USS Co. Ltd.	1,110,800	19,336,731
UT Group Co. Ltd.	112,200	3,521,396
Uzabase Inc.(a)	62,900	1,320,347
V Technology Co. Ltd.	14,500	635,649
Valor Holdings Co. Ltd.	196,000	4,162,397
ValueCommerce Co. Ltd.	28,500	989,032
V-Cube Inc.	92,600	1,982,942
Vector Inc.	15,100	142,733
Vision Inc./Tokyo Japan(a)	17,800	175,915
VT Holdings Co. Ltd.	517,200	2,309,324
Wacoal Holdings Corp.	231,000	5,261,296
Wacom Co. Ltd.	811,300	4,700,939
WealthNavi Inc.(a)(b)	109,300	4,259,612
Welcia Holdings Co. Ltd.	466,200	15,869,301
West Holdings Corp.	102,430	4,605,123
West Japan Railway Co.	773,400	42,020,688
Xebio Holdings Co. Ltd.	161,800	1,483,510
Yakult Honsha Co. Ltd.	627,300	37,070,257
Yamada Holdings Co. Ltd.	3,299,500	15,588,320
Yamaguchi Financial Group Inc.	1,119,900	6,438,159
Yamaha Corp.	679,400	37,648,271
Yamaha Motor Co. Ltd.	1,316,700	32,971,073
YA-MAN Ltd.	212,100	2,391,848
Yamato Holdings Co. Ltd.	1,402,800	40,428,870
Yamato Kogyo Co. Ltd.	188,100	6,396,356
Yamazaki Baking Co. Ltd.	589,500	8,093,837
Yamazen Corp.	400,000	3,774,823
Yaoko Co. Ltd.	87,500	5,280,189
Yaskawa Electric Corp.	1,183,700	58,612,912
Yellow Hat Ltd.	150,200	2,895,022

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yodogawa Steel Works Ltd.	60,500	$1,305,337
Yokogawa Bridge Holdings Corp.	114,500	2,305,366
Yokogawa Electric Corp.	1,118,100	17,201,055
Yokohama Reito Co. Ltd.	268,900	2,182,264
Yokohama Rubber Co. Ltd. (The)	629,100	12,562,149
Yokowo Co. Ltd.	16,900	411,869
Yondoshi Holdings Inc.	88,100	1,456,289
Yonex Co. Ltd.(b)	252,100	1,568,731
Yoshinoya Holdings Co. Ltd.(a)	443,100	8,428,215
Yuasa Trading Co. Ltd.	60,600	1,731,802
Z Holdings Corp.	13,278,700	66,462,268
Zenkoku Hosho Co. Ltd.	239,900	10,884,479
Zenrin Co. Ltd.	167,200	1,654,251
Zensho Holdings Co. Ltd.	487,600	12,370,557
Zeon Corp.	784,900	10,724,298
Zeria Pharmaceutical Co. Ltd.	10,200	193,267
Zojirushi Corp.	42,900	595,435
ZOZO Inc.	621,100	21,153,859

		23,209,768,761

Netherlands — 5.5%
Aalberts NV	498,089	30,365,032
ABN AMRO Bank NV, CVA(a)(c)	1,981,742	23,100,409
Accell Group NV(a)	77,467	3,836,624
Adyen NV(a)(c)	96,259	260,866,613
Aegon NV	8,784,864	37,402,427
AerCap Holdings NV(a)	619,066	32,810,498
Akzo Nobel NV	920,787	113,742,260
Alfen Beheer BV(a)(b)(c)	96,504	9,732,775
AMG Advanced Metallurgical Group NV	177,903	5,564,456
Arcadis NV	418,471	18,532,209
ArcelorMittal SA	3,449,970	120,491,657
Argenx SE(a)(b)	223,747	68,326,924
ASM International NV	230,187	81,695,668
ASML Holding NV	2,035,530	1,555,926,068
ASR Nederland NV	710,038	29,180,146
Basic-Fit NV(a)(b)(c)	240,207	11,102,684
BE Semiconductor Industries NV	359,791	31,574,741
Boskalis Westminster	429,702	13,522,330
Brunel International NV	206,416	2,733,530
CM.Com(a)	48,227	2,298,176
Corbion NV	321,013	17,573,701
COSMO Pharmaceuticals NV(a)(b)	52,242	4,902,103
Davide Campari-Milano NV	2,605,227	36,625,676
Eurocommercial Properties NV	252,224	6,327,150
Euronext NV(c)	396,969	44,161,279
EXOR NV	521,501	42,844,299
Fastned BV(a)	3,073	212,031
Flow Traders(c)	171,592	6,977,725
Fugro NV(a)	402,555	3,805,442
Heineken Holding NV	583,960	57,445,852
Heineken NV	1,250,439	145,615,774
IMCD NV	282,524	48,950,686
ING Groep NV	18,841,336	241,747,389
InPost SA(a)	960,993	18,843,161
Intertrust NV(a)(c)	453,587	7,488,818
JDE Peet’s NV	359,083	12,088,802
Just Eat Takeaway.com NV(a)(c)	634,229	56,319,967
Just Eat Takeaway.com NV(a)(c)	269,902	23,898,508
Koninklijke Ahold Delhaize NV	5,086,468	158,112,023
Koninklijke BAM Groep NV(a)	1,623,551	4,590,029

Security	Shares	Value

Netherlands (continued)
Koninklijke DSM NV	830,501	$167,413,491
Koninklijke KPN NV	15,919,002	52,236,156
Koninklijke Philips NV	4,379,171	201,921,106
Koninklijke Vopak NV	335,995	14,226,880
Meltwater Holding BV(a)	631,504	2,866,330
NN Group NV	1,356,997	67,464,952
NSI NV	118,095	4,910,159
OCI NV(a)	492,400	11,945,102
Pharming Group NV(a)(b)	4,018,353	4,575,393
PostNL NV	2,486,643	13,456,679
Prosus NV	2,370,756	211,515,030
QIAGEN NV(a)	1,121,888	60,125,461
Randstad NV	582,405	42,253,822
Rhi Magnesita NV	141,945	7,465,971
Royal Dutch Shell PLC, Class A	19,891,046	399,829,008
Royal Dutch Shell PLC, Class B	18,014,951	355,960,501
SBM Offshore NV	748,279	10,862,255
Shop Apotheke Europe NV(a)(c)	66,458	9,963,151
Signify NV(c)	614,402	34,418,029
Sligro Food Group NV(a)	128,089	3,717,754
SNS REAAL NV(a)(b)(d)	3,991	0	(e)
Stellantis NV	9,897,442	189,798,423
Technip Energies NV(a)	524,829	7,112,955
TKH Group NV	231,156	12,289,161
TomTom NV(a)(b)	466,996	3,922,428
Van Lanschot Kempen NV	169,837	4,361,805
Vastned Retail NV	129,252	3,863,005
Wereldhave NV	217,793	3,595,159
Wolters Kluwer NV	1,294,188	147,541,758

		5,440,947,566

New Zealand — 0.4%
a2 Milk Co. Ltd. (The)(a)(b)	3,604,709	15,672,788
Air New Zealand Ltd.(a)(b)	2,930,568	3,063,676
Argosy Property Ltd.	3,441,493	3,907,911
Auckland International Airport Ltd.(a)	6,011,406	30,329,641
Chorus Ltd.	2,058,219	8,834,747
Contact Energy Ltd.	3,415,572	19,414,413
Fisher & Paykel Healthcare Corp. Ltd.	2,802,899	61,697,071
Fletcher Building Ltd.	3,923,782	20,892,978
Genesis Energy Ltd.	2,559,928	6,122,960
Goodman Property Trust	4,601,481	7,807,480
Infratil Ltd.	3,471,052	17,681,300
Kiwi Property Group Ltd.	5,921,486	4,810,716
Mercury NZ Ltd.	3,774,864	17,368,325
Meridian Energy Ltd.	6,149,315	22,358,254
Oceania Healthcare Ltd.	431,847	448,258
Precinct Properties New Zealand Ltd.	4,982,020	5,547,369
Pushpay Holdings Ltd.(a)	4,689,983	5,560,905
Ryman Healthcare Ltd.	2,197,545	20,184,277
SKYCITY Entertainment Group Ltd.(a)	3,322,018	7,452,529
Spark New Zealand Ltd.	8,659,115	28,581,725
Summerset Group Holdings Ltd.	1,397,773	12,574,447
Xero Ltd.(a)	653,462	67,798,189
Z Energy Ltd.	2,803,891	5,761,044

		393,871,003

Norway — 0.9%
Adevinta ASA(a)	1,312,773	25,241,200
Aker ASA, Class A	149,944	11,496,238
Aker Carbon Capture ASA(a)	1,227,957	2,719,505

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Aker Solutions ASA(a)	1,187,028	$2,257,829
Atea ASA	531,021	10,121,841
Atlantic Sapphire ASA(a)(b)	291,768	2,555,312
Austevoll Seafood ASA	559,580	7,054,775
Bakkafrost P/F	239,082	20,317,747
Bank Norwegian ASA	726,509	8,510,710
Borregaard ASA	619,319	16,123,079
BW LPG Ltd.(c)	572,059	3,304,035
Crayon Group Holding ASA(a)(c)	108,749	1,883,424
DNB Bank ASA	4,458,295	91,363,571
DNO ASA(a)	533,535	505,142
Elkem ASA(c)	1,761,118	6,517,933
Entra ASA(c)	535,473	13,055,365
Equinor ASA	4,734,739	92,228,862
Europris ASA(c)	865,229	5,821,890
Fjordkraft Holding ASA(c)	482,383	2,744,981
Flex LNG Ltd.(b)	48,766	659,615
Frontline Ltd./Bermuda	451,797	3,625,998
Gjensidige Forsikring ASA	959,458	21,955,375
Golden Ocean Group Ltd.	633,009	6,237,281
Grieg Seafood ASA(a)	335,817	3,238,531
Hexagon Composites ASA(a)	322,803	1,196,367
Kahoot! ASA(a)(b)	1,208,929	5,380,229
Kongsberg Gruppen ASA	490,950	14,061,277
Leroy Seafood Group ASA	1,648,255	15,016,554
LINK Mobility Group Holding ASA(a)	786,846	2,903,441
Mowi ASA	2,143,207	54,608,432
NEL ASA(a)(b)	6,643,119	12,686,928
Nordic Semiconductor ASA(a)	836,527	27,391,940
Norsk Hydro ASA	6,471,581	43,055,384
Orkla ASA	3,778,063	34,313,881
Pexip Holding ASA(a)	384,352	3,162,147
Protector Forsikring ASA	506,774	5,203,695
Quantafuel ASA(a)(b)	568,774	2,168,133
REC Silicon ASA(a)(b)	1,436,091	2,819,181
Salmar ASA	269,456	17,873,497
Sbanken ASA(c)	110,365	1,344,155
Scatec ASA(c)	564,833	12,135,665
Schibsted ASA, Class A	362,888	19,234,331
Schibsted ASA, Class B	467,197	21,596,905
SpareBank 1 Nord Norge	10,440	98,908
SpareBank 1 SMN	1,031,349	14,312,122
SpareBank 1 SR-Bank ASA	956,459	12,520,777
Stolt-Nielsen Ltd.	139,159	1,899,610
Storebrand ASA	2,199,931	18,888,697
Subsea 7 SA	1,111,804	8,901,259
Telenor ASA	3,481,329	60,443,328
TGS ASA	754,717	8,634,709
Tomra Systems ASA	573,681	33,151,415
Vaccibody AS(a)	618,444	4,291,080
Veidekke ASA	546,878	7,044,310
Wallenius Wilhelmsen ASA(a)	624,821	1,971,760
XXL ASA(a)(c)	670,453	1,466,535
Yara International ASA	844,535	44,512,505

		873,829,396

Portugal — 0.2%
Altri SGPS SA(b)	637,013	3,847,890
Banco Comercial Portugues SA, Class R(a)	45,266,976	6,443,161
Corticeira Amorim SGPS SA	25,621	319,125
CTT-Correios de Portugal SA	853,889	4,442,579

Security	Shares	Value

Portugal (continued)
EDP - Energias de Portugal SA	13,389,015	$69,448,413
EDP Renovaveis SA	1,397,833	32,831,937
Galp Energia SGPS SA	2,386,131	23,268,871
Jeronimo Martins SGPS SA	1,214,232	24,738,562
Navigator Co. SA (The)	1,590,112	5,726,782
NOS SGPS SA	1,044,390	3,870,346
REN - Redes Energeticas Nacionais SGPS SA	2,745,429	7,669,679
Sonae SGPS SA	6,373,113	6,291,524

		188,898,869

Singapore — 1.2%
AEM Holdings Ltd.(b)	1,448,900	4,179,962
AIMS APAC REIT(b)	166,800	194,505
ARA LOGOS Logistics Trust	10,470,329	6,960,661
Ascendas India Trust	3,024,100	3,236,884
Ascendas REIT	16,472,503	37,907,218
Ascott Residence Trust	9,761,263	7,423,898
CapitaLand China Trust(b)	5,618,280	5,804,967
CapitaLand Integrated Commercial Trust	22,199,203	35,176,304
CapitaLand Ltd.	13,074,400	38,843,594
CDL Hospitality Trusts	5,894,300	5,258,462
City Developments Ltd.	1,930,400	9,737,904
ComfortDelGro Corp. Ltd.	10,404,000	12,069,807
COSCO Shipping International Singapore Co. Ltd.(a)(b)	7,901,400	1,719,770
Cromwell European Real Estate Investment Trust	480,840	1,420,287
DBS Group Holdings Ltd.	8,659,500	193,767,968
ESR-REIT	15,741,274	5,169,834
First Resources Ltd.(b)	2,729,100	2,735,936
Fortune REIT	6,614,000	7,187,759
Frasers Centrepoint Trust	5,395,888	9,640,231
Frasers Logistics & Commercial Trust	13,801,186	15,456,992
Genting Singapore Ltd.	29,150,800	17,394,247
Golden Agri-Resources Ltd.(b)	36,459,100	6,174,059
Haw Par Corp. Ltd.(b)	586,400	5,792,427
Hutchison Port Holdings Trust, Class U	27,563,800	6,468,314
iFAST Corp. Ltd.	679,100	4,012,861
Kenon Holdings Ltd./Singapore	135,202	4,567,962
Keppel Corp. Ltd.	7,089,900	28,662,949
Keppel DC REIT	6,630,400	12,908,705
Keppel Infrastructure Trust	16,926,800	6,870,910
Keppel REIT	13,174,380	11,678,376
Lendlease Global Commercial REIT	1,740,100	1,123,278
Manulife US Real Estate Investment Trust	6,270,200	4,768,387
Mapletree Commercial Trust	10,718,656	17,064,809
Mapletree Industrial Trust	8,459,520	18,730,799
Mapletree Logistics Trust	13,645,910	21,246,257
Mapletree North Asia Commercial Trust	14,314,500	10,672,894
Medtecs International Corp. Ltd.(b)	2,423,100	1,441,327
Nanofilm Technologies International Ltd.(a)(b)	1,377,800	6,286,017
NetLink NBN Trust(b)	21,462,500	15,439,473
Olam International Ltd.(b)	3,149,200	3,061,807
OUE Commercial Real Estate Investment Trust	10,589,440	3,399,687
Oversea-Chinese Banking Corp. Ltd.	16,317,500	147,628,232
Parkway Life REIT	2,508,100	8,588,940
Raffles Medical Group Ltd.	6,530,900	6,940,844
Razer Inc.(a)(b)(c)	648,000	157,199
Riverstone Holdings Ltd./Singapore(b)	2,499,600	2,236,136
SATS Ltd.(a)	3,417,700	10,106,757
Sea Ltd., ADR(a)	69,221	19,116,071
Sembcorp Industries Ltd.	5,409,300	8,344,111

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Sembcorp Marine Ltd.(a)(b)	34,495,620	$2,923,478
Sheng Siong Group Ltd.(b)	4,034,500	4,676,417
SIA Engineering Co. Ltd.(a)	186,900	290,868
Singapore Airlines Ltd.(a)	6,404,100	24,009,063
Singapore Exchange Ltd.	3,062,400	26,795,945
Singapore Post Ltd.(b)	8,987,400	4,246,826
Singapore Press Holdings Ltd.(b)	7,188,300	9,973,633
Singapore Technologies Engineering Ltd.	7,733,700	22,839,001
Singapore Telecommunications Ltd.	39,741,700	66,610,544
Starhill Global REIT	9,816,900	4,493,444
StarHub Ltd.	3,791,500	3,387,194
Suntec REIT	9,781,100	10,525,834
United Overseas Bank Ltd.	5,872,100	113,528,719
UOL Group Ltd.	2,228,200	11,975,619
Venture Corp. Ltd.(b)	1,336,000	18,739,868
Wilmar International Ltd.	9,280,500	29,721,292
Yangzijiang Shipbuilding Holdings Ltd.	13,371,400	13,530,886
Yanlord Land Group Ltd.	5,773,700	4,769,879

		1,187,815,288

Spain — 2.3%
Acciona SA	119,776	18,363,247
Acerinox SA	821,788	10,985,513
ACS Actividades de Construccion y Servicios SA(b)	1,212,037	31,880,569
Aena SME SA(a)(c)	359,377	57,229,614
Almirall SA	397,204	6,302,395
Amadeus IT Group SA(a)	2,177,647	142,811,782
Applus Services SA	820,386	7,897,376
Atresmedia Corp. de Medios de Comunicacion SA(a)	669,289	2,767,688
Audax Renovables SA	83,620	189,858
Banco Bilbao Vizcaya Argentaria SA	32,395,476	207,378,921
Banco de Sabadell SA(a)	27,014,531	18,781,824
Banco Santander SA	84,091,753	308,040,924
Bankinter SA	3,245,254	17,729,074
Befesa SA(c)	179,124	14,064,109
CaixaBank SA	21,729,453	64,534,485
Cellnex Telecom SA(c)	2,499,262	162,993,375
Cia. de Distribucion Integral Logista Holdings SA	303,568	6,543,701
Cie. Automotive SA	323,049	9,630,783
Construcciones y Auxiliar de Ferrocarriles SA(a)	143,149	6,072,653
Corp Financiera Alba SA	100,760	5,659,144
Ebro Foods SA	388,581	7,882,313
eDreams ODIGEO SA(a)	17,064	141,290
Enagas SA	815,479	18,729,524
Ence Energia y Celulosa SA(a)	957,045	2,958,227
Endesa SA	1,520,930	36,944,317
Euskaltel SA(c)	531,138	6,905,481
Faes Farma SA	1,870,345	7,299,509
Ferrovial SA	2,341,684	69,489,854
Fluidra SA	397,629	16,119,361
Gestamp Automocion SA(a)(c)	1,049,031	5,129,937
Global Dominion Access SA(c)	363,600	1,942,003
Grenergy Renovables SA(a)	54,292	1,803,308
Grifols SA	1,443,686	36,715,555
Grupo Catalana Occidente SA	240,079	8,985,238
Iberdrola SA	28,753,732	346,053,556
Indra Sistemas SA(a)	867,300	9,079,308
Industria de Diseno Textil SA	5,255,704	178,254,367
Inmobiliaria Colonial Socimi SA	1,326,593	14,147,296
Laboratorios Farmaceuticos Rovi SA	94,345	6,659,044
Lar Espana Real Estate Socimi SA	633,668	3,991,465

Security	Shares	Value

Spain (continued)
Liberbank SA	10,660,523	$3,582,522
Linea Directa Aseguradora SA Cia de Segurosy Reaseguros	3,177,144	6,405,289
Mapfre SA	5,133,000	10,574,652
Mediaset Espana Comunicacion SA(a)	855,722	5,090,725
Melia Hotels International SA(a)	653,887	4,511,734
Merlin Properties Socimi SA	1,710,219	19,181,882
Naturgy Energy Group SA	1,399,448	36,119,776
Neinor Homes SA(c)	352,905	5,136,263
Pharma Mar SA	79,198	6,771,907
Prosegur Cash SA(c)	109,021	106,775
Prosegur Cia. de Seguridad SA	1,601,874	5,472,518
Red Electrica Corp. SA	1,672,728	33,134,658
Repsol SA	7,242,558	79,327,091
Sacyr SA	2,749,614	6,685,574
Siemens Gamesa Renewable Energy SA(a)	1,149,701	32,063,838
Solaria Energia y Medio Ambiente SA(a)	389,654	7,527,495
Solarpack Corp. Tecnologica SA(a)(b)	72,685	2,254,719
Soltec Power Holdings SA(a)	13,932	112,217
Tecnicas Reunidas SA(a)(b)	199,430	1,686,142
Telefonica SA	25,247,388	115,502,907
Unicaja Banco SA(c)	5,063,203	4,655,747
Viscofan SA	192,370	13,358,649
Zardoya Otis SA	1,021,462	6,922,233

		2,285,273,301

Sweden — 4.3%
AAK AB	918,419	21,894,604
AcadeMedia AB(c)	96,025	929,714
AddTech AB, Class B	1,111,578	23,129,173
AFRY AB	548,055	18,676,868
Alfa Laval AB	1,488,751	62,171,580
Ambea AB(c)	67,555	496,359
Arjo AB, Class B	1,296,231	16,373,702
Assa Abloy AB, Class B	4,849,491	155,553,604
Atlas Copco AB, Class A	3,232,689	218,933,885
Atlas Copco AB, Class B	1,887,463	107,318,006
Atrium Ljungberg AB, Class B	255,315	6,250,141
Attendo AB(a)(c)	656,752	3,214,282
Avanza Bank Holding AB	668,423	21,649,408
Axfood AB	540,616	14,632,688
Bactiguard Holding AB(a)(b)	84,650	1,882,116
Beijer Alma AB	219,564	5,355,144
Beijer Ref AB	1,197,955	25,296,464
Betsson AB, Class B	637,393	5,131,190
BHG Group AB(a)(b)	488,184	7,531,113
Bilia AB, Class A	490,072	10,515,417
BillerudKorsnas AB	916,459	19,825,102
BioArctic AB(a)(c)	17,367	278,408
BioGaia AB, Class B	96,469	5,768,475
Biotage AB	348,663	9,979,853
Boliden AB	1,293,689	50,417,600
Bonava AB, Class B	477,440	5,106,489
BoneSupport Holding AB(a)(c)	249,519	2,371,016
Boozt AB(a)(c)	211,683	4,556,580
Bravida Holding AB(c)	1,288,239	19,933,255
Bufab AB	7,097	274,534
Bure Equity AB	261,060	14,084,604
Calliditas Therapeutics AB, Class B(a)(b)	132,446	1,946,026
Camurus AB(a)(b)	77,598	1,647,799
Castellum AB	1,161,815	32,539,045

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Catena AB	126,928	$7,622,993
Cellavision AB	12,129	638,828
CELLINK AB, Class B(a)(b)	130,236	8,502,725
Cibus Nordic Real Estate AB	92,673	2,525,420
Cint Group AB(a)	427,323	5,708,627
Clas Ohlson AB, Class B(a)	75,224	771,607
Cloetta AB, Class B	1,379,119	4,475,839
Coor Service Management Holding AB(c)	285,274	2,626,428
Corem Property Group AB, Class B	2,905,158	7,373,926
Creades AB, Class A	118,127	1,551,355
Desenio Group AB(a)	270,252	1,574,408
Dios Fastigheter AB	195,060	2,214,943
Dometic Group AB(c)	1,452,401	24,652,144
Duni AB(a)	13,829	182,172
Dustin Group AB(b)(c)	84,554	981,736
Electrolux AB, Series B	1,111,757	29,198,462
Electrolux Professional AB, Class B(a)	1,500,281	11,152,125
Elekta AB, Class B	1,791,426	26,146,770
Embracer Group AB(a)	1,256,617	32,523,119
Enad Global 7 AB(a)	204,447	1,623,937
Epiroc AB, Class A	3,180,023	74,077,447
Epiroc AB, Class B	1,901,311	38,200,123
EQT AB	1,153,542	55,603,172
Essity AB, Class B	2,936,433	96,073,394
Evolution AB(c)	822,054	143,037,574
Fabege AB	1,274,672	22,073,736
Fagerhult AB	383,982	3,532,756
Fastighets AB Balder, Class B(a)	528,211	36,451,059
Fingerprint Cards AB, Class B(a)(b)	1,519,763	5,416,923
Fortnox AB	229,045	12,287,182
GARO AB	131,627	1,911,316
Getinge AB, Class B	1,110,401	48,254,731
Granges AB	610,953	8,076,582
H & M Hennes & Mauritz AB, Class B(a)	3,524,734	73,690,616
Hansa Biopharma AB(a)(b)	162,564	2,170,699
Hexagon AB, Class B	9,559,102	158,237,540
Hexatronic Group AB	136,158	2,769,171
Hexpol AB	1,442,547	19,640,204
HMS Networks AB	31,322	1,471,789
Holmen AB, Class B	488,165	25,698,045
Hufvudstaden AB, Class A	645,271	11,794,566
Husqvarna AB, Class B	2,008,539	28,106,752
ICA Gruppen AB	486,236	24,033,899
Industrivarden AB, Class A	526,515	21,007,871
Industrivarden AB, Class C	777,746	29,772,086
Indutrade AB	1,431,831	46,703,973
Instalco AB	195,525	10,529,289
Intrum AB	382,191	11,842,256
Investment AB Latour, Class B	663,105	25,915,455
Investor AB, Class B	8,836,646	218,835,301
INVISIO AB	190,425	3,946,357
Inwido AB	386,875	7,169,533
JM AB	355,562	12,546,909
Kambi Group PLC(a)	131,309	5,648,738
Kindred Group PLC	1,231,355	20,155,468
Kinnevik AB, Class B	1,184,909	51,657,057
KNOW IT AB	92,415	3,242,104
Kungsleden AB	1,046,059	14,120,168
L E Lundbergforetagen AB, Class B	364,167	25,986,209
LeoVegas AB(c)	183,436	789,710

Security	Shares	Value

Sweden (continued)
Lifco AB, Class B	1,131,451	$33,185,350
Lime Technologies AB	41,455	1,921,574
Lindab International AB	457,296	13,346,278
Loomis AB	399,405	13,394,850
Lundin Energy AB	971,425	30,283,551
Mekonomen AB(a)	258,358	4,132,696
Millicom International Cellular SA, SDR(a)	496,605	19,817,741
MIPS AB	137,958	14,568,485
Modern Times Group MTG AB, Class B(a)(b)	515,965	7,330,025
Munters Group AB(c)	209,854	1,923,410
Mycronic AB	414,876	12,184,392
NCC AB, Class B	481,843	8,562,109
New Wave Group AB, Class B(a)	190,999	3,060,355
Nibe Industrier AB, Class B	6,917,761	82,667,109
Nobia AB	880,900	7,220,506
Nobina AB(c)	511,007	4,711,899
Nolato AB, Class B	1,186,922	13,175,047
Nordic Entertainment Group AB, Class B(a)	376,898	20,126,723
Nordnet AB publ	540,897	8,727,591
Nyfosa AB	1,081,692	16,737,300
Oncopeptides AB(a)(b)(c)	299,174	1,492,169
Pandox AB(a)	479,174	8,021,116
Paradox Interactive AB	156,019	3,140,896
Peab AB, Class B	1,015,452	11,841,728
Platzer Fastigheter Holding AB, Class B	300,909	5,627,799
PowerCell Sweden AB(a)	213,626	4,696,998
Ratos AB, Class B	1,241,521	8,800,371
Re:NewCell AB(a)(b)	96,491	2,327,675
Resurs Holding AB(c)	296,826	1,431,676
Saab AB, Class B	367,840	11,161,300
Sagax AB, Class B	708,142	24,848,339
Sagax AB, Class D	166,992	664,676
Samhallsbyggnadsbolaget i Norden AB	4,606,606	23,080,121
Samhallsbyggnadsbolaget i Norden AB, Class D, New	155,957	554,738
Sandvik AB	5,413,196	141,156,096
SAS AB(a)(b)	16,293,547	3,970,989
Scandic Hotels Group AB(a)(b)(c)	656,279	2,673,419
Sdiptech AB, Class B(a)	101,561	4,831,238
Securitas AB, Class B	1,477,004	26,044,643
Sedana Medical AB(a)(b)	137,184	1,362,533
Sinch AB.(a)(c)	2,463,026	49,668,706
Skandinaviska Enskilda Banken AB, Class A	7,808,842	105,614,115
Skanska AB, Class B	1,643,547	46,396,763
SKF AB, Class B	1,809,440	48,143,139
SkiStar AB(a)	96,186	1,797,279
SSAB AB, Class A(a)	1,094,138	6,248,370
SSAB AB, Class B(a)	2,857,096	14,605,009
Stillfront Group AB(a)	1,417,602	10,811,581
Storytel AB(a)(b)	186,659	4,835,388
Svenska Cellulosa AB SCA, Class B	2,954,531	54,954,688
Svenska Handelsbanken AB, Class A	6,903,642	77,799,234
Svolder AB, Class B	99,552	3,713,238
Sweco AB, Class B	1,074,887	17,193,897
Swedbank AB, Class A	4,366,330	85,028,244
SwedenCare AB	51,536	816,899
Swedish Match AB	7,892,856	70,680,266
Swedish Orphan Biovitrum AB(a)	958,578	18,733,735
Tele2 AB, Class B	2,495,616	36,658,125
Telefonaktiebolaget LM Ericsson, Class B	14,162,248	163,349,843

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Telia Co. AB	12,690,380	$55,663,905
Thule Group AB(c)	559,020	28,224,323
Tobii AB(a)	299,414	2,379,062
Trelleborg AB, Class B	1,112,176	27,492,565
Troax Group AB	46,156	1,670,182
Vitrolife AB	344,342	19,616,342
Volvo AB, Class A	962,096	23,392,795
Volvo AB, Class B	6,833,020	161,134,625
Wallenstam AB, Class B	961,728	16,149,250
Wihlborgs Fastigheter AB	795,838	18,541,932
Xvivo Perfusion AB(a)	22,737	1,195,169

		4,247,503,748

Switzerland — 9.5%
ABB Ltd., Registered	8,429,001	308,150,384
Adecco Group AG, Registered	779,337	46,671,490
Alcon Inc.	2,426,991	176,682,646
Allreal Holding AG, Registered	64,020	13,244,299
ALSO Holding AG, Registered	29,964	9,219,250
Arbonia AG	326,271	6,195,133
Aryzta AG(a)	5,273,886	7,020,384
Ascom Holding AG, Registered(a)	283,374	4,859,848
Autoneum Holding AG(a)	20,638	3,962,842
Bachem Holding AG, Class B, Registered	25,195	16,681,685
Baloise Holding AG, Registered	236,363	37,267,472
Banque Cantonale Vaudoise, Registered	152,185	13,585,851
Barry Callebaut AG, Registered	17,403	44,110,270
Basilea Pharmaceutica AG, Registered(a)(b)	83,403	4,272,341
Belimo Holding AG, Registered	44,784	23,129,652
BKW AG	121,741	13,410,797
Bobst Group SA, Registered(a)	8,058	692,071
Bossard Holding AG, Class A, Registered	38,911	12,604,185
Bucher Industries AG, Registered	40,260	22,405,443
Burckhardt Compression Holding AG	19,256	7,555,057
Bystronic AG, Registered	7,521	10,348,722
Cembra Money Bank AG	155,610	16,165,531
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	5,260	58,938,014
Chocoladefabriken Lindt & Spruengli AG, Registered	482	55,870,177
Cie. Financiere Richemont SA, Class A, Registered	2,524,347	323,038,633
Clariant AG, Registered	1,024,870	21,320,872
Coca-Cola HBC AG, Class DI	947,830	35,792,778
Coltene Holding AG, Registered	14,458	1,930,627
Comet Holding AG, Registered	39,867	13,054,207
Credit Suisse Group AG, Registered	11,827,938	118,744,193
Daetwyler Holding AG, Bearer	44,064	15,996,662
DKSH Holding AG	181,777	15,366,794
dormakaba Holding AG	16,549	11,448,156
Dufry AG, Registered(a)	261,300	13,824,798
EFG International AG	584,348	4,747,207
Emmi AG, Registered	12,177	13,409,016
EMS-Chemie Holding AG, Registered	34,628	38,387,203
Flughafen Zurich AG, Registered(a)	93,818	15,075,367
Forbo Holding AG, Registered	6,227	13,327,954
Galenica AG(c)	264,770	20,099,489
GAM Holding AG(a)	143,291	309,993
Geberit AG, Registered	178,388	146,470,407
Georg Fischer AG, Registered	19,631	31,771,959
Givaudan SA, Registered	44,782	223,517,830
Gurit Holding AG, Bearer	287	649,500
Helvetia Holding AG, Registered	180,157	19,594,606

Security	Shares	Value

Switzerland (continued)
Holcim Ltd.	2,519,058	$147,670,064
Huber + Suhner AG, Registered	104,540	8,890,898
Idorsia Ltd.(a)(b)	520,736	12,863,298
Implenia AG, Registered(a)	95,105	2,526,054
Inficon Holding AG, Registered	8,087	9,742,817
Interroll Holding AG, Registered	2,776	12,687,134
Intershop Holding AG	8,723	6,018,519
Julius Baer Group Ltd.	1,112,560	73,431,136
Kardex Holding AG, Registered	27,239	7,326,148
Komax Holding AG, Registered(a)(b)	24,792	7,284,139
Kuehne + Nagel International AG, Registered	258,680	87,261,303
Landis+Gyr Group AG	136,859	10,832,092
LEM Holding SA, Registered	1,227	3,068,008
Leonteq AG	12,871	817,003
Liechtensteinische Landesbank AG	12,194	719,681
Logitech International SA, Registered	844,171	92,748,551
Lonza Group AG, Registered	362,189	282,009,535
Medacta Group SA(a)(c)	24,667	3,501,878
Meyer Burger Technology AG(a)(b)	10,330,752	5,349,000
Mobilezone Holding AG, Registered	431,253	5,188,517
Mobimo Holding AG, Registered	44,167	15,152,156
Molecular Partners AG(a)	10,713	219,499
Nestle SA, Registered	13,962,226	1,768,031,831
Novartis AG, Registered	10,743,529	993,544,187
OC Oerlikon Corp. AG, Registered	1,117,599	12,650,666
Partners Group Holding AG	110,748	189,197,874
Peach Property Group AG	36,614	2,279,660
PSP Swiss Property AG, Registered	213,292	28,864,380
Relief Therapeutics Holding AG(a)(b)	8,726,658	2,024,785
Rieter Holding AG, Registered(a)	25,683	6,039,388
Roche Holding AG, Bearer	155,202	66,616,680
Roche Holding AG, NVS	3,402,860	1,314,565,900
Schindler Holding AG, Participation Certificates, NVS	197,822	64,041,983
Schindler Holding AG, Registered	102,641	31,983,103
Schweiter Technologies AG, Bearer	5,858	9,169,999
Sensirion Holding AG(a)(b)(c)	9,717	946,961
SFS Group AG	97,574	14,552,351
SGS SA, Registered	28,588	92,530,038
Siegfried Holding AG, Registered	23,673	23,954,275
Siemens Energy AG(a)	1,962,375	53,386,087
SIG Combibloc Group AG	1,509,092	44,526,929
Sika AG, Registered	688,092	242,394,449
Softwareone Holding AG	444,150	11,399,366
Sonova Holding AG, Registered	269,976	106,001,995
St. Galler Kantonalbank AG, Class A, Registered	14,819	6,891,529
Stadler Rail AG(b)	242,722	10,653,670
STMicroelectronics NV	3,327,463	136,937,572
Straumann Holding AG, Registered	51,633	95,728,523
Sulzer AG, Registered	117,798	17,285,506
Swatch Group AG (The), Bearer	138,182	46,095,146
Swatch Group AG (The), Registered	262,636	17,056,563
Swiss Life Holding AG, Registered	156,649	80,799,993
Swiss Prime Site AG, Registered	379,470	40,407,054
Swiss Re AG	1,451,697	131,611,587
Swiss Steel Holding AG, Registered(a)	437,125	216,668
Swisscom AG, Registered	121,021	72,733,827
Swissquote Group Holding SA, Registered	67,881	10,778,731
Tecan Group AG, Registered	64,978	37,470,801
Temenos AG, Registered	332,845	52,871,911
u-blox Holding AG(a)(b)	47,672	3,762,817

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
UBS Group AG, Registered	17,625,716	$290,397,335
Valiant Holding AG, Registered	96,200	10,004,954
Valora Holding AG, Registered(a)	23,281	5,270,550
VAT Group AG(c)	136,390	53,540,544
Vetropack Holding AG, Registered	33,278	2,199,373
Vifor Pharma AG	237,754	33,250,317
Vontobel Holding AG, Registered	169,844	14,975,603
VZ Holding AG	71,903	6,485,042
Ypsomed Holding AG, Registered(b)	24,238	3,853,035
Zehnder Group AG, Registered	82,878	8,803,657
Zur Rose Group AG(a)	42,359	15,758,661
Zurich Insurance Group AG	724,281	292,011,787

		9,382,784,868

United Kingdom — 13.1%
3i Group PLC	4,693,084	83,411,110
888 Holdings PLC	1,948,419	10,061,894
AB Dynamics PLC	12,212	317,427
Abcam PLC(a)	1,040,023	19,631,695
Abrdn PLC	11,135,731	43,929,721
Admiral Group PLC	938,445	44,330,759
Advanced Medical Solutions Group PLC	1,698,500	6,634,175
AG Barr PLC(a)	551,259	4,405,940
Aggreko PLC	1,244,458	15,031,942
Airtel Africa PLC(c)	3,764,807	4,653,244
AJ Bell PLC	1,348,041	7,881,111
Alliance Pharma PLC	342,954	495,775
Alpha FX Group PLC	124,299	2,902,632
Anglo American PLC	6,283,261	278,436,191
Antofagasta PLC	1,872,511	38,879,392
AO World PLC(a)	1,624,143	5,084,026
Argo Blockchain PLC(a)(b)	1,741,895	3,244,323
Arrow Global Group PLC(a)	766,828	3,245,640
Ascential PLC(a)	2,112,971	12,705,666
Ashmore Group PLC	2,082,790	10,999,144
Ashtead Group PLC	2,198,710	164,528,232
ASOS PLC(a)	339,346	17,943,574
Associated British Foods PLC	1,717,950	47,770,820
Assura PLC	13,092,481	14,211,620
Aston Martin Lagonda Global Holdings PLC(a)(c)	326,543	8,851,623
AstraZeneca PLC	7,515,609	863,617,671
Auction Technology Group PLC(a)	258,253	4,874,838
Auto Trader Group PLC(a)(c)	4,714,210	42,711,493
Avacta Group PLC(a)(b)	1,204,489	2,276,967
Avast PLC(c)	3,150,109	25,386,037
AVEVA Group PLC	583,538	31,839,063
Aviva PLC	19,062,366	102,377,071
Avon Protection PLC	157,865	5,959,786
B&M European Value Retail SA	4,266,977	32,782,493
Babcock International Group PLC(a)	1,314,138	4,670,627
BAE Systems PLC	15,643,604	125,423,249
Balfour Beatty PLC	3,436,095	14,470,330
Bank of Georgia Group PLC(a)	206,837	4,312,554
Barclays PLC	83,954,978	203,093,784
Barratt Developments PLC	4,940,105	48,277,972
Beazley PLC(a)	2,898,752	15,810,847
Bellway PLC	602,061	27,488,497
Berkeley Group Holdings PLC	606,257	40,818,050
Biffa PLC(a)(c)	1,103,213	5,482,145
Big Yellow Group PLC	820,532	16,560,644
Blue Prism Group PLC(a)	427,452	5,020,224

Security	Shares	Value

United Kingdom (continued)
BMO Commercial Property Trust Ltd.	3,463,207	$4,501,422
Bodycote PLC	984,242	12,343,113
boohoo Group PLC(a)	4,867,386	17,634,065
BP PLC	98,726,944	396,292,432
Breedon Group PLC(a)	7,239,793	10,848,258
Brewin Dolphin Holdings PLC	1,849,015	9,216,135
British American Tobacco PLC	10,597,379	394,141,868
British Land Co. PLC (The)	4,182,082	29,608,862
Britvic PLC	1,322,157	17,909,355
BT Group PLC(a)	43,364,150	104,452,760
Bunzl PLC	1,647,855	61,048,467
Burberry Group PLC	1,982,743	56,872,022
Burford Capital Ltd.	1,028,947	11,251,628
Bytes Technology Group PLC(a)	859,753	5,764,957
Cairn Energy PLC	3,090,335	5,479,466
Capita PLC(a)	8,730,082	4,276,894
Capital & Counties Properties PLC(a)	3,790,670	8,990,022
Carnival PLC(a)	776,400	15,367,893
Centamin PLC	6,790,786	10,107,305
Central Asia Metals PLC	110,365	375,848
Centrica PLC(a)	28,096,813	17,729,888
Ceres Power Holdings PLC(a)	384,904	5,394,185
Chemring Group PLC	1,358,774	5,801,326
Cineworld Group PLC(a)(b)	5,736,554	5,060,167
Civitas Social Housing PLC	2,942,291	4,838,365
Clinigen Group PLC	737,891	6,148,887
Clipper Logistics PLC	335,987	3,941,668
Close Brothers Group PLC	694,394	14,893,164
CLS Holdings PLC	880,520	3,109,271
CMC Markets PLC(c)	453,979	2,839,640
Coats Group PLC	7,573,638	7,379,682
Coca-Cola Europacific Partners PLC	993,208	61,638,488
Compass Group PLC(a)	8,666,884	183,130,246
Computacenter PLC	446,324	16,871,922
ContourGlobal PLC(c)	948,576	2,586,206
ConvaTec Group PLC(c)	7,538,610	24,823,980
Countryside Properties PLC(a)(c)	2,330,114	17,028,274
Cranswick PLC	273,652	15,375,840
Crest Nicholson Holdings PLC(a)	1,678,809	9,679,549
Croda International PLC	682,274	79,867,846
Custodian REIT PLC	1,949,684	2,841,300
CVS Group PLC(a)	404,682	13,513,741
DCC PLC	482,743	40,416,857
Dechra Pharmaceuticals PLC	541,801	37,429,262
Derwent London PLC	459,709	23,179,594
Diageo PLC	11,362,725	563,434,996
Dialog Semiconductor PLC(a)	351,628	27,045,965
Diploma PLC	636,482	26,146,263
Direct Line Insurance Group PLC	6,405,627	26,479,118
Diversified Energy Co. PLC	3,648,409	5,340,537
Dixons Carphone PLC(a)	5,242,101	9,402,918
Domino’s Pizza Group PLC	2,346,487	13,659,660
dotdigital group PLC	1,288,038	4,440,127
Dr. Martens PLC(a)	2,161,340	13,008,465
Draper Esprit PLC(a)	604,613	8,420,934
Drax Group PLC	2,210,001	12,379,771
DS Smith PLC	6,710,193	39,418,280
Dunelm Group PLC	589,778	10,866,860
easyJet PLC(a)	875,879	10,277,465
Electrocomponents PLC	2,166,768	30,611,507

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Elementis PLC(a)	3,317,084	$6,574,929
EMIS Group PLC	192,660	3,454,589
Empiric Student Property PLC(a)	770,869	1,037,220
Energean PLC(a)(b)	497,070	4,477,212
Entain PLC(a)	2,844,249	71,721,403
Equiniti Group PLC(a)(c)	2,063,431	5,134,026
Ergomed PLC(a)	195,884	3,349,031
Essentra PLC	1,566,319	6,171,243
Eurasia Mining PLC(a)(b)	9,950,399	2,904,523
Euromoney Institutional Investor PLC	576,657	8,149,772
Evraz PLC	2,416,922	20,649,874
Experian PLC	4,469,015	196,751,978
FD Technologies PLC(a)	67,038	2,180,479
Ferguson PLC	1,093,329	153,272,807
Ferrexpo PLC	1,559,702	10,425,235
Fevertree Drinks PLC	522,963	17,380,634
Firstgroup PLC(a)	6,285,451	7,210,903
Forterra PLC(c)	640,934	2,690,514
Frasers Group PLC(a)	1,252,866	10,497,427
Frontier Developments PLC(a)(b)	51,892	1,915,050
Funding Circle Holdings PLC(a)(c)	49,135	94,934
Future PLC	608,891	29,199,387
Games Workshop Group PLC	171,047	27,032,798
Gamesys Group PLC	381,753	9,774,799
Gamma Communications PLC	389,493	11,212,277
GB Group PLC	1,043,965	12,624,677
GCP Student Living PLC	1,959,641	5,761,054
Genuit Group PLC	1,244,779	11,050,487
Genus PLC	346,162	26,524,839
GlaxoSmithKline PLC	24,454,403	482,823,604
Go-Ahead Group PLC (The)(a)	243,717	3,482,523
Grainger PLC	3,454,382	14,528,001
Great Portland Estates PLC	1,279,459	13,541,233
Greatland Gold PLC(a)(b)	19,383,032	4,849,638
Greggs PLC(a)	552,637	21,175,816
Halfords Group PLC(a)	1,217,770	6,022,632
Halma PLC	1,855,730	74,490,825
Hammerson PLC	15,196,790	7,795,942
Harbour Energy PLC(a)	1,111,304	5,047,529
Hargreaves Lansdown PLC	1,718,980	38,987,770
Hays PLC(a)	7,455,765	15,338,010
Helical PLC	661,157	4,174,900
Hikma Pharmaceuticals PLC	847,429	31,161,186
Hill & Smith Holdings PLC	406,556	9,177,438
Hiscox Ltd.(a)	1,654,488	20,090,846
Hochschild Mining PLC	1,507,629	3,229,955
HomeServe PLC	1,452,282	18,874,595
Hotel Chocolat Group PLC(a)	8,713	43,600
Howden Joinery Group PLC	2,963,927	36,935,190
HSBC Holdings PLC	98,781,695	545,294,113
Hunting PLC	950,594	2,771,949
Ibstock PLC(c)	2,372,678	7,050,016
Ideagen PLC	272,368	1,128,203
IG Design Group PLC	24,991	181,330
IG Group Holdings PLC	1,766,752	21,887,655
IMI PLC	1,267,040	30,998,001
Imperial Brands PLC	4,582,291	98,108,227
Inchcape PLC	2,017,941	23,835,399
Indivior PLC(a)	3,339,378	7,658,868
Informa PLC(a)	7,189,684	49,402,604

Security	Shares	Value

United Kingdom (continued)
IntegraFin Holdings PLC	1,445,277	$10,658,024
InterContinental Hotels Group PLC(a)	882,723	58,298,232
Intermediate Capital Group PLC	1,422,463	42,866,648
Intertek Group PLC	784,100	56,177,583
Investec PLC	3,280,238	12,461,994
IP Group PLC	4,811,347	7,698,440
IQE PLC(a)(b)	4,275,195	2,837,556
ITM Power PLC(a)(b)	2,080,732	11,850,380
ITV PLC(a)	17,041,167	26,498,178
IWG PLC(a)	3,671,399	15,995,477
J D Wetherspoon PLC(a)	497,765	7,852,995
J Sainsbury PLC	8,090,743	31,859,955
JD Sports Fashion PLC	2,530,913	31,535,658
JET2 PLC(a)	745,632	12,838,123
John Laing Group PLC(c)	2,544,915	14,172,500
John Wood Group PLC(a)	3,366,141	10,196,615
Johnson Matthey PLC	929,881	38,435,971
Johnson Service Group PLC(a)	2,136,789	4,621,536
Judges Scientific PLC	1,242	114,119
Jupiter Fund Management PLC	2,373,505	8,920,224
Just Group PLC(a)	5,326,601	7,382,738
Kainos Group PLC	394,042	9,459,102
Keller Group PLC	433,140	5,304,193
Keywords Studios PLC(a)	362,380	14,768,734
Kingfisher PLC	10,155,982	52,165,462
Lancashire Holdings Ltd.	1,130,906	10,008,310
Land Securities Group PLC	3,328,860	32,763,894
Learning Technologies Group PLC	2,873,125	8,570,365
Legal & General Group PLC	28,954,227	104,885,744
Liontrust Asset Management PLC	145,413	4,229,518
Lloyds Banking Group PLC	344,264,816	217,667,256
London Stock Exchange Group PLC	1,572,108	163,925,735
LondonMetric Property PLC	4,137,757	14,294,599
LXI REIT PLC	3,430,416	6,867,112
M&G PLC	12,559,847	39,327,909
Man Group PLC	7,370,455	20,279,857
Marks & Spencer Group PLC(a)	8,928,978	16,809,066
Marshalls PLC	1,224,926	12,425,469
Marston’s PLC(a)	3,977,205	4,632,731
Mediclinic International PLC(a)	1,851,642	7,167,592
Meggitt PLC(a)	3,730,439	24,312,260
Melrose Industries PLC	23,635,082	52,523,554
Micro Focus International PLC	1,686,320	9,395,712
Mitchells & Butlers PLC(a)	1,175,385	4,555,651
Mitie Group PLC(a)	6,232,322	5,492,300
Mondi PLC	2,311,862	64,093,477
Moneysupermarket.com Group PLC	2,676,991	9,447,978
Moonpig Group PLC(a)	739,491	3,831,986
Morgan Advanced Materials PLC	1,806,678	9,668,443
Morgan Sindall Group PLC	144,435	4,697,896
Naked Wines PLC(a)	281,143	3,435,035
National Express Group PLC(a)	2,809,985	10,623,998
National Grid PLC	17,214,257	220,103,494
Natwest Group PLC	23,089,835	64,806,614
NCC Group PLC	519,971	2,273,081
Network International Holdings PLC(a)(c)	2,323,015	11,000,004
Next PLC(a)	663,399	72,671,078
Ninety One PLC	1,780,150	5,631,757
NMC Health PLC(a)(d)	475,795	7
Ocado Group PLC(a)	2,399,024	61,816,908

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
On the Beach Group PLC(a)(c)	731,945	$3,306,564
OSB Group PLC	2,030,414	13,659,822
Oxford Biomedica PLC(a)	181,852	3,366,956
Pagegroup PLC(a)	1,708,504	14,605,156
Paragon Banking Group PLC	1,527,856	11,733,560
Pearson PLC	3,639,306	43,855,336
Penno Group PLC	1,359,403	24,121,939
Persimmon PLC	1,530,650	61,742,765
Petrofac Ltd.(a)(b)	1,473,162	2,113,722
Petropavlovsk PLC(a)	9,795,926	2,916,621
Pets at Home Group PLC	2,642,853	17,170,154
Phoenix Group Holdings PLC	3,151,066	29,695,121
Picton Property Income Ltd. (The)	667,920	855,065
Playtech PLC(a)	1,675,307	8,616,109
Plus500 Ltd.	494,320	9,620,106
Polar Capital Holdings PLC	355,685	4,350,742
Premier Foods PLC	2,391,588	3,703,281
Primary Health Properties PLC	6,436,061	14,641,327
Provident Financial PLC(a)	1,254,761	4,939,298
Prudential PLC	12,664,335	237,821,359
PZ Cussons PLC	1,518,642	5,308,948
QinetiQ Group PLC	3,041,267	13,904,358
Quilter PLC(c)	9,109,564	20,306,508
Rank Group PLC(a)	1,237,369	2,827,588
Rathbone Brothers PLC	277,980	7,242,422
Reach PLC	1,423,960	7,610,430
Reckitt Benckiser Group PLC	3,465,201	265,086,740
Redde Northgate PLC	1,493,294	8,778,974
Redrow PLC	1,441,597	12,879,933
Regional REIT Ltd.(c)	86,226	105,960
RELX PLC	9,422,788	276,976,128
Renalytix PLC(a)(b)	224,894	3,498,843
Renishaw PLC	194,686	13,848,674
Rentokil Initial PLC	9,049,646	71,288,441
Restaurant Group PLC (The)(a)	3,652,800	5,828,850
Rightmove PLC	4,456,696	43,472,647
Rolls-Royce Holdings PLC(a)	40,376,239	55,764,438
Rotork PLC	4,197,932	21,051,466
Royal Mail PLC	3,915,920	27,436,391
RWS Holdings PLC	1,392,477	10,964,858
S4 Capital PLC(a)	1,367,335	13,190,142
Sabre Insurance Group PLC(c)	622,367	2,005,676
Safestore Holdings PLC	1,257,461	18,457,527
Saga PLC(a)	504,712	2,483,520
Sage Group PLC (The)	5,364,584	52,290,690
Sanne Group PLC	771,189	9,047,287
Savills PLC	855,041	13,656,075
Schroders PLC	604,942	30,721,461
Secure Income REIT PLC	1,322,828	7,230,658
Segro PLC	5,883,236	99,451,625
Senior PLC(a)	2,455,054	5,528,294
Serco Group PLC	6,393,492	12,569,209
Severn Trent PLC	1,176,152	45,718,874
Shaftesbury PLC	1,186,704	9,727,544
SIG PLC(a)	3,404,952	2,155,939
Smart Metering Systems PLC	563,136	7,068,319
Smith & Nephew PLC	4,274,117	87,220,958
Smiths Group PLC	1,919,406	41,471,399
Softcat PLC	711,590	19,119,510
SolGold PLC(a)(b)	1,741,377	664,432

Security	Shares		Value

United Kingdom (continued)
Spectris PLC	560,295		$27,811,015
Spirax-Sarco Engineering PLC	362,128		75,448,900
Spire Healthcare Group PLC(a)(c)	430,873		1,328,456
Spirent Communications PLC	3,233,660		11,470,705
SSE PLC	5,063,359		101,517,735
SSP Group PLC(a)	3,808,287		13,810,249
St. James’s Place PLC	2,566,384		56,542,527
St. Modwen Properties PLC	1,175,547		9,134,124
Stagecoach Group PLC(a)	2,299,009		2,385,534
Standard Chartered PLC	12,935,881		77,548,091
SThree PLC	608,752		4,236,162
Strix Group PLC	135,485		641,244
Sumo Group PLC(a)	534,571		3,596,382
Synthomer PLC	1,715,796		12,620,143
Tate & Lyle PLC	2,247,315		23,054,815
Taylor Wimpey PLC	17,415,751		39,817,048
TBC Bank Group PLC(a)	197,097		3,325,935
Team17 Group PLC(a)	513,966		6,213,816
Telecom Plus PLC	404,802		5,773,047
Tesco PLC	37,581,175		121,665,387
TI Fluid Systems PLC(c)	419,737		1,807,770
TORM PLC, Class A(b)	157,809		1,353,753
TP ICAP Group PLC	4,144,355		11,270,150
Trainline PLC(a)(c)	2,278,996		10,719,857
Travis Perkins PLC(a)	1,048,439		24,797,738
Tritax Big Box REIT PLC	8,178,030		23,925,305
Tullow Oil PLC(a)(b)	5,831,226		3,634,417
UK Commercial Property REIT Ltd.	633,446		714,108
Ultra Electronics Holdings PLC	375,518		16,535,424
Unilever PLC	12,773,974		735,162,300
UNITE Group PLC (The)	1,600,780		25,755,366
United Utilities Group PLC	3,295,217		49,064,094
Vectura Group PLC	3,663,792		7,730,679
Vesuvius PLC	1,165,140		8,642,864
Victoria PLC(a)	459,280		6,703,196
Victrex PLC	429,920		15,854,452
Virgin Money UK PLC(a)	6,737,655		18,707,429
Vistry Group PLC	1,129,200		18,717,349
Vodafone Group PLC	130,372,783		209,633,130
Volex PLC	565,717		2,756,147
Warehouse REIT PLC	440,853		946,142
Watkin Jones PLC	242,089		784,054
Weir Group PLC (The)(a)	1,266,034		30,486,687
WH Smith PLC(a)	686,574		15,484,862
Whitbread PLC(a)	969,980		40,996,938
Wickes Group PLC(a)	1,167,998		4,065,290
Wm Morrison Supermarkets PLC	11,812,687		43,938,971
Workspace Group PLC	701,281		8,417,236
WPP PLC	5,940,783		76,832,332
Young & Co’s Brewery PLC, Series A(a)	107,361		2,417,557

			13,006,889,181

United States — 0.0%
Arko Corp.(a)	0	(f)	3

Total Common Stocks — 99.0% (Cost: $81,609,868,824)			98,117,505,113

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, NVS	265,670	$22,803,508
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	55,719	5,122,489
Fuchs Petrolub SE, Preference Shares, NVS	339,902	16,936,809
Henkel AG & Co. KGaA, Preference Shares, NVS	864,291	87,625,783
Jungheinrich AG, Preference Shares, NVS	268,450	14,767,921
Porsche Automobil Holding SE, Preference Shares, NVS	754,095	81,616,569
Sartorius AG, Preference Shares, NVS	129,810	78,523,712
Sixt SE, Preference Shares, NVS	73,837	6,118,449
STO SE & Co. KGaA, Preference Shares, NVS	8,465	2,148,903
Volkswagen AG, Preference Shares, NVS	894,019	217,756,629

		533,420,772

Italy — 0.0%
Danieli & C Officine Meccaniche SpA, Preference Shares	142,510	2,616,932
Telecom Italia SpA/Milano, Preference Shares, NVS	28,577,173	13,323,480

		15,940,412

Total Preferred Stocks — 0.5% (Cost: $419,747,530)		549,361,184

Warrants

Spain — 0.0%
Abengoa SA (Expires 03/31/25)(a)(b)	1,476,448	10,509

Total Warrants — 0.0% (Cost: $0)		10,509

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(g)(h)(i)	640,733,978	$641,054,345
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(g)(h)	26,470,000	26,470,000

		667,524,345

Total Short-Term Investments — 0.7% (Cost: $667,252,913)		667,524,345

Total Investments in Securities — 100.2% (Cost: $82,696,869,267)		99,334,401,151

Other Assets, Less Liabilities — (0.2)%		(241,855,821)

Net Assets — 100.0%		$99,092,545,330

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Rounds to less than 1.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$871,394,966	$—		$(229,793,198	)(a)	$(88,766)	$(458,657)	$641,054,345	640,733,978	$18,113,895	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,310,000	21,160,000	(a)	—		—	—	26,470,000	26,470,000	6,067		—

						$(88,766)	$(458,657)	$667,524,345		$18,119,962		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	631	09/09/21	$110,146	$(2,197,184)
ASX SPI 200 Index	397	09/16/21	53,287	381,255
Euro STOXX 50 Index	3,098	09/17/21	150,315	(700,673)
FTSE 100 Index	789	09/17/21	76,346	(994,933)

				$(3,511,535)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$381,255

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$3,892,790

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$118,337,170

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$5,511,393

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$421,445,032

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI EAFE ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,362,066,876	$94,755,438,212	$25	$98,117,505,113
Preferred Stocks	9,888,324	539,472,860	—	549,361,184
Warrants	—	10,509	—	10,509
Money Market Funds	667,524,345	—	—	667,524,345

	$4,039,479,545	$95,294,921,581	$25	$99,334,401,151

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$381,255	$—	$381,255
Liabilities
Futures Contracts	—	(3,892,790)	—	(3,892,790)

	$—	$(3,511,535)	$—	$(3,511,535)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments July 31, 2021	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.6%
BHP Group PLC	860,115	$27,847,372
Glencore PLC	4,076,028	18,306,053
Rio Tinto PLC	454,172	38,577,553

		84,730,978

Austria — 0.5%
ams AG(a)	113,179	2,162,715
ANDRITZ AG	30,918	1,702,192
BAWAG Group AG(b)	32,007	1,818,300
CA Immobilien Anlagen AG	35,307	1,554,279
Erste Group Bank AG	113,814	4,410,358
IMMOFINANZ AG(a)	37,608	891,754
Lenzing AG(a)	7,582	977,881
Oesterreichische Post AG(c)	17,895	944,643
OMV AG	63,680	3,438,322
Raiffeisen Bank International AG	63,953	1,512,152
S&T AG	25,100	637,006
Schoeller-Bleckmann Oilfield Equipment AG(a)	10,779	393,122
Telekom Austria AG	107,290	915,091
UNIQA Insurance Group AG	106,816	915,568
Verbund AG	28,803	2,656,780
voestalpine AG	47,827	2,109,919
Wienerberger AG	52,886	2,161,772

		29,201,854

Belgium — 1.5%
Ackermans & van Haaren NV	9,170	1,580,203
Aedifica SA	13,378	1,916,492
Ageas SA/NV	73,690	3,891,250
AGFA-Gevaert NV(a)	95,241	469,430
Anheuser-Busch InBev SA/NV	308,312	19,458,218
Barco NV	31,036	775,336
Befimmo SA	13,690	580,237
Bekaert SA	19,252	914,317
bpost SA(a)	46,215	518,983
Cofinimmo SA	10,676	1,725,255
D’ieteren Group	10,982	1,760,177
Econocom Group SA/NV	88,653	385,529
Elia Group SA/NV	14,114	1,668,146
Etablissements Franz Colruyt NV	21,543	1,224,883
Euronav NV	79,394	689,924
Fagron	34,344	712,372
Galapagos NV(a)(c)	19,820	1,201,053
Gimv NV	7,807	498,244
Groupe Bruxelles Lambert SA(c)	45,882	5,338,334
Intervest Offices & Warehouses NV	21,022	619,853
KBC Ancora	19,496	861,788
KBC Group NV	101,266	8,154,208
Kinepolis Group NV(a)	7,448	386,827
Melexis NV	8,950	997,564
Montea NV	5,136	688,461
Ontex Group NV(a)	33,785	375,804
Proximus SADP	57,365	1,178,866
Sofina SA	5,947	2,788,451
Solvay SA	29,656	3,960,751
Telenet Group Holding NV	17,308	649,594
UCB SA	50,144	5,423,439
Umicore SA	79,714	4,947,588
Warehouses De Pauw CVA	58,256	2,505,489

		78,847,066

Security	Shares	Value

Denmark — 4.0%
ALK-Abello A/S(a)	3,725	$1,836,453
Ambu A/S, Class B	67,507	2,497,533
AP Moller - Maersk A/S, Class A	1,273	3,403,244
AP Moller - Maersk A/S, Class B, NVS	2,497	6,929,730
Bavarian Nordic A/S(a)(c)	27,646	1,122,029
Carlsberg A/S, Class B	41,492	7,667,116
Chemometec A/S	8,172	1,308,255
Chr Hansen Holding A/S	40,874	3,676,118
Coloplast A/S, Class B	48,455	8,860,653
Danske Bank A/S	268,413	4,704,209
Demant A/S(a)	45,022	2,751,632
Dfds A/S(a)	17,578	970,880
DSV Panalpina A/S	84,331	20,556,934
FLSmidth & Co. A/S	19,307	715,593
Genmab A/S(a)	26,655	12,047,496
GN Store Nord A/S	53,039	4,647,987
H Lundbeck A/S	31,522	951,199
ISS A/S(a)	64,230	1,515,741
Jyske Bank A/S, Registered(a)	24,200	1,174,273
Netcompany Group A/S(b)	16,296	2,013,190
NKT A/S(a)	19,859	943,706
Novo Nordisk A/S, Class B	700,387	64,835,717
Novozymes A/S, Class B	82,938	6,516,007
Orsted A/S(b)	76,770	11,386,537
Pandora A/S	41,560	5,376,077
Per Aarsleff Holding A/S	14,157	610,137
Ringkjoebing Landbobank A/S	17,076	1,938,784
Rockwool International A/S, Class B	3,644	1,933,601
Royal Unibrew A/S	21,573	2,923,445
Scandinavian Tobacco Group A/S, Class A(b)	43,626	893,732
Schouw & Co. A/S	10,006	1,070,543
SimCorp A/S	16,355	2,272,463
Spar Nord Bank A/S	55,078	662,236
Sydbank A/S	30,996	948,932
Topdanmark A/S	19,719	1,004,156
Tryg A/S	146,362	3,617,302
Vestas Wind Systems A/S	409,276	15,091,863
Zealand Pharma A/S(a)	23,827	722,216

		212,097,719

Finland — 2.2%
Cargotec OYJ, Class B	18,852	1,013,393
Caverion OYJ	65,265	566,254
Elisa OYJ	57,760	3,712,304
Fortum OYJ	188,770	5,200,664
Huhtamaki OYJ	39,157	2,085,515
Kemira OYJ	53,624	903,698
Kesko OYJ, Class B	111,272	4,769,335
Kojamo OYJ	55,910	1,378,496
Kone OYJ, Class B	138,247	11,450,527
Konecranes OYJ	31,501	1,355,916
Metsa Board OYJ	97,320	1,075,794
Metso Outotec OYJ	257,474	2,923,390
Neles OYJ	45,010	696,246
Neste OYJ	174,089	10,701,385
Nokia OYJ(a)	2,201,525	13,526,917
Nokian Renkaat OYJ	57,601	2,429,350
Nordea Bank Abp	1,318,304	15,437,878
Orion OYJ, Class B	45,968	1,956,649
Outokumpu OYJ(a)	149,667	1,067,808
QT Group OYJ(a)	5,776	782,226

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Revenio Group OYJ	14,668	$1,190,291
Sampo OYJ, Class A	198,670	9,561,708
Sanoma OYJ	40,985	760,392
Stora Enso OYJ, Class R	236,523	4,683,552
TietoEVRY OYJ	46,003	1,547,282
Tokmanni Group Corp.	32,359	934,284
UPM-Kymmene OYJ	216,415	8,843,881
Uponor OYJ	36,625	1,168,010
Valmet OYJ	58,305	2,433,237
Wartsila OYJ Abp	192,758	2,903,802
YIT OYJ	106,685	646,894

		117,707,078

France — 15.6%
ABC arbitrage	19,143	162,592
Accor SA(a)	75,516	2,672,518
Aeroports de Paris(a)	11,979	1,452,053
Air France-KLM(a)(c)	137,910	640,034
Air Liquide SA	192,388	33,457,897
Airbus SE(a)	239,179	32,807,857
Albioma SA	12,745	509,278
ALD SA(b)	42,771	626,162
Alstom SA(a)	109,874	4,557,171
Alten SA	13,426	2,134,273
Amundi SA(b)	24,159	2,231,165
APERAM SA	22,296	1,397,315
Arkema SA	24,896	3,168,873
Atos SE	40,684	1,945,618
AXA SA	788,049	20,408,124
BioMerieux	17,007	2,027,853
BNP Paribas SA	458,079	27,933,260
Bollore SA	357,186	1,996,070
Bouygues SA	87,814	3,384,478
Bureau Veritas SA	118,244	3,904,858
Capgemini SE	66,123	14,292,663
Carrefour SA	245,535	4,560,633
Casino Guichard Perrachon SA(a)(c)	16,099	455,109
CGG SA(a)(c)	378,331	264,487
Cie. de Saint-Gobain	206,148	14,735,098
Cie. Generale des Etablissements Michelin SCA	69,016	11,273,232
Cie. Plastic Omnium SA	30,185	957,978
CNP Assurances	77,219	1,312,582
Coface SA(a)	67,574	848,244
Covivio	22,906	2,151,823
Credit Agricole SA	467,909	6,524,295
Danone SA	265,172	19,504,326
Dassault Aviation SA	1,149	1,368,059
Dassault Systemes SE	270,855	14,940,957
Edenred	98,668	5,732,210
Eiffage SA	32,692	3,332,774
Electricite de France SA	194,414	2,360,097
Elis SA(a)	89,335	1,602,026
Engie SA	734,864	9,799,636
EssilorLuxottica SA	115,538	21,811,597
Eurazeo SE	19,788	1,916,692
Eurofins Scientific SE	54,050	6,465,045
Eutelsat Communications SA	71,957	782,969
Faurecia SE	47,994	2,142,092
Fnac Darty SA	10,329	716,958
Gaztransport Et Technigaz SA	9,998	801,718
Gecina SA	19,239	3,051,133

Security	Shares	Value

France (continued)
Getlink SE	173,913	$2,785,840
Hermes International	12,852	19,647,827
ICADE	13,778	1,259,443
Iliad SA	6,008	1,294,754
Imerys SA	18,587	860,951
Interparfums SA	13,034	957,309
Ipsen SA	16,385	1,750,908
IPSOS	26,944	1,251,771
JCDecaux SA(a)	33,252	907,083
Kering SA	30,516	27,377,085
Klepierre SA	87,061	2,107,915
Korian SA	34,309	1,302,450
La Francaise des Jeux SAEM(b)	41,536	2,220,588
Lagardere SA(a)	15,947	444,799
Legrand SA	108,410	12,217,358
L’Oreal SA	102,581	46,930,142
LVMH Moet Hennessy Louis Vuitton SE	112,885	90,383,294
McPhy Energy SA(a)(c)	12,061	243,738
Neoen SA(a)(b)	16,625	720,974
Nexans SA	13,038	1,247,911
Nexity SA	24,575	1,237,944
Orange SA	811,348	9,029,600
Orpea SA	20,612	2,617,464
Pernod Ricard SA	84,788	18,713,263
Publicis Groupe SA	94,754	5,981,879
Quadient SA	21,234	623,171
Remy Cointreau SA	9,831	2,159,586
Renault SA(a)	77,639	2,948,779
Rexel SA	104,190	2,199,650
Rubis SCA	37,923	1,521,288
Safran SA	137,758	18,028,985
Sanofi	461,478	47,566,017
Sartorius Stedim Biotech	11,443	6,532,164
Schneider Electric SE	218,918	36,666,208
SCOR SE	63,668	1,778,032
SEB SA	11,338	1,883,901
SES SA	165,954	1,279,402
Societe BIC SA	11,675	791,516
Societe Generale SA	328,508	9,620,587
Sodexo SA(a)	34,739	2,959,952
SOITEC(a)	8,787	2,106,661
Solutions 30 SE(a)(c)	32,005	268,419
Sopra Steria Group SACA	7,471	1,485,075
SPIE SA	55,532	1,315,359
Suez SA	145,510	3,394,253
Teleperformance	24,522	10,343,295
Thales SA	43,227	4,536,878
TotalEnergies SE	1,013,547	44,197,450
Trigano SA	4,939	1,068,309
Ubisoft Entertainment SA(a)	38,573	2,445,289
Unibail-Rodamco-Westfield(a)	51,358	4,274,824
Valeo	94,045	2,719,388
Valneva SE(a)	38,802	545,820
Veolia Environnement SA	220,817	7,242,229
Verallia SA(b)	16,824	623,865
Vicat SA	17,503	882,330
Vinci SA	216,348	22,905,719
Virbac SA	2,130	860,273
Vivendi SE	294,966	9,965,851
Wendel SE	11,595	1,627,530

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Worldline SA(a)(b)	98,230	$9,194,330

		823,176,557

Germany — 12.5%
Aareal Bank AG	26,876	677,753
adidas AG	77,357	28,076,984
ADLER Group SA(b)	37,697	914,931
AIXTRON SE	52,855	1,303,819
Allianz SE, Registered	167,096	41,533,941
alstria office REIT-AG	91,411	1,934,001
Amadeus Fire AG	3,469	697,098
Aroundtown SA	418,078	3,272,326
AURELIUS Equity Opportunities SE & Co. KGaA	16,120	500,061
Aurubis AG	16,211	1,641,700
BASF SE	371,063	29,157,544
Bayer AG, Registered	400,817	23,880,273
Bayerische Motoren Werke AG	134,091	13,332,837
Bechtle AG	11,574	2,389,830
Beiersdorf AG	40,681	4,831,831
Bilfinger SE	17,708	544,615
Brenntag SE	62,140	6,206,500
CANCOM SE	19,435	1,221,400
Carl Zeiss Meditec AG, Bearer	16,967	3,778,765
Commerzbank AG(a)	426,451	2,746,320
CompuGroup Medical SE & Co. KgaA	13,119	1,052,797
Continental AG(a)	45,301	6,153,918
Covestro AG(b)	78,567	5,061,379
CropEnergies AG	15,665	184,460
CTS Eventim AG & Co. KGaA(a)	27,414	1,862,647
Daimler AG, Registered	348,676	31,115,644
Delivery Hero SE(a)(b)	65,094	9,731,068
Dermapharm Holding SE	11,374	909,844
Deutsche Bank AG, Registered(a)	837,320	10,555,470
Deutsche Boerse AG	77,249	12,890,072
Deutsche EuroShop AG	26,359	625,591
Deutsche Lufthansa AG, Registered(a)(c)	131,194	1,481,753
Deutsche Pfandbriefbank AG(b)	65,414	720,574
Deutsche Post AG, Registered	404,094	27,385,920
Deutsche Telekom AG, Registered	1,357,775	28,179,463
Deutsche Wohnen SE	138,939	8,674,256
Draegerwerk AG & Co. KGaA	6,635	591,638
Duerr AG	26,864	1,283,634
E.ON SE	911,753	11,208,640
Eckert & Ziegler Strahlen- und Medizintechnik AG	9,868	1,357,300
Encavis AG(c)	53,978	987,870
Evonik Industries AG	83,012	2,886,336
Evotec SE(a)	55,164	2,287,346
flatexDEGIRO AG(a)(c)	4,991	603,117
Fraport AG Frankfurt Airport Services Worldwide(a)	16,591	1,091,253
Freenet AG	58,175	1,391,388
Fresenius Medical Care AG & Co. KGaA	81,244	6,403,749
Fresenius SE & Co. KGaA	169,624	8,915,431
GEA Group AG	64,065	2,840,664
Gerresheimer AG	13,818	1,442,794
Grand City Properties SA	45,086	1,197,500
GRENKE AG(c)	13,223	575,825
Hannover Rueck SE	23,283	3,913,485
HeidelbergCement AG	59,529	5,275,323
HelloFresh SE(a)	69,177	6,484,609
Henkel AG & Co. KGaA	43,586	3,963,054
Hochtief AG(c)	9,223	731,820

Security	Shares	Value

Germany (continued)
Hornbach Holding AG & Co. KGaA	5,953	$668,879
Hugo Boss AG(c)	27,730	1,661,269
Hypoport SE(a)	1,665	1,003,177
Indus Holding AG	15,334	646,488
Infineon Technologies AG	534,600	20,429,274
Jenoptik AG	26,119	896,367
K+S AG, Registered(a)	88,714	1,272,559
KION Group AG	30,645	3,254,314
Knorr-Bremse AG	28,379	3,213,628
Krones AG	7,548	744,191
LANXESS AG	35,012	2,535,691
LEG Immobilien SE	29,127	4,603,426
Merck KGaA	53,432	10,937,743
METRO AG	50,868	659,398
MorphoSys AG(a)(c)	16,831	937,659
MTU Aero Engines AG	22,066	5,519,530
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	56,174	15,157,090
Nemetschek SE	25,075	2,212,814
Nordex SE(a)	52,506	1,009,818
Norma Group SE	16,530	875,312
PATRIZIA AG	24,198	616,711
Pfeiffer Vacuum Technology AG	2,516	513,949
ProSiebenSat.1 Media SE	73,308	1,392,774
Puma SE	42,965	5,270,490
Rational AG	2,031	2,211,601
Rheinmetall AG	18,413	1,766,908
RWE AG	260,049	9,246,215
Salzgitter AG(a)	19,466	757,896
SAP SE	424,205	60,878,183
Scout24 AG(b)	36,496	3,125,305
Siemens AG, Registered	310,967	48,521,117
Siemens Healthineers AG(b)	110,810	7,315,821
Siltronic AG(c)	8,184	1,335,857
Sirius Real Estate Ltd.	406,726	672,161
Sixt SE(a)(c)	7,903	1,099,509
Software AG	25,951	1,254,105
Stabilus SA	13,821	1,097,217
Stratec SE	4,310	668,746
Stroeer SE & Co. KGaA	14,940	1,181,684
Suedzucker AG	33,275	500,872
Symrise AG	51,455	7,586,983
TAG Immobilien AG	59,179	1,962,635
TeamViewer AG(a)(b)	67,948	2,284,513
Telefonica Deutschland Holding AG	447,693	1,206,782
thyssenkrupp AG(a)	169,296	1,686,670
TUI AG(a)(c)	333,592	1,566,251
Uniper SE	47,315	1,847,317
United Internet AG, Registered	42,304	1,750,849
Varta AG(c)	8,262	1,433,131
Volkswagen AG	13,060	4,334,433
Vonovia SE	216,124	14,389,302
Vossloh AG	8,932	449,782
Wacker Chemie AG	7,411	1,090,188
Zalando SE(a)(b)	88,295	9,810,661
zooplus AG(a)	2,756	938,290

		660,663,696

Ireland — 1.2%
AIB Group PLC(a)	390,459	958,986
Bank of Ireland Group PLC(a)	428,468	2,273,107

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland (continued)
C&C Group PLC(a)	226,529	$745,625
Cairn Homes PLC(a)	543,398	721,958
CRH PLC	318,083	15,897,488
Dalata Hotel Group PLC(a)	105,129	480,715
Flutter Entertainment PLC, Class DI(a)	67,767	11,552,495
Glanbia PLC	95,619	1,641,506
Grafton Group PLC	107,903	1,925,052
Greencore Group PLC(a)	310,204	562,127
Hibernia REIT PLC	446,516	691,776
Kerry Group PLC, Class A	65,099	9,652,957
Kingspan Group PLC	63,918	6,950,688
Smurfit Kappa Group PLC	102,376	5,775,437
UDG Healthcare PLC	112,656	1,688,061

		61,517,978

Italy — 3.5%
A2A SpA	760,532	1,613,582
ACEA SpA	26,391	615,055
Amplifon SpA	54,783	2,705,430
Anima Holding SpA(b)	156,293	769,908
Ascopiave SpA	96,895	402,891
Assicurazioni Generali SpA	448,920	8,950,626
Atlantia SpA(a)	202,512	3,673,258
Autogrill SpA(a)(c)	96,830	679,368
Azimut Holding SpA	51,396	1,322,119
Banca Generali SpA(a)	29,126	1,208,276
Banca Mediolanum SpA	78,533	772,910
Banca Popolare di Sondrio SCPA	242,886	1,069,899
Banco BPM SpA	626,608	1,879,841
BPER Banca	449,936	877,155
Brembo SpA	78,186	1,092,660
Brunello Cucinelli SpA(a)	18,275	1,132,090
Buzzi Unicem SpA	34,826	920,558
Cerved Group SpA(a)	76,675	899,981
CNH Industrial NV	416,277	6,950,812
Credito Emiliano SpA	77,587	497,254
De’ Longhi SpA	31,068	1,373,826
DiaSorin SpA	9,621	1,952,625
Enav SpA(a)(b)	102,688	474,733
Enel SpA	3,287,035	30,291,761
Eni SpA	1,019,044	12,050,819
ERG SpA	33,338	1,041,169
Ferrari NV	51,085	11,133,362
FinecoBank Banca Fineco SpA(a)	249,072	4,459,988
Gruppo MutuiOnline SpA	15,532	916,635
GVS SpA(b)	35,113	537,246
Hera SpA	375,958	1,597,614
Immobiliare Grande Distribuzione SIIQ SpA(a)	74,154	356,887
Infrastrutture Wireless Italiane SpA(b)	147,798	1,669,552
Interpump Group SpA	32,874	2,054,937
Intesa Sanpaolo SpA	6,702,460	18,515,855
Iren SpA	319,029	970,937
Italgas SpA	255,591	1,730,019
Juventus Football Club SpA(a)(c)	537,369	467,485
Leonardo SpA(a)	163,345	1,283,678
Mediobanca Banca di Credito Finanziario SpA(a)	256,657	3,004,021
Moncler SpA	80,205	5,508,695
Nexi SpA(a)(b)	186,706	4,000,228
Pirelli & C SpA(b)	168,163	1,015,503
Poste Italiane SpA(b)	215,822	2,855,860
Prysmian SpA	104,678	3,753,059

Security	Shares	Value

Italy (continued)
Recordati Industria Chimica e Farmaceutica SpA	44,278	$2,738,667
Reply SpA	10,589	1,892,942
Saipem SpA(a)(c)	257,519	590,808
Salvatore Ferragamo SpA(a)	30,148	601,316
Snam SpA	826,986	5,002,296
Societa Cattolica Di Assicurazione SPA(a)	51,824	425,235
Tamburi Investment Partners SpA	48,504	474,423
Technogym SpA(b)	65,730	847,525
Telecom Italia SpA/Milano	4,052,870	1,774,797
Tenaris SA	196,693	2,004,094
Terna SPA	564,603	4,480,911
Tod’s SpA(a)(c)	6,262	393,181
UniCredit SpA	868,611	10,389,772
Unipol Gruppo SpA	218,988	1,163,798

		183,829,932

Netherlands — 8.6%
Aalberts NV	44,017	2,683,411
ABN AMRO Bank NV, CVA(a)(b)	163,543	1,906,358
Adyen NV(a)(b)	7,972	21,604,511
Aegon NV	730,411	3,109,797
AerCap Holdings NV(a)	54,683	2,898,199
Akzo Nobel NV	76,393	9,436,615
Alfen Beheer BV(a)(b)	10,536	1,062,593
Arcadis NV	34,725	1,537,815
ArcelorMittal SA	290,401	10,142,377
Argenx SE(a)	19,496	5,953,607
ASM International NV	19,684	6,986,049
ASML Holding NV	170,799	130,555,981
ASR Nederland NV	57,747	2,373,205
Basic-Fit NV(a)(b)	25,174	1,163,575
BE Semiconductor Industries NV	28,615	2,511,211
Boskalis Westminster	35,799	1,126,562
Corbion NV	27,430	1,501,642
Davide Campari-Milano NV	212,953	2,993,807
Euronext NV(b)	31,555	3,510,373
EXOR NV	43,912	3,607,623
Flow Traders(b)	14,838	603,382
Heineken Holding NV	46,937	4,617,330
Heineken NV	106,041	12,348,657
IMCD NV	23,217	4,022,625
ING Groep NV	1,587,382	20,367,210
InPost SA(a)	81,395	1,595,994
Intertrust NV(a)(b)	48,854	806,590
JDE Peet’s NV	30,672	1,032,596
Just Eat Takeaway.com NV(a)(b)	42,391	3,764,350
Just Eat Takeaway.com NV(a)(b)	30,410	2,692,657
Koninklijke Ahold Delhaize NV	425,614	13,230,141
Koninklijke DSM NV	69,936	14,097,792
Koninklijke KPN NV	1,392,403	4,568,991
Koninklijke Philips NV	370,468	17,082,071
Koninklijke Vopak NV	29,278	1,239,705
NN Group NV	117,436	5,838,491
NSI NV	16,126	670,488
OCI NV(a)	44,239	1,073,191
Pharming Group NV(a)(c)	417,014	474,822
PostNL NV	281,629	1,524,059
Prosus NV	198,624	17,720,913
QIAGEN NV(a)	92,456	4,955,004
Randstad NV	48,714	3,534,229
Rhi Magnesita NV	18,036	948,651

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Royal Dutch Shell PLC, Class A	1,659,453	$33,356,589
Royal Dutch Shell PLC, Class B	1,506,920	29,775,490
SBM Offshore NV	65,945	957,279
Shop Apotheke Europe NV(a)(b)	6,791	1,018,083
Signify NV(b)	54,089	3,029,998
Stellantis NV	834,353	15,999,981
Technip Energies NV(a)	53,471	724,687
TKH Group NV	20,579	1,094,061
TomTom NV(a)(c)	42,076	353,408
Wereldhave NV	29,443	486,022
Wolters Kluwer NV	108,764	12,399,460

		454,670,308

Norway — 1.4%
Adevinta ASA(a)	122,293	2,351,375
Aker ASA, Class A	14,343	1,099,681
Atea ASA	59,935	1,142,427
Austevoll Seafood ASA	70,902	893,881
Bakkafrost P/F	22,202	1,886,778
Bank Norwegian ASA	64,218	752,284
Borregaard ASA	55,576	1,446,841
BW Offshore Ltd.	82,137	278,626
DNB Bank ASA	383,021	7,849,226
Entra ASA(b)	55,580	1,355,096
Equinor ASA	408,493	7,957,111
Frontline Ltd./Bermuda(c)	34,325	275,483
Gjensidige Forsikring ASA	82,965	1,898,497
Hexagon Composites ASA(a)	76,722	284,346
Kahoot! ASA(a)	129,461	576,154
Kongsberg Gruppen ASA	55,282	1,583,329
Leroy Seafood Group ASA	146,053	1,330,627
Mowi ASA	182,300	4,644,963
NEL ASA(a)	498,076	951,218
Nordic Semiconductor ASA(a)	75,261	2,464,409
Norsk Hydro ASA	586,958	3,905,028
Orkla ASA	306,944	2,787,788
Salmar ASA	25,560	1,695,440
Scatec ASA(b)	57,221	1,229,416
Schibsted ASA, Class A	32,509	1,723,091
Schibsted ASA, Class B	43,920	2,030,270
SpareBank 1 SMN	60,470	839,148
SpareBank 1 SR-Bank ASA	118,201	1,547,341
Storebrand ASA	200,122	1,718,256
Subsea 7 SA	106,962	856,353
Telenor ASA	289,973	5,034,552
TGS ASA	67,552	772,862
Tomra Systems ASA	51,451	2,973,209
Veidekke ASA	61,644	794,033
Yara International ASA	72,517	3,822,119

		72,751,258

Portugal — 0.3%
Banco Comercial Portugues SA, Class R(a)	4,503,182	640,969
EDP - Energias de Portugal SA	1,130,916	5,866,027
EDP Renovaveis SA	117,064	2,749,569
Galp Energia SGPS SA	217,039	2,116,502
Jeronimo Martins SGPS SA	107,946	2,199,274
Navigator Co. SA (The)	211,225	760,726
NOS SGPS SA	142,258	527,186
REN - Redes Energeticas Nacionais SGPS SA	435,224	1,215,849

Security	Shares	Value

Portugal (continued)
Sonae SGPS SA	949,384	$937,230

		17,013,332

Spain — 3.6%
Acciona SA	10,709	1,641,832
Acerinox SA	73,397	981,158
ACS Actividades de Construccion y Servicios SA	96,982	2,550,946
Aena SME SA(a)(b)	30,525	4,861,007
Amadeus IT Group SA(a)	184,095	12,073,093
Applus Services SA	71,154	684,958
Banco Bilbao Vizcaya Argentaria SA	2,718,179	17,400,363
Banco de Sabadell SA(a)	2,359,495	1,640,436
Banco Santander SA	7,033,556	25,764,989
Bankinter SA	277,632	1,516,725
Befesa SA(b)	16,101	1,264,187
CaixaBank SA	1,830,239	5,435,642
Cellnex Telecom SA(b)	211,276	13,778,703
Cia. de Distribucion Integral Logista Holdings SA	29,330	632,236
Cie. Automotive SA	39,412	1,174,956
Corp Financiera Alba SA	12,479	700,878
Ebro Foods SA	33,743	684,472
Enagas SA	76,645	1,760,345
Endesa SA	128,737	3,127,100
Euskaltel SA(b)	59,525	773,902
Faes Farma SA	190,918	745,107
Ferrovial SA	193,300	5,736,208
Fluidra SA	43,074	1,746,164
Global Dominion Access SA(b)	89,111	475,946
Grifols SA	121,346	3,086,049
Grupo Catalana Occidente SA	24,861	930,452
Iberdrola SA	2,393,575	28,806,873
Indra Sistemas SA(a)	78,289	819,566
Industria de Diseno Textil SA	442,837	15,019,421
Inmobiliaria Colonial Socimi SA	135,081	1,440,555
Lar Espana Real Estate Socimi SA	59,425	374,317
Liberbank SA	1,081,670	363,501
Linea Directa Aseguradora SA Cia de Segurosy Reaseguros	292,681	590,060
Mapfre SA	447,218	921,328
Merlin Properties Socimi SA	156,565	1,756,039
Miquel y Costas & Miquel SA	27,299	530,440
Naturgy Energy Group SA	117,764	3,039,491
Neinor Homes SA(b)	38,866	565,665
Pharma Mar SA(c)	6,954	594,609
Prosegur Cia. de Seguridad SA	133,962	457,657
Red Electrica Corp. SA	130,938	2,593,719
Repsol SA	606,811	6,646,347
Sacyr SA	243,847	592,904
Siemens Gamesa Renewable Energy SA(a)	101,272	2,824,360
Solaria Energia y Medio Ambiente SA(a)	41,095	793,890
Tecnicas Reunidas SA(a)(c)	19,203	162,358
Telefonica SA	2,113,286	9,667,958
Viscofan SA	17,468	1,213,021
Zardoya Otis SA	74,489	504,796

		191,446,729

Sweden — 6.7%
AAK AB	76,674	1,827,866
AddTech AB, Class B	111,417	2,318,311
AFRY AB	47,742	1,626,974
Alfa Laval AB	129,053	5,389,369

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Arjo AB, Class B	109,491	$1,383,066
Assa Abloy AB, Class B	401,586	12,881,383
Atlas Copco AB, Class A	274,299	18,576,902
Atlas Copco AB, Class B	158,614	9,018,528
Avanza Bank Holding AB	56,327	1,824,363
Axfood AB	53,851	1,457,569
Beijer Ref AB	107,543	2,270,918
Betsson AB, Class B	57,786	465,193
BHG Group AB(a)	52,977	817,265
Bilia AB, Class A	39,616	850,036
BillerudKorsnas AB	91,888	1,987,747
Biotage AB	45,066	1,289,933
Boliden AB	113,942	4,440,543
Bonava AB, Class B	46,824	500,809
Bravida Holding AB(b)	109,034	1,687,111
Bure Equity AB	26,147	1,410,672
Castellum AB	98,296	2,752,984
Catena AB	15,663	940,682
CELLINK AB, Class B(a)	13,854	904,487
Corem Property Group AB, Class B	243,825	618,881
Dometic Group AB(b)	129,082	2,190,957
Electrolux AB, Series B	93,770	2,462,714
Electrolux Professional AB, Class B(a)	124,937	928,701
Elekta AB, Class B	152,580	2,226,982
Embracer Group AB(a)	98,525	2,549,974
Epiroc AB, Class A	275,931	6,427,709
Epiroc AB, Class B	158,527	3,185,040
EQT AB	100,464	4,842,578
Essity AB, Class B	247,498	8,097,570
Evolution AB(b)	69,815	12,147,825
Fabege AB	110,165	1,907,748
Fastighets AB Balder, Class B(a)	44,664	3,082,196
Fingerprint Cards AB, Class B(a)(c)	155,480	554,181
Fortnox AB	25,328	1,358,728
Getinge AB, Class B	98,497	4,280,387
Granges AB	60,418	798,705
H & M Hennes & Mauritz AB, Class B(a)	303,007	6,334,882
Hansa Biopharma AB(a)(c)	22,803	304,486
Hexagon AB, Class B	800,198	13,246,157
Hexpol AB	117,948	1,605,856
Holmen AB, Class B	43,314	2,280,141
Hufvudstaden AB, Class A	55,229	1,009,502
Husqvarna AB, Class B	177,354	2,481,826
ICA Gruppen AB	40,604	2,006,993
Industrivarden AB, Class A	45,987	1,834,875
Industrivarden AB, Class C	67,383	2,579,419
Indutrade AB	111,101	3,623,932
Instalco AB	23,846	1,284,140
Intrum AB	30,649	949,665
Investment AB Latour, Class B	63,313	2,474,397
Investor AB, Class B	738,705	18,293,675
JM AB	31,097	1,097,337
Kambi Group PLC(a)	13,720	590,216
Kindred Group PLC	106,499	1,743,232
Kinnevik AB, Class B	98,114	4,277,358
Kungsleden AB	100,533	1,357,039
L E Lundbergforetagen AB, Class B	31,592	2,254,340
Lifco AB, Class B	96,940	2,843,241
Lindab International AB	42,820	1,249,711
Loomis AB	34,249	1,148,609

Security	Shares	Value

Sweden (continued)
Lundin Energy AB	79,701	$2,484,628
Millicom International Cellular SA, SDR(a)	44,650	1,781,823
MIPS AB	13,247	1,398,895
Modern Times Group MTG AB, Class B(a)(c)	46,731	663,881
Munters Group AB(b)	82,432	755,528
Mycronic AB	36,506	1,072,136
NCC AB, Class B	44,387	788,735
Nibe Industrier AB, Class B	579,831	6,928,969
Nobia AB	78,764	645,608
Nolato AB, Class B	110,226	1,223,528
Nordic Entertainment Group AB, Class B(a)	32,870	1,755,290
Nordnet AB publ	44,575	719,236
Nyfosa AB	106,109	1,641,852
Pandox AB(a)	46,308	775,171
Paradox Interactive AB	20,119	405,026
Peab AB, Class B	91,947	1,072,243
PowerCell Sweden AB(a)	24,892	547,301
Ratos AB, Class B	134,906	956,265
Saab AB, Class B	36,389	1,104,145
Sagax AB, Class B	59,436	2,085,579
Samhallsbyggnadsbolaget i Norden AB	390,241	1,955,194
Sandvik AB	456,522	11,904,402
SAS AB(a)(c)	1,859,333	453,148
Scandic Hotels Group AB(a)(b)(c)	88,672	361,214
Securitas AB, Class B	126,046	2,222,623
Sinch AB.(a)(b)	194,212	3,916,426
Skandinaviska Enskilda Banken AB, Class A	659,542	8,920,266
Skanska AB, Class B	139,105	3,926,886
SKF AB, Class B	152,054	4,045,648
SSAB AB, Class A(a)	112,642	643,273
SSAB AB, Class B(a)	234,470	1,198,572
Stillfront Group AB(a)	145,874	1,112,533
Storytel AB(a)	23,751	615,268
Svenska Cellulosa AB SCA, Class B	251,967	4,686,621
Svenska Handelsbanken AB, Class A	593,269	6,685,728
Sweco AB, Class B	85,947	1,374,809
Swedbank AB, Class A	362,509	7,059,362
Swedish Match AB	663,819	5,944,477
Swedish Orphan Biovitrum AB(a)	89,969	1,758,287
Tele2 AB, Class B	210,283	3,088,849
Telefonaktiebolaget LM Ericsson, Class B	1,195,012	13,783,477
Telia Co. AB	1,047,849	4,596,188
Thule Group AB(b)	42,379	2,139,670
Trelleborg AB, Class B	105,942	2,618,846
Troax Group AB	24,237	877,030
Vitrolife AB	30,276	1,724,751
Volvo AB, Class A	81,185	1,973,965
Volvo AB, Class B	580,601	13,691,592
Wallenstam AB, Class B	82,165	1,379,707
Wihlborgs Fastigheter AB	68,448	1,594,744

		356,214,011

Switzerland — 14.9%
ABB Ltd., Registered	703,480	25,718,069
Adecco Group AG, Registered	63,894	3,826,365
Alcon Inc.	200,691	14,610,115
Allreal Holding AG, Registered	7,551	1,562,132
ALSO Holding AG, Registered	3,668	1,128,561
Arbonia AG	50,875	965,999
Aryzta AG(a)	523,764	697,214
Bachem Holding AG, Class B, Registered	2,627	1,739,345

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Baloise Holding AG, Registered	18,806	$2,965,151
Banque Cantonale Vaudoise, Registered	12,110	1,081,083
Barry Callebaut AG, Registered	1,380	3,497,798
Belimo Holding AG, Registered	3,964	2,047,292
BKW AG	10,694	1,178,034
Bossard Holding AG, Class A, Registered	3,184	1,031,372
Bucher Industries AG, Registered	3,522	1,960,059
Burckhardt Compression Holding AG	2,366	928,296
Bystronic AG, Registered	634	872,369
Cembra Money Bank AG	14,828	1,540,405
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	416	4,661,257
Chocoladefabriken Lindt & Spruengli AG, Registered	44	5,100,182
Cie. Financiere Richemont SA, Class A, Registered	212,660	27,213,927
Clariant AG, Registered	83,808	1,743,499
Coca-Cola HBC AG, Class DI	80,853	3,053,241
Comet Holding AG, Registered	4,033	1,320,581
Credit Suisse Group AG, Registered	1,006,554	10,105,095
Daetwyler Holding AG, Bearer	4,286	1,555,957
DKSH Holding AG	17,017	1,438,558
dormakaba Holding AG	1,485	1,027,283
Dufry AG, Registered(a)	26,203	1,386,342
Emmi AG, Registered	1,090	1,200,282
EMS-Chemie Holding AG, Registered	2,853	3,162,721
Flughafen Zurich AG, Registered(a)	9,374	1,506,283
Forbo Holding AG, Registered	524	1,121,543
Galenica AG(b)	25,930	1,968,425
Geberit AG, Registered	15,031	12,341,619
Georg Fischer AG, Registered	1,569	2,539,361
Givaudan SA, Registered	3,755	18,742,116
Helvetia Holding AG, Registered	15,327	1,667,027
Holcim Ltd.	212,738	12,470,945
Huber + Suhner AG, Registered	11,461	974,733
Idorsia Ltd.(a)(c)	54,178	1,338,313
Implenia AG, Registered(a)	7,645	203,056
Inficon Holding AG, Registered	732	881,877
Interroll Holding AG, Registered	276	1,261,401
Julius Baer Group Ltd.	91,113	6,013,636
Kardex Holding AG, Registered	3,769	1,013,703
Kuehne + Nagel International AG, Registered	22,010	7,424,700
Landis+Gyr Group AG	10,445	826,699
Logitech International SA, Registered	70,523	7,748,319
Lonza Group AG, Registered	30,351	23,632,058
Mobimo Holding AG, Registered	3,436	1,178,772
Nestle SA, Registered	1,172,935	148,528,352
Novartis AG, Registered	904,164	83,615,624
OC Oerlikon Corp. AG, Registered	104,858	1,186,940
Partners Group Holding AG	9,217	15,745,989
PSP Swiss Property AG, Registered	17,682	2,392,870
Relief Therapeutics Holding AG(a)(c)	1,015,451	235,608
Roche Holding AG, Bearer	13,156	5,646,893
Roche Holding AG, NVS	285,986	110,479,844
Schindler Holding AG, Participation Certificates, NVS	16,793	5,436,488
Schindler Holding AG, Registered	7,504	2,338,259
Schweiter Technologies AG, Bearer	496	776,429
SFS Group AG	8,505	1,268,450
SGS SA, Registered	2,465	7,978,402
Siegfried Holding AG, Registered	2,075	2,099,654
Siemens Energy AG(a)	161,682	4,398,532
SIG Combibloc Group AG	138,223	4,078,377

Security	Shares	Value

Switzerland (continued)
Sika AG, Registered	57,761	$20,347,491
Softwareone Holding AG	48,558	1,246,269
Sonova Holding AG, Registered	22,837	8,966,603
St. Galler Kantonalbank AG, Class A, Registered	1,381	642,230
Stadler Rail AG(c)	21,933	962,694
STMicroelectronics NV	275,380	11,332,919
Straumann Holding AG, Registered	4,276	7,927,782
Sulzer AG, Registered	10,503	1,541,195
Swatch Group AG (The), Bearer	11,686	3,898,249
Swatch Group AG (The), Registered	22,140	1,437,854
Swiss Life Holding AG, Registered	12,597	6,497,568
Swiss Prime Site AG, Registered	31,263	3,328,974
Swiss Re AG	122,683	11,122,503
Swisscom AG, Registered	10,346	6,217,964
Swissquote Group Holding SA, Registered	5,451	865,557
Tecan Group AG, Registered	5,004	2,885,652
Temenos AG, Registered	27,986	4,445,533
UBS Group AG, Registered	1,490,259	24,553,172
Valiant Holding AG, Registered	9,809	1,020,152
VAT Group AG(b)	11,263	4,421,344
Vifor Pharma AG	20,354	2,846,543
Vontobel Holding AG, Registered	14,723	1,298,167
VZ Holding AG	6,906	622,863
Zur Rose Group AG(a)	4,058	1,509,683
Zurich Insurance Group AG	61,156	24,656,553

		785,975,395

United Kingdom — 20.6%
3i Group PLC	393,747	6,998,143
888 Holdings PLC	175,152	904,508
Abcam PLC(a)	93,173	1,758,753
Abrdn PLC	850,640	3,355,718
Admiral Group PLC	78,810	3,722,868
Aggreko PLC	112,689	1,361,183
AJ Bell PLC	129,894	759,405
Anglo American PLC	529,572	23,467,434
Antofagasta PLC	159,691	3,315,702
AO World PLC(a)	156,037	488,440
Ascential PLC(a)	212,535	1,278,010
Ashmore Group PLC	173,768	917,663
Ashtead Group PLC	184,642	13,816,657
ASOS PLC(a)	29,230	1,545,593
Associated British Foods PLC	142,205	3,954,277
Assura PLC	1,205,182	1,308,200
Aston Martin Lagonda Global Holdings PLC(a)(b)	34,709	940,859
AstraZeneca PLC	629,041	72,283,021
Auto Trader Group PLC(a)(b)	399,162	3,616,471
Avast PLC(b)	283,151	2,281,852
AVEVA Group PLC	50,397	2,749,767
Aviva PLC	1,589,548	8,536,887
Avon Protection PLC	14,581	550,468
B&M European Value Retail SA	378,206	2,905,695
Babcock International Group PLC(a)	115,842	411,718
BAE Systems PLC	1,295,100	10,383,518
Balfour Beatty PLC	303,693	1,278,934
Barclays PLC	7,024,090	16,991,834
Barratt Developments PLC	421,573	4,119,890
Beazley PLC(a)	238,944	1,303,287
Bellway PLC	52,511	2,397,512
Berkeley Group Holdings PLC	50,528	3,401,947
Big Yellow Group PLC	75,405	1,521,885

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Blue Prism Group PLC(a)	47,883	$562,363
Bodycote PLC	85,099	1,067,204
boohoo Group PLC(a)	428,159	1,551,178
BP PLC	8,256,230	33,140,715
Breedon Group PLC(a)	674,281	1,010,357
Brewin Dolphin Holdings PLC	163,512	815,001
British American Tobacco PLC	881,941	32,801,495
British Land Co. PLC (The)	365,061	2,584,608
Britvic PLC	122,006	1,652,639
BT Group PLC(a)	3,716,466	8,951,983
Bunzl PLC	133,099	4,930,950
Burberry Group PLC	169,328	4,856,921
Burford Capital Ltd.	82,360	900,614
Bytes Technology Group PLC(a)	104,201	698,706
Cairn Energy PLC	299,474	530,997
Capita PLC(a)	712,152	348,885
Capital & Counties Properties PLC(a)	362,368	859,399
Carnival PLC(a)	72,043	1,426,003
Centamin PLC	543,761	809,326
Centrica PLC(a)	2,393,776	1,510,541
Ceres Power Holdings PLC(a)	52,493	735,656
Cineworld Group PLC(a)(c)	478,330	421,931
Clinigen Group PLC	61,009	508,391
Close Brothers Group PLC	62,281	1,335,785
CMC Markets PLC(b)	73,958	462,608
Coats Group PLC	785,235	765,126
Coca-Cola Europacific Partners PLC	84,341	5,234,202
Compass Group PLC(a)	722,051	15,256,853
Computacenter PLC	39,319	1,486,335
ConvaTec Group PLC(b)	666,635	2,195,170
Countryside Properties PLC(a)(b)	215,832	1,577,282
Cranswick PLC	25,113	1,411,038
Crest Nicholson Holdings PLC(a)	118,817	685,066
Croda International PLC	59,170	6,926,514
CVS Group PLC(a)	41,920	1,399,855
DCC PLC	40,455	3,387,028
Dechra Pharmaceuticals PLC	43,875	3,031,019
Derwent London PLC	42,992	2,167,756
Diageo PLC	947,729	46,994,333
Dialog Semiconductor PLC(a)	31,554	2,427,021
Diploma PLC	50,268	2,064,976
Direct Line Insurance Group PLC	553,177	2,286,683
Diversified Energy Co. PLC	401,083	587,105
Dixons Carphone PLC(a)	562,740	1,009,404
Domino’s Pizza Group PLC	196,339	1,142,953
Dr. Martens PLC(a)	170,108	1,023,830
Draper Esprit PLC(a)	62,791	874,541
Drax Group PLC	207,098	1,160,102
DS Smith PLC	561,822	3,300,361
Dunelm Group PLC	56,803	1,046,615
easyJet PLC(a)	81,728	958,987
Electrocomponents PLC	196,560	2,776,946
Elementis PLC(a)	295,717	586,153
Energean PLC(a)	62,793	565,589
Entain PLC(a)	238,419	6,012,042
Essentra PLC	179,586	707,563
Eurasia Mining PLC(a)	1,033,203	301,592
Euromoney Institutional Investor PLC	57,328	810,205
Evraz PLC	231,142	1,974,848
Experian PLC	370,946	16,331,196

Security	Shares	Value

United Kingdom (continued)
Ferguson PLC	91,440	$12,818,891
Ferrexpo PLC	135,600	906,367
Fevertree Drinks PLC	47,343	1,573,441
Firstgroup PLC(a)	575,983	660,789
Forterra PLC(b)	121,055	508,165
Frasers Group PLC(a)	119,249	999,155
Future PLC	50,244	2,409,453
Games Workshop Group PLC	14,059	2,221,928
Gamesys Group PLC	35,981	921,295
Gamma Communications PLC	39,861	1,147,473
GB Group PLC	106,881	1,292,513
Genuit Group PLC	122,078	1,083,744
Genus PLC	27,957	2,142,219
GlaxoSmithKline PLC	2,045,094	40,377,991
Grainger PLC	332,779	1,399,560
Great Portland Estates PLC	107,168	1,134,219
Greatland Gold PLC(a)	2,079,195	520,215
Greggs PLC(a)	47,421	1,817,067
Halfords Group PLC(a)	112,388	555,829
Halma PLC	153,826	6,174,727
Hammerson PLC	1,395,851	716,071
Hargreaves Lansdown PLC	137,331	3,114,771
Hays PLC(a)	731,397	1,504,631
Helical PLC	93,204	588,540
Hikma Pharmaceuticals PLC	73,342	2,696,891
Hill & Smith Holdings PLC	45,974	1,037,799
Hiscox Ltd.(a)	151,910	1,844,680
Hochschild Mining PLC	176,950	379,099
HomeServe PLC	122,852	1,596,647
Howden Joinery Group PLC	247,903	3,089,261
HSBC Holdings PLC	8,266,206	45,631,060
Hunting PLC	109,030	317,933
Ibstock PLC(b)	165,347	491,301
IG Design Group PLC	54,983	398,946
IG Group Holdings PLC	152,247	1,886,133
IMI PLC	118,233	2,892,558
Imperial Brands PLC	384,740	8,237,399
Inchcape PLC	171,986	2,031,454
Indivior PLC(a)	345,737	792,948
Informa PLC(a)	626,950	4,307,973
IntegraFin Holdings PLC	151,395	1,116,444
InterContinental Hotels Group PLC(a)	75,184	4,965,424
Intermediate Capital Group PLC	121,817	3,671,017
Intertek Group PLC	66,461	4,761,661
Investec PLC	311,333	1,182,789
IP Group PLC	518,528	829,676
ITM Power PLC(a)	185,252	1,055,065
ITV PLC(a)	1,536,396	2,389,020
IWG PLC(a)	341,630	1,488,407
J D Wetherspoon PLC(a)	44,510	702,212
J Sainsbury PLC	714,683	2,814,299
JD Sports Fashion PLC	225,603	2,811,056
JET2 PLC(a)	71,152	1,225,079
John Laing Group PLC(b)	227,707	1,268,088
John Wood Group PLC(a)	293,887	890,234
Johnson Matthey PLC	77,926	3,221,016
Jupiter Fund Management PLC	198,080	744,434
Just Group PLC(a)	534,845	741,302
Kainos Group PLC	45,303	1,087,513
Keywords Studios PLC(a)	38,326	1,561,969

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Kingfisher PLC	876,537	$4,502,268
Lancashire Holdings Ltd.	117,365	1,038,659
Land Securities Group PLC	284,914	2,804,231
Learning Technologies Group PLC	306,708	914,892
Legal & General Group PLC	2,412,130	8,737,862
Liontrust Asset Management PLC	39,845	1,158,941
Lloyds Banking Group PLC	28,674,926	18,130,207
London Stock Exchange Group PLC	130,570	13,614,703
LondonMetric Property PLC	433,136	1,496,343
M&G PLC	1,092,580	3,421,131
Man Group PLC	620,566	1,707,492
Marks & Spencer Group PLC(a)	823,995	1,551,195
Marshalls PLC	95,589	969,641
Marston’s PLC(a)	326,703	380,550
Mediclinic International PLC(a)	137,424	531,960
Meggitt PLC(a)	318,034	2,072,712
Melrose Industries PLC	2,034,419	4,521,030
Micro Focus International PLC	159,682	889,704
Mitchells & Butlers PLC(a)	134,092	519,724
Mitie Group PLC(a)	576,925	508,421
Mondi PLC	194,020	5,378,961
Moneysupermarket.com Group PLC	242,152	854,634
National Express Group PLC(a)	268,830	1,016,393
National Grid PLC	1,442,723	18,446,824
Natwest Group PLC	1,950,498	5,474,494
Network International Holdings PLC(a)(b)	210,802	998,195
Next PLC(a)	56,038	6,138,601
Ninety One PLC	195,369	618,078
NMC Health PLC(a)(d)	42,009	1
Ocado Group PLC(a)	200,843	5,175,227
OSB Group PLC	244,793	1,646,870
Pagegroup PLC(a)	158,186	1,352,254
Paragon Banking Group PLC	153,730	1,180,609
Pearson PLC	313,770	3,781,075
Penno Group PLC	115,440	2,048,426
Persimmon PLC	131,296	5,296,167
Petrofac Ltd.(a)	104,117	149,389
Petropavlovsk PLC(a)	1,149,107	342,133
Pets at Home Group PLC	222,953	1,448,487
Phoenix Group Holdings PLC	264,260	2,490,342
Playtech PLC(a)	158,785	816,632
Plus500 Ltd.	42,197	821,208
Primary Health Properties PLC	554,029	1,260,355
Provident Financial PLC(a)	124,844	491,442
Prudential PLC	1,055,776	19,826,235
QinetiQ Group PLC	255,624	1,168,686
Quilter PLC(b)	721,270	1,607,813
Rathbone Brothers PLC	25,925	675,444
Reckitt Benckiser Group PLC	290,173	22,198,139
Redde Northgate PLC	142,135	835,602
Redrow PLC	123,302	1,101,640
RELX PLC	786,182	23,109,259
Renishaw PLC	17,288	1,229,754
Rentokil Initial PLC	751,347	5,918,724
Restaurant Group PLC (The)(a)	375,561	599,291
Rightmove PLC	362,605	3,537,015
Rolls-Royce Holdings PLC(a)	3,418,696	4,721,630
Rotork PLC	368,150	1,846,170
Royal Mail PLC	343,468	2,406,465
RWS Holdings PLC	129,924	1,023,068

Security	Shares	Value

United Kingdom (continued)
S4 Capital PLC(a)	151,421	$1,460,699
Safestore Holdings PLC	112,902	1,657,222
Sage Group PLC (The)	445,318	4,340,688
Sanne Group PLC	70,040	821,682
Savills PLC	72,823	1,163,074
Schroders PLC	49,724	2,525,191
Segro PLC	481,992	8,147,708
Senior PLC(a)	259,254	583,789
Serco Group PLC	527,945	1,037,907
Severn Trent PLC	94,021	3,654,744
Shaftesbury PLC	92,915	761,635
Smart Metering Systems PLC	53,828	675,633
Smith & Nephew PLC	355,761	7,259,936
Smiths Group PLC	157,697	3,407,260
Softcat PLC	57,545	1,546,160
Spectris PLC	49,786	2,471,197
Spirax-Sarco Engineering PLC	29,679	6,183,581
Spire Healthcare Group PLC(a)(b)	266,640	822,097
Spirent Communications PLC	310,839	1,102,634
SSE PLC	423,413	8,489,212
SSP Group PLC(a)	322,155	1,168,253
St. James’s Place PLC	213,867	4,711,914
St. Modwen Properties PLC	120,527	936,507
Stagecoach Group PLC(a)	231,779	240,502
Standard Chartered PLC	1,125,216	6,745,451
Synthomer PLC	173,716	1,277,728
Tate & Lyle PLC	193,778	1,987,935
Taylor Wimpey PLC	1,476,806	3,376,372
Telecom Plus PLC	40,501	577,601
Tesco PLC	3,148,808	10,193,959
TP ICAP Group PLC	332,194	903,368
Trainline PLC(a)(b)	222,119	1,044,795
Travis Perkins PLC(a)	90,254	2,134,693
Tritax Big Box REIT PLC	700,368	2,048,968
Ultra Electronics Holdings PLC	33,270	1,464,999
Unilever PLC	1,069,427	61,547,206
UNITE Group PLC (The)	151,841	2,443,009
United Utilities Group PLC	278,863	4,152,127
Vectura Group PLC	396,192	835,974
Vesuvius PLC	102,808	762,617
Victoria PLC(a)	37,367	545,372
Victrex PLC	37,667	1,389,072
Virgin Money UK PLC(a)	588,911	1,635,140
Vistry Group PLC	98,526	1,633,143
Vodafone Group PLC	10,837,107	17,425,544
Weir Group PLC (The)(a)	112,040	2,697,975
WH Smith PLC(a)	60,461	1,363,626
Whitbread PLC(a)	82,814	3,500,196
Wickes Group PLC(a)	140,168	487,863
Wm Morrison Supermarkets PLC	977,295	3,635,188
Workspace Group PLC	71,226	854,901
WPP PLC	507,601	6,564,820

		1,089,218,750

Total Common Stocks — 98.7% (Cost: $4,650,460,076)		5,219,062,641

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Germany — 0.9%
Bayerische Motoren Werke AG, Preference Shares, NVS	23,855	$2,047,569
Fuchs Petrolub SE, Preference Shares, NVS	31,336	1,561,426
Henkel AG & Co. KGaA, Preference Shares, NVS	72,334	7,333,553
Jungheinrich AG, Preference Shares, NVS	23,703	1,303,945
Porsche Automobil Holding SE, Preference Shares, NVS	62,001	6,710,440
Sartorius AG, Preference Shares, NVS	10,677	6,458,652
Sixt SE, Preference Shares, NVS	6,652	551,213
Volkswagen AG, Preference Shares, NVS	75,620	18,418,799

		44,385,597

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	2,701,604	1,259,563

Total Preferred Stocks — 0.9% (Cost: $38,987,954)		45,645,160

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	26,349,659	26,362,834

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	640,000	$640,000

		27,002,834

Total Short-Term Investments — 0.5% (Cost: $26,993,859)		27,002,834

Total Investments in Securities — 100.1% (Cost: $4,716,441,889)		5,291,710,635

Other Assets, Less Liabilities — (0.1)%		(4,536,528)

Net Assets — 100.0%		$5,287,174,107

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$52,094,464	$—		$(25,706,816	)(a)	$(3,832)	$(20,982)	$26,362,834	26,349,659	$907,452	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	300,000	340,000	(a)	—		—	—	640,000	640,000	397		—

						$(3,832)	$(20,982)	$27,002,834		$907,849		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	284	09/17/21	$13,779	$(31,072)
FTSE 100 Index	73	09/17/21	7,064	(90,800)

				$(121,872)

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Europe ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$121,872

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$4,784,433

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$405,955

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$20,078,286

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$214,357,761	$5,004,704,879	$1	$5,219,062,641
Preferred Stocks	—	45,645,160	—	45,645,160
Money Market Funds	27,002,834	—	—	27,002,834

	$241,360,595	$5,050,350,039	$1	$5,291,710,635

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(121,872)	$—	$(121,872)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.4%
Abacus Property Group	156,693	$365,176
Adbri Ltd.	97,088	252,876
Afterpay Ltd.(a)	61,845	4,396,088
AGL Energy Ltd.	149,720	792,862
ALS Ltd.	173,620	1,630,539
Altium Ltd.	44,947	1,122,554
Alumina Ltd.	1,014,693	1,244,347
AMP Ltd.	820,642	628,675
Ampol Ltd.	74,519	1,551,349
Ansell Ltd.	26,774	774,151
APA Group	339,716	2,383,782
Appen Ltd.	41,326	346,284
ARB Corp. Ltd.	22,550	775,690
Aristocrat Leisure Ltd.	157,805	4,835,964
ASX Ltd.	56,303	3,189,541
Atlas Arteria Ltd.	263,059	1,215,284
Aurizon Holdings Ltd.	488,703	1,386,892
AusNet Services Ltd.	787,231	1,052,827
Australia & New Zealand Banking Group Ltd.	772,814	15,733,393
Bank of Queensland Ltd.	108,859	721,549
Bapcor Ltd.	99,409	597,800
Beach Energy Ltd.	552,688	486,157
Bega Cheese Ltd.	168,071	637,023
Bellevue Gold Ltd.(a)(b)	675,518	489,721
Bendigo & Adelaide Bank Ltd.	181,667	1,379,086
BHP Group Ltd.	800,149	31,428,898
BHP Group PLC	570,119	18,458,364
BlueScope Steel Ltd.	171,678	3,044,421
Boral Ltd.(a)(b)	281,360	1,487,048
Brambles Ltd.	415,010	3,553,179
Bravura Solutions Ltd.	129,046	321,991
Breville Group Ltd.	37,538	892,386
BWP Trust	149,434	451,401
carsales.com Ltd.	43,338	698,825
Chalice Mining Ltd.(a)	189,060	1,006,092
Challenger Ltd.	169,076	707,662
Charter Hall Group	169,316	2,023,299
Charter Hall Long Wale REIT	249,120	899,587
Charter Hall Retail REIT	137,541	375,029
CIMIC Group Ltd.	67,389	1,021,843
Cleanaway Waste Management Ltd.	755,964	1,416,649
Cochlear Ltd.	15,825	2,863,041
Coles Group Ltd.	340,498	4,382,053
Commonwealth Bank of Australia	480,820	35,247,983
Computershare Ltd.	170,981	1,965,887
Corporate Travel Management Ltd.(a)	31,963	510,259
Credit Corp. Group Ltd.	28,077	577,986
Cromwell Property Group	403,585	259,461
Crown Resorts Ltd.(a)	127,640	809,795
CSL Ltd.	123,890	26,375,014
CSR Ltd.	133,120	546,074
De Grey Mining Ltd.(a)	905,669	831,685
Deterra Royalties Ltd.	250,111	859,237
Dexus/AU	338,407	2,556,344
Domino’s Pizza Enterprises Ltd.	16,522	1,421,556
Downer EDI Ltd.	249,913	972,279
Eagers Automotive Ltd.	53,139	620,561
EML Payments Ltd.(a)	140,252	367,926

Security	Shares	Value

Australia (continued)
Endeavour Group Ltd./Australia(a)	357,397	$1,738,889
Evolution Mining Ltd.	439,810	1,337,583
Flight Centre Travel Group Ltd.(a)(b)	43,818	484,593
Fortescue Metals Group Ltd.	464,906	8,495,043
GDI Property Group	148,943	123,511
Glencore PLC	2,730,905	12,264,904
Gold Road Resources Ltd.	364,769	352,077
Goodman Group	462,960	7,700,025
GPT Group (The)	597,438	2,048,438
GrainCorp Ltd., Class A	81,524	314,202
Growthpoint Properties Australia Ltd.	114,238	330,228
Harvey Norman Holdings Ltd.	160,189	669,016
Healius Ltd.	159,858	573,504
IDP Education Ltd.	43,291	897,045
IGO Ltd.	182,228	1,243,330
Iluka Resources Ltd.	136,280	993,462
Incitec Pivot Ltd.	666,083	1,313,019
Insurance Australia Group Ltd.	643,471	2,294,716
InvoCare Ltd.	52,182	410,718
IOOF Holdings Ltd.	195,603	601,632
IPH Ltd.	91,989	547,039
IRESS Ltd.	59,114	613,489
James Hardie Industries PLC	120,305	4,058,915
JB Hi-Fi Ltd.	41,939	1,481,019
Lendlease Corp. Ltd.	174,263	1,564,150
Link Administration Holdings Ltd.	127,952	456,493
Lynas Rare Earths Ltd.(a)	276,711	1,495,629
Macquarie Group Ltd.	93,914	10,844,103
Magellan Financial Group Ltd.	42,748	1,542,310
Medibank Pvt Ltd.	854,158	2,083,192
Megaport Ltd.(a)	54,366	665,250
Mesoblast Ltd.(a)(b)	147,453	205,189
Metcash Ltd.	276,705	819,167
Mineral Resources Ltd.	49,618	2,295,784
Mirvac Group	1,159,760	2,434,221
Monadelphous Group Ltd.	26,729	212,171
Nanosonics Ltd.(a)	80,283	314,250
National Australia Bank Ltd.	875,070	16,687,359
National Storage REIT	331,728	520,653
Newcrest Mining Ltd.	220,051	4,253,045
NEXTDC Ltd.(a)	125,781	1,182,349
NIB Holdings Ltd.	287,741	1,517,339
Nine Entertainment Co. Holdings Ltd.	392,410	800,131
Northern Star Resources Ltd.	330,256	2,460,793
Oil Search Ltd.	522,601	1,460,663
Orica Ltd.	115,980	1,057,824
Origin Energy Ltd.	483,391	1,460,438
Orora Ltd.	256,004	678,502
OZ Minerals Ltd.	112,759	1,911,699
Pendal Group Ltd.	94,424	560,537
Perpetual Ltd.	18,527	512,043
Perseus Mining Ltd.(a)	472,936	577,975
Pilbara Minerals Ltd.(a)	753,348	980,257
PointsBet Holdings Ltd.(a)	63,412	527,265
PolyNovo Ltd.(a)	218,875	363,388
Premier Investments Ltd.	24,851	491,953
Pro Medicus Ltd.	18,397	786,420
Qantas Airways Ltd.(a)	129,691	437,191
QBE Insurance Group Ltd.	391,627	3,138,460
Qube Holdings Ltd.	152,187	327,947

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Ramelius Resources Ltd.	291,108	$360,860
Ramsay Health Care Ltd.	56,336	2,664,344
REA Group Ltd.	18,927	2,254,657
Reece Ltd.	82,507	1,431,310
Regis Resources Ltd.	215,690	406,543
Reliance Worldwide Corp. Ltd.	181,888	742,951
Rio Tinto Ltd.	99,659	9,767,575
Rio Tinto PLC	305,585	25,956,513
Santos Ltd.	561,956	2,651,804
Scentre Group	1,434,344	2,738,509
Seek Ltd.	118,773	2,569,290
Seven Group Holdings Ltd.	41,100	704,895
Shopping Centres Australasia Property Group	326,676	589,583
Silver Lake Resources Ltd.(a)	437,285	488,730
Sims Ltd.	83,532	1,009,823
Sonic Healthcare Ltd.	137,470	4,061,743
South32 Ltd.	1,290,273	2,827,364
Southern Cross Media Group Ltd.(a)	55,879	80,135
Spark Infrastructure Group	176,928	351,870
St. Barbara Ltd.	188,092	243,524
Star Entertainment Grp Ltd. (The)(a)	231,643	583,842
Steadfast Group Ltd.	445,121	1,456,369
Stockland	746,846	2,415,387
Suncorp Group Ltd.	369,856	3,141,135
Sydney Airport(a)	390,983	2,249,784
Tabcorp Holdings Ltd.	792,709	2,893,473
Technology One Ltd.	75,635	525,713
Telstra Corp. Ltd.	1,199,413	3,340,873
Transurban Group	770,040	8,122,218
Treasury Wine Estates Ltd.	189,559	1,662,758
United Malt Grp Ltd.	250,644	829,219
Vicinity Centres	941,206	1,075,504
Viva Energy Group Ltd.(c)	322,602	489,269
Washington H Soul Pattinson & Co. Ltd.	35,095	844,943
Waypoint REIT	482,167	931,846
Webjet Ltd.(a)(b)	91,891	337,414
Wesfarmers Ltd.	311,628	14,050,260
Westpac Banking Corp.	989,610	17,775,814
WiseTech Global Ltd.	37,365	847,534
Woodside Petroleum Ltd.	261,276	4,197,127
Woolworths Group Ltd.	356,416	10,195,714
Worley Ltd.	86,916	713,702
Zip Co. Ltd.(a)(b)	136,181	664,742

		456,702,625

Austria — 0.3%
ams AG(a)	75,379	1,440,402
ANDRITZ AG	12,530	689,840
BAWAG Group AG(c)	14,287	811,637
CA Immobilien Anlagen AG	19,537	860,055
Erste Group Bank AG	82,564	3,199,402
IMMOFINANZ AG(a)	21,939	520,214
Lenzing AG(a)	5,144	663,442
Oesterreichische Post AG(b)	10,900	575,390
OMV AG	48,585	2,623,287
Raiffeisen Bank International AG	55,842	1,320,370
S IMMO AG	16,912	403,112
S&T AG	17,291	438,823
Schoeller-Bleckmann Oilfield Equipment AG(a)	8,377	305,518
Telekom Austria AG	56,323	480,386
UNIQA Insurance Group AG	43,174	370,064

Security	Shares	Value

Austria (continued)
Verbund AG	22,779	$2,101,128
Vienna Insurance Group AG Wiener Versicherung Gruppe	11,845	326,689
voestalpine AG	27,321	1,205,284
Wienerberger AG	44,902	1,835,417

		20,170,460

Belgium — 0.8%
Ackermans & van Haaren NV	7,321	1,261,577
Aedifica SA	5,240	750,666
Ageas SA/NV	52,525	2,773,618
Anheuser-Busch InBev SA/NV	202,172	12,759,500
Barco NV	21,505	537,234
Befimmo SA	8,230	348,820
Bekaert SA	12,841	609,846
bpost SA(a)	41,922	470,774
Cie. d’Entreprises CFE	1,745	178,227
Cofinimmo SA	6,863	1,109,069
D’ieteren Group	7,651	1,226,290
Elia Group SA/NV	4,111	485,883
Etablissements Franz Colruyt NV	13,423	763,200
Euronav NV	59,939	520,862
Fagron	24,051	498,872
Galapagos NV(a)(b)	14,504	878,914
Gimv NV	5,448	347,693
Groupe Bruxelles Lambert SA	31,557	3,671,632
KBC Ancora	29,267	1,293,699
KBC Group NV	67,338	5,422,235
Kinepolis Group NV(a)	5,588	290,224
Melexis NV	6,201	691,161
Montea NV	3,536	473,987
Ontex Group NV(a)	18,192	202,357
Proximus SADP	41,077	844,144
Retail Estates NV	3,015	244,297
Sofina SA	3,009	1,410,871
Solvay SA	21,262	2,839,678
Telenet Group Holding NV	13,044	489,560
UCB SA	33,877	3,664,044
Umicore SA	56,948	3,534,576
Warehouses De Pauw CVA	23,931	1,029,231

		51,622,741

Canada — 9.9%
Agnico Eagle Mines Ltd.	64,960	4,202,406
Air Canada(a)	51,048	1,022,106
Alamos Gold Inc., Class A	56,872	462,233
Algonquin Power & Utilities Corp.	185,741	2,959,708
Alimentation Couche-Tard Inc., Class B	232,457	9,370,201
Allied Properties REIT	27,583	1,010,595
AltaGas Ltd.	85,322	1,806,151
Altus Group Ltd.	11,085	521,731
ARC Resources Ltd.	212,492	1,607,827
Aritzia Inc.(a)	29,940	878,090
Atco Ltd., Class I, NVS	21,100	762,414
ATS Automation Tooling Systems Inc.(a)	21,596	650,165
Aurora Cannabis Inc.(a)	61,715	433,331
B2Gold Corp.	332,167	1,392,460
Badger Infrastructure Solutions Ltd.	11,605	324,170
Ballard Power Systems Inc.(a)	65,056	1,053,327
Bank of Montreal	178,076	17,632,036
Bank of Nova Scotia (The)	325,696	20,328,589

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Barrick Gold Corp.	471,507	$10,264,612
Bausch Health Cos Inc.(a)	93,391	2,732,263
BCE Inc.	21,945	1,095,315
BlackBerry Ltd.(a)	141,463	1,440,029
Boardwalk REIT	7,444	272,557
Bombardier Inc., Class B(a)	1,163,464	1,389,517
Boralex Inc., Class A	26,504	834,251
Boyd Group Services Inc.	3,255	637,564
Brookfield Asset Management Inc., Class A	351,275	18,963,106
Brookfield Asset Management Reinsurance Partners Ltd., Class A(a)	4,393	237,819
Brookfield Infrastructure Corp., Class A	15,831	1,026,553
Brookfield Renewable Corp., Class A	32,694	1,387,320
BRP Inc.	12,382	1,037,424
CAE Inc.(a)	83,235	2,539,882
Cameco Corp.	116,889	2,079,005
Canada Goose Holdings Inc.(a)	16,856	715,529
Canadian Apartment Properties REIT	20,748	1,036,901
Canadian Imperial Bank of Commerce	122,754	14,273,744
Canadian National Railway Co.	190,859	20,738,094
Canadian Natural Resources Ltd.	321,942	10,623,880
Canadian Pacific Railway Ltd.	182,219	13,530,593
Canadian Tire Corp. Ltd., Class A, NVS	17,123	2,634,329
Canadian Utilities Ltd., Class A, NVS	21,204	621,198
Canadian Western Bank	35,092	956,620
Canfor Corp.(a)	23,088	445,808
Canopy Growth Corp.(a)(b)	64,340	1,218,623
Capital Power Corp.	17,220	583,846
CCL Industries Inc., Class B, NVS	49,780	2,854,889
Cenovus Energy Inc.	360,634	3,009,138
Centerra Gold Inc.	62,031	498,694
CGI Inc.(a)	65,426	5,951,584
CI Financial Corp.	47,542	866,929
Cineplex Inc.(a)(b)	25,216	261,134
Cogeco Communications Inc.	5,096	482,519
Colliers International Group Inc.	8,418	1,080,117
Cominar REIT	26,309	241,243
Constellation Software Inc.	5,711	9,147,991
Crescent Point Energy Corp.	145,348	531,250
Crombie REIT	14,396	211,740
Cronos Group Inc.(a)	68,272	503,996
Descartes Systems Group Inc. (The)(a)	19,422	1,408,702
Dollarama Inc.	88,949	4,188,645
Dream Industrial REIT	41,561	534,670
Dream Office REIT	9,072	162,301
Eldorado Gold Corp.(a)	50,801	474,783
Element Fleet Management Corp.	155,649	1,781,555
Emera Inc.	71,899	3,353,481
Empire Co. Ltd., Class A, NVS	65,788	2,160,416
Enbridge Inc.	558,059	21,998,510
Enerplus Corp.	215,276	1,340,730
Enghouse Systems Ltd.	12,132	547,574
Equinox Gold Corp.(a)	76,185	530,046
ERO Copper Corp.(a)	22,847	459,833
Fairfax Financial Holdings Ltd.	8,035	3,384,670
Finning International Inc.	49,597	1,282,462
First Capital Real Estate Investment Trust	33,882	491,555
First Majestic Silver Corp.	56,108	767,235
First Quantum Minerals Ltd.	166,956	3,575,717
FirstService Corp.	13,769	2,564,636

Security	Shares	Value

Canada (continued)
Fortis Inc.	127,265	$5,771,604
Franco-Nevada Corp.	51,328	8,209,765
George Weston Ltd.	26,352	2,732,784
GFL Environmental Inc.	48,669	1,695,379
Gibson Energy Inc.	42,419	777,251
Gildan Activewear Inc.	57,388	1,978,405
Granite REIT	14,289	989,327
Great Canadian Gaming Corp.(a)	19,389	688,468
Great-West Lifeco Inc.	90,438	2,721,259
H&R Real Estate Investment Trust	49,438	666,914
Home Capital Group Inc.(a)	17,015	529,844
Hudbay Minerals Inc.	83,588	596,961
Hydro One Ltd.(c)	101,387	2,502,981
iA Financial Corp. Inc.	37,895	2,096,435
IAMGOLD Corp.(a)	139,247	380,597
IGM Financial Inc.	21,154	746,562
Imperial Oil Ltd.	72,009	1,972,802
Innergex Renewable Energy Inc.	34,961	609,492
Intact Financial Corp.	43,312	5,901,763
Inter Pipeline Ltd.	99,203	1,588,711
InterRent REIT	22,302	321,409
Ivanhoe Mines Ltd., Class A(a)	175,622	1,303,511
Keyera Corp.	64,694	1,731,949
Killam Apartment REIT	18,513	307,165
Kinaxis Inc.(a)	6,065	786,855
Kinross Gold Corp.	313,443	2,052,604
Kirkland Lake Gold Ltd.	79,004	3,378,377
Knight Therapeutics Inc.(a)	32,998	135,420
Labrador Iron Ore Royalty Corp.	17,437	693,371
Laurentian Bank of Canada	11,671	396,642
LifeWorks Inc.	19,066	542,363
Lightspeed POS Inc.(a)	29,531	2,528,692
Linamar Corp.	13,260	784,589
Loblaw Companies Ltd.	49,959	3,379,721
Lundin Mining Corp.	213,696	1,947,518
MAG Silver Corp.(a)	26,424	524,625
Magna International Inc.	80,949	6,786,843
Manulife Financial Corp.	549,473	10,623,027
Maple Leaf Foods Inc.	29,310	580,515
MEG Energy Corp.(a)	86,389	551,183
Methanex Corp.	20,516	691,321
Metro Inc.	75,098	3,894,550
MTY Food Group Inc.	8,525	464,515
National Bank of Canada	97,910	7,493,929
NFI Group Inc.	19,833	430,648
North West Co. Inc. (The)	15,819	461,028
Northland Power Inc.	64,388	2,259,463
NorthWest Healthcare Properties REIT	44,483	465,296
Novagold Resources Inc.(a)	73,074	572,831
Nutrien Ltd.	158,217	9,407,292
Nuvei Corp.(a)(c)	15,343	1,260,423
OceanaGold Corp.(a)(b)	231,422	450,750
Onex Corp.	26,682	2,033,872
Open Text Corp.	83,889	4,357,172
Osisko Gold Royalties Ltd.	39,039	532,265
Pan American Silver Corp.	64,444	1,809,453
Parex Resources Inc.(a)	90,288	1,483,572
Parkland Corp./Canada	43,283	1,377,659
Pason Systems Inc.	28,900	183,926
Pembina Pipeline Corp.	153,307	5,067,634

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Power Corp. of Canada	158,220	$5,049,952
PrairieSky Royalty Ltd.	110,430	1,237,425
Premium Brands Holdings Corp.	6,661	681,156
Pretium Resources Inc.(a)	54,193	505,182
Primo Water Corp.	59,881	988,257
Quebecor Inc., Class B	55,591	1,454,385
Real Matters Inc.(a)	22,854	233,926
Restaurant Brands International Inc.	79,463	5,421,522
Richelieu Hardware Ltd.	19,884	693,454
RioCan REIT	62,945	1,139,730
Ritchie Bros Auctioneers Inc.	33,468	1,997,993
Rogers Communications Inc., Class B, NVS	101,279	5,169,483
Royal Bank of Canada	380,107	38,443,332
Russel Metals Inc.	17,977	507,206
Sandstorm Gold Ltd.(a)	53,512	421,199
Saputo Inc.	86,583	2,498,387
Seabridge Gold Inc.(a)	26,811	485,460
Shaw Communications Inc., Class B, NVS	130,657	3,816,240
Shopify Inc., Class A(a)	30,811	46,256,014
Sienna Senior Living Inc.	60,061	765,927
SilverCrest Metals Inc.(a)(b)	66,826	578,487
SmartCentres Real Estate Investment Trust	25,379	613,522
SNC-Lavalin Group Inc.	43,395	1,154,788
Spin Master Corp.(a)(c)	9,856	377,855
SSR Mining Inc.	47,961	780,769
Stantec Inc.	23,910	1,113,091
Stella-Jones Inc.	17,150	622,299
Summit Industrial Income REIT	62,108	944,364
Sun Life Financial Inc.	162,565	8,467,036
Suncor Energy Inc.	414,168	8,153,227
Superior Plus Corp.	50,023	628,696
TC Energy Corp.	260,614	12,704,828
Teck Resources Ltd., Class B	137,472	3,138,187
TELUS Corp.	114,375	2,540,342
TFI International Inc.	26,215	2,934,584
Thomson Reuters Corp.	48,031	5,089,530
TMX Group Ltd.	18,308	2,010,564
Torex Gold Resources Inc.(a)	26,913	302,653
Toromont Industries Ltd.	24,811	2,096,685
Toronto-Dominion Bank (The)	489,213	32,526,626
Tourmaline Oil Corp.	83,139	2,269,729
TransAlta Corp.	83,579	871,564
TransAlta Renewables Inc.	29,886	526,287
Transcontinental Inc., Class A	23,578	466,609
Tricon Residential Inc.	68,748	823,808
Trillium Therapeutics Inc.(a)	25,612	167,517
Wesdome Gold Mines Ltd.(a)	51,014	516,028
West Fraser Timber Co. Ltd.	23,502	1,685,792
Wheaton Precious Metals Corp.	121,125	5,595,090
Whitecap Resources Inc.	181,631	831,286
Winpak Ltd.	14,872	485,998
WSP Global Inc.	32,326	3,837,093
Yamana Gold Inc.	295,982	1,326,178

		607,541,291

Denmark — 2.3%
ALK-Abello A/S(a)	1,777	876,074
Ambu A/S, Class B	43,046	1,592,558
AP Moller - Maersk A/S, Class A	521	1,392,844
AP Moller - Maersk A/S, Class B, NVS	1,830	5,078,657
Bavarian Nordic A/S(a)(b)	21,739	882,290

Security	Shares	Value

Denmark (continued)
Carlsberg A/S, Class B	29,837	$5,513,442
Chemometec A/S	11,082	1,774,116
Chr Hansen Holding A/S	29,534	2,656,223
Coloplast A/S, Class B	32,428	5,929,899
Danske Bank A/S	192,596	3,375,440
Demant A/S(a)	36,403	2,224,860
Dfds A/S(a)	10,199	563,318
Drilling Co. of 1972 A/S (The)(a)	6,712	258,907
DSV Panalpina A/S	58,308	14,213,441
FLSmidth & Co. A/S	18,489	685,275
Genmab A/S(a)	18,498	8,360,705
GN Store Nord A/S	40,076	3,511,995
H Lundbeck A/S	21,469	647,843
ISS A/S(a)	49,248	1,162,186
Jyske Bank A/S, Registered(a)	23,558	1,143,121
Netcompany Group A/S(c)	12,168	1,503,221
Novo Nordisk A/S, Class B	470,767	43,579,501
Novozymes A/S, Class B	58,094	4,564,143
Orsted A/S(c)	52,202	7,742,608
Pandora A/S	29,419	3,805,554
Ringkjoebing Landbobank A/S	7,042	799,538
Rockwool International A/S, Class B	2,104	1,116,437
Royal Unibrew A/S	16,636	2,254,412
Schouw & Co. A/S	6,222	665,692
SimCorp A/S	12,071	1,677,218
Topdanmark A/S	13,383	681,506
Tryg A/S	71,338	1,763,102
Vestas Wind Systems A/S	282,236	10,407,322
Zealand Pharma A/S(a)	13,740	416,471

		142,819,919

Finland — 1.3%
Admicom OYJ	3,506	388,901
Cargotec OYJ, Class B	12,966	696,990
Citycon OYJ	31,697	278,818
Elisa OYJ	41,870	2,691,035
Fortum OYJ	135,498	3,733,006
Huhtamaki OYJ	35,532	1,892,447
Kemira OYJ	32,312	544,538
Kesko OYJ, Class B	86,669	3,714,802
Kojamo OYJ	34,839	858,977
Kone OYJ, Class B	91,212	7,554,779
Konecranes OYJ	18,081	778,271
Metsa Board OYJ	53,947	596,341
Metso Outotec OYJ	168,725	1,915,723
Neles OYJ	39,851	616,443
Neste OYJ	119,421	7,340,901
Nokia OYJ(a)	1,479,167	9,088,504
Nokian Renkaat OYJ	48,048	2,026,447
Nordea Bank Abp	858,872	10,057,742
Orion OYJ, Class B	36,180	1,540,019
Outokumpu OYJ(a)	92,153	657,471
QT Group OYJ(a)	13,220	1,790,343
Sampo OYJ, Class A	124,561	5,994,946
Stora Enso OYJ, Class R	181,438	3,592,777
TietoEVRY OYJ	10,044	337,823
UPM-Kymmene OYJ	153,589	6,276,473
Uponor OYJ	26,156	834,142
Valmet OYJ	31,262	1,304,654
Wartsila OYJ Abp	112,938	1,701,354

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
YIT OYJ	40,781	$247,279

		79,051,946

France — 8.9%
ABC arbitrage	12,473	105,940
Accor SA(a)	48,939	1,731,956
Aeroports de Paris(a)	6,313	765,240
Air France-KLM(a)(b)	95,028	441,021
Air Liquide SA	124,634	21,674,905
Airbus SE(a)	157,795	21,644,525
ALD SA(c)	31,034	454,334
Alstom SA(a)	76,283	3,163,940
Alten SA	9,330	1,483,150
Amundi SA(c)	18,038	1,665,870
APERAM SA	16,799	1,052,812
Arkema SA	17,247	2,195,274
Atos SE	23,041	1,101,883
AXA SA	509,438	13,192,928
BioMerieux	11,552	1,377,418
BNP Paribas SA	304,958	18,596,074
Bollore SA	371,822	2,077,861
Bouygues SA	61,606	2,374,384
Bureau Veritas SA	81,914	2,705,106
Capgemini SE	45,708	9,879,906
Carrefour SA	166,447	3,091,631
Casino Guichard Perrachon SA(a)(b)	17,953	507,520
CGG SA(a)(b)	286,695	200,425
Cie. de Saint-Gobain	140,650	10,053,416
Cie. Generale des Etablissements Michelin SCA	47,969	7,835,367
Cie. Plastic Omnium SA	17,666	560,664
CNP Assurances	66,657	1,133,048
Coface SA(a)	30,314	380,526
Covivio	16,805	1,578,686
Credit Agricole SA	291,166	4,059,877
Danone SA	169,069	12,435,615
Dassault Aviation SA	671	798,927
Dassault Systemes SE	186,830	10,305,953
Edenred	70,607	4,101,980
Eiffage SA	20,940	2,134,721
Electricite de France SA	130,986	1,590,110
Elior Group SA(a)(c)	38,356	262,928
Elis SA(a)	54,722	981,318
Engie SA	485,338	6,472,130
EssilorLuxottica SA	78,676	14,852,682
Eurazeo SE	6,473	626,983
Eurofins Scientific SE	33,912	4,056,293
Eutelsat Communications SA	54,831	596,620
Faurecia SE	38,691	1,726,876
Fnac Darty SA	5,223	362,539
Gaztransport Et Technigaz SA	6,210	497,966
Gecina SA	14,517	2,302,266
Getlink SE	133,689	2,141,508
Hermes International	8,837	13,509,792
ICADE	8,393	767,202
Iliad SA	5,932	1,278,375
Imerys SA	16,896	782,624
Ipsen SA	11,697	1,249,947
IPSOS	13,330	619,288
JCDecaux SA(a)	50,727	1,383,784
Kering SA	20,658	18,533,092
Klepierre SA	61,147	1,480,487

Security	Shares	Value

France (continued)
Korian SA	20,958	$795,615
La Francaise des Jeux SAEM(c)	24,453	1,307,300
Lagardere SA(a)(b)	11,715	326,759
Legrand SA	76,234	8,591,256
L’Oreal SA	68,133	31,170,406
LVMH Moet Hennessy Louis Vuitton SE	75,578	60,512,810
Maisons du Monde SA(c)	15,797	361,454
Neoen SA(a)(b)(c)	16,475	714,469
Nexans SA	7,735	740,343
Nexity SA	10,669	537,442
Orange SA	517,323	5,757,356
Orpea SA	15,262	1,938,081
Pernod Ricard SA	56,399	12,447,626
Publicis Groupe SA	60,707	3,832,470
Remy Cointreau SA	8,041	1,766,374
Renault SA(a)	54,597	2,073,629
Rexel SA	57,901	1,222,401
Rubis SCA	27,913	1,119,735
Safran SA	89,215	11,675,953
Sanofi	303,056	31,236,953
Sartorius Stedim Biotech	8,573	4,893,843
Schneider Electric SE	148,796	24,921,592
SCOR SE	43,185	1,206,011
SEB SA	7,924	1,316,637
SES SA	96,790	746,191
Societe BIC SA	7,990	541,688
Societe Generale SA	224,161	6,564,712
Sodexo SA(a)	25,495	2,172,313
SOITEC(a)	7,737	1,854,926
Solutions 30 SE(a)(b)	50,733	425,487
Sopra Steria Group SACA	3,544	704,471
SPIE SA	40,473	958,664
Suez SA	101,636	2,370,822
Teleperformance	17,028	7,182,352
Thales SA	31,132	3,267,451
TotalEnergies SE	671,049	29,262,239
Trigano SA	2,959	640,034
Ubisoft Entertainment SA(a)	26,455	1,677,083
Unibail-Rodamco-Westfield(a)	34,719	2,889,864
Valeo	69,515	2,010,083
Veolia Environnement SA	152,070	4,987,505
Vinci SA	138,263	14,638,515
Vivendi SE	202,039	6,826,178
Wendel SE	9,662	1,356,205
Worldline SA(a)(c)	70,941	6,640,079

		551,121,070

Germany — 7.2%
Aareal Bank AG	19,459	490,713
adidas AG	50,912	18,478,682
ADLER Group SA(c)	25,638	622,251
AIXTRON SE	39,449	973,122
Allianz SE, Registered	108,941	27,078,739
alstria office REIT-AG	45,212	956,559
Amadeus Fire AG	3,108	624,555
Aroundtown SA	297,996	2,332,436
AURELIUS Equity Opportunities SE & Co. KGaA	8,187	253,970
Aurubis AG	13,463	1,363,408
BASF SE	242,033	19,018,570
Bayer AG, Registered	268,710	16,009,471
Bayerische Motoren Werke AG	94,992	9,445,175

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Bechtle AG	5,277	$1,089,609
Beiersdorf AG	26,950	3,200,950
Brenntag SE	48,355	4,829,664
CANCOM SE	10,967	689,225
Carl Zeiss Meditec AG, Bearer	12,634	2,813,751
Ceconomy AG(a)	61,530	295,192
Commerzbank AG(a)	297,136	1,913,539
CompuGroup Medical SE & Co. KgaA	7,732	620,491
Continental AG(a)	29,671	4,030,660
Covestro AG(c)	47,551	3,063,292
CTS Eventim AG & Co. KGaA(a)	21,854	1,484,872
Daimler AG, Registered	236,613	21,115,207
Delivery Hero SE(a)(c)	43,000	6,428,180
Deutsche Bank AG, Registered(a)	569,214	7,175,657
Deutsche Boerse AG	50,959	8,503,219
Deutsche EuroShop AG	13,237	314,160
Deutsche Lufthansa AG, Registered(a)(b)	87,094	983,672
Deutsche Pfandbriefbank AG(c)	47,399	522,128
Deutsche Post AG, Registered	274,587	18,609,080
Deutsche Telekom AG, Registered	892,336	18,519,673
Deutsche Wohnen SE	95,995	5,993,171
Duerr AG	14,859	710,003
E.ON SE	610,302	7,502,751
Encavis AG	31,397	574,607
Evonik Industries AG	63,108	2,194,272
Evotec SE(a)	46,812	1,941,035
flatexDEGIRO AG(a)	9,357	1,130,708
Fraport AG Frankfurt Airport Services Worldwide(a)	12,559	826,053
Freenet AG	50,703	1,212,678
Fresenius Medical Care AG & Co. KGaA	56,120	4,423,445
Fresenius SE & Co. KGaA	114,762	6,031,886
GEA Group AG	48,427	2,147,270
Gerresheimer AG	4,126	430,812
Grand City Properties SA	28,065	745,416
GRENKE AG	9,837	428,374
Hamborner REIT AG	65,192	718,330
Hannover Rueck SE	11,900	2,000,192
HeidelbergCement AG	41,576	3,684,369
HelloFresh SE(a)	44,482	4,169,715
Henkel AG & Co. KGaA	33,745	3,068,262
Hochtief AG(b)	6,250	495,920
Hugo Boss AG	22,080	1,322,785
Hypoport SE(a)	1,091	657,337
Infineon Technologies AG	361,611	13,818,650
Jenoptik AG	15,685	538,287
K+S AG, Registered(a)	74,043	1,062,111
KION Group AG	23,278	2,471,983
Knorr-Bremse AG	20,176	2,284,723
Krones AG	4,470	440,717
LANXESS AG	25,415	1,840,643
LEG Immobilien SE	19,141	3,025,172
Merck KGaA	37,451	7,666,369
METRO AG	109,313	1,417,017
MorphoSys AG(a)	12,609	702,450
MTU Aero Engines AG	15,101	3,777,323
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	37,510	10,121,096
Nemetschek SE	22,011	1,942,423
Norma Group SE	9,180	486,108
PATRIZIA AG	12,114	308,738

Security	Shares	Value

Germany (continued)
Pfeiffer Vacuum Technology AG	897	$183,232
ProSiebenSat.1 Media SE	58,128	1,104,370
Puma SE	26,633	3,267,054
Rational AG	1,224	1,332,841
Rheinmetall AG	15,607	1,497,645
RWE AG	176,765	6,284,997
SAP SE	282,665	40,565,603
Scout24 AG(c)	31,789	2,722,225
Siemens AG, Registered	206,773	32,263,414
Siemens Healthineers AG(c)	76,087	5,023,363
Siltronic AG(b)	6,170	1,007,116
Sixt SE(a)	5,450	758,234
Software AG	14,148	683,715
Stroeer SE & Co. KGaA	14,053	1,111,526
Suedzucker AG	70,223	1,057,032
Symrise AG	36,718	5,414,028
TAG Immobilien AG	25,043	830,536
TeamViewer AG(a)(c)	43,689	1,468,890
Telefonica Deutschland Holding AG	391,738	1,055,952
thyssenkrupp AG(a)	119,841	1,193,957
TUI AG(a)(b)	219,176	1,029,056
Uniper SE	29,864	1,165,979
United Internet AG, Registered	30,443	1,259,954
Varta AG(b)	5,421	940,329
Volkswagen AG	9,076	3,012,199
Vonovia SE	147,614	9,827,980
Zalando SE(a)(c)	60,428	6,714,294

		440,938,594

Hong Kong — 2.7%
AIA Group Ltd.	3,299,400	39,479,831
ASM Pacific Technology Ltd.	98,700	1,272,607
Bank of East Asia Ltd. (The)	507,600	836,336
BOC Hong Kong Holdings Ltd.	1,049,500	3,370,240
Budweiser Brewing Co. APAC Ltd.(c)	507,800	1,417,175
Cafe de Coral Holdings Ltd.(b)	136,000	264,770
Champion REIT	668,000	379,450
Chow Tai Fook Jewellery Group Ltd.	586,600	1,229,804
CITIC Telecom International Holdings Ltd.	574,000	186,221
CK Asset Holdings Ltd.	639,500	4,350,963
CK Hutchison Holdings Ltd.	674,500	4,928,100
CK Infrastructure Holdings Ltd.	221,500	1,337,169
CLP Holdings Ltd.	383,000	3,949,274
Comba Telecom Systems Holdings Ltd.(b)	1,354,000	315,716
Dah Sing Financial Holdings Ltd.	122,000	384,578
ESR Cayman Ltd.(a)(c)	593,600	2,086,395
Futu Holdings Ltd., ADR(a)	14,514	1,487,104
Galaxy Entertainment Group Ltd.(a)	604,000	4,093,331
Haitong International Securities Group Ltd.	943,000	243,028
Hang Lung Group Ltd.(b)	213,000	521,591
Hang Lung Properties Ltd.	603,000	1,560,798
Hang Seng Bank Ltd.(b)	230,600	4,416,324
Health and Happiness H&H International Holdings Ltd.	72,500	260,290
Henderson Land Development Co. Ltd.	426,572	1,905,880
HK Electric Investments & HK Electric Investments Ltd., Class SS	1,037,500	1,052,234
HKBN Ltd.	324,500	377,853
HKT Trust & HKT Ltd., Class SS	1,221,000	1,659,679
Hong Kong & China Gas Co. Ltd.(b)	3,191,482	5,190,428
Hong Kong Exchanges & Clearing Ltd.	307,600	19,658,619
Hong Kong Technology Venture Co. Ltd.(a)	227,000	318,523

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Hongkong Land Holdings Ltd.(b)	342,000	$1,551,646
Hysan Development Co. Ltd.	183,000	720,588
Jardine Matheson Holdings Ltd.	59,800	3,557,839
Johnson Electric Holdings Ltd.	114,500	268,350
K Wah International Holdings Ltd.	518,000	234,140
Kerry Logistics Network Ltd.	481,000	1,433,330
Kerry Properties Ltd.	235,500	695,483
Link REIT	586,600	5,605,754
Luk Fook Holdings International Ltd.	127,000	406,484
Man Wah Holdings Ltd.	481,200	965,525
Melco International Development Ltd.	221,000	352,927
Melco Resorts & Entertainment Ltd., ADR(a)	71,474	994,918
MTR Corp. Ltd.	366,000	2,169,886
New World Development Co. Ltd.	458,000	2,171,268
NWS Holdings Ltd.	652,000	657,081
Pacific Basin Shipping Ltd.(a)	1,968,000	877,194
PCCW Ltd.	2,412,000	1,263,477
Power Assets Holdings Ltd.	317,000	2,049,465
Sands China Ltd.(a)	546,400	1,861,067
Sino Land Co. Ltd.	892,000	1,366,872
SITC International Holdings Co. Ltd.	343,000	1,415,002
SJM Holdings Ltd.(a)	771,000	695,379
Sun Hung Kai Properties Ltd.	335,500	4,799,449
Sunlight REIT	484,000	296,461
Swire Pacific Ltd., Class A	131,500	816,856
Swire Properties Ltd.	399,400	1,135,956
Techtronic Industries Co. Ltd.	375,500	6,696,022
Value Partners Group Ltd.	778,000	447,312
Vitasoy International Holdings Ltd.(b)	236,000	663,032
VTech Holdings Ltd.	60,400	598,975
WH Group Ltd.(c)	2,926,500	2,424,801
Wharf Real Estate Investment Co. Ltd.	508,000	2,869,123
Wynn Macau Ltd.(a)	525,200	673,101
Xinyi Glass Holdings Ltd.	542,000	2,025,649
Yue Yuen Industrial Holdings Ltd.(a)	312,000	658,446

		163,953,169

Ireland — 0.7%
AIB Group PLC(a)	294,607	723,569
Bank of Ireland Group PLC(a)	277,765	1,473,598
Cairn Homes PLC(a)	424,730	564,296
CRH PLC	223,149	11,152,776
Flutter Entertainment PLC, Class DI(a)	45,242	7,712,573
Glanbia PLC	62,054	1,065,290
Glenveagh Properties PLC(a)(c)	426,245	505,633
Grafton Group PLC	72,043	1,285,289
Greencore Group PLC(a)	533,664	967,064
Kerry Group PLC, Class A	43,821	6,497,830
Kingspan Group PLC	41,029	4,461,651
Smurfit Kappa Group PLC	75,689	4,269,917
UDG Healthcare PLC	84,506	1,266,256

		41,945,742

Israel — 0.9%
Airport City Ltd.(a)	21,124	359,995
Alony Hetz Properties & Investments Ltd.	82,987	1,130,577
Amot Investments Ltd.	71,365	471,181
AudioCodes Ltd.	12,816	414,127
Azrieli Group Ltd.(b)	16,332	1,300,754
Bank Hapoalim BM(a)	345,585	2,750,140
Bank Leumi Le-Israel BM(a)	444,294	3,394,933

Security	Shares		Value

Israel (continued)
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	611,354		$652,979
Check Point Software Technologies Ltd.(a)	31,639		4,021,317
Cognyte Software Ltd.(a)(b)	23,208		602,712
Compugen Ltd.(a)(b)	48,575		329,824
CyberArk Software Ltd.(a)(b)	12,001		1,704,502
Elbit Systems Ltd.	9,603		1,264,574
Energix-Renewable Energies Ltd.	92,431		364,247
Enlight Renewable Energy Ltd.(a)(b)	361,858		808,904
First International Bank Of Israel Ltd. (The)(a)(b)	40,841		1,295,074
Fiverr International Ltd.(a)(b)	6,920		1,722,457
Gav-Yam Lands Corp. Ltd.(b)	38,577		365,503
Gazit-Globe Ltd.	39,119		290,860
Harel Insurance Investments & Financial Services Ltd.	41,324		392,070
ICL Group Ltd.	243,745		1,776,193
Inmode Ltd.(a)	17,246		1,960,353
Isracard Ltd.(a)	177,984		680,858
Israel Discount Bank Ltd., Class A(a)	373,007		1,747,352
Kornit Digital Ltd.(a)(b)	10,659		1,408,693
Mehadrin Ltd.(a)	0	(d)	2
Melisron Ltd.(a)	8,069		594,978
Mivne Real Estate KD Ltd.(b)	329,200		983,660
Mizrahi Tefahot Bank Ltd.(a)	54,361		1,647,443
Nice Ltd.(a)	19,204		5,344,147
Nova Ltd.(a)	12,295		1,178,246
Paz Oil Co. Ltd.	2,768		334,214
Phoenix Holdings Ltd. (The)	41,312		394,793
Radware Ltd.(a)	14,350		462,500
REIT 1 Ltd.	78,454		428,547
Shapir Engineering and Industry Ltd.	40,171		297,525
Shikun & Binui Ltd.(a)(b)	71,033		402,434
Shufersal Ltd.	74,883		602,684
Strauss Group Ltd.	14,720		408,038
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	316,485		3,054,080
Tower Semiconductor Ltd.(a)	25,819		696,785
Wix.com Ltd.(a)(b)	16,106		4,809,896

			52,850,151

Italy — 2.0%
A2A SpA	627,825		1,332,024
ACEA SpA	18,252		425,372
Amplifon SpA	43,679		2,157,065
Anima Holding SpA(c)	87,325		430,168
Ascopiave SpA	48,700		202,495
Assicurazioni Generali SpA	260,164		5,187,184
Atlantia SpA(a)	134,487		2,439,389
Autogrill SpA(a)(b)	69,741		489,309
Azimut Holding SpA	29,493		758,683
Banca Generali SpA(a)	15,813		655,994
Banca Popolare di Sondrio SCPA	319,543		1,407,569
Banco BPM SpA	475,288		1,425,877
BFF Bank SpA(c)	54,780		571,850
BPER Banca	327,959		639,360
Brembo SpA(b)	85,810		1,199,207
Brunello Cucinelli SpA(a)(b)	11,994		742,998
Buzzi Unicem SpA	29,972		792,252
Cerved Group SpA(a)	58,276		684,021
CNH Industrial NV	292,220		4,879,362
De’ Longhi SpA	17,123		757,179
DiaSorin SpA	5,213		1,058,002
Enav SpA(a)(c)	80,494		372,129
Enel SpA	2,168,219		19,981,281

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Eni SpA	661,677	$7,824,735
ERG SpA	30,343	947,633
Ferrari NV	35,113	7,652,457
FinecoBank Banca Fineco SpA(a)	158,393	2,836,252
Hera SpA	295,591	1,256,099
Infrastrutture Wireless Italiane SpA(c)	49,713	561,567
Interpump Group SpA	11,088	693,105
Intesa Sanpaolo SpA	4,535,412	12,529,285
Iren SpA	189,662	577,220
Italgas SpA	27,509	186,200
Leonardo SpA(a)	82,773	650,488
Mediaset SpA	79,948	244,660
Mediobanca Banca di Credito Finanziario SpA(a)	193,108	2,260,217
Moncler SpA	58,681	4,030,369
Nexi SpA(a)(c)	124,639	2,670,425
Pirelli & C SpA(c)	97,393	588,137
Poste Italiane SpA(c)	167,695	2,219,020
Prysmian SpA	77,312	2,771,896
Recordati Industria Chimica e Farmaceutica SpA	36,367	2,249,358
Reply SpA	4,960	886,674
Saipem SpA(a)(b)	514,983	1,181,490
Salvatore Ferragamo SpA(a)	19,008	379,123
Snam SpA	582,614	3,524,132
Societa Cattolica Di Assicurazione SPA(a)	33,609	275,774
Tamburi Investment Partners SpA	55,224	540,152
Technogym SpA(c)	40,249	518,972
Telecom Italia SpA/Milano	1,828,261	800,616
Tenaris SA	142,522	1,452,148
Terna SPA	406,956	3,229,762
UniCredit SpA	551,545	6,597,230
Unipol Gruppo SpA	198,388	1,054,320

		121,778,286

Japan — 21.1%
77 Bank Ltd. (The)	45,600	483,742
ABC-Mart Inc.	15,100	832,559
Acom Co. Ltd.	186,700	766,299
Activia Properties Inc.	126	572,354
Adeka Corp.	30,700	619,829
Advance Residence Investment Corp.	202	689,246
Advantest Corp.	56,100	4,952,561
Aeon Co. Ltd.	181,000	4,953,032
Aeon Delight Co. Ltd.	17,500	575,788
AEON Financial Service Co. Ltd.	60,200	741,659
Aeon Mall Co. Ltd.	33,800	515,184
AEON REIT Investment Corp.	659	958,703
AGC Inc.	42,400	1,813,157
Ai Holdings Corp.	13,200	246,436
Aica Kogyo Co. Ltd.	15,300	540,611
Aiful Corp.	272,100	855,228
Ain Holdings Inc.	7,900	483,597
Air Water Inc.	50,000	747,460
Aisin Corp.	41,900	1,696,276
Ajinomoto Co. Inc.	127,800	3,255,948
Alfresa Holdings Corp.	53,300	811,752
Alps Alpine Co. Ltd.	67,900	706,764
Amada Co. Ltd.	71,700	736,942
Amano Corp.	15,700	387,112
ANA Holdings Inc.(a)	11,300	264,795
AnGes Inc.(a)(b)	54,500	342,360
Anritsu Corp.(b)	42,300	739,303

Security	Shares	Value

Japan (continued)
Aozora Bank Ltd.	38,500	$866,556
Arcs Co. Ltd.	16,400	334,019
Ariake Japan Co. Ltd.	7,500	435,355
As One Corp.	6,000	815,184
Asahi Group Holdings Ltd.	114,400	5,147,374
Asahi Holdings Inc.	46,900	927,477
Asahi Intecc Co. Ltd.	60,200	1,631,245
Asahi Kasei Corp.	355,600	3,877,788
Asics Corp.	43,600	962,889
Astellas Pharma Inc.	521,700	8,309,310
Atom Corp.(b)	62,600	443,700
Autobacs Seven Co. Ltd.	45,500	669,327
Awa Bank Ltd. (The)	13,900	251,588
Azbil Corp.	24,700	963,253
Bandai Namco Holdings Inc.	52,200	3,377,556
Bank of Kyoto Ltd. (The)	16,500	710,562
BASE Inc.(a)(b)	58,500	611,637
BayCurrent Consulting Inc.	4,100	1,632,745
Benefit One Inc.	29,500	971,402
Benesse Holdings Inc.	44,600	1,026,288
Bic Camera Inc.	73,500	759,653
BML Inc.	12,300	424,813
Bridgestone Corp.	135,100	5,951,812
Brother Industries Ltd.	64,500	1,312,635
Calbee Inc.	27,300	627,200
Canon Inc.	266,800	6,143,886
Canon Marketing Japan Inc.	18,500	414,386
Capcom Co. Ltd.	44,400	1,220,815
Casio Computer Co. Ltd.	30,400	495,490
Central Glass Co. Ltd.	13,800	278,993
Central Japan Railway Co.	37,800	5,498,564
Change Inc.(a)(b)	12,200	283,006
Chiba Bank Ltd. (The)	230,600	1,311,809
Chubu Electric Power Co. Inc.	162,800	1,953,693
Chudenko Corp.	12,200	256,081
Chugai Pharmaceutical Co. Ltd.	186,600	6,876,305
Chugoku Bank Ltd. (The)	70,000	556,646
Chugoku Electric Power Co. Inc. (The)	79,700	720,448
Citizen Watch Co. Ltd.	128,900	504,235
CKD Corp.	17,900	357,994
Coca-Cola Bottlers Japan Holdings Inc.	46,100	752,315
cocokara fine Inc.	8,700	649,513
COLOPL Inc.	30,300	220,631
Colowide Co. Ltd.(b)	26,800	484,432
Comforia Residential REIT Inc.	294	939,481
COMSYS Holdings Corp.	11,400	316,835
Concordia Financial Group Ltd.	371,800	1,330,965
Cosmo Energy Holdings Co. Ltd.	23,300	541,894
Cosmos Pharmaceutical Corp.	3,200	543,208
Create Restaurants Holdings Inc.(a)(b)	61,900	524,104
Create SD Holdings Co. Ltd.	10,900	365,862
Credit Saison Co. Ltd.	47,900	571,358
CyberAgent Inc.	104,600	1,882,637
CYBERDYNE Inc.(a)	68,800	277,266
Dai Nippon Printing Co. Ltd.	64,700	1,524,677
Daicel Corp.	72,700	603,784
Daido Steel Co. Ltd.	8,200	387,101
Daifuku Co. Ltd.	26,700	2,392,567
Daiichi Jitsugyo Co. Ltd.	4,300	182,843
Dai-ichi Life Holdings Inc.	273,200	5,028,256

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Daiichi Sankyo Co. Ltd.	468,100	$9,270,389
Daiichikosho Co. Ltd.	20,600	721,528
Daikin Industries Ltd.	63,900	13,344,406
Daio Paper Corp.	46,500	801,511
Daiseki Co. Ltd.	20,300	939,590
Daishi Hokuetsu Financial Group Inc.	13,100	289,572
Daito Trust Construction Co. Ltd.	13,000	1,527,369
Daiwa House Industry Co. Ltd.	131,000	4,016,487
Daiwa House REIT Investment Corp.	599	1,783,400
Daiwa Office Investment Corp.	97	699,857
Daiwa Securities Group Inc.	435,100	2,287,905
Daiwa Securities Living Investments Corp.	512	562,126
Daiwabo Holdings Co. Ltd.	40,800	823,597
DCM Holdings Co. Ltd.	44,700	440,551
DeNA Co. Ltd.	72,600	1,367,052
Denka Co. Ltd.	21,700	750,994
Denso Corp.	108,600	7,460,943
Dentsu Group Inc.	59,800	2,078,288
DIC Corp.	44,100	1,191,759
Digital Garage Inc.	16,500	684,910
Dip Corp.	11,100	324,632
Disco Corp.	5,100	1,456,339
DMG Mori Co. Ltd.	35,700	557,822
Dowa Holdings Co. Ltd.	17,600	683,912
DTS Corp.	43,200	1,042,737
Duskin Co. Ltd.	14,100	325,620
Earth Corp.	6,000	355,327
East Japan Railway Co.	69,500	4,630,255
Ebara Corp.	35,300	1,746,115
EDION Corp.	30,600	316,361
Eiken Chemical Co. Ltd.	14,400	300,198
Eisai Co. Ltd.	63,100	5,190,150
Elecom Co. Ltd.	14,700	258,809
Electric Power Development Co. Ltd.	49,000	717,349
en Japan Inc.	12,900	450,476
ENEOS Holdings Inc.	865,700	3,636,454
Ezaki Glico Co. Ltd.	17,900	668,728
Fancl Corp.	30,400	966,322
Fanuc Corp.	52,100	11,668,709
Fast Retailing Co. Ltd.	15,300	10,376,505
FCC Co. Ltd.	15,200	217,909
Food & Life Companies Ltd.	29,000	1,181,596
FP Corp.	15,100	581,299
Freee KK(a)	13,200	1,133,079
Frontier Real Estate Investment Corp.	147	681,689
Fuji Corp./Aichi	46,600	1,096,616
Fuji Electric Co. Ltd.	26,200	1,146,600
Fuji Kyuko Co. Ltd.	12,500	578,215
Fuji Oil Holdings Inc.	15,000	339,547
Fuji Seal International Inc.	19,200	390,012
Fuji Soft Inc.	12,400	626,550
FUJIFILM Holdings Corp.	84,200	6,042,429
Fujikura Ltd.(a)	105,100	537,972
Fujitec Co. Ltd.	22,100	490,993
Fujitsu General Ltd.	26,400	681,026
Fujitsu Ltd.	54,600	9,289,120
Fujiya Co. Ltd.	20,500	423,474
Fukuoka Financial Group Inc.	42,200	711,286
Fukuoka REIT Corp.	322	541,212
Fukuyama Transporting Co. Ltd.	12,300	461,857

Security	Shares	Value

Japan (continued)
Funai Soken Holdings Inc.	16,200	$372,310
Furukawa Electric Co. Ltd.	19,500	502,128
Fuyo General Lease Co. Ltd.	7,500	490,057
Giken Ltd.	7,600	311,813
Global One Real Estate Investment Corp.	295	340,747
Glory Ltd.	17,300	371,728
GLP J-REIT	1,148	2,056,260
GMO internet Inc.	38,500	1,015,176
GMO Payment Gateway Inc.	9,300	1,195,491
GNI Group Ltd.(a)(b)	19,300	280,157
Goldwin Inc.	7,600	475,128
GS Yuasa Corp.	32,500	834,955
GungHo Online Entertainment Inc.	33,200	615,110
Gunma Bank Ltd. (The)	250,000	798,851
H.U. Group Holdings Inc.	17,200	446,517
H2O Retailing Corp.	47,100	356,638
Hachijuni Bank Ltd. (The)	134,800	436,109
Hakuhodo DY Holdings Inc.	61,500	935,447
Hamakyorex Co. Ltd.	7,200	208,161
Hamamatsu Photonics KK	41,800	2,324,103
Hankyu Hanshin Holdings Inc.	60,700	1,794,945
Hankyu Hanshin REIT Inc.	257	380,047
Hanwa Co. Ltd.	12,000	355,080
Harmonic Drive Systems Inc.	13,200	730,184
Haseko Corp.	68,700	929,668
Hazama Ando Corp.	60,500	460,261
Heiwa Corp.	21,900	383,097
Heiwa Real Estate Co. Ltd.	18,400	664,017
Heiwa Real Estate REIT Inc.	480	764,666
Heiwado Co. Ltd.	13,600	259,085
Hikari Tsushin Inc.	3,800	657,897
Hino Motors Ltd.	183,900	1,612,194
Hirogin Holdings Inc.	133,000	715,666
Hirose Electric Co. Ltd.	4,305	644,917
HIS Co. Ltd.(a)	12,600	271,604
Hisamitsu Pharmaceutical Co. Inc.	15,400	674,526
Hitachi Construction Machinery Co. Ltd.	18,200	514,249
Hitachi Ltd.	263,400	15,150,552
Hitachi Metals Ltd.(a)	46,200	902,241
Hitachi Transport System Ltd.	16,300	653,305
Hitachi Zosen Corp.	190,400	1,375,644
Hogy Medical Co. Ltd.	9,400	295,607
Hokkaido Electric Power Co. Inc.	69,300	311,146
Hokuhoku Financial Group Inc.	45,300	327,144
Hokuriku Electric Power Co.	56,400	294,356
Honda Motor Co. Ltd.	437,200	14,041,931
Horiba Ltd.	10,100	694,178
Hoshino Resorts REIT Inc.	155	985,908
Hoshizaki Corp.	8,800	738,961
Hosiden Corp.	45,200	414,666
House Foods Group Inc.	24,000	747,100
Hoya Corp.	102,000	14,399,290
Hulic Co. Ltd.	39,800	452,794
Hulic Reit Inc.	378	668,779
Ibiden Co. Ltd.	21,600	1,144,264
Ichibanya Co. Ltd.	6,400	284,170
Ichigo Inc.	137,800	413,728
Ichigo Office REIT Investment Corp.	551	499,062
Idemitsu Kosan Co. Ltd.	42,700	1,005,152
IHI Corp.(a)	37,800	874,315

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Iida Group Holdings Co. Ltd.	31,800	$767,356
Inaba Denki Sangyo Co. Ltd.	16,900	412,417
Industrial & Infrastructure Fund Investment Corp.	419	812,140
Infocom Corp.	15,900	377,891
Infomart Corp.	73,600	607,282
Inpex Corp.	245,600	1,741,932
Internet Initiative Japan Inc.	17,600	558,847
Invincible Investment Corp.	4,013	1,576,580
IR Japan Holdings Ltd.	8,200	1,014,716
Iriso Electronics Co. Ltd.	10,500	501,668
Isetan Mitsukoshi Holdings Ltd.	124,200	841,018
Isuzu Motors Ltd.	131,900	1,759,504
Ito En Ltd.	10,200	601,840
Itochu Corp.	325,300	9,628,631
Itochu Techno-Solutions Corp.	13,300	407,985
Itoham Yonekyu Holdings Inc.	122,200	812,833
Iwatani Corp.	14,000	804,286
Iyo Bank Ltd. (The)	88,800	438,164
Izumi Co. Ltd.	15,200	520,287
J Front Retailing Co. Ltd.	165,200	1,392,072
JAFCO Group Co. Ltd.	13,100	748,335
Japan Airlines Co. Ltd.(a)	34,800	725,489
Japan Airport Terminal Co. Ltd.(a)	17,500	756,242
Japan Aviation Electronics Industry Ltd.	65,600	1,044,535
Japan Display Inc.(a)	489,200	156,535
Japan Elevator Service Holdings Co. Ltd.	41,800	963,496
Japan Excellent Inc.	483	672,261
Japan Exchange Group Inc.	127,000	2,888,616
Japan Hotel REIT Investment Corp.	1,752	1,068,382
Japan Lifeline Co. Ltd.	26,400	332,328
Japan Logistics Fund Inc.	339	1,028,640
Japan Material Co. Ltd.	45,500	543,898
Japan Metropolitan Fund Invest	1,976	2,069,930
Japan Petroleum Exploration Co. Ltd.	13,300	221,002
Japan Post Bank Co. Ltd.	60,600	514,355
Japan Post Holdings Co. Ltd.	358,300	3,041,407
Japan Post Insurance Co. Ltd.	60,300	1,069,031
Japan Prime Realty Investment Corp.	165	645,354
Japan Real Estate Investment Corp.	192	1,205,846
Japan Steel Works Ltd. (The)	24,800	610,076
Japan Tobacco Inc.	306,200	5,983,238
JCR Pharmaceuticals Co. Ltd.	23,200	654,538
Jeol Ltd.	13,400	871,391
JFE Holdings Inc.	123,600	1,502,945
JGC Holdings Corp.	76,400	687,804
JINS Holdings Inc.	12,400	812,064
JSR Corp.	53,700	1,800,023
JTEKT Corp.	68,600	651,775
Justsystems Corp.	12,000	697,167
Kadokawa Corp.	27,800	1,085,540
Kagome Co. Ltd.	26,500	680,529
Kajima Corp.	120,400	1,549,884
Kakaku.com Inc.	42,600	1,162,518
Kaken Pharmaceutical Co. Ltd.	11,600	513,452
Kamigumi Co. Ltd.	40,500	854,662
Kanamoto Co. Ltd.	12,100	282,852
Kandenko Co. Ltd.	60,900	510,845
Kaneka Corp.	13,500	534,562
Kanematsu Corp.	34,300	474,560
Kansai Electric Power Co. Inc. (The)	184,800	1,743,195

Security	Shares	Value

Japan (continued)
Kansai Paint Co. Ltd.	49,800	$1,223,058
Kao Corp.	119,200	7,177,189
Katitas Co. Ltd.	25,100	748,636
Kato Sangyo Co. Ltd.	8,900	270,750
Kawasaki Heavy Industries Ltd.(a)	42,700	896,235
Kawasaki Kisen Kaisha Ltd.(a)	42,000	1,437,362
KDDI Corp.	434,000	13,273,283
Keihan Holdings Co. Ltd.	14,600	401,382
Keikyu Corp.	62,400	741,335
Keio Corp.	19,300	1,081,074
Keisei Electric Railway Co. Ltd.	40,500	1,206,194
Kenedix Office Investment Corp.	83	612,041
Kenedix Residential Next Investment Corp.	348	753,377
Kenedix Retail REIT Corp.	290	804,897
Kewpie Corp.	34,200	769,052
Keyence Corp.	51,800	28,852,729
KH Neochem Co. Ltd.	13,700	323,956
Kikkoman Corp.	44,100	2,700,548
Kinden Corp.	61,900	1,003,786
Kintetsu Group Holdings Co. Ltd.(a)	42,300	1,429,357
Kirin Holdings Co. Ltd.	210,800	3,855,700
Kissei Pharmaceutical Co. Ltd.	9,400	193,387
Kitz Corp.	76,600	554,678
Kiyo Bank Ltd. (The)	44,100	588,404
Kobayashi Pharmaceutical Co. Ltd.	8,200	654,073
Kobe Bussan Co. Ltd.	29,200	983,175
Kobe Steel Ltd.	118,300	789,360
Koei Tecmo Holdings Co. Ltd.	28,690	1,347,953
Koito Manufacturing Co. Ltd.	19,600	1,199,531
Kokuyo Co. Ltd.	31,400	509,494
Komatsu Ltd.	247,700	6,207,121
KOMEDA Holdings Co. Ltd.	23,700	444,316
Konami Holdings Corp.	20,100	1,113,249
Konica Minolta Inc.	304,400	1,565,363
Kose Corp.	6,400	1,011,269
Kotobuki Spirits Co. Ltd.	8,600	515,733
K’s Holdings Corp.	70,600	834,116
Kubota Corp.	283,900	5,936,763
Kumagai Gumi Co. Ltd.	12,400	318,889
Kuraray Co. Ltd.	74,300	689,919
Kureha Corp.	5,600	368,117
Kurita Water Industries Ltd.	10,600	514,827
Kusuri no Aoki Holdings Co. Ltd.	8,500	569,255
Kyocera Corp.	84,100	5,196,696
KYORIN Holdings Inc.	23,100	374,321
Kyoritsu Maintenance Co. Ltd.	9,800	323,940
Kyowa Exeo Corp.	27,800	691,033
Kyowa Kirin Co. Ltd.	61,100	1,988,874
Kyudenko Corp.	14,500	516,740
Kyushu Electric Power Co. Inc.	108,400	819,416
Kyushu Financial Group Inc.	133,800	477,441
Kyushu Railway Co.	38,700	872,686
LaSalle Logiport REIT	567	1,038,850
Lasertec Corp.	19,900	3,735,858
Lawson Inc.	14,400	723,745
Leopalace21 Corp.(a)	111,700	152,405
Lintec Corp.	13,300	289,942
Lion Corp.	60,500	1,047,205
Lixil Corp.	64,800	1,768,397
M3 Inc.	123,300	8,064,643

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mabuchi Motor Co. Ltd.	14,200	$534,039
Macnica Fuji Electronics Holdings Inc.	43,300	1,112,874
Maeda Corp.	52,100	438,013
Maeda Road Construction Co. Ltd.	15,900	303,620
Makino Milling Machine Co. Ltd.	12,800	482,932
Makita Corp.	61,600	3,203,135
Mandom Corp.	17,400	295,010
Mani Inc.	23,200	495,196
Marubeni Corp.	440,600	3,750,127
Maruha Nichiro Corp.	16,900	374,695
Marui Group Co. Ltd.	52,800	924,903
Maruichi Steel Tube Ltd.	21,500	518,666
Maruwa Co. Ltd./Aichi	6,800	666,052
Maruzen Showa Unyu Co. Ltd.	9,000	284,451
Matsui Securities Co. Ltd.	44,200	317,632
Matsumotokiyoshi Holdings Co. Ltd.	14,700	653,151
Mazda Motor Corp.(a)	127,300	1,255,802
McDonald’s Holdings Co. Japan Ltd.(b)	10,100	455,165
Mebuki Financial Group Inc.	449,500	962,024
Medipal Holdings Corp.	52,400	986,860
Megmilk Snow Brand Co. Ltd.	18,200	342,061
Meidensha Corp.	16,300	354,107
MEIJI Holdings Co. Ltd.	28,200	1,745,601
Meitec Corp.	8,800	497,050
Menicon Co. Ltd.	9,400	687,092
Mercari Inc.(a)	26,500	1,387,031
Milbon Co. Ltd.	9,800	540,624
Minebea Mitsumi Inc.	82,700	2,232,975
Mirai Corp.	1,050	540,173
Mirait Holdings Corp.	28,100	554,067
Misumi Group Inc.	66,700	2,324,838
Mitsubishi Chemical Holdings Corp.	326,900	2,742,986
Mitsubishi Corp.	337,900	9,477,677
Mitsubishi Electric Corp.	485,300	6,584,181
Mitsubishi Estate Co. Ltd.	287,400	4,508,420
Mitsubishi Estate Logistics REIT Investment Corp.	187	862,126
Mitsubishi Gas Chemical Co. Inc.	61,500	1,281,100
Mitsubishi HC Capital Inc.	231,530	1,262,840
Mitsubishi Heavy Industries Ltd.	67,700	1,956,071
Mitsubishi Logistics Corp.	21,200	629,820
Mitsubishi Materials Corp.	48,300	1,007,719
Mitsubishi Motors Corp.(a)	510,800	1,435,207
Mitsubishi UFJ Financial Group Inc.	3,247,800	17,157,079
Mitsui & Co. Ltd.	423,400	9,718,049
Mitsui Chemicals Inc.	47,000	1,498,779
Mitsui Fudosan Co. Ltd.	248,100	5,802,378
Mitsui Fudosan Logistics Park Inc.	299	1,673,452
Mitsui Mining & Smelting Co. Ltd.	18,300	521,087
Mitsui OSK Lines Ltd.	37,400	1,940,598
Miura Co. Ltd.	14,100	622,638
Mixi Inc.	14,500	365,235
Mizuho Financial Group Inc.	627,650	8,968,873
Mizuho Leasing Co. Ltd.	16,700	554,255
Mochida Pharmaceutical Co. Ltd.	16,900	555,189
Money Forward Inc.(a)	17,800	1,097,116
MonotaRO Co. Ltd.	77,100	1,773,511
Mori Hills REIT Investment Corp.	462	679,529
Mori Trust Hotel Reit Inc.	429	534,091
Mori Trust Sogo REIT Inc.	325	468,869
Morinaga & Co. Ltd./Japan	15,200	482,240

Security	Shares	Value

Japan (continued)
Morinaga Milk Industry Co. Ltd.	16,600	$930,153
MOS Food Services Inc.	19,200	550,119
MS&AD Insurance Group Holdings Inc.	107,500	3,322,938
Murata Manufacturing Co. Ltd.	156,600	12,995,565
Nabtesco Corp.	23,400	886,309
Nachi-Fujikoshi Corp.	8,100	329,885
Nagase & Co. Ltd.	32,100	491,275
Nagoya Railroad Co. Ltd.(a)	53,300	897,555
Nakanishi Inc.	27,700	575,116
Nankai Electric Railway Co. Ltd.	40,300	855,773
NEC Corp.	59,000	2,992,304
NEC Networks & System Integration Corp.	52,700	934,558
NET One Systems Co. Ltd.	29,800	1,021,975
Nexon Co. Ltd.	128,700	2,648,145
NGK Insulators Ltd.	63,900	1,023,349
NGK Spark Plug Co. Ltd.	44,100	649,468
NH Foods Ltd.	13,000	524,344
NHK Spring Co. Ltd.	68,200	526,933
Nichias Corp.	19,300	490,639
Nichirei Corp.	9,600	262,651
Nidec Corp.	121,600	13,648,809
Nifco Inc./Japan	23,900	794,361
Nihon Kohden Corp.	25,100	766,784
Nihon M&A Center Inc.	94,000	2,617,807
Nihon Parkerizing Co. Ltd.	31,800	327,605
Nihon Unisys Ltd.	22,400	675,448
Nikkon Holdings Co. Ltd.	44,600	982,275
Nikon Corp.	88,200	821,085
Nintendo Co. Ltd.	31,300	16,091,422
Nippn Corp., New	15,000	215,652
Nippo Corp.	42,700	1,186,163
Nippon Accommodations Fund Inc.	124	758,963
Nippon Building Fund Inc.	427	2,759,551
Nippon Ceramic Co. Ltd.	8,500	225,300
Nippon Densetsu Kogyo Co. Ltd.	14,800	259,011
Nippon Electric Glass Co. Ltd.	37,500	851,506
Nippon Express Co. Ltd.	12,000	876,597
Nippon Gas Co. Ltd.	38,700	611,268
Nippon Kayaku Co. Ltd.	49,000	508,128
Nippon Light Metal Holdings Co. Ltd.	43,670	768,735
Nippon Paint Holdings Co. Ltd.	198,400	2,532,414
Nippon Paper Industries Co. Ltd.	34,800	406,789
Nippon Prologis REIT Inc.	572	1,910,230
Nippon REIT Investment Corp.	167	692,764
Nippon Sanso Holdings Corp.	51,600	1,142,220
Nippon Seiki Co. Ltd.	43,300	502,213
Nippon Shinyaku Co. Ltd.	7,000	526,620
Nippon Shokubai Co. Ltd.	8,700	418,476
Nippon Soda Co. Ltd.	10,100	324,191
Nippon Steel Corp.	231,400	4,014,165
Nippon Suisan Kaisha Ltd.	81,000	420,219
Nippon Telegraph & Telephone Corp.	340,600	8,722,123
Nippon Yusen KK	39,500	2,134,264
Nipro Corp.	40,300	500,554
Nishimatsu Construction Co. Ltd.	39,900	1,297,430
Nishi-Nippon Financial Holdings Inc.	41,600	233,886
Nishi-Nippon Railroad Co. Ltd.	20,500	491,410
Nissan Chemical Corp.	38,200	1,872,322
Nissan Motor Co. Ltd.(a)	629,000	3,650,614
Nisshin Oillio Group Ltd. (The)	17,300	476,400

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nisshin Seifun Group Inc.	54,300	$875,456
Nisshinbo Holdings Inc.	43,700	367,671
Nissin Foods Holdings Co. Ltd.	16,700	1,188,378
Nitori Holdings Co. Ltd.	18,000	3,421,368
Nitta Corp.	12,000	289,149
Nitto Boseki Co. Ltd.	8,300	253,939
Nitto Denko Corp.	42,700	3,172,543
Nittoku Co. Ltd.	15,400	539,502
Noevir Holdings Co. Ltd.	9,000	449,555
NOF Corp.	10,600	539,162
NOK Corp.	36,300	480,162
Nomura Co. Ltd.	40,400	314,940
Nomura Holdings Inc.	832,600	4,169,313
Nomura Real Estate Holdings Inc.	30,500	756,292
Nomura Real Estate Master Fund Inc.	719	1,142,473
Nomura Research Institute Ltd.	69,700	2,242,935
NS Solutions Corp.	13,800	439,317
NSD Co. Ltd.	30,500	522,925
NSK Ltd.	122,900	1,014,277
NTN Corp.(a)	307,300	788,568
NTT Data Corp.	134,200	2,078,695
NTT UD REIT Investment Corp.	663	962,836
Obayashi Corp.	122,900	1,004,984
OBIC Business Consultants Co. Ltd.	8,400	429,976
Obic Co. Ltd.	16,000	2,812,054
Odakyu Electric Railway Co. Ltd.	66,900	1,596,644
Ogaki Kyoritsu Bank Ltd. (The)	14,000	235,883
Ohsho Food Service Corp.	9,800	525,142
Oji Holdings Corp.	250,800	1,445,983
Oki Electric Industry Co. Ltd.	40,400	377,466
Okinawa Electric Power Co. Inc. (The)	20,200	258,148
OKUMA Corp.	7,000	350,681
Okumura Corp.	39,600	1,076,252
Olympus Corp.	320,100	6,587,449
Omron Corp.	50,000	4,278,751
One REIT Inc.	152	474,634
Ono Pharmaceutical Co. Ltd.	75,400	1,721,243
Open House Co. Ltd.	27,600	1,395,449
Oracle Corp. Japan	7,000	522,900
Organo Corp.	5,100	292,838
Oriental Land Co. Ltd.	54,500	7,466,519
ORIX Corp.	341,200	5,969,429
Orix JREIT Inc.	645	1,230,714
Osaka Gas Co. Ltd.	73,100	1,365,706
OSG Corp.	33,200	620,998
Otsuka Corp.	17,000	883,330
Otsuka Holdings Co. Ltd.	103,600	4,118,002
Outsourcing Inc.	77,400	1,481,499
Paltac Corp.	9,300	431,910
Pan Pacific International Holdings Corp.	120,200	2,509,059
Panasonic Corp.	611,900	7,388,731
Paramount Bed Holdings Co. Ltd.	17,600	314,584
Park24 Co. Ltd.(a)	69,800	1,316,119
Penta-Ocean Construction Co. Ltd.	84,000	569,205
PeptiDream Inc.(a)	21,900	903,851
Persol Holdings Co. Ltd.	62,200	1,254,908
Pigeon Corp.	13,500	388,708
Pilot Corp.	11,800	405,574
PKSHA Technology Inc.(a)(b)	9,400	171,764
Pola Orbis Holdings Inc.	60,600	1,448,605

Security	Shares	Value

Japan (continued)
Prestige International Inc.	63,700	$407,838
Prima Meat Packers Ltd.	13,100	355,203
Rakus Co. Ltd.	50,000	1,407,468
Rakuten Group Inc.	244,400	2,689,391
Recruit Holdings Co. Ltd.	371,000	19,229,160
Relo Group Inc.	32,000	706,203
Renesas Electronics Corp.(a)	314,200	3,410,213
Rengo Co. Ltd.	52,700	448,659
RENOVA Inc.(a)	24,400	1,101,314
Resona Holdings Inc.	618,500	2,322,269
Resorttrust Inc.	32,100	527,596
Ricoh Co. Ltd.	191,100	2,088,120
Rinnai Corp.	5,000	464,497
Rock Field Co. Ltd.	44,900	598,069
Rohm Co. Ltd.	14,800	1,443,859
Rohto Pharmaceutical Co. Ltd.	32,400	854,164
Rorze Corp.	12,600	972,320
Round One Corp.	31,000	302,141
RPA Holdings Inc.(a)	24,900	146,070
RS Technologies Co. Ltd.	8,800	471,040
Ryohin Keikaku Co. Ltd.	62,100	1,259,772
Sakai Moving Service Co. Ltd.	6,200	299,109
Sakata Seed Corp.	17,700	579,632
San-A Co. Ltd.	7,400	276,005
SanBio Co. Ltd.(a)(b)	15,800	169,710
Sangetsu Corp.	36,100	524,593
San-in Godo Bank Ltd. (The)	109,100	543,250
Sanken Electric Co. Ltd.(a)	17,400	825,721
Sankyo Co. Ltd.	19,900	496,629
Sankyu Inc.	18,800	845,011
Sanrio Co. Ltd.(a)(b)	24,600	419,567
Sansan Inc.(a)	9,900	809,532
Santen Pharmaceutical Co. Ltd.	73,700	998,623
Sanwa Holdings Corp.	74,900	911,486
Sapporo Holdings Ltd.	21,000	446,561
Sato Holdings Corp.	41,000	1,047,331
Sawai Group Holdings Co. Ltd.	14,700	629,618
SBI Holdings Inc.	62,700	1,500,910
SCREEN Holdings Co. Ltd.	11,000	996,447
SCSK Corp.	4,800	289,296
Secom Co. Ltd.	53,100	4,019,168
Sega Sammy Holdings Inc.	80,400	1,014,115
Seibu Holdings Inc.(a)	69,900	788,718
Seiko Epson Corp.	64,700	1,113,223
Seino Holdings Co. Ltd.	45,100	574,012
Seiren Co. Ltd.	44,900	913,164
Sekisui Chemical Co. Ltd.	72,400	1,249,295
Sekisui House Ltd.	182,000	3,604,598
Senko Group Holdings Co. Ltd.	64,000	647,687
Seria Co. Ltd.	20,700	744,598
Seven & i Holdings Co. Ltd.	208,300	9,294,429
Seven Bank Ltd.	396,900	865,817
SG Holdings Co. Ltd.	79,600	2,140,367
Sharp Corp.	50,500	775,653
Shibaura Machine Co. Ltd.	10,400	247,155
SHIFT Inc.(a)	7,300	1,339,229
Shiga Bank Ltd. (The)	14,300	242,846
Shikoku Electric Power Co. Inc.	54,100	355,976
Shima Seiki Manufacturing Ltd.	16,100	268,022
Shimadzu Corp.	60,600	2,444,027

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Shimamura Co. Ltd.	9,900	$956,991
Shimano Inc.	18,100	4,633,220
Shimizu Corp.	116,800	860,179
Shin-Etsu Chemical Co. Ltd.	96,600	15,758,275
Shinko Electric Industries Co. Ltd.	49,600	1,685,943
Shinsei Bank Ltd.	96,400	1,275,019
Shionogi & Co. Ltd.	64,000	3,370,540
Ship Healthcare Holdings Inc.	23,600	595,140
Shiseido Co. Ltd.	108,200	7,231,620
Shizuoka Bank Ltd. (The)	124,400	898,375
SHO-BOND Holdings Co. Ltd.	13,200	557,588
Shochiku Co. Ltd.(a)	3,500	380,728
Showa Denko KK	28,300	812,034
Skylark Holdings Co. Ltd.(a)	61,000	821,609
SMC Corp.	13,800	8,203,736
SMS Co. Ltd.	27,100	759,082
Softbank Corp.	772,900	10,095,004
SoftBank Group Corp.	343,200	21,582,348
Sohgo Security Services Co. Ltd.	11,000	514,367
Sojitz Corp.	405,500	1,240,540
Sompo Holdings Inc.	70,800	2,927,018
Sony Group Corp.	344,300	35,967,807
Sosei Group Corp.(a)(b)	46,000	695,131
Sotetsu Holdings Inc.	46,300	915,894
Square Enix Holdings Co. Ltd.	16,900	876,885
Stanley Electric Co. Ltd.	12,600	328,771
Starts Corp. Inc.	12,300	321,939
Subaru Corp.	136,300	2,677,881
Sugi Holdings Co. Ltd.	10,600	782,243
SUMCO Corp.	65,000	1,503,341
Sumitomo Bakelite Co. Ltd.	19,300	840,110
Sumitomo Chemical Co. Ltd.	443,800	2,310,208
Sumitomo Corp.	286,400	3,892,149
Sumitomo Dainippon Pharma Co. Ltd.	58,800	1,018,138
Sumitomo Electric Industries Ltd.	230,700	3,277,489
Sumitomo Forestry Co. Ltd.	35,800	677,306
Sumitomo Heavy Industries Ltd.	38,600	1,069,133
Sumitomo Metal Mining Co. Ltd.	61,800	2,504,591
Sumitomo Mitsui Construction Co. Ltd.	70,100	309,594
Sumitomo Mitsui Financial Group Inc.	338,100	11,397,032
Sumitomo Mitsui Trust Holdings Inc.	70,800	2,324,070
Sumitomo Osaka Cement Co. Ltd.	12,700	363,174
Sumitomo Realty & Development Co. Ltd.	69,200	2,255,450
Sumitomo Rubber Industries Ltd.	66,100	889,649
Sumitomo Warehouse Co. Ltd. (The)	46,400	677,057
Sundrug Co. Ltd.	20,200	655,734
Suntory Beverage & Food Ltd.	17,100	599,568
Suruga Bank Ltd.	109,500	331,295
Suzuken Co. Ltd.	46,800	1,350,543
Suzuki Motor Corp.	101,000	4,109,235
Sysmex Corp.	46,600	5,544,960
Systena Corp.	25,200	467,080
T&D Holdings Inc.	135,700	1,736,247
Tadano Ltd.	63,800	656,534
Taiheiyo Cement Corp.	32,300	752,547
Taikisha Ltd.	11,700	369,554
Taisei Corp.	44,100	1,486,230
Taisho Pharmaceutical Holdings Co. Ltd.	10,500	588,032
Taiyo Holdings Co. Ltd.	6,700	309,590
Taiyo Yuden Co. Ltd.	29,900	1,534,493

Security	Shares	Value

Japan (continued)
Takara Bio Inc.	26,500	$662,442
Takara Holdings Inc.	81,400	947,188
Takasago Thermal Engineering Co. Ltd.	34,700	637,368
Takashimaya Co. Ltd.	62,800	651,662
Takeda Pharmaceutical Co. Ltd.	437,654	14,567,976
Takeuchi Manufacturing Co. Ltd.	24,600	613,323
Takuma Co. Ltd.	47,800	767,542
TDK Corp.	37,600	4,290,160
TechnoPro Holdings Inc.	33,300	832,870
Teijin Ltd.	48,600	731,769
Terumo Corp.	175,300	6,803,522
THK Co. Ltd.	11,700	335,196
TIS Inc.	53,600	1,390,183
TKC Corp.	15,200	451,224
Toagosei Co. Ltd.	60,700	634,089
Tobu Railway Co. Ltd.	47,800	1,242,990
Tocalo Co. Ltd.	52,300	657,157
Toda Corp.	65,400	466,147
Toei Co. Ltd.	2,700	487,121
Toho Co. Ltd.	15,100	657,371
Toho Gas Co. Ltd.	16,500	802,024
Toho Holdings Co. Ltd.	20,600	345,996
Tohoku Electric Power Co. Inc.	108,500	822,021
Tokai Carbon Co. Ltd.	52,400	692,170
TOKAI Holdings Corp.	48,300	395,808
Tokai Rika Co. Ltd.	52,600	819,736
Tokai Tokyo Financial Holdings Inc.	131,200	464,512
Tokio Marine Holdings Inc.	167,300	7,973,696
Tokuyama Corp.	20,100	425,650
Tokyo Century Corp.	11,200	616,370
Tokyo Electric Power Co. Holdings Inc.(a)	423,700	1,129,243
Tokyo Electron Ltd.	41,500	17,115,655
Tokyo Gas Co. Ltd.	75,300	1,425,332
Tokyo Ohka Kogyo Co. Ltd.	10,900	706,445
Tokyo Seimitsu Co. Ltd.	22,100	946,185
Tokyo Steel Manufacturing Co. Ltd.	111,000	1,115,003
Tokyo Tatemono Co. Ltd.	64,300	967,386
Tokyu Corp.	103,800	1,391,200
Tokyu Fudosan Holdings Corp.	134,500	759,299
Tokyu REIT Inc.	380	707,862
Tomy Co. Ltd.	65,300	573,615
Topcon Corp.	44,700	630,366
Toppan Inc.	66,100	1,121,259
Toray Industries Inc.	386,400	2,544,129
Toshiba Corp.	108,700	4,678,608
Toshiba TEC Corp.	14,100	568,065
Tosoh Corp.	63,600	1,116,120
Totetsu Kogyo Co. Ltd.	9,700	206,139
TOTO Ltd.	32,700	1,695,500
Toyo Ink SC Holdings Co. Ltd.	17,600	322,304
Toyo Seikan Group Holdings Ltd.	66,000	898,014
Toyo Suisan Kaisha Ltd.	12,400	473,399
Toyo Tire Corp.	32,500	613,665
Toyobo Co. Ltd.	30,300	384,508
Toyoda Gosei Co. Ltd.	20,900	491,269
Toyota Boshoku Corp.	23,500	474,080
Toyota Industries Corp.	42,400	3,556,726
Toyota Motor Corp.	571,300	51,288,729
Toyota Tsusho Corp.	42,600	2,011,353
Trancom Co. Ltd.	2,400	187,277

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Trend Micro Inc.	18,200	$947,548
Trusco Nakayama Corp.	23,200	613,265
TS Tech Co. Ltd.	29,200	434,417
Tsubaki Nakashima Co. Ltd.	74,900	1,129,084
Tsubakimoto Chain Co.	9,800	298,442
Tsumura & Co.	26,900	848,532
Tsuruha Holdings Inc.	5,200	613,937
Ube Industries Ltd.	46,200	927,904
Ulvac Inc.	19,400	944,682
Unicharm Corp.	106,800	4,286,667
United Urban Investment Corp.	659	969,375
Universal Entertainment Corp.(a)	14,700	317,384
Ushio Inc.	38,900	697,051
USS Co. Ltd.	62,100	1,081,033
Valor Holdings Co. Ltd.	13,600	288,819
Wacoal Holdings Corp.	19,100	435,025
Wacom Co. Ltd.	104,400	604,928
Welcia Holdings Co. Ltd.	15,200	517,403
West Japan Railway Co.	44,000	2,390,626
Yakult Honsha Co. Ltd.	34,500	2,038,775
Yamada Holdings Co. Ltd.	230,700	1,089,930
Yamaguchi Financial Group Inc.	75,700	435,189
Yamaha Corp.	31,500	1,745,541
Yamaha Motor Co. Ltd.	66,100	1,655,189
Yamato Holdings Co. Ltd.	72,000	2,075,049
Yamato Kogyo Co. Ltd.	19,500	663,099
Yamazaki Baking Co. Ltd.	49,800	683,754
Yaoko Co. Ltd.	6,700	404,312
Yaskawa Electric Corp.	62,100	3,074,987
Yokogawa Electric Corp.	60,700	933,820
Yokohama Rubber Co. Ltd. (The)	77,400	1,545,558
Yoshinoya Holdings Co. Ltd.(a)	19,500	370,910
Z Holdings Corp.	730,100	3,654,281
Zenkoku Hosho Co. Ltd.	17,000	771,305
Zensho Holdings Co. Ltd.	35,400	898,109
Zeon Corp.	42,100	575,224
Zojirushi Corp.	15,400	213,746
ZOZO Inc.	41,700	1,420,248

		1,301,735,597

Netherlands — 5.0%
Aalberts NV	38,235	2,330,923
ABN AMRO Bank NV, CVA(a)(c)	108,289	1,262,283
Adyen NV(a)(c)	5,383	14,588,194
Aegon NV	449,536	1,913,944
AerCap Holdings NV(a)	36,850	1,953,050
Akzo Nobel NV	51,704	6,386,851
Arcadis NV	21,707	961,306
ArcelorMittal SA	195,029	6,811,470
Argenx SE(a)	13,655	4,169,907
ASM International NV	12,457	4,421,114
ASML Holding NV	114,404	87,448,559
ASR Nederland NV	48,775	2,004,487
Basic-Fit NV(a)(c)	17,500	808,873
BE Semiconductor Industries NV	16,857	1,479,346
Boskalis Westminster	22,370	703,963
Corbion NV	11,203	613,303
Davide Campari-Milano NV	166,588	2,341,983
Eurocommercial Properties NV	15,232	382,101
Euronext NV(c)	22,865	2,543,644
EXOR NV	30,579	2,512,240

Security	Shares	Value

Netherlands (continued)
Flow Traders(c)	28,781	$1,170,369
Heineken Holding NV	35,306	3,473,154
Heineken NV	69,644	8,110,164
IMCD NV	18,686	3,237,575
ING Groep NV	1,036,606	13,300,373
InPost SA(a)	46,698	915,655
Intertrust NV(a)(c)	22,906	378,183
Just Eat Takeaway.com NV(a)(c)	51,268	4,549,982
Koninklijke Ahold Delhaize NV	281,253	8,742,703
Koninklijke BAM Groep NV(a)	71,450	202,000
Koninklijke DSM NV	47,953	9,666,429
Koninklijke KPN NV	1,009,121	3,311,301
Koninklijke Philips NV	240,938	11,109,515
Koninklijke Vopak NV	21,539	912,016
NN Group NV	81,805	4,067,047
NSI NV	3,323	138,164
OCI NV(a)	30,559	741,329
Pharming Group NV(a)(b)	405,679	461,916
PostNL NV	143,542	776,790
Prosus NV	135,965	12,130,578
QIAGEN NV(a)	64,278	3,444,858
Randstad NV	36,920	2,678,567
Rhi Magnesita NV	15,042	791,174
Royal Dutch Shell PLC, Class A	1,119,169	22,496,365
Royal Dutch Shell PLC, Class B	979,533	19,354,760
SBM Offshore NV	51,558	748,432
Shop Apotheke Europe NV(a)(c)	8,576	1,285,684
Signify NV(c)	39,782	2,228,538
Stellantis NV	562,434	10,785,523
TKH Group NV	11,733	623,772
Wolters Kluwer NV	71,656	8,169,024

		305,639,481

New Zealand — 0.4%
a2 Milk Co. Ltd. (The)(a)(b)	214,320	931,834
Auckland International Airport Ltd.(a)	333,840	1,684,339
Chorus Ltd.	120,900	518,954
Contact Energy Ltd.	212,097	1,205,578
Fisher & Paykel Healthcare Corp. Ltd.	166,889	3,673,540
Fletcher Building Ltd.	316,633	1,685,977
Goodman Property Trust	351,508	596,415
Infratil Ltd.	328,375	1,672,720
Mercury NZ Ltd.	144,663	665,601
Meridian Energy Ltd.	370,434	1,346,859
Ryman Healthcare Ltd.	166,800	1,532,045
SKYCITY Entertainment Group Ltd.(a)	231,018	518,260
Spark New Zealand Ltd.	529,866	1,748,965
Summerset Group Holdings Ltd.	74,484	670,062
Xero Ltd.(a)	35,221	3,654,260
Z Energy Ltd.	191,041	392,524

		22,497,933

Norway — 0.8%
Adevinta ASA(a)	72,878	1,401,254
Aker ASA, Class A	9,959	763,559
Atea ASA	24,448	466,006
Austevoll Seafood ASA	54,758	690,349
Bakkafrost P/F	12,163	1,033,640
Bank Norwegian ASA	40,124	470,034
Borregaard ASA	29,612	770,906
DNB Bank ASA	263,081	5,391,303

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
DNO ASA(a)	195,130	$184,746
Entra ASA(c)	31,513	768,318
Equinor ASA	261,234	5,088,626
Gjensidige Forsikring ASA	60,904	1,393,672
Kahoot! ASA(a)	152,631	679,270
Kongsberg Gruppen ASA	32,363	926,907
Leroy Seafood Group ASA	127,992	1,166,081
Mowi ASA	112,075	2,855,646
NEL ASA(a)	327,963	626,339
Nordic Semiconductor ASA(a)	47,945	1,569,951
Norsk Hydro ASA	416,008	2,767,698
Orkla ASA	171,016	1,553,236
Salmar ASA	14,934	990,599
Scatec ASA(c)	37,783	811,783
Schibsted ASA, Class A	7,807	413,798
Schibsted ASA, Class B	40,147	1,855,857
SpareBank 1 SMN	69,540	965,013
SpareBank 1 SR-Bank ASA	80,974	1,060,011
Storebrand ASA	184,446	1,583,661
Subsea 7 SA	78,263	626,585
Telenor ASA	211,685	3,675,305
TGS ASA	55,539	635,421
Tomra Systems ASA	42,826	2,474,794
Veidekke ASA	25,736	331,504
Yara International ASA	51,738	2,726,930

		48,718,802

Portugal — 0.2%
Banco Comercial Portugues SA, Class R(a)	2,693,605	383,399
EDP - Energias de Portugal SA	823,585	4,271,910
EDP Renovaveis SA	68,935	1,619,127
Galp Energia SGPS SA	161,360	1,573,537
Jeronimo Martins SGPS SA	67,535	1,375,947
Navigator Co. SA (The)	73,594	265,049
NOS SGPS SA	60,288	223,418
REN - Redes Energeticas Nacionais SGPS SA	133,511	372,979
Sonae SGPS SA	526,471	519,731

		10,605,097

Singapore — 1.0%
Ascendas REIT	493,212	1,135,000
Ascott Residence Trust	592,653	450,740
CapitaLand China Trust(b)	313,180	323,587
CapitaLand Integrated Commercial Trust	992,794	1,573,157
CapitaLand Ltd.	730,500	2,170,291
CDL Hospitality Trusts	313,300	279,503
City Developments Ltd.	181,700	916,586
ComfortDelGro Corp. Ltd.	761,000	882,845
DBS Group Holdings Ltd.	498,000	11,143,420
ESR-REIT	862,851	283,382
Frasers Centrepoint Trust	296,819	530,293
Frasers Logistics & Commercial Trust	1,506,787	1,687,565
Genting Singapore Ltd.	2,363,300	1,410,178
Golden Agri-Resources Ltd.	2,311,500	391,434
Keppel Corp. Ltd.	428,900	1,733,951
Keppel DC REIT	360,350	701,564
Keppel Infrastructure Trust	3,296,300	1,338,031
Keppel REIT	554,200	491,268
Manulife US Real Estate Investment Trust	414,916	315,537
Mapletree Industrial Trust	221,940	491,412
Mapletree Logistics Trust	1,474,273	2,295,397

Security	Shares	Value

Singapore (continued)
Mapletree North Asia Commercial Trust	626,500	$467,119
NetLink NBN Trust(b)	1,747,200	1,256,883
OUE Commercial Real Estate Investment Trust	827,648	265,712
Oversea-Chinese Banking Corp. Ltd.(b)	938,100	8,487,210
Parkway Life REIT	132,900	455,114
SATS Ltd.(a)	200,300	592,323
Sea Ltd., ADR(a)	4,872	1,345,452
Sembcorp Industries Ltd.	892,100	1,376,108
Sembcorp Marine Ltd.(a)(b)	3,365,688	285,240
Silverlake Axis Ltd.	3,639,600	710,793
Singapore Airlines Ltd.(a)	348,300	1,305,782
Singapore Exchange Ltd.	82,500	721,874
Singapore Post Ltd.(b)	424,600	200,637
Singapore Press Holdings Ltd.(b)	466,900	647,815
Singapore Technologies Engineering Ltd.	390,500	1,153,216
Singapore Telecommunications Ltd.	2,196,500	3,681,525
Starhill Global REIT	482,700	220,944
Suntec REIT	548,300	590,048
United Overseas Bank Ltd.	316,500	6,119,078
UOL Group Ltd.	144,200	775,013
Venture Corp. Ltd.	72,000	1,009,933
Wilmar International Ltd.	588,000	1,883,101
Yangzijiang Shipbuilding Holdings Ltd.	692,800	701,063

		64,797,124

Spain — 2.1%
Acciona SA	3,898	597,615
Acerinox SA	47,277	631,990
ACS Actividades de Construccion y Servicios SA	68,914	1,812,665
Aena SME SA(a)(c)	18,975	3,021,707
Almirall SA	30,165	478,625
Amadeus IT Group SA(a)	124,217	8,146,247
Applus Services SA	38,153	367,277
Banco Bilbao Vizcaya Argentaria SA	1,812,786	11,604,509
Banco de Sabadell SA(a)	1,562,302	1,086,189
Banco Santander SA	4,638,207	16,990,460
Bankinter SA	219,778	1,200,664
Befesa SA(c)	12,772	1,002,807
CaixaBank SA	1,289,394	3,829,382
Cellnex Telecom SA(c)	135,342	8,826,545
Cia. de Distribucion Integral Logista Holdings SA	20,542	442,803
Cie. Automotive SA	18,150	541,090
Construcciones y Auxiliar de Ferrocarriles SA(a)	19,113	810,810
Ebro Foods SA	16,428	333,240
Enagas SA	23,187	532,548
Endesa SA	75,860	1,842,686
Faes Farma SA	99,655	388,930
Ferrovial SA	151,181	4,486,320
Fluidra SA	37,267	1,510,756
Gestamp Automocion SA(a)(c)	53,591	262,069
Grifols SA	80,520	2,047,770
Grupo Catalana Occidente SA	31,664	1,185,062
Iberdrola SA	1,573,819	18,941,048
Indra Sistemas SA(a)	44,978	470,851
Industria de Diseno Textil SA	301,756	10,234,466
Inmobiliaria Colonial Socimi SA	99,960	1,066,012
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	235,323	474,423
Mapfre SA	692,518	1,426,678
Mediaset Espana Comunicacion SA(a)	55,919	332,664
Melia Hotels International SA(a)	36,156	249,472

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Merlin Properties Socimi SA	112,183	$1,258,249
Naturgy Energy Group SA	78,517	2,026,525
Neinor Homes SA(c)	9,956	144,902
Pharma Mar SA	9,412	804,783
Prosegur Cia. de Seguridad SA	77,588	265,066
Red Electrica Corp. SA	57,325	1,135,537
Repsol SA	430,659	4,716,970
Sacyr SA	106,945	260,032
Siemens Gamesa Renewable Energy SA(a)	73,278	2,043,639
Solaria Energia y Medio Ambiente SA(a)	69,456	1,341,779
Tecnicas Reunidas SA(a)(b)	14,680	124,117
Telefonica SA	1,407,056	6,437,064
Viscofan SA	11,147	774,075
Zardoya Otis SA	48,518	328,796

		128,837,914

Sweden — 3.8%
AAK AB	57,695	1,375,417
AddTech AB, Class B	60,874	1,266,636
AFRY AB	24,241	826,096
Alfa Laval AB	91,896	3,837,660
Arjo AB, Class B	62,317	787,174
Assa Abloy AB, Class B	276,425	8,866,684
Atlas Copco AB, Class A	185,551	12,566,443
Atlas Copco AB, Class B	102,521	5,829,173
Avanza Bank Holding AB	39,870	1,291,341
Axfood AB	31,577	854,685
Beijer Ref AB	65,218	1,377,168
BHG Group AB(a)	79,429	1,225,335
BillerudKorsnas AB	29,760	643,777
Boliden AB	80,449	3,135,255
Bonava AB, Class B	30,115	322,097
Bravida Holding AB(c)	58,401	903,654
Bure Equity AB	23,082	1,245,311
Castellum AB	73,747	2,065,438
CELLINK AB, Class B(a)	21,067	1,375,402
Corem Property Group AB, Class B	207,263	526,079
Dios Fastigheter AB	25,270	286,946
Dometic Group AB(c)	80,939	1,373,808
Electrolux AB, Series B	77,672	2,039,927
Electrolux Professional AB, Class B(a)	199,777	1,485,014
Elekta AB, Class B	114,864	1,676,498
Embracer Group AB(a)	72,105	1,866,185
Epiroc AB, Class A	213,406	4,971,213
Epiroc AB, Class B	93,473	1,878,009
EQT AB	72,420	3,490,798
Essity AB, Class B	168,478	5,512,216
Evolution AB(c)	46,014	8,006,446
Fabege AB	90,980	1,575,518
Fastighets AB Balder, Class B(a)	25,326	1,747,710
Fortnox AB	34,713	1,862,188
Getinge AB, Class B	68,148	2,961,510
Granges AB	33,115	437,769
H & M Hennes & Mauritz AB, Class B(a)	210,785	4,406,822
Hexagon AB, Class B	563,640	9,330,270
Hexpol AB	114,792	1,562,887
Holmen AB, Class B	16,209	853,276
Hufvudstaden AB, Class A	34,396	628,706
Husqvarna AB, Class B	144,124	2,016,818
ICA Gruppen AB	29,217	1,444,151
Industrivarden AB, Class A	6,106	243,628

Security	Shares	Value

Sweden (continued)
Industrivarden AB, Class C	55,840	$2,137,553
Indutrade AB	55,156	1,799,098
Instalco AB	20,597	1,109,177
Intrum AB	19,648	608,797
Investment AB Latour, Class B	32,824	1,282,827
Investor AB, Class B	512,478	12,691,272
JM AB	20,181	712,138
Kindred Group PLC	70,784	1,158,630
Kinnevik AB, Class B	69,809	3,043,379
Kungsleden AB	51,656	697,276
L E Lundbergforetagen AB, Class B	12,414	885,837
Lifco AB, Class B	61,766	1,811,591
Lindab International AB	26,756	780,879
Loomis AB	25,857	867,166
Lundin Energy AB	64,824	2,020,847
Millicom International Cellular SA, SDR(a)	33,585	1,340,258
MIPS AB	12,586	1,329,093
Modern Times Group MTG AB, Class B(a)	31,877	452,859
Mycronic AB	23,654	694,689
NCC AB, Class B	26,370	468,582
Nibe Industrier AB, Class B	371,017	4,433,646
Nolato AB, Class B	58,491	649,261
Nordic Entertainment Group AB, Class B(a)	18,850	1,006,608
Nyfosa AB	59,456	919,978
Pandox AB(a)	29,679	496,811
Peab AB, Class B	51,356	598,890
PowerCell Sweden AB(a)	19,386	426,240
Resurs Holding AB(c)	44,477	214,525
Saab AB, Class B	50,408	1,529,520
Sagax AB, Class B	50,667	1,777,879
Samhallsbyggnadsbolaget i Norden AB	324,941	1,628,027
Sandvik AB	310,855	8,105,947
Securitas AB, Class B	92,883	1,637,846
Sinch AB.(a)(c)	139,963	2,822,455
Skandinaviska Enskilda Banken AB, Class A	397,723	5,379,179
Skanska AB, Class B	102,603	2,896,447
SKF AB, Class B	109,561	2,915,051
SSAB AB, Class B(a)	210,177	1,074,390
Stillfront Group AB(a)	110,000	838,934
Svenska Cellulosa AB SCA, Class B	182,816	3,400,403
Svenska Handelsbanken AB, Class A	372,325	4,195,843
Sweco AB, Class B	52,285	836,351
Swedbank AB, Class A	239,652	4,666,892
Swedish Match AB	473,134	4,236,899
Swedish Orphan Biovitrum AB(a)	68,572	1,340,120
Tele2 AB, Class B	164,010	2,409,144
Telefonaktiebolaget LM Ericsson, Class B	797,920	9,203,349
Telia Co. AB	634,548	2,783,322
Thule Group AB(c)	49,626	2,505,564
Trelleborg AB, Class B	40,382	998,228
Vitrolife AB	18,164	1,034,760
Volvo AB, Class A	21,242	516,487
Volvo AB, Class B	414,499	9,774,615
Wallenstam AB, Class B	61,803	1,037,790
Wihlborgs Fastigheter AB	57,899	1,348,967

		237,511,454

Switzerland — 8.5%
ABB Ltd., Registered	485,872	17,762,680
Adecco Group AG, Registered	47,856	2,865,911
Alcon Inc.	139,255	10,137,632

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Allreal Holding AG, Registered	1,730	$357,898
ALSO Holding AG, Registered	1,849	568,896
Bachem Holding AG, Class B, Registered	1,883	1,246,740
Baloise Holding AG, Registered	14,007	2,208,491
Barry Callebaut AG, Registered	991	2,511,824
Belimo Holding AG, Registered	2,570	1,327,331
BKW AG	5,949	655,332
Bossard Holding AG, Class A, Registered	2,078	673,113
Bucher Industries AG, Registered	793	441,319
Burckhardt Compression Holding AG	1,216	477,095
Bystronic AG, Registered	424	583,414
Cembra Money Bank AG	5,339	554,642
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	263	2,946,901
Chocoladefabriken Lindt & Spruengli AG, Registered	25	2,897,831
Cie. Financiere Richemont SA, Class A, Registered	146,274	18,718,565
Clariant AG, Registered	70,337	1,463,255
Coca-Cola HBC AG, Class DI	52,539	1,984,023
Credit Suisse Group AG, Registered	675,785	6,784,407
Daetwyler Holding AG, Bearer	2,230	809,562
DKSH Holding AG	6,920	584,993
dormakaba Holding AG	925	639,890
Dufry AG, Registered(a)	16,543	875,253
Emmi AG, Registered	871	959,124
EMS-Chemie Holding AG, Registered	2,235	2,477,631
Flughafen Zurich AG, Registered(a)	6,539	1,050,735
Forbo Holding AG, Registered	361	772,666
Galenica AG(c)	4,553	345,632
Geberit AG, Registered	10,918	8,964,526
Georg Fischer AG, Registered	1,224	1,980,993
Givaudan SA, Registered	2,570	12,827,494
Gurit Holding AG, Bearer	211	477,507
Helvetia Holding AG, Registered	10,774	1,171,824
Holcim Ltd.	144,106	8,447,659
Huber + Suhner AG, Registered	6,116	520,152
Idorsia Ltd.(a)(b)	38,688	955,677
Inficon Holding AG, Registered	537	646,951
Interroll Holding AG, Registered	173	790,661
Intershop Holding AG	419	289,093
Julius Baer Group Ltd.	67,920	4,482,853
Kardex Holding AG, Registered	2,453	659,754
Kuehne + Nagel International AG, Registered	15,968	5,386,533
Landis+Gyr Group AG	6,840	541,371
Logitech International SA, Registered	48,314	5,308,230
Lonza Group AG, Registered	21,009	16,358,140
Mobilezone Holding AG, Registered	24,578	295,704
Mobimo Holding AG, Registered	1,969	675,495
Nestle SA, Registered	775,613	98,215,605
Novartis AG, Registered	605,234	55,971,061
OC Oerlikon Corp. AG, Registered	133,616	1,512,467
Partners Group Holding AG	5,774	9,864,093
PSP Swiss Property AG, Registered	10,758	1,455,859
Roche Holding AG, Bearer	9,069	3,892,647
Roche Holding AG, NVS	190,819	73,715,683
Schindler Holding AG, Participation Certificates, NVS	11,377	3,683,138
Schindler Holding AG, Registered	7,446	2,320,186
Schweiter Technologies AG, Bearer	343	536,926
SFS Group AG	4,962	740,041
SGS SA, Registered	1,355	4,385,693
Siegfried Holding AG, Registered	1,281	1,296,220

Security	Shares	Value

Switzerland (continued)
Siemens Energy AG(a)	104,918	$2,854,277
SIG Combibloc Group AG	78,261	2,309,151
Sika AG, Registered	40,510	14,270,474
Softwareone Holding AG	26,579	682,165
Sonova Holding AG, Registered	15,686	6,158,871
St. Galler Kantonalbank AG, Class A, Registered	897	417,147
Stadler Rail AG(b)	13,598	596,850
STMicroelectronics NV	185,125	7,618,587
Straumann Holding AG, Registered	3,057	5,667,734
Sulzer AG, Registered	6,206	910,659
Swatch Group AG (The), Bearer	10,195	3,400,877
Swatch Group AG (The), Registered	1,642	106,638
Swiss Life Holding AG, Registered	8,714	4,494,706
Swiss Prime Site AG, Registered	25,916	2,759,610
Swiss Re AG	82,342	7,465,168
Swisscom AG, Registered	7,506	4,511,119
Tecan Group AG, Registered	4,013	2,314,173
Temenos AG, Registered	19,074	3,029,875
UBS Group AG, Registered	1,005,310	16,563,262
Valiant Holding AG, Registered	7,810	812,252
Valora Holding AG, Registered(a)	1,761	398,670
VAT Group AG(c)	7,770	3,050,151
Vifor Pharma AG	16,011	2,239,167
Vontobel Holding AG, Registered	9,653	851,131
Zur Rose Group AG(a)	2,468	918,161
Zurich Insurance Group AG	40,242	16,224,557

		524,678,454

United Kingdom — 11.8%
3i Group PLC	286,220	5,087,045
888 Holdings PLC	154,608	798,416
Abcam PLC(a)	68,958	1,301,666
Abrdn PLC	610,834	2,409,700
Admiral Group PLC	50,734	2,396,599
Aggreko PLC	92,360	1,115,626
AJ Bell PLC	149,499	874,023
Anglo American PLC	353,902	15,682,800
Antofagasta PLC	117,310	2,435,735
AO World PLC(a)	153,944	481,888
Ascential PLC(a)	118,379	711,834
Ashmore Group PLC	137,376	725,478
Ashtead Group PLC	130,345	9,753,643
ASOS PLC(a)	19,471	1,029,567
Associated British Foods PLC	97,584	2,713,506
Assura PLC	757,205	821,930
Aston Martin Lagonda Global Holdings PLC(a)(c)	36,527	990,140
AstraZeneca PLC	421,847	48,474,385
Auto Trader Group PLC(a)(c)	245,736	2,226,407
Avast PLC(c)	171,231	1,379,913
AVEVA Group PLC	38,229	2,085,855
Aviva PLC	1,090,317	5,855,698
B&M European Value Retail SA	259,058	1,990,301
BAE Systems PLC	863,165	6,920,461
Balfour Beatty PLC	275,299	1,159,359
Barclays PLC	4,646,810	11,241,004
Barratt Developments PLC	287,313	2,807,813
Beazley PLC(a)	160,481	875,322
Bellway PLC	36,980	1,688,408
Berkeley Group Holdings PLC	35,798	2,410,206
Big Yellow Group PLC	45,219	912,647
Blue Prism Group PLC(a)	30,226	354,990

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Bodycote PLC	64,205	$805,178
boohoo Group PLC(a)	278,336	1,008,384
BP PLC	5,482,617	22,007,362
British American Tobacco PLC	590,502	21,962,181
British Land Co. PLC (The)	246,300	1,743,788
Britvic PLC	82,226	1,113,797
BT Group PLC(a)	2,310,535	5,565,467
Bunzl PLC	89,402	3,312,097
Burberry Group PLC	114,404	3,281,508
Burford Capital Ltd.	66,761	730,038
Cairn Energy PLC	203,861	361,465
Capita PLC(a)	485,280	237,740
Capital & Counties Properties PLC(a)	282,035	668,879
Carnival PLC(a)	42,342	838,108
Centamin PLC	345,367	514,039
Centrica PLC(a)	1,560,214	984,539
Cineworld Group PLC(a)(b)	659,780	581,987
Clinigen Group PLC	49,026	408,536
Close Brothers Group PLC	44,772	960,257
Coats Group PLC	511,295	498,201
Coca-Cola Europacific Partners PLC	57,870	3,591,412
Compass Group PLC(a)	485,340	10,255,177
Computacenter PLC	35,785	1,352,743
ConvaTec Group PLC(c)	427,605	1,408,066
Countryside Properties PLC(a)(c)	174,342	1,274,076
Cranswick PLC	24,623	1,383,506
Crest Nicholson Holdings PLC(a)	131,695	759,317
Croda International PLC	38,378	4,492,577
DCC PLC	27,431	2,296,615
Dechra Pharmaceuticals PLC	31,659	2,187,100
Derwent London PLC	26,734	1,347,990
Diageo PLC	638,047	31,638,362
Dialog Semiconductor PLC(a)	23,460	1,804,459
Diploma PLC	32,773	1,346,293
Direct Line Insurance Group PLC	315,129	1,302,658
Dixons Carphone PLC(a)	458,513	822,449
Domino’s Pizza Group PLC	143,236	833,823
Drax Group PLC	257,798	1,444,108
DS Smith PLC	426,966	2,508,164
Dunelm Group PLC	34,090	628,120
easyJet PLC(a)	115,783	1,358,585
Electrocomponents PLC	148,168	2,093,277
Elementis PLC(a)	229,481	454,864
Endeavour Mining PLC(b)	37,120	883,965
Entain PLC(a)	167,664	4,227,864
Essentra PLC	115,002	453,104
Euromoney Institutional Investor PLC	56,476	798,163
Evraz PLC	125,988	1,076,425
Experian PLC	252,381	11,111,276
Ferguson PLC	61,819	8,666,350
Fevertree Drinks PLC	33,972	1,129,057
Firstgroup PLC(a)	366,213	420,133
Future PLC	40,056	1,920,887
Games Workshop Group PLC	9,670	1,528,277
Gamesys Group PLC	28,473	729,052
GB Group PLC	64,851	784,244
Genuit Group PLC	88,792	788,248
Genus PLC	22,300	1,708,749
GlaxoSmithKline PLC	1,338,349	26,424,137
Go-Ahead Group PLC (The)(a)	15,583	222,669

Security	Shares	Value

United Kingdom (continued)
Grainger PLC	211,753	$890,564
Great Portland Estates PLC	76,126	805,684
Greatland Gold PLC(a)(b)	3,345,636	837,079
Greggs PLC(a)	38,428	1,472,475
Halma PLC	113,672	4,562,906
Hammerson PLC	1,129,938	579,657
Hargreaves Lansdown PLC	85,041	1,928,794
Hays PLC(a)	523,267	1,076,466
Hikma Pharmaceuticals PLC	41,828	1,538,076
Hiscox Ltd.(a)	108,229	1,314,251
HomeServe PLC	86,980	1,130,436
Howden Joinery Group PLC	198,253	2,470,544
HSBC Holdings PLC	5,523,332	30,489,864
Ibstock PLC(c)	154,690	459,635
IG Group Holdings PLC	119,114	1,475,660
IMI PLC	84,543	2,068,336
Imperial Brands PLC	259,976	5,566,164
Inchcape PLC	139,702	1,650,124
Informa PLC(a)	413,318	2,840,039
IntegraFin Holdings PLC	119,076	878,112
InterContinental Hotels Group PLC(a)	51,009	3,368,820
Intermediate Capital Group PLC	89,380	2,693,512
Intertek Group PLC	44,150	3,163,168
Investec PLC	221,898	843,016
ITM Power PLC(a)(b)	217,078	1,236,323
ITV PLC(a)	1,045,241	1,625,298
IWG PLC(a)	210,543	917,289
J D Wetherspoon PLC(a)	39,999	631,045
J Sainsbury PLC	503,133	1,981,251
JD Sports Fashion PLC	149,707	1,865,378
JET2 PLC(a)	49,561	853,330
John Laing Group PLC(c)	158,953	885,201
John Wood Group PLC(a)	197,896	599,461
Johnson Matthey PLC	56,063	2,317,324
Jupiter Fund Management PLC	187,113	703,217
Kainos Group PLC	68,177	1,636,610
Keywords Studios PLC(a)	35,286	1,438,075
Kingfisher PLC	615,407	3,160,993
Lancashire Holdings Ltd.	114,307	1,011,596
Land Securities Group PLC	177,355	1,745,595
Learning Technologies Group PLC	306,562	914,457
Legal & General Group PLC	1,597,244	5,785,964
Lloyds Banking Group PLC	18,442,932	11,660,856
London Stock Exchange Group PLC	86,936	9,064,929
LondonMetric Property PLC	249,643	862,435
M&G PLC	706,094	2,210,951
Man Group PLC	487,475	1,341,291
Marks & Spencer Group PLC(a)	531,997	1,001,500
Marshalls PLC	69,666	706,682
Mediclinic International PLC(a)	147,605	571,370
Meggitt PLC(a)	226,738	1,477,712
Melrose Industries PLC	1,393,335	3,096,368
Micro Focus International PLC	181,079	1,008,922
Mondi PLC	134,938	3,740,987
Moneysupermarket.com Group PLC	157,785	556,875
National Express Group PLC(a)	308,463	1,166,238
National Grid PLC	943,905	12,068,879
Natwest Group PLC	1,334,958	3,746,848
Network International Holdings PLC(a)(c)	146,992	696,040
Next PLC(a)	38,121	4,175,909

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Ninety One PLC	193,817	$613,168
NMC Health PLC(a)(e)	12,146	0	(f)
Ocado Group PLC(a)	129,024	3,324,629
OSB Group PLC	169,998	1,143,679
Pagegroup PLC(a)	142,108	1,214,811
Paragon Banking Group PLC	81,662	627,144
Pearson PLC	212,949	2,566,135
Penno Group PLC	77,967	1,383,486
Persimmon PLC	90,005	3,630,587
Petrofac Ltd.(a)(b)	93,360	133,955
Pets at Home Group PLC	157,763	1,024,959
Phoenix Group Holdings PLC	145,815	1,374,136
Playtech PLC(a)	132,741	682,687
Plus500 Ltd.	38,787	754,845
Primary Health Properties PLC	360,107	819,204
Provident Financial PLC(a)	131,711	518,473
Prudential PLC	706,094	13,259,617
QinetiQ Group PLC	176,199	805,564
Quilter PLC(c)	606,302	1,351,533
Rathbone Brothers PLC	20,108	523,889
Reckitt Benckiser Group PLC	193,731	14,820,358
Redrow PLC	87,862	785,002
RELX PLC	524,927	15,429,855
Renishaw PLC	15,676	1,115,087
Rentokil Initial PLC	548,234	4,318,705
Rightmove PLC	257,860	2,515,284
Rolls-Royce Holdings PLC(a)	2,256,092	3,115,934
Rotork PLC	284,933	1,428,860
Royal Mail PLC	245,729	1,721,669
RWS Holdings PLC	128,177	1,009,311
Safestore Holdings PLC	74,322	1,090,929
Sage Group PLC (The)	233,418	2,275,216
Sanne Group PLC	60,703	712,144
Savills PLC	51,630	824,596
Schroders PLC	35,882	1,822,237
Segro PLC	306,732	5,185,071
Senior PLC(a)	169,486	381,649
Serco Group PLC	372,822	732,945
Severn Trent PLC	64,600	2,511,103
Shaftesbury PLC	119,049	975,858
Smart Metering Systems PLC	36,703	460,685
Smith & Nephew PLC	240,121	4,900,096
Smiths Group PLC	107,685	2,326,682
Softcat PLC	47,138	1,266,538
Spectris PLC	35,216	1,747,995
Spirax-Sarco Engineering PLC	21,034	4,382,407
Spirent Communications PLC	192,487	682,806
SSE PLC	282,022	5,654,396
SSP Group PLC(a)	245,501	890,277
St. James’s Place PLC	149,959	3,303,894
Standard Chartered PLC	732,574	4,391,639
Synthomer PLC	122,002	897,358
Tate & Lyle PLC	135,124	1,386,214
Taylor Wimpey PLC	949,906	2,171,738
Team17 Group PLC(a)	72,030	870,838
Tesco PLC	2,137,899	6,921,239
TP ICAP Group PLC	233,518	635,028
Trainline PLC(a)(c)	148,968	700,710
Travis Perkins PLC(a)	64,889	1,534,758
Tritax Big Box REIT PLC	473,036	1,383,894

Security	Shares	Value

United Kingdom (continued)
Tullow Oil PLC(a)	460,298	$286,889
Ultra Electronics Holdings PLC	20,980	923,826
Unilever PLC	711,250	40,933,556
UNITE Group PLC (The)	80,313	1,292,177
United Utilities Group PLC	199,724	2,973,788
Vesuvius PLC	90,251	669,471
Victrex PLC	24,092	888,457
Virgin Money UK PLC(a)	402,048	1,116,306
Vistry Group PLC	72,559	1,202,721
Vodafone Group PLC	7,229,201	11,624,206
Weir Group PLC (The)(a)	81,433	1,960,944
WH Smith PLC(a)	49,102	1,107,437
Whitbread PLC(a)	53,440	2,258,682
Wickes Group PLC(a)	72,712	253,079
Wm Morrison Supermarkets PLC	653,591	2,431,125
Workspace Group PLC	41,836	502,143
WPP PLC	358,930	4,642,053

		729,419,204

Total Common Stocks — 99.1% (Cost: $4,996,943,102)		6,104,937,054

Preferred Stocks

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, NVS	4,787	410,887
Fuchs Petrolub SE, Preference Shares, NVS	24,138	1,202,761
Henkel AG & Co. KGaA, Preference Shares, NVS	49,181	4,986,195
Jungheinrich AG, Preference Shares, NVS	14,220	782,268
Porsche Automobil Holding SE, Preference Shares, NVS	43,320	4,688,573
Sartorius AG, Preference Shares, NVS	8,097	4,897,978
Volkswagen AG, Preference Shares, NVS	50,660	12,339,280

		29,307,942

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	1,916,220	893,396

Total Preferred Stocks — 0.5% (Cost: $21,897,494)		30,201,338

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(g)(h)(i)	34,835,464	34,852,882
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(g)(h)	700,000	700,000

		35,552,882

Total Short-Term Investments — 0.6% (Cost: $35,545,385)		35,552,882

Total Investments in Securities — 100.2% (Cost: $5,054,385,981)		6,170,691,274

Other Assets, Less Liabilities — (0.2)%		(12,329,213)

Net Assets — 100.0%		$6,158,362,061

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rounds to less than 1.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Rounds to less than $1.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$41,123,631	$—	$(6,249,848	)(a)	$(11,693)	$(9,208)	$34,852,882	34,835,464	$833,130	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	780,000	—	(80,000	)(a)	—	—	700,000	700,000	512		—

					$(11,693)	$(9,208)	$35,552,882		$833,642		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	23	09/09/21	$4,015	$(43,992)
ASX SPI 200 Index	19	09/16/21	2,550	26,884
Euro STOXX 50 Index	126	09/17/21	6,114	23,538
FTSE 100 Index	37	09/17/21	3,580	(23,326)

				$(16,896)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$50,422

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI International Developed Markets ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$67,318

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$3,999,443

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$270,521

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,800,634

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total
Investments
Assets
Common Stocks	$773,509,263	$5,331,427,791	$0	(a)	$6,104,937,054
Preferred Stocks	—	30,201,338	—		30,201,338
Money Market Funds	35,552,882	—	—		35,552,882

	$809,062,145	$5,361,629,129	$0	(a)	$6,170,691,274

Derivative financial instruments(b)
Assets
Futures Contracts	$—	$50,422	$—		$50,422
Liabilities
Futures Contracts	—	(67,318)	—		(67,318)

	$—	$(16,896)	$—		$(16,896)

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments July 31, 2021	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 20.5%
Abacus Property Group	112,339	$261,808
Accent Group Ltd.	50,590	101,572
Adbri Ltd.	86,396	225,028
Afterpay Ltd.(a)	33,290	2,366,331
AGL Energy Ltd.	70,096	371,203
ALS Ltd.	86,270	810,198
Altium Ltd.	18,338	457,993
Alumina Ltd.	467,466	573,267
AMP Ltd.	533,869	408,984
Ampol Ltd.	39,779	828,126
Ansell Ltd.	25,863	747,810
APA Group	176,994	1,241,964
Appen Ltd.	17,011	142,541
ARB Corp. Ltd.	16,988	584,365
Arena REIT(b)	13,395	34,798
Aristocrat Leisure Ltd.	92,234	2,826,528
ASX Ltd.	30,564	1,731,438
Atlas Arteria Ltd.	147,362	680,785
Aurizon Holdings Ltd.	232,566	660,000
AusNet Services Ltd.	290,871	389,005
Australia & New Zealand Banking Group Ltd.	435,182	8,859,686
Australian Agricultural Co. Ltd.(a)	214,568	219,658
Australian Pharmaceutical Industries Ltd.	167,194	173,000
Bank of Queensland Ltd.	89,840	595,486
Bapcor Ltd.	53,118	319,427
Beach Energy Ltd.	285,235	250,899
Bega Cheese Ltd.	47,040	178,291
Bellevue Gold Ltd.(a)(b)	177,873	128,950
Bendigo & Adelaide Bank Ltd.	82,671	627,579
Betmakers Technology Group Ltd.(a)	58,480	42,812
BHP Group Ltd.	454,017	17,833,246
Blackmores Ltd.	5,949	317,994
BlueScope Steel Ltd.	79,127	1,403,184
Boral Ltd.(a)(b)	182,176	962,839
BrainChip Holdings Ltd.(a)(b)	254,830	85,397
Brambles Ltd.	239,040	2,046,582
Breville Group Ltd.	14,862	353,312
Brickworks Ltd.	21,855	390,022
BWP Trust	119,274	360,295
BWX Ltd.	28,696	105,293
carsales.com Ltd.	37,649	607,090
Cedar Woods Properties Ltd.	51,100	248,998
Centuria Capital Group	77,982	167,291
Chalice Mining Ltd.(a)	62,864	334,534
Challenger Ltd.	79,940	334,586
Champion Iron Ltd.(a)	57,991	324,050
Charter Hall Group	73,421	877,369
Charter Hall Long Wale REIT	73,321	264,766
Charter Hall Retail REIT	85,316	232,629
CIMIC Group Ltd.	12,575	190,679
Cleanaway Waste Management Ltd.	303,546	568,834
Clinuvel Pharmaceuticals Ltd.	9,350	191,493
Cochlear Ltd.	9,975	1,804,666
Codan Ltd./Australia	23,483	291,254
Coles Group Ltd.	207,521	2,670,700
Commonwealth Bank of Australia	272,405	19,969,483
Computershare Ltd.	83,019	954,527
Corporate Travel Management Ltd.(a)	16,865	269,234

Security	Shares	Value

Australia (continued)
Costa Group Holdings Ltd.	98,657	$232,859
Credit Corp. Group Ltd.	17,057	351,131
Cromwell Property Group	422,919	271,891
Crown Resorts Ltd.(a)	58,213	369,325
CSL Ltd.	70,633	15,037,101
CSR Ltd.	101,325	415,647
De Grey Mining Ltd.(a)	204,914	188,175
Deterra Royalties Ltd.	74,317	255,310
Dexus/AU	168,857	1,275,554
Domino’s Pizza Enterprises Ltd.	11,637	1,001,250
Downer EDI Ltd.	109,260	425,073
Eagers Automotive Ltd.	31,979	373,453
Elders Ltd.	23,029	191,636
EML Payments Ltd.(a)	23,800	62,435
Endeavour Group Ltd./Australia(a)	197,173	959,331
Evolution Mining Ltd.	252,027	766,484
Flight Centre Travel Group Ltd.(a)	32,142	355,466
Fortescue Metals Group Ltd.	250,495	4,577,196
Galaxy Resources Ltd.(a)	73,100	250,355
GDI Property Group	439,622	364,557
Genworth Mortgage Insurance Australia Ltd.(a)	78,856	117,962
Gold Road Resources Ltd.	142,970	137,995
Goodman Group	250,949	4,173,824
GPT Group (The)	264,313	906,251
GrainCorp Ltd., Class A	40,851	157,444
Growthpoint Properties Australia Ltd.	51,196	147,992
GUD Holdings Ltd.	20,321	175,981
GWA Group Ltd.	76,011	157,004
Hansen Technologies Ltd.	84,363	384,982
Harvey Norman Holdings Ltd.	110,438	461,235
Healius Ltd.	83,000	297,770
HUB24 Ltd.	5,440	96,199
IDP Education Ltd.	21,943	454,687
IGO Ltd.	136,451	930,996
Iluka Resources Ltd.	74,316	541,753
Imugene Ltd.(a)	432,480	94,248
Incitec Pivot Ltd.	302,124	595,563
Insurance Australia Group Ltd.	341,775	1,218,822
Integral Diagnostics Ltd.	21,250	82,549
InvoCare Ltd.	29,287	230,514
IOOF Holdings Ltd.	96,531	296,908
IPH Ltd.	71,229	423,584
IRESS Ltd.	47,286	490,737
James Hardie Industries PLC	75,176	2,536,329
JB Hi-Fi Ltd.	18,097	639,071
Kogan.com Ltd.(b)	14,785	113,215
Lendlease Corp. Ltd.	102,928	923,861
Link Administration Holdings Ltd.	106,597	380,305
Lynas Rare Earths Ltd.(a)	158,312	855,680
Macquarie Group Ltd.	53,349	6,160,126
Magellan Financial Group Ltd.	20,231	729,917
Mayne Pharma Group Ltd.(a)	495,761	116,719
McMillan Shakespeare Ltd.	16,301	151,799
Medibank Pvt Ltd.	451,757	1,101,783
Megaport Ltd.(a)	22,780	278,748
Mesoblast Ltd.(a)	126,358	175,835
Metcash Ltd.	161,350	477,666
Mineral Resources Ltd.	24,885	1,151,408
Mirvac Group	544,847	1,143,580
Monadelphous Group Ltd.	30,058	238,596

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
Nanosonics Ltd.(a)	37,910	$148,390
National Australia Bank Ltd.	499,908	9,533,116
National Storage REIT	176,596	277,170
nearmap Ltd.(a)	162,792	247,536
Netwealth Group Ltd.	9,852	113,873
Newcrest Mining Ltd.	130,256	2,517,528
NEXTDC Ltd.(a)	71,524	672,330
NIB Holdings Ltd.	71,456	376,808
Nickel Mines Ltd.	156,400	126,194
Nine Entertainment Co. Holdings Ltd.	300,706	613,145
Northern Star Resources Ltd.	190,280	1,417,808
NRW Holdings Ltd.	130,504	164,138
Nufarm Ltd./Australia(a)	87,273	276,812
Nuix Ltd.(a)	26,350	48,178
Oil Search Ltd.	334,814	935,801
Omni Bridgeway Ltd.	85,358	216,640
Orica Ltd.	60,407	550,957
Origin Energy Ltd.	247,120	746,608
Orocobre Ltd.(a)	36,890	223,181
Orora Ltd.	181,505	481,053
OZ Minerals Ltd.	52,211	885,177
Pact Group Holdings Ltd.	73,931	200,991
Pendal Group Ltd.	49,083	291,376
Perenti Global Ltd.	181,172	121,669
Perseus Mining Ltd.(a)	207,910	254,087
Pilbara Minerals Ltd.(a)	364,837	474,726
Platinum Asset Management Ltd.	56,406	169,950
PointsBet Holdings Ltd.(a)	13,925	115,785
PolyNovo Ltd.(a)(b)	94,411	156,746
Premier Investments Ltd.	13,568	268,593
Pro Medicus Ltd.	10,220	436,876
Qantas Airways Ltd.(a)	143,587	484,035
QBE Insurance Group Ltd.	204,600	1,639,644
Qube Holdings Ltd.	276,810	596,497
Ramelius Resources Ltd.	123,692	153,330
Ramsay Health Care Ltd.	27,821	1,315,761
REA Group Ltd.	8,303	989,085
Redbubble Ltd.(a)(b)	49,444	117,878
Reece Ltd.	45,127	782,852
Regis Resources Ltd.	136,940	258,111
Reliance Worldwide Corp. Ltd.	167,302	683,372
Rio Tinto Ltd.	56,469	5,534,524
Sandfire Resources Ltd.	42,721	216,234
Santos Ltd.	315,714	1,489,817
Scentre Group	730,046	1,393,834
SeaLink Travel Group Ltd.	12,410	84,778
Seek Ltd.	52,077	1,126,526
Select Harvests Ltd.	63,603	371,576
Seven Group Holdings Ltd.	14,575	249,972
SG Fleet Group Ltd.	16,279	35,534
Shopping Centres Australasia Property Group	165,122	298,011
Silver Lake Resources Ltd.(a)	137,380	153,542
Sims Ltd.	32,583	393,898
Sonic Healthcare Ltd.	70,237	2,075,250
South32 Ltd.	818,515	1,793,605
Southern Cross Media Group Ltd.(a)	86,412	123,921
Spark Infrastructure Group	266,929	530,862
St. Barbara Ltd.	211,305	273,578
Star Entertainment Grp Ltd. (The)(a)	130,335	328,501
Steadfast Group Ltd.	177,401	580,429

Security	Shares	Value

Australia (continued)
Stockland	372,351	$1,204,227
Suncorp Group Ltd.	174,629	1,483,099
Super Retail Group Ltd.	31,647	308,702
Sydney Airport(a)	198,806	1,143,964
Tabcorp Holdings Ltd.	359,214	1,311,169
Tassal Group Ltd.	118,171	281,376
Technology One Ltd.	82,779	575,369
Telix Pharmaceuticals Ltd.(a)(b)	40,120	165,868
Telstra Corp. Ltd.	630,870	1,757,240
Temple & Webster Group Ltd.(a)	21,574	189,442
Transurban Group	427,857	4,512,944
Treasury Wine Estates Ltd.	123,182	1,080,518
Tyro Payments Ltd.(a)	24,140	61,492
United Malt Grp Ltd.	56,323	186,336
Uniti Group Ltd.(a)	88,400	226,827
Vicinity Centres	604,760	691,052
Washington H Soul Pattinson & Co. Ltd.	14,280	343,804
Waypoint REIT	109,769	212,142
Webjet Ltd.(a)(b)	50,098	183,955
Wesfarmers Ltd.	172,285	7,767,752
West African Resources Ltd.(a)	148,471	114,186
Western Areas Ltd.	119,258	229,188
Westgold Resources Ltd.(a)	97,240	124,759
Westpac Banking Corp.	562,832	10,109,838
Whitehaven Coal Ltd.(a)	134,970	219,976
WiseTech Global Ltd.	26,692	605,443
Woodside Petroleum Ltd.	139,345	2,238,433
Woolworths Group Ltd.	197,173	5,640,374
Worley Ltd.	63,474	521,211
Zip Co. Ltd.(a)(b)	52,327	255,424

		229,358,055

Hong Kong — 8.4%
AIA Group Ltd.	1,891,800	22,636,826
ASM Pacific Technology Ltd.	50,600	652,421
Bank of East Asia Ltd. (The)	201,800	332,492
BOC Hong Kong Holdings Ltd.	599,500	1,925,163
Brightoil Petroleum Holdings Ltd.(a)(c)	763,800	1
Budweiser Brewing Co. APAC Ltd.(d)	257,200	717,797
Champion REIT	344,000	195,405
Chow Tai Fook Jewellery Group Ltd.	374,000	784,089
CITIC Telecom International Holdings Ltd.	648,000	210,228
CK Asset Holdings Ltd.	340,072	2,313,746
CK Hutchison Holdings Ltd.	429,572	3,138,582
CK Infrastructure Holdings Ltd.	89,000	537,283
CLP Holdings Ltd.	257,500	2,655,191
Dah Sing Banking Group Ltd.	138,000	142,064
ESR Cayman Ltd.(a)(d)	270,600	951,110
First Pacific Co. Ltd.	340,000	113,317
Futu Holdings Ltd., ADR(a)	7,817	800,930
Galaxy Entertainment Group Ltd.(a)	344,000	2,331,301
Haitong International Securities Group Ltd.	520,000	134,013
Hang Lung Group Ltd.	170,000	416,294
Hang Lung Properties Ltd.	345,000	892,994
Hang Seng Bank Ltd.	120,200	2,302,004
Henderson Land Development Co. Ltd.	175,970	786,216
HK Electric Investments & HK Electric Investments Ltd., Class SS	424,000	430,022
HKBN Ltd.	215,000	250,349
HKT Trust & HKT Ltd., Class SS	515,720	701,007
Hong Kong & China Gas Co. Ltd.	1,696,525	2,759,123

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Hong Kong Exchanges & Clearing Ltd.	192,100	$12,277,050
Hong Kong Technology Venture Co. Ltd.(a)(b)	170,000	238,542
Hongkong Land Holdings Ltd.	189,200	858,396
Hsin Chong Group Holdings Ltd.(a)(c)	1,002,000	1
Hutchison Telecommunications Hong Kong Holdings Ltd.	350,000	68,086
Hysan Development Co. Ltd.	128,000	504,018
IGG Inc.	170,000	193,252
Jardine Matheson Holdings Ltd.	34,400	2,046,650
Johnson Electric Holdings Ltd.	86,000	201,556
Kerry Logistics Network Ltd.	172,500	514,032
Kerry Properties Ltd.	105,500	311,565
Link REIT	326,300	3,118,236
Man Wah Holdings Ltd.	276,400	554,595
Melco International Development Ltd.	172,000	274,676
Melco Resorts & Entertainment Ltd., ADR(a)	33,346	464,176
MGM China Holdings Ltd.(a)	136,000	164,272
MTR Corp. Ltd.	257,500	1,526,627
New World Development Co. Ltd.	225,000	1,066,671
NWS Holdings Ltd.	345,000	347,688
Pacific Basin Shipping Ltd.(a)	1,148,000	511,696
Pacific Textiles Holdings Ltd.	175,000	94,806
PCCW Ltd.	678,000	355,156
Power Assets Holdings Ltd.	252,000	1,629,228
Sands China Ltd.(a)	412,800	1,406,018
Shangri-La Asia Ltd.(a)	230,000	204,340
Shun Tak Holdings Ltd.(a)	690,000	199,897
Sino Land Co. Ltd.	344,000	527,135
SITC International Holdings Co. Ltd.	175,000	721,940
SJM Holdings Ltd.(a)	368,000	331,906
Sun Hung Kai & Co. Ltd.	347,000	178,609
Sun Hung Kai Properties Ltd.	172,000	2,460,522
SUNeVision Holdings Ltd.	170,000	179,362
Sunlight REIT	516,000	316,061
Swire Pacific Ltd., Class A	86,000	534,217
Swire Properties Ltd.	192,000	546,078
Techtronic Industries Co. Ltd.	252,000	4,493,735
Television Broadcasts Ltd.(a)	48,300	40,648
Value Partners Group Ltd.	170,000	97,742
VTech Holdings Ltd.	34,500	342,130
WH Group Ltd.(d)	1,545,000	1,280,136
Wharf Real Estate Investment Co. Ltd.	238,000	1,344,195
Wynn Macau Ltd.(a)	275,200	352,699
Xinyi Glass Holdings Ltd.(b)	350,000	1,308,076
Yue Yuen Industrial Holdings Ltd.(a)	172,000	362,989

		93,659,378

Japan — 66.3%
Acom Co. Ltd.	120,200	493,354
Adeka Corp.	34,700	700,588
Advance Residence Investment Corp.	347	1,184,002
Advantest Corp.	34,500	3,045,693
Aeon Co. Ltd.	103,100	2,821,313
AEON Financial Service Co. Ltd.	35,000	431,197
Aeon Mall Co. Ltd.	34,500	525,853
AEON REIT Investment Corp.	345	501,901
AGC Inc.	34,400	1,471,052
Aica Kogyo Co. Ltd.	17,200	607,746
Aida Engineering Ltd.	51,500	476,236
Aiful Corp.	69,500	218,443
Air Water Inc.	34,000	508,273
Aisin Corp.	17,000	688,226

Security	Shares	Value

Japan (continued)
Ajinomoto Co. Inc.	68,700	$1,750,263
Alfresa Holdings Corp.	34,500	525,431
Alps Alpine Co. Ltd.	45,924	478,018
Amada Co. Ltd.	68,700	706,108
Amano Corp.	17,300	426,563
ANA Holdings Inc.(a)	19,200	449,917
AnGes Inc.(a)(b)	17,200	108,048
Anritsu Corp.(b)	51,400	898,350
AOKI Holdings Inc.	34,400	205,838
Aozora Bank Ltd.	19,800	445,658
Argo Graphics Inc.	17,200	540,590
Asahi Group Holdings Ltd.	68,700	3,091,124
Asahi Intecc Co. Ltd.	34,400	932,140
Asahi Kasei Corp.	188,900	2,059,939
Asics Corp.	22,800	503,529
Astellas Pharma Inc.	309,300	4,926,336
Atom Corp.	17,000	120,494
Autobacs Seven Co. Ltd.	34,700	510,454
Azbil Corp.	17,000	662,968
Bandai Namco Holdings Inc.	34,000	2,199,940
BASE Inc.(a)(b)	17,000	177,741
Benefit One Inc.	17,000	559,791
Benesse Holdings Inc.	17,200	395,788
Bic Camera Inc.	34,500	356,572
BML Inc.	2,500	86,344
Bridgestone Corp.	85,900	3,784,312
Brother Industries Ltd.	51,500	1,048,073
Calbee Inc.	17,200	395,159
Canon Inc.	154,600	3,560,138
Canon Marketing Japan Inc.	17,500	391,986
Capcom Co. Ltd.	34,400	945,857
Casio Computer Co. Ltd.	34,500	562,316
Cawachi Ltd.	17,500	353,809
Central Japan Railway Co.	26,300	3,825,720
Chiba Bank Ltd. (The)	154,500	878,901
Chubu Electric Power Co. Inc.	103,000	1,236,059
Chudenko Corp.	1,000	20,990
Chugai Pharmaceutical Co. Ltd.	103,200	3,802,972
Chugoku Bank Ltd. (The)	34,400	273,552
Chugoku Electric Power Co. Inc. (The)	51,500	465,534
Citizen Watch Co. Ltd.	68,700	268,743
CKD Corp.	17,400	347,994
Coca-Cola Bottlers Japan Holdings Inc.	34,425	561,788
Colowide Co. Ltd.(b)	17,900	323,557
COMSYS Holdings Corp.	17,500	486,370
Concordia Financial Group Ltd.	188,900	676,222
Cosmo Energy Holdings Co. Ltd.	17,200	400,025
CyberAgent Inc.	68,800	1,238,293
CYBERDYNE Inc.(a)	17,000	68,511
Cybozu Inc.	21,600	472,609
Dai Nippon Printing Co. Ltd.	34,400	810,647
Daibiru Corp.	34,700	443,314
Daicel Corp.	34,000	282,375
Daifuku Co. Ltd.	17,200	1,541,279
Dai-ichi Life Holdings Inc.	172,000	3,165,666
Daiichi Sankyo Co. Ltd.	259,700	5,143,174
Daikin Industries Ltd.	37,500	7,831,224
Daikyonishikawa Corp.	51,800	333,983
Daio Paper Corp.	34,700	598,117
Daiseki Co. Ltd.	17,200	796,106

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Daito Trust Construction Co. Ltd.	17,000	$1,997,328
Daiwa House Industry Co. Ltd.	85,900	2,633,712
Daiwa House REIT Investment Corp.	347	1,033,122
Daiwa Securities Group Inc.	309,000	1,624,828
Daiwa Securities Living Investments Corp.	345	378,776
Daiwabo Holdings Co. Ltd.	17,000	343,165
DCM Holdings Co. Ltd.	34,500	340,022
DeNA Co. Ltd.	17,500	329,524
Denso Corp.	68,800	4,726,638
Dentsu Group Inc.	34,400	1,195,537
Dexerials Corp.	17,000	391,954
DIC Corp.	17,200	464,813
Disco Corp.	4,200	1,199,338
DMG Mori Co. Ltd.	34,700	542,197
Duskin Co. Ltd.	17,200	397,211
East Japan Railway Co.	51,600	3,437,714
Ebara Corp.	17,000	840,905
EDION Corp.	34,500	356,682
eGuarantee Inc.	17,000	364,044
Eiken Chemical Co. Ltd.	17,200	358,569
Eisai Co. Ltd.	34,400	2,829,495
Electric Power Development Co. Ltd.	21,600	316,219
ENEOS Holdings Inc.	498,200	2,092,736
Euglena Co. Ltd.(a)	17,200	149,958
Fancl Corp.	17,800	565,807
Fanuc Corp.	34,000	7,614,896
Fast Retailing Co. Ltd.	9,400	6,375,108
FCC Co. Ltd.	17,500	250,882
Financial Products Group Co. Ltd.	51,500	346,525
Food & Life Companies Ltd.	17,000	692,660
Fuji Corp./Aichi	34,500	811,872
Fuji Electric Co. Ltd.	34,000	1,487,954
Fuji Oil Holdings Inc.	17,500	396,138
FUJIFILM Holdings Corp.	51,600	3,702,961
Fujitec Co. Ltd.	34,700	770,926
Fujitsu Ltd.	34,400	5,852,486
Fukuoka Financial Group Inc.	36,932	622,493
Fukuoka REIT Corp.	270	453,811
Furukawa Electric Co. Ltd.	17,200	442,903
Fuso Chemical Co. Ltd.	3,300	118,959
Future Corp.	17,200	288,712
Glory Ltd.	17,200	369,579
GLP J-REIT	687	1,230,532
GMO internet Inc.	17,500	461,444
GMO Payment Gateway Inc.	6,400	822,703
Gunze Ltd.	10,800	467,640
Hachijuni Bank Ltd. (The)	120,200	388,875
Hakuhodo DY Holdings Inc.	51,500	783,342
Hamamatsu Photonics KK	17,000	945,209
Hankyu Hanshin Holdings Inc.	34,400	1,017,234
Haseko Corp.	51,500	696,913
Hazama Ando Corp.	68,700	522,644
Heiwa Real Estate REIT Inc.	345	549,604
Heiwado Co. Ltd.	17,500	333,381
Hino Motors Ltd.	51,500	451,484
Hirogin Holdings Inc.	34,400	185,105
Hisamitsu Pharmaceutical Co. Inc.	17,200	753,367
Hitachi Construction Machinery Co. Ltd.	17,200	485,994
Hitachi Ltd.	155,300	8,932,729
Hitachi Metals Ltd.(a)	34,400	671,798

Security	Shares	Value

Japan (continued)
Hitachi Transport System Ltd.	17,500	$701,401
Hitachi Zosen Corp.	17,000	122,825
Hokkaido Electric Power Co. Inc.	51,500	231,227
Hokuetsu Corp.	17,200	95,852
Hokuhoku Financial Group Inc.	34,500	249,150
Hokuriku Electric Power Co.	34,500	180,058
Honda Motor Co. Ltd.	257,700	8,276,774
Hoshino Resorts REIT Inc.	37	235,346
House Foods Group Inc.	17,200	535,422
Hoya Corp.	54,000	7,623,153
Hulic Co. Ltd.	51,500	585,902
Hulic Reit Inc.	347	613,932
Ibiden Co. Ltd.	17,500	927,066
Ichigo Inc.	100,000	300,238
Ichigo Office REIT Investment Corp.	688	623,148
Idemitsu Kosan Co. Ltd.	34,447	810,878
Iida Group Holdings Co. Ltd.	25,700	620,159
Iino Kaiun Kaisha Ltd.	85,900	356,178
Industrial & Infrastructure Fund Investment Corp.	292	565,978
Infomart Corp.	51,900	428,233
Inpex Corp.	171,700	1,217,792
Invincible Investment Corp.	1,545	606,981
Isetan Mitsukoshi Holdings Ltd.	68,700	465,201
Isuzu Motors Ltd.	85,900	1,145,879
Ito En Ltd.	17,200	1,014,867
Itochu Corp.	206,300	6,106,322
Itoham Yonekyu Holdings Inc.	68,700	456,969
Iyo Bank Ltd. (The)	34,400	169,739
J Front Retailing Co. Ltd.	51,900	437,340
JAC Recruitment Co. Ltd.	21,400	342,597
Japan Airlines Co. Ltd.(a)	19,700	410,694
Japan Aviation Electronics Industry Ltd.	17,000	270,687
Japan Excellent Inc.	345	480,186
Japan Exchange Group Inc.	85,000	1,933,326
Japan Hotel REIT Investment Corp.	859	523,824
Japan Logistics Fund Inc.	175	531,009
Japan Metropolitan Fund Invest	1,030	1,078,961
Japan Post Bank Co. Ltd.	68,000	577,164
Japan Post Holdings Co. Ltd.	240,000	2,037,225
Japan Post Insurance Co. Ltd.	34,400	609,862
Japan Prime Realty Investment Corp.	172	672,732
Japan Real Estate Investment Corp.	172	1,080,237
Japan Securities Finance Co. Ltd.	51,600	385,483
Japan Tobacco Inc.	189,000	3,693,116
JCR Pharmaceuticals Co. Ltd.	17,100	482,440
JFE Holdings Inc.	68,700	835,375
JGC Holdings Corp.	34,400	309,692
JSP Corp.	17,200	253,375
JSR Corp.	34,500	1,156,440
JTEKT Corp.	34,000	323,037
Kadokawa Corp.	700	27,334
Kajima Corp.	68,700	884,361
Kakaku.com Inc.	34,500	941,476
Kamei Corp.	34,500	359,683
Kansai Electric Power Co. Inc. (The)	120,200	1,133,831
Kansai Paint Co. Ltd.	34,400	844,844
Kao Corp.	77,400	4,660,356
KDDI Corp.	258,700	7,911,978
Keihan Holdings Co. Ltd.	17,200	472,861
Keikyu Corp.	34,400	408,685

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Keio Corp.	17,200	$963,444
Keisei Electric Railway Co. Ltd.	17,200	512,260
Keiyo Co. Ltd.	40,400	308,241
Kewpie Corp.	17,500	393,521
KEY Coffee Inc.	17,400	336,347
Keyence Corp.	29,300	16,320,173
Kikkoman Corp.	23,800	1,457,439
Kinden Corp.	17,200	278,920
Kintetsu Group Holdings Co. Ltd.(a)	34,400	1,162,409
Kirin Holdings Co. Ltd.	120,200	2,198,554
Kitz Corp.	51,500	372,923
Kiyo Bank Ltd. (The)	34,500	460,316
Kobe Bussan Co. Ltd.	34,000	1,144,792
Kobe Steel Ltd.	51,500	343,635
Koei Tecmo Holdings Co. Ltd.	14,586	685,299
Kohnan Shoji Co. Ltd.	17,200	698,722
Koito Manufacturing Co. Ltd.	17,200	1,052,649
Kokuyo Co. Ltd.	34,500	559,794
Komatsu Ltd.	137,500	3,445,616
Komori Corp.	34,700	263,051
Konami Holdings Corp.	17,200	952,631
Konica Minolta Inc.	68,700	353,287
Konishi Co. Ltd.	34,500	511,920
Kose Corp.	3,100	489,834
Kubota Corp.	154,600	3,232,912
Kuraray Co. Ltd.	51,500	478,208
Kurita Water Industries Ltd.	17,200	835,379
Kyocera Corp.	51,600	3,188,461
KYORIN Holdings Inc.	34,700	562,292
Kyowa Exeo Corp.	17,500	435,003
Kyowa Kirin Co. Ltd.	34,500	1,123,014
Kyushu Electric Power Co. Inc.	68,700	519,316
Kyushu Financial Group Inc.	85,900	306,519
Kyushu Railway Co.	17,200	387,860
Lasertec Corp.	17,000	3,191,437
Lawson Inc.	17,200	864,473
Leopalace21 Corp.(a)	120,200	164,003
Lifull Co. Ltd.	51,500	156,639
Lintec Corp.	34,700	756,465
Lion Corp.	34,500	597,167
Lixil Corp.	51,500	1,405,439
M3 Inc.	68,800	4,499,979
Macnica Fuji Electronics Holdings Inc.	17,000	436,925
Maeda Corp.	17,000	142,922
Makita Corp.	34,400	1,788,764
Makuake Inc.(a)(b)	5,200	215,643
Mani Inc.	11,700	249,733
Marubeni Corp.	240,700	2,048,696
Maruha Nichiro Corp.	17,200	381,347
Marui Group Co. Ltd.	34,400	602,588
Marusan Securities Co. Ltd.	51,600	279,727
Matsuda Sangyo Co. Ltd.	17,500	346,828
Matsui Securities Co. Ltd.	34,700	249,363
Matsumotokiyoshi Holdings Co. Ltd.	13,000	577,616
Mazda Motor Corp.(a)	85,900	847,395
McDonald’s Holdings Co. Japan Ltd.(b)	17,200	775,133
Mebuki Financial Group Inc.	207,290	443,644
Medipal Holdings Corp.	34,500	649,745
Megmilk Snow Brand Co. Ltd.	17,500	328,904
MEIJI Holdings Co. Ltd.	17,200	1,064,693

Security	Shares	Value

Japan (continued)
Mercari Inc.(a)	17,200	$900,261
Minebea Mitsumi Inc.	68,700	1,854,962
Mirait Holdings Corp.	34,700	684,204
Misumi Group Inc.	51,500	1,795,040
Mitsubishi Chemical Holdings Corp.	206,200	1,730,204
Mitsubishi Corp.	206,300	5,786,460
Mitsubishi Electric Corp.	274,700	3,726,921
Mitsubishi Estate Co. Ltd.	188,900	2,963,259
Mitsubishi Gas Chemical Co. Inc.	17,200	358,291
Mitsubishi HC Capital Inc.	68,700	374,712
Mitsubishi Heavy Industries Ltd.	51,000	1,473,554
Mitsubishi Logistics Corp.	17,000	505,044
Mitsubishi Materials Corp.	17,200	358,857
Mitsubishi Motors Corp.(a)	120,200	337,729
Mitsubishi UFJ Financial Group Inc.	1,891,000	9,989,542
Mitsui & Co. Ltd.	240,800	5,526,940
Mitsui Chemicals Inc.	34,400	1,096,978
Mitsui Fudosan Co. Ltd.	154,600	3,615,670
Mitsui Mining & Smelting Co. Ltd.	17,200	489,765
Mitsui OSK Lines Ltd.	17,200	892,468
Mitsuuroko Group Holdings Co. Ltd.	17,200	197,317
Mizuho Financial Group Inc.	378,120	5,403,187
Monex Group Inc.	34,700	218,710
Money Forward Inc.(a)	10,400	641,011
MonotaRO Co. Ltd.	34,800	800,495
Mori Hills REIT Investment Corp.	616	906,039
Mori Trust Sogo REIT Inc.	347	500,608
MOS Food Services Inc.	17,200	492,815
MS&AD Insurance Group Holdings Inc.	68,700	2,123,589
Murata Manufacturing Co. Ltd.	86,300	7,161,668
Nabtesco Corp.	17,200	651,475
Nagase & Co. Ltd.	17,500	267,829
Nagoya Railroad Co. Ltd.(a)(b)	34,400	579,285
Nakanishi Inc.	17,200	357,112
NEC Corp.	44,000	2,231,549
NEC Networks & System Integration Corp.	17,200	305,017
NET One Systems Co. Ltd.	17,200	589,865
Nexon Co. Ltd.	68,700	1,413,579
NGK Insulators Ltd.	34,500	552,513
NGK Spark Plug Co. Ltd.	34,500	508,087
NH Foods Ltd.	17,000	685,680
NHK Spring Co. Ltd.	34,500	266,557
Nichicon Corp.	34,500	367,469
Nichi-Iko Pharmaceutical Co. Ltd.	34,700	268,198
Nichirei Corp.	17,200	470,583
Nidec Corp.	69,000	7,744,801
Nihon M&A Center Inc.	68,800	1,916,012
Nihon Parkerizing Co. Ltd.	34,500	355,420
Nihon Unisys Ltd.	17,900	539,755
Nikkiso Co. Ltd.	17,500	181,507
Nikkon Holdings Co. Ltd.	17,000	374,410
Nikon Corp.	51,500	479,432
Nintendo Co. Ltd.	17,900	9,202,442
Nippon Building Fund Inc.	232	1,499,334
Nippon Electric Glass Co. Ltd.	16,900	383,745
Nippon Express Co. Ltd.	17,200	1,256,455
Nippon Kayaku Co. Ltd.	17,000	176,289
Nippon Light Metal Holdings Co. Ltd.	16,810	295,911
Nippon Paint Holdings Co. Ltd.	103,000	1,314,711
Nippon Paper Industries Co. Ltd.	17,500	204,563

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nippon Parking Development Co. Ltd.	343,400	$486,891
Nippon Prologis REIT Inc.	345	1,152,149
Nippon Sanso Holdings Corp.	34,500	763,694
Nippon Sheet Glass Co. Ltd.(a)	51,500	283,609
Nippon Signal Company Ltd.	34,500	288,674
Nippon Steel Corp.	137,228	2,380,535
Nippon Suisan Kaisha Ltd.	68,700	356,408
Nippon Telegraph & Telephone Corp.	206,300	5,282,954
Nippon Yusen KK	17,500	945,560
Nipro Corp.	34,400	427,272
Nishimatsuya Chain Co. Ltd.	41,000	500,912
Nishi-Nippon Financial Holdings Inc.	51,500	289,546
Nishi-Nippon Railroad Co. Ltd.	17,000	407,510
Nissan Chemical Corp.	17,200	843,035
Nissan Motor Co. Ltd.(a)	326,000	1,892,051
Nissan Shatai Co. Ltd.	39,600	260,403
Nisshin Seifun Group Inc.	51,900	836,762
Nisshinbo Holdings Inc.	34,500	290,267
Nissin Electric Co. Ltd.	17,500	204,022
Nissin Foods Holdings Co. Ltd.	17,000	1,209,726
Nitori Holdings Co. Ltd.	17,000	3,231,292
Nitto Denko Corp.	34,000	2,526,146
Nitto Kohki Co. Ltd.	17,500	296,496
Nomura Holdings Inc.	498,000	2,493,776
Nomura Real Estate Holdings Inc.	20,000	495,929
Nomura Real Estate Master Fund Inc.	687	1,091,626
Nomura Research Institute Ltd.	59,510	1,915,022
North Pacific Bank Ltd.	168,800	361,076
NSD Co. Ltd.	34,800	596,649
NSK Ltd.	68,700	566,972
NTT Data Corp.	103,000	1,595,422
NTT UD REIT Investment Corp.	170	246,881
Obayashi Corp.	120,200	982,906
Obic Co. Ltd.	12,000	2,109,040
Odakyu Electric Railway Co. Ltd.	51,500	1,229,106
Oji Holdings Corp.	154,500	890,767
Oki Electric Industry Co. Ltd.	17,000	158,835
Olympus Corp.	189,000	3,889,496
Omron Corp.	34,000	2,909,551
Ono Pharmaceutical Co. Ltd.	68,700	1,568,294
Orient Corp.	253,300	317,933
Oriental Land Co. Ltd.	34,400	4,712,812
ORIX Corp.	189,200	3,310,129
Orix JREIT Inc.	515	982,663
Osaka Gas Co. Ltd.	68,700	1,283,502
OSG Corp.	17,500	327,333
Otsuka Corp.	17,200	893,722
Otsuka Holdings Co. Ltd.	68,000	2,702,936
Outsourcing Inc.	34,400	658,444
Pan Pacific International Holdings Corp.	68,700	1,434,046
Panasonic Corp.	343,900	4,152,614
Park24 Co. Ltd.(a)	17,500	329,973
Penta-Ocean Construction Co. Ltd.	68,700	465,528
PeptiDream Inc.(a)	17,200	709,874
Persol Holdings Co. Ltd.	34,500	696,050
Pigeon Corp.	17,200	495,243
Proto Corp.	18,600	235,883
Raiznext Corp.	17,300	180,846
Rakus Co. Ltd.	17,000	478,539
Rakuten Group Inc.	154,300	1,697,925

Security	Shares	Value

Japan (continued)
Recruit Holdings Co. Ltd.	206,300	$10,692,657
Relia Inc.	40,900	501,159
Relo Group Inc.	19,400	428,136
Renesas Electronics Corp.(a)	204,000	2,214,142
Rengo Co. Ltd.	34,400	292,863
Resona Holdings Inc.	285,500	1,071,961
Resorttrust Inc.	17,000	279,412
Ricoh Co. Ltd.	120,200	1,313,407
Ringer Hut Co. Ltd.(a)	17,000	351,705
Rohm Co. Ltd.	17,200	1,677,998
Rohto Pharmaceutical Co. Ltd.	17,300	456,081
Round One Corp.	21,900	213,448
Royal Holdings Co. Ltd.(a)	34,700	621,359
Ryohin Keikaku Co. Ltd.	35,600	722,188
Saizeriya Co. Ltd.	17,200	423,696
Sakata Seed Corp.	17,200	563,258
Sanrio Co. Ltd.(a)(b)	17,200	293,356
Santen Pharmaceutical Co. Ltd.	68,700	930,874
Sanwa Holdings Corp.	51,500	626,723
SBI Holdings Inc.	51,600	1,235,198
Secom Co. Ltd.	34,400	2,603,755
Sega Sammy Holdings Inc.	34,500	435,161
Seibu Holdings Inc.(a)	35,000	394,923
Seikagaku Corp.	51,800	507,709
Seiko Epson Corp.	51,500	886,105
Seino Holdings Co. Ltd.	34,500	439,100
Sekisui Chemical Co. Ltd.	51,500	888,656
Sekisui House Ltd.	103,000	2,039,965
Sekisui House Reit Inc.	1,205	1,061,536
Senshu Ikeda Holdings Inc.	117,100	168,739
Seven & i Holdings Co. Ltd.	120,300	5,367,834
Seven Bank Ltd.	116,900	255,011
SG Holdings Co. Ltd.	50,600	1,360,585
Sharp Corp.	34,100	523,758
Shikoku Electric Power Co. Inc.	34,500	227,009
Shimadzu Corp.	34,400	1,387,368
Shimano Inc.	13,300	3,404,521
Shimizu Corp.	103,600	762,967
Shin-Etsu Chemical Co. Ltd.	52,600	8,580,593
Shin-Etsu Polymer Co. Ltd.	68,700	641,124
Shinko Electric Industries Co. Ltd.	34,500	1,172,682
Shinsei Bank Ltd.	34,500	456,309
Shionogi & Co. Ltd.	34,000	1,790,599
Shiseido Co. Ltd.	68,800	4,598,294
Shizuoka Bank Ltd. (The)	120,800	872,377
Showa Denko KK	17,200	493,533
Sinfonia Technology Co. Ltd.	200	2,315
SKY Perfect JSAT Holdings Inc.	29,000	109,714
SMC Corp.	9,200	5,469,157
Sodick Co. Ltd.	34,700	323,877
Softbank Corp.	448,500	5,857,950
SoftBank Group Corp.	204,000	12,828,668
Sohgo Security Services Co. Ltd.	17,200	804,283
Sojitz Corp.	251,600	769,716
Sompo Holdings Inc.	51,500	2,129,116
Sony Group Corp.	204,000	21,311,161
Sotetsu Holdings Inc.	17,000	336,289
Square Enix Holdings Co. Ltd.	17,200	892,451
Stanley Electric Co. Ltd.	34,400	897,597
Star Micronics Co. Ltd.	17,500	263,306

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Subaru Corp.	103,000	$2,023,637
SUMCO Corp.	34,000	786,363
Sumitomo Chemical Co. Ltd.	292,400	1,522,093
Sumitomo Corp.	188,700	2,564,415
Sumitomo Dainippon Pharma Co. Ltd.	34,400	595,646
Sumitomo Electric Industries Ltd.	120,200	1,707,647
Sumitomo Forestry Co. Ltd.	34,500	652,711
Sumitomo Heavy Industries Ltd.	17,200	476,401
Sumitomo Metal Mining Co. Ltd.	34,400	1,394,141
Sumitomo Mitsui Construction Co. Ltd.	73,900	326,376
Sumitomo Mitsui Financial Group Inc.	206,300	6,954,178
Sumitomo Mitsui Trust Holdings Inc.	51,500	1,690,531
Sumitomo Realty & Development Co. Ltd.	51,500	1,678,551
Sundrug Co. Ltd.	17,200	558,348
Suntory Beverage & Food Ltd.	17,200	603,074
Suzuken Co. Ltd.	17,200	496,354
Suzuki Motor Corp.	51,000	2,074,960
Sysmex Corp.	34,000	4,045,679
Systena Corp.	17,200	318,801
T&D Holdings Inc.	85,900	1,099,069
Taiheiyo Cement Corp.	19,300	449,664
Taisei Corp.	34,400	1,159,327
Taiyo Yuden Co. Ltd.	17,300	887,851
Takara Bio Inc.	17,500	437,462
Takara Holdings Inc.	51,500	599,265
Takasago Thermal Engineering Co. Ltd.	17,500	321,439
Takashimaya Co. Ltd.	39,400	408,845
Takeda Pharmaceutical Co. Ltd.	240,700	8,012,064
Takeuchi Manufacturing Co. Ltd.	17,500	436,307
Takuma Co. Ltd.	17,000	272,975
Tamura Corp.(b)	17,000	134,043
Tatsuta Electric Wire and Cable Co. Ltd.	51,600	253,675
TBS Holdings Inc.	17,500	263,377
TDK Corp.	17,200	1,962,520
TechMatrix Corp.	17,000	267,981
Teijin Ltd.	34,500	519,466
Terumo Corp.	103,100	4,001,387
THK Co. Ltd.	17,000	487,037
TIS Inc.	51,500	1,335,717
Toagosei Co. Ltd.	17,000	177,587
Tobu Railway Co. Ltd.	34,400	894,537
Tocalo Co. Ltd.	51,500	647,105
Toda Corp.	34,400	245,190
Toho Co. Ltd.	17,400	757,501
Toho Gas Co. Ltd.	17,200	836,050
Toho Holdings Co. Ltd.	17,500	293,929
Tohoku Electric Power Co. Inc.	69,300	525,033
Tokai Rika Co. Ltd.	17,500	272,726
Tokai Tokyo Financial Holdings Inc.	137,400	486,463
Tokio Marine Holdings Inc.	103,200	4,918,622
Tokuyama Corp.	17,200	364,238
Tokyo Electric Power Co. Holdings Inc.(a)	240,700	641,512
Tokyo Electron Ltd.	24,200	9,980,695
Tokyo Gas Co. Ltd.	68,700	1,300,403
Tokyo Seimitsu Co. Ltd.	17,200	736,398
Tokyo Steel Manufacturing Co. Ltd.	34,500	346,555
Tokyo Tatemono Co. Ltd.	51,500	774,812
Tokyu Construction Co. Ltd.	51,500	362,785
Tokyu Corp.	85,900	1,151,292
Tokyu Fudosan Holdings Corp.	102,000	575,825

Security	Shares	Value

Japan (continued)
Tokyu REIT Inc.	347	$646,389
TOMONY Holdings Inc.	85,900	233,992
Topcon Corp.	19,200	270,761
Toppan Inc.	34,000	576,744
Topre Corp.	17,500	252,983
Toray Industries Inc.	223,500	1,471,565
Toshiba Corp.	68,000	2,926,820
Tosoh Corp.	53,998	947,614
TOTO Ltd.	17,200	891,823
Toyo Construction Co. Ltd.	68,700	367,881
Toyo Gosei Co. Ltd.	2,700	297,759
Toyo Seikan Group Holdings Ltd.	34,500	469,416
Toyo Suisan Kaisha Ltd.	17,200	656,650
Toyo Tire Corp.	17,500	330,435
Toyobo Co. Ltd.	17,500	222,076
Toyoda Gosei Co. Ltd.	17,500	411,350
Toyota Boshoku Corp.	17,500	353,038
Toyota Industries Corp.	17,400	1,459,600
Toyota Motor Corp.	326,800	29,338,625
Toyota Tsusho Corp.	34,400	1,624,191
Trend Micro Inc.	17,200	895,485
TS Tech Co. Ltd.	34,400	511,779
Tsumura & Co.	17,200	542,556
Tsuruha Holdings Inc.	6,300	743,809
Ube Industries Ltd.	17,500	351,479
Unicharm Corp.	68,000	2,729,338
United Super Markets Holdings Inc.	34,400	336,520
United Urban Investment Corp.	515	757,554
Ushio Inc.	34,500	618,207
USS Co. Ltd.	51,500	896,509
UT Group Co. Ltd.	4,100	128,678
Uzabase Inc.(a)	200	4,198
Valor Holdings Co. Ltd.	800	16,989
VT Holdings Co. Ltd.	68,800	307,195
Wacom Co. Ltd.	51,500	298,408
Wakita & Co. Ltd.	34,700	324,684
Welcia Holdings Co. Ltd.	17,200	585,483
West Japan Railway Co.	17,200	934,517
Yakult Honsha Co. Ltd.	17,200	1,016,433
Yamada Holdings Co. Ltd.	102,000	481,894
Yamaguchi Financial Group Inc.	34,400	197,761
Yamaha Corp.	17,800	986,369
Yamaha Motor Co. Ltd.	51,500	1,289,595
Yamato Holdings Co. Ltd.	51,500	1,484,236
Yamazaki Baking Co. Ltd.	17,000	233,410
Yaskawa Electric Corp.	34,400	1,703,374
Yokogawa Electric Corp.	51,500	792,285
Yokohama Rubber Co. Ltd. (The)	17,100	341,460
Yoshinoya Holdings Co. Ltd.(a)	17,300	329,064
Z Holdings Corp.	430,400	2,154,229
Zensho Holdings Co. Ltd.	17,900	454,128
Zeon Corp.	17,200	235,008
Zojirushi Corp.	17,200	238,729
ZOZO Inc.	34,400	1,171,619

		742,879,148

New Zealand — 1.1%
a2 Milk Co. Ltd. (The)(a)(b)	114,677	498,600
Air New Zealand Ltd.(a)(b)	95,056	99,374
Argosy Property Ltd.	148,961	169,149
Auckland International Airport Ltd.(a)	194,832	982,995

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2020	iShares® Core MSCI Pacific ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Chorus Ltd.	69,028	$296,297
Contact Energy Ltd.	112,556	639,778
Fisher & Paykel Healthcare Corp. Ltd.	89,311	1,965,903
Fletcher Building Ltd.	128,596	684,736
Genesis Energy Ltd.	81,092	193,960
Goodman Property Trust	169,483	287,567
Infratil Ltd.	109,847	559,553
Kiwi Property Group Ltd.	244,998	199,041
Mercury NZ Ltd.	114,038	524,694
Meridian Energy Ltd.	208,126	756,724
Oceania Healthcare Ltd.	97,660	101,371
Precinct Properties New Zealand Ltd.	173,103	192,746
Pushpay Holdings Ltd.(a)	110,285	130,765
Ryman Healthcare Ltd.	68,491	629,084
SKYCITY Entertainment Group Ltd.(a)	109,011	244,553
Spark New Zealand Ltd.	301,925	996,584
Summerset Group Holdings Ltd.	33,579	302,079
Xero Ltd.(a)	20,624	2,139,788
Z Energy Ltd.	80,153	164,687

		12,760,028

Singapore — 3.4%
ARA LOGOS Logistics Trust	347,102	230,753
Ascendas REIT	464,015	1,067,811
Ascott Residence Trust	514,130	391,020
CapitaLand China Trust(b)	251,335	259,686
CapitaLand Integrated Commercial Trust	626,930	993,418
CapitaLand Ltd.	409,400	1,216,313
CDL Hospitality Trusts(b)	303,600	270,850
City Developments Ltd.	85,900	433,323
ComfortDelGro Corp. Ltd.	378,000	438,522
COSCO Shipping International Singapore Co. Ltd.(a)	549,400	119,579
DBS Group Holdings Ltd.	277,600	6,211,674
ESR-REIT	1,575,882	517,560
Far East Hospitality Trust(b)	326,300	139,507
First Resources Ltd.	86,500	86,717
Fortune REIT	172,000	186,921
Frasers Centrepoint Trust	221,467	395,670
Frasers Logistics & Commercial Trust	370,583	415,044
Genting Singapore Ltd.	996,900	594,849
Golden Agri-Resources Ltd.	753,400	127,582
Haw Par Corp. Ltd.(b)	17,000	167,925
Hutchison Port Holdings Trust, Class U	810,100	190,104
iFAST Corp. Ltd.	17,000	100,454
Keppel Corp. Ltd.	234,200	946,820
Keppel DC REIT	204,000	397,167
Keppel Infrastructure Trust	580,300	235,555
Keppel REIT	263,800	233,844
Mapletree Commercial Trust	362,095	576,479
Mapletree Industrial Trust	247,520	548,051
Mapletree Logistics Trust	452,236	704,117
Mapletree North Asia Commercial Trust	397,200	296,152
Medtecs International Corp. Ltd.(b)	153,000	91,009
Nanofilm Technologies International Ltd.(a)	136,000	620,481
OUE Commercial Real Estate Investment Trust	797,630	256,075
Oversea-Chinese Banking Corp. Ltd.	498,175	4,507,106
Parkway Life REIT	51,000	174,648
Raffles Medical Group Ltd.	217,800	231,471
Riverstone Holdings Ltd./Singapore	119,000	106,457
SATS Ltd.(a)	109,400	323,516

Security	Shares	Value

Singapore (continued)
Sea Ltd., ADR(a)	3,230	$891,997
Sembcorp Industries Ltd.(b)	185,000	285,372
Sembcorp Marine Ltd.(a)(b)	1,200,308	101,725
Sheng Siong Group Ltd.	105,200	121,938
SIA Engineering Co. Ltd.(a)	25,400	39,529
Silverlake Axis Ltd.	1,238,300	241,833
Singapore Airlines Ltd.(a)	203,700	763,674
Singapore Exchange Ltd.	128,100	1,120,873
Singapore Post Ltd.	172,000	81,275
Singapore Press Holdings Ltd.	213,300	295,950
Singapore Technologies Engineering Ltd.	243,100	717,918
Singapore Telecommunications Ltd.	1,257,400	2,107,512
Starhill Global REIT	326,500	149,447
Suntec REIT	213,500	229,756
United Overseas Bank Ltd.	170,300	3,292,509
UOL Group Ltd.	85,900	461,676
Venture Corp. Ltd.	51,600	723,785
Wilmar International Ltd.	275,600	882,624
Yangzijiang Shipbuilding Holdings Ltd.	438,500	443,730
Yanlord Land Group Ltd.(b)	202,200	167,045

		37,924,398

Total Common Stocks — 99.7% (Cost: $922,735,321)		1,116,581,007

Warrants

Singapore — 0.0%
Ezion Holdings Ltd. (Expires 04/16/23)(a)(b)(c)	341,183	2

Total Warrants — 0.0% (Cost: $0)		2

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	6,715,976	6,719,334
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	90,000	90,000

		6,809,334

Total Short-Term Investments — 0.6% (Cost: $6,808,412)		6,809,334

Total Investments in Securities — 100.3% (Cost: $929,543,733)		1,123,390,343

Other Assets, Less Liabilities — (0.3)%		(3,722,866)

Net Assets — 100.0%		$1,119,667,477

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Pacific ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$5,055,965	$1,668,305	(a)	$—		$(3,837)	$(1,099)	$6,719,334	6,715,976	$182,664	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	98,000	—		(8,000	)(a)	—	—	90,000	90,000	85		—

						$(3,837)	$(1,099)	$6,809,334		$182,749		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	12	09/09/21	$2,095	$(56,518)
ASX SPI 200 Index	7	09/16/21	939	7,637

				$(48,881)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$7,637

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$56,518

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,463,327

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$69,563

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,611,635

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Pacific ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$8,542,655	$1,108,038,350	$2	$1,116,581,007
Warrants	—	—	2	2
Money Market Funds	6,809,334	—	—	6,809,334

	$15,351,989	$1,108,038,350	$4	$1,123,390,343

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$7,637	$—	$7,637
Liabilities
Futures Contracts	—	(56,518)	—	(56,518)

	$—	$(48,881)	$—	$(48,881)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	85

Consolidated Schedule of Investments July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.1%
Arcos Dorados Holdings Inc., Class A(a)	162,915	$988,894
Banco BBVA Argentina SA, ADR(a)	75,408	230,749
Banco Macro SA, ADR(a)	42,685	576,248
Globant SA(a)	37,446	8,955,585
Grupo Financiero Galicia SA, ADR	103,898	811,443
Loma Negra Cia Industrial Argentina SA, ADR(b)	120,530	949,776
Pampa Energia SA, ADR(a)	57,614	893,593
Transportadora de Gas del Sur SA, Class B, ADR(a)	95,372	419,637
YPF SA, ADR(a)	198,371	864,898

		14,690,823

Australia — 5.3%
Abacus Property Group	491,461	1,145,360
Adbri Ltd.	533,201	1,388,780
Afterpay Ltd.(a)	212,680	15,117,794
AGL Energy Ltd.	379,281	2,008,534
ALS Ltd.	489,941	4,601,244
Altium Ltd.	120,293	3,004,325
Alumina Ltd.	2,158,322	2,646,811
AMP Ltd.	2,465,383	1,888,672
Ampol Ltd.	255,098	5,310,674
Ansell Ltd.	129,196	3,735,610
APA Group	1,051,368	7,377,433
Appen Ltd.	123,826	1,037,580
ARB Corp. Ltd.	91,240	3,138,534
Aristocrat Leisure Ltd.	568,116	17,410,023
ASX Ltd.	182,134	10,317,814
Atlas Arteria Ltd.	958,389	4,427,580
Aurizon Holdings Ltd.	1,333,720	3,784,970
AusNet Services Ltd.	1,632,500	2,183,272
Austal Ltd.	356,031	565,416
Australia & New Zealand Banking Group Ltd.	2,690,951	54,783,931
Bank of Queensland Ltd.	511,682	3,391,577
Bapcor Ltd.	393,908	2,368,782
Beach Energy Ltd.	1,698,524	1,494,061
Bega Cheese Ltd.	488,877	1,852,943
Bendigo & Adelaide Bank Ltd.	476,271	3,615,509
BHP Group Ltd.	2,757,702	108,319,243
BHP Group PLC	2,019,436	65,381,938
Blackmores Ltd.	13,045	697,300
BlueScope Steel Ltd.	525,867	9,325,368
Boral Ltd.(a)(b)	1,085,490	5,737,048
Brambles Ltd.	1,296,805	11,102,816
Bravura Solutions Ltd.	267,505	667,470
Breville Group Ltd.	133,508	3,173,867
Brickworks Ltd.	115,108	2,054,203
BWP Trust	689,396	2,082,483
BWX Ltd.	210,427	772,109
carsales.com Ltd.	260,592	4,202,045
Centuria Capital Group	833,476	1,788,013
Chalice Mining Ltd.(a)	450,184	2,395,676
Challenger Ltd.	556,801	2,330,474
Champion Iron Ltd.(a)	354,122	1,978,811
Charter Hall Group	502,727	6,007,507
Charter Hall Long Wale REIT	587,593	2,121,833
Charter Hall Retail REIT	670,436	1,828,060
CIMIC Group Ltd.	91,762	1,391,420
Cleanaway Waste Management Ltd.	1,967,467	3,686,963

Security	Shares	Value

Australia (continued)
Clinuvel Pharmaceuticals Ltd.	46,975	$962,074
Cochlear Ltd.	65,399	11,831,914
Codan Ltd./Australia	144,938	1,797,634
Coles Group Ltd.	1,272,616	16,377,982
Collins Foods Ltd.	141,922	1,152,232
Commonwealth Bank of Australia	1,674,917	122,784,922
Computershare Ltd.	544,722	6,263,045
Cooper Energy Ltd.(a)(b)	2,269,269	383,183
Corporate Travel Management Ltd.(a)(b)	128,346	2,048,923
Costa Group Holdings Ltd.	465,800	1,099,421
Credit Corp. Group Ltd.	75,388	1,551,917
Cromwell Property Group	1,836,739	1,180,824
Crown Resorts Ltd.(a)	302,018	1,916,113
CSL Ltd.	429,813	91,503,140
CSR Ltd.	648,184	2,658,929
Deterra Royalties Ltd.	566,924	1,947,623
Dexus/AU	1,004,516	7,588,164
Domain Holdings Australia Ltd.(a)	279,717	1,002,966
Domino’s Pizza Enterprises Ltd.	61,843	5,320,984
Downer EDI Ltd.	561,033	2,182,683
Eagers Automotive Ltd.	188,134	2,197,041
Elders Ltd.	213,139	1,773,634
Emeco Holdings Ltd.(a)	375,991	330,091
EML Payments Ltd.(a)	451,192	1,183,621
Endeavour Group Ltd./Australia(a)	1,209,126	5,882,914
Evolution Mining Ltd.	1,634,798	4,971,871
Flight Centre Travel Group Ltd.(a)(b)	211,242	2,336,172
Fortescue Metals Group Ltd.	1,618,660	29,577,131
G8 Education Ltd.(a)	971,194	692,352
Glencore PLC	9,521,547	42,762,694
Gold Road Resources Ltd.	1,432,317	1,382,479
Goodman Group	1,589,200	26,431,831
GPT Group (The)	1,794,695	6,153,478
GrainCorp Ltd., Class A	231,953	893,970
Growthpoint Properties Australia Ltd.	380,132	1,098,847
GUD Holdings Ltd.	167,190	1,447,876
GWA Group Ltd.	296,704	612,853
Harvey Norman Holdings Ltd.	598,742	2,500,596
Healius Ltd.	678,263	2,433,326
HUB24 Ltd.	92,788	1,640,825
IDP Education Ltd.	155,687	3,226,035
IGO Ltd.	605,161	4,128,974
Iluka Resources Ltd.	424,353	3,093,473
Incitec Pivot Ltd.	1,643,106	3,238,979
Inghams Group Ltd.	326,378	911,293
Insurance Australia Group Ltd.	2,183,925	7,788,209
InvoCare Ltd.	172,328	1,356,372
IOOF Holdings Ltd.	756,034	2,325,393
IPH Ltd.	210,293	1,250,568
IRESS Ltd.	209,265	2,171,766
James Hardie Industries PLC	448,291	15,124,685
JB Hi-Fi Ltd.	111,733	3,945,698
Jumbo Interactive Ltd.	66,046	803,748
Kogan.com Ltd.(b)	125,647	962,131
Lendlease Corp. Ltd.	640,060	5,745,049
Link Administration Holdings Ltd.	562,866	2,008,129
Lynas Rare Earths Ltd.(a)	972,908	5,258,589
Macquarie Group Ltd.	327,429	37,807,714
Magellan Financial Group Ltd.	129,799	4,683,033
Mayne Pharma Group Ltd.(a)	1,828,966	430,599

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Australia (continued)
McMillan Shakespeare Ltd.	104,498	$973,110
Medibank Pvt Ltd.	2,642,956	6,445,862
Megaport Ltd.(a)	207,377	2,537,571
Mesoblast Ltd.(a)(b)	769,520	1,070,832
Metcash Ltd.	1,007,306	2,982,063
Mineral Resources Ltd.	175,014	8,097,752
Mirvac Group	3,768,823	7,910,386
Monadelphous Group Ltd.	126,189	1,001,670
Nanosonics Ltd.(a)	254,033	994,357
National Australia Bank Ltd.	3,112,632	59,357,087
National Storage REIT	1,463,212	2,296,536
nearmap Ltd.(a)	706,367	1,074,078
Netwealth Group Ltd.	119,120	1,376,835
New Hope Corp. Ltd.(b)	436,488	639,174
Newcrest Mining Ltd.	770,176	14,885,610
NEXTDC Ltd.(a)	468,614	4,405,000
NIB Holdings Ltd.	485,367	2,559,477
Nine Entertainment Co. Holdings Ltd.	1,598,877	3,260,137
Northern Star Resources Ltd.	1,097,394	8,176,868
NRW Holdings Ltd.	658,651	828,399
Nufarm Ltd./Australia(a)	308,573	978,729
Oil Search Ltd.	1,828,833	5,111,565
Omni Bridgeway Ltd.	377,885	959,080
oOh!media Ltd.(a)	690,946	833,086
Orica Ltd.	336,950	3,073,235
Origin Energy Ltd.	1,568,661	4,739,295
Orocobre Ltd.(a)	400,592	2,423,541
Orora Ltd.	920,984	2,440,936
OZ Minerals Ltd.	358,441	6,076,954
Pact Group Holdings Ltd.	243,916	663,118
Pendal Group Ltd.	296,816	1,762,015
Perenti Global Ltd.	999,888	671,492
Perpetual Ltd.	58,796	1,624,984
Perseus Mining Ltd.(a)	1,767,116	2,159,591
Pilbara Minerals Ltd.(a)	2,085,594	2,713,776
Platinum Asset Management Ltd.	351,093	1,057,834
PointsBet Holdings Ltd.(a)	206,910	1,720,437
PolyNovo Ltd.(a)(b)	805,643	1,337,572
Premier Investments Ltd.	119,304	2,361,752
Pro Medicus Ltd.	62,394	2,667,169
Qantas Airways Ltd.(a)	771,191	2,599,703
QBE Insurance Group Ltd.	1,454,419	11,655,569
Qube Holdings Ltd.	1,347,265	2,903,218
Ramelius Resources Ltd.	1,123,729	1,392,983
Ramsay Health Care Ltd.	165,819	7,842,212
REA Group Ltd.	55,586	6,621,617
Redbubble Ltd.(a)(b)	400,532	954,897
Reece Ltd.	286,258	4,965,930
Regis Resources Ltd.	714,060	1,345,896
Reliance Worldwide Corp. Ltd.	847,993	3,463,765
Resolute Mining Ltd.(a)(b)	1,590,564	626,951
Rio Tinto Ltd.	341,406	33,461,189
Rio Tinto PLC	1,063,981	90,374,976
Sandfire Resources Ltd.	300,147	1,519,206
Santos Ltd.	1,791,358	8,453,208
Scentre Group	5,047,056	9,636,047
Seek Ltd.	348,685	7,542,731
Seven Group Holdings Ltd.	144,691	2,481,555
Shopping Centres Australasia Property Group	1,043,427	1,883,171
Sigma Healthcare Ltd.	933,244	431,463

Security	Shares	Value

Australia (continued)
Silver Lake Resources Ltd.(a)	1,180,656	$1,319,557
Sims Ltd.	211,826	2,560,776
SmartGroup Corp. Ltd.	131,810	698,582
Sonic Healthcare Ltd.	456,616	13,491,356
South32 Ltd.	4,500,324	9,861,521
Southern Cross Media Group Ltd.(a)	379,650	544,447
Spark Infrastructure Group	1,637,550	3,256,719
St. Barbara Ltd.	818,984	1,060,344
Star Entertainment Grp Ltd. (The)(a)	789,351	1,989,511
Steadfast Group Ltd.	888,600	2,907,365
Stockland	2,417,777	7,819,373
Suncorp Group Ltd.	1,139,531	9,677,876
Super Retail Group Ltd.	200,631	1,957,064
Sydney Airport(a)	1,149,263	6,613,059
Tabcorp Holdings Ltd.	2,109,779	7,700,919
Technology One Ltd.	290,868	2,021,725
Telstra Corp. Ltd.	3,875,973	10,796,227
Transurban Group	2,604,458	27,471,268
Treasury Wine Estates Ltd.	700,242	6,142,324
Vicinity Centres	3,221,156	3,680,775
Viva Energy Group Ltd.(c)	1,451,926	2,202,037
Washington H Soul Pattinson & Co. Ltd.	123,960	2,984,447
Waypoint REIT	1,061,455	2,051,391
Webjet Ltd.(a)(b)	483,312	1,774,672
Wesfarmers Ltd.	1,069,068	48,200,686
Western Areas Ltd.	300,441	577,383
Westgold Resources Ltd.(a)	482,502	619,052
Westpac Banking Corp.	3,458,183	62,117,418
Whitehaven Coal Ltd.(a)	983,706	1,603,259
WiseTech Global Ltd.	143,834	3,262,526
Woodside Petroleum Ltd.	872,975	14,023,436
Woolworths Group Ltd.	1,200,341	34,337,218
Worley Ltd.	328,076	2,693,964
Zip Co. Ltd.(a)(b)	483,386	2,359,558

		1,596,543,675

Austria — 0.2%
ams AG(a)	266,578	5,093,985
ANDRITZ AG	59,300	3,264,764
AT&S Austria Technologie & Systemtechnik AG	30,133	1,380,515
BAWAG Group AG(c)	58,440	3,319,945
CA Immobilien Anlagen AG	55,945	2,462,801
DO & CO AG(a)(b)	7,696	628,635
Erste Group Bank AG	288,354	11,173,883
EVN AG	34,262	829,502
FACC AG(a)(b)	31,755	327,488
IMMOFINANZ AG(a)	95,116	2,255,374
Lenzing AG(a)	18,621	2,401,625
Oesterreichische Post AG(b)	39,952	2,108,990
OMV AG	153,832	8,305,967
Raiffeisen Bank International AG	96,923	2,291,720
S IMMO AG	99,633	2,374,836
S&T AG(b)	66,132	1,678,345
Semperit AG Holding	22,522	829,554
Telekom Austria AG	210,432	1,794,803
UNIQA Insurance Group AG	190,567	1,633,435
Verbund AG	67,023	6,182,183
Vienna Insurance Group AG Wiener Versicherung Gruppe	52,048	1,435,499
voestalpine AG	109,474	4,829,516

S C H E D U L E O F I N V E S T M E N T S	87

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Austria (continued)
Wienerberger AG	119,138	$4,869,893

		71,473,258

Belgium — 0.6%
Ackermans & van Haaren NV	13,710	2,362,550
Aedifica SA	27,847	3,989,276
Ageas SA/NV	168,453	8,895,275
AGFA-Gevaert NV(a)	303,365	1,495,246
Akka Technologies(a)	21,922	1,224,553
Anheuser-Busch InBev SA/NV	715,728	45,171,098
Barco NV	74,892	1,870,939
Befimmo SA	44,067	1,867,735
Bekaert SA	47,152	2,239,346
bpost SA(a)	135,929	1,526,450
Cie. d’Entreprises CFE	13,031	1,330,935
Cofinimmo SA	7,496	1,211,363
D’ieteren Group	30,724	4,924,391
Econocom Group SA/NV	142,196	618,374
Elia Group SA/NV	32,471	3,837,776
Etablissements Franz Colruyt NV	40,211	2,286,301
Euronav NV	181,482	1,577,055
Fagron	74,310	1,541,357
Galapagos NV(a)(b)	42,655	2,584,809
Gimv NV	53,027	3,384,195
Groupe Bruxelles Lambert SA	80,626	9,380,770
KBC Ancora	52,515	2,321,339
KBC Group NV	235,689	18,978,305
Kinepolis Group NV(a)(b)	21,725	1,128,331
Melexis NV	22,629	2,522,220
Mithra Pharmaceuticals SA(a)(b)	30,852	745,265
Montea NV	13,101	1,756,139
Ontex Group NV(a)	73,381	816,247
Orange Belgium SA	47,032	1,125,475
Proximus SADP	87,422	1,796,546
Sofina SA	14,676	6,881,336
Solvay SA	66,863	8,929,988
Telenet Group Holding NV	44,960	1,687,414
Tessenderlo Group SA(a)	35,639	1,507,579
UCB SA	117,610	12,720,378
Umicore SA	190,493	11,823,279
Warehouses De Pauw CVA	143,268	6,161,706
Xior Student Housing NV	31,629	2,044,834

		186,266,175

Brazil — 1.2%
Aliansce Sonae Shopping Centers SA	181,696	985,884
Ambev SA	4,472,468	14,289,227
Americanas SA, NVS(a)	344,744	3,250,027
Anima Holding SA(a)	393,874	869,688
Arezzo Industria e Comercio SA	98,544	1,712,706
Atacadao SA	377,628	1,376,884
B3 SA - Brasil, Bolsa, Balcao	5,904,068	17,287,388
Banco Bradesco SA	1,304,449	5,171,962
Banco BTG Pactual SA	1,121,340	6,299,699
Banco do Brasil SA	690,920	4,195,997
Banco Inter SA	338,502	4,613,233
Banco Santander Brasil SA	260,140	2,024,879
BB Seguridade Participacoes SA	42,558	174,620
BK Brasil Operacao e Assessoria a Restaurantes SA(a)	221,835	448,078
BR Malls Participacoes SA(a)	1,063,023	2,047,160

Security	Shares	Value

Brazil (continued)
BRF SA(a)	491,510	$2,417,796
CCR SA	806,012	2,011,838
Centrais Eletricas Brasileiras SA	310,252	2,397,666
Cia Brasileira de Distribuicao	206,694	1,231,453
Cia. de Locacao das Americas	502,523	2,623,453
Cia. de Saneamento Basico do Estado de Sao Paulo	293,671	1,999,438
Cia. de Saneamento de Minas Gerais-COPASA	216,330	575,689
Cia. de Saneamento do Parana	241,923	903,916
Cia. Hering	139,708	997,866
Cia. Siderurgica Nacional SA	681,929	6,121,093
Cielo SA	1,183,566	768,099
Cogna Educacao(a)	2,004,287	1,400,779
Cosan SA	982,072	4,817,730
CVC Brasil Operadora e Agencia de Viagens S.A., NVS(a)	33,106	139,842
CVC Brasil Operadora e Agencia de Viagens SA(a)	276,265	1,182,875
Cyrela Brazil Realty SA Empreendimentos e Participacoes	335,799	1,344,292
Duratex SA	396,416	1,676,771
EcoRodovias Infraestrutura e Logistica SA(a)	275,600	577,314
EDP - Energias do Brasil SA	329,790	1,084,684
Embraer SA(a)	835,122	2,980,832
Energisa SA	217,242	1,783,151
Eneva SA(a)	958,155	3,028,125
Engie Brasil Energia SA	161,473	1,175,956
Equatorial Energia SA	831,804	3,864,956
Ez Tec Empreendimentos e Participacoes SA	128,861	680,397
Fleury SA	252,549	1,132,731
Grendene SA	364,800	772,571
Grupo SBF SA(a)	173,430	1,168,798
Guararapes Confeccoes SA	171,453	580,042
Hapvida Participacoes e Investimentos SA(c)	1,124,090	3,071,243
Hypera SA	353,649	2,420,695
Iguatemi Empresa de Shopping Centers SA	108,433	850,059
Iochpe Maxion SA(a)	151,722	421,818
IRB Brasil Resseguros S/A	1,273,171	1,388,492
JBS SA	1,016,083	6,252,668
JHSF Participacoes SA	583,130	835,242
Klabin SA(a)	686,731	3,225,160
Light SA	409,871	1,141,099
Localiza Rent a Car SA	607,863	7,253,624
Locaweb Servicos de Internet SA(c)	417,286	1,995,794
LOG Commercial Properties e Participacoes SA	112,167	618,310
Lojas Renner SA	853,670	6,769,370
M. Dias Branco SA	304,415	1,821,259
Magazine Luiza SA	3,014,582	11,923,466
Marfrig Global Foods SA	647,299	2,437,197
Minerva SA	817,137	1,407,329
Movida Participacoes SA	260,655	1,121,544
MRV Engenharia e Participacoes SA	393,061	1,082,224
Multiplan Empreendimentos Imobiliarios SA	356,044	1,596,242
Natura & Co. Holding SA(a)	963,735	9,945,904
Notre Dame Intermedica Participacoes SA	526,278	8,083,759
Odontoprev SA	260,552	650,348
Petro Rio SA(a)	777,134	2,663,436
Petrobras Distribuidora SA	969,499	5,273,539
Petroleo Brasileiro SA	3,561,946	18,807,376

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Qualicorp Consultoria e Corretora de Seguros SA	274,796	$1,358,613
Raia Drogasil SA	1,034,537	5,013,529
Rede D’Or Sao Luiz SA(c)	227,735	3,017,082
Rumo SA(a)	1,195,519	4,742,365
Santos Brasil Participacoes SA(a)	927,324	1,613,125
Sao Martinho SA	271,300	1,670,540
Sendas Distribuidora SA	136,014	2,263,657
SLC Agricola SA	129,042	1,114,941
Sul America SA	288,780	1,659,518
Suzano SA(a)	727,910	7,556,875
Telefonica Brasil SA	313,491	2,480,481
TIM SA	913,795	1,986,110
TOTVS SA	461,025	3,130,004
Transmissora Alianca de Energia Eletrica SA	364,610	2,660,237
Trisul SA	420,816	704,558
Ultrapar Participacoes SA	671,309	2,278,835
Vale SA	3,781,488	78,965,993
Via Varejo SA(a)	1,158,927	2,801,496
WEG SA	1,714,989	11,758,702
YDUQS Participacoes SA	284,747	1,545,039

		357,566,482

Canada — 7.0%
Aecon Group Inc.	91,864	1,498,423
Ag Growth International Inc.	33,722	874,404
Agnico Eagle Mines Ltd.	230,387	14,904,244
Air Canada(a)	146,023	2,923,737
Alamos Gold Inc., Class A	369,009	2,999,159
Algonquin Power & Utilities Corp.	579,292	9,230,783
Alimentation Couche-Tard Inc., Class B	797,319	32,139,446
Allied Properties REIT	53,665	1,966,197
AltaGas Ltd.	304,592	6,447,800
Altus Group Ltd.	45,821	2,156,628
ARC Resources Ltd.	672,275	5,086,787
Aritzia Inc.(a)	81,136	2,379,582
Atco Ltd., Class I, NVS	63,910	2,309,284
ATS Automation Tooling Systems Inc.(a)	101,327	3,050,531
B2Gold Corp.	932,021	3,907,077
Badger Infrastructure Solutions Ltd.	55,651	1,554,535
Ballard Power Systems Inc.(a)	226,951	3,674,583
Bank of Montreal	618,442	61,234,482
Bank of Nova Scotia (The)	1,110,867	69,335,695
Barrick Gold Corp.	1,520,682	33,104,940
Bausch Health Cos Inc.(a)	315,812	9,239,450
BlackBerry Ltd.(a)	532,101	5,416,546
Boardwalk REIT	49,459	1,810,907
Bombardier Inc., Class B(a)	2,272,128	2,713,587
Boralex Inc., Class A	78,983	2,486,103
Boyd Group Services Inc.	18,169	3,558,800
Brookfield Asset Management Inc., Class A	1,236,076	66,727,892
Brookfield Asset Management Reinsurance Partners Ltd., Class A(a)	11,929	645,788
Brookfield Infrastructure Corp., Class A	38,686	2,508,574
Brookfield Renewable Corp., Class A	135,743	5,760,047
BRP Inc.	41,269	3,457,718
CAE Inc.(a)	275,510	8,407,074
Cameco Corp.	404,494	7,194,391
Canada Goose Holdings Inc.(a)	62,189	2,639,892
Canadian Apartment Properties REIT	73,627	3,679,580
Canadian Imperial Bank of Commerce	415,028	48,259,147

Security	Shares	Value

Canada (continued)
Canadian National Railway Co.	652,242	$70,870,412
Canadian Natural Resources Ltd.	1,141,310	37,662,498
Canadian Pacific Railway Ltd.	614,063	45,596,983
Canadian Tire Corp. Ltd., Class A, NVS	56,758	8,732,070
Canadian Utilities Ltd., Class A, NVS	78,955	2,313,085
Canadian Western Bank	89,287	2,433,994
Canfor Corp.(a)	86,019	1,660,947
Canopy Growth Corp.(a)	235,568	4,461,744
Capital Power Corp.	95,114	3,224,849
Cascades Inc.	81,816	1,048,604
CCL Industries Inc., Class B, NVS	154,396	8,854,628
Celestica Inc.(a)	146,931	1,299,013
Cenovus Energy Inc.	1,309,292	10,924,759
Centerra Gold Inc.	245,760	1,975,772
CGI Inc.(a)	215,065	19,563,744
Charlottes Web Holdings Inc.(a)(b)	241,169	775,158
Choice Properties REIT	170,061	2,003,765
CI Financial Corp.	191,589	3,493,628
Cineplex Inc.(a)(b)	90,558	937,808
Cogeco Communications Inc.	26,143	2,475,371
Colliers International Group Inc.	34,047	4,368,583
Cominar REIT	124,242	1,139,250
Constellation Software Inc.	19,477	31,198,638
Corus Entertainment Inc., Class B, NVS	256,820	1,191,879
Crescent Point Energy Corp.	576,983	2,108,883
Cronos Group Inc.(a)	254,925	1,881,901
Descartes Systems Group Inc. (The)(a)	85,508	6,202,003
Dollarama Inc.	282,866	13,320,277
DREAM Unlimited Corp., Class A	66,364	1,428,241
Dye & Durham Ltd.	52,104	1,969,979
ECN Capital Corp.	384,678	3,234,428
Eldorado Gold Corp.(a)	161,013	1,504,819
Element Fleet Management Corp.	450,125	5,152,120
Emera Inc.	205,197	9,570,706
Empire Co. Ltd., Class A, NVS	165,944	5,449,443
Enbridge Inc.	1,900,565	74,919,675
Enerflex Ltd.	112,330	651,867
Enerplus Corp.	416,886	2,596,348
Enghouse Systems Ltd.	54,579	2,463,405
Equinox Gold Corp.(a)	306,705	2,133,857
Equitable Group Inc.	16,720	2,010,260
ERO Copper Corp.(a)(b)	81,399	1,638,289
Extendicare Inc.	217,632	1,444,368
Fairfax Financial Holdings Ltd.	26,079	10,985,538
Finning International Inc.	157,827	4,081,035
First Capital Real Estate Investment Trust	173,653	2,519,333
First Majestic Silver Corp.(b)	200,151	2,736,916
First Quantum Minerals Ltd.	584,897	12,526,810
FirstService Corp.	41,871	7,798,960
Fortis Inc.	393,758	17,857,348
Fortuna Silver Mines Inc.(a)	256,282	1,218,141
Franco-Nevada Corp.	179,173	28,658,201
Freehold Royalties Ltd.	308,788	2,160,724
George Weston Ltd.	73,273	7,598,638
GFL Environmental Inc.	174,031	6,062,350
Gibson Energy Inc.	137,589	2,521,068
Gildan Activewear Inc.	199,767	6,886,806
Granite REIT	70,429	4,876,288
Great Canadian Gaming Corp.(a)	56,107	1,992,257
Great-West Lifeco Inc.	270,433	8,137,267

S C H E D U L E O F I N V E S T M E N T S	89

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
H&R Real Estate Investment Trust	216,963	$2,926,809
Home Capital Group Inc.(a)	86,570	2,695,771
Hudbay Minerals Inc.	324,637	2,318,464
Hydro One Ltd.(c)	313,649	7,743,178
iA Financial Corp. Inc.	106,327	5,882,246
IAMGOLD Corp.(a)(b)	515,280	1,408,388
IGM Financial Inc.	38,148	1,346,310
Imperial Oil Ltd.	268,953	7,368,398
Innergex Renewable Energy Inc.	128,524	2,240,620
Intact Financial Corp.	144,530	19,693,892
Inter Pipeline Ltd.	386,196	6,184,832
Interfor Corp.	95,400	1,956,786
InterRent REIT	154,506	2,226,690
Intertape Polymer Group Inc.	78,160	1,739,743
Ivanhoe Mines Ltd., Class A(a)	652,734	4,844,755
Jamieson Wellness Inc.(c)	75,820	2,125,221
Keyera Corp.	226,043	6,051,488
Killam Apartment REIT	126,760	2,103,184
Kinaxis Inc.(a)	28,938	3,754,332
Kinross Gold Corp.	1,207,890	7,909,956
Kirkland Lake Gold Ltd.	259,490	11,096,338
Labrador Iron Ore Royalty Corp.	68,457	2,722,148
Largo Resources Ltd.(a)	42,381	692,988
Laurentian Bank of Canada	74,723	2,539,480
LifeWorks Inc.	90,901	2,585,826
Lightspeed POS Inc.(a)	105,977	9,074,642
Linamar Corp.	49,735	2,942,800
Lithium Americas Corp.(a)(b)	133,163	1,944,718
Loblaw Companies Ltd.	140,982	9,537,416
Lundin Mining Corp.	666,517	6,074,301
MAG Silver Corp.(a)	108,135	2,146,925
Magna International Inc.	277,111	23,233,256
Manulife Financial Corp.	1,798,642	34,773,361
Maple Leaf Foods Inc.	90,530	1,793,040
Martinrea International Inc.	142,407	1,445,073
MEG Energy Corp.(a)(b)	355,576	2,268,664
Methanex Corp.	74,720	2,517,817
Metro Inc.	236,773	12,278,946
MTY Food Group Inc.	29,916	1,630,081
Mullen Group Ltd.	104,493	1,134,883
National Bank of Canada	331,755	25,392,181
New Gold Inc.(a)	637,201	1,041,912
NexGen Energy Ltd.(a)(b)	530,688	2,241,685
NFI Group Inc.	73,063	1,586,467
North West Co. Inc. (The)	71,852	2,094,052
Northland Power Inc.	198,397	6,962,024
Novagold Resources Inc.(a)	268,631	2,105,812
Nutrien Ltd.	561,291	33,373,330
Nuvei Corp.(a)(c)	47,758	3,923,307
OceanaGold Corp.(a)(b)	619,248	1,206,134
Onex Corp.	74,059	5,645,248
Open Text Corp.	257,525	13,375,777
Organigram Holdings Inc.(a)(b)	433,033	1,128,052
Osisko Gold Royalties Ltd.	199,411	2,718,805
Osisko Mining Inc.(a)(b)	318,102	810,808
Pan American Silver Corp.	209,516	5,882,771
Parex Resources Inc.(a)	149,371	2,454,397
Parkland Corp./Canada	159,308	5,070,632
Pason Systems Inc.	129,229	822,442
Pembina Pipeline Corp.	547,761	18,106,495

Security	Shares	Value

Canada (continued)
Poseidon Concepts Corp.(a)	293	$0	(d)
Power Corp. of Canada	558,298	17,819,354
PrairieSky Royalty Ltd.	230,219	2,579,722
Premium Brands Holdings Corp.	33,604	3,436,356
Pretium Resources Inc.(a)	210,716	1,964,273
Primo Water Corp.	142,215	2,347,072
Quebecor Inc., Class B	114,205	2,987,858
Real Matters Inc.(a)	105,162	1,076,402
Restaurant Brands International Inc.	237,348	16,193,541
Richelieu Hardware Ltd.	83,619	2,916,209
RioCan REIT	154,086	2,789,999
Ritchie Bros Auctioneers Inc.	110,016	6,567,804
Rogers Communications Inc., Class B, NVS	352,940	18,014,764
Royal Bank of Canada	1,317,260	133,225,286
Russel Metals Inc.	104,617	2,951,682
Sandstorm Gold Ltd.(a)	252,513	1,987,558
Saputo Inc.	232,802	6,717,595
Seabridge Gold Inc.(a)	131,593	2,382,724
Shaw Communications Inc., Class B, NVS	444,597	12,985,825
Shopify Inc., Class A(a)	107,414	161,258,754
Sierra Wireless Inc.(a)	43,540	840,717
Silvercorp Metals Inc.	205,158	1,019,541
SilverCrest Metals Inc.(a)(b)	229,034	1,982,660
Sleep Country Canada Holdings Inc.(c)	58,254	1,373,237
SmartCentres Real Estate Investment Trust	177,311	4,286,390
SNC-Lavalin Group Inc.	166,019	4,417,947
Spin Master Corp.(a)(c)	36,012	1,380,614
SSR Mining Inc.	216,872	3,530,515
Stantec Inc.	112,939	5,257,692
Stella-Jones Inc.	50,584	1,835,474
Sun Life Financial Inc.	540,224	28,137,027
Suncor Energy Inc.	1,477,843	29,092,517
Superior Plus Corp.	248,745	3,126,260
TC Energy Corp.	870,946	42,458,268
Teck Resources Ltd., Class B	450,881	10,292,635
TELUS Corp.	405,806	9,013,213
TFI International Inc.	86,263	9,656,533
Thomson Reuters Corp.	172,059	18,231,965
TMX Group Ltd.	56,236	6,175,773
Torex Gold Resources Inc.(a)	100,055	1,125,178
Toromont Industries Ltd.	86,198	7,284,270
Toronto-Dominion Bank (The)	1,687,369	112,189,210
Tourmaline Oil Corp.	280,858	7,667,540
TransAlta Corp.	293,604	3,061,709
TransAlta Renewables Inc.	167,561	2,950,717
Transcontinental Inc., Class A	135,902	2,689,500
Tricon Residential Inc.	185,094	2,217,983
Trillium Therapeutics Inc.(a)	82,649	540,571
Turquoise Hill Resources Ltd.(a)	110,646	1,846,465
Vermilion Energy Inc.(a)	207,269	1,490,224
Wesdome Gold Mines Ltd.(a)(b)	179,211	1,812,795
West Fraser Timber Co. Ltd.	89,618	6,428,274
Westshore Terminals Investment Corp.(b)	80,322	1,386,771
Wheaton Precious Metals Corp.	419,619	19,383,330
Whitecap Resources Inc.	590,278	2,701,577
Winpak Ltd.	32,637	1,066,536
WSP Global Inc.	114,229	13,558,971
Yamana Gold Inc.	840,374	3,765,382

		2,108,164,400

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile — 0.1%
AES Andes SA	2,434,099	$312,728
Aguas Andinas SA, Class A	3,212,316	653,143
Banco de Chile	32,738,149	2,998,216
Banco de Credito e Inversiones SA	53,080	2,189,270
Banco Santander Chile	53,323,506	2,631,447
CAP SA	108,314	1,876,871
Cencosud SA	1,364,074	2,474,039
Cia. Cervecerias Unidas SA	187,014	2,020,501
Colbun SA	9,250,444	1,353,037
Empresa Nacional de Telecomunicaciones SA	205,371	988,041
Empresas CMPC SA	837,566	1,810,035
Empresas COPEC SA	376,864	3,252,745
Enel Americas SA	27,641,914	3,841,679
Enel Chile SA	30,443,369	1,580,166
Engie Energia Chile SA	771,339	603,646
Falabella SA	669,392	2,602,115
Inversiones Aguas Metropolitanas SA	794,162	425,920
Itau CorpBanca Chile SA(a)	130,976,702	334,999
Parque Arauco SA(a)	758,630	960,687
SONDA SA	795,353	419,222
Vina Concha y Toro SA	684,520	1,189,748

		34,518,255

China — 9.0%
21Vianet Group Inc., ADR(a)	89,751	1,555,385
360 DigiTech Inc.(a)(b)	115,949	2,463,916
3SBio Inc.(a)(c)	1,673,000	1,393,973
51job Inc., ADR(a)	27,553	1,984,367
AAC Technologies Holdings Inc.	599,000	3,595,263
Agile Group Holdings Ltd.	1,466,250	1,604,157
Agora Inc., ADR(a)(b)	58,143	1,836,156
Agricultural Bank of China Ltd., Class A	5,471,700	2,480,486
Agricultural Bank of China Ltd., Class H	24,636,000	8,215,448
Aier Eye Hospital Group Co. Ltd., Class A	361,021	3,292,162
Air China Ltd., Class H(a)	1,616,000	1,030,459
AK Medical Holdings Ltd.(c)	602,000	745,118
Akeso Inc.(a)(c)	261,000	1,736,440
Alibaba Group Holding Ltd.(a)	14,416,472	352,089,894
Alibaba Health Information Technology Ltd.(a)	3,788,000	5,904,003
Alibaba Pictures Group Ltd.(a)	18,900,000	2,288,449
A-Living Smart City Services Co. Ltd.(c)	424,250	1,618,161
Aluminum Corp. of China Ltd., Class H(a)	4,212,000	2,569,122
Anhui Conch Cement Co. Ltd., Class A	450,187	2,469,164
Anhui Conch Cement Co. Ltd., Class H	829,500	3,967,417
Anhui Gujing Distillery Co. Ltd., Class A	46,300	1,335,506
ANTA Sports Products Ltd.	1,036,000	22,555,119
Anxin-China Holdings Ltd.(a)(e)	1,004,000	1
Asia Cement China Holdings Corp.	668,000	454,404
Autohome Inc., ADR	62,753	2,842,711
AviChina Industry & Technology Co. Ltd., Class H	3,090,000	2,316,498
Baidu Inc., ADR(a)	258,109	42,332,457
Bank of Beijing Co. Ltd., Class A	4,242,193	2,816,078
Bank of China Ltd., Class A	4,300,300	1,989,392
Bank of China Ltd., Class H	70,587,000	24,528,296
Bank of Communications Co. Ltd., Class A	4,320,798	2,861,841
Bank of Communications Co. Ltd., Class H	4,882,000	2,823,992
Bank of Ningbo Co. Ltd., Class A	550,174	2,760,920
Bank of Shanghai Co. Ltd., Class A	2,286,851	2,531,153
Baoshan Iron & Steel Co. Ltd., Class A	2,260,476	2,767,753
Baozun Inc., ADR(a)(b)	65,437	1,617,603

Security	Shares	Value

China (continued)
BeiGene Ltd., ADR(a)(b)	45,493	$14,402,629
Beijing Capital International Airport Co. Ltd., Class H(a)	2,410,000	1,385,086
Beijing Chunlizhengda Medical Instruments Co. Ltd., Class H(a)(b)	168,750	454,507
Beijing Enterprises Holdings Ltd.	620,000	1,928,526
Beijing Enterprises Water Group Ltd.	7,240,000	2,657,630
Beijing Sinnet Technology Co. Ltd., Class A	565,200	1,415,292
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	3,091,900	2,301,999
BEST Inc., ADR(a)(b)	231,373	233,687
Bilibili Inc., ADR(a)(b)	161,557	13,826,048
BOC Aviation Ltd.(b)(c)	210,000	1,544,059
BOE Technology Group Co. Ltd., Class A	2,963,900	2,638,169
Bosideng International Holdings Ltd.	3,828,000	2,396,774
Brilliance China Automotive Holdings Ltd.	2,152,800	1,500,511
Brilliance China Automotive Holdings Ltd., NVS	23,920	166,722
BYD Co. Ltd., Class A	121,300	5,007,651
BYD Co. Ltd., Class H	732,500	22,640,425
BYD Electronic International Co. Ltd.(b)	629,500	3,197,958
CanSino Biologics Inc., Class H(a)(c)	82,000	3,478,581
CGN Power Co. Ltd., Class H(c)	8,800,000	1,902,181
Changchun High & New Technology Industry Group Inc., Class A	48,600	2,304,256
China Aoyuan Group Ltd.	1,687,000	1,078,877
China BlueChemical Ltd., Class H	3,352,000	1,058,219
China Bohai Bank Co. Ltd., Class H(c)	2,446,000	953,704
China Cinda Asset Management Co. Ltd., Class H	9,260,000	1,572,902
China CITIC Bank Corp. Ltd., Class H	6,915,000	3,094,631
China Communications Services Corp. Ltd., Class H	2,114,000	906,903
China Conch Venture Holdings Ltd.	1,462,000	5,330,244
China Construction Bank Corp., Class H	95,060,000	66,213,413
China East Education Holdings Ltd.(c)	762,500	891,697
China Eastern Airlines Corp. Ltd., Class A	1,425,793	973,037
China Education Group Holdings Ltd.	847,000	1,535,906
China Everbright Bank Co. Ltd., Class A	4,136,200	2,111,957
China Everbright Bank Co. Ltd., Class H	67,000	22,840
China Everbright Environment Group Ltd.	2,964,629	1,607,866
China Everbright Ltd.	976,000	1,072,738
China Evergrande Group(b)	1,545,000	1,045,313
China Feihe Ltd.(c)	3,420,000	6,574,984
China Fortune Land Development Co. Ltd., Class A(a)	1,082,660	726,523
China Galaxy Securities Co. Ltd., Class H	3,386,500	1,769,421
China Gas Holdings Ltd.	2,922,400	8,997,449
China Hongqiao Group Ltd.	2,430,500	3,222,459
China Huarong Asset Management Co. Ltd., Class H(c)(e)	10,755,000	1,058,733
China Huishan Dairy Holdings Co. Ltd.(a)(e)	262,905	0	(d)
China International Capital Corp. Ltd., Class H(c)	1,318,000	3,036,041
China Jinmao Holdings Group Ltd.	4,020,000	1,122,654
China Lesso Group Holdings Ltd.	1,182,000	2,468,139
China Life Insurance Co. Ltd., Class A	306,300	1,328,700
China Life Insurance Co. Ltd., Class H	6,158,000	10,263,812
China Literature Ltd.(a)(b)(c)	349,800	3,246,154
China Longyuan Power Group Corp. Ltd.,
Class H	3,298,000	6,176,054

S C H E D U L E O F I N V E S T M E N T S	91

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Lumena New Materials Corp.(a)(b)(e)	3,800	$0	(d)
China Medical System Holdings Ltd.	1,332,000	2,705,031
China Meidong Auto Holdings Ltd.	670,000	3,616,499
China Mengniu Dairy Co. Ltd.	2,992,000	16,244,803
China Merchants Bank Co. Ltd., Class A	1,371,831	9,889,251
China Merchants Bank Co. Ltd., Class H	4,073,177	30,986,906
China Merchants Port Holdings Co. Ltd.	1,150,000	1,602,384
China Merchants Securities Co. Ltd., Class A	774,872	1,989,718
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,353,382	1,962,168
China Metal Recycling Holdings Ltd.(a)(e)	3,000	—
China Minsheng Banking Corp. Ltd., Class A	3,810,199	2,347,186
China Minsheng Banking Corp. Ltd., Class H	2,503,500	1,018,446
China Molybdenum Co. Ltd., Class H	3,933,000	2,878,722
China National Building Material Co. Ltd., Class H	3,374,000	3,654,384
China Oilfield Services Ltd., Class H	1,826,000	1,327,313
China Oriental Group Co. Ltd.(b)	1,460,000	467,254
China Overseas Grand Oceans Group Ltd.	1,888,000	1,087,359
China Overseas Land & Investment Ltd.	3,184,000	6,673,483
China Overseas Property Holdings Ltd.	1,635,000	1,532,470
China Pacific Insurance Group Co. Ltd., Class A	584,988	2,359,229
China Pacific Insurance Group Co. Ltd., Class H	2,311,000	6,507,826
China Petroleum & Chemical Corp., Class A	4,914,448	3,032,073
China Petroleum & Chemical Corp., Class H	20,906,200	9,559,787
China Power International Development Ltd.	6,917,000	1,583,555
China Railway Group Ltd., Class A	3,157,285	2,576,707
China Railway Group Ltd., Class H	900,000	417,285
China Renewable Energy Investment Ltd.(a)(e)	4,386	0	(d)
China Resources Beer Holdings Co. Ltd.	1,354,000	10,152,569
China Resources Cement Holdings Ltd.	1,860,000	1,536,620
China Resources Gas Group Ltd.	988,000	6,089,858
China Resources Land Ltd.	2,866,666	9,579,989
China Resources Medical Holdings Co. Ltd.	1,944,500	1,804,701
China Resources Mixc Lifestyle Services Ltd.(c)	393,200	2,382,146
China Resources Pharmaceutical Group Ltd.(c)	1,853,500	992,761
China Resources Power Holdings Co. Ltd.	1,466,000	2,527,305
China SCE Group Holdings Ltd.	2,738,000	955,610
China Shenhua Energy Co. Ltd., Class H	3,240,500	6,131,742
China Shineway Pharmaceutical Group Ltd.	756,000	765,740
China Southern Airlines Co. Ltd., Class H(a)	2,548,000	1,340,023
China State Construction Engineering Corp. Ltd., Class A	4,893,980	3,380,437
China State Construction International Holdings Ltd.	1,644,000	1,024,125
China Taiping Insurance Holdings Co. Ltd.	1,281,568	1,800,289
China Tourism Group Duty Free Corp. Ltd., Class A	167,892	6,271,138
China Tower Corp. Ltd., Class H(c)	33,172,000	4,400,552
China Traditional Chinese Medicine Holdings Co. Ltd.	4,596,000	2,872,147
China Travel International Investment Hong Kong Ltd.(a)	4,464,000	642,417
China Vanke Co. Ltd., Class A	891,192	2,851,487
China Vanke Co. Ltd., Class H	1,275,900	3,323,789
China Water Affairs Group Ltd.	1,350,000	1,016,259
China Yangtze Power Co. Ltd., Class A	1,463,838	4,305,557
China Yuhua Education Corp. Ltd.(c)	2,044,000	1,265,146
Chinasoft International Ltd.	2,586,000	4,636,748

Security	Shares	Value

China (continued)
Chongqing Rural Commercial Bank Co. Ltd., Class H	3,696,000	$1,379,473
Chongqing Zhifei Biological Products Co. Ltd., Class A	99,900	2,449,945
CIFI Ever Sunshine Services Group Ltd.	1,060,000	2,118,442
CIFI Holdings Group Co. Ltd.	2,298,000	1,385,886
CITIC Ltd.	4,794,000	5,177,951
CITIC Securities Co. Ltd., Class A	969,499	3,392,739
CITIC Securities Co. Ltd., Class H	1,688,500	3,760,251
COFCO Joycome Foods Ltd.	3,266,000	950,536
Contemporary Amperex Technology Co. Ltd., Class A	168,499	14,441,453
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	868,570	2,385,865
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(b)	3,437,300	5,185,203
COSCO SHIPPING Ports Ltd.	2,768,000	1,975,400
Country Garden Holdings Co. Ltd.	6,943,866	6,788,463
Country Garden Services Holdings Co. Ltd.	1,440,000	11,692,641
CSC Financial Co. Ltd., Class A	388,600	1,589,562
CSPC Pharmaceutical Group Ltd.	8,623,440	11,640,252
CStone Pharmaceuticals(a)(c)	1,258,500	2,330,074
Dali Foods Group Co. Ltd.(c)	2,434,000	1,318,613
Daqo New Energy Corp., ADR(a)(b)	54,479	3,227,881
DiDi Global Inc., Class A, ADR(a)(b)	291,028	3,000,499
Digital China Holdings Ltd.	1,547,000	886,417
Dongfeng Motor Group Co. Ltd., Class H	2,174,000	1,928,534
Dongyue Group Ltd.	1,956,000	4,107,353
DouYu International Holdings Ltd., ADR(a)(b)	189,273	762,770
East Money Information Co. Ltd., Class A	771,984	3,718,244
ENN Energy Holdings Ltd.	778,300	16,241,790
Eve Energy Co. Ltd., Class A	157,743	2,761,725
Fanhua Inc., ADR	62,388	847,853
Far East Horizon Ltd.	1,999,000	2,132,466
FIH Mobile Ltd.(a)(b)	5,169,000	706,275
Focus Media Information Technology Co. Ltd., Class A	1,559,400	1,816,539
Foshan Haitian Flavouring & Food Co. Ltd., Class A	217,493	3,862,653
Fosun International Ltd.	2,411,000	3,191,734
Foxconn Industrial Internet Co. Ltd., Class A	887,800	1,543,885
Fu Shou Yuan International Group Ltd.	1,983,000	1,892,396
Fuyao Glass Industry Group Co. Ltd., Class H(c)	728,000	4,634,827
Ganfeng Lithium Co. Ltd., Class A	138,200	4,185,642
Ganfeng Lithium Co. Ltd., Class H(c)	183,800	3,956,022
Gaotu Techedu Inc.(a)	117,487	374,784
GCL-Poly Energy Holdings Ltd.(a)(b)	16,557,000	2,649,137
GDS Holdings Ltd., ADR(a)	92,171	5,434,402
Geely Automobile Holdings Ltd.	5,592,000	18,757,735
Genertec Universal Medical Group Co. Ltd.(c)	2,390,000	1,978,760
Genscript Biotech Corp.(a)	1,104,000	4,852,901
GF Securities Co. Ltd., Class H	1,309,000	1,859,901
Gigadevice Semiconductor Beijing Inc., Class A	82,580	2,946,686
Glory Sun Financial Group Ltd.(a)	23,616,000	707,713
GoerTek Inc., Class A	314,000	1,857,554
GOME Retail Holdings Ltd.(a)(b)	11,652,000	1,273,191
Great Wall Motor Co. Ltd., Class H	3,112,000	15,035,807
Greentown China Holdings Ltd.(b)	1,272,500	1,405,478
Greentown Service Group Co. Ltd.	1,304,000	1,417,911
Guangdong Haid Group Co. Ltd., Class A	206,500	2,008,812

92	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Guangdong Investment Ltd.	2,520,000	$3,526,189
Guangzhou Automobile Group Co. Ltd., Class H	2,469,600	2,140,592
Guangzhou R&F Properties Co. Ltd., Class H	1,394,400	1,223,604
Guotai Junan Securities Co. Ltd., Class A	1,463,594	3,678,963
Haidilao International Holding Ltd.(c)	986,000	3,698,447
Haier Smart Home Co. Ltd., Class A	548,100	2,119,271
Haier Smart Home Co. Ltd., Class H	1,818,200	6,235,833
Haitian International Holdings Ltd.	635,000	2,324,720
Haitong Securities Co. Ltd., Class A	1,123,029	1,920,742
Haitong Securities Co. Ltd., Class H	1,354,400	1,116,219
Hangzhou Tigermed Consulting Co. Ltd., Class A	64,400	1,575,296
Hangzhou Tigermed Consulting Co. Ltd., Class H(c)	106,000	2,058,568
Hansoh Pharmaceutical Group Co. Ltd.(c)	1,116,000	3,999,409
Harbin Electric Co. Ltd., Class H	998,000	250,710
Hello Group Inc., NVS	131,949	1,634,848
Henan Shuanghui Investment & Development
Co. Ltd., Class A	383,751	1,526,681
Hengan International Group Co. Ltd.	481,000	2,853,128
Hengli Petrochemical Co. Ltd., Class A	614,600	2,782,240
HengTen Networks Group Ltd.(a)(b)	2,783,600	1,248,546
Hithink RoyalFlush Information Network Co. Ltd., Class A	72,500	1,042,020
Hope Education Group Co. Ltd.(c)	5,808,000	1,092,414
Hopson Development Holdings Ltd.	677,900	2,246,616
Hua Hong Semiconductor Ltd.(a)(b)(c)	511,000	3,238,238
Hualan Biological Engineering Inc., Class A	214,500	1,223,138
Huaneng Power International Inc., Class H	3,058,000	1,038,808
Huatai Securities Co. Ltd., Class A	808,900	1,807,870
Huatai Securities Co. Ltd., Class H(c)	619,600	820,984
Huaxia Bank Co. Ltd., Class A	5,859,720	4,968,898
Huazhu Group Ltd., ADR(a)	172,738	7,769,755
Hundsun Technologies Inc., Class A	258,622	2,233,627
HUYA Inc., ADR(a)(b)	96,997	1,240,592
Iflytek Co. Ltd., Class A	349,800	3,177,301
I-Mab, ADR(a)(b)	37,371	2,917,928
Industrial & Commercial Bank of China Ltd., Class A	5,454,000	3,872,411
Industrial & Commercial Bank of China Ltd., Class H	58,403,000	32,430,776
Industrial Bank Co. Ltd., Class A	1,370,698	3,752,320
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	588,300	3,044,153
Inner Mongolia Yitai Coal Co. Ltd., Class B	1,860,384	1,292,762
Innovent Biologics Inc.(a)(c)	1,152,500	11,800,744
Inspur Electronic Information Industry Co. Ltd., Class A	327,300	1,545,491
iQIYI Inc., ADR(a)(b)	271,017	3,024,550
Jafron Biomedical Co. Ltd., Class A	158,100	1,643,877
JD Health International Inc.(a)(b)(c)	328,800	3,537,157
JD.com Inc., ADR(a)	830,045	58,833,590
Jiangsu Expressway Co. Ltd., Class H	1,066,000	1,138,955
Jiangsu Hengli Hydraulic Co. Ltd., Class A	133,596	2,028,405
Jiangsu Hengrui Medicine Co. Ltd., Class A	446,659	3,769,158
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	96,600	2,442,756
Jiangxi Copper Co. Ltd., Class H	1,142,000	2,397,644
Jiayuan International Group Ltd.(b)	3,088,000	1,200,049
JinkoSolar Holding Co. Ltd., ADR(a)(b)	40,966	2,207,658

Security	Shares	Value

China (continued)
Jinxin Fertility Group Ltd.(c)	1,294,000	$2,431,930
Jiumaojiu International Holdings Ltd.(c)	869,000	2,593,377
JOYY Inc., ADR	57,976	3,098,817
Kaisa Group Holdings Ltd.	4,040,000	1,097,402
KE Holdings Inc., ADR(a)	356,546	7,840,447
Kingboard Holdings Ltd.	626,000	3,279,664
Kingboard Laminates Holdings Ltd.	1,289,000	2,585,650
Kingdee International Software Group Co. Ltd.(a)	2,498,000	7,801,715
Kingsoft Cloud Holdings Ltd., ADR(a)(b)	72,328	2,097,512
Kingsoft Corp. Ltd.	928,000	4,342,327
Koolearn Technology Holding Ltd.(a)(b)(c)	828,000	515,782
Kuaishou Technology(a)(c)	244,300	3,466,780
Kunlun Energy Co. Ltd.	3,576,000	3,091,625
Kweichow Moutai Co. Ltd., Class A	76,230	19,828,563
KWG Group Holdings Ltd.	1,242,000	1,363,081
KWG Living Group Holdings Ltd.	2,366,250	2,263,311
Lee & Man Paper Manufacturing Ltd.	1,397,000	1,043,148
Lenovo Group Ltd.	6,666,000	6,215,925
Lepu Medical Technology Beijing Co. Ltd., Class A	285,300	1,139,984
LexinFintech Holdings Ltd., ADR(a)(b)	139,451	1,096,085
Li Auto Inc., ADR(a)	483,070	16,129,707
Li Ning Co. Ltd.	2,158,500	22,796,594
Lifetech Scientific Corp.(a)	3,332,000	1,864,991
Lingyi iTech Guangdong Co., Class A	1,096,500	1,173,675
Logan Group Co. Ltd.	1,038,000	1,106,080
Longfor Group Holdings Ltd.(c)	1,640,000	7,623,055
LONGi Green Energy Technology Co. Ltd., Class A	340,200	4,541,441
Lonking Holdings Ltd.	2,608,000	812,842
Lufax Holding Ltd., ADR(a)(b)	185,611	1,392,083
Luxshare Precision Industry Co. Ltd., Class A	480,931	2,760,305
Luye Pharma Group Ltd.(c)	2,116,500	1,138,307
Luzhou Laojiao Co. Ltd., Class A	97,900	2,601,086
Mango Excellent Media Co. Ltd., Class A	189,297	1,615,958
Maoyan Entertainment(a)(c)	1,078,200	1,362,243
Meitu Inc.(a)(c)	3,063,000	618,485
Meituan, Class B(a)(c)	3,450,500	95,480,210
MH Development Ltd.(a)(e)	264,000	21,674
Microport Scientific Corp.(b)	676,000	5,113,274
Midea Group Co. Ltd., Class A	235,400	2,318,971
Ming Yuan Cloud Group Holdings Ltd.	672,000	2,512,898
Minth Group Ltd.	646,000	2,731,956
MMG Ltd.(a)	3,514,000	1,791,936
Muyuan Foods Co. Ltd., Class A	323,946	2,121,105
NARI Technology Co. Ltd., Class A	633,849	3,083,065
NAURA Technology Group Co. Ltd., Class A	62,600	4,202,293
NetDragon Websoft Holdings Ltd.	503,000	1,174,633
NetEase Inc., ADR	394,101	40,281,063
New China Life Insurance Co. Ltd., Class A	206,600	1,296,200
New China Life Insurance Co. Ltd., Class H	657,600	1,799,326
New Hope Liuhe Co. Ltd., Class A(a)	602,200	1,064,300
New Oriental Education & Technology Group Inc., ADR(a)	1,498,149	3,250,983
Nexteer Automotive Group Ltd.	949,000	1,186,064
Nine Dragons Paper Holdings Ltd.	1,263,000	1,593,639
NIO Inc., ADR(a)	1,292,814	57,762,930
Noah Holdings Ltd., ADR(a)(b)	41,020	1,583,372
Nongfu Spring Co. Ltd., Class H(c)	362,400	1,871,155

S C H E D U L E O F I N V E S T M E N T S	93

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Offcn Education Technology Co. Ltd., Class A(a)	379,113	$766,175
OneConnect Financial Technology Co. Ltd.(a)(b)	161,257	1,278,768
PAX Global Technology Ltd.	1,641,000	1,780,044
People’s Insurance Co. Group of China Ltd. (The), Class H	5,511,000	1,710,222
PetroChina Co. Ltd., Class A	1,277,800	924,511
PetroChina Co. Ltd., Class H	17,732,000	7,407,397
Pharmaron Beijing Co. Ltd., Class H(b)(c)	197,800	4,337,832
PICC Property & Casualty Co. Ltd., Class H	5,264,520	4,252,762
Pinduoduo Inc., ADR(a)	423,628	38,808,561
Ping An Bank Co. Ltd., Class A	1,399,200	3,831,127
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	478,800	4,479,896
Ping An Insurance Group Co. of China Ltd., Class A	781,600	6,501,872
Ping An Insurance Group Co. of China Ltd., Class H	5,908,000	51,699,963
Poly Developments and Holdings Group Co. Ltd., Class A(a)	1,306,000	2,025,293
Poly Property Group Co. Ltd.	3,035,000	739,067
Poly Property Services Co. Ltd., Class H(b)	147,400	833,099
Postal Savings Bank of China Co. Ltd., Class H(c)	8,845,000	5,713,290
Pou Sheng International Holdings Ltd.(a)	2,906,000	579,518
Q Technology Group Co. Ltd.	654,000	1,119,773
Qudian Inc., ADR(a)	292,496	529,418
Redco Properties Group Ltd.(b)(c)	1,154,000	329,833
Ronshine China Holdings Ltd.	761,000	395,207
SAIC Motor Corp. Ltd., Class A	768,252	2,184,673
Sanan Optoelectronics Co. Ltd., Class A	531,200	3,508,457
Sangfor Technologies Inc., Class A	54,100	2,031,843
Sany Heavy Equipment International Holdings Co. Ltd.	1,749,000	1,919,845
Sany Heavy Industry Co. Ltd., Class A	579,700	2,234,193
Seazen Group Ltd.	1,828,000	1,360,718
Seazen Holdings Co. Ltd., Class A	289,000	1,418,573
SF Holding Co. Ltd., Class A	307,500	2,819,299
Shandong Gold Mining Co. Ltd., Class A	526,160	1,429,757
Shandong Gold Mining Co. Ltd., Class H(b)(c)	481,750	851,354
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	2,344,000	4,205,650
Shanghai Baosight Software Co. Ltd., Class A	284,180	2,939,473
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	606,000	5,553,795
Shanghai Industrial Holdings Ltd.	668,000	1,019,943
Shanghai Industrial Urban Development Group Ltd.	4,902,600	417,310
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	1,327,475	1,253,038
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,064,200	2,271,215
Shanghai Pudong Development Bank Co. Ltd., Class A	2,066,699	2,890,303
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	93,940	4,171,347
Shengyi Technology Co. Ltd., Class A	364,600	1,553,863
Shennan Circuits Co. Ltd., Class A	58,500	1,102,200
Shenwan Hongyuan Group Co. Ltd., Class A	5,678,718	3,771,557
Shenzhen Goodix Technology Co. Ltd., Class A	95,839	1,772,389

Security	Shares	Value

China (continued)
Shenzhen Inovance Technology Co. Ltd., Class A	223,550	$2,700,610
Shenzhen International Holdings Ltd.	1,131,000	1,490,802
Shenzhen Investment Ltd.	9,454,000	2,656,815
Shenzhen Kangtai Biological Products Co. Ltd., Class A	70,700	1,392,631
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	82,100	4,974,385
Shenzhou International Group Holdings Ltd.	761,200	16,893,521
Shimao Group Holdings Ltd.	1,041,500	2,055,810
Shougang Fushan Resources Group Ltd.	6,644,000	1,676,431
Shui On Land Ltd.(a)	10,688,500	1,707,375
Sihuan Pharmaceutical Holdings Group Ltd.(b)	5,458,000	1,857,913
Silergy Corp.	76,000	10,312,039
Sinofert Holdings Ltd.	7,390,000	1,283,972
Sino-Ocean Group Holding Ltd.	3,258,000	680,135
Sinopec Engineering Group Co. Ltd., Class H	2,298,000	1,310,104
Sinopec Kantons Holdings Ltd.	2,400,000	855,808
Sinopharm Group Co. Ltd., Class H	1,036,000	2,716,614
Sinotruk Hong Kong Ltd.	699,000	1,198,249
Skyfame Realty Holdings Ltd.	14,222,000	1,683,694
Skyworth Group Ltd.(a)	2,310,000	634,623
Smoore International Holdings Ltd.(c)	1,104,000	4,760,057
SOHO China Ltd.(a)	2,611,500	968,552
SooChow Securities Co. Ltd., Class A	1,432,311	1,739,435
SSY Group Ltd.	1,990,000	1,277,672
Sun Art Retail Group Ltd.(a)	2,213,000	1,377,692
Sunac China Holdings Ltd.(a)	2,174,000	5,640,990
Sunac Services Holdings Ltd.(a)(c)	673,000	1,825,617
Suning.com Co. Ltd., Class A(a)	2,225,260	2,033,238
Sunny Optical Technology Group Co. Ltd.	682,400	20,718,702
TAL Education Group, ADR(a)	103,787	629,987
TCL Technology Group Corp., Class A	1,802,700	2,064,988
Tencent Holdings Ltd.	5,496,300	331,471,670
Tencent Music Entertainment Group, ADR(a)	639,755	6,762,210
Tianli Education International Holdings Ltd.	2,867,000	793,197
Tianneng Power International Ltd.(b)	774,000	1,485,123
Tingyi Cayman Islands Holding Corp.	1,622,000	2,924,334
Tong Ren Tang Technologies Co. Ltd., Class H	1,324,000	976,242
Tongcheng-Elong Holdings Ltd.(a)	894,000	2,011,927
Tongdao Liepin Group(a)	375,600	694,056
Tongwei Co. Ltd., Class A	367,200	2,462,318
Topsports International Holdings Ltd.(c)	1,351,000	1,885,383
Towngas China Co. Ltd.	1,552,000	1,019,703
TravelSky Technology Ltd., Class H	1,156,000	1,963,788
Trip.com Group Ltd., ADR(a)(b)	487,695	12,645,931
Tsingtao Brewery Co. Ltd., Class H	532,000	4,204,792
Uni-President China Holdings Ltd.	1,338,000	1,345,305
Unisplendour Corp. Ltd., Class A	476,440	1,945,301
Venus MedTech Hangzhou Inc., Class H(a)(c)	317,500	2,006,756
Vinda International Holdings Ltd.(b)	505,000	1,426,437
Vipshop Holdings Ltd., ADR(a)	440,453	7,324,733
Walvax Biotechnology Co. Ltd., Class A	157,800	2,102,938
Wanhua Chemical Group Co. Ltd., Class A	241,187	4,259,857
Want Want China Holdings Ltd.	4,575,000	3,088,154
Weibo Corp., ADR(a)	57,711	3,254,900
Weichai Power Co. Ltd., Class H	2,005,000	4,394,525
Weimob Inc.(a)(c)	1,844,000	2,501,793
Wens Foodstuffs Group Co. Ltd., Class A	1,202,257	2,341,825
West China Cement Ltd.	4,158,000	621,446

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Wharf Holdings Ltd. (The)	1,236,000	$4,193,934
Will Semiconductor Co. Ltd. Shanghai, Class A	61,500	2,884,539
Wingtech Technology Co. Ltd., Class A	128,100	2,172,027
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	421,600	1,264,947
Wuliangye Yibin Co. Ltd., Class A	274,974	9,423,689
WuXi AppTec Co. Ltd., Class A	224,761	5,234,784
WuXi AppTec Co. Ltd., Class H(c)	275,750	6,112,078
Wuxi Biologics Cayman Inc., New(a)(c)	3,250,000	49,641,312
Xiaomi Corp., Class B(a)(c)	13,882,200	45,468,047
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	1,669,100	3,745,501
Xinyi Solar Holdings Ltd.(b)	4,643,600	9,353,465
XPeng Inc., ADR(a)	367,171	14,881,441
Xtep International Holdings Ltd.(b)	1,715,500	2,385,705
Yadea Group Holdings Ltd.(c)	1,262,000	2,171,805
Yanzhou Coal Mining Co. Ltd., Class H	1,562,000	2,322,090
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(b)(c)	1,270,600	979,707
Yihai International Holding Ltd.(b)	471,000	2,841,120
Yonghui Superstores Co. Ltd., Class A	2,415,700	1,510,345
Yonyou Network Technology Co. Ltd., Class A	427,200	2,371,905
Yuexiu REIT	2,904,000	1,451,624
Yuexiu Transport Infrastructure Ltd.	1,722,000	908,443
Yum China Holdings Inc.	405,387	25,211,018
Yunnan Baiyao Group Co. Ltd., Class A	122,923	1,885,796
Yuzhou Group Holdings Co. Ltd.	2,464,816	507,480
Zai Lab Ltd., ADR(a)	76,821	11,109,085
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	51,700	2,937,443
Zhaojin Mining Industry Co. Ltd., Class H	1,434,500	1,402,235
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	1,529,958	1,323,040
Zhejiang Expressway Co. Ltd., Class H	2,178,000	1,838,554
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	590,976	1,959,949
Zhenro Properties Group Ltd.	2,029,000	1,133,148
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	459,200	2,493,222
Zhongsheng Group Holdings Ltd.	555,000	5,115,012
Zhuzhou CRRC Times Electric Co. Ltd., Class H(a)	500,700	3,911,258
Zijin Mining Group Co. Ltd., Class A	1,515,800	2,415,096
Zijin Mining Group Co. Ltd., Class H	5,486,000	7,780,199
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	1,498,800	1,290,865
ZTE Corp., Class A	195,100	1,174,490
ZTE Corp., Class H	616,240	2,201,689
ZTO Express Cayman Inc., ADR	412,603	11,165,037

		2,707,811,672

Colombia — 0.0%
Bancolombia SA	218,083	1,523,994
Cementos Argos SA	242,160	349,377
Corp. Financiera Colombiana SA(a)	165,160	1,247,005
Ecopetrol SA	4,493,831	3,051,124
Grupo Argos SA	324,166	843,433
Grupo de Inversiones Suramericana SA	252,835	1,127,913
Interconexion Electrica SA ESP	455,927	2,565,324

		10,708,170

Security	Shares	Value

Czech Republic — 0.0%
CEZ AS	192,890	$5,350,804
Komercni Banka AS(a)	78,082	2,898,459

		8,249,263

Denmark — 1.6%
ALK-Abello A/S(a)	6,422	3,166,095
Alm Brand A/S(b)	102,758	746,057
Ambu A/S, Class B	163,407	6,045,513
AP Moller — Maersk A/S, Class A	2,642	7,063,134
AP Moller — Maersk A/S, Class B, NVS	5,679	15,760,487
Bavarian Nordic A/S(a)(b)	52,208	2,118,892
Carlsberg A/S, Class B	92,922	17,170,629
Chemometec A/S	19,597	3,137,282
Chr Hansen Holding A/S	95,157	8,558,212
Coloplast A/S, Class B	106,837	19,536,593
D/S Norden A/S	37,121	1,060,177
Danske Bank A/S	597,704	10,475,367
Demant A/S(a)	100,168	6,122,017
Dfds A/S(a)	43,298	2,391,463
Drilling Co. of 1972 A/S (The)(a)	23,395	902,433
DSV Panalpina A/S	198,667	48,428,032
FLSmidth & Co. A/S	44,080	1,633,777
Genmab A/S(a)	63,457	28,681,221
GN Store Nord A/S	127,345	11,159,672
H Lundbeck A/S	50,187	1,514,430
ISS A/S(a)	135,383	3,194,856
Jyske Bank A/S, Registered(a)	42,945	2,083,850
Matas A/S	89,453	1,594,777
Netcompany Group A/S(c)	36,508	4,510,158
Nilfisk Holding A/S(a)	35,797	1,258,689
NKT A/S(a)	47,867	2,274,656
Novo Nordisk A/S, Class B	1,627,858	150,692,889
Novozymes A/S, Class B	195,015	15,321,313
Orsted A/S(c)	179,824	26,671,521
Pandora A/S	98,864	12,788,750
Per Aarsleff Holding A/S	26,047	1,122,572
Ringkjoebing Landbobank A/S	27,881	3,165,567
Rockwool International A/S, Class B	8,118	4,307,622
Royal Unibrew A/S	50,502	6,843,732
Scandinavian Tobacco Group A/S, Class A(c)	88,082	1,804,468
Schouw & Co. A/S	21,080	2,255,351
SimCorp A/S	42,917	5,963,148
Spar Nord Bank A/S	87,829	1,056,021
Sydbank A/S	88,593	2,712,245
Topdanmark A/S	35,494	1,807,471
Tryg A/S	288,040	7,118,840
Vestas Wind Systems A/S	965,149	35,589,423
Zealand Pharma A/S(a)	57,547	1,744,296

		491,553,698

Egypt — 0.0%
Commercial International Bank Egypt SAE(a)	1,104,262	4,017,762
Eastern Co. SAE	953,810	714,826
Egyptian Financial Group-Hermes Holding Co.(a)	1,406,391	1,038,203
EISewedy Electric Co.	1,227,238	688,632
Heliopolis Housing	832,293	258,430

		6,717,853

Finland — 0.9%
Adapteo OYJ	51,832	994,685
Cargotec OYJ, Class B	46,938	2,523,163

S C H E D U L E O F I N V E S T M E N T S	95

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Caverion OYJ	99,859	$866,399
Citycon OYJ	107,927	949,363
Elisa OYJ	131,542	8,454,361
Finnair OYJ(a)(b)	756,418	606,397
Fortum OYJ	441,615	12,166,612
Huhtamaki OYJ	96,349	5,131,581
Kemira OYJ	153,826	2,592,351
Kesko OYJ, Class B	283,048	12,131,989
Kojamo OYJ	104,072	2,565,960
Kone OYJ, Class B	312,453	25,879,416
Konecranes OYJ	61,922	2,665,345
Metsa Board OYJ	228,780	2,528,979
Metso Outotec OYJ	585,723	6,650,367
Neles OYJ	116,678	1,804,856
Neste OYJ	417,344	25,654,457
Nokia OYJ(a)	5,214,260	32,038,183
Nokian Renkaat OYJ	127,303	5,369,065
Nordea Bank Abp	2,983,757	34,941,012
Orion OYJ, Class B	106,215	4,521,091
Outokumpu OYJ(a)	359,622	2,565,745
QT Group OYJ(a)	19,436	2,632,157
Revenio Group OYJ	36,175	2,935,558
Sampo OYJ, Class A	461,244	22,199,025
Sanoma OYJ	93,077	1,726,852
Stora Enso OYJ, Class R	551,132	10,913,338
TietoEVRY OYJ	77,683	2,612,818
Tokmanni Group Corp.	83,267	2,404,124
UPM-Kymmene OYJ	495,297	20,240,500
Uponor OYJ	103,057	3,286,597
Valmet OYJ	129,783	5,416,222
Wartsila OYJ Abp	423,696	6,382,766
YIT OYJ	241,374	1,463,593

		275,814,927

France — 6.4%
ABC arbitrage	63,324	537,845
Accor SA(a)	169,695	6,005,522
Aeroports de Paris(a)	27,648	3,351,394
Air France-KLM(a)(b)	345,177	1,601,952
Air Liquide SA	437,595	76,101,465
Airbus SE(a)	563,345	77,273,265
AKWEL	26,168	754,315
Albioma SA	38,465	1,537,025
ALD SA(c)	123,681	1,810,676
Alstom SA(a)	250,349	10,383,561
Alten SA	29,789	4,735,429
Amundi SA(c)	55,464	5,122,288
APERAM SA	51,499	3,227,500
Arkema SA	62,832	7,997,534
Atos SE	75,080	3,590,528
AXA SA	1,777,376	46,028,749
Beneteau SA(a)	48,962	800,233
BioMerieux	38,409	4,579,749
BNP Paribas SA	1,071,403	65,333,224
Boiron SA	18,749	973,043
Bollore SA	858,026	4,794,925
Bonduelle SCA	31,257	782,358
Bouygues SA	201,209	7,754,884
Bureau Veritas SA	272,327	8,993,254
Capgemini SE	159,447	34,464,895
Carrefour SA	554,772	10,304,485

Security	Shares	Value

France (continued)
Casino Guichard Perrachon SA(a)(b)	40,477	$1,144,259
CGG SA(a)(b)	1,845,437	1,290,124
Chargeurs SA(b)	21,610	560,995
Cie. de Saint-Gobain	497,306	35,546,562
Cie. Generale des Etablissements Michelin SCA	161,694	26,411,471
Cie. Plastic Omnium SA	70,857	2,248,781
CNP Assurances	178,814	3,039,513
Coface SA(a)	149,993	1,882,835
Covivio	47,693	4,480,349
Credit Agricole SA	1,086,429	15,148,637
Danone SA	580,054	42,664,995
Dassault Aviation SA	1,686	2,007,438
Dassault Systemes SE	641,474	35,385,114
Derichebourg SA(a)	168,042	1,775,017
Edenred	251,515	14,611,999
Eiffage SA	77,292	7,879,506
Electricite de France SA	461,976	5,608,177
Elior Group SA(a)(c)	160,153	1,097,840
Elis SA(a)	182,980	3,281,342
Engie SA	1,720,106	22,938,139
Eramet SA(a)(b)	15,724	1,257,385
EssilorLuxottica SA	270,148	50,999,319
Eurazeo SE	39,265	3,803,261
Eurofins Scientific SE	128,095	15,321,738
Eutelsat Communications SA	110,396	1,201,226
Faurecia SE	110,346	4,925,017
Fnac Darty SA	23,012	1,597,312
Gaztransport Et Technigaz SA	22,915	1,837,504
Gecina SA	41,466	6,576,135
Getlink SE	422,547	6,768,605
Guerbet	9,353	348,938
Hermes International	29,864	45,655,363
ICADE	26,650	2,436,068
ID Logistics Group(a)	3,703	1,185,903
Iliad SA	14,031	3,023,750
Imerys SA	36,439	1,687,857
Interparfums SA	20,138	1,479,077
Ipsen SA	37,009	3,954,798
IPSOS	49,360	2,293,179
JCDecaux SA(a)	72,766	1,984,987
Kaufman & Broad SA	20,242	898,160
Kering SA	71,855	64,463,903
Klepierre SA	218,526	5,290,937
Korian SA	64,218	2,437,865
La Francaise des Jeux SAEM(c)	87,217	4,662,774
Lagardere SA(a)(b)	52,026	1,451,127
Legrand SA	269,596	30,382,353
LISI	16,341	557,126
LNA Sante SA	10,831	682,243
L’Oreal SA	239,861	109,734,852
LVMH Moet Hennessy Louis Vuitton SE	261,913	209,705,096
Maisons du Monde SA(c)	60,050	1,374,014
McPhy Energy SA(a)	33,728	681,600
Mercialys SA	101,309	1,227,198
Mersen SA	30,139	1,197,197
Metropole Television SA	34,041	681,633
Neoen SA(a)(b)(c)	37,262	1,615,936
Nexans SA	32,466	3,107,429
Nexity SA	47,886	2,412,216

96	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Orange SA	1,770,165	$19,700,401
Orpea SA	46,711	5,931,707
Pernod Ricard SA	199,933	44,126,512
Publicis Groupe SA	211,015	13,321,507
Quadient SA	51,009	1,497,003
Remy Cointreau SA	19,066	4,188,247
Renault SA(a)	45,911	1,743,729
Rexel SA	242,515	5,119,955
Rubis SCA	85,494	3,429,608
Safran SA	320,854	41,991,551
Sanofi	1,075,012	110,804,933
Sartorius Stedim Biotech	28,347	16,181,705
Schneider Electric SE	522,430	87,500,923
SCOR SE	135,118	3,773,389
SEB SA	23,834	3,960,213
SES SA	381,301	2,939,594
Societe BIC SA	31,255	2,118,957
Societe Generale SA	777,208	22,761,080
Sodexo SA(a)	80,897	6,892,865
SOITEC(a)	21,590	5,176,148
Solutions 30 SE(a)(b)	151,428	1,269,994
Sopra Steria Group SACA	16,241	3,228,364
SPIE SA	116,921	2,769,451
Suez SA	346,004	8,071,096
Teleperformance	57,952	24,443,955
Television Francaise 1	110,482	1,054,907
Thales SA	103,776	10,891,782
TotalEnergies SE	2,378,670	103,725,972
Trigano SA	12,128	2,623,294
Ubisoft Entertainment SA(a)	87,577	5,551,838
Unibail-Rodamco-Westfield(a)	31,261	2,602,034
Valeo	226,337	6,544,719
Veolia Environnement SA	530,008	17,382,898
Vicat SA	23,083	1,163,619
Vinci SA	490,132	51,892,440
Virbac SA	5,177	2,090,908
Vivendi SE	679,734	22,965,791
Wendel SE	24,453	3,432,342
Worldline SA(a)(c)	239,305	22,398,952

		1,916,008,655

Germany — 5.1%
Aareal Bank AG	86,934	2,192,284
adidas AG	179,132	65,016,564
ADLER Group SA(c)	77,925	1,891,292
ADVA Optical Networking SE(a)	57,811	859,988
AIXTRON SE	132,336	3,264,443
Allianz SE, Registered	377,927	93,938,799
alstria office REIT-AG	121,433	2,569,182
Amadeus Fire AG	7,690	1,545,311
Aroundtown SA	1,026,984	8,038,275
AURELIUS Equity Opportunities SE & Co. KGaA	49,090	1,522,830
Aurubis AG	30,153	3,053,617
BASF SE	881,076	69,233,559
Bayer AG, Registered	728,662	43,412,947
Bayerische Motoren Werke AG	311,949	31,017,483
BayWa AG	24,354	1,116,595
Bechtle AG	28,901	5,967,556
Beiersdorf AG	89,854	10,672,288
Bertrandt AG	10,403	615,302

Security	Shares	Value

Germany (continued)
Bilfinger SE	50,225	$1,544,685
Borussia Dortmund GmbH & Co. KGaA(a)	90,623	658,194
Brenntag SE	161,609	16,141,395
CANCOM SE	37,260	2,341,619
Carl Zeiss Meditec AG, Bearer	40,257	8,965,741
Ceconomy AG(a)	252,587	1,211,792
Commerzbank AG(a)	1,009,575	6,501,604
CompuGroup Medical SE & Co. KgaA	23,460	1,882,660
Continental AG(a)	106,334	14,444,951
Corestate Capital Holding SA(a)(b)	49,715	741,898
Covestro AG(c)	181,484	11,691,415
CTS Eventim AG & Co. KGaA(a)	60,082	4,082,278
Daimler AG, Registered	822,996	73,443,686
Delivery Hero SE(a)(c)	152,988	22,870,566
Deutsche Bank AG, Registered(a)	1,994,129	25,138,499
Deutsche Beteiligungs AG	14,393	636,247
Deutsche Boerse AG	172,682	28,814,398
Deutsche EuroShop AG	70,987	1,684,769
Deutsche Lufthansa AG, Registered(a)(b)	235,427	2,658,999
Deutsche Pfandbriefbank AG(c)	243,068	2,677,538
Deutsche Post AG, Registered	949,839	64,371,694
Deutsche Telekom AG, Registered	3,255,094	67,556,701
Deutsche Wohnen SE	329,141	20,548,970
Deutz AG(a)	182,492	1,550,039
Duerr AG	55,892	2,670,669
E.ON SE	2,125,592	26,130,977
Eckert & Ziegler Strahlen- und Medizintechnik AG	28,473	3,916,337
Encavis AG(b)	104,728	1,916,663
Evonik Industries AG	190,136	6,611,049
Evotec SE(a)	141,521	5,868,093
Fraport AG Frankfurt Airport Services Worldwide(a)	32,886	2,163,036
Freenet AG	141,415	3,382,263
Fresenius Medical Care AG & Co. KGaA	185,288	14,604,621
Fresenius SE & Co. KGaA	394,899	20,755,876
GEA Group AG	151,858	6,733,435
Gerresheimer AG	28,749	3,001,800
Grand City Properties SA	75,423	2,003,261
GRENKE AG(b)	36,838	1,604,192
Hamborner REIT AG	250,744	2,762,869
Hamburger Hafen und Logistik AG	55,279	1,311,192
Hannover Rueck SE	53,330	8,963,886
HeidelbergCement AG	138,787	12,298,984
HelloFresh SE(a)	154,626	14,494,545
Henkel AG & Co. KGaA	104,412	9,493,654
Hochtief AG	34,753	2,757,554
Hugo Boss AG(b)	50,223	3,008,797
Hypoport SE(a)	3,979	2,397,382
Indus Holding AG	35,563	1,499,351
Infineon Technologies AG	1,281,046	48,954,058
Jenoptik AG	60,857	2,088,527
K+S AG, Registered(a)	202,238	2,901,006
KION Group AG	72,342	7,682,283
Kloeckner & Co. SE(a)	98,449	1,497,665
Knorr-Bremse AG	68,090	7,710,488
Koenig & Bauer AG(a)(b)	12,460	426,422
Krones AG	15,554	1,533,538
KWS Saat SE & Co. KGaA	18,712	1,573,774
LANXESS AG	79,615	5,765,996

S C H E D U L E O F I N V E S T M E N T S	97

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
LEG Immobilien SE	68,405	$10,811,184
Merck KGaA	125,527	25,695,876
METRO AG	203,184	2,633,860
MorphoSys AG(a)(b)	36,540	2,035,652
MTU Aero Engines AG	52,593	13,155,471
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	128,837	34,763,308
Nemetschek SE	56,934	5,024,301
New Work SE	2,401	722,015
Nordex SE(a)(b)	130,878	2,517,101
Norma Group SE	35,740	1,892,537
PATRIZIA AG	73,310	1,868,382
Pfeiffer Vacuum Technology AG	6,499	1,327,565
ProSiebenSat.1 Media SE	159,852	3,037,019
Puma SE	97,093	11,910,339
Rational AG	4,474	4,871,839
Rheinmetall AG	40,728	3,908,251
RWE AG	617,284	21,947,943
Salzgitter AG(a)	48,443	1,886,096
SAP SE	982,743	141,034,661
Scout24 AG(c)	92,779	7,945,054
SGL Carbon SE(a)	69,090	768,043
Siemens AG, Registered	713,996	111,406,946
Siemens Healthineers AG(c)	255,465	16,866,133
Siltronic AG(b)	20,565	3,356,782
Sixt SE(a)(b)	22,940	3,191,539
Software AG	49,414	2,387,976
Stabilus SA	28,605	2,270,885
Stroeer SE & Co. KGaA	32,879	2,600,575
Suedzucker AG	99,545	1,498,401
Symrise AG	124,693	18,385,845
TAG Immobilien AG	138,983	4,609,284
Takkt AG	34,588	568,524
TeamViewer AG(a)(c)	149,655	5,031,625
Telefonica Deutschland Holding AG	1,080,729	2,913,166
thyssenkrupp AG(a)	381,610	3,801,921
TUI AG(a)(b)	746,201	3,503,496
Uniper SE	67,110	2,620,172
United Internet AG, Registered(f)	85,283	3,529,634
Varta AG(b)	18,826	3,265,567
Volkswagen AG	33,046	10,967,509
Vonovia SE	505,119	33,630,276
Vossloh AG	19,904	1,002,292
Wacker Chemie AG	15,217	2,238,481
Wacker Neuson SE	49,219	1,483,416
Washtec AG	10,394	710,118
Zalando SE(a)(c)	199,009	22,112,349
zooplus AG(a)	6,642	2,261,293

		1,534,543,598

Greece — 0.1%
Alpha Services and Holdings SA(a)	1,361,620	1,758,351
Eurobank Ergasias Services and Holdings SA, Class A(a)	2,333,684	2,199,550
FF Group(a)(e)	16,274	193
Hellenic Telecommunications Organization SA	177,185	3,233,327
JUMBO SA	81,083	1,288,160
Motor Oil Hellas Corinth Refineries SA(a)	71,438	1,148,136
Mytilineos SA	144,300	2,676,571
National Bank of Greece SA(a)	559,700	1,584,864
OPAP SA	176,829	2,554,263

Security	Shares	Value

Greece (continued)
Piraeus Financial Holdings SA(a)	627,297	$1,078,652
Public Power Corp. SA(a)(b)	153,249	1,645,108
Terna Energy SA	106,943	1,437,166
Titan Cement International SA	30,169	570,990

		21,175,331

Hong Kong — 1.9%
AIA Group Ltd.	11,617,600	139,013,421
ASM Pacific Technology Ltd.	250,500	3,229,869
Atlas Corp.	124,178	1,623,006
Bank of East Asia Ltd. (The)	1,105,800	1,821,948
BOC Hong Kong Holdings Ltd.	3,292,500	10,573,144
Brightoil Petroleum Holdings Ltd.(a)(e)	757,750	1
Budweiser Brewing Co. APAC Ltd.(c)	1,607,100	4,485,116
Cafe de Coral Holdings Ltd.(b)	636,000	1,238,187
Champion REIT	2,281,000	1,295,697
China Youzan Ltd.(a)	14,200,000	2,037,740
Chow Sang Sang Holdings International Ltd.	617,000	1,032,429
Chow Tai Fook Jewellery Group Ltd.	1,874,400	3,929,670
CK Asset Holdings Ltd.	2,300,888	15,654,540
CK Hutchison Holdings Ltd.	2,477,388	18,100,542
CK Infrastructure Holdings Ltd.	546,500	3,299,156
CLP Holdings Ltd.	1,583,500	16,328,133
Comba Telecom Systems Holdings Ltd.(b)	2,832,000	660,346
Dah Sing Banking Group Ltd.	619,600	637,846
Dah Sing Financial Holdings Ltd.	243,200	766,634
ESR Cayman Ltd.(a)(c)	1,969,600	6,922,783
First Pacific Co. Ltd.	3,273,000	1,090,839
Futu Holdings Ltd., ADR(a)(b)	52,214	5,349,846
Galaxy Entertainment Group Ltd.(a)	1,942,000	13,161,007
Guotai Junan International Holdings Ltd.(b)	5,923,000	893,822
Haitong International Securities Group Ltd.	3,472,000	894,796
Hang Lung Group Ltd.	647,000	1,584,365
Hang Lung Properties Ltd.	1,645,000	4,257,899
Hang Seng Bank Ltd.	694,400	13,298,767
Health and Happiness H&H International Holdings Ltd.(b)	145,000	520,579
Henderson Land Development Co. Ltd.	1,218,941	5,446,104
HK Electric Investments & HK Electric Investments Ltd., Class SS	2,595,500	2,632,360
HKBN Ltd.(b)	1,964,500	2,287,493
HKT Trust & HKT Ltd., Class SS	3,102,600	4,217,297
Hong Kong & China Gas Co. Ltd.	10,535,566	17,134,389
Hong Kong Exchanges & Clearing Ltd.	1,039,000	66,402,162
Hongkong Land Holdings Ltd.	1,132,800	5,139,486
Hutchison Telecommunications Hong Kong Holdings Ltd.	6,096,000	1,185,859
Hutchmed China Ltd., ADR(a)(b)	81,252	3,416,647
Hysan Development Co. Ltd.	524,000	2,063,324
IGG Inc.(b)	1,100,000	1,250,456
Jardine Matheson Holdings Ltd.	194,800	11,589,750
Johnson Electric Holdings Ltd.	492,750	1,154,843
K Wah International Holdings Ltd.	2,620,000	1,184,263
Kerry Logistics Network Ltd.	787,500	2,346,668
Kerry Properties Ltd.	884,500	2,612,121
Lifestyle International Holdings Ltd.(a)	742,500	529,840
Link REIT	2,004,900	19,159,522
Luk Fook Holdings International Ltd.	462,000	1,478,707
Man Wah Holdings Ltd.	1,928,400	3,869,325
Melco International Development Ltd.	740,000	1,181,747
Melco Resorts & Entertainment Ltd., ADR(a)	219,359	3,053,477

98	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
MGM China Holdings Ltd.(a)	986,800	$1,191,941
MTR Corp. Ltd.	1,357,500	8,048,142
New World Development Co. Ltd.	1,240,416	5,880,514
Nissin Foods Co. Ltd.(b)	1,573,000	1,131,916
NWS Holdings Ltd.	2,525,000	2,544,676
Pacific Basin Shipping Ltd.(a)	6,692,000	2,982,815
Pacific Textiles Holdings Ltd.	1,582,000	857,044
PCCW Ltd.	5,496,000	2,878,967
Power Assets Holdings Ltd.	1,170,500	7,567,506
Sa Sa International Holdings Ltd.(a)	2,338,000	583,914
Sands China Ltd.(a)	2,140,000	7,288,952
Shangri-La Asia Ltd.(a)	1,304,000	1,158,519
Shun Tak Holdings Ltd.(a)(b)	4,056,000	1,175,046
Sino Biopharmaceutical Ltd.	10,055,000	8,541,686
Sino Land Co. Ltd.	2,464,000	3,775,754
SITC International Holdings Co. Ltd.	1,355,000	5,589,878
SJM Holdings Ltd.(a)	1,531,000	1,380,838
SmarTone Telecommunications Holdings Ltd.	797,000	446,691
Sun Hung Kai Properties Ltd.	1,176,000	16,823,105
Suncity Group Holdings Ltd.(a)	2,190,000	105,708
Swire Pacific Ltd., Class A	359,000	2,230,047
Swire Properties Ltd.	1,066,000	3,031,870
Techtronic Industries Co. Ltd.	1,366,500	24,367,813
Television Broadcasts Ltd.(a)	324,700	273,259
Value Partners Group Ltd.	1,716,000	986,617
Vitasoy International Holdings Ltd.(b)	808,000	2,270,042
VTech Holdings Ltd.	316,800	3,141,644
WH Group Ltd.(c)	7,494,500	6,209,695
Wharf Real Estate Investment Co. Ltd.	1,532,000	8,652,551
Wynn Macau Ltd.(a)	1,079,600	1,383,624
Xinyi Glass Holdings Ltd.	1,628,000	6,084,423
Yue Yuen Industrial Holdings Ltd.(a)	779,500	1,645,060
Yuexiu Property Co. Ltd.	2,055,616	1,914,120

		575,182,345

Hungary — 0.1%
Magyar Telekom Telecommunications PLC	371,451	525,719
MOL Hungarian Oil & Gas PLC, Class A(a)	399,725	3,184,536
OTP Bank Nyrt(a)	228,802	12,338,352
Richter Gedeon Nyrt	144,861	3,974,361

		20,022,968

India — 3.4%
3M India Ltd.(a)	3,153	1,045,637
Aarti Industries Ltd.	208,822	2,628,179
Aavas Financiers Ltd.(a)	55,545	1,882,268
ACC Ltd.	111,287	3,586,113
Adani Enterprises Ltd.	252,080	4,815,171
Adani Green Energy Ltd.(a)	404,163	4,776,760
Adani Ports & Special Economic Zone Ltd.	486,019	4,416,442
Adani Power Ltd.(a)	1,179,178	1,520,970
Adani Total Gas Ltd.	262,963	3,154,037
Adani Transmission Ltd.(a)	247,677	2,967,452
Aditya Birla Fashion and Retail Ltd.(a)	397,419	1,200,520
AIA Engineering Ltd.(a)	66,295	1,783,445
Ambuja Cements Ltd.	780,880	4,323,044
Apollo Hospitals Enterprise Ltd.	103,023	5,591,813
Apollo Tyres Ltd.	538,230	1,620,368
Ashok Leyland Ltd.(a)	1,777,566	3,181,258
Asian Paints Ltd.	392,780	15,628,064
Astral Ltd.	157,039	4,402,973

Security	Shares	Value

India (continued)
AU Small Finance Bank Ltd.(a)(c)	114,865	$1,887,557
Aurobindo Pharma Ltd.	314,168	3,875,006
Avenue Supermarts Ltd.(a)(c)	162,911	7,672,499
Axis Bank Ltd.(a)	2,077,945	19,841,597
Bajaj Auto Ltd.	85,261	4,394,281
Bajaj Finance Ltd.	269,217	22,601,376
Bajaj Finserv Ltd.	40,163	7,699,405
Balkrishna Industries Ltd.	124,541	3,979,377
Balrampur Chini Mills Ltd.	477,084	2,449,458
Bandhan Bank Ltd.(c)	628,761	2,465,434
Bata India Ltd.	89,110	1,943,085
Berger Paints India Ltd.	282,317	3,203,197
Bharat Electronics Ltd.	1,732,598	4,304,413
Bharat Forge Ltd.	335,082	3,483,253
Bharat Petroleum Corp. Ltd.	745,576	4,474,379
Bharti Airtel Ltd.	2,395,029	18,116,466
Biocon Ltd.(a)	453,250	2,356,870
Britannia Industries Ltd.	107,287	4,943,428
Century Textiles & Industries Ltd.	134,215	1,438,151
CESC Ltd.	70,884	798,970
Cholamandalam Investment and Finance Co. Ltd.	582,519	3,730,458
Cipla Ltd.(a)	473,745	5,862,394
City Union Bank Ltd.	402,943	814,526
Coal India Ltd.	1,304,641	2,515,787
Coforge Ltd.	37,558	2,569,108
Colgate-Palmolive India Ltd.	97,664	2,238,937
Container Corp. of India Ltd.	308,720	2,677,893
Crompton Greaves Consumer Electricals Ltd.	594,795	3,901,209
Dabur India Ltd.	566,257	4,574,862
Dalmia Bharat Ltd.(a)	131,961	3,802,960
DCB Bank Ltd.(a)	492,888	697,591
Dhani Services Ltd.(a)	368,696	1,143,327
Divi’s Laboratories Ltd.(a)	140,723	9,283,847
DLF Ltd.	837,353	3,807,362
Dr Lal PathLabs Ltd.(c)	51,073	2,445,202
Dr. Reddy’s Laboratories Ltd.	121,381	7,691,410
Edelweiss Financial Services Ltd.	657,651	811,612
Eicher Motors Ltd.(a)	140,237	4,776,376
Escorts Ltd.	98,963	1,578,831
Exide Industries Ltd.	660,670	1,588,241
FDC Ltd./India(a)	285,680	1,430,506
Federal Bank Ltd.	2,194,855	2,584,826
Finolex Cables Ltd.	223,704	1,570,665
Fortis Healthcare Ltd.(a)	762,471	2,574,112
GAIL India Ltd.	1,705,391	3,201,615
Gillette India Ltd.	16,875	1,359,153
Glenmark Pharmaceuticals Ltd.	240,132	1,962,692
GMR Infrastructure Ltd.(a)	4,640,804	1,774,746
Godrej Consumer Products Ltd.(a)	386,705	5,137,267
Godrej Industries Ltd.(a)	124,917	918,183
Godrej Properties Ltd.(a)	163,136	3,518,204
Grasim Industries Ltd.	367,646	7,682,367
Havells India Ltd.	306,394	4,841,251
HCL Technologies Ltd.	1,109,904	15,304,799
HDFC Asset Management Co. Ltd.(c)	55,674	2,138,118
HDFC Life Insurance Co. Ltd.(c)	768,570	6,865,280
HEG Ltd.	31,791	970,814
Hero MotoCorp Ltd.	127,150	4,728,955
Hindalco Industries Ltd.	1,612,272	9,659,702

S C H E D U L E O F I N V E S T M E N T S	99

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Hindustan Petroleum Corp. Ltd.	660,404	$2,320,478
Hindustan Unilever Ltd.	824,689	25,912,519
Housing Development Finance Corp. Ltd.	1,655,860	54,510,283
ICICI Bank Ltd.	5,067,394	46,611,785
ICICI Lombard General Insurance Co. Ltd.(c)	203,715	4,045,414
ICICI Prudential Life Insurance Co. Ltd.(c)	332,314	2,829,238
IDFC First Bank Ltd.(a)	4,148,372	2,903,294
IIFL Wealth Management Ltd.	31,173	591,447
Indiabulls Housing Finance Ltd.	380,997	1,412,742
Indiabulls Real Estate Ltd.(a)	381,735	776,971
Indian Hotels Co. Ltd. (The)	808,645	1,582,025
Indian Oil Corp. Ltd.	2,003,527	2,779,454
Indraprastha Gas Ltd.	366,565	2,752,194
Indus Towers Ltd.	586,568	1,754,061
Info Edge India Ltd.	89,356	6,276,922
Infosys Ltd.	3,306,739	72,066,728
InterGlobe Aviation Ltd.(a)(c)	111,470	2,464,972
Ipca Laboratories Ltd.	82,282	2,328,125
ITC Ltd.	2,762,783	7,617,775
Jindal Steel & Power Ltd.(a)	472,949	2,749,893
JSW Steel Ltd.	901,712	8,945,493
Jubilant Foodworks Ltd.(a)	99,192	5,045,760
Jubilant Pharmova Ltd.(a)	120,920	1,117,064
Kajaria Ceramics Ltd.	111,214	1,486,831
Karur Vysya Bank Ltd. (The)	1,049,883	687,000
Kotak Mahindra Bank Ltd.(a)	549,410	12,249,146
Larsen & Toubro Infotech Ltd.(c)	50,941	3,210,190
Larsen & Toubro Ltd.	646,135	13,942,459
Laurus Labs Ltd.(c)	307,856	2,657,226
LIC Housing Finance Ltd.	387,575	2,143,393
Lupin Ltd.	233,146	3,473,996
Mahanagar Gas Ltd.	83,290	1,307,137
Mahindra & Mahindra Financial Services Ltd.	865,620	1,763,109
Mahindra & Mahindra Ltd.	883,877	8,847,384
Manappuram Finance Ltd.	749,650	2,093,258
Marico Ltd.	541,834	3,986,298
Maruti Suzuki India Ltd.	136,495	12,824,633
Max Financial Services Ltd.(a)	232,136	3,501,862
Mindtree Ltd.	95,444	3,677,988
Motherson Sumi Systems Ltd.(a)	1,244,232	3,929,776
Motilal Oswal Financial Services Ltd.	72,395	919,021
Mphasis Ltd.	109,142	3,817,127
MRF Ltd.	1,826	1,963,562
Muthoot Finance Ltd.	145,340	3,038,979
Natco Pharma Ltd.	169,227	2,329,773
National Aluminium Co. Ltd.	2,033,286	2,561,989
NBCC India Ltd.	1,078,074	746,968
Nestle India Ltd.	32,238	7,674,502
NTPC Ltd.	4,234,556	6,734,707
Oil & Natural Gas Corp. Ltd.	2,499,498	3,871,720
Page Industries Ltd.	6,680	2,833,740
Persistent Systems Ltd.	59,704	2,528,104
Petronet LNG Ltd.	781,806	2,294,472
PI Industries Ltd.	87,813	3,483,080
Pidilite Industries Ltd.	156,826	4,807,474
Piramal Enterprises Ltd.	113,547	3,544,790
PNB Housing Finance Ltd.(a)(c)	76,427	691,866
Power Grid Corp., NVS	701,493	1,613,391
Power Grid Corp. of India Ltd.	2,118,299	4,881,002
Procter & Gamble Health Ltd.	18,493	1,332,001

Security	Shares	Value

India (continued)
PVR Ltd.(a)	59,662	$1,127,171
Radico Khaitan Ltd.	177,336	2,156,765
Rajesh Exports Ltd.	73,948	616,220
RBL Bank Ltd.(a)(c)	477,551	1,241,507
REC Ltd.	1,511,988	3,075,069
Reliance Industries Ltd.	2,750,561	75,398,573
SBI Cards & Payment Services Ltd.(a)	179,780	2,507,005
SBI Life Insurance Co. Ltd.(c)	417,505	6,177,127
Shree Cement Ltd.	10,379	3,950,159
Shriram Transport Finance Co. Ltd.	196,985	3,694,358
Siemens Ltd.	94,833	2,493,104
SRF Ltd.	34,605	4,030,038
State Bank of India	1,795,595	10,438,915
Sterlite Technologies Ltd.	260,983	1,024,756
Strides Pharma Science Ltd.	112,338	1,165,156
Sun Pharmaceutical Industries Ltd.	897,563	9,345,838
Supreme Industries Ltd.	66,071	1,865,674
Symphony Ltd.	46,094	586,076
Tata Chemicals Ltd.	279,809	2,877,102
Tata Consultancy Services Ltd.	901,965	38,454,077
Tata Consumer Products Ltd.	704,638	7,168,711
Tata Elxsi Ltd.	61,880	3,516,009
Tata Motors Ltd.(a)	1,762,299	6,978,969
Tata Power Co. Ltd. (The)	1,887,600	3,177,856
Tata Steel Ltd.	665,718	12,857,194
Tech Mahindra Ltd.	613,865	9,993,318
Titan Co. Ltd.	367,614	8,485,289
Torrent Pharmaceuticals Ltd.	66,558	2,749,100
Torrent Power Ltd.	240,861	1,475,652
Trent Ltd.	195,694	2,430,331
Tube Investments of India Ltd.	136,660	2,059,053
UltraTech Cement Ltd.	113,363	11,623,477
United Spirits Ltd.(a)	321,713	2,775,546
UPL Ltd.	562,156	6,124,435
Varun Beverages Ltd.	232,026	2,376,236
Vedanta Ltd.	1,069,345	4,350,586
VIP Industries Ltd.(a)	135,482	740,029
Vodafone Idea Ltd.(a)	9,609,742	1,066,084
Voltas Ltd.	169,717	2,419,555
Wipro Ltd.	1,328,631	10,501,010
Yes Bank Ltd.(a)	7,640,500	1,311,781
Yes Bank Ltd., NVS, (Acquired 03/16/20, Cost: $2,622,905)(g)	1,119,298	160,027
Zee Entertainment Enterprises Ltd.	862,772	2,355,360

		1,016,952,793

Indonesia — 0.4%
Adaro Energy Tbk PT	16,857,300	1,556,835
AKR Corporindo Tbk PT	1,504,600	374,566
Aneka Tambang Tbk	9,912,900	1,727,442
Astra International Tbk PT	20,310,100	6,631,519
Bank Central Asia Tbk PT	9,748,600	20,124,589
Bank Mandiri Persero Tbk PT	18,714,300	7,373,924
Bank Negara Indonesia Persero Tbk PT	7,217,800	2,383,751
Bank Rakyat Indonesia Persero Tbk PT	54,654,100	14,021,306
Bank Tabungan Negara Persero Tbk PT(a)	6,772,093	615,556
Barito Pacific Tbk PT	29,281,600	1,964,783
Bukit Asam Tbk PT	3,676,100	566,904
Bumi Serpong Damai Tbk PT(a)	11,799,000	762,395
Charoen Pokphand Indonesia Tbk PT	7,693,500	3,259,782
Ciputra Development Tbk PT	15,734,296	941,292

100	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Gudang Garam Tbk PT	458,700	$1,041,415
Hanson International Tbk PT(a)(e)	63,791,600	0	(d)
Indah Kiat Pulp & Paper Tbk PT	3,103,700	1,458,888
Indocement Tunggal Prakarsa Tbk PT	1,821,000	1,108,751
Indofood CBP Sukses Makmur Tbk PT	2,589,800	1,454,091
Indofood Sukses Makmur Tbk PT	4,433,300	1,863,523
Japfa Comfeed Indonesia Tbk PT	8,792,700	950,117
Jasa Marga Persero Tbk PT	2,878,638	784,627
Kalbe Farma Tbk PT	22,289,600	1,942,644
Medco Energi Internasional Tbk PT(a)	13,736,320	463,187
Media Nusantara Citra Tbk PT(a)	5,135,500	280,583
Merdeka Copper Gold Tbk PT(a)	14,935,700	3,056,286
Mitra Adiperkasa Tbk PT(a)	18,743,100	803,849
Pabrik Kertas Tjiwi Kimia Tbk PT	1,811,800	854,730
Pakuwon Jati Tbk PT(a)	15,719,500	435,088
Perusahaan Gas Negara Tbk PT(a)	13,021,300	878,284
Pool Advista Indonesia Tbk PT(a)(e)	1,914,800	—
PP Persero Tbk PT(a)	7,406,800	430,666
Sarana Menara Nusantara Tbk PT	24,865,300	2,518,800
Semen Indonesia Persero Tbk PT	3,071,800	1,636,977
Summarecon Agung Tbk PT(a)	16,223,404	842,041
Surya Citra Media Tbk PT(a)	8,938,100	1,421,917
Telkom Indonesia Persero Tbk PT	48,569,400	10,887,265
Tower Bersama Infrastructure Tbk PT	10,911,100	2,423,508
Trada Alam Minera Tbk PT(a)(e)	39,223,500	0	(d)
Unilever Indonesia Tbk PT	4,792,400	1,399,791
United Tractors Tbk PT	1,692,600	2,290,123
Waskita Karya Persero Tbk PT(a)	8,228,900	498,051
Wijaya Karya Persero Tbk PT	6,569,600	418,312
XL Axiata Tbk PT	3,687,600	686,482

		105,134,640

Ireland — 0.5%
AIB Group PLC(a)	762,309	1,872,267
Bank of Ireland Group PLC(a)	967,998	5,135,420
C&C Group PLC(a)	522,050	1,718,339
CRH PLC	778,245	38,895,951
Dalata Hotel Group PLC(a)	206,346	943,542
Flutter Entertainment PLC, Class DI(a)	157,735	26,889,678
Glanbia PLC	212,775	3,652,740
Grafton Group PLC	244,783	4,367,070
Greencore Group PLC(a)	656,406	1,189,488
Hibernia REIT PLC	1,646,277	2,550,534
Kerry Group PLC, Class A	161,839	23,997,679
Kingspan Group PLC	162,311	17,650,320
Origin Enterprises PLC	99,889	407,617
Smurfit Kappa Group PLC	237,049	13,372,876
UDG Healthcare PLC(b)	252,281	3,780,231

		146,423,752

Israel — 0.6%
Airport City Ltd.(a)(b)	94,308	1,607,198
Alony Hetz Properties & Investments Ltd.	170,504	2,322,868
Amot Investments Ltd.	283,205	1,869,836
AudioCodes Ltd.	42,961	1,388,210
Azrieli Group Ltd.	44,937	3,578,986
Bank Hapoalim BM(a)(b)	1,162,023	9,247,292
Bank Leumi Le-Israel BM(a)	1,599,807	12,224,423
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	2,259,683	2,413,538
Caesarstone Ltd.	51,923	689,018

Security	Shares	Value

Israel (continued)
Check Point Software Technologies Ltd.(a)	103,617	$13,169,721
Clal Insurance Enterprises Holdings Ltd.(a)	121,611	2,421,123
Compugen Ltd.(a)(b)	127,273	864,184
CyberArk Software Ltd.(a)(b)	39,906	5,667,849
Danel Adir Yeoshua Ltd.	10,909	2,326,945
Delek Group Ltd.(a)(b)	19,055	1,138,285
Elbit Systems Ltd.	26,232	3,454,369
Enlight Renewable Energy Ltd.(a)(b)	1,389,074	3,105,163
Fattal Holdings 1998 Ltd.(a)(b)	12,032	1,051,863
First International Bank Of Israel Ltd. (The)(a)	90,939	2,883,688
Fiverr International Ltd.(a)(b)	27,962	6,960,021
Gazit-Globe Ltd.	225,173	1,674,218
Harel Insurance Investments & Financial Services Ltd.	223,681	2,122,220
ICL Group Ltd.	776,123	5,655,682
Inmode Ltd.(a)(b)	23,456	2,666,244
Isracard Ltd.(a)	399,889	1,529,736
Israel Corp. Ltd. (The)(a)	6,376	2,030,489
Israel Discount Bank Ltd., Class A(a)	1,307,988	6,127,271
Ituran Location and Control Ltd.	24,041	610,401
Kornit Digital Ltd.(a)(b)	45,022	5,950,108
Mehadrin Ltd.(a)	1	34
Melisron Ltd.(a)(b)	36,986	2,727,210
Mivne Real Estate KD Ltd.	1,142,268	3,413,133
Mizrahi Tefahot Bank Ltd.(a)(b)	146,609	4,443,074
Nice Ltd.(a)	65,523	18,233,940
Nova Ltd.(a)	34,704	3,325,729
Oil Refineries Ltd.(a)	3,761,796	888,834
Paz Oil Co. Ltd.(b)	15,914	1,921,489
Phoenix Holdings Ltd. (The)(b)	139,905	1,336,984
Radware Ltd.(a)	75,904	2,446,386
REIT 1 Ltd.	307,482	1,679,589
Shapir Engineering and Industry Ltd.	195,600	1,448,702
Shikun & Binui Ltd.(a)(b)	337,039	1,909,479
Shufersal Ltd.(b)	211,562	1,702,722
Strauss Group Ltd.	87,183	2,416,708
Teva Pharmaceutical Industries Ltd., ADR(a)(b)	333,763	3,220,813
Tower Semiconductor Ltd.(a)	114,492	3,089,843
UroGen Pharma Ltd.(a)(b)	47,610	737,955
Wix.com Ltd.(a)(b)	55,341	16,527,036

		178,220,609

Italy — 1.4%
A2A SpA	1,532,603	3,251,645
ACEA SpA	56,036	1,305,946
AMCO - Asset Management Co. SpA, NVS(a)(e)	261	—
Amplifon SpA	130,192	6,429,465
Anima Holding SpA(c)	402,681	1,983,630
Assicurazioni Generali SpA	914,452	18,232,465
Atlantia SpA(a)	471,071	8,544,508
Autogrill SpA(a)(b)	254,482	1,785,470
Azimut Holding SpA	103,803	2,670,246
Banca Generali SpA(a)	66,129	2,743,325
Banca IFIS SpA	33,548	553,189
Banca Mediolanum SpA	196,904	1,937,899
Banca Monte dei Paschi di Siena SpA(a)(b)	347,712	482,002
Banca Popolare di Sondrio SCPA(b)	618,950	2,726,440
Banco BPM SpA	1,432,885	4,298,694
Bio On SpA(a)(b)(e)	4,387	0	(d)
BPER Banca	1,107,621	2,159,319
Brembo SpA	181,077	2,530,576

S C H E D U L E O F I N V E S T M E N T S	101

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Brunello Cucinelli SpA(a)(b)	37,190	$2,303,827
Buzzi Unicem SpA	67,214	1,776,673
Cerved Group SpA(a)	187,037	2,195,367
CIR SpA-Compagnie Industriali(a)(b)	1,432,682	870,153
CNH Industrial NV	1,008,690	16,842,665
Credito Emiliano SpA	217,337	1,392,911
Danieli & C Officine Meccaniche SpA(b)	57,545	1,705,543
Datalogic SpA	22,555	528,570
De’ Longhi SpA	74,444	3,291,912
DiaSorin SpA	22,688	4,604,632
Enav SpA(a)(c)	241,478	1,116,368
Enel SpA	7,610,530	70,135,047
Eni SpA	2,421,825	28,639,562
ERG SpA	92,543	2,890,183
Falck Renewables SpA	163,990	1,126,851
Ferrari NV	121,448	26,468,133
Fincantieri SpA(a)(b)	453,950	388,598
FinecoBank Banca Fineco SpA(a)	476,242	8,527,789
GVS SpA(c)	74,704	1,143,007
Hera SpA	750,152	3,187,732
Infrastrutture Wireless Italiane SpA(c)	325,161	3,673,075
Interpump Group SpA	83,909	5,245,109
Intesa Sanpaolo SpA	15,607,328	43,115,963
Iren SpA	773,163	2,353,054
Italgas SpA	438,783	2,969,990
Juventus Football Club SpA(a)(b)	777,469	676,360
Leonardo SpA(a)	132,322	1,039,878
Maire Tecnimont SpA(b)	201,186	744,082
MARR SpA(a)	44,572	1,034,440
Mediaset SpA	356,635	1,091,387
Mediobanca Banca di Credito Finanziario SpA(a)	615,090	7,199,270
Moncler SpA	189,932	13,045,040
Nexi SpA(a)(c)	444,270	9,518,608
Piaggio & C SpA	434,124	1,667,528
Pirelli & C SpA(c)	291,031	1,757,479
Poste Italiane SpA(c)	502,707	6,652,059
Prysmian SpA	252,861	9,065,919
Recordati Industria Chimica e Farmaceutica SpA	112,048	6,930,353
Reply SpA	19,907	3,558,674
Saipem SpA(a)(b)	586,874	1,346,425
Salvatore Ferragamo SpA(a)	71,273	1,421,573
Saras SpA(a)	825,383	606,538
Snam SpA	1,980,439	11,979,336
Societa Cattolica Di Assicurazione SPA(a)	191,438	1,570,821
Tamburi Investment Partners SpA	169,475	1,657,653
Technogym SpA(c)	157,684	2,033,182
Telecom Italia SpA/Milano	8,327,558	3,646,730
Tenaris SA	449,537	4,580,307
Terna SPA	1,303,899	10,348,254
Tod’s SpA(a)(b)	11,789	740,212
UniCredit SpA	2,017,522	24,132,315
Unipol Gruppo SpA	377,827	2,007,937

		428,179,893

Japan — 15.0%
77 Bank Ltd. (The)	68,700	728,795
ABC-Mart Inc.	55,200	3,043,527
Acom Co. Ltd.	557,900	2,289,868
Activia Properties Inc.	549	2,493,829

Security	Shares	Value

Japan (continued)
Adastria Co. Ltd.	34,800	$600,261
Adeka Corp.	123,500	2,493,447
Advance Residence Investment Corp.	1,060	3,616,836
Advantest Corp.	187,400	16,543,851
Aeon Co. Ltd.	607,400	16,621,391
Aeon Delight Co. Ltd.	35,300	1,161,447
AEON Financial Service Co. Ltd.	128,900	1,588,038
Aeon Mall Co. Ltd.	103,400	1,576,035
AEON REIT Investment Corp.	1,264	1,838,848
AGC Inc.	169,900	7,265,456
Ai Holdings Corp.	77,500	1,446,877
Aica Kogyo Co. Ltd.	78,800	2,784,324
Aiful Corp.	540,300	1,698,198
Ain Holdings Inc.	27,600	1,689,531
Air Water Inc.	131,800	1,970,304
Aisin Corp.	128,100	5,185,988
Ajinomoto Co. Inc.	450,200	11,469,699
Akatsuki Inc.	14,300	427,434
Alfresa Holdings Corp.	132,100	2,011,867
Alps Alpine Co. Ltd.	171,000	1,779,921
Amada Co. Ltd.	237,100	2,436,945
Amano Corp.	72,600	1,790,083
ANA Holdings Inc.(a)	119,000	2,788,548
AnGes Inc.(a)(b)	180,500	1,133,873
Anicom Holdings Inc.	217,900	1,719,592
Anritsu Corp.(b)	93,900	1,641,148
Aozora Bank Ltd.	75,000	1,688,097
Arcs Co. Ltd.	59,400	1,209,802
Ariake Japan Co. Ltd.	24,700	1,433,770
Aruhi Corp.	73,800	933,656
As One Corp.	18,700	2,540,658
Asahi Group Holdings Ltd.	428,100	19,262,157
Asahi Holdings Inc.	138,800	2,744,856
Asahi Intecc Co. Ltd.	174,200	4,720,313
Asahi Kasei Corp.	1,142,100	12,454,505
Asics Corp.	135,900	3,001,299
ASKUL Corp.	45,200	682,294
Astellas Pharma Inc.	1,763,300	28,084,736
Atom Corp.(b)	252,000	1,786,141
Autobacs Seven Co. Ltd.	234,900	3,455,495
Avex Inc.	83,600	1,188,907
Awa Bank Ltd. (The)	40,100	725,803
Azbil Corp.	110,900	4,324,890
Bandai Namco Holdings Inc.	180,600	11,685,566
Bank of Kyoto Ltd. (The)	41,900	1,804,396
Bank of Nagoya Ltd. (The)	35,600	803,294
BASE Inc.(a)(b)	124,300	1,299,599
BayCurrent Consulting Inc.	13,900	5,535,404
Benefit One Inc.	78,400	2,581,625
Benesse Holdings Inc.	62,700	1,442,786
Bengo4.com Inc.(a)	12,500	943,771
Bic Camera Inc.	124,800	1,289,860
BML Inc.	51,000	1,761,420
Bridgestone Corp.	520,600	22,934,960
Broadleaf Co. Ltd.	179,400	826,922
Brother Industries Ltd.	184,200	3,748,640
Calbee Inc.	55,500	1,275,076
Canon Electronics Inc.	54,100	791,082
Canon Inc.	920,400	21,195,026
Canon Marketing Japan Inc.	58,700	1,314,834

102	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Capcom Co. Ltd.	167,000	$4,591,805
Casio Computer Co. Ltd.	164,100	2,674,668
Central Glass Co. Ltd.	54,600	1,103,842
Central Japan Railway Co.	140,600	20,452,331
Central Security Patrols Co. Ltd.	13,400	365,655
Chiba Bank Ltd. (The)	481,900	2,741,374
Chiyoda Corp.(a)(b)	183,700	654,829
Chubu Electric Power Co. Inc.	538,500	6,462,306
Chugai Pharmaceutical Co. Ltd.	625,800	23,061,047
Chugoku Bank Ltd. (The)	154,400	1,227,801
Chugoku Electric Power Co. Inc. (The)	161,700	1,461,686
Citizen Watch Co. Ltd.	274,900	1,075,362
Coca-Cola Bottlers Japan Holdings Inc.	115,175	1,879,564
cocokara fine Inc.(b)	28,900	2,157,578
COLOPL Inc.	57,100	415,776
Colowide Co. Ltd.(b)	83,400	1,507,524
Comforia Residential REIT Inc.	854	2,728,968
COMSYS Holdings Corp.	78,500	2,181,716
Concordia Financial Group Ltd.	956,700	3,424,782
Cosmo Energy Holdings Co. Ltd.	81,900	1,904,770
Cosmos Pharmaceutical Corp.	15,700	2,665,115
Create SD Holdings Co. Ltd.	46,000	1,544,005
Credit Saison Co. Ltd.	139,200	1,660,396
Curves Holdings Co. Ltd.	141,200	1,052,538
CyberAgent Inc.	379,000	6,821,410
CYBERDYNE Inc.(a)(b)	177,600	715,734
Dai Nippon Printing Co. Ltd.	193,700	4,564,605
Daicel Corp.	193,100	1,603,724
Daido Steel Co. Ltd.	28,300	1,335,970
Daifuku Co. Ltd.	88,900	7,966,263
Daiho Corp.	57,200	2,219,797
Dai-ichi Life Holdings Inc.	993,400	18,283,563
Daiichi Sankyo Co. Ltd.	1,626,700	32,215,640
Daiichikosho Co. Ltd.	53,100	1,859,862
Daikin Industries Ltd.	247,500	51,686,081
Daio Paper Corp.	96,800	1,668,521
Daiseki Co. Ltd.	69,800	3,230,708
Daishi Hokuetsu Financial Group Inc.	49,700	1,098,604
Daito Trust Construction Co. Ltd.	58,000	6,814,414
Daiwa House Industry Co. Ltd.	526,100	16,130,336
Daiwa House REIT Investment Corp.	1,799	5,356,156
Daiwa Office Investment Corp.	310	2,236,657
Daiwa Securities Group Inc.	1,300,300	6,837,424
Daiwa Securities Living Investments Corp.	2,923	3,209,169
Daiwabo Holdings Co. Ltd.	105,500	2,129,643
DCM Holdings Co. Ltd.	152,900	1,506,940
Demae-Can Co. Ltd.(a)	57,300	679,389
DeNA Co. Ltd.	117,400	2,210,633
Denka Co. Ltd.	66,500	2,301,434
Denso Corp.	393,700	27,047,637
Dentsu Group Inc.	199,500	6,933,418
DIC Corp.	106,000	2,864,545
Digital Arts Inc.	20,200	1,387,255
Digital Garage Inc.	45,700	1,896,994
Dip Corp.	42,600	1,245,884
Disco Corp.	25,200	7,196,028
DMG Mori Co. Ltd.	152,600	2,384,416
Doutor Nichires Holdings Co. Ltd.	82,400	1,255,856
Dowa Holdings Co. Ltd.	49,000	1,904,072
Duskin Co. Ltd.	70,500	1,628,102

Security	Shares	Value

Japan (continued)
DyDo Group Holdings Inc.	28,700	$1,393,220
Earth Corp.	29,100	1,723,337
East Japan Railway Co.	315,200	20,999,371
Ebara Corp.	73,900	3,655,464
EDION Corp.	126,800	1,310,934
Eisai Co. Ltd.	221,600	18,227,214
Eizo Corp.	29,600	1,248,323
Electric Power Development Co. Ltd.	77,700	1,137,510
en Japan Inc.	37,000	1,292,064
ENEOS Holdings Inc.	2,860,400	12,015,378
eRex Co. Ltd.	47,300	1,334,520
Euglena Co. Ltd.(a)(b)	244,500	2,131,675
Exedy Corp.	34,200	517,909
Ezaki Glico Co. Ltd.	84,100	3,141,899
Fancl Corp.	74,000	2,352,232
Fanuc Corp.	187,700	42,038,707
Fast Retailing Co. Ltd.	53,800	36,487,318
FCC Co. Ltd.	58,900	844,398
Financial Products Group Co. Ltd.	118,200	795,326
Food & Life Companies Ltd.	109,100	4,445,245
FP Corp.	52,400	2,017,224
Freee KK(a)	30,300	2,600,932
Frontier Real Estate Investment Corp.	561	2,601,547
Fuji Co. Ltd./Ehime	60,600	1,077,847
Fuji Corp./Aichi	108,100	2,543,866
Fuji Electric Co. Ltd.	110,100	4,818,346
Fuji Oil Holdings Inc.	64,800	1,466,843
Fuji Seal International Inc.	65,300	1,326,446
Fuji Soft Inc.	31,100	1,571,428
FUJIFILM Holdings Corp.	327,000	23,466,439
Fujikura Ltd.(a)	262,500	1,343,650
Fujitsu General Ltd.	91,500	2,360,375
Fujitsu Ltd.	179,900	30,606,459
Fukuoka Financial Group Inc.	149,300	2,516,469
Fukuoka REIT Corp.	1,135	1,907,687
Fukuyama Transporting Co. Ltd.	31,000	1,164,029
Funai Soken Holdings Inc.	46,400	1,066,369
Furukawa Electric Co. Ltd.	84,200	2,168,163
Fuyo General Lease Co. Ltd.	24,600	1,607,386
Giken Ltd.	23,700	972,364
Global One Real Estate Investment Corp.	1,784	2,060,651
Glory Ltd.	60,700	1,304,272
GLP J-REIT	3,747	6,711,504
GMO internet Inc.	104,900	2,766,026
GMO Payment Gateway Inc.	40,700	5,231,879
GNI Group Ltd.(a)(b)	66,100	959,502
Goldwin Inc.	23,800	1,487,900
Gree Inc.	320,300	1,765,928
GS Yuasa Corp.	96,600	2,481,743
GungHo Online Entertainment Inc.	57,010	1,056,248
Gunma Bank Ltd. (The)	508,600	1,625,183
Gunze Ltd.	20,400	883,321
H.U. Group Holdings Inc.	60,800	1,578,386
H2O Retailing Corp.	117,400	888,945
Hachijuni Bank Ltd. (The)	496,000	1,604,675
Hakuhodo DY Holdings Inc.	194,000	2,950,840
Hamamatsu Photonics KK	118,500	6,588,665
Hankyu Hanshin Holdings Inc.	184,700	5,461,719
Hankyu Hanshin REIT Inc.	1,128	1,668,065
Hanwa Co. Ltd.	39,200	1,159,927

S C H E D U L E O F I N V E S T M E N T S	103

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Harmonic Drive Systems Inc.	34,900	$1,930,563
Haseko Corp.	203,900	2,759,233
Hazama Ando Corp.	226,800	1,725,408
Heiwa Corp.	79,800	1,395,944
Heiwa Real Estate Co. Ltd.	57,200	2,064,226
Heiwa Real Estate REIT Inc.	1,660	2,644,472
Hikari Tsushin Inc.	18,000	3,116,352
Hino Motors Ltd.	223,600	1,960,231
Hirata Corp.	14,600	821,896
Hirogin Holdings Inc.	334,800	1,801,542
Hirose Electric Co. Ltd.	26,105	3,910,700
HIS Co. Ltd.(a)(b)	45,000	970,016
Hisamitsu Pharmaceutical Co. Inc.	53,900	2,360,841
Hitachi Construction Machinery Co. Ltd.	91,000	2,571,248
Hitachi Ltd.	910,400	52,365,462
Hitachi Metals Ltd.(a)	177,200	3,460,542
Hitachi Transport System Ltd.	49,700	1,991,978
Hitachi Zosen Corp.	278,100	2,009,278
Hogy Medical Co. Ltd.	42,400	1,333,376
Hokkaido Electric Power Co. Inc.	200,900	902,010
Hokkoku Bank Ltd. (The)	23,500	437,332
Hokuetsu Corp.	146,100	814,185
Hokuhoku Financial Group Inc.	140,900	1,017,542
Hokuriku Electric Power Co.	194,100	1,013,024
Hokuto Corp.	141,400	2,480,582
Honda Motor Co. Ltd.	1,524,700	48,970,109
Horiba Ltd.	26,600	1,828,231
Hoshino Resorts REIT Inc.	527	3,352,089
Hoshizaki Corp.	44,000	3,694,807
House Foods Group Inc.	61,000	1,898,879
Hoya Corp.	344,000	48,562,311
Hulic Co. Ltd.	175,700	1,998,893
Hulic Reit Inc.	2,053	3,632,284
Hyakugo Bank Ltd. (The)	518,000	1,446,309
Hyakujushi Bank Ltd. (The)	31,600	436,196
Ibiden Co. Ltd.	99,500	5,271,030
Ichigo Inc.	324,500	974,272
Ichigo Office REIT Investment Corp.	1,892	1,713,658
Idemitsu Kosan Co. Ltd.	163,855	3,857,123
IHI Corp.(a)	97,800	2,262,116
Iida Group Holdings Co. Ltd.	109,300	2,637,485
Inaba Denki Sangyo Co. Ltd.	103,800	2,533,069
Industrial & Infrastructure Fund Investment Corp.	1,624	3,147,768
Infocom Corp.	47,500	1,128,921
Infomart Corp.	215,000	1,773,990
Inpex Corp.	892,100	6,327,272
Insource Co. Ltd.	57,300	1,038,841
Internet Initiative Japan Inc.	94,600	3,003,803
Invincible Investment Corp.	6,288	2,470,355
IR Japan Holdings Ltd.	12,100	1,497,325
Iriso Electronics Co. Ltd.	30,400	1,452,448
Isetan Mitsukoshi Holdings Ltd.	233,500	1,581,142
Isuzu Motors Ltd.	501,900	6,695,187
Ito En Ltd.	48,900	2,885,289
Itochu Corp.	1,090,800	32,286,844
Itochu Techno-Solutions Corp.	68,200	2,092,076
Itoham Yonekyu Holdings Inc.	227,300	1,511,922
Iwatani Corp.	47,900	2,751,806
Iyo Bank Ltd. (The)	294,700	1,454,133

Security	Shares	Value

Japan (continued)
Izumi Co. Ltd.	37,400	$1,280,179
J Front Retailing Co. Ltd.	208,100	1,753,573
Jaccs Co. Ltd.	56,300	1,309,307
JAFCO Group Co. Ltd.	36,300	2,073,630
Japan Airlines Co. Ltd.(a)	114,900	2,395,366
Japan Airport Terminal Co. Ltd.(a)	44,100	1,905,731
Japan Aviation Electronics Industry Ltd.	51,400	818,432
Japan Display Inc.(a)(b)	889,400	284,591
Japan Elevator Service Holdings Co. Ltd.	95,300	2,196,679
Japan Excellent Inc.	1,540	2,143,441
Japan Exchange Group Inc.	484,100	11,010,858
Japan Hotel REIT Investment Corp.	4,395	2,680,103
Japan Investment Adviser Co. Ltd.	32,600	440,348
Japan Lifeline Co. Ltd.	91,000	1,145,524
Japan Logistics Fund Inc.	771	2,339,472
Japan Material Co. Ltd.	97,800	1,169,081
Japan Metropolitan Fund Invest	6,917	7,245,802
Japan Petroleum Exploration Co. Ltd.	48,400	804,250
Japan Post Bank Co. Ltd.	259,000	2,198,316
Japan Post Holdings Co. Ltd.	1,421,300	12,064,615
Japan Post Insurance Co. Ltd.	179,000	3,173,408
Japan Prime Realty Investment Corp.	705	2,757,420
Japan Real Estate Investment Corp.	1,045	6,563,067
Japan Securities Finance Co. Ltd.	215,200	1,607,671
Japan Steel Works Ltd. (The)	69,300	1,704,768
Japan Tobacco Inc.	1,284,200	25,093,646
JCR Pharmaceuticals Co. Ltd.	82,300	2,321,918
Jeol Ltd.	44,900	2,919,811
JFE Holdings Inc.	431,500	5,246,931
JGC Holdings Corp.	161,100	1,450,331
JINS Holdings Inc.	21,500	1,408,015
JSR Corp.	189,100	6,338,629
JTEKT Corp.	150,200	1,427,063
Juroku Bank Ltd. (The)	41,900	740,510
Justsystems Corp.	37,400	2,172,837
Kadokawa Corp.	57,918	2,261,594
Kagome Co. Ltd.	93,600	2,403,679
Kajima Corp.	343,300	4,419,228
Kakaku.com Inc.	116,200	3,171,001
Kaken Pharmaceutical Co. Ltd.	56,800	2,514,146
Kamakura Shinsho Ltd.	61,700	557,552
Kamigumi Co. Ltd.	64,700	1,365,348
Kanamoto Co. Ltd.	44,300	1,035,564
Kandenko Co. Ltd.	131,200	1,100,539
Kaneka Corp.	59,500	2,356,034
Kanematsu Corp.	113,600	1,571,722
Kansai Electric Power Co. Inc. (The)	589,800	5,563,507
Kansai Paint Co. Ltd.	153,900	3,779,693
Kao Corp.	501,700	30,208,019
Katitas Co. Ltd.	63,200	1,885,012
Kawasaki Heavy Industries Ltd.(a)	124,800	2,619,442
Kawasaki Kisen Kaisha Ltd.(a)	68,500	2,344,270
KDDI Corp.	1,525,800	46,664,460
Keihan Holdings Co. Ltd.	71,500	1,965,673
Keikyu Corp.	160,100	1,902,048
Keio Corp.	88,600	4,962,856
Keisei Electric Railway Co. Ltd.	109,000	3,246,300
Keiyo Bank Ltd. (The)	160,000	611,149
Kenedix Office Investment Corp.	354	2,610,392
Kenedix Residential Next Investment Corp.	1,414	3,061,134

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Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kenedix Retail REIT Corp.	1,263	$3,505,466
Kewpie Corp.	66,600	1,497,627
Keyence Corp.	182,700	101,764,356
KH Neochem Co. Ltd.	56,000	1,324,198
Kikkoman Corp.	136,100	8,334,344
Kinden Corp.	65,900	1,068,651
Kintetsu Group Holdings Co. Ltd.(a)	135,700	4,585,432
Kirin Holdings Co. Ltd.	738,300	13,504,096
Kisoji Co. Ltd.	94,400	2,032,504
Kissei Pharmaceutical Co. Ltd.	83,500	1,717,853
Kitanotatsujin Corp.	202,000	996,200
Kiyo Bank Ltd. (The)	76,300	1,018,033
Kobayashi Pharmaceutical Co. Ltd.	41,100	3,278,340
Kobe Bussan Co. Ltd.	132,600	4,464,690
Kobe Steel Ltd.	300,400	2,004,428
Koei Tecmo Holdings Co. Ltd.	63,130	2,966,060
Koito Manufacturing Co. Ltd.	88,600	5,422,368
Kokuyo Co. Ltd.	144,700	2,347,890
Komatsu Ltd.	802,300	20,104,857
KOMEDA Holdings Co. Ltd.	100,800	1,889,749
Komeri Co. Ltd.	42,200	1,023,473
Konami Holdings Corp.	85,200	4,718,848
Konica Minolta Inc.	341,300	1,755,120
Kose Corp.	29,600	4,677,120
Koshidaka Holdings Co. Ltd.	127,500	645,188
Kotobuki Spirits Co. Ltd.	25,100	1,505,222
K’s Holdings Corp.	127,500	1,506,371
Kubota Corp.	967,400	20,229,745
Kumagai Gumi Co. Ltd.	45,100	1,159,829
Kumiai Chemical Industry Co. Ltd.	119,200	916,517
Kura Sushi Inc.	42,800	1,593,533
Kuraray Co. Ltd.	211,900	1,967,615
Kureha Corp.	28,700	1,886,598
Kurita Water Industries Ltd.	83,200	4,040,903
Kusuri no Aoki Holdings Co. Ltd.	19,100	1,279,151
KYB Corp.	31,600	1,039,377
Kyocera Corp.	341,000	21,071,028
KYORIN Holdings Inc.	113,000	1,831,095
Kyoritsu Maintenance Co. Ltd.	35,100	1,160,233
Kyowa Exeo Corp.	73,200	1,819,554
Kyowa Kirin Co. Ltd.	253,300	8,245,203
Kyudenko Corp.	52,600	1,874,519
Kyushu Electric Power Co. Inc.	296,800	2,243,566
Kyushu Financial Group Inc.	516,900	1,844,464
Kyushu Railway Co.	91,600	2,065,581
LaSalle Logiport REIT	1,596	2,924,169
Lasertec Corp.	73,300	13,760,724
Lawson Inc.	31,600	1,588,219
Leopalace21 Corp.(a)	310,000	422,968
Lifull Co. Ltd.	90,300	274,650
Lintec Corp.	78,400	1,709,132
Lion Corp.	166,100	2,875,055
Lixil Corp.	240,700	6,568,720
M&A Capital Partners Co. Ltd.(a)	23,400	1,132,992
M3 Inc.	423,900	27,725,890
Mabuchi Motor Co. Ltd.	61,600	2,316,675
Macnica Fuji Electronics Holdings Inc.	83,500	2,146,074
Maeda Corp.	144,400	1,213,994
Maeda Road Construction Co. Ltd.	36,700	700,808
Makino Milling Machine Co. Ltd.	34,100	1,286,562

Security	Shares	Value

Japan (continued)
Makita Corp.	193,700	$10,072,196
Mandom Corp.	48,100	815,517
Mani Inc.	75,700	1,615,791
Marubeni Corp.	1,517,200	12,913,511
Maruha Nichiro Corp.	79,600	1,764,837
Marui Group Co. Ltd.	158,800	2,781,716
Maruichi Steel Tube Ltd.	65,800	1,587,360
Maruwa Co. Ltd./Aichi	17,400	1,704,310
Matsui Securities Co. Ltd.	170,200	1,223,100
Matsumotokiyoshi Holdings Co. Ltd.	62,600	2,781,445
Maxell Holdings Ltd.(a)	96,700	1,131,910
Mazda Motor Corp.(a)	492,200	4,855,505
McDonald’s Holdings Co. Japan Ltd.(b)	75,400	3,397,967
MCJ Co. Ltd.	156,700	1,771,657
Mebuki Financial Group Inc.	957,750	2,049,785
Medipal Holdings Corp.	129,200	2,433,249
Megachips Corp.	32,200	952,781
Megmilk Snow Brand Co. Ltd.	61,200	1,150,226
Meidensha Corp.	61,400	1,333,876
MEIJI Holdings Co. Ltd.	139,200	8,616,583
Meiko Electronics Co. Ltd.	41,600	1,151,676
Meitec Corp.	48,000	2,711,184
Menicon Co. Ltd.	38,200	2,792,225
Mercari Inc.(a)	104,000	5,443,441
Milbon Co. Ltd.	39,600	2,184,562
Minebea Mitsumi Inc.	314,772	8,499,128
Mirai Corp.	4,727	2,431,807
Mirait Holdings Corp.	161,300	3,180,464
Misumi Group Inc.	251,700	8,773,041
Mitsubishi Chemical Holdings Corp.	1,198,300	10,054,820
Mitsubishi Corp.	1,216,800	34,129,735
Mitsubishi Electric Corp.	1,713,200	23,243,394
Mitsubishi Estate Co. Ltd.	1,213,400	19,034,505
Mitsubishi Estate Logistics REIT Investment Corp.	880	4,057,066
Mitsubishi Gas Chemical Co. Inc.	122,800	2,558,033
Mitsubishi HC Capital Inc.	512,090	2,793,105
Mitsubishi Heavy Industries Ltd.	281,300	8,127,662
Mitsubishi Logistics Corp.	73,600	2,186,544
Mitsubishi Materials Corp.	74,400	1,552,263
Mitsubishi Motors Corp.(a)	781,900	2,196,924
Mitsubishi Pencil Co. Ltd.	58,800	759,386
Mitsubishi UFJ Financial Group Inc.	11,646,300	61,523,643
Mitsui & Co. Ltd.	1,495,600	34,327,620
Mitsui Chemicals Inc.	164,500	5,245,726
Mitsui Fudosan Co. Ltd.	836,200	19,556,424
Mitsui Fudosan Logistics Park Inc.	463	2,591,331
Mitsui Mining & Smelting Co. Ltd.	57,300	1,631,600
Mitsui OSK Lines Ltd.	102,200	5,302,919
Miura Co. Ltd.	76,100	3,360,480
Mixi Inc.	58,200	1,465,977
Mizuho Financial Group Inc.	2,252,250	32,183,773
Mizuho Leasing Co. Ltd.	52,400	1,739,098
Mochida Pharmaceutical Co. Ltd.	61,500	2,020,364
Monex Group Inc.	208,200	1,312,263
Money Forward Inc.(a)	57,500	3,544,053
MonotaRO Co. Ltd.	238,700	5,490,753
Mori Hills REIT Investment Corp.	1,187	1,745,890
Mori Trust Sogo REIT Inc.	1,281	1,848,066
Morinaga & Co. Ltd./Japan	48,900	1,551,417

S C H E D U L E O F I N V E S T M E N T S	105

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Morinaga Milk Industry Co. Ltd.	39,400	$2,207,713
MOS Food Services Inc.	62,100	1,779,291
MS&AD Insurance Group Holdings Inc.	469,200	14,503,464
Murata Manufacturing Co. Ltd.	530,800	44,048,823
Musashi Seimitsu Industry Co. Ltd.	70,700	1,469,821
Musashino Bank Ltd. (The)	51,200	767,864
Nabtesco Corp.	97,700	3,700,528
Nachi-Fujikoshi Corp.	21,300	867,475
Nagase & Co. Ltd.	133,300	2,040,092
Nagoya Railroad Co. Ltd.(a)(b)	129,000	2,172,318
Nakanishi Inc.	89,000	1,847,846
Nankai Electric Railway Co. Ltd.	65,100	1,382,403
Nanto Bank Ltd. (The)	35,800	614,672
NEC Corp.	219,600	11,137,458
NEC Networks & System Integration Corp.	103,500	1,835,422
NET One Systems Co. Ltd.	77,000	2,640,673
Nexon Co. Ltd.	466,000	9,588,468
Nextage Co. Ltd.	79,800	1,641,286
NGK Insulators Ltd.	216,700	3,470,419
NGK Spark Plug Co. Ltd.	102,000	1,502,172
NH Foods Ltd.	62,700	2,528,949
NHK Spring Co. Ltd.	200,100	1,546,029
Nichias Corp.	80,200	2,038,822
Nichiha Corp.	35,200	924,704
Nichi-Iko Pharmaceutical Co. Ltd.	108,900	841,693
Nichirei Corp.	72,200	1,975,354
Nidec Corp.	424,200	47,613,690
Nifco Inc./Japan	69,200	2,299,990
Nihon Kohden Corp.	85,800	2,621,118
Nihon M&A Center Inc.	294,900	8,212,673
Nihon Parkerizing Co. Ltd.	128,700	1,325,872
Nihon Unisys Ltd.	58,700	1,770,035
Nikkon Holdings Co. Ltd.	89,700	1,975,563
Nikon Corp.	266,100	2,477,218
Nintendo Co. Ltd.	108,400	55,728,757
Nippn Corp., New	140,400	2,018,506
Nippo Corp.	63,000	1,750,077
Nippon Accommodations Fund Inc.	297	1,817,838
Nippon Building Fund Inc.	1,323	8,550,084
Nippon Carbon Co. Ltd.	38,900	1,458,848
Nippon Electric Glass Co. Ltd.	122,200	2,774,775
Nippon Express Co. Ltd.	58,400	4,266,104
Nippon Gas Co. Ltd.	131,700	2,080,205
Nippon Kayaku Co. Ltd.	179,200	1,858,298
Nippon Light Metal Holdings Co. Ltd.	83,690	1,473,218
Nippon Paint Holdings Co. Ltd.	686,800	8,766,442
Nippon Paper Industries Co. Ltd.	86,400	1,009,958
Nippon Prologis REIT Inc.	1,885	6,295,076
Nippon REIT Investment Corp.	659	2,733,721
Nippon Sanso Holdings Corp.	114,500	2,534,577
Nippon Sheet Glass Co. Ltd.(a)	187,100	1,030,354
Nippon Shinyaku Co. Ltd.	38,600	2,903,934
Nippon Shokubai Co. Ltd.	29,900	1,438,210
Nippon Soda Co. Ltd.	47,700	1,531,081
Nippon Steel Corp.	779,317	13,519,044
Nippon Steel Trading Corp.	25,000	1,073,068
Nippon Suisan Kaisha Ltd.	391,100	2,028,984
Nippon Telegraph & Telephone Corp.	1,242,000	31,805,277
Nippon Yusen KK	155,900	8,423,589
Nipro Corp.	174,100	2,162,443

Security	Shares	Value

Japan (continued)
Nishimatsu Construction Co. Ltd.	68,000	$2,211,158
Nishimatsuya Chain Co. Ltd.	101,200	1,236,398
Nishi-Nippon Financial Holdings Inc.	159,600	897,311
Nishi-Nippon Railroad Co. Ltd.	70,200	1,682,778
Nishio Rent All Co. Ltd.	47,700	1,305,234
Nissan Chemical Corp.	105,600	5,175,843
Nissan Motor Co. Ltd.(a)	2,135,900	12,396,416
Nissan Shatai Co. Ltd.	68,900	453,074
Nissha Co. Ltd.	64,900	913,759
Nisshin Oillio Group Ltd. (The)	49,900	1,374,125
Nisshin Seifun Group Inc.	152,100	2,452,246
Nisshinbo Holdings Inc.	229,800	1,933,429
Nissin Foods Holdings Co. Ltd.	53,300	3,792,846
Nitori Holdings Co. Ltd.	79,000	15,016,006
Nitto Boseki Co. Ltd.	25,200	770,994
Nitto Denko Corp.	138,700	10,305,191
Nitto Kogyo Corp.	57,100	942,268
Noevir Holdings Co. Ltd.	31,400	1,568,449
NOF Corp.	59,300	3,016,254
Nojima Corp.	57,900	1,504,952
NOK Corp.	80,400	1,063,500
Nomura Co. Ltd.	94,800	739,018
Nomura Holdings Inc.	2,883,000	14,436,859
Nomura Real Estate Holdings Inc.	84,300	2,090,340
Nomura Real Estate Master Fund Inc.	4,185	6,649,860
Nomura Research Institute Ltd.	300,820	9,680,338
Noritz Corp.	52,400	891,631
North Pacific Bank Ltd.	605,100	1,294,354
NS Solutions Corp.	39,400	1,254,281
NSD Co. Ltd.	101,800	1,745,370
NSK Ltd.	259,200	2,139,142
NTN Corp.(a)	530,800	1,362,096
NTT Data Corp.	560,400	8,680,334
NTT UD REIT Investment Corp.	2,210	3,209,453
Obayashi Corp.	508,900	4,161,404
Obic Co. Ltd.	63,300	11,125,188
Odakyu Electric Railway Co. Ltd.	259,700	6,198,034
Ogaki Kyoritsu Bank Ltd. (The)	50,000	842,439
Ohsho Food Service Corp.	36,900	1,977,320
Oiles Corp.	75,900	1,122,169
Oisix ra daichi Inc.(a)	41,100	1,461,449
Oji Holdings Corp.	712,500	4,107,906
Okamoto Industries Inc.	15,800	596,698
Okamura Corp.	130,500	1,848,352
Okasan Securities Group Inc.	306,600	1,117,097
Oki Electric Industry Co. Ltd.	122,500	1,144,545
Okinawa Electric Power Co. Inc. (The)	68,132	870,699
OKUMA Corp.	26,600	1,332,589
Okumura Corp.	46,200	1,255,627
Olympus Corp.	1,090,900	22,450,008
Omron Corp.	164,400	14,068,534
One REIT Inc.	590	1,842,331
Ono Pharmaceutical Co. Ltd.	325,300	7,425,998
Open House Co. Ltd.	64,700	3,271,215
Optex Group Co. Ltd.	59,300	914,693
Optorun Co. Ltd.	43,000	866,510
Oracle Corp. Japan	34,900	2,607,031
Orient Corp.	1,097,200	1,377,164
Oriental Land Co. Ltd.	189,200	25,920,467
ORIX Corp.	1,158,600	20,270,167

106	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Orix JREIT Inc.	2,382	$4,545,054
Osaka Gas Co. Ltd.	324,300	6,058,803
OSG Corp.	102,300	1,913,496
Otsuka Corp.	93,600	4,863,513
Otsuka Holdings Co. Ltd.	343,900	13,669,701
Outsourcing Inc.	157,900	3,022,335
Paltac Corp.	28,800	1,337,527
Pan Pacific International Holdings Corp.	359,700	7,508,390
Panasonic Corp.	2,081,200	25,130,621
Paramount Bed Holdings Co. Ltd.	65,000	1,161,817
Park24 Co. Ltd.(a)	108,000	2,036,402
Penta-Ocean Construction Co. Ltd.	281,900	1,910,224
PeptiDream Inc.(a)	95,600	3,945,577
Persol Holdings Co. Ltd.	132,200	2,667,184
Pigeon Corp.	95,000	2,735,356
Pilot Corp.	33,700	1,158,291
PKSHA Technology Inc.(a)(b)	30,800	562,801
Pola Orbis Holdings Inc.	69,400	1,658,964
Prestige International Inc.	140,800	901,469
Raito Kogyo Co. Ltd.	70,800	1,267,735
Raksul Inc.(a)	30,000	1,414,839
Rakus Co. Ltd.	101,200	2,848,715
Rakuten Group Inc.	834,200	9,179,581
Recruit Holdings Co. Ltd.	1,303,800	67,576,761
Relia Inc.	75,500	925,122
Relo Group Inc.	93,300	2,059,024
Renesas Electronics Corp.(a)	1,201,900	13,044,988
Rengo Co. Ltd.	192,800	1,641,393
Resona Holdings Inc.	1,882,400	7,067,807
Resorttrust Inc.	114,500	1,881,923
Ricoh Co. Ltd.	611,500	6,681,766
Ricoh Leasing Co. Ltd.	29,400	926,560
Rinnai Corp.	31,400	2,917,044
Riso Kyoiku Co. Ltd.	252,800	835,318
Rohm Co. Ltd.	75,000	7,316,851
Rohto Pharmaceutical Co. Ltd.	83,400	2,198,682
Rorze Corp.	21,300	1,643,684
Round One Corp.	84,500	823,579
Royal Holdings Co. Ltd.(a)(b)	55,000	984,863
RPA Holdings Inc.(a)	59,700	350,216
Ryobi Ltd.	44,800	589,515
Ryohin Keikaku Co. Ltd.	237,800	4,824,053
Ryosan Co. Ltd.	27,800	587,262
Saizeriya Co. Ltd.	41,100	1,012,437
Sakai Moving Service Co. Ltd.	21,300	1,027,583
Sakata Seed Corp.	92,200	3,019,327
SAMTY Co. Ltd.	101,900	2,055,976
Sangetsu Corp.	96,200	1,397,945
San-in Godo Bank Ltd. (The)	152,400	758,857
Sanken Electric Co. Ltd.(a)	41,300	1,959,901
Sankyo Co. Ltd.	85,000	2,121,278
Sankyu Inc.	37,400	1,681,032
Sanrio Co. Ltd.(a)(b)	71,500	1,219,473
Santen Pharmaceutical Co. Ltd.	312,300	4,231,616
Sanwa Holdings Corp.	150,900	1,836,358
Sapporo Holdings Ltd.	93,000	1,977,628
Sato Holdings Corp.	51,700	1,320,659
Sawai Group Holdings Co. Ltd.	41,900	1,794,625
SBI Holdings Inc.	219,700	5,259,169
SCREEN Holdings Co. Ltd.	39,200	3,550,974

Security	Shares	Value

Japan (continued)
SCSK Corp.	39,900	$2,404,770
Secom Co. Ltd.	189,400	14,335,789
Sega Sammy Holdings Inc.	129,500	1,633,431
Seibu Holdings Inc.(a)	151,400	1,708,326
Seiko Epson Corp.	248,000	4,267,067
Seiko Holdings Corp.	32,900	687,157
Seino Holdings Co. Ltd.	112,200	1,428,031
Seiren Co. Ltd.	66,000	1,342,290
Sekisui Chemical Co. Ltd.	316,500	5,461,351
Sekisui House Ltd.	553,900	10,970,259
Sekisui House Reit Inc.	4,581	4,035,600
Senshu Ikeda Holdings Inc.	500,200	720,777
Seria Co. Ltd.	66,300	2,384,871
Seven & i Holdings Co. Ltd.	702,700	31,354,753
Seven Bank Ltd.	494,500	1,078,726
SG Holdings Co. Ltd.	298,600	8,029,063
Sharp Corp.	180,500	2,772,383
Shibaura Machine Co. Ltd.	35,400	841,278
SHIFT Inc.(a)	17,300	3,173,789
Shiga Bank Ltd. (The)	57,900	983,271
Shikoku Electric Power Co. Inc.	181,600	1,194,921
Shima Seiki Manufacturing Ltd.	41,400	689,199
Shimadzu Corp.	208,800	8,421,004
Shimamura Co. Ltd.	21,100	2,039,647
Shimano Inc.	68,500	17,534,561
Shimizu Corp.	380,100	2,799,263
Shin-Etsu Chemical Co. Ltd.	349,900	57,078,887
Shinko Electric Industries Co. Ltd.	109,200	3,711,795
Shinmaywa Industries Ltd.	102,700	899,148
Shinsei Bank Ltd.	122,600	1,621,549
Shionogi & Co. Ltd.	237,200	12,492,063
Ship Healthcare Holdings Inc.	100,400	2,531,865
Shiseido Co. Ltd.	369,100	24,669,048
Shizuoka Bank Ltd. (The)	355,500	2,567,300
SHO-BOND Holdings Co. Ltd.	69,500	2,935,783
Shochiku Co. Ltd.(a)	12,900	1,403,255
Shoei Foods Corp.	27,200	972,406
Showa Denko KK	116,700	3,348,563
SKY Perfect JSAT Holdings Inc.	261,900	990,833
Skylark Holdings Co. Ltd.(a)	153,000	2,060,756
SMC Corp.	56,700	33,706,654
SMS Co. Ltd.	82,700	2,316,459
Softbank Corp.	2,708,400	35,374,964
SoftBank Group Corp.	1,183,600	74,431,431
Sohgo Security Services Co. Ltd.	47,000	2,197,751
Sojitz Corp.	929,800	2,844,524
Sompo Holdings Inc.	281,400	11,633,658
Sony Group Corp.	1,207,000	126,091,034
Sosei Group Corp.(a)(b)	119,900	1,811,875
Sotetsu Holdings Inc.	67,900	1,343,179
Sourcenext Corp.	270,000	751,657
Square Enix Holdings Co. Ltd.	78,800	4,088,673
Stanley Electric Co. Ltd.	108,300	2,825,866
Star Micronics Co. Ltd.	110,100	1,656,572
Subaru Corp.	540,000	10,609,362
Sugi Holdings Co. Ltd.	31,100	2,295,072
SUMCO Corp.	258,900	5,987,921
Sumitomo Bakelite Co. Ltd.	60,700	2,642,210
Sumitomo Chemical Co. Ltd.	1,430,700	7,447,531
Sumitomo Corp.	1,285,600	17,471,183

S C H E D U L E O F I N V E S T M E N T S	107

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sumitomo Dainippon Pharma Co. Ltd.	157,300	$2,723,693
Sumitomo Electric Industries Ltd.	674,600	9,583,850
Sumitomo Forestry Co. Ltd.	116,600	2,205,973
Sumitomo Heavy Industries Ltd.	83,300	2,307,221
Sumitomo Metal Mining Co. Ltd.	207,500	8,409,428
Sumitomo Mitsui Construction Co. Ltd.	227,080	1,002,889
Sumitomo Mitsui Financial Group Inc.	1,200,500	40,467,723
Sumitomo Mitsui Trust Holdings Inc.	294,600	9,670,496
Sumitomo Osaka Cement Co. Ltd.	33,600	960,838
Sumitomo Realty & Development Co. Ltd.	266,900	8,699,129
Sumitomo Rubber Industries Ltd.	106,300	1,430,706
Sumitomo Warehouse Co. Ltd. (The)	119,700	1,746,632
Sundrug Co. Ltd.	49,700	1,613,366
Suntory Beverage & Food Ltd.	113,400	3,976,080
Suruga Bank Ltd.	148,200	448,382
Suzuken Co. Ltd.	39,400	1,136,996
Suzuki Motor Corp.	331,800	13,499,447
Sysmex Corp.	154,600	18,395,940
Systena Corp.	92,000	1,705,214
T&D Holdings Inc.	496,800	6,356,431
T. Hasegawa Co. Ltd.	62,800	1,462,939
Tadano Ltd.	125,400	1,290,428
Taiheiyo Cement Corp.	73,000	1,700,802
Taikisha Ltd.	38,200	1,206,578
Taisei Corp.	158,700	5,348,406
Taisho Pharmaceutical Holdings Co. Ltd.	33,300	1,864,901
Taiyo Holdings Co. Ltd.	48,100	2,222,580
Taiyo Yuden Co. Ltd.	108,400	5,563,179
Takara Bio Inc.	70,300	1,757,346
Takara Holdings Inc.	236,700	2,754,291
Takasago Thermal Engineering Co. Ltd.	84,700	1,555,765
Takashimaya Co. Ltd.	227,800	2,363,832
Takeda Pharmaceutical Co. Ltd.	1,507,783	50,188,842
Takeuchi Manufacturing Co. Ltd.	77,300	1,927,231
Takuma Co. Ltd.	111,800	1,795,213
Tamron Co. Ltd.	31,500	756,651
TDK Corp.	112,500	12,836,249
TechnoPro Holdings Inc.	90,900	2,273,510
Teijin Ltd.	208,400	3,137,873
Terumo Corp.	609,700	23,662,905
THK Co. Ltd.	101,200	2,899,301
TIS Inc.	195,800	5,078,318
TKP Corp.(a)(b)	33,300	530,792
Toagosei Co. Ltd.	146,700	1,532,469
Tobu Railway Co. Ltd.	149,000	3,874,593
Toda Corp.	265,100	1,889,534
Toei Co. Ltd.	12,400	2,237,149
Toho Bank Ltd. (The)	420,400	794,821
Toho Co. Ltd.	93,400	4,066,125
Toho Gas Co. Ltd.	66,900	3,251,844
Toho Holdings Co. Ltd.	59,800	1,004,397
Toho Titanium Co. Ltd.	92,100	1,003,626
Tohoku Electric Power Co. Inc.	287,000	2,174,378
Tokai Carbon Co. Ltd.	198,700	2,624,698
Tokai Rika Co. Ltd.	71,800	1,118,955
Tokai Tokyo Financial Holdings Inc.	700,300	2,479,405
Tokio Marine Holdings Inc.	574,900	27,400,346
Tokuyama Corp.	62,400	1,321,421
Tokyo Century Corp.	36,400	2,003,202
Tokyo Electric Power Co. Holdings Inc.(a)	1,385,400	3,692,360

Security	Shares	Value

Japan (continued)
Tokyo Electron Ltd.	138,700	$57,203,406
Tokyo Gas Co. Ltd.	307,500	5,820,579
Tokyo Ohka Kogyo Co. Ltd.	36,200	2,346,176
Tokyo Seimitsu Co. Ltd.	59,200	2,534,578
Tokyo Steel Manufacturing Co. Ltd.	136,300	1,369,144
Tokyo Tatemono Co. Ltd.	141,600	2,130,356
Tokyotokeiba Co. Ltd.	28,500	1,135,018
Tokyu Construction Co. Ltd.	133,700	941,833
Tokyu Corp.	457,500	6,131,735
Tokyu Fudosan Holdings Corp.	443,600	2,504,276
Tokyu REIT Inc.	1,337	2,490,555
TOMONY Holdings Inc.	202,300	551,065
Tomy Co. Ltd.	144,100	1,265,818
Topcon Corp.	118,800	1,675,337
Toppan Forms Co. Ltd.	128,100	1,233,898
Toppan Inc.	237,200	4,023,640
Toray Industries Inc.	1,216,100	8,007,027
Toridoll Holdings Corp.	75,100	1,386,199
Toshiba Corp.	375,500	16,162,072
Toshiba TEC Corp.	40,200	1,619,591
Tosho Co. Ltd.(b)	31,100	475,020
Tosoh Corp.	225,700	3,960,823
Totetsu Kogyo Co. Ltd.	41,400	879,810
TOTO Ltd.	122,900	6,372,385
Towa Pharmaceutical Co. Ltd.	59,300	1,514,653
Toyo Ink SC Holdings Co. Ltd.	71,400	1,307,530
Toyo Seikan Group Holdings Ltd.	146,800	1,997,401
Toyo Suisan Kaisha Ltd.	66,000	2,519,703
Toyo Tire Corp.	106,200	2,005,269
Toyobo Co. Ltd.	99,000	1,256,315
Toyoda Gosei Co. Ltd.	68,800	1,617,192
Toyota Boshoku Corp.	79,700	1,607,836
Toyota Industries Corp.	125,800	10,552,739
Toyota Motor Corp.	2,022,900	181,606,810
Toyota Tsusho Corp.	184,300	8,701,699
Trend Micro Inc.	110,700	5,763,385
Tri Chemical Laboratories Inc.	41,000	1,136,541
Trusco Nakayama Corp.	56,000	1,480,294
TS Tech Co. Ltd.	120,200	1,788,252
Tsubaki Nakashima Co. Ltd.	80,100	1,207,472
Tsubakimoto Chain Co.	36,200	1,102,408
Tsumura & Co.	86,600	2,731,707
Tsuruha Holdings Inc.	30,800	3,636,398
UACJ Corp.(a)	39,500	1,042,594
Ube Industries Ltd.	78,400	1,574,625
Ulvac Inc.	50,400	2,454,225
Unicharm Corp.	355,900	14,284,876
Unipres Corp.	58,600	529,270
United Arrows Ltd.(a)	34,000	591,030
United Urban Investment Corp.	2,422	3,562,710
Universal Entertainment Corp.(a)	31,700	684,426
Ushio Inc.	160,200	2,870,630
USS Co. Ltd.	176,300	3,069,019
UT Group Co. Ltd.	37,200	1,167,522
V Technology Co. Ltd.	13,900	609,347
Valor Holdings Co. Ltd.	53,200	1,129,793
Vector Inc.	64,800	612,525
Vision Inc./Tokyo Japan(a)	80,800	798,536
Wacom Co. Ltd.	234,100	1,356,452
Welcia Holdings Co. Ltd.	74,700	2,542,765

108	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
West Japan Railway Co.	142,600	$7,747,802
World Co. Ltd.(a)	42,900	525,046
Xebio Holdings Co. Ltd.	72,300	662,903
Yakult Honsha Co. Ltd.	117,500	6,943,656
Yamada Holdings Co. Ltd.	527,300	2,491,202
Yamaguchi Financial Group Inc.	216,600	1,245,205
Yamaha Corp.	119,900	6,644,138
Yamaha Motor Co. Ltd.	249,600	6,250,156
YA-MAN Ltd.	61,000	687,896
Yamato Holdings Co. Ltd.	263,900	7,605,631
Yamato Kogyo Co. Ltd.	49,200	1,673,050
Yamazaki Baking Co. Ltd.	143,400	1,968,882
Yaoko Co. Ltd.	30,500	1,840,523
Yaskawa Electric Corp.	208,300	10,314,328
Yokogawa Electric Corp.	179,100	2,755,307
Yokohama Rubber Co. Ltd. (The)	94,000	1,877,034
Yoshinoya Holdings Co. Ltd.(a)	92,200	1,753,738
Z Holdings Corp.	2,542,500	12,725,667
Zenkoku Hosho Co. Ltd.	45,500	2,064,376
Zenrin Co. Ltd.	35,700	353,210
Zensho Holdings Co. Ltd.	76,000	1,928,143
Zeon Corp.	150,600	2,057,688
Zojirushi Corp.	68,800	954,916
ZOZO Inc.	106,500	3,627,252

		4,512,267,280

Kuwait — 0.2%
Agility Public Warehousing Co. KSC	1,220,865	4,006,566
Boubyan Bank KSCP(a)	1,491,558	3,971,531
Boubyan Petrochemicals Co. KSCP	438,966	1,238,952
Gulf Bank KSCP	1,489,812	1,190,065
Humansoft Holding Co. KSC	96,505	1,142,304
Kuwait Finance House KSCP	4,857,029	12,690,191
Mabanee Co. KPSC	614,190	1,475,937
Mobile Telecommunications Co. KSCP	2,251,970	4,429,736
National Bank of Kuwait SAKP	6,730,723	20,027,513

		50,172,795

Malaysia — 0.4%
AirAsia Group Bhd(a)(b)	2,294,600	445,870
Alliance Bank Malaysia Bhd	1,453,800	822,733
AMMB Holdings Bhd	1,756,100	1,185,992
Axiata Group Bhd	2,692,600	2,380,692
British American Tobacco Malaysia Bhd	139,800	484,993
Bursa Malaysia Bhd	985,000	1,775,131
Cahya Mata Sarawak Bhd(b)	1,630,400	432,797
Carlsberg Brewery Malaysia Bhd	179,800	904,113
CIMB Group Holdings Bhd	5,274,200	5,557,975
Dialog Group Bhd	4,300,078	2,801,926
DiGi.Com Bhd	3,096,700	3,047,154
Fraser & Neave Holdings Bhd	148,200	871,344
Gamuda Bhd(a)	2,201,200	1,460,512
Genting Bhd	1,891,300	2,110,906
Genting Malaysia Bhd	2,854,400	1,865,268
Genting Plantations Bhd	622,000	972,796
HAP Seng Consolidated Bhd	392,100	715,623
Hartalega Holdings Bhd(b)	1,741,100	2,904,584
Hong Leong Bank Bhd	544,000	2,320,379
Hong Leong Financial Group Bhd	223,900	913,985
IHH Healthcare Bhd	2,358,900	3,153,356
IJM Corp. Bhd	3,182,200	1,395,410

Security	Shares	Value

Malaysia (continued)
Inari Amertron Bhd	3,809,500	$3,008,503
IOI Corp. Bhd	1,927,400	1,667,064
Kossan Rubber Industries	1,709,500	1,401,628
KPJ Healthcare Bhd	6,073,100	1,554,253
Kuala Lumpur Kepong Bhd	421,700	1,850,683
Malayan Banking Bhd	3,556,200	6,750,038
Malaysia Airports Holdings Bhd(a)	1,075,100	1,473,075
Malaysian Resources Corp. Bhd	2,696,100	246,017
Maxis Bhd	2,203,200	2,224,083
MISC Bhd	1,105,700	1,755,797
My EG Services Bhd	5,532,200	2,176,800
Nestle Malaysia Bhd	42,700	1,345,457
Pavilion REIT	1,374,600	439,742
Pentamaster Corp. Bhd	1,416,000	1,777,773
Petronas Chemicals Group Bhd	2,406,900	4,585,868
Petronas Dagangan Bhd	253,800	1,106,469
Petronas Gas Bhd	597,200	2,156,713
PPB Group Bhd	835,780	3,584,744
Press Metal Aluminium Holdings Bhd	3,552,800	4,057,937
Public Bank Bhd	15,083,700	14,225,859
QL Resources Bhd	2,109,000	2,823,661
RHB Bank Bhd	1,330,198	1,610,737
Sapura Energy Bhd(a)	11,892,900	351,647
Serba Dinamik Holdings Bhd	6,565,170	613,769
Sime Darby Bhd	2,822,200	1,437,892
Sime Darby Plantation Bhd	2,606,100	2,099,185
Sime Darby Property Bhd	5,268,000	755,246
SP Setia Bhd Group(a)	1,146,300	279,505
Sunway REIT(b)	3,264,100	1,091,750
Supermax Corp. Bhd(b)	2,134,881	1,654,280
Telekom Malaysia Bhd	1,530,200	2,153,955
Tenaga Nasional Bhd	2,139,400	4,887,160
Top Glove Corp. Bhd(b)	5,222,900	4,919,178
UMW Holdings Bhd	363,200	248,732
Velesto Energy Bhd(a)	8,663,576	286,697
VS Industry Bhd	5,546,700	1,813,203
Westports Holdings Bhd	670,400	644,982
Yinson Holdings Bhd(b)	907,700	1,028,153

		124,611,774

Mexico — 0.5%
Alsea SAB de CV(a)	589,000	1,194,496
America Movil SAB de CV, Series L, NVS	33,413,000	27,997,681
Arca Continental SAB de CV	369,900	2,238,400
Bolsa Mexicana de Valores SAB de CV	591,900	1,208,108
Cemex SAB de CV, CPO, NVS(a)	16,262,712	13,267,514
Coca-Cola Femsa SAB de CV	434,200	2,461,512
Controladora Nemak SAB de CV(a)	2,763,300	444,210
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)	1,007,500	2,226,939
Corp Inmobiliaria Vesta SAB de CV	929,100	1,824,945
Fibra Uno Administracion SA de CV	3,326,800	3,626,578
Fomento Economico Mexicano SAB de CV	1,860,200	16,230,055
Genomma Lab Internacional SAB de CV,
Class B(a)(b)	786,600	764,224
Gentera SAB de CV(a)	1,062,100	620,520
Gruma SAB de CV, Class B	170,415	1,843,842
Grupo Aeroportuario del Centro Norte SAB de CV(a)	223,312	1,366,936
Grupo Aeroportuario del Pacifico SAB de CV, Class B	308,700	3,550,641

S C H E D U L E O F I N V E S T M E N T S	109

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)	212,205	$3,854,842
Grupo Bimbo SAB de CV, Series A	1,505,500	3,469,882
Grupo Carso SAB de CV, Series A1	464,100	1,516,594
Grupo Cementos de Chihuahua SAB de CV	190,000	1,545,198
Grupo Comercial Chedraui SA de CV	357,600	569,106
Grupo Financiero Banorte SAB de CV, Class O	2,581,300	16,734,280
Grupo Financiero Inbursa SAB de CV, Class O(a)	2,213,900	2,144,251
Grupo Herdez SAB de CV(b)	471,200	986,369
Grupo Mexico SAB de CV, Series B	3,135,400	14,366,334
Grupo Televisa SAB, CPO	2,255,700	6,110,008
Industrias Penoles SAB de CV(a)	153,455	2,163,884
Kimberly-Clark de Mexico SAB de CV, Class A	1,451,600	2,350,270
Macquarie Mexico Real Estate Management SA de CV(c)	1,022,400	1,248,066
Megacable Holdings SAB de CV, CPO	257,300	902,206
Orbia Advance Corp. SAB de CV	1,022,578	2,786,806
Promotora y Operadora de Infraestructura SAB de CV	267,975	2,021,163
Regional SAB de CV	252,100	1,554,044
Telesites SAB de CV(a)(b)	1,855,855	1,549,479
Wal-Mart de Mexico SAB de CV	5,141,200	16,947,720

		163,687,103

Netherlands — 3.5%
Aalberts NV	100,591	6,132,336
ABN AMRO Bank NV, CVA(a)(c)	321,461	3,747,148
Accell Group NV(a)	36,159	1,790,808
Adyen NV(a)(c)	19,195	52,019,392
Aegon NV	1,669,227	7,106,899
AerCap Holdings NV(a)(b)	124,443	6,595,479
Akzo Nobel NV	174,877	21,602,070
AMG Advanced Metallurgical Group NV	40,937	1,280,429
Arcadis NV	77,646	3,438,594
ArcelorMittal SA	689,887	24,094,594
Argenx SE(a)	45,804	13,987,434
ASM International NV	46,899	16,644,924
ASML Holding NV	398,335	304,480,804
ASR Nederland NV	129,265	5,312,352
Basic-Fit NV(a)(b)(c)	42,377	1,958,721
BE Semiconductor Industries NV	76,735	6,734,153
Boskalis Westminster	66,112	2,080,484
Brunel International NV	38,650	511,835
Corbion NV	62,911	3,444,032
COSMO Pharmaceuticals NV(a)(b)	14,763	1,385,279
Davide Campari-Milano NV	604,100	8,492,761
Eurocommercial Properties NV	63,759	1,599,423
Euronext NV(c)	78,677	8,752,515
EXOR NV	101,215	8,315,393
Flow Traders(c)	34,210	1,391,137
Fugro NV(a)	130,836	1,236,822
Heineken Holding NV	114,033	11,217,760
Heineken NV	234,729	27,334,596
IMCD NV	54,663	9,471,023
ING Groep NV	3,670,193	47,091,118
InPost SA(a)	180,013	3,529,697
Intertrust NV(a)(c)	106,462	1,757,710
JDE Peet’s NV	28,290	952,404
Just Eat Takeaway.com NV(a)(c)	104,164	9,249,834
Just Eat Takeaway.com NV(a)(c)	67,399	5,967,853

Security	Shares	Value

Netherlands (continued)
Koninklijke Ahold Delhaize NV	919,061	$28,568,860
Koninklijke BAM Groep NV(a)	393,813	1,113,370
Koninklijke DSM NV	160,000	32,253,012
Koninklijke KPN NV	3,165,692	10,387,811
Koninklijke Philips NV	801,651	36,963,676
Koninklijke Vopak NV	38,321	1,622,608
NN Group NV	261,126	12,982,234
NSI NV	60,067	2,497,468
OCI NV(a)	107,902	2,617,588
Pharming Group NV(a)(b)	1,400,520	1,594,666
PostNL NV	519,070	2,808,991
Prosus NV	454,837	40,579,824
QIAGEN NV(a)	217,295	11,645,514
Randstad NV	109,859	7,970,334
Rhi Magnesita NV	48,662	2,559,506
Royal Dutch Shell PLC, Class A	3,876,994	77,931,280
Royal Dutch Shell PLC, Class B	3,499,291	69,143,090
SBM Offshore NV	97,432	1,414,354
Shop Apotheke Europe NV(a)(c)	16,370	2,454,133
Signify NV(c)	130,787	7,326,524
Stellantis NV	1,972,948	37,834,262
TKH Group NV	39,292	2,088,917
TomTom NV(a)	103,783	871,702
Van Lanschot Kempen NV	44,270	1,136,956
Vastned Retail NV	41,068	1,227,415
Wereldhave NV	51,663	852,813
Wolters Kluwer NV	241,190	27,496,466

		1,056,651,187

New Zealand — 0.3%
a2 Milk Co. Ltd. (The)(a)(b)	747,949	3,251,981
Air New Zealand Ltd.(a)(b)	763,058	797,717
Auckland International Airport Ltd.(a)	1,072,982	5,413,569
Chorus Ltd.	530,271	2,276,147
Contact Energy Ltd.	738,742	4,199,075
Fisher & Paykel Healthcare Corp. Ltd.	576,783	12,696,077
Fletcher Building Ltd.	856,287	4,559,475
Goodman Property Trust	1,064,848	1,806,762
Infratil Ltd.	871,431	4,439,010
Kiwi Property Group Ltd.	1,336,110	1,085,478
Mercury NZ Ltd.	767,714	3,532,288
Meridian Energy Ltd.	1,432,028	5,206,701
Precinct Properties New Zealand Ltd.	1,541,531	1,716,461
Pushpay Holdings Ltd.(a)	945,785	1,121,416
Restaurant Brands New Zealand Ltd.(a)	5,652	63,004
Ryman Healthcare Ltd.	472,911	4,343,650
SKYCITY Entertainment Group Ltd.(a)	773,005	1,734,139
Spark New Zealand Ltd.	1,904,454	6,286,160
Summerset Group Holdings Ltd.	256,296	2,305,654
Synlait Milk Ltd.(a)(b)	97,211	252,621
Xero Ltd.(a)	129,817	13,468,813
Z Energy Ltd.	461,073	947,348

		81,503,546

Norway — 0.6%
Adevinta ASA(a)	260,912	5,016,657
Aker ASA, Class A	38,816	2,976,031
Atea ASA	136,302	2,598,065
Austevoll Seafood ASA	133,401	1,681,822
Bakkafrost P/F	46,898	3,985,502
Bank Norwegian ASA	193,399	2,265,578

110	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Borregaard ASA	182,151	$4,742,039
BW LPG Ltd.(c)	182,751	1,055,513
BW Offshore Ltd.	224,832	762,679
DNB Bank ASA	882,243	18,079,753
DNO ASA(a)	1,098,732	1,040,261
Elkem ASA(c)	343,173	1,270,090
Entra ASA(c)	106,541	2,597,576
Equinor ASA	916,078	17,844,454
Europris ASA(c)	201,235	1,354,056
Flex LNG Ltd.	84,687	1,145,488
Frontline Ltd./Bermuda(b)	99,095	795,309
Gjensidige Forsikring ASA	129,508	2,963,545
Golden Ocean Group Ltd.	189,973	1,871,877
Grieg Seafood ASA(a)	161,309	1,555,621
Kongsberg Gruppen ASA	116,586	3,339,134
Leroy Seafood Group ASA	282,662	2,575,214
Mowi ASA	411,557	10,486,380
NEL ASA(a)	1,308,644	2,499,228
Nordic Semiconductor ASA(a)	176,936	5,793,740
Norsk Hydro ASA	1,276,263	8,490,969
Norway Royal Salmon ASA	22,352	531,302
Ocean Yield ASA	91,510	305,767
Orkla ASA	643,160	5,841,437
Protector Forsikring ASA	84,322	865,842
Salmar ASA	56,438	3,743,633
Sbanken ASA(c)	164,956	2,009,029
Scatec ASA(c)	114,355	2,456,963
Schibsted ASA, Class A	73,148	3,877,099
Schibsted ASA, Class B	97,714	4,516,981
SpareBank 1 SMN	371,592	5,156,615
SpareBank 1 SR-Bank ASA	217,854	2,851,875
Storebrand ASA	409,705	3,517,744
Subsea 7 SA	212,871	1,704,275
Telenor ASA	616,318	10,700,600
TGS ASA	154,911	1,772,335
Tomra Systems ASA	120,089	6,939,606
Veidekke ASA	148,340	1,910,761
Wallenius Wilhelmsen ASA(a)	172,273	543,645
Yara International ASA	162,268	8,552,582

		176,584,672

Pakistan — 0.0%
Engro Corp. Ltd./Pakistan	726,743	1,318,871
Hub Power Co. Ltd. (The)	810,761	382,480
Lucky Cement Ltd.(a)	312,310	1,706,758
MCB Bank Ltd.	611,124	608,728
United Bank Ltd./Pakistan	576,384	443,436

		4,460,273

Peru — 0.0%
Cia. de Minas Buenaventura SAA, ADR(a)	191,673	1,583,219
Credicorp Ltd.(a)	62,400	6,299,904
Southern Copper Corp.	81,107	5,323,863

		13,206,986

Philippines — 0.2%
Aboitiz Equity Ventures Inc.	2,208,670	1,661,209
Alliance Global Group Inc.	3,269,600	664,582
Ayala Corp.	289,375	4,226,143
Ayala Land Inc.	7,697,430	5,035,630
Bank of the Philippine Islands	1,019,735	1,642,266
BDO Unibank Inc.	2,220,070	4,530,302

Security	Shares	Value

Philippines (continued)
Bloomberry Resorts Corp.(a)	5,982,200	$679,782
DoubleDragon Properties Corp.(a)	1,108,200	223,924
Globe Telecom Inc.	32,425	1,206,572
GT Capital Holdings Inc.	95,988	1,044,253
International Container Terminal Services Inc.	1,161,310	3,612,758
JG Summit Holdings Inc.	3,248,707	3,639,644
Jollibee Foods Corp.	520,650	1,979,064
Manila Electric Co.	188,190	998,992
Manila Water Co. Inc.(a)	2,203,900	714,554
Megaworld Corp.	8,590,500	477,122
Metro Pacific Investments Corp.	17,683,300	1,238,146
Metropolitan Bank & Trust Co.	1,822,477	1,567,800
PLDT Inc.	88,135	2,162,370
SM Investments Corp.	270,985	4,940,516
SM Prime Holdings Inc.	10,704,700	6,741,857
Universal Robina Corp.	935,070	2,370,178

		51,357,664

Poland — 0.2%
Alior Bank SA(a)(b)	118,513	1,135,746
Allegro.eu SA(a)(c)	310,760	5,331,924
Asseco Poland SA	98,636	2,052,924
Bank Millennium SA(a)	760,490	973,190
Bank Polska Kasa Opieki SA(a)	166,801	4,073,842
CCC SA(a)	45,422	1,433,595
CD Projekt SA	72,266	3,479,946
Cyfrowy Polsat SA	298,013	2,642,472
Dino Polska SA(a)(c)	52,813	4,228,110
Enea SA(a)	205,989	456,896
Eurocash SA(b)	72,130	229,690
Grupa Azoty SA(a)	44,690	347,080
Grupa Lotos SA	106,059	1,461,659
KGHM Polska Miedz SA	146,235	7,383,534
KRUK SA	18,900	1,486,489
LPP SA	949	3,409,256
mBank SA(a)(b)	15,167	1,262,253
Orange Polska SA(a)	659,158	1,310,617
PGE Polska Grupa Energetyczna SA(a)(b)	859,234	1,933,135
Polski Koncern Naftowy ORLEN SA	287,932	5,454,734
Polskie Gornictwo Naftowe i Gazownictwo SA	1,790,975	2,922,112
Powszechna Kasa Oszczednosci Bank Polski SA(a)	849,640	8,345,612
Powszechny Zaklad Ubezpieczen SA(a)	581,695	5,672,622
Santander Bank Polska SA(a)	31,479	2,095,310
Tauron Polska Energia SA(a)	1,087,977	917,082

		70,039,830

Portugal — 0.1%
Altri SGPS SA	197,664	1,193,993
Banco Comercial Portugues SA, Class R(a)	9,119,847	1,298,091
CTT-Correios de Portugal SA	158,589	825,100
EDP - Energias de Portugal SA	2,670,626	13,852,456
EDP Renovaveis SA	275,519	6,471,318
Galp Energia SGPS SA	448,872	4,377,272
Greenvolt Energias Renovaveis SA, NVS(a)	3,593	20,267
Jeronimo Martins SGPS SA	209,392	4,266,118
Navigator Co. SA (The)	412,724	1,486,424
NOS SGPS SA	298,136	1,104,845
REN - Redes Energeticas Nacionais SGPS SA	780,367	2,180,047
Sonae SGPS SA	1,816,218	1,792,967

		38,868,898

S C H E D U L E O F I N V E S T M E N T S	111

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Qatar — 0.2%
Barwa Real Estate Co.	2,535,018	$2,087,758
Commercial Bank PSQC (The)	2,565,504	3,801,771
Doha Bank QPSC	1,108,283	880,893
Industries Qatar QSC	1,772,944	6,377,153
Masraf Al Rayan QSC	3,489,623	4,066,327
Mesaieed Petrochemical Holding Co.	4,296,492	2,215,022
Ooredoo QPSC	874,437	1,668,021
Qatar Aluminum Manufacturing Co.	3,874,146	1,527,331
Qatar Electricity & Water Co. QSC	710,771	3,159,833
Qatar Fuel QSC	159,780	772,524
Qatar Gas Transport Co. Ltd.	2,406,392	1,965,215
Qatar Insurance Co. SAQ(a)	1,913,805	1,289,105
Qatar International Islamic Bank QSC	700,682	1,739,103
Qatar Islamic Bank SAQ	1,248,011	5,790,314
Qatar National Bank QPSC	4,143,299	20,317,403
Qatar Navigation QSC	379,181	760,053
United Development Co. QSC	1,404,772	552,594
Vodafone Qatar QSC	3,051,695	1,295,829

		60,266,249

Russia — 0.9%
Aeroflot PJSC(a)	2,002,180	1,847,089
Alrosa PJSC	1,712,030	3,032,341
Detsky Mir PJSC(c)	1,301,430	2,496,418
Gazprom PJSC	10,772,180	41,985,079
Inter RAO UES PJSC	36,870,600	2,193,901
LUKOIL PJSC	413,706	35,523,061
Magnit PJSC, GDR(f)	298,238	4,358,748
Mail.Ru Group Ltd., GDR(a)(f)	101,548	2,114,296
MMC Norilsk Nickel PJSC	61,152	21,136,290
Mobile TeleSystems PJSC, ADR	479,906	4,122,393
Moscow Exchange MICEX-RTS PJSC	1,165,970	2,760,060
Novatek PJSC, GDR(f)	89,010	19,807,127
Novolipetsk Steel PJSC	1,140,830	4,032,330
Ozon Holdings PLC, ADR(a)	38,774	2,019,194
PhosAgro PJSC, GDR(f)	149,677	2,848,353
Polymetal International PLC	318,811	6,948,192
Polyus PJSC	29,956	5,741,445
Rosneft Oil Co. PJSC	1,179,570	8,757,436
Rostelecom PJSC	1,678,450	2,135,184
Sberbank of Russia PJSC	9,543,890	39,900,854
Severstal PAO	147,633	3,611,154
Sistema PJSFC, GDR(f)	246,009	1,972,098
Surgutneftegas PJSC	6,857,000	3,047,838
Tatneft PJSC	1,382,551	9,230,644
TCS Group Holding PLC, Class A, GDR(f)	121,012	10,089,849
Unipro PJSC	15,049,000	564,306
VTB Bank PJSC	3,435,870,000	2,287,409
X5 Retail Group NV, GDR(f)	114,767	3,725,218
Yandex NV, Class A(a)	302,253	20,548,563

		268,836,870

Saudi Arabia — 0.9%
Abdullah Al Othaim Markets Co.	61,118	1,923,159
Advanced Petrochemical Co.	130,630	2,584,151
Al Rajhi Bank	1,190,281	35,214,750
Aldrees Petroleum and Transport Services Co.	97,759	1,777,795
Alinma Bank	996,868	5,768,758
Almarai Co. JSC	191,314	3,001,246
Arab National Bank	487,109	2,922,342
Arriyadh Development Co.	209,842	1,609,115

Security	Shares	Value

Saudi Arabia (continued)
Bank AlBilad(a)	411,385	$4,024,539
Bank Al-Jazira(a)	483,038	2,491,948
Banque Saudi Fransi	561,167	5,528,776
Bupa Arabia for Cooperative Insurance Co.	45,135	1,660,791
City Cement Co.	170,528	1,400,454
Co for Cooperative Insurance (The)	89,410	2,009,722
Dar Al Arkan Real Estate Development Co.(a)	697,791	1,958,941
Dr Sulaiman Al Habib Medical Services Group Co.	57,205	2,603,385
Emaar Economic City(a)	485,724	1,758,056
Etihad Etisalat Co.	398,776	3,425,014
Jarir Marketing Co.	55,459	2,974,820
Leejam Sports Co. JSC(a)	38,640	770,657
Mobile Telecommunications Co.(a)	569,289	2,155,478
Mouwasat Medical Services Co.	74,256	3,571,985
National Gas & Industrialization Co.	123,135	1,467,613
National Industrialization Co.(a)	440,815	2,540,791
Rabigh Refining & Petrochemical Co.(a)	272,945	1,879,679
Riyad Bank	1,323,356	9,244,861
SABIC Agri-Nutrients Co.	187,239	6,399,794
Sahara International Petrochemical Co.	424,244	3,790,580
Saudi Airlines Catering Co.(a)	80,189	1,655,936
Saudi Arabian Mining Co.(a)	425,268	7,901,587
Saudi Arabian Oil Co.(c)	1,806,325	16,784,990
Saudi Basic Industries Corp.	866,281	27,864,278
Saudi British Bank (The)(a)	661,824	5,435,201
Saudi Cement Co.	87,451	1,513,324
Saudi Chemical Co. Holding	130,432	1,446,771
Saudi Electricity Co.	877,586	6,060,548
Saudi Ground Services Co.(a)	139,867	1,305,286
Saudi Industrial Investment Group	264,411	2,605,400
Saudi Kayan Petrochemical Co.(a)	781,108	4,030,606
Saudi National Bank (The)	2,112,167	30,975,145
Saudi Public Transport Co.(a)	189,870	1,366,918
Saudi Research & Media Group(a)	39,083	1,852,858
Saudi Telecom Co.	567,352	20,253,337
Saudia Dairy & Foodstuff Co.	26,648	1,219,195
Savola Group (The)	232,364	2,657,961
Southern Province Cement Co.	75,692	1,719,539
United Electronics Co.	53,231	1,903,224
United International Transportation Co.	103,129	1,323,372
Yamama Cement Co.(a)	164,435	1,484,142
Yanbu Cement Co.	128,776	1,602,495
Yanbu National Petrochemical Co.	223,267	4,066,739

		263,488,052

Singapore — 0.8%
ARA LOGOS Logistics Trust	5,106,743	3,394,956
Ascendas REIT	2,715,348	6,248,673
Ascott Residence Trust(b)	2,246,372	1,708,471
Best World International Ltd.(a)(b)(e)	171,200	79,768
CapitaLand China Trust(b)	1,872,241	1,934,453
CapitaLand Integrated Commercial Trust	3,985,501	6,315,326
CapitaLand Ltd.	2,211,600	6,570,588
CDL Hospitality Trusts	1,932,400	1,723,945
City Developments Ltd.	204,700	1,032,609
ComfortDelGro Corp. Ltd.	1,817,500	2,108,504
DBS Group Holdings Ltd.	1,721,300	38,516,404
ESR-REIT	5,080,462	1,668,553
First Resources Ltd.	977,500	979,949
Frasers Centrepoint Trust(b)	1,613,462	2,882,593

112	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Frasers Hospitality Trust(b)	1,337,400	$508,329
Frasers Logistics & Commercial Trust	2,458,213	2,753,139
Genting Singapore Ltd.	4,754,100	2,836,766
Golden Agri-Resources Ltd.	7,543,600	1,277,449
Hutchison Port Holdings Trust, Class U	6,537,700	1,534,182
Kenon Holdings Ltd./Singapore	54,005	1,824,624
Keppel Corp. Ltd.	1,321,200	5,341,329
Keppel DC REIT	1,425,463	2,775,230
Keppel Infrastructure Trust	9,372,635	3,804,531
Keppel REIT(b)	2,225,460	1,972,750
Manulife US Real Estate Investment Trust	2,112,918	1,606,840
Mapletree Commercial Trust	1,953,493	3,110,090
Mapletree Industrial Trust	1,593,960	3,529,295
Mapletree Logistics Trust(b)	3,117,799	4,854,316
Mapletree North Asia Commercial Trust	2,120,600	1,581,120
NetLink NBN Trust(b)	4,716,900	3,393,195
OUE Commercial Real Estate Investment Trust	4,464,680	1,433,363
Oversea-Chinese Banking Corp. Ltd.	3,047,050	27,567,373
Parkway Life REIT	1,004,400	3,439,548
Raffles Medical Group Ltd.	1,434,600	1,524,650
SATS Ltd.(a)	873,000	2,581,619
Sea Ltd., ADR(a)	13,144	3,629,847
Sembcorp Industries Ltd.(b)	1,048,300	1,617,054
Sembcorp Marine Ltd.(a)(b)	7,869,423	666,928
Sheng Siong Group Ltd.(b)	1,917,900	2,223,051
SIA Engineering Co. Ltd.(a)(b)	379,900	591,229
Singapore Airlines Ltd.(a)	1,162,900	4,359,729
Singapore Exchange Ltd.	417,400	3,652,242
Singapore Post Ltd.	2,132,400	1,007,625
Singapore Press Holdings Ltd.(b)	1,529,600	2,122,292
Singapore Technologies Engineering Ltd.	1,499,200	4,427,406
Singapore Telecommunications Ltd.	7,763,600	13,012,469
SPH REIT(b)	714,400	482,298
Starhill Global REIT	3,291,000	1,506,374
StarHub Ltd.	836,100	746,943
Suntec REIT	1,464,300	1,575,792
United Overseas Bank Ltd.	1,037,500	20,058,590
UOL Group Ltd.	300,600	1,615,596
Venture Corp. Ltd.	229,700	3,221,967
Wilmar International Ltd.	1,816,700	5,818,078
Yangzijiang Shipbuilding Holdings Ltd.	1,874,700	1,897,060
Yanlord Land Group Ltd.	925,900	764,922

		229,412,022

South Africa — 1.1%
Absa Group Ltd.(a)	694,292	6,459,222
Adcock Ingram Holdings Ltd.	117,088	357,627
AECI Ltd.	188,750	1,285,290
African Rainbow Minerals Ltd.	164,203	3,350,352
Anglo American Platinum Ltd.	54,076	7,076,966
AngloGold Ashanti Ltd.	401,814	8,045,826
Aspen Pharmacare Holdings Ltd.(a)	392,464	4,836,940
AVI Ltd.	372,535	1,844,972
Barloworld Ltd.	228,995	1,689,261
Bid Corp. Ltd.(a)	367,807	8,073,240
Bidvest Group Ltd. (The)	247,624	3,378,125
Capitec Bank Holdings Ltd.	77,726	8,630,033
Clicks Group Ltd.	247,496	4,477,860
Coronation Fund Managers Ltd.	234,318	774,320
Dis-Chem Pharmacies Ltd.(b)(c)	329,518	702,612
Discovery Ltd.(a)	427,091	3,428,097

Security	Shares	Value

South Africa (continued)
Distell Group Holdings Ltd.(a)	168,284	$1,963,069
Exxaro Resources Ltd.	276,631	3,423,323
FirstRand Ltd.	4,646,486	17,239,688
Foschini Group Ltd. (The)(a)(b)	329,323	3,476,249
Gold Fields Ltd.	878,724	8,678,053
Growthpoint Properties Ltd.	2,797,899	2,816,757
Harmony Gold Mining Co. Ltd.	578,362	2,371,390
Impala Platinum Holdings Ltd.	791,178	14,262,118
Imperial Logistics Ltd.	115,817	482,991
Investec Ltd.	346,019	1,290,983
JSE Ltd.	149,997	1,049,264
Kumba Iron Ore Ltd.	65,445	3,472,139
Liberty Holdings Ltd.(a)	116,545	654,585
Life Healthcare Group Holdings Ltd.(a)	1,412,001	2,270,574
Massmart Holdings Ltd.(a)	157,695	621,577
Momentum Metropolitan Holdings	1,068,142	1,401,953
Motus Holdings Ltd.	216,816	1,259,645
Mr. Price Group Ltd.	234,452	3,488,476
MTN Group Ltd.(a)	1,683,833	12,094,517
MultiChoice Group	376,680	3,125,277
Naspers Ltd., Class N	415,697	80,221,294
Nedbank Group Ltd.(a)	343,315	3,969,291
NEPI Rockcastle PLC	400,628	2,709,819
Netcare Ltd.(a)	1,285,374	1,337,026
Ninety One Ltd.	160,434	495,606
Northam Platinum Ltd.(a)	391,211	6,160,478
Oceana Group Ltd.	81,738	348,793
Old Mutual Ltd.	4,372,309	3,855,660
Pick n Pay Stores Ltd.	581,563	2,074,482
PSG Group Ltd.	176,863	917,316
Rand Merchant Investment Holdings Ltd.	891,227	1,891,187
Redefine Properties Ltd.(a)	6,047,353	1,729,437
Reinet Investments SCA	157,137	3,064,929
Remgro Ltd.	434,931	3,307,568
Resilient REIT Ltd.	378,786	1,359,118
Reunert Ltd.	272,841	884,563
Sanlam Ltd.	1,740,897	6,877,442
Sappi Ltd.(a)	637,252	1,793,722
Sasol Ltd.(a)	136,381	2,033,298
Shoprite Holdings Ltd.	487,004	5,331,657
Sibanye Stillwater Ltd.	2,636,033	11,488,338
SPAR Group Ltd. (The)	183,952	2,306,674
Standard Bank Group Ltd.	1,192,132	10,047,395
Steinhoff International Holdings NV(a)(b)	3,583,571	393,792
Super Group Ltd./South Africa(a)	548,413	1,191,059
Telkom SA SOC Ltd.(a)	415,998	1,203,310
Thungela Resources Ltd., NVS(a)	139,453	433,362
Tiger Brands Ltd.	148,434	1,955,312
Truworths International Ltd.	486,656	2,052,749
Vodacom Group Ltd.	613,483	5,470,210
Vukile Property Fund Ltd.	832,518	598,339
Wilson Bayly Holmes-Ovcon Ltd.(a)	62,512	470,881
Woolworths Holdings Ltd.(a)	835,128	3,186,849

		321,014,327

South Korea — 3.9%
ABLBio Inc.(a)(b)	53,342	933,746
Aekyung Industrial Co. Ltd.	40,785	885,861
AfreecaTV Co. Ltd.	18,490	2,132,373
Alteogen Inc.(a)	34,380	2,396,029
Amicogen Inc.(a)	26,049	896,436

S C H E D U L E O F I N V E S T M E N T S	113

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Amorepacific Corp.	30,774	$5,932,422
AMOREPACIFIC Group	30,571	1,532,325
Asiana Airlines Inc.(a)	37,105	583,429
BGF retail Co. Ltd.	8,842	1,243,147
BH Co. Ltd.(b)	33,361	556,938
Binggrae Co. Ltd.	16,987	898,505
BNK Financial Group Inc.	267,938	1,803,572
Bukwang Pharmaceutical Co. Ltd.(b)	61,586	1,113,298
Cafe24 Corp.(a)	26,001	718,232
Celltrion Healthcare Co. Ltd.(a)	81,361	7,614,239
Celltrion Inc.(a)	93,707	20,686,384
Celltrion Pharm Inc.(a)	16,183	1,959,094
Chabiotech Co. Ltd.(a)	59,178	1,336,577
Cheil Worldwide Inc.	87,754	1,848,532
CJ CGV Co. Ltd.(a)(b)	48,022	1,230,439
CJ CheilJedang Corp.	7,025	2,856,024
CJ Corp.	13,907	1,185,681
CJ ENM Co. Ltd.	10,460	1,485,565
CJ Logistics Corp.(a)	8,872	1,357,741
CMG Pharmaceutical Co. Ltd.(a)(b)	303,793	1,275,548
Com2uSCorp	13,366	1,323,086
Cosmax Inc.(a)	23,117	2,492,208
Coway Co. Ltd.	50,665	3,773,620
CrystalGenomics Inc.(a)	143,650	960,032
Daea TI Co. Ltd.(b)	148,685	919,455
Daesang Corp.	32,498	767,468
Daewoo Engineering & Construction Co. Ltd.(a)	241,803	1,566,995
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)(b)	43,885	1,243,030
Daewoong Pharmaceutical Co. Ltd.	7,177	1,065,811
DB HiTek Co. Ltd.	56,835	3,024,644
DB Insurance Co. Ltd.	44,841	2,227,921
Dentium Co. Ltd.	14,232	894,661
DGB Financial Group Inc.	192,883	1,581,857
DL E&C Co. Ltd.(a)	15,893	2,026,048
DL Holdings Co. Ltd.	11,139	765,432
Dong-A Socio Holdings Co. Ltd.	10,225	1,117,346
Dong-A ST Co. Ltd.	14,304	1,017,186
Dongjin Semichem Co. Ltd.(b)	52,666	1,342,521
Dongkuk Steel Mill Co. Ltd.	73,969	1,365,345
Dongwon Industries Co. Ltd.	2,218	468,663
Doosan Bobcat Inc.(a)	46,869	1,882,669
Doosan Heavy Industries & Construction Co. Ltd.(a)	272,227	5,148,788
Doosan Infracore Co. Ltd.(a)	54,021	758,782
DoubleUGames Co. Ltd.	11,799	624,879
Douzone Bizon Co. Ltd.	21,934	1,597,131
Ecopro BM Co. Ltd.	16,686	4,206,317
Ecopro Co. Ltd.	33,730	2,113,646
Ecopro HN Co. Ltd.(a)	24,068	2,236,791
E-MART Inc.	17,933	2,630,353
Enzychem Lifesciences Corp.(a)	12,643	935,778
Eo Technics Co Ltd.	15,043	1,516,811
F&F Co. Ltd./New(a)	3,631	1,894,023
Fila Holdings Corp.	52,286	2,376,482
GemVax & Kael Co. Ltd.(a)	51,925	935,380
Genexine Inc.(a)	27,869	2,030,406
Grand Korea Leisure Co. Ltd.(a)(b)	61,180	847,104
Green Cross Cell Corp.	24,399	841,478
Green Cross Corp.	6,967	1,772,596

Security	Shares	Value

South Korea (continued)
Green Cross Holdings Corp.(b)	29,402	$807,049
GS Engineering & Construction Corp.	60,724	2,329,022
GS Holdings Corp.	49,307	1,835,712
GS Retail Co. Ltd.	31,903	979,821
Halla Holdings Corp.	16,082	644,080
Hana Financial Group Inc.	293,125	11,059,200
Hana Tour Service Inc.(a)	18,215	1,215,988
Hanall Biopharma Co. Ltd.(a)	53,421	1,032,970
Handsome Co. Ltd.	28,076	957,436
Hanjin Transportation Co. Ltd.	11,802	419,348
Hankook Tire & Technology Co. Ltd.	78,858	3,319,163
Hanmi Pharm Co. Ltd.	7,113	1,980,585
Hanon Systems	206,860	2,812,709
Hansol Chemical Co. Ltd.	9,962	2,319,612
Hanssem Co. Ltd.(b)	11,175	1,167,375
Hanwha Aerospace Co. Ltd.	42,189	1,903,088
Hanwha Corp.	53,314	1,385,214
Hanwha Life Insurance Co. Ltd.	476,036	1,406,154
Hanwha Solutions Corp.(a)	132,094	4,495,204
HDC Hyundai Development Co-Engineering & Construction, Class E	52,248	1,412,433
Helixmith Co. Ltd.(a)(b)	45,046	1,105,231
HLB Inc.(a)(b)	94,301	2,960,623
HLB Life Science Co. Ltd.(a)(b)	99,405	908,294
HMM Co. Ltd.(a)(b)	265,535	9,250,207
Hotel Shilla Co. Ltd.	31,766	2,585,254
Huchems Fine Chemical Corp.	32,323	689,698
Hugel Inc.(a)	10,793	2,249,096
HYBE Co. Ltd.(a)	8,888	2,242,273
Hyosung Advanced Materials Corp.(a)	3,921	2,099,917
Hyosung Chemical Corp.(a)	3,709	1,268,264
Hyosung Corp.	11,840	1,262,980
Hyosung TNC Corp.	2,777	2,153,965
Hyundai Bioscience Co. Ltd.(a)(b)	61,004	1,583,107
Hyundai Department Store Co. Ltd.(b)	16,894	1,176,844
Hyundai Elevator Co. Ltd.	45,740	2,150,221
Hyundai Engineering & Construction Co. Ltd.	66,328	3,159,074
Hyundai Glovis Co. Ltd.	17,679	2,996,247
Hyundai Greenfood Co. Ltd.	133,244	1,166,320
Hyundai Heavy Industries Holdings Co. Ltd.	44,057	2,627,614
Hyundai Home Shopping Network Corp.	13,049	922,924
Hyundai Marine & Fire Insurance Co. Ltd.	69,043	1,557,710
Hyundai Mipo Dockyard Co. Ltd.(a)(b)	27,935	2,041,675
Hyundai Mobis Co. Ltd.	65,886	15,307,620
Hyundai Motor Co.	133,324	25,373,544
Hyundai Rotem Co. Ltd.(a)(b)	96,421	2,087,599
Hyundai Steel Co.	82,637	3,887,204
Hyundai Wia Corp.	17,241	1,471,630
Iljin Materials Co. Ltd.	27,710	1,940,675
Industrial Bank of Korea	220,109	1,969,372
iNtRON Biotechnology Inc.(a)(b)	55,895	1,176,969
JB Financial Group Co. Ltd.	315,299	2,119,050
JW Pharmaceutical Corp.(b)	40,108	1,008,245
JYP Entertainment Corp.	45,373	1,581,799
Kakao Corp.	305,120	39,059,913
Kangwon Land Inc.(a)	90,681	2,039,214
KB Financial Group Inc.	397,309	17,646,828
KCC Corp.	6,735	2,081,661
KEPCO Plant Service & Engineering Co. Ltd.	19,211	712,402
KH FEELUX Co. Ltd.(a)	161,021	458,193

114	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Kia Corp.	260,997	$19,060,769
KIWOOM Securities Co. Ltd.	17,769	1,825,422
KMW Co. Ltd.(a)(b)	34,830	1,611,639
Koh Young Technology Inc.	52,396	1,114,498
Kolmar Korea Co. Ltd.(b)	38,904	1,855,891
Kolmar Korea Holdings Co. Ltd.	24,098	608,341
Kolon Industries Inc.	18,617	1,311,236
Komipharm International Co. Ltd.(a)(b)	57,267	575,654
Korea Aerospace Industries Ltd.	68,504	1,933,201
Korea Electric Power Corp.	224,370	4,863,143
Korea Investment Holdings Co. Ltd.	40,877	3,415,516
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	35,602	4,045,080
Korea Zinc Co. Ltd.	6,691	3,185,477
Korean Air Lines Co. Ltd.(a)	149,368	3,876,484
Korean Reinsurance Co.	144,924	1,201,106
KT Skylife Co. Ltd.	44,754	424,965
KT&G Corp.	107,546	7,699,197
Kuk-Il Paper Manufacturing Co. Ltd.(a)(b)	132,147	599,226
Kumho Petrochemical Co. Ltd.	19,123	3,387,558
Kumho Tire Co. Inc.(a)	122,540	713,117
L&F Co. Ltd.	27,451	2,568,303
LegoChem Biosciences Inc.(a)(b)	26,681	1,250,373
LF Corp.	59,783	959,129
LG Chem Ltd.	44,962	33,024,752
LG Corp.	85,599	7,015,401
LG Display Co. Ltd.(a)	228,657	4,393,448
LG Electronics Inc.	105,277	14,420,745
LG Household & Health Care Ltd.	8,867	11,247,079
LG Innotek Co. Ltd.	14,554	2,876,790
LG Uplus Corp.	172,504	2,184,590
LIG Nex1 Co. Ltd.	16,718	623,571
Lotte Chemical Corp.	15,548	3,508,333
Lotte Chilsung Beverage Co. Ltd.	4,559	574,595
Lotte Confectionery Co. Ltd.	4,048	499,614
LOTTE Fine Chemical Co. Ltd.	25,401	1,602,833
Lotte Food Co. Ltd.	659	251,056
Lotte Shopping Co. Ltd.	10,436	976,498
LS Corp.	22,910	1,449,859
LS Electric Co. Ltd.	19,902	1,125,111
Lx Hausys Ltd.	9,433	819,792
LX Holdings Corp.(a)	48,693	442,375
Lx International Corp.	35,874	965,066
Mando Corp.(a)	41,595	2,236,105
Medipost Co. Ltd.(a)	40,706	1,040,550
Medy-Tox Inc.	6,016	1,058,546
Meritz Fire & Marine Insurance Co. Ltd.	84,086	1,866,638
Meritz Securities Co. Ltd.	296,366	1,266,562
Mezzion Pharma Co. Ltd.(a)(b)	9,502	1,103,919
Mirae Asset Securities Co. Ltd.	341,800	2,658,892
Naturecell Co. Ltd.(a)(b)	67,162	1,605,252
NAVER Corp.	120,551	45,435,835
NCSoft Corp.	15,657	11,229,568
NEPES Corp.(a)	34,041	1,127,704
Netmarble Corp.(b)(c)	22,071	2,664,108
Nexen Tire Corp.	40,745	328,609
NH Investment & Securities Co. Ltd.	179,086	1,980,678
NHN Corp.(a)	14,724	988,638
NHN KCP Corp.(a)(b)	28,013	1,284,795
NongShim Co. Ltd.	4,758	1,360,596

Security	Shares	Value

South Korea (continued)
OCI Co. Ltd.(a)(b)	23,388	$2,320,488
Orion Corp./Republic of Korea	23,839	2,436,755
Oscotec Inc.(a)(b)	36,382	1,076,011
Osstem Implant Co. Ltd.	15,750	1,772,161
Pan Ocean Co. Ltd.	348,634	2,292,413
Paradise Co. Ltd.(a)(b)	57,062	832,518
Pearl Abyss Corp.(a)	42,685	2,748,287
Pharmicell Co. Ltd.(a)	69,306	1,012,391
PI Advanced Materials Co. Ltd.	22,799	1,060,599
Poongsan Corp.	24,389	817,512
POSCO	70,695	22,485,017
POSCO Chemical Co. Ltd.	32,617	4,377,622
Posco International Corp.	38,078	857,508
RFHIC Corp.(b)	29,663	950,407
S-1 Corp.	17,513	1,227,166
Sam Chun Dang Pharm Co. Ltd.(a)(b)	26,004	1,270,444
Samsung Biologics Co. Ltd.(a)(c)	16,350	12,649,476
Samsung C&T Corp.	83,757	10,317,649
Samsung Electro-Mechanics Co. Ltd.	55,323	9,240,355
Samsung Electronics Co. Ltd.	4,525,043	309,225,109
Samsung Engineering Co. Ltd.(a)(b)	144,979	2,947,261
Samsung Fire & Marine Insurance Co. Ltd.	29,966	5,590,096
Samsung Heavy Industries Co. Ltd.(a)	423,266	2,396,022
Samsung Life Insurance Co. Ltd.	69,365	4,551,462
Samsung SDI Co. Ltd.	54,355	35,088,257
Samsung SDS Co. Ltd.	34,176	5,429,740
Samsung Securities Co. Ltd.	64,369	2,479,897
Samwha Capacitor Co. Ltd.	16,382	867,765
Sangsangin Co. Ltd.(a)(b)	66,343	448,642
Seah Besteel Corp.	20,779	567,551
Seegene Inc.(b)	37,389	2,280,352
Seojin System Co. Ltd.(a)(b)	22,698	820,318
Seoul Semiconductor Co. Ltd.	64,075	1,027,391
SFA Engineering Corp.	32,487	1,149,378
Shin Poong Pharmaceutical Co. Ltd.	41,892	2,312,463
Shinhan Financial Group Co. Ltd.	419,911	14,232,111
Shinsegae Inc.	7,804	1,807,215
Shinsegae International Inc.	3,210	542,569
SillaJen Inc.(a)(b)(e)	58,324	429,476
SK Biopharmaceuticals Co. Ltd.(a)	26,168	2,711,587
SK Chemicals Co. Ltd.	8,958	1,848,422
SK Discovery Co. Ltd.	17,429	739,850
SK Hynix Inc.	526,106	51,503,816
SK Inc.	31,241	7,291,092
SK Innovation Co. Ltd.(a)	50,978	11,246,798
SK Materials Co. Ltd.(b)	5,898	2,156,589
SK Networks Co. Ltd.	125,091	674,067
SK Telecom Co. Ltd.	35,934	9,412,336
SKC Co. Ltd.(b)	26,910	3,793,584
SM Entertainment Co. Ltd.(a)	30,348	1,557,258
S-Oil Corp.	43,216	3,689,979
Soulbrain Co. Ltd./New	8,326	2,465,075
Soulbrain Holdings Co. Ltd.(a)(b)	9,928	327,688
Telcon RF Pharmaceutical Inc.(a)	118,072	518,524
Tongyang Life Insurance Co. Ltd.	107,258	500,184
Webzen Inc.(a)(b)	32,447	823,059
Woori Financial Group Inc.	394,920	3,723,472
Y2 Solution(a)(e)	49,383	73,329
YG Entertainment Inc.(a)	16,039	736,620
Youngone Corp.	21,168	733,436

S C H E D U L E O F I N V E S T M E N T S	115

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Youngone Holdings Co. Ltd.	19,770	$794,797
Yuhan Corp.	51,747	2,774,061
Yungjin Pharmaceutical Co. Ltd.(a)(b)	173,708	836,064

		1,160,509,868

Spain — 1.5%
Acciona SA	31,373	4,809,896
Acerinox SA	212,761	2,844,151
ACS Actividades de Construccion y Servicios SA	257,083	6,762,130
Aena SME SA(a)(c)	74,956	11,936,498
Almirall SA	98,214	1,558,351
Amadeus IT Group SA(a)	439,175	28,801,438
Applus Services SA	194,842	1,875,630
Atresmedia Corp. de Medios de Comunicacion SA(a)	87,206	360,620
Banco Bilbao Vizcaya Argentaria SA	6,490,089	41,546,161
Banco de Sabadell SA(a)	6,384,136	4,438,564
Banco Santander SA	14,530,906	53,228,926
Bankinter SA	830,643	4,537,867
Befesa SA(c)	39,131	3,072,412
CaixaBank SA	4,668,257	13,864,296
Cellnex Telecom SA(c)	512,252	33,407,335
Cia. de Distribucion Integral Logista Holdings SA	62,790	1,353,499
Cie. Automotive SA	87,402	2,605,641
Construcciones y Auxiliar de Ferrocarriles SA(a)	35,483	1,505,256
Corp Financiera Alba SA	54,389	3,054,736
Ebro Foods SA	67,629	1,371,845
Enagas SA	107,612	2,471,580
Ence Energia y Celulosa SA(a)	255,514	789,794
Endesa SA	260,372	6,324,595
Euskaltel SA(c)	160,128	2,081,871
Faes Farma SA	564,020	2,201,235
Ferrovial SA	452,467	13,427,029
Fluidra SA	70,501	2,858,019
Gestamp Automocion SA(a)(c)	202,590	990,699
Global Dominion Access SA(c)	250,237	1,336,526
Grifols SA	268,332	6,824,170
Grupo Catalana Occidente SA	69,152	2,588,095
Iberdrola SA	5,635,767	67,826,928
Indra Sistemas SA(a)	167,267	1,751,030
Industria de Diseno Textil SA	1,035,995	35,137,183
Inmobiliaria Colonial Socimi SA	287,258	3,063,429
Lar Espana Real Estate Socimi SA	82,120	517,273
Liberbank SA	2,724,642	915,630
Linea Directa Aseguradora SA Cia de Segurosy Reaseguros	634,322	1,278,826
Mapfre SA	885,195	1,823,618
Mediaset Espana Comunicacion SA(a)	214,141	1,273,934
Melia Hotels International SA(a)	184,510	1,273,095
Merlin Properties Socimi SA	350,482	3,931,020
Naturgy Energy Group SA	254,565	6,570,327
Neinor Homes SA(c)	57,545	837,524
Pharma Mar SA(b)	18,829	1,609,993
Prosegur Cia. de Seguridad SA	329,591	1,125,989
Red Electrica Corp. SA	286,554	5,676,278
Repsol SA	1,655,211	18,129,378
Sacyr SA	641,909	1,560,775
Siemens Gamesa Renewable Energy SA(a)	249,972	6,971,431
Solaria Energia y Medio Ambiente SA(a)	128,469	2,481,816

Security	Shares	Value

Spain (continued)
Talgo SA(a)(c)	182,057	$931,651
Tecnicas Reunidas SA(a)(b)	48,530	410,312
Telefonica SA	990,390	4,530,882
Unicaja Banco SA(c)	805,996	741,134
Viscofan SA	38,039	2,641,522
Zardoya Otis SA	255,008	1,728,135

		439,567,978

Sweden — 2.8%
AAK AB	150,123	3,578,850
AddTech AB, Class B	239,856	4,990,807
AFRY AB	112,639	3,838,563
Alfa Laval AB	281,652	11,762,041
Alimak Group AB(c)	35,736	621,864
Arjo AB, Class B	286,631	3,620,659
Assa Abloy AB, Class B	918,097	29,449,131
Atlas Copco AB, Class A	632,313	42,823,402
Atlas Copco AB, Class B	359,221	20,424,708
Attendo AB(a)(c)	108,927	533,112
Avanza Bank Holding AB	137,120	4,441,150
Axfood AB	90,130	2,439,521
Beijer Ref AB	224,068	4,731,503
Betsson AB, Class B	150,133	1,208,612
BHG Group AB(a)(b)	146,486	2,259,809
Bilia AB, Class A	109,583	2,351,309
BillerudKorsnas AB	180,707	3,909,105
BioGaia AB, Class B	27,934	1,670,346
Biotage AB	111,508	3,191,716
Boliden AB	250,101	9,746,927
Bonava AB, Class B	133,496	1,427,815
Bravida Holding AB(c)	217,971	3,372,722
Bure Equity AB	60,437	3,260,673
Castellum AB	224,409	6,285,041
Cellavision AB	18,766	988,395
Clas Ohlson AB, Class B(a)(b)	58,918	604,349
Cloetta AB, Class B	541,661	1,757,925
Dios Fastigheter AB	114,792	1,303,485
Dometic Group AB(c)	299,029	5,075,531
Dustin Group AB(b)(c)	114,702	1,331,776
Electrolux AB, Series B	227,721	5,980,716
Electrolux Professional AB, Class B(a)	291,024	2,163,285
Elekta AB, Class B	357,206	5,213,602
Embracer Group AB(a)	277,926	7,193,139
Epiroc AB, Class A	648,756	15,112,528
Epiroc AB, Class B	392,399	7,883,871
EQT AB	243,551	11,739,675
Essity AB, Class B	548,658	17,950,839
Evolution AB(c)	165,306	28,763,280
Fabege AB	227,961	3,947,644
Fastighets AB Balder, Class B(a)	102,667	7,084,897
Fingerprint Cards AB, Class B(a)(b)	385,452	1,373,875
Fortnox AB	67,614	3,627,172
Getinge AB, Class B	223,249	9,701,739
Granges AB	131,232	1,734,840
H & M Hennes & Mauritz AB, Class B(a)	697,094	14,573,947
Hexagon AB, Class B	1,950,772	32,292,297
Hexpol AB	278,635	3,793,601
Holmen AB, Class B	92,956	4,893,402
Hufvudstaden AB, Class A	117,919	2,155,379
Husqvarna AB, Class B	435,743	6,097,626
ICA Gruppen AB	86,838	4,292,269

116	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Industrivarden AB, Class A	106,116	$4,234,013
Industrivarden AB, Class C	161,664	6,188,492
Indutrade AB	312,481	10,192,616
Intrum AB	73,142	2,266,318
Investment AB Latour, Class B	123,318	4,819,511
Investor AB, Class B	1,813,377	44,907,412
INVISIO AB	64,138	1,329,192
JM AB	78,321	2,763,755
Kambi Group PLC(a)	34,087	1,466,377
Karo Pharma AB(a)	140,809	894,737
Kindred Group PLC	246,014	4,026,887
Kinnevik AB, Class B	231,978	10,113,267
Kungsleden AB	195,965	2,645,222
L E Lundbergforetagen AB, Class B	58,277	4,158,527
LeoVegas AB(c)	107,143	461,261
Lifco AB, Class B	229,531	6,732,122
Lindab International AB	125,323	3,657,578
Loomis AB	70,188	2,353,896
Lundin Energy AB	179,507	5,596,016
Mekonomen AB(a)	85,725	1,371,257
Millicom International Cellular SA, SDR(a)	109,657	4,376,021
MIPS AB	24,680	2,606,229
Modern Times Group MTG AB, Class B(a)(b)	97,073	1,379,062
Mycronic AB	85,252	2,503,745
NCC AB, Class B	117,461	2,087,223
Nibe Industrier AB, Class B	1,348,625	16,116,042
Nobia AB	210,190	1,722,872
Nobina AB(c)	154,816	1,427,529
Nolato AB, Class B	256,801	2,850,537
Nordic Entertainment Group AB, Class B(a)	72,466	3,869,755
Nordnet AB publ	132,181	2,132,794
Nyfosa AB	255,894	3,959,514
Oncopeptides AB(a)(b)(c)	126,279	629,833
Pandox AB(a)	103,227	1,727,965
Paradox Interactive AB	37,325	751,408
Peab AB, Class B	176,760	2,061,293
Platzer Fastigheter Holding AB, Class B	76,156	1,424,320
PowerCell Sweden AB(a)	69,885	1,536,563
Ratos AB, Class B	372,316	2,639,117
Resurs Holding AB(c)	195,574	943,309
Saab AB, Class B	56,157	1,703,961
Sagax AB, Class B	150,866	5,293,810
Samhallsbyggnadsbolaget i Norden AB	953,569	4,777,593
Sandvik AB	1,045,044	27,250,876
SAS AB(a)(b)	4,183,882	1,019,677
Scandic Hotels Group AB(a)(b)(c)	371,073	1,511,604
Securitas AB, Class B	203,557	3,589,408
Sinch AB.(a)(c)	495,788	9,997,925
Skandinaviska Enskilda Banken AB, Class A	1,511,355	20,440,985
Skanska AB, Class B	332,162	9,376,818
SKF AB, Class B	344,933	9,177,512
SSAB AB, Class A(a)	117,011	668,223
SSAB AB, Class B(a)	591,003	3,021,111
Stillfront Group AB(a)	319,859	2,439,458
Svenska Cellulosa AB SCA, Class B	609,608	11,338,794
Svenska Handelsbanken AB, Class A	1,260,443	14,204,314
Sweco AB, Class B	187,563	3,000,258
Swedbank AB, Class A	821,731	16,002,076
Swedish Match AB	1,609,020	14,408,721
Swedish Orphan Biovitrum AB(a)	188,557	3,685,018

Security	Shares	Value

Sweden (continued)
Tele2 AB, Class B	430,778	$6,327,702
Telefonaktiebolaget LM Ericsson, Class B	2,743,913	31,648,772
Telia Co. AB	2,336,257	10,247,541
Thule Group AB(c)	128,012	6,463,189
Trelleborg AB, Class B	238,154	5,887,076
Vitrolife AB	77,755	4,429,517
Volvo AB, Class A	191,371	4,653,073
Volvo AB, Class B	1,312,300	30,946,341
Wallenstam AB, Class B	188,614	3,167,189
Wihlborgs Fastigheter AB	147,424	3,434,777

		827,607,376

Switzerland — 6.1%
ABB Ltd., Registered	1,669,131	61,020,678
Adecco Group AG, Registered	154,304	9,240,672
Alcon Inc.	477,076	34,730,681
Allreal Holding AG, Registered	10,985	2,272,550
ALSO Holding AG, Registered	8,119	2,498,034
Aryzta AG(a)	1,757,601	2,339,648
Ascom Holding AG, Registered(a)(b)	80,756	1,384,961
Autoneum Holding AG(a)	5,233	1,004,824
Bachem Holding AG, Class B, Registered	5,118	3,388,643
Baloise Holding AG, Registered	46,753	7,371,569
Banque Cantonale Vaudoise, Registered	22,633	2,020,492
Barry Callebaut AG, Registered	2,329	5,903,167
Basilea Pharmaceutica AG, Registered(a)(b)	19,431	995,358
Belimo Holding AG, Registered	8,876	4,584,200
Bell Food Group AG, Registered	1,984	610,355
BKW AG	26,669	2,937,815
Bobst Group SA, Registered(a)	8,014	688,292
Bossard Holding AG, Class A, Registered	7,671	2,484,817
Bucher Industries AG, Registered	6,125	3,408,677
Burckhardt Compression Holding AG	4,815	1,889,157
Bystronic AG, Registered	1,235	1,699,331
Cembra Money Bank AG	31,388	3,260,740
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	935	10,476,624
Chocoladefabriken Lindt & Spruengli AG, Registered	86	9,968,538
Cie. Financiere Richemont SA, Class A, Registered	501,096	64,124,848
Clariant AG, Registered	186,535	3,880,579
Coca-Cola HBC AG, Class DI	197,436	7,455,749
Comet Holding AG, Registered	11,482	3,759,711
Credit Suisse Group AG, Registered	2,202,815	22,114,716
Daetwyler Holding AG, Bearer	6,713	2,437,037
DKSH Holding AG	34,569	2,922,343
dormakaba Holding AG	2,637	1,824,206
Dufry AG, Registered(a)	51,762	2,738,611
EFG International AG	173,877	1,412,566
Emmi AG, Registered	1,546	1,702,418
EMS-Chemie Holding AG, Registered	6,866	7,611,370
Flughafen Zurich AG, Registered(a)	18,538	2,978,822
Forbo Holding AG, Registered	938	2,007,647
Galenica AG(c)	48,401	3,674,266
GAM Holding AG(a)	291,296	630,184
Geberit AG, Registered	35,570	29,205,733
Georg Fischer AG, Registered	3,948	6,389,674
Givaudan SA, Registered	8,792	43,883,006
Helvetia Holding AG, Registered	34,589	3,762,040
Holcim Ltd.	476,362	27,924,886

S C H E D U L E O F I N V E S T M E N T S	117

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Huber + Suhner AG, Registered	25,747	$2,189,726
Idorsia Ltd.(a)(b)	105,552	2,607,361
Implenia AG, Registered(a)	17,260	458,437
Inficon Holding AG, Registered	2,350	2,831,164
Interroll Holding AG, Registered	566	2,586,786
Julius Baer Group Ltd.	224,844	14,840,144
Kardex Holding AG, Registered	7,407	1,992,172
Komax Holding AG, Registered(a)	4,905	1,441,138
Kuehne + Nagel International AG, Registered	52,458	17,695,815
Landis+Gyr Group AG	30,847	2,441,473
LEM Holding SA, Registered	539	1,347,723
Leonteq AG	14,114	895,904
Liechtensteinische Landesbank AG	11,280	665,737
Logitech International SA, Registered	173,705	19,084,862
Lonza Group AG, Registered	72,394	56,367,803
Meyer Burger Technology AG(a)(b)	2,675,384	1,385,245
Mobilezone Holding AG, Registered	120,932	1,454,964
Mobimo Holding AG, Registered	10,113	3,469,417
Nestle SA, Registered	2,700,884	342,012,003
Novartis AG, Registered	2,092,927	193,550,504
OC Oerlikon Corp. AG, Registered	199,794	2,261,569
Partners Group Holding AG	21,803	37,247,456
PSP Swiss Property AG, Registered	44,910	6,077,581
Relief Therapeutics Holding AG(a)(b)	1,771,269	410,975
Roche Holding AG, Bearer	30,808	13,223,584
Roche Holding AG, NVS	661,911	255,704,210
Schindler Holding AG, Participation Certificates, NVS	37,437	12,119,682
Schindler Holding AG, Registered	22,181	6,911,636
Schweiter Technologies AG, Bearer	1,530	2,395,032
Sensirion Holding AG(a)(b)(c)	12,005	1,169,936
SFS Group AG	16,967	2,530,487
SGS SA, Registered	5,446	17,626,927
Siegfried Holding AG, Registered	4,439	4,491,743
Siemens Energy AG(a)(b)	388,452	10,567,772
SIG Combibloc Group AG	321,296	9,480,087
Sika AG, Registered	141,929	49,997,387
Softwareone Holding AG	90,772	2,329,716
Sonova Holding AG, Registered	53,704	21,086,064
St. Galler Kantonalbank AG, Class A, Registered	5,116	2,379,180
Stadler Rail AG(b)	27,738	1,217,489
STMicroelectronics NV	632,095	26,013,078
Straumann Holding AG, Registered	10,138	18,796,037
Sulzer AG, Registered	21,817	3,201,395
Swatch Group AG (The), Bearer	25,951	8,656,809
Swatch Group AG (The), Registered	51,638	3,353,565
Swiss Life Holding AG, Registered	30,819	15,896,526
Swiss Prime Site AG, Registered	69,967	7,450,287
Swiss Re AG	282,418	25,604,159
Swisscom AG, Registered	21,898	13,160,735
Swissquote Group Holding SA, Registered	17,364	2,757,206
Tecan Group AG, Registered	11,753	6,777,591
Temenos AG, Registered	65,687	10,434,278
UBS Group AG, Registered	3,464,751	57,084,459
Valiant Holding AG, Registered	28,153	2,927,957
Valora Holding AG, Registered(a)	3,788	857,560
VAT Group AG(c)	28,219	11,077,503
Vifor Pharma AG	48,803	6,825,186
Vontobel Holding AG, Registered	34,425	3,035,345

Security	Shares	Value

Switzerland (continued)
Zur Rose Group AG(a)	8,878	$3,302,849
Zurich Insurance Group AG	137,289	55,351,454

		1,829,731,105

Taiwan — 4.4%
Accton Technology Corp.	711,000	8,323,475
Acer Inc.	2,305,148	2,250,318
Advanced Ceramic X Corp.	69,000	1,150,445
Advanced Wireless Semiconductor Co.	350,631	2,067,214
Advantech Co. Ltd.	348,738	4,551,760
Airtac International Group	122,496	3,958,514
AmTRAN Technology Co. Ltd.(a)	2,615,000	1,604,236
ASE Technology Holding Co. Ltd.	2,886,958	12,703,600
Asia Cement Corp.	2,001,329	3,715,044
Asia Optical Co. Inc.	430,000	1,324,291
ASMedia Technology Inc.	43,000	3,026,457
Asustek Computer Inc.	639,000	8,033,909
AU Optronics Corp.	7,880,000	5,840,949
AURAS Technology Co. Ltd.	124,000	793,606
BES Engineering Corp.	6,537,000	2,040,714
Bizlink Holding Inc.	150,000	1,384,878
Brighton-Best International Taiwan Inc.(a)	692,000	1,001,196
Capital Securities Corp.	4,695,450	2,693,715
Career Technology MFG. Co. Ltd.	1,047,752	1,101,869
Catcher Technology Co. Ltd.	517,000	3,427,149
Cathay Financial Holding Co. Ltd.	7,353,020	14,311,277
Center Laboratories Inc.	668,863	1,681,144
Century Iron & Steel Industrial Co. Ltd.	355,000	1,549,406
Chailease Holding Co. Ltd.	1,148,283	9,529,173
Chang Hwa Commercial Bank Ltd.	4,532,116	2,685,786
Cheng Loong Corp.	1,506,000	2,272,979
Cheng Shin Rubber Industry Co. Ltd.	1,492,500	2,306,675
Cheng Uei Precision Industry Co. Ltd.	559,000	809,920
Chicony Electronics Co. Ltd.	497,137	1,434,187
Chilisin Electronics Corp.	308,000	1,185,321
China Airlines Ltd.(a)	3,522,000	2,176,391
China Bills Finance Corp.	4,386,000	2,659,935
China Development Financial Holding Corp.	15,006,000	7,585,132
China Life Insurance Co. Ltd.	1,884,784	1,777,413
China Man-Made Fiber Corp.(a)	4,862,130	1,893,190
China Petrochemical Development Corp.	5,565,652	2,626,727
China Steel Chemical Corp.	464,000	1,844,709
China Steel Corp.	10,785,575	14,066,211
Chin-Poon Industrial Co. Ltd.	797,000	921,457
Chipbond Technology Corp.	748,000	2,010,238
ChipMOS Technologies Inc.	948,000	1,816,775
Chlitina Holding Ltd.	130,000	953,513
Chroma ATE Inc.	337,000	2,373,940
Chunghwa Precision Test Tech Co. Ltd.	30,000	718,766
Chunghwa Telecom Co. Ltd.	3,437,000	14,182,651
CMC Magnetics Corp.	1,665,604	584,394
Compal Electronics Inc.	3,329,000	2,575,072
Compeq Manufacturing Co. Ltd.	1,162,000	1,785,147
Concraft Holding Co. Ltd.	243,449	619,518
Coretronic Corp.	705,000	1,391,762
CTBC Financial Holding Co. Ltd.	16,458,980	13,478,302
CTCI Corp.	778,000	1,065,253
Cub Elecparts Inc.	98,547	622,360
Darfon Electronics Corp.	968,000	1,632,593
Delta Electronics Inc.	1,780,000	18,341,016
E Ink Holdings Inc.	1,124,000	3,250,358

118	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
E.Sun Financial Holding Co. Ltd.	10,044,513	$9,526,650
Eclat Textile Co. Ltd.	145,365	3,173,752
Egis Technology Inc.	131,000	711,846
Elan Microelectronics Corp.	402,000	2,612,326
Elite Material Co. Ltd.	370,000	2,992,109
eMemory Technology Inc.	81,000	3,809,780
Ennoconn Corp.	83,035	667,465
ENNOSTAR Inc.(a)	746,500	2,197,298
Eternal Materials Co. Ltd.	1,718,635	2,387,789
Eva Airways Corp.	4,258,332	2,782,287
Evergreen Marine Corp. Taiwan Ltd.(a)	2,455,477	11,678,313
Everlight Electronics Co. Ltd.	797,000	1,791,652
Far Eastern Department Stores Ltd.	1,094,702	893,344
Far Eastern International Bank	4,646,334	1,788,206
Far Eastern New Century Corp.	2,789,071	2,955,632
Far EasTone Telecommunications Co. Ltd.	1,512,000	3,277,003
Faraday Technology Corp.	581,400	2,353,664
Feng Hsin Steel Co. Ltd.	725,000	2,116,269
Feng TAY Enterprise Co. Ltd.	417,468	3,453,987
Firich Enterprises Co. Ltd.	1,146,909	1,304,462
First Financial Holding Co. Ltd.	9,199,448	7,488,419
FLEXium Interconnect Inc.	403,987	1,886,201
Formosa Chemicals & Fibre Corp.	3,330,660	9,807,755
Formosa Petrochemical Corp.	825,000	2,874,597
Formosa Plastics Corp.	3,618,040	12,941,966
Foxconn Technology Co. Ltd.	680,287	1,504,816
Fubon Financial Holding Co. Ltd.	6,206,000	16,682,717
Fulgent Sun International Holding Co. Ltd.	215,824	717,405
General Interface Solution Holding Ltd.	273,000	1,142,782
Genius Electronic Optical Co. Ltd.	86,281	1,608,793
Giant Manufacturing Co. Ltd.	268,000	3,086,416
Gigabyte Technology Co. Ltd.	621,000	2,231,241
Global Unichip Corp.	134,000	1,985,847
Globalwafers Co. Ltd.	211,000	6,410,844
Goldsun Building Materials Co. Ltd.	1,252,056	1,018,146
Gourmet Master Co. Ltd.	129,000	678,764
Grand Pacific Petrochemical(a)	1,575,000	1,646,466
Grape King Bio Ltd.	189,000	1,152,724
Great Wall Enterprise Co. Ltd.	1,547,338	3,328,955
HannStar Display Corp.(a)	3,390,000	2,314,059
Highwealth Construction Corp.	1,124,937	1,975,873
Hiwin Technologies Corp.	204,328	2,350,990
Holy Stone Enterprise Co. Ltd.	262,000	1,175,313
Hon Hai Precision Industry Co. Ltd.	12,553,769	49,608,980
Hota Industrial Manufacturing Co. Ltd.	367,194	1,283,755
Hotai Motor Co. Ltd.	266,000	5,630,843
HTC Corp.(a)	1,028,000	1,448,132
Hua Nan Financial Holdings Co. Ltd.	9,245,795	6,388,647
Huaku Development Co. Ltd.	416,000	1,264,438
IBF Financial Holdings Co. Ltd.	5,063,259	2,981,196
Innolux Corp.	8,624,414	5,788,313
International CSRC Investment Holdings Co.	1,720,921	1,653,484
International Games System Co. Ltd.	75,000	2,340,449
Inventec Corp.	1,704,000	1,431,752
ITEQ Corp.	267,101	1,314,368
Jentech Precision Industrial Co. Ltd.	168,000	1,976,734
Kenda Rubber Industrial Co. Ltd.	922,817	1,258,074
King Yuan Electronics Co. Ltd.	1,206,000	2,010,438
King’s Town Bank Co. Ltd.	1,245,000	1,800,019
Kinsus Interconnect Technology Corp.	360,000	2,383,970

Security	Shares	Value

Taiwan (continued)
LandMark Optoelectronics Corp.	97,000	$823,642
Largan Precision Co. Ltd.	95,000	9,996,980
Lite-On Technology Corp.	1,913,074	4,397,069
Lotes Co. Ltd.	108,000	2,211,977
Machvision Inc.	80,552	751,748
Macronix International Co. Ltd.	1,587,525	2,372,493
Makalot Industrial Co. Ltd.	293,866	2,501,274
MediaTek Inc.	1,401,970	45,841,401
Mega Financial Holding Co. Ltd.	9,847,941	11,663,528
Merida Industry Co. Ltd.	208,350	2,502,311
Merry Electronics Co. Ltd.	220,000	876,823
Microbio Co. Ltd.(a)	483,000	988,928
Micro-Star International Co. Ltd.	545,000	2,895,439
Mitac Holdings Corp.	1,796,198	1,829,554
Nan Kang Rubber Tire Co. Ltd.	601,000	855,992
Nan Ya Plastics Corp.	4,675,300	14,590,954
Nan Ya Printed Circuit Board Corp.	227,000	3,243,562
Nanya Technology Corp.	976,000	2,539,240
Nien Made Enterprise Co. Ltd.	155,000	2,602,341
Novatek Microelectronics Corp.	554,000	10,191,009
OBI Pharma Inc.(a)	287,877	1,116,919
Oriental Union Chemical Corp.(a)	1,621,000	1,302,623
Parade Technologies Ltd.	70,000	4,298,439
PChome Online Inc.	148,341	697,545
Pegatron Corp.	1,892,000	4,561,226
PharmaEssentia Corp.(a)	395,615	1,275,312
Phison Electronics Corp.	172,000	2,939,446
Pixart Imaging Inc.	209,000	1,457,917
Pou Chen Corp.	2,233,000	2,824,251
Powertech Technology Inc.	569,000	2,254,790
President Chain Store Corp.	542,000	5,444,047
Primax Electronics Ltd.	443,000	976,881
Prince Housing & Development Corp.	2,579,521	1,103,832
Qisda Corp.	3,235,000	3,427,042
Quanta Computer Inc.	2,620,000	7,257,774
Radiant Opto-Electronics Corp.	450,060	1,701,720
Radium Life Tech Co. Ltd.	1,621,939	651,092
Realtek Semiconductor Corp.	439,020	9,269,378
RichWave Technology Corp.	86,000	1,237,503
Ruentex Development Co. Ltd.	1,667,974	3,729,872
Ruentex Industries Ltd.	468,769	1,645,516
Sercomm Corp.	378,000	879,869
Shanghai Commercial & Savings Bank Ltd. (The)	3,039,320	4,546,404
Shin Kong Financial Holding Co. Ltd.	9,909,019	3,253,255
Shin Zu Shing Co. Ltd.	257,190	986,714
Shinkong Synthetic Fibers Corp.	3,753,000	2,764,089
Simplo Technology Co. Ltd.	140,200	1,854,649
Sinbon Electronics Co. Ltd.	238,000	2,047,333
Sino-American Silicon Products Inc.	474,000	3,215,322
SinoPac Financial Holdings Co. Ltd.	9,726,968	4,896,824
Sitronix Technology Corp.	233,000	3,218,052
St. Shine Optical Co. Ltd.	67,000	921,979
Standard Foods Corp.	676,422	1,271,147
Synnex Technology International Corp.	1,338,600	2,542,445
TA Chen Stainless Pipe	1,265,679	2,366,124
Taichung Commercial Bank Co. Ltd.	2,441,959	1,039,935
TaiDoc Technology Corp.	123,000	941,248
TaiMed Biologics Inc.(a)	422,000	949,803
Tainan Spinning Co. Ltd.	2,405,816	2,090,944

S C H E D U L E O F I N V E S T M E N T S	119

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taishin Financial Holding Co. Ltd.	9,091,791	$5,517,050
Taiwan Business Bank	6,517,913	2,211,909
Taiwan Cement Corp.	4,585,405	8,647,656
Taiwan Cooperative Financial Holding Co. Ltd.	8,744,204	6,835,661
Taiwan Fertilizer Co. Ltd.	1,249,000	2,676,957
Taiwan High Speed Rail Corp.	1,225,000	1,331,542
Taiwan Hon Chuan Enterprise Co. Ltd.	808,696	2,261,825
Taiwan Mobile Co. Ltd.	1,493,000	5,552,369
Taiwan Secom Co. Ltd.	446,105	1,500,594
Taiwan Semiconductor Co. Ltd.	639,000	1,841,689
Taiwan Semiconductor Manufacturing Co. Ltd.	23,312,000	487,209,046
Taiwan Surface Mounting Technology Corp.	357,000	1,603,318
Taiwan Union Technology Corp.	306,000	1,277,134
TCI Co. Ltd.	148,896	1,742,049
Teco Electric and Machinery Co. Ltd.	1,742,000	1,938,689
Tong Hsing Electronic Industries Ltd.	244,233	2,144,535
Transcend Information Inc.	650,000	1,630,760
Tripod Technology Corp.	429,000	1,844,702
TSRC Corp.	1,405,100	1,527,798
TTY Biopharm Co. Ltd.	407,965	1,172,908
Tung Ho Steel Enterprise Corp.	1,462,000	2,446,843
TXC Corp.	483,000	2,083,175
Unimicron Technology Corp.	1,194,000	6,273,607
Uni-President Enterprises Corp.	4,451,292	11,674,106
Unitech Printed Circuit Board Corp.	1,176,000	878,702
United Integrated Services Co. Ltd.	247,000	1,731,790
United Microelectronics Corp.	11,260,000	23,546,312
USI Corp.	2,079,258	2,444,405
Vanguard International Semiconductor Corp.	670,000	2,775,970
Visual Photonics Epitaxy Co. Ltd.	279,000	1,369,094
Voltronic Power Technology Corp.	64,788	3,156,837
Wafer Works Corp.	1,410,000	3,532,669
Walsin Lihwa Corp.	2,174,000	2,226,412
Walsin Technology Corp.	268,000	1,930,010
Wan Hai Lines Ltd.	560,000	4,495,108
Win Semiconductors Corp.	318,953	3,958,108
Winbond Electronics Corp.	3,054,502	3,767,561
Wistron Corp.	2,116,227	2,104,421
Wistron NeWeb Corp.	397,860	1,059,159
Wiwynn Corp.	83,000	2,790,520
WPG Holdings Ltd.	1,510,360	2,952,618
XinTec Inc.(a)	229,000	1,381,509
Yageo Corp.	364,068	7,342,031
Yang Ming Marine Transport Corp.(a)	1,542,000	6,497,349
YFY Inc.	1,840,000	2,622,529
Yuanta Financial Holding Co. Ltd.	9,511,927	8,651,174
Yulon Motor Co. Ltd.(a)	908,502	1,300,543
Zhen Ding Technology Holding Ltd.	489,050	1,833,735

		1,330,690,559

Thailand — 0.5%
Advanced Info Service PCL, NVDR	1,153,500	6,302,356
Airports of Thailand PCL, NVDR	4,255,200	7,321,993
Amata Corp. PCL, NVDR	3,147,500	1,743,936
B Grimm Power PCL, NVDR	1,345,100	1,617,997
Bangchak Corp. PCL, NVDR	2,124,200	1,492,715
Bangkok Bank PCL, Foreign(b)	502,800	1,567,487
Bangkok Chain Hospital PCL, NVDR(b)	3,435,200	2,745,125
Bangkok Dusit Medical Services PCL, NVDR	10,236,400	7,011,389
Bangkok Expressway & Metro PCL, NVDR(b)	10,229,600	2,381,946
Banpu PCL, NVDR(b)	6,496,300	2,629,825

Security	Shares	Value

Thailand (continued)
Berli Jucker PCL, NVDR(b)	1,346,400	$1,394,159
BTS Group Holdings PCL, NVDR	11,149,400	2,884,182
Bumrungrad Hospital PCL, NVDR	564,700	2,063,382
Central Pattana PCL, NVDR	2,174,800	3,115,676
Central Retail Corp. PCL, NVDR	1,855,974	1,752,258
CH Karnchang PCL, NVDR	1,340,400	746,903
Charoen Pokphand Foods PCL, NVDR(b)	3,605,700	2,851,323
CK Power PCL, NVDR	5,436,700	977,918
CP ALL PCL, NVDR	5,698,400	10,236,393
Delta Electronics Thailand PCL, NVDR	306,300	5,456,269
Electricity Generating PCL, NVDR	478,600	2,492,573
Energy Absolute PCL, NVDR	1,806,000	3,277,096
Esso Thailand PCL, NVDR(a)(b)	4,825,500	1,071,345
Global Power Synergy PCL, NVDR	1,227,200	2,868,613
Gulf Energy Development PCL, NVDR	2,917,600	2,977,668
Hana Microelectronics PCL, NVDR(b)	1,113,600	2,585,549
Home Product Center PCL, NVDR	4,886,700	1,979,799
Indorama Ventures PCL, NVDR(b)	2,282,600	2,521,087
Intouch Holdings PCL, NVDR	2,452,100	4,813,323
IRPC PCL, NVDR	16,576,400	1,774,856
Jasmine International PCL, NVDR(b)	18,588,000	1,674,398
KCE Electronics PCL, NVDR	1,216,500	2,909,514
Kiatnakin Phatra Bank PCL, NVDR(b)	782,400	1,213,459
Krung Thai Bank PCL, NVDR	4,239,900	1,301,794
Land & Houses PCL, NVDR	5,765,200	1,368,572
MBK PCL, NVDR(a)(b)	1,421,500	545,259
Minor International PCL, NVDR(a)	3,182,900	2,878,958
Muangthai Capital PCL, NVDR	1,075,600	1,958,794
Osotspa PCL, NVDR(b)	2,208,000	2,369,768
PTT Exploration & Production PCL, NVDR	1,477,261	4,626,650
PTT Global Chemical PCL, NVDR	2,349,500	4,059,483
PTT PCL, NVDR	9,587,300	10,138,555
Siam Cement PCL (The), NVDR	732,000	9,229,182
Siam Commercial Bank PCL (The), NVDR	832,700	2,369,690
Sino-Thai Engineering & Construction PCL, NVDR(b)	1,339,800	497,969
Sri Trang Agro-Industry PCL, NVDR	1,306,700	1,501,178
Srisawad Corp. PCL, NVDR(b)	1,121,310	2,184,813
Thai Oil PCL, NVDR	1,506,400	2,016,320
Thai Union Group PCL, NVDR	3,571,300	2,413,600
Thanachart Capital PCL, NVDR(b)	905,900	895,520
TPI Polene PCL, NVDR(b)	9,435,200	479,609
True Corp. PCL, NVDR(b)	19,397,645	1,901,069
TTW PCL, NVDR(b)	7,060,000	2,491,702
WHA Corp. PCL, NVDR(b)	17,087,000	1,591,392

		155,272,389

Turkey — 0.1%
Akbank TAS	2,362,210	1,475,506
Anadolu Efes Biracilik Ve Malt Sanayii AS	244,610	645,055
Aselsan Elektronik Sanayi Ve Ticaret AS	999,584	1,839,965
BIM Birlesik Magazalar AS	450,314	3,388,311
Coca-Cola Icecek AS	102,514	1,030,990
Eregli Demir ve Celik Fabrikalari TAS	1,368,736	3,251,559
Ford Otomotiv Sanayi AS	118,040	2,417,413
Haci Omer Sabanci Holding AS	1,287,027	1,446,740
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(a)	1,482,875	1,381,506
KOC Holding AS	625,868	1,527,160
Koza Altin Isletmeleri AS(a)(b)	69,741	863,194
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	437,012	703,556

120	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Turkey (continued)
Pegasus Hava Tasimaciligi AS(a)(b)	80,888	$678,227
Petkim Petrokimya Holding AS(a)	2,203,872	1,484,447
Sok Marketler Ticaret AS	310,738	422,556
TAV Havalimanlari Holding AS(a)	265,219	709,815
Tekfen Holding AS	238,089	401,790
Turk Hava Yollari AO(a)(b)	829,435	1,251,936
Turkcell Iletisim Hizmetleri AS	1,094,422	2,001,922
Turkiye Garanti Bankasi AS	1,854,368	1,875,055
Turkiye Is Bankasi AS, Class C	1,716,996	1,074,519
Turkiye Petrol Rafinerileri AS(a)(b)	149,489	1,664,835
Turkiye Sise ve Cam Fabrikalari AS	1,709,610	1,539,988
Ulker Biskuvi Sanayi AS	338,089	800,317
Yapi ve Kredi Bankasi AS(b)	3,696,932	1,048,619

		34,924,981

United Arab Emirates — 0.2%
Abu Dhabi Commercial Bank PJSC	2,925,391	5,590,908
Abu Dhabi Islamic Bank PJSC	1,720,078	2,587,773
Abu Dhabi National Oil Co. for
Distribution PJSC	2,362,259	2,803,983
Aldar Properties PJSC	4,381,468	4,728,983
Aramex PJSC	773,435	748,552
Dubai Investments PJSC	2,688,227	1,244,611
Dubai Islamic Bank PJSC	2,210,952	2,906,850
Emaar Properties PJSC	3,807,549	4,115,753
Emirates NBD Bank PJSC	2,220,319	8,099,935
Emirates Telecommunications Group Co. PJSC	1,888,747	11,723,842
First Abu Dhabi Bank PJSC	4,131,960	18,650,993

		63,202,183

United Kingdom — 8.4%
3i Group PLC	963,550	17,125,365
888 Holdings PLC	384,235	1,984,241
Abcam PLC(a)	193,271	3,648,224
Abrdn PLC	2,097,181	8,273,240
Admiral Group PLC	183,600	8,672,994
AG Barr PLC(a)	142,883	1,141,993
Aggreko PLC	245,832	2,969,431
Airtel Africa PLC(c)	1,091,633	1,349,242
AJ Bell PLC	301,908	1,765,058
Anglo American PLC	1,178,667	52,231,405
Antofagasta PLC	389,176	8,080,554
Ascential PLC(a)	432,182	2,598,786
Ashmore Group PLC	363,340	1,918,786
Ashtead Group PLC	441,340	33,025,224
ASOS PLC(a)	72,771	3,847,907
Associated British Foods PLC	341,967	9,509,034
Assura PLC	2,101,118	2,280,721
Aston Martin Lagonda Global Holdings PLC(a)(b)(c)	74,012	2,006,248
AstraZeneca PLC	1,461,833	167,979,043
Auto Trader Group PLC(a)(c)	910,000	8,244,745
Avast PLC(c)	631,876	5,092,150
AVEVA Group PLC	115,953	6,326,640
Aviva PLC	3,671,089	19,716,091
Avon Protection PLC	57,251	2,161,364
B&M European Value Retail SA	883,587	6,788,456
Babcock International Group PLC(a)	253,377	900,537
BAE Systems PLC	3,029,147	24,286,313
Balfour Beatty PLC	670,868	2,825,207
Bank of Georgia Group PLC(a)	42,089	877,556

Security	Shares	Value

United Kingdom (continued)
Barclays PLC	16,396,963	$39,665,560
Barratt Developments PLC	993,075	9,704,985
Beazley PLC(a)	535,632	2,921,532
Bellway PLC	123,133	5,621,924
Berkeley Group Holdings PLC	122,352	8,237,711
Big Yellow Group PLC	187,493	3,784,136
Blue Prism Group PLC(a)	110,640	1,299,415
Bodycote PLC	196,420	2,463,250
boohoo Group PLC(a)	974,928	3,532,069
BP PLC	19,084,996	76,607,653
Breedon Group PLC(a)	1,436,721	2,152,813
Brewin Dolphin Holdings PLC	479,820	2,391,590
British American Tobacco PLC	2,057,077	76,507,613
British Land Co. PLC (The)	852,434	6,035,176
Britvic PLC	250,168	3,388,665
BT Group PLC(a)	8,298,787	19,989,581
Bunzl PLC	318,142	11,786,281
Burberry Group PLC	383,313	10,994,761
Burford Capital Ltd.	203,485	2,225,127
Cairn Energy PLC	672,747	1,192,846
Capita PLC(a)	1,821,270	892,246
Capital & Counties Properties PLC(a)	768,458	1,822,489
Carnival PLC(a)	150,849	2,985,872
Centamin PLC	1,332,325	1,983,013
Centrica PLC(a)	5,305,210	3,347,738
Cineworld Group PLC(a)(b)	1,405,529	1,239,806
Clinigen Group PLC	162,067	1,350,513
Close Brothers Group PLC	143,502	3,077,790
Coats Group PLC	1,682,174	1,639,095
Coca-Cola Europacific Partners PLC	199,017	12,350,995
Compass Group PLC(a)	1,663,409	35,147,638
Computacenter PLC	82,534	3,119,947
ConvaTec Group PLC(c)	1,456,148	4,794,967
Countryside Properties PLC(a)(c)	479,270	3,502,464
Craneware PLC	20,897	643,388
Cranswick PLC	47,755	2,683,237
Crest Nicholson Holdings PLC(a)	351,734	2,028,001
Croda International PLC	128,588	15,052,672
CVS Group PLC(a)	92,273	3,081,317
DCC PLC	86,756	7,263,502
Dechra Pharmaceuticals PLC	107,435	7,421,937
Derwent London PLC	100,337	5,059,224
Diageo PLC	2,208,692	109,520,768
Dialog Semiconductor PLC(a)	75,847	5,833,879
Diploma PLC	127,861	5,252,446
Direct Line Insurance Group PLC	1,266,048	5,233,498
Diversified Energy Co. PLC	862,032	1,261,841
Dixons Carphone PLC(a)	1,137,847	2,040,991
Domino’s Pizza Group PLC	467,233	2,719,915
Dr. Martens PLC(a)	423,765	2,550,516
Draper Esprit PLC(a)	128,863	1,794,779
Drax Group PLC	414,622	2,322,590
DS Smith PLC	1,344,196	7,896,329
Dunelm Group PLC	124,689	2,297,437
easyJet PLC(a)	157,460	1,847,618
Electrocomponents PLC	435,150	6,147,680
Elementis PLC(a)	826,890	1,639,013
Endeavour Mining PLC(b)	129,456	3,082,829
Energean PLC(a)(b)	156,123	1,406,232
Entain PLC(a)	568,274	14,329,761

S C H E D U L E O F I N V E S T M E N T S	121

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Equiniti Group PLC(a)(c)	411,502	$1,023,859
Essentra PLC	326,411	1,286,048
Euromoney Institutional Investor PLC	108,030	1,526,765
Evraz PLC	490,639	4,191,957
Experian PLC	871,780	38,380,815
FD Technologies PLC(a)	21,705	705,977
Ferguson PLC	216,033	30,285,472
Ferrexpo PLC	339,876	2,271,772
Fevertree Drinks PLC	104,136	3,460,952
Firstgroup PLC(a)	1,539,277	1,765,916
Frasers Group PLC(a)	288,962	2,421,135
Future PLC	136,000	6,521,884
Games Workshop Group PLC	35,411	5,596,464
Gamesys Group PLC	94,290	2,414,299
Gamma Communications PLC	76,338	2,197,531
GB Group PLC	205,111	2,480,409
Genuit Group PLC	303,178	2,691,453
Genus PLC	71,715	5,495,198
GlaxoSmithKline PLC	4,756,888	93,919,194
Go-Ahead Group PLC (The)(a)	60,878	869,898
Grainger PLC	744,699	3,131,960
Great Portland Estates PLC	271,137	2,869,595
Greatland Gold PLC(a)(b)	4,955,796	1,239,941
Greggs PLC(a)	99,137	3,798,709
Halfords Group PLC(a)	285,636	1,412,648
Halma PLC	384,686	15,441,674
Hammerson PLC	3,762,578	1,930,200
Hargreaves Lansdown PLC	305,880	6,937,590
Hays PLC(a)	1,396,145	2,872,151
Helical PLC	280,869	1,773,558
Hikma Pharmaceuticals PLC	162,910	5,990,436
Hill & Smith Holdings PLC	95,925	2,165,374
Hiscox Ltd.(a)	316,083	3,838,272
Hochschild Mining PLC	351,406	752,855
HomeServe PLC	278,732	3,622,543
Howden Joinery Group PLC	606,294	7,555,376
HSBC Holdings PLC	19,250,973	106,269,104
Hunting PLC	216,219	630,498
Ibstock PLC(c)	479,061	1,423,450
IG Group Holdings PLC	349,189	4,325,977
IMI PLC	252,510	6,177,631
Imperial Brands PLC	893,490	19,129,889
Inchcape PLC	388,428	4,588,011
Indivior PLC(a)	903,804	2,072,876
Informa PLC(a)	1,440,064	9,895,138
IntegraFin Holdings PLC	289,954	2,138,231
InterContinental Hotels Group PLC(a)	169,098	11,167,846
Intermediate Capital Group PLC	289,581	8,726,671
Intertek Group PLC	152,814	10,948,503
Investec PLC	651,233	2,474,108
IP Group PLC	1,372,902	2,196,724
IQE PLC(a)(b)	891,220	591,525
ITM Power PLC(a)(b)	450,794	2,567,404
ITV PLC(a)	3,496,233	5,436,471
IWG PLC(a)	755,753	3,292,649
J D Wetherspoon PLC(a)	88,904	1,402,595
J Sainsbury PLC	1,669,466	6,574,070
JD Sports Fashion PLC	485,289	6,046,793
JET2 PLC(a)	151,517	2,608,786
John Laing Group PLC(c)	371,801	2,070,541

Security	Shares	Value

United Kingdom (continued)
John Wood Group PLC(a)	722,668	$2,189,085
Johnson Matthey PLC	183,481	7,584,057
Jupiter Fund Management PLC	464,690	1,746,421
Just Group PLC(a)	1,334,346	1,849,421
Kainos Group PLC	93,863	2,253,211
Keller Group PLC	102,540	1,255,695
Keywords Studios PLC(a)	71,094	2,897,424
Kingfisher PLC	2,029,279	10,423,244
Lancashire Holdings Ltd.	219,950	1,946,517
Land Securities Group PLC	648,232	6,380,144
Learning Technologies Group PLC	613,063	1,828,731
Legal & General Group PLC	5,737,368	20,783,429
Liontrust Asset Management PLC	109,162	3,175,112
Lloyds Banking Group PLC	65,857,398	41,639,454
London Stock Exchange Group PLC	302,309	31,522,150
LondonMetric Property PLC	780,834	2,697,526
M&G PLC	2,471,640	7,739,301
Man Group PLC	1,347,601	3,707,933
Marks & Spencer Group PLC(a)	1,749,659	3,293,785
Marshalls PLC	218,504	2,216,472
Marston’s PLC(a)	922,343	1,074,364
Mediclinic International PLC(a)	444,902	1,722,188
Meggitt PLC(a)	761,127	4,960,467
Melrose Industries PLC	4,662,945	10,362,327
Micro Focus International PLC	294,688	1,641,921
Mitchells & Butlers PLC(a)	347,802	1,348,039
Mitie Group PLC(a)	1,571,977	1,385,321
Mondi PLC	451,968	12,530,246
Moneysupermarket.com Group PLC	500,799	1,767,484
Morgan Advanced Materials PLC	405,734	2,171,287
National Express Group PLC(a)	532,053	2,011,587
National Grid PLC	3,316,311	42,402,738
Natwest Group PLC	4,548,865	12,767,373
NCC Group PLC	375,278	1,640,548
Network International Holdings PLC(a)(c)	480,350	2,274,566
Next PLC(a)	129,424	14,177,564
Ninety One PLC	381,291	1,206,268
NMC Health PLC(a)(e)	74,553	1
Ocado Group PLC(a)	458,643	11,818,094
On the Beach Group PLC(a)(c)	210,755	952,086
OSB Group PLC	485,454	3,265,942
Oxford Biomedica PLC(a)	99,550	1,843,150
Pagegroup PLC(a)	339,172	2,899,414
Paragon Banking Group PLC	357,510	2,745,589
Pearson PLC	710,385	8,560,471
Penno Group PLC	269,495	4,782,057
Persimmon PLC	311,614	12,569,765
Petrofac Ltd.(a)(b)	366,416	525,741
Pets at Home Group PLC	522,438	3,394,188
Phoenix Group Holdings PLC	550,891	5,191,505
Playtech PLC(a)	312,711	1,608,274
Plus500 Ltd.	105,769	2,058,401
Premier Foods PLC	1,006,119	1,557,936
Primary Health Properties PLC	915,574	2,082,830
Provident Financial PLC(a)	412,302	1,623,004
Prudential PLC	2,469,088	46,366,577
QinetiQ Group PLC	609,347	2,785,871
Quilter PLC(c)	1,727,664	3,851,208
Rathbone Brothers PLC	63,865	1,663,923
Reckitt Benckiser Group PLC	671,585	51,376,032

122	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Redde Northgate PLC	384,483	$2,260,350
Redrow PLC	273,894	2,447,103
RELX PLC	1,812,215	53,268,766
Renishaw PLC	39,364	2,800,095
Rentokil Initial PLC	1,808,355	14,245,287
Restaurant Group PLC (The)(a)	944,274	1,506,798
Restore PLC(a)	177,278	1,168,015
Rightmove PLC	852,439	8,315,079
Rolls-Royce Holdings PLC(a)	7,946,355	10,974,871
Rotork PLC	819,155	4,107,835
Royal Mail PLC	847,037	5,934,656
RWS Holdings PLC	232,513	1,830,890
S4 Capital PLC(a)	360,454	3,477,158
Sabre Insurance Group PLC(c)	275,294	887,178
Safestore Holdings PLC	214,290	3,145,436
Sage Group PLC (The)	1,022,478	9,966,491
Sanne Group PLC	155,717	1,826,811
Savills PLC	176,205	2,814,214
Schroders PLC	111,732	5,674,214
Segro PLC	1,148,371	19,412,337
Senior PLC(a)	546,317	1,230,197
Serco Group PLC	1,171,394	2,302,888
Severn Trent PLC	226,934	8,821,281
Shaftesbury PLC(b)	203,088	1,664,735
Smart Metering Systems PLC	112,117	1,407,260
Smith & Nephew PLC	848,664	17,318,498
Smiths Group PLC	377,874	8,164,486
Softcat PLC	125,426	3,370,036
SolGold PLC(a)(b)	1,216,108	464,012
Spectris PLC	110,631	5,491,322
Spirax-Sarco Engineering PLC	71,638	14,925,685
Spire Healthcare Group PLC(a)(c)	391,675	1,207,601
Spirent Communications PLC	581,888	2,064,121
SSE PLC	985,723	19,763,238
SSP Group PLC(a)	735,119	2,665,812
St. James’s Place PLC	500,076	11,017,666
St. Modwen Properties PLC	385,780	2,997,551
Stagecoach Group PLC(a)	559,227	580,274
Standard Chartered PLC	2,469,867	14,806,372
Synthomer PLC	452,155	3,325,722
Tate & Lyle PLC	459,991	4,718,968
Taylor Wimpey PLC	3,395,350	7,762,675
TBC Bank Group PLC(a)	39,089	659,612
Team17 Group PLC(a)	125,823	1,521,192
Telecom Plus PLC	63,961	912,174
Tesco PLC	7,196,147	23,296,824
TP ICAP Group PLC	761,129	2,069,812
Trainline PLC(a)(c)	488,813	2,299,261
Travis Perkins PLC(a)	218,886	5,177,104
Tritax Big Box REIT PLC	1,220,333	3,570,156
Ultra Electronics Holdings PLC	74,008	3,258,841
Unilever PLC	2,474,511	142,412,001
UNITE Group PLC (The)	319,065	5,133,520
United Utilities Group PLC	644,758	9,600,117
Vectura Group PLC	874,836	1,845,923
Vesuvius PLC	275,074	2,040,465
Victoria PLC(a)	138,959	2,028,108
Victrex PLC	80,047	2,951,948
Virgin Money UK PLC(a)	1,268,469	3,521,966
Vistry Group PLC	223,996	3,712,904

Security	Shares	Value

United Kingdom (continued)
Vodafone Group PLC	25,287,220	$40,660,627
Weir Group PLC (The)(a)	244,317	5,883,267
WH Smith PLC(a)	124,208	2,801,364
Whitbread PLC(a)	191,972	8,113,842
Wickes Group PLC(a)	245,194	853,413
Wm Morrison Supermarkets PLC	2,227,973	8,287,263
Workspace Group PLC	183,834	2,206,497
WPP PLC	1,168,031	15,106,181

		2,531,544,412

Total Common Stocks — 98.7% (Cost: $23,066,594,832)		29,671,403,614

Preferred Stocks

Brazil — 0.4%
Alpargatas SA, Preference Shares, NVS	229,988	2,272,391
Azul SA, Preference Shares, NVS	320,710	2,395,357
Banco Bradesco SA, Preference Shares, NVS	4,555,481	21,210,659
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	157,100	372,220
Bradespar SA, Preference Shares, NVS	224,258	3,184,586
Braskem SA, Class A, Preference Shares, NVS	181,457	2,012,027
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	227,646	1,772,389
Cia. Energetica de Minas Gerais, Preference Shares, NVS	1,015,299	2,327,591
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	257,162	1,151,446
Cia. Paranaense de Energia, Preference Shares, NVS	1,186,258	1,393,923
Gerdau SA, Preference Shares, NVS	1,051,931	6,220,799
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS	317,577	1,256,099
Itau Unibanco Holding SA, Preference Shares, NVS	4,359,698	25,363,385
Itausa SA, Preference Shares, NVS	4,172,532	8,948,722
Lojas Americanas SA, Preference Shares, NVS	744,219	1,013,107
Marcopolo SA, Preference Shares, NVS	533,000	308,036
Metalurgica Gerdau SA, Preference Shares, NVS	1,114,345	3,048,897
Petroleo Brasileiro SA, Preference Shares, NVS	4,565,698	23,590,060
Randon SA Implementos e Participacoes, Preference Shares, NVS	338,869	883,568

		108,725,262

Chile — 0.0%
Embotelladora Andina SA, Class B,
Preference Shares	405,420	969,629
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	140,757	6,723,603

		7,693,232

Colombia — 0.0%
Bancolombia SA, Preference Shares, NVS	457,961	3,282,959

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares, NVS	55,449	4,759,407
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	10,269	944,074
Fuchs Petrolub SE, Preference Shares, NVS	70,347	3,505,286

S C H E D U L E O F I N V E S T M E N T S	123

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF (Percentages shown are based on Net Assets)

Security	Shares/ Par		Value

Germany (continued)
Henkel AG & Co. KGaA, Preference Shares, NVS		172,601	$17,499,080
Jungheinrich AG, Preference Shares, NVS		53,970	2,968,988
Porsche Automobil Holding SE, Preference Shares, NVS		149,860	16,219,520
Sartorius AG, Preference Shares, NVS		25,711	15,552,909
Volkswagen AG, Preference Shares, NVS		174,196	42,429,002

			103,878,266

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS		6,544,880	3,051,407

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS		7,090,200	3,701,084

South Korea — 0.2%
Hyundai Motor Co.
Preference Shares, NVS		21,464	1,983,304
Series 2, Preference Shares, NVS		34,325	3,114,355
LG Chem Ltd., Preference Shares, NVS		6,547	2,183,852
LG Household & Health Care Ltd., Preference Shares, NVS		1,413	826,448
Samsung Electronics Co. Ltd., Preference Shares, NVS		807,414	50,686,109

			58,794,068

Total Preferred Stocks — 1.0% (Cost: $239,700,878)			289,126,278

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 07/22/22)		3,830,015	1

Total Warrants — 0.0% (Cost: $0)			1

Corporate Bonds & Notes

India — 0.0%
Britannia Industries Ltd., Series N3, 5.50%, 06/03/24	INR	2,935,090	39,567

Total Corporate Bonds & Notes — 0.0% (Cost: $40,332)			39,567

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(h)(i)(j)	312,022,038	$312,178,049
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(h)(i)	1,980,000	1,980,000

		314,158,049

Total Short-Term Investments — 1.0% (Cost: $314,025,721)		314,158,049

Total Investments in Securities — 100.7% (Cost: $23,620,361,763)		30,274,727,509

Other Assets, Less Liabilities — (0.7)%		(208,932,668)

Net Assets — 100.0%		$30,065,794,841

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rounds to less than $1.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $160,027, representing less than 0.05% of its net assets as of period end, and an original cost of $2,622,905.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period-end.
(j)	All or a portion of this security was purchased with cash collateral received from loaned securities.

124	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$341,849,697	$—	$(29,453,358	)(a)	$(65,204)	$(153,086)	$312,178,049	312,022,038	$7,138,741	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	38,720,000	—	(36,740,000	)(a)	—	—	1,980,000	1,980,000	22,513		—

					$(65,204)	$(153,086)	$314,158,049		$7,161,254		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	561	09/17/21	$65,059	$233,151
MSCI Emerging Markets E-Mini Index	440	09/17/21	28,110	(882,489)

				$(649,338)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$233,151

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$882,489

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$29,178,994

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(3,612,250)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$107,686,807

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	125

Consolidated Schedule of Investments (continued) July 31, 2021	iShares® Core MSCI Total International Stock ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,367,457,777	$25,302,282,661	$1,663,176	$29,671,403,614
Preferred Stocks	120,645,527	168,480,751	—	289,126,278
Warrants	—	1	—	1
Corporate Bonds & Notes	—	39,567	—	39,567
Money Market Funds	314,158,049	—	—	314,158,049

	$4,802,261,353	$25,470,802,980	$1,663,176	$30,274,727,509

Derivative financial instruments(a)
Assets
Futures Contracts	$233,151	$—	$—	$233,151
Liabilities
Futures Contracts	(882,489)	—	—	(882,489)

	$(649,338)	$—	$—	$(649,338)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

126	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2021

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Pacific ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$98,666,876,806	$5,264,707,801	$6,135,138,392	$1,116,581,009
Affiliated(c)	667,524,345	27,002,834	35,552,882	6,809,334
Cash	4,508	6,554	6,152	4,973
Foreign currency, at value(d)	140,191,827	6,897,125	9,207,798	1,995,788
Foreign currency collateral pledged:
Futures contracts(e)	26,272,560	1,651,032	989,725	167,118
Receivables:
Investments sold	20,926,968	—	1,379,406	788,071
Securities lending income — Affiliated	1,375,449	62,410	62,403	14,757
Capital shares sold	23,844,355	—	107,736	—
Dividends	82,699,630	3,330,841	5,254,738	1,238,297
Tax reclaims	138,199,895	10,383,445	5,936,996	—

Total assets	99,767,916,343	5,314,042,042	6,193,636,228	1,127,599,347

LIABILITIES
Collateral on securities loaned, at value	641,167,755	26,346,678	34,868,839	6,729,538
Deferred foreign capital gain tax	153,941	—	7,809	—
Payables:
Investments purchased	23,844,355	—	107,736	1,105,208
Variation margin on futures contracts	1,106,455	121,957	33,715	10,680
Investment advisory fees	5,777,347	398,909	256,068	86,444
Professional fees	3,321,160	391	—	—

Total liabilities	675,371,013	26,867,935	35,274,167	7,931,870

NET ASSETS	$99,092,545,330	$5,287,174,107	$6,158,362,061	$1,119,667,477

NET ASSETS CONSIST OF:
Paid-in capital	$83,730,388,530	$4,802,990,283	$5,163,141,389	$946,232,127
Accumulated earnings	15,362,156,800	484,183,824	995,220,672	173,435,350

NET ASSETS	$99,092,545,330	$5,287,174,107	$6,158,362,061	$1,119,667,477

Shares outstanding	1,314,200,000	90,800,000	90,750,000	17,000,000

Net asset value	$75.40	$58.23	$67.86	$65.86

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$599,600,601	$21,128,670	$32,919,075	$6,383,632

(b) Investments, at cost — Unaffiliated	$82,029,616,354	$4,689,448,030	$5,018,840,596	$922,735,321

(c) Investments, at cost — Affiliated	$667,252,913	$26,993,859	$35,545,385	$6,808,412

(d) Foreign currency, at cost	$138,750,347	$6,813,155	$9,189,970	$1,984,782

(e) Foreign currency collateral pledged, at cost	$27,589,753	$1,725,680	$1,001,411	$174,075

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	127

Statements of Assets and Liabilities  (continued)

July 31, 2021

iShares Core MSCI Total International Stock ETF (Consolidated)

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$29,960,569,460
Affiliated(c)	314,158,049
Cash	1,085,739
Foreign currency, at value(d)	58,320,524
Cash pledged:
Futures contracts	4,360,000
Receivables:
Investments sold	59,118,314
Securities lending income — Affiliated	641,681
Capital shares sold	97,212,559
Dividends	44,349,329
Interest	332
Tax reclaims	23,071,543

Total assets	30,562,887,530

LIABILITIES
Collateral on securities loaned, at value	312,188,965
Deferred foreign capital gain tax	29,504,176
Payables:
Investments purchased	152,607,505
Variation margin on futures contracts	518,723
Investment advisory fees	2,259,445
Professional fees	6,057
Foreign taxes	7,818

Total liabilities	497,092,689

NET ASSETS	$30,065,794,841

NET ASSETS CONSIST OF:
Paid-in capital	$24,332,783,046
Accumulated earnings	5,733,011,795

NET ASSETS	$30,065,794,841

Shares outstanding	416,300,000

Net asset value	$72.22

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$292,187,291
(b) Investments, at cost — Unaffiliated	$23,306,336,042
(c) Investments, at cost — Affiliated	$314,025,721
(d) Foreign currency, at cost	$58,282,008

See notes to financial statements.

128	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2021

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Pacific ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,203,421,788	$108,769,238	$124,313,123	$27,094,519
Dividends — Affiliated	6,067	397	512	85
Non-cash dividends — Unaffiliated	116,784,260	5,687,611	6,965,020	—
Securities lending income — Affiliated — net	18,113,895	907,452	833,130	182,664
Other income — Unaffiliated	4,751,604	2,171	—	—
Foreign taxes withheld	(195,842,561)	(11,810,439)	(12,058,046)	(1,847,514)
Foreign withholding tax claims	60,786,570	2,211	—	—

Total investment income	2,208,021,623	103,558,641	120,053,739	25,429,754

EXPENSES
Investment advisory fees	58,925,237	3,649,211	2,301,931	984,183
Professional fees	6,559,689	1,175	—	—
Miscellaneous	173	173	173	173

Total expenses	65,485,099	3,650,559	2,302,104	984,356

Net investment income	2,142,536,524	99,908,082	117,751,635	24,445,398

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(103,168,075)	(18,039,764)	(20,426,443)	5,818,241
Investments — Affiliated	(88,766)	(3,832)	(11,693)	(3,837)
In-kind redemptions — Unaffiliated	—	172,855,232	58,145,367	23,000,175
Futures contracts	118,337,170	4,784,433	3,999,443	1,463,327
Foreign currency transactions	8,172,616	515,844	18,077	(61,468)

Net realized gain	23,252,945	160,111,913	41,724,751	30,216,438

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(a)	20,172,723,315	880,645,002	1,016,266,705	195,475,540
Investments — Affiliated	(458,657)	(20,982)	(9,208)	(1,099)
Futures contracts	5,511,393	405,955	270,521	69,563
Foreign currency translations	(9,397,580)	(718,547)	(257,728)	(29,304)

Net change in unrealized appreciation (depreciation)	20,168,378,471	880,311,428	1,016,270,290	195,514,700

Net realized and unrealized gain	20,191,631,416	1,040,423,341	1,057,995,041	225,731,138

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,334,167,940	$1,140,331,423	$1,175,746,676	$250,176,536

(a) Net of increase in deferred foreign capital gain tax of	$(152,380)	$—	$(7,809)	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	129

Statements of Operations  (continued)

Year Ended July 31, 2021

iShares Core MSCI Total International Stock ETF (Consolidated)

INVESTMENT INCOME
Dividends — Unaffiliated	$641,960,836
Dividends — Affiliated	22,513
Non-cash dividends — Unaffiliated	35,120,103
Securities lending income — Affiliated — net	7,138,741
Other income — Unaffiliated	1,563
Foreign taxes withheld	(64,916,040)
Foreign withholding tax claims	51,659

Total investment income	619,379,375

EXPENSES
Investment advisory fees	22,873,670
Commitment fees	25,558
Professional fees	5,322
Miscellaneous	173
Mauritius income taxes	43,243
Interest expense	4,931

Total expenses	22,952,897

Net investment income	596,426,478

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(286,297,750)
Investments — Affiliated	(65,204)
Futures contracts	29,178,994
Foreign currency transactions	(576,554)

Net realized loss	(257,760,514)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	5,879,365,892
Investments — Affiliated	(153,086)
Futures contracts	(3,612,250)
Foreign currency translations	(597,106)

Net change in unrealized appreciation (depreciation)	5,875,003,450

Net realized and unrealized gain	5,617,242,936

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,213,669,414

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$31,531
(b) Net of increase in deferred foreign capital gain tax of	$(27,348,802)

See notes to financial statements.

130	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Core MSCI EAFE ETF		iShares Core MSCI Europe ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,142,536,524	$1,711,290,172	$99,908,082	$85,484,451
Net realized gain (loss)	23,252,945	190,549,742	160,111,913	(30,774,718)
Net change in unrealized appreciation (depreciation)	20,168,378,471	(3,498,509,045)	880,311,428	(196,308,989)

Net increase (decrease) in net assets resulting from operations	22,334,167,940	(1,596,669,131)	1,140,331,423	(141,599,256)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,112,293,637)	(1,764,989,830)	(108,662,581)	(78,913,185)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	12,658,391,232	4,724,444,154	791,892,351	466,592,718

NET ASSETS
Total increase in net assets	32,880,265,535	1,362,785,193	1,823,561,193	246,080,277
Beginning of year	66,212,279,795	64,849,494,602	3,463,612,914	3,217,532,637

End of year	$99,092,545,330	$66,212,279,795	$5,287,174,107	$3,463,612,914

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	131

Statements of Changes in Net Assets  (continued)

	iShares Core MSCI International Developed Markets ETF		iShares Core MSCI Pacific ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$117,751,635	$57,886,468	$24,445,398	$26,867,046
Net realized gain (loss)	41,724,751	(56,054,348)	30,216,438	11,861,597
Net change in unrealized appreciation (depreciation)	1,016,270,290	105,348,636	195,514,700	(65,469,833)

Net increase (decrease) in net assets resulting from operations	1,175,746,676	107,180,756	250,176,536	(26,741,190)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(120,120,942)	(56,516,718)	(22,758,279)	(31,980,275)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,258,137,893	1,368,281,628	(12,442,609)	(70,795,053)

NET ASSETS
Total increase (decrease) in net assets	3,313,763,627	1,418,945,666	214,975,648	(129,516,518)
Beginning of year	2,844,598,434	1,425,652,768	904,691,829	1,034,208,347

End of year	$6,158,362,061	$2,844,598,434	$1,119,667,477	$904,691,829

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

132	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets   (continued)

	iShares Core MSCI Total International Stock ETF (Consolidated)

	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$596,426,478	$471,156,005
Net realized loss	(257,760,514)	(210,508,726)
Net change in unrealized appreciation (depreciation)	5,875,003,450	148,785,719

Net increase in net assets resulting from operations	6,213,669,414	409,432,998

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(597,352,014)	(469,420,157)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,903,165,094	4,148,747,536

NET ASSETS
Total increase in net assets	10,519,482,494	4,088,760,377
Beginning of year	19,546,312,347	15,457,551,970

End of year	$30,065,794,841	$19,546,312,347

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	133

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core MSCI EAFE ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$58.48	$60.80	$64.89	$62.42	$54.16

Net investment income(a)	1.76	1.52	2.00	2.05	1.76
Net realized and unrealized gain (loss)(b)	16.86	(2.26)	(4.14)	2.30	8.06

Net increase (decrease) from investment operations	18.62	(0.74)	(2.14)	4.35	9.82

Distributions(c)
From net investment income	(1.70)	(1.58)	(1.95)	(1.88)	(1.56)

Total distributions	(1.70)	(1.58)	(1.95)	(1.88)	(1.56)

Net asset value, end of year	$75.40	$58.48	$60.80	$64.89	$62.42

Total Return
Based on net asset value	31.95%	(1.30)%	(3.13)%	7.02%	18.36%

Ratios to Average Net Assets
Total expenses	0.08%	0.07%	0.08%	0.08%	0.09%

Total expenses after fees waived	0.08%	0.07%	0.08%	0.08%	0.09%

Total expenses excluding professional fees for foreign withholding tax claims	0.07%	N/A	0.08%	N/A	0.09%

Net investment income	2.55%	2.57%	3.31%	3.14%	3.07	%(d)

Supplemental Data
Net assets, end of year (000)	$99,092,545	$66,212,280	$64,849,495	$58,774,894	$33,131,929

Portfolio turnover rate(e)	2%	2%	3%	2%	2%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Ratio of net investment income to average net assets by 0.01%.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

134	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI Europe ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$44.41	$45.70	$49.27	$48.02	$40.87

Net investment income(a)	1.28	1.09	1.64	1.54	1.58
Net realized and unrealized gain (loss)(b)	13.91	(1.39)	(3.65)	1.47	6.71

Net increase (decrease) from investment operations	15.19	(0.30)	(2.01)	3.01	8.29

Distributions(c)
From net investment income	(1.37)	(0.99)	(1.56)	(1.76)	(1.14)

Total distributions	(1.37)	(0.99)	(1.56)	(1.76)	(1.14)

Net asset value, end of year	$58.23	$44.41	$45.70	$49.27	$48.02

Total Return
Based on net asset value	34.39%	(0.66)%	(3.96)%	6.36%	20.54%

Ratios to Average Net Assets
Total expenses	0.09%	0.09%	0.10%	0.10%	0.11%

Total expenses after fees waived	0.09%	0.09%	0.10%	0.10%	0.11%

Total expenses excluding professional fees for foreign withholding tax claims	0.09%	N/A	0.10%	N/A	0.11%

Net investment income	2.46%	2.45%	3.62%	3.09%	3.60	%(d)

Supplemental Data
Net assets, end of year (000)	$5,287,174	$3,463,613	$3,217,533	$2,522,811	$2,890,840

Portfolio turnover rate(e)	3%	3%	4%	3%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended July 31, 2017:

• Ratio of net investment income to average net assets by 0.01%.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	135

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI International Developed Markets ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Period From 03/21/17(a) to 07/31/17

Net asset value, beginning of period	$52.39	$54.31	$57.40	$54.82	$50.87

Net investment income(b)	1.60	1.46	1.76	1.79	0.75
Net realized and unrealized gain (loss)(c)	15.42	(2.04)	(3.27)	2.06	3.88

Net increase (decrease) from investment operations	17.02	(0.58)	(1.51)	3.85	4.63

Distributions(d)
From net investment income	(1.55)	(1.34)	(1.58)	(1.27)	(0.68)

Total distributions	(1.55)	(1.34)	(1.58)	(1.27)	(0.68)

Net asset value, end of period	$67.86	$52.39	$54.31	$57.40	$54.82

Total Return
Based on net asset value	32.63%	(1.14)%	(2.48)%	7.07%	9.14	%(e)

Ratios to Average Net Assets
Total expenses	0.05%	0.05%	0.05%	0.07%	0.07	%(f)

Total expenses after fees waived	0.05%	0.05%	0.05%	0.03%	0.00	%(f)

Net investment income	2.56%	2.81%	3.28%	3.08%	3.90	%(f)

Supplemental Data
Net assets, end of period (000)	$6,158,362	$2,844,598	$1,425,653	$904,114	$65,788

Portfolio turnover rate(g)	7%	17%	5%	6%	2	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

136	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI Pacific ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$52.60	$55.60	$58.23	$55.49	$49.58

Net investment income(a)	1.42	1.45	1.64	1.59	1.28
Net realized and unrealized gain (loss)(b)	13.15	(2.72)	(2.67)	3.01	6.07

Net increase (decrease) from investment operations	14.57	(1.27)	(1.03)	4.60	7.35

Distributions(c)
From net investment income	(1.31)	(1.73)	(1.60)	(1.86)	(1.44)

Total distributions	(1.31)	(1.73)	(1.60)	(1.86)	(1.44)

Net asset value, end of year	$65.86	$52.60	$55.60	$58.23	$55.49

Total Return
Based on net asset value	27.70%	(2.45)%	(1.61)%	8.28%	15.09%

Ratios to Average Net Assets
Total expenses	0.09%	0.09%	0.10%	0.10%	0.11%

Total expenses after fees waived	0.09%	0.09%	0.10%	0.10%	0.11%

Net investment income	2.24%	2.67%	2.97%	2.71%	2.48%

Supplemental Data
Net assets, end of year (000)	$1,119,667	$904,692	$1,034,208	$890,946	$1,082,055

Portfolio turnover rate(d)	6%	5%	5%	5%	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	137

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core MSCI Total International Stock ETF (Consolidated)
	Year Ended 07/31/21	Year Ended 07/31/20		Year Ended 07/31/19		Year Ended 07/31/18		Year Ended 07/31/17

Net asset value, beginning of year	$56.92	$57.96		$61.36		$59.26		$50.96

Net investment income(a)	1.58	1.53		1.77		1.79		1.58
Net realized and unrealized gain (loss)(b)	15.28	(1.06)		(3.55)		1.98		8.01

Net increase (decrease) from investment operations	16.86	0.47		(1.78)		3.77		9.59

Distributions(c)
From net investment income	(1.56)	(1.51)		(1.62)		(1.67)		(1.29)

Total distributions	(1.56)	(1.51)		(1.62)		(1.67)		(1.29)

Net asset value, end of year	$72.22	$56.92		$57.96		$61.36		$59.26

Total Return
Based on net asset value	29.71%	0.77	%(d)	(2.73)%		6.39%		19.08%

Ratios to Average Net Assets
Total expenses	0.09%	0.09	%(e)	0.10	%(e)	0.11	%(e)	0.12	%(e)

Total expenses after fees waived	0.09%	0.09	%(e)	0.10	%(e)	0.11	%(e)	0.12	%(e)

Total expenses excluding professional fees for foreign withholding tax claims	0.09%	N/A		0.10%		N/A		0.12%

Net investment income	2.35%	2.72%		3.09%		2.87%		2.93%

Supplemental Data
Net assets, end of year (000)	$30,065,795	$19,546,312		$15,457,552		$10,591,357		$6,892,430

Portfolio turnover rate(f)	7%	7	%(g)	6	%(g)	2	%(g)	3	%(g)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

138	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core MSCI EAFE	Diversified
Core MSCI Europe	Diversified
Core MSCI International Developed Markets	Diversified
Core MSCI Pacific	Diversified
Core MSCI Total International Stock	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for the iShares Core MSCI Total International Stock ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The net assets of the Subsidiary as of period end were $990,914,843, which is 3.3% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statements of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2021, if any, are disclosed in the statements of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statements of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

The iShares Core MSCI Total International Stock ETF has conducted its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	139

Notes to Financial Statements  (continued)

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its consolidated statements of operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

140	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	141

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Core MSCI EAFE
Barclays Bank PLC	$1,318,340	$1,318,340		$—	$—
Barclays Capital Inc.	16,004,730	16,004,730		—	—
BNP Paribas Prime Brokerage International Ltd.	354,474	354,474		—	—
BNP Paribas Securities Corp.	7,100,649	7,100,649		—	—
BofA Securities, Inc.	120,485,120	120,485,120		—	—
Citigroup Global Markets Inc.	20,298,745	20,298,745		—	—
Credit Suisse AG	24,121,594	24,121,594		—	—
Credit Suisse Securities (USA) LLC	24,826,615	24,826,615		—	—
Deutsche Bank Securities Inc.	11,855,971	11,855,971		—	—
Goldman Sachs & Co.	102,932,912	102,932,912		—	—
HSBC Bank PLC	6,176,623	6,176,623		—	—
Jefferies LLC	120,987	120,987		—	—
JPMorgan Securities LLC	65,819,115	65,819,115		—	—
Macquarie Bank Limited	15,478,129	15,478,129		—	—
Morgan Stanley & Co. LLC	108,320,513	108,320,513		—	—
Nomura Securities International Inc.	4,960,510	4,960,510		—	—
Scotia Capital (USA) Inc.	379,479	379,479		—	—
SG Americas Securities LLC	155,494	154,535		—	(959	)(b)
State Street Bank & Trust Company	17,341,368	17,341,368		—	—
UBS AG	47,665,727	47,665,727		—	—
UBS Securities LLC	2,893	2,893		—	—
Wells Fargo Bank, National Association	1,391,513	1,391,513		—	—
Wells Fargo Securities LLC	2,489,100	2,489,100		—	—

	$599,600,601	$599,599,642		$—	$(959)

Core MSCI Europe
BofA Securities, Inc.	$5,219,068	$5,219,068		$—	$—
Citigroup Global Markets Inc.	1,593,185	1,593,185		—	—
Credit Suisse AG	966,764	966,764		—	—
Credit Suisse Securities (USA) LLC	7,649	7,649		—	—
Deutsche Bank Securities Inc.	21,957	21,957		—	—
Goldman Sachs & Co.	5,154,272	5,154,272		—	—
HSBC Bank PLC	2,059,630	2,059,630		—	—
JPMorgan Securities LLC	1,813,909	1,813,909		—	—
Macquarie Bank Limited	547,856	547,856		—	—
Morgan Stanley & Co. LLC	3,560,040	3,560,040		—	—
Nomura Securities International Inc.	6,799	6,799		—	—
Scotia Capital (USA) Inc.	15,822	15,822		—	—
UBS AG	161,719	161,719		—	—

	$21,128,670	$21,128,670		$—	$—

Core MSCI International Developed Markets
BNP Paribas Securities Corp.	$479,821	$479,821		$—	$—
BofA Securities, Inc.	1,199,396	1,199,396		—	—
Citigroup Global Markets Inc.	2,117,095	2,117,095		—	—
Credit Suisse AG	618,747	618,747		—	—
Credit Suisse Securities (USA) LLC	2,410,566	2,410,566		—	—
Goldman Sachs & Co.	4,525,727	4,525,727		—	—
HSBC Bank PLC	949,804	949,804		—	—
JPMorgan Securities LLC	7,542,025	7,542,025		—	—
Macquarie Bank Limited	1,783,521	1,783,521		—	—
Morgan Stanley & Co. LLC	6,923,120	6,923,120		—	—
Scotia Capital (USA) Inc.	74,293	74,293		—	—
SG Americas Securities LLC	688,180	688,180		—	—
State Street Bank & Trust Company	1,712,767	1,712,767		—	—
UBS AG	1,596,068	1,596,068		—	—
Wells Fargo Bank, National Association	297,945	297,945		—	—

	$32,919,075	$32,919,075		$—	$—

142	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Core MSCI Pacific
BofA Securities, Inc.	$710,958	$710,958		$—	$—
Citigroup Global Markets Inc.	362,985	362,985		—	—
Credit Suisse Securities (USA) LLC	1,010,691	1,010,691		—	—
Deutsche Bank Securities Inc.	198,851	198,851		—	—
HSBC Bank PLC	144,262	144,262		—	—
Jefferies LLC	746	746		—	—
JPMorgan Securities LLC	975,736	975,736		—	—
Macquarie Bank Limited	1,086,781	1,086,781		—	—
Morgan Stanley & Co. LLC	786,270	786,270		—	—
Nomura Securities International Inc.	210,210	210,210		—	—
State Street Bank & Trust Company	767,381	767,381		—	—
UBS AG	128,761	128,761		—	—

	$6,383,632	$6,383,632		$—	$—

Core MSCI Total International Stock
Barclays Bank PLC	$1,718,321	$1,718,321		$—	$—
Barclays Capital Inc.	6,286,496	6,286,496		—	—
BNP Paribas Prime Brokerage International Ltd.	1,972,291	1,972,291		—	—
BNP Paribas Securities Corp.	3,627,271	3,627,271		—	—
BofA Securities, Inc.	40,277,997	40,277,997		—	—
Citigroup Global Markets Inc.	25,861,537	25,861,537		—	—
Credit Suisse AG	4,072,045	4,072,045		—	—
Credit Suisse Securities (USA) LLC	7,029,354	7,029,354		—	—
Deutsche Bank Securities Inc.	3,702,983	3,702,983		—	—
Goldman Sachs & Co.	44,031,931	44,031,931		—	—
HSBC Bank PLC	13,193,004	13,193,004		—	—
JPMorgan Securities LLC	39,982,254	39,982,254		—	—
JPMorgan Securities PLC	648,859	648,859		—	—
Macquarie Bank Limited	8,432,107	8,432,107		—	—
Morgan Stanley & Co. International PLC	1,606,614	1,606,614		—	—
Morgan Stanley & Co. LLC	64,623,412	64,623,412		—	—
National Financial Services LLC	546,999	546,999		—	—
Nomura Securities International Inc.	466,367	466,367		—	—
SG Americas Securities LLC	3,344,469	3,344,469		—	—
State Street Bank & Trust Company	2,602,819	2,602,819		—	—
UBS AG	6,712,701	6,712,701		—	—
UBS Securities LLC	3,020,494	3,020,494		—	—
VIRTU AMERICAS, LLC	1,045,240	1,045,240		—	—
Wells Fargo Bank, National Association	5,734,510	5,734,510		—	—
Wells Fargo Securities LLC	1,647,216	1,647,216		—	—

	$292,187,291	$292,187,291		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities

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Notes to Financial Statements  (continued)

in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statements of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statements of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statements of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statements of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core MSCI EAFE	0.07%
Core MSCI Europe	0.09
Core MSCI International Developed Markets	0.05
Core MSCI Pacific	0.09
Core MSCI Total International Stock	0.09

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee, acquired fund fees and expenses, and any other fund expenses is a fund’s total annual operating expenses.

For the iShares Core MSCI Total International Stock ETF, BFA contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2026 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For year ended July 31, 2021, there were no fees waived by BFA pursuant to this arrangement.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements   (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statements of operations. For the year ended July 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core MSCI EAFE	$4,258,865
Core MSCI Europe	211,711
Core MSCI International Developed Markets	196,065
Core MSCI Pacific	43,244
Core MSCI Total International Stock	1,704,238

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core MSCI EAFE	$116,182,649	$224,721,066	$(15,965,535)
Core MSCI Europe	30,592,736	29,025,825	(6,210,373)
Core MSCI International Developed Markets	41,750,114	64,354,701	(6,726,534)
Core MSCI Pacific	3,069,507	5,564,182	(82,725)
Core MSCI Total International Stock	139,409,393	255,648,699	(40,409,849)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statements of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Core MSCI EAFE	$4,361,367,188	$1,960,713,214
Core MSCI Europe	241,988,427	127,477,921
Core MSCI International Developed Markets	456,962,966	325,163,131
Core MSCI Pacific	72,174,034	68,038,487
Core MSCI Total International Stock	3,125,523,419	1,628,108,345

For the year ended July 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI EAFE	$10,438,946,648	$—
Core MSCI Europe	1,386,048,182	707,902,850
Core MSCI International Developed Markets	2,281,492,705	158,957,840
Core MSCI Pacific	49,983,650	61,818,866
Core MSCI Total International Stock	3,435,064,416	—

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
Core MSCI EAFE	$32,014	$(32,014)
Core MSCI Europe	168,747,754	(168,747,754)
Core MSCI International Developed Markets	57,180,464	(57,180,464)
Core MSCI Pacific	22,678,469	(22,678,469)

The tax character of distributions was as follows:

iShares ETF	Year Ended 07/31/21	Year Ended 07/31/20
Core MSCI EAFE
Ordinary income	$2,112,293,637	$1,764,989,830

Core MSCI Europe
Ordinary income	$108,662,581	$78,913,185

Core MSCI International Developed Markets
Ordinary income	$120,120,942	$56,516,718

Core MSCI Pacific
Ordinary income	$22,758,279	$31,980,275

Core MSCI Total International Stock
Ordinary income	$597,352,014	$469,420,157

As of July 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Core MSCI EAFE	$639,036,570	$(1,116,468,896)	$15,839,589,126		$15,362,156,800
Core MSCI Europe	25,554,306	(89,432,193)	548,061,711		484,183,824
Core MSCI International Developed Markets	38,948,206	(116,018,277)	1,072,290,743		995,220,672
Core MSCI Pacific	7,254,278	(16,064,906)	182,245,978		173,435,350
Core MSCI Total International Stock	209,480,162	(736,777,706)	6,260,309,339		5,733,011,795

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended July 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
Core MSCI EAFE	$49,804,144
Core MSCI Pacific	6,485,070

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

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Notes to Financial Statements  (continued)

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core MSCI EAFE	$83,496,208,338	$22,871,933,716	$(7,035,556,833)	$15,836,376,883
Core MSCI Europe	4,743,936,380	957,488,121	(409,713,866)	547,774,255
Core MSCI International Developed Markets	5,098,478,409	1,183,298,326	(111,102,569)	1,072,195,757
Core MSCI Pacific	941,099,560	271,525,977	(89,284,075)	182,241,902
Core MSCI Total International Stock	23,985,622,309	7,658,775,526	(1,369,670,326)	6,289,105,200

9.	LINE OF CREDIT

The iShares Core MSCI Total International Stock ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

For the year ended July 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Core MSCI Total International Stock	$17,300,000	$427,671	1.14%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market

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Notes to Financial Statements  (continued)

conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statements of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

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Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/21		Year Ended 07/31/20
iShares ETF	Shares	Amount	Shares	Amount
Core MSCI EAFE
Shares sold	182,000,000	$12,658,391,232	150,800,000	$9,265,882,053
Shares redeemed	—	—	(85,200,000)	(4,541,437,899)

Net increase	182,000,000	$12,658,391,232	65,600,000	$4,724,444,154

Core MSCI Europe
Shares sold	26,600,000	$1,514,525,804	20,500,000	$981,432,739
Shares redeemed	(13,800,000)	(722,633,453)	(12,900,000)	(514,840,021)

Net increase	12,800,000	$791,892,351	7,600,000	$466,592,718

Core MSCI International Developed Markets
Shares sold	39,300,000	$2,421,332,799	31,200,000	$1,548,093,562
Shares redeemed	(2,850,000)	(163,194,906)	(3,150,000)	(179,811,934)

Net increase	36,450,000	$2,258,137,893	28,050,000	$1,368,281,628

Core MSCI Pacific
Shares sold	800,000	$52,839,092	500,000	$27,676,436
Shares redeemed	(1,000,000)	(65,281,701)	(1,900,000)	(98,471,489)

Net decrease	(200,000)	$(12,442,609)	(1,400,000)	$(70,795,053)

Core MSCI Total International Stock
Shares sold	72,900,000	$4,903,165,094	87,200,000	$4,719,594,973
Shares redeemed	—	—	(10,500,000)	(570,847,437)

Net increase	72,900,000	$4,903,165,094	76,700,000	$4,148,747,536

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statements of assets and liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF and iShares Core MSCI Total International Stock ETF is able to pass through to its shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Line of Credit: On August 12, 2021, the Credit Agreement with State Street Bank and Trust Company was terminated.

Effective August 13, 2021, the iShares Core MSCI Total International Stock ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate

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Notes to Financial Statements  (continued)

commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

Effective August 26, 2021, iShares Core MSCI Total International Stock ETF, along with certain other iShares funds (“Mauritius Participating Funds”), is a party to a $750,000,000 unsecured and uncommitted line of credit (“Uncommitted Liquidity Facility”) with State Street Bank and Trust Company, which may be used solely to facilitate trading associated with the closure of the Fund’s Mauritius subsidiary. The Uncommitted Liquidity Facility has interest at a rate equal to the higher of (a) the U.S. Federal Funds rate (not less than zero) plus 1.25% per annum or (b) the Overnight Bank Funding rate (not less than zero) plus 1.25% per annum on amounts borrowed. Each Mauritius Participating Fund will be removed from the Uncommitted Liquidity Facility once trading out of its holdings in the Mauritius subsidiary is complete.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares Core MSCI EAFE ETF,

iShares Core MSCI Europe ETF, iShares Core MSCI International Developed Markets ETF,

iShares Core MSCI Pacific ETF and iShares Core MSCI Total International Stock ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI International Developed Markets ETF, iShares Core MSCI Pacific ETF and iShares Core MSCI Total International Stock ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Dividend Income
Core MSCI EAFE	$2,178,825,551
Core MSCI Europe	115,111,809
Core MSCI International Developed Markets	123,080,474
Core MSCI Pacific	22,865,337
Core MSCI Total International Stock	569,690,877

The Funds intend to pass through to their shareholders the following amount(s), or maximum amount(s) allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI EAFE	$2,363,887,468	$105,382,840
Core MSCI Europe	117,948,844	10,487,548
Core MSCI International Developed Markets	133,148,601	10,718,287
Core MSCI Pacific	28,101,436	1,761,265
Core MSCI Total International Stock	685,008,174	59,135,873

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Board Review and Approval of Investment Advisory Contract

iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI International Developed Markets ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Core MSCI Pacific ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

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Board Review and Approval of Investment Advisory Contract  (continued)

providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Core MSCI Total International Stock ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to

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evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	157

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core MSCI EAFE	$1.700623	$—	$—	$1.700623	100%	—%	—%	100%
Core MSCI Europe	1.372494	—	—	1.372494	100	—	—	100
Core MSCI International Developed Markets	1.548001	—	—	1.548001	100	—	—	100
Core MSCI Total International Stock	1.558416	—	—	1.558416	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Core MSCI EAFE ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

S U P P L E M E N T A L I N F O R M A T I O N	159

Supplemental Information  (unaudited)  (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 6.53 million. This figure is comprised of fixed remuneration of USD 3.04 million and variable remuneration of USD 3.49 million. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 1.06 million, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 85.87 thousand.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 381 funds as of July 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	161

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	163

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

Currency Abbreviations

INR	Indian Rupee

Portfolio Abbreviations — Equity (continued)

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

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Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-710-0721

JULY 31, 2021

2021 Annual Report

iShares Trust

•	iShares MSCI Intl Momentum Factor ETF | IMTM | NYSE Arca

•	iShares MSCI Intl Quality Factor ETF | IQLT | NYSE Arca

•	iShares MSCI Intl Size Factor ETF | ISZE | NYSE Arca

•	iShares MSCI Intl Value Factor ETF | IVLU | NYSE Arca

•	iShares MSCI USA Momentum Factor ETF | MTUM | Cboe BZX

•	iShares MSCI USA Quality Factor ETF | QUAL | Cboe BZX

•	iShares MSCI USA Size Factor ETF | SIZE | NYSE Arca

•	iShares MSCI USA Value Factor ETF | VLUE | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.19%	36.45%

U.S. small cap equities (Russell 2000® Index)	7.86	51.97

International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31

Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended July 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 33.18% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of coronavirus vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Two fiscal stimulus bills passed by Congress during the reporting period provided significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels by the end of the reporting period. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy grow at a record annualized pace of 33.8% in the third quarter of 2020, as activity rebounded from the pandemic-induced recession in the first half of 2020. Growth continued at a slower pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. Action by the U.S. Federal Reserve (“the Fed”) also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries approved a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout lagged in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also advanced substantially amid a sharp rebound in economic activity. Strong economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, fueled by economic recovery and a relatively weak U.S. dollar. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI Intl Momentum Factor ETF

Investment Objective

The iShares MSCI Intl Momentum Factor ETF (the “Fund”) (formerly the iShares Edge MSCI Intl Momentum Factor ETF) seeks to track the investment results of an index that measures the performance of international developed large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, as represented by the MSCI World ex USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	19.80%	10.26%	8.74%	19.80%	62.98%	73.05%
Fund Market	20.08	10.08	8.76	20.08	61.61	73.33
Index	19.83	10.49	8.98	19.83	64.66	75.66

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/13/15. The first day of secondary market trading was 1/15/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,055.70	$1.53		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI Intl Momentum Factor ETF

Portfolio Management Commentary

International developed stocks with relatively higher momentum characteristics advanced for the reporting period amid economic recovery and vaccination programs in the wake of the coronavirus pandemic. Stocks in the Netherlands contributed the most to the Index’s return, driven by the semiconductor equipment industry in the information technology sector. The industry’s computer chips supported the expansion of 5G networks, consumer and corporate computer usage, and cloud computing. Pandemic-related restrictions on social interaction led businesses to increase spending on infrastructure to facilitate remote working, while consumers staying at home drove demand for computer equipment and gaming consoles. Consequently, high demand for computer chips led to a global semiconductor shortage, which further boosted sales of semiconductor manufacturing equipment.

The semiconductor equipment industry also drove contribution from Japanese stocks, which benefited from the global rise in demand for semiconductors and an optimistic sales outlook for chips used in technology products with wireless connectivity, artificial intelligence, and 5G. Technology hardware and equipment stocks also performed well, aided by rising demand, particularly from China, for sensors used in factory automation.

French stocks also contributed notably to the Index’s return. Textiles and apparel companies in the consumer discretionary sector demonstrated resilience, benefiting from pent-up demand for luxury purchases among high-end consumers. The electrical components and equipment industry led gains among French industrials stocks, supported by increased demand from data center and building energy management clients, along with sales growth in China. Industrials stocks also advanced in Sweden. Producers of industrial tools used in chip-making benefited from higher demand as semiconductor manufacturers ramped up production amid the global semiconductor shortage.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI World ex USA Index. Following economic reopening and vaccination program rollouts, the market shifted toward more cyclical value and small-cap stocks. The momentum factor’s focus in high-growth sectors such as information technology restrained relative performance. Security selection in Japan and Canada detracted, while stock selection and an overweight position in the Netherlands added modestly to relative performance. Turning to sectors, the financials sector, particularly an underweight to banks, detracted from relative performance. Stock selection in materials and an underweight to pharmaceuticals in the healthcare sector also detracted. In contrast, an overweight in semiconductor equipment stocks drove relative contribution in the information technology sector.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	29.6%
Industrials	19.1
Consumer Discretionary	16.6
Information Technology	13.6
Materials	12.7
Communication Services	3.1
Energy	1.6
Health Care	1.6
Consumer Staples	1.1
Other (each representing less than 1%)	1.0

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	14.6%
France	13.4
Canada	12.8
Australia	11.0
Netherlands	9.4
Germany	8.8
United Kingdom	5.6
Switzerland	5.4
Sweden	4.9
Hong Kong	3.7

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI Intl Quality Factor ETF

Investment Objective

The iShares MSCI Intl Quality Factor ETF (the “Fund”) (formerly the iShares Edge MSCI Intl Quality Factor ETF) seeks to track the investment results of an index that measures the performance of international developed large- and mid-capitalization stocks exhibiting relatively higher quality characteristics as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity, as represented by the MSCI World ex USA Sector Neutral Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	32.03%	11.59%	9.35%	32.03%	73.00%	79.51%
Fund Market	32.50	11.52	9.38	32.50	72.51	79.83
Index	31.91	11.73	9.54	31.91	74.08	81.57

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/13/15. The first day of secondary market trading was 1/15/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,131.10	$1.59		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI Intl Quality Factor ETF

Portfolio Management Commentary

International developed equities with higher quality characteristics advanced during the reporting period amid economic recovery and vaccination programs in the wake of the coronavirus pandemic. Stocks in the U.K. contributed the most to the Index’s return, propelled by industrials stocks amid a record increase in manufacturing activity. Capital goods companies benefited from strong demand for plumbing and heating parts as consumers took on home improvement projects during the pandemic. The metals and mining industry drove contribution in the U.K. materials sector. Production of iron ore, a key ingredient in steelmaking, increased amid rising demand from China. The Chinese government’s stimulus measures led to increased industrial activity and infrastructure projects, driving up demand and prices for iron ore. Financials stocks, particularly insurance companies, added to gains in the U.K as increased profitability from business in Asia bolstered performance.

French equities also contributed notably to the Index’s return. Textiles and apparel companies in the consumer discretionary sector showed resilience, benefiting from pent-up consumer demand for luxury purchases. This trend was particularly strong in Asian markets, fueling new store openings and strong sales growth. France’s energy sector also advanced amid higher earnings driven by improved refining levels, preservation of dividend payments, and a gradual transition to cleaner energy sources.

Information technology companies drove contribution among equities in the Netherlands. The semiconductor equipment industry benefited from the expansion of 5G networks, consumer and corporate computer usage, and cloud computing. Pandemic restrictions led businesses to increase spending on infrastructure to facilitate remote working, while consumers staying at home drove demand for computer equipment and gaming consoles. Consequently, high demand for computer chips led to a global semiconductor shortage, which further boosted sales of semiconductor manufacturing equipment.

In terms of relative performance, the Index slightly outperformed the broader market, as represented by the MSCI World ex USA Index. The quality factor outperformed early in the reporting period during the market’s large-cap growth rally, and again at the end of the reporting period when investor sentiment turned defensive as COVID-19 cases rose. Stock selection in the Netherlands and France helped relative performance, while security selection in Japan detracted. Turning to sectors, the information technology sector contributed the most, due to an overweight position in semiconductor equipment stocks. A significant underweight to banks detracted from performance in the financials sector.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	18.6%
Industrials	15.3
Consumer Discretionary	11.8
Health Care	11.6
Information Technology	9.7
Consumer Staples	9.4
Materials	8.6
Communication Services	4.7
Energy	4.2
Utilities	3.2
Real Estate	2.9

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	14.6%
United Kingdom	13.8
Switzerland	12.8
Canada	8.4
Australia	7.8
Netherlands	7.4
Germany	5.7
France	5.7
Hong Kong	5.6
Denmark	5.1

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI Intl Size Factor ETF

Investment Objective

The iShares MSCI Intl Size Factor ETF (the “Fund”) (formerly the iShares Edge MSCI Intl Size Factor ETF) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI World ex USA Low Size Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	31.83%	8.36%	6.66%	31.83%	49.38%	48.43%
Fund Market	32.58	8.28	6.62	32.58	48.84	48.06
Index	32.16	8.43	6.69	32.16	49.87	48.67

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/16/15. The first day of secondary market trading was 6/18/15.

Index performance through December 2, 2018 reflects the performance of the MSCI World ex USA Risk Weighted Index. Index performance beginning on December 3, 2018 reflects the performance of the MSCI World ex USA Low Size Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,094.60	$1.56		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI Intl Size Factor ETF

Portfolio Management Commentary

Smaller-capitalization international stocks advanced during the reporting period amid widespread vaccination programs. Stocks in Japan contributed the most to the Index’s performance, driven by the industrials sector. Rising U.S. Treasury yields put pressure on the Japanese yen, making Japanese industrials exporters attractive to investors. Additionally, economic recovery lifted these cyclical stocks as improved earnings drove profit forecasts higher. Consumer discretionary companies like automobiles manufacturers and auto components makers benefited from both a weaker Japanese yen and improved consumer demand. Consumer durables also helped, driven by consumer electronics companies rejoining the top blue-chip stock index, closing nonessential business units, and selling their holdings in dominant players.

Canadian and U.K. stocks also bolstered the Index’s return, led by financials stocks. Diversified banks in both countries gained as mortgages expanded and loan losses remained low amid broad vaccination programs and economic recovery. In addition to boosting Canadian energy stocks, rising oil and gas prices also helped Canadian banks due to their strong financial ties to the energy sector. Insurers in Canada also contributed due to improved life insurance sales and cost savings from reorganization. In the U.K., insurers made acquisition deals, sold nonessential business units, and despite lower premiums during the pandemic benefited from fewer motor vehicle claims during extended shutdowns.

French consumer discretionary companies contributed as luxury brand sales soared when customers in Asian markets began to recover from the pandemic. Automobile manufacturers also gained as they invested heavily in electric vehicles.

Industrial machinery companies led Swedish contributions amid drives toward sustainability. German automobile manufacturers that combined strong cost management with plans to spin off a market-leading trucking division boosted the Index’s return.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI World ex USA Index. This outperformance has occurred since early November 2020, driven by the healthcare sector, as Pfizer and Moderna announced the U.S. Food and Drug Administration emergency use approval of their COVID-19 vaccines. Stock selection in the U.K. contributed the most to relative performance, and an underweight position and security selection in Switzerland also added. An overweight position in Japan and stock selection in the Netherlands detracted from relative return.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	17.7%
Financials	14.8
Consumer Discretionary	11.6
Materials	9.0
Information Technology	8.8
Consumer Staples	8.6
Health Care	8.1
Real Estate	6.8
Communication Services	6.1
Utilities	5.3
Energy	3.2

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	29.9%
Canada	9.9
United Kingdom	8.7
France	7.4
Australia	6.9
Germany	6.2
Switzerland	4.5
Sweden	4.1
Hong Kong	3.7
Netherlands	3.0

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI Intl Value Factor ETF

Investment Objective

The iShares MSCI Intl Value Factor ETF (the “Fund”) (formerly the iShares Edge MSCI Intl Value Factor ETF) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI World ex USA Enhanced Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	37.95%	6.98%	3.40%	37.95%	40.12%	22.75%
Fund Market	37.82	7.03	3.38	37.82	40.46	22.62
Index	38.13	7.08	3.46	38.13	40.79	23.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/16/15. The first day of secondary market trading was 6/18/15.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,140.00	$1.59		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI Intl Value Factor ETF

Portfolio Management Commentary

International developed equities with higher value characteristics advanced during the reporting period amid broad vaccination programs. Japanese stocks contributed the most to the Index’s return. Rising U.S. Treasury yields put pressure on the Japanese yen during the summer of 2020, which made Japanese industrials exporters attractive to investors. Stimulus payments and advancing vaccination programs supported gains for capital goods trading companies and distributors. Technology hardware and equipment stocks led contribution to the information technology sector. Spinoffs to maintain competitiveness with Chinese rivals signaled a pivot from electronics hardware to digital services, driving gains in the electronic equipment and instruments industry. Consumer discretionary stocks also contributed, led by automobile manufacturers whose supply management systems largely sidestepped the recent semiconductor shortage crisis.

Metals and mining companies led materials sector contribution from the U.K and France. Economic reopening drove a surge in demand for metals, and soaring commodities prices drove profits higher. Diversified banks in the financials sector were another source of strength in both countries as investment banking and trading expanded with the recovering economy. Loan losses remained lower, allowing banks to release some of the funds set aside to cover bad debt. Consumer staples stocks also boosted the Index’s return in the U.K. as tobacco companies benefited from higher e-cigarette sales. In France, building products firms drove industrials sector contribution as housing renovations revived and flourished.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI World ex USA Index. Early in the reporting period, stocks of companies with products or services that benefited from stay-at-home orders during the pandemic generally outperformed the broader market. Cyclical factors like value that are strongly tied to economic reopening declined. Vaccine approvals in late 2020 drove the Index to outperform as expectations of improved global economic activity supported value stocks. Stock selection in Japan and the U.K. were the largest contributors to relative performance. Underweight positions in Sweden and the Netherlands weighed slightly on relative return.

At the sector level, security selection in the metals and mining industry proved beneficial. Both security selection and an overweight position in the automobile industry and positioning within diversified banks helped relative performance. On the downside, underweights in the semiconductors and healthcare equipment industries proved detrimental to returns, as did a modest underweight to multi-utilities.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	18.7%
Industrials	15.2
Consumer Discretionary	12.4
Health Care	11.0
Consumer Staples	9.8
Information Technology	9.4
Materials	8.6
Communication Services	4.5
Energy	4.2
Utilities	3.4
Real Estate	2.8

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	36.4%
United Kingdom	13.4
France	10.5
Germany	8.4
Netherlands	5.6
Switzerland	5.0
Australia	4.0
Canada	3.2
Hong Kong	2.8
Italy	2.8

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI USA Momentum Factor ETF

Investment Objective

The iShares MSCI USA Momentum Factor ETF (the “Fund”) (formerly the iShares Edge MSCI USA Momentum Factor ETF) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks exhibiting relatively higher price momentum, as represented by the MSCI USA Momentum SR Variant Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	25.57%	18.83%	17.25%	25.57%	136.95%	274.28%
Fund Market	25.54	18.83	17.25	25.54	136.90	274.25
Index(a)	25.75	19.09	17.49	25.75	139.51	280.34
MSCI USA Momentum Index	24.79	18.91	17.38	24.79	137.70	277.46
MSCI USA Momentum SR Variant Index(b)	25.75	N/A	N/A	25.75	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

(a)

Index performance through November 22, 2020 reflects the performance of the MSCI USA Momentum Index. Index performance beginning on November 23, 2020 reflects the performance of the MSCI USA Momentum SR Variant Index, which, effective as of November 23, 2020, replaced the MSCI USA Momentum Index as the underlying index of the fund.

(b)	The inception date of the MSCI USA Momentum SR Variant Index was May 19, 2020. The cumulative total return of this index for the period May 19, 2020 through July 31, 2021 was 44.07%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,069.40	$0.77		$1,000.00	$1,024.10	$0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI USA Momentum Factor ETF

Portfolio Management Commentary

Stocks with relatively high price momentum advanced strongly for the reporting period as the economy recovered from the impact of the coronavirus pandemic amid the distribution of effective COVID-19 vaccines. The information technology sector contributed the most to the Index’s return, benefiting from increased demand amid growing e-commerce and ongoing remote work and school. Software companies’ revenues rose due to increased demand for cloud-based software, services, and infrastructure as corporations continued to migrate their information technology infrastructure to the cloud. Remote work increased the need for cybersecurity software subscriptions, further bolstering the industry’s revenues. Companies that process transactions posted solid gains as pandemic-related restrictions drove higher payment volumes amid increased e-commerce. The semiconductors industry advanced as a global shortage of chips drove semiconductor prices higher. Robust demand for chips used in data centers, computers, game consoles, and cryptocurrency mining drove increased revenues. Technology hardware and equipment companies advanced as consumers’ increased time at home led to strong demand for new personal computers, tablets, and mobile phones to use for work, school, and socializing.

The consumer discretionary sector was a strong contributor to the Index’s return. Electric vehicle manufacturers benefited from strong sales, and a major update to the software for self-driving cars supported investor optimism. E-commerce sales rose sharply during the pandemic, benefiting retailers with strong digital shopping platforms and delivery services.

The communication services and healthcare sectors were significant contributors. The media and entertainment industry benefited from an increase in online advertising revenues, especially from retailers, which rebounded sharply amid a recovery in consumer spending. Biotechnology companies developed, tested, and distributed vaccines for COVID-19, receiving emergency use authorization. Expectations that vaccines for children would follow and agreements to increase global vaccine supply further bolstered the industry.

In terms of relative performance, the Index significantly underperformed the broader market, as represented by the MSCI USA Index. Amid the economic disruptions of the pandemic, the momentum factor focused on growth sectors, including information technology and consumer discretionary. Following economic reopening and commencement of vaccination programs, the market shifted toward more cyclical value and small-capitalization stocks. The momentum factor’s focus in high-growth sectors therefore restrained relative performance. Stock selection in the information technology sector and an underweight position in financials, particularly banks, drove relative underperformance. In contrast, stock selection in the consumer discretionary sector was a modest relative contributor to performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	30.5%
Information Technology	18.5
Industrials	13.3
Communication Services	12.6
Consumer Discretionary	11.4
Health Care	6.6
Materials	3.2
Energy	1.8
Consumer Staples	1.5
Other (each representing less than 1%)	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Tesla Inc.	5.6%
Walt Disney Co. (The)	4.4
JPMorgan Chase & Co.	4.4
Berkshire Hathaway Inc., Class B	4.3
Bank of America Corp.	3.8
PayPal Holdings Inc.	3.8
Applied Materials Inc.	3.1
Wells Fargo & Co.	3.1
Moderna Inc.	2.9
Alphabet Inc., Class C	2.8

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI USA Quality Factor ETF

Investment Objective

The iShares MSCI USA Quality Factor ETF (the “Fund”) (formerly the iShares Edge MSCI USA Quality Factor ETF) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with quality characteristics as identified through certain fundamental metrics, as represented by the MSCI USA Sector Neutral Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	38.63%	17.16%	15.32%	38.63%	120.71%	214.66%
Fund Market	38.66	17.17	15.32	38.66	120.85	214.76
Index	38.97	17.37	15.52	38.97	122.75	218.97

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/16/13. The first day of secondary market trading was 7/18/13.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through August 31, 2015 reflects the performance of the MSCI USA Quality Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Sector Neutral Quality Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,225.10	$0.83		$1,000.00	$1,024.10	$0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI USA Quality Factor ETF

Portfolio Management Commentary

U.S. stocks of companies with quality characteristics advanced sharply for the reporting period. The information technology sector contributed the most to the Index’s return. Software and services industry revenues rose due to increased demand for off-site software and services as corporations migrated their information technology infrastructure to the cloud. Consumers staying at home drove strong demand for new personal computers for work and school and video game consoles for home entertainment. Remote work also boosted demand for subscriptions to cloud-based software solutions. As the economy reopened, consumers increased both in-person and contactless payments and e-commerce transactions, especially for travel-related spending, benefiting payment processing companies. In the semiconductors and semiconductor equipment industry, revenues rose amid robust demand for chips for data centers, computers, game consoles, and cryptocurrency mining. The release of new mobile devices with 5G technology led to sharply higher sales in the technology hardware and equipment industry.

The consumer discretionary sector also contributed to the Index’s return. E-commerce grew both during pandemic-related restrictions and during the gradual economic reopening. Consumers focused on health and exercise, benefiting manufacturers of athletic attire and footwear in the textiles and apparel industry. The retail industry advanced as vaccine distribution expanded and investor optimism about a recovery in travel grew, bolstering online travel agencies. Retail e-commerce sales rose while consumers stayed at home and remained robust after restrictions were lifted, supporting retailers with strong digital shopping platforms and delivery services.

The communication services and financials sectors also contributed. Social media use increased amid the pandemic, supporting gains in the interactive media and services industry. As vaccines became available, heightened investor optimism about a resumption of travel and shopping drove digital advertising surrounding these activities sharply higher. In the financials sector, capital markets stocks benefited from rising assets under management, driven by strong inflows and market appreciation.

In terms of relative performance, the Index slightly outperformed the broader market, as represented by the MSCI USA Index. Early in the reporting period, exposure to large-capitalization growth companies contributed to outperformance. As the delta variant of COVID-19 spread late in the reporting period, investors shifted to more conservative strategies, contributing to the relative outperformance of the quality factor. The consumer discretionary sector was the principal source of relative contribution, driven by stock selection. Conversely, stock selection in the financials sector was the largest relative detractor.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	28.1%
Health Care	13.2
Consumer Discretionary	12.7
Communication Services	11.4
Financials	10.7
Industrials	8.2
Consumer Staples	5.8
Real Estate	2.7
Materials	2.6
Utilities	2.4
Energy	2.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Facebook Inc., Class A	4.8%
Nike Inc., Class B	4.1
Microsoft Corp.	3.5
Apple Inc.	3.5
Johnson & Johnson	3.0
BlackRock Inc.	2.9
Target Corp.	2.8
Mastercard Inc., Class A	2.7
NVIDIA Corp.	2.7
Alphabet Inc., Class A	2.5

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI USA Size Factor ETF

Investment Objective

The iShares MSCI USA Size Factor ETF (the “Fund”) (formerly the iShares Edge MSCI USA Size Factor ETF) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI USA Low Size Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	44.28%	15.26%	14.19%	44.28%	103.41%	200.62%
Fund Market	44.27	15.24	14.19	44.27	103.22	200.65
Index	44.54	15.43	14.36	44.54	104.93	204.18

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through December 2, 2018 reflects the performance of the MSCI USA Risk Weighted Index. Index performance beginning on December 3, 2018 reflects the performance of the MSCI USA Low Size Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,196.60	$0.82		$1,000.00	$1,024.10	$0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI USA Size Factor ETF

Portfolio Management Commentary

Stocks of U.S. large- and mid-capitalization companies with smaller average market capitalizations rose sharply for the reporting period, rebounding from the effects of the coronavirus pandemic as the economy reopened amid the distribution of effective COVID-19 vaccines. The information technology sector contributed the most to the Index’s return, led by the software and services industry. Companies providing digital advertising software benefited from increased streaming video viewership amid pandemic lockdowns, which drove demand for new digital advertising campaigns. As the economy reopened, online advertising sales grew, further bolstering the industry. Industry revenues rose due to an increase in subscriptions for cybersecurity software as ongoing telecommuting drove the need for software to ensure the integrity of remote connections. Large, high-profile attacks led to significant economic disruption, further supporting cybersecurity companies. In the semiconductors and semiconductor equipment industry, a global shortage of microchips, driven by pandemic-related plant closures and strong demand for chips for electronics and automobiles, drove revenue growth.

The financials sector also contributed substantially to the Index’s return, led by the diversified financials industry. Asset management companies’ revenues rose sharply, benefiting from robust inflows into exchange-traded funds. An automobile shortage drove up prices, supporting car loan companies. Pandemic-related increases in e-commerce supported digital payment processors. Insurance stocks also contributed amid investor optimism surrounding company reorganizations and acquisitions and strong policy renewal rates.

The industrials and consumer discretionary sectors also contributed notably to the Index’s return. Increased time at home led homeowners to invest in their yards, benefiting capital goods companies, especially in the machinery industry. Aerospace stocks advanced amid robust demand for commercial transportation and defense-related aerospace projects. Online car retailers posted strong revenue gains as consumers shifted away from in-person transactions to maintain social distancing. As the economy reopened, optimism grew that travel would rebound, benefiting online travel companies.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI USA Index. As global economies rebounded from the pandemic’s disruptions amid vaccine distribution, consumer demand grew, benefiting the size and value factors, which typically perform well during economic expansion. Stock selection in the consumer discretionary and materials sectors contributed to relative performance, along with an overweight position in the financials sector. Conversely, an overweight in the utilities sector was a marginal detractor from relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	19.9%
Health Care	14.4
Industrials	13.6
Financials	12.6
Consumer Discretionary	10.6
Real Estate	6.2
Communication Services	5.5
Consumer Staples	5.1
Utilities	5.1
Materials	4.5
Energy	2.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Moderna Inc.	0.3%
Cloudflare Inc., Class A	0.3
Enphase Energy Inc.	0.3
Trade Desk Inc. (The), Class A	0.3
DocuSign Inc., Class A	0.2
Dexcom Inc.	0.2
Carvana Co., Class A	0.2
salesforce.com Inc.	0.2
Monolithic Power Systems Inc.	0.2
Zscaler Inc.	0.2

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI USA Value Factor ETF

Investment Objective

The iShares MSCI USA Value Factor ETF (the “Fund”) (formerly iShares Edge MSCI USA Value Factor ETF) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI USA Enhanced Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	46.10%	12.91%	11.76%	46.10%	83.52%	151.41%
Fund Market	46.15	12.91	11.76	46.15	83.53	151.49
Index	46.35	13.09	11.93	46.35	84.94	154.51

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through August 31, 2015 reflects the performance of the MSCI USA Value Weighted Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Enhanced Value Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,172.60	$0.81		$1,000.00	$1,024.10	$0.75		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	19

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI USA Value Factor ETF

Portfolio Management Commentary

U.S. stocks of companies with value characteristics advanced strongly for the reporting period as the economy rebounded amid the lifting of coronavirus pandemic-related restrictions. The information technology sector contributed the most to the Index’s return. The shutdown of microprocessor factories and robust demand for memory chips for use in smartphones and other devices led to a global chip shortage, driving prices higher. Strong demand for chips used in computers and cryptocurrency mining led to revenue gains for semiconductors and semiconductor equipment companies. The technology hardware and equipment industry benefited from rising demand for computers and peripherals as people spent more time working at home. Network infrastructure companies advanced amid investor optimism that the recovery would lead to higher spending on video conferencing capabilities.

The consumer discretionary sector also contributed meaningfully to the Index’s return. Demand for vehicles, buoyed by government stimulus payments to consumers, increased significantly. Supply chain challenges led to higher vehicle prices, supporting the automobiles industry. Automobile manufacturers also benefited from heightened investor sentiment about advances in autonomous driving technology and anticipation of new lines of electric vehicles, especially sport utility vehicles and pickups. In the retail industry, e-commerce sales rose sharply during the pandemic, benefiting companies with strong digital shopping platforms and delivery services.

The financials sector also contributed notably to the Index’s return. A robust market for initial public offerings drove investment banks’ earnings as companies took advantage of market conditions to go public. Substantial gains in private equity portfolios also benefited investment banks, bolstering the capital markets industry. Bank stocks advanced amid economic growth driven by federal stimulus spending and a reduction in provisions for credit losses as economic conditions improved.

In terms of relative performance, the Index significantly outperformed the broader market, as represented by the MSCI USA Index. Early in the reporting period, value stocks trailed the broader market as investors favored stocks positioned to advance amid the disruptions of the pandemic. As vaccines were developed and distributed, value stocks outperformed the broader market amid investor expectations of broad economic recovery. The consumer discretionary sector was the most significant contributor to relative performance, due to stock selection. Stock selection in the industrials and financials sectors also contributed to relative performance. Conversely, stock selection in the communication services sector detracted from relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	27.1%
Health Care	13.2
Consumer Discretionary	12.8
Financials	11.2
Communication Services	10.4
Industrials	9.0
Consumer Staples	5.7
Real Estate	2.9
Utilities	2.7
Materials	2.6
Energy	2.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
AT&T Inc.	7.1%
Intel Corp.	6.2
General Motors Co.	3.2
Micron Technology Inc.	3.2
Cisco Systems Inc.	3.1
International Business Machines Corp.	2.8
Target Corp.	2.4
Citigroup Inc.	2.3
Ford Motor Co.	2.2
Pfizer Inc.	2.2

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	21

Schedule of Investments July 31, 2021	iShares® MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 11.0%
Afterpay Ltd.(a)	19,335	$1,374,377
Australia & New Zealand Banking Group Ltd.	379,036	7,716,633
BHP Group Ltd.	335,352	13,172,226
BHP Group PLC	236,048	7,642,369
BlueScope Steel Ltd.	67,190	1,191,502
Commonwealth Bank of Australia	176,023	12,903,905
Fortescue Metals Group Ltd.	153,193	2,799,235
Glencore PLC	1,529,819	6,870,646
James Hardie Industries PLC	42,713	1,441,074
National Australia Bank Ltd.	379,914	7,244,862
REA Group Ltd.	5,725	681,984
Reece Ltd.	52,362	908,362
Rio Tinto Ltd.	34,319	3,363,604
Rio Tinto PLC	124,828	10,602,941
Seek Ltd.	37,644	814,313
Tabcorp Holdings Ltd.	232,231	847,668
Washington H Soul Pattinson & Co. Ltd.	8,572	206,379
Wesfarmers Ltd.	96,129	4,334,134
Westpac Banking Corp.	388,781	6,983,457

		91,099,671

Austria — 0.4%
Erste Group Bank AG	29,612	1,147,482
OMV AG	21,164	1,142,724
voestalpine AG	13,887	612,634

		2,902,840

Belgium — 0.3%
Ageas SA/NV	16,168	853,762
Sofina SA	1,847	866,028
Solvay SA	7,471	997,801

		2,717,591

Canada — 12.8%
Bank of Montreal	89,768	8,888,298
Bank of Nova Scotia (The)	156,480	9,766,830
Bausch Health Cos Inc.(a)	30,312	886,813
BlackBerry Ltd.(a)	50,066	509,649
CAE Inc.(a)	27,624	842,935
Cameco Corp.	41,336	735,208
Canadian Imperial Bank of Commerce	50,566	5,879,777
Canadian Natural Resources Ltd.	106,866	3,526,509
Canadian Pacific Railway Ltd.	50,099	3,720,080
Canadian Tire Corp. Ltd., Class A, NVS	6,681	1,027,854
CCL Industries Inc., Class B, NVS	15,976	916,225
Cenovus Energy Inc.	150,793	1,258,220
CGI Inc.(a)	20,037	1,822,699
Constellation Software Inc.	1,752	2,806,388
Fairfax Financial Holdings Ltd.	3,741	1,575,862
First Quantum Minerals Ltd.	77,976	1,670,021
FirstService Corp.	2,616	487,260
GFL Environmental Inc.	18,098	630,442
Gildan Activewear Inc.	21,047	725,578
Great-West Lifeco Inc.	30,749	925,230
iA Financial Corp. Inc.	11,202	619,720
IGM Financial Inc.	10,276	362,658
Imperial Oil Ltd.	34,150	935,594
Intact Financial Corp.	9,392	1,279,769
Ivanhoe Mines Ltd., Class A(a)	83,938	623,009
Lightspeed POS Inc.(a)	23,590	2,019,974
Lundin Mining Corp.	90,751	827,059

Security	Shares	Value

Canada (continued)
Magna International Inc.	40,439	$3,390,445
Manulife Financial Corp.	203,562	3,935,489
National Bank of Canada	38,134	2,918,737
Power Corp. of Canada	65,657	2,095,593
RioCan REIT	14,827	268,469
Royal Bank of Canada	151,461	15,318,491
Shaw Communications Inc., Class B, NVS	59,574	1,740,042
Teck Resources Ltd., Class B	47,291	1,079,551
Toromont Industries Ltd.	6,875	580,980
Toronto-Dominion Bank (The)	260,092	17,292,908
West Fraser Timber Co. Ltd.	8,689	623,260
WSP Global Inc.	13,434	1,594,615

		106,108,241

Denmark — 2.4%
Ambu A/S, Class B	14,903	551,361
AP Moller - Maersk A/S, Class A	460	1,229,766
AP Moller - Maersk A/S, Class B, NVS	833	2,311,760
Carlsberg A/S, Class B	9,996	1,847,115
Demant A/S(a)	14,041	858,151
DSV Panalpina A/S	26,540	6,469,519
GN Store Nord A/S	10,191	893,072
Pandora A/S	11,133	1,440,131
Rockwool International A/S, Class B	599	317,845
Vestas Wind Systems A/S	98,445	3,630,114

		19,548,834

Finland — 0.2%
Kesko OYJ, Class B	21,499	921,489
Wartsila OYJ Abp	48,626	732,526

		1,654,015

France — 13.4%
Airbus SE(a)	52,320	7,176,663
Alstom SA(a)	22,053	914,678
AXA SA	238,911	6,187,084
BNP Paribas SA	146,079	8,907,771
Bollore SA	100,701	562,750
Bureau Veritas SA	26,718	882,328
Capgemini SE	18,952	4,096,525
Cie. de Saint-Gobain	67,375	4,815,847
Credit Agricole SA	164,852	2,298,616
Dassault Systemes SE	62,662	3,456,574
Electricite de France SA	30,816	374,092
Eurazeo SE	5,721	554,144
Eurofins Scientific SE	9,643	1,153,421
Hermes International	3,754	5,739,025
Kering SA	5,421	4,863,389
La Francaise des Jeux SAEM(b)	7,859	420,156
LVMH Moet Hennessy Louis Vuitton SE	43,546	34,865,845
Publicis Groupe SA	32,898	2,076,871
Remy Cointreau SA	1,722	378,273
Renault SA(a)	17,947	681,638
Sartorius Stedim Biotech	2,102	1,199,913
Schneider Electric SE	49,332	8,262,534
Societe Generale SA	106,144	3,108,501
Suez SA	34,999	816,408
Teleperformance	4,814	2,030,529
Thales SA	10,180	1,068,439
Veolia Environnement SA	67,925	2,227,765
Vivendi SE	59,003	1,993,501

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Wendel SE	2,773	$389,232

		111,502,512

Germany — 7.6%
BASF SE	83,706	6,577,485
Bayerische Motoren Werke AG	32,236	3,205,266
Brenntag SE	18,340	1,831,787
Carl Zeiss Meditec AG, Bearer	3,662	815,574
Covestro AG(b)	17,475	1,125,760
Daimler AG, Registered	118,657	10,588,882
Delivery Hero SE(a)(b)	12,018	1,796,601
Deutsche Bank AG, Registered(a)	173,527	2,187,526
Deutsche Post AG, Registered	111,623	7,564,821
Evonik Industries AG	18,892	656,877
GEA Group AG	12,944	573,941
HeidelbergCement AG	16,244	1,439,506
HelloFresh SE(a)	13,739	1,287,885
Infineon Technologies AG	119,434	4,564,066
KION Group AG	5,521	586,297
Merck KGaA	8,897	1,821,251
Siemens AG, Registered	92,369	14,412,613
Volkswagen AG	5,513	1,829,688
Zalando SE(a)(b)	2,063	229,225

		63,095,051

Hong Kong — 3.7%
AIA Group Ltd.	1,097,400	13,131,226
ESR Cayman Ltd.(a)(b)	154,000	541,282
Futu Holdings Ltd., ADR(a)	13,388	1,371,734
Hong Kong Exchanges & Clearing Ltd.	128,400	8,206,003
Jardine Matheson Holdings Ltd.	27,900	1,659,928
Swire Pacific Ltd., Class A	66,000	409,981
Techtronic Industries Co. Ltd.	173,500	3,093,901
Wharf Real Estate Investment Co. Ltd.	162,000	914,956
Xinyi Glass Holdings Ltd.	404,000	1,509,894

		30,838,905

Ireland — 0.1%
Smurfit Kappa Group PLC	20,089	1,133,300

Israel — 0.5%
Bank Leumi Le-Israel BM(a)	157,859	1,206,230
ICL Group Ltd.	92,940	677,262
Israel Discount Bank Ltd., Class A(a)	129,697	607,566
Mizrahi Tefahot Bank Ltd.(a)	13,255	401,701
Wix.com Ltd.(a)	5,062	1,511,716

		4,404,475

Italy — 2.0%
Assicurazioni Generali SpA	111,664	2,226,372
CNH Industrial NV	158,435	2,645,478
Eni SpA	241,493	2,855,803
Intesa Sanpaolo SpA	1,973,586	5,452,122
Mediobanca Banca di Credito Finanziario SpA(a)	64,878	759,359
Moncler SpA	20,159	1,384,574
Poste Italiane SpA(b)	54,914	726,648
Tenaris SA	67,999	692,838

		16,743,194

Japan — 14.6%
Advantest Corp.	20,800	1,836,244
AGC Inc.	24,600	1,051,973
Capcom Co. Ltd.	15,900	437,184
CyberAgent Inc.	37,100	667,742

Security	Shares	Value

Japan (continued)
Daikin Industries Ltd.	16,900	$3,529,272
Daiwa Securities Group Inc.	134,900	709,350
Denso Corp.	50,000	3,435,057
Fast Retailing Co. Ltd.	4,600	3,119,733
Fuji Electric Co. Ltd.	15,300	669,579
FUJIFILM Holdings Corp.	33,800	2,425,583
Fujitsu Ltd.	23,000	3,912,999
Hamamatsu Photonics KK	8,500	472,605
Hitachi Ltd.	104,300	5,999,250
Hitachi Metals Ltd.(a)	26,800	523,378
Ibiden Co. Ltd.	7,100	376,124
Iida Group Holdings Co. Ltd.	16,300	393,330
Itochu Corp.	142,600	4,220,851
Japan Metropolitan Fund Invest	640	670,423
JFE Holdings Inc.	80,700	981,292
JSR Corp.	21,500	720,680
Koei Tecmo Holdings Co. Ltd.	6,620	311,030
Konami Holdings Corp.	11,600	642,472
Kubota Corp.	130,700	2,733,128
Kurita Water Industries Ltd.	12,600	611,964
Lasertec Corp.	12,500	2,346,645
Lixil Corp.	25,900	706,813
M3 Inc.	28,900	1,890,253
Marubeni Corp.	223,700	1,904,002
Mercari Inc.(a)	9,000	471,067
Mitsubishi Gas Chemical Co. Inc.	15,800	329,128
Mitsubishi UFJ Financial Group Inc.	1,123,700	5,936,144
Mitsui & Co. Ltd.	174,800	4,012,081
NEC Corp.	17,100	867,261
Nexon Co. Ltd.	38,700	796,295
Nidec Corp.	41,200	4,624,432
Nippon Express Co. Ltd.	7,500	547,873
Nippon Steel Corp.	144,900	2,513,623
Nippon Yusen KK	42,000	2,269,344
Nissan Motor Co. Ltd.(a)	223,200	1,295,416
Nitto Denko Corp.	13,600	1,010,459
Nomura Real Estate Holdings Inc.	11,100	275,241
NTT Data Corp.	62,700	971,194
Oji Holdings Corp.	78,000	449,708
Panasonic Corp.	178,700	2,157,814
Pola Orbis Holdings Inc.	7,500	179,283
Renesas Electronics Corp.(a)	77,000	835,730
Ricoh Co. Ltd.	80,400	878,518
Seiko Epson Corp.	26,400	454,236
Seven & i Holdings Co. Ltd.	89,600	3,997,988
Shimadzu Corp.	16,300	657,387
Shin-Etsu Chemical Co. Ltd.	28,000	4,567,616
SoftBank Group Corp.	114,100	7,175,250
Sony Group Corp.	94,400	9,861,635
SUMCO Corp.	28,600	661,470
Sumitomo Chemical Co. Ltd.	191,000	994,253
Sumitomo Electric Industries Ltd.	71,300	1,012,939
Sumitomo Metal Mining Co. Ltd.	22,000	891,602
Tokyo Electron Ltd.	20,800	8,578,449
Toshiba Corp.	49,200	2,117,640
Toyota Tsusho Corp.	22,400	1,057,613
Yamaha Motor Co. Ltd.	39,900	999,123
ZOZO Inc.	11,500	391,675

		121,138,443

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands — 9.3%
Adyen NV(a)(b)	2,454	$6,650,460
Aegon NV	177,981	757,772
ArcelorMittal SA	111,424	3,891,530
ASM International NV	8,632	3,063,583
ASML Holding NV	64,621	49,395,243
ING Groep NV	524,406	6,728,492
NN Group NV	27,662	1,375,254
Randstad NV	11,756	852,905
Stellantis NV	255,438	4,898,410

		77,613,649

New Zealand — 0.0%
Mercury NZ Ltd.	62,808	288,983

Norway — 0.5%
Adevinta ASA(a)	18,607	357,764
DNB Bank ASA	86,802	1,778,828
Norsk Hydro ASA	250,797	1,668,551
Schibsted ASA, Class A	5,365	284,364

		4,089,507

Portugal — 0.1%
EDP Renovaveis SA	25,997	610,611

Singapore — 1.7%
CapitaLand Ltd.	248,500	738,285
DBS Group Holdings Ltd.	236,300	5,287,530
Oversea-Chinese Banking Corp. Ltd.	445,200	4,027,828
Sea Ltd., ADR(a)	2,373	655,328
Singapore Airlines Ltd.(a)	135,200	506,867
United Overseas Bank Ltd.	131,800	2,548,166
Wilmar International Ltd.	182,100	583,185

		14,347,189

Spain — 2.1%
Banco Bilbao Vizcaya Argentaria SA	820,616	5,253,155
Banco Santander SA	2,252,836	8,252,482
CaixaBank SA	513,759	1,525,817
Repsol SA	188,643	2,066,190
Siemens Gamesa Renewable Energy SA(a)	22,362	623,651

		17,721,295

Sweden — 4.9%
Alfa Laval AB	38,324	1,600,445
Atlas Copco AB, Class A	60,315	4,084,834
Atlas Copco AB, Class B	31,061	1,766,077
Electrolux AB, Series B	18,358	482,143
Embracer Group AB(a)	28,837	746,344
Epiroc AB, Class A	78,563	1,830,096
Epiroc AB, Class B	38,332	770,146
EQT AB	45,882	2,211,610
Evolution AB(b)	41,992	7,306,617
Hexagon AB, Class B	162,430	2,688,801
Husqvarna AB, Class B	42,181	590,265
Industrivarden AB, Class A	12,332	492,045
Industrivarden AB, Class C	17,733	678,819
Investment AB Latour, Class B	15,021	587,050
Investor AB, Class B	206,783	5,120,882
Kinnevik AB, Class B	30,281	1,320,124
Nibe Industrier AB, Class B	165,468	1,977,339
Sandvik AB	81,637	2,128,790
Sinch AB.(a)(b)	51,980	1,048,214
Svenska Cellulosa AB SCA, Class B	44,049	819,318

Security	Shares	Value

Sweden (continued)
Volvo AB, Class B	103,053	$2,430,171

		40,680,130

Switzerland — 5.3%
ABB Ltd., Registered	177,699	6,496,382
Adecco Group AG, Registered	13,377	801,097
Cie. Financiere Richemont SA, Class A, Registered	73,407	9,393,834
Geberit AG, Registered	2,930	2,405,758
Holcim Ltd.	52,745	3,091,972
Kuehne + Nagel International AG, Registered	10,284	3,469,133
Logitech International SA, Registered	20,856	2,291,436
Partners Group Holding AG	3,372	5,760,603
Siemens Energy AG(a)	45,359	1,233,984
Sika AG, Registered	13,542	4,770,446
Straumann Holding AG, Registered	986	1,828,062
Swatch Group AG (The), Bearer	2,983	995,078
Swatch Group AG (The), Registered	5,486	356,281
Swiss Life Holding AG, Registered	2,979	1,536,576

		44,430,642

United Kingdom — 5.6%
3i Group PLC	93,519	1,662,132
Admiral Group PLC	14,475	683,778
Anglo American PLC	175,974	7,798,105
Antofagasta PLC	70,307	1,459,801
Ashtead Group PLC	61,083	4,570,806
Aviva PLC	435,650	2,339,719
Barclays PLC	1,815,411	4,391,624
BT Group PLC(a)	934,013	2,249,790
Burberry Group PLC	37,874	1,086,359
Coca-Cola Europacific Partners PLC	21,960	1,362,838
Croda International PLC	10,081	1,180,094
Entain PLC(a)	64,333	1,622,239
Evraz PLC	79,971	683,262
Ferguson PLC	16,088	2,255,362
Johnson Matthey PLC	21,630	894,061
Kingfisher PLC	228,806	1,175,245
Lloyds Banking Group PLC	6,699,580	4,235,923
M&G PLC	256,862	804,297
Natwest Group PLC	497,332	1,395,870
Pearson PLC	105,320	1,269,155
Schroders PLC	11,665	592,397
St. James’s Place PLC	65,085	1,433,952
WPP PLC	129,123	1,669,952

		46,816,761

Total Common Stocks — 98.5% (Cost: $725,349,217)		819,485,839

Preferred Stocks

Germany — 1.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	6,675	572,942
Porsche Automobil Holding SE, Preference Shares, NVS	22,191	2,401,757
Sartorius AG, Preference Shares, NVS	2,455	1,485,060
Volkswagen AG, Preference Shares, NVS	22,241	5,417,251

		9,877,010

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	553,761	258,179

Total Preferred Stocks — 1.2% (Cost: $10,037,565)		10,135,189

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	300,000	$300,000

Total Short-Term Investments — 0.1% (Cost: $300,000)		300,000

Total Investments in Securities — 99.8% (Cost: $735,686,782)		829,921,028

Other Assets, Less Liabilities — 0.2%		1,996,080

Net Assets — 100.0%		$831,917,108

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$18,573	$—		$(18,236)	(b)	$(339)	$2	$—	—	$4,897	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	231,000	69,000	(b)	—		—	—	300,000	300,000	131		—

						$(339)	$2	$300,000		$5,028		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	25	09/09/21	$437	$(8,851)
Euro STOXX 50 Index	31	09/17/21	1,504	(7,663)
FTSE 100 Index	3	09/17/21	290	(1,351)

				$(17,865)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$17,865

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Momentum Factor ETF

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$582,763

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$67,739

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,260,354

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$116,088,097	$703,397,742	$—	$819,485,839
Preferred Stocks	—	10,135,189	—	10,135,189
Money Market Funds	300,000	—	—	300,000

	$116,388,097	$713,532,931	$—	$829,921,028

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(17,865)	$—	$(17,865)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.8%
Ampol Ltd.	249,324	$5,190,470
ASX Ltd.	141,258	8,002,206
Brambles Ltd.	694,024	5,942,004
CSL Ltd.	218,972	46,617,077
Dexus/AU	544,991	4,116,889
Evolution Mining Ltd.	18,373	55,877
Fortescue Metals Group Ltd.	929,482	16,984,055
Goodman Group	1,311,076	21,806,028
James Hardie Industries PLC	154,788	5,222,321
Magellan Financial Group Ltd.	132,171	4,768,613
Medibank Pvt Ltd.	2,058,917	5,021,459
Mirvac Group	2,120,002	4,449,674
Newcrest Mining Ltd.	465,425	8,995,522
REA Group Ltd.	44,916	5,350,566
Rio Tinto Ltd.	233,476	22,882,974
Rio Tinto PLC	665,914	56,563,004
Stockland	1,262,969	4,084,589
Washington H Soul Pattinson & Co. Ltd.	144,977	3,490,450
Wesfarmers Ltd.	1,375,212	62,003,691

		291,547,469

Austria — 0.3%
OMV AG	147,688	7,974,230
Verbund AG	37,179	3,429,380

		11,403,610

Belgium — 0.3%
Etablissements Franz Colruyt NV	25,294	1,438,156
Proximus SADP	123,308	2,534,013
Sofina SA	11,037	5,175,068

		9,147,237

Canada — 8.4%
Alimentation Couche-Tard Inc., Class B	306,422	12,351,685
B2Gold Corp.	9,794	41,057
Canadian National Railway Co.	377,590	41,027,653
Canadian Pacific Railway Ltd.	413,686	30,718,076
CCL Industries Inc., Class B, NVS	69,294	3,974,019
CGI Inc.(a)	78,383	7,130,239
Constellation Software Inc.	9,564	15,319,802
Franco-Nevada Corp.	85,727	13,711,785
Great-West Lifeco Inc.	171,061	5,147,187
Hydro One Ltd.(b)	145,472	3,591,325
iA Financial Corp. Inc.	68,060	3,765,230
IGM Financial Inc.	44,120	1,557,072
Intact Financial Corp.	87,735	11,954,913
Inter Pipeline Ltd.	411,086	6,583,439
Keyera Corp.	298,374	7,987,890
Kirkland Lake Gold Ltd.	205,148	8,772,560
Manulife Financial Corp.	1,151,523	22,262,532
Pembina Pipeline Corp.	642,722	21,245,476
Power Corp. of Canada	286,854	9,155,600
Ritchie Bros Auctioneers Inc.	51,080	3,049,406
Sun Life Financial Inc.	344,133	17,923,824
TC Energy Corp.	1,194,615	58,237,002
TMX Group Ltd.	33,868	3,719,345
Toromont Industries Ltd.	42,134	3,560,586

		312,787,703

Denmark — 5.1%
Carlsberg A/S, Class B	31,117	5,749,967

Security	Shares	Value

Denmark (continued)
Chr Hansen Holding A/S	46,006	$4,137,679
Coloplast A/S, Class B	64,534	11,800,917
Genmab A/S(a)	25,388	11,474,839
GN Store Nord A/S	45,953	4,027,016
Novo Nordisk A/S, Class B	954,554	88,364,280
Novozymes A/S, Class B	134,665	10,579,927
Orsted A/S(b)	81,778	12,129,324
Pandora A/S	114,208	14,773,604
Rockwool International A/S, Class B	4,255	2,257,814
Tryg A/S	167,513	4,140,044
Vestas Wind Systems A/S	558,440	20,592,217

		190,027,628

Finland — 2.5%
Elisa OYJ	105,431	6,776,176
Fortum OYJ	183,801	5,063,767
Kone OYJ, Class B	256,080	21,210,233
Neste OYJ	598,907	36,815,275
Orion OYJ, Class B	76,854	3,271,326
Sampo OYJ, Class A	279,570	13,455,311
UPM-Kymmene OYJ	182,490	7,457,523

		94,049,611

France — 5.6%
Air Liquide SA	182,695	31,772,203
Amundi SA(b)	31,957	2,951,337
AXA SA	889,995	23,048,222
Hermes International	29,418	44,973,528
Ipsen SA	18,579	1,985,360
Kering SA	59,754	53,607,628
La Francaise des Jeux SAEM(b)	103,793	5,548,956
L’Oreal SA	83,258	38,089,995
Sartorius Stedim Biotech	11,907	6,797,036
SCOR SE	82,738	2,310,593

		211,084,858

Germany — 5.5%
Allianz SE, Registered	244,873	60,866,452
Bechtle AG	206	42,535
Beiersdorf AG	43,579	5,176,037
Brenntag SE	70,917	7,083,141
Deutsche Boerse AG	133,879	22,339,576
Deutsche Post AG, Registered	472,480	32,020,519
Hannover Rueck SE	35,211	5,918,384
Henkel AG & Co. KGaA	35,399	3,218,652
Knorr-Bremse AG	40,108	4,541,816
LANXESS AG	38,446	2,784,393
Nemetschek SE	23,901	2,109,211
Rational AG	2,794	3,042,449
SAP SE	331,078	47,513,413
Symrise AG	51,824	7,641,391

		204,297,969

Hong Kong — 5.5%
AIA Group Ltd.	6,651,800	79,593,847
CK Infrastructure Holdings Ltd.	395,500	2,387,587
CLP Holdings Ltd.	917,500	9,460,728
Hang Seng Bank Ltd.	462,600	8,859,461
HK Electric Investments & HK Electric Investments Ltd., Class SS	1,583,000	1,605,481
Hong Kong & China Gas Co. Ltd.	5,671,370	9,223,563
Hong Kong Exchanges & Clearing Ltd.	908,800	58,081,121
Power Assets Holdings Ltd.	803,000	5,191,548

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Sino Land Co. Ltd.	2,000,000	$3,064,735
Sun Hung Kai Properties Ltd.	757,000	10,829,159
Techtronic Industries Co. Ltd.	821,500	14,649,219
Xinyi Glass Holdings Ltd.	1,184,000	4,425,034

		207,371,483

Ireland — 0.4%
Kingspan Group PLC	74,983	8,153,939
Smurfit Kappa Group PLC	105,302	5,940,504

		14,094,443

Israel — 0.3%
Bank Leumi Le-Israel BM(a)	697,331	5,328,436
Check Point Software Technologies Ltd.(a)	55,424	7,044,390

		12,372,826

Italy — 1.8%
Assicurazioni Generali SpA	612,024	12,202,616
DiaSorin SpA	12,203	2,476,654
Ferrari NV	124,115	27,049,374
FinecoBank Banca Fineco SpA(a)	389,150	6,968,283
Moncler SpA	176,450	12,119,060
Recordati Industria Chimica e Farmaceutica SpA	47,658	2,947,725
Snam SpA	816,694	4,940,042

		68,703,754

Japan — 14.5%
ABC-Mart Inc.	44,500	2,453,568
Advantest Corp.	71,900	6,347,400
Bandai Namco Holdings Inc.	67,900	4,393,411
Capcom Co. Ltd.	144,900	3,984,147
Chugai Pharmaceutical Co. Ltd.	114,500	4,219,383
Cosmos Pharmaceutical Corp.	13,700	2,325,609
CyberAgent Inc.	224,100	4,033,451
Daifuku Co. Ltd.	51,700	4,632,799
Daito Trust Construction Co. Ltd.	79,600	9,352,195
Daiwa House Industry Co. Ltd.	404,600	12,405,120
Disco Corp.	10,500	2,998,345
GMO Payment Gateway Inc.	13,900	1,786,809
Hakuhodo DY Holdings Inc.	172,900	2,629,898
Hoya Corp.	137,700	19,439,041
Inpex Corp.	822,200	5,831,502
Itochu Techno-Solutions Corp.	100	3,068
Japan Exchange Group Inc.	412,800	9,389,139
Japan Real Estate Investment Corp.	638	4,006,925
Japan Tobacco Inc.	97,900	1,912,995
Kajima Corp.	358,400	4,613,607
Kakaku.com Inc.	152,000	4,147,953
Kao Corp.	30,700	1,848,487
KDDI Corp.	1,103,500	33,749,005
Kikkoman Corp.	54,500	3,337,412
Kobe Bussan Co. Ltd.	59,900	2,016,855
Koei Tecmo Holdings Co. Ltd.	37,190	1,747,311
Koito Manufacturing Co. Ltd.	84,100	5,146,966
Lasertec Corp.	35,800	6,720,790
Lion Corp.	1,100	19,040
M3 Inc.	166,200	10,870,590
Makita Corp.	119,600	6,219,074
MEIJI Holdings Co. Ltd.	4,900	303,314
Misumi Group Inc.	133,700	4,660,133
Miura Co. Ltd.	700	30,911
MonotaRO Co. Ltd.	194,700	4,478,633
MS&AD Insurance Group Holdings Inc.	289,000	8,933,293

Security	Shares	Value

Japan (continued)
Nexon Co. Ltd.	264,400	$5,440,324
Nihon M&A Center Inc.	229,400	6,388,563
Nintendo Co. Ltd.	81,400	41,847,978
Nippon Building Fund Inc.	757	4,892,225
Nippon Prologis REIT Inc.	1,056	3,526,578
Nippon Telegraph & Telephone Corp.	844,200	21,618,369
Nissan Chemical Corp.	91,100	4,465,144
Nitori Holdings Co. Ltd.	78,500	14,920,968
Nitto Denko Corp.	80,600	5,988,453
Nomura Research Institute Ltd.	136,600	4,395,766
Obayashi Corp.	863,600	7,061,876
Obic Co. Ltd.	25,700	4,516,862
Oracle Corp. Japan	3,700	276,390
Orix JREIT Inc.	1,242	2,369,839
Osaka Gas Co. Ltd.	245,100	4,579,133
Otsuka Corp.	55,000	2,857,834
Persol Holdings Co. Ltd.	99,600	2,009,467
Recruit Holdings Co. Ltd.	664,800	34,456,995
Rinnai Corp.	29,600	2,749,825
SCSK Corp.	17,800	1,072,805
Secom Co. Ltd.	10,600	802,320
Sekisui Chemical Co. Ltd.	286,100	4,936,785
Sekisui House Ltd.	447,500	8,862,955
SG Holdings Co. Ltd.	180,800	4,861,536
Shimadzu Corp.	81,800	3,299,033
Shimano Inc.	66,000	16,894,614
Shin-Etsu Chemical Co. Ltd.	164,600	26,851,057
Shionogi & Co. Ltd.	135,900	7,157,131
Sohgo Security Services Co. Ltd.	500	23,380
Sompo Holdings Inc.	201,800	8,342,829
Square Enix Holdings Co. Ltd.	63,200	3,279,240
T&D Holdings Inc.	421,300	5,390,428
Taisei Corp.	7,100	239,280
TIS Inc.	69,500	1,802,569
Toho Gas Co. Ltd.	2,100	102,076
Tokio Marine Holdings Inc.	316,500	15,084,727
Tokyo Electron Ltd.	65,900	27,178,835
Trend Micro Inc.	80,500	4,191,079
Tsuruha Holdings Inc.	34,300	4,049,625
Unicharm Corp.	174,400	6,999,950
USS Co. Ltd.	257,000	4,473,839
Welcia Holdings Co. Ltd.	6,000	204,238
Z Holdings Corp.	1,417,000	7,092,338
ZOZO Inc.	158,400	5,394,898

		543,938,335

Netherlands — 7.3%
Adyen NV(a)(b)	7,625	20,664,124
ASM International NV	15,863	5,629,937
ASML Holding NV	214,677	164,095,612
Koninklijke Vopak NV	94,295	3,992,689
NN Group NV	149,889	7,451,936
Randstad NV	54,001	3,917,804
Stellantis NV	2,613,397	50,115,841
Wolters Kluwer NV	159,975	18,237,685

		274,105,628

New Zealand — 0.4%
a2 Milk Co. Ltd. (The)(a)	22,354	97,192
Fisher & Paykel Healthcare Corp. Ltd.	320,560	7,056,127
Mercury NZ Ltd.	321,284	1,478,243

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Meridian Energy Ltd.	638,766	$2,322,485
Spark New Zealand Ltd.	1,454,891	4,802,257

		15,756,304

Norway — 0.2%
Gjensidige Forsikring ASA	144,560	3,307,981
Orkla ASA	282,722	2,567,795

		5,875,776

Singapore — 1.0%
Ascendas REIT	1,755,600	4,040,061
Mapletree Commercial Trust	1,485,500	2,365,014
Oversea-Chinese Banking Corp. Ltd.	1,662,900	15,044,645
Singapore Exchange Ltd.	449,900	3,936,617
Singapore Technologies Engineering Ltd.	1,047,300	3,092,864
Singapore Telecommunications Ltd.	5,562,900	9,323,904

		37,803,105

Spain — 1.7%
Enagas SA	30,251	694,790
Endesa SA	69,646	1,691,744
Iberdrola SA	2,683,346	32,294,290
Industria de Diseno Textil SA	789,362	26,772,288
Red Electrica Corp. SA	120,954	2,395,948

		63,849,060

Sweden — 4.3%
Alfa Laval AB	148,422	6,198,236
Assa Abloy AB, Class B	453,504	14,546,719
Atlas Copco AB, Class A	439,877	29,790,673
Atlas Copco AB, Class B	260,959	14,837,695
Boliden AB	134,647	5,247,458
Electrolux AB, Series B	189,807	4,984,967
Epiroc AB, Class A	401,657	9,356,450
Epiroc AB, Class B	231,753	4,656,257
Evolution AB(b)	136,131	23,686,823
Husqvarna AB, Class B	376,832	5,273,248
Industrivarden AB, Class A	62,852	2,507,786
Industrivarden AB, Class C	89,006	3,407,146
Investment AB Latour, Class B	72,829	2,846,301
Nibe Industrier AB, Class B	727,751	8,696,610
Sandvik AB	591,723	15,429,944
Skanska AB, Class B	207,600	5,860,476
SKF AB, Class B	160,761	4,277,312

		161,604,101

Switzerland — 12.8%
Baloise Holding AG, Registered	27,281	4,301,409
EMS-Chemie Holding AG, Registered	5,274	5,846,544
Geberit AG, Registered	27,713	22,754,526
Givaudan SA, Registered	4,417	22,046,319
Kuehne + Nagel International AG, Registered	38,054	12,836,870
Logitech International SA, Registered	93,326	10,253,670
Nestle SA, Registered	1,014,006	128,403,228
Partners Group Holding AG	20,626	35,236,712
Roche Holding AG, Bearer	16,638	7,141,456
Roche Holding AG, NVS	365,134	141,055,672
Schindler Holding AG, Participation Certificates, NVS	26,465	8,567,657
Schindler Holding AG, Registered	13,749	4,284,211
Sonova Holding AG, Registered	23,716	9,311,729
Straumann Holding AG, Registered	4,650	8,621,185
Swiss Life Holding AG, Registered	14,944	7,708,157
Swisscom AG, Registered	15,094	9,071,520
Temenos AG, Registered	24,204	3,844,768

Security	Shares	Value

Switzerland (continued)
Zurich Insurance Group AG	91,098	$36,728,410

		478,014,043

United Kingdom — 13.7%
3i Group PLC	510,049	9,065,202
Abrdn PLC	1,191,689	4,701,134
Admiral Group PLC	169,595	8,011,418
Anglo American PLC	499,451	22,132,653
Ashtead Group PLC	235,097	17,592,176
Auto Trader Group PLC(a)(b)	669,668	6,067,299
Aviva PLC	1,956,508	10,507,696
BAE Systems PLC	1,969,081	15,787,189
Barratt Developments PLC	735,406	7,186,874
Berkeley Group Holdings PLC	94,326	6,350,778
British Land Co. PLC (The)	462,706	3,275,928
Bunzl PLC	194,527	7,206,687
Burberry Group PLC	272,819	7,825,405
Croda International PLC	67,361	7,885,363
Diageo PLC	677,935	33,616,259
Direct Line Insurance Group PLC	856,173	3,539,186
Experian PLC	440,153	19,378,090
Ferguson PLC	137,321	19,250,907
GlaxoSmithKline PLC	1,870,736	36,935,496
Halma PLC	143,861	5,774,722
Hargreaves Lansdown PLC	345,943	7,846,250
Hikma Pharmaceuticals PLC	59,127	2,174,185
Imperial Brands PLC	318,598	6,821,279
Intertek Group PLC	102,003	7,308,101
Johnson Matthey PLC	79,418	3,282,687
London Stock Exchange Group PLC	234,329	24,433,788
M&G PLC	1,567,481	4,908,161
Mondi PLC	220,213	6,105,129
National Grid PLC	1,444,831	18,473,777
Persimmon PLC	325,656	13,136,185
Prudential PLC	1,925,600	36,160,510
Reckitt Benckiser Group PLC	289,152	22,120,033
Sage Group PLC (The)	372,812	3,633,944
Schroders PLC	86,513	4,393,488
Segro PLC	688,757	11,642,913
Smiths Group PLC	185,967	4,018,072
Spirax-Sarco Engineering PLC	41,539	8,654,597
St. James’s Place PLC	406,878	8,964,329
Taylor Wimpey PLC	2,434,833	5,566,677
Unilever PLC	1,073,525	61,783,052

		513,517,619

Total Common Stocks — 99.4% (Cost: $3,027,660,164)		3,721,352,562

Preferred Stocks

Germany — 0.2%
Fuchs Petrolub SE, Preference Shares, NVS	37,232	1,855,215
Henkel AG & Co. KGaA, Preference Shares, NVS	59,366	6,018,797

		7,874,012

Total Preferred Stocks — 0.2% (Cost: $7,823,044)		7,874,012

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,880,000	$1,880,000

Total Short-Term Investments — 0.0% (Cost: $1,880,000)		1,880,000

Total Investments in Securities — 99.6% (Cost: $3,037,363,208)		3,731,106,574

Other Assets, Less Liabilities — 0.4%		13,363,132

Net Assets — 100.0%		$3,744,469,706

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$188,858	$—		$(185,159	)(b)	$(3,355)	$(344)	$—	—	$19,824	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	413,000	1,467,000	(b)	—		—	—	1,880,000	1,880,000	492		—

						$(3,355)	$(344)	$1,880,000		$20,316		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	20	09/09/21	$3,491	$(72,098)
ASX SPI 200 Index	19	09/16/21	2,551	20,742
Euro STOXX 50 Index	110	09/17/21	5,337	(35,934)
FTSE 100 Index	25	09/17/21	2,419	(36,707)

				$(123,997)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$20,742

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Quality Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$144,739

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$3,008,878

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$94,690

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,062,056

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$323,969,772	$3,397,382,790	$—	$3,721,352,562
Preferred Stocks	—	7,874,012	—	7,874,012
Money Market Funds	1,880,000	—	—	1,880,000

	$325,849,772	$3,405,256,802	$—	$3,731,106,574

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$20,742	$—	$20,742
Liabilities
Futures Contracts	—	(144,739)	—	(144,739)

	$—	$(123,997)	$—	$(123,997)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments July 31, 2021	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.9%
Afterpay Ltd.(a)	384	$27,296
AGL Energy Ltd.	4,348	23,025
Ampol Ltd.	1,180	24,565
APA Group	4,572	32,082
Aristocrat Leisure Ltd.	952	29,174
ASX Ltd.	436	24,699
Aurizon Holdings Ltd.	11,312	32,102
AusNet Services Ltd.	20,504	27,422
Australia & New Zealand Banking Group Ltd.	1,388	28,258
BHP Group Ltd.	548	21,525
BHP Group PLC	932	30,175
BlueScope Steel Ltd.	1,940	34,403
Brambles Ltd.	2,988	25,582
Cochlear Ltd.	176	31,842
Coles Group Ltd.	1,748	22,496
Commonwealth Bank of Australia	404	29,616
Computershare Ltd.	2,892	33,251
Crown Resorts Ltd.(a)	2,828	17,942
CSL Ltd.	100	21,289
Dexus/AU	4,008	30,277
Domino’s Pizza Enterprises Ltd.	340	29,254
Endeavour Group Ltd./Australia(a)	816	3,970
Evolution Mining Ltd.	7,700	23,418
Fortescue Metals Group Ltd.	1,392	25,435
Glencore PLC	5,272	23,677
Goodman Group	1,708	28,408
GPT Group (The)	6,972	23,905
Insurance Australia Group Ltd.	8,432	30,070
James Hardie Industries PLC	784	26,451
Lendlease Corp. Ltd.	3,312	29,728
Macquarie Group Ltd.	224	25,865
Magellan Financial Group Ltd.	832	30,018
Medibank Pvt Ltd.	11,396	27,793
Mirvac Group	11,948	25,078
National Australia Bank Ltd.	1,376	26,240
Newcrest Mining Ltd.	1,124	21,724
Northern Star Resources Ltd.	3,416	25,453
Oil Search Ltd.	9,124	25,501
Orica Ltd.	2,788	25,429
Origin Energy Ltd.	7,972	24,085
Qantas Airways Ltd.(a)	8,756	29,517
QBE Insurance Group Ltd.	3,040	24,362
Ramsay Health Care Ltd.	668	31,592
REA Group Ltd.	224	26,684
Reece Ltd.	1,632	28,311
Rio Tinto Ltd.	264	25,875
Rio Tinto PLC	300	25,482
Santos Ltd.	4,896	23,104
Scentre Group	13,276	25,347
Seek Ltd.	1,252	27,083
Sonic Healthcare Ltd.	908	26,828
South32 Ltd.	10,992	24,087
Stockland	7,236	23,402
Suncorp Group Ltd.	3,272	27,789
Sydney Airport(a)	7,389	42,518
Tabcorp Holdings Ltd.	8,202	29,938
Telstra Corp. Ltd.	10,080	28,077
Transurban Group	2,036	21,475

Security	Shares	Value

Australia (continued)
Treasury Wine Estates Ltd.	3,044	$26,701
Vicinity Centres	24,212	27,667
Washington H Soul Pattinson & Co. Ltd.	1,192	28,698
Wesfarmers Ltd.	680	30,659
Westpac Banking Corp.	1,196	21,483
WiseTech Global Ltd.	1,448	32,844
Woodside Petroleum Ltd.	1,528	24,546
Woolworths Group Ltd.	816	23,343

		1,755,935

Austria — 0.5%
Erste Group Bank AG	648	25,111
OMV AG	424	22,894
Raiffeisen Bank International AG	1,232	29,130
Verbund AG	356	32,837
voestalpine AG	616	27,175

		137,147

Belgium — 1.3%
Ageas SA/NV	492	25,980
Anheuser-Busch InBev SA/NV	316	19,944
Elia Group SA/NV	268	31,675
Etablissements Franz Colruyt NV	420	23,880
Groupe Bruxelles Lambert SA	240	27,924
KBC Group NV	324	26,089
Proximus SADP	1,436	29,510
Sofina SA	80	37,511
Solvay SA	212	28,314
UCB SA	312	33,745
Umicore SA	548	34,013

		318,585

Canada — 9.8%
Agnico Eagle Mines Ltd.	364	23,548
Air Canada(a)	1,364	27,311
Algonquin Power & Utilities Corp.	2,360	37,606
Alimentation Couche-Tard Inc., Class B	696	28,055
AltaGas Ltd.	1,420	30,060
Atco Ltd., Class I, NVS	788	28,473
B2Gold Corp.	5,996	25,136
Ballard Power Systems Inc.(a)	1,972	31,929
Bank of Montreal	256	25,348
Bank of Nova Scotia (The)	320	19,973
Barrick Gold Corp.	936	20,377
Bausch Health Cos Inc.(a)	960	28,086
BCE Inc.	528	26,353
BlackBerry Ltd.(a)	3,444	35,058
Brookfield Asset Management Inc., Class A	532	28,719
Brookfield Renewable Corp., Class A	714	30,298
CAE Inc.(a)	1,060	32,345
Cameco Corp.	1,372	24,403
Canadian Apartment Properties REIT	616	30,785
Canadian Imperial Bank of Commerce	236	27,442
Canadian National Railway Co.	232	25,208
Canadian Natural Resources Ltd.	620	20,460
Canadian Pacific Railway Ltd.	340	25,247
Canadian Tire Corp. Ltd., Class A, NVS	156	24,000
Canadian Utilities Ltd., Class A, NVS	996	29,179
Canopy Growth Corp.(a)	1,140	21,592
CCL Industries Inc., Class B, NVS	520	29,822
Cenovus Energy Inc.	3,148	26,267
CGI Inc.(a)	360	32,748

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Constellation Software Inc.	20	$32,036
Dollarama Inc.	628	29,573
Emera Inc.	568	26,492
Empire Co. Ltd., Class A, NVS	868	28,504
Enbridge Inc.	792	31,220
Fairfax Financial Holdings Ltd.	68	28,644
First Quantum Minerals Ltd.	1,052	22,531
FirstService Corp.	168	31,292
Fortis Inc.	608	27,573
Franco-Nevada Corp.	200	31,989
George Weston Ltd.	320	33,185
GFL Environmental Inc.	952	33,163
Gildan Activewear Inc.	784	27,028
Great-West Lifeco Inc.	960	28,886
Hydro One Ltd.(b)	1,092	26,959
iA Financial Corp. Inc.	540	29,874
IGM Financial Inc.	748	26,398
Imperial Oil Ltd.	784	21,479
Intact Financial Corp.	204	27,797
Inter Pipeline Ltd.	1,734	27,770
Ivanhoe Mines Ltd., Class A(a)	3,740	27,759
Keyera Corp.	1,124	30,091
Kinross Gold Corp.	3,068	20,091
Kirkland Lake Gold Ltd.	588	25,144
Lightspeed POS Inc.(a)	488	41,787
Loblaw Companies Ltd.	450	30,442
Lundin Mining Corp.	2,496	22,747
Magna International Inc.	268	22,469
Manulife Financial Corp.	1,224	23,664
Metro Inc.	540	28,004
National Bank of Canada	304	23,268
Northland Power Inc.	820	28,775
Nutrien Ltd.	412	24,497
Nuvei Corp.(a)(b)	424	34,832
Onex Corp.	460	35,064
Open Text Corp.	608	31,579
Pan American Silver Corp.	812	22,799
Parkland Corp./Canada	792	25,209
Pembina Pipeline Corp.	1,004	33,188
Power Corp. of Canada	684	21,831
Quebecor Inc., Class B	912	23,860
Restaurant Brands International Inc.	396	27,018
RioCan REIT	1,768	32,013
Ritchie Bros Auctioneers Inc.	380	22,686
Rogers Communications Inc., Class B, NVS	504	25,725
Royal Bank of Canada	192	19,419
Saputo Inc.	952	27,470
Shaw Communications Inc., Class B, NVS	928	27,105
Shopify Inc., Class A(a)	24	36,031
Sun Life Financial Inc.	476	24,792
Suncor Energy Inc.	1,120	22,048
TC Energy Corp.	560	27,300
Teck Resources Ltd., Class B	1,024	23,376
TELUS Corp.	1,264	28,074
Thomson Reuters Corp.	272	28,822
TMX Group Ltd.	260	28,553
Toromont Industries Ltd.	344	29,070
Toronto-Dominion Bank (The)	280	18,617
West Fraser Timber Co. Ltd.	356	25,536
Wheaton Precious Metals Corp.	568	26,237

Security	Shares	Value

Canada (continued)
WSP Global Inc.	252	$29,912
Yamana Gold Inc.	5,204	23,317

		2,498,442

Denmark — 2.0%
Ambu A/S, Class B	752	27,821
AP Moller - Maersk A/S, Class A	4	10,694
AP Moller - Maersk A/S, Class B, NVS	8	22,202
Carlsberg A/S, Class B	144	26,609
Chr Hansen Holding A/S	332	29,859
Coloplast A/S, Class B	160	29,258
Danske Bank A/S	1,368	23,976
Demant A/S(a)	668	40,826
DSV Panalpina A/S	108	26,327
Genmab A/S(a)	72	32,542
GN Store Nord A/S	292	25,589
Novo Nordisk A/S, Class B	364	33,696
Novozymes A/S, Class B	404	31,740
Orsted A/S(b)	184	27,291
Pandora A/S	240	31,046
Rockwool International A/S, Class B	60	31,838
Tryg A/S	1,022	25,258
Vestas Wind Systems A/S	600	22,125

		498,697

Finland — 1.3%
Elisa OYJ	444	28,536
Fortum OYJ	788	21,710
Kesko OYJ, Class B	900	38,576
Kone OYJ, Class B	284	23,523
Neste OYJ	356	21,884
Nokia OYJ(a)	5,148	31,631
Nordea Bank Abp	2,633	30,833
Orion OYJ, Class B	576	24,518
Sampo OYJ, Class A	572	27,529
Stora Enso OYJ, Class R	1,404	27,801
UPM-Kymmene OYJ	736	30,077
Wartsila OYJ Abp	2,260	34,046

		340,664

France — 7.3%
Accor SA(a)	696	24,631
Aeroports de Paris(a)	188	22,789
Air Liquide SA	152	26,434
Airbus SE(a)	204	27,982
Alstom SA(a)	484	20,075
Amundi SA(b)	288	26,598
Arkema SA	208	26,475
Atos SE	472	22,572
AXA SA	1,000	25,897
BioMerieux	248	29,571
BNP Paribas SA	324	19,757
Bollore SA	5,472	30,579
Bouygues SA	568	21,891
Bureau Veritas SA	868	28,665
Capgemini SE	172	37,178
Carrefour SA	1,344	24,964
Cie. de Saint-Gobain	480	34,310
Cie. Generale des Etablissements Michelin SCA	160	26,135
CNP Assurances	1,572	26,721
Covivio	264	24,800
Credit Agricole SA	1,464	20,413

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Danone SA	336	$24,714
Dassault Aviation SA	24	28,576
Dassault Systemes SE	700	38,613
Edenred	464	26,956
Eiffage SA	240	24,467
Electricite de France SA	1,612	19,569
Engie SA	1,592	21,230
EssilorLuxottica SA	164	30,960
Eurazeo SE	340	32,933
Eurofins Scientific SE	280	33,491
Faurecia SE	556	24,816
Gecina SA	204	32,353
Getlink SE	1,740	27,872
Hermes International	28	42,806
Iliad SA	156	33,619
Ipsen SA	252	26,929
Kering SA	32	28,708
Klepierre SA	1,004	24,309
La Francaise des Jeux SAEM(b)	596	31,863
Legrand SA	272	30,653
L’Oreal SA	68	31,110
LVMH Moet Hennessy Louis Vuitton SE	36	28,824
Orange SA	1,744	19,409
Orpea SA	180	22,858
Pernod Ricard SA	120	26,485
Publicis Groupe SA	512	32,323
Remy Cointreau SA	132	28,997
Renault SA(a)	592	22,485
Safran SA	152	19,893
Sanofi	208	21,439
Sartorius Stedim Biotech	64	36,534
Schneider Electric SE	160	26,798
SCOR SE	692	19,325
SEB SA	150	24,924
Societe Generale SA	736	21,554
Sodexo SA(a)	300	25,562
Suez SA	1,224	28,552
Teleperformance	72	30,369
Thales SA	244	25,609
TotalEnergies SE	524	22,850
Ubisoft Entertainment SA(a)	444	28,147
Unibail-Rodamco-Westfield(a)	312	25,970
Valeo	944	27,296
Veolia Environnement SA	856	28,075
Vinci SA	220	23,292
Vivendi SE	752	25,407
Wendel SE	208	29,196
Worldline SA(a)(b)	269	25,178

		1,862,335

Germany — 5.7%
adidas AG	72	26,133
Allianz SE, Registered	92	22,868
Aroundtown SA	3,608	28,240
BASF SE	316	24,831
Bayer AG, Registered	396	23,593
Bayerische Motoren Werke AG	192	19,091
Bechtle AG	172	35,515
Beiersdorf AG	236	28,031
Brenntag SE	300	29,964
Carl Zeiss Meditec AG, Bearer	184	40,979

Security	Shares	Value

Germany (continued)
Commerzbank AG(a)	3,908	$25,167
Continental AG(a)	164	22,279
Covestro AG(b)	436	28,088
Daimler AG, Registered	296	26,415
Delivery Hero SE(a)(b)	204	30,496
Deutsche Bank AG, Registered(a)	1,896	23,901
Deutsche Boerse AG	152	25,363
Deutsche Lufthansa AG, Registered(a)(c)	2,120	23,944
Deutsche Post AG, Registered	384	26,024
Deutsche Telekom AG, Registered	1,232	25,569
Deutsche Wohnen SE	460	28,719
E.ON SE	2,156	26,505
Evonik Industries AG	816	28,372
Fresenius Medical Care AG & Co. KGaA	268	21,124
Fresenius SE & Co. KGaA	428	22,496
GEA Group AG	712	31,570
Hannover Rueck SE	136	22,859
HeidelbergCement AG	316	28,003
HelloFresh SE(a)	324	30,372
Henkel AG & Co. KGaA	76	6,910
Infineon Technologies AG	708	27,056
KION Group AG	280	29,734
Knorr-Bremse AG	200	22,648
LANXESS AG	368	26,652
LEG Immobilien SE	228	36,035
Merck KGaA	140	28,659
MTU Aero Engines AG	96	24,013
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	76	20,507
Nemetschek SE	376	33,181
Puma SE	236	28,950
Rational AG	28	30,490
RWE AG	576	20,480
SAP SE	196	28,128
Scout24 AG(b)	372	31,856
Siemens AG, Registered	164	25,589
Siemens Healthineers AG(b)	524	34,595
Symrise AG	192	28,310
TeamViewer AG(a)(b)	792	26,628
Telefonica Deutschland Holding AG	8,436	22,740
Uniper SE	700	27,330
United Internet AG, Registered	644	26,653
Volkswagen AG	8	2,655
Vonovia SE	492	32,757
Zalando SE(a)(b)	357	39,667

		1,438,734

Hong Kong — 3.7%
AIA Group Ltd.	1,600	19,145
Bank of East Asia Ltd. (The)	12,800	21,090
BOC Hong Kong Holdings Ltd.	6,000	19,268
Budweiser Brewing Co. APAC Ltd.(b)	7,200	20,094
Chow Tai Fook Jewellery Group Ltd.	17,600	36,898
CK Asset Holdings Ltd.	4,000	27,215
CK Hutchison Holdings Ltd.	4,000	29,225
CK Infrastructure Holdings Ltd.	4,000	24,147
CLP Holdings Ltd.	2,000	20,623
ESR Cayman Ltd.(a)(b)	8,800	30,930
Futu Holdings Ltd., ADR(a)(c)	220	22,541
Galaxy Entertainment Group Ltd.(a)	4,000	27,108
Hang Lung Properties Ltd.	12,000	31,061

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Hang Seng Bank Ltd.	1,600	$30,642
Henderson Land Development Co. Ltd.	8,464	37,816
HK Electric Investments & HK Electric Investments Ltd., Class SS	26,000	26,369
HKT Trust & HKT Ltd., Class SS	20,000	27,186
Hong Kong & China Gas Co. Ltd.	16,676	27,121
Hong Kong Exchanges & Clearing Ltd.	300	19,173
Hongkong Land Holdings Ltd.	5,600	25,407
Jardine Matheson Holdings Ltd.	400	23,798
Link REIT	2,800	26,758
Melco Resorts & Entertainment Ltd., ADR(a)	1,444	20,100
MTR Corp. Ltd.	4,000	23,715
New World Development Co. Ltd.	4,000	18,963
Power Assets Holdings Ltd.	4,000	25,861
Sands China Ltd.(a)	6,400	21,799
Sino Land Co. Ltd.	18,000	27,583
SJM Holdings Ltd.(a)	20,000	18,038
Sun Hung Kai Properties Ltd.	2,000	28,611
Swire Pacific Ltd., Class A	4,000	24,847
Swire Properties Ltd.	8,800	25,029
Techtronic Industries Co. Ltd.	2,000	35,665
WH Group Ltd.(b)	32,000	26,514
Wharf Real Estate Investment Co. Ltd.	4,000	22,591
Wynn Macau Ltd.(a)	19,200	24,607
Xinyi Glass Holdings Ltd.	8,000	29,899

		947,437

Ireland — 0.6%
CRH PLC	584	29,188
Flutter Entertainment PLC, Class DI(a)	140	23,866
Kerry Group PLC, Class A	172	25,504
Kingspan Group PLC	264	28,709
Smurfit Kappa Group PLC	592	33,397

		140,664

Israel — 1.4%
Azrieli Group Ltd.	368	29,309
Bank Hapoalim BM(a)	2,760	21,964
Bank Leumi Le-Israel BM(a)	4,260	32,551
Check Point Software Technologies Ltd.(a)	232	29,487
CyberArk Software Ltd.(a)	248	35,223
Elbit Systems Ltd.	192	25,284
ICL Group Ltd.	3,936	28,682
Isracard Ltd.(a)	1	2
Israel Discount Bank Ltd., Class A(a)	5,660	26,514
Mizrahi Tefahot Bank Ltd.(a)	872	26,427
Nice Ltd.(a)	112	31,168
Teva Pharmaceutical Industries Ltd., ADR(a)	2,676	25,823
Wix.com Ltd.(a)	120	35,837

		348,271

Italy — 2.4%
Amplifon SpA	700	34,569
Assicurazioni Generali SpA	1,180	23,527
Atlantia SpA(a)	1,344	24,378
CNH Industrial NV	1,464	24,445
DiaSorin SpA	168	34,096
Enel SpA	2,432	22,412
Eni SpA	2,440	28,855
Ferrari NV	104	22,666
FinecoBank Banca Fineco SpA(a)	1,989	35,616
Infrastrutture Wireless Italiane SpA(b)	2,004	22,638

Security	Shares	Value

Italy (continued)
Intesa Sanpaolo SpA	10,392	$28,708
Mediobanca Banca di Credito Finanziario SpA(a)	2,640	30,900
Moncler SpA	432	29,671
Nexi SpA(a)(b)	1,316	28,196
Poste Italiane SpA(b)	2,188	28,953
Prysmian SpA	740	26,532
Recordati Industria Chimica e Farmaceutica SpA	564	34,884
Snam SpA	4,368	26,421
Telecom Italia SpA/Milano	34,620	15,160
Tenaris SA	2,160	22,008
Terna SPA	3,360	26,666
UniCredit SpA	2,320	27,750

		599,051

Japan — 29.8%
ABC-Mart Inc.	400	22,055
Acom Co. Ltd.	8,000	32,836
Advantest Corp.	400	35,312
Aeon Co. Ltd.	800	21,892
AGC Inc.	800	34,210
Aisin Corp.	800	32,387
Ajinomoto Co. Inc.	1,200	30,572
ANA Holdings Inc.(a)	1,200	28,120
Asahi Group Holdings Ltd.	800	35,996
Asahi Intecc Co. Ltd.	1,200	32,517
Asahi Kasei Corp.	2,400	26,172
Astellas Pharma Inc.	1,600	25,484
Azbil Corp.	800	31,198
Bandai Namco Holdings Inc.	400	25,882
Bridgestone Corp.	800	35,244
Brother Industries Ltd.	1,600	32,561
Canon Inc.	1,200	27,634
Capcom Co. Ltd.	800	21,997
Casio Computer Co. Ltd.	1,600	26,078
Central Japan Railway Co.	200	29,093
Chiba Bank Ltd. (The)	4,400	25,030
Chubu Electric Power Co. Inc.	2,000	24,001
Chugai Pharmaceutical Co. Ltd.	800	29,480
Concordia Financial Group Ltd.	7,200	25,774
Cosmos Pharmaceutical Corp.	400	67,901
CyberAgent Inc.	1,600	28,798
Dai Nippon Printing Co. Ltd.	1,200	28,278
Daifuku Co. Ltd.	400	35,844
Dai-ichi Life Holdings Inc.	1,200	22,086
Daiichi Sankyo Co. Ltd.	1,200	23,765
Daito Trust Construction Co. Ltd.	400	46,996
Daiwa House Industry Co. Ltd.	800	24,528
Daiwa House REIT Investment Corp.	12	35,728
Daiwa Securities Group Inc.	5,600	29,447
Denso Corp.	400	27,480
Dentsu Group Inc.	800	27,803
Disco Corp.	100	28,556
East Japan Railway Co.	400	26,649
Eisai Co. Ltd.	400	32,901
ENEOS Holdings Inc.	7,250	30,454
Fuji Electric Co. Ltd.	800	35,011
FUJIFILM Holdings Corp.	400	28,705
Fujitsu Ltd.	100	17,013
GLP J-REIT	16	28,659
GMO Payment Gateway Inc.	200	25,709
Hakuhodo DY Holdings Inc.	1,600	24,337

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hamamatsu Photonics KK	400	$22,240
Hankyu Hanshin Holdings Inc.	800	23,657
Harmonic Drive Systems Inc.	400	22,127
Hino Motors Ltd.	3,200	28,053
Hirose Electric Co. Ltd.	200	29,961
Hisamitsu Pharmaceutical Co. Inc.	400	17,520
Hitachi Construction Machinery Co. Ltd.	800	22,604
Hitachi Ltd.	400	23,008
Hitachi Metals Ltd.(a)	1,600	31,246
Honda Motor Co. Ltd.	800	25,694
Hoshizaki Corp.	400	33,589
Hoya Corp.	400	56,468
Hulic Co. Ltd.	2,800	31,855
Ibiden Co. Ltd.	800	42,380
Idemitsu Kosan Co. Ltd.	1,264	29,754
Iida Group Holdings Co. Ltd.	1,200	28,957
Inpex Corp.	4,400	31,207
Isuzu Motors Ltd.	2,400	32,015
Ito En Ltd.	400	23,602
Itochu Corp.	800	23,679
Itochu Techno-Solutions Corp.	800	24,540
Japan Airlines Co. Ltd.(a)	1,200	25,017
Japan Exchange Group Inc.	1,200	27,294
Japan Metropolitan Fund Invest	32	33,521
Japan Post Bank Co. Ltd.	2,800	23,766
Japan Post Holdings Co. Ltd.	2,800	23,768
Japan Post Insurance Co. Ltd.	1,600	28,366
Japan Real Estate Investment Corp.	4	25,122
Japan Tobacco Inc.	1,200	23,448
JFE Holdings Inc.	2,000	24,320
JSR Corp.	800	26,816
Kajima Corp.	2,000	25,746
Kakaku.com Inc.	1,200	32,747
Kansai Electric Power Co. Inc. (The)	2,800	26,412
Kansai Paint Co. Ltd.	1,200	29,471
Kao Corp.	400	24,085
KDDI Corp.	800	24,467
Keio Corp.	400	22,406
Keisei Electric Railway Co. Ltd.	800	23,826
Kikkoman Corp.	400	24,495
Kintetsu Group Holdings Co. Ltd.(a)	800	27,033
Kirin Holdings Co. Ltd.	1,200	21,949
Kobayashi Pharmaceutical Co. Ltd.	400	31,906
Kobe Bussan Co. Ltd.	1,200	40,404
Koei Tecmo Holdings Co. Ltd.	550	25,841
Koito Manufacturing Co. Ltd.	400	24,480
Komatsu Ltd.	800	20,047
Konami Holdings Corp.	400	22,154
Kose Corp.	100	15,801
Kubota Corp.	1,200	25,094
Kurita Water Industries Ltd.	800	38,855
Kyocera Corp.	400	24,717
Kyowa Kirin Co. Ltd.	800	26,041
Lasertec Corp.	100	18,773
Lawson Inc.	800	40,208
Lion Corp.	1,600	27,695
Lixil Corp.	1,200	32,748
M3 Inc.	400	26,163
Makita Corp.	800	41,599
Marubeni Corp.	3,200	27,237

Security	Shares	Value

Japan (continued)
Mazda Motor Corp.(a)	4,000	$39,460
McDonald’s Holdings Co. Japan Ltd.	800	36,053
Medipal Holdings Corp.	1,600	30,133
MEIJI Holdings Co. Ltd.	400	24,760
Mercari Inc.(a)	800	41,873
Minebea Mitsumi Inc.	1,200	32,401
Misumi Group Inc.	800	27,884
Mitsubishi Chemical Holdings Corp.	4,000	33,564
Mitsubishi Corp.	800	22,439
Mitsubishi Electric Corp.	1,600	21,708
Mitsubishi Estate Co. Ltd.	2,000	31,374
Mitsubishi Gas Chemical Co. Inc.	1,200	24,997
Mitsubishi HC Capital Inc.	5,200	28,362
Mitsubishi Heavy Industries Ltd.	800	23,115
Mitsubishi UFJ Financial Group Inc.	5,200	27,470
Mitsui & Co. Ltd.	1,200	27,543
Mitsui Chemicals Inc.	800	25,511
Mitsui Fudosan Co. Ltd.	1,200	28,065
Miura Co. Ltd.	800	35,327
Mizuho Financial Group Inc.	1,600	22,863
MonotaRO Co. Ltd.	1,200	27,603
MS&AD Insurance Group Holdings Inc.	800	24,729
Murata Manufacturing Co. Ltd.	400	33,194
Nabtesco Corp.	800	30,301
NEC Corp.	800	40,574
Nexon Co. Ltd.	1,200	24,691
NGK Insulators Ltd.	1,600	25,624
NH Foods Ltd.	800	32,267
Nidec Corp.	400	44,897
Nihon M&A Center Inc.	1,200	33,419
Nippon Building Fund Inc.	4	25,851
Nippon Express Co. Ltd.	400	29,220
Nippon Paint Holdings Co. Ltd.	1,600	20,423
Nippon Prologis REIT Inc.	8	26,716
Nippon Sanso Holdings Corp.	1,600	35,418
Nippon Shinyaku Co. Ltd.	400	30,093
Nippon Steel Corp.	1,200	20,817
Nippon Telegraph & Telephone Corp.	1,200	30,730
Nippon Yusen KK	800	43,226
Nissan Chemical Corp.	400	19,605
Nissan Motor Co. Ltd.(a)	5,600	32,501
Nisshin Seifun Group Inc.	1,600	25,796
Nissin Foods Holdings Co. Ltd.	400	28,464
Nitto Denko Corp.	400	29,719
Nomura Holdings Inc.	4,800	24,036
Nomura Real Estate Holdings Inc.	1,200	29,756
Nomura Real Estate Master Fund Inc.	20	31,779
Nomura Research Institute Ltd.	860	27,675
NSK Ltd.	2,800	23,108
NTT Data Corp.	2,000	30,979
Obayashi Corp.	3,200	26,167
Odakyu Electric Railway Co. Ltd.	1,200	28,639
Oji Holdings Corp.	5,200	29,981
Olympus Corp.	1,200	24,695
Omron Corp.	400	34,230
Ono Pharmaceutical Co. Ltd.	1,200	27,394
Oracle Corp. Japan	400	29,880
Oriental Land Co. Ltd.	400	54,800
ORIX Corp.	1,600	27,993
Orix JREIT Inc.	16	30,529

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Osaka Gas Co. Ltd.	1,200	$22,419
Otsuka Corp.	400	20,784
Otsuka Holdings Co. Ltd.	800	31,799
Pan Pacific International Holdings Corp.	1,200	25,049
Panasonic Corp.	2,400	28,980
PeptiDream Inc.(a)	800	33,017
Persol Holdings Co. Ltd.	1,600	32,281
Pigeon Corp.	800	23,035
Pola Orbis Holdings Inc.	1,200	28,685
Rakuten Group Inc.	2,400	26,410
Recruit Holdings Co. Ltd.	400	20,732
Renesas Electronics Corp.(a)	2,800	30,390
Resona Holdings Inc.	6,800	25,532
Ricoh Co. Ltd.	2,400	26,224
Rinnai Corp.	400	37,160
Rohm Co. Ltd.	400	39,023
Ryohin Keikaku Co. Ltd.	1,200	24,343
Santen Pharmaceutical Co. Ltd.	2,400	32,520
SBI Holdings Inc.	1,200	28,726
SCSK Corp.	400	24,108
Secom Co. Ltd.	400	30,276
Seiko Epson Corp.	2,000	34,412
Sekisui Chemical Co. Ltd.	1,600	27,609
Sekisui House Ltd.	1,200	23,767
Seven & i Holdings Co. Ltd.	400	17,848
SG Holdings Co. Ltd.	1,200	32,267
Sharp Corp.	1,600	24,575
Shimadzu Corp.	800	32,264
Shimano Inc.	100	25,598
Shimizu Corp.	3,600	26,512
Shin-Etsu Chemical Co. Ltd.	100	16,313
Shionogi & Co. Ltd.	400	21,066
Shiseido Co. Ltd.	400	26,734
Shizuoka Bank Ltd. (The)	4,000	28,887
Softbank Corp.	2,000	26,122
SoftBank Group Corp.	400	25,154
Sohgo Security Services Co. Ltd.	800	37,409
Sompo Holdings Inc.	800	33,074
Sony Group Corp.	400	41,787
Square Enix Holdings Co. Ltd.	400	20,755
Stanley Electric Co. Ltd.	1,200	31,312
Subaru Corp.	1,200	23,576
SUMCO Corp.	1,200	27,754
Sumitomo Chemical Co. Ltd.	5,200	27,069
Sumitomo Corp.	2,000	27,180
Sumitomo Dainippon Pharma Co. Ltd.	1,600	27,704
Sumitomo Electric Industries Ltd.	2,000	28,413
Sumitomo Metal Mining Co. Ltd.	800	32,422
Sumitomo Mitsui Financial Group Inc.	800	26,967
Sumitomo Mitsui Trust Holdings Inc.	800	26,261
Sumitomo Realty & Development Co. Ltd.	800	26,075
Suntory Beverage & Food Ltd.	800	28,050
Suzuki Motor Corp.	800	32,548
Sysmex Corp.	400	47,596
T&D Holdings Inc.	2,000	25,589
Taisei Corp.	800	26,961
Taisho Pharmaceutical Holdings Co. Ltd.	400	22,401
Takeda Pharmaceutical Co. Ltd.	851	28,327
TDK Corp.	200	22,820
Terumo Corp.	800	31,049

Security	Shares	Value

Japan (continued)
THK Co. Ltd.	800	$22,919
TIS Inc.	1,200	31,123
Tobu Railway Co. Ltd.	1,200	31,205
Toho Co. Ltd.	800	34,828
Toho Gas Co. Ltd.	400	19,443
Tohoku Electric Power Co. Inc.	3,200	24,244
Tokio Marine Holdings Inc.	400	19,064
Tokyo Century Corp.	400	22,013
Tokyo Electric Power Co. Holdings Inc.(a)	8,800	23,454
Tokyo Gas Co. Ltd.	1,600	30,286
Tokyu Corp.	2,000	26,805
Toppan Inc.	1,600	27,141
Toray Industries Inc.	4,400	28,970
Toshiba Corp.	800	34,433
Tosoh Corp.	1,600	28,078
TOTO Ltd.	400	20,740
Toyo Suisan Kaisha Ltd.	800	30,542
Toyota Industries Corp.	400	33,554
Toyota Motor Corp.	400	35,910
Toyota Tsusho Corp.	800	37,772
Trend Micro Inc.	800	41,650
Tsuruha Holdings Inc.	400	47,226
Unicharm Corp.	800	32,110
United Urban Investment Corp.	20	29,420
USS Co. Ltd.	3,200	55,705
Welcia Holdings Co. Ltd.	800	27,232
West Japan Railway Co.	400	21,733
Yakult Honsha Co. Ltd.	400	23,638
Yamada Holdings Co. Ltd.	5,600	26,457
Yamaha Corp.	400	22,166
Yamaha Motor Co. Ltd.	1,200	30,049
Yamato Holdings Co. Ltd.	1,200	34,584
Yaskawa Electric Corp.	800	39,613
Yokogawa Electric Corp.	1,600	24,615
Z Holdings Corp.	6,800	34,035
ZOZO Inc.	800	27,247

		7,572,312

Netherlands — 3.0%
ABN AMRO Bank NV, CVA(a)(b)	2,324	27,090
Adyen NV(a)(b)	12	32,521
Aegon NV	6,544	27,862
Akzo Nobel NV	224	27,670
ArcelorMittal SA	752	26,264
Argenx SE(a)	92	28,095
ASM International NV	88	31,232
ASML Holding NV	33	25,225
Davide Campari-Milano NV	2,092	29,410
EXOR NV	332	27,276
Heineken Holding NV	232	22,822
Heineken NV	204	23,756
ING Groep NV	2,080	26,688
InPost SA(a)	1,788	35,059
JDE Peet’s NV	712	23,970
Just Eat Takeaway.com NV(a)(b)	340	30,192
Koninklijke Ahold Delhaize NV	848	26,360
Koninklijke DSM NV	148	29,834
Koninklijke KPN NV	7,496	24,597
Koninklijke Philips NV	452	20,841
Koninklijke Vopak NV	648	27,438
NN Group NV	552	27,443

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Prosus NV	220	$19,628
QIAGEN NV(a)	552	29,583
Randstad NV	392	28,440
Royal Dutch Shell PLC, Class A	924	18,573
Royal Dutch Shell PLC, Class B	632	12,488
Stellantis NV	1,340	25,697
Wolters Kluwer NV	288	32,833

		768,887

New Zealand — 0.9%
a2 Milk Co. Ltd. (The)(a)	7,536	32,765
Auckland International Airport Ltd.(a)	4,688	23,653
Fisher & Paykel Healthcare Corp. Ltd.	1,020	22,452
Mercury NZ Ltd.	6,076	27,956
Meridian Energy Ltd.	7,808	28,389
Ryman Healthcare Ltd.	2,352	21,603
Spark New Zealand Ltd.	10,696	35,305
Xero Ltd.(a)	280	29,051

		221,174

Norway — 1.1%
Adevinta ASA(a)	1,588	30,533
DNB Bank ASA	1,268	25,985
Equinor ASA	1,210	23,570
Gjensidige Forsikring ASA	1,096	25,080
Mowi ASA	1,196	30,474
Norsk Hydro ASA	4,228	28,129
Orkla ASA	2,493	22,642
Schibsted ASA, Class A	228	12,085
Schibsted ASA, Class B	432	19,970
Telenor ASA	1,336	23,196
Yara International ASA	568	29,937

		271,601

Portugal — 0.4%
EDP - Energias de Portugal SA	4,397	22,807
EDP Renovaveis SA	1,248	29,313
Galp Energia SGPS SA	2,380	23,209
Jeronimo Martins SGPS SA	1,276	25,997

		101,326

Singapore — 2.2%
Ascendas REIT	16,007	36,836
CapitaLand Integrated Commercial Trust	16,403	25,992
CapitaLand Ltd.	10,000	29,710
City Developments Ltd.	6,000	30,267
DBS Group Holdings Ltd.	1,200	26,852
Genting Singapore Ltd.	47,600	28,403
Keppel Corp. Ltd.	6,800	27,491
Mapletree Commercial Trust	16,800	26,747
Mapletree Logistics Trust	21,881	34,068
Oversea-Chinese Banking Corp. Ltd.	2,800	25,332
Sea Ltd., ADR(a)	104	28,721
Singapore Airlines Ltd.(a)	8,000	29,992
Singapore Exchange Ltd.	2,600	22,750
Singapore Technologies Engineering Ltd.	15,200	44,888
Singapore Telecommunications Ltd.	14,800	24,806
United Overseas Bank Ltd.	1,200	23,200
UOL Group Ltd.	5,600	30,097
Venture Corp. Ltd.	2,000	28,054
Wilmar International Ltd.	7,200	23,058

		547,264

Security	Shares	Value

Spain — 1.7%
ACS Actividades de Construccion y Servicios SA	866	$22,779
Aena SME SA(a)(b)	132	21,021
Amadeus IT Group SA(a)	364	23,871
Banco Bilbao Vizcaya Argentaria SA	4,136	26,476
Banco Santander SA	6,880	25,202
CaixaBank SA	8,944	26,563
Cellnex Telecom SA(b)	549	35,804
Enagas SA	433	9,945
Endesa SA	1,156	28,080
Ferrovial SA	890	26,411
Grifols SA	868	22,075
Iberdrola SA	2,007	24,154
Industria de Diseno Textil SA	760	25,776
Naturgy Energy Group SA	1,056	27,255
Red Electrica Corp. SA	870	17,234
Repsol SA	1,984	21,731
Siemens Gamesa Renewable Energy SA(a)	896	24,988
Telefonica SA	5,801	26,539

		435,904

Sweden — 4.0%
Alfa Laval AB	732	30,569
Assa Abloy AB, Class B	936	30,023
Atlas Copco AB, Class A	300	20,317
Atlas Copco AB, Class B	172	9,780
Boliden AB	724	28,216
Electrolux AB, Series B	968	25,423
Embracer Group AB(a)	1,016	26,296
Epiroc AB, Class A	832	19,381
Epiroc AB, Class B	568	11,412
EQT AB	916	44,153
Essity AB, Class B	816	26,698
Evolution AB(b)	152	26,448
Fastighets AB Balder, Class B(a)	392	27,051
H & M Hennes & Mauritz AB, Class B(a)	1,152	24,084
Hexagon AB, Class B	2,072	34,299
Husqvarna AB, Class B	2,216	31,010
ICA Gruppen AB	504	24,912
Industrivarden AB, Class A	304	12,130
Industrivarden AB, Class C	388	14,853
Investment AB Latour, Class B	840	32,829
Investor AB, Class B	1,344	33,283
Kinnevik AB, Class B	500	21,798
L E Lundbergforetagen AB, Class B	436	31,112
Lundin Energy AB	820	25,563
Nibe Industrier AB, Class B	3,392	40,534
Sandvik AB	1,040	27,119
Securitas AB, Class B	1,368	24,122
Sinch AB.(a)(b)	1,800	36,298
Skandinaviska Enskilda Banken AB, Class A	2,208	29,863
Skanska AB, Class B	1,008	28,455
SKF AB, Class B	984	26,181
Svenska Cellulosa AB SCA, Class B	1,444	26,859
Svenska Handelsbanken AB, Class A	2,360	26,596
Swedbank AB, Class A	1,264	24,615
Swedish Match AB	2,800	25,074
Tele2 AB, Class B	1,872	27,498
Telefonaktiebolaget LM Ericsson, Class B	2,048	23,622
Telia Co. AB	6,328	27,757

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Volvo AB, Class B	880	$20,752

		1,026,985

Switzerland — 4.5%
ABB Ltd., Registered	696	25,445
Adecco Group AG, Registered	400	23,954
Alcon Inc.	340	24,752
Baloise Holding AG, Registered	192	30,273
Banque Cantonale Vaudoise, Registered	300	26,782
Barry Callebaut AG, Registered	12	30,416
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	4	44,820
Cie. Financiere Richemont SA, Class A, Registered	268	34,296
Clariant AG, Registered	1,188	24,715
Coca-Cola HBC AG, Class DI	792	29,908
Credit Suisse Group AG, Registered	2,536	25,460
EMS-Chemie Holding AG, Registered	28	31,040
Geberit AG, Registered	44	36,127
Givaudan SA, Registered	8	39,930
Holcim Ltd.	428	25,090
Julius Baer Group Ltd.	468	30,889
Kuehne + Nagel International AG, Registered	76	25,637
Logitech International SA, Registered	300	32,961
Lonza Group AG, Registered	40	31,145
Nestle SA, Registered	184	23,300
Novartis AG, Registered	396	36,621
Partners Group Holding AG	16	27,334
Roche Holding AG, NVS	101	39,017
Schindler Holding AG, Participation Certificates, NVS	56	18,129
Schindler Holding AG, Registered	20	6,232
SGS SA, Registered	8	25,893
Siemens Energy AG(a)	822	22,362
Sika AG, Registered	80	28,182
Sonova Holding AG, Registered	96	37,693
STMicroelectronics NV	644	26,503
Straumann Holding AG, Registered	20	37,080
Swatch Group AG (The), Bearer	76	25,352
Swatch Group AG (The), Registered	104	6,754
Swiss Life Holding AG, Registered	56	28,885
Swiss Prime Site AG, Registered	236	25,130
Swiss Re AG	244	22,121
Swisscom AG, Registered	44	26,444
Temenos AG, Registered	200	31,770
UBS Group AG, Registered	1,540	25,373
Vifor Pharma AG	192	26,851
Zurich Insurance Group AG	52	20,965

		1,141,631

United Kingdom — 8.7%
3i Group PLC	1,668	29,646
Abrdn PLC	6,760	26,668
Admiral Group PLC	676	31,933
Anglo American PLC	520	23,043
Antofagasta PLC	1,168	24,251
Ashtead Group PLC	356	26,639
Associated British Foods PLC	872	24,248
AstraZeneca PLC	188	21,603
Auto Trader Group PLC(a)(b)	3,356	30,406
AVEVA Group PLC	640	34,920
Aviva PLC	5,144	27,627
BAE Systems PLC	3,404	27,292

Security	Shares	Value

United Kingdom (continued)
Barclays PLC	11,128	$26,920
Barratt Developments PLC	2,672	26,113
Berkeley Group Holdings PLC	388	26,123
BP PLC	6,860	27,536
British American Tobacco PLC	556	20,679
British Land Co. PLC (The)	3,696	26,167
BT Group PLC(a)	10,788	25,985
Bunzl PLC	756	28,008
Burberry Group PLC	1,116	32,011
Coca-Cola Europacific Partners PLC	388	24,079
Compass Group PLC(a)	1,272	26,877
Croda International PLC	308	36,055
DCC PLC	324	27,126
Diageo PLC	584	28,958
Direct Line Insurance Group PLC	6,024	24,902
Entain PLC(a)	1,268	31,974
Evraz PLC	2,616	22,351
Experian PLC	604	26,592
Ferguson PLC	220	30,842
GlaxoSmithKline PLC	1,156	22,824
Halma PLC	760	30,507
Hargreaves Lansdown PLC	1,216	27,580
Hikma Pharmaceuticals PLC	700	25,740
HSBC Holdings PLC	4,260	23,516
Imperial Brands PLC	1,104	23,637
Informa PLC(a)	3,052	20,971
InterContinental Hotels Group PLC(a)	400	26,417
Intertek Group PLC	372	26,652
J Sainsbury PLC	6,060	23,863
JD Sports Fashion PLC	2,256	28,110
Johnson Matthey PLC	640	26,454
Kingfisher PLC	6,228	31,990
Land Securities Group PLC	2,604	25,630
Legal & General Group PLC	6,652	24,097
Lloyds Banking Group PLC	36,468	23,058
London Stock Exchange Group PLC	224	23,357
M&G PLC	8,084	25,313
Melrose Industries PLC	10,768	23,929
Mondi PLC	1,064	29,498
National Grid PLC	1,808	23,117
Natwest Group PLC	10,984	30,829
Next PLC(a)	284	31,110
Ocado Group PLC(a)	860	22,160
Pearson PLC	2,316	27,909
Persimmon PLC	656	26,461
Phoenix Group Holdings PLC	2,712	25,557
Prudential PLC	1,280	24,037
Reckitt Benckiser Group PLC	252	19,278
RELX PLC	964	28,336
Rentokil Initial PLC	4,580	36,079
Rolls-Royce Holdings PLC(a)	18,504	25,556
Sage Group PLC (The)	2,884	28,112
Schroders PLC	632	32,096
Segro PLC	1,868	31,577
Severn Trent PLC	700	27,210
Smith & Nephew PLC	1,084	22,121
Smiths Group PLC	1,212	26,187
Spirax-Sarco Engineering PLC	164	34,169
SSE PLC	1,224	24,541
St. James’s Place PLC	1,852	40,803

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Standard Chartered PLC	3,820	$22,900
Taylor Wimpey PLC	10,792	24,673
Tesco PLC	8,964	29,020
Unilever PLC	504	29,006
United Utilities Group PLC	1,936	28,826
Vodafone Group PLC	13,212	21,244
Whitbread PLC(a)	608	25,698
Wm Morrison Supermarkets PLC	10,104	37,583
WPP PLC	2,208	28,556

		2,195,468

Total Common Stocks — 99.2% (Cost: $22,203,758)		25,168,514

Preferred Stocks

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, NVS	40	3,433
Fuchs Petrolub SE, Preference Shares, NVS	464	23,120
Henkel AG & Co. KGaA, Preference Shares, NVS	188	19,060
Porsche Automobil Holding SE, Preference Shares, NVS	292	31,604
Sartorius AG, Preference Shares, NVS	52	31,456
Volkswagen AG, Preference Shares, NVS	84	20,460

		129,133

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	18,765	8,749

Total Preferred Stocks — 0.5% (Cost: $110,286)		137,882

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	36,165	$36,183

Total Short-Term Investments — 0.1% (Cost: $36,183)		36,183

Total Investments in Securities — 99.8% (Cost: $22,350,227)		25,342,579

Other Assets, Less Liabilities — 0.2%		41,898

Net Assets — 100.0%		$25,384,477

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$243,126	$—		$(206,835	)(a)	$13	$(121)	$36,183	36,165	$1,983	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	0	(a)	—		—	—	—	—	1		—

						$13	$(121)	$36,183		$1,984		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	1	09/09/21	$17	$(348)

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Size Factor ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Euro STOXX 50 Index	1	09/17/21	$49	$95

				$(253)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$95

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$348

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$26,187

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,783

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$98,780

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Size Factor ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,105,510	$22,063,004	$—	$25,168,514
Preferred Stocks	—	137,882	—	137,882
Money Market Funds	36,183	—	—	36,183

	$3,141,693	$22,200,886	$—	$25,342,579

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$95	$—	$95
Liabilities
Futures Contracts	—	(348)	—	(348)

	$—	$(253)	$—	$(253)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.0%
AGL Energy Ltd.	85,192	$451,146
Aurizon Holdings Ltd.	215,917	612,752
BHP Group PLC	183,283	5,934,032
BlueScope Steel Ltd.	67,098	1,189,870
Computershare Ltd.	76,350	877,849
Fortescue Metals Group Ltd.	289,406	5,288,201
Glencore PLC	1,678,852	7,539,976
Origin Energy Ltd.	276,146	834,302
Rio Tinto Ltd.	33,777	3,310,482
Rio Tinto PLC	169,714	14,415,576
Santos Ltd.	103,659	489,155
Sonic Healthcare Ltd.	44,783	1,323,176
South32 Ltd.	803,971	1,761,734
Stockland	399,330	1,291,480

		45,319,731

Austria — 0.3%
Erste Group Bank AG	29,906	1,158,875
OMV AG	19,653	1,061,139
Raiffeisen Bank International AG	36,782	869,701
voestalpine AG	14,229	627,721

		3,717,436

Belgium — 0.8%
Anheuser-Busch InBev SA/NV	77,069	4,863,987
Etablissements Franz Colruyt NV	3,269	185,867
Proximus SADP	15,987	328,537
Solvay SA	7,844	1,047,617
UCB SA	18,355	1,985,227

		8,411,235

Canada — 3.2%
AltaGas Ltd.	54,756	1,159,110
Atco Ltd., Class I, NVS	5,549	200,504
B2Gold Corp.	72,782	305,106
Bausch Health Cos Inc.(a)	94,244	2,757,219
Canadian Tire Corp. Ltd., Class A, NVS	5,098	784,314
CGI Inc.(a)	31,396	2,855,989
Empire Co. Ltd., Class A, NVS	30,369	997,289
Fairfax Financial Holdings Ltd.	2,499	1,052,681
George Weston Ltd.	13,661	1,416,688
iA Financial Corp. Inc.	8,640	477,984
Kinross Gold Corp.	165,923	1,086,559
Kirkland Lake Gold Ltd.	16,273	695,868
Loblaw Companies Ltd.	30,544	2,066,298
Lundin Mining Corp.	67,352	613,812
Magna International Inc.	36,829	3,087,779
Manulife Financial Corp.	228,952	4,426,357
Metro Inc.	30,001	1,555,839
Open Text Corp.	76,360	3,966,117
Power Corp. of Canada	54,261	1,731,864
Teck Resources Ltd., Class B	145,406	3,319,303
West Fraser Timber Co. Ltd.	10,502	753,306
Yamana Gold Inc.	72,938	326,806

		35,636,792

Denmark — 0.6%
AP Moller - Maersk A/S, Class A	596	1,593,349
AP Moller - Maersk A/S, Class B, NVS	1,242	3,446,826
Danske Bank A/S	110,112	1,929,824

		6,969,999

Security	Shares	Value

Finland — 1.2%
Fortum OYJ	63,493	$1,749,249
Nokia OYJ(a)	1,920,564	11,800,597

		13,549,846

France — 10.5%
Atos SE	56,917	2,721,924
AXA SA	277,382	7,183,368
BNP Paribas SA	218,231	13,307,537
Bollore SA	75,437	421,566
Bouygues SA	46,238	1,782,079
Capgemini SE	31,592	6,828,695
Carrefour SA	170,712	3,170,851
Cie. de Saint-Gobain	112,608	8,049,023
Cie. Generale des Etablissements Michelin SCA	20,437	3,338,227
CNP Assurances	41,586	706,886
Credit Agricole SA	223,298	3,113,559
Danone SA	60,956	4,483,526
Dassault Aviation SA	238	283,375
Eiffage SA	13,807	1,407,550
Electricite de France SA	160,291	1,945,859
Engie SA	452,447	6,033,519
Faurecia SE	19,634	876,314
Iliad SA	786	169,387
Ipsen SA	5,433	580,573
Orange SA	349,230	3,886,627
Publicis Groupe SA	34,561	2,181,857
Renault SA(a)	50,252	1,908,603
Sanofi	193,499	19,944,562
SCOR SE	15,966	445,876
Societe Generale SA	225,148	6,593,617
Thales SA	11,228	1,178,432
TotalEnergies SE	222,688	9,710,691
Valeo	12,098	349,824
Vinci SA	46,840	4,959,158

		117,563,065

Germany — 6.9%
Bayer AG, Registered	248,625	14,812,827
Bayerische Motoren Werke AG	63,767	6,340,433
Commerzbank AG(a)	240,420	1,548,291
Continental AG(a)	12,264	1,666,004
Covestro AG(b)	10,479	675,070
Daimler AG, Registered	149,287	13,322,285
Deutsche Bank AG, Registered(a)	355,063	4,476,015
Deutsche Telekom AG, Registered	275,634	5,720,549
Evonik Industries AG	14,933	519,222
Fresenius Medical Care AG & Co. KGaA	32,108	2,530,791
Fresenius SE & Co. KGaA	88,049	4,627,852
HeidelbergCement AG	30,942	2,742,009
Henkel AG & Co. KGaA	11,668	1,060,912
LANXESS AG	5,500	398,329
Merck KGaA	13,221	2,706,391
RWE AG	44,806	1,593,107
Siemens AG, Registered	57,603	8,987,970
Uniper SE	33,423	1,304,932
United Internet AG, Registered	11,228	464,697
Volkswagen AG	7,066	2,345,107

		77,842,793

Hong Kong — 2.8%
Bank of East Asia Ltd. (The)	186,200	306,789
BOC Hong Kong Holdings Ltd.	198,500	637,439

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
CK Asset Holdings Ltd.	1,023,000	$6,960,180
CK Hutchison Holdings Ltd.	1,140,500	8,332,836
CK Infrastructure Holdings Ltd.	96,500	582,559
Hongkong Land Holdings Ltd.	181,600	823,915
Jardine Matheson Holdings Ltd.	56,100	3,337,705
Sino Land Co. Ltd.	1,508,000	2,310,810
Sun Hung Kai Properties Ltd.	301,500	4,313,067
Swire Pacific Ltd., Class A	109,500	680,195
WH Group Ltd.(b)	2,933,500	2,430,601
Xinyi Glass Holdings Ltd.	138,000	515,756

		31,231,852

Israel — 0.7%
Bank Hapoalim BM(a)	144,390	1,149,045
Bank Leumi Le-Israel BM(a)	161,444	1,233,624
Check Point Software Technologies Ltd.(a)	10,316	1,311,163
Isracard Ltd.(a)	1	3
Israel Discount Bank Ltd., Class A(a)	104,619	490,088
Teva Pharmaceutical Industries Ltd., ADR(a)	392,403	3,786,689

		7,970,612

Italy — 2.7%
Atlantia SpA(a)	39,679	719,716
CNH Industrial NV	112,227	1,873,917
Enel SpA	1,104,778	10,181,112
Eni SpA	224,421	2,653,916
Intesa Sanpaolo SpA	2,152,474	5,946,309
Mediobanca Banca di Credito Finanziario SpA(a)	81,901	958,603
Telecom Italia SpA/Milano	2,668,722	1,168,663
UniCredit SpA	578,471	6,919,302

		30,421,538

Japan — 36.2%
AGC Inc.	47,200	2,018,420
Aisin Corp.	30,400	1,230,711
Asahi Group Holdings Ltd.	89,600	4,031,510
Asahi Kasei Corp.	178,800	1,949,799
Astellas Pharma Inc.	268,300	4,273,314
Bridgestone Corp.	76,300	3,361,386
Brother Industries Ltd.	115,400	2,348,497
Canon Inc.	374,000	8,612,494
Central Japan Railway Co.	30,400	4,422,126
Chiba Bank Ltd. (The)	103,300	587,641
Chubu Electric Power Co. Inc.	240,600	2,887,337
Concordia Financial Group Ltd.	224,500	803,662
Dai Nippon Printing Co. Ltd.	56,800	1,338,511
Dai-ichi Life Holdings Inc.	99,700	1,834,982
Daito Trust Construction Co. Ltd.	24,900	2,925,498
Daiwa House Industry Co. Ltd.	139,300	4,270,967
Daiwa House REIT Investment Corp.	244	726,460
Daiwa Securities Group Inc.	198,600	1,044,307
Denso Corp.	50,200	3,448,797
Dentsu Group Inc.	21,700	754,161
ENEOS Holdings Inc.	577,500	2,425,843
Fuji Electric Co. Ltd.	22,700	993,428
FUJIFILM Holdings Corp.	143,200	10,276,435
Fujitsu Ltd.	61,500	10,463,020
Hankyu Hanshin Holdings Inc.	34,800	1,029,062
Hino Motors Ltd.	58,400	511,975
Hirose Electric Co. Ltd.	6,100	913,820
Hitachi Construction Machinery Co. Ltd.	17,700	500,122
Hitachi Ltd.	324,500	18,664,974

Security	Shares	Value

Japan (continued)
Honda Motor Co. Ltd.	358,500	$11,514,255
Hulic Co. Ltd.	81,400	926,067
Ibiden Co. Ltd.	11,800	625,107
Idemitsu Kosan Co. Ltd.	31,700	746,213
Iida Group Holdings Co. Ltd.	29,900	721,508
Inpex Corp.	233,600	1,656,822
Isuzu Motors Ltd.	107,600	1,435,350
Itochu Corp.	347,200	10,276,854
Japan Post Bank Co. Ltd.	86,500	734,187
Japan Post Holdings Co. Ltd.	408,400	3,466,677
Japan Post Insurance Co. Ltd.	36,700	650,637
Japan Tobacco Inc.	286,100	5,590,478
JFE Holdings Inc.	158,000	1,921,240
Kajima Corp.	155,100	1,996,570
Kansai Electric Power Co. Inc. (The)	280,600	2,646,864
KDDI Corp.	212,800	6,508,190
Kirin Holdings Co. Ltd.	108,300	1,980,893
Koito Manufacturing Co. Ltd.	6,600	403,924
Komatsu Ltd.	130,800	3,277,721
Kubota Corp.	89,300	1,867,393
Kurita Water Industries Ltd.	9,800	475,972
Kyocera Corp.	122,600	7,575,683
Lawson Inc.	7,900	397,055
Lixil Corp.	41,900	1,143,454
Marubeni Corp.	635,400	5,408,150
Mazda Motor Corp.(a)	108,200	1,067,382
Medipal Holdings Corp.	44,300	834,311
MEIJI Holdings Co. Ltd.	18,600	1,151,354
Minebea Mitsumi Inc.	48,600	1,312,244
Mitsubishi Chemical Holdings Corp.	267,200	2,242,049
Mitsubishi Corp.	397,300	11,143,773
Mitsubishi Electric Corp.	307,500	4,171,926
Mitsubishi Estate Co. Ltd.	261,900	4,108,403
Mitsubishi Gas Chemical Co. Inc.	33,000	687,419
Mitsubishi HC Capital Inc.	96,900	528,524
Mitsubishi Heavy Industries Ltd.	80,500	2,325,904
Mitsubishi UFJ Financial Group Inc.	2,755,100	14,554,304
Mitsui & Co. Ltd.	512,800	11,769,994
Mitsui Chemicals Inc.	33,100	1,055,523
Mizuho Financial Group Inc.	557,870	7,971,744
MS&AD Insurance Group Holdings Inc.	24,600	760,412
Murata Manufacturing Co. Ltd.	51,800	4,298,661
Nabtesco Corp.	11,700	443,154
NEC Corp.	91,800	4,655,822
NGK Insulators Ltd.	49,500	792,735
NH Foods Ltd.	20,800	838,950
Nippon Express Co. Ltd.	15,800	1,154,186
Nippon Steel Corp.	210,500	3,651,606
Nippon Telegraph & Telephone Corp.	226,100	5,789,994
Nippon Yusen KK	45,800	2,474,666
Nissan Motor Co. Ltd.(a)	230,600	1,338,365
Nisshin Seifun Group Inc.	25,700	414,350
Nitto Denko Corp.	11,500	854,432
Nomura Holdings Inc.	587,400	2,941,454
Nomura Real Estate Holdings Inc.	21,200	525,685
NSK Ltd.	77,200	637,121
NTT Data Corp.	135,400	2,097,283
Obayashi Corp.	245,400	2,006,698
Oji Holdings Corp.	171,900	991,086
Ono Pharmaceutical Co. Ltd.	26,600	607,229

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
ORIX Corp.	226,100	$3,955,709
Orix JREIT Inc.	148	282,396
Osaka Gas Co. Ltd.	86,100	1,608,581
Otsuka Holdings Co. Ltd.	69,600	2,766,534
Panasonic Corp.	250,500	3,024,803
Renesas Electronics Corp.(a)	139,800	1,517,339
Resona Holdings Inc.	524,200	1,968,202
Ricoh Co. Ltd.	340,700	3,722,776
Rohm Co. Ltd.	27,000	2,634,066
Santen Pharmaceutical Co. Ltd.	26,300	356,361
SCSK Corp.	9,300	560,510
Secom Co. Ltd.	13,700	1,036,960
Seiko Epson Corp.	117,800	2,026,857
Sekisui Chemical Co. Ltd.	46,300	798,928
Sekisui House Ltd.	101,000	2,000,354
Seven & i Holdings Co. Ltd.	171,900	7,670,246
Shimizu Corp.	176,400	1,299,105
Shionogi & Co. Ltd.	30,900	1,627,339
Shizuoka Bank Ltd. (The)	85,600	618,174
Sohgo Security Services Co. Ltd.	3,300	154,310
Stanley Electric Co. Ltd.	19,500	508,812
Subaru Corp.	107,400	2,110,084
SUMCO Corp.	75,000	1,734,624
Sumitomo Chemical Co. Ltd.	294,600	1,533,545
Sumitomo Corp.	375,300	5,100,292
Sumitomo Dainippon Pharma Co. Ltd.	30,700	531,579
Sumitomo Electric Industries Ltd.	126,100	1,791,467
Sumitomo Metal Mining Co. Ltd.	36,900	1,495,460
Sumitomo Mitsui Financial Group Inc.	302,500	10,196,990
Sumitomo Mitsui Trust Holdings Inc.	68,300	2,242,006
Suntory Beverage & Food Ltd.	21,500	753,842
Suzuki Motor Corp.	44,300	1,802,367
T&D Holdings Inc.	53,000	678,122
Taisei Corp.	55,700	1,877,166
Taisho Pharmaceutical Holdings Co. Ltd.	4,900	274,415
Takeda Pharmaceutical Co. Ltd.	181,700	6,048,160
TDK Corp.	43,500	4,963,350
TIS Inc.	49,900	1,294,219
Tohoku Electric Power Co. Inc.	142,300	1,078,098
Tokyo Electric Power Co. Holdings Inc.(a)	887,100	2,364,294
Tokyo Gas Co. Ltd.	54,100	1,024,043
Toppan Inc.	82,000	1,390,972
Toray Industries Inc.	184,500	1,214,782
Toshiba Corp.	44,800	1,928,258
Tosoh Corp.	54,600	958,179
Toyo Suisan Kaisha Ltd.	16,900	645,197
Toyota Industries Corp.	22,100	1,853,859
Toyota Motor Corp.	337,100	30,263,313
Toyota Tsusho Corp.	59,000	2,785,677
Yamada Holdings Co. Ltd.	113,900	538,115
Yamaha Motor Co. Ltd.	42,800	1,071,741
Yokogawa Electric Corp.	49,300	758,440

		407,236,284

Netherlands — 5.5%
ABN AMRO Bank NV, CVA(a)(b)	66,969	780,632
Aegon NV	531,729	2,263,889
ArcelorMittal SA	202,935	7,087,590
EXOR NV	11,440	939,862
ING Groep NV	635,096	8,148,722
JDE Peet’s NV	5,048	169,945

Security	Shares	Value

Netherlands (continued)
Koninklijke Ahold Delhaize NV	263,829	$8,201,081
NN Group NV	78,131	3,884,389
Randstad NV	15,742	1,142,091
Royal Dutch Shell PLC, Class A	470,196	9,451,388
Royal Dutch Shell PLC, Class B	442,789	8,749,144
Stellantis NV	602,208	11,548,249

		62,366,982

Norway — 0.3%
Equinor ASA	57,492	1,119,897
Norsk Hydro ASA	185,173	1,231,955
Orkla ASA	43,349	393,713
Yara International ASA	19,597	1,032,890

		3,778,455

Singapore — 0.5%
Keppel Corp. Ltd.	297,100	1,201,112
Singapore Telecommunications Ltd.	702,300	1,177,116
UOL Group Ltd.	56,500	303,663
Venture Corp. Ltd.	75,800	1,063,235
Wilmar International Ltd.	445,400	1,426,417

		5,171,543

Spain — 2.6%
ACS Actividades de Construccion y Servicios SA	51,528	1,355,356
Banco Bilbao Vizcaya Argentaria SA	1,128,193	7,222,103
Banco Santander SA	3,099,003	11,352,121
CaixaBank SA	666,998	1,980,923
Repsol SA	240,752	2,636,935
Telefonica SA	915,470	4,188,134

		28,735,572

Sweden — 1.0%
Boliden AB	34,271	1,335,608
ICA Gruppen AB	11,258	556,466
Securitas AB, Class B	31,660	558,274
Skanska AB, Class B	34,379	970,507
SKF AB, Class B	36,264	964,864
Swedbank AB, Class A	49,337	960,770
Telefonaktiebolaget LM Ericsson, Class B	259,185	2,989,485
Telia Co. AB	203,454	892,412
Volvo AB, Class B	84,100	1,983,226

		11,211,612

Switzerland — 5.0%
Adecco Group AG, Registered	14,377	860,983
Credit Suisse Group AG, Registered	460,559	4,623,689
Holcim Ltd.	54,791	3,211,911
Novartis AG, Registered	294,070	27,195,118
Roche Holding AG, NVS	36,127	13,956,296
Siemens Energy AG(a)	37,847	1,029,621
Swatch Group AG (The), Registered	5,180	336,409
Swiss Life Holding AG, Registered	2,145	1,106,397
UBS Group AG, Registered	216,434	3,565,918

		55,886,342

United Kingdom — 13.3%
3i Group PLC	122,132	2,170,676
Anglo American PLC	230,968	10,235,107
Associated British Foods PLC	49,751	1,383,420
Aviva PLC	746,130	4,007,194
BAE Systems PLC	406,300	3,257,527
Barclays PLC	4,124,170	9,976,696
Barratt Developments PLC	135,644	1,325,603

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Berkeley Group Holdings PLC	13,837	$931,617
BP PLC	1,718,851	6,899,511
British American Tobacco PLC	863,184	32,103,877
British Land Co. PLC (The)	128,902	912,618
BT Group PLC(a)	1,893,329	4,560,528
Coca-Cola Europacific Partners PLC	22,202	1,377,856
DCC PLC	9,461	792,107
Evraz PLC	77,259	660,091
GlaxoSmithKline PLC	492,693	9,727,647
HSBC Holdings PLC	1,827,748	10,089,523
Imperial Brands PLC	364,862	7,811,805
Informa PLC(a)	121,936	837,861
J Sainsbury PLC	677,322	2,667,178
Kingfisher PLC	314,823	1,617,065
Lloyds Banking Group PLC	11,009,296	6,960,814
M&G PLC	353,034	1,105,435
Melrose Industries PLC	812,888	1,806,457
Natwest Group PLC	806,407	2,263,356
Pearson PLC	71,106	856,860
Persimmon PLC	32,955	1,329,326
Phoenix Group Holdings PLC	37,242	350,962
Standard Chartered PLC	569,313	3,412,921
Taylor Wimpey PLC	463,820	1,060,416
Tesco PLC	1,672,028	5,413,028
Vodafone Group PLC	4,782,902	7,690,675
Wm Morrison Supermarkets PLC	693,362	2,579,059
WPP PLC	148,747	1,923,750

		150,098,566

Total Common Stocks — 98.1% (Cost: $1,084,030,119)		1,103,120,255

Preferred Stocks

Germany — 1.4%
Bayerische Motoren Werke AG, Preference Shares, NVS	14,189	1,217,898

Security	Shares	Value

Germany (continued)
Porsche Automobil Holding SE, Preference
Shares, NVS	44,122	$4,775,375
Volkswagen AG, Preference Shares, NVS	41,491	10,105,982

		16,099,255

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	1,694,517	790,032

Total Preferred Stocks — 1.5% (Cost: $15,563,819)		16,889,287

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	310,000	310,000

Total Short-Term Investments — 0.0% (Cost: $310,000)		310,000

Total Investments in Securities — 99.6% (Cost: $1,099,903,938)		1,120,319,542

Other Assets, Less Liabilities — 0.4%		4,848,484

Net Assets — 100.0%		$1,125,168,026

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$5,544,112	$—		$(5,542,364	)(b)	$(1,564)	$(184)	$—	—	$25,106	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	112,000	198,000	(b)	—		—	—	310,000	310,000	95		—

						$(1,564)	$(184)	$310,000		$25,201		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Value Factor ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	9	09/09/21	$1,571	$(33,101)
Euro STOXX 50 Index	35	09/17/21	1,698	(385)
FTSE 100 Index	18	09/17/21	1,742	(24,030)

				$(57,516)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$57,516

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$941,856

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$16,960

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,179,004

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$45,417,970	$1,057,702,285	$—	$1,103,120,255
Preferred Stocks	—	16,889,287	—	16,889,287
Money Market Funds	310,000	—	—	310,000

	$45,727,970	$1,074,591,572	$—	$1,120,319,542

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(57,516)	$—	$(57,516)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments July 31, 2021	iShares® MSCI USA Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
Howmet Aerospace Inc.(a)	767,111	$25,176,583
Textron Inc.	542,792	37,458,076

		62,634,659

Air Freight & Logistics — 1.7%
United Parcel Service Inc., Class B	1,298,759	248,530,522

Automobiles — 6.7%
General Motors Co.(a)	2,703,504	153,667,167
Tesla Inc.(a)	1,186,349	815,259,033

		968,926,200

Banks — 13.4%
Bank of America Corp.	14,405,337	552,588,727
Citizens Financial Group Inc.	752,307	31,717,263
Fifth Third Bancorp	1,251,073	45,401,439
JPMorgan Chase & Co.	4,155,666	630,746,986
PNC Financial Services Group Inc. (The)	829,477	151,304,900
SVB Financial Group(a)(b)	151,526	83,333,239
Wells Fargo & Co.	9,632,330	442,509,240

		1,937,601,794

Biotechnology — 3.4%
Horizon Therapeutics PLC(a)	310,391	31,045,308
Moderna Inc.(a)	1,182,583	418,161,349
Novavax Inc.(a)(b)	262,078	46,998,447

		496,205,104

Building Products — 1.9%
Carrier Global Corp.	1,589,127	87,799,267
Johnson Controls International PLC	1,607,329	114,795,437
Trane Technologies PLC	368,296	74,988,749

		277,583,453

Capital Markets — 9.6%
Ameriprise Financial Inc.	233,133	60,045,735
BlackRock Inc.(c)	204,656	177,471,544
Blackstone Group Inc. (The), NVS	1,325,439	152,783,354
Carlyle Group Inc. (The)	317,003	15,999,141
Charles Schwab Corp. (The)	2,929,357	199,049,808
Goldman Sachs Group Inc. (The)	852,642	319,638,433
Invesco Ltd.	1,291,807	31,494,255
KKR & Co. Inc.	1,212,276	77,294,718
Morgan Stanley	3,334,019	319,999,144
Raymond James Financial Inc.	292,305	37,847,651

		1,391,623,783

Chemicals — 0.7%
Albemarle Corp.	290,700	59,895,828
CF Industries Holdings Inc.	360,995	17,057,014
Mosaic Co. (The)	940,167	29,361,415

		106,314,257

Consumer Finance — 1.5%
Ally Financial Inc.	951,953	48,892,306
Capital One Financial Corp.	1,038,119	167,863,842

		216,756,148

Containers & Packaging — 0.2%
Avery Dennison Corp.	168,838	35,570,790

Distributors — 0.2%
Pool Corp.	55,491	26,514,710

Security	Shares	Value

Diversified Financial Services — 4.5%
Berkshire Hathaway Inc., Class B(a)	2,258,766	$628,591,990
Equitable Holdings Inc.	696,750	21,508,673

		650,100,663

Electrical Equipment — 0.9%
Generac Holdings Inc.(a)(b)	192,567	80,754,897
Plug Power Inc.(a)(b)	1,846,461	50,371,456

		131,126,353

Electronic Equipment, Instruments & Components — 0.9%
Arrow Electronics Inc.(a)(b)	124,281	14,735,998
Trimble Inc.(a)(b)	610,725	52,216,988
Zebra Technologies Corp., Class A(a)	117,928	65,152,861

		132,105,847

Entertainment — 4.8%
Roku Inc.(a)(b)	142,114	60,868,847
Walt Disney Co. (The)(a)	3,617,276	636,712,922

		697,581,769

Food Products — 0.6%
Archer-Daniels-Midland Co.	997,997	59,600,381
Bunge Ltd.	331,152	25,707,330

		85,307,711

Health Care Equipment & Supplies — 1.2%
Align Technology Inc.(a)	98,315	68,407,577
IDEXX Laboratories Inc.(a)	117,572	79,776,129
Novocure Ltd.(a)(b)	161,745	24,910,348

		173,094,054

Hotels, Restaurants & Leisure — 0.9%
Caesars Entertainment Inc.(a)	548,027	47,875,639
Expedia Group Inc.(a)	300,859	48,399,187
MGM Resorts International	715,123	26,838,566

		123,113,392

Household Durables — 0.1%
Mohawk Industries Inc.(a)	107,811	21,012,364

Independent Power and Renewable Electricity Producers — 0.2%
AES Corp. (The)	1,148,371	27,216,393

Industrial Conglomerates — 1.3%
General Electric Co.	14,460,453	187,262,866

Insurance — 1.5%
Arthur J Gallagher & Co.	416,143	57,972,881
Cincinnati Financial Corp.	261,225	30,793,203
Hartford Financial Services Group Inc. (The)	605,510	38,522,546
Loews Corp.	417,489	22,389,935
MetLife Inc.	1,239,935	71,544,250

		221,222,815

Interactive Media & Services — 7.1%
Alphabet Inc., Class A(a)	144,749	390,030,523
Alphabet Inc., Class C, NVS(a)	152,071	411,263,854
IAC/InterActiveCorp.(a)	294,591	40,444,398
Pinterest Inc., Class A(a)	1,113,845	65,605,471
Snap Inc., Class A, NVS(a)(b)	1,713,615	127,527,228

		1,034,871,474

Internet & Direct Marketing Retail — 0.9%
Etsy Inc.(a)	189,833	34,836,254
MercadoLibre Inc.(a)	58,259	91,390,893

		126,227,147

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Momentum Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services — 6.1%
EPAM Systems Inc.(a)(b)	116,644	$65,297,311
PayPal Holdings Inc.(a)	1,975,852	544,406,502
Square Inc., Class A(a)(b)	792,620	195,983,221
Twilio Inc., Class A(a)	210,814	78,758,002

		884,445,036

Life Sciences Tools & Services — 2.0%
10X Genomics Inc., Class A(a)(b)	165,083	30,248,158
Agilent Technologies Inc.	523,827	80,266,011
Avantor Inc.(a)	743,397	27,936,859
Bio-Techne Corp.	91,853	44,295,191
Charles River Laboratories International Inc.(a)	100,528	40,906,854
Mettler-Toledo International Inc.(a)	36,454	53,722,624
PPD Inc.(a)	187,346	8,640,398

		286,016,095

Machinery — 3.8%
Caterpillar Inc.	1,028,860	212,716,805
Deere & Co.	859,195	310,676,320
Snap-on Inc.	91,609	19,968,930

		543,362,055

Media — 0.7%
Interpublic Group of Companies Inc. (The)	763,484	26,996,794
News Corp., Class A, NVS	1,439,941	35,465,747
Omnicom Group Inc.	429,813	31,298,983

		93,761,524

Metals & Mining — 2.2%
Freeport-McMoRan Inc.	5,447,932	207,566,209
Nucor Corp.	777,440	80,869,309
Steel Dynamics Inc.	504,755	32,531,460

		320,966,978

Multiline Retail — 1.4%
Target Corp.	776,746	202,769,543

Oil, Gas & Consumable Fuels — 1.8%
Cheniere Energy Inc.(a)	449,686	38,191,832
Devon Energy Corp.	1,358,003	35,090,798
EOG Resources Inc.	1,089,456	79,377,764
Occidental Petroleum Corp.	1,847,554	48,221,159
Pioneer Natural Resources Co.	377,266	54,843,158

		255,724,711

Personal Products — 0.9%
Estee Lauder Companies Inc. (The), Class A	386,249	128,941,504

Professional Services — 1.0%
Equifax Inc.	209,010	54,468,006
IHS Markit Ltd.	542,195	63,350,064
Robert Half International Inc.	244,254	23,988,185

		141,806,255

Real Estate Management & Development — 0.4%
CBRE Group Inc., Class A(a)(b)	637,938	61,535,499

Road & Rail — 1.9%
AMERCO	28,332	16,658,082
Kansas City Southern	252,185	67,535,143
Lyft Inc., Class A(a)(b)	942,865	52,159,292
Old Dominion Freight Line Inc.	153,534	41,323,676
Uber Technologies Inc.(a)	2,333,830	101,428,252

		279,104,445

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 5.8%
Applied Materials Inc.	3,163,210	$442,627,975
KLA Corp.	255,164	88,837,898
Lam Research Corp.	311,381	198,477,363
NXP Semiconductors NV	397,743	82,090,178
Qorvo Inc.(a)	182,418	34,584,629

		846,618,043

Software — 3.6%
Cloudflare Inc., Class A(a)(b)	837,168	99,313,240
Crowdstrike Holdings Inc., Class A(a)	584,121	148,138,927
Dynatrace Inc.(a)	245,745	15,695,733
Fortinet Inc.(a)	295,780	80,523,147
HubSpot Inc.(a)(b)	113,128	67,426,551
Palantir Technologies Inc., Class A(a)(b)	1,963,878	42,635,791
Palo Alto Networks Inc.(a)	179,126	71,480,230

		525,213,619

Specialty Retail — 1.2%
Burlington Stores Inc.(a)(b)	109,632	36,704,793
Carvana Co., Class A(a)	99,541	33,601,060
L Brands Inc.	833,295	66,721,931
Tractor Supply Co.	206,041	37,278,998

		174,306,782

Technology Hardware, Storage & Peripherals — 2.0%
Dell Technologies Inc., Class C(a)	621,507	60,050,006
Hewlett Packard Enterprise Co.	2,766,600	40,115,700
HP Inc.	3,455,401	99,757,427
NetApp Inc.	405,841	32,300,885
Seagate Technology Holdings PLC	595,285	52,325,552

		284,549,570

Trading Companies & Distributors — 0.3%
United Rentals Inc.(a)	149,524	49,275,634

Total Common Stocks — 99.7% (Cost: $12,703,148,843)		14,456,901,561

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	116,401,961	116,460,162
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	23,140,000	23,140,000

		139,600,162

Total Short-Term Investments — 1.0% (Cost: $139,553,428)		139,600,162

Total Investments in Securities — 100.7% (Cost: $12,842,702,271)		14,596,501,723

Other Assets, Less Liabilities — (0.7)%		(103,484,708)

Net Assets — 100.0%		$14,493,017,015

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Momentum Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$154,042,048	$—		$(37,463,706	)(a)	$(33,391)	$(84,789)	$116,460,162	116,401,961	$549,799	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,679,000	12,461,000	(a)	—		—	—	23,140,000	23,140,000	8,670		—
BlackRock Inc.	76,752,910	117,767,925		(62,114,559)		21,058,875	24,006,393	177,471,544	204,656	2,658,114		—

						$21,025,484	$23,921,604	$317,071,706		$3,216,583		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	147	09/17/21	$32,263	$1,012,503

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,012,503

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$5,025,062

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$302,648

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,490,601

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Momentum Factor ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$14,456,901,561	$—	$—	$14,456,901,561
Money Market Funds	139,600,162	—	—	139,600,162

	$14,596,501,723	$—	$—	$14,596,501,723

Derivative financial instruments(a)
Assets
Futures Contracts	$1,012,503	$—	$—	$1,012,503

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments July 31, 2021	iShares® MSCI USA Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.1%
Huntington Ingalls Industries Inc.	129,676	$26,600,438
Lockheed Martin Corp.	1,264,680	470,043,615

		496,644,053

Air Freight & Logistics — 0.5%
CH Robinson Worldwide Inc.	415,424	37,043,358
Expeditors International of Washington Inc.	618,919	79,376,362

		116,419,720

Banks — 0.6%
SVB Financial Group(a)	257,374	141,545,405

Beverages — 0.7%
Boston Beer Co. Inc. (The), Class A, NVS(a)	21,033	14,933,430
Brown-Forman Corp., Class B, NVS	730,685	51,820,180
Monster Beverage Corp.(a)	1,197,366	112,935,561

		179,689,171

Biotechnology — 1.7%
Amgen Inc.	901,698	217,796,135
Biogen Inc.(a)	248,170	81,084,584
Regeneron Pharmaceuticals Inc.(a)	170,658	98,061,793

		396,942,512

Building Products — 0.3%
A O Smith Corp.	454,535	31,967,447
Allegion PLC	292,002	39,887,473

		71,854,920

Capital Markets — 5.9%
Ameriprise Financial Inc.	629,933	162,245,543
BlackRock Inc.(b)	792,403	687,148,110
FactSet Research Systems Inc.	225,443	80,546,275
MarketAxess Holdings Inc.	250,899	119,219,678
SEI Investments Co.	748,612	45,515,610
T Rowe Price Group Inc.	1,507,392	307,749,151

		1,402,424,367

Chemicals — 2.1%
Air Products & Chemicals Inc.	526,840	153,326,245
Celanese Corp., Class A	290,048	45,180,777
PPG Industries Inc.	593,342	97,023,284
Sherwin-Williams Co. (The)	722,351	210,225,812

		505,756,118

Commercial Services & Supplies — 0.6%
Copart Inc.(a)	723,579	106,366,113
Rollins Inc.	756,060	28,979,780

		135,345,893

Communications Equipment — 1.4%
Cisco Systems Inc.	6,081,734	336,745,612

Construction Materials — 0.2%
Martin Marietta Materials Inc.	152,263	55,317,148

Containers & Packaging — 0.2%
Avery Dennison Corp.	237,728	50,084,535

Distributors — 0.5%
Pool Corp.	257,773	123,169,095

Electric Utilities — 1.2%
Alliant Energy Corp.	4,946,744	289,532,926

Security	Shares	Value

Electrical Equipment — 0.7%
Rockwell Automation Inc.	549,177	$168,827,993

Energy Equipment & Services — 0.4%
Baker Hughes Co., Class A	4,074,102	86,533,926

Entertainment — 1.1%
Activision Blizzard Inc.	1,624,374	135,830,153
Electronic Arts Inc.	667,819	96,139,223
Take-Two Interactive Software Inc.(a)	253,646	43,987,290

		275,956,666

Equity Real Estate Investment Trusts (REITs) — 2.4%
AvalonBay Communities Inc.	266,240	60,657,459
Duke Realty Corp.	712,191	36,236,278
Equity Residential	625,432	52,617,594
Essex Property Trust Inc.	117,266	38,474,975
Prologis Inc.	1,455,985	186,424,319
Public Storage	414,978	129,672,326
Realty Income Corp.	677,693	47,635,041
VICI Properties Inc.	916,658	28,590,563

		580,308,555

Food & Staples Retailing — 4.1%
Costco Wholesale Corp.	1,133,789	487,211,809
Walmart Inc.	3,417,910	487,223,071

		974,434,880

Food Products — 0.4%
Hershey Co. (The)	587,700	105,127,776

Gas Utilities — 1.2%
Atmos Energy Corp.	2,894,894	285,407,599

Health Care Equipment & Supplies — 2.1%
ABIOMED Inc.(a)	60,844	19,904,506
Align Technology Inc.(a)	135,918	94,571,745
Cooper Companies Inc. (The)	83,619	35,267,986
Edwards Lifesciences Corp.(a)	869,449	97,613,039
IDEXX Laboratories Inc.(a)	214,445	145,507,366
ResMed Inc.	210,699	57,267,988
West Pharmaceutical Services Inc.	110,458	45,478,872

		495,611,502

Health Care Providers & Services — 2.4%
Henry Schein Inc.(a)(c)	186,284	14,930,663
UnitedHealth Group Inc.	1,366,505	563,300,691

		578,231,354

Health Care Technology — 0.3%
Veeva Systems Inc., Class A(a)	190,927	63,523,322

Household Durables — 2.0%
DR Horton Inc.	1,800,305	171,803,106
Garmin Ltd.	806,675	126,809,310
NVR Inc.(a)(c)	18,842	98,404,229
PulteGroup Inc.	1,332,972	73,140,174

		470,156,819

Household Products — 0.5%
Church & Dwight Co. Inc.	559,130	48,409,475
Clorox Co. (The)	386,128	69,846,694

		118,256,169

Industrial Conglomerates — 1.6%
3M Co.	1,974,693	390,870,732

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Quality Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 4.2%
Aflac Inc.	3,503,635	$192,699,925
Aon PLC, Class A	1,210,261	314,704,168
Erie Indemnity Co., Class A, NVS	150,820	27,885,110
Fidelity National Financial Inc.	1,406,304	62,735,221
Globe Life Inc.	484,220	45,085,724
Progressive Corp. (The)	3,937,951	374,735,417

		1,017,845,565

Interactive Media & Services — 9.7%
Alphabet Inc., Class A(a)	221,521	596,894,980
Alphabet Inc., Class C, NVS(a)	217,216	587,443,295
Facebook Inc., Class A(a)	3,207,328	1,142,770,966

		2,327,109,241

Internet & Direct Marketing Retail — 1.1%
eBay Inc.	3,831,159	261,323,355

IT Services — 7.4%
Accenture PLC, Class A	996,143	316,454,708
Automatic Data Processing Inc.	747,056	156,605,350
Jack Henry & Associates Inc.	109,391	19,043,879
Mastercard Inc., Class A	1,689,313	651,973,459
Paychex Inc.	534,360	60,820,855
Visa Inc., Class A	2,354,399	580,100,370

		1,784,998,621

Life Sciences Tools & Services — 0.3%
Agilent Technologies Inc.	401,495	61,521,079

Machinery — 1.1%
Illinois Tool Works Inc.	1,152,193	261,167,587

Media — 0.5%
Fox Corp., Class A, NVS	691,099	24,644,590
Fox Corp., Class B	318,765	10,595,749
Interpublic Group of Companies Inc. (The)	737,437	26,075,772
Omnicom Group Inc.	401,341	29,225,652
ViacomCBS Inc., Class B, NVS	1,003,336	41,066,542

		131,608,305

Multiline Retail — 2.8%
Target Corp.	2,574,142	671,979,769

Oil, Gas & Consumable Fuels — 1.9%
Kinder Morgan Inc.	12,747,731	221,555,565
Marathon Petroleum Corp.	4,124,440	227,751,577

		449,307,142

Pharmaceuticals — 6.5%
Eli Lilly & Co.	1,534,921	373,753,263
Johnson & Johnson	4,158,253	716,051,166
Merck & Co. Inc.	4,419,010	339,689,299
Zoetis Inc.	667,258	135,253,197

		1,564,746,925

Professional Services — 0.2%
Robert Half International Inc.	374,059	36,736,334

Real Estate Management & Development — 0.3%
CBRE Group Inc., Class A(a)	735,880	70,982,985

Road & Rail — 0.4%
Old Dominion Freight Line Inc.	321,692	86,583,402

Semiconductors & Semiconductor Equipment — 7.9%
Applied Materials Inc.	1,284,552	179,747,362
Intel Corp.	5,806,870	311,945,057

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
KLA Corp.	255,552	$88,972,984
Lam Research Corp.	231,280	147,420,185
Maxim Integrated Products Inc.	412,985	41,261,331
Monolithic Power Systems Inc.	58,212	26,152,323
NVIDIA Corp.	3,327,482	648,825,715
Skyworks Solutions Inc.	246,875	45,550,906
Teradyne Inc.	263,290	33,437,830
Texas Instruments Inc.	1,728,743	329,532,991
Xilinx Inc.	336,323	50,394,638

		1,903,241,322

Software — 7.5%
Adobe Inc.(a)	788,496	490,152,768
Autodesk Inc.(a)	278,352	89,387,178
Bentley Systems Inc., Class B(c)	284,002	17,270,162
Cadence Design Systems Inc.(a)	408,633	60,334,662
Fair Isaac Corp.(a)	51,692	27,081,956
Fortinet Inc.(a)	221,111	60,195,259
Intuit Inc.	349,933	185,453,992
Microsoft Corp.	2,978,441	848,587,625
Paycom Software Inc.(a)	68,777	27,510,800

		1,805,974,402

Specialty Retail — 1.1%
Best Buy Co. Inc.	1,338,375	150,366,431
Tractor Supply Co.	601,650	108,856,535

		259,222,966

Technology Hardware, Storage & Peripherals — 3.6%
Apple Inc.	5,783,475	843,577,664
Seagate Technology Holdings PLC	356,210	31,310,859

		874,888,523

Textiles, Apparel & Luxury Goods — 5.2%
Lululemon Athletica Inc.(a)	667,523	267,122,679
Nike Inc., Class B	5,791,333	970,106,191

		1,237,228,870

Trading Companies & Distributors — 0.8%
Fastenal Co.	2,242,302	122,810,881
WW Grainger Inc.	173,737	77,239,995

		200,050,876

Total Common Stocks — 99.7% (Cost: $18,562,876,979)		23,901,236,037

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(b)(d)(e)	14,391,430	14,398,626
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(d)	52,210,000	52,210,000

		66,608,626

Total Short-Term Investments — 0.3% (Cost: $66,606,660)		66,608,626

Total Investments in Securities — 100.0% (Cost: $18,629,483,639)		23,967,844,663

Other Assets, Less Liabilities — (0.0)%		(1,015,141)

Net Assets — 100.0%		$23,966,829,522

(a)	Non-income producing security.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Quality Factor ETF

(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$101,079,408	$—	$(86,662,986	)(a)	$134,746	$(152,542)	$14,398,626	14,391,430	$81,766	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	55,970,000	—	(3,760,000	)(a)	—	—	52,210,000	52,210,000	22,685		—
BlackRock Inc.	389,471,523	252,225,387	(151,354,243)		60,044,804	136,760,639	687,148,110	792,403	11,113,047		—

					$60,179,550	$136,608,097	$753,756,736		$11,217,498		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	286	09/17/21	$62,770	$1,901,630

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,901,630

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$13,610,270

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,576,246)

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Quality Factor ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$44,082,319

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$23,901,236,037	$—	$—	$23,901,236,037
Money Market Funds	66,608,626	—	—	66,608,626

	$23,967,844,663	$—	$—	$23,967,844,663

Derivative financial instruments(a)
Assets
Futures Contracts	$1,901,630	$—	$—	$1,901,630

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments July 31, 2021	iShares® MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Boeing Co. (The)(a)	4,338	$982,470
General Dynamics Corp.	5,339	1,046,604
HEICO Corp.	3,139	424,550
HEICO Corp., Class A	5,309	643,928
Howmet Aerospace Inc.(a)	31,955	1,048,763
Huntington Ingalls Industries Inc.	5,084	1,042,881
L3Harris Technologies Inc.	4,720	1,070,213
Lockheed Martin Corp.	2,537	942,927
Northrop Grumman Corp.	2,727	989,955
Raytheon Technologies Corp.	11,381	989,578
Teledyne Technologies Inc.(a)	2,558	1,158,186
Textron Inc.	15,806	1,090,772
TransDigm Group Inc.(a)	1,754	1,124,472

		12,555,299

Air Freight & Logistics — 0.7%
CH Robinson Worldwide Inc.	10,972	978,373
Expeditors International of Washington Inc.	8,803	1,128,985
FedEx Corp.	3,241	907,318
United Parcel Service Inc., Class B	4,485	858,249
XPO Logistics Inc.(a)	7,468	1,035,737

		4,908,662

Airlines — 0.3%
Delta Air Lines Inc.(a)	22,339	891,326
Southwest Airlines Co.(a)	16,660	841,663

		1,732,989

Auto Components — 0.7%
Aptiv PLC(a)	7,447	1,242,532
Autoliv Inc.	10,837	1,093,237
BorgWarner Inc.	20,975	1,027,355
Lear Corp.	5,889	1,030,457

		4,393,581

Automobiles — 0.5%
Ford Motor Co.(a)	84,369	1,176,947
General Motors Co.(a)	18,000	1,023,120
Tesla Inc.(a)	1,618	1,111,890

		3,311,957

Banks — 2.0%
Bank of America Corp.	22,123	848,638
Citigroup Inc.	12,621	853,432
Citizens Financial Group Inc.	20,862	879,542
Fifth Third Bancorp	24,324	882,718
First Republic Bank/CA	5,477	1,068,125
Huntington Bancshares Inc./OH	67,259	947,007
JPMorgan Chase & Co.	5,682	862,414
KeyCorp	44,902	882,773
M&T Bank Corp.	6,339	848,475
PNC Financial Services Group Inc. (The)	5,058	922,630
Regions Financial Corp.	45,163	869,388
SVB Financial Group(a)(b)	1,817	999,277
Truist Financial Corp.	16,140	878,500
U.S. Bancorp.	16,019	889,695
Wells Fargo & Co.	20,235	929,596

		13,562,210

Beverages — 1.1%
Boston Beer Co. Inc. (The), Class A, NVS(a)	979	695,090
Brown-Forman Corp., Class B, NVS	13,279	941,747
Coca-Cola Co. (The)	17,594	1,003,386

Security	Shares	Value

Beverages (continued)
Constellation Brands Inc., Class A	4,361	$978,347
Keurig Dr Pepper Inc.	28,572	1,006,020
Molson Coors Beverage Co., Class B(a)	18,693	913,901
Monster Beverage Corp.(a)	11,263	1,062,326
PepsiCo Inc.	6,630	1,040,578

		7,641,395

Biotechnology — 2.6%
AbbVie Inc.	8,287	963,778
Alnylam Pharmaceuticals Inc.(a)	7,919	1,417,026
Amgen Inc.	3,895	940,798
Biogen Inc.(a)	3,689	1,205,307
BioMarin Pharmaceutical Inc.(a)	13,953	1,070,614
Exact Sciences Corp.(a)	11,367	1,225,817
Gilead Sciences Inc.	14,565	994,644
Horizon Therapeutics PLC(a)	11,294	1,129,626
Incyte Corp.(a)	13,033	1,008,103
Moderna Inc.(a)	6,319	2,234,398
Neurocrine Biosciences Inc.(a)	11,876	1,106,962
Novavax Inc.(a)(b)	7,843	1,406,485
Regeneron Pharmaceuticals Inc.(a)	1,950	1,120,489
Seagen Inc.(a)	7,125	1,092,904
Vertex Pharmaceuticals Inc.(a)	4,719	951,256

		17,868,207

Building Products — 1.4%
A O Smith Corp.	15,419	1,084,418
Allegion PLC	7,822	1,068,485
Carrier Global Corp.	23,416	1,293,734
Fortune Brands Home & Security Inc.	10,114	985,812
Johnson Controls International PLC	15,542	1,110,010
Lennox International Inc.	3,107	1,023,539
Masco Corp.	16,768	1,001,217
Owens Corning	10,250	985,640
Trane Technologies PLC	5,615	1,143,270

		9,696,125

Capital Markets — 4.4%
Ameriprise Financial Inc.	4,068	1,047,754
Apollo Global Management Inc., Class A	18,931	1,114,279
Bank of New York Mellon Corp. (The)	19,711	1,011,766
BlackRock Inc.(c)	1,159	1,005,050
Blackstone Group Inc. (The), NVS	11,572	1,333,904
Carlyle Group Inc. (The)	25,031	1,263,315
Cboe Global Markets Inc.	9,627	1,140,511
Charles Schwab Corp. (The)	13,444	913,520
CME Group Inc.	4,642	984,707
FactSet Research Systems Inc.	3,323	1,187,241
Franklin Resources Inc.	30,845	911,470
Goldman Sachs Group Inc. (The)	2,681	1,005,053
Intercontinental Exchange Inc.	9,010	1,079,668
Invesco Ltd.	38,996	950,723
KKR & Co. Inc.	18,780	1,197,413
MarketAxess Holdings Inc.	2,353	1,118,075
Moody’s Corp.	3,083	1,159,208
Morgan Stanley	11,071	1,062,595
MSCI Inc., Class A	2,268	1,351,637
Nasdaq Inc.	6,409	1,196,753
Northern Trust Corp.	8,764	989,017
Raymond James Financial Inc.	7,965	1,031,308
S&P Global Inc.	2,670	1,144,682
SEI Investments Co.	17,462	1,061,690

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
State Street Corp.	12,087	$1,053,261
T Rowe Price Group Inc.	5,375	1,097,360
Tradeweb Markets Inc., Class A	12,773	1,107,802

		29,519,762

Chemicals — 2.5%
Air Products & Chemicals Inc.	3,359	977,570
Albemarle Corp.	6,748	1,390,358
Celanese Corp., Class A	6,298	981,039
CF Industries Holdings Inc.	19,904	940,464
Corteva Inc.	22,456	960,668
Dow Inc.	14,381	893,923
DuPont de Nemours Inc.	12,032	903,002
Eastman Chemical Co.	8,273	932,533
Ecolab Inc.	4,582	1,011,843
FMC Corp.	9,070	970,037
International Flavors & Fragrances Inc.	7,264	1,094,249
Linde PLC	3,255	1,000,554
LyondellBasell Industries NV, Class A	8,946	888,606
Mosaic Co. (The)	29,099	908,762
PPG Industries Inc.	5,716	934,680
RPM International Inc.	11,217	971,280
Sherwin-Williams Co. (The)	3,549	1,032,865

		16,792,433

Commercial Services & Supplies — 1.0%
Cintas Corp.	2,940	1,158,889
Copart Inc.(a)	8,542	1,255,674
Republic Services Inc., Class A	9,424	1,115,425
Rollins Inc.	29,695	1,138,210
Waste Connections Inc.	8,586	1,087,760
Waste Management Inc.	7,208	1,068,658

		6,824,616

Communications Equipment — 0.9%
Arista Networks Inc.(a)	3,239	1,232,083
Cisco Systems Inc.	18,313	1,013,991
F5 Networks Inc.(a)	6,060	1,251,451
Juniper Networks Inc.	41,497	1,167,725
Motorola Solutions Inc.	5,186	1,161,249

		5,826,499

Construction Materials — 0.3%
Martin Marietta Materials Inc.	2,814	1,022,326
Vulcan Materials Co.	5,475	985,445

		2,007,771

Consumer Finance — 0.8%
Ally Financial Inc.	19,596	1,006,450
American Express Co.	6,279	1,070,758
Capital One Financial Corp.	6,304	1,019,357
Discover Financial Services	8,780	1,091,529
Synchrony Financial	22,333	1,050,098

		5,238,192

Containers & Packaging — 1.2%
Amcor PLC	86,511	1,000,067
Avery Dennison Corp.	4,850	1,021,798
Ball Corp.	11,791	953,656
Crown Holdings Inc.	9,697	967,373
International Paper Co.	16,429	948,939
Packaging Corp. of America	6,951	983,567
Sealed Air Corp.	19,569	1,110,541

Security	Shares	Value

Containers & Packaging (continued)
Westrock Co.	17,359	$854,236

		7,840,177

Distributors — 0.5%
Genuine Parts Co.	8,040	1,020,437
LKQ Corp.(a)	21,032	1,067,374
Pool Corp.	2,456	1,173,526

		3,261,337

Diversified Financial Services — 0.4%
Berkshire Hathaway Inc., Class B(a)	3,196	889,415
Equitable Holdings Inc.	31,777	980,956
Voya Financial Inc.	16,066	1,034,650

		2,905,021

Diversified Telecommunication Services — 0.6%
AT&T Inc.	30,681	860,602
Liberty Global PLC, Class A(a)	11,780	316,293
Liberty Global PLC, Class C, NVS(a)	26,268	705,558
Lumen Technologies Inc.	73,699	919,027
Verizon Communications Inc.	16,577	924,665

		3,726,145

Electric Utilities — 2.5%
Alliant Energy Corp.	19,083	1,116,928
American Electric Power Co. Inc.	12,105	1,066,693
Duke Energy Corp.	9,799	1,029,973
Edison International	18,400	1,002,800
Entergy Corp.	10,041	1,033,420
Evergy Inc.	17,357	1,132,023
Eversource Energy	12,494	1,077,857
Exelon Corp.	22,800	1,067,040
FirstEnergy Corp.	28,134	1,078,095
NextEra Energy Inc.	13,643	1,062,790
NRG Energy Inc.	32,272	1,330,897
PG&E Corp.(a)	97,575	857,684
Pinnacle West Capital Corp.	12,828	1,071,779
PPL Corp.	36,218	1,027,505
Southern Co. (The)	15,662	1,000,332
Xcel Energy Inc.	14,672	1,001,364

		16,957,180

Electrical Equipment — 1.4%
AMETEK Inc.	7,821	1,087,510
Eaton Corp. PLC	6,925	1,094,496
Emerson Electric Co.	10,656	1,075,084
Generac Holdings Inc.(a)	3,626	1,520,599
Plug Power Inc.(a)(b)	43,469	1,185,834
Rockwell Automation Inc.	3,943	1,212,157
Sensata Technologies Holding PLC(a)	18,920	1,109,091
Sunrun Inc.(a)(b)	27,686	1,466,528

		9,751,299

Electronic Equipment, Instruments & Components — 1.7%
Amphenol Corp., Class A	15,596	1,130,554
Arrow Electronics Inc.(a)	9,069	1,075,311
CDW Corp./DE	6,228	1,141,904
Cognex Corp.	14,666	1,325,953
Corning Inc.	23,506	983,961
IPG Photonics Corp.(a)	5,588	1,219,078
Keysight Technologies Inc.(a)	7,530	1,239,061
TE Connectivity Ltd.	7,672	1,131,390
Trimble Inc.(a)	13,957	1,193,324

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Corp., Class A(a)	2,185	$1,207,169

		11,647,705

Energy Equipment & Services — 0.4%
Baker Hughes Co., Class A	40,518	860,602
Halliburton Co.	44,602	922,370
Schlumberger Ltd.	30,129	868,619

		2,651,591

Entertainment — 1.3%
Activision Blizzard Inc.	10,909	912,211
Electronic Arts Inc.	7,540	1,085,458
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a).	25,044	1,175,315
Live Nation Entertainment Inc.(a)	12,614	995,118
Netflix Inc.(a)	1,980	1,024,789
Roku Inc.(a)	3,305	1,415,565
Take-Two Interactive Software Inc.(a)	6,336	1,098,789
Walt Disney Co. (The)(a)	5,605	986,592

		8,693,837

Equity Real Estate Investment Trusts (REITs) — 6.0%
Alexandria Real Estate Equities Inc.	6,107	1,229,583
American Tower Corp.	4,034	1,140,815
AvalonBay Communities Inc.	5,296	1,206,588
Boston Properties Inc.	9,722	1,141,168
Camden Property Trust	8,853	1,322,550
Crown Castle International Corp.	5,548	1,071,263
Digital Realty Trust Inc.	6,957	1,072,491
Duke Realty Corp.	23,846	1,213,285
Equinix Inc.	1,419	1,164,162
Equity LifeStyle Properties Inc.	15,607	1,307,867
Equity Residential	14,163	1,191,533
Essex Property Trust Inc.	3,714	1,218,563
Extra Space Storage Inc.	7,309	1,272,789
Healthpeak Properties Inc.	32,200	1,190,434
Host Hotels & Resorts Inc.(a)	62,367	993,506
Invitation Homes Inc.	30,210	1,228,943
Iron Mountain Inc.	24,909	1,090,018
Medical Properties Trust Inc.	51,654	1,086,284
Mid-America Apartment Communities Inc.	6,789	1,310,956
Omega Healthcare Investors Inc.	30,647	1,111,873
Prologis Inc.	8,768	1,122,655
Public Storage	3,721	1,162,738
Realty Income Corp.	16,122	1,133,215
Regency Centers Corp.	17,154	1,122,043
SBA Communications Corp., Class A	3,613	1,231,997
Simon Property Group Inc.	8,446	1,068,588
Sun Communities Inc.	6,521	1,278,833
UDR Inc.	23,372	1,285,226
Ventas Inc.	19,646	1,174,438
VEREIT Inc.	24,223	1,186,200
VICI Properties Inc.	34,318	1,070,379
Vornado Realty Trust	23,872	1,038,432
Welltower Inc.	14,268	1,239,319
Weyerhaeuser Co.	27,459	926,192
WP Carey Inc.	14,658	1,182,754

		40,787,680

Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	2,541	1,091,919
Kroger Co. (The)	28,129	1,144,850
Sysco Corp.	12,305	913,031
Walgreens Boots Alliance Inc.	18,521	873,265

Security	Shares	Value

Food & Staples Retailing (continued)
Walmart Inc.	6,787	$967,487

		4,990,552

Food Products — 2.0%
Archer-Daniels-Midland Co.	15,296	913,477
Bunge Ltd.	12,105	939,711
Campbell Soup Co.	21,789	952,615
Conagra Brands Inc.	28,262	946,494
General Mills Inc.	16,543	973,721
Hershey Co. (The)	6,026	1,077,931
Hormel Foods Corp.	22,604	1,048,374
JM Smucker Co. (The)	8,063	1,057,140
Kellogg Co.	15,918	1,008,565
Kraft Heinz Co. (The)	23,273	895,312
Lamb Weston Holdings Inc.	13,996	934,513
McCormick & Co. Inc./MD, NVS	11,885	1,000,361
Mondelez International Inc., Class A	16,009	1,012,729
Tyson Foods Inc., Class A	12,955	925,764

		13,686,707

Gas Utilities — 0.3%
Atmos Energy Corp.	11,039	1,088,335
UGI Corp.	25,020	1,150,670

		2,239,005

Health Care Equipment & Supplies — 4.3%
Abbott Laboratories	8,291	1,003,045
ABIOMED Inc.(a)	4,057	1,327,207
Align Technology Inc.(a)	1,842	1,281,664
Baxter International Inc.	12,493	966,334
Becton Dickinson and Co.	4,199	1,073,894
Boston Scientific Corp.(a)	24,355	1,110,588
Cooper Companies Inc. (The)	2,743	1,156,915
Danaher Corp.(b)	3,885	1,155,749
DENTSPLY SIRONA Inc.	15,605	1,030,554
Dexcom Inc.(a)	3,202	1,650,663
Edwards Lifesciences Corp.(a)	11,387	1,278,419
Hologic Inc.(a)	17,180	1,289,187
IDEXX Laboratories Inc.(a)	1,961	1,330,597
Insulet Corp.(a)	4,722	1,320,696
Intuitive Surgical Inc.(a)	1,220	1,209,581
Masimo Corp.(a)	5,101	1,389,461
Medtronic PLC	7,776	1,021,067
Novocure Ltd.(a)(b)	6,095	938,691
ResMed Inc.	5,369	1,459,294
STERIS PLC	5,464	1,190,879
Stryker Corp.	3,965	1,074,277
Teleflex Inc.	2,724	1,082,599
West Pharmaceutical Services Inc.	3,234	1,331,535
Zimmer Biomet Holdings Inc.	6,290	1,027,912

		28,700,808

Health Care Providers & Services — 2.7%
AmerisourceBergen Corp., Class A	8,964	1,095,132
Anthem Inc.	2,528	970,777
Cardinal Health Inc.	18,963	1,126,023
Centene Corp.(a)	14,702	1,008,704
Cigna Corp.	3,785	868,620
CVS Health Corp.	11,779	970,118
DaVita Inc.(a)	8,688	1,044,732
HCA Healthcare Inc.	4,824	1,197,317
Henry Schein Inc.(a)	13,509	1,082,746
Humana Inc.	2,265	964,573

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings(a)	3,927	$1,162,981
McKesson Corp.	5,253	1,070,719
Molina Healthcare Inc.(a)	4,096	1,118,249
Oak Street Health Inc.(a)	18,789	1,184,459
Quest Diagnostics Inc.	8,087	1,146,737
UnitedHealth Group Inc.	2,319	955,938
Universal Health Services Inc., Class B	6,732	1,079,880

		18,047,705

Health Care Technology — 0.5%
Cerner Corp.	13,861	1,114,286
Teladoc Health Inc.(a)(b)	7,715	1,145,292
Veeva Systems Inc., Class A(a)	4,176	1,389,397

		3,648,975

Hotels, Restaurants & Leisure — 3.1%
Airbnb Inc., Class A(a)	7,562	1,089,004
Aramark	28,318	994,811
Booking Holdings Inc.(a)	460	1,002,000
Caesars Entertainment Inc.(a)	10,563	922,784
Carnival Corp.(a)	38,165	826,272
Chipotle Mexican Grill Inc., Class A(a)	778	1,449,756
Darden Restaurants Inc.	7,678	1,120,067
Domino’s Pizza Inc.	2,486	1,306,368
DraftKings Inc., Class A(a)(b)	24,556	1,190,966
Expedia Group Inc.(a)	6,224	1,001,255
Hilton Worldwide Holdings Inc.(a)	8,576	1,127,315
Las Vegas Sands Corp.(a)	18,087	765,984
Marriott International Inc./MD, Class A(a)	7,338	1,071,201
McDonald’s Corp.	4,220	1,024,236
MGM Resorts International	27,452	1,030,274
Royal Caribbean Cruises Ltd.(a)	12,519	962,335
Starbucks Corp.	8,867	1,076,720
Vail Resorts Inc.(a)	3,398	1,037,070
Wynn Resorts Ltd.(a)	8,675	853,013
Yum! Brands Inc.	8,783	1,153,998

		21,005,429

Household Durables — 1.2%
DR Horton Inc.	10,857	1,036,084
Garmin Ltd.	7,513	1,181,044
Lennar Corp., Class A	10,650	1,119,847
Mohawk Industries Inc.(a)	4,944	963,586
Newell Brands Inc.	36,930	914,017
NVR Inc.(a)	223	1,164,640
PulteGroup Inc.	18,617	1,021,515
Whirlpool Corp.	4,382	970,788

		8,371,521

Household Products — 0.8%
Church & Dwight Co. Inc.	12,000	1,038,960
Clorox Co. (The)	5,867	1,061,282
Colgate-Palmolive Co.	12,069	959,486
Kimberly-Clark Corp.	7,678	1,042,058
Procter & Gamble Co. (The)	6,927	985,227

		5,087,013

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	42,487	1,006,942
Vistra Corp.	69,380	1,328,627

		2,335,569

Industrial Conglomerates — 0.6%
3M Co.	4,837	957,436

Security	Shares	Value

Industrial Conglomerates (continued)
General Electric Co.	75,147	$973,154
Honeywell International Inc.	4,336	1,013,713
Roper Technologies Inc.	2,382	1,170,372

		4,114,675

Insurance — 4.6%
Aflac Inc.	18,418	1,012,990
Alleghany Corp.(a)	1,535	1,017,858
Allstate Corp. (The)	7,450	968,873
American Financial Group Inc./OH	8,399	1,062,390
American International Group Inc.	19,923	943,354
Aon PLC, Class A	3,997	1,039,340
Arch Capital Group Ltd.(a)	26,502	1,033,578
Arthur J Gallagher & Co.	7,155	996,763
Assurant Inc.	6,785	1,070,741
Athene Holding Ltd., Class A(a)	17,460	1,128,265
Brown & Brown Inc.	20,706	1,126,406
Chubb Ltd.	6,000	1,012,440
Cincinnati Financial Corp.	8,892	1,048,189
Erie Indemnity Co., Class A, NVS	5,363	991,565
Everest Re Group Ltd.	4,028	1,018,399
Fidelity National Financial Inc.	23,128	1,031,740
Globe Life Inc.	10,294	958,474
Hartford Financial Services Group Inc. (The)	16,032	1,019,956
Lincoln National Corp.	15,401	949,010
Loews Corp.	18,357	984,486
Markel Corp.(a)	892	1,075,904
Marsh & McLennan Companies Inc.	7,546	1,110,922
MetLife Inc.	15,468	892,504
Principal Financial Group Inc.	16,039	996,503
Progressive Corp. (The)	9,518	905,733
Prudential Financial Inc.	9,527	955,368
Reinsurance Group of America Inc.	8,650	953,057
RenaissanceRe Holdings Ltd.	7,136	1,089,596
Travelers Companies Inc. (The)	6,458	961,725
W R Berkley Corp.	13,636	997,746
Willis Towers Watson PLC	3,929	809,688

		31,163,563

Interactive Media & Services — 1.3%
Alphabet Inc., Class A(a)	196	528,128
Alphabet Inc., Class C, NVS(a)	194	524,657
Facebook Inc., Class A(a)	2,907	1,035,764
IAC/InterActiveCorp.(a)(b)	4,716	647,460
Match Group Inc.(a)	7,410	1,180,191
Pinterest Inc., Class A(a)	17,831	1,050,246
Snap Inc., Class A, NVS(a)	18,700	1,391,654
Twitter Inc.(a)	19,599	1,367,030
Zillow Group Inc., Class A(a)	2,665	285,501
Zillow Group Inc., Class C, NVS(a)	6,819	724,587

		8,735,218

Internet & Direct Marketing Retail — 1.0%
Amazon.com Inc.(a)	275	915,087
Chewy Inc., Class A(a)(b)	14,990	1,254,663
eBay Inc.	16,703	1,139,312
Etsy Inc.(a)(b)	6,435	1,180,887
MercadoLibre Inc.(a)(b)	772	1,211,036
Wayfair Inc., Class A(a)(b)	3,476	838,967

		6,539,952

IT Services — 4.2%
Accenture PLC, Class A	3,398	1,079,477

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Akamai Technologies Inc.(a)	9,393	$1,126,409
Automatic Data Processing Inc.	5,146	1,078,756
Broadridge Financial Solutions Inc.	6,584	1,142,258
Cognizant Technology Solutions Corp., Class A	14,646	1,076,920
EPAM Systems Inc.(a)	2,355	1,318,329
Fidelity National Information Services Inc.	6,693	997,592
Fiserv Inc.(a)	8,908	1,025,400
FleetCor Technologies Inc.(a)	3,893	1,005,250
Gartner Inc.(a)	4,639	1,228,082
Global Payments Inc.	5,165	998,963
GoDaddy Inc., Class A(a)	13,286	1,114,031
International Business Machines Corp.	6,823	961,770
Jack Henry & Associates Inc.	6,950	1,209,926
Mastercard Inc., Class A	2,618	1,010,391
MongoDB Inc., Class A(a)(b)	4,064	1,458,651
Okta Inc.(a)	4,646	1,151,232
Paychex Inc.	10,422	1,186,232
PayPal Holdings Inc.(a)	3,924	1,081,180
Snowflake Inc., Class A(a)	4,831	1,283,693
Square Inc., Class A(a)(b)	4,924	1,217,508
Twilio Inc., Class A(a)	3,453	1,290,006
VeriSign Inc.(a)	4,791	1,036,629
Visa Inc., Class A	4,139	1,019,808
Western Union Co. (The)	43,909	1,019,128

		28,117,621

Leisure Products — 0.4%
Hasbro Inc.	11,255	1,119,197
Peloton Interactive Inc., Class A(a)	11,342	1,338,923

		2,458,120

Life Sciences Tools & Services — 2.5%
10X Genomics Inc., Class A(a)	7,465	1,367,812
Agilent Technologies Inc.	7,971	1,221,396
Avantor Inc.(a)	34,653	1,302,260
Bio-Rad Laboratories Inc., Class A(a)	1,812	1,339,992
Bio-Techne Corp.	2,780	1,340,627
Charles River Laboratories International Inc.(a)	3,324	1,352,602
Illumina Inc.(a)	2,685	1,331,089
IQVIA Holdings Inc.(a)	4,438	1,099,293
Mettler-Toledo International Inc.(a)	831	1,224,653
PerkinElmer Inc.	7,507	1,368,001
PPD Inc.(a)	23,379	1,078,239
Thermo Fisher Scientific Inc.	2,150	1,161,021
Waters Corp.(a)	3,454	1,346,404

		16,533,389

Machinery — 2.6%
Caterpillar Inc.	4,018	830,722
Cummins Inc.	3,888	902,405
Deere & Co.	2,573	930,371
Dover Corp.	7,053	1,178,697
Fortive Corp.	14,930	1,084,814
IDEX Corp.	4,792	1,086,298
Illinois Tool Works Inc.	4,236	960,174
Ingersoll Rand Inc.(a)	21,771	1,063,949
Nordson Corp.	5,348	1,209,343
Otis Worldwide Corp.	13,180	1,180,269
PACCAR Inc.	11,145	924,924
Parker-Hannifin Corp.	3,255	1,015,658
Pentair PLC	16,003	1,178,941
Snap-on Inc.	4,278	932,518

Security	Shares	Value

Machinery (continued)
Stanley Black & Decker Inc.	4,857	$957,072
Westinghouse Air Brake Technologies Corp.	13,429	1,139,719
Xylem Inc./NY	9,009	1,133,783

		17,709,657

Media — 2.2%
Altice USA Inc., Class A(a)	28,858	886,806
Cable One Inc.	644	1,215,866
Charter Communications Inc., Class A(a)(b)	1,434	1,066,968
Comcast Corp., Class A	17,253	1,014,994
Discovery Inc., Class A(a)(b)	11,549	335,037
Discovery Inc., Class C, NVS(a)	21,477	582,241
DISH Network Corp., Class A(a)	23,318	976,791
Fox Corp., Class A, NVS	19,864	708,350
Fox Corp., Class B	9,120	303,149
Interpublic Group of Companies Inc. (The)	33,428	1,182,014
Liberty Broadband Corp., Class A(a)	879	150,898
Liberty Broadband Corp., Class C, NVS(a)	5,549	984,892
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	8,676	405,082
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	17,456	806,467
News Corp., Class A, NVS	39,905	982,860
Omnicom Group Inc.	12,907	939,888
Sirius XM Holdings Inc.(b)	179,428	1,160,899
ViacomCBS Inc., Class B, NVS	27,429	1,122,669

		14,825,871

Metals & Mining — 0.6%
Freeport-McMoRan Inc.	22,930	873,633
Newmont Corp.	13,755	864,089
Nucor Corp.	9,815	1,020,956
Steel Dynamics Inc.	16,733	1,078,442

		3,837,120

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	60,190	955,215
Annaly Capital Management Inc.	118,002	1,001,837

		1,957,052

Multi-Utilities — 1.5%
Ameren Corp.	12,712	1,066,791
CenterPoint Energy Inc.	43,108	1,097,530
CMS Energy Corp.	16,931	1,046,166
Consolidated Edison Inc.	13,329	983,280
Dominion Energy Inc.	13,116	981,995
DTE Energy Co.	7,500	879,900
NiSource Inc.	42,959	1,064,094
Public Service Enterprise Group Inc.	16,737	1,041,544
Sempra Energy	7,522	982,749
WEC Energy Group Inc.	10,955	1,031,304

		10,175,353

Multiline Retail — 0.5%
Dollar General Corp.	5,023	1,168,551
Dollar Tree Inc.(a)	9,572	955,190
Target Corp.	4,743	1,238,160

		3,361,901

Oil, Gas & Consumable Fuels — 2.1%
Cheniere Energy Inc.(a)	12,605	1,070,543
Chevron Corp.	8,707	886,460
ConocoPhillips	17,250	967,035
Devon Energy Corp.	39,263	1,014,556
EOG Resources Inc.	12,020	875,777
Exxon Mobil Corp.	15,512	893,026

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Hess Corp.	12,153	$928,975
Kinder Morgan Inc.	54,779	952,059
Marathon Petroleum Corp.	16,781	926,647
Occidental Petroleum Corp.	39,988	1,043,687
ONEOK Inc.	19,142	994,810
Phillips 66	11,655	855,827
Pioneer Natural Resources Co.	6,488	943,160
Valero Energy Corp.	12,720	851,858
Williams Companies Inc. (The)	39,284	984,064

		14,188,484

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	3,346	1,116,995

Pharmaceuticals — 1.7%
Bristol-Myers Squibb Co.	14,982	1,016,828
Catalent Inc.(a)	10,516	1,259,922
Elanco Animal Health Inc.(a)	30,702	1,119,702
Eli Lilly & Co.	4,969	1,209,952
Jazz Pharmaceuticals PLC(a)	6,194	1,050,007
Johnson & Johnson	5,512	949,166
Merck & Co. Inc.	12,190	937,045
Pfizer Inc.	24,038	1,029,067
Royalty Pharma PLC, Class A	25,864	988,005
Viatris Inc.	65,766	925,328
Zoetis Inc.	5,892	1,194,308

		11,679,330

Professional Services — 1.6%
Booz Allen Hamilton Holding Corp., Class A	13,132	1,126,857
Clarivate PLC(a)	37,517	855,388
CoStar Group Inc.(a)	12,764	1,134,081
Equifax Inc.	4,410	1,149,246
IHS Markit Ltd.	9,940	1,161,389
Jacobs Engineering Group Inc.	7,677	1,038,314
Leidos Holdings Inc.	10,407	1,107,513
Robert Half International Inc.	12,189	1,197,082
TransUnion	9,828	1,179,950
Verisk Analytics Inc., Class A	6,072	1,153,316

		11,103,136

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	12,064	1,163,693

Road & Rail — 1.5%
AMERCO	1,756	1,032,458
CSX Corp.	30,027	970,473
JB Hunt Transport Services Inc.	6,076	1,023,502
Kansas City Southern	3,534	946,405
Knight-Swift Transportation Holdings Inc.	22,586	1,122,298
Lyft Inc., Class A(a)	21,556	1,192,478
Norfolk Southern Corp.	3,533	910,913
Old Dominion Freight Line Inc.	3,866	1,040,534
Uber Technologies Inc.(a)	21,045	914,616
Union Pacific Corp.	4,362	954,231

		10,107,908

Semiconductors & Semiconductor Equipment — 4.1%
Advanced Micro Devices Inc.(a)	13,439	1,427,087
Analog Devices Inc.	6,914	1,157,542
Applied Materials Inc.	8,040	1,125,037
Broadcom Inc.	2,219	1,077,103
Enphase Energy Inc.(a)	9,108	1,726,877
Intel Corp.	17,414	935,480

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
KLA Corp.	3,452	$1,201,848
Lam Research Corp.	1,698	1,082,322
Marvell Technology Inc.	24,257	1,467,791
Maxim Integrated Products Inc.	11,571	1,156,059
Microchip Technology Inc.	7,236	1,035,616
Micron Technology Inc.(a)	12,494	969,284
Monolithic Power Systems Inc.	3,455	1,552,193
NVIDIA Corp.	6,716	1,309,553
NXP Semiconductors NV	5,358	1,105,838
ON Semiconductor Corp.(a)	29,389	1,147,934
Qorvo Inc.(a)	6,230	1,181,146
QUALCOMM Inc.	7,554	1,131,589
Skyworks Solutions Inc.	6,415	1,183,632
SolarEdge Technologies Inc.(a)	4,996	1,296,362
Teradyne Inc.	8,901	1,130,427
Texas Instruments Inc.	5,401	1,029,539
Xilinx Inc.	8,850	1,326,084

		27,756,343

Software — 7.9%
Adobe Inc.(a)	2,009	1,248,855
ANSYS Inc.(a)	3,265	1,203,022
Autodesk Inc.(a)	3,705	1,189,787
Avalara Inc.(a)	9,064	1,515,229
Bentley Systems Inc., Class B(b)	21,541	1,309,908
Black Knight Inc.(a)	15,276	1,265,006
Cadence Design Systems Inc.(a)	8,549	1,262,260
Ceridian HCM Holding Inc.(a)	12,307	1,211,009
Citrix Systems Inc.	9,220	928,915
Cloudflare Inc., Class A(a)	14,950	1,773,518
Coupa Software Inc.(a)(b)	4,741	1,028,797
Crowdstrike Holdings Inc., Class A(a)	5,462	1,385,218
Datadog Inc., Class A(a)	12,980	1,436,886
DocuSign Inc., Class A(a)	5,587	1,665,149
Dropbox Inc., Class A(a)	41,885	1,318,959
Dynatrace Inc.(a)	23,179	1,480,443
Fair Isaac Corp.(a)	2,209	1,157,317
Fortinet Inc.(a)	5,101	1,388,696
Guidewire Software Inc.(a)	12,062	1,389,542
HubSpot Inc.(a)	2,195	1,308,264
Intuit Inc.	2,369	1,255,499
Microsoft Corp.	3,648	1,039,352
NortonLifeLock Inc.	41,144	1,021,194
Oracle Corp.	12,174	1,060,842
Palantir Technologies Inc., Class A(a)	50,624	1,099,047
Palo Alto Networks Inc.(a)	3,110	1,241,045
Paycom Software Inc.(a)	3,298	1,319,200
PTC Inc.(a)	8,452	1,144,823
RingCentral Inc., Class A(a)	4,505	1,204,051
salesforce.com Inc.(a)	6,511	1,575,206
ServiceNow Inc.(a)	2,212	1,300,413
Splunk Inc.(a)	9,324	1,323,822
SS&C Technologies Holdings Inc.	14,369	1,126,386
Synopsys Inc.(a)	4,404	1,268,308
Trade Desk Inc. (The), Class A(a)	20,755	1,700,042
Tyler Technologies Inc.(a)	2,741	1,350,326
Unity Software Inc.(a)(b)	12,172	1,303,865
VMware Inc., Class A(a)(b)	6,169	948,422
Workday Inc., Class A(a)	4,443	1,041,439
Zendesk Inc.(a)(b)	8,141	1,062,645
Zoom Video Communications Inc., Class A(a)	3,240	1,225,044

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Size Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Zscaler Inc.(a)	6,503	$1,534,123

		53,611,874

Specialty Retail — 2.3%
Advance Auto Parts Inc.	5,293	1,122,433
AutoZone Inc.(a)	679	1,102,404
Best Buy Co. Inc.	8,688	976,097
Burlington Stores Inc.(a)(b)	3,151	1,054,955
CarMax Inc.(a)	8,568	1,147,684
Carvana Co., Class A(a)	4,716	1,591,933
Home Depot Inc. (The)	2,970	974,724
L Brands Inc.	15,088	1,208,096
Lowe’s Companies Inc.	5,047	972,506
O’Reilly Automotive Inc.(a)	1,871	1,129,785
Ross Stores Inc.	7,981	979,189
TJX Companies Inc. (The)	13,874	954,670
Tractor Supply Co.	5,679	1,027,501
Ulta Beauty Inc.(a)	3,246	1,090,007

		15,331,984

Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc.	7,034	1,025,979
Dell Technologies Inc., Class C(a)	10,242	989,582
Hewlett Packard Enterprise Co.	64,027	928,392
HP Inc.	31,180	900,167
NetApp Inc.	13,617	1,083,777
Seagate Technology Holdings PLC	10,136	890,954
Western Digital Corp.(a)	13,853	899,475

		6,718,326

Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica Inc.(a)	3,279	1,312,157
Nike Inc., Class B	7,103	1,189,824
VF Corp.	12,003	962,641

		3,464,622

Tobacco — 0.3%
Altria Group Inc.	19,844	953,306
Philip Morris International Inc.	10,042	1,005,104

		1,958,410

Security	Shares	Value

Trading Companies & Distributors — 0.5%
Fastenal Co.	19,535	$1,069,932
United Rentals Inc.(a)	3,084	1,016,332
WW Grainger Inc.	2,267	1,007,863

		3,094,127

Water Utilities — 0.3%
American Water Works Co. Inc.	6,952	1,182,605
Essential Utilities Inc.	23,540	1,156,285

		2,338,890

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)	6,953	1,001,371

Total Common Stocks — 99.7% (Cost: $623,610,788)		672,379,939

Short-Term Investments

Money Market Funds — 3.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	20,453,230	20,463,456
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,980,000	1,980,000

		22,443,456

Total Short-Term Investments — 3.3% (Cost: $22,435,493)		22,443,456

Total Investments in Securities — 103.0% (Cost: $646,046,281)		694,823,395

Other Assets, Less Liabilities — (3.0)%		(19,959,508)

Net Assets — 100.0%		$674,863,887

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$18,884,090	$1,589,971	(a)	$—	$5,440	$(16,045)	$20,463,456	20,453,230	$57,152	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,710,000	270,000	(a)	—	—	—	1,980,000	1,980,000	713		—
BlackRock Inc.	1,163,820	1,562,388		(2,298,978)	544,163	33,657	1,005,050	1,159	29,114		—

					$549,603	$17,612	$23,448,506		$86,979		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Size Factor ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	8	09/17/21	$332	$9,509
S&P 500 E-Mini Index	7	09/17/21	1,536	36,061
S&P MidCap 400 E-Mini Index	2	09/17/21	540	3,014

				$48,584

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$48,584

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$647,298

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(53,514)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,912,101

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$672,379,939	$—	$—	$672,379,939
Money Market Funds	22,443,456	—	—	22,443,456

	$694,823,395	$—	$—	$694,823,395

Derivative financial instruments(a)
Assets
Futures Contracts	$48,584	$—	$—	$48,584

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments July 31, 2021	iShares® MSCI USA Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.8%
General Dynamics Corp.	405,046	$79,401,167
Huntington Ingalls Industries Inc.	80,676	16,549,068
L3Harris Technologies Inc.	440,002	99,766,054
Northrop Grumman Corp.	239,423	86,915,337
Raytheon Technologies Corp.	3,212,718	279,345,830
Textron Inc.	565,167	39,002,175

		600,979,631

Air Freight & Logistics — 1.1%
FedEx Corp.	629,395	176,199,130

Auto Components — 0.8%
Autoliv Inc.	119,759	12,081,288
BorgWarner Inc.	1,201,949	58,871,462
Lear Corp.	327,852	57,367,543

		128,320,293

Automobiles — 5.4%
Ford Motor Co.(a)	25,509,468	355,857,078
General Motors Co.(a)	8,957,139	509,123,781

		864,980,859

Banks — 4.6%
Citigroup Inc.	5,465,406	369,570,754
Citizens Financial Group Inc.	910,358	38,380,693
Fifth Third Bancorp	901,096	32,700,774
Regions Financial Corp.	1,522,256	29,303,428
Wells Fargo & Co.	5,601,632	257,338,974

		727,294,623

Beverages — 0.4%
Molson Coors Beverage Co., Class B(a)	1,222,012	59,744,167

Biotechnology — 3.5%
AbbVie Inc.	2,715,892	315,858,240
Biogen Inc.(a)	266,409	87,043,812
Gilead Sciences Inc.	2,367,159	161,653,288

		564,555,340

Building Products — 0.9%
Johnson Controls International PLC	1,619,692	115,678,403
Owens Corning	366,195	35,213,311

		150,891,714

Capital Markets — 2.1%
Bank of New York Mellon Corp. (The)	1,154,767	59,274,190
Franklin Resources Inc.	414,194	12,239,433
Goldman Sachs Group Inc. (The)	640,499	240,110,265
Invesco Ltd.	848,640	20,689,843

		332,313,731

Chemicals — 1.4%
Corteva Inc.	1,365,753	58,426,913
DuPont de Nemours Inc.	541,369	40,629,744
Eastman Chemical Co.	264,088	29,768,000
LyondellBasell Industries NV, Class A	623,643	61,946,459
Mosaic Co. (The)	1,078,188	33,671,811

		224,442,927

Communications Equipment — 3.5%
Cisco Systems Inc.	8,769,449	485,564,391
F5 Networks Inc.(a)	149,841	30,943,665
Juniper Networks Inc.	1,374,752	38,685,521

		555,193,577

Security	Shares	Value

Consumer Finance — 1.1%
Ally Financial Inc.	753,552	$38,702,431
Capital One Financial Corp.	847,286	137,006,146

		175,708,577

Containers & Packaging — 0.5%
International Paper Co.	706,820	40,825,923
Westrock Co.	758,840	37,342,517

		78,168,440

Distributors — 0.3%
LKQ Corp.(a)	907,510	46,056,133

Diversified Financial Services — 0.3%
Equitable Holdings Inc.	1,160,297	35,818,368
Voya Financial Inc.	184,895	11,907,238

		47,725,606

Diversified Telecommunication Services — 8.0%
AT&T Inc.	40,539,857	1,137,142,989
Liberty Global PLC, Class A(a)	480,317	12,896,511
Liberty Global PLC, Class C, NVS(a)	1,299,786	34,912,252
Lumen Technologies Inc.	6,754,577	84,229,575

		1,269,181,327

Electric Utilities — 2.3%
Edison International	498,586	27,172,937
Evergy Inc.	462,021	30,133,010
Exelon Corp.	3,432,864	160,658,035
NRG Energy Inc.	836,457	34,495,487
PG&E Corp.(a)	5,039,555	44,297,688
PPL Corp.	2,273,658	64,503,677

		361,260,834

Electrical Equipment — 0.8%
Eaton Corp. PLC	709,969	112,210,600
Sensata Technologies Holding PLC(a)	247,380	14,501,416

		126,712,016

Electronic Equipment, Instruments & Components — 1.5%
Arrow Electronics Inc.(a)	396,650	47,030,791
Corning Inc.	2,270,770	95,054,432
TE Connectivity Ltd.	654,940	96,584,002

		238,669,225

Energy Equipment & Services — 0.7%
Baker Hughes Co., Class A	5,415,438	115,023,903

Equity Real Estate Investment Trusts (REITs) — 1.8%
Iron Mountain Inc.	757,436	33,145,399
Omega Healthcare Investors Inc.	326,091	11,830,582
Public Storage	353,498	110,461,055
Simon Property Group Inc.	778,772	98,530,233
Weyerhaeuser Co.	1,005,750	33,923,948

		287,891,217

Food & Staples Retailing — 1.8%
Kroger Co. (The)	2,955,616	120,293,571
Walgreens Boots Alliance Inc.	3,686,308	173,809,422

		294,102,993

Food Products — 2.0%
Conagra Brands Inc.	1,317,188	44,112,626
JM Smucker Co. (The)	408,269	53,528,149
Kraft Heinz Co. (The)	3,525,665	135,632,332
Tyson Foods Inc., Class A	1,294,219	92,484,890

		325,757,997

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities — 0.1%
UGI Corp.	497,583	$22,883,842

Health Care Providers & Services — 5.2%
Anthem Inc.	389,148	149,436,723
Cardinal Health Inc.	511,832	30,392,584
Centene Corp.(a)	1,269,119	87,074,255
Cigna Corp.	786,832	180,570,076
CVS Health Corp.	3,344,924	275,487,941
DaVita Inc.(a)(b)	106,050	12,752,513
McKesson Corp.	283,980	57,883,643
Quest Diagnostics Inc.	135,063	19,151,933
Universal Health Services Inc., Class B	155,680	24,972,629

		837,722,297

Household Durables — 3.4%
DR Horton Inc.	1,367,156	130,467,697
Lennar Corp., Class A	1,574,758	165,585,804
Mohawk Industries Inc.(a)	319,153	62,202,920
Newell Brands Inc.	1,678,743	41,548,889
PulteGroup Inc.	1,444,968	79,285,394
Whirlpool Corp.	268,254	59,428,991

		538,519,695

Independent Power and Renewable Electricity Producers — 0.3%
Vistra Corp.	2,198,995	42,110,754

Insurance — 2.8%
American International Group Inc.	2,150,248	101,814,243
Athene Holding Ltd., Class A(a)	396,799	25,641,151
Everest Re Group Ltd.	61,904	15,651,188
Hartford Financial Services Group Inc. (The)	401,288	25,529,943
Lincoln National Corp.	548,951	33,826,361
Loews Corp.	393,386	21,097,291
MetLife Inc.	1,560,868	90,062,084
Principal Financial Group Inc.	432,663	26,881,352
Prudential Financial Inc.	899,026	90,154,327
Reinsurance Group of America Inc.	111,798	12,317,904

		442,975,844

IT Services — 5.7%
Cognizant Technology Solutions Corp., Class A	1,174,646	86,371,720
Fidelity National Information Services Inc.	1,326,700	197,744,635
Fiserv Inc.(a)	791,313	91,088,039
Global Payments Inc.	356,563	68,962,850
International Business Machines Corp.	3,122,955	440,211,737
Western Union Co. (The)	780,251	18,109,626

		902,488,607

Machinery — 1.4%
Cummins Inc.	333,155	77,325,276
PACCAR Inc.	900,984	74,772,662
Snap-on Inc.	101,242	22,068,731
Westinghouse Air Brake Technologies Corp.	548,797	46,576,401

		220,743,070

Media — 2.4%
Discovery Inc., Class A(a)(b)	889,519	25,804,946
Discovery Inc., Class C, NVS(a)	1,997,256	54,145,610
DISH Network Corp., Class A(a)	1,018,435	42,662,242
Fox Corp., Class A, NVS	1,115,208	39,768,318
Fox Corp., Class B	543,355	18,061,120
Interpublic Group of Companies Inc. (The)	1,086,964	38,435,047
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	276,922	12,929,488

Security	Shares	Value

Media (continued)
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)(b)	582,671	$26,919,400
ViacomCBS Inc., Class B, NVS	3,077,795	125,974,150

		384,700,321

Metals & Mining — 0.7%
Nucor Corp.	761,405	79,201,348
Steel Dynamics Inc.	580,664	37,423,795

		116,625,143

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	1,333,616	21,164,486
Annaly Capital Management Inc.	3,179,657	26,995,288

		48,159,774

Multiline Retail — 2.4%
Target Corp.	1,454,632	379,731,684

Oil, Gas & Consumable Fuels — 1.7%
Devon Energy Corp.	1,375,315	35,538,140
EOG Resources Inc.	1,737,692	126,608,239
Kinder Morgan Inc.	6,254,058	108,695,528

		270,841,907

Pharmaceuticals — 4.4%
Bristol-Myers Squibb Co.	4,095,724	277,976,788
Jazz Pharmaceuticals PLC(a)	121,377	20,575,829
Pfizer Inc.	8,097,517	346,654,703
Viatris Inc.	3,943,480	55,484,763

		700,692,083

Professional Services — 0.2%
Clarivate PLC(a)(b)	375,022	8,550,502
Leidos Holdings Inc.	252,006	26,818,478

		35,368,980

Real Estate Management & Development — 1.1%
CBRE Group Inc., Class A(a)	1,786,299	172,306,402

Road & Rail — 0.3%
AMERCO	26,831	15,775,555
Knight-Swift Transportation Holdings Inc.	632,343	31,421,123

		47,196,678

Semiconductors & Semiconductor Equipment — 12.8%
Applied Materials Inc.	2,009,997	281,258,880
Intel Corp.	18,219,697	978,762,123
Micron Technology Inc.(a)	6,462,039	501,324,986
NXP Semiconductors NV	519,596	107,239,418
ON Semiconductor Corp.(a)	1,088,991	42,535,988
Qorvo Inc.(a)(b)	346,986	65,785,076
Skyworks Solutions Inc.	348,176	64,241,954

		2,041,148,425

Software — 0.2%
SS&C Technologies Holdings Inc.	473,707	37,133,892

Specialty Retail — 0.5%
Best Buy Co. Inc.	729,741	81,986,401

Technology Hardware, Storage & Peripherals — 3.4%
Dell Technologies Inc., Class C(a)	726,657	70,209,599
Hewlett Packard Enterprise Co.	7,712,955	111,837,847
HP Inc.	5,539,502	159,925,423
NetApp Inc.	491,795	39,141,964
Seagate Technology Holdings PLC	742,163	65,236,128

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.(a)	1,458,414	$94,694,821

		541,045,782

Tobacco — 1.4%
Altria Group Inc.	4,602,639	221,110,778

Trading Companies & Distributors — 0.5%
United Rentals Inc.(a)	232,255	76,539,635

Total Common Stocks — 99.8% (Cost: $13,731,181,787)		15,913,206,254

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	16,313,702	16,321,859
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	25,377,000	25,377,000

		41,698,859

Total Short-Term Investments — 0.3% (Cost: $41,698,218)		41,698,859

Total Investments in Securities — 100.1% (Cost: $13,772,880,005)		15,954,905,113

Other Assets, Less Liabilities — (0.1)%		(9,216,476)

Net Assets — 100.0%		$15,945,688,637

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan. (c) Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$54,608,499	$—		$(38,257,797	)(a)	$27,119	$(55,962)	$16,321,859	16,313,702	$131,908	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	17,097,000	8,280,000	(a)	—		—	—	25,377,000	25,377,000	7,772		—

						$27,119	$(55,962)	$41,698,859		$139,680		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	128	09/17/21	$14,218	$(19,558)

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Value Factor ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	76	09/17/21	$16,680	$510,762

				$491,204

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$510,762

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$19,558

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$10,486,534

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(146,780)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$23,370,043

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Value Factor ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$15,913,206,254	$—	$—	$15,913,206,254
Money Market Funds	41,698,859	—	—	41,698,859

	$15,954,905,113	$—	$—	$15,954,905,113

Derivative financial instruments(a)
Assets
Futures Contracts	$510,762	$—	$—	$510,762
Liabilities
Futures Contracts	(19,558)	—	—	(19,558)

	$491,204	$—	$—	$491,204

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2021

	iShares MSCI Intl Momentum Factor ETF	iShares MSCI Intl Quality Factor ETF	iShares MSCI Intl Size Factor ETF	iShares MSCI Intl Value Factor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$829,621,028	$3,729,226,574	$25,306,396	$1,120,009,542
Affiliated(c)	300,000	1,880,000	36,183	310,000
Cash	4,031	1,223	5,792	6,272
Foreign currency, at value(d)	1,089,441	5,444,395	43,458	2,052,374
Foreign currency collateral pledged:
Futures contracts(e)	155,182	939,822	5,438	344,758
Receivables:
Securities lending income — Affiliated	477	8	108	413
Capital shares sold	2,149,513	1,000,231	—	—
Dividends	465,016	2,657,387	22,331	1,883,124
Tax reclaims	683,057	5,156,056	6,921	896,621

Total assets	834,467,745	3,746,305,696	25,426,627	1,125,503,104

LIABILITIES
Collateral on securities loaned, at value	—	—	36,181	—
Payables:
Investments purchased	2,334,511	884,314	—	—
Variation margin on futures contracts	13,413	34,127	247	21,232
Investment advisory fees	202,713	917,549	5,722	313,846

Total liabilities	2,550,637	1,835,990	42,150	335,078

NET ASSETS	$831,917,108	$3,744,469,706	$25,384,477	$1,125,168,026

NET ASSETS CONSIST OF:
Paid-in capital	$711,884,920	$3,054,681,541	$22,830,277	$1,137,941,924
Accumulated earnings (loss)	120,032,188	689,788,165	2,554,200	(12,773,898)

NET ASSETS	$831,917,108	$3,744,469,706	$25,384,477	$1,125,168,026

Shares outstanding	21,300,000	95,300,000	800,000	43,800,000

Net asset value	$39.06	$39.29	$31.73	$25.69

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$—	$33,761	$—
(b) Investments, at cost — Unaffiliated	$735,386,782	$3,035,483,208	$22,314,044	$1,099,593,938
(c) Investments, at cost — Affiliated	$300,000	$1,880,000	$36,183	$310,000
(d) Foreign currency, at cost	$1,087,951	$5,425,974	$43,236	$2,045,303
(e) Foreign currency collateral pledged, at cost	$158,632	$975,026	$5,586	$351,340

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Assets and Liabilities  (continued)

July 31, 2021

	iShares MSCI USA Momentum Factor ETF	iShares MSCI USA Quality Factor ETF	iShares MSCI USA Size Factor ETF	iShares MSCI USA Value Factor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$14,279,430,017	$23,214,087,927	$671,374,889	$15,913,206,254
Affiliated(c)	317,071,706	753,756,736	23,448,506	41,698,859
Cash	1,171,820	231,475	16,224	1,736,747
Cash pledged:
Futures contracts	1,797,000	2,822,000	124,000	1,572,000
Receivables:
Securities lending income — Affiliated	23,128	3,839	3,491	2,349
Capital shares sold	—	138,937	—	—
Dividends	12,208,197	13,076,298	461,903	39,029,471

Total assets	14,611,701,868	23,984,117,212	695,429,013	15,997,245,680

LIABILITIES
Collateral on securities loaned, at value	116,490,760	14,093,169	20,462,272	16,333,813
Payables:
Investments purchased	—	—	—	32,954,677
Variation margin on futures contracts	163,905	280,472	6,819	161,695
Capital shares redeemed	94,892	—	—	78,451
Investment advisory fees	1,935,296	2,914,049	96,035	2,028,407

Total liabilities	118,684,853	17,287,690	20,565,126	51,557,043

NET ASSETS	$14,493,017,015	$23,966,829,522	$674,863,887	$15,945,688,637

NET ASSETS CONSIST OF:
Paid-in capital	$13,495,833,225	$19,217,120,841	$665,450,775	$14,172,915,369
Accumulated earnings	997,183,790	4,749,708,681	9,413,112	1,772,773,268

NET ASSETS	$14,493,017,015	$23,966,829,522	$674,863,887	$15,945,688,637

Shares outstanding	82,800,000	174,550,000	5,150,000	152,900,000

Net asset value	$175.04	$137.31	$131.04	$104.29

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$112,533,555	$13,772,087	$19,475,752	$15,473,835
(b) Investments, at cost — Unaffiliated	$12,565,154,809	$18,092,289,274	$622,774,384	$13,731,181,787
(c) Investments, at cost — Affiliated	$277,547,462	$537,194,365	$23,271,897	$41,698,218

See notes to financial statements.

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2021

	iShares MSCI Intl Momentum Factor ETF	iShares MSCI Intl Quality Factor ETF	iShares MSCI Intl Size Factor ETF	iShares MSCI Intl Value Factor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$11,234,305	$74,297,570	$700,609	$27,562,315
Dividends — Affiliated	131	492	1	95
Securities lending income — Affiliated — net	4,897	19,824	1,983	25,106
Foreign taxes withheld	(1,366,221)	(7,075,013)	(74,198)	(2,279,928)

Total investment income	9,873,112	67,242,873	628,395	25,307,588

EXPENSES
Investment advisory fees	2,033,775	8,137,115	78,162	2,180,049
Miscellaneous	173	173	173	173

Total expenses	2,033,948	8,137,288	78,335	2,180,222

Net investment income	7,839,164	59,105,585	550,060	23,127,366

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	59,381,410	50,652,617	173,750	(16,180,199)
Investments — Affiliated	(339)	(3,355)	13	(1,564)
In-kind redemptions — Unaffiliated	20,727,441	43,475,451	3,715,651	70,129,470
Futures contracts	582,763	3,008,878	26,187	941,856
Foreign currency transactions	126,552	199,416	1,360	82,833

Net realized gain	80,817,827	97,333,007	3,916,961	54,972,396

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	29,529,776	550,663,984	3,037,996	89,547,982
Investments — Affiliated	2	(344)	(121)	(184)
Futures contracts	67,739	94,690	1,783	16,960
Foreign currency translations	(32,800)	(138,470)	(1,128)	(55,932)

Net change in unrealized appreciation (depreciation)	29,564,717	550,619,860	3,038,530	89,508,826

Net realized and unrealized gain	110,382,544	647,952,867	6,955,491	144,481,222

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$118,221,708	$707,058,452	$7,505,551	$167,608,588

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Operations  (continued)

Year Ended July 31, 2021

	iShares MSCI USA Momentum Factor ETF	iShares MSCI USA Quality Factor ETF	iShares MSCI USA Size Factor ETF	iShares MSCI USA Value Factor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$89,415,887	$318,864,164	$12,837,383	$294,015,673
Dividends — Affiliated	2,666,784	11,135,732	29,827	7,772
Securities lending income — Affiliated — net	549,799	81,766	57,152	131,908
Foreign taxes withheld	(88,945)	—	(3,850)	(112,704)

Total investment income	92,543,525	330,081,662	12,920,512	294,042,649

EXPENSES
Investment advisory fees	20,388,160	30,863,547	1,304,962	16,859,088
Miscellaneous	173	173	173	173

Total expenses	20,388,333	30,863,720	1,305,135	16,859,261

Net investment income	72,155,192	299,217,942	11,615,377	277,183,388

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	456,685,559	(17,223,432)	(4,981,921)	(31,515,361)
Investments — Affiliated	(8,306)	(135,238)	20,779	27,119
In-kind redemptions — Unaffiliated	2,773,445,378	2,717,697,973	242,515,851	873,463,884
In-kind redemptions — Affiliated	21,033,790	60,314,788	528,824	—
Futures contracts	5,025,062	13,610,270	647,298	10,486,534

Net realized gain	3,256,181,483	2,774,264,361	238,730,831	852,462,176

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(427,133,273)	3,504,119,538	63,346,801	2,512,259,439
Investments — Affiliated	23,921,604	136,608,097	17,612	(55,962)
Futures contracts	302,648	(1,576,246)	(53,514)	(146,780)

Net change in unrealized appreciation (depreciation)	(402,909,021)	3,639,151,389	63,310,899	2,512,056,697

Net realized and unrealized gain	2,853,272,462	6,413,415,750	302,041,730	3,364,518,873

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,925,427,654	$6,712,633,692	$313,657,107	$3,641,702,261

See notes to financial statements.

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Intl Momentum Factor ETF		iShares MSCI Intl Quality Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,839,164	$3,660,366	$59,105,585	$27,215,802
Net realized gain (loss)	80,817,827	(12,744,860)	97,333,007	(35,636,546)
Net change in unrealized appreciation (depreciation)	29,564,717	51,591,636	550,619,860	80,108,237

Net increase in net assets resulting from operations	118,221,708	42,507,142	707,058,452	71,687,493

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,730,181)	(3,744,026)	(57,477,491)	(26,454,635)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	316,672,682	202,101,345	1,439,257,212	788,158,493

NET ASSETS
Total increase in net assets	426,164,209	240,864,461	2,088,838,173	833,391,351
Beginning of year	405,752,899	164,888,438	1,655,631,533	822,240,182

End of year	$831,917,108	$405,752,899	$3,744,469,706	$1,655,631,533

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Changes in Net Assets  (continued)

	iShares MSCI Intl Size Factor ETF		iShares MSCI Intl Value Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$550,060	$233,356	$23,127,366	$10,576,190
Net realized gain (loss)	3,916,961	254,619	54,972,396	(9,241,038)
Net change in unrealized appreciation (depreciation)	3,038,530	20,524	89,508,826	(49,317,625)

Net increase (decrease) in net assets resulting from operations	7,505,551	508,499	167,608,588	(47,982,473)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(608,671)	(214,337)	(21,160,486)	(10,881,712)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,198,400)	14,190,116	527,226,102	196,136,419

NET ASSETS
Total increase in net assets	5,698,480	14,484,278	673,674,204	137,272,234
Beginning of year	19,685,997	5,201,719	451,493,822	314,221,588

End of year	$25,384,477	$19,685,997	$1,125,168,026	$451,493,822

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI USA Momentum Factor ETF		iShares MSCI USA Quality Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$72,155,192	$116,670,113	$299,217,942	$280,535,666
Net realized gain	3,256,181,483	257,670,712	2,774,264,361	793,307,627
Net change in unrealized appreciation (depreciation)	(402,909,021)	1,035,993,579	3,639,151,389	658,010,658

Net increase in net assets resulting from operations	2,925,427,654	1,410,334,404	6,712,633,692	1,731,853,951

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(63,350,348)	(134,237,347)	(308,371,260)	(256,875,797)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	983,484,853	(804,812,045)	(1,288,575,824)	6,462,385,022

NET ASSETS
Total increase in net assets	3,845,562,159	471,285,012	5,115,686,608	7,937,363,176
Beginning of year	10,647,454,856	10,176,169,844	18,851,142,914	10,913,779,738

End of year	$14,493,017,015	$10,647,454,856	$23,966,829,522	$18,851,142,914

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Statements of Changes in Net Assets  (continued)

	iShares MSCI USA Size Factor ETF		iShares MSCI USA Value Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,615,377	$16,006,500	$277,183,388	$129,506,374
Net realized gain (loss)	238,730,831	(70,574,060)	852,462,176	(179,985,209)
Net change in unrealized appreciation (depreciation)	63,310,899	(19,285,051)	2,512,056,697	(304,074,085)

Net increase (decrease) in net assets resulting from operations	313,657,107	(73,852,611)	3,641,702,261	(354,552,920)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(12,325,649)	(15,316,633)	(237,616,292)	(118,978,842)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(368,039,930)	453,574,540	6,930,558,612	2,599,318,079

NET ASSETS
Total increase (decrease) in net assets	(66,708,472)	364,405,296	10,334,644,581	2,125,786,317
Beginning of year	741,572,359	377,167,063	5,611,044,056	3,485,257,739

End of year	$674,863,887	$741,572,359	$15,945,688,637	$5,611,044,056

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Intl Momentum Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$32.99	$29.44	$30.00	$28.78	$26.38

Net investment income(a)	0.43	0.46	0.69	0.67	0.73
Net realized and unrealized gain (loss)(b)	6.09	3.52	(0.57)	1.17	2.36

Net increase from investment operations	6.52	3.98	0.12	1.84	3.09

Distributions(c)
From net investment income	(0.45)	(0.43)	(0.68)	(0.59)	(0.69)
From net realized gain	—	—	—	(0.03)	—

Total distributions	(0.45)	(0.43)	(0.68)	(0.62)	(0.69)

Net asset value, end of year	$39.06	$32.99	$29.44	$30.00	$28.78

Total Return
Based on net asset value	19.80%	13.65%	0.55%	6.41%	12.01%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	1.16%	1.53%	2.44%	2.19%	2.75%

Supplemental Data
Net assets, end of year (000)	$831,917	$405,753	$164,888	$141,021	$34,539

Portfolio turnover rate(d)	104%	125%	105%	131%	105%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Intl Quality Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$30.32	$29.79	$29.62	$28.07	$25.46

Net investment income(a)	0.78	0.70	0.96	0.99	0.76
Net realized and unrealized gain (loss)(b)	8.90	0.44	(0.12)	1.23	2.61

Net increase from investment operations	9.68	1.14	0.84	2.22	3.37

Distributions(c)
From net investment income	(0.71)	(0.61)	(0.67)	(0.67)	(0.76)

Total distributions	(0.71)	(0.61)	(0.67)	(0.67)	(0.76)

Net asset value, end of year	$39.29	$30.32	$29.79	$29.62	$28.07

Total Return
Based on net asset value	32.03%	3.86%	2.99%	7.97%	13.46%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.18%	2.38%	3.31%	3.36%	2.95%

Supplemental Data
Net assets, end of year (000)	$3,744,470	$1,655,632	$822,240	$94,784	$19,648

Portfolio turnover rate(d)	37%	26%	29%	21%	31%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Intl Size Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$24.61	$26.01	$27.58	$26.81	$24.16

Net investment income(a)	0.62	0.48	0.72	0.76	0.74
Net realized and unrealized gain (loss)(b)	7.19	(1.57)	(1.56)	0.81	2.84

Net increase (decrease) from investment operations	7.81	(1.09)	(0.84)	1.57	3.58

Distributions(c)
From net investment income	(0.69)	(0.31)	(0.73)	(0.80)	(0.93)

Total distributions	(0.69)	(0.31)	(0.73)	(0.80)	(0.93)

Net asset value, end of year	$31.73	$24.61	$26.01	$27.58	$26.81

Total Return
Based on net asset value	31.83%	(4.25)%	(2.93)%	5.89%	15.14%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.11%	1.91%	2.78%	2.73%	2.95%

Supplemental Data
Net assets, end of year (000)	$25,384	$19,686	$5,202	$5,517	$5,361

Portfolio turnover rate(d)	25%	42%	26%	13%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Intl Value Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$19.05	$22.61	$25.67	$24.84	$20.96

Net investment income(a)	0.76	0.58	0.86	0.73	0.63
Net realized and unrealized gain (loss)(b)	6.44	(3.57)	(3.14)	0.88	3.75

Net increase (decrease) from investment operations	7.20	(2.99)	(2.28)	1.61	4.38

Distributions(c)
From net investment income	(0.56)	(0.57)	(0.78)	(0.78)	(0.50)

Total distributions	(0.56)	(0.57)	(0.78)	(0.78)	(0.50)

Net asset value, end of year	$25.69	$19.05	$22.61	$25.67	$24.84

Total Return
Based on net asset value	37.95%	(13.57)%	(8.80)%	6.50%	21.11%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	3.18%	2.76%	3.63%	2.81%	2.73%

Supplemental Data
Net assets, end of year (000)	$1,125,168	$451,494	$314,222	$233,633	$101,828

Portfolio turnover rate(d)	24%	18%	20%	16%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Momentum Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$140.10	$120.79	$111.68	$91.95	$78.43

Net investment income(a)	0.85	1.50	1.67	1.32	1.17
Net realized and unrealized gain(b)	34.86	19.53	9.03	19.60	13.51

Net increase from investment operations	35.71	21.03	10.70	20.92	14.68

Distributions(c)
From net investment income	(0.77)	(1.72)	(1.59)	(1.19)	(1.16)

Total distributions	(0.77)	(1.72)	(1.59)	(1.19)	(1.16)

Net asset value, end of year	$175.04	$140.10	$120.79	$111.68	$91.95

Total Return
Based on net asset value	25.57%	17.71%	9.71%	22.86%	18.94%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	0.53%	1.22%	1.49%	1.24%	1.44%

Supplemental Data
Net assets, end of year (000)	$14,493,017	$10,647,455	$10,176,170	$9,196,715	$3,438,822

Portfolio turnover rate(d)	107%	160%	138%	104%	114%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Quality Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$100.59	$92.73	$86.55	$75.09	$68.00

Net investment income(a)	1.70	1.72	1.61	1.55	1.46
Net realized and unrealized gain(b)	36.79	7.71	6.16	11.38	7.03

Net increase from investment operations	38.49	9.43	7.77	12.93	8.49

Distributions(c)
From net investment income	(1.77)	(1.57)	(1.59)	(1.47)	(1.40)

Total distributions	(1.77)	(1.57)	(1.59)	(1.47)	(1.40)

Net asset value, end of year	$137.31	$100.59	$92.73	$86.55	$75.09

Total Return
Based on net asset value	38.63%	10.38%	9.13%	17.36%	12.62%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.45%	1.82%	1.85%	1.88%	2.06%

Supplemental Data
Net assets, end of year (000)	$23,966,830	$18,851,143	$10,913,780	$5,781,433	$3,465,557

Portfolio turnover rate(d)	47%	45%	41%	41%	44%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Size Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$92.12	$91.99	$86.61	$78.73	$70.36

Net investment income(a)	1.50	1.73	1.52	1.45	1.37
Net realized and unrealized gain (loss)(b)	38.96	(0.13)	5.49	8.02	8.33

Net increase from investment operations	40.46	1.60	7.01	9.47	9.70

Distributions(c)
From net investment income	(1.54)	(1.47)	(1.63)	(1.59)	(1.33)

Total distributions	(1.54)	(1.47)	(1.63)	(1.59)	(1.33)

Net asset value, end of year	$131.04	$92.12	$91.99	$86.61	$78.73

Total Return
Based on net asset value	44.28%	1.91%	8.26%	12.16%	13.93%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.34%	1.93%	1.74%	1.75%	1.86%

Supplemental Data
Net assets, end of year (000)	$674,864	$741,572	$377,167	$207,862	$181,087

Portfolio turnover rate(d)	23%	29%	30%	17%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Value Factor ETF
	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$72.97	$82.49	$85.39	$75.00	$64.38

Net investment income(a)	2.33	2.37	2.23	1.84	1.68
Net realized and unrealized gain (loss)(b)	30.96	(9.65)	(2.92)	10.40	10.50

Net increase (decrease) from investment operations	33.29	(7.28)	(0.69)	12.24	12.18

Distributions(c)
From net investment income	(1.97)	(2.24)	(2.21)	(1.85)	(1.56)

Total distributions	(1.97)	(2.24)	(2.21)	(1.85)	(1.56)

Net asset value, end of year	$104.29	$72.97	$82.49	$85.39	$75.00

Total Return
Based on net asset value	46.10%	(8.83)%	(0.68)%	16.47%	19.10%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	2.47%	3.04%	2.74%	2.24%	2.35%

Supplemental Data
Net assets, end of year (000)	$15,945,689	$5,611,044	$3,485,258	$3,786,862	$2,373,707

Portfolio turnover rate(d)	28%	33%	35%	18%	26%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

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Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Intl Momentum Factor(a)	Diversified
MSCI Intl Quality Factor(b)	Diversified
MSCI Intl Size Factor(c)	Diversified
MSCI Intl Value Factor(d)	Diversified
MSCI USA Momentum Factor(e)	Diversified
MSCI USA Quality Factor(f)	Diversified
MSCI USA Size Factor(g)	Diversified
MSCI USA Value Factor(h)	Diversified

(a)	Formerly the iShares Edge MSCI Intl Momentum Factor ETF.
(b)	Formerly the iShares Edge MSCI Intl Quality Factor ETF.
(c)	Formerly the iShares Edge MSCI Intl Size Factor ETF.
(d)	Formerly the iShares Edge MSCI Intl Value Factor ETF.
(e)	Formerly the iShares Edge MSCI USA Momentum Factor ETF.
(f)	Formerly the iShares Edge MSCI USA Quality Factor ETF.
(g)	Formerly the iShares Edge MSCI USA Size Factor ETF.
(h)	Formerly the iShares Edge MSCI USA Value Factor ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statements of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2021, if any, are disclosed in the statements of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statements of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
MSCI Intl Size Factor
Barclays Bank PLC	$15,984	$15,984	$—	$—
Citigroup Global Markets Inc.	17,777	17,777	—	—

	$33,761	$33,761	$—	$—

MSCI USA Momentum Factor
BNP Paribas Prime Brokerage International Ltd.	$44,451,921	$44,451,921	$—	$—
BNP Paribas Securities Corp.	400,223	400,223	—	—
BofA Securities, Inc.	6,193,163	6,193,163	—	—
Citigroup Global Markets Inc.	2,372,600	2,372,600	—	—
Goldman Sachs & Co.	11,756,603	11,756,603	—	—
JPMorgan Securities LLC	25,968,605	25,968,605	—	—
Morgan Stanley & Co. LLC	18,816,898	18,816,898	—	—
SG Americas Securities LLC	94,050	94,050	—	—
State Street Bank & Trust Company	299,003	299,003	—	—
Virtu Americas LLC	109,992	109,992	—	—
Wells Fargo Bank, National Association	2,070,497	2,070,497	—	—

	$112,533,555	$112,533,555	$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
MSCI USA Quality Factor
BNP Paribas New York Branch	$431,751	$431,751	$—	$—
Citigroup Global Markets Inc.	2,148,020	2,148,020	—	—
Morgan Stanley & Co. LLC	9,126,783	9,126,783	—	—
Scotia Capital (USA) Inc.	97,296	97,296	—	—
TD Prime Services LLC	1,455,487	1,455,487	—	—
Wells Fargo Securities LLC	512,750	512,750	—	—

	$13,772,087	$13,772,087	$—	$—

MSCI USA Size Factor
Barclays Bank PLC	$841,573	$841,573	$—	$—
BNP Paribas Prime Brokerage International Ltd.	2,845,245	2,845,245	—	—
BNP Paribas Securities Corp.	1,265,429	1,265,429	—	—
Credit Suisse Securities (USA) LLC	342,264	342,264	—	—
Goldman Sachs & Co.	4,756,055	4,756,055	—	—
Jefferies LLC	351,450	351,450	—	—
JPMorgan Securities LLC	1,432,616	1,432,616	—	—
Morgan Stanley & Co. LLC	4,093,890	4,093,890	—	—
Scotia Capital (USA) Inc.	1,235,496	1,235,496	—	—
SG Americas Securities LLC	2,192,513	2,192,513	—	—
Virtu Americas LLC	119,221	119,221	—	—

	$19,475,752	$19,475,752	$—	$—

MSCI USA Value Factor
Barclays Bank PLC	$1,703,251	$1,703,251	$—	$—
BNP Paribas Prime Brokerage International Ltd.	706,151	706,151	—	—
Deutsche Bank Securities Inc.	2,613,801	2,613,801	—	—
Goldman Sachs & Co.	9,877,093	9,877,093	—	—
HSBC Bank PLC	115,500	115,500	—	—
Jefferies LLC	12,025	12,025	—	—
TD Prime Services LLC	446,014	444,710	—	(1,304	)(b)

	$15,473,835	$15,472,531	$—	$(1,304)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statements of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statements of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statements of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statements of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Intl Momentum Factor	0.30%
MSCI Intl Quality Factor	0.30
MSCI Intl Size Factor	0.30
MSCI Intl Value Factor	0.30
MSCI USA Momentum Factor	0.15
MSCI USA Quality Factor	0.15
MSCI USA Size Factor	0.15
MSCI USA Value Factor	0.15

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF and iShares MSCI USA Value Factor ETF (the “Group 1 Funds”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares MSCI Intl Momentum Factor ETF, iShares MSCI Intl Quality Factor ETF, iShares MSCI Intl Size Factor ETF and iShares MSCI Intl Value Factor ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Group 1 Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statements of operations. For the year ended July 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Intl Momentum Factor	$1,388
MSCI Intl Quality Factor	4,912
MSCI Intl Size Factor	482
MSCI Intl Value Factor	6,243
MSCI USA Momentum Factor	235,628
MSCI USA Quality Factor	35,042
MSCI USA Size Factor	23,014
MSCI USA Value Factor	55,096

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Intl Momentum Factor	$273,005,302	$247,535,212	$16,014,255
MSCI Intl Quality Factor	320,862,355	297,538,772	564,048
MSCI Intl Value Factor	57,584,601	69,061,715	(4,854,878)
MSCI USA Momentum Factor	1,346,039,679	1,724,276,149	139,081,519
MSCI USA Quality Factor	1,475,827,587	923,246,349	(42,091,599)
MSCI USA Size Factor	71,347,136	82,477,380	3,073,053
MSCI USA Value Factor	730,211,728	793,706,880	30,941,427

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statements of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Intl Momentum Factor	$819,289,117	$694,270,603
MSCI Intl Quality Factor	1,275,031,667	993,146,107
MSCI Intl Size Factor	6,277,763	6,553,471
MSCI Intl Value Factor	209,459,575	168,855,512
MSCI USA Momentum Factor	14,343,416,023	14,394,667,883
MSCI USA Quality Factor	9,593,953,770	9,578,334,696
MSCI USA Size Factor	191,572,590	192,658,870
MSCI USA Value Factor	3,117,861,963	3,059,764,517

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended July 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Intl Momentum Factor	$298,684,995	$105,024,470
MSCI Intl Quality Factor	1,311,939,050	154,183,145
MSCI Intl Size Factor	11,400,755	12,347,875
MSCI Intl Value Factor	750,651,679	264,502,509
MSCI USA Momentum Factor	9,584,329,872	8,553,334,142
MSCI USA Quality Factor	8,509,613,562	9,800,089,908
MSCI USA Size Factor	1,005,741,954	1,371,795,071
MSCI USA Value Factor	9,575,852,551	2,671,164,114

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Intl Momentum Factor	$20,195,863	$(20,195,863)
MSCI Intl Quality Factor	42,967,789	(42,967,789)
MSCI Intl Size Factor	3,645,521	(3,645,521)
MSCI Intl Value Factor	68,700,006	(68,700,006)
MSCI USA Momentum Factor	2,781,904,498	(2,781,904,498)
MSCI USA Quality Factor	2,761,090,382	(2,761,090,382)
MSCI USA Size Factor	241,070,904	(241,070,904)
MSCI USA Value Factor	863,475,722	(863,475,722)

The tax character of distributions was as follows:

iShares ETF	Year Ended 07/31/21	Year Ended 07/31/20
MSCI Intl Momentum Factor Ordinary income	$8,730,181	$3,744,026

MSCI Intl Quality Factor Ordinary income	$57,477,491	$26,454,635

MSCI Intl Size Factor Ordinary income	$608,671	$214,337

MSCI Intl Value Factor Ordinary income	$21,160,486	$10,881,712

MSCI USA Momentum Factor Ordinary income	$63,350,348	$134,237,347

MSCI USA Quality Factor Ordinary income	$308,371,260	$256,875,797

MSCI USA Size Factor Ordinary income	$12,325,649	$15,316,633

MSCI USA Value Factor Ordinary income	$237,616,292	$118,978,842

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

As of July 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI Intl Momentum Factor	$3,051,850	$25,431,589	$—	$91,548,749	$120,032,188
MSCI Intl Quality Factor	9,723,088	81,574	—	679,983,503	689,788,165
MSCI Intl Size Factor	160,121	—	(418,572)	2,812,651	2,554,200
MSCI Intl Value Factor	6,089,063	—	(33,298,935)	14,435,974	(12,773,898)
MSCI USA Momentum Factor	10,396,964	—	(764,807,988)	1,751,594,814	997,183,790
MSCI USA Quality Factor	22,980,339	—	(596,095,846)	5,322,824,188	4,749,708,681
MSCI USA Size Factor	209,621	—	(39,163,179)	48,366,670	9,413,112
MSCI USA Value Factor	57,220,168	—	(426,439,229)	2,141,992,329	1,772,773,268

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, timing and recognition of partnership income and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended July 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
MSCI Intl Momentum Factor	$32,197,315
MSCI Intl Quality Factor	57,050,216
MSCI Intl Size Factor	237,208
MSCI USA Momentum Factor	449,240,902
MSCI USA Quality Factor	29,965

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Intl Momentum Factor	$738,388,312	$116,873,187	$(25,349,321)	$91,523,866
MSCI Intl Quality Factor	3,051,207,353	707,474,830	(27,626,964)	679,847,866
MSCI Intl Size Factor	22,529,698	3,440,178	(627,642)	2,812,536
MSCI Intl Value Factor	1,105,864,985	63,553,960	(49,132,504)	14,421,456
MSCI USA Momentum Factor	12,844,906,909	2,131,868,478	(380,273,664)	1,751,594,814
MSCI USA Quality Factor	18,645,020,475	5,493,292,639	(170,468,451)	5,322,824,188
MSCI USA Size Factor	646,456,725	69,724,697	(21,358,027)	48,366,670
MSCI USA Value Factor	13,812,912,784	2,359,858,366	(217,866,037)	2,141,992,329

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

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Notes to Financial Statements  (continued)

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statements of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/21		Year Ended 07/31/20
iShares ETF	Shares	Amount	Shares	Amount
MSCI Intl Momentum Factor
Shares sold	12,000,000	$424,231,139	7,100,000	$213,536,695
Shares redeemed	(3,000,000)	(107,558,457)	(400,000)	(11,435,350)

Net increase	9,000,000	$316,672,682	6,700,000	$202,101,345

MSCI Intl Quality Factor
Shares sold	45,200,000	$1,593,430,344	29,800,000	$873,250,471
Shares redeemed	(4,500,000)	(154,173,132)	(2,800,000)	(85,091,978)

Net increase	40,700,000	$1,439,257,212	27,000,000	$788,158,493

MSCI Intl Size Factor
Shares sold	400,000	$11,680,140	800,000	$19,787,095
Shares redeemed	(400,000)	(12,878,540)	(200,000)	(5,596,979)

Net increase (decrease)	—	$(1,198,400)	600,000	$14,190,116

MSCI Intl Value Factor
Shares sold	30,800,000	$795,071,169	12,200,000	$248,181,481
Shares redeemed	(10,700,000)	(267,845,067)	(2,400,000)	(52,045,062)

Net increase	20,100,000	$527,226,102	9,800,000	$196,136,419

MSCI USA Momentum Factor
Shares sold	58,900,000	$9,601,225,530	45,600,000	$5,607,981,469
Shares redeemed	(52,100,000)	(8,617,740,677)	(53,850,000)	(6,412,793,514)

Net increase (decrease)	6,800,000	$983,484,853	(8,250,000)	$(804,812,045)

MSCI USA Quality Factor
Shares sold	71,150,000	$8,555,373,188	118,550,000	$11,073,719,211
Shares redeemed	(84,000,000)	(9,843,949,012)	(48,850,000)	(4,611,334,189)

Net increase (decrease)	(12,850,000)	$(1,288,575,824)	69,700,000	$6,462,385,022

MSCI USA Size Factor
Shares sold	9,200,000	$1,011,073,003	17,750,000	$1,630,851,951
Shares redeemed	(12,100,000)	(1,379,112,933)	(13,800,000)	(1,177,277,411)

Net increase (decrease)	(2,900,000)	$(368,039,930)	3,950,000	$453,574,540

MSCI USA Value Factor
Shares sold	103,100,000	$9,614,519,631	50,600,000	$3,779,102,131
Shares redeemed	(27,100,000)	(2,683,961,019)	(15,950,000)	(1,179,784,052)

Net increase	76,000,000	$6,930,558,612	34,650,000	$2,599,318,079

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statements of assets and liabilities.

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Notes to Financial Statements  (continued)

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares MSCI Intl Momentum Factor ETF,

iShares MSCI Intl Quality Factor ETF, iShares MSCI Intl Size Factor ETF, iShares MSCI Intl Value Factor ETF,

iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF and iShares MSCI USA Value Factor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Intl Momentum Factor ETF, iShares MSCI Intl Quality Factor ETF, iShares MSCI Intl Size Factor ETF, iShares MSCI Intl Value Factor ETF, iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF and iShares MSCI USA Value Factor ETF (eight of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
MSCI USA Momentum Factor	100.00%
MSCI USA Quality Factor	99.73%
MSCI USA Size Factor	88.21%
MSCI USA Value Factor	100.00%

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Dividend Income
MSCI Intl Momentum Factor	$12,000,799
MSCI Intl Quality Factor	68,819,112
MSCI Intl Size Factor	625,291
MSCI Intl Value Factor	25,667,668
MSCI USA Momentum Factor	91,064,770
MSCI USA Quality Factor	316,150,830
MSCI USA Size Factor	11,284,591
MSCI USA Value Factor	282,355,368

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Business Income
MSCI USA Momentum Factor	$1,814,338
MSCI USA Quality Factor	6,052,913
MSCI USA Size Factor	460,095
MSCI USA Value Factor	2,342,586

The Funds intend to pass through to their shareholders the following amount(s), or maximum amount(s) allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Intl Momentum Factor	$12,392,128	$1,064,866
MSCI Intl Quality Factor	74,388,980	6,169,853
MSCI Intl Size Factor	700,719	65,074
MSCI Intl Value Factor	27,572,145	2,158,027

I M P O R T A N T T A X I N F O R M A T I O N	97

Board Review and Approval of Investment Advisory Contract

iShares MSCI Intl Momentum Factor ETF, iShares MSCI Intl Quality Factor ETF, iShares MSCI Intl Size Factor ETF, iShares MSCI Intl Value Factor ETF, iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF, iShares MSCI USA Value Factor ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	99

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Intl Momentum Factor	$0.452446	$—	$—	$0.452446	100%	—%	—%	100%
MSCI Intl Quality Factor	0.706111	—	—	0.706111	100	—	—	100
MSCI Intl Size Factor	0.694462	—	—	0.694462	100	—	—	100
MSCI Intl Value Factor	0.562195	—	—	0.562195	100	—	—	100
MSCI USA Momentum Factor(a)	0.739790	—	0.027573	0.767363	96	—	4	100
MSCI USA Quality Factor(a)	1.749610	—	0.018103	1.767713	99	—	1	100
MSCI USA Size Factor(a)	1.494891	—	0.043641	1.538532	97	—	3	100
MSCI USA Value Factor(a)	1.953029	—	0.015780	1.968809	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 381 funds as of July 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of
iShares U.S. ETF Trust (since 2011);
Independent Board Chair of iShares, Inc. and
iShares U.S. ETF Trust (since 2016); Trustee of
Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of
iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	101

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	103

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-711-0721

JULY 31, 2021

2021 Annual Report

iShares Trust

•	iShares MSCI Global Multifactor ETF | ACWF | NYSE Arca

•	iShares MSCI Intl Multifactor ETF | INTF | NYSE Arca

•	iShares MSCI Intl Small-Cap Multifactor ETF | ISCF | NYSE Arca

•	iShares MSCI USA Mid-Cap Multifactor ETF | MIDF | NYSE Arca

•	iShares MSCI USA Multifactor ETF | LRGF | NYSE Arca

•	iShares MSCI USA Small-Cap Multifactor ETF | SMLF | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.19%	36.45%

U.S. small cap equities (Russell 2000® Index)	7.86	51.97

International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31

Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended July 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 33.18% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of coronavirus vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Two fiscal stimulus bills passed by Congress during the reporting period provided significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels by the end of the reporting period. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy grow at a record annualized pace of 33.8% in the third quarter of 2020, as activity rebounded from the pandemic-induced recession in the first half of 2020. Growth continued at a slower pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. Action by the U.S. Federal Reserve (“the Fed”) also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries approved a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout lagged in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also advanced substantially amid a sharp rebound in economic activity. Strong economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, fueled by economic recovery and a relatively weak U.S. dollar. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI Global Multifactor ETF

Investment Objective

The iShares MSCI Global Multifactor ETF (the “Fund”) (formerly the iShares Edge MSCI Multifactor Global ETF) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI ACWI Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	32.16%	12.36%	8.88%	32.16%	79.11%	70.30%
Fund Market	32.92	12.32	8.93	32.92	78.73	70.81
Index	32.42	12.51	9.12	32.42	80.25	72.67

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,137.50	$1.85		$1,000.00	$1,023.10	$1.76		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI Global Multifactor ETF

Portfolio Management Commentary

Global stocks with favorable exposure to target factors advanced strongly for the reporting period as economies around the world, particularly that of the U.S., rebounded from the coronavirus pandemic. U.S. equities contributed the most to the Index’s performance, driven by information technology stocks. In the semiconductors and semiconductor equipment industry, the pandemic-related shutdown of microprocessor factories and robust demand for memory chips for use in laptops, gaming consoles, and internet infrastructure to support remote work led to a global semiconductor shortage, driving prices higher. Demand also increased for chips used in artificial intelligence, technology products with wireless connectivity, and cryptocurrency mining, increasing revenues for manufacturers. Strong consumer demand for cellphones, tablets, and new models of wearable devices, along with rebounding sales of industrial components amid the global recovery, drove revenue growth in the technology hardware and equipment industry.

U.S. healthcare stocks also contributed to the Index’s return, led by healthcare equipment and services companies. Enrollment in government-funded healthcare programs rose amid the pandemic, serving as a tailwind for health insurance companies. In addition, insurance benefit payments declined as people postponed treatment for health issues not stemming from COVID-19. Rising adoption of digital platforms to manage prescription benefits further boosted the industry’s profits. As the pandemic eased, patients returned to hospitals for delayed procedures, supporting hospital revenues. The U.S. industrials sector was also a notable contributor, led by the capital goods industry amid increased demand for ecologically friendly HVAC systems.

Stocks in the U. K. contributed modestly to the Index’s return, led by the materials sector. International demand for commodities, especially iron ore, increased as governments invested in infrastructure, supporting metals and mining companies. Indian information technology stocks also contributed, benefiting from global investment in cloud computing.

For the reporting period, the Index slightly underperformed the broader market, as represented by the MSCI ACWI. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size.

In the process of seeking companies with a favorable combination of style factors, the Index’s positioning shifted toward the information technology and healthcare sectors. Stock selection in the information technology and consumer discretionary sector contributed modestly to relative performance, while stock selection within financials detracted. From a country perspective, stock selection in the U.K. contributed to relative performance. Conversely, stock selection in the Netherlands and Canada detracted.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	27.2%
Consumer Discretionary	15.1
Industrials	14.0
Health Care	12.8
Materials	9.8
Financials	9.1
Consumer Staples	4.9
Communication Services	3.9
Utilities	1.5
Real Estate	1.1
Energy	0.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	56.7%
China	8.7
Japan	5.2
Australia	4.1
Netherlands	3.6
Canada	3.3
India	3.2
Taiwan	2.6
South Korea	1.7
Germany	1.4

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI Global Multifactor ETF

Investment Objective

The iShares MSCI Intl Multifactor ETF (the “Fund”) (formerly the iShares Edge MSCI Multifactor Intl ETF) seeks to track the investment results of an index composed of global developed market large- and mid-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the MSCI World ex USA Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	29.97%	8.42%	5.83%	29.97%	49.84%	42.62%
Fund Market	30.62	8.45	5.85	30.62	50.02	42.79
Index	29.78	8.55	5.93	29.78	50.69	43.37

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,137.20	$1.59		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI Intl Multifactor ETF

Portfolio Management Commentary

International developed market stocks with favorable exposure to target style factors advanced strongly for the reporting period as broadening coronavirus vaccination programs bolstered economic recovery. Stocks in the U.K. contributed the most to the Index’s return, led by materials stocks. Metals and mining companies advanced and issued record dividends as increased demand and higher prices for commodities metals, particularly iron ore, drove profit growth. Financials stocks also strengthened as insurers sold off noncore assets to focus on key markets. Pressure from activist investors to cut costs and return capital to shareholders also bolstered gains. Consumer discretionary stocks advanced as demand for new homes recovered amid low interest rates and government stimulus, benefiting the homebuilding industry.

Japanese stocks also contributed notably to the Index’s performance, led by the information technology sector. Spinoffs to maintain competitiveness with Chinese rivals signaled a pivot from electronics hardware to digital services, driving gains in the electronic equipment and instruments industry. Technology hardware, storage, and peripherals firms posted record profits, providing the research and nanotechnology used in manufacturing several coronavirus vaccines.

In Sweden, the financials sector led contribution to the Index’s return. Sales growth and investment profits propelled gains for diversified financial services stocks. Swedish consumer discretionary stocks also helped as online gaming companies benefited from pandemic-related restrictions, particularly in Asia and the U.S.

Contribution from Canadian stocks came largely from the information technology sector. Software companies posted strong gains amid acquisitions. Auto components makers supported consumer discretionary sector contribution as increased light vehicle production generated a rally in sales.

Australian stocks also added to the Index’s performance. Metals and mining companies led materials sector gains as rising steel demand raised iron ore prices. Large new projects and ambitious carbon neutrality targets also supported the metals and mining industry.

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. In terms of relative performance, the Index slightly underperformed the broader market, as represented by the MSCI World ex USA Index. Stock selection in the U.K. bolstered relative return, while stock selection in the Netherlands weighed on relative performance. From a sector perspective, security selection in the information technology and healthcare sectors detracted from relative return, while stock selection in the consumer discretionary and industrials sectors contributed positively to relative return. No single sector detracted meaningfully from relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Industrials	20.9%
Consumer Discretionary	14.2
Financials	14.1
Information Technology	13.6
Materials	13.1
Communication Services	6.0
Health Care	5.5
Consumer Staples	5.4
Real Estate	4.1
Utilities	2.8
Energy	0.3

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments (a)
Japan	23.0%
Canada	12.3
Australia	11.4
Netherlands	10.3
United Kingdom	7.1
Germany	6.5
France	6.1
Sweden	5.6
Hong Kong	5.4
Switzerland	4.6

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI Intl Small-Cap Multifactor ETF

Investment Objective

The iShares MSCI Intl Small-Cap Multifactor ETF (the “Fund”) (formerly the iShares Edge MSCI Multifactor Intl Small-Cap ETF) seeks to track the investment results of an index composed of global developed market small-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the MSCI World ex USA Small Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	35.22%	10.92%	9.25%	35.22%	67.89%	74.02%
Fund Market	35.92	11.09	9.34	35.92	69.20	74.87
Index	35.45	11.16	9.51	35.45	69.74	76.56

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,135.30	$2.12		$1,000.00	$1,022.80	$2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI Intl Small-Cap Multifactor ETF

Portfolio Management Commentary

International small-capitalization stocks with favorable exposure to target style factors advanced strongly during the reporting period as developed economies recovered amid broad coronavirus vaccination programs. U.K. stocks contributed the most to the Index’s return amid the country’s widespread COVID-19 inoculation program. Transportation companies led gains in the industrials sector, benefiting from increased demand for delivery services driven by online shopping during pandemic-related shutdowns. High demand for custom kitchens and appliances drove profits higher among capital goods companies. Within the financials sector, U.K. asset managers and custody banks contributed to the Index’s return as alternative investment strategies attracted more investors.

Stocks in the Netherlands contributed meaningfully to the Index’s performance, driven by the information technology and industrials sectors. Semiconductor equipment companies drove the information technology sector’s gains amid strong sales to manufacturers working to meet increased demand for chips amid a global shortage. The industrials sector benefited from strong sales of connected lighting to consumers, bolstering gains in the electrical equipment industry.

The information technology sector drove performance in Japan. Electronic components makers led the sector’s contribution amid rising demand for capacitors in automobiles, consumer products, and technology infrastructure. Industrial machinery companies in the industrials sector contributed amid development of new products such as solid-state batteries and incursions into Southeast Asian markets.

The healthcare sector drove contribution in Switzerland. Life sciences tools and services companies benefited from the pandemic by being contracted to fill and pack COVID-19 vaccines and by acquiring manufacturing sites from multinational pharmaceuticals manufacturers.

The financials sector led Canada’s contribution to the Index’s return, specifically diversified financials companies. As home building accelerated, the consumer and home loans underlying these businesses grew, driving their stocks higher.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI World ex USA Small Cap Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and low volatility. Of the four style factors, low volatility and momentum detracted from relative return, while quality and value contributed. Stock selection in Japan, Canada, and Australia weighed on relative performance, while an overweight position and security selection in the Netherlands and the U.K. contributed to relative performance. From a sector perspective, security selection in the materials sector and positioning among consumer discretionary stocks detracted from relative return. Stock selection in the financials sector contributed marginally to relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Industrials	20.6%
Consumer Discretionary	16.4
Information Technology	13.0
Health Care	11.5
Materials	11.1
Financials	8.5
Real Estate	6.3
Communication Services	4.3
Consumer Staples	3.4
Energy	3.1
Utilities	1.8

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
Japan	23.4%
United Kingdom	15.1
Canada	12.2
Australia	8.8
Switzerland	7.6
Sweden	5.4
Netherlands	5.3
Hong Kong	4.2
Germany	4.0
France	3.9

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI USA Mid-Cap Multifactor ETF

Investment Objective

The iShares MSCI USA Mid-Cap Multifactor ETF (the “Fund”) (formerly the iShares Edge MSCI Multifactor USA Mid-Cap ETF) seeks to track the investment results of an index composed of U.S. mid-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Mid Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	41.42%	20.97%	41.42%	50.83%
Fund Market	41.40	20.98	41.40	50.86
Index	41.61	21.19	41.61	51.33

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/4/19. The first day of secondary market trading was 6/6/19.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,180.00	$1.35		$1,000.00	$1,023.60	$1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI USA Mid-Cap Multifactor ETF

Portfolio Management Commentary

Stocks of mid-capitalization companies with favorable exposure to target style factors advanced strongly for the reporting period. The information technology sector contributed the most to the Index’s return as the ongoing shift toward remote work drove increased use of technology products and services. The coronavirus pandemic accelerated business migration to the cloud, increasing revenues for companies selling cloud data storage devices in the technology hardware and equipment industry. The continued worldwide rollout of 5G infrastructure drove demand for network testing equipment, further supporting the industry. In the semiconductors industry, the shutdown of microprocessor factories and robust demand for memory chips for computers and consumer devices led to a global chip shortage, driving chip prices higher and boosting revenues of chip manufacturers.

The industrials sector also contributed significantly to the Index’s return, led by the capital goods industry. Heavy equipment rental companies benefited from investor optimism about progress toward the passage of a large federal infrastructure plan. Investors were also optimistic that continued urbanization, rising temperatures, and emerging regulatory requirements would increase demand for new climate-control machinery, supporting manufacturers. As the economy reopened, investor optimism grew that federal stimulus spending would increase demand for freight carriage, supporting transportation stocks.

The consumer discretionary and healthcare sectors also contributed notably to the Index’s performance. Consumer durables stocks benefited from consumer demand for lower-density suburban housing, which drove home building and home furnishing industry gains. E-commerce sales also rose sharply during the pandemic, supporting retailers with strong digital shopping platforms and contactless shopping services. Managed healthcare stocks advanced due to investor expectations that the new administration would increase investment in Medicare and Medicaid.

The Index slightly underperformed the broader market, as represented by the MSCI USA Mid-Cap Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, exposure to low volatility stocks detracted notably from relative performance as investors favored higher-risk stocks during the reporting period. In contrast, the fund’s value, momentum, and quality factors contributed to relative performance. From a sector perspective, positioning in the financials and energy sectors detracted the most from relative performance. In contrast, stock selection in the industrials sector contributed to relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	28.2%
Consumer Discretionary	16.2
Industrials	15.6
Health Care	12.5
Financials	7.9
Materials	7.0
Energy	2.8
Communication Services	2.8
Utilities	2.7
Real Estate	2.6
Consumer Staples	1.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Cadence Design Systems Inc.	1.9%
EPAM Systems Inc.	1.9
Keysight Technologies Inc.	1.8
CBRE Group Inc., Class A	1.8
Skyworks Solutions Inc.	1.7
DR Horton Inc.	1.7
Lennar Corp., Class A	1.7
Monolithic Power Systems Inc.	1.7
Nucor Corp.	1.6
Maxim Integrated Products Inc.	1.6

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI USA Multifactor ETF

Investment Objective

The iShares MSCI USA Multifactor ETF (the “Fund”) (formerly the iShares Edge MSCI Multifactor USA ETF) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	35.53%	13.95%	11.23%	35.53%	92.09%	94.69%
Fund Market	35.53	13.94	11.23	35.53	92.01	94.69
Index	35.84	14.17	11.48	35.84	93.95	97.38

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,160.20	$1.07		$1,000.00	$1,023.80	$1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI USA Multifactor ETF

Portfolio Management Commentary

Stocks of large- and mid- capitalization companies with favorable exposure to target style factors advanced substantially for the reporting period. The information technology sector contributed the most to the Index’s return. Technology hardware and equipment companies advanced as the rise in remote work and school boosted demand for computers, mobile devices, and technology services. The release of new mobile devices with 5G technology led to sharply higher sales amid the growing availability of U.S. high-speed mobile networks. Continued migration toward cloud computing, which provides a steady revenue stream for software makers, drove earnings growth for software and services companies. In particular, sales of cloud products that build and deploy applications and services rose significantly. Strong demand for semiconductors used in computers and cryptocurrency mining drove revenue gains of semiconductors manufacturers.

The industrials sector contributed significantly to the Index’s return, led by the capital goods industry. Investor optimism that continued urbanization, rising temperatures, and emerging regulatory requirements would increase demand for new climate-control machinery supported building products manufacturers. The electrical equipment industry benefited from interest in renewable energy sources and growth in the electric vehicle market. Positive investor sentiment about the passage of a large federal infrastructure plan boosted stocks of heavy equipment rental companies.

The consumer discretionary sector also contributed meaningfully to the Index’s performance. E-commerce sales rose sharply during the coronavirus pandemic, benefiting retailers with strong digital shopping platforms and delivery services. Business closures reduced competition, supporting large retailers that could withstand the pandemic’s disruption. As the economy reopened, stimulus payments buoyed consumer purchases, particularly products for travel and socializing.

The healthcare sector also contributed to the Index’s return. Enrollment in government-funded healthcare programs rose amid the pandemic, serving as a tailwind for health insurance companies. Rising adoption of digital platforms to manage prescription benefits further boosted the industry’s profits.

In terms of relative performance, the Index slightly underperformed the broader market, as represented by the MSCI USA Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. In the process of seeking companies with a favorable combination of style factors, the Index’s positioning shifted toward the information technology and healthcare sectors and underweighted the communication services sector. From a sector perspective, there were no meaningful contributors to or detractors from relative performance, the underweight to financials detracted from relative results, as did the overweights to the healthcare and utilities sectors. Stock selection within consumer discretionary, industrials, and materials contributed positively to relative results, and communication services and financials detracted from relative results.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	32.8%
Consumer Discretionary	14.9
Industrials	12.3
Health Care	10.8
Financials	6.3
Communication Services	5.5
Consumer Staples	5.1
Utilities	4.8
Materials	4.5
Real Estate	3.0

(a)	Excludes money market funds.
TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Apple Inc.	4.1%
Microsoft Corp.	3.0
Target Corp.	2.7
Cisco Systems Inc.	2.6
Oracle Corp.	2.6
Intel Corp.	2.4
Anthem Inc.	2.1
Micron Technology Inc.	2.1
Walmart Inc.	2.1
General Motors Co.	1.9

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® MSCI USA Small-Cap Multifactor ETF

Investment Objective

The iShares MSCI USA Small-Cap Multifactor ETF (the “Fund”) (formerly the iShares Edge MSCI Multifactor USA Small-Cap ETF) seeks to track the investment results of an index composed of U.S. small-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Small Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	48.13%	13.08%	11.23%	48.13%	84.87%	94.71%
Fund Market	48.10	13.07	11.23	48.10	84.83	94.67
Index	48.65	13.50	11.62	48.65	88.32	98.90

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,159.10	$1.61		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2021 (continued)	iShares® MSCI USA Small-Cap Multifactor ETF

Portfolio Management Commentary

Stocks of small-capitalization companies with favorable exposure to target style factors advanced sharply during the reporting period. Consumer discretionary stocks contributed the most to the Index’s return. Home construction rose sharply as the economy rebounded from the pandemic, driving revenues for home furnishing companies as owners furnished or refurbished their homes. Demand for both used and new cars rose during the pandemic while supply declined due to production disruptions, leading to higher prices and revenues for car dealerships. Sports equipment retailers, in the specialty stores industry, also posted notable revenue growth, amid increased purchases of sporting equipment and athletic footwear for outdoor activities as people spent more time at home.

Information technology stocks contributed significantly to the Index’s return. People spending more time at home downloaded and used more apps on their smartphones, boosting revenues for software companies that sell solutions for app-based marketing. Company reorganizations and acquisitions also supported software companies. The continued growth in smartphone use and investor optimism about ongoing demand for consumer electronics benefited manufacturing services providers, bolstering the technology hardware and equipment industry. Demand for microchips used for 5G technology and internet-enabled devices drove earnings growth for semiconductors manufacturers.

Industrials stocks also contributed meaningfully to the Index’s return. The capital goods industry advanced as the need to operationally streamline and integrate supply chains after pandemic-related shutdowns benefited companies that provide logistical support. Healthcare and financials stocks also contributed to performance. Hospitals’ profits rose despite lower patient volumes, as per-patient revenue increased. Asset management companies advanced amid equity market gains and rising management fees.

In terms of relative performance, the Index underperformed the broader market for small-company stocks, as represented by the MSCI USA Small Cap Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, the quality factor detracted the most from the Index’s performance while the value factor contributed to the Index’s return. From a sector perspective, the multifactor selection process favored industries in the healthcare and information technology sectors. Stock selection in the industrials sector detracted the most from relative performance, although an overweight position to the healthcare sector also weighed on relative returns. In contrast, stock selection in the consumer discretionary sector contributed to relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Health Care	20.7%
Consumer Discretionary	20.1
Information Technology	17.8
Industrials	14.4
Financials	11.7
Materials	4.0
Energy	3.9
Real Estate	3.3
Consumer Staples	2.1
Communication Services	2.0
Utilities	0.0	(b)

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Deckers Outdoor Corp.	1.2%
Williams-Sonoma Inc.	1.1
RH	1.1
Reliance Steel & Aluminum Co.	1.0
Lithia Motors Inc.	1.0
Texas Pacific Land Corp.	0.9
Ciena Corp.	0.9
Crocs Inc.	0.9
Intellia Therapeutics Inc.	0.9
Amedisys Inc.	0.9

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	17

Schedule of Investments July 31, 2021	iShares® MSCI Global Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.1%
Aurizon Holdings Ltd.	43,400	$123,165
BHP Group PLC	42,101	1,363,076
BlueScope Steel Ltd	9,870	175,028
Evolution Mining Ltd	37,450	113,896
Fortescue Metals Group Ltd.	34,020	621,634
Medibank Pvt Ltd	66,836	163,005
REA Group Ltd	1,540	183,451
Rio Tinto Ltd.	7,000	686,070
Rio Tinto PLC	22,750	1,932,395
Washington H Soul Pattinson & Co. Ltd.	3,307	79,619

		5,441,339
Belgium — 0.3%
Etablissements Franz Colruyt NV	1,571	89,323
Proximus SADP	4,327	88,921
Sofina SA	420	196,931

		375,175
Brazil — 0.2%
BB Seguridade Participacoes SA	18,480	75,826
Telefonica Brasil SA	10,459	82,756
TIM SA	28,017	60,894

		219,476
Canada — 3.3%
Atco Ltd., Class I, NVS	1,641	59,295
B2Gold Corp	24,570	102,999
Canadian Apartment Properties REIT	2,353	117,593
Canadian Tire Corp. Ltd., Class A, NVS	840	129,232
CCL Industries Inc., Class B, NVS	2,940	168,609
CGI Inc.(a)	4,760	433,001
Constellation Software Inc	420	672,764
Empire Co. Ltd., Class A, NVS	4,130	135,625
George Weston Ltd	1,120	116,147
iA Financial Corp. Inc	2,100	116,177
IGM Financial Inc	1,890	66,701
Kinross Gold Corp	24,500	160,440
Loblaw Companies Ltd.	2,940	198,891
Lundin Mining Corp	15,260	139,072
Magna International Inc	5,950	498,854
Thomson Reuters Corp	1,820	192,854
Toromont Industries Ltd	1,820	153,801
West Fraser Timber Co. Ltd	1,610	115,485
Wheaton Precious Metals Corp.	8,680	400,953
WSP Global Inc	2,310	274,197
Yamana Gold Inc	20,440	91,584

		4,344,274
Chile — 0.0%
Colbun SA	263,367	38,522

China — 8.6%
360 DigiTech Inc.(a)(b)	4,846	102,978
51job Inc., ADR(a)	1,050	75,621
Anhui Conch Cement Co. Ltd., Class A	7,000	38,393
Anhui Conch Cement Co. Ltd., Class H	35,000	167,402
Anhui Gujing Distillery Co. Ltd., Class B	7,001	94,790
Apeloa Pharmaceutical Co. Ltd., Class A	12,850	54,955
Autohome Inc., ADR	1,400	63,420
AviChina Industry & Technology Co. Ltd., Class H	70,000	52,477
Bank of China Ltd., Class H	1,610,000	559,459
Bank of Communications Co. Ltd., Class H	140,000	80,983

Security	Shares	Value

China (continued)
Baoshan Iron & Steel Co. Ltd., Class A	16,400	$20,080
Beijing Yanjing Brewery Co. Ltd., Class A	35,000	33,840
BOC Aviation Ltd.(c)	7,000	51,469
Bosideng International Holdings Ltd	140,000	87,656
BYD Electronic International Co. Ltd	18,000	91,443
C&S Paper Co. Ltd., Class A	14,000	42,500
China CITIC Bank Corp. Ltd., Class H	210,000	93,980
China Conch Venture Holdings Ltd	35,000	127,605
China Construction Bank Corp., Class H	1,890,000	1,316,467
China East Education Holdings Ltd.(c)	35,000	40,930
China Feihe Ltd.(c)	70,000	134,576
China Hongqiao Group Ltd	70,000	92,809
China Longyuan Power Group Corp. Ltd., Class H	59,000	110,487
China National Building Material Co. Ltd., Class H	74,000	80,150
China Petroleum & Chemical Corp., Class H	560,000	256,071
China Railway Group Ltd., Class A	14,200	11,589
China Railway Group Ltd., Class H	140,000	64,911
China Renewable Energy Investment Ltd.(a)(d)	659	—
China Resources Cement Holdings Ltd	58,000	47,916
China Resources Gas Group Ltd	22,000	135,604
China Resources Pharmaceutical Group Ltd.(c)	70,000	37,493
China Shenhua Energy Co. Ltd., Class A	3,300	8,691
China Shenhua Energy Co. Ltd., Class H	70,000	132,456
China Traditional Chinese Medicine Holdings Co. Ltd.	140,000	87,489
Chongqing Brewery Co. Ltd., Class A(a)	700	16,770
CITIC Ltd	140,000	151,213
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(b)	91,000	137,274
COSCO SHIPPING Ports Ltd	140,000	99,912
Country Garden Services Holdings Co. Ltd.	30,000	243,597
CSPC Pharmaceutical Group Ltd.	162,000	218,674
Dali Foods Group Co. Ltd.(c)	175,000	94,806
Daqo New Energy Corp., ADR(a)(b)	1,190	70,508
ENN Energy Holdings Ltd	21,000	438,234
Far East Horizon Ltd.	70,000	74,674
Fosun International Ltd	105,000	139,001
Fujian Sunner Development Co. Ltd., Class A	7,000	20,212
GF Securities Co. Ltd., Class H	70,000	99,460
Great Wall Motor Co. Ltd., Class H	70,000	338,209
Guangdong Investment Ltd	76,000	106,345
Hopson Development Holdings Ltd	21,000	69,596
Industrial & Commercial Bank of China Ltd., Class H	1,120,000	621,928
Jiangxi Copper Co. Ltd., Class H	70,000	146,966
JOYY Inc., ADR	1,260	67,347
Kingboard Holdings Ltd	21,000	110,021
Kingboard Laminates Holdings Ltd	35,000	70,208
Kingsoft Corp. Ltd	15,800	73,932
Kunlun Energy Co. Ltd	140,000	121,037
KWG Group Holdings Ltd	35,000	38,412
Lee & Man Paper Manufacturing Ltd.	72,000	53,763
Lenovo Group Ltd	140,000	130,548
Li Ning Co. Ltd	35,000	369,646
Logan Group Co. Ltd	70,000	74,591
Nine Dragons Paper Holdings Ltd	70,000	88,325
Noah Holdings Ltd., ADR(a)(b)	1,610	62,146
PICC Property & Casualty Co. Ltd., Class H	184,000	148,638
Postal Savings Bank of China Co. Ltd., Class H(c)	140,000	90,431
Shaanxi Coal Industry Co. Ltd., Class A	28,000	48,484
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	7,000	33,603
Shanghai M&G Stationery Inc., Class A	800	8,754
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	35,000	74,697

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Global Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shenergy Co. Ltd., Class A	63,000	$55,900
Shenzhen International Holdings Ltd.	35,000	46,134
Shenzhou International Group Holdings Ltd	21,000	466,059
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	9,800	28,533
Sinopharm Group Co. Ltd., Class H	28,000	73,422
Sinotruk Hong Kong Ltd.	35,000	59,998
Sun Art Retail Group Ltd.(a)	70,000	43,578
Vipshop Holdings Ltd., ADR(a)	9,310	154,825
Want Want China Holdings Ltd	210,000	141,751
Weichai Power Co. Ltd., Class H	70,000	153,425
Weifu High-Technology Group Co. Ltd., Class A	7,000	21,909
Wharf Holdings Ltd. (The)	33,000	111,974
Xinyi Solar Holdings Ltd.	82,000	165,170
Yanzhou Coal Mining Co. Ltd., Class A	28,000	81,521
Yum China Holdings Inc.	8,540	531,103
Zhejiang Semir Garment Co. Ltd., Class A	28,000	42,190
Zhuzhou CRRC Times Electric Co. Ltd., Class H(a)	14,000	109,362
Zhuzhou Kibing Group Co. Ltd., Class A	14,000	45,141
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	56,000	48,231

		11,528,878
Denmark — 0.4%
AP Moller—Maersk A/S, Class A	70	187,138
Pandora A/S	1,960	253,540
Rockwool International A/S, Class B	210	111,432

		552,110
Finland — 0.1%
Orion OYJ, Class B	2,800	119,183

France — 1.3%
Arkema SA	1,330	169,288
Atos SE	2,045	97,797
BioMerieux	957	114,109
Cie. Generale des Etablissements Michelin SCA	3,710	606,000
Ipsen SA	910	97,243
La Francaise des Jeux SAEM(c)	2,903	155,200
Orange SA	33,180	369,265
SEB SA	560	93,049

		1,701,951
Germany — 1.1%
Brenntag SE	3,150	314,620
Evonik Industries AG	3,710	128,997
GEA Group AG	3,360	148,984
HelloFresh SE(a)	3,500	328,088
LANXESS AG	1,680	121,671
Scout24 AG(c)	2,450	209,804
Volkswagen AG	630	209,088
Zalando SE(a)(c)	191	21,222

		1,482,474
Greece — 0.1%
FF Group(a)(d)	165	2
Hellenic Telecommunications Organization SA	4,071	74,289

		74,291
Hong Kong — 1.1%
Chow Tai Fook Jewellery Group Ltd	56,000	117,404
CK Asset Holdings Ltd	47,500	323,175
CK Hutchison Holdings Ltd.	49,000	358,009
Hang Lung Properties Ltd	25,000	64,710
Henderson Land Development Co. Ltd.	15,000	67,018

Security	Shares	Value

Hong Kong (continued)
Swire Properties Ltd	42,000	$119,455
WH Group Ltd.(c)	280,000	231,999
Xinyi Glass Holdings Ltd	32,000	119,595
Yuexiu Property Co. Ltd.	79,800	74,307

		1,475,672
Hungary — 0.1%
Richter Gedeon Nyrt	3,010	82,581

India — 3.2%
ACC Ltd.	1,960	63,159
Adani Ports & Special Economic Zone Ltd	9,293	84,445
Adani Total Gas Ltd.	5,551	66,580
Apollo Hospitals Enterprise Ltd	2,450	132,979
Aurobindo Pharma Ltd	6,720	82,886
Balkrishna Industries Ltd	3,360	107,360
Bharat Electronics Ltd	42,070	104,517
Cipla Ltd.(a)	9,030	111,742
Colgate-Palmolive India Ltd	2,730	62,585
Container Corp. of India Ltd	5,810	50,397
Dr. Reddy’s Laboratories Ltd	2,590	164,118
GAIL India Ltd	42,375	79,553
HCL Technologies Ltd.	21,910	302,124
HDFC Asset Management Co. Ltd.(c)	1,213	46,584
Hero MotoCorp Ltd	2,730	101,534
Indus Towers Ltd	15,190	45,424
Infosys Ltd	70,490	1,536,252
Ipca Laboratories Ltd	2,030	57,438
Jubilant Foodworks Ltd.(a)	2,561	130,274
Larsen & Toubro Infotech Ltd.(c)	1,260	79,402
Lupin Ltd	6,020	89,701
Marico Ltd.	16,450	121,023
NTPC Ltd	98,490	156,640
Petronet LNG Ltd	25,200	73,958
REC Ltd.	25,410	51,679
Tech Mahindra Ltd	12,740	207,399
Wipro Ltd	25,830	204,151

		4,313,904
Ireland — 0.9%
Horizon Therapeutics PLC(a)	4,340	434,087
Seagate Technology Holdings PLC	4,410	387,639
STERIS PLC	1,610	350,899

		1,172,625
Italy — 0.1%
DiaSorin SpA	630	127,862
Telecom Italia SpA/Milano	107,310	46,992

		174,854
Japan — 5.2%
Acom Co. Ltd.	14,000	57,462
AGC Inc.	5,400	230,921
Azbil Corp.	2,400	93,595
Brother Industries Ltd	7,400	150,597
Daito Trust Construction Co. Ltd.	1,200	140,988
Fujitsu Ltd.	3,900	663,509
Iida Group Holdings Co. Ltd	7,000	168,915
Isuzu Motors Ltd.	10,900	145,403
Kajima Corp.	9,200	118,430
Kyowa Kirin Co. Ltd.	7,000	227,858
Lixil Corp.	7,000	191,031
Medipal Holdings Corp.	7,400	139,366

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Global Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsui Chemicals Inc.	7,000	$223,222
Nabtesco Corp.	1,900	71,965
NEC Corp.	5,900	299,230
Nippon Telegraph & Telephone Corp.	28,000	717,027
Nippon Yusen KK	3,700	199,918
Nitto Denko Corp.	3,100	230,325
Obayashi Corp.	14,000	114,482
Oji Holdings Corp.	21,000	121,075
Otsuka Holdings Co. Ltd.	8,100	321,967
Ricoh Co. Ltd.	13,100	143,142
Seiko Epson Corp.	7,000	120,441
Sekisui Chemical Co. Ltd.	7,000	120,788
Sekisui House Ltd.	14,000	277,277
Shizuoka Bank Ltd. (The)	21,000	151,655
Stanley Electric Co. Ltd.	4,000	104,372
Sumitomo Electric Industries Ltd.	21,000	298,341
Tohoku Electric Power Co. Inc.	14,000	106,067
Tokyo Gas Co. Ltd.	7,000	132,501
Toppan Inc.	7,000	118,742
Tosoh Corp.	7,000	122,843
TOTO Ltd.	2,900	150,365
Toyo Suisan Kaisha Ltd.	1,900	72,537
USS Co. Ltd.	7,000	121,856
Yamada Holdings Co. Ltd.	21,000	99,213
Yamaha Motor Co. Ltd.	7,000	175,285

		6,942,711
Kuwait — 0.1%
Mobile Telecommunications Co. KSCP	62,160	122,272

Malaysia — 0.0%
Sime Darby Bhd	49,000	24,965
Telekom Malaysia Bhd	21,000	29,560

		54,525
Mexico — 0.0%
Megacable Holdings SAB de CV, CPO	14,000	49,090

Netherlands — 3.6%
ASM International NV	1,035	367,332
Koninklijke Ahold Delhaize NV	22,120	687,596
Koninklijke KPN NV	60,713	199,222
Koninklijke Philips NV	11,760	542,247
Koninklijke Vopak NV	1,400	59,279
NN Group NV	5,740	285,372
NXP Semiconductors NV	5,040	1,040,206
Randstad NV	2,388	173,251
Stellantis NV	40,976	785,777
Wolters Kluwer NV	5,810	662,359

		4,802,641
Norway — 0.3%
Norsk Hydro ASA	26,250	174,641
Yara International ASA	3,080	162,336

		336,977
Philippines — 0.1%
Globe Telecom Inc.	820	30,513
PLDT Inc.	2,450	60,110

		90,623
Poland — 0.0%
Polskie Gornictwo Naftowe i Gazownictwo SA	34,090	55,620

Security	Shares	Value

Qatar — 0.1%
Barwa Real Estate Co.	40,863	$33,653
Ooredoo QPSC	31,380	59,859
Qatar Electricity & Water Co. QSC	12,966	57,642

		151,154
Russia — 0.0%
Inter RAO UES PJSC	770,000	45,817

Saudi Arabia — 0.9%
Abdullah Al Othaim Markets Co.	2,310	72,687
Advanced Petrochemical Co.	4,060	80,316
Bupa Arabia for Cooperative Insurance Co.	1,960	72,120
Etihad Etisalat Co.	10,780	92,587
Jarir Marketing Co.	1,750	93,870
Mouwasat Medical Services Co.	1,050	50,509
National Petrochemical Co.	4,480	55,365
SABIC Agri-Nutrients Co.	4,200	143,555
Saudi Cement Co.	3,010	52,088
Saudi Telecom Co.	12,180	434,802

		1,147,899
Singapore — 0.1%
Singapore Exchange Ltd.	15,800	138,250

South Africa — 0.6%
African Rainbow Minerals Ltd.	2,380	48,561
Aspen Pharmacare Holdings Ltd.(a)	7,942	97,881
Gold Fields Ltd.	17,290	170,752
Harmony Gold Mining Co. Ltd.	11,690	47,931
Impala Platinum Holdings Ltd.	10,744	193,676
Kumba Iron Ore Ltd.	1,470	77,990
Mr. Price Group Ltd.	6,510	96,864
Tiger Brands Ltd.	3,290	43,339

		776,994
South Korea — 1.7%
Coway Co. Ltd.	1,610	119,916
E-MART Inc.	560	82,139
Hankook Tire & Technology Co. Ltd.	2,520	106,068
Kia Corp.	5,320	388,523
KT&G Corp.	2,520	180,406
Kumho Petrochemical Co. Ltd.	420	74,401
LG Electronics Inc.	2,100	287,656
LG Innotek Co. Ltd.	350	69,182
Pan Ocean Co. Ltd.	7,630	50,171
POSCO	1,540	489,807
S-1 Corp.	770	53,955
Samsung Electro-Mechanics Co. Ltd.	1,260	210,452
SK Telecom Co. Ltd.	640	167,638

		2,280,314
Sweden — 0.5%
Boliden AB	5,320	207,331
Husqvarna AB, Class B	8,120	113,628
ICA Gruppen AB	2,100	103,800
Industrivarden AB, Class A	2,450	97,755
Kinnevik AB, Class B	4,550	198,361

		720,875
Switzerland — 0.8%
Kuehne + Nagel International AG, Registered	1,190	401,426
Logitech International SA, Registered	3,360	369,161
Swatch Group AG (The), Bearer	770	256,859

		1,027,446

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Global Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan — 2.6%
Asustek Computer Inc.	15,000	$188,589
AU Optronics Corp.	210,000	155,660
Compal Electronics Inc.	210,000	162,441
Hon Hai Precision Industry Co. Ltd.	280,000	1,106,482
Innolux Corp.	210,000	140,942
Inventec Corp.	140,000	117,632
Lite-On Technology Corp.	70,000	160,890
Novatek Microelectronics Corp.	13,000	239,139
Pegatron Corp.	31,000	74,735
Phison Electronics Corp.	4,000	68,359
Pou Chen Corp.	70,000	88,535
Quanta Computer Inc.	70,000	193,910
Synnex Technology International Corp.	74,000	140,551
United Microelectronics Corp.	280,000	585,521
Wistron Corp.	70,000	69,609

		3,492,995
Thailand — 0.0%
Thai Union Group PCL, NVDR	43,900	29,669

United Arab Emirates — 0.1%
Abu Dhabi National Oil Co. for Distribution PJSC	71,120	84,419
Aldar Properties PJSC	78,314	84,525

		168,944
United Kingdom — 1.2%
BT Group PLC(a)	178,220	429,285
Direct Line Insurance Group PLC	25,270	104,459
Evraz PLC	7,000	59,807
Hikma Pharmaceuticals PLC	3,570	131,274
J Sainsbury PLC	37,240	146,645
Kingfisher PLC	38,220	196,314
Pearson PLC	15,610	188,109
Persimmon PLC	2,341	94,431
Wm Morrison Supermarkets PLC	54,390	202,312

		1,552,636
United States — 56.5%
A O Smith Corp.	2,660	187,078
ABIOMED Inc.(a)	910	297,696
Advance Auto Parts Inc.	1,330	282,039
Agilent Technologies Inc.	6,300	965,348
Akamai Technologies Inc.(a)	3,159	378,827
Allstate Corp. (The)	6,141	798,637
Ally Financial Inc.	7,490	384,686
Amazon.com Inc.(a)	70	232,931
AMERCO	210	123,472
Anthem Inc.	4,974	1,910,066
Apple Inc.	13,510	1,970,569
Applied Materials Inc.	18,620	2,605,497
Archer-Daniels-Midland Co.	10,990	656,323
Arrow Electronics Inc.(a)	1,400	165,998
Autoliv Inc.	1,820	183,602
Bentley Systems Inc., Class B	3,500	212,835
Best Buy Co. Inc.	4,690	526,921
Biogen Inc.(a)	3,290	1,074,942
Bio-Rad Laboratories Inc., Class A(a)	490	362,360
Bio-Techne Corp.	770	371,325
BorgWarner Inc.	4,550	222,859
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	210	149,100
Brown & Brown Inc.	3,850	209,440
Bunge Ltd.	2,450	190,194

Security	Shares	Value

United States (continued)
Cadence Design Systems Inc.(a)	5,740	$847,511
Carrier Global Corp.	17,611	973,008
Celanese Corp., Class A	2,240	348,925
Cerner Corp.	6,020	483,948
CH Robinson Worldwide Inc.	2,590	230,950
Cincinnati Financial Corp.	2,940	346,567
Cisco Systems Inc.	12,460	689,910
Citrix Systems Inc.	2,450	246,837
Cognex Corp.	3,570	322,764
Cognizant Technology Solutions Corp., Class A	10,864	798,830
Cooper Companies Inc. (The)	980	413,335
Corning Inc.	2,821	118,087
Corteva Inc.	15,330	655,817
Cummins Inc.	2,940	682,374
DaVita Inc.(a)	1,400	168,350
Discovery Inc., Class A(a)	2,730	79,197
Discovery Inc., Class C, NVS(a)	6,650	180,282
Dover Corp.	2,870	479,634
DR Horton Inc.	7,070	674,690
Eastman Chemical Co.	2,730	307,726
eBay Inc.	13,905	948,460
Electronic Arts Inc.	5,810	836,408
EPAM Systems Inc.(a)	1,260	705,348
Erie Indemnity Co., Class A, NVS	560	103,538
Expeditors International of Washington Inc.	3,220	412,965
F5 Networks Inc.(a)	1,241	256,279
Fastenal Co.	11,550	632,593
FedEx Corp.	5,044	1,412,068
Fidelity National Financial Inc.	5,615	250,485
Fortune Brands Home & Security Inc.	2,730	266,093
Franklin Resources Inc.	5,460	161,343
Garmin Ltd.	2,870	451,164
Generac Holdings Inc.(a)	1,400	587,104
General Motors Co.(a)	25,550	1,452,262
Globe Life Inc.	1,890	175,978
Hartford Financial Services Group Inc. (The)	7,350	467,607
HCA Healthcare Inc.	2,882	715,312
Henry Schein Inc.(a)	2,940	235,641
Hewlett Packard Enterprise Co.	25,410	368,445
Hologic Inc.(a)	5,180	388,707
Hormel Foods Corp.	6,370	295,441
HP Inc.	24,694	712,916
Humana Inc.	2,660	1,132,788
Huntington Ingalls Industries Inc.	630	129,232
IDEX Corp.	1,610	364,971
Intel Corp.	55,336	2,972,650
International Paper Co.	7,420	428,579
Invesco Ltd.	7,840	191,139
IPG Photonics Corp.(a)	840	183,254
Jack Henry & Associates Inc.	1,400	243,726
Jazz Pharmaceuticals PLC(a)	1,190	201,729
JB Hunt Transport Services Inc.	1,610	271,204
JM Smucker Co. (The)	2,310	302,864
Johnson Controls International PLC	15,369	1,097,654
Juniper Networks Inc.	7,599	213,836
Kansas City Southern	1,890	506,142
Keysight Technologies Inc.(a)	3,850	633,517
Knight-Swift Transportation Holdings Inc.	3,220	160,002
Kroger Co. (The)	14,460	588,522
L Brands Inc.	4,970	397,948

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Global Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Laboratory Corp. of America Holdings(a)	1,960	$580,454
Lear Corp.	1,050	183,729
Lennox International Inc.	565	186,128
LKQ Corp.(a)	5,740	291,305
MarketAxess Holdings Inc.	770	365,881
Masco Corp.	4,900	292,579
Maxim Integrated Products Inc.	5,740	573,483
Mettler-Toledo International Inc.(a)	490	722,118
Micron Technology Inc.(a)	22,400	1,737,792
Microsoft Corp.	3,920	1,116,847
Mohawk Industries Inc.(a)	1,260	245,574
Molina Healthcare Inc.(a)	1,147	313,142
Monolithic Power Systems Inc.	1,050	471,723
Monster Beverage Corp.(a)	7,980	752,674
NetApp Inc.	4,200	334,278
Newell Brands Inc.	6,450	159,638
News Corp., Class A, NVS	7,560	186,203
Nordson Corp.	1,120	253,266
NRG Energy Inc.	5,180	213,623
Nucor Corp.	5,950	618,919
NVR Inc.(a)	70	365,582
Old Dominion Freight Line Inc.	1,960	527,534
ON Semiconductor Corp.(a)(b)	7,980	311,699
Owens Corning	2,170	208,667
Packaging Corp. of America	1,960	277,340
Pentair PLC	3,290	242,374
Pool Corp.	840	401,369
Progressive Corp. (The)	11,723	1,115,561
Public Storage	490	153,115
PulteGroup Inc.	5,390	295,749
Qorvo Inc.(a)	2,380	451,224
Quest Diagnostics Inc.	2,590	367,262
Raymond James Financial Inc.	2,310	299,099
Regions Financial Corp.	18,060	347,655
ResMed Inc.	2,940	799,092
Robert Half International Inc.	2,590	254,364
Rollins Inc.	4,856	186,130
SEI Investments Co.	2,380	144,704
Skyworks Solutions Inc.	3,570	658,701
Snap-on Inc.	980	213,620
State Street Corp.	6,440	561,182
Steel Dynamics Inc.	4,340	279,713
Synopsys Inc.(a)	3,080	887,009
T Rowe Price Group Inc.	4,410	900,346
Target Corp.	10,220	2,667,931
TE Connectivity Ltd.	6,510	960,030
Teradyne Inc.	3,430	435,610
Texas Instruments Inc.	6,800	1,296,216
Textron Inc.	4,900	338,149
Tractor Supply Co.	2,380	430,613
Tradeweb Markets Inc., Class A	2,240	194,275
Tyson Foods Inc., Class A	5,810	415,183
United Rentals Inc.(a)	1,540	507,507

Security	Shares	Value

United States (continued)
Universal Health Services Inc., Class B	1,610	$258,260
Waters Corp.(a)	1,330	518,447
West Pharmaceutical Services Inc.	1,610	662,885
Western Union Co. (The)	8,190	190,090
Whirlpool Corp.	1,260	279,140
WW Grainger Inc.	980	435,688
Zebra Technologies Corp., Class A(a)	1,120	618,778

		75,424,650

Total Common Stocks — 99.3% (Cost: $108,625,090)		132,509,411

Preferred Stocks

Germany — 0.3%
Fuchs Petrolub SE, Preference Shares, NVS	1,890	94,176
Porsche Automobil Holding SE, Preference Shares, NVS	3,220	348,504

		442,680

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	154,560	72,060

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS	84,300	44,005

Total Preferred Stocks — 0.4% (Cost: $460,009)		558,745

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	741,725	742,096
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	80,000	80,000

		822,096

Total Short-Term Investments — 0.6% (Cost: $822,017)		822,096

Total Investments in Securities — 100.3% (Cost: $109,907,116)		133,890,252

Other Assets, Less Liabilities — (0.3)%		(427,027)

Net Assets — 100.0%		$133,463,225

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Global Multifactor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,660,644	$—	$(918,063	)(a)	$(321)	$(164)	$742,096	741,725	$3,365	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	130,000	—	(50,000	)(a)	—	—	80,000	80,000	72		—

					$(321)	$(164)	$822,096		$3,437		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	2	09/17/21	$232	$2,752
MSCI Emerging Markets E-Mini Index	2	09/17/21	128	(5,777)

				$(3,025)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,752

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$5,777

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$97,200

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(23,345)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$268,478

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Global Multifactor ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$84,854,221	$47,655,188	$2	$132,509,411
Preferred Stocks	—	558,745	—	558,745
Money Market Funds	822,096	—	—	822,096

	$85,676,317	$48,213,933	$2	$133,890,252

Derivative financial instruments(a)
Assets
Futures Contracts	$2,752	$—	$—	$2,752
Liabilities
Futures Contracts	(5,777)	—	—	(5,777)

	$(3,025)	$—	$—	$(3,025)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® MSCI Intl Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 11.3%
Aurizon Holdings Ltd.	885,459	$2,512,848
BHP Group PLC	659,370	21,347,984
BlueScope Steel Ltd.	230,903	4,094,677
Brambles Ltd.	695,187	5,951,962
Dexus/AU	507,104	3,830,689
Evolution Mining Ltd.	760,034	2,311,473
Fortescue Metals Group Ltd.	800,477	14,626,798
Magellan Financial Group Ltd.	59,029	2,129,714
Medibank Pvt Ltd.	1,310,802	3,196,893
REA Group Ltd.	24,264	2,890,420
Rio Tinto Ltd.	175,475	17,198,298
Rio Tinto PLC	241,344	20,499,857
Washington H Soul Pattinson & Co. Ltd.	50,638	1,219,155

		101,810,768
Belgium — 2.5%
Ageas SA/NV	83,021	4,383,980
Etablissements Franz Colruyt NV	25,321	1,439,691
Groupe Bruxelles Lambert SA	42,416	4,935,068
Proximus SADP	71,401	1,467,310
Sofina SA	7,338	3,440,668
UCB SA	58,515	6,328,823

		21,995,540
Canada — 12.3%
Atco Ltd., Class I, NVS	35,462	1,281,363
B2Gold Corp.	493,476	2,068,675
Canadian Apartment Properties REIT	39,269	1,962,506
Canadian Tire Corp. Ltd., Class A, NVS	26,935	4,143,879
CGI Inc.(a)	106,018	9,644,103
Constellation Software Inc.	9,514	15,239,711
Empire Co. Ltd., Class A, NVS	80,749	2,651,721
Hydro One Ltd.(b)	152,846	3,773,370
iA Financial Corp. Inc.	51,100	2,826,965
IGM Financial Inc.	39,872	1,407,153
Intact Financial Corp.	66,193	9,019,566
Kinross Gold Corp.	597,569	3,913,224
Loblaw Companies Ltd.	82,258	5,564,744
Lundin Mining Corp.	308,323	2,809,901
Magna International Inc.	135,060	11,323,562
Manulife Financial Corp.	522,799	10,107,336
Open Text Corp.	125,834	6,535,783
RioCan REIT	73,133	1,324,202
Toromont Industries Ltd.	39,257	3,317,462
West Fraser Timber Co. Ltd.	40,352	2,894,438
WSP Global Inc.	53,796	6,385,580
Yamana Gold Inc.	451,177	2,021,545

		110,216,789
Denmark — 2.6%
AP Moller - Maersk A/S, Class A	1,510	4,036,840
AP Moller - Maersk A/S, Class B, NVS	2,894	8,031,493
Coloplast A/S, Class B	13,714	2,507,791
Pandora A/S	47,265	6,114,059
Rockwool International A/S, Class B	4,099	2,175,036

		22,865,219
Finland — 0.2%
Orion OYJ, Class B	49,790	2,119,335

France — 6.0%
Atos SE	47,241	2,259,192

Security	Shares	Value

France (continued)
BioMerieux	19,419	$2,315,451
Bouygues SA	105,985	4,084,814
Carrefour SA	290,211	5,390,457
Cie. de Saint-Gobain	239,234	17,100,027
Cie. Generale des Etablissements Michelin SCA	28,753	4,696,581
CNP Assurances	81,990	1,393,681
Ipsen SA	17,700	1,891,430
La Francaise des Jeux SAEM(b)	45,583	2,436,948
Orange SA	944,561	10,512,145
SCOR SE	75,878	2,119,016

		54,199,742
Germany — 5.4%
Brenntag SE	73,020	7,293,187
Daimler AG, Registered	237,029	21,152,331
Deutsche Post AG, Registered	57,899	3,923,883
GEA Group AG	42,814	1,898,387
HelloFresh SE(a)	78,016	7,313,171
LANXESS AG	39,634	2,870,432
Scout24 AG(b)	42,577	3,646,047
Zalando SE(a)(b)	5,610	623,340

		48,720,778
Hong Kong — 5.4%
Bank of East Asia Ltd. (The)	625,600	1,030,756
Chow Tai Fook Jewellery Group Ltd.	951,600	1,995,025
CK Asset Holdings Ltd.	1,146,000	7,797,034
CK Hutchison Holdings Ltd.	1,272,500	9,297,268
Hang Lung Properties Ltd.	931,000	2,409,789
Henderson Land Development Co. Ltd.	683,000	3,051,574
Power Assets Holdings Ltd.	508,000	3,284,317
Sino Land Co. Ltd.	1,462,000	2,240,321
Sun Hung Kai Properties Ltd.	617,000	8,826,408
Swire Properties Ltd.	557,600	1,585,902
WH Group Ltd.(b)	4,548,000	3,768,323
Xinyi Glass Holdings Ltd.(c)	854,000	3,191,706

		48,478,423
Italy — 0.5%
DiaSorin SpA	12,055	2,446,617
Telecom Italia SpA/Milano	4,669,506	2,044,828

		4,491,445
Japan — 22.9%
AGC Inc.	91,900	3,929,932
Azbil Corp.	57,900	2,257,991
Brother Industries Ltd.	112,600	2,291,514
Capcom Co. Ltd.	84,200	2,315,150
Chiba Bank Ltd. (The)	252,900	1,438,667
Chubu Electric Power Co. Inc.	302,600	3,631,372
Concordia Financial Group Ltd.	507,000	1,814,952
Cosmos Pharmaceutical Corp.	9,700	1,646,599
Dai Nippon Printing Co. Ltd.	108,200	2,549,769
Daito Trust Construction Co. Ltd.	30,800	3,618,689
FUJIFILM Holdings Corp.	166,800	11,970,037
Fujitsu Ltd.	93,000	15,822,127
Hino Motors Ltd.	134,100	1,175,613
Hirose Electric Co. Ltd.	15,300	2,292,040
Hisamitsu Pharmaceutical Co. Inc.	24,300	1,064,349
Hitachi Ltd.	405,400	23,318,276
Iida Group Holdings Co. Ltd.	68,700	1,657,779
Kajima Corp.	211,000	2,716,158
Kakaku.com Inc.	61,400	1,675,555

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Kurita Water Industries Ltd.	46,900	$2,277,865
Kyowa Kirin Co. Ltd.	128,200	4,173,056
Medipal Holdings Corp.	87,500	1,647,905
Mitsubishi HC Capital Inc.	183,800	1,002,505
Nabtesco Corp.	52,600	1,992,300
NEC Corp.	117,800	5,974,465
NH Foods Ltd.	38,500	1,552,863
Nippon Telegraph & Telephone Corp.	608,800	15,590,220
Nippon Yusen KK	76,700	4,144,255
Nitto Denko Corp.	70,700	5,252,898
Obayashi Corp.	310,200	2,536,584
ORIX Corp.	576,400	10,084,347
Otsuka Holdings Co. Ltd.	148,400	5,898,760
Ricoh Co. Ltd.	314,600	3,437,586
Rinnai Corp.	17,100	1,588,581
Rohm Co. Ltd.	41,300	4,029,146
SCSK Corp.	24,300	1,464,559
Seiko Epson Corp.	131,500	2,262,578
Sekisui Chemical Co. Ltd.	181,700	3,135,316
Shimizu Corp.	258,300	1,902,261
Shizuoka Bank Ltd. (The)	213,400	1,541,102
Stanley Electric Co. Ltd.	62,100	1,620,372
Sumitomo Electric Industries Ltd.	357,300	5,076,059
T&D Holdings Inc.	252,800	3,234,512
Taisei Corp.	89,000	2,999,421
Taisho Pharmaceutical Holdings Co. Ltd.	16,100	901,649
TIS Inc.	103,100	2,674,027
Toho Gas Co. Ltd.	35,700	1,735,289
Tohoku Electric Power Co. Inc.	204,300	1,547,824
Tokyo Gas Co. Ltd.	179,000	3,388,240
Toppan Inc.	122,700	2,081,368
Tosoh Corp.	121,700	2,135,721
TOTO Ltd.	65,900	3,416,926
Toyo Suisan Kaisha Ltd.	41,800	1,595,812
Yamada Holdings Co. Ltd.	322,600	1,524,107
Yamaha Motor Co. Ltd.	131,700	3,297,859

		205,904,907
Netherlands — 10.3%
Aegon NV	839,483	3,574,182
ASM International NV	22,347	7,931,174
Koninklijke Ahold Delhaize NV	494,303	15,365,328
Koninklijke KPN NV	1,592,174	5,224,514
Koninklijke Philips NV	334,299	15,414,338
Koninklijke Vopak NV	33,129	1,402,766
NN Group NV	132,691	6,596,914
Randstad NV	56,708	4,114,198
Stellantis NV	958,980	18,389,892
Wolters Kluwer NV	126,361	14,405,576

		92,418,882
Norway — 0.5%
Norsk Hydro ASA	638,545	4,248,236

Singapore — 0.6%
Singapore Exchange Ltd.	388,900	3,402,868
Venture Corp. Ltd.	130,000	1,823,490

		5,226,358
Spain — 0.7%
Enagas SA	84,513	1,941,053

Security	Shares	Value
Spain (continued)
Red Electrica Corp. SA	205,097	$4,062,716

		6,003,769
Sweden — 5.6%
Boliden AB	126,869	4,944,334
Electrolux AB, Series B	107,647	2,827,171
Husqvarna AB, Class B	196,259	2,746,376
ICA Gruppen AB	43,921	2,170,947
Industrivarden AB, Class A	50,135	2,000,379
Industrivarden AB, Class C	74,952	2,869,160
Investor AB, Class B	861,333	21,330,499
Kinnevik AB, Class B	114,645	4,998,040
Securitas AB, Class B	93,762	1,653,345
SKF AB, Class B	180,901	4,813,170

		50,353,421
Switzerland — 4.6%
Adecco Group AG, Registered	71,847	4,302,640
Kuehne + Nagel International AG, Registered	25,477	8,594,233
Logitech International SA, Registered	81,998	9,009,070
STMicroelectronics NV	235,575	9,694,794
Swatch Group AG (The), Bearer	13,715	4,575,089
Swatch Group AG (The), Registered	24,661	1,601,577
Swisscom AG, Registered	5,182	3,114,391

		40,891,794
United Kingdom — 7.1%
Abrdn PLC	1,024,725	4,042,472
Aviva PLC	1,852,548	9,949,364
Direct Line Insurance Group PLC	651,482	2,693,049
Evraz PLC	238,479	2,037,534
Ferguson PLC	104,106	14,594,526
Hikma Pharmaceuticals PLC	80,805	2,971,317
J Sainsbury PLC	796,665	3,137,130
Kingfisher PLC	999,990	5,136,376
Pearson PLC	350,020	4,217,904
Persimmon PLC	147,733	5,959,197
Sage Group PLC (The)	506,175	4,933,885
Wm Morrison Supermarkets PLC	1,131,498	4,208,768

		63,881,522

Total Common Stocks — 98.5% (Cost: $742,107,604)		883,826,928

Preferred Stocks

Germany — 1.1%
Fuchs Petrolub SE, Preference Shares, NVS	31,929	1,590,975
Porsche Automobil Holding SE, Preference Shares, NVS	72,383	7,834,095

		9,425,070
Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	2,823,770	1,316,521

Total Preferred Stocks — 1.2% (Cost: $8,298,427)		10,741,591

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	45,002	45,025

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	300,000	$300,000

		345,025

Total Short-Term Investments — 0.0% (Cost: $345,029)		345,025

Total Investments in Securities — 99.7% (Cost: $750,751,060)		894,913,544

Other Assets, Less Liabilities — 0.3%		2,896,946

Net Assets — 100.0%		$897,810,490

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$4,227,527	$—		$(4,178,018	)(a)	$(4,901)	$417	$45,025	45,002	$10,134	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	228,000	72,000	(a)	—		—	—	300,000	300,000	146		—

						$(4,901)	$417	$345,025		$10,280		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	4	09/09/21	$698	$(17,609)
ASX SPI 200 Index	4	09/16/21	537	2,130
Euro STOXX 50 Index	23	09/17/21	1,116	(5,019)
FTSE 100 Index	6	09/17/21	581	(8,445)

				$(28,943)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,130

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Multifactor ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$31,073

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,337,345

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$90,337

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,561,584

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$116,596,504	$767,230,424	$—	$883,826,928
Preferred Stocks	—	10,741,591	—	10,741,591
Money Market Funds	345,025	—	—	345,025

	$116,941,529	$777,972,015	$—	$894,913,544

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$2,130	$—	$2,130
Liabilities
Futures Contracts	—	(31,073)	—	(31,073)

	$—	$(28,943)	$—	$(28,943)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.8%
Abacus Property Group	103,985	$242,339
Accent Group Ltd.	97,604	195,965
Ansell Ltd.	35,223	1,018,448
ARB Corp. Ltd.	19,735	678,858
Arena REIT(a)	92,664	240,725
AUB Group Ltd.	19,911	337,027
Austal Ltd.	89,700	142,453
Australian Ethical Investment Ltd.(a)	24,492	147,507
Australian Pharmaceutical Industries Ltd.	107,640	111,378
Aventus Group	93,080	214,266
Breville Group Ltd.	26,378	627,080
BWP Trust	131,508	397,251
Cedar Woods Properties Ltd.	17,472	85,137
Codan Ltd./Australia	27,398	339,811
CSR Ltd.	131,645	540,024
Data#3 Ltd.	38,538	132,076
Dicker Data Ltd.(a)	15,132	129,106
GDI Property Group	131,150	108,756
GrainCorp Ltd., Class A	61,880	238,492
Growthpoint Properties Australia Ltd.	78,107	225,784
GWA Group Ltd.	56,732	117,182
Hansen Technologies Ltd.	44,876	204,787
Harvey Norman Holdings Ltd.	152,074	635,124
Home Consortium Ltd.	24,440	107,183
HUB24 Ltd.	14,716	260,232
Integral Diagnostics Ltd.	45,864	178,166
Integrated Research Ltd.	28,184	38,223
JB Hi-Fi Ltd.	31,158	1,100,302
Johns Lyng Group Ltd.	34,840	145,470
Jumbo Interactive Ltd.	13,572	165,165
Jupiter Mines Ltd.	329,420	71,209
McMillan Shakespeare Ltd.	18,463	171,932
Mineral Resources Ltd.	43,479	2,011,737
Mount Gibson Iron Ltd.	144,300	91,325
Netwealth Group Ltd.	27,377	316,434
Nick Scali Ltd.	18,824	169,498
Objective Corp. Ltd.	5,980	74,077
Pendal Group Ltd.	10,400	61,738
Perenti Global Ltd.	170,144	114,263
Perseus Mining Ltd.(b)	336,752	411,544
Platinum Asset Management Ltd.	81,588	245,823
Premier Investments Ltd.	23,674	468,653
Pro Medicus Ltd.	12,649	540,709
Ramelius Resources Ltd.	227,018	281,413
Redbubble Ltd.(a)(b)	53,248	126,947
Regis Resources Ltd.	148,252	279,433
Sandfire Resources Ltd.	46,592	235,827
SG Fleet Group Ltd.	34,216	74,687
Sigma Healthcare Ltd.	244,452	113,016
Silver Lake Resources Ltd.(b)	242,320	270,828
SmartGroup Corp. Ltd.	34,060	180,515
Super Retail Group Ltd.	42,747	416,978
Technology One Ltd.	69,836	485,406
Temple & Webster Group Ltd.(b)	21,684	190,408
Waypoint REIT	154,648	298,876
Western Areas Ltd.	82,108	157,794
Westgold Resources Ltd.(b)	111,488	143,039

		17,108,426

Security	Shares	Value

Austria — 0.1%
Semperit AG Holding	2,808	$103,427
Zumtobel Group AG	7,748	82,168

		185,595
Belgium — 1.5%
AGFA-Gevaert NV(b)	40,144	197,864
Befimmo SA	5,928	251,250
Bekaert SA	9,984	474,161
D’ieteren Group	6,032	966,799
Econocom Group SA/NV	37,804	164,400
Intervest Offices & Warehouses NV	5,720	168,659
Ion Beam Applications	5,512	104,618
Orange Belgium SA	4,160	99,549
Recticel SA	11,492	189,372
Tessenderlo Group SA(b)	4,628	195,771
Van de Velde NV	1,404	41,480
X-Fab Silicon Foundries SE(b)(c)	15,652	148,363

		3,002,286
Canada — 12.2%
Absolute Software Corp.	11,544	158,318
Aecon Group Inc.	15,860	258,699
AirBoss of America Corp.	3,276	97,473
Altus Group Ltd.	11,128	523,755
Andlauer Healthcare Group Inc.	3,484	122,789
Argonaut Gold Inc.(b)	81,900	220,571
Artis REIT	17,108	160,987
AutoCanada Inc.(b)	6,760	275,038
Badger Infrastructure Solutions Ltd.	9,620	268,722
Birchcliff Energy Ltd.	72,384	273,268
Canaccord Genuity Group Inc.	27,248	297,029
Canacol Energy Ltd.	41,288	105,570
Canfor Corp.(b)	17,108	330,340
Capstone Mining Corp.(b)	83,720	375,116
Cascades Inc.	23,348	299,242
Celestica Inc.(b)	30,316	268,023
Centerra Gold Inc.	60,736	488,283
Cogeco Communications Inc.	4,316	408,664
Cogeco Inc.	1,456	108,523
Computer Modelling Group Ltd.	23,348	81,220
Converge Technology Solutions Corp.(b)	40,872	354,469
Corby Spirit and Wine Ltd.	3,744	55,758
Corus Entertainment Inc., Class B, NVS	56,836	263,771
Crescent Point Energy Corp.	145,028	530,080
Dream Office REIT	6,292	112,566
DREAM Unlimited Corp., Class A	7,332	157,794
Dundee Precious Metals Inc.	49,452	299,265
ECN Capital Corp.	55,796	469,141
Eldorado Gold Corp.(b)	46,800	437,390
Enerflex Ltd.	24,024	139,415
Enerplus Corp.	71,188	443,356
Enghouse Systems Ltd.	11,388	513,993
Evertz Technologies Ltd.	7,332	83,804
Extendicare Inc.	20,540	136,319
Finning International Inc.	44,200	1,142,908
Fortuna Silver Mines Inc.(b)	74,854	355,790
Freehold Royalties Ltd.	28,912	202,310
GDI Integrated Facility Services Inc.(b)	3,640	168,054
goeasy Ltd.	3,016	413,382
Granite REIT	7,488	518,446
Home Capital Group Inc.(b)	14,196	442,060

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Canada (continued)
Interfor Corp.	18,044	$370,107
InterRent REIT	18,512	266,789
Intertape Polymer Group Inc.	16,068	357,653
Labrador Iron Ore Royalty Corp.	15,652	622,392
Lassonde Industries Inc., Class A	884	122,276
Linamar Corp.	12,428	735,360
Martinrea International Inc.	22,204	225,315
Minto Apartment Real Estate Investment Trust(c)	5,044	99,255
Morguard North American Residential REIT	5,096	72,380
Mullen Group Ltd.	25,428	276,170
New Gold Inc.(b)	177,736	290,623
North West Co. Inc. (The)	13,364	389,480
Paramount Resources Ltd., Class A	20,228	261,848
Parex Resources Inc.(b)	35,412	581,874
Peyto Exploration & Development Corp.	44,824	259,761
Real Matters Inc.(b)	21,996	225,143
Richelieu Hardware Ltd.	14,300	498,712
Russel Metals Inc.	16,952	478,287
Silvercorp Metals Inc.	48,204	239,552
Sleep Country Canada Holdings Inc.(c)	9,880	232,904
Sprott Inc.	6,292	231,890
Stelco Holdings Inc.	9,724	321,120
SunOpta Inc.(b)	18,460	194,425
Torex Gold Resources Inc.(b)	22,152	249,112
Tourmaline Oil Corp.	76,388	2,085,424
Transcontinental Inc., Class A	19,864	393,108
Trisura Group Ltd.(b)	9,568	357,381
Turquoise Hill Resources Ltd.(b)	27,612	460,790
Westshore Terminals Investment Corp.(a)	11,388	196,616
Winpak Ltd.	8,892	290,579

		23,748,027
Denmark — 1.0%
Brodrene Hartmann A/S(b)	520	41,958
cBrain AS	2,444	129,390
Chemometec A/S	4,264	682,623
D/S Norden A/S	7,280	207,917
Matas A/S	10,764	191,902
NNIT A/S(c)	3,588	77,241
Per Aarsleff Holding A/S	4,888	210,663
Scandinavian Tobacco Group A/S, Class A(c)	17,888	366,458

		1,908,152
Finland — 1.0%
F-Secure OYJ	21,424	105,084
Harvia OYJ	3,796	276,484
Musti Group OYJ	9,048	373,470
Oriola OYJ, Class B	28,444	65,594
Rovio Entertainment OYJ(c)	10,192	86,324
Talenom OYJ	7,332	141,596
Tokmanni Group Corp.	12,688	366,334
Uponor OYJ	14,560	464,334

		1,879,220
France — 3.8%
ABC arbitrage	9,100	77,291
AKWEL	2,288	65,954
Albioma SA	6,968	278,435
APERAM SA	13,052	817,983
Aubay	1,976	113,920
Boiron SA	1,248	64,769
Bonduelle SCA	3,380	84,601

Security	Shares	Value
France (continued)
Derichebourg SA(b)	26,416	$279,031
Eutelsat Communications SA	46,332	504,141
Fnac Darty SA	4,680	324,849
Groupe Guillin	2,184	61,660
Guerbet	1,612	60,140
IPSOS	10,608	492,829
LNA Sante SA	1,352	85,162
Maisons du Monde SA(c)	8,840	202,270
Manitou BF SA	2,860	93,977
Mercialys SA	18,824	228,023
Mersen SA	4,784	190,032
Metropole Television SA	6,864	137,444
Nexans SA	6,552	627,114
Pharmagest Interactive	1,040	116,938
Quadient SA	9,516	279,274
Societe BIC SA	6,864	465,350
Sopra Steria Group SACA	4,212	837,256
Television Francaise 1	11,648	111,218
Trigano SA	2,392	517,391
Vicat SA	5,356	269,997
Vilmorin & Cie SA	1,352	90,751

		7,477,800
Germany — 3.8%
Adesso SE	780	143,239
ADVA Optical Networking SE(b)	12,012	178,689
Basler AG	1,040	136,200
Bertrandt AG	1,508	89,193
Cewe Stiftung & Co. KGaA	1,560	233,909
CropEnergies AG	6,968	82,050
Deutsche Beteiligungs AG	3,172	140,219
Draegerwerk AG & Co. KGaA	832	74,189
Eckert & Ziegler Strahlen- und Medizintechnik AG	4,056	557,885
Elmos Semiconductor SE	2,600	117,202
ElringKlinger AG(a)(b)	7,904	128,978
flatexDEGIRO AG(b)	2,236	270,200
Freenet AG	34,892	834,522
Global Fashion Group SA(b)	20,540	279,415
Home24 SE(b)	7,280	129,711
Hornbach Baumarkt AG	2,184	88,086
Hornbach Holding AG & Co. KGaA	2,652	297,979
JOST Werke AG(c)	3,900	238,258
Kloeckner & Co. SE(b)	20,384	310,094
LPKF Laser & Electronics AG(a)	6,708	172,436
MBB SE	572	98,038
Media and Games Invest SE(b)	18,876	125,858
Nagarro SE(b)	2,340	356,693
SAF-Holland SE(b)	12,168	169,459
Software AG	13,988	675,983
Steico SE	1,508	208,057
Stratec SE	2,132	330,804
Takkt AG	8,996	147,868
VERBIO Vereinigte BioEnergie AG	6,084	329,571
Washtec AG	2,912	198,948
Westwing Group AG(b)	3,120	148,044
Wuestenrot & Wuerttembergische AG	6,500	142,184

		7,433,961
Hong Kong — 4.2%
BOCOM International Holdings Co. Ltd.	208,000	46,538
Cafe de Coral Holdings Ltd.	104,000	202,471

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares		Value
Hong Kong (continued)
Champion REIT	572,000		$324,918
Chow Sang Sang Holdings International Ltd.	104,000		174,024
CITIC Telecom International Holdings Ltd.	468,000		151,831
Cowell e Holdings Inc.	104,000		58,044
Crystal International Group Ltd.(c)	156,000		62,696
Dah Sing Banking Group Ltd.	104,000		107,063
Dah Sing Financial Holdings Ltd.	41,600		131,135
EC Healthcare	104,000		161,397
Far East Consortium International Ltd.	260,000		103,048
First Pacific Co. Ltd.	624,000		207,969
Haitong International Securities Group Ltd.	676,000		174,217
Hong Kong Technology Venture Co. Ltd.(a)(b)	156,000		218,897
Hutchison Telecommunications Hong Kong Holdings Ltd.	416,000		80,925
Hysan Development Co. Ltd.	171,000		673,337
IGG Inc.	208,000		236,450
K Wah International Holdings Ltd.	312,000		141,027
Kerry Properties Ltd.	156,000		460,702
Luk Fook Holdings International Ltd.	104,000		332,869
Man Wah Holdings Ltd.	478,400		959,907
MECOM Power and Construction Ltd.	154,000		77,456
Pacific Textiles Holdings Ltd.	260,000		140,854
Perfect Medical Health Management Ltd.	98,000		101,621
Prosperity REIT	364,000		141,147
SITC International Holdings Co. Ltd.	364,000		1,501,635
SmarTone Telecommunications Holdings Ltd.	78,000		43,716
Stella International Holdings Ltd.(b)	130,000		165,947
Sun Hung Kai & Co. Ltd.	104,000		53,531
Texhong Textile Group Ltd.	78,000		114,045
United Laboratories International Holdings Ltd. (The)	312,000		219,126
VSTECS Holdings Ltd.	208,000		166,114
VTech Holdings Ltd.	41,600		412,539

			8,147,196
Ireland — 0.4%
Hibernia REIT PLC	188,084		291,394
Origin Enterprises PLC	31,824		129,864
Uniphar PLC(b)	62,712		279,714

			700,972
Israel — 1.0%
Altshuler Shaham Provident Funds & Pension Ltd.	15,704		89,143
Danel Adir Yeoshua Ltd.	1,404		299,480
Delek Automotive Systems Ltd.	13,884		175,177
Electra Consumer Products 1970 Ltd.	3,068		160,659
Equital Ltd.(b)	1		20
Fox Wizel Ltd.	2,028		239,094
IDI Insurance Co. Ltd.(a)	2,080		70,754
Magic Software Enterprises Ltd.(a)	7,124		124,676
Malam - Team Ltd.	1,976		65,834
Mehadrin Ltd.(b)	0	(d)	14
Menora Mivtachim Holdings Ltd.(a)	6,812		134,536
Naphtha Israel Petroleum Corp. Ltd.(a)(b)	9,620		44,284
One Software Technologies Ltd.	10,400		158,805
Prashkovsky Investments and Construction Ltd.	1,872		54,066
Summit Real Estate Holdings Ltd.(b)	10,504		159,263
Tadiran Group Ltd.	832		97,647

			1,873,452
Italy — 1.8%
Ascopiave SpA	23,296		96,865
Biesse SpA(b)	3,848		146,355
Danieli & C Officine Meccaniche SpA(a)	2,652		78,601

Security	Shares	Value
Italy (continued)
El.En. SpA	3,068	$176,020
Enav SpA(b)(c)	73,476	339,684
Esprinet SpA	8,320	153,455
Gruppo MutuiOnline SpA	7,020	414,292
Iren SpA	177,060	538,867
Italmobiliare SpA	3,328	127,009
La Doria SpA	3,068	65,873
Mediaset SpA	79,352	242,836
RAI Way SpA(c)	26,000	153,596
Sesa SpA(b)	2,132	379,587
Unipol Gruppo SpA	115,284	612,669

		3,525,709
Japan — 23.3%
Adastria Co. Ltd.	5,200	89,694
Aichi Corp.	5,200	37,445
Aichi Steel Corp.	2,800	74,265
Aida Engineering Ltd.	10,400	96,172
Alpha Systems Inc.	1,500	54,952
Altech Corp.	5,200	96,498
Anest Iwata Corp.	10,400	100,299
Arata Corp.	3,400	132,695
Arcland Sakamoto Co. Ltd.	5,200	71,727
Arcs Co. Ltd.	10,400	211,817
Argo Graphics Inc.	5,200	163,434
Axial Retailing Inc.	5,200	180,425
Belc Co. Ltd.	2,700	132,395
Belluna Co. Ltd.	15,600	132,498
BML Inc.	5,200	179,596
Broadleaf Co. Ltd.	26,000	119,844
Bunka Shutter Co. Ltd.	15,600	167,872
C.I. Takiron Corp.	10,400	56,933
Canon Electronics Inc.	5,200	76,037
Cawachi Ltd.	3,300	66,718
CellSource Co. Ltd.(b)	500	65,517
Central Glass Co. Ltd.	10,400	210,256
Chubu Shiryo Co. Ltd.	5,200	54,325
Computer Engineering & Consulting Ltd.	5,200	75,894
CONEXIO Corp.	5,200	75,928
Dai-Dan Co. Ltd.	3,700	89,073
Daihen Corp.	5,200	233,209
Daiho Corp.	3,000	116,423
Daiichi Jitsugyo Co. Ltd.	1,500	63,782
Daiken Corp.	2,900	58,726
Daikokutenbussan Co. Ltd.	1,300	74,999
Daikyonishikawa Corp.	10,400	67,055
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	3,400	71,724
Daito Pharmaceutical Co. Ltd.	3,000	91,052
Daiwa Industries Ltd.	7,800	81,389
Daiwabo Holdings Co. Ltd.	26,000	524,841
DCM Holdings Co. Ltd.	31,200	307,499
Denyo Co. Ltd.	5,200	94,803
Dexerials Corp.	15,600	359,675
Direct Marketing MiX Inc.	2,200	75,420
Doshisha Co. Ltd.	5,200	81,870
Doutor Nichires Holdings Co. Ltd.	5,200	79,253
DTS Corp.	10,400	251,029
Duskin Co. Ltd.	10,400	240,174
Eagle Industry Co. Ltd.	5,200	61,482
EDION Corp.	20,800	215,043
Eiken Chemical Co. Ltd.	8,400	175,115

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Eizo Corp.	4,000	$168,692
Elan Corp.	10,400	113,112
Electric Power Development Co. Ltd.	41,600	609,014
Elematec Corp.	5,200	54,215
EM Systems Co. Ltd.	10,400	77,739
Enplas Corp.	1,700	51,566
Espec Corp.	5,200	109,222
Exedy Corp.	5,200	78,746
FCC Co. Ltd.	10,400	149,096
Ferrotec Holdings Corp.	10,400	276,193
Fuji Co. Ltd./Ehime	5,200	92,489
Fujibo Holdings Inc.	2,600	94,719
Fujicco Co. Ltd.	5,200	91,198
Fujimori Kogyo Co. Ltd.	4,100	154,904
Fukuda Corp.	1,200	54,308
Fukui Computer Holdings Inc.	2,300	84,801
Furukawa Co. Ltd.	6,100	71,450
Futaba Industrial Co. Ltd.	15,600	81,068
G-7 Holdings Inc.	3,300	110,062
Geo Holdings Corp.	5,200	58,100
Glory Ltd.	13,200	283,631
GMO GlobalSign Holdings KK	1,200	46,347
Goldcrest Co. Ltd.	5,200	76,979
G-Tekt Corp.	5,200	73,803
GungHo Online Entertainment Inc.	12,380	229,369
Halows Co. Ltd.	2,100	54,344
Hamakyorex Co. Ltd.	5,200	150,338
Heiwado Co. Ltd.	8,400	160,023
Hibiya Engineering Ltd.	5,200	88,983
Hioki E.E. Corp.	2,400	167,395
Hitachi Zosen Corp.	41,600	300,561
Hogy Medical Co. Ltd.	5,200	163,527
Hokkaido Electric Power Co. Inc.	46,800	210,125
Hokuetsu Corp.	31,200	173,871
Hosiden Corp.	15,600	143,115
Hosokawa Micron Corp.	1,700	96,652
Ichikoh Industries Ltd.	5,200	34,907
Iino Kaiun Kaisha Ltd.	20,800	86,246
Inaba Denki Sangyo Co. Ltd.	12,900	314,803
Inabata & Co. Ltd.	10,400	161,843
Internet Initiative Japan Inc.	15,600	495,342
IR Japan Holdings Ltd.	2,300	284,616
Itochu Enex Co. Ltd.	15,600	143,073
Itochu-Shokuhin Co. Ltd.	900	42,419
JAFCO Group Co. Ltd.	8,400	479,848
Japan Aviation Electronics Industry Ltd.	12,500	199,035
Japan Medical Dynamic Marketing Inc.	5,200	115,057
Japan Pulp & Paper Co. Ltd.	2,400	80,615
Japan Wool Textile Co. Ltd. (The)	10,400	93,539
JDC Corp.	10,400	54,897
JM Holdings Co. Ltd.	2,800	53,538
J-Oil Mills Inc.	5,200	87,847
Joshin Denki Co. Ltd.	5,200	129,147
JSP Corp.	5,200	76,602
J-Stream Inc.	1,300	35,610
Kaga Electronics Co. Ltd.	5,200	135,691
Kaken Pharmaceutical Co. Ltd.	8,200	362,958
Kamei Corp.	5,200	54,213
Kanamoto Co. Ltd.	8,800	205,710
Kaneka Corp.	12,800	506,844

Security	Shares	Value
Japan (continued)
Kanematsu Corp.	20,800	$287,780
Kanematsu Electronics Ltd.	3,300	108,441
Kanto Denka Kogyo Co. Ltd.	10,400	99,997
Katakura Industries Co. Ltd.	5,200	72,810
KeePer Technical Laboratory Co. Ltd.	5,200	138,713
Keiyo Bank Ltd. (The)	26,000	99,312
KFC Holdings Japan Ltd.	5,200	135,167
Kissei Pharmaceutical Co. Ltd.	6,700	137,840
Kitz Corp.	15,600	112,963
Koa Corp.	10,400	159,930
Kohnan Shoji Co. Ltd.	6,500	264,052
Kojima Co. Ltd.	10,400	65,500
Komeri Co. Ltd.	8,200	198,874
Konica Minolta Inc.	124,800	641,778
Konishi Co. Ltd.	6,500	96,449
K’s Holdings Corp.	46,800	552,927
Kura Sushi Inc.	5,200	193,607
Kureha Corp.	4,200	276,088
Kyoei Steel Ltd.	5,200	67,382
Kyokuto Kaihatsu Kogyo Co. Ltd.	8,200	117,473
KYORIN Holdings Inc.	10,400	168,526
Life Corp.	5,200	181,654
Macnica Fuji Electronics Holdings Inc.	12,700	326,409
Marudai Food Co. Ltd.	5,200	82,165
Marusan Securities Co. Ltd.	15,600	84,569
Maruwa Co. Ltd./Aichi	2,300	225,282
Maruzen Showa Unyu Co. Ltd.	3,600	113,780
Marvelous Inc.	5,200	34,987
Matsuda Sangyo Co. Ltd.	3,500	69,366
Max Co. Ltd.	6,500	112,173
Maxvalu Tokai Co. Ltd.	3,000	68,690
MCJ Co. Ltd.	15,600	176,374
Medical Data Vision Co. Ltd.	5,200	95,230
MedPeer Inc.(b)	3,300	121,138
Megachips Corp.	5,200	153,865
Megmilk Snow Brand Co. Ltd.	12,200	229,293
Meidensha Corp.	10,400	225,933
Meisei Industrial Co. Ltd.	10,400	70,669
Menicon Co. Ltd.	7,800	570,140
Micronics Japan Co. Ltd.	5,200	66,338
Mimasu Semiconductor Industry Co. Ltd.	5,200	116,862
Mitsubishi Research Institute Inc.	2,000	72,836
Mitsuboshi Belting Ltd.	5,200	86,831
Mitsui DM Sugar Holdings Co. Ltd.	5,200	88,500
Mitsui High-Tec Inc.	5,200	304,595
Mitsui-Soko Holdings Co. Ltd.	5,200	121,144
Mitsuuroko Group Holdings Co. Ltd.	5,200	59,654
Mixi Inc.	10,400	261,961
Mizuno Corp.	5,200	119,215
Mochida Pharmaceutical Co. Ltd.	6,400	210,249
Monogatari Corp. (The)	2,600	161,555
MTI Ltd.	5,200	34,726
Musashino Bank Ltd. (The)	5,200	77,986
Nafco Co. Ltd.	5,200	88,938
Nagaileben Co. Ltd.	5,200	122,660
Nagase & Co. Ltd.	26,000	397,917
Nichiden Corp.	5,200	105,582
Nichiha Corp.	6,500	170,755
Nichireki Co. Ltd.	5,200	64,124
Nippn Corp., New	11,800	169,646

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Nippo Corp.	15,600	$433,352
Nippon Electric Glass Co. Ltd.	20,800	472,302
Nippon Gas Co. Ltd.	31,200	492,805
Nippon Koei Co. Ltd.	3,500	95,761
Nippon Light Metal Holdings Co. Ltd.	15,600	274,611
Nippon Road Co. Ltd. (The)	1,500	111,298
Nippon Seiki Co. Ltd.	10,400	120,624
Nippon Signal Company Ltd.	10,400	87,021
Nippon Soda Co. Ltd.	5,200	166,910
Nishimatsuya Chain Co. Ltd.	10,400	127,061
Nishio Rent All Co. Ltd.	5,200	142,290
Nissha Co. Ltd.	10,400	146,427
Nisshin Oillio Group Ltd. (The)	6,500	178,994
Nissin Electric Co. Ltd.	10,400	121,247
Nitta Corp.	5,200	125,298
Nittetsu Mining Co. Ltd.	1,200	65,957
Nitto Kogyo Corp.	6,600	108,914
Nitto Kohki Co. Ltd.	5,200	88,102
Nojima Corp.	8,400	218,335
Noritake Co. Ltd./Nagoya Japan	2,500	96,504
Noritz Corp.	5,200	88,482
NS United Kaiun Kaisha Ltd.	2,400	60,458
Obara Group Inc.	3,000	107,367
Ohsho Food Service Corp.	3,600	192,909
Oiles Corp.	5,200	76,881
Okamura Corp.	15,600	220,952
Okasan Securities Group Inc.	36,400	132,623
Oki Electric Industry Co. Ltd.	20,800	194,339
Okinawa Cellular Telephone Co.	2,900	137,951
Okinawa Electric Power Co. Inc. (The)	10,436	133,368
Okuwa Co. Ltd.	5,200	51,773
Organo Corp.	1,700	97,613
Osaka Organic Chemical Industry Ltd.	3,900	133,721
Osaka Soda Co. Ltd.	3,000	66,143
Pacific Industrial Co. Ltd.	10,400	126,586
Pack Corp. (The)	3,600	93,273
PAL GROUP Holdings Co. Ltd.	5,200	83,090
Paramount Bed Holdings Co. Ltd.	10,400	185,891
Pharma Foods International Co. Ltd.(a)	5,200	138,145
PR Times Inc.(a)(b)	1,200	34,743
Prima Meat Packers Ltd.	6,700	181,669
Proto Corp.	5,200	65,946
Raito Kogyo Co. Ltd.	10,400	186,221
Raiznext Corp.	10,400	108,717
Relia Inc.	10,400	127,434
Riken Keiki Co. Ltd.	3,800	89,561
Riso Kagaku Corp.	5,200	85,923
Rock Field Co. Ltd.	5,200	69,264
Ryobi Ltd.	5,200	68,426
Ryosan Co. Ltd.	5,200	109,848
S.T. Corp.	5,200	82,315
Sakata INX Corp.	10,400	101,925
San-Ai Oil Co. Ltd.	15,600	194,510
Sanshin Electronics Co. Ltd.(a)	1,900	36,816
Sanyo Chemical Industries Ltd.	3,200	173,013
SB Technology Corp.	2,300	63,093
Seiren Co. Ltd.	10,400	211,512
Sekisui Jushi Corp.	6,500	129,417
Shibaura Machine Co. Ltd.	5,200	123,578
Shikoku Chemicals Corp.	10,400	123,184

Security	Shares	Value
Japan (continued)
Shimamura Co. Ltd.	6,000	$579,994
Shin Nippon Air Technologies Co. Ltd.	2,900	59,492
Shin-Etsu Polymer Co. Ltd.	10,400	97,055
Shinko Electric Industries Co. Ltd.	18,500	628,830
Shinnihon Corp.	5,200	40,823
Shizuoka Gas Co. Ltd.	10,400	108,723
Shoei Co. Ltd.	6,200	259,749
Showa Sangyo Co. Ltd.	5,200	142,081
Sinfonia Technology Co. Ltd.	5,200	60,179
Sinko Industries Ltd.	5,200	100,022
SKY Perfect JSAT Holdings Inc.	36,400	137,710
Snow Peak Inc.	3,500	130,192
Software Service Inc.	600	53,926
Starts Corp. Inc.	8,500	222,478
Starzen Co. Ltd.	5,200	103,171
Sumitomo Densetsu Co. Ltd.	5,200	102,392
Sumitomo Mitsui Construction Co. Ltd.	36,440	160,936
Sumitomo Osaka Cement Co. Ltd.	10,400	297,402
Sumitomo Rubber Industries Ltd.	46,800	629,887
Sumitomo Seika Chemicals Co. Ltd.	2,000	67,681
Sun Frontier Fudousan Co. Ltd.	5,200	49,068
Taihei Dengyo Kaisha Ltd.	2,400	58,095
Taiko Pharmaceutical Co. Ltd.(a)	10,400	93,126
Takamatsu Construction Group Co. Ltd.	5,200	95,901
Takara Leben Co. Ltd.	20,800	65,072
Takara Standard Co. Ltd.	5,200	75,734
Takasago International Corp.	3,600	89,484
Tama Home Co. Ltd.	5,200	121,094
Tamron Co. Ltd.	5,200	124,907
Tamura Corp.(a)	20,800	164,006
Tatsuta Electric Wire and Cable Co. Ltd.	10,400	51,128
Tenma Corp.	5,200	122,018
T-Gaia Corp.	5,200	93,773
TKC Corp.	8,100	240,455
Toa Corp./Tokyo	5,200	117,280
TOC Co. Ltd.	10,400	61,047
Tocalo Co. Ltd.	15,600	196,016
Toenec Corp.	1,700	57,954
Toho Holdings Co. Ltd.	15,600	262,017
Tokai Corp./Gifu	5,200	114,696
Tokai Rika Co. Ltd.	15,600	243,116
Token Corp.	1,700	153,468
Tokushu Tokai Paper Co. Ltd.	2,000	80,772
Tokuyama Corp.	15,600	330,355
Tokyo Steel Manufacturing Co. Ltd.	26,000	261,172
Tonami Holdings Co. Ltd.	1,400	62,743
Topre Corp.	10,400	150,344
Towa Pharmaceutical Co. Ltd.	6,700	171,133
Toyo Construction Co. Ltd.	20,800	111,382
Toyo Tanso Co. Ltd.	3,500	91,924
TPR Co. Ltd.	5,200	72,845
TS Tech Co. Ltd.	26,000	386,810
Tsubakimoto Chain Co.	6,500	197,946
Tsurumi Manufacturing Co. Ltd.	5,200	84,630
TV Asahi Holdings Corp.	5,200	80,824
Ube Industries Ltd.	27,300	548,307
Uchida Yoko Co. Ltd.	1,800	82,931
Union Tool Co.	1,900	70,151
United Super Markets Holdings Inc.	15,600	152,608
Valor Holdings Co. Ltd.	10,400	220,862

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
ValueCommerce Co. Ltd.	5,200	$180,455
V-Cube Inc.	5,200	111,353
Wacom Co. Ltd.	41,600	241,044
Wakita & Co. Ltd.	10,400	97,312
Weathernews Inc.	1,300	64,348
World Holdings Co. Ltd.	2,000	58,143
Wowow Inc.	1,000	21,725
Xebio Holdings Co. Ltd.	5,200	47,678
YAMABIKO Corp.	10,400	119,065
Yamazen Corp.	15,600	147,218
Yellow Hat Ltd.	10,400	200,454
Yodogawa Steel Works Ltd.	5,200	112,194
Yokowo Co. Ltd.	5,200	126,729
Yondoshi Holdings Inc.	5,200	85,956
Yuasa Trading Co. Ltd.	5,200	148,603
Yurtec Corp.	10,400	68,198
Zeria Pharmaceutical Co. Ltd.	5,200	98,528
Zuken Inc.	3,900	122,884

		45,414,726
Netherlands — 5.3%
Aalberts NV	12,480	760,819
Accell Group NV(b)	6,916	342,521
Arcadis NV	19,656	870,476
ASR Nederland NV	38,116	1,566,438
BE Semiconductor Industries NV	18,148	1,592,642
Brunel International NV	5,616	74,372
Cementir Holding NV	13,000	146,452
Corbion NV	16,068	879,635
Eurocommercial Properties NV	11,580	290,489
Flow Traders(c)	8,944	363,704
ForFarmers NV	9,204	52,244
NSI NV	5,304	220,530
Pharming Group NV(a)(b)	174,980	199,236
PostNL NV	127,244	688,592
SIF Holding NV	3,744	62,664
Signify NV(c)	35,048	1,963,345
Vastned Retail NV	3,224	96,357
Wereldhave NV	9,620	158,800

		10,329,316
Norway — 1.1%
Borregaard ASA	25,636	667,396
BW LPG Ltd.(c)	21,632	124,940
Crayon Group Holding ASA(b)(c)	11,076	191,825
Entra ASA(c)	14,572	355,280
Europris ASA(c)	42,536	286,213
Fjordkraft Holding ASA(c)	25,064	142,626
Protector Forsikring ASA	16,016	164,457
Selvaag Bolig ASA	12,428	82,293
Stolt-Nielsen Ltd.	7,124	97,247
Volue ASA(b)	13,156	68,574

		2,180,851
Singapore — 1.0%
AEM Holdings Ltd.	67,600	195,021
AIMS APAC REIT(a)	145,600	169,783
Haw Par Corp. Ltd.	31,200	308,192
Hutchison Port Holdings Trust, Class U	1,414,400	331,913
iFAST Corp. Ltd.	36,400	215,091
Japfa Ltd.	114,400	64,603
Medtecs International Corp. Ltd.	109,200	64,955

Security	Shares	Value
Singapore (continued)
Riverstone Holdings Ltd./Singapore	156,000	$139,557
Sasseur Real Estate Investment Trust(a)	130,000	91,147
Sheng Siong Group Ltd.	187,200	216,985
Yanlord Land Group Ltd.	161,200	133,174

		1,930,421
Spain — 1.1%
Atresmedia Corp. de Medios de Comunicacion SA(b)	25,636	106,012
Euskaltel SA(c)	16,744	217,694
Faes Farma SA	82,888	323,492
Global Dominion Access SA(c)	23,504	125,536
Grupo Empresarial San Jose SA	6,656	38,491
Laboratorios Farmaceuticos Rovi SA	5,304	374,366
Lar Espana Real Estate Socimi SA	17,004	107,108
Mediaset Espana Comunicacion SA(b)	45,136	268,516
Miquel y Costas & Miquel SA	4,368	84,874
Neinor Homes SA(c)	13,832	201,314
Pharma Mar SA	4,056	346,812

		2,194,215
Sweden — 5.3%
AcadeMedia AB(c)	23,140	224,041
Arjo AB, Class B	57,980	732,391
Bactiguard Holding AB(b)	4,784	106,368
Betsson AB, Class B	30,680	246,983
Bilia AB, Class A	19,726	423,258
Biotage AB	17,160	491,174
BoneSupport Holding AB(b)(c)	12,896	122,542
Bure Equity AB	15,132	816,396
Clas Ohlson AB, Class B(b)	10,296	105,611
Creades AB, Class A	11,440	150,241
GARO AB	7,748	112,506
Getinge AB, Class B	45,500	1,977,295
Hexatronic Group AB	7,644	155,463
INVISIO AB	10,920	226,305
Inwido AB	14,456	267,897
Kambi Group PLC(b)	6,760	290,806
Kindred Group PLC	63,232	1,035,015
KNOW IT AB	5,512	193,372
LeoVegas AB(c)	20,904	89,994
Lime Technologies AB	2,756	127,750
Lindab International AB	21,632	631,334
Mekonomen AB(b)	11,128	178,004
New Wave Group AB, Class B(b)	10,660	170,804
Nobia AB	32,604	267,246
Ratos AB, Class B	57,772	409,510
Scandi Standard AB	11,752	78,096
Sdiptech AB, Class B(b)	5,980	284,468
Svolder AB, Class B	5,720	213,353
SwedenCare AB	17,234	273,177

		10,401,400
Switzerland — 7.6%
ALSO Holding AG, Registered	1,716	527,975
APG SGA SA(b)	364	89,408
Ascom Holding AG, Registered(b)	8,372	143,579
Autoneum Holding AG(b)	780	149,773
Bachem Holding AG, Class B, Registered	1,456	964,022
Belimo Holding AG, Registered	2,340	1,208,543
BKW AG	5,876	647,291
Bucher Industries AG, Registered	1,820	1,012,864
Burkhalter Holding AG	1,248	88,036

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Switzerland (continued)
Coltene Holding AG, Registered	832	$111,100
Comet Holding AG, Registered	1,872	612,975
Galenica AG(c)	13,676	1,038,186
Gurit Holding AG, Bearer	88	199,150
Huber + Suhner AG, Registered	3,900	331,687
Inficon Holding AG, Registered	468	563,823
Interroll Holding AG, Registered	175	799,801
Intershop Holding AG	312	215,267
Kardex Holding AG, Registered	1,716	461,532
LEM Holding SA, Registered	126	315,052
Medartis Holding AG(b)(c)	1,092	130,676
Metall Zug AG, Class B, Registered	52	126,290
Sensirion Holding AG(a)(b)(c)	2,548	248,313
SFS Group AG	4,628	690,228
Siegfried Holding AG, Registered	1,092	1,104,975
Swissquote Group Holding SA, Registered	2,496	396,336
Tecan Group AG, Registered	3,276	1,889,168
TX Group AG(b)	780	77,927
Vetropack Holding AG, Registered	3,588	237,134
V-ZUG Holding AG(b)	624	95,249
Zehnder Group AG, Registered	2,652	281,707

		14,758,067

United Kingdom — 15.1%
888 Holdings PLC	101,452	523,912
Advanced Medical Solutions Group PLC	54,236	211,840
AG Barr PLC(b)	23,920	191,181
Aggreko PLC	69,524	839,788
AJ Bell PLC	83,876	490,368
Alliance Pharma PLC	134,160	193,942
Bakkavor Group PLC(c)	41,912	73,754
Bodycote PLC	51,844	650,162
Brewin Dolphin Holdings PLC	84,292	420,141
Centamin PLC	317,356	472,348
Central Asia Metals PLC	45,604	155,304
Civitas Social Housing PLC	165,256	271,750
Clipper Logistics PLC	20,644	242,187
CMC Markets PLC(c)	35,568	222,478
Craneware PLC	5,616	172,908
CVS Group PLC(b)	18,616	621,653
Dialog Semiconductor PLC(b)	18,980	1,459,874
dotdigital group PLC	70,928	244,503
Dunelm Group PLC	29,536	544,211
EMIS Group PLC	15,808	283,453
Empiric Student Property PLC(b)	4,940	6,647
Equiniti Group PLC(b)(c)	100,724	250,611
Ergomed PLC(b)	10,088	172,475
Ferrexpo PLC	81,120	542,216
Frontier Developments PLC(b)	6,032	222,608
Games Workshop Group PLC	8,892	1,405,319
Gamesys Group PLC	20,956	536,579
Halfords Group PLC(b)	54,860	271,317
Helical PLC	30,264	191,103
Hochschild Mining PLC	74,568	159,755
Ideagen PLC	54,912	227,457
IG Group Holdings PLC	100,776	1,248,478
iomart Group PLC	27,144	98,098
Judges Scientific PLC	1,456	133,780
Jupiter Fund Management PLC	122,096	458,867
Just Group PLC(b)	286,728	397,409
Kainos Group PLC	21,944	526,773

Security	Shares	Value
United Kingdom (continued)
Keller Group PLC	20,072	$245,800
Luceco PLC(c)	20,748	111,898
LXI REIT PLC	156,988	314,263
Man Group PLC	393,536	1,082,817
Moneysupermarket.com Group PLC	147,004	518,825
Moonpig Group PLC(b)	42,744	221,496
Morgan Sindall Group PLC	10,868	353,493
Naked Wines PLC(b)	15,548	189,967
NCC Group PLC	78,156	341,663
Numis Corp. PLC	18,876	93,931
Pagegroup PLC(b)	88,868	759,689
Patisserie Holdings PLC(e)	3,062	0	(f)
Pets at Home Group PLC	136,708	888,168
Picton Property Income Ltd. (The)	152,152	194,784
Plus500 Ltd.	25,324	492,838
Polar Capital Holdings PLC	18,824	230,255
Premier Foods PLC	164,840	255,248
PZ Cussons PLC	59,800	209,052
Reach PLC	80,704	431,327
Redde Northgate PLC	63,024	370,514
Royal Mail PLC	218,036	1,527,641
S4 Capital PLC(b)	74,204	715,817
Sabre Insurance Group PLC(c)	69,472	223,884
Safestore Holdings PLC	56,940	835,789
Savills PLC	38,480	614,574
Smart Metering Systems PLC	27,144	340,704
Spirent Communications PLC	164,892	584,918
SThree PLC	33,592	233,759
Strix Group PLC	56,160	265,803
Sumo Group PLC(b)	30,628	206,053
Telecom Plus PLC	16,744	238,793
TORM PLC, Class A	6,240	53,529
Vectura Group PLC	165,776	349,791
Volex PLC	30,940	150,738
Warehouse REIT PLC	106,184	227,888
Watkin Jones PLC	46,332	150,056
Wickes Group PLC(b)	67,496	234,924

		29,395,938

Total Common Stocks — 99.4% (Cost: $152,603,940)		193,595,730

Preferred Stocks

Germany — 0.2%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	2,340	215,126
STO SE & Co. KGaA, Preference Shares, NVS	676	171,608

		386,734

Italy — 0.1%
Danieli & C Officine Meccaniche SpA, Preference Shares	10,348	190,022

Total Preferred Stocks — 0.3% (Cost: $355,844)		576,756

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(g)(h)(i)	2,330,604	2,331,769

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(g)(h)	80,000	$80,000

		2,411,769

Total Short-Term Investments — 1.2% (Cost: $2,411,180)		2,411,769

Total Investments in Securities — 100.9% (Cost: $155,370,964)		196,584,255

Other Assets, Less Liabilities — (0.9)%		(1,765,150)

Net Assets — 100.0%		$194,819,105

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rounds to less than 1.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Rounds to less than $1.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,478,797	$853,923	(a)	$—	$(330)	$(621)	$2,331,769	2,330,604	$39,591	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares.	40,000	40,000	(a)	—	—	—	80,000	80,000	29		—

					$(330)	$(621)	$2,411,769		$39,620		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	8	09/17/21	$388	$2,007
FTSE 100 Index	2	09/17/21	194	(2,634)

				$(627)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,007

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI Intl Small-Cap Multifactor ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$2,634

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$151,879

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$18,358

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$665,585

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total
Investments
Assets
Common Stocks	$58,082,652	$135,513,078	$0	(a)	$193,595,730
Preferred Stocks	576,756	—	—		576,756
Money Market Funds	2,411,769	—	—		2,411,769

	$61,071,177	$135,513,078	$0	(a)	$196,584,255

Derivative financial instruments(b)
Assets
Futures Contracts	$—	$2,007	$—		$2,007
Liabilities
Futures Contracts	—	(2,634)	—		(2,634)

	$—	$(627)	$—		$(627)

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments July 31, 2021	iShares® MSCI USA Mid-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.2%
Huntington Ingalls Industries Inc.	223	$45,744
Textron Inc.	1,101	75,980

		121,724
Air Freight & Logistics — 2.6%
CH Robinson Worldwide Inc.	673	60,011
Expeditors International of Washington Inc.	663	85,030

		145,041
Auto Components — 1.9%
Autoliv Inc.	258	26,027
BorgWarner Inc.	883	43,249
Lear Corp.	205	35,871

		105,147
Beverages — 0.4%
Boston Beer Co. Inc. (The), Class A, NVS(a)	30	21,300

Biotechnology — 1.4%
Horizon Therapeutics PLC(a)	813	81,316

Building Products — 2.2%
A O Smith Corp.	743	52,255
Fortune Brands Home & Security Inc.	159	15,498
Owens Corning	573	55,100

		122,853
Capital Markets — 2.2%
Franklin Resources Inc.	1,634	48,285
Invesco Ltd.	1,371	33,425
SEI Investments Co.	680	41,344

		123,054
Chemicals — 2.9%
Celanese Corp., Class A	470	73,212
Eastman Chemical Co.	426	48,019
Mosaic Co. (The)	1,279	39,943

		161,174
Communications Equipment — 2.1%
F5 Networks Inc.(a)	334	68,974
Juniper Networks Inc.	1,804	50,765

		119,739
Consumer Finance — 1.3%
Ally Financial Inc.	1,483	76,167

Containers & Packaging — 1.2%
Packaging Corp. of America	473	66,930

Distributors — 1.5%
LKQ Corp.(a)	25	1,269
Pool Corp.	177	84,574

		85,843
Diversified Financial Services — 0.8%
Equitable Holdings Inc.	1,448	44,700

Electric Utilities — 1.9%
NRG Energy Inc.	1,333	54,973
Pinnacle West Capital Corp.	618	51,634

		106,607
Electronic Equipment, Instruments & Components — 5.2%
Arrow Electronics Inc.(a)	384	45,531
Cognex Corp.	876	79,199
Keysight Technologies Inc.(a)	605	99,553

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Corp., Class A(a)	123	$67,955

		292,238
Equity Real Estate Investment Trusts (REITs) — 0.8%
Omega Healthcare Investors Inc.	1,258	45,640

Food Products — 1.3%
JM Smucker Co. (The)	557	73,028

Gas Utilities — 0.8%
UGI Corp.	1,000	45,990

Health Care Equipment & Supplies — 2.5%
Cooper Companies Inc. (The)	184	77,606
West Pharmaceutical Services Inc.	151	62,171

		139,777
Health Care Providers & Services — 5.9%
DaVita Inc.(a)	392	47,138
Henry Schein Inc.(a)	774	62,036
Molina Healthcare Inc.(a)	274	74,805
Quest Diagnostics Inc.	586	83,095
Universal Health Services Inc., Class B	421	67,532

		334,606
Household Durables — 8.4%
DR Horton Inc.	976	93,140
Lennar Corp., Class A	885	93,058
Mohawk Industries Inc.(a)	324	63,148
NVR Inc.(a)	16	83,561
PulteGroup Inc.	1,300	71,331
Whirlpool Corp.	308	68,234

		472,472
Insurance — 3.6%
Athene Holding Ltd., Class A(a)	285	18,417
Fidelity National Financial Inc.	1,426	63,614
Hartford Financial Services Group Inc. (The)	1,267	80,606
Lincoln National Corp.	639	39,375

		202,012
Interactive Media & Services — 0.5%
IAC/InterActiveCorp.(a)	218	29,929

IT Services — 5.3%
Akamai Technologies Inc.(a)	656	78,668
EPAM Systems Inc.(a)	189	105,802
Jack Henry & Associates Inc.	350	60,931
Western Union Co. (The)	2,251	52,246

		297,647
Life Sciences Tools & Services — 1.6%
Bio-Rad Laboratories Inc., Class A(a)	120	88,741

Machinery — 2.0%
Pentair PLC	900	66,303
Snap-on Inc.	205	44,686

		110,989
Media — 2.2%
Discovery Inc., Class A(a)	949	27,530
Discovery Inc., Class C, NVS(a)	1,672	45,328
News Corp., Class A, NVS	2,138	52,659

		125,517
Metals & Mining — 2.9%
Nucor Corp.	871	90,602

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Mid-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Steel Dynamics Inc.	1,134	$73,086

		163,688
Oil, Gas & Consumable Fuels — 2.8%
Devon Energy Corp.	2,831	73,153
Pioneer Natural Resources Co.	580	84,315

		157,468
Pharmaceuticals — 1.0%
Jazz Pharmaceuticals PLC(a)	330	55,942

Professional Services — 1.1%
Robert Half International Inc.	618	60,694

Real Estate Management & Development — 1.8%
CBRE Group Inc., Class A(a)	1,029	99,257

Road & Rail — 2.9%
AMERCO	57	33,514
Knight-Swift Transportation Holdings Inc.	874	43,429
Old Dominion Freight Line Inc.	322	86,666

		163,609
Semiconductors & Semiconductor Equipment — 9.4%
Maxim Integrated Products Inc.	892	89,120
Monolithic Power Systems Inc.	207	92,997
ON Semiconductor Corp.(a)	2,034	79,448
Qorvo Inc.(a)	461	87,401
Skyworks Solutions Inc.	528	97,421
Teradyne Inc.	665	84,455

		530,842

Security	Shares	Value

Software — 2.6%
Cadence Design Systems Inc.(a)	728	$107,489
Citrix Systems Inc.	360	36,270

		143,759
Specialty Retail — 4.4%
Best Buy Co. Inc.	735	82,577
L Brands Inc.	1,083	86,716
Tractor Supply Co.	437	79,066

		248,359
Technology Hardware, Storage & Peripherals — 3.6%
Hewlett Packard Enterprise Co.	3,587	52,011
NetApp Inc.	983	78,237
Seagate Technology Holdings PLC	793	69,705

		199,953
Trading Companies & Distributors — 2.7%
United Rentals Inc.(a)	238	78,433
WW Grainger Inc.	166	73,800

		152,233

Total Common Stocks — 99.9%
(Cost: $4,953,782)		5,615,985

Total Investments in Securities — 99.9%
(Cost: $4,953,782)		5,615,985

Other Assets, Less Liabilities — 0.1%		7,450

Net Assets — 100.0%		$ 5,623,435

(a)	Non-income producing security.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$15	(b)	$—	$(15)	$—	$—	—	$76	(c)	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Mid-Cap Multifactor ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,615,985	$—	$—	$5,615,985

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® MSCI USA Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
Huntington Ingalls Industries Inc.	11,364	$2,331,097
Textron Inc.	63,847	4,406,082

		6,737,179
Air Freight & Logistics — 0.9%
CH Robinson Worldwide Inc.	37,755	3,366,613
Expeditors International of Washington Inc	47,752	6,124,194

		9,490,807
Auto Components — 0.8%
Autoliv Inc.	23,447	2,365,333
BorgWarner Inc.	67,310	3,296,844
Lear Corp.	16,930	2,962,412

		8,624,589
Automobiles — 1.9%
General Motors Co.(a)	365,768	20,790,253

Beverages — 0.2%
Boston Beer Co. Inc. (The), Class A, NVS(a)	2,568	1,823,280

Biotechnology — 1.8%
Biogen Inc.(a)	42,977	14,041,875
Horizon Therapeutics PLC(a)	60,011	6,002,300

		20,044,175
Building Products — 3.7%
A O Smith Corp.	38,336	2,696,171
Carrier Global Corp.	230,891	12,756,728
Fortune Brands Home & Security Inc.	38,806	3,782,421
Johnson Controls International PLC	203,185	14,511,472
Masco Corp.	72,449	4,325,930
Owens Corning	29,643	2,850,471

		40,923,193
Capital Markets — 3.5%
Franklin Resources Inc.	85,659	2,531,223
Invesco Ltd.	109,852	2,678,192
MarketAxess Holdings Inc.	10,727	5,097,149
Raymond James Financial Inc.	34,933	4,523,125
SEI Investments Co.	34,463	2,095,350
State Street Corp.	99,250	8,648,645
T Rowe Price Group Inc.	64,303	13,128,100

		38,701,784
Chemicals — 2.2%
Celanese Corp., Class A	32,182	5,012,990
CF Industries Holdings Inc.	59,929	2,831,645
Corteva Inc.	209,903	8,979,650
Eastman Chemical Co.	38,284	4,315,373
Mosaic Co. (The)	101,422	3,167,409

		24,307,067
Commercial Services & Supplies — 0.2%
Rollins Inc	62,560	2,397,925

Communications Equipment — 3.2%
Cisco Systems Inc.	518,779	28,724,793
F5 Networks Inc.(a)	17,419	3,597,198
Juniper Networks Inc.	92,587	2,605,398

		34,927,389
Consumer Finance — 0.5%
Ally Financial Inc.	105,446	5,415,707

Security	Shares	Value

Containers & Packaging — 1.1%
International Paper Co.	104,840	$6,055,558
Packaging Corp. of America	26,787	3,790,361
Sealed Air Corp.	43,677	2,478,670

		12,324,589
Distributors — 0.9%
LKQ Corp.(a)	81,241	4,122,981
Pool Corp.	11,364	5,429,946

		9,552,927
Diversified Telecommunication Services — 1.2%
Verizon Communications Inc.	235,169	13,117,727

Electric Utilities — 2.2%
Exelon Corp.	275,447	12,890,920
NRG Energy Inc.	68,975	2,844,529
Pinnacle West Capital Corp.	31,823	2,658,812
PPL Corp.	215,815	6,122,671

		24,516,932
Electrical Equipment — 1.1%
Eaton Corp. PLC	26,798	4,235,424
Generac Holdings Inc.(a)	17,620	7,389,123

		11,624,547
Electronic Equipment, Instruments & Components — 3.6%
Arrow Electronics Inc.(a)	21,073	2,498,626
Cognex Corp.	49,587	4,483,161
IPG Photonics Corp.(a)	10,458	2,281,517
Keysight Technologies Inc.(a)	52,514	8,641,179
TE Connectivity Ltd.	92,588	13,653,952
Zebra Technologies Corp., Class A(a)	15,080	8,331,398

		39,889,833
Entertainment — 3.2%
Activision Blizzard Inc.	218,510	18,271,806
Electronic Arts Inc.	81,155	11,683,074
Take-Two Interactive Software Inc.(a)	32,099	5,566,609

		35,521,489
Equity Real Estate Investment Trusts (REITs) — 2.1%
Omega Healthcare Investors Inc.	63,638	2,308,787
Public Storage	44,401	13,874,424
Weyerhaeuser Co.	210,930	7,114,669

		23,297,880
Food & Staples Retailing — 2.8%
Kroger Co. (The)	203,994	8,302,556
Walmart Inc.	160,113	22,824,108

		31,126,664
Food Products — 2.1%
Archer-Daniels-Midland Co.	157,595	9,411,574
Bunge Ltd.	39,475	3,064,444
JM Smucker Co. (The)	30,882	4,048,939
Tyson Foods Inc., Class A	83,118	5,939,612

		22,464,569
Gas Utilities — 0.6%
Atmos Energy Corp.	34,559	3,407,172
UGI Corp.	55,317	2,544,029

		5,951,201
Health Care Equipment & Supplies — 2.2%
ABIOMED Inc.(a)	12,650	4,138,321
Cooper Companies Inc. (The)	13,860	5,845,732
Hologic Inc.(a)	72,615	5,449,030

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
West Pharmaceutical Services Inc.	20,720	$8,531,045

		23,964,128
Health Care Providers & Services — 4.6%
Anthem Inc.	60,664	23,295,583
DaVita Inc.(a)	20,085	2,415,221
Henry Schein Inc.(a)	40,240	3,225,236
Laboratory Corp. of America Holdings(a)	27,531	8,153,306
Molina Healthcare Inc.(a)	16,347	4,462,895
Quest Diagnostics Inc.	37,623	5,334,941
Universal Health Services Inc., Class B	21,923	3,516,668

		50,403,850
Health Care Technology — 0.6%
Cerner Corp.	86,377	6,943,847

Household Durables — 4.0%
DR Horton Inc.	97,478	9,302,326
Garmin Ltd.	43,211	6,792,769
Lennar Corp., Class A	77,068	8,103,700
Mohawk Industries Inc.(a)	16,856	3,285,234
Newell Brands Inc.	107,956	2,671,911
NVR Inc.(a)	986	5,149,484
PulteGroup Inc.	74,912	4,110,421
Whirlpool Corp.	17,789	3,940,975

		43,356,820
Insurance — 2.3%
Allstate Corp. (The)	85,449	11,112,642
Erie Indemnity Co., Class A, NVS	7,179	1,327,325
Fidelity National Financial Inc.	77,783	3,469,900
Globe Life Inc.	24,297	2,262,294
Hartford Financial Services Group Inc. (The)	100,821	6,414,232
MetLife Inc.	173	9,982

		24,596,375
Interactive Media & Services — 0.3%
Facebook Inc., Class A(a)	774	275,776
IAC/InterActiveCorp.(a)	22,207	3,048,799

		3,324,575
Internet & Direct Marketing Retail — 2.9%
Amazon.com Inc.(a)	5,602	18,641,159
eBay Inc.	191,945	13,092,569

		31,733,728
IT Services — 2.9%
Akamai Technologies Inc.(a)	45,674	5,477,226
Cognizant Technology Solutions Corp., Class A	149,715	11,008,544
EPAM Systems Inc.(a)	15,669	8,771,506
Jack Henry & Associates Inc.	21,471	3,737,886
Western Union Co. (The)	116,064	2,693,846

		31,689,008
Life Sciences Tools & Services — 1.3%
Agilent Technologies Inc.	16,122	2,470,374
Bio-Rad Laboratories Inc., Class A(a)	6,302	4,660,392
Waters Corp.(a)	17,533	6,834,539

		13,965,305
Machinery — 1.5%
Cummins Inc.	41,437	9,617,528
Pentair PLC	46,907	3,455,638
Snap-on Inc.	15,310	3,337,274

		16,410,440

Security	Shares	Value

Media — 0.7%
Discovery Inc., Class A(a)	45,889	$1,331,240
Discovery Inc., Class C, NVS(a)	85,416	2,315,628
Fox Corp., Class B	43,409	1,442,915
News Corp., Class A, NVS	110,465	2,720,753

		7,810,536
Metals & Mining — 1.2%
Nucor Corp.	85,197	8,862,192
Steel Dynamics Inc.	59,256	3,819,049

		12,681,241
Multi-Utilities — 2.0%
Ameren Corp.	69,363	5,820,943
Consolidated Edison Inc.	96,573	7,124,190
Public Service Enterprise Group Inc.	141,936	8,832,677

		21,777,810
Multiline Retail — 2.7%
Target Corp.	114,883	29,990,207

Pharmaceuticals — 0.3%
Jazz Pharmaceuticals PLC(a)	17,139	2,905,403

Professional Services — 0.6%
Booz Allen Hamilton Holding Corp., Class A	38,603	3,312,524
Robert Half International Inc.	31,959	3,138,693

		6,451,217
Real Estate Management & Development — 0.8%
CBRE Group Inc., Class A(a)	94,683	9,133,122

Road & Rail — 1.8%
AMERCO	2,777	1,632,765
JB Hunt Transport Services Inc.	23,880	4,022,586
Kansas City Southern	15,426	4,131,083
Knight-Swift Transportation Holdings Inc.	44,457	2,209,068
Old Dominion Freight Line Inc.	28,037	7,546,159

		19,541,661
Semiconductors & Semiconductor Equipment — 8.3%
Intel Corp.	497,040	26,700,989
Maxim Integrated Products Inc.	75,611	7,554,295
Micron Technology Inc.(a)	294,775	22,868,645
Qorvo Inc.(a)	31,940	6,055,505
Skyworks Solutions Inc.	46,520	8,583,405
Teradyne Inc.	46,609	5,919,343
Texas Instruments Inc.	68,412	13,040,695

		90,722,877
Software — 8.3%
Bentley Systems Inc., Class B(b)	48,477	2,947,886
Cadence Design Systems Inc.(a)	78,709	11,621,384
Citrix Systems Inc.	34,641	3,490,081
Microsoft Corp.	115,787	32,988,874
Oracle Corp.	321,567	28,021,349
Synopsys Inc.(a)	42,585	12,264,054

		91,333,628
Specialty Retail — 1.7%
Advance Auto Parts Inc.	18,507	3,924,594
Best Buy Co. Inc.	65,736	7,385,440
L Brands Inc.	17,912	1,434,214
Tractor Supply Co.	32,786	5,931,971

		18,676,219
Technology Hardware, Storage & Peripherals — 6.4%
Apple Inc.	305,909	44,619,886

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise Co.	366,798	$5,318,571
HP Inc.	351,738	10,154,676
NetApp Inc.	62,954	5,010,509
Seagate Technology Holdings PLC	60,062	5,279,450

		70,383,092
Trading Companies & Distributors — 1.9%
Fastenal Co.	162,025	8,874,109
United Rentals Inc.(a)	20,368	6,712,274
WW Grainger Inc.	12,551	5,579,924

		21,166,307

Total Common Stocks — 99.7% (Cost: $841,705,219)		1,092,533,102

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	124,088	124,150

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	2,488,000	$2,488,000

		2,612,150

Total Short-Term Investments — 0.3% (Cost: $2,612,150)		2,612,150

Total Investments in Securities — 100.0% (Cost: $844,317,369)		1,095,145,252

Other Assets, Less Liabilities — 0.0%		331,079

Net Assets — 100.0%		$1,095,476,331

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,353,763	$—		$(1,228,625	)(a)	$718	$(1,706)	$124,150	124,088	$7,597	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	818,000	1,670,000	(a)	—		—	—	2,488,000	2,488,000	773		—

						$718	$(1,706)	$2,612,150		$8,370		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	9	09/17/21	$1,975	$60,925
S&P MidCap 400 E-Mini Index	3	09/17/21	810	(3,639)

				$57,286

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Multifactor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$60,925

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$3,639

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$634,519

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(9,101)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,920,395

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,092,533,102	$—	$—	$1,092,533,102
Money Market Funds	2,612,150	—	—	2,612,150

	$1,095,145,252	$—	$—	$1,095,145,252

Derivative financial instruments(a)
Assets
Futures Contracts	$60,925	$—	$—	$60,925
Liabilities
Futures Contracts	(3,639)	—	—	(3,639)

	$57,286	$—	$—	$57,286

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® MSCI USA Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
National Presto Industries Inc.	5,303	$511,634
Vectrus Inc.(a)	11,704	530,074

		1,041,708
Air Freight & Logistics — 0.6%
Atlas Air Worldwide Holdings Inc.(a)	7,248	485,399
Echo Global Logistics Inc.(a)	26,652	824,346
Forward Air Corp.	27,700	2,449,788
Hub Group Inc., Class A(a)	33,789	2,239,535

		5,999,068
Auto Components — 0.5%
Gentherm Inc.(a)(b)	32,925	2,730,470
Standard Motor Products Inc.	20,262	846,141
XPEL Inc.(a)	16,686	1,545,124

		5,121,735
Banks — 1.1%
Altabancorp	12,325	497,807
Amalgamated Financial Corp.	14,072	216,146
Arrow Financial Corp.	15,626	563,317
Bancorp. Inc. (The)(a)	50,812	1,187,477
Bar Harbor Bankshares	15,020	430,173
Camden National Corp.	15,013	672,132
Capital City Bank Group Inc.	12,238	297,873
Community Trust Bancorp. Inc.	16,141	641,766
Customers Bancorp. Inc.(a)	29,497	1,068,381
First Community Bankshares Inc.	16,062	469,010
First Financial Corp./IN	11,605	464,780
First of Long Island Corp. (The)	24,059	518,472
Great Southern Bancorp. Inc	11,081	576,544
Hilltop Holdings Inc.	66,217	2,097,755
Independent Bank Corp./MI	20,907	439,674
Republic Bancorp. Inc./KY, Class A	10,340	504,178

		10,645,485
Beverages — 0.1%
National Beverage Corp.	23,487	1,065,840

Biotechnology — 3.7%
Anika Therapeutics Inc.(a)	14,312	574,341
Avid Bioservices Inc.(a)(b)	61,262	1,571,370
CareDx Inc.(a)	48,461	4,072,662
Catalyst Pharmaceuticals Inc.(a)(b)	99,333	580,105
Celldex Therapeutics Inc.(a)	39,847	1,743,306
Eagle Pharmaceuticals Inc./DE(a)	11,154	518,661
Emergent BioSolutions Inc.(a)	48,311	3,183,695
Intellia Therapeutics Inc.(a)	61,386	8,707,604
Myriad Genetics Inc.(a)(b)	75,746	2,395,846
Organogenesis Holdings Inc., Class A(a)	32,225	494,331
United Therapeutics Corp.(a)	44,863	8,161,926
Vanda Pharmaceuticals Inc.(a)(b)	55,275	901,535
Veracyte Inc.(a)	52,218	2,326,834
Vericel Corp.(a)	39,340	2,082,660

		37,314,876
Building Products — 1.6%
Apogee Enterprises Inc.	26,190	1,038,957
CSW Industrials Inc.	14,974	1,771,274
Insteel Industries Inc.	19,449	755,205
Masonite International Corp.(a)	23,379	2,645,568
Quanex Building Products Corp.	33,534	832,985

Security	Shares	Value

Building Products (continued)
Simpson Manufacturing Co. Inc.	40,767	$4,585,472
UFP Industries Inc.	61,623	4,576,124

		16,205,585
Capital Markets — 5.0%
Affiliated Managers Group Inc.	42,922	6,800,562
Artisan Partners Asset Management Inc., Class A	65,279	3,139,267
B. Riley Financial Inc.	14,869	1,004,550
BGC Partners Inc., Class A	292,779	1,566,368
BrightSphere Investment Group Inc.	60,338	1,507,847
Cowen Inc., Class A	24,289	971,074
Diamond Hill Investment Group Inc.	3,023	520,712
Donnelley Financial Solutions Inc.(a)	30,844	993,485
Evercore Inc., Class A	42,323	5,595,101
Federated Hermes Inc.	95,064	3,083,876
Houlihan Lokey Inc.	51,881	4,622,597
Janus Henderson Group PLC	153,251	6,412,022
Jefferies Financial Group Inc.	213,996	7,102,527
Moelis & Co., Class A	58,438	3,462,451
Piper Sandler Cos	18,390	2,256,269
PJT Partners Inc., Class A	21,318	1,666,428
Victory Capital Holdings Inc., Class A(b)	16,321	497,627

		51,202,763
Chemicals — 1.3%
AdvanSix Inc.(a)	28,233	944,394
American Vanguard Corp.	27,453	453,249
Chase Corp.	7,607	886,444
FutureFuel Corp.	26,432	224,672
Hawkins Inc.	19,237	698,495
Koppers Holdings Inc.(a)	21,248	652,526
Minerals Technologies Inc.	34,090	2,734,700
Stepan Co.	21,014	2,478,601
Trinseo SA	30,969	1,683,475
Tronox Holdings PLC, Class A	113,904	2,099,251

		12,855,807
Commercial Services & Supplies — 1.1%
ACCO Brands Corp.	95,168	850,802
Brady Corp., Class A, NVS	48,829	2,669,970
CoreCivic Inc.(a)	120,487	1,238,606
Deluxe Corp.	42,329	1,858,243
Ennis Inc.	26,257	519,101
Healthcare Services Group Inc.	75,245	1,963,894
Heritage-Crystal Clean Inc.(a)	15,705	442,567
HNI Corp.	43,020	1,604,646
Kimball International Inc., Class B	36,949	457,429

		11,605,258
Communications Equipment — 1.7%
ADTRAN Inc.	48,298	1,082,358
Calix Inc.(a)	56,605	2,647,982
Cambium Networks Corp.(a)	9,202	405,348
Ciena Corp.(a)	156,259	9,084,898
Digi International Inc.(a)	33,446	691,663
NETGEAR Inc.(a)(b)	30,819	1,055,551
NetScout Systems Inc.(a)	73,961	2,127,119
Ribbon Communications Inc.(a)	95,179	657,687

		17,752,606
Construction & Engineering — 2.3%
Arcosa Inc.	48,516	2,656,736
Comfort Systems USA Inc.	36,442	2,724,040
Construction Partners Inc., Class A(a)(b)	29,133	978,286

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Dycom Industries Inc.(a)(b)	32,137	$2,230,308
Great Lakes Dredge & Dock Corp.(a)	65,581	1,009,947
IES Holdings Inc.(a)	9,411	512,053
MYR Group Inc.(a)	16,844	1,610,792
Primoris Services Corp.	49,497	1,479,960
Quanta Services Inc.	93,761	8,522,875
Sterling Construction Co. Inc.(a)	28,300	621,468
Tutor Perini Corp.(a)	46,147	649,288

		22,995,753
Construction Materials — 0.1%
U.S. Concrete Inc.(a)	16,043	1,168,091
United State Lime & Minerals Inc.	2,268	315,252

		1,483,343
Consumer Finance — 1.5%
Encore Capital Group Inc.(a)	31,568	1,494,429
Enova International Inc.(a)	36,018	1,191,836
Navient Corp.	187,600	3,832,668
OneMain Holdings Inc.	81,180	4,951,980
PROG Holdings Inc.	67,618	2,959,640
World Acceptance Corp.(a)	4,111	779,322

		15,209,875
Containers & Packaging — 0.1%
Myers Industries Inc.	30,665	649,485

Distributors — 0.0%
Funko Inc., Class A(a)(b)	20,078	374,655

Diversified Consumer Services — 0.5%
American Public Education Inc.(a)	18,254	540,683
Graham Holdings Co., Class B	3,465	2,303,047
Perdoceo Education Corp.(a)	70,561	836,853
Stride Inc.(a)	41,857	1,283,336

		4,963,919
Diversified Telecommunication Services — 0.1%
ATN International Inc.	11,207	482,462
ORBCOMM Inc.(a)	76,001	858,051

		1,340,513
Electrical Equipment — 2.0%
Acuity Brands Inc.	36,285	6,363,663
Atkore Inc.(a)(b)	46,954	3,526,715
AZZ Inc.	25,546	1,353,683
Encore Wire Corp.	20,779	1,629,697
GrafTech International Ltd.	83,509	949,497
Regal Beloit Corp.	40,895	6,020,971

		19,844,226
Electronic Equipment, Instruments & Components — 5.2%
Avnet Inc.	100,160	4,138,611
Badger Meter Inc.	29,353	2,965,534
Benchmark Electronics Inc.	36,735	969,804
CTS Corp.	29,321	1,025,942
ePlus Inc.(a)	13,602	1,257,641
Fabrinet(a)	37,133	3,509,811
Insight Enterprises Inc.(a)(b)	35,352	3,548,634
Jabil Inc.	143,962	8,571,498
Kimball Electronics Inc.(a)	25,137	512,543
Knowles Corp.(a)(b)	92,375	1,851,195
Methode Electronics Inc.	37,798	1,807,878
Napco Security Technologies Inc.(a)(b)	14,784	522,614
OSI Systems Inc.(a)	17,147	1,715,557

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
PC Connection Inc.	11,863	$564,204
Plexus Corp.(a)	29,023	2,621,357
Sanmina Corp.(a)	65,389	2,512,245
ScanSource Inc.(a)	25,632	707,187
SYNNEX Corp.	44,170	5,280,082
TTM Technologies Inc.(a)	102,154	1,429,135
Vishay Intertechnology Inc	133,574	2,955,993
Vishay Precision Group Inc.(a)	11,117	403,881
Vontier Corp.	131,624	4,258,036

		53,129,382
Energy Equipment & Services — 0.0%
Bristow Group Inc.(a)	7,480	194,330

Entertainment — 0.1%
Lions Gate Entertainment Corp., Class A(a)(b)	58,548	879,976

Equity Real Estate Investment Trusts (REITs) — 2.3%
Brandywine Realty Trust	83,989	1,172,486
Equity Commonwealth	122,506	3,220,683
Franklin Street Properties Corp.	102,685	536,016
GEO Group Inc. (The)	107,854	746,350
Getty Realty Corp.	37,110	1,172,305
Industrial Logistics Properties Trust	65,766	1,782,259
Lexington Realty Trust	279,522	3,675,714
LTC Properties Inc.	39,520	1,495,832
National Health Investors Inc.	8,806	600,833
One Liberty Properties Inc.	16,584	507,304
Piedmont Office Realty Trust Inc., Class A	124,837	2,374,400
Retail Opportunity Investments Corp.	118,963	2,102,076
Retail Properties of America Inc., Class A	216,136	2,725,475
RPT Realty	81,801	1,042,145
Urstadt Biddle Properties Inc., Class A	30,311	578,031

		23,731,909
Food & Staples Retailing — 0.7%
Ingles Markets Inc., Class A	14,325	856,062
SpartanNash Co.	36,105	702,242
Sprouts Farmers Market Inc.(a)(b)	118,788	2,919,809
United Natural Foods Inc.(a)	56,534	1,872,406
Village Super Market Inc., Class A	8,267	186,421
Weis Markets Inc.	17,606	926,956

		7,463,896
Food Products — 0.2%
Fresh Del Monte Produce Inc.	32,059	989,341
John B Sanfilippo & Son Inc.	8,931	824,867

		1,814,208
Gas Utilities — 0.0%
Star Group LP	36,533	430,724

Health Care Equipment & Supplies — 5.4%
AngioDynamics Inc.(a)(b)	38,235	1,018,198
Atrion Corp.	1,474	927,058
BioLife Solutions Inc.(a)(b)	19,089	895,274
CONMED Corp.	29,146	4,020,399
Envista Holdings Corp.(a)(b)	161,216	6,945,185
Establishment Labs Holdings Inc.(a)	19,081	1,512,932
Globus Medical Inc., Class A(a)(b)	77,831	6,473,204
Haemonetics Corp.(a)	51,185	3,111,536
Heska Corp.(a)	9,044	2,176,891
Inogen Inc.(a)	19,044	1,519,140
Lantheus Holdings Inc.(a)	66,131	1,730,648

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
LeMaitre Vascular Inc.	18,440	$1,004,242
Meridian Bioscience Inc.(a)	41,279	846,220
Merit Medical Systems Inc.(a)	50,345	3,528,681
Natus Medical Inc.(a)	34,109	910,710
Neogen Corp.(a)	33,042	1,439,310
NuVasive Inc.(a)(b)	51,743	3,308,965
OraSure Technologies Inc.(a)(b)	72,240	851,710
Orthofix Medical Inc.(a)	19,469	773,698
Quidel Corp.(a)	38,562	5,455,366
STAAR Surgical Co.(a)	37,517	4,799,175
Surmodics Inc.(a)	13,852	763,384
Varex Imaging Corp.(a)(b)	39,477	1,077,722
Zynex Inc.(a)	19,884	276,189

		55,365,837

Health Care Providers & Services — 7.7%
Addus HomeCare Corp.(a)	15,507	1,345,853
Amedisys Inc.(a)	33,082	8,621,831
AMN Healthcare Services Inc.(a)	47,363	4,762,823
Apria Inc.(a)(b)	8,866	279,545
Chemed Corp.	16,064	7,646,785
Community Health Systems Inc.(a)	110,953	1,477,894
CorVel Corp.(a)(b)	9,904	1,394,681
Encompass Health Corp.	100,137	8,336,405
Ensign Group Inc. (The)	52,332	4,451,883
Fulgent Genetics Inc.(a)(b)	14,665	1,352,846
Hanger Inc.(a)	38,379	941,821
Joint Corp. (The)(a)	14,239	1,124,739
LHC Group Inc.(a)	30,224	6,503,600
Magellan Health Inc.(a)	22,079	2,082,491
ModivCare Inc.(a)(b)	12,858	2,185,860
National HealthCare Corp.	13,155	1,021,486
National Research Corp.	14,081	743,195
Owens & Minor Inc.	70,319	3,252,254
Patterson Companies Inc.	87,469	2,722,910
Premier Inc., Class A	123,107	4,387,534
RadNet Inc.(a)	6,627	243,476
Select Medical Holdings Corp	108,635	4,285,651
Tenet Healthcare Corp.(a)	90,905	6,530,615
Triple-S Management Corp.(a)	23,594	574,042
U.S. Physical Therapy Inc.	12,943	1,529,345

		77,799,565

Health Care Technology — 2.0%
Allscripts Healthcare Solutions Inc.(a)	159,104	2,717,497
Computer Programs & Systems Inc.	14,025	442,769
Evolent Health Inc., Class A(a)(b)	86,386	1,981,695
HealthStream Inc.(a)	25,525	745,585
Inovalon Holdings Inc., Class A(a)	77,540	2,937,215
NextGen Healthcare Inc.(a)	57,355	930,298
Omnicell Inc.(a)	43,350	6,350,775
OptimizeRx Corp.(a)	14,997	828,884
Phreesia Inc.(a)	31,126	2,127,462
Simulations Plus Inc.(b)	16,084	759,004

		19,821,184

Hotels, Restaurants & Leisure — 0.1%
Chuy’s Holdings Inc.(a)	19,855	655,215

Household Durables — 3.0%
Century Communities Inc.	30,230	2,099,474
Ethan Allen Interiors Inc.	21,549	512,220

Security	Shares	Value

Household Durables (continued)
GoPro Inc., Class A(a)(b)	117,327	$1,201,429
Green Brick Partners Inc.(a)(b)	33,163	831,396
iRobot Corp.(a)	28,397	2,484,738
KB Home	83,137	3,528,334
La-Z-Boy Inc.	46,623	1,565,600
Lovesac Co. (The)(a)	12,570	762,999
M/I Homes Inc.(a)	29,317	1,897,103
MDC Holdings Inc.	56,431	3,008,901
Meritage Homes Corp.(a)	37,781	4,102,261
Sonos Inc.(a)	120,589	4,025,261
TRI Pointe Homes Inc.(a)	120,052	2,895,654
Tupperware Brands Corp.(a)	49,523	1,034,535
Universal Electronics Inc.(a)	13,870	648,284

		30,598,189

Household Products — 0.2%
Central Garden & Pet Co.(a)	9,704	468,606
Central Garden & Pet Co., Class A, NVS(a)	40,396	1,749,551

		2,218,157

Insurance — 2.8%
American Equity Investment Life Holding Co.	86,304	2,769,495
American National Group Inc.	8,124	1,340,298
Assured Guaranty Ltd.	65,055	3,110,280
Crawford & Co., Class A, NVS	15,536	164,216
Donegal Group Inc., Class A	13,402	207,329
Employers Holdings Inc.	27,289	1,133,039
First American Financial Corp.	110,607	7,444,957
HCI Group Inc.	6,429	645,986
Heritage Insurance Holdings Inc.	25,346	186,040
Mercury General Corp.	27,876	1,695,697
National Western Life Group Inc., Class A	2,425	504,133
Safety Insurance Group Inc.	10,200	781,524
SiriusPoint Ltd.(a)	85,223	835,185
Stewart Information Services Corp.	25,220	1,488,232
Universal Insurance Holdings Inc.	27,650	391,524
Unum Group	205,180	5,621,932

		28,319,867

Interactive Media & Services — 0.4%
QuinStreet Inc.(a)	49,379	905,611
TrueCar Inc.(a)	94,352	496,291
Yelp Inc.(a)	74,519	2,787,011

		4,188,913

Internet & Direct Marketing Retail — 1.8%
1-800-Flowers.com Inc., Class A(a)(b)	27,718	845,399
Duluth Holdings Inc., Class B(a)(b)	20,772	310,957
Lands’ End Inc.(a)	13,134	503,426
PetMed Express Inc.	20,417	640,890
Qurate Retail Inc., Series A	390,597	4,632,480
Revolve Group Inc., Class A(a)(b)	33,362	2,322,329
Shutterstock Inc.	23,728	2,574,251
Stamps.com Inc.(a)	18,310	5,982,975

		17,812,707

IT Services — 2.6%
Brightcove Inc.(a)(b)	34,456	395,210
Concentrix Corp.(a)	44,496	7,285,330
Conduent Inc.(a)	170,921	1,146,880
CSG Systems International Inc.	32,872	1,491,074
EVERTEC Inc.	61,552	2,689,823
Hackett Group Inc. (The)	25,649	459,630
Maximus Inc.	61,886	5,507,854

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Perficient Inc.(a)	33,263	$3,136,368
Sykes Enterprises Inc.(a)	39,846	2,138,136
TTEC Holdings Inc.	18,829	1,967,631

		26,217,936

Leisure Products — 1.6%
Johnson Outdoors Inc., Class A	5,828	689,860
Malibu Boats Inc., Class A(a)	20,907	1,749,080
Nautilus Inc.(a)(b)	30,474	440,349
Smith & Wesson Brands Inc.	56,381	1,322,134
Sturm Ruger & Co. Inc.	17,666	1,313,644
Vista Outdoor Inc.(a)	58,738	2,372,428
YETI Holdings Inc.(a)	83,358	8,029,876

		15,917,371

Life Sciences Tools & Services — 0.5%
Medpace Holdings Inc.(a)	28,788	5,064,961

Machinery — 1.2%
Astec Industries Inc.	21,630	1,326,135
Energy Recovery Inc.(a)	36,726	776,755
Gorman-Rupp Co. (The)	17,679	630,964
Greenbrier Companies Inc. (The)	33,058	1,414,882
Hyster-Yale Materials Handling Inc.	7,180	514,375
Luxfer Holdings PLC	29,209	609,008
Meritor Inc.(a)	52,014	1,265,501
Mueller Industries Inc.	51,768	2,246,731
Omega Flex Inc.	3,049	478,144
REV Group Inc.	28,922	437,011
Shyft Group Inc. (The)(b)	31,948	1,260,029
Standex International Corp.	12,442	1,144,664

		12,104,199

Marine — 0.1%
Matson Inc.	10,845	727,916

Media — 1.1%
AMC Networks Inc., Class A(a)	26,966	1,349,379
John Wiley & Sons Inc., Class A	44,909	2,639,751
TechTarget Inc.(a)(b)	25,465	1,860,982
TEGNA Inc.	209,758	3,716,912
WideOpenWest Inc.(a)	52,483	1,167,222

		10,734,246

Metals & Mining — 1.8%
Commercial Metals Co.	120,920	3,966,176
Reliance Steel & Aluminum Co.	64,052	10,065,772
Schnitzer Steel Industries Inc., Class A	26,074	1,366,799
SunCoke Energy Inc.	83,393	644,628
Worthington Industries Inc.	34,172	2,185,983

		18,229,358

Mortgage Real Estate Investment — 0.2%
Broadmark Realty Capital Inc.	126,515	1,311,960
Dynex Capital Inc.	30,568	533,412

		1,845,372

Multiline Retail — 0.3%
Big Lots Inc.	35,502	2,045,270
Dillard’s Inc., Class A	6,340	1,161,932

		3,207,202

Oil, Gas & Consumable Fuels — 3.8%
Alto Ingredients Inc.(a)(b)	69,192	366,717
Antero Resources Corp.(a)	272,995	3,712,732
Bonanza Creek Energy Inc.	21,605	831,144

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
California Resources Corp.(a)	41,957	$1,179,411
CNX Resources Corp.(a)(b)	221,268	2,677,343
Denbury Inc.(a)(b)	50,353	3,308,696
Dorian LPG Ltd.	29,246	353,877
Extraction Oil & Gas Inc.(a)	16,820	748,322
Green Plains Inc.(a)	30,505	1,078,657
International Seaways Inc.	23,953	394,027
Matador Resources Co.(b)	117,672	3,636,065
Oasis Petroleum Inc.	20,233	1,855,568
PDC Energy Inc.	100,489	3,974,340
Renewable Energy Group Inc.(a)	44,279	2,712,089
REX American Resources Corp.(a)	5,433	445,506
Texas Pacific Land Corp.	6,250	9,328,437
World Fuel Services Corp.	63,345	2,182,869

		38,785,800

Paper & Forest Products — 0.8%
Clearwater Paper Corp.(a)(b)	16,723	493,161
Louisiana-Pacific Corp.	107,260	5,946,494
Schweitzer-Mauduit International Inc.	31,547	1,240,744

		7,680,399

Personal Products — 0.7%
Medifast Inc.	11,259	3,214,557
Nu Skin Enterprises Inc., Class A	51,207	2,749,304
USANA Health Sciences Inc.(a)	12,711	1,210,977

		7,174,838

Pharmaceuticals — 1.3%
Aclaris Therapeutics Inc.(a)(b)	36,519	545,229
Amphastar Pharmaceuticals Inc.(a)	38,274	801,840
ANI Pharmaceuticals Inc.(a)	9,955	337,773
Antares Pharma Inc.(a)	159,464	701,642
Atea Pharmaceuticals Inc.(a)	16,666	417,317
Corcept Therapeutics Inc.(a)	112,239	2,331,204
Innoviva Inc.(a)	66,370	941,127
Pacira BioSciences Inc.(a)	42,306	2,493,939
Phibro Animal Health Corp., Class A	20,432	483,625
Prestige Consumer Healthcare Inc.(a)	50,219	2,639,008
SIGA Technologies Inc.(a)	46,771	297,931
Supernus Pharmaceuticals Inc.(a)	53,061	1,397,096

		13,387,731

Professional Services — 1.0%
Barrett Business Services Inc.	7,702	563,863
Heidrick & Struggles International Inc.	19,494	832,589
ICF International Inc.	18,997	1,739,555
Kelly Services Inc., Class A, NVS(a)	34,372	753,434
Kforce Inc.	19,898	1,242,232
Korn Ferry	54,379	3,738,013
Resources Connection Inc.	31,104	481,801
TrueBlue Inc.(a)	35,737	971,689

		10,323,176

Real Estate Management & Development — 1.0%
eXp World Holdings Inc.(a)(b)	63,401	2,277,364
Marcus & Millichap Inc.(a)	23,809	947,360
Newmark Group Inc., Class A	160,215	2,063,569
RE/MAX Holdings Inc., Class A	18,706	641,616
Realogy Holdings Corp.(a)	116,318	2,061,155
RMR Group Inc. (The), Class A	15,507	608,495
St Joe Co. (The)	32,617	1,476,571

		10,076,130

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail — 1.7%
ArcBest Corp.	25,570	$1,511,443
Heartland Express Inc.	52,356	891,623
Marten Transport Ltd.	62,469	988,259
Ryder System Inc.	54,077	4,117,963
Saia Inc.(a)	26,515	5,992,390
Schneider National Inc., Class B	56,995	1,278,968
Werner Enterprises Inc.	61,645	2,817,793

		17,598,439

Semiconductors & Semiconductor Equipment — 4.3%
Alpha & Omega Semiconductor Ltd.(a)	20,764	539,656
Amkor Technology Inc.	110,278	2,717,250
Axcelis Technologies Inc.(a)	33,871	1,305,727
CEVA Inc.(a)	22,407	1,112,283
Cirrus Logic Inc.(a)	58,456	4,827,881
Diodes Inc.(a)	44,598	3,657,036
FormFactor Inc.(a)	78,299	2,917,421
Ichor Holdings Ltd.(a)	28,108	1,449,530
Kulicke & Soffa Industries Inc.	62,517	3,398,424
Lattice Semiconductor Corp.(a)	137,124	7,781,787
Magnachip Semiconductor Corp.(a)	41,810	868,812
NeoPhotonics Corp.(a)	51,139	496,048
Photronics Inc.(a)(b)	54,123	723,624
SiTime Corp.(a)	12,210	1,656,164
SMART Global Holdings Inc.(a)(b)	17,464	818,014
SunPower Corp.(a)	85,884	2,127,347
Synaptics Inc.(a)(b)	35,179	5,344,394
Ultra Clean Holdings Inc.(a)	40,901	2,209,063

		43,950,461

Software — 3.1%
A10 Networks Inc.(a)	57,666	736,395
Agilysys Inc.(a)	22,616	1,256,545
American Software Inc./GA, Class A	30,981	681,582
Cerence Inc.(a)(b)	37,980	4,083,230
ChannelAdvisor Corp.(a)	29,256	681,372
Digital Turbine Inc.(a)(b)	85,546	5,385,121
Dolby Laboratories Inc., Class A	65,949	6,403,648
Ebix Inc.	26,503	800,921
j2 Global Inc.(a)	43,618	6,161,915
Manhattan Associates Inc.(a)	3,676	586,800
Mitek Systems Inc.(a)(b)	42,993	950,575
OneSpan Inc.(a)	32,539	802,737
Progress Software Corp.	44,532	2,030,214
VirnetX Holding Corp.(a)	64,406	264,064
Xperi Holding Corp	55,499	1,152,714

		31,977,833

Specialty Retail — 9.6%
Aaron’s Co. Inc. (The)	34,450	994,572
Abercrombie & Fitch Co., Class A(a)	62,834	2,375,754
Academy Sports & Outdoors Inc.(a)	36,778	1,362,625
America’s Car-Mart Inc./TX(a)	6,663	1,059,417
Asbury Automotive Group Inc.(a)	19,421	3,990,239
AutoNation Inc.(a)	53,832	6,531,437
Boot Barn Holdings Inc.(a)	29,213	2,524,587
Buckle Inc. (The)	29,854	1,256,256
Camping World Holdings Inc., Class A	39,654	1,560,781
Children’s Place Inc. (The)(a)	13,959	1,177,162
Citi Trends Inc.(a)	9,009	718,468
Container Store Group Inc. (The)(a)	33,051	347,697
Dick’s Sporting Goods Inc.	66,200	6,894,068

Security	Shares	Value

Specialty Retail (continued)
Foot Locker Inc.	94,456	$5,389,659
Genesco Inc.(a)	14,346	824,178
Group 1 Automotive Inc.	17,316	3,008,482
Haverty Furniture Companies Inc.	15,978	575,048
Hibbett Inc.	16,716	1,482,041
Lithia Motors Inc.	26,623	10,042,728
Lumber Liquidators Holdings Inc.(a)	29,079	554,827
MarineMax Inc.(a)	22,293	1,199,140
Murphy USA Inc.	26,069	3,845,438
ODP Corp. (The)(a)	53,905	2,551,324
Rent-A-Center Inc./TX	51,858	2,967,315
RH(a)(b)	16,077	10,676,414
Sally Beauty Holdings Inc.(a)	113,612	2,149,539
Shoe Carnival Inc.	18,466	622,304
Signet Jewelers Ltd.	52,712	3,391,490
Sleep Number Corp.(a)	25,572	2,536,998
Sonic Automotive Inc., Class A	22,359	1,219,683
Sportsman’s Warehouse Holdings Inc.(a)	43,957	776,720
Williams-Sonoma Inc.	73,863	11,205,017
Winmark Corp.	3,025	637,731
Zumiez Inc.(a)	21,807	951,876

		97,401,015

Technology Hardware, Storage & Peripherals — 0.7%
Avid Technology Inc.(a)	33,988	1,270,811
Super Micro Computer Inc.(a)	40,727	1,549,255
Xerox Holdings Corp.	170,052	4,103,355

		6,923,421

Textiles, Apparel & Luxury Goods — 2.6%
Crocs Inc.(a)	65,903	8,950,287
Deckers Outdoor Corp.(a)	28,368	11,654,993
G-III Apparel Group Ltd.(a)	43,833	1,308,853
Kontoor Brands Inc.	48,972	2,712,069
Movado Group Inc.	15,891	477,842
Oxford Industries Inc.	17,005	1,478,245

		26,582,289

Thrifts & Mortgage Finance — 1.1%
HomeStreet Inc.	20,084	757,368
Merchants Bancorp./IN	10,131	371,200
MGIC Investment Corp.	341,183	4,721,973
Radian Group Inc.	192,918	4,356,088
TrustCo Bank Corp. NY	18,315	615,933
Waterstone Financial Inc.	21,478	423,761

		11,246,323

Tobacco — 0.1%
Universal Corp./VA	24,687	1,287,674

Trading Companies & Distributors — 2.6%
Air Lease Corp.	108,949	4,615,080
Boise Cascade Co.	39,480	2,019,402
CAI International Inc.	16,802	937,720
Global Industrial Co.	13,185	521,071
GMS Inc.(a)	38,686	1,900,643
H&E Equipment Services Inc.	32,733	1,113,904
Herc Holdings Inc.(a)(b)	20,730	2,571,349
McGrath RentCorp.	24,297	1,905,371
MSC Industrial Direct Co. Inc., Class A	47,046	4,195,092
Rush Enterprises Inc., Class A	42,983	2,019,771
Rush Enterprises Inc., Class B	6,122	268,633
Triton International Ltd	67,728	3,575,361

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Small-Cap Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Veritiv Corp.(a)	15,282	$936,481

		26,579,878

Wireless Telecommunication Services — 0.3%
Telephone and Data Systems Inc.	97,060	2,169,291
U.S. Cellular Corp.(a)	13,366	485,988

		2,655,279

Total Common Stocks — 99.4% (Cost: $776,547,436)		1,009,775,806

Short-Term Investments

Money Market Funds — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.06%(c)(d)(e)	38,572,713	38,591,999
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.00%(c)(d)	6,340,000	6,340,000

		44,931,999

Total Short-Term Investments — 4.4% (Cost: $44,921,208)		44,931,999

Total Investments in Securities —103.8% (Cost: $821,468,644)		1,054,707,805

Other Assets, Less Liabilities — (3.8)%		(38,267,101)

Net Assets — 100.0%		$1,016,440,704

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$22,093,454	$16,514,032	(a)	$—	$(9,796)	$(5,691)	$38,591,999	38,572,713	$120,166	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,750,000	4,590,000	(a)	—	—	—	6,340,000	6,340,000	2,163		—
PennyMac Financial Services Inc.(c)(d)	2,576,312	1,520,685		(4,889,405)	1,125,107	(332,699)	—	—	38,062		—

					$1,115,311	$(338,390)	$44,931,999		$160,391		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
(d)	As of period end, the entity was not considered an affiliate.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Small-Cap Multifactor ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	8	09/17/21	$889	$(20,710)
S&P MidCap 400 E-Mini Index	3	09/17/21	809	17,815

				$(2,895)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	Goldman Sachs & Co.(b)	02/27/23	$1,467,651	$34,558	(c)	$1,502,482	0.1%
	Monthly	HSBC Bank USA N.A.(d)	02/10/23	1,707,594	31,271	(e)	1,722,764	0.2
	Monthly	JPMorgan Securities PLC(f)	02/08/23	1,233,831	9,624	(g)	1,237,268	0.1

					$75,453		$4,462,514

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(273) of net dividends and financing fees.
(e)	Amount includes $16,101 of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $6,187 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

Range: Benchmarks:	(b) 65 basis points USD - 1M US Dollar LIBOR BBA	(d) 65 basis points USD - 1M US Dollar LIBOR BBA	(f) 65 basis points USD - 1M US Dollar LIBOR BBA

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Small-Cap Multifactor ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of July 31, 2021 expiration date 02/27/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Bancorp. Inc. (The)(a)	328	$7,665	0.5%
Customers Bancorp. Inc.(a)	190	6,882	0.4
Hope Bancorp Inc.	780	10,335	0.7
Preferred Bank/Los Angeles	94	5,544	0.4

		30,426

Capital Markets
Janus Henderson Group PLC	445	18,619	1.2

Equity Real Estate Investment Trusts (REITs)
Geo Group Inc. (The)	11,711	81,040	5.4

Health Care Providers & Services
Magellan Health Inc.(a)	141	13,299	0.9

Insurance
Assured Guaranty Ltd.	14,618	698,887	46.5
Employers Holdings Inc.	180	7,474	0.5
Safety Insurance Group Inc.	2,387	182,892	12.2
Stewart Information Services Corp.	169	9,973	0.7
Universal Insurance Holdings Inc.	119	1,685	0.1

		900,911

Oil, Gas & Consumable Fuels
Green Plains Inc.(a)	9,278	328,070	21.8

Semiconductors & Semiconductor Equipment
Photronics Inc.(a)	3,839	51,327	3.4

Thrifts & Mortgage Finance
Homestreet Inc.	1,400	52,794	3.5
Trustco Bank Corp.	773	25,996	1.8

		78,790

Total Reference Entity — Long		1,502,482

Net Value of Reference Entity — Goldman Sachs & Co.		$1,502,482

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank USA N.A. as of July 31, 2021 expiration date 02/10/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Hope Bancorp Inc.	120,714	$1,599,461	92.8%

	Shares	Value	% of Basket Value

Insurance
Safety Insurance Group Inc.	288	$22,067	1.3

Oil, Gas & Consumable Fuels
Green Plains Inc.(a)	2,863	101,236	5.9

Total Reference Entity — Long		1,722,764

Net Value of Reference Entity — HSBC Bank USA N.A.		$1,722,764

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Securities PLC as of July 31, 2021 expiration date 02/08/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Bancorp. Inc. (The)(a)	271	$6,333	0.5%
Customers Bancorp. Inc.(a)	157	5,687	0.5
Hope Bancorp Inc.	643	8,520	0.7
Preferred Bank/Los Angeles	14,703	867,183	70.1

		887,723

Equity Real Estate Investment Trusts (REITs)
GEO Group Inc. (The)	633	4,380	0.4

Insurance
American Equity Investment Life Holding Co.	449	14,408	1.2
Assured Guaranty Ltd.	76	3,634	0.3
Employers Holdings Inc.	679	28,192	2.3
Safety Insurance Group Inc.	1,882	144,199	11.6
Stewart Information Services Corp.	1,094	64,557	5.2

		254,990

Oil, Gas & Consumable Fuels
Green Plains Inc.(a)	226	7,991	0.6

Semiconductors & Semiconductor Equipment
Photronics Inc.(a)	5,770	77,145	6.2

Thrifts & Mortgage Finance
Homestreet Inc.	114	4,299	0.3
Trustco Bank Corp.	22	740	0.1

		5,039

Total Reference Entity — Long		1,237,268

Net Value of Reference Entity — JPMorgan Securities PLC		$1,237,268

(a)	Non-income producing security.

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$75,453	$—

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Small-Cap Multifactor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$17,815
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$75,453

$93,268

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$20,710

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$797,455
Swaps	331,888

$1,129,343

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(59,970)
Swaps	(44,927)

$(104,897)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,525,996
Total return swaps:
Average notional value	$3,018,581

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments—Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$17,815	$20,710
Swaps - OTC(a)	75,453	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	93,268	20,710
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(17,815)	(20,710)

Total derivative assets and liabilities subject to an MNA	75,453	—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2021	iShares® MSCI USA Small-Cap Multifactor ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Net Amount of Derivative Assets(b)
Goldman Sachs & Co	$34,558	$—	$34,558
HSBC Bank USA N.A	31,271	—	31,271
JPMorgan Securities PLC	9,624	—	9,624

	$75,453	$—	$75,453

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,009,775,806	$—	$—	$1,009,775,806
Money Market Funds	44,931,999	—	—	44,931,999

	$1,054,707,805	$—	$—	$1,054,707,805

Derivative financial instruments(a)
Assets
Futures Contracts	$17,815	$—	$—	$17,815
Swaps	—	75,453	—	75,453
Liabilities
Futures Contracts	(20,710)	—	—	(20,710)

	$(2,895)	$75,453	$—	$72,558

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2021

	iShares MSCI Global Multifactor ETF	iShares MSCI Intl Multifactor ETF	iShares MSCI Intl Small-Cap Multifactor ETF	iShares MSCI USA Mid-Cap Multifactor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$133,068,156	$894,568,519	$194,172,486	$5,615,985
Affiliated(c)	822,096	345,025	2,411,769	—
Cash	187	4,707	7,515	4,852
Foreign currency, at value(d)	172,432	947,263	425,463	—
Cash pledged:
Futures contracts	24,000	—	—	—
Foreign currency collateral pledged:
Futures contracts(e)	—	203,840	47,726	—
Receivables:
Investments sold	—	—	250,886	—
Securities lending income — Affiliated	134	6	4,317	—
Capital shares sold	—	—	6,495	—
Dividends	279,523	581,511	131,073	3,766
Tax reclaims	39,789	1,442,526	124,801	—

Total assets	134,406,317	898,093,397	197,582,531	5,624,603

LIABILITIES
Collateral on securities loaned, at value	742,541	45,030	2,331,677	—
Deferred foreign capital gain tax	120,496	—	—	—
Payables:
Investments purchased	38,547	—	360,713	—
Variation margin on futures contracts	2,570	7,631	3,409	—
Investment advisory fees	38,938	230,246	63,258	1,168
Foreign taxes	—	—	4,369	—

Total liabilities	943,092	282,907	2,763,426	1,168

NET ASSETS	$133,463,225	$897,810,490	$194,819,105	$5,623,435

NET ASSETS CONSIST OF:
Paid-in capital	$114,200,456	$910,980,737	$158,325,859	$4,959,492
Accumulated earnings (loss)	19,262,769	(13,170,247)	36,493,246	663,943

NET ASSETS	$133,463,225	$897,810,490	$194,819,105	$5,623,435

Shares outstanding	3,500,000	29,800,000	5,200,000	150,000

Net asset value	$38.13	$30.13	$37.47	$37.49

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$724,605	$42,606	$2,084,193	$—
(b) Investments, at cost — Unaffiliated	$109,085,099	$750,406,031	$152,959,784	$4,953,782
(c) Investments, at cost — Affiliated	$822,017	$345,029	$2,411,180	$—
(d) Foreign currency, at cost	$173,218	$931,968	$422,134	$—
(e) Foreign currency collateral pledged, at cost	$—	$217,925	$49,394	$—

See notes to financial statements.

F N A N C I A L S T A T E M E N T S	55

Statements of Assets and Liabilities  (continued)

July 31, 2021

	iShares MSCI USA Multifactor ETF	iShares MSCI USA Small-Cap Multifactor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,092,533,102	$1,009,775,806
Affiliated(c)	2,612,150	44,931,999
Cash	7,354	82,684
Cash pledged:
Futures contracts	155,000	118,000
Receivables:
Securities lending income — Affiliated	204	6,011
Dividends	488,406	379,600
Unrealized appreciation on:
OTC swaps	—	75,453

Total assets	1,095,796,216	1,055,369,553

LIABILITIES
Collateral on securities loaned, at value	124,188	38,596,877
Payables:
Investments purchased	—	70,919
Variation margin on futures contracts	11,301	8,011
Capital shares redeemed	4,668	—
Investment advisory fees	179,728	253,042

Total liabilities	319,885	38,928,849

NET ASSETS	$1,095,476,331	$1,016,440,704

NET ASSETS CONSIST OF:
Paid-in capital	$906,849,280	$823,378,427
Accumulated earnings	188,627,051	193,062,277

NET ASSETS	$1,095,476,331	$1,016,440,704

Shares outstanding	25,100,000	18,600,000

Net asset value	$43.64	$54.65

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$121,316	$37,694,016
(b) Investments, at cost — Unaffiliated	$841,705,219	$776,547,436
(c) Investments, at cost — Affiliated	$2,612,150	$44,921,208

See notes to financial statements.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2021

	iShares MSCI Global Multifactor ETF	iShares MSCI Intl Multifactor ETF	iShares MSCI Intl Small-Cap Multifactor ETF	iShares MSCI USA Mid-Cap Multifactor ETF

INVESTMENT INCOME
Dividends — Unaffiliated.	$2,440,686	$31,795,737	$4,646,063	$45,820
Dividends — Affiliated	72	146	29	—
Securities lending income — Affiliated — net	3,365	10,134	39,591	76
Foreign taxes withheld	(153,985)	(2,811,933)	(386,747)	—

Total investment income	2,290,138	28,994,084	4,298,936	45,896

EXPENSES
Investment advisory fees	353,619	2,724,162	635,000	8,880
Commitment fees	980	—	—	—
Miscellaneous	173	173	173	—
Interest expense	279	—	—	—

Total expenses	355,051	2,724,335	635,173	8,880

Net investment income	1,935,087	26,269,749	3,663,763	37,016

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	4,707,736	20,721,952	4,308,321	28,288
Investments — Affiliated	(321)	(4,901)	(330)	(15)
In-kind redemptions — Unaffiliated	4,155,191	30,661,680	2,202,014	549,806
Futures contracts	97,200	1,337,345	151,879	—
Foreign currency transactions	(17,596)	(78,080)	24,292	—

Net realized gain	8,942,210	52,637,996	6,686,176	578,079

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	15,386,129	158,242,254	36,382,125	518,343
Investments — Affiliated	(164)	417	(621)	—
Futures contracts	(23,345)	90,337	18,358	—
Foreign currency translations	(1,844)	(147,856)	(10,346)	—

Net change in unrealized appreciation (depreciation)	15,360,776	158,185,152	36,389,516	518,343

Net realized and unrealized gain	24,302,986	210,823,148	43,075,692	1,096,422

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,238,073	$237,092,897	$46,739,455	$1,133,438

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$15,793	$—	$4,652	$—
(b) Net of increase in deferred foreign capital gain tax of	$(79,400)	$—	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations  (continued)

Year Ended July 31, 2021

	iShares MSCI USA Multifactor ETF	iShares MSCI USA Small-Cap Multifactor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$12,945,911	$8,861,503
Dividends — Affiliated	773	40,225
Securities lending income — Affiliated — net	7,597	120,166
Foreign taxes withheld	—	(5,467)

Total investment income	12,954,281	9,016,427

EXPENSES
Investment advisory fees	1,849,289	2,314,330
Miscellaneous	173	173

Total expenses	1,849,462	2,314,503

Net investment income	11,104,819	6,701,924

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	45,694,904	(2,827,408)
Investments — Affiliated	718	67,681
In-kind redemptions — Unaffiliated	29,073,323	57,012,706
In-kind redemptions — Affiliated	—	1,047,630
Futures contracts	634,519	797,455
Swaps	—	331,888

Net realized gain	75,403,464	56,429,952

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	190,481,906	215,046,102
Investments — Affiliated	(1,706)	(338,390)
Futures contracts	(9,101)	(59,970)
Swaps	—	(44,927)

Net change in unrealized appreciation (depreciation)	190,471,099	214,602,815

Net realized and unrealized gain	265,874,563	271,032,767

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$276,979,382	$277,734,691

See notes to financial statements.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Global Multifactor ETF		iShares MSCI Intl Multifactor ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,935,087	$2,211,631	$26,269,749	$24,582,183
Net realized gain (loss)	8,942,210	(2,402,339)	52,637,996	(110,002,781)
Net change in unrealized appreciation (depreciation)	15,360,776	3,803,472	158,185,152	11,209,609

Net increase (decrease) in net assets resulting from operations	26,238,073	3,612,764	237,092,897	(74,210,989)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,828,740)	(2,650,590)	(28,041,263)	(30,303,674)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(5,569,014)	1,123,922	(221,453,861)	(256,277,355)

NET ASSETS
Total increase (decrease) in net assets	18,840,319	2,086,096	(12,402,227)	(360,792,018)
Beginning of year	114,622,906	112,536,810	910,212,717	1,271,004,735

End of year	$133,463,225	$114,622,906	$897,810,490	$910,212,717

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets  (continued)

	iShares MSCI Intl Small-Cap Multifactor ETF		iShares MSCI USA Mid-Cap Multifactor ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,663,763	$2,439,923	$37,016	$39,245
Net realized gain (loss)	6,686,176	(3,373,345)	578,079	(22,965)
Net change in unrealized appreciation (depreciation)	36,389,516	3,994,055	518,343	(13,308)

Net increase in net assets resulting from operations	46,739,455	3,060,633	1,133,438	2,972

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,357,227)	(2,923,327)	(35,421)	(43,655)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	30,163,833	44,171,480	1,845,390	—

NET ASSETS
Total increase (decrease) in net assets	72,546,061	44,308,786	2,943,407	(40,683)
Beginning of year	122,273,044	77,964,258	2,680,028	2,720,711

End of year	$194,819,105	$122,273,044	$5,623,435	$2,680,028

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI USA Multifactor ETF		iShares MSCI USA Small-Cap Multifactor ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,104,819	$15,712,161	$6,701,924	$4,212,250
Net realized gain (loss)	75,403,464	(1,308,421)	56,429,952	(17,071,057)
Net change in unrealized appreciation (depreciation)	190,471,099	11,291,561	214,602,815	12,612,229

Net increase (decrease) in net assets resulting from operations	276,979,382	25,695,301	277,734,691	(246,578)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(10,121,156)	(17,573,491)	(8,908,479)	(4,416,488)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(3,635,649)	(225,052,455)	207,504,975	286,697,791

NET ASSETS
Total increase (decrease) in net assets	263,222,577	(216,930,645)	476,331,187	282,034,725
Beginning of year	832,253,754	1,049,184,399	540,109,517	258,074,792

End of year	$1,095,476,331	$832,253,754	$1,016,440,704	$540,109,517

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Global Multifactor ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$29.39	$29.23	$30.57	$27.77	$23.58

Net investment income(a)	0.66	0.57	0.66	0.62	0.61
Net realized and unrealized gain (loss)(b)	8.73	0.28	(1.36)	2.74	4.06

Net increase (decrease) from investment operations	9.39	0.85	(0.70)	3.36	4.67

Distributions(c)
From net investment income	(0.65)	(0.69)	(0.64)	(0.56)	(0.48)

Total distributions	(0.65)	(0.69)	(0.64)	(0.56)	(0.48)

Net asset value, end of year	$38.13	$29.39	$29.23	$30.57	$27.77

Total Return
Based on net asset value	32.16%	2.90%	(2.10)%	12.14%	19.97%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.37%

Total expenses after fees waived	0.35%	0.35%	0.35%	0.35%	0.36%

Net investment income	1.92%	2.00%	2.30%	2.05%	2.38%

Supplemental Data
Net assets, end of year (000)	$133,463	$114,623	$112,537	$67,250	$23,601

Portfolio turnover rate(d)	48%	43%	43%	46%	31%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Intl Multifactor ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$23.89	$25.68	$28.29	$27.06	$23.32

Net investment income(a)	0.79	0.60	0.86	0.83	0.69
Net realized and unrealized gain (loss)(b)	6.35	(1.61)	(2.66)	1.28	3.65

Net increase (decrease) from investment operations	7.14	(1.01)	(1.80)	2.11	4.34

Distributions(c)
From net investment income	(0.90)	(0.78)	(0.81)	(0.88)	(0.60)

Total distributions	(0.90)	(0.78)	(0.81)	(0.88)	(0.60)

Net asset value, end of year	$30.13	$23.89	$25.68	$28.29	$27.06

Total Return
Based on net asset value	29.97%	(4.03)%	(6.26)%	7.84%	18.84%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.34%

Total expenses after fees waived	0.30%	0.30%	0.30%	0.30%	0.32%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	N/A	0.30%	N/A	N/A

Net investment income	2.89%	2.44%	3.31%	2.88%	2.81%

Supplemental Data
Net assets, end of year (000)	$897,810	$910,213	$1,271,005	$981,627	$248,937

Portfolio turnover rate(d)	45%	40%	44%	39%	45%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Intl Small-Cap Multifactor ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$28.44	$28.88	$31.73	$29.27	$25.26

Net investment income(a)	0.78	0.68	0.77	0.65	0.69
Net realized and unrealized gain (loss)(b)	9.15	(0.32)	(2.97)	2.49	3.98

Net increase (decrease) from investment operations	9.93	0.36	(2.20)	3.14	4.67

Distributions(c)
From net investment income	(0.90)	(0.80)	(0.65)	(0.68)	(0.66)

Total distributions	(0.90)	(0.80)	(0.65)	(0.68)	(0.66)

Net asset value, end of year	$37.47	$28.44	$28.88	$31.73	$29.27

Total Return
Based on net asset value	35.22%	1.16%	(6.80)%	10.75%	18.91%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.40%	0.40%	0.44%

Net investment income	2.31%	2.44%	2.67%	2.03%	2.57%

Supplemental Data
Net assets, end of year (000)	$194,819	$122,273	$77,964	$44,417	$17,563

Portfolio turnover rate(d)	47%	47%	45%	44%	44%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Mid-Cap Multifactor ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Period From 06/04/19(a) to 07/31/19

Net asset value, beginning of period	$26.80	$27.21	$25.57

Net investment income(b)	0.34	0.39	0.07
Net realized and unrealized gain (loss)(c)	10.68	(0.36)	1.57

Net increase from investment operations	11.02	0.03	1.64

Distributions(d)
From net investment income	(0.33)	(0.44)	—

Total distributions	(0.33)	(0.44)	—

Net asset value, end of period	$37.49	$26.80	$27.21

Total Return
Based on net asset value	41.42%	0.23%	6.41	%(e)

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25	%(f)

Net investment income	1.04%	1.52%	1.66	%(f)

Supplemental Data
Net assets, end of period (000)	$5,623	$2,680	$2,721

Portfolio turnover rate(g)	49%	45%	1	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Multifactor ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$32.57	$32.13	$33.01	$29.24	$25.04

Net investment income(a)	0.46	0.57	0.58	0.55	0.54
Net realized and unrealized gain (loss)(b)	11.03	0.50	(0.55)	3.76	4.12

Net increase from investment operations	11.49	1.07	0.03	4.31	4.66

Distributions(c)
From net investment income	(0.42)	(0.63)	(0.91)	(0.54)	(0.46)

Total distributions	(0.42)	(0.63)	(0.91)	(0.54)	(0.46)

Net asset value, end of year	$43.64	$32.57	$32.13	$33.01	$29.24

Total Return
Based on net asset value	35.53%	3.50%	0.38%	14.87%	18.76%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.23%

Total expenses after fees waived	0.20%	0.20%	0.20%	0.20%	0.21%

Net investment income	1.20%	1.79%	1.84%	1.73%	1.94%

Supplemental Data
Net assets, end of year (000)	$1,095,476	$832,254	$1,049,184	$1,117,224	$543,871

Portfolio turnover rate(d)	43%	42%	45%	46%	49%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Small-Cap Multifactor ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18	Year Ended 07/31/17

Net asset value, beginning of year	$37.38	$40.96	$42.97	$36.56	$31.38

Net investment income(a)	0.42	0.49	0.53	0.43	0.33
Net realized and unrealized gain (loss)(b)	17.43	(3.53)	(2.04)	6.38	5.16

Net increase (decrease) from investment operations	17.85	(3.04)	(1.51)	6.81	5.49

Distributions(c)
From net investment income	(0.58)	(0.54)	(0.50)	(0.40)	(0.31)

Total distributions	(0.58)	(0.54)	(0.50)	(0.40)	(0.31)

Net asset value, end of year	$54.65	$37.38	$40.96	$42.97	$36.56

Total Return
Based on net asset value	48.13%	(7.39)%	(3.45)%	18.73%	17.57%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.34%

Total expenses after fees waived	0.30%	0.30%	0.30%	0.30%	0.32%

Net investment income	0.87%	1.31%	1.31%	1.07%	0.94%

Supplemental Data
Net assets, end of year (000)	$1,016,441	$540,110	$258,075	$161,132	$49,354

Portfolio turnover rate(d)	46%	48%	45%	46%	90%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Global Multifactor(a)	Diversified
MSCI Intl Multifactor(b)	Diversified
MSCI Intl Small-Cap Multifactor(c)	Diversified
MSCI USA Mid-Cap Multifactor(d)	Non-diversified
MSCI USA Multifactor(e)	Diversified
MSCI USA Small-Cap Multifactor(f)	Diversified

(a)	Formerly the iShares Edge MSCI Multifactor Global ETF
(b)	Formerly the iShares Edge MSCI Multifactor Intl ETF
(c)	Formerly the iShares Edge MSCI Multifactor Intl Small-Cap ETF
(d)	Formerly the iShares Edge MSCI Multifactor USA Mid-Cap ETF
(e)	Formerly the iShares Edge MSCI Multifactor USA ETF
(f)	Formerly the iShares Edge MSCI Multifactor USA Small-Cap ETF

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statements of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2021, if any, are disclosed in the statements of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statements of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
MSCI Global Multifactor
Citigroup Global Markets Inc.	$248,906	$248,906	$—	$—
JPMorgan Securities LLC	82,573	82,573	—	—
SG Americas Securities LLC	84,552	84,552	—	—
State Street Bank & Trust Company	308,574	308,574	—	—

	$724,605	$724,605	$—	$—

MSCI Intl Multifactor
HSBC BANK PLC	$42,606	$42,606	$—	$—

MSCI Intl Small-Cap Multifactor
BofA Securities, Inc.	$662,292	$662,292	$—	$—
Credit Suisse AG	378,882	378,882	—	—
Credit Suisse Securities (USA) LLC	157,589	157,589	—	—
Deutsche Bank Securities Inc.	54,786	54,786	—	—
Jefferies LLC	21,253	21,253	—	—
JPMorgan Securities LLC	36,448	36,448	—	—
Macquarie Bank Limited	220,665	220,665	—	—
SG Americas Securities LLC	30,010	30,010	—	—
UBS AG	522,268	522,268	—	—

	$2,084,193	$2,084,193	$—	$—

MSCI USA Multifactor
Wells Fargo Bank, National Association	$121,316	$121,316	$—	$—

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
MSCI USA Small-Cap Multifactor
Barclays Bank PLC	$2,258,406	$2,258,406	$—	$—
BofA Securities, Inc.	1,501,166	1,501,166	—	—
Citigroup Global Markets Inc.	4,508,321	4,508,321	—	—
Credit Suisse Securities (USA) LLC	368,141	368,141	—	—
Deutsche Bank Securities Inc.	132,871	132,871	—	—
Goldman Sachs & Co.	7,627,415	7,627,415	—	—
HSBC Bank PLC	494,825	494,825	—	—
Jefferies LLC	242,304	242,304	—	—
JPMorgan Securities LLC	2,091,113	2,091,113	—	—
National Financial Services LLC	1,205,645	1,205,645	—	—
Scotia Capital (USA) Inc.	1,199,562	1,199,562	—	—
State Street Bank & Trust Company	7,056,322	7,056,322	—	—
TD Prime Services LLC	7,307,114	7,307,114	—	—
UBS AG	1,328,881	1,328,881	—	—
Wells Fargo Bank, National Association	231,110	231,110	—	—
Wells Fargo Securities LLC	140,820	140,820	—	—

	$37,694,016	$37,694,016	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statements of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statements of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statements of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statements of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Total return swaps are entered into by the iShares MSCI USA Small-Cap Multifactor ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the statements of operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the statement of assets and liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the schedule of investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparty are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

MSCI Global Multifactor	0.35%
MSCI Intl Multifactor	0.30
MSCI Intl Small-Cap Multifactor	0.40
MSCI USA Mid-Cap Multifactor	0.25
MSCI USA Multifactor	0.20
MSCI USA Small-Cap Multifactor	0.30

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). For the iShares MSCI Global Multifactor ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For year ended July 31, 2021, there were no fees waived by BFA pursuant to this arrangement.

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Notes to Financial Statements  (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares MSCI USA Mid-Cap Multifactor ETF, iShares MSCI USA Multifactor ETF and iShares MSCI USA Small-Cap Multifactor ETF (the “Group 1 Funds”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares MSCI Global Multifactor ETF, iShares MSCI Intl Multifactor ETF and iShares MSCI Intl Small-Cap Multifactor ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Group 1 Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statements of operations. For the year ended July 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Global Multifactor	$1,016
MSCI Intl Multifactor	3,871
MSCI Intl Small-Cap Multifactor	9,360
MSCI USA Mid-Cap Multifactor	32
MSCI USA Multifactor	3,255
MSCI USA Small-Cap Multifactor	47,517

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Global Multifactor	$12,165,058	$17,897,898	$3,238,294
MSCI Intl Multifactor	94,224,975	60,060,158	5,955,423
MSCI Intl Small-Cap Multifactor	3,922,532	7,566,622	1,374,850
MSCI USA Multifactor	118,546,811	194,779,385	26,682,115
MSCI USA Small-Cap Multifactor	9,814,493	37,427,411	731,366

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statements of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Global Multifactor	$50,839,871	$48,251,366
MSCI Intl Multifactor	404,624,955	399,691,397
MSCI Intl Small-Cap Multifactor	74,848,402	73,855,630
MSCI USA Mid-Cap Multifactor	1,795,736	1,706,773
MSCI USA Multifactor	398,246,596	397,945,012
MSCI USA Small-Cap Multifactor	348,127,926	346,156,191

For the year ended July 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Global Multifactor	$26,267,970	$34,065,703
MSCI Intl Multifactor	—	219,497,368
MSCI Intl Small-Cap Multifactor	31,632,556	2,986,005
MSCI USA Mid-Cap Multifactor	3,615,687	1,855,531
MSCI USA Multifactor	128,534,509	131,967,101
MSCI USA Small-Cap Multifactor	385,924,899	186,471,245

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2021, the following permanent differences attributable to certain deemed distributions, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Global Multifactor	$4,108,766	$(4,108,766)
MSCI Intl Multifactor	29,555,606	(29,555,606)
MSCI Intl Small-Cap Multifactor	2,200,969	(2,200,969)
MSCI USA Mid-Cap Multifactor	556,705	(556,705)
MSCI USA Multifactor	28,640,225	(28,640,225)
MSCI USA Small-Cap Multifactor	57,400,577	(57,400,577)

The tax character of distributions was as follows:

iShares ETF	Year Ended 07/31/21	Year Ended 07/31/20
MSCI Global Multifactor
Ordinary income	$1,828,740	$2,650,590

MSCI Intl Multifactor
Ordinary income	$28,041,263	$30,303,674

MSCI Intl Small-Cap Multifactor
Ordinary income	$4,357,227	$2,923,327

MSCI USA Mid-Cap Multifactor(a)
Ordinary income	$35,421	$43,655
Long-term capital gains(b)	9,351	—

	$44,772	$43,655

MSCI USA Multifactor
Ordinary income	$10,121,156	$17,573,491

MSCI USA Small-Cap Multifactor
Ordinary income	$8,908,479	$4,416,488

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.
(b)	The Fund designates these amounts paid during the fiscal year ended July 31, 2021 as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%.

As of July 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI Global Multifactor	$550,268	$(4,907,863)	$23,620,364	$19,262,769
MSCI Intl Multifactor	12,783,138	(157,398,068)	131,444,683	(13,170,247)
MSCI Intl Small-Cap Multifactor	2,669,574	(4,542,317)	38,365,989	36,493,246
MSCI USA Mid-Cap Multifactor	4,130	—	659,813	663,943
MSCI USA Multifactor	1,099,869	(62,264,903)	249,792,085	188,627,051
MSCI USA Small-Cap Multifactor	—	(39,237,676)	232,299,953	193,062,277

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, accounting for swap agreements, characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended July 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
MSCI Global Multifactor	$4,586,186
MSCI Intl Multifactor	17,734,575
MSCI Intl Small-Cap Multifactor	3,849,637
MSCI USA Mid-Cap Multifactor	19,936
MSCI USA Multifactor	46,082,265

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (continued)

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Global Multifactor	$110,150,859	$27,107,417	$(3,368,024)	$23,739,393
MSCI Intl Multifactor	763,503,909	161,698,250	(30,304,094)	131,394,156
MSCI Intl Small-Cap Multifactor	158,224,293	43,584,767	(5,224,805)	38,359,962
MSCI USA Mid-Cap Multifactor	4,956,172	724,686	(64,873)	659,813
MSCI USA Multifactor	845,353,168	263,257,757	(13,465,672)	249,792,085
MSCI USA Small-Cap Multifactor	822,407,852	250,012,404	(17,712,451)	232,299,953

9.	LINE OF CREDIT

The iShares MSCI Global Multifactor ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

For the year ended July 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Global Multifactor	$740,000	$24,663	1.11%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling

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Notes to Financial Statements  (continued)

illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statements of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/21		Year Ended 07/31/20
iShares ETF	Shares	Amount	Shares	Amount

MSCI Global Multifactor
Shares sold	850,000	$31,730,641	50,000	$1,123,922
Shares redeemed	(1,250,000)	(37,299,655)	—	—

Net increase (decrease)	(400,000)	$(5,569,014)	50,000	$1,123,922

MSCI Intl Multifactor
Shares sold	—	$12,077	5,900,000	$149,166,464
Shares redeemed	(8,300,000)	(221,465,938)	(17,300,000)	(405,443,819)

Net decrease	(8,300,000)	$(221,453,861)	(11,400,000)	$(256,277,355)

MSCI Intl Small-Cap Multifactor
Shares sold	1,000,000	$33,521,503	1,600,000	$44,171,480
Shares redeemed	(100,000)	(3,357,670)	—	—

Net increase	900,000	$30,163,833	1,600,000	$44,171,480

MSCI USA Mid-Cap Multifactor
Shares sold	100,000	$3,703,836	—	$—
Shares redeemed	(50,000)	(1,858,446)	—	—

Net increase	50,000	$1,845,390	—	$—

MSCI USA Multifactor
Shares sold	3,250,000	$129,318,511	4,550,000	$131,331,507
Shares redeemed	(3,700,000)	(132,954,160)	(11,650,000)	(356,383,962)

Net decrease	(450,000)	$(3,635,649)	(7,100,000)	$(225,052,455)

MSCI USA Small-Cap Multifactor
Shares sold	7,950,000	$398,014,342	9,200,000	$325,826,951
Shares redeemed	(3,800,000)	(190,509,367)	(1,050,000)	(39,129,160)

Net increase	4,150,000	$207,504,975	8,150,000	$286,697,791

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statements of assets and liabilities.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Line of Credit: On August 12, 2021, the Credit Agreement with State Street Bank and Trust Company was terminated.

Effective August 13, 2021, the iShares MSCI Global Multifactor ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally

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Notes to Financial Statements  (continued)

allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares MSCI Global Multifactor

ETF, iShares MSCI Intl Multifactor ETF, iShares MSCI Intl Small-Cap Multifactor ETF, iShares

MSCI USA Mid-Cap Multifactor ETF, iShares MSCI USA Multifactor ETF and iShares MSCI USA

Small-Cap Multifactor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Global Multifactor ETF, iShares MSCI Intl Multifactor ETF, iShares MSCI Intl Small-Cap Multifactor ETF, iShares MSCI USA Mid-Cap Multifactor ETF, iShares MSCI USA Multifactor ETF and iShares MSCI USA Small-Cap Multifactor ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI Global Multifactor	36.96%
MSCI USA Mid-Cap Multifactor	100.00%
MSCI USA Multifactor	100.00%
MSCI USA Small-Cap Multifactor	86.05%

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Dividend Income

MSCI Global Multifactor	$2,110,389
MSCI Intl Multifactor	32,531,135
MSCI Intl Small-Cap Multifactor	3,690,932
MSCI USA Mid-Cap Multifactor	44,059
MSCI USA Multifactor	12,265,059
MSCI USA Small-Cap Multifactor	7,660,634

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Business Income

MSCI Global Multifactor	$2,143
MSCI USA Mid-Cap Multifactor	1,544
MSCI USA Multifactor	365,323
MSCI USA Small-Cap Multifactor	252,202

The Funds intend to pass through to their shareholders the following amount(s), or maximum amount(s) allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Intl Multifactor	$35,157,360	$2,218,919
MSCI Intl Small-Cap Multifactor	4,648,083	416,342

I M P O R T A N T T A X I N F O R M A T I O N	81

Board Review and Approval of Investment Advisory Contract

iShares MSCI Global Multifactor ETF, iShares MSCI Intl Small-Cap Multifactor ETF, iShares MSCI USA Mid-Cap Multifactor ETF, iShares MSCI USA Small-Cap Multifactor ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Intl Multifactor ETF, iShares MSCI USA Multifactor ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members)

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	83

Board Review and Approval of Investment Advisory Contract  (continued)

assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	85

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI Global Multifactor(a)	$0.650275	$—	$0.002469	$0.652744	100%	—%	0	%(b)	100%
MSCI Intl Small-Cap Multifactor	0.900126	—	—	0.900126	100	—	—		100
MSCI USA Mid-Cap Multifactor(a)	0.314771	—	0.016261	0.331032	95	—	5		100
MSCI USA Multifactor(a)	0.411577	—	0.010937	0.422514	97	—	3		100
MSCI USA Small-Cap Multifactor(a)	0.542705	—	0.035948	0.578653	94	—	6		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 381 funds as of July 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	87

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	89

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

Counterparty Abbreviations

HSBC	HSBC Bank PLC

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Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-714-0721

JULY 31, 2021

2021 Annual Report

iShares Trust

•	iShares ESG Aware Aggressive Allocation ETF | EAOA | Cboe BZX

•	iShares ESG Aware Conservative Allocation ETF | EAOK | Cboe BZX

•	iShares ESG Aware Growth Allocation ETF | EAOR | Cboe BZX

•	iShares ESG Aware Moderate Allocation ETF | EAOM | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.19%	36.45%

U.S. small cap equities (Russell 2000® Index)	7.86	51.97

International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31

Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended July 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 33.18% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of coronavirus vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Two fiscal stimulus bills passed by Congress during the reporting period provided significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels by the end of the reporting period. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy grow at a record annualized pace of 33.8% in the third quarter of 2020, as activity rebounded from the pandemic-induced recession in the first half of 2020. Growth continued at a slower pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. Action by the U.S. Federal Reserve (“the Fed”) also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries approved a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout lagged in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also advanced substantially amid a sharp rebound in economic activity. Strong economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, fueled by economic recovery and a relatively weak U.S. dollar. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

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Fund Summary as of July 31, 2021	iShares® ESG Aware Aggressive Allocation ETF

Investment Objective

The iShares ESG Aware Aggressive Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds with positive environmental, social and governance characteristics intended to represent an aggressive risk profile, as represented by the BlackRock ESG Aware Aggressive Allocation Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	27.32%	30.28%	27.32%	35.09%
Fund Market	27.31	30.31	27.31	35.13
Index	27.41	30.52	27.41	35.23

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/12/20. The first day of secondary market trading was 6/18/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio (a)

$ 1,000.00	$ 1,109.60	$ 0.10		$ 1,000.00	$ 1,024.70	$ 0.10		0.02%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.

(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2021 (continued)	iShares® ESG Aware Aggressive Allocation ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as the global economy began to recover from the effects of the pandemic. For many investors, the threat to public health from the virus underscored the importance of a financial reporting system that accounts for the effects of company behavior on global social and environmental well-being. In the U.S., the stimulus bill passed in December 2020 included significant wind and solar power incentives. The new administration also began to review for possible reversal of a U.S. Department of Labor (“DOL”) rule that would curb investment in ESG products, and the DOL announced that it would suspend enforcement of the rule during the review. The Japanese government also took action on climate issues, announcing a large increase in its decarbonization goals.

The Index’s mix of stock and bond funds with positive ESG characteristics designed to represent a growth target risk allocation strategy advanced strongly for the reporting period. The equity allocation, which represented approximately 81% of the Index on average, contributed the entirety of the Index’s return, while the bond component detracted marginally. Among equities, U.S. stocks were the leading source of strength, particularly in the information technology sector, where several companies worked toward commitments to become net carbon neutral or negative in the coming years. The software and services industry gained, buoyed by an increase in investments by companies to support remote work. Increased adoption of cloud computing, which provides a steady revenue stream for software makers, helped propel earnings in the industry. Sales of cloud products that help build and deploy applications and services grew significantly, bolstering industry revenues.

The technology hardware and equipment industry also advanced as continued remote work and school requirements boosted demand for computers, mobile devices, and technology services. The release of new mobile devices with 5G technology led to sharply higher sales in the industry.

Stocks in international developed markets also gained, led by Japanese consumer discretionary stocks. Automobile manufacturers benefited from the global revival in consumer spending, which boosted sales of Japanese cars.

On the downside, the bond allocation, which represented approximately 19% of the Index on average, detracted marginally from the Index’s performance. Bond prices declined as yields rose amid expectations of higher inflation.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments	(a)

Domestic Equity	51.4%

International Equity	28.7
Domestic Fixed Income	19.9

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

iShares ESG Aware MSCI USA ETF	45.9%

iShares ESG Aware U.S. Aggregate Bond ETF	19.9

iShares ESG Aware MSCI EAFE ETF	19.7

iShares ESG Aware MSCI EM ETF	9.0
iShares ESG Aware MSCI USA Small-Cap ETF	5.5

(a)	Excludes money market funds.

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Fund Summary as of July 31, 2021	iShares® ESG Aware Conservative Allocation ETF

Investment Objective

The iShares ESG Aware Conservative Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds with positive environmental, social and governance characteristics intended to represent a conservative risk profile, as represented by the BlackRock ESG Aware Conservative Allocation Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	9.23%	11.40%	9.23%	13.06%
Fund Market	9.19	11.43	9.19	13.10
Index	9.33	11.53	9.33	13.16

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/12/20. The first day of secondary market trading was 6/18/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio (a)

$ 1,000.00	$ 1,043.50	$ 0.30		$ 1,000.00	$ 1,024.50	$ 0.30		0.06%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2021 (continued)	iShares® ESG Aware Conservative Allocation ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as the global economy began to recover from the effects of the pandemic. For many investors, the threat to public health from the virus underscored the importance of a financial reporting system that accounts for the effects of company behavior on global social and environmental well-being. In the U.S., the stimulus bill passed in December 2020 included significant wind and solar power incentives. The new administration also began to review for possible reversal of a U.S. Department of Labor (“DOL”) rule that would curb investment in ESG products, and the DOL announced that it would suspend enforcement of the rule during the review. The Japanese government also took action on climate issues, announcing a large increase in its decarbonization goals.

The Index’s mix of stock and bond funds with positive ESG characteristics designed to represent a moderate target risk allocation strategy advanced for the reporting period. The equity allocation, which represented approximately 32% of the Index on average, contributed the entirety of the Index’s return, while the bond component detracted marginally. Among equities, U.S. stocks were the leading source of strength, particularly in the information technology sector, where several companies worked toward commitments to become net carbon neutral or negative in the coming years. The software and services industry gained, buoyed by an increase in investments by companies to support remote work. The technology hardware and equipment industry also advanced, as continued remote work and school requirements boosted demand for computers, mobile devices, and technology services.

Stocks in international developed markets also gained, led by Japanese consumer discretionary stocks. Automobile manufacturers benefited from the global revival in consumer spending, which boosted sales of Japanese cars.

On the downside, the bond allocation, which represented approximately 68% of the Index on average, detracted marginally from the Index’s performance. An increase in consumer spending from pent-up demand and supply chain constraints drove concerns about inflation, particularly late in the reporting period. Bond prices declined as yields rose amid expectations of higher inflation. Low borrowing costs and strong investor demand supported high levels of corporate bond issuance, as many companies used debt to refinance or add to their cash reserves.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments	(a)
Domestic Fixed Income	69.9%
Domestic Equity	19.3
International Equity	10.8

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares ESG Aware U.S. Aggregate Bond ETF	69.9%
iShares ESG Aware MSCI USA ETF	17.2
iShares ESG Aware MSCI EAFE ETF	7.4
iShares ESG Aware MSCI EM ETF	3.4
iShares ESG Aware MSCI USA Small-Cap ETF	2.1

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® ESG Aware Growth Allocation ETF

Investment Objective

The iShares ESG Aware Growth Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds with positive environmental, social and governance characteristics intended to represent a growth risk profile, as represented by the BlackRock ESG Aware Growth Allocation Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	19.83%	22.47%	19.83%	25.92%
Fund Market	19.78	22.51	19.78	25.96
Index	20.03	22.77	20.03	26.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/12/20. The first day of secondary market trading was 6/18/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio (a)

$ 1,000.00	$ 1,082.80	$ 0.15		$ 1,000.00	$ 1,024.60	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.

(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2021 (continued)	iShares® ESG Aware Growth Allocation ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as the global economy began to recover from the effects of the pandemic. For many investors, the threat to public health from the virus underscored the importance of a financial reporting system that accounts for the effects of company behavior on global social and environmental well-being. In the U.S., the stimulus bill passed in December 2020 included significant wind and solar power incentives. The new administration also began to review for possible reversal of a U.S. Department of Labor (“DOL”) rule that would curb investment in ESG products, and the DOL announced that it would suspend enforcement of the rule during the review. The Japanese government also took action on climate issues, announcing a large increase in its decarbonization goals.

The Index’s mix of stock and bond funds with positive ESG characteristics designed to represent a growth target risk allocation strategy advanced strongly for the reporting period. The equity allocation, which represented approximately 62% of the Index on average, contributed the entirety of the Index’s return, while the bond component detracted marginally. Among equities, U.S. stocks were the leading source of strength, particularly in the information technology sector, where several companies worked toward commitments to become net carbon neutral or negative in the coming years. The software and services industry gained, buoyed by an increase in investments by companies to support remote work. Increased adoption of cloud computing, which provides a steady revenue stream for software makers, helped propel earnings in the industry.

The technology hardware and equipment industry also advanced as continued work and study from home boosted demand for computers, mobile devices, and technology services. The release of new mobile devices with 5G technology led to sharply higher sales in the industry.

Stocks in international developed markets also gained, led by Japanese consumer discretionary stocks. Automobile manufacturers benefited from the global revival in consumer spending, which boosted sales of Japanese cars.

On the downside, the bond allocation, which represented approximately 38% of the Index on average, detracted marginally from the Index’s performance. An increase in consumer spending from pent-up demand and supply chain constraints fueled concerns about inflation, particularly late in the reporting period. Bond prices declined as inflation expectations drove yields higher.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments	(a)
Domestic Equity	41.7%
Domestic Fixed Income	34.4
International Equity	23.9

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares ESG Aware MSCI USA ETF	37.3%
iShares ESG Aware U.S. Aggregate Bond ETF	34.4
iShares ESG Aware MSCI EAFE ETF	16.3
iShares ESG Aware MSCI EM ETF	7.6
iShares ESG Aware MSCI USA Small-Cap ETF	4.4

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® ESG Aware Moderate Allocation ETF

Investment Objective

The iShares ESG Aware Moderate Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds with positive environmental, social and governance characteristics intended to represent a moderate risk profile, as represented by the BlackRock ESG Aware Moderate Allocation Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	12.76%	15.06%	12.76%	17.29%
Fund Market	12.67	15.06	12.67	17.29
Index	12.85	15.23	12.85	17.42

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/12/20. The first day of secondary market trading was 6/18/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,057.20	$ 0.26		$ 1,000.00	$ 1,024.50	$ 0.25		0.05%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2021 (continued)	iShares® ESG Aware Moderate Allocation ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as the global economy began to recover from the effects of the pandemic. For many investors, the threat to public health from the coronavirus underscored the importance of a financial reporting system that accounts for the effects of company behavior on global social and environmental well-being. In the U.S., the stimulus bill passed in December 2020 included significant wind and solar power incentives. The new administration also began to review for possible reversal of a U.S. Department of Labor (“DOL”) rule that would curb investment in ESG products, and the DOL announced that it would suspend enforcement of the rule during the review. The Japanese government also took action on climate issues, announcing a large increase in its decarbonization goals.

The Index’s mix of stock and bond funds with positive ESG characteristics designed to represent a moderate target risk allocation strategy advanced for the reporting period. The equity allocation, which represented approximately 43% of the Index on average, contributed the entirety of the Index’s return, while the bond component detracted marginally. Among equities, U.S. stocks were the leading source of strength, particularly in the information technology sector, where several companies worked toward commitments to become net carbon neutral or negative in the coming years. The software and services industry gained, buoyed by an increase in investments by companies to support remote work. The technology hardware and equipment industry also advanced as continued work and study from home boosted demand for computers, mobile devices, and technology services.

Stocks in international developed markets also gained, led by Japanese consumer discretionary stocks. Automobile manufacturers benefited from the global revival in consumer spending, which boosted sales of Japanese cars.

On the downside, the bond allocation, which represented approximately 57% of the Index on average, detracted marginally from the Index’s performance. An increase in consumer spending from pent-up demand and supply chain constraints fueled concerns about inflation, particularly late in the reporting period. Bond prices declined as inflation expectations drove yields higher. Low borrowing costs and strong investor demand supported high levels of corporate bond issuance, as many companies used debt to refinance or add to their cash reserves.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percent of Total Investments	(a)

Domestic Fixed Income	59.9%
Domestic Equity	25.7
International Equity	14.4

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

iShares ESG Aware U.S. Aggregate Bond ETF	59.9%
iShares ESG Aware MSCI USA ETF	22.9
iShares ESG Aware MSCI EAFE ETF	9.8
iShares ESG Aware MSCI EM ETF	4.6
iShares ESG Aware MSCI USA Small-Cap ETF	2.8

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Schedule of Investments July 31, 2021	iShares® ESG Aware Aggressive Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 51.4%
iShares ESG Aware MSCI USA ETF(a)	91,714	$9,231,931
iShares ESG Aware MSCI USA Small-Cap ETF(a)	28,029	1,109,388

		10,341,319

Domestic Fixed Income — 19.8%
iShares ESG Aware U.S. Aggregate Bond ETF(a)	71,394	3,990,925

International Equity — 28.7%
iShares ESG Aware MSCI EAFE ETF(a)	49,895	3,969,646
iShares ESG Aware MSCI EM ETF(a)	42,888	1,811,160

		5,780,806

Total Investment Companies — 99.9% (Cost: $18,504,845)		20,113,050

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	20,000	$20,000

Total Short-Term Investments — 0.1% (Cost: $ 20,000)		20,000

Total Investments in Securities — 100.0% (Cost: $ 18,524,845)		20,133,050

Other Assets, Less Liabilities — 0.0%		7,601

Net Assets — 100.0%		$20,140,651

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$332	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	20,000	(b)	—	—	—	20,000	20,000	6		—
iShares ESG Aware MSCI EAFE ETF(d)	854,462	3,321,776		(573,993)	104,647	262,754	3,969,646	49,895	60,606		—
iShares ESG Aware MSCI EM ETF(e)	389,651	1,613,094		(194,580)	(2,648)	5,643	1,811,160	42,888	13,473		—
iShares ESG Aware MSCI USA ETF(f)	1,845,048	7,214,884		(1,174,776)	282,599	1,064,176	9,231,931	91,714	60,521		—
iShares ESG Aware MSCI USA Small-Cap ETF(g)	199,959	970,023		(176,513)	56,943	58,976	1,109,388	28,029	6,148		—
iShares ESG Aware U.S. Aggregate Bond ETF	708,536	3,259,620		(9,921)	(219)	32,909	3,990,925	71,394	19,326		1,172

					$441,322	$1,424,458	$20,133,050		$160,412		$1,172

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Formerly the iShares ESG MSCI EAFE ETF.
(e)	Formerly the iShares ESG MSCI EM ETF.
(f)	Formerly the iShares ESG MSCI USA ETF.
(g)	Formerly the iShares ESG MSCI USA Small-Cap ETF.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® ESG Aware Aggressive Allocation ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$20,113,050	$—	$—	$20,113,050
Money Market Funds	20,000	—	—	20,000

	$20,133,050	$—	$—	$20,133,050

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments July 31, 2021	iShares® ESG Aware Conservative Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 19.3%
iShares ESG Aware MSCI USA ETF(a)	9,560	$962,310
iShares ESG Aware MSCI USA Small-Cap ETF(a)	2,949	116,722

		1,079,032

Domestic Fixed Income — 69.8%
iShares ESG Aware U.S. Aggregate Bond ETF(a)	69,832	3,903,609

International Equity — 10.8%
iShares ESG Aware MSCI EAFE ETF(a)	5,181	412,200
iShares ESG Aware MSCI EM ETF(a)	4,532	191,386

		603,586

Total Investment Companies — 99.9% (Cost: $5,345,800)		5,586,227

Total Investments in Securities — 99.9% (Cost: $5,345,800)		5,586,227

Other Assets, Less Liabilities — 0.1%		8,113

Net Assets — 100.0%		$5,594,340

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$149	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	—	0	(b)	—	—	—	—	—	2		—
iShares ESG Aware MSCI EAFE ETF(d)	335,219	235,916		(241,837)	42,002	40,900	412,200	5,181	8,281		—
iShares ESG Aware MSCI EM ETF(e)	152,888	115,618		(99,837)	22,657	60	191,386	4,532	2,313		—
iShares ESG Aware MSCI USA ETF(f)	723,977	517,888		(521,346)	121,496	120,295	962,310	9,560	10,602		—
iShares ESG Aware MSCI USA Small-Cap ETF(g)	78,415	69,353		(67,372)	22,971	13,355	116,722	2,949	1,127		—
iShares ESG Aware U.S. Aggregate Bond ETF	2,594,764	1,979,651		(616,265)	(22,029)	(32,512)	3,903,609	69,832	37,073		3,830

					$187,097	$142,098	$5,586,227		$59,547		$3,830

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Formerly the iShares ESG MSCI EAFE ETF.
(e)	Formerly the iShares ESG MSCI EM ETF.
(f)	Formerly the iShares ESG MSCI USA ETF.
(g)	Formerly the iShares ESG MSCI USA Small-Cap ETF.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® ESG Aware Conservative Allocation ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$5,586,227	$—	$—	$5,586,227

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments July 31, 2021	iShares® ESG Aware Growth Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 39.7%
iShares ESG Aware MSCI USA ETF(a)	27,572	$2,775,397
iShares ESG Aware MSCI USA Small-Cap ETF(a)	8,228	325,664

		3,101,061

Domestic Fixed Income — 32.8%
iShares ESG Aware U.S. Aggregate Bond ETF(a)	45,845	2,562,736

International Equity — 22.8%
iShares ESG Aware MSCI EAFE ETF(a)	15,255	1,213,688
iShares ESG Aware MSCI EM ETF(a)	13,346	563,602

		1,777,290

Total Investment Companies — 95.3% (Cost: $6,610,510)		7,441,087

Security	Shares	Value

Short-Term Investments

Money Market Funds — 4.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	370,000	$370,000

Total Short-Term Investments — 4.7% (Cost: $ 370,000)		370,000

Total Investments in Securities — 100.0% (Cost: $ 6,980,510)		7,811,087

Other Assets, Less Liabilities — (0.0)%		(86)

Net Assets — 100.0%		$7,811,001

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation	)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—		$—	—	$240	(c)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	—	370,000	(b)	—	—	—		370,000	370,000	6		—

iShares ESG Aware MSCI EAFE ETF(d)	651,485	784,510		(401,519)	34,023	145,189		1,213,688	15,255	21,144		—

iShares ESG Aware MSCI EM ETF(e)	297,084	370,924		(153,186)	25,285	23,495		563,602	13,346	5,544		—

iShares ESG Aware MSCI USA ETF(f)	1,406,732	1,652,596		(828,782)	96,965	447,886		2,775,397	27,572	23,388		—

iShares ESG Aware MSCI USA Small-Cap ETF(g)	152,477	202,848		(106,481)	17,128	59,692		325,664	8,228	2,459		—

iShares ESG Aware U.S. Aggregate Bond ETF	1,440,582	2,216,487		(1,084,564)	(10,828)	1,059		2,562,736	45,845	23,099		2,282

					$162,573	$677,321		$7,811,087		$75,880		$2,282

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Formerly the iShares ESG MSCI EAFE ETF.
(e)	Formerly the iShares ESG MSCI EM ETF.
(f)	Formerly the iShares ESG MSCI USA ETF.
(g)	Formerly the iShares ESG MSCI USA Small-Cap ETF.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® ESG Aware Growth Allocation ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$7,441,087	$—	$—	$7,441,087
Money Market Funds	370,000	—	—	370,000

	$7,811,087	$—	$—	$7,811,087

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments July 31, 2021	iShares® ESG Aware Moderate Allocation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Equity — 25.7%
iShares ESG Aware MSCI USA ETF(a)	13,231	$1,331,832
iShares ESG Aware MSCI USA Small-Cap ETF(a)	4,081	161,526

		1,493,358

Domestic Fixed Income — 59.8%
iShares ESG Aware U.S. Aggregate Bond ETF(a)	62,130	3,473,067

International Equity — 14.4%
iShares ESG Aware MSCI EAFE ETF(a)	7,170	570,445
iShares ESG Aware MSCI EM ETF(a)	6,273	264,909

		835,354

Total Investment Companies — 99.9% (Cost: $5,445,369)		5,801,779

Total Investments in Securities — 99.9% (Cost: $5,445,369)		5,801,779

Other Assets, Less Liabilities — 0.1%		8,519

Net Assets — 100.0%		$5,810,298

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation	)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—		$—	—	$123	(c)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	—	0	(b)	—	—	—		—	—	4		—

iShares ESG Aware MSCI EAFE ETF(d)	442,995	316,054		(304,074)	53,801	61,669		570,445	7,170	11,372		—

iShares ESG Aware MSCI EM ETF(e)	201,993	154,697		(123,732)	29,785	2,166		264,909	6,273	3,160		—

iShares ESG Aware MSCI USA ETF(f)	956,628	692,916		(653,675)	156,401	179,562		1,331,832	13,231	14,327		—

iShares ESG Aware MSCI USA Small-Cap ETF(g)	103,667	91,410		(84,885)	29,181	22,153		161,526	4,081	1,524		—

iShares ESG Aware U.S. Aggregate Bond ETF	2,204,374	1,771,818		(457,561)	(14,440)	(31,124)		3,473,067	62,130	32,248		3,329

					$254,728	$234,426		$5,801,779		$62,758		$3,329

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Formerly the iShares ESG MSCI EAFE ETF.
(e)	Formerly the iShares ESG MSCI EM ETF.
(f)	Formerly the iShares ESG MSCI USA ETF.
(g)	Formerly the iShares ESG MSCI USA Small-Cap ETF.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® ESG Aware Moderate Allocation ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$5,801,779	$—	$—	$5,801,779

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Statements of Assets and Liabilities

July 31, 2021

	iShares ESG Aware Aggressive Allocation ETF	iShares ESG Aware Conservative Allocation ETF	iShares ESG Aware Growth Allocation ETF	iShares ESG Aware Moderate Allocation ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$20,133,050	$5,586,227	$7,811,087	$5,801,779
Cash	7,935	8,383	151	8,762
Receivables:
Securities lending income — Affiliated	5	2	4	2

Total assets	20,140,990	5,594,612	7,811,242	5,810,543

LIABILITIES
Payables:
Investment advisory fees	339	272	241	245

Total liabilities	339	272	241	245

NET ASSETS	$20,140,651	$5,594,340	$7,811,001	$5,810,298

NET ASSETS CONSIST OF:
Paid-in capital	$18,532,446	$5,366,424	$6,981,522	$5,456,754
Accumulated earnings	1,608,205	227,916	829,479	353,544

NET ASSETS	$20,140,651	$5,594,340	$7,811,001	$5,810,298

Shares outstanding	600,000	200,000	250,000	200,000

Net asset value	$33.57	$27.97	$31.24	$29.05

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Affiliated	$18,524,845	$5,345,800	$6,980,510	$5,445,369

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2021

	iShares ESG Aware Aggressive Allocation ETF	iShares ESG Aware Conservative Allocation ETF	iShares ESG Aware Growth Allocation ETF	iShares ESG Aware Moderate Allocation ETF

INVESTMENT INCOME
Dividends — Affiliated	$160,080	$59,398	$75,640	$62,635
Securities lending income — Affiliated — net	332	149	240	123

Total investment income	160,412	59,547	75,880	62,758

EXPENSES
Investment advisory fees	18,691	8,452	9,727	8,737

Total expenses	18,691	8,452	9,727	8,737

Less:
Investment advisory fees waived	(16,772)	(5,847)	(7,942)	(6,420)

Total expenses after fees waived	1,919	2,605	1,785	2,317

Net investment income	158,493	56,942	74,095	60,441

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(463)	(16,341)	(3,380)	(6,195)
In-kind redemptions — Affiliated	441,785	203,438	165,953	260,923
Capital gain distributions from underlying funds — Affiliated	1,172	3,830	2,282	3,329

Net realized gain	442,494	190,927	164,855	258,057

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	1,424,458	142,098	677,321	234,426

Net change in unrealized appreciation (depreciation)	1,424,458	142,098	677,321	234,426

Net realized and unrealized gain	1,866,952	333,025	842,176	492,483

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,025,445	$389,967	$916,271	$552,924

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Changes in Net Assets

	iShares ESG Aware Aggressive Allocation ETF		iShares ESG Aware Conservative Allocation ETF
		Period From		Period From
	Year Ended	06/12/20 (a)	Year Ended	06/12/20 (a)
	07/31/21	to 07/31/20	07/31/21	to 07/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$158,493	$12,069	$56,942	$6,770
Net realized gain	442,494	195	190,927	—
Net change in unrealized appreciation (depreciation)	1,424,458	183,747	142,098	98,329

Net increase in net assets resulting from operations	2,025,445	196,011	389,967	105,099

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(160,003)	(12,124)	(61,043)	(6,770)
Return of capital	—	—	—	(161)

Decrease in net assets resulting from distributions to shareholders	(160,003)	(12,124)	(61,043)	(6,931)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	14,264,094	3,827,228	1,372,773	3,794,475

NET ASSETS
Total increase in net assets	16,129,536	4,011,115	1,701,697	3,892,643
Beginning of period	4,011,115	—	3,892,643	—

End of period	$20,140,651	$4,011,115	$5,594,340	$3,892,643

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares ESG Aware Growth Allocation ETF		iShares ESG Aware Moderate Allocation ETF
		Period From		Period From
	Year Ended	06/12/20 (a)	Year Ended	06/12/20 (a)
	07/31/21	to 07/31/20	07/31/21	to 07/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$74,095	$10,002	$60,441	$7,862
Net realized gain	164,855	206	258,057	—
Net change in unrealized appreciation (depreciation)	677,321	153,256	234,426	121,984

Net increase in net assets resulting from operations	916,271	163,464	552,924	129,846

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(76,617)	(10,101)	(64,015)	(7,862)
Return of capital	—	—	—	(144)

Decrease in net assets resulting from distributions to shareholders	(76,617)	(10,101)	(64,015)	(8,006)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,006,428	3,811,556	1,404,219	3,795,330

NET ASSETS
Total increase in net assets	3,846,082	3,964,919	1,893,128	3,917,170
Beginning of period	3,964,919	—	3,917,170	—

End of period	$7,811,001	$3,964,919	$5,810,298	$3,917,170

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Financial Highlights

(For a share outstanding throughout each period)

iShares ESG Aware Aggressive Allocation ETF

Year Ended 07/31/21	Period From 06/12/20 to 07/31/20	(a)

Net asset value, beginning of period	$26.74	$25.32

Net investment income(b)	0.49	0.10
Net realized and unrealized gain(c)	6.78	1.44

Net increase from investment operations	7.27	1.54

Distributions(d)
From net investment income	(0.44)	(0.12)

Total distributions	(0.44)	(0.12)

Net asset value, end of period	$33.57	$26.74

Total Return
Based on net asset value	27.32%	6.10	%(e)

Ratios to Average Net Assets
Total expenses(f)	0.18%	0.18	%(g)

Total expenses after fees waived(f)	0.02%	0.03	%(g)

Net investment income	1.53%	2.74%

Supplemental Data
Net assets, end of period (000)	$20,141	$4,011

Portfolio turnover rate(h)(i)	5%	0	%(e)(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Rounds to less than 0.01%.

See notes to financial statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares ESG Aware Conservative Allocation ETF

Period From

Year Ended	06/12/20	(a)
07/31/21	to 07/31/20

Net asset value, beginning of period	$25.95	$25.14

Net investment income(b)	0.33	0.06
Net realized and unrealized gain(c)	2.05	0.82

Net increase from investment operations	2.38	0.88

Distributions(d)
From net investment income	(0.36)	(0.07)
Return of capital	—	(0.00	)(e)

Total distributions	(0.36)	(0.07)

Net asset value, end of period	$27.97	$25.95

Total Return

Based on net asset value	9.23%	3.50	%(f)

Ratios to Average Net Assets

Total expenses(g)	0.18%	0.18	%(h)

Total expenses after fees waived(g)	0.06%	0.06	%(h)

Net investment income	1.21%	1.63%

Supplemental Data

Net assets, end of period (000)	$5,594	$3,893

Portfolio turnover rate(i)(j)	4%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares ESG Aware Growth Allocation ETF

Period From

Year Ended	06/12/20	(a)
07/31/21	to 07/31/20

Net asset value, beginning of period	$26.43	$25.25

Net investment income(b)	0.40	0.08
Net realized and unrealized gain(c)	4.81	1.20

Net increase from investment operations	5.21	1.28

Distributions(d)
From net investment income	(0.40)	(0.10)

Total distributions	(0.40)	(0.10)

Net asset value, end of period	$31.24	$26.43

Total Return

Based on net asset value	19.83%	5.08	%(e)

Ratios to Average Net Assets

Total expenses(f)	0.18%	0.18	%(g)

Total expenses after fees waived(f)	0.03%	0.04	%(g)

Net investment income	1.37%	2.29%

Supplemental Data

Net assets, end of period (000)	$7,811	$3,965

Portfolio turnover rate(h)(i)	15%	0	%(e)(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(j)	Rounds to less than 0.01%.

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares ESG Aware Moderate Allocation ETF

Period From

Year Ended	06/12/20	(a)
07/31/21	to 07/31/20

Net asset value, beginning of period	$26.11	$25.18

Net investment income(b)	0.35	0.06
Net realized and unrealized gain(c)	2.96	0.95

Net increase from investment operations	3.31	1.01

Distributions(d)
From net investment income	(0.37)	(0.08)
Return of capital	—	(0.00	)(e)

Total distributions	(0.37)	(0.08)

Net asset value, end of period	$29.05	$26.11

Total Return

Based on net asset value	12.76%	4.02	%(f)

Ratios to Average Net Assets

Total expenses(g)	0.18%	0.18	%(h)

Total expenses after fees waived(g)	0.05%	0.05	%(h)

Net investment income	1.25%	1.82%

Supplemental Data

Net assets, end of period (000)	$5,810	$3,917

Portfolio turnover rate(i)(j)	4%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

ESG Aware Aggressive Allocation	Diversified
ESG Aware Conservative Allocation	Diversified
ESG Aware Growth Allocation	Diversified
ESG Aware Moderate Allocation	Diversified

Each Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in other iShares funds (each, an “underlying fund” and collectively, the “underlying funds”). The financial statements, including the accounting policies, and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.18%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For each of the iShares ESG Aware Aggressive Allocation, iShares ESG Aware Conservative Allocation, iShares ESG Aware Growth Allocation and iShares ESG Aware Moderate Allocation ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through November 30, 2025, in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
ESG Aware Aggressive Allocation	$ 16,772
ESG Aware Conservative Allocation	5,847
ESG Aware Growth Allocation	7,942
ESG Aware Moderate Allocation	6,420

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statements of operations. For the year ended July 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
ESG Aware Aggressive Allocation	$ 104
ESG Aware Conservative Allocation	46
ESG Aware Growth Allocation	74
ESG Aware Moderate Allocation	39

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statements of operations.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

6.	PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

ESG Aware Aggressive Allocation	$516,273	$516,414
ESG Aware Conservative Allocation	186,555	807,258
ESG Aware Growth Allocation	800,366	1,146,962
ESG Aware Moderate Allocation	212,515	674,001

For the year ended July 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

ESG Aware Aggressive Allocation	$15,864,294	$1,614,540
ESG Aware Conservative Allocation	2,735,701	743,229
ESG Aware Growth Allocation	4,429,281	1,429,852
ESG Aware Moderate Allocation	2,817,709	953,256

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2021, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings

ESG Aware Aggressive Allocation	$441,124	$ (441,124)
ESG Aware Conservative Allocation	199,337	(199,337)
ESG Aware Growth Allocation	163,538	(163,538)
ESG Aware Moderate Allocation	257,349	(257,349)

The tax character of distributions was as follows:

iShares ETF	Year Ended 07/31/21	Period Ended 07/31/20

ESG Aware Aggressive Allocation
Ordinary income	$160,003	$12,124

ESG Aware Conservative Allocation
Ordinary income	$61,043	$6,770
Return of capital	—	161

	$61,043	$6,931

ESG Aware Growth Allocation
Ordinary income	$76,617	$10,101

ESG Aware Moderate Allocation
Ordinary income	$64,015	$7,862
Return of capital	—	144

	$64,015	$8,006

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

As of July 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	Total

ESG Aware Aggressive Allocation	$—	$1,608,205	$ 1,608,205
ESG Aware Conservative Allocation	(12,511)	240,427	227,916
ESG Aware Growth Allocation	(1,098)	830,577	829,479
ESG Aware Moderate Allocation	(2,866)	356,410	353,544

(a)	Amounts available to offset future realized capital gains.

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

ESG Aware Aggressive Allocation	$18,524,845	$1,608,205	$—	$ 1,608,205
ESG Aware Conservative Allocation	5,345,800	240,427	—	240,427
ESG Aware Growth Allocation	6,980,510	830,577	—	830,577
ESG Aware Moderate Allocation	5,445,369	356,410	—	356,410

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statements of assets and liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/21		Period Ended 07/31/20

iShares ETF	Shares	Amount	Shares	Amount

ESG Aware Aggressive Allocation
Shares sold	500,000	$15,897,888	150,000	$3,827,228
Shares redeemed	(50,000)	(1,633,794)	—	—

Net increase	450,000	$14,264,094	150,000	$3,827,228

ESG Aware Conservative Allocation
Shares sold	100,000	$2,741,067	150,000	$3,794,475
Shares redeemed	(50,000)	(1,368,294)	—	—

Net increase	50,000	$1,372,773	150,000	$3,794,475

ESG Aware Growth Allocation
Shares sold	150,000	$4,441,118	150,000	$3,811,556
Shares redeemed	(50,000)	(1,434,690)	—	—

Net increase	100,000	$3,006,428	150,000	$3,811,556

ESG Aware Moderate Allocation
Shares sold	100,000	$2,823,915	150,000	$3,795,330
Shares redeemed	(50,000)	(1,419,696)	—	—

Net increase	50,000	$1,404,219	150,000	$3,795,330

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statements of assets and liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares ESG Aware Aggressive Allocation

ETF, iShares ESG Aware Conservative Allocation ETF, iShares ESG Aware Growth Allocation ETF

and iShares ESG Aware Moderate Allocation ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares ESG Aware Aggressive Allocation ETF, iShares ESG Aware Conservative Allocation ETF, iShares ESG Aware Growth Allocation ETF and iShares ESG Aware Moderate Allocation ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations for the year ended July 31, 2021 and the statements of changes in net assets and the financial highlights for the year ended July 31, 2021 and for the period June 12, 2020 (commencement of operations) to July 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year ended July 31, 2021, and the changes in their net assets and each of the financial highlights for the year ended July 31, 2021 and for the period June 12, 2020 (commencement of operations) to July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

ESG Aware Aggressive Allocation	9.25%
ESG Aware Conservative Allocation	8.96%
ESG Aware Growth Allocation	14.26%
ESG Aware Moderate Allocation	11.39%

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Dividend Income

ESG Aware Aggressive Allocation	$25,341
ESG Aware Conservative Allocation	9,189
ESG Aware Growth Allocation	18,743
ESG Aware Moderate Allocation	12,335

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Business Income

ESG Aware Aggressive Allocation	$207
ESG Aware Conservative Allocation	75
ESG Aware Growth Allocation	152
ESG Aware Moderate Allocation	100

The Funds intend to pass through to their shareholders the following amount(s), or maximum amount(s) allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

ESG Aware Aggressive Allocation	$20,072	$1,858
ESG Aware Conservative Allocation	7,342	679
ESG Aware Growth Allocation	14,903	1,379
ESG Aware Moderate Allocation	9,838	910

The Funds hereby designate the following amount(s), or maximum amount(s) allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2021:

iShares ETF	Interest-Related Dividends

ESG Aware Aggressive Allocation	$15,748
ESG Aware Conservative Allocation	30,908
ESG Aware Growth Allocation	19,575
ESG Aware Moderate Allocation	27,065

I M P O R T A N T T A X I N F O R M A T I O N	37

Board Review and Approval of Investment Advisory Contract

iShares ESG Aware Aggressive Allocation ETF, iShares ESG Aware Conservative Allocation ETF, iShares ESG Aware Growth Allocation ETF, iShares ESG Aware Moderate Allocation ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	39

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

ESG Aware Aggressive Allocation(a)	$0.421167	$—	$0.016025	$0.437192	96%	—%	4%	100%
ESG Aware Conservative Allocation(a)	0.348505	—	0.011035	0.359540	97	—	3	100
ESG Aware Growth Allocation(a)	0.389343	—	0.014084	0.403427	97	—	3	100
ESG Aware Moderate Allocation(a)	0.359174	—	0.011994	0.371168	97	—	3	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 381 funds as of July 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	41

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	43

Want to know more?

iShares.com  |  1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-716-0721

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fifty-six series of the registrant for which the fiscal year-end is July 31, 2021 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $763,750 for the fiscal year ended July 31, 2020 and $749,050 for the fiscal year ended July 31, 2021.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2020 and July 31, 2021 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $211,736 for the fiscal year ended July 31, 2020 and $543,200 for the fiscal year ended July 31, 2021. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended July 31, 2020 and July 31, 2021 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $211,736 for the fiscal year ended July 31, 2020 and $543,200 for the fiscal year ended July 31, 2021.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: October 01, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: October 01, 2021

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 01, 2021